Exhibit 99.C.1

SPECIAL EDITION Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 116    MANILA, PHILIPPINES, December 28, 2020 NO. 52 Republic of the Philippines REPUBLIC ACT NO. 11518 GENERAL APPROPRIATIONS ACT Fiscal Year 2021

NO. ((518 GENERAL Fiscal Year 2021 Reset, Rebound, and Recover: Investing for Resiliency and Sustainability VOLUME I-A

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2021

January 1 - December 31, 2021

VOLUME I - A

C O N T E N T S

VII.	DEPARTMENT OF EDUCATION	192

A.	Office of the Secretary	192
B.	Early Childhood Care and Development Council	368
C.	National Book Development Board	370
D.	National Council for Children’s Television	373
E.	National Museum of the Philippines	376
F.	Philippine High School for the Arts	379

VIII.	STATE UNIVERSITIES AND COLLEGES	383

A.	University of the Philippines System (The National University)	383

B.	National Capital Region	391

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	391
B.2	Marikina Polytechnic College	394
B.3	Philippine Normal University	396
B.4	Philippine State College of Aeronautics	399
B.5	Polytechnic University of the Philippines	402
B.6	Rizal Technological University	406
B.7	Technological University of the Philippines	409

C.	Region I - ILOCOS	415

C.1	Don Mariano Marcos Memorial State University	415
C.2	Ilocos Sur Polytechnic State College	418
C.3	Mariano Marcos State University	421
C.4	North Luzon Philippines State College	425
C.5	Pangasinan State University	429
C.6	University of Northern Philippines	432

D.	CORDILLERA ADMINISTRATIVE REGION	437

D.1	Abra State Institute of Science and Technology	437
D.2	Apayao State College	440
D.3	Benguet State University	443
D.4	Ifugao State University	447
D.5	Kalinga State University	450
D.6	Mountain Province State University	453

E.	Region II - CAGAYAN VALLEY	457

E.1	Batanes State College	457
E.2	Cagayan State University	459
E.3	Isabela State University	463
E.4	Nueva Vizcaya State University	466
E.5	Quirino State University	470

F.	Region III - CENTRAL LUZON	474

F.1	Aurora State College of Technology	474
F.2	Bataan Peninsula State University	477
F.3	Bulacan Agricultural State College	480
F.4	Bulacan State University	484
F.5	Central Luzon State University	487

F.6	Don Honorio Ventura State University	491
F.7	Nueva Ecija University of Science and Technology	494
F.8	Pampanga State Agricultural University	497
F.9	Philippine Merchant Marine Academy	501
F.10	President Ramon Magsaysay State University	504
F.11	Tarlac Agricultural University	507
F.12	Tarlac State University	510

G.	Region IV - SOUTHERN TAGALOG AND PALAWAN	515

	Region IV-A (CALABARZON)	515

G.1	Batangas State University	515
G.2	Cavite State University	518
G.3	Laguna State Polytechnic University	521
G.4	Southern Luzon State University	525
G.5	University of Rizal System	528

H.	Region IV-B (MIMAROPA)	532

H.1	Marinduque State College	532
H.2	Mindoro State University	535
H.3	Occidental Mindoro State College	539
H.4	Palawan State University	542
H.5	Romblon State University	545
H.6	Western Philippines University	549

I.	Region V - BICOL	553

I.1	Bicol State College of Applied Sciences and Technology	553
I.2	Bicol University	556
I.3	Camarines Norte State College	559
I.4	Camarines Sur Polytechnic Colleges	563
I.5	Catanduanes State University	566
I.6	Central Bicol State University of Agriculture	570
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	574
I.8	Partido State University	577
I.9	Sorsogon State College	581

J.	Region VI - WESTERN VISAYAS	585

J.1	Aklan State University	585
J.2	Capiz State University	588
J.3	Carlos C. Hilado Memorial State College	591
J.4	Central Philippines State University	594
J.5	Guimaras State College	598
J.6	Iloilo Science and Technology University	601
J.7	Iloilo State University of Science and Technology	604
J.8	Northern Iloilo State University	607
J.9	Northern Negros State College of Science and Technology	611
J.10	University of Antique	614
J.11	West Visayas State University	617

K.	Region VII - CENTRAL VISAYAS	622

K.1	Bohol Island State University	622
K.2	Cebu Normal University	625
K.3	Cebu Technological University	629
K.4	Negros Oriental State University	633
K.5	Siquijor State College	637

L.	Region VIII - EASTERN VISAYAS	641

L.1	Biliran Province State University	641
L.2	Eastern Samar State University	644
L.3	Eastern Visayas State University	648
L.4	Leyte Normal University	651
L.5	Northwest Samar State University	655
L.6	Palompon Polytechnic State University	658
L.7	Samar State University	661
L.8	Southern Leyte State University	664
L.9	University of Eastern Philippines	668
L.10	Visayas State University	672

M.	Region IX - ZAMBOANGA PENINSULA	677

M.1	J.H. Cerilles State College	677
M.2	Jose Rizal Memorial State University	680
M.3	Western Mindanao State University	683
M.4	Zamboanga City State Polytechnic College	687
M.5	Zamboanga State College of Marine Sciences and Technology	690

N.	Region X - NORTHERN MINDANAO	694

N.1	Bukidnon State University	694
N.2	Camiguin Polytechnic State College	698
N.3	Central Mindanao University	701
N.4	MSU - Iligan Institute of Technology	705
N.5	Northern Bukidnon State College	708
N.6	Northwestern Mindanao State College of Science and Technology	710
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	713
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	716

O.	Region XI - DAVAO REGION	720

O.1	Compostela Valley State College	720
O.2	Davao del Norte State College	723
O.3	Davao del Sur State College	726
O.4	Davao Oriental State University	729
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	732
O.6	University of Southeastern Philippines	735

P.	Region XII - SOCCSKSARGEN	740

P.1	Cotabato State University	740
P.2	Cotabato Foundation College of Science and Technology	743
P.3	South Cotabato State College	747
P.4	Sultan Kudarat State University	748
P.5	University of Southern Mindanao	752

Q.	REGION XIII - CARAGA	756

Q.1	Agusan del Sur State College of Agriculture and Technology	756
Q.2	Caraga State University	759
Q.3	Surigao del Sur State University	763
Q.4	Surigao State College of Technology	766

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	771

R.1	Adiong Memorial Polytechnic State College	771
R.2	Basilan State College	774
R.3	Mindanao State University	777
R.4	MSU-TAWI-TAWI College of Technology and Oceanography	784
R.5	Sulu State College	787
R.6	TAWI-TAWI Regional Agricultural College	790

	GENERAL SUMMARY - STATE UNIVERSITIES AND COLLEGES	795

IX.	DEPARTMENT OF ENERGY	801

A.	Office of the Secretary	801

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	807

A.	Office of the Secretary	807
B.	Environmental Management Bureau	862
C.	Mines and Geo-Sciences Bureau	878
D.	National Mapping and Resource Information Authority	887
E.	National Water Resources Board	891
F.	Palawan Council for Sustainable Development Staff	894

XI.	DEPARTMENT OF FINANCE	899

A.	Office of the Secretary	899
B.	Bureau of Customs	902
C.	Bureau of Internal Revenue	911
D.	Bureau of Local Government Finance	919
E.	Bureau of the Treasury	925
F.	Central Board of Assessment Appeals	930
G.	Insurance Commission	932
H.	National Tax Research Center	934
I.	Privatization and Management Office	937

XII.	DEPARTMENT OF FOREIGN AFFAIRS	941

A.	Office of the Secretary	941
B.	Foreign Service Institute	952
C.	Technical Cooperation Council of the Philippines	955
D.	UNESCO National Commission of the Philippines	958
E.	Presidential Commission on Visiting Forces	960

XIII.	DEPARTMENT OF HEALTH	964

A.	Office of the Secretary	964
B.	National Nutrition Council	989

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	994

A.	Office of the Secretary	994
B.	Human Settlements Adjudication Commission	1004

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	1011

A.	Office of the Secretary	1011
B.	Cybercrime Investigation and Coordination Center	1016
C.	National Privacy Commission	1018
D.	National Telecommunications Commission	1020

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	1026

A.	Office of the Secretary	1026
B.	Bureau of Fire Protection	1036
C.	Bureau of Jail Management and Penology	1041
D.	Local Government Academy	1045
E.	National Commission on Muslim Filipinos	1048
F.	National Police Commission	1052
G.	National Youth Commission	1064
H.	Philippine Commission on Women	1066
I.	Philippine National Police	1069
J.	Philippine Public Safety College	1089

XVII.	DEPARTMENT OF JUSTICE	1093

A.	Office of the Secretary	1093
B.	Bureau of Corrections	1098
C.	Bureau of Immigration	1103
D.	Land Registration Authority	1106
E.	National Bureau of Investigation	1109
F.	Office of the Government Corporate Counsel	1112
G.	Office of the Solicitor General	1114
H.	Parole and Probation Administration	1117
I.	Presidential Commission on Good Government	1122
J.	Public Attorney’s Office	1124

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	1129

A.	Office of the Secretary	1129
B.	Institute for Labor Studies	1143
C.	National Conciliation and Mediation Board	1145
D.	National Labor Relations Commission	1149
E.	National Maritime Polytechnic	1152
F.	National Wages and Productivity Commission	1155
G.	Philippine Overseas Employment Administration	1158
H.	Professional Regulation Commission	1161
I.	Overseas Workers Welfare Administration	1174

XIX.	DEPARTMENT OF NATIONAL DEFENSE	1179

A.	Office of the Secretary - Proper	1179
B.	Government Arsenal	1181
C.	National Defense College of the Philippines	1184
D.	Office of Civil Defense	1187
E.	Philippine Veterans Affairs Office (PVAO) - Proper	1190
F.	Veterans Memorial Medical Center	1193
G.	Armed Forces of the Philippines	1196
G.l	Philippine Army (Land Forces)	1196
G.2	Philippine Air Force (Air Forces)	1200
G.3	Philippine Navy (Naval Forces)	1205
G.4	General Headquarters, AFP and AFP Wide Service Support Units (AFPWSSUS)	1210

DECEMBER 28, 2020	OFFICIAL GAZETTE	1

H.B. No. 7727

Republic of the Philippines

Congress of the Philippines

Metro Manila

Eighteenth Congress

Second Regular Session

Begun and held in Metro Manila, on Monday, the Twenty-Seventh of July, Two Thousand and Twenty.

[Republic Act No.                    ]

AN ACT

APPROPRIATING FUNDS FOR THE OPERATION OF THE GOVERNMENT OF THE REPUBLIC OF THE PHILIPPINES FROM JANUARY ONE TO DECEMBER THIRTY-ONE, TWO THOUSAND AND TWENTY-ONE

Be it enacted by the Senate and the House of Representatives of the Philippines in Congress assembled:

Section 1. Appropriation of Funds. The following sums, or so much thereof as may be necessary, are hereby appropriated out of any funds in the National Treasury of the Philippines not otherwise appropriated, for the operation of the Government of the Republic of the Philippines from January one to December thirty-one, two thousand and twenty-one, except where otherwise specifically provided herein:

2	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

I. CONGRESS OF THE PHILIPPINES

A. SENATE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	8,828,977,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,822,922,000	₱	1,189,001,000	₱	3,417,400,000	₱	6,429,323,000
Operations		1,100,939,000		1,289,115,000		9,600,000		2,399,654,000

SENATE LEGISLATIVE PROGRAM		1,100,939,000		1,289,115,000		9,600,000		2,399,654,000

TOTAL NEW APPROPRIATIONS	₱	2,923,861,000	₱	2,478,116,000	₱	3,427,000,000	₱	8,828,977,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,606,667,000	₱	1,179,001,000	₱	40,400,000	₱	2,826,068,000
Administration of Personnel Benefits		216,255,000						216,255,000
Project(s)
Locally-Funded Project(s)
Senate Relocation				10,000,000		3,377,000,000		3,387,000,000

Sub-total, General Administration and Support		1,822,922,000		1,189,001,000		3,417,400,000		6,429,323,000

Operations
Crafting of significant legislation and reform measures ensured		1,100,939,000		1,289,115,000		9,600,000		2,399,654,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

SENATE LEGISLATIVE PROGRAM		1,100,939,000		1,289,115,000		9,600,000		2,399,654,000

Legislation of Laws and Other Related Activities		1,100,939,000		1,289,115,000		9,600,000		2,399,654,000

Sub-total, Operations		1,100,939,000		1,289,115,000		9,600,000		2,399,654,000

TOTAL NEW APPROPRIATIONS	₱	2,923,861,000	₱	2,478,116,000	₱	3,427,000,000	₱	8,828,977,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,429,234

Total Permanent Positions	1,429,234

Other Compensation Common to All
Personnel Economic Relief Allowance	46,272
Representation Allowance	31,086
Transportation Allowance	31,086
Clothing and Uniform Allowance	11,568
Honoraria	1,200
Mid-Year Bonus - Civilian	119,103
Year End Bonus	119,103
Cash Gift	9,640
Productivity Enhancement Incentive	9,640
Step Increment	3,573

Total Other Compensation Common to All	382,271

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	203,608
Lump-sum for Personnel Services	820,666

Total Other Compensation for Specific Groups	1,024,274

Other Benefits
PAG-IBIG Contributions	2,313
PhilHealth Contributions	10,426
Employees Compensation Insurance Premiums	2,313
Terminal Leave	12,647

Total Other Benefits	27,699

Non-Permanent Positions	60,383

Total Personnel Services	2,923,861

4	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	400,539
Training and Scholarship Expenses	7,306
Supplies and Materials Expenses	79,223
Utility Expenses	54,570
Communication Expenses	43,739
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	100,000
Extraordinary and Miscellaneous Expenses	331,442
Professional Services	156,334
General Services	47,925
Repairs and Maintenance	10,000
Taxes, Insurance Premiums and Other Fees	4,624
Other Maintenance and Operating Expenses
Advertising Expenses	4,186
Printing and Publication Expenses	3,441
Representation Expenses	149,699
Transportation and Delivery Expenses	782
Rent/Lease Expenses	338,734
Membership Dues and Contributions to Organizations	1,947
Subscription Expenses	15,489
Other Maintenance and Operating Expenses	728,136

Total Maintenance and Other Operating Expenses	2,478,116

Total Current Operating Expenditures	5,401,977

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,377,000
Machinery and Equipment Outlay	29,600
Transportation Equipment Outlay	3,500
Furniture, Fixtures and Books Outlay	2,500
Other Property, Plant and Equipment	8,400
Intangible Assets	6,000

Total Capital Outlays	3,427,000

TOTAL NEW APPROPRIATIONS	8,828,977

B. SENATE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	302,875,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	177,010,000	₱	15,048,000	₱	6,310,000	₱	198,368,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	5
CONGRESS OF THE PHILIPPINES

Operations		62,577,000		41,930,000				104,507,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		62,577,000		41,930,000				104,507,000

TOTAL NEW APPROPRIATIONS	₱	239,587,000	₱	56,978,000	₱	6,310,000	₱	302,875,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	112,957,000	₱	15,048,000	₱	6,310,000	₱	134,315,000
Administration of Personnel Benefits		64,053,000						64,053,000

Sub-total, General Administration and Support		177,010,000		15,048,000		6,310,000		198,368,000

Operations
Fair and speedy resolution of Senatorial electoral contests achieved		62,577,000		41,930,000				104,507,000

SENATE ELECTORAL CONTESTS ADJUDICATION PROGRAM		62,577,000		41,930,000				104,507,000

Adjudication of Electoral Contests involving Members of the Senate including Administrative Support		62,577,000		41,930,000				104,507,000

Sub-total, Operations		62,577,000		41,930,000				104,507,000

TOTAL NEW APPROPRIATIONS	₱	239,587,000	₱	56,978,000	₱	6,310,000	₱	302,875,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

6	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Basic Salary	68,892

Total Permanent Positions	68,892

Other Compensation Common to All
Personnel Economic Relief Allowance	2,376
Representation Allowance	1,062
Transportation Allowance	1,062
Clothing and Uniform Allowance	594
Honoraria	200
Mid-Year Bonus - Civilian	5,741
Year End Bonus	5,741
Cash Gift	495
Per Diems	3,300
Productivity Enhancement Incentive	495
Step Increment	173

Total Other Compensation Common to All	21,239

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	138
Lump-sum for filling of Positions - Civilian	63,879
Lump-sum for Personnel Services	72,833
Other Personnel Benefits	11,316

Total Other Compensation for Specific Groups	148,166

Other Benefits
PAG-IBIG Contributions	119
PhilHealth Contributions	513
Employees Compensation Insurance Premiums	119
Terminal Leave	174

Total Other Benefits	925

Non-Permanent Positions	365

Total Personnel Services	239,587

Maintenance and Other Operating Expenses
Travelling Expenses	2,630
Training and Scholarship Expenses	5,348
Supplies and Materials Expenses	4,000
Utility Expenses	2,640
Communication Expenses	3,119
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,880
Professional Services	4,722
General Services	5,156
Repairs and Maintenance	1,235
Taxes, Insurance Premiums and Other Fees	180
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300

DECEMBER 28, 2020	OFFICIAL GAZETTE	7
CONGRESS OF THE PHILIPPINES

Representation Expenses	7,377
Transportation and Delivery Expenses	700
Rent/Lease Expenses	8,755
Subscription Expenses	36
Other Maintenance and Operating Expenses	4,900

Total Maintenance and Other Operating Expenses	56,978

Total Current Operating Expenditures	296,565

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,310
Transportation Equipment Outlay	4,500
Furniture, Fixtures and Books Outlay	500

Total Capital Outlays	6,310

TOTAL NEW APPROPRIATIONS	302,875

C. COMMISSION ON APPOINTMENTS

For general administration and support, and operations, as indicated hereunder	₱	815,279,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	239,637,000	₱	246,585,000	₱	10,500,000	₱	496,722,000
Operations		102,082,000		216,475,000				318,557,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		102,082,000		216,475,000				318,557,000

TOTAL NEW APPROPRIATIONS	₱	341,719,000	₱	463,060,000	₱	10,500,000	₱	815,279,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

8	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support
General management and supervision	₱	199,009,000	₱	246,585,000	₱	10,500,000	₱	456,094,000
Administration of Personnel Benefits		40,628,000						40,628,000

Sub-total, General Administration and Support		239,637,000		246,585,000		10,500,000		496,722,000

Operations
Review and confirmation of Presidential appointments/ nominations submitted to the Commission		102,082,000		216,475,000				318,557,000

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM		102,082,000		216,475,000				318,557,000

Review and confirmation of appointments submitted to the Commission		102,082,000		216,475,000				318,557,000

Sub-total, Operations		102,082,000		216,475,000				318,557,000

TOTAL NEW APPROPRIATIONS	₱	341,719,000	₱	463,060,000	₱	10,500,000	₱	815,279,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	199,672

Total Permanent Positions	199,672

Other Compensation Common to All
Personnel Economic Relief Allowance	5,808
Representation Allowance	6,792
Transportation Allowance	5,082
Clothing and Uniform Allowance	1,452
Honoraria	265
Mid-Year Bonus - Civilian	16,639
Year End Bonus	16,639
Cash Gift	1,210
Productivity Enhancement Incentive	1,210
Step Increment	499

Total Other Compensation Common to All	55,596

DECEMBER 28, 2020	OFFICIAL GAZETTE	9
CONGRESS OF THE PHILIPPINES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	40,628
Other Personnel Benefits	28,547

Total Other Compensation for Specific Groups	69,195

Other Benefits
PAG-IBIG Contributions	291
PhilHealth Contributions	1,400
Employees Compensation Insurance Premiums	291

Total Other Benefits	1,982

Non-Permanent Positions	15,274

Total Personnel Services	341,719

Maintenance and Other Operating Expenses
Travelling Expenses	12,950
Training and Scholarship Expenses	3,500
Supplies and Materials Expenses	10,394
Utility Expenses	2,500
Communication Expenses	5,950
Survey, Research, Exploration and Development Expenses	1
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,472
Professional Services	19,200
General Services	2,500
Repairs and Maintenance	4,200
Taxes, Insurance Premiums and Other Fees	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	1,200
Printing and Publication Expenses	2,000
Representation Expenses	38,328
Rent/Lease Expenses	34,934
Membership Dues and Contributions to Organizations	1
Subscription Expenses	700
Other Maintenance and Operating Expenses	318,230

Total Maintenance and Other Operating Expenses	463,060

Total Current Operating Expenditures	804,779

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	4,415
Transportation Equipment Outlay	2,500
Furniture, Fixtures and Books Outlay	990
Other Property Plant and Equipment Outlay	275
Intangible Assets Outlay	2,320

Total Capital Outlays	10,500

TOTAL NEW APPROPRIATIONS	815,279

10	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

D. HOUSE OF REPRESENTATIVES

For general administration and support, and operations, as indicated hereunder	₱	18,243,091,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,965,750,000	₱	4,763,566,000	₱	2,000,000,000	₱	8,729,316,000
Operations		3,638,447,000		5,875,328,000				9,513,775,000

NOR LEGISLATIVE PROGRAM		3,638,447,000		5,875,328,000				9,513,775,000

TOTAL NEW APPROPRIATIONS	₱	5,604,197,000	₱	10,638,894,000	₱	2,000,000,000	₱	18,243,091,000

Special Provision(s)

1. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,565,775,000	₱	4,763,566,000	₱	2,000,000,000	₱	8,329,341,000
Administration of Personnel Benefits		399,975,000						399,975,000

Sub-total, General Administration and Support		1,965,750,000		4,763,566,000		2,000,000,000		8,729,316,000

Operations
Crafting of significant legislation and reform measures ensured		3,638,447,000		5,875,328,000				9,513,775,000

NOR LEGISLATIVE PROGRAM		3,638,447,000		5,875,328,000				9,513,775,000

Legislation of laws and other related activities		3,638,447,000		5,875,328,000				9,513,775,000

Sub-total, Operations		3,638,447,000		5,875,328,000				9,513,775,000

TOTAL NEW APPROPRIATIONS	₱	5,604,197,000	₱	10,638,894,000	₱	2,000,000,000	₱	18,243,091,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	11
CONGRESS OF THE PHILIPPINES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,329,396

Total Permanent Positions	3,329,396

Other Compensation common to All
Personnel Economic Relief Allowance	91,632
Representation Allowance	56,502
Transportation Allowance	56,502
Clothing and Uniform Allowance	22,908
Mid-Year Bonus - Civilian	271,284
Year End Bonus	271,284
Cash Gift	19,090
Productivity Enhancement Incentive	19,090
Step Increment	7,960

Total Other Compensation Common to All	816,252

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	399,975
Lump-sum for Personnel Services	632,365
Other Personnel Benefits	72,529

Total Other Compensation for Specific Groups	1,104,869

Other Benefits
PAG-IBIG Contributions	4,609
PhilHealth Contributions	20,740
Employees Compensation Insurance Premiums	4,609

Total Other Benefits	29,958

Non-Permanent Positions	323,722

Total Personnel Services	5,604,197

Maintenance and Other Operating Expenses
Travelling Expenses	1,305,565
Training and Scholarship Expenses	32,622
Supplies and Materials Expenses	327,978
Utility Expenses	346,763
Communication Expenses	375,114
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,222,367
Professional Services	4,248,362

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GENERAL APPROPRIATIONS ACT, FY 2021

General Services	171,988
Repairs and Maintenance	407,410
Taxes, Insurance Premiums and Other Fees	93,850
Other Maintenance and Operating Expenses
Advertising Expenses	24,875
Printing and Publication Expenses	102,543
Representation Expenses	304,185
Transportation and Delivery Expenses	221
Rent/Lease Expenses	21,618
Membership Dues and Contributions to Organizations	64,433
Subscription Expenses	46,655
Donations	5,142
Other Maintenance and Operating Expenses	1,537,203

Total Maintenance and Other Operating Expenses	10,638,894

Total Current Operating Expenditures	16,243,091

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,867,500
Machinery and Equipment Outlay	102,500
Furniture, Fixtures and Books Outlay	30,000

Total Capital Outlays	2,000,000

TOTAL NEW APPROPRIATIONS	18,243,091

E. HOUSE ELECTORAL TRIBUNAL

For general administration and support, and operations, as indicated hereunder	₱	272,477,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	80,738,000	₱	65,911,000		₱	146,649,000
Operations		79,618,000		46,210,000			125,828,000

NOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		79,618,000		46,210,000			125,828,000

TOTAL NEW APPROPRIATIONS	₱	160,356,000	₱	112,121,000		₱	272,477,000

Special Provision(s)

1.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	13
CONGRESS OF THE PHILIPPINES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	22,936,000	₱	65,911,000		₱	88,847,000
Administration of Personnel Benefits		57,802,000					57,802,000

Sub-total, General Administration and Support		80,738,000		65,911,000			146,649,000

Operations
Fair and speedy resolution of House of Representatives electoral contests achieved		79,618,000		46,210,000			125,828,000

NOR ELECTORAL CONTESTS ADJUDICATION PROGRAM		79,618,000		46,210,000			125,828,000

Adjudication of Electoral Contests involving Members of the House of Representatives		79,618,000		46,210,000			125,828,000

Sub-total, Operations		79,618,000		46,210,000			125,828,000

TOTAL NEW APPROPRIATIONS	₱	160,356,000	₱	112,121,000		₱	272,477,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary							77,088

Total Permanent Positions							77,088

Other Compensation Common to All
Personnel Economic Relief Allowance							2,760
Representation Allowance							2,712
Transportation Allowance							2,712
Clothing and Uniform Allowance							690
Honoraria							1,323
Mid-Year Bonus - Civilian							6,424

14	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Year End Bonus	6,424
Cash Gift	575
Productivity Enhancement Incentive	575
Step Increment	192

Total Other Compensation Common to All	24,387

Other Compensation for Specific Groups
Provident/Welfare Fund Contributions	231
Lump-sum for filling of Positions - Civilian	56,795

Total Other Compensation for Specific Groups	57,026

Other Benefits
PAG-IBIG Contributions	138
PhilHealth Contributions	572
Employees Compensation Insurance Premiums	138
Terminal Leave	1,007

Total Other Benefits	1,855

Total Personnel Services	160,356

Maintenance and Other Operating Expenses
Travelling Expenses	4,975
Training and Scholarship Expenses	1,103
Supplies and Materials Expenses	11,360
Utility Expenses	6,820
Communication Expenses	5,601
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,884
Professional Services	5,200
General Services	5,820
Repairs and Maintenance	1,427
Taxes, Insurance Premiums and Other Fees	1,060
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	905
Representation Expenses	5,480
Transportation and Delivery Expenses	2,680
Rent/Lease Expenses	54,036
Subscription Expenses	370

Total Maintenance and Other Operating Expenses	112,121

Total Current Operating Expenditures	272,477

TOTAL NEW APPROPRIATIONS	272,477

Special Provisions Applicable to the Congress of the Philippines

1. Augmentation of Any Item in the Appropriations of the Congress of the Philippines. Pursuant to Section 25(5) of Article VI of the Constitution, the Senate President, with respect to the Senate and the Speaker, with respect to the House of Representatives, are hereby authorized to augment any item in the general appropriations law for their respective offices from any savings in other items of their respective appropriations.

DECEMBER 28, 2020	OFFICIAL GAZETTE	15
CONGRESS OF THE PHILIPPINES

2. Organizational Structure of the Senate, the House of Representatives, the Senate and House of Representatives Electoral Tribunals and the Commission on Appointments. Notwithstanding any provision of law to the contrary and within the limits of the appropriations authorized in this Act, the Senate President, with respect to the Senate and the Commission on Appointments, the Speaker, with respect to the House of Representatives, and the Chairpersons of the Senate and House of Representatives Electoral Tribunals are authorized to:

(a) formulate and implement the organizational structures of their respective offices;

(b) fix and determine the salaries, allowances and other benefits of their Members, employees and consultants, subject to Section 10, Article VI of the Constitution, and whenever public interest so requires, make adjustments and reorganization of positions in the regular personnel with the corresponding transfer of items of appropriations; and

(c) create new positions in their respective offices:

PROVIDED, That officers and employees whose positions are affected by such adjustments or reorganization shall be granted retirement gratuities and separation pay in accordance with existing laws, which shall be payable from any unexpended balance of, or savings in the appropriations of their respective offices: PROVIDED, FURTHER, That the foregoing changes, reorganization and modifications shall be submitted to the DBM for proper documentation. (GENERAL OBSERVATION - President’s Veto Message, December 28, 2020, Volume I-B, page 853, R.A. No. 11518)

3. Release of Appropriations. All appropriations authorized for the Senate, the House of Representatives, the Commission on Appointments, the Senate and House of Representatives Electoral Tribunals shall be automatically and regularly released.

4. Modification of Allocation for Operational Expenses. Subject to the approval of the Senate President or the Speaker of the House of Representatives, as the case may be, a Member of Congress may modify his allocation for operational expenses to any other expense category: PROVIDED, That the total of said allocation is not exceeded.

5. Revolving Fund for the Reproduction of Legislative Records and Sale of Publications and Products. The revolving fund constituted from the income derived from business-type activities of the Senate and the House of Representatives including sale of publications and other institutional products shall be used to cover the expenses incurred for the said activities in accordance with accounting and auditing rules and regulations.

6. Availability of Appropriations and Cash Allocations. Unexpended quarterly and year-end balances of approved appropriations and cash allocations for the Senate, the House of Representatives, the Senate and the House of Representatives Electoral Tribunals and the Commission on Appointments shall remain valid appropriations and shall continue to be available for expenditure until fully spent and shall remain under their control and accountability, subject to accounting and auditing rules and regulations.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 852, R.A. No. 11518)

7. Constitutional Guarantee. In the implementation of the foregoing provisions, the constitutional guarantee of the independence of Congress as a co-equal branch of government must be maintained.

16	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

CONGRESS OF THE PHILIPPINES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. SENATE	₱	2,923,861,000	₱	2,478,116,000	₱	3,427,000,000	₱	8,828,977,000
B. SENATE ELECTORAL TRIBUNAL		239,587,000		56,978,000		6,310,000		302,875,000
C. COMMISSION ON APPOINTMENTS		341,719,000		463,060,000		10,500,000		815,279,000
D. HOUSE OF REPRESENTATIVES		5,604,197,000		10,638,894,000		2,000,000,000		18,243,091,000
E. HOUSE ELECTORAL TRIBUNAL		160,356,000		112,121,000				272,477,000

TOTAL NEW APPROPRIATIONS, CONGRESS OF THE PHILIPPINES	₱	9,269,720,000	₱	13,749,169,000	₱	5,443,810,000	₱	28,462,699,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	17
OFFICE OF THE PRESIDENT

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

For general administration and support, and operations, as indicated hereunder	₱	8,186,079,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	488,343,000	₱	614,931,000	₱	590,952,000	₱	1,694,226,000
Operations		618,909,000		5,872,944,000				6,491,853,000

PRESIDENTIAL OVERSIGHT PROGRAM		386,018,000		5,018,345,000				5,404,363,000
PRESIDENTIAL ADVISORY PROGRAM		30,878,000		55,500,000				86,378,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		40,168,000		46,336,000				86,504,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		161,845,000		752,763,000				914,608,000

TOTAL NEW APPROPRIATIONS	₱	1,107,252,000	₱	6,487,875,000	₱	590,952,000	₱	8,186,079,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the President (OP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OP’s website.

The OP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	482,249,000	₱	614,931,000	₱	590,952,000	₱	1,688,132,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits		6,094,000						6,094,000

Sub-total, General Administration and Support		488,343,000		614,931,000		590,952,000		1,694,226,000

Operations
Responsive support services to the Presidency		618,909,000		5,872,944,000				6,491,853,000

PRESIDENTIAL OVERSIGHT PROGRAM		386,018,000		5,018,345,000				5,404,363,000

Issuance of Presidential Directives, Special Powers and Authorities and Clearances		211,239,000		120,096,000				331,335,000
Policy development and formulation on strategic Presidential interventions		110,776,000		60,575,000				171,351,000
Oversight management on national security concerns		28,356,000		4,816,702,000				4,845,058,000
Public assistance and information services		18,256,000		3,864,000				22,120,000
Oversight of general government internal control systems		17,391,000		1,533,000				18,924,000
Oversight and general government performance monitoring				15,575,000				15,575,000
PRESIDENTIAL ADVISORY PROGRAM		30,878,000		55,500,000				86,378,000

Presidential advisory assistance services		30,878,000		55,500,000				86,378,000
PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM		40,168,000		46,336,000				86,504,000

Provide legal advice, renew contracts and resolve cases on appeal		40,168,000		5,094,000				45,262,000
Prepare presidential issuances, conduct investigation and render decision on complaint against presidential appointees				40,213,000				40,213,000
Review bills passed by Congress				1,029,000				1,029,000
PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM		161,845,000		752,763,000				914,608,000

Local/foreign missions and state visits		23,158,000		511,548,000				534,706,000
Presidential security and close-in functions		61,452,000		28,519,000				89,971,000
Management of special events and internal house affair		77,235,000		185,599,000				262,834,000
Process and manage documents for the President				27,097,000				27,097,000

Sub-total, Operations		618,909,000		5,872,944,000				6,491,853,000

TOTAL NEW APPROPRIATIONS	₱	1,107,252,000	₱	6,487,875,000	₱	590,952,000	₱	8,186,079,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	19
OFFICE OF THE PRESIDENT

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	434,440

Total Permanent Positions	434,440

Other Compensation Common to All
Personnel Economic Relief Allowance	19,848
Representation Allowance	9,210
Transportation Allowance	9,210
Clothing and Uniform Allowance	4,962
Mid-Year Bonus - Civilian	36,202
Year End Bonus	36,202
Cash Gift	4,135
Productivity Enhancement Incentive	4,135
Step Increment	1,084

Total Other Compensation Common to All	124,988

Other Benefits
PAG-IBIG Contributions	992
PhilHealth Contributions	3,855
Employees Compensation Insurance Premiums	992
Terminal Leave	6,094

Total Other Benefits	11,933

Non-Permanent Positions	535,891

Total Personnel Services	1,107,252

Maintenance and Other Operating Expenses
Travelling Expenses	283,330
Training and Scholarship Expenses	87,323
Supplies and Materials Expenses	260,962
Utility Expenses	118,616
Communication Expenses	79,064
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	2,250,000
Extraordinary and Miscellaneous Expenses	13,906

20	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Intelligence Expenses	2,250,000
Professional Services	100,279
General Services	73,550
Repairs and Maintenance	212,320
Taxes, Insurance Premiums and Other Fees	25,105
Other Maintenance and Operating Expenses
Advertising Expenses	11,060
Printing and Publication Expenses	17,171
Representation Expenses	603,812
Transportation and Delivery Expenses	210
Rent/Lease Expenses	82,675
Membership Dues and Contributions to Organizations	6,000
Subscription Expenses	12,492

Total Maintenance and Other Operating Expenses	6,487,875

Total Current Operating Expenditures	7,595,127

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	590,952

Total Capital Outlays	590,952

TOTAL NEW APPROPRIATIONS	8,186,079

DECEMBER 28, 2020	OFFICIAL GAZETTE	21
OFFICE OF THE PRESIDENT

GENERAL SUMMARY

OFFICE OF THE PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. THE PRESIDENT’S OFFICES	₱	1,107,252,000	₱	6,487,875,000	₱	590,952,000	₱	8,186,079,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE PRESIDENT	₱	1,107,252,000	₱	6,487,875,000	₱	590,952,000	₱	8,186,079,000

22	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

III. OFFICE OF THE VICE-PRESIDENT

For general administration and support, and operations, as indicated hereunder	₱	900,000,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	35,171,000	₱	35,012,000	₱	3,662,000	₱	73,845,000
Operations		73,318,000		746,837,000		6,000,000		826,155,000

GOOD GOVERNANCE PROGRAM		73,318,000		746,837,000		6,000,000		826,155,000

TOTAL NEW APPROPRIATIONS	₱	108,489,000	₱	781,849,000	₱	9,662,000	₱	900,000,000

Special Provision(s)

1. Reporting and Posting Requirements. The Office of the Vice-President (OVP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OVP’s website.

The OVP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,171,000	₱	35,012,000	₱	3,662,000	₱	73,845,000

Sub-total, General Administration and Support		35,171,000		35,012,000		3,662,000		73,845,000

Operations
Enhanced strategic partnership and advocacy on good governance		73,318,000		746,837,000		6,000,000		826,155,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	23
OFFICE OF THE VICE-PRESIDENT

GOOD GOVERNANCE PROGRAM		73,318,000		746,837,000		6,000,000		826,155,000

Good Governance Engagements and Social Service Projects		73,318,000		746,837,000		6,000,000		826,155,000

Sub-total, Operations		73,318,000		746,837,000		6,000,000		826,155,000

TOTAL NEW APPROPRIATIONS	₱	108,489,000	₱	781,849,000	₱	9,662,000	₱	900,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	73,257

Total Permanent Positions	73,257

Other Compensation Common to All
Personnel Economic Relief Allowance	2,808
Representation Allowance	1,068
Transportation Allowance	1,068
Clothing and Uniform Allowance	702
Mid-Year Bonus - Civilian	6,105
Year End Bonus	6,105
Cash Gift	585
Productivity Enhancement Incentive	585
Step Increment	183

Total Other Compensation Common to All	19,209

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	460

Total Other Compensation for Specific Groups	460

Other Benefits
PAG-IBIG Contributions	140
PhilHealth Contributions	655
Employees Compensation Insurance Premiums	140
Loyalty Award - Civilian	65

Total Other Benefits	1,000

Non-Permanent Positions	8,863

24	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Military/Uniformed Personnel
Other Compensation for Specific Groups
Special Duty Allowance	5,700

Total Other Compensation for Specific Groups	5,700

Total Personnel Services	108,489

Maintenance and Other Operating Expenses
Travelling Expenses	28,331
Training and Scholarship Expenses	4,000
Supplies and Materials Expenses	19,821
Utility Expenses	6,448
Communication Expenses	6,609
Survey, Research, Exploration and Development Expenses	25,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	620
Professional Services	51,777
General Services	11,240
Repairs and Maintenance	4,265
Repairs and Maintenance of Leased Assets	500
Financial Assistance/Subsidy	571,654
Taxes, Insurance Premiums and Other Fees	500
Other Maintenance and Operating Expenses
Representation Expenses	26,572
Rent/Lease Expenses	16,000
Subscription Expenses	8,512

Total Maintenance and Other Operating Expenses	781,849

Total Current Operating Expenditures	890,338

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,662
Transportation Equipment Outlay	6,000

Total Capital Outlays	9,662

TOTAL NEW APPROPRIATIONS	900,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	25
OFFICE OF THE VICE-PRESIDENT

GENERAL SUMMARY

OFFICE OF THE VICE-PRESIDENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE VICE-PRESIDENT	₱	108,489,000	₱	781,849,000	₱	9,662,000	₱	900,000,000

TOTAL NEW APPROPRIATIONS, OFFICE OF THE VICE-PRESIDENT	₱	108,489,000	₱	781,849,000	₱	9,662,000	₱	900,000,000

26	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations for programs and projects in support of the Comprehensive Agrarian Reform Program, as indicated hereunder	₱	8,450,785,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	592,603,000	₱	1,284,817,000	₱		₱	1,877,420,000
Support to Operations		557,155,000		163,538,000				720,693,000
Operations		3,544,450,000		2,289,802,000		18,420,000		5,852,672,000

LAND TENURE SECURITY PROGRAM		2,405,605,000		1,027,562,000		11,370,000		3,444,537,000
AGRARIAN JUSTICE DELIVERY PROGRAM		476,360,000		421,069,000				897,429,000
AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM		662,485,000		841,171,000		7,050,000		1,510,706,000

TOTAL NEW APPROPRIATIONS	₱	4,694,208,000	₱	3,738,157,000	₱	18,420,000	₱	8,450,785,000

Special Provision(s)

1. Comprehensive Agrarian Reform Program. The total amount of Nine Billion Five Hundred Seventy Three Million One Hundred Ninety Three Thousand Pesos (₱9,573,193,000) shall be used in support of the programs and projects of the DAR and other implementing agencies of the Comprehensive Agrarian Reform Program (CARP), which are duly approved by the Presidential Agrarian Reform Council (PARC) in accordance with E.O. No. 229, s.1987 and R.A. No. 6657, as amended by R.A. Nos. 8532 and 9700, and endorsed by PARC Executive Committee to the DBM, with their corresponding amounts:

(a) Four Billion Three Hundred Forty One Million Nine Hundred Sixty Six Thousand Pesos (₱4,341,966,000) for Land Tenure Security and for Agrarian Justice Delivery, of which the Six Million Seven Hundred Eighty Four Thousand Pesos (₱6,784,000) for Land Owner’s Compensation shall be released to the LBP, through the BTr, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and other documents required by the DBM.

This amount shall be supplemented by specific appropriations in this Act lodged under the budgets of the following CARP implementing agencies:

DENR-OSEC	₱	46,705,000
DOJ-LRA		179,444,000

TOTAL	₱	226,149,000

(b) One Billion Five Hundred Ten Million Seven Hundred Six Thousand Pesos (₱1,510,706,000) for Program Beneficiaries Development which will also be in support of the programs and projects of the Agriculture and Fisheries Modernization Program.

DECEMBER 28, 2020	OFFICIAL GAZETTE	27
DEPARTMENT OF AGRARIAN REFORM

This amount shall be supplemented by specific appropriations in this Act lodged in the budgets of the various CARP implementing agencies, as follows:

DENR-OSEC	₱	180,597,000
DTI-OSEC		114,662,000
NIA		601,000,000

TOTAL	₱	896,259,000

[~~2. Condonation of Interests, Penalties and Surcharges. The payment of interests, penalties and surcharges of loans used for land acquisition to any and all government agencies and GOCCs including LandBank of the Philippines (LBP) shall be condoned, and the remaining original principal value be restructured without interest thereon: Provided, That all previous payments for interest be credited to principal payment instead.~~] (DIRECT VETO - President’s Veto Message, December 28, 2020, Volume 1-B, page 844, R.A. No. 11518)

3. Farmers’ Amortization Payments. Collections from farmers’ amortization for agrarian reform receivables and loan repayments at the LBP, including a portion of advance remittances by farmers certified as agrarian reform receivables, shall be deposited with the National Treasury as income of the General Fund.

4. Land Distribution Security Program. The DAR, in consultation with the NEDA, shall initiate the review and evaluation of DAR land distribution targets as mandated under the Philippine Development Plan 2017-2022 and shall ensure land distribution and farmers installation in provinces where private land distribution records the lowest achievement and largest backlogs. A report on the result of the review and evaluation shall be submitted to Congress and posted in the DAR website.

5. Climate Change Adaptation and Mitigation. The DAR, in coordination with other relevant agencies, shall provide, as much as possible, support to all Agrarian Reform Communities (ARCs) to strengthen their climate resilience, including the conduct of climate and disaster risk assessments, provision of capacity-building on value-adding activities and non-farm livelihood options, enhancing access to innovative agricultural insurance coverage such as weather index-based insurance, and enhancing their capacity to adopt climate-resilient technologies. The DAR, in coordination with other relevant agencies, shall also capacitate the ARCs in the use of renewable energy and energy efficiency, ecological solid waste management, sustainable land use such as organic farming approaches and the use of rainwater catchments.

6. Reporting and Posting Requirements. The DAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DAR’s website.

The DAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	512,556,000	₱	1,284,817,000	₱	₱	1,797,373,000

National Capital Region (NCR)		487,237,000		339,415,000			826,652,000

Central Office		487,237,000		339,415,000			826,652,000
Region I - Ilocos				35,458,000			35,458,000

Regional Office I - Proper				14,399,000			14,399,000

28	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Ilocos Norte		3,914,000	3,914,000
PARO - Ilocos Sur		6,048,000	6,048,000
PARO - La Union		5,407,000	5,407,000
PARO - Pangasinan		5,690,000	5,690,000
Cordillera Administrative Region (CAR)		41,700,000	41,700,000

CAR - Proper		18,737,000	18,737,000
PARO - Abra		4,147,000	4,147,000
PARO - Apayao		3,347,000	3,347,000
PARO - Benguet		4,244,000	4,244,000
PARO - Ifugao		3,975,000	3,975,000
PARO - Kalinga		4,244,000	4,244,000
PARO - Mt. Province		3,006,000	3,006,000
Region II - Cagayan Valley	520,000	53,493,000	54,013,000

Regional Office II - Proper		20,725,000	20,725,000
PARO - Batanes		652,000	652,000
PARO - Cagayan	520,000	7,883,000	8,403,000
PARO - Isabela		14,030,000	14,030,000
PARO - Nueva Viscaya		6,693,000	6,693,000
PARO - Quirino		3,510,000	3,510,000
Region III - Central Luzon		55,276,000	55,276,000

Regional Office III - Proper		16,125,000	16,125,000
PARO - Aurora		4,126,000	4,126,000
PARO - Bataan		3,765,000	3,765,000
PARO - Bulacan		6,821,000	6,821,000
PARO - Nueva Ecija		10,060,000	10,060,000
PARO - Pampanga		5,773,000	5,773,000
PARO - Tarlac		5,492,000	5,492,000
PARO - Zambales		3,114,000	3,114,000
Region IVA - CALABARZON	3,967,000	73,079,000	77,046,000

Regional Office IVA - Proper	538,000	29,019,000	29,557,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	29
DEPARTMENT OF AGRARIAN REFORM

PARO - Batangas	248,000	8,030,000	8,278,000
PARO - Cavite	544,000	6,450,000	6,994,000
PARO - Laguna	533,000	6,420,000	6,953,000
PARO - Quezon I	533,000	6,340,000	6,873,000
PARO - Quezon II	533,000	9,490,000	10,023,000
PARO - Rizal	1,038,000	7,330,000	8,368,000
Region IVB - MIMAROPA		53,152,000	53,152,000

Regional Office IVB - Proper		19,720,000	19,720,000
PARO - Marinduque		4,719,000	4,719,000
PARO - Mindoro Occidental		7,828,000	7,828,000
PARO - Mindoro Oriental		8,394,000	8,394,000
PARO - Palawan		7,348,000	7,348,000
PARO - Romblon		5,143,000	5,143,000
Region V - Bicol		84,373,000	84,373,000

Regional Office V - Proper		16,849,000	16,849,000
PARO - Albay		9,396,000	9,396,000
PARO - Camarines Norte		9,393,000	9,393,000
PARO - Camarines Sur		27,851,000	27,851,000
PARO - Catanduanes		5,041,000	5,041,000
PARO - Masbate		8,401,000	8,401,000
PARO - Sorsogon		7,442,000	7,442,000
Region VI - Western Visayas		91,491,000	91,491,000

Regional Office VI - Proper		23,337,000	23,337,000
PARO - Aklan		7,576,000	7,576,000
PARO - Antique		4,239,000	4,239,000
PARO - Capiz		7,786,000	7,786,000
PARO - Guimaras		3,738,000	3,738,000
PARO - Iloilo		10,137,000	10,137,000
PARO - Negros Occidental		34,678,000	34,678,000
Region VII - Central Visayas		63,936,000	63,936,000

Regional Office VII - Proper		26,066,000	26,066,000

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PARO - Bohol		11,030,000	11,030,000
PARO - Cebu		11,717,000	11,717,000
PARO - Negros Oriental		13,077,000	13,077,000
PARO - Siquijor		2,046,000	2,046,000
Region VIII - Eastern Visayas		90,819,000	90,819,000

Regional Office VIII - Proper		36,681,000	36,681,000
PARO - Biliran		2,928,000	2,928,000
PARO - Eastern Samar		7,321,000	7,321,000
PARO - Leyte		19,673,000	19,673,000
PARO - Northern Samar		8,074,000	8,074,000
PARO - Samar		9,608,000	9,608,000
PARO - Southern Leyte		6,534,000	6,534,000
Region IX - Zamboanga Peninsula		51,470,000	51,470,000

Regional Office IX - Proper		20,846,000	20,846,000
PARO - Zamboanga del Norte		9,752,000	9,752,000
PARO - Zamboanga del Sur		10,655,000	10,655,000
PARO - Zamboanga Sibugay		10,217,000	10,217,000
Region X - Northern Mindanao		66,252,000	66,252,000

Regional Office X - Proper		18,551,000	18,551,000
PARO - Bukidnon		11,263,000	11,263,000
PARO - Camiguin		3,975,000	3,975,000
PARO - Lanao del Norte		13,250,000	13,250,000
PARO - Misamis Occidental		7,950,000	7,950,000
PARO - Misamis Oriental		11,263,000	11,263,000
Region XI - Davao	20,832,000	66,860,000	87,692,000

Regional Office XI - Proper	520,000	19,529,000	20,049,000
PARO - Davao de Oro	4,043,000	10,381,000	14,424,000
PARO - Davao City	1,387,000	7,210,000	8,597,000
PARO - Davao del Sur	4,864,000	12,817,000	17,681,000
PARO - Davao Oriental	5,648,000	8,408,000	14,056,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	31
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao Province (del Norte)	4,370,000	8,515,000	12,885,000
Region XII - SOCCSKSARGEN		64,111,000	64,111,000

Regional Office XII - Proper		22,271,000	22,271,000
PARO - Cotabato Province (North)		11,641,000	11,641,000
PARO - Sarangani		9,087,000	9,087,000
PARO - South Cotabato		13,355,000	13,355,000
PARO - Sultan Kudarat		7,757,000	7,757,000
Region XIII - CARAGA		53,932,000	53,932,000

Regional Office XIII - Proper		17,679,000	17,679,000
PARO - Agusan del Norte		7,517,000	7,517,000
PARO - Agusan del Sur		9,722,000	9,722,000
PARO - Surigao del Norte		9,180,000	9,180,000
PARO - Surigao del Sur		9,834,000	9,834,000
Administration of Personnel Benefits	80,047,000		80,047,000

National Capital Region (NCR)	80,047,000		80,047,000

Central Office	80,047,000		80,047,000

Sub-total, General Administration and Support	592,603,000	1,284,817,000	1,877,420,000

Support to Operations
Policy Formulation, Planning, Monitoring and Evaluation, Information Management, and Systems Development	539,431,000	139,568,000	678,999,000

National Capital Region (NCR)	46,095,000	109,568,000	155,663,000

Central Office	46,095,000	109,568,000	155,663,000
Region I - Ilocos	32,045,000	2,000,000	34,045,000

Regional Office I - Proper	11,782,000	2,000,000	13,782,000
PARO - Ilocos Norte	4,677,000		4,677,000
PARO - Ilocos Sur	5,203,000		5,203,000
PARO - La Union	5,462,000		5,462,000
PARO - Pangasinan	4,921,000		4,921,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Cordillera Administrative Region (CAR)	36,706,000	2,000,000	38,706,000

CAR - Proper	8,479,000	2,000,000	10,479,000
PARO - Abra	3,414,000		3,414,000
PARO - Apayao	4,940,000		4,940,000
PARO - Benguet	5,016,000		5,016,000
PARO - Ifugao	5,296,000		5,296,000
PARO - Kalinga	4,643,000		4,643,000
PARO - Mt. Province	4,918,000		4,918,000
Region II - Cagayan Valley	26,551,000	2,000,000	28,551,000

Regional Office II - Proper	8,369,000	2,000,000	10,369,000
PARO - Batanes	4,198,000		4,198,000
PARO - Cagayan	4,108,000		4,108,000
PARO - Isabela	4,533,000		4,533,000
PARO - Nueva Viscaya	3,446,000		3,446,000
PARO - Quirino	1,897,000		1,897,000
Region III - Central Luzon	49,511,000	2,000,000	51,511,000

Regional Office III - Proper	11,891,000	2,000,000	13,891,000
PARO - Aurora	7,148,000		7,148,000
PARO - Bataan	6,274,000		6,274,000
PARO - Bulacan	6,029,000		6,029,000
PARO - Nueva Ecija	6,720,000		6,720,000
PARO - Pampanga	4,421,000		4,421,000
PARO - Tarlac	5,204,000		5,204,000
PARO - Zambales	1,824,000		1,824,000
Region IVA - CALABARZON	37,453,000	2,000,000	39,453,000

Regional Office IVA - Proper	7,359,000	2,000,000	9,359,000
PARO - Batangas	5,190,000		5,190,000
PARO - Cavite	5,239,000		5,239,000
PARO - Laguna	4,620,000		4,620,000
PARO - Quezon I	4,939,000		4,939,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	33
DEPARTMENT OF AGRARIAN REFORM

PARO - Quezon II	5,404,000		5,404,000
PARO - Rizal	4,702,000		4,702,000
Region IVB - MIMAROPA	35,215,000	2,000,000	37,215,000

Regional Office IVB - Proper	8,272,000	2,000,000	10,272,000
PARO - Marinduque	5,336,000		5,336,000
PARO - Mindoro Occidental	5,394,000		5,394,000
PARO - Mindoro Oriental	5,105,000		5,105,000
PARO - Palawan	5,226,000		5,226,000
PARO - Romblon	5,882,000		5,882,000
Region V - Bicol	48,200,000	2,000,000	50,200,000

Regional Office V - Proper	13,254,000	2,000,000	15,254,000
PARO - Albay	5,536,000		5,536,000
PARO - Camarines Norte	4,712,000		4,712,000
PARO - Camarines Sur	9,589,000		9,589,000
PARO - Catanduanes	4,737,000		4,737,000
PARO - Masbate	5,335,000		5,335,000
PARO - Sorsogon	5,037,000		5,037,000
Region VI - Western Visayas	43,400,000	2,000,000	45,400,000

Regional Office VI - Proper	10,732,000	2,000,000	12,732,000
PARO - Aklan	4,148,000		4,148,000
PARO - Antique	4,095,000		4,095,000
PARO - Capiz	4,908,000		4,908,000
PARO - Guimaras	5,393,000		5,393,000
PARO - Iloilo	5,092,000		5,092,000
PARO - Negros Occidental	9,032,000		9,032,000
Region VII - Central Visayas	22,760,000	2,000,000	24,760,000

Regional Office VII - Proper	9,778,000	2,000,000	11,778,000
PARO - Bohol	3,323,000		3,323,000
PARO - Cebu	5,784,000		5,784,000
PARO - Negros Oriental	3,875,000		3,875,000

34	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Region VIII - Eastern Visayas	41,151,000	2,000,000	43,151,000

Regional Office VIII - Proper	13,256,000	2,000,000	15,256,000
PARO - Biliran	834,000		834,000
PARO - Eastern Samar	4,927,000		4,927,000
PARO - Leyte	5,534,000		5,534,000
PARO - Northern Samar	5,643,000		5,643,000
PARO - Samar	5,565,000		5,565,000
PARO - Southern Leyte	5,392,000		5,392,000
Region IX - Zamboanga Peninsula	28,921,000	2,000,000	30,921,000

Regional Office IX - Proper	13,194,000	2,000,000	15,194,000
PARO - Zamboanga del Norte	5,152,000		5,152,000
PARO - Zamboanga del Sur	5,253,000		5,253,000
PARO - Zamboanga Sibugay	5,322,000		5,322,000
Region X - Northern Mindanao	38,448,000	2,000,000	40,448,000

Regional Office X - Proper	13,869,000	2,000,000	15,869,000
PARO - Bukidnon	5,963,000		5,963,000
PARO - Camiguin	1,105,000		1,105,000
PARO - Lanao del Norte	5,968,000		5,968,000
PARO - Misamis Occidental	6,323,000		6,323,000
PARO - Misamis Oriental	5,220,000		5,220,000
Region XI - Davao	13,020,000	2,000,000	15,020,000

Regional Office XI - Proper	9,987,000	2,000,000	11,987,000
PARO - Davao City	3,033,000		3,033,000
Region XII - SOCCSKSARGEN	10,326,000	2,000,000	12,326,000

Regional Office XII - Proper	10,326,000	2,000,000	12,326,000
Region XIII - CARAGA	29,629,000	2,000,000	31,629,000

Regional Office XIII - Proper	8,642,000	2,000,000	10,642,000
PARO - Agusan del Norte	4,913,000		4,913,000
PARO - Agusan del Sur	5,719,000		5,719,000
PARO - Surigao del Norte	5,009,000		5,009,000
PARO - Surigao del Sur	5,346,000		5,346,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	35
DEPARTMENT OF AGRARIAN REFORM

Agrarian Reform Information Education	17,724,000	23,970,000		41,694,000

National Capital Region (NCR)	17,724,000	23,970,000		41,694,000

Central Office	17,724,000	23,970,000		41,694,000

Sub-total, Support to Operations	557,155,000	163,538,000		720,693,000

Operations
Tiller’s Security of Tenure Ensured	2,405,605,000	1,027,562,000	11,370,000	3,444,537,000

LAND TENURE SECURITY PROGRAM	2,405,605,000	1,027,562,000	11,370,000	3,444,537,000

Land Acquisition and Distribution (LAD)	2,340,145,000	356,436,000		2,696,581,000

National Capital Region (NCR)		158,941,000		158,941,000

Central Office		158,941,000		158,941,000
Region I - Ilocos	33,039,000	725,000		33,764,000

Regional Office I - Proper	2,713,000			2,713,000
PARO - Ilocos Norte	6,267,000			6,267,000
PARO - Ilocos Sur	11,718,000	106,000		11,824,000
PARO - La Union	8,266,000			8,266,000
PARO - Pangasinan	4,075,000	619,000		4,694,000
Cordillera Administrative Region (CAR)	48,164,000	1,529,000		49,693,000

CAR - Proper	5,285,000			5,285,000
PARO - Abra	8,085,000			8,085,000
PARO - Apayao	4,209,000	442,000		4,651,000
PARO - Benguet	9,070,000			9,070,000
PARO - Ifugao	5,279,000	318,000		5,597,000
PARO - Kalinga	9,103,000	769,000		9,872,000
PARO - Mt. Province	7,133,000			7,133,000
Region II - Cagayan Valley	121,015,000	7,252,000		128,267,000

Regional Office II - Proper	3,023,000			3,023,000
PARO - Batanes	6,684,000			6,684,000
PARO - Cagayan	17,523,000	2,155,000		19,678,000
PARO - Isabela	71,629,000	4,318,000		75,947,000
PARO - Nueva Viscaya	17,911,000	779,000		18,690,000

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PARO - Quirino	4,245,000		4,245,000
Region III - Central Luzon	93,634,000	10,804,000	104,438,000

Regional Office III - Proper	5,299,000		5,299,000
PARO - Aurora	3,876,000		3,876,000
PARO - Bataan	7,830,000	484,000	8,314,000
PARO - Bulacan	15,596,000	486,000	16,082,000
PARO - Nueva Ecija	26,723,000	3,752,000	30,475,000
PARO - Pampanga	12,876,000	1,696,000	14,572,000
PARO - Tarlac	12,594,000	4,091,000	16,685,000
PARO - Zambales	8,840,000	295,000	9,135,000
Region IVA - CALABARZON	109,888,000	15,191,000	125,079,000

Regional Office IVA - Proper	2,984,000		2,984,000
PARO - Batangas	25,026,000	1,220,000	26,246,000
PARO - Cavite	8,229,000	210,000	8,439,000
PARO - Laguna	9,737,000	796,000	10,533,000
PARO - Quezon I	13,266,000	2,238,000	15,504,000
PARO - Quezon II	36,574,000	9,991,000	46,565,000
PARO - Rizal	14,072,000	736,000	14,808,000
Region IVB - MIMAROPA	62,305,000	281,000	62,586,000

Regional Office IVB - Proper	5,333,000		5,333,000
PARO - Marinduque	8,626,000		8,626,000
PARO - Mindoro Occidental	4,395,000	149,000	4,544,000
PARO - Mindoro Oriental	16,453,000	122,000	16,575,000
PARO - Palawan	23,229,000	8,000	23,237,000
PARO - Romblon	4,269,000	2,000	4,271,000
Region V - Bicol	299,145,000	31,070,000	330,215,000

Regional Office V - Proper	6,494,000		6,494,000
PARO - Albay	46,032,000	4,879,000	50,911,000
PARO - Camarines Norte	28,715,000	3,487,000	32,202,000
PARO - Camarines Sur	101,040,000	9,304,000	110,344,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	37
DEPARTMENT OF AGRARIAN REFORM

PARO - Catanduanes	5,202,000		5,202,000
PARO - Masbate	70,315,000	8,734,000	79,049,000
PARO - Sorsogon	41,347,000	4,666,000	46,013,000
Region VI - Western Visayas	385,943,000	61,026,000	446,969,000

Regional Office VI - Proper	4,954,000		4,954,000
PARO - Aklan	12,128,000	212,000	12,340,000
PARO - Antique	23,507,000	270,000	23,777,000
PARO - Capiz	31,408,000	5,274,000	36,682,000
PARO - Guimaras	6,279,000	287,000	6,566,000
PARO - Iloilo	48,799,000	7,047,000	55,846,000
PARO - Negros Occidental	258,868,000	47,936,000	306,804,000
Region VII - Central Visayas	117,739,000	5,495,000	123,234,000

Regional Office VII - Proper	6,436,000		6,436,000
PARO - Bohol	31,830,000	548,000	32,378,000
PARO - Cebu	30,346,000	37,000	30,383,000
PARO - Negros Oriental	46,763,000	4,910,000	51,673,000
PARO - Siquijor	2,364,000		2,364,000
Region VIII - Eastern Visayas	294,121,000	9,988,000	304,109,000

Regional Office VIII - Proper	7,384,000		7,384,000
PARO - Biliran	2,708,000		2,708,000
PARO - Eastern Samar	26,201,000		26,201,000
PARO - Leyte	141,583,000	7,819,000	149,402,000
PARO - Northern Samar	41,228,000	1,222,000	42,450,000
PARO - Samar	55,291,000	812,000	56,103,000
PARO - Southern Leyte	19,726,000	135,000	19,861,000
Region IX - Zamboanga Peninsula	95,995,000	1,887,000	97,882,000

Regional Office IX- Proper	6,250,000		6,250,000
PARO - Zamboanga del Norte	33,411,000	605,000	34,016,000
PARO - Zamboanga del Sur	25,519,000	633,000	26,152,000
PARO - Zamboanga Sibugay	30,815,000	649,000	31,464,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao	158,542,000	25,455,000	183,997,000

Regional Office X - Proper	6,755,000		6,755,000
PARO - Bukidnon	53,624,000	16,224,000	69,848,000
PARO - Camiguin	4,386,000		4,386,000
PARO - Lanao del Morte	64,883,000	4,606,000	69,489,000
PARO - Misamis Occidental	8,021,000	474,000	8,495,000
PARO - Misamis Oriental	20,873,000	4,151,000	25,024,000
Region XI - Davao	116,007,000	3,031,000	119,038,000

Regional Office XI - Proper	4,379,000		4,379,000
PARO - Davao de Ora	27,870,000	397,000	28,267,000
PARO - Davao City	13,226,000	460,000	13,686,000
PARO - Davao del Sur	14,651,000	610,000	15,261,000
PARO - Davao Occidental	6,294,000		6,294,000
PARO - Davao Oriental	23,346,000	274,000	23,620,000
PARO - Davao Province (del Norte)	26,241,000	1,290,000	27,531,000
Region XII - SOCCSKSARGEN	273,730,000	12,955,000	286,685,000

Regional Office XII - Proper	8,136,000		8,136,000
PARO - Cotabato Province (North)	102,518,000	2,999,000	105,517,000
PARO - Sarangani	45,151,000	2,252,000	47,403,000
PARO - South Cotabato	70,119,000	5,209,000	75,328,000
PARO - Sultan Kudarat	47,806,000	2,495,000	50,301,000
Region XIII - CARAGA	130,878,000	10,806,000	141,684,000

Regional Office XIII - Proper	7,832,000		7,832,000
PARO - Agusan del Norte	19,422,000	1,088,000	20,510,000
PARO - Agusan del Sur	49,877,000	6,101,000	55,978,000
PARO - Surigao del Norte	17,601,000	354,000	17,955,000
PARO - Surigao del Sur	36,146,000	3,263,000	39,409,000
Non-Land Transfer Activities		11,888,000	11,888,000

Region I - Ilocos		661,000	661,000

PARO - Ilocos Norte		153,000	153,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	39
DEPARTMENT OF AGRARIAN REFORM

PARO - Ilocos Sur	203,000	203,000
PARO - La Union	203,000	203,000
PARO - Pangasinan	102,000	102,000
Cordillera Administrative Region (CAR)	10,000	10,000

PARO - Apayao	10,000	10,000
Region II - Cagayan Valley	243,000	243,000

PARO - Batanes	3,000	3,000
PARO - Cagayan	71,000	71,000
PARO - Isabela	87,000	87,000
PARO - Nueva Viscaya	31,000	31,000
PARO - Quirino	51,000	51,000
Region III - Central Luzon	146,000	146,000

PARO - Bataan	10,000	10,000
PARO - Bulacan	15,000	15,000
PARO - Nueva Ecija	101,000	101,000
PARO - Pampanga	20,000	20,000
Region IVA - CALABARZON	282,000	282,000

PARO - Batangas	31,000	31,000
PARO - Cavite	10,000	10,000
PARO - Laguna	41,000	41,000
PARO - Quezon I	51,000	51,000
PARO - Quezon II	127,000	127,000
PARO - Rizal	22,000	22,000
Region IVB - MIMAROPA	46,000	46,000

PARO - Mindoro Occidental	5,000	5,000
PARO - Romblon	41,000	41,000
Region V - Bicol	1,984,000	1,984,000

PARO - Albay	327,000	327,000
PARO - Camarines Norte	192,000	192,000
PARO - Camarines Sur	488,000	488,000

40	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Catanduanes	469,000	469,000
PARO - Masbate	203,000	203,000
PARO - Sorsogon	305,000	305,000
Region VI - Western Visayas	407,000	407,000

PARO - Aklan	102,000	102,000
PARO - Antique	10,000	10,000
PARO - Capiz	122,000	122,000
PARO - Guimaras	20,000	20,000
PARO - Iloilo	102,000	102,000
PARO - Negros Occidental	51,000	51,000
Region VII - Central Visayas	300,000	300,000

PARO - Bohol	102,000	102,000
PARO - Cebu	96,000	96,000
PARO - Negros Oriental	102,000	102,000
Region VIII - Eastern Visayas	3,375,000	3,375,000

PARO - Eastern Samar	1,494,000	1,494,000
PARO - Leyte	773,000	773,000
PARO - Northern Samar	203,000	203,000
PARO - Samar	549,000	549,000
PARO - Southern Leyte	356,000	356,000
Region IX - Zamboanga Peninsula	915,000	915,000

PARO - Zamboanga del Norte	254,000	254,000
PARO - Zamboanga del Sur	407,000	407,000
PARO - Zamboanga Sibugay	254,000	254,000
Region X - Northern Mindanao	694,000	694,000

PARO - Bukidnon	459,000	459,000
PARO - Lanao del Norte	102,000	102,000
PARO - Misamis Occidental	102,000	102,000
PARO - Misamis Oriental	31,000	31,000
Region XI - Davao	402,000	402,000

PARO - Davao de Oro	153,000	153,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	41
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao del Sur	66,000	66,000
PARO - Davao Oriental	81,000	81,000
PARO - Davao Province (del Norte)	102,000	102,000
Region XII - SOCCSKSARGEN	1,699,000	1,699,000

PARO - Cotabato Province (North)	916,000	916,000
PARO - South Cotabato	478,000	478,000
PARO - Sultan Kudarat	305,000	305,000
Region XIII - CARAGA	724,000	724,000

PARO - Agusan del Norte	153,000	153,000
PARO - Agusan del Sur	41,000	41,000
PARO - Surigao del Norte	478,000	478,000
PARO - Surigao del Sur	52,000	52,000
Landowners’ Compensation by LBP	6,784,000	6,784,000

National Capital Region (NCR)	6,784,000	6,784,000

Central Office	6,784,000	6,784,000
Post - Land Distribution	77,262,000	77,262,000

Region I - Ilocos	1,975,000	1,975,000

PARO - Pangasinan	1,975,000	1,975,000
Cordillera Administrative Region (CAR)	1,350,000	1,350,000

PARO - Abra	146,000	146,000
PARO - Apayao	48,000	48,000
PARO - Ifugao	417,000	417,000
PARO - Kalinga	739,000	739,000
Region II - Cagayan Valley	5,960,000	5,960,000

PARO - Cagayan	3,547,000	3,547,000
PARO - Isabela	982,000	982,000
PARO - Nueva Viscaya	559,000	559,000
PARO - Quirino	872,000	872,000
Region III - Central Luzon	6,040,000	6,040,000

PARO - Aurora	17,000	17,000

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GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Bataan	397,000	397,000
PARO - Bulacan	229,000	229,000
PARO - Nueva Ecija	1,773,000	1,773,000
PARO - Pampanga	1,812,000	1,812,000
PARO - Tarlac	1,800,000	1,800,000
PARO - Zambales	12,000	12,000
Region IVA - CALABARZON	1,598,000	1,598,000

PARO - Batangas	46,000	46,000
PARO - Cavite	19,000	19,000
PARO - Laguna	295,000	295,000
PARO - Quezon I	464,000	464,000
PARO - Quezon II	464,000	464,000
PARO - Rizal	310,000	310,000
Region IVB - MIMAROPA	2,786,000	2,786,000

PARO - Marinduque	338,000	338,000
PARO - Mindoro Occidental	788,000	788,000
PARO- Mindoro Oriental	578,000	578,000
PARO - Palawan	1,036,000	1,036,000
PARO - Romblon	46,000	46,000
Region V - Bicol	3,882,000	3,882,000

PARO - Albay	203,000	203,000
PARO - Camarines Norte	77,000	77,000
PARO - Camarines Sur	1,223,000	1,223,000
PARO - Masbate	1,770,000	1,770,000
PARO - Sorsogon	609,000	609,000
Region VI - Western Visayas	19,490,000	19,490,000

PARO - Aklan	589,000	589,000
PARO - Antique	69,000	69,000
PARO - Capiz	430,000	430,000
PARO - Guimaras	46,000	46,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	43
DEPARTMENT OF AGRARIAN REFORM

PARO - Iloilo	16,441,000	16,441,000
PARO - Negros Occidental	1,915,000	1,915,000
Region VII - Central Visayas	4,208,000	4,208,000

PARO - Bohol	46,000	46,000
PARO - Cebu	116,000	116,000
PARO - Negros Oriental	4,046,000	4,046,000
Region VIII - Eastern Visayas	1,809,000	1,809,000

PARO - Biliran	412,000	412,000
PARO - Eastern Samar	5,000	5,000
PARO - Leyte	652,000	652,000
PARO - Northern Samar	179,000	179,000
PARO - Samar	498,000	498,000
PARO - Southern Leyte	63,000	63,000
Region IX - Zamboanga Peninsula	2,326,000	2,326,000

PARO - Zamboanga del Norte	366,000	366,000
PARO - Zamboanga del Sur	924,000	924,000
PARO - Zamboanga Sibugay	1,036,000	1,036,000
Region X - Northern Mindanao	3,996,000	3,996,000

PARO - Bukidnon	1,860,000	1,860,000
PARO - Lanao del Norte	1,578,000	1,578,000
PARO - Misamis Occidental	221,000	221,000
PARO - Misamis Oriental	337,000	337,000
Region XI - Davao	2,087,000	2,087,000

PARO - Davao de Oro	508,000	508,000
PARO - Davao City	229,000	229,000
PARO - Davao del Sur	245,000	245,000
PARO - Davao Oriental	661,000	661,000
PARO - Davao Province (del Norte)	444,000	444,000
Region XII - SOCCSKSARGEN	17,503,000	17,503,000

PARO - Cotabato Province (North)	10,301,000	10,301,000

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GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Sarangani	2,068,000		2,068,000
PARO - South Cotabato		1,026,000	1,026,000
PARO - Sultan Kudarat		4,108,000	4,108,000
Region XIII - CARAGA		2,252,000	2,252,000

PARO - Agusan del Norte		703,000	703,000
PARO - Agusan del Sur		882,000	882,000
PARO - Surigao del Norte		188,000	188,000
PARO - Surigao del Sur		479,000	479,000
Supervision and Management and Processes Relative to Land Tenure Security Program	55,460,000	80,869,000	136,329,000

National Capital Region (NCR)	38,837,000	58,057,000	96,894,000

Central Office	38,837,000	58,057,000	96,894,000
Region I - Ilocos		269,000	269,000

Regional Office I - Proper		269,000	269,000
Cordillera Administrative Region (CAR)		231,000	231,000

CAR - Proper		231,000	231,000
Region II - Cagayan Valley	15,619,000	1,076,000	16,695,000

Regional Office II - Proper	1,867,000	1,076,000	2,943,000
PARO - Quirino	13,752,000		13,752,000
Region III - Central Luzon		1,359,000	1,359,000

Regional Office III - Proper		1,359,000	1,359,000
Region IVA - CALABARZON		1,366,000	1,366,000

Regional Office IVA - Proper		1,366,000	1,366,000
Region IVB - MIMAROPA		249,000	249,000

Regional Office IVB - Proper		249,000	249,000
Region V - Bicol	662,000	2,955,000	3,617,000

Regional Office V - Proper		2,955,000	2,955,000
PARO - Camarines Sur	662,000		662,000
Region VI - Western Visayas		6,474,000	6,474,000

Regional Office VI - Proper		6,474,000	6,474,000
Region VII - Central Visayas		800,000	800,000

Regional Office VII - Proper		800,000	800,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	45
DEPARTMENT OF AGRARIAN REFORM

Region VIII - Eastern Visayas	342,000	1,094,000		1,436,000

Regional Office VIII - Proper		1,094,000		1,094,000
PARO - Leyte	342,000			342,000
Region IX - Zamboanga Peninsula		410,000		410,000

Regional Office IX - Proper		410,000		410,000
Region X - Northern Mindanao		2,412,000		2,412,000

Regional Office X - Proper		2,412,000		2,412,000
Region XI - Davao		442,000		442,000

Regional Office XI - Proper		442,000		442,000
Region XII - SOCCSKARGEN		2,572,000		2,572,000

Regional Office XII - Proper		2,572,000		2,572,000
Region XIII - CARAGA		1,103,000		1,103,000

Regional Office XIII - Proper		1,103,000		1,103,000
Project(s)
Foreign-Assisted Project (s)
Support to Parcelization of Lands for Individual Titling (SPLIT) Project	10,000,000	494,323,000	11,370,000	515,693,000

GOP Counterpart	10,000,000	494,323,000	11,370,000	515,693,000

National Capital Region (NCR)	10,000,000	494,323,000	11,370,000	515,693,000

Central Office	10,000,000	494,323,000	11,370,000	515,693,000
Tiller’s Rights and Welfare Promoted	476,360,000	421,069,000		897,429,000

AGRARIAN JUSTICE DELIVERY PROGRAM	476,360,000	421,069,000		897,429,000

Supervision and management for effective delivery of legal services and adjudication of agrarian reform cases	32,718,000	53,162,000		85,880,000

National Capital Region (NCR)	27,989,000	29,143,000		57,132,000

Central Office	27,989,000	29,143,000		57,132,000
Region I - Ilocos		980,000		980,000

Regional Office I - Proper		980,000		980,000
Cordillera Administrative Region (CAR)		1,008,000		1,008,000

Regional Office CAR - Proper		1,008,000		1,008,000

46	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region II - Cagayan Valley	4,729,000	1,083,000	5,812,000

Regional Office II - Proper	2,482,000	1,083,000	3,565,000
PARO - Quirino	2,247,000		2,247,000
Region III - Central Luzon		2,600,000	2,600,000

Regional Office III - Proper		2,600,000	2,600,000
Region IVA - CALABARZON		2,656,000	2,656,000

Regional Office IVA - Proper		2,656,000	2,656,000
Region IVB - MIMAROPA		1,200,000	1,200,000

Regional Office IVB - Proper		1,200,000	1,200,000
Region V - Bicol		2,296,000	2,296,000

Regional Office V - Proper		2,296,000	2,296,000
Region VI - Western Visayas		2,350,000	2,350,000

Regional Office VI - Proper		2,350,000	2,350,000
Region VII - Central Visayas		684,000	684,000

Regional Office VII - Proper		684,000	684,000
Region VIII - Eastern Visayas		2,205,000	2,205,000

Regional Office VIII - Proper		2,205,000	2,205,000
Region IX - Zamboanga Peninsula		1,119,000	1,119,000

Regional Office IX - Proper		1,119,000	1,119,000
Region X - Northern Mindanao		1,724,000	1,724,000

Regional Office X - Proper		1,724,000	1,724,000
Region XI - Davao		1,250,000	1,250,000

Regional Office XI - Proper		1,250,000	1,250,000
Region XII - SOCCSKSARGEN		1,212,000	1,212,000

Regional Office XII - Proper		1,212,000	1,212,000
Region XIII - CARAGA		1,652,000	1,652,000

Regional Office XIII - Proper		1,652,000	1,652,000
Adjudication of Agrarian Reform Cases	89,822,000	131,207,000	221,029,000

National Capital Region (NCR)		25,893,000	25,893,000

Central Office		25,893,000	25,893,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	47
DEPARTMENT OF AGRARIAN REFORM

Region I - Ilocos	3,645,000	3,468,000	7,113,000

Regional Office I - Proper	1,193,000	432,000	1,625,000
PARO - Ilocos Norte	880,000	266,000	1,146,000
PARO - Ilocos Sur	524,000	192,000	716,000
PARO - La Union	524,000	512,000	1,036,000
PARO - Pangasinan	524,000	2,066,000	2,590,000
Cordillera Administrative Region (CAR)	4,895,000	5,620,000	10,515,000

CAR - Proper	848,000	466,000	1,314,000
PARO - Abra	524,000	587,000	1,111,000
PARO - Apayao	869,000	553,000	1,422,000
PARO - Benguet	869,000	815,000	1,684,000
PARO - Ifugao		1,224,000	1,224,000
PARO - Kalinga	877,000	871,000	1,748,000
PARO - Mt. Province	908,000	1,104,000	2,012,000
Region II - Cagayan Valley	3,919,000	4,937,000	8,856,000

Regional Office II - Proper	1,008,000	139,000	1,147,000
PARO - Batanes		28,000	28,000
PARO - Cagayan	1,206,000	1,585,000	2,791,000
PARO - Isabela	412,000	1,898,000	2,310,000
PARO - Nueva Viscaya	1,293,000	708,000	2,001,000
PARO - Quirino		579,000	579,000
Region III - Central Luzon	8,240,000	10,501,000	18,741,000

Regional Office III - Proper	1,138,000	788,000	1,926,000
PARO - Aurora	862,000	669,000	1,531,000
PARO - Bataan	1,167,000	837,000	2,004,000
PARO - Bulacan	1,621,000	2,961,000	4,582,000
PARO - Nueva Ecija	867,000	2,367,000	3,234,000
PARO - Pampanga	1,287,000	1,029,000	2,316,000
PARO - Tarlac	1,298,000	1,027,000	2,325,000
PARO - Zambales		823,000	823,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region IVA - CALABARZON	6,321,000	3,892,000	10,213,000

Regional Office IVA - Proper	1,219,000	130,000	1,349,000
PARO - Batangas	1,293,000	706,000	1,999,000
PARO - Cavite	869,000	355,000	1,224,000
PARO - Laguna	869,000	566,000	1,435,000
PARO - Quezon I	862,000	454,000	1,316,000
PARO - Quezon II	867,000	1,080,000	1,947,000
PARO - Rizal	342,000	601,000	943,000
Region IVB - MIMAROPA	4,362,000	3,691,000	8,053,000

Regional Office IVB - Proper	1,208,000	159,000	1,367,000
PARO - Marinduque	520,000	241,000	761,000
PARO - Mindoro Occidental	884,000	1,210,000	2,094,000
PARO - Mindoro Oriental	346,000	973,000	1,319,000
PARO - Palawan	520,000	850,000	1,370,000
PARO - Romblon	884,000	258,000	1,142,000
Region V - Bicol	6,418,000	5,538,000	11,956,000

Regional Office V - Proper	1,949,000	310,000	2,259,000
PARO - Albay	1,280,000	873,000	2,153,000
PARO - Camarines Norte	520,000	684,000	1,204,000
PARO - Camarines Sur		1,716,000	1,716,000
PARO - Catanduanes	524,000	302,000	826,000
PARO - Masbate	862,000	734,000	1,596,000
PARO - Sorsogon	1,283,000	919,000	2,202,000
Region VI - Western Visayas	10,772,000	12,522,000	23,294,000

Regional Office VI - Proper	1,673,000	1,299,000	2,972,000
PARO - Aklan	1,163,000	580,000	1,743,000
PARO - Antique	1,281,000	832,000	2,113,000
PARO - Capiz	2,020,000	2,088,000	4,108,000
PARO - Guimaras		1,085,000	1,085,000
PARO - Iloilo	1,277,000	1,556,000	2,833,000
PARO - Negros Occidental	3,358,000	5,082,000	8,440,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	49
DEPARTMENT OF AGRARIAN REFORM

Region VII - Central Visayas	6,514,000	10,755,000	17,269,000

Regional Office VII - Proper	1,887,000	1,769,000	3,656,000
PARO - Bohol	2,317,000	4,116,000	6,433,000
PARO - Cebu	1,956,000	1,682,000	3,638,000
PARO - Negros Oriental	354,000	3,149,000	3,503,000
PARO - Siquijor		39,000	39,000
Region VIII - Eastern Visayas	8,402,000	16,726,000	25,128,000

Regional Office VIII - Proper	2,039,000	1,604,000	3,643,000
PARO - Biliran		1,703,000	1,703,000
PARO - Eastern Samar	864,000	2,274,000	3,138,000
PARO - Leyte	1,604,000	4,665,000	6,269,000
PARO - Northern Samar	1,614,000	2,917,000	4,531,000
PARO - Samar	999,000	1,604,000	2,603,000
PARO - Southern Leyte	1,282,000	1,959,000	3,241,000
Region IX - Zamboanga Peninsula	4,030,000	4,802,000	8,832,000

Regional Office IX - Proper	1,622,000	540,000	2,162,000
PARO - Zamboanga del Norte	342,000	1,464,000	1,806,000
PARO - Zamboanga del Sur	1,189,000	1,547,000	2,736,000
PARO - Zamboanga Sibugay	877,000	1,251,000	2,128,000
Region X - Northern Mindanao	6,093,000	8,372,000	14,465,000

Regional Office X - Proper	1,649,000	1,118,000	2,767,000
PARO - Bukidnon	1,626,000	3,328,000	4,954,000
PARO - Camiguin		138,000	138,000
PARO - Lanao del Norte	862,000	1,028,000	1,890,000
PARO - Misamis Occidental	862,000	1,426,000	2,288,000
PARO - Misamis Oriental	1,094,000	1,334,000	2,428,000
Region XI - Davao	6,098,000	5,230,000	11,328,000

Regional Office XI - Proper	1,274,000	247,000	1,521,000
PARO - Davao de Oro	862,000	1,542,000	2,404,000
PARO - Davao City	864,000	892,000	1,756,000

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PARO - Davao del Sur	1,297,000	751,000	2,048,000
PARO - Davao Oriental	862,000	707,000	1,569,000
PARO - Davao Province (del Norte)	939,000	1,091,000	2,030,000
Region XII - SOCCSKSARGEN	3,935,000	2,833,000	6,768,000

Regional Office XII - Proper	2,016,000	169,000	2,185,000
PARO - Cotabato Province (North)	875,000	1,021,000	1,896,000
PARO - Sarangani		339,000	339,000
PARO - South Cotabato	524,000	771,000	1,295,000
PARO - Sultan Kudarat	520,000	533,000	1,053,000
Region XIII - CARAGA	6,178,000	6,427,000	12,605,000

Regional Office XIII - Proper	682,000	760,000	1,442,000
PARO - Agusan del Norte	1,293,000	1,381,000	2,674,000
PARO - Agusan del Sur	1,628,000	1,852,000	3,480,000
PARO - Surigao del Norte	1,295,000	1,502,000	2,797,000
PARO - Surigao del Sur	1,280,000	932,000	2,212,000
Resolution of Agrarian Law Implementation Cases		78,121,000	78,121,000

National Capital Region (NCR)		15,455,000	15,455,000

Central Office		15,455,000	15,455,000
Region I - Ilocos		2,289,000	2,289,000

Regional Office I - Proper		709,000	709,000
PARO - Ilocos Norte		432,000	432,000
PARO - Ilocos Sur		486,000	486,000
PARO - La Union		327,000	327,000
PARO - Pangasinan		335,000	335,000
Cordillera Administrative Region (CAR)		4,138,000	4,138,000

CAR - Proper		1,446,000	1,446,000
PARO - Abra		262,000	262,000
PARO - Apayao		274,000	274,000
PARO - Benguet		1,322,000	1,322,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	51
DEPARTMENT OF AGRARIAN REFORM

PARO - Ifugao	251,000	251,000
PARO - Kalinga	369,000	369,000
PARO - Mt. Province	214,000	214,000
Region II - Cagayan Valley	3,394,000	3,394,000

Regional Office II - Proper	1,585,000	1,585,000
PARO - Batanes	100,000	100,000
PARO - Cagayan	331,000	331,000
PARO - Isabela	824,000	824,000
PARO - Nueva Viscaya	398,000	398,000
PARO - Quirino	156,000	156,000
Region III - Central Luzon	6,093,000	6,093,000

Regional Office III - Proper	1,972,000	1,972,000
PARO - Aurora	204,000	204,000
PARO - Bataan	254,000	254,000
PARO - Bulacan	722,000	722,000
PARO - Nueva Ecija	590,000	590,000
PARO - Pampanga	570,000	570,000
PARO - Tarlac	911,000	911,000
PARO - Zambales	870,000	870,000
Region IVA - CALABARZONE	6,300,000	6,300,000

Regional Office IVA - Proper	2,654,000	2,654,000
PARO - Batangas	1,196,000	1,196,000
PARO - Cavite	575,000	575,000
PARO - Laguna	396,000	396,000
PARO - Quezon I	620,000	620,000
PARO - Quezon II	318,000	318,000
PARO - Rizal	541,000	541,000
Region IVB - MIMAROPA	1,875,000	1,875,000

Regional Office IVB - Proper	498,000	498,000
PARO - Marinduque	111,000	111,000

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PARO - Mindoro Occidental	206,000	206,000
PARO - Mindoro Oriental	338,000	338,000
PARO - Palawan	610,000	610,000
PARO - Romblon	112,000	112,000
Region V - Bicol	3,609,000	3,609,000

Regional Office V - Proper	1,120,000	1,120,000
PARO - Albay	516,000	516,000
PARO - Camarines Norte	310,000	310,000
PARO - Camarines Sur	837,000	837,000
PARO - Catanduanes	228,000	228,000
PARO - Masbate	246,000	246,000
PARO - Sorsogon	352,000	352,000
Region VI - Western Visayas	6,966,000	6,966,000

Regional Office VI - Proper	2,571,000	2,571,000
PARO - Aklan	629,000	629,000
PARO - Antique	173,000	173,000
PARO - Capiz	773,000	773,000
PARO - Guimaras	264,000	264,000
PARO - Iloilo	966,000	966,000
PARO - Negros Occidental	1,590,000	1,590,000
Region VII - Central Visayas	5,842,000	5,842,000

Regional Office VII - Proper	1,708,000	1,708,000
PARO - Bohol	1,333,000	1,333,000
PARO - Cebu	1,115,000	1,115,000
PARO - Negros Oriental	1,566,000	1,566,000
PARO - Siquijor	120,000	120,000
Region VIII - Eastern Visayas	2,944,000	2,944,000

Regional Office VIII - Proper	1,154,000	1,154,000
PARO - Biliran	113,000	113,000
PARO - Eastern Samar	385,000	385,000
PARO - Leyte	555,000	555,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	53
DEPARTMENT OF AGRARIAN REFORM

PARO - Northern Samar	196,000	196,000
PARO - Samar	279,000	279,000
PARO - Southern Leyte	262,000	262,000
Region IX - Zamboanga Peninsula	3,286,000	3,286,000

Regional Office IX - Proper	1,085,000	1,085,000
PARO - Zamboanga del Norte	826,000	826,000
PARO - Zamboanga del Sur	816,000	816,000
PARO - Zamboanga Sibugay	559,000	559,000
Region X - Northern Mindanao	3,804,000	3,804,000

Regional Office X - Proper	1,291,000	1,291,000
PARO - Bukidnon	827,000	827,000
PARO - Camiguin	84,000	84,000
PARO - Lanao del Norte	287,000	287,000
PARO - Misamis Occidental	528,000	528,000
PARO - Misamis Oriental	787,000	787,000
Region XI - Davao	2,970,000	2,970,000

Regional Office XI - Proper	901,000	901,000
PARO - Davao de Oro	317,000	317,000
PARO - Davao City	615,000	615,000
PARO - Davao del Sur	537,000	537,000
PARO - Davao Oriental	168,000	168,000
PARO - Davao Province (del Norte)	432,000	432,000
Region XII - SOCCSKSARGEN	4,822,000	4,822,000

Regional Office XII - Proper	1,395,000	1,395,000
PARO - Cotabato Province (North)	1,602,000	1,602,000
PARO - Sarangani	598,000	598,000
PARO - South Cotabato	626,000	626,000
PARO - Sultan Kudarat	601,000	601,000
Region XIII - CARAGA	4,334,000	4,334,000

Regional Office XIII - Proper	1,654,000	1,654,000

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GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Agusan del Norte	450,000		450,000
PARO - Agusan del Sur		724,000	724,000
PARO - Surigao del Norte		1,120,000	1,120,000
PARO - Surigao del Sur		386,000	386,000
Provision of Agrarian Legal Assistance	353,820,000	158,579,000	512,399,000

National Capital Region (NCR)	26,934,000	43,864,000	70,798,000

Central Office	26,934,000	43,864,000	70,798,000
Region I - Ilocos	20,471,000	4,065,000	24,536,000

Regional Office I - Proper	2,698,000	284,000	2,982,000
PARO - Ilocos Norte	4,225,000	571,000	4,796,000
PARO - Ilocos Sur	4,716,000	540,000	5,256,000
PARO - La Union	4,110,000	1,034,000	5,144,000
PARO - Pangasinan	4,722,000	1,636,000	6,358,000
Cordillera Administrative Region (CAR)	20,116,000	7,239,000	27,355,000

CAR - Proper	3,718,000	560,000	4,278,000
PARO - Abra	3,610,000	946,000	4,556,000
PARO - Apayao	841,000	998,000	1,839,000
PARO - Benguet	3,110,000	1,238,000	4,348,000
PARO - Ifugao	3,740,000	1,148,000	4,888,000
PARO - Kalinga	3,291,000	1,306,000	4,597,000
PARO - Mt. Province	1,806,000	1,043,000	2,849,000
Region II - Cagayan Valley	16,239,000	8,185,000	24,424,000

Regional Office II - Proper	4,156,000	560,000	4,716,000
PARO - Batanes	520,000	189,000	709,000
PARO - Cagayan	2,707,000	1,800,000	4,507,000
PARO - Isabela	3,697,000	3,228,000	6,925,000
PARO - Nueva Viscaya	2,409,000	1,395,000	3,804,000
PARO - Quirino	2,750,000	1,013,000	3,763,000
Region III - Central Luzon	24,173,000	10,690,000	34,863,000

Regional Office III - Proper	4,014,000	718,000	4,732,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	55
DEPARTMENT OF AGRARIAN REFORM

PARO - Aurora	1,508,000	489,000	1,997,000
PARO - Bataan	3,915,000	1,187,000	5,102,000
PARO - Bulacan	3,893,000	2,196,000	6,089,000
PARO - Nueva Ecija	4,251,000	2,338,000	6,589,000
PARO - Pampanga	3,204,000	1,334,000	4,538,000
PARO - Tarlac	2,864,000	1,841,000	4,705,000
PARO - Zambales	524,000	587,000	1,111,000
Region IVA - CALABARZON	24,795,000	8,277,000	33,072,000

Regional Office IVA - Proper	3,394,000	1,100,000	4,494,000
PARO - Batangas	4,651,000	1,640,000	6,291,000
PARO - Cavite	2,879,000	906,000	3,785,000
PARO - Laguna	2,549,000	1,780,000	4,329,000
PARO - Quezon I	2,580,000	650,000	3,230,000
PARO - Quezon II	4,222,000	998,000	5,220,000
PARO - Rizal	4,520,000	1,203,000	5,723,000
Region IVB - MIMAROPA	18,912,000	6,584,000	25,496,000

Regional Office IVB - Proper	2,930,000	1,124,000	4,054,000
PARO - Marinduque	2,041,000	444,000	2,485,000
PARO - Mindoro Occidental	2,746,000	1,374,000	4,120,000
PARO - Mindoro Oriental	4,298,000	2,514,000	6,812,000
PARO - Palawan	3,269,000	744,000	4,013,000
PARO - Romblon	3,628,000	384,000	4,012,000
Region V - Bicol	32,052,000	10,056,000	42,108,000

Regional Office V - Proper	5,084,000	1,200,000	6,284,000
PARO - Albay	3,729,000	1,216,000	4,945,000
PARO - Camarines Norte	4,108,000	857,000	4,965,000
PARO - Camarines Sur	8,933,000	3,086,000	12,019,000
PARO - Catanduanes	1,897,000	992,000	2,889,000
PARO - Masbate	4,096,000	1,059,000	5,155,000
PARO - Sorsogon	4,205,000	1,646,000	5,851,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region VI - Western Visayas	32,053,000	12,647,000	44,700,000

Regional Office VI - Proper	5,329,000	688,000	6,017,000
PARO - Aklan	4,079,000	1,110,000	5,189,000
PARO - Antique	2,765,000	969,000	3,734,000
PARO - Capiz	4,646,000	2,774,000	7,420,000
PARO - Guimaras	2,539,000	1,155,000	3,694,000
PARO - Iloilo	4,614,000	924,000	5,538,000
PARO - Negros Occidental	8,081,000	5,027,000	13,108,000
Region VII - Central Visayas	16,302,000	7,682,000	23,984,000

Regional Office VII - Proper	3,894,000	1,740,000	5,634,000
PARO - Bohol	3,468,000	2,295,000	5,763,000
PARO - Cebu	4,210,000	2,090,000	6,300,000
PARO - Negros Oriental	3,868,000	1,317,000	5,185,000
PARO - Siquijor	862,000	240,000	1,102,000
Region VIII - Eastern Visayas	28,910,000	10,366,000	39,276,000

Regional Office VIII - Proper	6,257,000	1,300,000	7,557,000
PARO - Biliran	520,000	939,000	1,459,000
PARO - Eastern Samar	4,115,000	1,538,000	5,653,000
PARO - Leyte	4,050,000	1,959,000	6,009,000
PARO - Northern Samar	4,311,000	1,711,000	6,022,000
PARO - Samar	5,016,000	1,471,000	6,487,000
PARO - Southern Leyte	4,641,000	1,448,000	6,089,000
Region IX - Zamboanga Peninsula	16,009,000	4,765,000	20,774,000

Regional Office IX - Proper	5,087,000	820,000	5,907,000
PARO - Zamboanga del Norte	4,636,000	1,398,000	6,034,000
PARO - Zamboanga del Sur	3,363,000	1,507,000	4,870,000
PARO - Zamboanga Sibugay	2,923,000	1,040,000	3,963,000
Region X - Northern Mindanao	21,741,000	7,908,000	29,649,000

Regional Office X - Proper	6,207,000	500,000	6,707,000
PARO - Bukidnon	4,735,000	3,041,000	7,776,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	57
DEPARTMENT OF AGRARIAN REFORM

PARO - Camiguin		454,000		454,000
PARO - Lanao del Norte	4,119,000	1,014,000		5,133,000
PARO - Misamis Occidental	2,039,000	968,000		3,007,000
PARO - Misamis Oriental	4,641,000	1,931,000		6,572,000
Region XI - Davao	21,144,000	4,205,000		25,349,000

Regional Office XI - Proper	4,938,000	409,000		5,347,000
PARO - Davao de Oro	3,602,000	946,000		4,548,000
PARO - Davao City	2,283,000	835,000		3,118,000
PARO - Davao del Sur	4,179,000	768,000		4,947,000
PARO - Davao Oriental	2,551,000	547,000		3,098,000
PARO - Davao Province (del Norte)	3,591,000	700,000		4,291,000
Region XII - SOCCSKSARGEN	15,657,000	5,084,000		20,741,000

Regional Office XII - Proper	4,705,000	901,000		5,606,000
PARO - Cotabato Province (North)	2,030,000	1,542,000		3,572,000
PARO - Sarangani	1,509,000	761,000		2,270,000
PARO - South Cotabato	3,687,000	798,000		4,485,000
PARO - Sultan Kudarat	3,726,000	1,082,000		4,808,000
Region XIII - CARAGA	18,312,000	6,962,000		25,274,000

Regional Office XIII - Proper	4,339,000	949,000		5,288,000
PARO - Agusan del Norte	4,677,000	1,417,000		6,094,000
PARO - Agusan del Sur	1,897,000	1,846,000		3,743,000
PARO - Surigao del Norte	3,286,000	1,418,000		4,704,000
PARO - Surigao del Sur	4,113,000	1,332,000		5,445,000
Agrarian Reform Areas Improved	662,485,000	841,171,000	7,050,000	1,510,706,000

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM	662,485,000	841,171,000	7,050,000	1,510,706,000

Supervision and management for effective delivery of support services	50,113,000	93,608,000		143,721,000

National Capital Region (NCR)	35,836,000	20,260,000		56,096,000

Central Office	35,836,000	20,260,000		56,096,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region I - Ilocos		3,669,000	3,669,000

Regional Office I - Proper		948,000	948,000
PARO - Ilocos Norte		681,000	681,000
PARO - Ilocos Sur		698,000	698,000
PARO - La Union		564,000	564,000
PARO - Pangasinan		778,000	778,000
Cordillera Administrative Region (CAR)		4,528,000	4,528,000

CAR - Proper		1,128,000	1,128,000
PARO - Abra		377,000	377,000
PARO - Apayao		372,000	372,000
PARO - Benguet		721,000	721,000
PARO - Ifugao		510,000	510,000
PARO - Kalinga		811,000	811,000
PARO - Mt. Province		609,000	609,000
Region II - Cagayan Valley	1,281,000	4,499,000	5,780,000

Regional Office II - Proper	1,281,000	816,000	2,097,000
PARO - Batanes		175,000	175,000
PARO - Cagayan		907,000	907,000
PARO - Isabela		1,371,000	1,371,000
PARO - Nueva Viscaya		780,000	780,000
PARO - Quirino		450,000	450,000
Region III - Central Luzon	2,956,000	6,825,000	9,781,000

Regional Office III - Proper	2,956,000	1,565,000	4,521,000
PARO - Aurora		454,000	454,000
PARO - Bataan		484,000	484,000
PARO - Bulacan		783,000	783,000
PARO - Nueva Ecija		1,307,000	1,307,000
PARO - Pampanga		917,000	917,000
PARO - Tarlac		772,000	772,000
PARO - Zambales		543,000	543,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	59
DEPARTMENT OF AGRARIAN REFORM

Region IVA - CALABARZON		2,923,000	2,923,000

Regional Office IVA - Proper		706,000	706,000
PARO - Batangas		370,000	370,000
PARO - Cavite		289,000	289,000
PARO - Laguna		337,000	337,000
PARO - Quezon I		435,000	435,000
PARO - Quezon II		536,000	536,000
PARO - Rizal		250,000	250,000
Region IVB - MIMAROPA		3,180,000	3,180,000

Regional Office IVB - Proper		1,241,000	1,241,000
PARO - Marinduque		296,000	296,000
PARO - Mindoro Occidental		347,000	347,000
PARO - Mindoro Oriental		529,000	529,000
PARO - Palawan		452,000	452,000
PARO - Romblon		315,000	315,000
Region V - Bicol	1,322,000	7,437,000	8,759,000

Regional Office V - Proper		2,586,000	2,586,000
PARO - Albay		764,000	764,000
PARO - Camarines Norte		582,000	582,000
PARO - Camarines Sur		1,661,000	1,661,000
PARO - Catanduanes		514,000	514,000
PARO - Masbate		548,000	548,000
PARO - Sorsogon	1,322,000	782,000	2,104,000
Region VI - Western Visayas	480,000	7,282,000	7,762,000

Regional Office VI - Proper		2,212,000	2,212,000
PARO - Aklan		284,000	284,000
PARO - Antique		422,000	422,000
PARO - Capiz		591,000	591,000
PARO - Guinaras		294,000	294,000
PARO - Iloilo		827,000	827,000
PARO - Negros Occidental	480,000	2,652,000	3,132,000

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Region VII - Central Visayas		4,033,000	4,033,000

Regional Office VII - Proper		1,058,000	1,058,000
PARO - Bohol		793,000	793,000
PARO - Cebu		747,000	747,000
PARO - Negros Oriental		1,227,000	1,227,000
PARO - Siquijor		208,000	208,000
Region VIII - Eastern Visayas		6,237,000	6,237,000

Regional Office VIII - Proper		2,658,000	2,658,000
PARO - Biliran		396,000	396,000
PARO - Eastern Samar		574,000	574,000
PARO - Leyte		961,000	961,000
PARO - Northern Samar		547,000	547,000
PARO - Samar		540,000	540,000
PARO - Southern Leyte		561,000	561,000
Region IX - Zamboanga Peninsula	3,490,000	4,460,000	7,950,000

Regional Office IX - Proper	3,490,000	1,008,000	4,498,000
PARO - Zamboanga del Norte		1,172,000	1,172,000
PARO - Zamboanga del Sur		1,182,000	1,182,000
PARO - Zamboanga Sibugay		1,098,000	1,098,000
Region X - Northern Mindanao		4,595,000	4,595,000

Regional Office X - Proper		2,150,000	2,150,000
PARO - Bukidnon		659,000	659,000
PARO - Camiguin		169,000	169,000
PARO - Lanao del Norte		455,000	455,000
PARO - Misamis Occidental		594,000	594,000
PARO - Misamis Oriental		568,000	568,000
Region XI - Davao	4,748,000	4,809,000	9,557,000

Regional Office XI - Proper	4,748,000	1,679,000	6,427,000
PARO - Davao de Oro		618,000	618,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	61
DEPARTMENT OF AGRARIAN REFORM

PARO - Davao City		477,000	477,000
PARO - Davao del Sur		717,000	717,000
PARO - Davao Oriental		534,000	534,000
PARO - Davao Province (del Norte)		784,000	784,000
Region XII - SOCCSKSARGEN		4,229,000	4,229,000

Regional Office XII - Proper		886,000	886,000
PARO - Cotabato Province (North)		922,000	922,000
PARO - Sarangani		684,000	684,000
PARO - South Cotabato		717,000	717,000
PARO - Sultan Kudarat		1,020,000	1,020,000
Region XIII - CARAGA		4,642,000	4,642,000

Regional Office XIII - Proper		1,522,000	1,522,000
PARO - Agusan del Norte		730,000	730,000
PARO - Agusan del Sur		1,103,000	1,103,000
PARO - Surigao del Norte		650,000	650,000
PARO - Surigao del Sur		637,000	637,000
Social Infrastructure Building	605,705,000	118,145,000	723,850,000

National Capital Region (NCR)		1,768,000	1,768,000

Central Office		1,768,000	1,768,000
Region I - Ilocos	33,993,000	4,850,000	38,843,000

Regional Office I - Proper	4,992,000		4,992,000
PARO - Ilocos Norte	8,340,000	1,236,000	9,576,000
PARO - Ilocos Sur	6,425,000	1,090,000	7,515,000
PARO - La Union	7,078,000	1,212,000	8,290,000
PARO - Pangasinan	7,158,000	1,312,000	8,470,000
Cordillera Administrative Region (CAR)	42,670,000	3,414,000	46,084,000

CAR - Proper	4,689,000		4,689,000
PARO - Abra	6,997,000	908,000	7,905,000
PARO - Apayao	4,741,000	364,000	5,105,000
PARO - Benguet	6,600,000	386,000	6,986,000

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PARO - Ifugao	7,850,000	406,000	8,256,000
PARO - Kalinga	7,190,000	614,000	7,804,000
PARO - Mt. Province	4,603,000	736,000	5,339,000
Region II - Cagayan Valley	34,603,000	6,288,000	40,891,000

Regional Office II - Proper	3,717,000		3,717,000
PARO - Batanes	557,000	196,000	753,000
PARO - Cagayan	11,423,000	1,261,000	12,684,000
PARO - Isabela	9,022,000	2,448,000	11,470,000
PARO - Nueva Viscaya	5,913,000	1,926,000	7,839,000
PARO - Quirino	3,971,000	457,000	4,428,000
Region III - Central Luzon	56,887,000	11,343,000	68,230,000

Regional Office III - Proper	552,000		552,000
PARO - Aurora	8,950,000	348,000	9,298,000
PARO - Bataan	8,570,000	973,000	9,543,000
PARO - Bulacan	6,300,000	1,672,000	7,972,000
PARO - Nueva Ecija	13,193,000	2,929,000	16,122,000
PARO - Pampanga	7,187,000	2,052,000	9,239,000
PARO - Tarlac	9,232,000	2,018,000	11,250,000
PARO - Zambales	2,903,000	1,351,000	4,254,000
Region IVA - CALABARZON	43,892,000	5,213,000	49,105,000

Regional Office IVA - Proper	4,802,000		4,802,000
PARO - Batangas	7,024,000	1,091,000	8,115,000
PARO - Cavite	6,624,000	585,000	7,209,000
PARO - Laguna	6,701,000	703,000	7,404,000
PARO - Quezon I	6,829,000	735,000	7,564,000
PARO - Quezon II	6,048,000	1,604,000	7,652,000
PARO - Rizal	5,864,000	495,000	6,359,000
Region IVB - MIMAROPA	28,888,000	3,012,000	31,900,000

PARO - Marinduque	5,756,000	546,000	6,302,000
PARO - Mindoro Occidental	7,322,000	762,000	8,084,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	63
DEPARTMENT OF AGRARIAN REFORM

PARO - Mindoro Oriental	5,400,000	740,000	6,140,000
PARO - Palawan	6,061,000	638,000	6,699,000
PARO - Romblon	4,349,000	326,000	4,675,000
Region V - Bicol	64,131,000	6,860,000	70,991,000

Regional Office V - Proper	5,769,000		5,769,000
PARO - Albay	10,697,000	1,295,000	11,992,000
PARO - Camarines Norte	3,632,000	836,000	4,468,000
PARO - Camarines Sur	21,798,000	2,321,000	24,119,000
PARO - Catanduanes	6,173,000	918,000	7,091,000
PARO - Masbate	10,983,000	489,000	11,472,000
PARO - Sorsogon	5,079,000	1,001,000	6,080,000
Region VI - Western Visayas	60,275,000	8,297,000	68,572,000

Regional Office VI - Proper	6,368,000		6,368,000
PARO - Aklan	7,675,000	491,000	8,166,000
PARO - Antique	6,179,000	313,000	6,492,000
PARO - Capiz	5,786,000	780,000	6,566,000
PARO - Guimaras	6,624,000	313,000	6,937,000
PARO - Iloilo	7,669,000	454,000	8,123,000
PARO - Negros Occidental	19,974,000	5,946,000	25,920,000
Region VII - Central Visayas	27,037,000	9,070,000	36,107,000

Regional Office VII - Proper	3,996,000		3,996,000
PARO - Bohol	5,433,000	2,105,000	7,538,000
PARO - Cebu	6,498,000	2,462,000	8,960,000
PARO - Negros Oriental	8,942,000	4,059,000	13,001,000
PARO - Siquijor	2,168,000	444,000	2,612,000
Region VIII - Eastern Visayas	43,598,000	10,184,000	53,782,000

Regional Office VIII - Proper	6,233,000		6,233,000
PARO - Biliran	1,841,000	623,000	2,464,000
PARO - Eastern Samar	6,988,000	1,480,000	8,468,000
PARO - Leyte	8,011,000	3,625,000	11,636,000

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PARO - Northern Samar	7,662,000	1,190,000	8,852,000
PARO - Samar	5,788,000	1,926,000	7,714,000
PARO - Southern Leyte	7,075,000	1,340,000	8,415,000
Region IX - Zamboanga Peninsula	24,585,000	6,758,000	31,343,000

PARO - Zamboanga del Norte	6,883,000	2,037,000	8,920,000
PARO - Zamboanga del Sur	10,097,000	2,873,000	12,970,000
PARO - Zamboanga Sibugay	7,605,000	1,848,000	9,453,000
Region X - Northern Mindanao	34,403,000	7,429,000	41,832,000

Regional Office X - Proper	5,180,000		5,180,000
PARO - Bukidnon	10,623,000	2,781,000	13,404,000
PARO - Camiguin	1,104,000	232,000	1,336,000
PARO - Lanao del Norte	4,738,000	1,960,000	6,698,000
PARO - Misamis Occidental	6,947,000	965,000	7,912,000
PARO - Misamis Oriental	5,811,000	1,491,000	7,302,000
Region XI - Davao	38,082,000	8,722,000	46,804,000

PARO - Davao de Oro	6,938,000	1,312,000	8,250,000
PARO - Davao City	6,567,000	1,067,000	7,634,000
PARO - Davao del Sur	4,865,000	2,143,000	7,008,000
PARO - Davao Occidental	1,637,000		1,637,000
PARO - Davao Oriental	7,364,000	1,821,000	9,185,000
PARO - Davao Province (del Norte)	10,711,000	2,379,000	13,090,000
Region XII - SOCCSKSARGEN	42,927,000	19,263,000	62,190,000

Regional Office XII - Proper	4,691,000		4,691,000
PARO - Cotabato Province (North)	8,861,000	6,304,000	15,165,000
PARO - Sarangani	6,818,000	2,207,000	9,025,000
PARO - South Cotabato	10,493,000	3,814,000	14,307,000
PARO - Sultan Kudarat	12,064,000	6,938,000	19,002,000
Region XIII - CARAGA	29,734,000	5,674,000	35,408,000

PARO - Agusan del Norte	6,956,000	1,918,000	8,874,000
PARO - Agusan del Sur	9,133,000	1,505,000	10,638,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	65
DEPARTMENT OF AGRARIAN REFORM

PARO - Surigao del Norte	7,903,000	754,000	8,657,000
PARO - Surigao del Sur	5,742,000	1,497,000	7,239,000
Enterprise Development and Economic Support		228,763,000	228,763,000

National Capital Region (NCR)		28,093,000	28,093,000

Central Office		28,093,000	28,093,000
Region I - Ilocos		9,903,000	9,903,000

Regional Office I - Proper		123,000	123,000
PARO - Ilocos Norte		1,670,000	1,670,000
PARO - Ilocos Sur		1,951,000	1,951,000
PARO - La Union		2,119,000	2,119,000
PARO - Pangasinan		4,040,000	4,040,000
Cordillera Administrative Region (CAR)		12,246,000	12,246,000

CAR - Proper		143,000	143,000
PARO - Abra		1,972,000	1,972,000
PARO - Apayao		3,075,000	3,075,000
PARO - Benguet		1,904,000	1,904,000
PARO - Ifugao		1,660,000	1,660,000
PARO - Kalinga		2,456,000	2,456,000
PARO - Mt. Province		1,036,000	1,036,000
Region II - Cagayan Valley		8,315,000	8,315,000

PARO - Regional Office II - Proper		102,000	102,000
PARO - Batanes		374,000	374,000
PARO - Cagayan		2,012,000	2,012,000
PARO - Isabela		2,928,000	2,928,000
PARO - Nueva Viscaya		976,000	976,000
PARO - Quirino		1,923,000	1,923,000
Region III - Central Luzon		14,148,000	14,148,000

Regional Office III - Proper		62,000	62,000
PARO - Aurora		1,470,000	1,470,000
PARO - Bataan		1,785,000	1,785,000

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PARO - Bulacan	1,690,000	1,690,000
PARO - Nueva Ecija	3,813,000	3,813,000
PARO - Pampanga	1,929,000	1,929,000
PARO - Tarlac	2,164,000	2,164,000
PARO - Zambales	1,235,000	1,235,000
Region IVA - CALABARZON	6,618,000	6,618,000

Regional Office IVA - Proper	41,000	41,000
PARO - Batangas	887,000	887,000
PARO - Cavite	749,000	749,000
PARO - Laguna	817,000	817,000
PARO - Quezon I	2,445,000	2,445,000
PARO - Quezon II	874,000	874,000
PARO - Rizal	805,000	805,000
Region IVB - MIMAROPA	14,123,000	14,123,000

Regional Office IVB - Proper	102,000	102,000
PARO - Marinduque	1,774,000	1,774,000
PARO - Mindoro Occidental	2,745,000	2,745,000
PARO - Mindoro Oriental	2,532,000	2,532,000
PARO - Palawan	4,203,000	4,203,000
PARO - Romblon	2,767,000	2,767,000
Region V - Bicol	22,916,000	22,916,000

Regional Office V - Proper	72,000	72,000
PARO - Albay	4,128,000	4,128,000
PARO - Camarines Norte	2,362,000	2,362,000
PARO - Camarines Sur	6,755,000	6,755,000
PARO - Catanduanes	2,711,000	2,711,000
PARO - Masbate	3,524,000	3,524,000
PARO - Sorsogon	3,364,000	3,364,000
Region VI - Western Visayas	20,866,000	20,866,000

Regional Office VI - Proper	194,000	194,000
PARO - Aklan	3,072,000	3,072,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	67
DEPARTMENT OF AGRARIAN REFORM

PARO - Antique	3,290,000	3,290,000
PARO - Capiz	1,945,000	1,945,000
PARO - Guimaras	1,476,000	1,476,000
PARO - Iloilo	4,108,000	4,108,000
PARO - Negros Occidental	6,781,000	6,781,000
Region VII - Central Visayas	10,610,000	10,610,000

Regional Office VII - Proper	82,000	82,000
PARO - Bohol	2,501,000	2,501,000
PARO - Cebu	2,066,000	2,066,000
PARO - Negros Oriental	4,409,000	4,409,000
PARO - Siquijor	1,552,000	1,552,000
Region VIII - Eastern Visayas	11,341,000	11,341,000

Regional Office VIII - Proper	62,000	62,000
PARO - Biliran	2,016,000	2,016,000
PARO - Eastern Samar	2,081,000	2,081,000
PARO - Leyte	2,589,000	2,589,000
PARO - Northern Samar	1,470,000	1,470,000
PARO - Samar	1,188,000	1,188,000
PARO - Southern Leyte	1,935,000	1,935,000
Region IX - Zamboanga Peninsula	14,993,000	14,993,000

Regiona Office IX - Proper	62,000	62,000
PARO - Zamboanga del Norte	4,038,000	4,038,000
PARO - Zamboanga del Sur	5,164,000	5,164,000
PARO - Zamboanga Sibugay	5,729,000	5,729,000
Region X - Northern Mindanao	12,268,000	12,268,000

Regional Office X - Proper	164,000	164,000
PARO - Bukidnon	3,208,000	3,208,000
PARO - Camiguin	1,503,000	1,503,000
PARO - Lanao del Norte	740,000	740,000
PARO - Misamis Occidental	2,608,000	2,608,000

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GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Misamis Oriental	4,045,000	4,045,000
Region XI - Davao	13,504,000	13,504,000

Regional Office XI - Proper	123,000	123,000
PARO - Davao de Ora	3,085,000	3,085,000
PARO - Davao City	1,226,000	1,226,000
PARO - Davao del Sur	3,639,000	3,639,000
PARO - Davao Oriental	2,736,000	2,736,000
PARO - Davao Province (del Norte)	2,695,000	2,695,000
Region XII - SOCCSKSARGEN	16,567,000	16,567,000

Regional Office XII - Proper	113,000	113,000
PARO - Cotabato Province (North)	5,180,000	5,180,000
PARO - Sarangani	3,929,000	3,929,000
PARO - South Cotabato	3,953,000	3,953,000
PARO - Sultan Kudarat	3,392,000	3,392,000
Region XIII - CARAGA	12,252,000	12,252,000

Regional Office - Proper	82,000	82,000
PARO - Agusan del Norte	2,968,000	2,968,000
PARO - Agusan del Sur	3,159,000	3,159,000
PARO - Surigao del Norte	2,951,000	2,951,000
PARO - Surigao del Sur	3,092,000	3,092,000
Climate Resilient Fan Productivity Support	301,012,000	301,012,000

National Capital Region (NCR)	27,782,000	27,782,000

Central Office	27,782,000	27,782,000
Region I - Ilocos	34,530,000	34,530,000

PARO - Ilocos Norte	9,560,000	9,560,000
PARO - Ilocos Sur	9,450,000	9,450,000
PARO - la Union	5,960,000	5,960,000
PARO - Pangasinan	9,560,000	9,560,000
Cordillera Administrative Region (CAR)	21,140,000	21,140,000

PARO - Abra	3,600,000	3,600,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	69
DEPARTMENT OF AGRARIAN REFORM

PARO - Apayao	2,700,000	2,700,000
PARO - Benguet	4,270,000	4,270,000
PARO - Ifugao	3,150,000	3,150,000
PARO - Kalinga	4,610,000	4,610,000
PARO - Mt. Province	2,810,000	2,810,000
Region II - Cagayan Valley	17,200,000	17,200,000

PARO - Batanes	3,150,000	3,150,000
PARO - Cagayan	2,920,000	2,920,000
PARO - Isabela	5,960,000	5,960,000
PARO - Nueva Viscaya	2,810,000	2,810,000
PARO - Quirino	2,360,000	2,360,000
Region III - Central Luzon	27,450,000	27,450,000

PARO - Aurora	2,700,000	2,700,000
PARO - Bataan	2,700,000	2,700,000
PARO - Bulacan	4,050,000	4,050,000
PARO - Nueva Ecija	5,400,000	5,400,000
PARO - Pampanga	4,050,000	4,050,000
PARO - Tarlac	5,850,000	5,850,000
PARO - Zambales	2,700,000	2,700,000
Region IVA - CALABARZON	13,270,000	13,270,000

PARO - Batangas	3,150,000	3,150,000
PARO - Cavite	1,800,000	1,800,000
PARO - Laguna	1,800,000	1,800,000
PARO - Quezon I	1,910,000	1,910,000
PARO - Quezon II	2,810,000	2,810,000
PARO - Rizal	1,800,000	1,800,000
Region IVB - MIMAROPA	12,930,000	12,930,000

PARO - Marinduque	2,360,000	2,360,000
PARO - Mindoro Occidental	2,250,000	2,250,000
PARO - Mindoro Oriental	3,260,000	3,260,000

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GENERAL APPROPRIATIONS ACT, FY 2021

PARO - Palawan	2,700,000	2,700,000
PARO - Romblon	2,360,000	2,360,000
Region V - Bicol	29,910,000	29,910,000

PARO - Albay	2,360,000	2,360,000
PARO - Camarines Norte	1,910,000	1,910,000
PARO - Camarines Sur	9,110,000	9,110,000
PARO - Catanduanes	7,310,000	7,310,000
PARO - Masbate	6,410,000	6,410,000
PARO - Sorsogon	2,810,000	2,810,000
Region VI - Western Visayas	23,610,000	23,610,000

PARO - Aklan	1,910,000	1,910,000
PARO - Antique	1,800,000	1,800,000
PARO - Capiz	2,360,000	2,360,000
PARO - Guimaras	1,910,000	1,910,000
PARO - Iloilo	3,710,000	3,710,000
PARO - Negros Occidental	11,920,000	11,920,000
Region VII - Central Visayas	19,790,000	19,790,000

PARO - Bohol	4,610,000	4,610,000
PARO - Cebu	2,360,000	2,360,000
PARO - Negros Oriental	10,910,000	10,910,000
PARO - Siquijor	1,910,000	1,910,000
Region VIII - Eastern Visayas	15,510,000	15,510,000

PARO - Biliran	1,910,000	1,910,000
PARO - Eastern Samar	3,710,000	3,710,000
PARO - Leyte	2,360,000	2,360,000
PARO - Northern Samar	2,810,000	2,810,000
PARO - Samar	2,360,000	2,360,000
PARO - Southern Leyte	2,360,000	2,360,000
Region IX - Zamboanga Peninsula	9,780,000	9,780,000

PARO - Zamboanga del Norte	2,810,000	2,810,000
PARO - Zamboanga del Sur	3,260,000	3,260,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	71
DEPARTMENT OF AGRARIAN REFORM

PARO - Zamboanga Sibugay		3,710,000		3,710,000
Region X - Northern Mindanao		15,740,000		15,740,000

PARO - Bukidnon		4,160,000		4,160,000
PARO - Camiguin		1,800,000		1,800,000
PARO - Lanao del Norte		3,710,000		3,710,000
PARO - Misamis Occidental		2,810,000		2,810,000
PARO - Misamis Oriental		3,260,000		3,260,000
Region XI - Davao		14,950,000		14,950,000

PARO - Davao de Oro		1,910,000		1,910,000
PARO - Davao City		2,360,000		2,360,000
PARO - Davao del Sur		6,520,000		6,520,000
PARO - Davao Oriental		2,250,000		2,250,000
PARO - Davao Province (del Norte)		1,910,000		1,910,000
Region XII - SOCCSKSARGEN		5,390,000		5,390,000

PARO - Cotabato Province (North)		2,360,000		2,360,000
PARO - Sarangani		1,010,000		1,010,000
PARO - South Cotabato		1,010,000		1,010,000
PARO - Sultan Kudarat		1,010,000		1,010,000
Region XIII - CARAGA		12,030,000		12,030,000

PARO - Agusan del Norte		4,610,000		4,610,000
PARO - Agusan del Sur		2,810,000		2,810,000
PARO - Surigao del Norte		1,800,000		1,800,000
PARO - Surigao del Sur		2,810,000		2,810,000
Project(s)
Foreign-Assisted Project(s)	6,667,000	99,643,000	7,050,000	113,360,000

Convergence on Value Chain Enhancement for Rural Growth and Empowerment Project (CONVERGE)	6,667,000	99,643,000	7,050,000	113,360,000

Loan Proceeds		84,207,000	7,050,000	91,257,000

National Capital Region (NCR)		84,207,000	7,050,000	91,257,000

Central Office		84,207,000	7,050,000	91,257,000

72	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

GOP Counterpart	6,667,000		15,436,000				22,103,000

National Capital Region (NCR)	6,667,000		15,436,000				22,103,000

Central Office	6,667,000		15,436,000				22,103,000

Sub-total, Operations	3,544,450,000		2,289,802,000		18,420,000		5,852,672,000

TOTAL NEW APPROPRIATIONS	4,694,208,000	₱	3,738,157,000	₱	18,420,000	₱	8,450,785,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,444,253

Total Permanent Positions	3,444,253

Other Compensation Common to All
Personnel Economic Relief Allowance	201,192
Representation Allowance	75,816
Transportation Allowance	74,862
Clothing and Uniform Allowance	50,298
Honoraria	16,667
Mid-Year Bous - Civilian	287,021
Year End Bonus	287,021
Cash Gift	41,915
Productivity Enhancement Incentive	41,915
Step Increment	8,604

Total Other Compensation Common to All	1,085,311

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	25,257

Total Other Compensation for Specific Groups	25,257

Other Benefits
PAG-IBIG Contributions	10,051
PhilHealth Contributions	39,238
Employees Compensation Insurance Premiums	10,051
Terminal Leave	80,047

Total Other Benefits	139,387

Total Personnel Services	4,694,208

DECEMBER 28, 2020	OFFICIAL GAZETTE	73
DEPARTMENT OF AGRARIAN REFORM

Maintenance and Other Operating Expenses
Travelling Expenses	517,181
Training and Scholarship Expenses	476,425
Supplies and Materials Expenses	405,900
Utility Expenses	153,631
Communication Expenses	114,772
Awards/Rewards and Prizes	725
Survey, Research, Exploration and Development Expenses	685,772
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	8,668
Professional Services	335,382
General Services	258,042
Repairs and Maintenance	130,511
Financial Assistance/Subsidy	336,230
Taxes, Insurance Premiums and Other Fees	18,958
Other Maintenance and Operating Expenses
Advertising Expenses	6,640
Printing and Publication Expenses	22,308
Representation Expenses	79,356
Transportation and Delivery Expenses	18,611
Rent/Lease Expenses	152,664
Membership Dues and Contributions to Organizations	280
Subscription Expenses	14,636
Other Maintenance and Operating Expenses	1,465

Total Maintenance and Other Operating Expenses	3,738,157

Total Current Operating Expenditures	8,432,365

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,500
Buildings and Other Structures	4,300
Machinery and Equipment Outlay	11,620

Total Capital Outlays	18,420

TOTAL NEW APPROPRIATIONS	8,450,785

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GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

DEPARTMENT OF AGRARIAN REFORM

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	4,694,208,000	₱	3,738,157,000	₱	18,420,000	₱	8,450,785,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF AGRARIAN REFORM	₱	4,694,208,000	₱	3,738,157,000	₱	18,420,000	₱	8,450,785,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	75
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, operations, including locally-funded projects and foreign-assisted projects, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	58,660,149,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	843,371,000	₱	462,704,000	₱	973,000	₱	47,075,000	₱	1,354,123,000
Support to Operations		817,473,000		3,302,453,000		217,000		66,684,000		4,186,827,000
Operations		1,993,099,000		27,850,090,000				23,276,010,000		53,119,199,000

TECHNICAL AND SUPPORT SERVICES PROGRAM		1,362,076,000		17,980,753,000				709,954,000		20,052,783,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM		17,968,000		434,162,000				14,940,532,000		15,392,662,000
AGRICULTURE AND FISHERY POLICY PROGRAM		52,542,000		24,495,000						77,037,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM		543,014,000		616,080,000				79,313,000		1,238,407,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM		17,499,000		8,794,600,000				7,546,211,000		16,358,310,000

TOTAL NEW APPROPRIATIONS	₱	3,653,943,000	₱	31,615,247,000	₱	1,190,000	₱	23,389,769,000	₱	58,660,149,000

Special Provision(s)

1. Agricultural Competitiveness Enhancement Fund. In addition to the amounts appropriated herein, One Billion Eight Hundred Million Pesos (₱l,800,000,000) sourced from all duties collected from the importation of agricultural products, except rice, under the minimum access volume mechanism, including unused balances and collections from repayments and interests from loan beneficiaries, constituted into the Agricultural Competitiveness Enhancement Fund pursuant to Section 1 of R.A No. 10848, shall be used for the increased productivity of farmers and fisherfolk subject to DA, LBP and CHED Joint Memorandum No. 1, s. 2017, in accordance with the following allocation:

(a) Eighty percent (80%) for the provision of credit with reasonable interest which shall be directly released to LBP subject to the provisions of LBP A.O. No. 15 dated February 14, 2018 and to the following credit limit: (i) Five Million Pesos (₱5,000,000) per project loan of Filipino farmers and fisherfolk associations and cooperatives, and micro and small-scale enterprises; and (ii) One Million (₱l,000,000) per individual farmer or fisherman;

(b) Ten percent (10%) as grants for research, development, and commercialization of agricultural and fishery products, and upgrading of research facilities of qualified SUCs, which shall not exceed Five Million Pesos (₱5,000,000) per project; and

(c) Ten percent (10%) for the funding of comprehensive and attractive grant-in-aid program for agriculture, forestry, fisheries, and veterinary medicine subject to the requirements and procedures under CHED and DA J.M.C. No. 2017-7 dated December 5, 2017.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

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2. Rice Competitiveness Enhancement Fund. Of the amounts appropriated herein, the amount of Ten Billion Pesos (₱10,000,000,000) to be constituted into the Rice Competitiveness Enhancement Fund pursuant to Section 13 of R.A. No. 11203, shall be released directly to the implementing agencies and used for the attainment of the objectives and plans of the rice industry roadmap, subject to the guidelines issued thereon, in accordance with the following allocation:

(a) Fifty percent (50%) as grant in kind to eligible farmers associations, registered rice cooperatives and LGUs, in the form of rice farm equipment, such as tillers, tractors, seeders, threshers, rice planters, harvesters, irrigation pumps, small solar irrigation, reapers, driers, millers, and the like, for purposes of improving farm mechanization which shall be released to and implemented by the Philippine Center for Postharvest Development and Mechanization (PHILMECH);

(b) Thirty percent (30%) for the development, propagation and promotion of inbred rice seeds to rice farmers and the organization of rice farmers into seed growers association and cooperatives engaged in seed production and trade which shall be released to and implemented by the Philippine Rice Research Institute (PHILRICE);

(c) Ten percent (10%) for the provision of credit to be managed equally by the LBP and the Development Bank of the Philippines; and

(d) Ten percent (10%) for the extension of services for teaching skills on rice crop production, modern rice farming techniques, seed production, farm mechanization, and knowledge and technology transfer provided by PHILMECH, PHILRICE, Agricultural Training Institute (ATI), and (TESDA) subject to the following allocation: (i) seventy percent (70%) to TESDA; and (ii) ten percent (10%) each to PHILMECH, PHILRICE and ATI.

3. Rice Farmers Financial Assistance. The amount of Two Billion One Hundred Thirty Five Million Two Hundred Ninety Nine Thousand Pesos (₱2,135,299,000) appropriated herein under Financial Subsidy to Rice Farmers shall be used to provide direct cash transfers to rice farmers. Priority shall be given to farmers who are planting one (1) hectare or less based on the list in the Registry System for Basic Sectors in Agriculture (RSBSA) and affected by the rice tarrification. The said amount represents the excess tariff collections of 2019. The DA shall provide the beneficiaries direct and secure access to cash grants through the LBP. This provision shall be subject to the DA guidelines. (CONDITIONAL IMPLEMENTATION - President’s Veto Message 28, 2020, Volume I-B, page 849, R.A. No 11518)

4. Seed Fund. In addition to the amounts appropriated herein, Twenty One Million ninety Thousand Pesos (₱21,090,000) shall be used for the implementation of the seed industry development progress sourced from the proceeds of the sales of certified seeds and plant materials, fines collected for violations of R.A. No. 7308, and donations from private or government agencies, constituted into the Seed Fund to be held in trust by the Bureau of Plant Industry in accordance with Section 16 of the same Act and its IRR.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.0. No. 292.

5. Livestock Promotion Fund. In addition to the amounts appropriated herein, Sixty Nine Million Six Hundred Thirty Five Thousand Pesos (₱69,635,000) shall be used for the stabilization, protection and development of the Philippine livestock industry sourced from all fees, charges and other income derived from the activities undertaken under R.A. No. 1556 as well as all the proceeds from the sale of the animals which may not be needed by the Bureau of Animal Industry and all other income from the activities undertaken under R.A. 1578, constituted into the Livestock Promotion Fund in accordance with Section 9 of R.A. No. 1556 and Section 5 of R.A. No. 1578.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

6. Remedies Fund. In addition to the amounts appropriated herein, Ten Million Pesos (₱10,000,000) shall be used in the implementation of remedies, including safeguard measures, for the protection of the domestic industrie and producers from increased imports which cause or threaten to cause serious injury to the local industry, sourced from fifty percent (50%) of the revenues collected from fees charges, and safeguard duties, constituted into the Remedies Fund in accordance with Section 34 of R.A. No. 8800

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

7. Quick Response Fund. The amount of One Billion Pesos (₱l,000,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for: (i) provision of various production inputs for crops, livestocks and poultry, and fisheries; (ii) repair of production, post-production and small-scale irrigation facilities; and (iii) provision of other assistance in the form of cash for culled live animals or equipment and supplies directly used to mitigate the effects of a disaster, and necessary tools and supplies to mitigate the effects of an ongoing disaster, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training,insurance of assets, and public information and information initiatives, or any other purpose not authorized in the Act.

8. Agriculture and Fisheries Modernization Program. The amount of Seventy One Billion Thirty Nine Million Eight Hundred Seventy Five Thousand Pesos (₱71,039,875,000) appropriated under the DA and all its bureaus and offices shall be used in support of the programs and projects under the Agriculture and Fisheries Modernization Program (AFMP).

This amount shall be supplemented by specific appropriations in the budgets of the various implementing agencies of AFMP, as follows:

CHED	₱	15,397,000
DAR		1,510,706,000
DTI		114,662,000
NDA		333,908,000
NIA		19,426,701,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	77
DEPARTMENT OF AGRICULTURE

NFA		7,000,000,000
NTA		422,135,000
PCA		1,123,840,000
PCIC		3,500,000,000
PFDA		5,168,975,000
PRRI		621,796,000
SRA		712,260,000

TOTAL	₱	39,950,380,000

9. National Programs of the Department of Agriculture. The amount of Twenty Billion Seven Hundred Eighty Two Million Seven Thousand Pesos (₱20,782,007,000) appropriated herein for the National Programs for Rice, Corn, High Value Crops Development, Organic Agriculture and Livestock shall be implemented with priority given to: (i) major rice, corn, high value crops, organic and livestock producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers and fisherfolks registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (iii) provinces or regions where the absolute number of poor farmers or fisherfolks and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

10. Farm-to-Market Road Projects. The amount of Eleven Billion Seven Hundred nineteen Million Pesos (₱11,719,000,000) appropriated herein for Farm-to-Market Road (FMR) projects shall be released directly to the DPWH for the construction, rehabilitation and repair of FMRs in accordance with the approved network plan. For this purpose, the DA shall ensure that: (i) the FMR network plan shall include the scope of work, estimated length in kilometers, and specific location for each of the FMR projects, as well as a list of priority FMR projects, which must lead to arterial or secondary roads and key production areas; and (ii) the FMRs implemented are properly geo-tagged.

The approved FMR network plan shall be regularly updated to prioritize: (i) major rice, corn and high value commercial crops producing provinces; (ii) areas where the majority of small farmers and agrarian reform beneficiaries registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

Upon completion of the construction, rehabilitation and repair of FMRs, the DPWH shall turn over the management and ownership thereof to the LGUs concerned, which shall commit to shoulder the maintenance and repair cost.

11. Small-Scale Irrigation Projects. The amount of One Billion Two Million Seven Hundred Seventy Six Thousand Pesos (₱1,002,776,000) appropriated herein for the implementation of small-scale irrigation projects shall be used for the construction, restoration, improvement, or installation of small-scale irrigation projects in accordance with the master plan approved by the DA.

Upon completion of the construction, restoration, improvement, or installation, of irrigation facilities, the DA shall turn over the management and ownership thereof to the LGUs or irrigator associations concerned, which shall commit to shoulder the maintenance and repair costs.

The DA, in coordination with the LGUs and irrigator’s association, shall prioritize the following in the updating of the master plan: (i) major rice, corn, high value commercial crops producing provinces, and provinces with areas suitable for conversion to organic agriculture; (ii) areas where the majority of small farmers registered under the RSBSA are located; and (iii) provinces or regions where the absolute number of poor farmers and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved network plan, community of farmers and agrarian reform beneficiaries, FMRs to be constructed for the year with the corresponding budgetary allocation, status of implementation supported by pre-construction and post-construction geo-tagged photos, aid project evaluation and/or assessment reports are posted on the DA website.

12. Engineering and Administrative Overhead Expenses. The DA is authorized to deduct engineering and administrative overhead (EAO) expenses not exceeding one percent (1%) of the project funds for small-scale irrigation projects and other infrastructure projects costing more than One Million Pesos (₱1,000,000).

The authorized EAO expenses shall be limited to : (i) administrative overheard including the hiring of individuals engaged as job orders or contracts of service or such other engagement of personnel without any employer-employee relationship; (ii) pre-construction activities such as topographic survey, detailed engineering design, and as-stake plan, among others; (iii) construction project supervision, monitoring and project management; (iv) conduct of constructors performance evaluation system (CPES); and (v) testing, evaluation and quality control. The EAO expenses shall be treated or booked-up as capitalized expenditures and fort part of the project cost. The DA shall issue guidelines for the implementation of this provision.

Disbursements or expenditures by the DA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriated criminal action under existing penal laws.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 846, R.A. No. 11518)

13. Agricultural Machineries, Equipment and Facilities. The amount of Two Billion Five Hundred Fifty Three Million Six Hundred Nineteen Thousand Pesos (₱2,553,619,000) appropriated herein for Agricultural Machineries, Equipment and Facilities shall be used for the construction of facilities and procurement of machineries and equipment.

Upon completion of the construction of facilities and procurement of machineries and equipment, the DA shall turn over the management and ownership thereof to the LGUs or farmers or fisherfolk organizations concerned, which shall commit to shoulder the maintenance and

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GENERAL APPROPRIATIONS ACT, FY 2021

repair costs.

The Secretary of Agriculture and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the approved master plan, status of implementation and project evaluation and/or assessment reports are posted on the DA website.

14. Seed Buffer Stocking. The amount of Eight Hundred Fifty Eight Million Five Hundred Thirty Thousand Pesos (₱858,530,000) appropriated herein under Production Support Services Sub-Program on Rice and Corn shall be used for the purchase of seeds for buffer stocking to ensure the availability of high quality rice and corn seeds to be used in times of calamities and unforeseen events affecting rice and corn productions. The DA, in the distribution of seeds, shall prioritize major rice and corn producing provinces in the GIDAs, as well as those affected by the typhoons and natural calamities.

15. Young Farmers Challenge Fund. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein for the Young Farmers Challenge Fund shall be used to encourage and support the youth in staying or returning to agriculture; to engage them in food production processing of agricultural products, and other farm-based enterprises; and to provide them the opportunity to own, lease, develop and cultivate the land for agricultural purposes.

16. Implementation of the KADIWA ni ANI at KITA Program. The amount of One Hundred Fifty Million Pesos (₱150,000,000) appropriated herein for the implementation of the KADIWA ni ANI at KITA Program shall be used to implement a distribution system of agricultural produce from farm-gate to market, directly linking farmers and fisherfolk to consumers in high-demand and depressed areas; to create an additional market for small farmers and fisherfolk; and to provide consumers with agri-fishery products and other basic commodities at affordable prices.

17. Research and Development. All research and development projects funded by the Government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

18. Climate Resilience of Agricultural Communities. The DA, in coordination with the Climate Change Commission, shall endeavor to increase the climate resilience of agricultural communities through the implementation of climate-resilient agricultural infrastructure projects and the distribution and development of seeds, which are optimally adaptive to present and future climate conditions.

The DA shall promote the establishment of climate field schools and conduct seminars and trainings for LGU, farmers, and fisherfolk on the use climate information and the benefits of rainwater catchments and organic farming approaches, among the other elements of sustainable land use.

19. Emergency Purchase. The DA may resort to emergency purchase of goods in accordance with the provisions of R.A. Ho. 9184, its IRR and GPPB guidelines, for the cure and prevention of animal diseases outbreaks as may be declared by the DA, such as, but not limited to, Avian Influenza and rehabilitation of areas under calamity. Goods bought during an emergency should be delivered and distributed for the duration thereof.

20. Completion of the Coconut Farmers Registry. The Department of Agriculture Information and Communications Technology Service (DA ICTS) is enjoined to assist the Philippine Coconut Authority in completing the Coconut Farmers Registry.

21. Reporting and Posting Requirements. The DA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTNS; and

(b) DA’s website.

The DA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

22. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	738,125,000	₱	462,704,000	₱	973,000	₱	47,075,000	₱	1,248,877,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	79
DEPARTMENT OF AGRICULTURE

National Capital Region (NCR)	314,874,000	252,126,000	365,000		567,365,000

Central Office	169,489,000	194,926,000	137,000		364,552,000
Agricultural Training Institute	21,594,000	11,871,000	38,000		33,503,000
Bureau of Animal Industry	37,025,000	7,317,000	38,000		44,380,000
Bureau of Agricultural Research	10,326,000	4,287,000	38,000		14,651,000
Bureau of Plant Industry	28,994,000	13,324,000	38,000		42,356,000
Bureau of Soils and Water Management	38,478,000	11,239,000	38,000		49,755,000
Bureau of Agricultural and Fisheries Engineering	8,968,000	9,162,000	38,000		18,168,000
Region I - Ilocos	30,417,000	13,749,000	38,000		44,204,000

Regional Field Unit - I	30,417,000	13,749,000	38,000		44,204,000
Cordillera Administrative Region (CAR)	23,731,000	7,967,000	38,000		31,736,000

Regional Field Unit - CAR	23,731,000	7,967,000	38,000		31,736,000
Region II - Cagayan Valley	31,642,000	16,985,000	38,000		48,665,000

Regional Field Unit - II	31,642,000	16,985,000	38,000		48,665,000
Region III - Central Luzon	25,261,000	19,468,000	38,000		44,767,000

Regional Field Unit - III	25,261,000	19,468,000	38,000		44,767,000
Region IVA - CALABARZON	33,052,000	22,209,000	38,000		55,299,000

Regional Field Unit - IVA	33,052,000	22,209,000	38,000		55,299,000
Region IVB - MIMAROPA	27,161,000	9,420,000	38,000		36,619,000

Regional Field Unit - IVB	27,161,000	9,420,000	38,000		36,619,000
Region V - Bicol	30,634,000	18,367,000	38,000	575,000	49,614,000

Regional Field Unit - V	30,634,000	18,367,000	38,000	575,000	49,614,000
Region VI - Western Visayas	24,448,000	24,087,000	38,000		48,573,000

Regional Field Unit - VI	24,448,000	24,087,000	38,000		48,573,000
Region VII - Central Visayas	27,135,000	21,089,000	38,000		48,262,000

Regional Field Unit - VII	27,135,000	21,089,000	38,000		48,262,000
Region VIII - Eastern Visayas	29,631,000	16,279,000	38,000		45,948,000

Regional Field Unit - VIII	29,631,000	16,279,000	38,000		45,948,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula	34,031,000	13,449,000	76,000	46,500,000	94,056,000

Philippine Rubber Research Institute	2,086,000	6,216,000	38,000		8,340,000
Regional Field Unit - IX	31,945,000	7,233,000	38,000	46,500,000	85,716,000
Region X - Northern Mindanao	26,586,000	10,723,000	38,000		37,347,000

Regional Field Unit - X	26,586,000	10,723,000	38,000		37,347,000
Region XI - Davao	29,124,000	4,036,000	38,000		33,198,000

Regional Field Unit - XI	29,124,000	4,036,000	38,000		33,198,000
Region XII - SOCCSKSARGEN	24,016,000	6,788,000	38,000		30,842,000

Regional Field Unit - XII	24,016,000	6,788,000	38,000		30,842,000
Region XIII - CARAGA	26,382,000	5,962,000	38,000		32,382,000

Regional Field Unit - XIII	26,382,000	5,962,000	38,000		32,382,000
Administration of Personnel Benefits	105,246,000				105,246,000

National Capital Region (NCR)	46,434,000				46,434,000

Central Office	2,052,000				2,052,000
Agricultural Training Institute	5,931,000				5,931,000
Bureau of Animal Industry	7,342,000				7,342,000
Bureau of Agricultural Research	1,085,000				1,085,000
Bureau of Plant Industry	29,796,000				29,796,000
Bureau of Soils and Water Management	228,000				228,000
Regional I - Ilocos	1,582,000				1,582,000

Regional Field Unit - I	1,582,000				1,582,000
Cordillera Administrative Region (CAR)	2,079,000				2,079,000

Regional Field Unit - CAR	2,079,000				2,079,000
Region II - Cagayan Valley	4,914,000				4,914,000

Regional Field Unit - II	4,914,000				4,914,000
Region III - Central Luzon	4,236,000				4,236,000

Regional Field Unit - III	4,236,000				4,236,000
Region IVA - CALABARZON	3,205,000				3,205,000

Regional Field Unit - IVA	3,205,000				3,205,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	81
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA	9,304,000				9,304,000

Regional Field Unit - IVB	9,304,000				9,304,000
Region V - Bicol	9,483,000				9,483,000

Regional Field Unit - V	9,483,000				9,483,000
Region VI - Western Visayas	1,669,000				1,669,000

Regional Field Unit - VI	1,669,000				1,669,000
Region VII - Central Visayas	5,212,000				5,212,000

Regional Field Unit - VII	5,212,000				5,212,000
Region VIII - Eastern Visayas	3,384,000				3,384,000

Regional Field Unit - VIII	3,384,000				3,384,000
Region IX - Zamboanga Peninsula	6,579,000				6,579,000

Regional Field Unit - IX	6,579,000				6,579,000
Region X - Northern Mindanao	224,000				224,000

Regional Field Unit - X	224,000				224,000
Region XI - Davao	5,851,000				5,851,000

Regional Field Unit - XI	5,851,000				5,851,000
Region XII - SOCCSKSARGEN	1,090,000				1,090,000

Regional Field Unit - XII	1,090,000				1,090,000

Sub-total, General Administration and Support	843,371,000	462,704,000	973,000	47,075,000	1,354,123,000

Support to Operations
Planning and policy formulation for soil and water resources conservation, management and development (BSWM)	100,327,000	97,932,000			198,259,000

National Capital Region (NCR)	100,327,000	97,932,000			198,259,000

Bureau of Soils and Water Management	100,327,000	97,932,000			198,259,000
Coordination of agricultural research (BAR)	22,646,000	6,193,000			28,839,000

National Capital Region (NCR)	22,646,000	6,193,000			28,839,000

Bureau of Agricultural Research	22,646,000	6,193,000			28,839,000
Information and Communication Technology (ICT) Management Support	32,975,000	122,118,000		48,554,000	203,647,000

National Capital Region (NCR)	32,975,000	81,608,000		18,354,000	132,937,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Central Office	32,975,000	63,508,000	10,554,000	107,037,000
Agricultural Training Institute		2,400,000	1,500,000	3,900,000
Bureau of Animal Industry		7,100,000	1,500,000	8,600,000
Bureau of Agricultural Research		1,600,000	1,000,000	2,600,000
Bureau of Plant Industry		1,100,000	1,000,000	2,100,000
Bureau of Soils and Water Management		4,800,000	2,000,000	6,800,000
Bureau of Agricultural and Fisheries Engineering		1,100,000	800,000	1,900,000
Regional I - Ilocos		3,000,000	2,320,000	5,320,000

Regional Field Unit - I		3,000,000	2,320,000	5,320,000
Cordillera Administrative Region (CAR)		1,200,000	1,100,000	2,300,000

Regional Field Unit - CAR		1,200,000	1,100,000	2,300,000
Region II - Cagayan Valley		6,700,000	4,300,000	11,000,000

Regional Field Unit - II		6,700,000	4,300,000	11,000,000
Region III - Central Luzon		1,990,000	2,500,000	4,490,000

Regional Field Unit - III		1,990,000	2,500,000	4,490,000
Region IVA - CALABARZON		1,900,000	1,200,000	3,100,000

Regional Field Unit - IVA		1,900,000	1,200,000	3,100,000
Region IVB - MIMAROPA		1,700,000	2,700,000	4,400,000

Regional Field Unit - IVB		1,700,000	2,700,000	4,400,000
Region V - Bicol		1,700,000	1,200,000	2,900,000

Regional Field Unit - V		1,700,000	1,200,000	2,900,000
Region VI - Western Visayas		1,200,000	3,900,000	5,100,000

Regional Field Unit - VI		1,200,000	3,900,000	5,100,000
Region VII - Central Visayas		3,190,000	2,000,000	5,190,000

Regional Field Unit - VII		3,190,000	2,000,000	5,190,000
Region VIII - Eastern Visayas		2,100,000	2,000,000	4,100,000

Regional Field Unit - VIII		2,100,000	2,000,000	4,100,000
Region IX - Zamboanga Peninsula		1,330,000	2,480,000	3,810,000

Philippine Rubber Research Institute		230,000	680,000	910,000
Regional Field Unit - IX		1,100,000	1,800,000	2,900,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	83
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao		2,600,000	1,600,000	4,200,000

Regional Field Unit - X		2,600,000	1,600,000	4,200,000
Region XI - Davao		1,200,000	1,100,000	2,300,000

Regional Field Unit - XI		1,200,000	1,100,000	2,300,000
Region XII - SOCCSKSARGEN		8,300,000	900,000	9,200,000

Regional Field Unit - XII		8,300,000	900,000	9,200,000
Region XIII - CARAGA		2,400,000	900,000	3,300,000

Regional Field Unit - XIII		2,400,000	900,000	3,300,000
Public information services	11,334,000	3,255,000		14,589,000

National Capital Region (NCR)	11,334,000	3,255,000		14,589,000

Central Office	11,334,000	3,255,000		14,589,000
Development of organizational policies, plans and procedures	121,837,000	188,132,000		309,969,000

National Capital Region (NCR)	5,151,000	72,728,000		77,879,000

Central Office		67,027,000		67,027,000
Bureau of Agricultural and Fisheries Engineering	5,151,000	5,701,000		10,852,000
Region I - Ilocos	8,053,000	6,968,000		15,021,000

Regional Field Unit - I	8,053,000	6,968,000		15,021,000
Cordillera Administrative Region (CAR)	8,326,000	4,298,000		12,624,000

Regional Field Unit - CAR	8,326,000	4,298,000		12,624,000
Region II - Cagayan Valley	7,363,000	22,502,000		29,865,000

Regional Field Unit - II	7,363,000	22,502,000		29,865,000
Region III - Central Luzon	6,952,000	8,104,000		15,056,000

Regional Field Unit - III	6,952,000	8,104,000		15,056,000
Region IVA - CALABARZON	8,237,000	12,569,000		20,806,000

Regional Field Unit - IVA	8,237,000	12,569,000		20,806,000
Region IVB - MIMAROPA	7,415,000	5,785,000		13,200,000

Regional Field Unit - IVB	7,415,000	5,785,000		13,200,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region V - Bicol	8,607,000	11,302,000		19,909,000

Regional Field Unit - V	8,607,000	11,302,000		19,909,000
Region VI - Western Visayas	8,109,000	7,297,000		15,406,000

Regional Field Unit - VI	8,109,000	7,297,000		15,406,000
Region VII - Central Visayas	7,447,000	4,188,000		11,635,000

Regional Field Unit - VII	7,447,000	4,188,000		11,635,000
Region VIII - Eastern Visayas	6,849,000	3,293,000		10,142,000

Regional Field Unit - VIII	6,849,000	3,293,000		10,142,000
Region IX - Zamboanga Peninsula	7,031,000	9,072,000		16,103,000

Regional Field Unit - IX	7,031,000	9,072,000		16,103,000
Region X - Northern Mindanao	7,842,000	5,123,000		12,965,000

Regional Field Unit - X	7,842,000	5,123,000		12,965,000
Region XI - Davao	7,541,000	4,966,000		12,507,000

Regional Field Unit - XI	7,541,000	4,966,000		12,507,000
Region XII - SOCCSKSARGEN	8,537,000	5,503,000		14,040,000

Regional Field Unit - XII	8,537,000	5,503,000		14,040,000
Region XIII - CARAGA	8,377,000	4,434,000		12,811,000

Regional Field Unit - XIII	8,377,000	4,434,000		12,811,000
Agri-business and marketing services	25,330,000	8,059,000	71,000	33,460,000

National Capital Region (NCR)	25,330,000	8,059,000	71,000	33,460,000

Central Office	25,330,000	8,059,000	71,000	33,460,000
International affairs coordination and liaisoning	73,369,000	42,160,000	146,000	115,675,000

National Capital Region (NCR)	73,369,000	42,160,000	146,000	115,675,000

Central Office	73,369,000	42,160,000	146,000	115,675,000
Operation and maintenance of the integrated laboratories	212,214,000	368,132,000		580,346,000

Region I - Ilocos	17,012,000	24,478,000		41,490,000

Regional Field Unit - I	17,012,000	24,478,000		41,490,000
Cordillera Administrative Region (CAR)	11,931,000	17,187,000		29,118,000

Regional Field Unit - CAR	11,931,000	17,187,000		29,118,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	85
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	18,226,000	60,378,000		78,604,000

Regional Field Unit - II	18,226,000	60,378,000		78,604,000
Region III - Central Luzon	18,066,000	40,030,000		58,096,000

Regional Field Unit - III	18,066,000	40,030,000		58,096,000
Region IVA - CALABARZON	18,009,000	19,317,000		37,326,000

Regional Field Unit - IVA	18,009,000	19,317,000		37,326,000
Region IVB - MIMAROPA	10,997,000	11,952,000		22,949,000

Regional Field Unit - IVB	10,997,000	11,952,000		22,949,000
Region V - Bicol	14,274,000	45,477,000		59,751,000

Regional Field Unit - V	14,274,000	45,477,000		59,751,000
Region VI - Western Visayas	15,957,000	7,683,000		23,640,000

Regional Field Unit - VI	15,957,000	7,683,000		23,640,000
Region VII - Central Visayas	19,323,000	15,777,000		35,100,000

Regional Field Unit - VII	19,323,000	15,777,000		35,100,000
Region VIII - Eastern Visayas	15,496,000	8,443,000		23,939,000

Regional Field Unit - VIII	15,496,000	8,443,000		23,939,000
Region IX - Zamboanga Peninsula		41,631,000		41,631,000

Regional Field Unit - IX		41,631,000		41,631,000
Region X - Northern Mindanao	14,932,000	19,726,000		34,658,000

Regional Field Unit - X	14,932,000	19,726,000		34,658,000
Region XI - Davao	15,125,000	32,484,000		47,609,000

Regional Field Unit - XI	15,125,000	32,484,000		47,609,000
Region XII - SOCCSKSARGEN	10,477,000	17,415,000		27,892,000

Regional Field Unit - XII	10,477,000	17,415,000		27,892,000
Region XIII - CARAGA	12,389,000	6,154,000		18,543,000

Regional Field Unit - XIII	12,389,000	6,154,000		18,543,000
Field program management activities	153,364,000	1,188,553,000	18,130,000	1,360,047,000

National Capital Region (NCR)	36,442,000	269,611,000		306,053,000

Central Office	29,757,000	230,767,000		260,524,000
Bureau of Animal Industry		10,500,000		10,500,000

86	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Bureau of Plant Industry		15,519,000		15,519,000
Bureau of Soils and Water Management		3,000,000		3,000,000
Bureau of Agricultural and Fisheries Engineering	6,685,000	9,825,000		16,510,000
Region I - Ilocos	11,285,000	53,423,000	500,000	65,208,000

Regional Field Unit - I	11,285,000	53,423,000	500,000	65,208,000
Cordillera Administrative Region (CAR)	4,932,000	43,135,000	600,000	48,667,000

Regional Field Unit - CAR	4,932,000	43,135,000	600,000	48,667,000
Region II - Cagayan Valley	14,682,000	105,028,000	2,000,000	121,710,000

Regional Field Unit - II	14,682,000	105,028,000	2,000,000	121,710,000
Region III - Central Luzon	4,399,000	93,477,000	3,500,000	101,376,000

Regional Field Unit - III	4,399,000	93,477,000	3,500,000	101,376,000
Region IVA - CALABARZON	32,073,000	70,465,000	974,000	103,512,000

Regional Field Unit - IVA	32,073,000	70,465,000	974,000	103,512,000
Region IVB - MIMAROPA		59,938,000	500,000	60,438,000

Regional Field Unit - IVB		59,938,000	500,000	60,438,000
Region V - Bicol	14,720,000	55,610,000	4,819,000	75,149,000

Regional Field Unit - V	14,720,000	55,610,000	4,819,000	75,149,000
Region VI - Western Visayas	19,022,000	82,479,000	265,000	101,766,000

Regional Field Unit - VI	19,022,000	82,479,000	265,000	101,766,000
Region VII - Central Visayas		47,200,000		47,200,000

Regional Field Unit - VII		47,200,000		47,200,000
Region VIII - Eastern Visayas		44,337,000	284,000	44,621,000

Regional Field Unit - VIII		44,337,000	284,000	44,621,000
Region IX - Zamboanga Peninsula		49,273,000	590,000	49,863,000

Regional Field Unit - IX		49,273,000	590,000	49,863,000
Region X - Northern Mindanao	668,000	70,649,000	2,798,000	74,115,000

Regional Field Unit - X	668,000	70,649,000	2,798,000	74,115,000
Region XI - Davao	14,319,000	49,198,000	500,000	64,017,000

Regional Field Unit - XI	14,319,000	49,198,000	500,000	64,017,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	87
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN		53,785,000	300,000	54,085,000

Regional Field Unit - XII		53,785,000	300,000	54,085,000
Region XIII - CARAGA	822,000	40,945,000	500,000	42,267,000

Regional Field Unit - XIII	822,000	40,945,000	500,000	42,267,000
Quick Response Fund		1,000,000,000		1,000,000,000

National Capital Region (NCR)		1,000,000,000		1,000,000,000

Central Office		1,000,000,000		1,000,000,000
Agriculture and fishery engineering support activities	4,032,000	158,344,000		162,376,000

Region I - Ilocos	737,000	12,420,000		13,157,000

Regional Field Unit - I	737,000	12,420,000		13,157,000
Cordillera Administrative Region (CAR)		2,208,000		2,208,000

Regional Field Unit - CAR		2,208,000		2,208,000
Region II - Cagayan Valley		22,483,000		22,483,000

Regional Field Unit - II		22,483,000		22,483,000
Region III - Central Luzon		12,052,000		12,052,000

Regional Field Unit - III		12,052,000		12,052,000
Region IVA - CALABARZON		11,356,000		11,356,000

Regional Field Unit - IVA		11,356,000		11,356,000
Region IVB - MIMAROPA		8,279,000		8,279,000

Regional Field Unit - IVB		8,279,000		8,279,000
Region V - Bicol		26,932,000		26,932,000

Regional Field Unit - V		26,932,000		26,932,000
Region VI - Western Visayas		4,881,000		4,881,000

Regional Field Unit - VI		4,881,000		4,881,000
Region VII - Central Visayas		18,272,000		18,272,000

Regional Field Unit - VII		18,272,000		18,272,000
Region VIII - Eastern Visayas	3,295,000	13,390,000		16,685,000

Regional Field Unit - VIII	3,295,000	13,390,000		16,685,000
Region IX - Zamboanga Peninsula		6,000,000		6,000,000

Regional Field Unit - IX		6,000,000		6,000,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		1,018,000			1,018,000

Regional Field Unit - X		1,018,000			1,018,000
Region XI - Davao		10,912,000			10,912,000

Regional Field Unit - XI		10,912,000			10,912,000
Region XII - SOCCSKSARGEN		3,523,000			3,523,000

Regional Field Unit - XII		3,523,000			3,523,000
Region XIII - CARAGA		4,618,000			4,618,000

Regional Field Unit - XIII		4,618,000			4,618,000
Food laboratory testing support activities	60,045,000	19,575,000			79,620,000

National Capital Region (NCR)	60,045,000	19,575,000			79,620,000

Central Office	60,045,000	19,575,000			79,620,000
Agriculture and fishery surveillance support activities		100,000,000			100,000,000

National Capital Region (NCR)		100,000,000			100,000,000

Central Office		100,000,000			100,000,000

Sub-total, Support to Operations	817,473,000	3,302,453,000	217,000	66,684,000	4,186,827,000

Operations
Productivity in the agricultural sector increased	1,993,099,000	27,850,090,000		23,276,010,000	53,119,199,000

TECHNICAL AND SUPPORT SERVICES PROGRAM	1,362,076,000	17,980,753,000		709,954,000	20,052,783,000

PRODUCTION SUPPORT SERVICES (PSS) SUB-PROGRAM	355,989,000	13,767,919,000		492,338,000	14,616,246,000

PSS on the National Rice Program		12,014,598,000		139,750,000	12,154,348,000

National Capital Region (NCR)		41,957,000		23,200,000	65,157,000

Bureau of Plant Industry		41,957,000		23,200,000	65,157,000
Region I - Ilocos		1,466,884,000			1,466,884,000

Regional Field Unit - I		1,466,884,000			1,466,884,000
Cordillera Administrative Region (CAR)		193,120,000		10,000,000	203,120,000

Regional Field Unit - CAR		193,120,000		10,000,000	203,120,000
Region II - Cagayan Valley		2,533,095,000		12,000,000	2,545,095,000

Regional Field Unit - II		2,533,095,000		12,000,000	2,545,095,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	89
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	2,628,052,000		2,628,052,000

Regional Field Unit - III	2,628,052,000		2,628,052,000
Region IVA - CALABARZON	71,006,000	2,500,000	73,506,000

Regional Field Unit - IVA	71,006,000	2,500,000	73,506,000
Region IVB - MIMAROPA	1,235,087,000	1,250,000	1,236,337,000

Regional Field Unit - IVB	1,235,087,000	1,250,000	1,236,337,000
Region V - Bicol	918,865,000		918,865,000

Regional Field Unit - V	918,865,000		918,865,000
Region VI - Western Visayas	633,242,000	19,500,000	652,742,000

Regional Field Unit - VI	633,242,000	19,500,000	652,742,000
Region VII - Central Visayas	18,275,000	63,150,000	81,425,000

Regional Field Unit - VII	18,275,000	63,150,000	81,425,000
Region VIII - Eastern Visayas	497,872,000	2,390,000	500,262,000

Regional Field Unit - VIII	497,872,000	2,390,000	500,262,000
Region IX - Zamboanga Peninsula	98,486,000	2,260,000	100,746,000

Regional Field Unit - IX	98,486,000	2,260,000	100,746,000
Region X - Northern Mindanao	493,319,000	3,500,000	496,819,000

Regional Field Unit - X	493,319,000	3,500,000	496,819,000
Region XI - Davao	7,403,000		7,403,000

Regional Field Unit - XI	7,403,000		7,403,000
Region XII - SOCCSKSARGEN	1,096,814,000		1,096,814,000

Regional Field Unit - XII	1,096,814,000		1,096,814,000
Region XIII - CARAGA	81,121,000		81,121,000

Regional Field Unit - XIII	81,121,000		81,121,000
PSS on the National Livestock Program	491,561,000	264,311,000	755,872,000

National Capital Region (NCR)	93,033,000	75,700,000	168,733,000

Bureau of Animal Industry	93,033,000	75,700,000	168,733,000
Region I - Ilocos	25,895,000	25,850,000	51,745,000

Regional Field Unit - I	25,895,000	25,850,000	51,745,000

90	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cordillera Administrative Region (CAR)	44,781,000	13,560,000	58,341,000

Regional Field Unit - CAR	44,781,000	13,560,000	58,341,000
Region II - Cagayan Valley	40,147,000	21,250,000	61,397,000

Regional Field Unit - II	40,147,000	21,250,000	61,397,000
Region III - Central Luzon	19,732,000	14,495,000	34,227,000

Regional Field Unit - III	19,732,000	14,495,000	34,227,000
Region IVA - CALABARZON	20,978,000	11,356,000	32,334,000

Regional Field Unit - IVA	20,978,000	11,356,000	32,334,000
Region IVB - MIMAROPA	23,075,000	13,401,000	36,476,000

Regional Field Unit - IVB	23,075,000	13,401,000	36,476,000
Region V - Bicol	40,574,000	8,700,000	49,274,000

Regional Field Unit - V	40,574,000	8,700,000	49,274,000
Region VI - Western Visayas	16,166,000	10,894,000	27,060,000

Regional Field Unit - VI	16,166,000	10,894,000	27,060,000
Region VII - Central Visayas	23,143,000	1,995,000	25,138,000

Regional Field Unit - VII	23,143,000	1,995,000	25,138,000
Region VIII - Eastern Visayas	22,665,000	10,080,000	32,745,000

Regional Field Unit - VIII	22,665,000	10,080,000	32,745,000
Region IX - Zamboanga Peninsula	28,762,000	6,590,000	35,352,000

Regional Field Unit - IX	28,762,000	6,590,000	35,352,000
Region X - Northern Mindanao	27,071,000	9,870,000	36,941,000

Regional Field Unit - X	27,071,000	9,870,000	36,941,000
Region XI - Davao	22,069,000	9,800,000	31,869,000

Regional Field Unit - XI	22,069,000	9,800,000	31,869,000
Region XII - SOCCSKSARGEN	22,800,000	12,130,000	34,930,000

Regional Field Unit - XII	22,800,000	12,130,000	34,930,000
Region XIII - CARAGA	20,670,000	18,640,000	39,310,000

Regional Field Unit - XIII	20,670,000	18,640,000	39,310,000
PSS on the National Corn Program	599,985,000	37,150,000	637,135,000

National Capital Region (NCR)	12,880,000	1,300,000	14,180,000

Bureau of Plant Industry	12,880,000	1,300,000	14,180,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	91
DEPARTMENT OF AGRICULTURE

Region I - Ilocos	36,737,000		36,737,000

Regional Field Unit - I	36,737,000		36,737,000
Cordillera Administrative Region (CAR)	24,397,000	5,300,000	29,697,000

Regional Field Unit - CAR	24,397,000	5,300,000	29,697,000
Region II - Cagayan Valley	83,450,000		83,450,000

Regional Field Unit - II	83,450,000		83,450,000
Region III - Central Luzon	34,295,000	4,000,000	38,295,000

Regional Field Unit - III	34,295,000	4,000,000	38,295,000
Region IVA - CALABARZON	45,240,000		45,240,000

Regional Field Unit - IVA	45,240,000		45,240,000
Region IVB - MIMAROPA	31,500,000		31,500,000

Regional Field Unit - IVB	31,500,000		31,500,000
Region V - Bicol	36,722,000	16,000,000	52,722,000

Regional Field Unit - V	36,722,000	16,000,000	52,722,000
Region VI - Western Visayas	30,722,000	100,000	30,822,000

Regional Field Unit - VI	30,722,000	100,000	30,822,000
Region VII - Central Visayas	32,695,000	1,700,000	34,395,000

Regional Field Unit - VII	32,695,000	1,700,000	34,395,000
Region VIII - Eastern Visayas	19,139,000	7,600,000	26,739,000

Regional Field Unit - VIII	19,139,000	7,600,000	26,739,000
Region IX - Zamboanga Peninsula	22,152,000	1,150,000	23,302,000

Regional Field Unit - IX	22,152,000	1,150,000	23,302,000
Region X - Northern Mindanao	34,143,000		34,143,000

Regional Field Unit - X	34,143,000		34,143,000
Region XI - Davao	32,982,000		32,982,000

Regional Field Unit - XI	32,982,000		32,982,000
Region XII - SOCCSKSARGEN	77,287,000		77,287,000

Regional Field Unit - XII	77,287,000		77,287,000
Region XIII - CARAGA	45,644,000		45,644,000

Regional Field Unit - XIII	45,644,000		45,644,000

92	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PSS on the National High-Value Crops Development Program	511,970,000	27,834,000	539,804,000

National Capital Region (NCR)	47,456,000	4,978,000	52,434,000

Bureau of Plant Industry	47,456,000	4,978,000	52,434,000
Region I - Ilocos	55,847,000		55,847,000

Regional Field Unit - I	55,847,000		55,847,000
Cordillera Administrative Region (CAR)	31,392,000	1,444,000	32,836,000

Regional Field Unit - CAR	31,392,000	1,444,000	32,836,000
Region II - Cagayan Valley	33,767,000	1,386,000	35,153,000

Regional Field Unit - II	33,767,000	1,386,000	35,153,000
Region III - Central Luzon	53,423,000	3,470,000	56,893,000

Regional Field Unit - III	53,423,000	3,470,000	56,893,000
Region IVA - CALABARZON	29,776,000		29,776,000

Regional Field Unit - IVA	29,776,000		29,776,000
Region IVB - MIMAROPA	45,874,000	2,084,000	47,958,000

Regional Field Unit - IVB	45,874,000	2,084,000	47,958,000
Region V - Bicol	38,576,000	4,330,000	42,906,000

Regional Field Unit - V	38,576,000	4,330,000	42,906,000
Region VI - Western Visayas	27,734,000	4,256,000	31,990,000

Regional Field Unit - VI	27,734,000	4,256,000	31,990,000
Region VII - Central Visayas	16,174,000	2,453,000	18,627,000

Regional Field Unit - VII	16,174,000	2,453,000	18,627,000
Region VIII - Eastern Visayas	19,548,000		19,548,000

Regional Field Unit - VIII	19,548,000		19,548,000
Region IX - Zamboanga Peninsula	28,832,000	1,916,000	30,748,000

Regional Field Unit - IX	28,832,000	1,916,000	30,748,000
Region X - Northern Mindanao	20,607,000		20,607,000

Regional Field Unit - X	20,607,000		20,607,000
Region XI - Davao	19,193,000	1,517,000	20,710,000

Regional Field Unit - XI	19,193,000	1,517,000	20,710,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	93
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	19,886,000		19,886,000

Regional Field Unit - XII	19,886,000		19,886,000
Region XIII - CARAGA	23,885,000		23,885,000

Regional Field Unit - XIII	23,885,000		23,885,000
PSS on the Promotion and Development of Organic Agriculture Program	61,358,000	23,293,000	84,651,000

National Capital Region (NCR)	16,273,000	4,045,000	20,318,000

Bureau of Animal Industry	3,220,000	1,545,000	4,765,000
Bureau of Plant Industry	13,053,000	2,500,000	15,553,000
Region I - Ilocos	4,908,000	5,160,000	10,068,000

Regional Field Unit - I	4,908,000	5,160,000	10,068,000
Cordillera Administrative Region (CAR)	3,830,000	590,000	4,420,000

Regional Field Unit - CAR	3,830,000	590,000	4,420,000
Region II - Cagayan Valley	2,785,000		2,785,000

Regional Field Unit - II	2,785,000		2,785,000
Region III - Central Luzon	5,702,000	3,840,000	9,542,000

Regional Field Unit - III	5,702,000	3,840,000	9,542,000
Region IVA - CALABARZON	1,838,000	1,480,000	3,318,000

Regional Field Unit - IVA	1,838,000	1,480,000	3,318,000
Region IVB - MIMAROPA	4,497,000		4,497,000

Regional Field Unit - IVB	4,497,000		4,497,000
Region V - Bicol	3,253,000	1,230,000	4,483,000

Regional Field Unit - V	3,253,000	1,230,000	4,483,000
Region VI - Western Visayas	800,000	2,850,000	3,650,000

Regional Field Unit - VI	800,000	2,850,000	3,650,000
Region VII - Central Visayas	2,801,000	300,000	3,101,000

Regional Field Unit - VII	2,801,000	300,000	3,101,000
Region VIII - Eastern Visayas	2,558,000	2,300,000	4,858,000

Regional Field Unit - VIII	2,558,000	2,300,000	4,858,000
Region IX - Zamboanga Peninsula	949,000	230,000	1,179,000

Regional Field Unit - IX	949,000	230,000	1,179,000

94	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		1,471,000		1,471,000

Regional Field Unit - X		1,471,000		1,471,000
Region XI - Davao		2,069,000		2,069,000

Regional Field Unit - XI		2,069,000		2,069,000
Region XII - SOCCSKSARGEN		3,012,000	800,000	3,812,000

Regional Field Unit - XII		3,012,000	800,000	3,812,000
Region XIII - CARAGA		4,612,000	468,000	5,080,000

Regional Field Unit - XIII		4,612,000	468,000	5,080,000
Other production support services activities	355,989,000	88,447,000		444,436,000

National Capital Region (NCR)	65,687,000	26,056,000		91,743,000

Bureau of Animal Industry	20,903,000	21,283,000		42,186,000
Bureau of Plant Industry	44,784,000	4,773,000		49,557,000
Region I - Ilocos	21,767,000	7,582,000		29,349,000

Regional Field Unit - I	21,767,000	7,582,000		29,349,000
Cordillera Administrative Region (CAR)	25,822,000	2,056,000		27,878,000

Regional Field Unit - CAR	25,822,000	2,056,000		27,878,000
Region II - Cagayan Valley	4,866,000	2,877,000		7,743,000

Regional Field Unit - II	4,866,000	2,877,000		7,743,000
Region III - Central Luzon	23,390,000	4,310,000		27,700,000

Regional Field Unit - III	23,390,000	4,310,000		27,700,000
Region IVA - CALABARZON	10,110,000	9,274,000		19,384,000

Regional Field Unit - IVA	10,110,000	9,274,000		19,384,000
Region IVB - MIMAROPA	24,708,000	4,802,000		29,510,000

Regional Field Unit - IVB	24,708,000	4,802,000		29,510,000
Region V - Bicol	14,260,000	6,216,000		20,476,000

Regional Field Unit - V	14,260,000	6,216,000		20,476,000
Region VI - Western Visayas	12,339,000	4,597,000		16,936,000

Regional Field Unit - VI	12,339,000	4,597,000		16,936,000
Region VII - Central Visayas	24,944,000	6,019,000		30,963,000

Regional Field Unit - VII	24,944,000	6,019,000		30,963,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	95
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas	22,487,000	2,858,000		25,345,000

Regional Field Unit - VIII	22,487,000	2,858,000		25,345,000
Region IX - Zamboanga Peninsula	31,176,000	2,314,000		33,490,000

Philippine Rubber Research Institute	1,634,000			1,634,000
Regional Field Unit - IX	29,542,000	2,314,000		31,856,000
Region X - Northern Mindanao	27,804,000	2,316,000		30,120,000

Regional Field Unit - X	27,804,000	2,316,000		30,120,000
Region XI - Davao	3,371,000	3,639,000		7,010,000

Regional Field Unit - XI	3,371,000	3,639,000		7,010,000
Region XII - SOCCSKSARGEN	22,926,000	1,452,000		24,378,000

Regional Field Unit - XII	22,926,000	1,452,000		24,378,000
Region XIII - CARAGA	20,332,000	2,079,000		22,411,000

Regional Field Unit - XIII	20,332,000	2,079,000		22,411,000
MARKET DEVELOPMENT SERVICES (MDS) SUB-PROGRAM	104,892,000	466,589,000	30,153,000	601,634,000

Market Development Services	104,892,000	466,589,000	30,153,000	601,634,000

National Capital Region (NCR)		57,682,000	153,000	57,835,000

Central Office		57,682,000	153,000	57,835,000
Region I - Ilocos	7,454,000	22,174,000	2,000,000	31,628,000

Regional Field Unit - I	7,454,000	22,174,000	2,000,000	31,628,000
Cordillera Administrative Region (CAR)	6,761,000	26,151,000	2,000,000	34,912,000

Regional Field Unit - CAR	6,761,000	26,151,000	2,000,000	34,912,000
Region II - Cagayan Valley	5,954,000	41,028,000	2,000,000	48,982,000

Regional Field Unit - II	5,954,000	41,028,000	2,000,000	48,982,000
Region III - Central Luzon	7,289,000	39,869,000	2,000,000	49,158,000

Regional Field Unit - III	7,289,000	39,869,000	2,000,000	49,158,000
Region IVA - CALABARZON	7,247,000	33,646,000	2,000,000	42,893,000

Regional Field Unit - IVA	7,247,000	33,646,000	2,000,000	42,893,000
Region IVB - MIMAROPA	7,438,000	27,479,000	2,000,000	36,917,000

Regional Field Unit - IVB	7,438,000	27,479,000	2,000,000	36,917,000

96	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region V - Bicol	6,076,000	41,441,000	2,000,000	49,517,000

Regional Field Unit - V	6,076,000	41,441,000	2,000,000	49,517,000
Region VI - Western Visayas	6,565,000	33,065,000	2,000,000	41,630,000

Regional Field Unit - VI	6,565,000	33,065,000	2,000,000	41,630,000
Region VII - Central Visayas	7,966,000	25,941,000	2,000,000	35,907,000

Regional Field Unit - VII	7,966,000	25,941,000	2,000,000	35,907,000
Region VIII - Eastern Visayas	6,255,000	17,694,000	2,000,000	25,949,000

Regional Field Unit - VIII	6,255,000	17,694,000	2,000,000	25,949,000
Region IX - Zamboanga Peninsula	6,914,000	23,104,000	2,000,000	32,018,000

Regional Field Unit - IX	6,914,000	23,104,000	2,000,000	32,018,000
Region X - Northern Mindanao	7,354,000	22,024,000	2,000,000	31,378,000

Regional Field Unit - X	7,354,000	22,024,000	2,000,000	31,378,000
Region XI - Davao	6,811,000	20,756,000	2,000,000	29,567,000

Regional Field Unit - XI	6,811,000	20,756,000	2,000,000	29,567,000
Region XII - SOCCSKSARGEN	6,899,000	18,359,000	2,000,000	27,258,000

Regional Field Unit - XII	6,899,000	18,359,000	2,000,000	27,258,000
Region XIII - CARAGA	7,909,000	16,176,000	2,000,000	26,085,000

Regional Field Unit - XIII	7,909,000	16,176,000	2,000,000	26,085,000
EXTENSION SUPPORT, EDUCATION AND TRAINING SERVICES (ESETS) SUB-PROGRAM	263,138,000	2,400,203,000	55,772,000	2,719,113,000

ESETS on the National Rice Program		968,249,000	8,975,000	977,224,000

National Capital Region (NCR)		325,416,000		325,416,000

Central Office		85,556,000		85,556,000
Agricultural Training Institute		202,000,000		202,000,000
Bureau of Plant Industry		10,140,000		10,140,000
Bureau of Soils and Water Management		27,720,000		27,720,000
Region I - Ilocos		42,558,000		42,558,000

Regional Field Unit - I		42,558,000		42,558,000
Cordillera Administrative Region (CAR)		22,178,000	100,000	22,278,000

Regional Field Unit - CAR		22,178,000	100,000	22,278,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	97
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	34,533,000		34,533,000

Regional Field Unit - II	34,533,000		34,533,000
Region III - Central Luzon	67,951,000		67,951,000

Regional Field Unit - III	67,951,000		67,951,000
Region IVA - CALABARZON	34,684,000	3,000,000	37,684,000

Regional Field Unit - IVA	34,684,000	3,000,000	37,684,000
Region IVB - MIMAROPA	66,386,000		66,386,000

Regional Field Unit - IVB	66,386,000		66,386,000
Region V - Bicol	45,642,000		45,642,000

Regional Field Unit - V	45,642,000		45,642,000
Region VI - Western Visayas	118,194,000	5,000,000	123,194,000

Regional Field Unit - VI	118,194,000	5,000,000	123,194,000
Region VII - Central Visayas	37,968,000	350,000	38,318,000

Regional Field Unit - VII	37,968,000	350,000	38,318,000
Region VIII - Eastern Visayas	51,875,000	425,000	52,300,000

Regional Field Unit - VIII	51,875,000	425,000	52,300,000
Region IX - Zamboanga Peninsula	30,232,000		30,232,000

Regional Field Unit - IX	30,232,000		30,232,000
Region X - Northern Mindanao	17,935,000	100,000	18,035,000

Regional Field Unit - X	17,935,000	100,000	18,035,000
Region XI - Davao	18,622,000		18,622,000

Regional Field Unit - XI	18,622,000		18,622,000
Region XII - SOCCSKSARGEN	26,401,000		26,401,000

Regional Field Unit - XII	26,401,000		26,401,000
Region XIII - CARAGA	27,674,000		27,674,000

Regional Field Unit - XIII	27,674,000		27,674,000
ESETS on the National Livestock Program	289,926,000	13,857,000	303,783,000

National Capital Region (NCR)	77,692,000	11,307,000	88,999,000

Agricultural Training Institute	70,662,000	11,307,000	81,969,000
Bureau of Animal Industry	7,030,000		7,030,000

98	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region I - Ilocos	14,405,000	2,250,000	16,655,000

Regional Field Unit - I	14,405,000	2,250,000	16,655,000
Cordillera Administrative Region (CAR)	11,909,000		11,909,000

Regional Field Unit - CAR	11,909,000		11,909,000
Region II - Cagayan Valley	11,203,000		11,203,000

Regional Field Unit - II	11,203,000		11,203,000
Region III - Central Luzon	21,068,000		21,068,000

Regional Field Unit - III	21,608,000		21,608,000
Region IVA - CALABARZON	18,863,000		18,863,000

Regional Field Unit - IVA	18,863,000		18,863,000
Region IVB - MIMAROPA	8,744,000		8,744,000

Regional Field Unit - IVB	8,744,000		8,744,000
Region V - Bicol	14,376,000		14,376,000

Regional Field Unit - V	14,376,000		14,376,000
Region VI - Western Visayas	16,774,000		16,774,000

Regional Field Unit - VI	16,774,000		16,774,000
Region VII - Central Visayas	18,837,000		18,837,000

Regional Field Unit - VII	18,837,000		18,837,000
Region VIII - Eastern Visayas	15,810,000		15,810,000

Regional Field Unit - VIII	15,810,000		15,810,000
Region IX - Zamboanga Peninsula	9,812,000		9,812,000

Regional Field Unit - IX	9,812,000		9,812,000
Region X - Northern Mindanao	17,559,000		17,559,000

Regional Field Unit - X	17,559,000		17,559,000
Region XI - Davao	13,714,000		13,714,000

Regional Field Unit - XI	13,714,000		13,714,000
Region XII - SOCCSKSARGEN	8,770,000	300,000	9,070,000

Regional Field Unit - XII	8,770,000	300,000	9,070,000
Region XIII - CARAGA	10,390,000		10,390,000

Regional Field Unit - XIII	10,390,000		10,390,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	99
DEPARTMENT OF AGRICULTURE

ESETS on the National Corn Program	303,663,000	50,000	303,713,000

National Capital Region (NCR)	63,520,000		63,520,000

Central Office	10,000,000		10,000,000
Agricultural Training Institute	50,000,000		50,000,000
Bureau of Plant Industry	1,520,000		1,520,000
Bureau of Soils and Water Management	2,000,000		2,000,000
Region I - Ilocos	20,941,000		20,941,000

Regional Field Unit - I	20,941,000		20,941,000
Cordillera Administrative Region (CAR)	13,508,000		13,508,000

Regional Field Unit - CAR	13,508,000		13,508,000
Region II - Cagayan Valley	11,678,000		11,678,000

Regional Field Unit - II	11,678,000		11,678,000
Region III - Central Luzon	9,325,000		9,325,000

Regional Field Unit - III	9,325,000		9,325,000
Region IVA - CALABARZON	19,449,000		19,449,000

Regional Field Unit - IVA	19,449,000		19,449,000
Region IVB - MIMAROPA	14,660,000		14,660,000

Regional Field Unit - IVB	14,660,000		14,660,000
Region V - Bicol	10,553,000		10,553,000

Regional Field Unit - V	10,553,000		10,553,000
Region VI - Western Visayas	15,318,000		15,318,000

Regional Field Unit - VI	15,318,000		15,318,000
Region VII - Central Visayas	19,030,000		19,030,000

Regional Field Unit - VII	19,030,000		19,030,000
Region VIII - Eastern Visayas	20,026,000		20,026,000

Regional Field Unit - VIII	20,026,000		20,026,000
Region IX - Zamboanga Peninsula	12,712,000		12,712,000

Regional Field Unit - IX	12,712,000		12,712,000
Region X - Northern Mindanao	18,469,000		18,469,000

Regional Field Unit - X	18,469,000		18,469,000

100	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XI - Davao	20,163,000		20,163,000

Regional Field Unit - XI	20,163,000		20,163,000
Region XII - SOCCSKSARGEN	23,520,000	50,000	23,570,000

Regional Field Unit - XII	23,520,000	50,000	23,570,000
Region XIII - CARAGA	10,791,000		10,791,000

Regional Field Unit - XIII	10,791,000		10,791,000
ESETS on the National High-Value Crops Program	361,226,000		361,226,000

National Capital Region (NCR)	86,182,000		86,182,000

Central Office	9,356,000		9,356,000
Agricultural Training Institute	68,789,000		68,789,000
Bureau of Plant Industry	8,037,000		8,037,000
Region I - Ilocos	28,568,000		28,568,000

Regional Field Unit - I	28,568,000		28,568,000
Cordillera Administrative Region (CAR)	20,516,000		20,516,000

Regional Field Unit - CAR	20,516,000		20,516,000
Region II - Cagayan Valley	12,818,000		12,818,000

Regional Field Unit - II	12,818,000		12,818,000
Region III - Central Luzon	11,563,000		11,563,000

Regional Field Unit - III	11,563,000		11,563,000
Region IVA - CALABARZON	33,974,000		33,974,000

Regional Field Unit - IVA	33,974,000		33,974,000
Region IVB - MIMAROPA	15,488,000		15,488,000

Regional Field Unit - IVB	15,488,000		15,488,000
Region V - Bicol	12,661,000		12,661,000

Regional Field Unit - V	12,661,000		12,661,000
Region VI - Western Visayas	11,559,000		11,559,000

Regional Field Unit - VI	11,559,000		11,559,000
Region VII - Central Visayas	24,060,000		24,060,000

Regional Field Unit - VII	24,060,000		24,060,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	101
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas	15,473,000	15,473,000

Regional Field Unit - VIII	15,473,000	15,473,000
Region IX - Zamboanga Peninsula	16,482,000	16,482,000

Regional Field Unit - IX	16,482,000	16,482,000
Region X - Northern Mindanao	12,158,000	12,158,000

Regional Field Unit - X	12,158,000	12,158,000
Region XI - Davao	23,886,000	23,886,000

Regional Field Unit - XI	23,886,000	23,886,000
Region XII - SOCCSKSARGEN	21,186,000	21,186,000

Regional Field Unit - XII	21,186,000	21,186,000
Region XIII - CARAGA	14,652,000	14,652,000

Regional Field Unit - XIII	14,652,000	14,652,000
ESETS on the Promotion and Development of Organic Agriculture Program	174,739,000	174,739,000

National Capital Region (NCR)	97,612,000	97,612,000

Central Office	8,319,000	8,319,000
Agricultural Training Institute	74,824,000	74,824,000
Bureau of Soils and Water Management	14,469,000	14,469,000
Region I - Ilocos	4,434,000	4,434,000

Regional Field Unit - I	4,434,000	4,434,000
Cordillera Administrative Region (CAR)	3,984,000	3,984,000

Regional Field Unit - CAR	3,984,000	3,984,000
Region II - Cagayan Valley	10,114,000	10,114,000

Regional Field Unit - II	10,114,000	10,114,000
Region III - Central Luzon	4,585,000	4,585,000

Regional Field Unit - III	4,585,000	4,585,000
Region IVA - CALABARZON	8,627,000	8,627,000

Regional Field Unit - IVA	8,627,000	8,627,000
Region IVB - MIMAROPA	4,325,000	4,325,000

Regional Field Unit - IVB	4,325,000	4,325,000

102	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region V - Bicol		6,437,000	6,437,000

Regional Field Unit - V		6,437,000		6,437,000
Region VI - Western Visayas		3,312,000		3,312,000

Regional Field Unit - VI		3,312,000		3,312,000
Region VII - Central Visayas		2,213,000		2,213,000

Regional Field Unit - VII		2,213,000		2,213,000
Region VIII - Eastern Visayas		7,421,000		7,421,000

Regional Field Unit - VIII		7,421,000		7,421,000
Region IX - Zamboanga Peninsula		5,115,000		5,115,000

Regional Field Unit - IX		5,115,000		5,115,000
Region X - Northern Mindanao		5,476,000		5,476,000

Regional Field Unit - X		5,476,000		5,476,000
Region XI - Davao		3,134,000		3,134,000

Regional Field Unit - XI		3,134,000		3,134,000
Region XII - SOCCSKSARGEN		2,022,000		2,022,000

Regional Field Unit - XII		2,022,000		2,022,000
Region XIII - CARAGA		5,928,000		5,928,000

Regional Field Unit - XIII		5,928,000		5,928,000
Other extension support, education and training services activities	263,138,000	279,283,000	32,890,000	575,311,000

National Capital Region (NCR)	259,626,000	254,749,000	29,390,000	543,765,000

Agricultural Training Institute	259,626,000	254,749,000	29,390,000	543,765,000
Region I - Ilocos		3,579,000		3,579,000

Regional Field Unit - I		3,579,000		3,579,000
Cordillera Administrative Region (CAR)		1,343,000		1,343,000

Regional Field Unit - CAR		1,343,000		1,343,000
Region II - Cagayan Valley		1,621,000		1,621,000

Regional Field Unit - II		1,621,000		1,621,000
Region III - Central Luzon		1,680,000	500,000	2,180,000

Regional Field Unit - III		1,680,000	500,000	2,180,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	103
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON		2,449,000		2,449,000

Regional Field Unit - IVA		2,449,000		2,449,000
Region IVB - MIMAROPA		1,405,000		1,405,000

Regional Field Unit - IVB		1,405,000		1,405,000
Region V - Bicol		1,220,000	3,000,000	4,220,000

Regional Field Unit - V		1,220,000	3,000,000	4,220,000
Region VI - Western Visayas		1,057,000		1,057,000

Regional Field Unit - VI		1,057,000		1,057,000
Region VII - Central Visayas		2,238,000		2,238,000

Regional Field Unit - VII		2,238,000		2,238,000
Region VIII - Eastern Visayas		1,621,000		1,621,000

Regional Field Unit - VIII		1,621,000		1,621,000
Region IX - Zamboanga Peninsula	3,512,000	3,649,000		7,161,000

Philippine Rubber Research Institute	3,512,000	2,500,000		6,012,000
Regional Field Unit - IX		1,149,000		1,149,000
Region X - Northern Mindanao		499,000		499,000

Regional Field Unit - X		499,000		499,000
Region XI - Davao		616,000		616,000

Regional Field Unit - XI		616,000		616,000
Region XII - SOCCSKSARGEN		1,557,000		1,557,000

Regional Field Unit - XII		1,557,000		1,557,000
ESETS on the Halal Food Industry Development Program		23,117,000		23,117,000

National Capital Region (NCR)		9,668,000		9,668,000

Central Office		8,478,000		8,478,000
Agricultural Training Institute		1,000,000		1,000,000
Bureau of Plant Industry		190,000		190,000
Region I - Ilocos		350,000		350,000

Regional Field Unit - I		350,000		350,000

104	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cordillera Administrative Region (CAR)		1,000,000		1,000,000

Regional Field Unit - CAR		1,000,000		1,000,000
Region II - Cagayan Valley		250,000		250,000

Regional Field Unit - II		250,000		250,000
Region III - Central Luzon		415,000		415,000

Regional Field Unit - III		415,000		415,000
Region IVA - CALABARZON		1,000,000		1,000,000

Regional Field Unit - IVA		1,000,000		1,000,000
Region IVB - MIMAROPA		1,000,000		1,000,000

Regional Field Unit - IVB		1,000,000		1,000,000
Region V - Bicol		250,000		250,000

Regional Field Unit - V		250,000		250,000
Region VI - Western Visayas		500,000		500,000

Regional Field Unit - VI		500,000		500,000
Region VII - Central Visayas		1,200,000		1,200,000

Regional Field Unit - VII		1,200,000		1,200,000
Region VIII - Eastern Visayas		500,000		500,000

Regional Field Unit - VIII		500,000		500,000
Region IX - Zamboanga Peninsula		2,000,000		2,000,000

Regional Field Unit - IX		2,000,000		2,000,000
Region X - Northern Mindanao		1,200,000		1,200,000

Regional Field Unit - X		1,200,000		1,200,000
Region XI - Davao		1,200,000		1,200,000

Regional Field Unit - XI		1,200,000		1,200,000
Region XII - SOCCSKSARGEN		2,334,000		2,334,000

Regional Field Unit - XII		2,334,000		2,334,000
Region XIII - CARAGA		250,000		250,000

Regional Field Unit - XIII		250,000		250,000
RESEARCH AND DEVELOPMENT (R&D) SUB-PROGRAM	638,057,000	1,346,042,000	131,691,000	2,115,790,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	105
DEPARTMENT OF AGRICULTURE

R&D on the National Rice Program	552,766,000	106,022,000	658,788,000

National Capital Region (NCR)	269,786,000	4,535,000	274,321,000

Bureau of Agricultural Research	249,725,000		249,725,000
Bureau of Plant Industry	17,996,000	3,600,000	21,596,000
Bureau of Soils and Water Management	2,065,000	935,000	3,000,000
Region I - Ilocos	22,525,000	32,000,000	54,525,000

Regional Field Unit - I	22,525,000	32,000,000	54,525,000
Cordillera Administrative Region (CAR)	8,210,000	1,500,000	9,710,000

Regional Field Unit - CAR	8,210,000	1,500,000	9,710,000
Region II - Cagayan Valley	45,483,000	6,450,000	51,933,000

Regional Field Unit - II	45,483,000	6,450,000	51,933,000
Region III - Central Luzon	39,236,000		39,236,000

Regional Field Unit - III	39,236,000		39,236,000
Region IVA - CALABARZON	14,894,000		14,894,000

Regional Field Unit - IVA	14,894,000		14,894,000
Region IVB - MIMAROPA	23,440,000	5,000,000	28,440,000

Regional Field Unit - IVB	23,440,000	5,000,000	28,440,000
Region V - Bicol		49,000,000	49,000,000

Regional Field Unit - V		49,000,000	49,000,000
Region VI - Western Visayas	29,319,000	5,350,000	34,669,000

Regional Field Unit - VI	29,319,000	5,350,000	34,669,000
Region VII - Central Visayas	15,957,000	1,352,000	17,309,000

Regional Field Unit - VII	15,957,000	1,352,000	17,309,000
Region VIII - Eastern Visayas	4,964,000		4,964,000

Regional Field Unit - VIII	4,964,000		4,964,000
Region IX - Zamboanga Peninsula	17,188,000	165,000	17,353,000

Regional Field Unit - IX	17,188,000	165,000	17,353,000
Region X - Northern Mindanao	19,546,000		19,546,000

Regional Field Unit - X	19,546,000		19,546,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region XI - Davao	8,415,000	600,000	9,015,000

Regional Field Unit - XI	8,415,000	600,000	9,015,000
Region XII - SOCCSKSARGEN	24,678,000		24,678,000

Regional Field Unit - XII	24,678,000		24,678,000
Region XIII - CARAGA	9,125,000	70,000	9,195,000

Regional Field Unit - XIII	9,125,000	70,000	9,195,000
R&D on the National Livestock Program	24,734,000	457,000	25,191,000

National Capital Region (NCR)	11,987,000		11,987,000

Bureau of Animal Industry	11,987,000		11,987,000
Cordillera Administrative Region (CAR)	380,000		380,000

Regional Field Unit - CAR	380,000		380,000
Region II - Cagayan Valley	3,000,000		3,000,000

Regional Field Unit - II	3,000,000		3,000,000
Region III - Central Luzon	561,000		561,000

Regional Field Unit - III	561,000		561,000
Region IVA - CALABARZON	873,000		873,000

Regional Field Unit - IVA	873,000		873,000
Region IVB - MIMAROPA	783,000	347,000	1,130,000

Regional Field Unit - IVB	783,000	347,000	1,130,000
Region V - Bicol	500,000		500,000

Regional Field Unit - V	500,000		500,000
Region VI - Western Visayas	300,000		300,000

Regional Field Unit - VI	300,000		300,000
Region VIII - Eastern Visayas	500,000		500,000

Regional Field Unit - VIII	500,000		500,000
Region X - Northern Mindanao	1,160,000		1,160,000

Regional Field Unit - X	1,160,000		1,160,000
Region XI - Davao	3,000,000		3,000,000

Regional Field Unit - XI	3,000,000		3,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	107
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN	1,690,000	110,000	1,800,000

Regional Field Unit - XII	1,690,000	110,000	1,800,000
R&D on the National Corn Program	119,204,000	800,000	120,004,000

National Capital Region (NCR)	89,765,000	800,000	90,565,000

Bureau of Agriculture Research	60,000,000		60,000,000
Bureau of Plant Industry	2,300,000		2,300,000
Bureau of Soils and Water Management	27,465,000	800,000	28,265,000
Region I - Ilocos	4,222,000		4,222,000

Regional Field Unit - I	4,222,000		4,222,000
Cordillera Administrative Region (CAR)	780,000		780,000

Regional Field Unit - CAR	780,000		780,000
Region II - Cagayan Valley	2,002,000		2,002,000

Regional Field Unit - II	2,002,000		2,002,000
Region III - Central Luzon	400,000		400,000

Regional Field Unit - III	400,000		400,000
Region IVA - CALABARZON	3,711,000		3,711,000

Regional Field Unit - IVA	3,711,000		3,711,000
Region IVB - MIMAROPA	715,000		715,000

Regional Field Unit - IVB	715,000		715,000
Region V - Bicol	1,045,000		1,045,000

Regional Field Unit - V	1,045,000		1,045,000
Region VI - Western Visayas	4,830,000		4,830,000

Regional Field Unit - VI	4,830,000		4,830,000
Region VII - Central Visayas	690,000		690,000

Regional Field Unit - VII	690,000		690,000
Region VIII - Eastern Visayas	1,150,000		1,150,000

Regional Field Unit - VIII	1,150,000		1,150,000
Region IX - Zamboanga Peninsula	411,000		411,000

Regional Field Unit - IX	411,000		411,000

108	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		2,128,000		2,128,000

Regional Field Unit - X		2,128,000		2,128,000
Region XI - Davao		1,400,000		1,400,000

Regional Field Unit - XI		1,400,000		1,400,000
Region XII - SOCCSKSARGEN		3,558,000		3,558,000

Regional Field Unit - XII		3,558,000		3,558,000
Region XIII - CARAGA		2,397,000		2,397,000

Regional Field Unit - XIII		2,397,000		2,397,000
R&D on the National High-Value Crops Development Program		109,107,000		109,107,000

National Capital Region (NCR)		109,107,000		109,107,000

Bureau of Agricultural Research		109,107,000		109,107,000
R&D on the Promotion and Development of Organic Agriculture Program		59,824,000		59,824,000

National Capital Region (NCR)		59,824,000		59,824,000

Bureau of Animal Industry		810,000		810,000
Bureau of Agricultural Research		45,014,000		45,014,000
Bureau of Soils and Water Management		14,000,000		14,000,000
Other research and development activities	638,057,000	480,407,000	24,412,000	1,142,876,000

National Capital Region (NCR)	172,013,000	419,140,000		591,153,000

Bureau of Animal Industry	92,326,000	3,404,000		95,730,000
Bureau of Agricultural Research		363,826,000		363,826,000
Bureau of Plant Industry	79,687,000	16,641,000		96,328,000
Bureau of Soils and Water Management		35,269,000		35,269,000
Region I - Ilocos	27,393,000	4,884,000		32,277,000

Regional Field Unit - I	27,393,000	4,884,000		32,277,000
Cordillera Administrative Region (CAR)	18,785,000	4,791,000		23,576,000

Regional Field Unit - CAR	18,785,000	4,791,000		23,576,000
Region II - Cagayan Valley	39,191,000	2,110,000		41,301,000

Regional Field Unit - II	39,191,000	2,110,000		41,301,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	109
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	22,672,000	5,894,000		28,566,000

Regional Field Unit - III	22,672,000	5,894,000		28,566,000
Region IVA - CALABARZON	30,786,000	6,312,000		37,098,000

Regional Field Unit - IVA	30,786,000	6,312,000		37,098,000
Region IVB - MIMAROPA	31,459,000	7,307,000	21,602,000	60,368,000

Regional Field Unit - IVB	31,459,000	7,307,000	21,602,000	60,368,000
Region V - Bicol	32,485,000	6,096,000	2,810,000	41,391,000

Regional Field Unit - V	32,485,000	6,096,000	2,810,000	41,391,000
Region VI - Western Visayas	41,991,000	1,692,000		43,683,000

Regional Field Unit - VI	41,991,000	1,692,000		43,683,000
Region VII - Central Visayas	51,244,000	1,753,000		52,997,000

Regional Field Unit - VII	51,244,000	1,753,000		52,997,000
Region VIII - Eastern Visayas	30,540,000	1,582,000		32,122,000

Regional Field Unit - VIII	30,540,000	1,582,000		32,122,000
Region IX - Zamboanga Peninsula	46,716,000	7,648,000		54,364,000

Philippine Rubber Research Institute	944,000	6,108,000		7,052,000
Regional Field Unit - IX	45,772,000	1,540,000		47,312,000
Region X - Northern Mindanao	22,018,000	2,235,000		24,253,000

Regional Field Unit - X	22,018,000	2,235,000		24,253,000
Region XI - Davao	26,548,000	4,446,000		30,994,000

Regional Field Unit - XI	26,548,000	4,446,000		30,994,000
Region XII - SOCCSKSARGEN	25,684,000	2,657,000		28,341,000

Regional Field Unit - XII	25,684,000	2,657,000		28,341,000
Region XIII - CARAGA	18,532,000	1,860,000		20,392,000

Regional Field Unit - XIII	18,532,000	1,860,000		20,392,000
AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM	17,968,000	434,162,000	14,940,532,000	15,392,662,000

AGRICULTURAL MACHINERY, EQUIPMENT, AND FACILITIES SUPPORT SERVICES SUB-PROGRAM		288,899,000	2,264,720,000	2,553,619,000

110	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Provision of Agricultural Equipment and Facilities (PAEF) on the National Rice Program	3,000,000	925,520,000	928,520,000

National Capital Region (NCR)		20,000,000	20,000,000

Central Office		20,000,000	20,000,000
Region I - Ilocos		65,656,000	65,656,000

Regional Field Unit - I		65,656,000	65,656,000
Cordillera Administrative Region (CAR)	3,000,000	29,305,000	32,305,000

Regional Field Unit - CAR	3,000,000	29,305,000	32,305,000
Region II - Cagayan Valley		120,849,000	120,849,000

Regional Field Unit - II		120,849,000	120,849,000
Region III - Central Luzon		137,768,000	137,768,000

Regional Field Unit - III		137,768,000	137,768,000
Region IVA - CALABARZON		116,938,000	116,938,000

Regional Field Unit - IVA		116,938,000	116,938,000
Region IVB - MIMAROPA		19,100,000	19,100,000

Regional Field Unit - IVB		19,100,000	19,100,000
Region V - Bicol		14,550,000	14,550,000

Regional Field Unit - V		14,550,000	14,550,000
Region VI - Western Visayas		120,894,000	120,894,000

Regional Field Unit - VI		120,894,000	120,894,000
Region VII - Central Visayas		49,039,000	49,039,000

Regional Field Unit - VII		49,039,000	49,039,000
Region VIII - Eastern Visayas		9,445,000	9,445,000

Regional Field Unit - VIII		9,445,000	9,445,000
Region IX - Zamboanga Peninsula		53,006,000	53,006,000

Regional Field Unit - IX		53,006,000	53,006,000
Region X - Northern Mindanao		41,359,000	41,359,000

Regional Field Unit - X		41,359,000	41,359,000
Region XI - Davao		60,488,000	60,488,000

Regional Field Unit - XI		60,488,000	60,488,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	111
DEPARTMENT OF AGRICULTURE

Region XII - SOCCSKSARGEN		23,700,000	23,700,000

Regional Field Unit - XII		23,700,000	23,700,000
Region XIII - CARAGA		43,423,000	43,423,000

Regional Field Unit - XIII		43,423,000	43,423,000
PAEF on the National Livestock Program	2,841,000	86,141,000	88,982,000

National Capital Region (NCR)		20,000,000	20,000,000

Central Office		20,000,000	20,000,000
Region I - Ilocos		600,000	600,000

Regional Field Unit - I		600,000	600,000
Cordillera Administrative Region (CAR)		4,370,000	4,370,000

Regional Field Unit - CAR		4,370,000	4,370,000
Region II - Cagayan Valley		2,400,000	2,400,000

Regional Field Unit - II		2,400,000	2,400,000
Region III - Central Luzon		900,000	900,000

Regional Field Unit - III		900,000	900,000
Region IVA - CALABARZON		2,950,000	2,950,000

Regional Field Unit - IVA		2,950,000	2,950,000
Region IVB - MIMAROPA		900,000	900,000

Regional Field Unit - IVB		900,000	900,000
Region V - Bicol	150,000	5,200,000	5,350,000

Regional Field Unit - V	150,000	5,200,000	5,350,000
Region VI - Western Visayas	1,611,000	3,055,000	4,666,000

Regional Field Unit - VI	1,611,000	3,055,000	4,666,000
Region VII - Central Visayas		10,025,000	10,025,000

Regional Field Unit - VII		10,025,000	10,025,000
Region VIII - Eastern Visayas	330,000	1,615,000	1,945,000

Regional Field Unit - VIII	330,000	1,615,000	1,945,000
Region IX - Zamboanga Peninsula	100,000	8,736,000	8,836,000

Regional Field Unit - IX	100,000	8,736,000	8,836,000

112	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		12,340,000	12,340,000

Regional Field Unit - X		12,340,000	12,340,000
Region XI - Davao	300,000	2,900,000	3,200,000

Regional Field Unit - XI	300,000	2,900,000	3,200,000
Region XII - SOCCSKARGEN	350,000	4,850,000	5,200,000

Regional Field Unit - XII	350,000	4,850,000	5,200,000
Region XIII - CARAGA		5,300,000	5,300,000

Regional Field Unit - XIII		5,300,000	5,300,000
PAEF on the National Corn Program	8,000,000	412,268,000	420,268,000

National Capital Region (NCR)		20,000,000	20,000,000

Central Office		20,000,000	20,000,000
Region I - Ilocos		14,950,000	14,950,000

Regional Field Unit - I		14,950,000	14,950,000
Cordillera Administrative Region (CAR)	8,000,000	23,400,000	31,400,000

Regional Field Unit - CAR	8,000,000	23,400,000	31,400,000
Region II - Cagayan Valley		43,120,000	43,120,000

Regional Field Unit - II		43,120,000	43,120,000
Region III - Central Luzon		40,560,000	40,560,000

Regional Field Unit - III		40,560,000	40,560,000
Region IVA - CALABARZON		24,760,000	24,760,000

Regional Field Unit - IVA		24,760,000	24,760,000
Region IVB - MIMAROPA		32,150,000	32,150,000

Regional Field Unit - IVB		32,150,000	32,150,000
Region V - Bicol		35,750,000	35,750,000

Regional Field Unit - V		35,750,000	35,750,000
Region VI - Western Visayas		8,980,000	8,980,000

Regional Field Unit - VI		8,980,000	8,980,000
Region VII - Central Visayas		17,500,000	17,500,000

Regional Field Unit - VII		17,500,000	17,500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	113
DEPARTMENT OF AGRICULTURE

Region VIII - Eastern Visayas		21,170,000	21,170,000

Regional Field Unit - VIII		21,170,000	21,170,000
Region IX - Zamboanga Peninsula		26,100,000	26,100,000

Regional Field Unit - IX		26,100,000	26,100,000
Region X - Northern Mindanao		47,200,000	47,200,000

Regional Field Unit - X		47,200,000	47,200,000
Region XI - Davao		20,250,000	20,250,000

Regional Field Unit - XI		20,250,000	20,250,000
Region XII - SOCCSKARGEN		19,150,000	19,150,000

Regional Field Unit - XII		19,150,000	19,150,000
Region XIII - CARAGA		17,228,000	17,228,000

Regional Field Unit - XIII		17,228,000	17,228,000
PAEF on the National High-Value Crops Development Program	258,664,000	432,409,000	691,073,000

National Capital Region (NCR)	21,286,000	72,500,000	93,786,000

Central Office		20,000,000	20,000,000
Bureau of Plant Industry	21,286,000	5,000,000	26,286,000
Bureau of Soils and Water Management		47,500,000	47,500,000
Region I - Ilocos	8,398,000	24,706,000	33,104,000

Regional Field Unit - I	8,398,000	24,706,000	33,104,000
Cordillera Administrative Region (CAR)	10,438,000	23,829,000	34,267,000

Regional Field Unit - CAR	10,438,000	23,829,000	34,267,000
Region II - Cagayan Valley	27,000,000	8,909,000	35,909,000

Regional Field Unit - II	27,000,000	8,909,000	35,909,000
Region III - Central Luzon	15,165,000	19,053,000	34,218,000

Regional Field Unit - III	15,165,000	19,053,000	34,218,000
Region IVA - CALABARZON	12,925,000	29,687,000	42,612,000

Regional Field Unit - IVA	12,925,000	29,687,000	42,612,000
Region IVB - MIMAROPA	10,597,000	24,623,000	35,220,000

Regional Field Unit - IVB	10,597,000	24,623,000	35,220,000

114	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region V - Bicol	12,609,000	32,483,000	45,092,000

Regional Field Unit - V	12,609,000	32,483,000	45,092,000
Region VI - Western Visayas	19,728,000	11,141,000	30,869,000

Regional Field Unit - VI	19,728,000	11,141,000	30,869,000
Region VII - Central Visayas	13,653,000	11,482,000	25,135,000

Regional Field Unit - VII	13,653,000	11,482,000	25,135,000
Region VIII - Eastern Visayas	21,693,000	41,194,000	62,887,000

Regional Field Unit - VIII	21,693,000	41,194,000	62,887,000
Region IX - Zamboanga Peninsula	12,239,000	17,222,000	29,461,000

Regional Field Unit - IX	12,239,000	17,222,000	29,461,000
Region X - Northern Mindanao	24,866,000	56,677,000	81,543,000

Regional Field Unit - X	24,866,000	56,677,000	81,543,000
Region XI - Davao	14,210,000	21,602,000	35,812,000

Regional Field Unit - XI	14,210,000	21,602,000	35,812,000
Region XII - SOCCSKARGEN	11,228,000	12,416,000	23,644,000

Regional Field Unit - XII	11,228,000	12,416,000	23,644,000
Region XIII - CARAGA	22,629,000	24,885,000	47,514,000

Regional Field Unit - XIII	22,629,000	24,885,000	47,514,000
PAEF on the Promotion and Development of Organic Agriculture Program	16,394,000	408,382,000	424,776,000

National Capital Region (NCR)	13,863,000	352,442,000	366,305,000

Central Office		20,000,000	20,000,000
Bureau of Soils and Water Management	13,863,000	332,442,000	346,305,000
Region I - Ilocos		2,933,000	2,933,000

Regional Field Unit - I		2,933,000	2,933,000
Cordillera Administrative Region (CAR)		5,438,000	5,438,000

Regional Field Unit - CAR		5,438,000	5,438,000
Region II - Cagayan Valley	126,000	2,858,000	2,984,000

Regional Field Unit - II	126,000	2,858,000	2,984,000
Region III - Central Luzon		2,158,000	2,158,000

Regional Field Unit - III		2,158,000	2,158,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	115
DEPARTMENT OF AGRICULTURE

Region IVA - CALABARZON			2,048,000	2,048,000

Regional Field Unit - IVA			2,048,000	2,048,000
Region IVB - MIMAROPA			3,650,000	3,650,000

Regional Field Unit - IVB			3,650,000	3,650,000
Region V - Bicol		546,000	2,304,000	2,850,000

Regional Field Unit - V		546,000	2,304,000	2,850,000
Region VI - Western Visayas			4,073,000	4,073,000

Regional Field Unit - VI			4,073,000	4,073,000
Region VII - Central Visayas			4,800,000	4,800,000

Regional Field Unit - VII			4,800,000	4,800,000
Region VIII - Eastern Visayas			14,732,000	14,732,000

Regional Field Unit - VIII			14,732,000	14,732,000
Region IX - Zamboanga Peninsula			1,550,000	1,550,000

Regional Field Unit - IX			1,550,000	1,550,000
Region X - Northern Mindanao		1,346,000	1,740,000	3,086,000

Regional Field Unit - X		1,346,000	1,740,000	3,086,000
Region XI - Davao			2,458,000	2,458,000

Regional Field Unit - XI			2,458,000	2,458,000
Region XII - SOCCSKSARGEN		513,000	3,338,000	3,851,000

Regional Field Unit - XII		513,000	3,338,000	3,851,000
Region XIII - CARAGA			1,860,000	1,860,000

Regional Field Unit - XIII			1,860,000	1,860,000
IRRIGATION NETWORK SERVICES (INS) SUB-PROGRAM	17,968,000	45,964,000	956,812,000	1,020,744,000

INS on the National Rice Program			798,416,000	798,416,000

Region I - Ilocos			175,944,000	175,944,000

Regional Field Unit - I			175,944,000	175,944,000
Cordillera Administrative Region (CAR)			79,356,000	79,356,000

Regional Field Unit - CAR			79,356,000	79,356,000

116	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region II - Cagayan Valley	77,034,000	77,034,000

Regional Field Unit - II	77,034,000	77,034,000
Region III - Central Luzon	37,510,000	37,510,000

Regional Field Unit - III	37,510,000	37,510,000
Region IVA - CALABARZON	57,500,000	57,500,000

Regional Field Unit - IVA	57,500,000	57,500,000
Region IVB - MIMAROPA	58,500,000	58,500,000

Regional Field Unit - IVB	58,500,000	58,500,000
Region V - Bicol	93,000,000	93,000,000

Regional Field Unit - V	93,000,000	93,000,000
Region VI - Western Visayas	19,000,000	19,000,000

Regional Field Unit - VI	19,000,000	19,000,000
Region VII - Central Visayas	58,000,000	58,000,000

Regional Field Unit - VII	58,000,000	58,000,000
Region VIII - Eastern Visayas	86,918,000	86,918,000

Regional Field Unit - VIII	86,918,000	86,918,000
Region IX - Zamboanga Peninsula	10,000,000	10,000,000

Regional Field Unit - IX	10,000,000	10,000,000
Region X - Northern Mindanao	13,154,000	13,154,000

Regional Field Unit - X	13,154,000	13,154,000
Region XII - SOCCSKSARGEN	32,500,000	32,500,000

Regional Field Unit - XII	32,500,000	32,500,000
INS on the National Corn Program	35,900,000	35,900,000

Region I - Ilocos	8,000,000	8,000,000

Regional Field Unit - I	8,000,000	8,000,000
Cordillera Administrative Region (CAR)	5,600,000	5,600,000

Regional Field Unit - CAR	5,600,000	5,600,000
Region II - Cagayan Valley	5,000,000	5,000,000

Regional Field Unit - II	5,000,000	5,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	117
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon		7,500,000	7,500,000

Regional Field Unit - III		7,500,000	7,500,000
Region IVA - CALABARZON		500,000	500,000

Regional Field Unit - IVA		500,000	500,000
Region IVB - MIMAROPA		3,000,000	3,000,000

Regional Field Unit - IVB		3,000,000	3,000,000
Region V - Bicol		600,000	600,000

Regional Field Unit - V		600,000	600,000
Region VI - Western Visayas		500,000	500,000

Regional Field Unit - VI		500,000	500,000
Region VII - Central Visayas		300,000	300,000

Regional Field Unit - VII		300,000	300,000
Region IX - Zamboanga Peninsula		1,000,000	1,000,000

Regional Field Unit - IX		1,000,000	1,000,000
Region X - Northern Mindanao		900,000	900,000

Regional Field Unit - X		900,000	900,000
Region XI - Davao		1,200,000	1,200,000

Regional Field Unit - XI		1,200,000	1,200,000
Region XII - SOCCSKARGEN		1,400,000	1,400,000

Regional Field Unit - XII		1,400,000	1,400,000
Region XIII - CARAGA		400,000	400,000

Regional Field Unit - XIII		400,000	400,000
INS on the National High-Value Crops Development Program	3,460,000	89,677,000	93,137,000

Region I - Ilocos		10,091,000	10,091,000

Regional Field Unit - I		10,091,000	10,091,000
Cordillera Administrative Region (CAR)	3,460,000	10,263,000	13,723,000

Regional Field Unit - CAR	3,460,000	10,263,000	13,723,000
Region II - Cagayan Valley		17,800,000	17,800,000

Regional Field Unit - II		17,800,000	17,800,000

118	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region III - Central Luzon			10,988,000	10,988,000

Regional Field Unit - III			10,988,000	10,988,000
Region IVA - CALABARZON			4,912,000	4,912,000

Regional Field Unit - IVA			4,912,000	4,912,000
Region IVB - MIMAROPA			2,062,000	2,062,000

Regional Field Unit - IVB			2,062,000	2,062,000
Region V - Bicol			5,047,000	5,047,000

Regional Field Unit - V			5,047,000	5,047,000
Region VI - Western Visayas			2,799,000	2,799,000

Regional Field Unit - VI			2,799,000	2,799,000
Region VII - Central Visayas			4,211,000	4,211,000

Regional Field Unit - VII			4,211,000	4,211,000
Region VIII - Eastern Visayas			2,757,000	2,757,000

Regional Field Unit - VIII			2,757,000	2,757,000
Region IX - Zamboanga Peninsula			3,930,000	3,930,000

Regional Field Unit - IX			3,930,000	3,930,000
Region X - Northern Mindanao			5,976,000	5,976,000

Regional Field Unit - X			5,976,000	5,976,000
Region XI - Davao			2,820,000	2,820,000

Regional Field Unit - XI			2,820,000	2,820,000
Region XII - SOCCSKSARGEN			3,721,000	3,721,000

Regional Field Unit - XII			3,721,000	3,721,000
Region XIII - CARAGA			2,300,000	2,300,000

Regional Field Unit - XIII			2,300,000	2,300,000
Other Water Resources Projects	17,968,000	39,797,000		57,765,000

National Capital Region (NCR)	17,968,000	39,797,000		57,765,000

Bureau of Soils and Water Management	17,968,000	39,797,000		57,765,000
INS for the Promotion and Development of Organic Agriculture		2,707,000	32,819,000	35,526,000

Region I - Ilocos		340,000	7,600,000	7,940,000

Regional Field Unit - I		340,000	7,600,000	7,940,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	119
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley	340,000	4,500,000	4,840,000

Regional Field Unit - II	340,000	4,500,000	4,840,000
Region III - Central Luzon		2,100,000	2,100,000

Regional Field Unit - III		2,100,000	2,100,000
Region IVA - CALABARZOH	335,000	1,300,000	1,635,000

Regional Field Unit - IVA	335,000	1,300,000	1,635,000
Region IVB - MIMAROPA	335,000	4,750,000	5,085,000

Regional Field Unit - IVB	335,000	4,750,000	5,085,000
Region V - Bicol	337,000	6,309,000	6,646,000

Regional Field Unit - V	337,000	6,309,000	6,646,000
Region IX - Zamboanga Peninsula	340,000	2,300,000	2,640,000

Regional Field Unit - IX	340,000	2,300,000	2,640,000
Region XI - Davao	340,000	1,500,000	1,840,000

Regional Field Unit - XI	340,000	1,500,000	1,840,000
Region XII - SOCCSKSARGEN	340,000	2,460,000	2,800,000

Regional Field Unit - XII	340,000	2,460,000	2,800,000
FARM-TO-MARKET ROAD (FMR) SUB-PROGRAM	99,299,000	11,719,000,000	11,818,299,000

Farm-to-Market Road (FMR) Network Planning and Monitoring Services	99,299,000		99,299,000

National Capital Region (NCR)	28,299,000		28,299,000

Central Office	28,299,000		28,299,000
Region I - Ilocos	5,000,000		5,000,000

Regional Field Unit - I	5,000,000		5,000,000
Cordillera Administrative Region (CAR)	3,300,000		3,300,000

Regional Field Unit - CAR	3,300,000		3,300,000
Region II - Cagayan Valley	5,600,000		5,600,000

Regional Field Unit - II	5,600,000		5,600,000
Region III - Central Luzon	5,800,000		5,800,000

Regional Field Unit - III	5,800,000		5,800,000

120	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVA - CALABARZON	7,600,000		7,600,000

Regional Field Unit - IVA	7,600,000		7,600,000
Region IVB - MIMAROPA	3,500,000		3,500,000

Regional Field Unit - IVB	3,500,000		3,500,000
Region V - Bicol	5,000,000		5,000,000

Regional Field Unit - V	5,000,000		5,000,000
Region VI - Western Visayas	5,500,000		5,500,000

Regional Field Unit - VI	5,500,000		5,500,000
Region VII - Central Visayas	5,200,000		5,200,000

Regional Field Unit - VII	5,200,000		5,200,000
Region VIII - Eastern Visayas	4,300,000		4,300,000

Regional Field Unit - VIII	4,300,000		4,300,000
Region IX - Zamboanga Peninsula	3,700,000		3,700,000

Regional Field Unit - IX	3,700,000		3,700,000
Region X - Northern Mindanao	4,600,000		4,600,000

Regional Field Unit - X	4,600,000		4,600,000
Region XI - Davao	4,600,000		4,600,000

Regional Field Unit - XI	4,600,000		4,600,000
Region XII - SOCCSKSARGEN	3,600,000		3,600,000

Regional Field Unit - XII	3,600,000		3,600,000
Region XIII - CARAGA	3,700,000		3,700,000

Regional Field Unit - XIII	3,700,000		3,700,000
Locally-Funded Project(s)
Repair/Rehabilitation and Construction of Farm-to-Market Roads in Designated Key Production Areas		11,719,000,000	11,719,000,000

Region I - Ilocos		879,000,000	879,000,000

Regional Field Unit - I		879,000,000	879,000,000
Cordillera Administrative Region (CAR)		1,140,500,000	1,140,500,000

Regional Field Unit - CAR		1,140,500,000	1,140,500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	121
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley			1,165,500,000	1,165,500,000

Regional Field Unit - II			1,165,500,000	1,165,500,000
Region III - Central Luzon			882,500,000	882,500,000

Regional Field Unit - III			882,500,000	882,500,000
Region IVA - CALABARZON			1,152,000,000	1,152,000,000

Regional Field Unit - IVA			1,152,000,000	1,152,000,000
Region IVB - MIMAROPA			506,000,000	506,000,000

Regional Field Unit - IVB			506,000,000	506,000,000
Region V - Bicol			737,000,000	737,000,000

Regional Field Unit - V			737,000,000	737,000,000
Region VI - Western Visayas			748,000,000	748,000,000

Regional Field Unit - VI			748,000,000	748,000,000
Region VII - Central Visayas			633,000,000	633,000,000

Regional Field Unit - VII			633,000,000	633,000,000
Region VIII - Eastern Visayas			666,000,000	666,000,000

Regional Field Unit - VIII			666,000,000	666,000,000
Region IX - Zamboanga Peninsula			581,500,000	581,500,000

Regional Field Unit - IX			581,500,000	581,500,000
Region X - Northern Mindanao			582,000,000	582,000,000

Regional Field Unit - X			582,000,000	582,000,000
Region XI - Davao			1,080,000,000	1,080,000,000

Regional Field Unit - XI			1,080,000,000	1,080,000,000
Region XII - SOCCSKSARGEN			491,500,000	491,500,000

Regional Field Unit - XII			491,500,000	491,500,000
Region XIII - CARAGA			474,500,000	474,500,000

Regional Field Unit - XIII			474,500,000	474,500,000
AGRICULTURE AND FISHERY POLICY PROGRAM	52,542,000	24,495,000		77,037,000

Formulation, monitoring and evaluation of agricultural and fishery policies, plans and program	52,542,000	24,495,000		77,037,000

122	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Capital Region (NCR)	52,542,000	24,495,000		77,037,000

Central Office	52,542,000	24,495,000		77,037,000
AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM	543,014,000	616,080,000	79,313,000	1,238,407,000

Quality control and inspection	160,192,000	268,876,000	37,213,000	466,281,000

National Capital Region (NCR)	85,710,000	235,418,000	33,583,000	354,711,000

Bureau of Annimal Industry		25,635,000	18,000,000	43,635,000
Bureau of Plant Industry	82,728,000	204,691,000	15,583,000	303,002,000
Bureau of Agricultural and Fisheries Engineering	2,982,000	5,092,000		8,074,000
Region I - Ilocos	11,035,000	1,442,000		12,477,000

Regional Field Unit - I	11,035,000	1,442,000		12,477,000
Cordillera Administrative Region (CAR)	6,212,000	8,343,000	1,060,000	15,615,000

Regional Field Unit - CAR	6,212,000	8,343,000	1,060,000	15,615,000
Region II - Cagayan Valley		1,272,000	320,000	1,592,000

Regional Field Unit - II		1,272,000	320,000	1,592,000
Region III - Central Luzon		2,673,000		2,673,000

Regional Field Unit - III		2,673,000		2,673,000
Region IVA - CALABARZON	3,640,000	1,255,000		4,895,000

Regional Field Unit - IVA	3,640,000	1,255,000		4,895,000
Region IVB - MIMAROPA	6,025,000	3,341,000		9,366,000

Regional Field Unit - IVB	6,025,000	3,341,000		9,366,000
Region V - Bicol	3,433,000	3,712,000	750,000	7,895,000

Regional Field Unit - V	3,433,000	3,712,000	750,000	7,895,000
Region VI - Western Visayas	4,695,000	1,303,000		5,998,000

Regional Field Unit - VI	4,695,000	1,303,000		5,998,000
Region VII - Central Visayas	3,364,000	1,132,000	1,000,000	5,496,000

Regional Field Unit - VII	3,364,000	1,132,000	1,000,000	5,496,000
Region VIII - Eastern Visayas	7,935,000	1,931,000		9,866,000

Regional Field Unit - VIII	7,935,000	1,931,000		9,866,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	123
DEPARTMENT OF AGRICULTURE

Region IX - Zamboanga Peninsula	8,439,000	1,305,000	9,744,000

Regional Field Unit - IX	8,439,000	1,305,000		9,744,000
Region X - Northern Mindanao		955,000	300,000	1,255,000

Regional Field Unit - X		955,000	300,000	1,255,000
Region XI - Davao	3,769,000	1,251,000	200,000	5,220,000

Regional Field Unit - XI	3,769,000	1,251,000	200,000	5,220,000
Region XII - SOCCSKARGEN	10,326,000	1,055,000		11,381,000

Regional Field Unit - XII	10,326,000	1,055,000		11,381,000
Region XIII - CARAGA	5,609,000	2,488,000		8,097,000

Regional Field Unit - XIII	5,609,000	2,488,000		8,097,000
Agriculture and fishery product standards	18,908,000	43,746,000		62,654,000

National Capital Region (NCR)	18,908,000	43,746,000		62,654,000

Central Office	18,908,000	43,746,000		62,654,000
Quarantine services	310,159,000	272,082,000	42,100,000	624,341,000

National Capital Region (NCR)	310,159,000	272,082,000	42,100,000	624,341,000

Bureau of Animal Industry	147,351,000	225,294,000	42,100,000	414,745,000
Bureau of Plant Industry	162,808,000	46,788,000		209,596,000
Registration and licensing	53,755,000	31,376,000		85,131,000

National Capital Region (NCR)	2,298,000	18,412,000		20,710,000

Bureau of Animal Industry		8,834,000		8,834,000
Bureau of Plant Industry		1,735,000		1,735,000
Bureau of Agricultural and Fisheries Engineering	2,298,000	7,843,000		10,141,000
Region I - Ilocos		515,000		515,000

Regional Field Unit - I		515,000		515,000
Cordillera Administrative Region (CAR)	3,805,000	2,659,000		6,464,000

Regional Field Unit - CAR	3,805,000	2,659,000		6,464,000
Region II - Cagayan Valley	11,074,000	1,054,000		12,128,000

Regional Field Unit - II	11,074,000	1,054,000		12,128,000
Region III - Central Luzon	11,709,000	1,546,000		13,255,000

Regional Field Unit - III	11,709,000	1,546,000		13,255,000

124	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVA - CALABARZON	4,418,000	1,937,000		6,355,000

Regional Field Unit - IVA	4,418,000	1,937,000		6,355,000
Region IVB - MIMAROPA	3,505,000	251,000		3,756,000

Regional Field Unit - IVB	3,505,000	251,000		3,756,000
Region V - Bicol	5,420,000	266,000		5,686,000

Regional Field Unit - V	5,420,000	266,000		5,686,000
Region VI - Western Visayas	4,655,000	225,000		4,880,000

Regional Field Unit - VI	4,655,000	225,000		4,880,000
Region VII - Central Visayas	3,011,000	533,000		3,544,000

Regional Field Unit - VII	3,011,000	533,000		3,544,000
Region VIII - Eastern Visayas		213,000		213,000

Regional Field Unit - VIII		213,000		213,000
Region IX - Zamboanga Peninsula		602,000		602,000

Regional Field Unit - IX		602,000		602,000
Region X - Northern Mindanao		1,373,000		1,373,000

Regional Field Unit - X		1,373,000		1,373,000
Region XI - Davao	3,860,000	1,437,000		5,297,000

Regional Field Unit - XI	3,860,000	1,437,000		5,297,000
Region XIII - CARAGA		353,000		353,000

Regional Field Unit - XIII		353,000		353,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM	17,499,000	8,794,600,000	7,546,211,000	16,358,310,000

Project(s)
Locally-Funded Project(s)	17,499,000	8,590,541,000	7,124,648,000	15,732,688,000

Special Area for Agricultural Development Program		923,789,000	441,358,000	1,365,147,000

National Capital Region (NCR)		37,186,000		37,186,000

Central Office		37,186,000		37,186,000
Cordillera Administrative Region (CAR)		164,026,000	39,074,000	203,100,000

Regional Field Unit - CAR		164,026,000	39,074,000	203,100,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	125
DEPARTMENT OF AGRICULTURE

Region IVB - MIMAROPA		39,820,000	41,280,000	81,100,000

Regional Field Unit - IVB		39,820,000	41,280,000	81,100,000
Region V - Bicol		131,211,000	47,106,000	178,317,000

Regional Field Unit - V		131,211,000	47,106,000	178,317,000
Region VI - Western Visayas		62,382,000	46,163,000	108,545,000

Regional Field Unit - VI		62,382,000	46,163,000	108,545,000
Region VII - Central Visayas		66,921,000	35,751,000	102,672,000

Regional Field Unit - VII		66,921,000	35,751,000	102,672,000
Region VIII - Eastern Visayas		117,066,000	75,282,000	192,348,000

Regional Field Unit - VIII		117,066,000	75,282,000	192,348,000
Region IX - Zamboanga Peninsula		75,302,000	37,809,000	113,111,000

Regional Field Unit - IX		75,302,000	37,809,000	113,111,000
Region X - Northern Mindanao		54,773,000	34,600,000	89,373,000

Regional Field Unit - X		54,773,000	34,600,000	89,373,000
Region XI - Davao		33,836,000	22,462,000	56,298,000

Regional Field Unit - XI		33,836,000	22,462,000	56,298,000
Region XII - SOCCSKSARGEN		92,363,000	52,437,000	144,800,000

Regional Field Unit - XII		92,363,000	52,437,000	144,800,000
Region XIII - CARAGA		48,903,000	9,394,000	58,297,000

Regional Field Unit - XIII		48,903,000	9,394,000	58,297,000
SOCCSKSARGEN Integrated Food Security Program	17,499,000	32,542,000		50,041,000

Region XII - SOCCSKSARGEN	17,499,000	32,542,000		50,041,000

Regional Field Unit - XII	17,499,000	32,542,000		50,041,000
Kabuhayan at Kaunlaran ng Kababayan Katutubo (4Ks) Project		202,124,000	47,876,000	250,000,000

National Capital Region (NCR)		121,950,000	160,000	122,110,000

Central Office		121,950,000	160,000	122,110,000
Region I - Ilocos		3,080,000	1,803,000	4,883,000

Regional Field Unit - I		3,080,000	1,803,000	4,883,000

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Cordillera Administrative Region (CAR)	11,420,000	5,878,000	17,298,000

Regional Field Unit - CAR	11,420,000	5,878,000	17,298,000
Region II - Cagayan Valley	7,375,000	205,000	7,580,000

Regional Field Unit - II	7,375,000	205,000	7,580,000
Region III - Central Luzon	3,656,000	776,000	4,432,000

Regional Field Unit - III	3,656,000	776,000	4,432,000
Region IVA - CALABARZON	6,783,000	2,560,000	9,343,000

Regional Field Unit - IVA	6,783,000	2,560,000	9,343,000
Region IVB - MIMAROPA	4,193,000	4,172,000	8,365,000

Regional Field Unit - IVB	4,193,000	4,172,000	8,365,000
Region V - Bicol	3,606,000	2,707,000	6,313,000

Regional Field Unit - V	3,606,000	2,707,000	6,313,000
Region VI - Western Visayas	5,099,000	2,964,000	8,063,000

Regional Field Unit - VI	5,099,000	2,964,000	8,063,000
Region VII - Central Visayas	2,314,000		2,314,000

Regional Field Unit - VII	2,314,000		2,314,000
Region IX - Zamboanga Peninsula	7,087,000	1,970,000	9,057,000

Regional Field Unit - IX	7,087,000	1,970,000	9,057,000
Region X - Northern Mindanao	5,266,000	1,127,000	6,393,000

Regional Field Unit - X	5,266,000	1,127,000	6,393,000
Region XI - Davao	1,631,000	5,314,000	6,945,000

Regional Field Unit - XI	1,631,000	5,314,000	6,945,000
Region XII - SOCCSKSARGEN	9,614,000	9,346,000	18,960,000

Regional Field Unit - XII	9,614,000	9,346,000	18,960,000
Region XIII - CARAGA	9,050,000	8,894,000	17,944,000

Regional Field Unit - XIII	9,050,000	8,894,000	17,944,000
Rice Competitiveness Enhancement Program	4,000,000,000	6,000,000,000	10,000,000,000

National Capital Region (NCR)	4,000,000,000	6,000,000,000	10,000,000,000

Central Office	4,000,000,000	6,000,000,000	10,000,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	127
DEPARTMENT OF AGRICULTURE

Updating of the Registry System for Basic Sectors in Agriculture (RSBSA)	193,357,000	26,643,000	220,000,000

National Capital Region (NCR)	14,841,000	4,000,000	18,841,000

Central Office	14,841,000	4,000,000	18,841,000
Region I - Ilocos	15,300,000	1,000,000	16,300,000

Regional Field Unit - I	15,300,000	1,000,000	16,300,000
Cordillera Administrative Region (CAR)	2,768,000		2,768,000

Regional Field Unit - CAR	2,768,000		2,768,000
Region II - Cagayan Valley	20,090,000	1,910,000	22,000,000

Regional Field Unit - II	20,090,000	1,910,000	22,000,000
Region III - Central Luzon	11,900,000		11,900,000

Regional Field Unit - III	11,900,000		11,900,000
Region IVA - CALABARZON	10,497,000		10,497,000

Regional Field Unit - IVA	10,497,000		10,497,000
Region IVB - MIMAROPA	13,680,000	2,915,000	16,595,000

Regional Field Unit - IVB	13,680,000	2,915,000	16,595,000
Region V - Bicol	28,922,000	2,800,000	31,722,000

Regional Field Unit - V	28,922,000	2,800,000	31,722,000
Region VI - Western Visayas	11,000,000	2,000,000	13,000,000

Regional Field Unit - VI	11,000,000	2,000,000	13,000,000
Region VII - Central Visayas	10,339,000	2,308,000	12,647,000

Regional Field Unit - VII	10,339,000	2,308,000	12,647,000
Region VIII - Eastern Visayas	9,200,000	1,740,000	10,940,000

Regional Field Unit - VIII	9,200,000	1,740,000	10,940,000
Region IX - Zamboanga Peninsula	9,700,000	560,000	10,260,000

Regional Field Unit - IX	9,700,000	560,000	10,260,000
Region X - Northern Mindanao	7,880,000	2,800,000	10,680,000

Regional Field Unit - X	7,880,000	2,800,000	10,680,000
Region XI - Davao	9,360,000	2,100,000	11,460,000

Regional Field Unit - XI	9,360,000	2,100,000	11,460,000

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Region XII - SOCCSKSARGEN	6,760,000		6,760,000

Regional Field Unit - XII	6,760,000		6,760,000
Region XIII - CARAGA	11,120,000	2,510,000	13,630,000

Regional Field Unit - XIII	11,120,000	2,510,000	13,630,000
Balik Probinsya, Bagong Pag-asa Program	255,340,000	244,660,000	500,000,000

National Capital Region (NCR)	255,340,000	244,660,000	500,000,000

Central Office	255,340,000	244,660,000	500,000,000
Inclusive Agribusiness through Sustainable Agriculture and Fishery Enterprises (SAFE) Innovation Hub	139,410,000	225,291,000	364,701,000

Region I - Ilocos	63,410,000	171,291,000	234,701,000

Regional Field Unit - I	63,410,000	171,291,000	234,701,000
Region III - Central Luzon	50,000,000		50,000,000

Regional Field Unit - III	50,000,000		50,000,000
Region VIII - Eastern Visayas	2,000,000	18,000,000	20,000,000

Regional Field Unit - VIII	2,000,000	18,000,000	20,000,000
Region XI - Davao	24,000,000	36,000,000	60,000,000

Regional Field Unit - XI	24,000,000	36,000,000	60,000,000
Binhi ng Pag-asa Program	58,680,000	1,320,000	60,000,000

National Capital Region (NCR)	58,680,000	1,320,000	60,000,000

Central Office	58,680,000	1,320,000	60,000,000
Financial Subsidy to Rice Farmers	2,135,299,000		2,135,299,000

National Capital Region (NCR)	2,135,299,000		2,135,299,000

Central Office	2,135,299,000		2,135,299,000
Research Support for Agripreneurship, Technology Commercialization and Business Incubation, and Mainstreaming Farmers Cooperative Associations into the Value Chain	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Bureau of Agricultural Research	100,000,000		100,000,000
Development of the Salt Industry	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	129
DEPARTMENT OF AGRICULTURE

Construction of Agricultural Drop Off Center/Trading Post, Lipa City, Batangas		137,500,000	137,500,000

Region IVA - CALABARZON		137,500,000	137,500,000

Regional Field Unit - IVA		137,500,000	137,500,000
Establishment of Trading Posts in the Municipalities of Carlos P. Garcia, Sagbayan, San Miguel, Clarin, Getafe, Talibon, Bohol	60,000,000		60,000,000

Region VII - Central Visayas	60,000,000		60,000,000

Regional Field Unit - VII	60,000,000		60,000,000
Agricultural Enterprise Development for Food Sustainability Project, Bohol	140,000,000		140,000,000

Region VII - Central Visayas	140,000,000		140,000,000

Regional Field Unit - VII	140,000,000		140,000,000
Young Farmers Challenge Fund	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000
Implementation of the KADIMA ni ANI at KITA Program	150,000,000		150,000,000

National Capital Region (NCR)	150,000,000		150,000,000

Central Office	150,000,000		150,000,000
Foreign - Assisted Project(s)	204,059,000	421,563,000	625,622,000

Philippine Rural Development Project	33,847,000		33,847,000

National Capital Region (NCR)	33,847,000		33,847,000

Central Office	33,847,000		33,847,000

GOP Counterpart	33,847,000		33,847,000
Scaling-Up of the Second Cordillera Highlands Agricultural Resources Management Project (CHARMP 2)	12,000,000		12,000,000

Cordillera Administrative Region (CAR)	12,000,000		12,000,000

Regional Field Unit - CAR	12,000,000		12,000,000

GOP Counterpart	12,000,000		12,000,000

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Integrated Natural Resources and Environmental Management Project (INREMP)				4,500,000						4,500,000

Cordillera Administrative Region (CAR)				4,500,000						4,500,000

Regional Field Unit - CAR				4,500,000						4,500,000

GOP Counterpart				4,500,000						4,500,000
Expansion of the Philippine Rural Development Project				126,182,000				418,143,000		544,325,000

National Capital Region (NCR)				126,182,000				418,143,000		544,325,000

Central Office				126,182,000				418,143,000		544,325,000

Loan Proceeds				100,944,000				320,501,000		421,445,000
GOP Counterpart				25,238,000				97,642,000		122,880,000
Philippine-Sino Center for Agricultural Technology - Technical Cooperation Program III (PHILSCAT-TCP III)				27,530,000				3,420,000		30,950,000

Region III - Central Luzon				27,530,000				3,420,000		30,950,000

Regional Field Unit - III				27,530,000				3,420,000		30,950,000

GOP Counterpart				27,530,000				3,420,000		30,950,000

Sub-total, Operations		1,993,099,000		27,850,090,000				23,276,010,000		53,119,199,000

TOTAL NEW APPROPRIATIONS	₱	3,653,943,000	₱	31,615,247,000	₱	1,190,000	₱	23,389,769,000	₱	58,660,149,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,605,177

Total Permanent Positions	2,605,177

Other Compensation Common to All
Personnel Economic Relief Allowance	150,072
Representation Allowance	19,560
Transportation Allowance	19,500
Clothing and Uniform Allowance	37,518
Mid-Year Bonus	217,096
Year End Bonus	217,096

DECEMBER 28, 2020	OFFICIAL GAZETTE	131
DEPARTMENT OF AGRICULTURE

Cash Gift	31,265
Productivity Enhancement Incentive	31,265
Step Increment	6,507

Total Other Compensation Common to All	729,879

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	16,646
Magna Carta for Science & Technology Personnel	74,192
Overseas Allowance	52,425
Anniversary Bonus	2,583

Total Other Compensation for Specific Groups	145,846

Other Benefits
PAG-IBIG Contributions	7,505
PhilHealth Contributions	30,101
Employees Compensation Insurance Premiums	7,505
Loyalty Award	5,185
Terminal Leave	105,246

Total Other Benefits	155,542

Non-Permanent Positions	17,499

Total Personnel Services	3,653,943

Maintenance and Other Operating Expenses
Travelling Expenses	641,193
Training and Scholarship Expenses	2,449,540
Supplies and Materials Expenses	18,625,264
Utility Expenses	278,265
Communication Expenses	183,194
Awards/Rewards and Prizes	30,525
Survey, Research, Exploration and Development Expenses	1,385
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	100,000
Extraordinary and Miscellaneous Expenses	11,960
Professional Services	1,913,433
General Services	246,036
Repairs and Maintenance	445,019
Financial Assistance/Subsidy	2,365,299
Taxes, Insurance Premiums and Other Fees	58,466
Labor and Wages	278,589
Other Maintenance and Operating Expenses
Advertising Expenses	94,717
Printing and Publication Expenses	72,788
Representation Expenses	192,310
Transportation and Delivery Expenses	14,790
Rent/Lease Expenses	78,107
Membership Dues and Contributions to Organizations	1,893
Subscription Expenses	27,044
Donations	2,206,045
Other Maintenance and Operating Expenses	1,299,385

Total Maintenance and Other Operating Expenses	31,615,247

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Financial Expenses
Bank Charges	1,190

Total Financial Expenses	1,190

Total Current Operating Expenditures	35,270,380

Capital Outlays
Loans Outlay	1,000,000
Property, Plant and Equipment Outlay
Land Improvements Outlay	38,866
Infrastructure Outlay	13,197,005
Buildings and Other Structures	1,331,979
Machinery and Equipment Outlay	7,132,535
Furniture, Fixtures and Books Outlay	35,801
Other Property Plant and Equipment Outlay	5,800
Biological Assets Outlay	637,819
Intangible Assets Outlay	9,964

Total Capital Outlays	23,389,769

TOTAL NEW APPROPRIATIONS	58,660,149

B. AGRICULTURAL CREDIT POLICY COUNCIL

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	2,794,427,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	12,134,000	₱	16,118,000	₱	11,000	₱		₱	28,263,000
Operations		26,285,000		22,829,000				2,717,050,000		2,766,164,000

AGRICULTURAL CREDIT PROGRAM		26,285,000		22,829,000				2,717,050,000		2,766,164,000

TOTAL NEW APPROPRIATIONS	₱	38,419,000	₱	38,947,000	₱	11,000	₱	2,717,050,000	₱	2,794,427,000

Special Provision(s)

1. Agricultural Credit Facility. The amount of Two Billion Seven Hundred Thirty Four Million Two Hundred Sixty Seven Thousand Pesos (₱2,734,267,000) appropriated herein for Agro-Industry Modernization Credit and Financing Program Administration includes the amount of Two Billion Seven Hundred Fifteen Million Pesos (₱2,715,000,000) which shall be transferred to Government Financial Institutions (GFIs), cooperative banks, rural banks, thrift banks and non-government financial institutions, such as cooperatives, farmers and fisherfolk organizations, and agri-fishery-based corporations to be used exclusively for the implementation of a flexible credit facility for the benefit of small farmers and fisherfolk registered under the Registry System for Basic Sectors in Agriculture, and agri-fishery-based

DECEMBER 28, 2020	OFFICIAL GAZETTE	133
DEPARTMENT OF AGRICULTURE

micro- and small-enterprises (MSEs) as an alternative to the rigid and stringent credit facilities usually provided by banks. For this purpose, the Agricultural Credit Policy Council (ACPC), in coordination with GFIs, cooperative banks, rural banks, thrift banks, and non-government financial institutions, shall formulate the guidelines for a streamlined and equitable access by the foregoing small farmers and fisherfolk and agri-fishery-based MSEs to said credit facility.

2. Reporting and Posting Requirements. The ACPC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) ACPC’s website.

The ACPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,918,000	₱	16,118,000	₱	11,000	₱		₱	28,047,000
Administration of Personnel Benefits		216,000								216,000

Sub-total, General Administration and Support		12,134,000		16,118,000		11,000				28,263,000

Operations
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased		26,285,000		22,829,000				2,717,050,000		2,766,164,000

AGRICULTURAL CREDIT PROGRAM		26,285,000		22,829,000				2,717,050,000		2,766,164,000

Agro-Industry Modernization Credit and Financing Program (AMCFP) Administration including ₱200,000,000 for Agripreneurship Development Fund for coconut farmers		10,945,000		8,322,000				2,715,000,000		2,734,267,000
Policy formulation, research and advocacy, monitoring and evaluation of credit policies, plans and programs and capacity building		15,340,000		14,507,000				2,050,000		31,897,000

Sub-total, Operations		26,285,000		22,829,000				2,717,050,000		2,766,164,000

TOTAL NEW APPROPRIATIONS	₱	38,419,000	₱	38,947,000	₱	11,000	₱	2,717,050,000	₱	2,794,427,000

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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	29,044

Total Permanent Positions	29,044

Other Compensation Common to All
Personnel Economic Relief Allowance	840
Representation Allowance	1,278
Transportation Allowance	1,278
Clothing and Uniform Allowance	210
Mid-Year Bonus	2,420
Year End Bonus	2,420
Cash Gift	175
Productivity Enhancement Incentive	175
Step Increment	72

Total Other Compensation Common to All	8,868

Other Benefits
PAG-IBIG Contributions	42
PhilHealth Contributions	207
Employees Compensation Insurance Premiums	42
Terminal Leave	216

Total Other Benefits	507

Total Personnel Services	38,419

Maintenance and Other Operating Expenses
Travelling Expenses	11,059
Training and Scholarship Expenses	4,779
Supplies and Materials Expenses	2,826
Utility Expenses	2,057
Communication Expenses	4,920
Survey, Research, Exploration and Development Expenses	2,683
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,030
General Services	2,290
Repairs and Maintenance	1,338
Taxes, Insurance Premiums and Other Fees	116
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	74

DECEMBER 28, 2020	OFFICIAL GAZETTE	135
DEPARTMENT OF AGRICULTURE

Representation Expenses	547
Rent/Lease Expenses	1,858
Subscription Expenses	2,181
Other Maintenance and Operating Expenses	1,060

Total Maintenance and Other Operating Expenses	38,947

Financial Expenses
Bank Charges	11

Total Financial Expenses	11

Total Current Operating Expenditures	77,377

Capital Outlays
Loans Outlay	2,715,000
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,050

Total Capital Outlays	2,717,050

TOTAL NEW APPROPRIATIONS	2,794,427

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

For general administration and support, support to operations, and operations, including locally-funded projects and foreign-assisted project, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	4,736,988,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	197,892,000	₱	328,962,000	₱	44,000	₱		₱	526,898,000
Support to Operations		13,475,000		191,861,000				63,901,000		269,237,000
Operations		592,526,000		2,402,568,000				945,759,000		3,940,853,000

FISHERIES DEVELOPMENT PROGRAM		209,362,000		959,153,000				742,846,000		1,911,361,000
FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM		345,787,000		997,319,000				202,913,000		1,546,019,000
FISHERIES EXTENSION PROGRAM		37,377,000		428,701,000						466,078,000
FISHERIES POLICY PROGRAM				17,395,000						17,395,000

TOTAL NEW APPROPRIATIONS	₱	803,893,000	₱	2,923,391,000	₱	44,000	₱	1,009,660,000	₱	4,736,988,000

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Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the rehabilitation or restoration of declared aquatic critical habitats, all aquatic resources and all marine mammals except dugong, as well as scientific research support, and enforcement and monitoring activities of the BFAR, sourced from donations, contributions, endowments and fines imposed for violations within its jurisdiction, constituted into the Wildlife Management Fund pursuant to Section 29 in relation to Section 4 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Fisheries Management Fund. In addition to the amounts appropriated herein, the amount of Thirteen Million Pesos (₱13,000,000) shall be used for the following: (i) conservation, preservation, protection, management, development, and regulation of fishery and aquatic resources; (ii) research and development, and capability building of the various stakeholders, including provision for scholarships; (iii) supplementary livelihood for poverty alleviation; and (iv) improvement of productivity and processes of the various stakeholders, sourced from proceeds of the sale of forfeited fish, fishing gears, paraphernalia and fishing vessels, endowments, grants, donations, and administrative fines and penalties imposed under the Philippine Fisheries Code, as amended, constituted into the Fisheries Management Fund pursuant to Section 19 of R.A. No. 10654.

The Fund shall be exclusively utilized as follows:

(a) Fifteen percent (15%) for the purchase, upgrade and maintenance of vessels, communication and other equipment used for the monitoring, control and surveillance of Philippine waters and distant water fishing;

(b) Five percent (5%) for the payment of litigation expenses, cost of conveyance of witnesses and other costs due to cases filed by or against the Republic of the Philippines in international courts arising from the implementation of the Philippine Fisheries Code, as amended or where apprehending party or parties become respondents or defendants in any tribunal or court of law;

(c) Twenty five percent (25%) for the operating costs and capacity building of the National Fisheries and Aquatic Resources Management Council (NFARMC), Integrated Fisheries and Aquatic Resources Management Councils (IFARMCs) and City/Municipal Fisheries and Aquatic Resources Management Councils (C/MFARMCs) and payment for the cost of rehabilitation, medical expenses for injury, or indemnity for death of law enforcement officers, including deputized volunteers, distributed as follows: five percent (5%) to the NFARMC, five percent (5%) to all IFARMCs, five percent (5%) to all C/MFARMCs, and ten percent (10%) to C/MFARMCs for the apprehension and successful prosecution of a fisheries offense;

(d) Five percent (5%) for the continued upgrading of laboratory facilities and equipment;

(e) Five percent (5%) for the research and development activities of the National Fisheries Research and Development Institute (NFRDI);

(f) Five percent (5%) for the capability development of BFAR personnel, deputized law enforcement agencies and volunteers, and stakeholders;

(g) Ten percent (10%) for scholarship grants for children of fisherfolks and fishworkers in fish catch, aquaculture, fishing and fish processing;

(h) Fifteen percent (15%) for livelihood programs for production enhancement and poverty alleviation; and

(i) Fifteen percent (15%) for assistance to fishermen in the form of shared facilities.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. National Fisheries Program. The amount of Three Billion Three Hundred Forty Eight Million Three Hundred Twenty Seven Thousand Pesos (₱3,348,327,000) appropriated herein for the National Fisheries Program shall be implemented with priority given to: (i) areas where the majority of small fisherfolk registered under the Registry System for Basic Sectors in Agriculture (RSBSA) are located; and (ii) provinces or regions where the absolute number of poor fisherfolk and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

4. Post-Harvest Equipment and Facilities. The amount of Thirty Million Nine Hundred Ninety Five Thousand Pesos (₱30,995,000) appropriated herein for the implementation of the Provision of Fishery On-Farm/Post-Harvest Equipment and Facilities shall be used for the construction of on-farm/post-harvest facilities and/or procurement of the on-farm/post-harvest equipment.

Upon completion of the construction and/or procurement of the post-harvest equipment and facilities, the BFAR shall turn over the management and ownership thereof to the LGUs or fisherfolk organizations concerned, which shall commit to shoulder the maintenance and repair cost.

5. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

6. Fisheries Management Plan. The amount of Thirty Million Pesos (₱30,000,000) appropriated herein for the operationalization of Fisheries Management Areas (FMA) Program shall be used for the development of multi-agency and multi-sectoral ecosystem-based fisheries management plans for each of the fisheries management areas that the BFAR has delineated in 2019. The BFAR shall take the lead and coordinate with the Commission on Higher Education, Department of the Interior and Local Government, Department of Environment and Natural Resources, Philippine Fisheries Development Authority, and law enforcement agencies in the development of said fisheries management plans.

DECEMBER 28, 2020	OFFICIAL GAZETTE	137
DEPARTMENT OF AGRICULTURE

7. Fisheries Scholarship Program. The BFAR may allocate amounts from the Fisheries Scholarship Program for children of families belonging to indigenous peoples communities who bear the responsibility of fisheries management in their ancestral domains.

8. Reporting and Posting Requirements. The BFAR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BFAR’s website.

The BFAR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	165,262,000	₱	328,962,000	₱	44,000		₱	494,268,000

National Capital Region (NCR)		47,350,000		106,510,600		44,000			153,904,000

Central Office		47,350,000		106,510,000		44,000			153,904,000
Region I - Ilocos		5,389,000		9,960,000					15,349,000

Regional Office - I		5,389,000		9,960,000					15,349,000
Cordillera Administrative Region (CAR)		6,949,000		14,359,000					21,308,000

Regional Office - CAR		6,949,000		14,359,000					21,308,000
Region II - Cagayan Valley		7,712,000		12,048,000					19,760,000

Regional Office - II		7,712,000		12,048,000					19,760,000
Region III - Central Luzon		6,271,000		14,300,000					20,571,000

Regional Office - III		6,271,000		14,300,000					20,571,000
Region IVA - CALABARZON		10,674,000		16,954,000					27,628,000

Regional Office - IVA		10,674,000		16,954,000					27,628,000
Region IVB - MIMAROPA		8,585,000		13,682,000					22,267,000

Regional Office - IVB		8,585,000		13,682,000					22,267,000

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Region V - Bicol	11,298,000	23,264,000	34,562,000

Regional Office - V	11,298,000	23,264,000	34,562,000
Region V1 - Western Visayas	7,144,000	13,541,000	20,685,000

Regional Office - VI	7,144,000	13,541,000	20,685,000
Region VII - Central Visayas	13,128,000	13,068,000	26,196,000

Regional Office - VII	13,128,000	13,068,000	26,196,000
Region VIII - Eastern Visayas	9,277,000	21,027,000	30,304,000

Regional Office - VIII	9,277,000	21,027,000	30,304,000
Region IX - Zamboanga Peninsula	5,490,000	9,368,000	14,858,000

Regional Office - IX	5,490,000	9,368,000	14,858,000
Region X - Northern Mindanao	5,830,000	16,242,000	22,072,000

Regional Office - X	5,830,000	16,242,000	22,072,000
Region XI - Davao	6,911,000	18,143,000	25,054,000

Regional Office - XI	6,911,000	18,143,000	25,054,000
Region XII - SOCCSKSARGEN	7,922,000	11,083,000	19,005,000

Regional Office - XII	7,922,000	11,083,000	19,005,000
Region XIII - CARAGA	5,332,000	15,413,000	20,745,000

Regional Office - XIII	5,332,000	15,413,000	20,745,000
Administration of Personnel Benefits	32,630,000		32,630,000

National Capital Region (NCR)	9,463,000		9,463,000

Central Office	9,463,000		9,463,000
Region I - Ilocos	1,850,000		1,850,000

Regional Office - I	1,850,000		1,850,000
Cordillera Administrative Region (CAR)	1,358,000		1,358,000

Regional Office - CAR	1,358,000		1,358,000
Region II - Cagayan Valley	1,429,000		1,429,000

Regional Office - II	1,429,000		1,429,000
Region IVB - MIMAROPA	3,635,000		3,635,000

Regional Office - IVB	3,635,000		3,635,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	139
DEPARTMENT OF AGRICULTURE

Region V - Bicol	1,814,000				1,814,000

Regional Office - V	1,814,000				1,814,000
Region VI - Western Visayas	1,434,000				1,434,000

Regional Office - VI	1,434,000				1,434,000
Region VII - Central Visayas	2,577,000				2,577,000

Regional Office - VII	2,577,000				2,577,000
Region IX - Zamboanga Peninsula	4,679,000				4,679,000

Regional Office - IX	4,679,000				4,679,000
Region X - Northern Mindanao	959,000				959,000

Regional Office - X	959,000				959,000
Region XI - Davao	1,439,000				1,439,000

Regional Office - XI	1,439,000				1,439,000
Region XII - SOCCSKSARGEN	1,447,000				1,447,000

Regional Office - XII	1,447,000				1,447,000
Region XIII - CARAGA	546,000				546,000

Regional Office - XIII	546,000				546,000

Sub-total, General Administration and Support	197,892,000	328,962,000	44,000		526,898,000

Support to Operations
Development of organizational policies, plans and procedures	5,663,000	159,833,000		63,901,000	229,397,000

National Capital Region (NCR)	5,663,000	130,411,000		63,901,000	199,975,000

Central Office	5,663,000	130,411,000		63,901,000	199,975,000
Region I - Ilocos		2,533,000			2,533,000

Regional Office - I		2,533,000			2,533,000
Cordillera Administrative Region (CAR)		1,176,000			1,176,000

Regional Office - CAR		1,176,000			1,176,000
Region II - Cagayan Valley		2,247,000			2,247,000

Regional Office - II		2,247,000			2,247,000
Region III - Central Luzon		1,192,000			1,192,000

Regional Office - III		1,192,000			1,192,000

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Region IVA - CALABARZON		1,527,000	1,527,000

Regional Office - IVA		1,527,000	1,527,000
Region IVB - MIMAROPA		2,705,000	2,705,000

Regional Office - IVB		2,705,000	2,705,000
Region V - Bicol		1,519,000	1,519,000

Regional Office - V		1,519,000	1,519,000
Region VI - Western Visayas		1,243,000	1,243,000

Regional Office - VI		1,243,000	1,243,000
Region VII - Central Visayas		1,235,000	1,235,000

Regional Office - VII		1,235,000	1,235,000
Region VIII - Eastern Visayas		2,367,000	2,367,000

Regional Office - VIII		2,367,000	2,367,000
Region IX - Zamboanga Peninsula		2,047,000	2,047,000

Regional Office - IX		2,047,000	2,047,000
Region X - Northern Mindanao		2,654,000	2,654,000

Regional Office - X		2,654,000	2,654,000
Region XI - Davao		1,868,000	1,868,000

Regional Office - XI		1,868,000	1,868,000
Region XII - SOCCSKSARGEN		2,189,000	2,189,000

Regional Office - XII		2,189,000	2,189,000
Region XIII - CARAGA		2,920,000	2,920,000

Regional Office - XIII		2,920,000	2,920,000
Legal and advisory services	7,812,000	32,028,000	39,840,000

National Capital Region (NCR)	7,812,000	15,611,000	23,423,000

Central Office	7,812,000	15,611,000	23,423,000
Region I - Ilocos		1,159,000	1,159,000

Regional Office - I		1,159,000	1,159,000
Cordillera Administrative Region (CAR)		883,000	883,000

Regional Office - CAR		883,000	883,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	141
DEPARTMENT OF AGRICULTURE

Region II - Cagayan Valley		975,000		975,000

Regional Office - II		975,000		975,000
Region III - Central Luzon		971,000		971,000

Regional Office - III		971,000		971,000
Region IVA - CALABARZON		1,030,000		1,030,000

Regional Office - IVA		1,030,000		1,030,000
Region IVB - MIMAROPA		1,616,000		1,616,000

Regional Office - IVB		1,616,000		1,616,000
Region V - Bicol		1,119,000		1,119,000

Regional Office - V		1,119,000		1,119,000
Region VI - Western Visayas		1,271,000		1,271,000

Regional Office - VI		1,271,000		1,271,000
Region VII - Central Visayas		956,000		956,000

Regional Office - VII		956,000		956,000
Region VIII - Eastern Visayas		1,039,000		1,039,000

Regional Office - VIII		1,039,000		1,039,000
Region IX - Zamboanga Peninsula		923,000		923,000

Regional Office - IX		923,000		923,000
Region X - Northern Mindanao		903,000		903,000

Regional Office - X		903,000		903,000
Region XI - Davao		1,213,000		1,213,000

Regional Office - XI		1,213,000		1,213,000
Region XII - SOCCSKSARGEN		1,257,000		1,257,000

Regional Office - XII		1,257,000		1,257,000
Region XIII - CARAGA		1,102,000		1,102,000

Regional Office - XIII		1,102,000		1,102,000

Sub-total, Support to Operations	13,475,000	191,861,000	63,901,000	269,237,000

Operations
Productivity in Fisheries Sector within ecological limits improved	592,526,000	2,402,568,000	945,759,000	3,940,853,000

142	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

FISHERIES DEVELOPMENT PROGRAM	209,362,000	959,153,000	742,846,000	1,911,361,000

CAPTURE FISHERIES SUB-PROGRAM	3,637,000	205,532,000	22,116,000	231,285,000

Fishing gear/paraphernalia distribution	3,637,000	205,532,000	22,116,000	231,285,000

National Capital Region (NCR)	3,637,000	98,204,000	22,116,000	123,957,000

Central Office	3,637,000	98,204,000	22,116,000	123,957,000
Region I - Ilocos		3,392,000		3,392,000

Regional Office - I		3,392,000		3,392,000
Cordillera Administrative Region (CAR)		2,120,000		2,120,000

Regional Office - CAR		2,120,000		2,120,000
Region II - Cagayan Valley		6,627,000		6,627,000

Regional Office - II		6,627,000		6,627,000
Region III - Central Luzon		6,883,000		6,883,000

Regional Office - III		6,883,000		6,883,000
Region IVA - CALABARZON		4,376,000		4,376,000

Regional Office - IVA		4,376,000		4,376,000
Region IVB - MIMAROPA		8,953,000		8,953,000

Regional Office - IVB		8,953,000		8,953,000
Region V - Bicol		6,319,000		6,319,000

Regional Office - V		6,319,000		6,319,000
Region VI - Western Visayas		411,000		411,000

Regional Office - VI		411,000		411,000
Region VII - Central Visayas		17,438,000		17,438,000

Regional Office - VII		17,438,000		17,438,000
Region VIII - Eastern Visayas		8,122,000		8,122,000

Regional Office - VIII		8,122,000		8,122,000
Region IX - Zamboanga Peninsula		5,585,000		5,585,000

Regional Office - IX		5,585,000		5,585,000
Region X - Northern Mindanao		10,701,000		10,701,000

Regional Office - X		10,701,000		10,701,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	143
DEPARTMENT OF AGRICULTURE

Region XI - Davao		2,669,000		2,669,000

Regional Office - XI		2,669,000		2,669,000
Region XII - SOCCSKSARGEN		16,114,000		16,114,000

Regional Office - XII		16,114,000		16,114,000
Region XIII - CARAGA		7,618,000		7,618,000

Regional Office - XIII		7,618,000		7,618,000
AQUACULTURE SUB-PROGRAM	119,449,000	512,533,000	710,000,000	1,341,982,000

Fisheries production and distribution	114,044,000	317,187,000	75,000,000	506,231,000

National Capital Region (NCR)	19,488,000	150,454,000	75,000,000	244,942,000

Central Office	19,488,000	150,454,000	75,000,000	244,942,000
Region I - Ilocos	7,331,000	9,822,000		17,153,000

Regional Office - I	7,331,000	9,822,000		17,153,000
Cordillera Administrative Region (CAR)	2,148,000	5,302,000		7,450,000

Regional Office - CAR	2,148,000	5,302,000		7,450,000
Region II - Cagayan Valley	9,130,000	8,107,000		17,237,000

Regional Office - II	9,130,000	8,107,000		17,237,000
Region III - Central Luzon	6,090,000	15,120,000		21,210,000

Regional Office - III	6,090,000	15,120,000		21,210,000
Region IVA - CALABARZON	3,393,000	4,723,000		8,116,000

Regional Office - IVA	3,393,000	4,723,000		8,116,000
Region IVB - MIMAROPA	4,746,000	12,084,000		16,830,000

Regional Office - IVB	4,746,000	12,084,000		16,830,000
Region V - Bical	11,202,000	14,405,000		25,607,000

Regional Office - V	11,202,000	14,405,000		25,607,000
Region VI - Western Visayas	5,228,000	8,915,000		14,143,000

Regional Office - VI	5,228,000	8,915,000		14,143,000
Region VII - Central Visayas	12,683,000	18,872,000		31,555,000

Regional Office - VII	12,683,000	18,872,000		31,555,000
Region VIII - Eastern Visayas	13,951,000	23,720,000		37,671,000

Regional Office - VIII	13,951,000	23,720,000		37,671,000

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Region IX - Zamboanga Peninsula	1,931,000	8,966,000	10,897,000

Regional Office - IX	1,931,000	8,966,000		10,897,000
Region X - Northern Mindanao	8,875,000	9,080,000		17,955,000

Regional Office - X	8,875,000	9,080,000		17,955,000
Region XI - Davao	2,487,000	8,253,000		10,740,000

Regional Office - XI	2,487,000	8,253,000		10,740,000
Region XII - SOCCSKSARGEN	1,629,000	9,820,000		11,449,000

Regional Office - XII	1,629,000	9,820,000		11,449,000
Region XIII - CARAGA	3,732,000	9,544,000		13,276,000

Regional Office - XIII	3,732,000	9,544,000		13,276,000
Operation and management of production facilities	5,405,000	195,346,000	635,000,000	835,751,000

National Capital Region (NCR)	5,405,000	91,988,000	635,000,000	732,393,000

Central Office	5,405,000	91,988,000	635,000,000	732,393,000
Region I - Ilocos		8,154,000		8,154,000

Regional Office - I		8,154,000		8,154,000
Cordillera Administrative Region (CAR)		2,966,000		2,966,000

Regional Office - CAR		2,966,000		2,966,000
Region II - Cagayan Valley		6,558,000		6,558,000

Regional Office - II		6,558,000		6,558,000
Region III - Central Luzon		3,803,000		3,803,000

Regional Office - III		3,803,000		3,803,000
Region IVA - CALABARZON		3,617,000		3,617,000

Regional Office - IVA		3,617,000		3,617,000
Region IVB - MIMAROPA		8,824,000		8,824,000

Regional Office - IVB		8,824,000		8,824,000
Region V - Bicol		13,441,000		13,441,000

Regional Office - V		13,441,000		13,441,000
Region VI - Western Visayas		2,984,000		2,984,000

Regional Office - VI		2,984,000		2,984,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	145
DEPARTMENT OF AGRICULTURE

Region VII - Central Visayas		11,542,000		11,542,000

Regional Office - VII		11,542,000		11,542,000
Region VIII - Eastern Visayas		14,606,000		14,606,000

Regional Office - VIII		14,606,000		14,606,000
Region IX - Zamboanga Peninsula		1,749,000		1,749,000

Regional Office - IX		1,749,000		1,749,000
Region X - Northern Mindanao		6,846,000		6,846,000

Regional Office - X		6,846,000		6,846,000
Region XI - Davao		5,824,000		5,824,000

Regional Office - XI		5,824,000		5,824,000
Region XII - SOCCSKSARGEN		4,183,000		4,183,000

Regional Office - XII		4,183,000		4,183,000
Region XIII - CARAGA		8,261,000		8,261,000

Regional Office - XIII		8,261,000		8,261,000
POST-HARVEST SUB-PROGRAM	12,507,000	24,765,000	6,230,000	43,502,000

Provision of fishery on-farm/post-harvest equipment and facilities	12,507,000	24,765,000	6,230,000	43,502,000

National Capital Region (NCR)	12,507,000	6,186,000	6,230,000	24,923,000

Central Office	12,507,000	6,186,000	6,230,000	24,923,000
Region I - Ilocos		1,175,000		1,175,000

Regional Office - I		1,175,000		1,175,000
Cordillera Administrative Region (CAR)		374,000		374,000

Regional Office - CAR		374,000		374,000
Region II - Cagayan Valley		354,000		354,000

Regional Office - II		354,000		354,000
Region III - Central Luzon		1,509,000		1,509,000

Regional Office - III		1,509,000		1,509,000
Region IVA - CALABARZON		209,000		209,000

Regional Office - IVA		209,000		209,000

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Region IVB - MIMAROPA		741,000	741,000

Regional Office - IVB		741,000	741,000
Region V - Bicol		3,972,000	3,972,000

Regional Office - V		3,972,000	3,972,000
Region VI - Western Visayas		2,009,000	2,009,000

Regional Office - VI		2,009,000	2,009,000
Region VII - Central Visayas		1,385,000	1,385,000

Regional Office - VII		1,385,000	1,385,000
Region VIII - Eastern Visayas		1,323,000	1,323,000

Regional Office - VIII		1,323,000	1,323,000
Region IX - Zamboanga Peninsula		851,000	851,000

Regional Office - IX		851,000	851,000
Region X - Northern Mindanao		1,046,000	1,046,000

Regional Office - X		1,046,000	1,046,000
Region XI - Davao		486,000	486,000

Regional Office - XI		486,000	486,000
Region XII - SOCCSKSARGEN		1,996,000	1,996,000

Regional Office - XII		1,996,000	1,996,000
Region XIII - CARAGA		1,149,000	1,149,000

Regional Office - XIII		1,149,000	1,149,000
MARKET DEVELOPMENT SUB-PROGRAM	73,769,000	21,225,000	94,994,000

Market development services	73,769,000	21,225,000	94,994,000

National Capital Region (NCR)	5,444,000	11,866,000	17,310,000

Central Office	5,444,000	11,866,000	17,310,000
Region I - Ilocos	5,575,000	1,108,000	6,683,000

Regional Office - I	5,575,000	1,108,000	6,683,000
Cordillera Administrative Region (CAR)	3,357,000	582,000	3,939,000

Regional Office - CAR	3,357,000	582,000	3,939,000
Region II - Cagayan Valley	5,109,000	409,000	5,518,000

Regional Office - II	5,109,000	409,000	5,518,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	147
DEPARTMENT OF AGRICULTURE

Region III - Central Luzon	4,912,000	579,000		5,491,000

Regional Office - III	4,912,000	579,000		5,491,000
Region IVA - CALABARZON	4,166,000	615,000		4,781,000

Regional Office - IVA	4,166,000	615,000		4,781,000
Region IVB - MIMAROPA	3,911,000	410,000		4,321,000

Regional Office - IVB	3,911,000	410,000		4,321,000
Region V - Bicol	5,597,000	707,000		6,304,000

Regional Office - V	5,597,000	707,000		6,304,000
Region VI - Western Visayas	4,252,000	376,000		4,628,000

Regional Office - VI	4,252,000	376,000		4,628,000
Region VII - Central Visayas	5,314,000	722,000		6,036,000

Regional Office - VII	5,314,000	722,000		6,036,000
Region VIII - Eastern Visayas	4,918,000	596,000		5,514,000

Regional Office - VIII	4,918,000	596,000		5,514,000
Region IX - Zamboanga Peninsula	4,559,000	476,000		5,035,000

Regional Office - IX	4,559,000	476,000		5,035,000
Region X - Northern Mindanao	4,224,000	867,000		5,091,000

Regional Office - X	4,224,000	867,000		5,091,000
Region XI - Davao	5,575,000	550,000		6,125,000

Regional Office - XI	5,575,000	550,000		6,125,000
Region XII - SOCCSKSARGEN	3,125,000	785,000		3,910,000

Regional Office - XII	3,125,000	785,000		3,910,000
Region XIII - CARAGA	3,731,000	577,000		4,308,000

Regional Office - XIII	3,731,000	577,000		4,308,000
LOCALLY-FUNDED AND FOREIGN-ASSISTED SUB-PROGRAM		195,098,000	4,500,000	199,598,000

Project(s)
Locally-Funded Project(s)		123,135,000	4,500,000	127,635,000

Special Area for Agricultural Development Program		123,135,000	4,500,000	127,635,000

148	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Capital Region (NCR)	3,000,000		3,000,000

Central Office	3,000,000		3,000,000
Cordillera Administrative Region (CAR)	20,573,000	1,000,000	21,573,000

Regional Office - CAR	20,573,000	1,000,000	21,573,000
Region IVB - MIMAROPA	11,200,000		11,200,000

Regional Office - IVB	11,200,000		11,200,000
Region V - Bicol	2,000,000		2,000,000

Regional Office - V	2,000,000		2,000,000
Region VI - Western Visayas	20,000,000	1,500,000	21,500,000

Regional Office - VI	20,000,000	1,500,000	21,500,000
Region VII - Central Visayas	15,735,000		15,735,000

Regional Office - VII	15,735,000		15,735,000
Region VIII - Eastern Visayas	2,000,000		2,000,000

Regional Office - VIII	2,000,000		2,000,000
Region X - Northern Mindanao	23,200,000		23,200,000

Regional Office - X	23,200,000		23,200,000
Region XI - Davao	3,500,000		3,500,000

Regional Office - XI	3,500,000		3,500,000
Region XII - SOCCSKSARGEN	827,000		827,000

Regional Office - XII	827,000		827,000
Region XIII - CARAGA	21,100,000	2,000,000	23,100,000

Regional Office - XIII	21,100,000	2,000,000	23,100,000
Foreign-Assisted Project(s)
Fisheries, Coastal Resources and Livelihood Project (FishCORAL)	71,963,000		71,963,000

National Capital Region (NCR)	56,335,000		56,335,000

Central Office	56,335,000		56,335,000

Loan Proceeds	56,335,000		56,335,000
National Capital Region (NCR)	15,628,000		15,628,000

Central Office	15,628,000		15,628,000

GOP Counterpart	15,628,000		15,628,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	149
DEPARTMENT OF AGRICULTURE

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM	345,787,000	997,319,000	202,913,000	1,546,019,000

Monitoring, control and surveillance	47,672,000	488,294,000		535,966,000

National Capital Region (NCR)	16,882,000	353,123,000		370,005,000

Central Office	16,882,000	353,123,000		370,005,000
Region I - Ilocos	1,983,000	9,536,000		11,519,000

Regional Office - I	1,983,000	9,536,000		11,519,000
Cordillera Administrative Region (CAR)		149,000		149,000

Regional Office - CAR		149,000		149,000
Region II - Cagayan Valley	3,655,000	19,323,000		22,978,000

Regional Office - II	3,655,000	19,323,000		22,978,000
Region III - Central Luzon	2,623,000	11,700,000		14,323,000

Regional Office - III	2,623,000	11,700,000		14,323,000
Region IVA - CALABARZON	1,316,000	5,525,000		6,841,000

Regional Office - IVA	1,316,000	5,525,000		6,841,000
Region IVB - MIMAROPA	2,197,000	10,052,000		12,249,000

Regional Office - IVB	2,197,000	10,052,000		12,249,000
Region V - Bicol	4,458,000	10,252,000		14,710,000

Regional Office - V	4,458,000	10,252,000		14,710,000
Region VI - Western Visayas	1,025,000	9,797,000		10,822,000

Regional Office - VI	1,025,000	9,797,000		10,822,000
Region VII - Central Visayas	2,631,000	15,813,000		18,444,000

Regional Office - VII	2,631,000	15,813,000		18,444,000
Region VIII - Eastern Visayas	3,003,000	11,216,000		14,219,000

Regional Office - VIII	3,003,000	11,216,000		14,219,000
Region IX - Zamboanga Peninsula	2,624,000	7,822,000		10,446,000

Regional Office - IX	2,624,000	7,822,000		10,446,000
Region X - Northern Mindanao	321,000	6,956,000		7,277,000

Regional Office - X	321,000	6,956,000		7,277,000
Region XI - Davao	1,027,000	7,118,000		8,145,000

Regional Office - XI	1,027,000	7,118,000		8,145,000

150	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XII - SOCCSKSARGEN	1,316,000	3,754,000	5,070,000

Regional Office - XII	1,316,000	3,754,000	5,070,000
Region XIII - CARAGA	2,611,000	6,158,000	8,769,000

Regional Office - XIII	2,611,000	6,158,000	8,769,000
Quality control and inspection	58,131,000	56,008,000	114,139,000

National Capital Region (NCR)	5,171,000	21,410,000	26,581,000

Central Office	5,171,000	21,410,000	26,581,000
Region I - Ilocos	2,713,000	1,679,000	4,392,000

Regional Office - I	2,713,000	1,679,000	4,392,000
Cordillera Administrative Region (CAR)		481,000	481,000

Regional Office - CAR		481,000	481,000
Region II - Cagayan Valley	3,957,000	1,161,000	5,118,000

Regional Office - II	3,957,000	1,161,000	5,118,000
Region III - Central Luzon	3,915,000	1,544,000	5,459,000

Regional Office - III	3,915,000	1,544,000	5,459,000
Region IVA - CALABARZON	4,538,000	7,383,000	11,921,000

Regional Office - IVA	4,538,000	7,383,000	11,921,000
Region IVB - MIMAROPA	4,321,000	2,923,000	7,244,000

Regional Office - IVB	4,321,000	2,923,000	7,244,000
Region V - Bicol	1,880,000	1,619,000	3,499,000

Regional Office - V	1,880,000	1,619,000	3,499,000
Region VI - Western Visayas	3,516,000	2,150,000	5,666,000

Regional Office - VI	3,516,000	2,150,000	5,666,000
Region VII - Central Visayas	3,998,000	4,099,000	8,097,000

Regional Office - VII	3,998,000	4,099,000	8,097,000
Region VIII - Eastern Visayas	4,471,000	2,200,000	6,671,000

Regional Office - VIII	4,471,000	2,200,000	6,671,000
Region IX - Zamboanga Peninsula	3,916,000	939,000	4,855,000

Regional Office - IX	3,916,000	939,000	4,855,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	151
DEPARTMENT OF AGRICULTURE

Region X - Northern Mindanao	3,278,000	1,837,000	5,115,000

Regional Office - X	3,278,000	1,837,000	5,115,000
Region XI - Davao	3,903,000	1,600,000	5,503,000

Regional Office - XI	3,903,000	1,600,000	5,503,000
Region XII - SOCCSKSARGEN	4,485,000	3,278,000	7,763,000

Regional Office - XII	4,485,000	3,278,000	7,763,000
Region XIII - CARAGA	4,069,000	1,705,000	5,774,000

Regional Office - XIII	4,069,000	1,705,000	5,774,000
Quarantine, registration and licensing	88,164,000	32,601,000	120,765,000

National Capital Region (NCR)	9,049,000	14,160,000	23,209,000

Central Office	9,049,000	14,160,000	23,209,000
Region I - Ilocos	5,333,000	2,678,000	8,011,000

Regional Office - I	5,333,000	2,678,000	8,011,000
Cordillera Administrative Region (CAR)	1,161,000		1,161,000

Regional Office - CAR	1,161,000		1,161,000
Region II - Cagayan Valley	6,002,000	652,000	6,654,000

Regional Office - II	6,002,000	652,000	6,654,000
Region III - Central Luzon	5,690,000	1,314,000	7,004,000

Regional Office - III	5,690,000	1,314,000	7,004,000
Region IVA - CALABARZON	6,220,000	1,156,000	7,376,000

Regional Office - IVA	6,220,000	1,156,000	7,376,000
Region IVB - MIMAROPA	3,418,000	2,992,000	6,410,000

Regional Office - IVB	3,418,000	2,992,000	6,410,000
Region V - Bicol	5,177,000	1,700,000	6,877,000

Regional Office - V	5,177,000	1,700,000	6,877,000
Region VI - Western Visayas	4,993,000	1,308,000	6,301,000

Regional Office - VI	4,993,000	1,308,000	6,301,000
Region VII - Central Visayas	6,085,000	462,000	6,547,000

Regional Office - VII	6,085,000	462,000	6,547,000

152	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VIII - Eastern Visayas	5,023,000	1,245,000	6,268,000

Regional Office - VIII	5,023,000	1,245,000	6,268,000
Region IX - Zamboanga Peninsula	5,298,000	553,000	5,851,000

Regional Office - IX	5,298,000	553,000	5,851,000
Region X - Northern Mindanao	3,012,000	937,000	3,949,000

Regional Office - X	3,012,000	937,000	3,949,000
Region XI - Davao	7,222,000	1,282,000	8,504,000

Regional Office - XI	7,222,000	1,282,000	8,504,000
Region XII - SOCCSKSARGEN	7,263,000	821,000	8,084,000

Regional Office - XII	7,263,000	821,000	8,084,000
Region XIII - CARAGA	7,218,000	1,341,000	8,559,000

Regional Office - XIII	7,218,000	1,341,000	8,559,000
Coastal and inland fisheries resource management	151,820,000	332,073,000	483,893,000

National Capital Region (NCR)	9,388,000	195,025,000	204,413,000

Central Office	9,388,000	195,025,000	204,413,000
Region I - Ilocos	8,343,000	8,640,000	16,983,000

Regional Office - I	8,343,000	8,640,000	16,983,000
Cordillera Administrative Region (CAR)	7,194,000	4,674,000	11,868,000

Regional Office - CAR	7,194,000	4,674,000	11,868,000
Region II - Cagayan Valley	8,914,000	6,546,000	15,460,000

Regional Office - II	8,914,000	6,546,000	15,460,000
Region III - Central Luzon	11,491,000	39,291,000	50,782,000

Regional Office - III	11,491,000	39,291,000	50,782,000
Region IVA - CALABARZON	8,692,000	7,143,000	15,835,000

Regional Office - IVA	8,692,000	7,143,000	15,835,000
Region IVB - MIMAROPA	9,705,000	3,324,000	13,029,000

Regional Office - IVB	9,705,000	3,324,000	13,029,000
Region V - Bicol	10,034,000	9,030,000	19,064,000

Regional Office - V	10,034,000	9,030,000	19,064,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	153
DEPARTMENT OF AGRICULTURE

Region VI - Western Visayas	13,933,000	14,317,000		28,250,000

Regional Office - VI	13,933,000	14,317,000		28,250,000
Region VII - Central Visayas	9,222,000	10,260,000		19,482,000

Regional Office - VII	9,222,000	10,260,000		19,482,000
Region VIII - Eastern Visayas	15,393,000	5,548,000		20,941,000

Regional Office - VIII	15,393,000	5,548,000		20,941,000
Region IX - Zamboanga Peninsula	7,932,000	2,356,000		10,288,000

Regional Office - IX	7,932,000	2,356,000		10,288,000
Region X - Northern Mindanao	6,663,000	6,572,000		13,235,000

Regional Office - X	6,663,000	6,572,000		13,235,000
Region XI - Davao	6,641,000	4,033,000		10,674,000

Regional Office - XI	6,641,000	4,033,000		10,674,000
Region XII - SOCCSKSARGEN	7,176,000	6,015,000		13,191,000

Regional Office - XII	7,176,000	6,015,000		13,191,000
Region XIII - CARAGA	11,099,000	9,299,000		20,398,000

Regional Office - XIII	11,099,000	9,299,000		20,398,000
Projects
Locally-Funded Project(s)		88,343,000	202,913,000	291,256,000

Integrated Marine Environment Monitoring System (IMEMS) Phase 2		58,343,000	202,913,000	261,256,000

National Capital Region (NCR)		58,343,000	202,913,000	261,256,000

Central Office		58,343,000	202,913,000	261,256,000
Operationalization of Fisheries Management Areas (FMAs) Program		30,000,000		30,000,000

National Capital Region (NCR)		30,000,000		30,000,000

Central Office		30,000,000		30,000,000
FISHERIES EXTENSION PROGRAM	37,377,000	428,701,000		466,078,000

Extension Support, Education and Training Services (ESETS)	37,377,000	428,701,000		466,078,000

National Capital Region (NCR)	2,541,000	71,145,000		73,686,000

Central Office	2,541,000	71,145,000		73,686,000

154	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region I - Ilocos	3,188,000	23,698,000	26,886,000

Regional Office - I	3,188,000	23,698,000	26,886,000
Cordillera Administrative Region (CAR)	2,585,000	19,038,000	21,623,000

Regional Office - CAR	2,585,000	19,038,000	21,623,000
Region II - Cagayan Valley	4,000,000	34,481,000	38,481,000

Regional Office - II	4,000,000	34,481,000	38,481,000
Region III - Central Luzon	382,000	19,134,000	19,516,000

Regional Office - III	382,000	19,134,000	19,516,000
Region IVA - CALABARZON	2,286,000	17,019,000	19,305,000

Regional Office - IVA	2,286,000	17,019,000	19,305,000
Region IVB - MIMAROPA	2,468,000	22,630,000	25,098,000

Regional Office - IVB	2,468,000	22,630,000	25,098,000
Region V - Bicol	2,770,000	26,956,000	29,726,000

Regional Office - V	2,770,000	26,956,000	29,726,000
Region VI - Western Visayas	1,841,000	24,329,000	26,170,000

Regional Office - VI	1,841,000	24,329,000	26,170,000
Region VII - Central Visayas	2,137,000	33,769,000	35,906,000

Regional Office - VII	2,137,000	33,769,000	35,906,000
Region VIII - Eastern Visayas	3,333,000	26,867,000	30,200,000

Regional Office - VIII	3,333,000	26,867,000	30,200,000
Region IX - Zamboanga Peninsula		23,710,000	23,710,000

Regional Office - IX		23,710,000	23,710,000
Region X - Northern Mindanao	1,387,000	17,449,000	18,836,000

Regional Office - X	1,387,000	17,449,000	18,836,000
Region XI - Davao	3,188,000	16,413,000	19,601,000

Regional Office - XI	3,188,000	16,413,000	19,601,000
Region XII - SOCCSKSARGEN	2,465,000	22,641,000	25,106,000

Regional Office - XII	2,465,000	22,641,000	25,106,000
Region XIII - CARAGA	2,806,000	29,422,000	32,228,000

Regional Office - XIII	2,806,000	29,422,000	32,228,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	155
DEPARTMENT OF AGRICULTURE

FISHERIES POLICY PROGRAM	17,395,000	17,395,000

Formulation, monitoring and evaluation of policies, plans and programs	17,395,000	17,395,000

National Capital Region (NCR)	14,544,000	14,544,000

Central Office	14,544,000	14,544,000
Region I - Ilocos	1,128,000	1,128,000

Regional Office - I	1,128,000	1,128,000
Cordillera Administrative Region (CAR)	338,000	338,000

Regional Office - CAR	338,000	338,000
Region II - Cagayan Valley	258,000	258,000

Regional Office - II	258,000	258,000
Region III - Central Luzon	25,000	25,000

Regional Office - III	25,000	25,000
Region IVA - CALABARZON	139,000	139,000

Regional Office - IVA	139,000	139,000
Region IVB - MIMAROPA	26,000	26,000

Regional Office - IVB	26,000	26,000
Region V - Bicol	368,000	368,000

Regional Office - V	368,000	368,000
Region VI - Western Visayas	12,000	12,000

Regional Office - VI	12,000	12,000
Region VII - Central Visayas	36,000	36,000

Regional Office - VII	36,000	36,000
Region VIII - Eastern Visayas	40,000	40,000

Regional Office - VIII	40,000	40,000
Region IX - Zamboanga Peninsula	36,000	36,000

Regional Office - IX	36,000	36,000
Region X - Northern Mindanao	27,000	27,000

Regional Office - X	27,000	27,000
Region XI - Davao	25,000	25,000

Regional Office - XI	25,000	25,000

156	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XII - SOCCSKSARGEN				29,000						29,000

Regional Office - XII				29,000						29,000
Region XIII - CARAGA				364,000						364,000

Regional Office - XIII				364,000						364,000

Sub-total, Operations		592,526,000		2,402,568,000				945,759,000		3,940,853,000

TOTAL NEW APPROPRIATIONS	₱	803,893,000	₱	2,923,391,000	₱	44,000	₱	1,009,660,000	₱	4,736,988,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	582,069

Total Permanent Positions	582,069

Other Compensation Common to All
Personnel Economic Relief Allowance	37,512
Representation Allowance	4,770
Transportation Allowance	4,770
Clothing and Uniform Allowance	9,378
Mid-Year Bonus	48,505
Year End Bonus	48,505
Cash Gift	7,815
Productivity Enhancement Incentive	7,815
Step Increment	1,463

Total Other Compensation Common to All	170,533

Other Benefits
PAG-IBIG Contributions	1,885
PhilHealth Contributions	7,036
Employees Compensation Insurance Premiums	1,885
Terminal Leave	32,630

Total Other Benefits	43,436

Non-Permanent Positions	7,855

Total Personnel Services	803,893

Maintenance and Other Operating Expenses
Travelling Expenses	247,856
Training and Scholarship Expenses	407,593

DECEMBER 28, 2020	OFFICIAL GAZETTE	157
DEPARTMENT OF AGRICULTURE

Supplies and Materials Expenses	851,552
Utility Expenses	75,726
Communication Expenses	48,281
Awards/Rewards and Prizes	67,586
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,620
Professional Services	475,202
General Services	122,627
Repairs and Maintenance	180,520
Financial Assistance/Subsidy	100
Taxes, Insurance Premiums and Other Fees	27,301
Labor and Wages	169,573
Other Maintenance and Operating Expenses
Advertising Expenses	13,850
Printing and Publication Expenses	11,567
Representation Expenses	6,915
Transportation and Delivery Expenses	7,081
Rent/Lease Expenses	53,299
Membership Dues and Contributions to Organizations	270
Subscription Expenses	64,911
Donations	20,414
Other Maintenance and Operating Expenses	69,547

Total Maintenance and Other Operating Expenses	2,923,391

Financial Expenses
Bank Charges	44

Total Financial Expenses	44

Total Current Operating Expenditures	3,727,328

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	125,800
Infrastructure Outlay	76,800
Buildings and Other Structures	568,867
Machinery and Equipment Outlay	238,193

Total Capital Outlays	1,009,660

TOTAL NEW APPROPRIATIONS	4,736,988

D. FERTILIZER AND PESTICIDE AUTHORITY

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	147,394,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	34,159,000	₱	18,834,000			₱	52,993,000

158	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations		61,432,000		32,969,000		94,401,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		61,432,000		32,969,000		94,401,000

TOTAL NEW APPROPRIATIONS	₱	95,591,000	₱	51,803,000	₱	147,394,000

Special Provision(s)

1. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2. Reporting and Posting Requirements. The Fertilizer and Pesticide Authority (FPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) FPA’s website.

The FPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,381,000	18,834,000			₱	49,215,000
Administration of Personnel Benefits		3,778,000					3,778,000

Sub-total, General Administration and Support		34,159,000	18,834,000				52,993,000

Operations
Fertilizer and pesticide products and handlers regulated		61,432,000	32,969,000				94,401,000

FERTILIZER AND PESTICIDE REGULATORY PROGRAM		61,432,000	32,969,000				94,401,000

Quality Control and Inspection		44,487,000	16,790,000				61,277,000
Registration and Licensing		16,945,000	13,329,000				30,274,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	159
DEPARTMENT OF AGRICULTURE

Locally-Funded Project(s)				2,850,000		2,850,000

Fortified Organic Fertilizer Development Project				2,850,000		2,850,000

Sub-total, Operations		61,432,000		32,969,000		94,401,000

TOTAL NEW APPROPRIATIONS	₱	95,591,000	₱	51,803,000	₱	147,394,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	71,809

Total Permanent Positions	71,809

Other Compensation Common to All
Personnel Economic Relief Allowance	3,504
Representation Allowance	450
Transportation Allowance	348
Clothing and Uniform Allowance	876
Mid-Year Bonus	5,984
Year End Bonus	5,984
Cash Gift	730
Productivity Enhancement Incentive	730
Step Increment	179

Total Other Compensation Common to All	18,785

Other Benefits
PAG-IBIG Contributions	175
PhilHealth Contributions	814
Employees Compensation Insurance Premiums	175
Loyalty Award	55
Terminal Leave	3,778

Total Other Benefits	4,997

Total Personnel Services	95,591

Maintenance and Other Operating Expenses
Travelling Expenses	10,334
Training and Scholarship Expenses	1,620
Supplies and Materials Expenses	8,078
Utility Expenses	6,190
Communication Expenses	2,705
Confidential, Intelligence and Extraordinary Expenses

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Extraordinary and Miscellaneous Expenses	136
Professional Services	10,737
General Services	2,000
Repairs and Maintenance	1,700
Financial Assistance Subsidy	2,850
Taxes, Insurance Premiums and Other Fees	1,593
Other Maintenance and Operating Expenses
Advertising Expenses	11
Printing and Publication Expenses	750
Representation Expenses	910
Transportation and Delivery Expenses	150
Rent/Lease Expenses	1,989
Subscription Expenses	50

Total Maintenance and Other Operating Expenses	51,803

Total Current Operating Expenditures	147,394

TOTAL NEW APPROPRIATIONS	147,394

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

For general administration and support, support to operations and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	288,003,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,481,000	₱	40,444,000		₱		₱	41,925,000
Support to Operations				7,522,000					7,522,000
Operations		32,078,000		206,073,000			405,000		238,556,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		32,078,000		206,073,000			405,000		238,556,000

TOTAL NEW APPROPRIATIONS	₱	33,559,000	₱	254,039,000		₱	405,000	₱	288,003,000

Special Provision(s)

1. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2. Reporting and Posting Requirements. The National Fisheries Research and Development Institute (NFRDI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NFRDI’s website.

The NFRDI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

DECEMBER 28, 2020	OFFICIAL GAZETTE	161
DEPARTMENT OF AGRICULTURE

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	565,000	₱	40,444,000		₱		₱	41,009,000
Administration of Personnel Benefits		916,000							916,000

Sub-total, General Administration and Support		1,481,000		40,444,000					41,925,000

Support to Operations
Development of organizational policies, plans and procedures				1,279,000					1,279,000
Training and education services				6,243,000					6,243,000

Sub-total, Support to Operations				7,522,000					7,522,000

Operations
Responsive, sustainable and globally competitive fisheries industry through research and development		32,078,000		206,073,000			405,000		238,556,000

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM		32,078,000		206,073,000			405,000		238,556,000

Research and development		32,078,000		206,073,000			405,000		238,556,000

Sub-total, Operations		32,078,000		206,073,000			405,000		238,556,000

TOTAL NEW APPROPRIATIONS	₱	33,559,000	₱	254,039,000		₱	405,000	₱	288,003,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	23,781

Total Permanent Positions	23,781

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Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	318
Mid-Year Bonus	1,982
Year End Bonus	1,982
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	59

Total Other Compensation Common to All	6,467

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	1,993

Total Other Compensation for Specific Groups	1,993

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	276
Employees Compensation Insurance Premiums	63
Terminal Leave	916

Total Other Benefits	1,318

Total Personnel Services	33,559

Maintenance and Other Operating Expenses
Travelling Expenses	25,814
Training and Scholarship Expenses	18,475
Supplies and Materials Expenses	26,601
Utility Expenses	8,011
Communication Expenses	9,246
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	80,485
General Services	6,138
Repairs and Maintenance	3,170
Taxes, Insurance Premiums and Other Fees	20
Labor and Wages	58,467
Other Maintenance and Operating Expenses
Printing and Publication Expenses	814
Representation Expenses	120
Transportation and Delivery Expenses	100
Rent/Lease Expenses	13,071
Membership Dues and Contributions to Organizations	229
Subscription Expenses	2
Other Maintenance and Operating Expenses	3,166

Total Maintenance and Other Operating Expenses	254,039

Total Current Operating Expenditures	287,598

DECEMBER 28, 2020	OFFICIAL GAZETTE	163
DEPARTMENT OF AGRICULTURE

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	405

Total Capital Outlays	405

TOTAL NEW APPROPRIATIONS	288,003

F. NATIONAL MEAT INSPECTION SERVICE

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	427,944,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,207,000	₱	45,753,000		₱	130,000	₱	75,090,000
Operations		166,898,000		185,956,000					352,854,000

MEAT REGULATORY PROGRAM		166,898,000		132,767,000					299,665,000
LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				53,189,000					53,189,000

TOTAL NEW APPROPRIATIONS	₱	196,105,000	₱	231,709,000		₱	130,000	₱	427,944,000

Special Provision(s)

1. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2. Reporting and Posting Requirements. The National Meat Inspection Service (NMIS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NMIS’ website.

The NMIS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,499,000	₱	45,753,000		₱	130,000	₱	62,382,000
Administration of Personnel Benefits		12,708,000							12,708,000

Sub-total, General Administration and Support		29,207,000		45,753,000			130,000		75,090,000

Operations
Meat Safety and Quality Assured		166,898,000		132,767,000					299,665,000

MEAT REGULATORY PROGRAM		166,898,000		132,767,000					299,665,000

MEAT SAFETY AND QUALITY ASSURANCE SUB-PROGRAM		87,484,000		64,566,000					152,050,000

Meat inspection enforcement and deputation services		87,484,000		34,980,000					122,464,000
Meat inspection development services				29,586,000					29,586,000
LICENSING AND REGISTRATION SUB-PROGRAM		79,414,000		68,201,000					147,615,000

Meat establishment licensing services				30,887,000					30,887,000
Meat importers and exporters registration services		79,414,000		37,314,000					116,728,000
Meat Industry Sector Developed				53,189,000					53,189,000

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM				53,189,000					53,189,000

Meat establishment and meat inspection assistance to LGUs services				53,189,000					53,189,000

Sub-total, Operations		166,898,000		185,956,000					352,854,000

TOTAL NEW APPROPRIATIONS	₱	196,105,000	₱	231,709,000		₱	130,000	₱	427,944,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	165
DEPARTMENT OF AGRICULTURE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,567

Total Permanent Positions	139,567

Other Compensation Common to All
Personnel Economic Relief Allowance	6,960
Representation Allowance	1,956
Transportation Allowance	1,956
Clothing and Uniform Allowance	1,740
Mid-Year Bonus	11,630
Year End Bonus	11,630
Cash Gift	1,450
Productivity Enhancement Incentive	1,450
Step Increment	348

Total Other Compensation Common to All	39,120

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,469

Total Other Compensation for Specific Groups	2,469

Other Benefits
PAG-IBIG Contributions	348
PhilHealth Contributions	1,475
Employees Compensation Insurance Premiums	348
Loyalty Award	70
Terminal Leave	12,708

Total Other Benefits	14,949

Total Personnel Services	196,105

Maintenance and Other Operating Expenses
Travelling Expenses	34,711
Training and Scholarship Expenses	27,349
Supplies and Materials Expenses	50,273
Utility Expenses	13,328
Communication Expenses	5,086
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	22,807
General Services Repairs and Maintenance	23,542 10,239

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Financial Assistance/Subsidy	32,000
Taxes, Insurance Premiums and Other Fees	2,031
Other Maintenance and Operating Expenses
Advertising Expenses	306
Printing and Publication Expenses	1,212
Representation Expenses	3,577
Rent/Lease Expenses	530
Subcription Expenses	1,330
Other Maintenance and Operating Expenses	3,270

Total Maintenance and Other Operating Expenses	231,709

Total Current Operating Expenditures	427,814

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	130

Total Capital Outlays	130

TOTAL NEW APPROPRIATIONS	427,944

G. PHILIPPINE CARABAO CENTER

For general administration and support, and operations in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	595,703,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,516,000	₱	25,213,000	₱	50,000	₱		₱	39,779,000
Operations		104,084,000		366,821,000				85,019,000		555,924,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		104,084,000		366,821,000				85,019,000		555,924,000

TOTAL NEW APPROPRIATIONS	₱	118,600,000	₱	392,034,000	₱	50,000	₱	85,019,000	₱	595,703,000

Special Provision(s)

1. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2. Reporting and Posting Requirements. The Philippine Carabao Center (PCC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCC’s website.

The PCC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the

DECEMBER 28, 2020	OFFICIAL GAZETTE	167
DEPARTMENT OF AGRICULTURE

submission of reports is required under existing Iaws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,516,000	₱	25,213,000	₱	50,000	₱		₱	39,779,000

Sub-total, General Administration and Support		14,516,000		25,213,000		50,000				39,779,000

Operations
Carabao-based enterprises enhanced		104,084,000		366,821,000				85,019,000		555,924,000

NATIONAL CARABAO DEVELOPMENT PROGRAM		104,084,000		366,821,000				85,019,000		555,924,000

Formulation, Monitoring and Evaluation of Plans, Programs and Projects		5,373,000		19,447,000				9,119,000		33,939,000
Intensification of the National Upgrading Program		54,221,000		198,807,000						253,028,000
Carabao-Based Enterprise Development				54,555,000				75,900,000		130,455,000

Carabao-Based Enterprise Development				20,455,000						20,455,000
Locally Funded Project
Establishment of Carabao Dairy Centers				34,100,000				75,900,000		110,000,000

Region I - Ilocos				3,100,000				6,900,000		10,000,000

Province of Ilocos Norte				3,100,000				6,900,000		10,000,000
Region II - Cagayan Valley				6,200,000				13,800,000		20,000,000

Province of Isabela				3,100,000				6,900,000		10,000,000
Province of Quirino				3,100,000				6,900,000		10,000,000
Region III - Central Luzon				6,200,000				13,800,000		20,000,000

Province of Aurora				3,100,000				6,900,000		10,000,000
Province of Zambales				3,100,000				6,900,000		10,000,000
Region IVA - CALABARZON				6,200,000				13,800,000		20,000,000

Province of Cavite				3,100,000				6,900,000		10,000,000
Province of Rizal				3,100,000				6,900,000		10,000,000

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Region VI - Western Visayas				3,100,000				6,900,000		10,000,000

Province of Guimaras				3,100,000				6,900,000		10,000,000
Region X - Northern Mindanao				3,100,000				6,900,000		10,000,000

Province of Misamis Occidental				3,100,000				6,900,000		10,000,000
Region XII - SOCCSKSARGEN				3,100,000				6,900,000		10,000,000

Province of Sarangani				3,100,000				6,900,000		10,000,000
Region XIII - CARAGA				3,100,000				6,900,000		10,000,000

Province of Agusan del Sur				3,100,000				6,900,000		10,000,000
Knowledge Management and Support Services		5,186,000		6,499,000						11,685,000
Research for Development		38,642,000		55,600,000						94,242,000
Animal Genetic Resource Conservation and Utilization		662,000		31,913,000						32,575,000

Sub-total, Operations		104,084,000		366,821,000				85,019,000		555,924,000

TOTAL NEW APPROPRIATIONS	₱	118,600,000	₱	392,034,000	₱	50,000	₱	85,019,000	₱	595,703,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary										83,792

Total Permanent Positions										83,792

Other Compensation Common to All
Personnel Economic Relief Allowance										4,512
Representation Allowance										954
Transportation Allowance										954
Clothing and Uniform Allowance										1,128
Mid-Year Bonus										6,983
Year End Bonus										6,983
Cash Gift										940
Productivity Enhancement Incentive										940
Step Increment										209

Total Other Compensation Common to All										23,603

DECEMBER 28, 2020	OFFICIAL GAZETTE	169
DEPARTMENT OF AGRICULTURE

Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	9,787

Total Other Compensation for Specific Groups	9,787

Other Benefits
PAG-IBIG Contributions	224
PhilHealth Contributions	935
Employees Compensation Insurance Premiums	224
Loyalty Award	35

Total Other Benefits	1,418

Total Personnel Services	118,600

Maintenance and Other Operating Expenses
Travelling Expenses	33,280
Training and Scholarship Expenses	43,373
Supplies and Materials Expenses	133,182
Utility Expenses	22,520
Communication Expenses	8,494
Awards/Rewards and Prizes	3,300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	50,131
General Services	15,725
Repairs and Maintenance	24,494
Taxes, Insurance Premiums and Other Fees	6,570
Labor and Wages	35,917
Other Maintenance and Operating Expenses
Advertising Expenses	525
Printing and Publication Expenses	2,375
Representation Expenses	2,860
Transportation and Delivery Expenses	1,310
Rent/Lease Expenses	1,700
Membership Dues and Contributions to Organizations	400
Subscription Expenses	3,887
Other Maintenance and Operating Expenses	1,873

Total Maintenance and Other Operating Expenses	392,034

Financial Expenses
Bank Charges	25
Other Financial Charges	25

Total Financial Expenses	50

Total Current Operating Expenditures	510,684

Capital Outlays
Property, Plant and Equipment Outlay
Animal Outlay	33,000
Building and Other Structures Outlay	16,500
Transportation Equipment Outlay	2,200

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Machinery and Equipment Outlay	33,319

Total Capital Outlays	85,019

TOTAL NEW APPROPRIATIONS	595,703

H. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	345,366,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	28,937,000	₱	48,526,000	₱	20,000	₱	7,015,000	₱	84,498,000
Operations		101,931,000		157,723,000				1,214,000		260,868,000

AGRICULTURAL, MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		101,931,000		157,723,000				1,214,000		260,868,000

TOTAL NEW APPROPRIATIONS	₱	130,868,000	₱	206,249,000	₱	20,000	₱	8,229,000	₱	345,366,000

Special Provision(s)

1. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2. Reporting and Posting Requirements. The Philippine Center for Post-Harvest Development and Mechanization (PHILMECH) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PHILMECH’s website.

The PHILMECH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing Iaws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

PROGRAMS
General Administration and Support

DECEMBER 28, 2020	OFFICIAL GAZETTE	171
DEPARTMENT OF AGRICULTURE

General Management and Supervision	₱	26,579,000	₱	48,526,000	₱	20,000	₱	7,015,000	₱	82,140,000
Administration of Personnel Benefits		2,358,000								2,358,000

Sub-total, General Administration and Support		28,937,000		48,526,000		20,000		7,015,000		84,498,000

Operations
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extension		101,931,000		157,723,000				1,214,000		260,868,000

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM		101,931,000		157,723,000				1,214,000		260,868,000

Formulation, monitoring and evaluation of policies, plans and programs		8,536,000		16,479,000						25,015,000
Extension Support, Education and Training Services		49,977,000		80,558,000				1,214,000		131,749,000
Research and Development		43,418,000		60,686,000						104,104,000

Sub-total, Operations		101,931,000		157,723,000				1,214,000		260,868,000

TOTAL NEW APPROPRIATIONS	₱	130,868,000	₱	206,249,000	₱	20,000	₱	8,229,000	₱	345,366,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	61,340

Total Permanent Positions	61,340

Other Compensation Common to All
Personnel Economic Relief Allowance	2,784
Representation Allowance	1,068
Transportation Allowance	960
Clothing and Uniform Allowance	696
Mid-Year Bonus	5,113
Year End Bonus	5,113
Cash Gift	580
Productivity Enhancement Incentive	580
Step Increment	154

Total Other Compensation Common to All	17,048

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Other Compensation for Specific Groups
Magna Carta for Science & Technology Personnel	18,228
Other Personnel Benefits	300

Total Other Compensation for Specific Groups	18,528

Other Benefits
PAG-IBIG Contributions	139
PhilHealth Contributions	594
Employees Compensation Insurance Premiums	139
Loyalty Award	70
Terminal Leave	2,358

Total Other Benefits	3,300

Non-Permanent Positions	30,652

Total Personnel Services	130,868

Maintenance and Other Operating Expenses
Travelling Expenses	53,487
Training and Scholarship Expenses	11,149
Supplies and Materials Expenses	22,760
Utility Expenses	8,720
Communication Expenses	4,455
Awards/Rewards and Prizes	550
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	69,561
General Services	9,260
Repairs and Maintenance	6,213
Taxes, Insurance Premiums and Other Fees	3,690
Labor and Wages	6,755
Other Maintenance and Operating Expenses
Advertising Expenses	890
Printing and Publication Expenses	2,565
Representation Expenses	1,574
Transportation and Delivery Expenses	145
Rent/Lease Expenses	3,646
Membership Dues and Contributions to Organizations	120
Subscription Expenses	573

Total Maintenance and Other Operating Expenses	206,249

Financial Expenses
Bank Charges	20

Total Financial Expenses	20

Total Current Operating Expenditures	337,137

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and other Structures	500
Machinery and Equipment Outlay	7,015

DECEMBER 28, 2020	OFFICIAL GAZETTE	173
DEPARTMENT OF AGRICULTURE

Furniture, Fixtures and Books Outlay	714

Total Capital Outlays	8,229

TOTAL NEW APPROPRIATIONS	345,366

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

For general administration and support, and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	222,964,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,206,000	₱	13,994,000	₱	15,000	₱		₱	30,215,000
Operations		43,707,000		128,726,000				20,316,000		192,749,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		43,707,000		128,726,000				20,316,000		192,749,000

TOTAL NEW APPROPRIATIONS	₱	59,913,000	₱	142,720,000	₱	15,000	₱	20,316,000	₱	222,964,000

Special Provision(s)

1. Research and Development. All research and development projects funded by the government shall have a farm-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2. Reporting and Posting Requirements. The Philippine Council for Agriculture and Fisheries (PCAF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCAF’s website.

The PCAF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.  Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General administration and Support
General Management and Supervision	₱	13,858,000	₱	13,994,000	₱	15,000	₱	₱	27,867,000

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Administration of Personnel Benefits		2,348,000								2,348,000

Sub-total, General Administration and Support		16,206,000		13,994,000		15,000				30,215,000

Operations
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development		43,707,000		128,726,000				20,316,000		192,749,000

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM		43,707,000		128,726,000				20,316,000		192,749,000

Development and Coordination of Agriculture and Fishery Policies		13,193,000		46,973,000						60,166,000
Planning, Monitoring and Knowledge Management		16,019,000		42,217,000				20,316,000		78,552,000
Partnership Development		14,495,000		39,536,000						54,031,000

Sub-total, Operations		43,707,000		128,726,000				20,316,000		192,749,000

TOTAL NEW APPROPRIATIONS	₱	59,913,000	₱	142,720,000	₱	15,000	₱	20,316,000	₱	222,964,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary										44,790

Total Permanent Positions										44,790

Other Compensation Common to All
Personnel Economic Relief Allowance										2,424
Representation Allowance										192
Transportation Allowance										192
Clothing and Uniform Allowance										606
Mid-Year Bonus										3,732
Year End Bonus										3,732
Cash Gift										505
Productivity Enhancement Incentive										505
Step Increment										112

Total Other Compensation Common to All										12,000

Other Benefits
PAG-IBIG Contributions										121

DECEMBER 28, 2020	OFFICIAL GAZETTE	175
DEPARTMENT OF AGRICULTURE

PhilHealth Contributions	528
Employees Compensation Insurance Premiums	121
Loyalty Award	5
Terminal Leave	2,348

Total Other Benefits	3,123

Total Personnel Services	59,913

Maintenance and Other Operating Expenses
Travelling Expenses	12,931
Training and Scholarship Expenses	9,760
Supplies and Materials Expenses	4,924
Utility Expenses	3,450
Communication Expenses	5,612
Awards/Rewards and Prizes	1,875
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	30,985
General Services	7,100
Repairs and Maintenance	2,737
Taxes, Insurance Premiums and Other Fees	896
Labor and Wages	394
Other Maintenance and Operating Expenses
Advertising Expenses	230
Printing and Publication Expenses	1,915
Representation Expenses	14,905
Rent/Lease Expenses	2,584
Subscription Expenses	50
Donations	29,653
Other Maintenance and Operating Expenses	12,583

Total Maintenance and Other Operating Expenses	142,720

Financial Expenses
Bank Charges	15

Total Financial Expenses	15

Total Current Operating Expenditures	202,648

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	20,316

Total Capital Outlays	20,316

TOTAL NEW APPROPRIATIONS	222,964

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

For general administration and support, support to operations and operations, in support of the modernization of the agriculture and fisheries sector in order to meet the challenges of globalization, as indicated hereunder	₱	403,095,000

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New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	57,318,000	₱	29,951,000	₱	50,000	₱		₱	87,319,000
Support to Operations		10,844,000		5,519,000						16,363,000
Operations		123,606,000		163,607,000				12,200,000		299,413,000

FIBER DEVELOPMENT PROGRAM		80,284,000		152,991,000				12,200,000		245,475,000
FIBER INDUSTRY REGULATORY PROGRAM		43,322,000		10,616,000						53,938,000

TOTAL NEW APPROPRIATIONS	₱	191,768,000	₱	199,077,000	₱	50,000	₱	12,200,000	₱	403,095,000

Special Provision(s)

1.    Research and Development. All research and development projects funded by the government shall have a fare-level application to make production and management systems more efficient, competitive and profitable for farmers in crops, livestock, poultry and/or fisheries.

2.    Reporting and Posting Requirements. The Philippine Fiber Industry Development Authority (PHILFIDA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    PHILFIDA’s website.

The PHILFIDA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,777,000	₱	29,951,000	₱	50,000	₱	₱	81,778,000
Administration of Personnel Benefits		5,541,000							5,541,000

Sub-total, General Administration and Support		57,318,000		29,951,000		50,000			87,319,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	177
DEPARTMENT OF AGRICULTURE

Support to Operations
Formulation and Monitoring of Policies, Plans and Programs		10,844,000		5,519,000			16,363,000

Sub-total, Support to Operations		10,844,000		5,519,000					16,363,000

Operations
Productivity in the fiber industry increased		123,606,000		163,607,000			12,200,000		299,413,000

FIBER DEVELOPMENT PROGRAM		80,284,000		152,991,000			12,200,000		245,475,000

Production Support Services				122,830,000			12,200,000		135,030,000
Extension Support, Education and Training Services		50,767,000		12,891,000					63,658,000
Research and Development		29,517,000		17,270,000					46,787,000
FIBER INDUSTRY REGULATORY PROGRAM		43,322,000		10,616,000					53,938,000

Quality Control and Inspection		29,431,000		8,453,000					37,884,000
Registration and Licensing		13,891,000		2,163,000					16,054,000

Sub-total, Operations		123,606,000		163,607,000			12,200,000		299,413,000

TOTAL NEW APPROPRIATIONS	₱	191,768,000	₱	199,077,000	₱	50,000	₱ 12,200,000	₱	403,095,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,917

Total Permanent Positions	142,917

Other Compensation common to fill
Personnel Economic Relief Allowance	8,352
Representation Allowance	1,182
Transportation Allowance	1,182
Clothing and Uniform Allowance	2,088
Mid-Year Bonus	11,910
Year End Bonus	11,910
Cash Gift	1,740
Productivity Enhancement Incentive	1,740

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Step Increment	358

Total Other Compensation Common to All	40,462

Other Benefits PAG-IBIG Contributions	419
PhilHealth Contributions	1,690
Employees Compensation Insurance Premiums	419
Loyalty Award	320
Terminal Leave	5,541

Total Other Benefits	8,389

Total Personnel Services	191,768

Maintenance and Other Operating Expenses
Travelling Expenses	29,307
Training and Scholarship Expenses	12,728
Supplies and Materials Expenses	62,973
Utility Expenses	6,141
Communication Expenses	4,038
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,202
Professional Services	16,383
General Services	7,604
Repairs and Maintenance	2,315
Taxes, Insurance Premiums and Other Fees	537
Labor and Wages	32,230
Other Maintenance and Operating Expenses
Advertising Expenses	200
Printing and Publication Expenses	1,898
Representation Expenses	7,789
Transportation and Delivery Expenses	1,663
Rent/Lease Expenses	5,946
Membership Dues and Contributions to Organizations	159
Subscription Expenses	25
Other Maintenance and Operating Expenses	5,939

Total Maintenance and Other Operating Expenses	199,077

Financial Expenses
Bank Charges	50

Total Financial Expenses	50

Total Current Operating Expenditures	390,895

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structure Outlay	4,100
Machinery and Equipment Outlay	8,100

Total Capital Outlays	12,200

TOTAL NEW APPROPRIATIONS	403,095

DECEMBER 28, 2020	OFFICIAL GAZETTE	179
DEPARTMENT OF AGRICULTURE

GENERAL SUMMARY

DEPARTMENT OF AGRICULTURE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. Office of the Secretary	₱	3,653,943,000	₱	31,615,247,000	₱	1,190,000	₱	23,389,769,000	₱	58,660,149,000
B. Agricultural Credit Policy Council		38,419,000		38,947,000		11,000		2,717,050,000		2,794,427,000
C. Bureau of Fisheries and Aquatic Resources		803,893,000		2,923,391,000		44,000		1,009,660,000		4,736,988,000
D. Fertilizer and Pesticide Authority		95,591,000		51,803,000						147,394,000
E. National Fisheries Research and Development Institute		33,559,000		254,039,000				405,000		288,003,000
F. National Meat Inspection Service		196,105,000		231,709,000				130,000		427,944,000
G. Philippine Carabao Center		118,600,000		392,034,000		50,000		85,019,000		595,703,000
H. Philippine Center for Post-Harvest Development and Mechanization		130,868,000		206,249,000		20,000		8,229,000		345,366,000
I. Philippine Council for Agriculture and Fisheries		59,913,000		142,720,000		15,000		20,316,000		222,964,000
J. Philippine Fiber Industry Development Authority		191,768,000		199,077,000		50,000		12,200,000		403,095,000

Total New Appropriations, Department of Agriculture	₱	5,322,659,000	₱	36,055,216,000	₱	1,380,000	₱	27,242,778,000	₱	68,622,033,000

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VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱ 1,741,505,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	440,916,000	₱	327,236,000	₱	107,000	₱	87,337,000	₱	855,596,000
Support to Operations		61,195,000		344,894,000				103,000		406,192,000
Operations		391,987,000		87,655,000				75,000		479,717,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM		39,375,000		5,102,000				25,000		44,502,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM		320,347,000		71,879,000				50,000		392,276,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		15,346,000		2,202,000						17,548,000
FISCAL DISCIPLINE AND OPENNESS PROGRAM		16,919,000		8,472,000						25,391,000

TOTAL NEW APPROPRIATIONS	₱	894,098,000	₱	759,785,000	₱	107,000	₱	87,515,000	₱	1,741,505,000

Special Provision(s)

1.    Climate Budget Tagging. The Department of Budget and Management (DBM), in coordination with the Climate Change Commission (CCC) and the Department of the Interior and Local Government (DILG), shall as much as possible ensure that national government agencies, state universities and colleges, and government-owned and-controlled corporations tag their programs and activities on climate change adaptation and mitigation in accordance with the DBM-CCC Joint Memorandum Circular (JMC) No. 2015-01, and local government units (LGUs) tag their climate budget in their annual investment plans pursuant to DBM-CCC-DILG JMC No. 2015 - 01. The results of the budget tagging shall guide the formulation of subsequent budgets to mainstream climate change adaptation and mitigation strategies in the national development process.

2.    National Government-Local Government Unit (NG-LGU) Cost Sharing. In preparation for the implementation of the Supreme Court decision in the case of Mandanas v. Ochoa under G.R. No. 199802, the DBM shall review and update its NG-LGU cost-sharing guidelines on continuing subsidies for services that have already been devolved under the Local Government Code to be used by the Development Budget Coordination Committee (PBGC) in the determination of budget levels, allocation and management of resources, and projection of revenues. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 852, R.A. No. 11518)

3.    Reporting and Posting Requirements. The DBM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTNS; and

(b)    DBM’s website.

DECEMBER 28, 2020	OFFICIAL GAZETTE	181
DEPARTMENT OF BUDGET AND MANAGEMENT

The DBM shall send written notice when said reports have been submitted or posted on its website to the House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	427,180,000	₱	327,236,000	₱	107,000	₱	87,337,000	₱	841,860,000

National Capital Region (NCR)		311,000,000		243,816,000		25,000		77,918,000		632,759,000

Central Office		302,248,000		240,104,000		20,000		77,748,000		620,120,000
Regional Office - NCR		8,752,000		3,712,000		5,000		170,000		12,639,000
Region 1 - Ilocos		5,491,000		5,771,000		5,000		1,741,000		13,008,000

Regional Office - I		5,491,000		5,771,000		5,000		1,741,000		13,008,000
Cordillera Administrative Region (CAR)		8,903,000		3,464,000		5,000		55,000		12,427,000

Regional Office - CAR		8,903,000		3,464,000		5,000		55,000		12,427,000
Region II - Cagayan Valley		7,054,000		4,360,000		5,000		804,000		12,223,000

Regional Office - II		7,054,000		4,360,000		5,000		804,000		12,223,000
Region III - Central Luzon		9,339,000		5,702,000		5,000		972,000		16,018,000

Regional Office - III		9,339,000		5,702,000		5,000		972,000		16,018,000
Region IVA - CALABARZON		9,446,000		3,440,000		5,000				12,891,000

Regional Office - IVA		9,446,000		3,440,000		5,000				12,891,000
Region IVB - MIMAROPA		8,688,000		6,739,000		5,000		210,000		15,642,000

Regional Office - IVB		8,688,000		6,739,000		5,000		210,000		15,642,000
Region V - Bicol		6,692,000		7,620,000		6,000		915,000		15,233,000

Regional Office - V		6,692,000		7,620,000		6,000		915,000		15,233,000

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Region VI - Western Visayas	5,679,000	5,501,000	5,000	562,000	11,747,000

Regional Office - VI	5,679,000	5,501,000	5,000	562,000	11,747,000
Region VII - Central Visayas	6,742,000	5,937,000	6,000	790,000	13,475,000

Regional Office - VII	6,742,000	5,937,000	6,000	790,000	13,475,000
Region VIII - Eastern Visayas	8,357,000	6,697,000	10,000	60,000	15,124,000

Regional Office - VIII	8,357,000	6,697,000	10,000	60,000	15,124,000
Region IX - Zamboanga Peninsula	8,882,000	5,219,000	5,000	454,000	14,560,000

Regional Office - IX	8,882,000	5,219,000	5,000	454,000	14,560,000
Region X - Northern Mindanao	5,550,000	4,586,000	5,000	369,000	10,510,000

Regional Office - X	5,550,000	4,586,000	5,000	369,000	10,510,000
Region XI - Davao	9,107,000	6,608,000	5,000	1,037,000	16,757,000

Regional Office - XI	9,107,000	6,608,000	5,000	1,037,000	16,757,000
Region XII - SOCCSKSARGEN	7,482,000	6,587,000	5,000		14,074,000

Regional Office - XII	7,482,000	6,587,000	5,000		14,074,000
Region XIII - CARAGA	8,768,000	5,189,000	5,000	1,450,000	15,412,000

Regional Office - XIII	8,768,000	5,189,000	5,000	1,450,000	15,412,000
Administration of Personnel Benefits	13,736,000				13,736,000

National Capital Region (NCR)	4,239,000				4,239,000

Central Office	4,239,000				4,239,000
Region I - Ilocos	1,420,000				1,420,000

Regional Office - I	1,420,000				1,420,000
Region IVB - MIMAROPA	2,466,000				2,466,000

Regional Office - IVB	2,466,000				2,466,000
Region IX - Zamboanga Peninsula	2,653,000				2,653,000

Regional Office - IX	2,653,000				2,653,000
Region XI - Davao	2,958,000				2,958,000

Regional Office - XI	2,958,000				2,958,000

Sub-total, General Administration and Support	440,916,000	327,236,000	107,000	87,337,000	855,596,000

Support to Operations
Legal services	24,066,000	3,406,000			27,472,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	183
DEPARTMENT OF BUDGET AND MANAGEMENT

National Capital Region (NCR)	24,066,000	3,406,000		27,472,000

Central Office	24,066,000	3,406,000		27,472,000
Information and communications technology systems services	21,805,000	166,418,000	103,000	188,326,000

National Capital Region (NCR)	21,805,000	166,418,000	103,000	188,326,000

Central Office	21,805,000	166,418,000	103,000	188,326,000
Budget Information and Training Services	15,324,000	10,172,000		25,496,000

National Capital Region (NCR)	15,324,000	10,172,000		25,496,000

Central Office	15,324,000	10,172,000		25,496,000
Project(s)
Locally-Funded Project(s)		164,898,000		164,898,000

Budget Improvement Project		3,551,000		3,551,000

National Capital Region (NCR)		3,551,000		3,551,000

Central Office		3,551,000		3,551,000
Public Financial Management Program		161,347,000		161,347,000

National Capital Region (NCR)		161,347,000		161,347,000

Central Office		161,347,000		161,347,000

Sub-total, Support to Operations	61,195,000	344,894,000	103,000	406,192,000

Operations
Allocative efficiency and operational effectiveness enhanced	375,068,000	79,183,000	75,000	454,326,000

ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM	39,375,000	5,102,000	25,000	44,502,000

Policy formulation, standards-setting and evaluation of management systems improvement and productivity enhancement initiatives	13,696,000	1,868,000	25,000	15,589,000

National Capital Region (NCR)	13,696,000	1,868,000	25,000	15,589,000

Central Office	13,696,000	1,868,000	25,000	15,589,000
Policy formulation, standards-setting, evaluation of organization and staffing modification, compensation, position classification and administration of the unified compensation and position classification system	25,679,000	3,234,000		28,913,000

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National Capital Region (NCR)	25,679,000	3,234,000		28,913,000

Central Office	25,679,000	3,234,000		28,913,000
BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM	320,347,000	71,879,000	50,000	392,276,000

Policy formulation and standard-setting on budget preparation execution, and accountability of the NGAs, GOCCs, SUCs and LGUs	24,290,000	34,714,000		59,004,000

National Capital Region (NCR)	24,290,000	34,714,000		59,004,000

Central Office	24,290,000	34,714,000		59,004,000
Preparation, administration and review of the budget of National Government Agencies, GOCCs, SUCs and LGUs; and policy formulation, standards-setting, and conduct of the results-based performance monitoring, evaluation and reporting	296,057,000	37,165,000	50,000	333,272,000

National Capital Region (NCR)	145,232,000	15,108,000	50,000	160,390,000

Central Office	137,390,000	13,753,000	50,000	151,193,000
Regional Office - NCR	7,842,000	1,355,000		9,197,000
Region I - Ilocos	12,698,000	959,000		13,657,000

Regional Office - I	12,698,000	959,000		13,657,000
Cordillera Administrative Region (CAR)	9,596,000	1,265,000		10,861,000

Regional Office - CAR	9,596,000	1,265,000		10,861,000
Region II - Cagayan Valley	12,675,000	1,215,000		13,890,000

Regional Office - II	12,675,000	1,215,000		13,890,000
Region III - Central Luzon	12,013,000	1,435,000		13,448,000

Regional Office - III	12,013,000	1,435,000		13,448,000
Region IVA - CALABARZON	6,065,000	1,000,000		7,065,000

Regional Office - IVA	6,065,000	1,000,000		7,065,000
Region IVB - MIMAROPA	9,274,000	1,798,000		11,072,000

Regional Office - IVB	9,274,000	1,798,000		11,072,000
Region V - Bicol	7,195,000	1,443,000		8,638,000

Regional Office - V	7,195,000	1,443,000		8,638,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	185
DEPARTMENT OF BUDGET AND MANAGEMENT

Region VI - Western Visayas		13,905,000		1,146,000						15,051,000

Regional Office - VI		13,905,000		1,146,000						15,051,000
Region VII - Central Visayas		8,007,000		1,126,000						9,133,000

Regional Office - VII		8,007,000		1,126,000						9,133,000
Region VIII - Eastern Visayas		11,371,000		1,759,000						13,130,000

Regional Office - VIII		11,371,000		1,759,000						13,130,000
Region IX - Zamboanga Peninsula		7,632,000		1,783,000						9,415,000

Regional Office - IX		7,632,000		1,783,000						9,415,000
Region X - Northern Mindanao		9,814,000		1,371,000						11,185,000

Regional Office - X		9,814,000		1,371,000						11,185,000
Region XI - Davao		10,213,000		2,834,000						13,047,000

Regional Office - XI		10,213,000		2,834,000						13,047,000
Region XII - SOCCSKSARGEN		10,683,000		1,463,000						12,146,000

Regional Office - XII		10,683,000		1,463,000						12,146,000
Region XIII - CARAGA		9,684,000		1,460,000						11,144,000

Regional Office - XIII		9,684,000		1,460,000						11,144,000
LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM		15,346,000		2,202,000						17,548,000

Promulgate Public Expenditure Management (PEM) policies and practices in LGUs		15,346,000		2,202,000						17,548,000

National Capital Region (NCR)		15,346,000		2,202,000						17,548,000

Central Office		15,346,000		2,202,000						17,548,000
Budget improved through sustainable fiscal discipline and fiscal openness		16,919,000		8,472,000						25,391,000

FISCAL DISCIPLINE AND OPENNESS PROGRAM		16,919,000		8,472,000						25,391,000

Formulation and preparation of fiscal, expenditure, and reform frameworks to link the budget with the national development goals, and development and promotion of fiscal transparency and participation standards and strategies		16,919,000		8,472,000						25,391,000

National Capital Region (NCR)		16,919,000		8,472,000						25,391,000

Central Office		16,919,000		8,472,000						25,391,000

Sub-total, Operations		391,987,000		87,655,000				75,000		479,717,000

TOTAL NEW APPROPRIATIONS	₱	894,098,000	₱	759,785,000	₱	107,000	₱	87,515,000	₱	1,741,505,000

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New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	553,891

Total Permanent Positions	553,891

Other Compensation Common to All
Personnel Economic Relief Allowance	22,560
Representation Allowance	11,802
Transportation Allowance	11,802
Clothing and Uniform Allowance	5,640
Honoraria	4,922
Mid-Year Bonus - Civilian	46,160
Year End Bonus	46,160
Cash Gift	4,700
Productivity Enhancement Incentive	4,700
Step Increment	1,386

Total Other Compensation Common to All	159,832

Other Compensation for Specific Groups
Other Personnel Benefits	37,393

Total Other Compensation for Specific Groups	37,393

Other Benefits
PAG-IBIG Contributions	1,128
PhilHealth Contributions	5,064
Employees Compensation Insurance Premiums	1,128
Terminal Leave	13,736

Total Other Benefits	21,056

Non-Permanent Positions	121,926

Total Personnel Services	894,098

DECEMBER 28, 2020	OFFICIAL GAZETTE	187
DEPARTMENT OF BUDGET AND MANAGEMENT

Maintenance and Other Operating Expenses
Travelling Expenses	29,214
Training and Scholarship Expenses	40,389
Supplies and Materials Expenses	61,886
Utility Expenses	54,102
Communication Expenses	30,298
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	7,118
Professional Services	238,183
General Services	102,193
Repairs and Maintenance	41,177
Taxes, Insurance Premiums and Other Fees	12,389
Other Maintenance and Operating Expenses
Advertising Expenses	3,000
Printing and Publication Expenses	31,499
Representation Expenses	15,922
Transportation and Delivery Expenses	131
Rent/Lease Expenses	18,134
Membership Dues and Contributions to Organizations	20
Subscription Expenses	64,691
Other Maintenance and Operating Expenses	9,439

Total Maintenance and Other Operating Expenses	759,785

Financial Expenses
Bank Charges	107

Total Financial Expenses	107

Total Current Operating Expenditures	1,653,990

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	206
Machinery and Equipment Outlay	68,886
Furniture, Fixtures and Books Outlay	17,344
Other Property, Plant and Equipment Outlay	1,079

Total Capital Outlays	87,515

TOTAL NEW APPROPRIATIONS	1,741,505

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	96,437,000

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New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,207,000	₱	10,456,000	₱		₱	26,663,000
Support to Operations		2,309,000		2,659,000		30,433,000		35,401,000
Operations		22,282,000		11,621,000		470,000		34,373,000

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		22,282,000		11,621,000		470,000		34,373,000

TOTAL NEW APPROPRIATIONS	₱	40,798,000	₱	24,736,000	₱	30,903,000	₱	96,437,000

Special Provision(s)

1. Reporting and Posting Requirements. The Government Procurement Policy Board - Technical Support Office (GPPB-TSO) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) GPPB-TSO’s website.

The GPPB-TSO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,207,000	₱	10,456,000	₱		₱	26,663,000

Sub-total, General Administration and Support		16,207,000		10,456,000				26,663,000

Support to Operations
Information and communications technology systems services		2,309,000		2,659,000		3,320,000		8,288,000
Project (s)
Locally-Funded Project(s)						27,113,000		27,113,000

Construction of GPPS Building						27,113,000		27,113,000

Sub-total, Support to Operations		2,309,000		2,659,000		30,433,000		35,401,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	189
DEPARTMENT OF BUDGET AND MANAGEMENT

Operations
Efficient Government Operations		22,282,000		11,621,000		470,000		34,373,000

PROCUREMEMT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM		22,282,000		11,621,000		470,000		34,373,000

Technical and administrative support to the Government Procurement Policy Board thru Legal and Research, Capacity Development and Performance Monitoring Services		22,282,000		11,621,000		470,000		34,373,000

Sub-total, Operations		22,282,000		11,621,000		470,000		34,373,000

TOTAL NEW APPROPRIATIONS	₱	40,798,000	₱	24,736,000	₱	30,903,000	₱	96,437,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								31,095

Total Permanent Positions								31,095

Other Compensation Common to All
Personnel Economic Relief Allowance								1,176
Representation Allowance								480
Transportation Allowance								480
Clothing and Uniform Allowance								294
Honoraria								40
Hid-Year Bonus - Civilian								2,591
Year End Bonus								2,591
Cash Gift								245
Productivity Enhancement Incentive								245
Step Increment								78

Total Other Compensation Common to All								8,220

Other Benefits
PAG-IBIG Contributions								59
PhilHealth Contributions								292
Employees Compensation Insurance Premiums								59

Total Other Benefits								410

Non-Permanent Positions								1,073

Total Personnel Services								40,798

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GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	2,274
Training and Scholarship Expenses	8,887
Supplies and Materials Expenses	2,260
Utility Expenses	1,080
Communication Expenses	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	2,860
General Services	410
Repairs and Maintenance	1,385
Taxes, Insurance Premiums and Other Fees	670
Other Maintenance and Operating Expenses
Advertising Expenses	700
Printing and Publication Expenses	5
Representation Expenses	1,747
Rent/Lease Expenses	950
Subscription Expenses	10
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	24,736

Total Current Operating Expenditures	65,534

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	27,113
Machinery and Equipment Outlay	3,790

Total Capital Outlays	30,903

TOTAL NEW APPROPRIATIONS	96,437

DECEMBER 28, 2020	OFFICIAL GAZETTE	191
DEPARTMENT OF BUDGET AND MANAGEMENT

GENERAL SUMMARY

DEPARTMENT OF BUDGET AND MANAGEMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	894,098,000	₱	759,785,000	₱	107,000	₱	87,515,000	₱	1,741,505,000
B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE		40,798,000		24,736,000				30,903,000		96,437,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF BUDGET AND MANAGEMENT	₱	934,896,000	₱	784,521,000	₱	107,000	₱	118,418,000	₱	1,837,942,000

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GENERAL APPROPRIATIONS ACT, FY 2021

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

For general administration and support, support to operations, and operations, as indicated hereunder	₱	556,381,134,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	6,747,337,000	₱	7,607,168,000	₱	70,000,000	₱	14,424,505,000
Support to Operations		2,398,845,000		839,477,000				3,238,322,000
Operations		428,573,310,000		90,737,750,000		19,407,247,000		538,718,307,000

EDUCATION POLICY DEVELOPMENT PROGRAM		7,663,924,000		264,326,000				7,928,250,000
BASIC EDUCATION INPUTS PROGRAM		15,271,906,000		5,563,949,000		19,340,247,000		40,176,102,000
INCLUSIVE EDUCATION PROGRAM				17,441,071,000		32,000,000		17,473,071,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM		405,614,034,000		65,618,825,000				471,232,859,000
EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM		23,446,000		1,849,579,000		35,000,000		1,908,025,000

TOTAL NEW APPROPRIATIONS	₱	437,719,492,000	₱	99,184,395,000	₱	19,477,247,000	₱	556,381,134,000

Special Provision(s)

1.  Revolving Fund of National Elementary and Secondary Schools for Instructional Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from fees, charges, and assessments collected in the exercise of their functions shall be used to augment the schools’ instructional programs and MODE. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Revolving Fund of National Elementary and Secondary Schools for Manufacturing and Production Programs. The revolving fund constituted from the income earned by national elementary and secondary schools from manufacturing and production programs, including auxiliary services pursuant to L0I No. 1026 dated May 23, 1980 shall be used to: (i) cover expenses directly incurred in said programs; (ii) augment scholarship to students who are directly involved in said programs; and (iii) cover student loans essential to support school-student projects or enterprises. All income earned and corresponding disbursements shall be properly accounted for and recorded in the books of accounts of the implementing units. Disbursements therefrom shall be made in accordance with the existing budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the schools in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

DECEMBER 28, 2020	OFFICIAL GAZETTE	193
DEPARTMENT OF EDUCATION

3. Revolving Fund of Department of Education Training Centers. The revolving fund constituted from the income earned by the DepEd-managed or owned training centers from rentals in the use of their buildings and facilities including board and lodging, shall be used for the MODE and Capital Outlay requirements of the training centers. Disbursements therefrom shall be made in accordance with budgeting, accounting, auditing, and procurement rules and regulations.

Disbursements or expenditures by the said training centers in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

4. Quick Response Fund. The amount appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the replacement, reconstruction, rehabilitation or repair of school buildings and facilities, as well as for the printing and reproduction of damaged learning modules and materials, in order that the situation of the learners affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

Replacement, reconstruction, rehabilitation or repair of school building facilities shall include provisions for access facilities such as, but not limited to, ramps, handrails, tactile paving, toilets, and paved walkways, in compliance with the accessible and universal design principles set by the Department of Public Works and Highways (DPWH).

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 849, R.A. No. 11518)

5. Basic Education Facilities. The amount of Eleven Billion One Hundred Forty Six Million Five Hundred Thirty One Thousand Pesos (₱11,146,531,000) appropriated herein under the Basic Education Facilities shall be allocated, as follows:

(a) Two Billion Nine Hundred Twenty Million Three Hundred Twenty Five Thousand Pesos (₱2,920,325,000) for the construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories; installation or replacement of access facilities such as, but not limited to, ramps, handrails, and tactile paving, in compliance with the accessible and universal design principles set by the DPWH; and the construction of water and sanitation facilities: Provided, that one and a half percent (1.5%) shall be allocated for the construction of basic education facilities for newly created schools: Provided, further, that one percent (1%) shall be used to cover changes in the detailed engineering designs for prior year’s projects: Provided, finally, that the balance shall be equitably distributed to all school divisions based on the number of classroom deficiency in each division.

The amount herein allocated shall be released directly to the DPWH, which shall implement the same based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, access facilities, and water and sanitation facilities identified or prescribed by the DepEd, and evaluated by the DPWH Bureau of Designs and Bureau of Construction in adherence to the universal design principles. Whenever applicable and cost effective, the DPWH shall endeavor to use indigenous and sustainable materials in the construction of its basic education facilities.

Upon effectivity of this Act, the DPWH and DepEd shall prepare a list of projects/facilities which the DPWH cannot implement due to remote location of the school, difficulty of terrain, security issues, and other valid and justifiable reasons. The DPWH and DepEd may then enter into a MOA with the appropriate government agency in the implementation of the project. Provided however, that the construction thereof must still be subject to the original timeline of implementation except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued jointly by the DPWH and DepEd specifically for this purpose:

(b) Four Billion Seven Hundred Six Million One Hundred Thousand Pesos (₱4,706,100,000) for the rehabilitation, renovation, repair and improvement of kindergarten, elementary and secondary school buildings, including all access facilities for persons with disabilities, and repair of water and sanitation facilities;

(c) Fourteen Million Six Hundred Seventy Five Thousand Pesos (₱14,675,000) for Engineering and Administrative Overhead (EAO) expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project managment; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost. Of said amount, Seven Million Three Hundred Thirty Seven Thousand Pesos (₱7,337,000) shall be released directly to the DPWH for the same purpose;

(d) One Billion Eight Hundred Thirty Three Million Five Hundred Fifteen Thousand Pesos (₱l,833,515,000) for the acquisition of school desks, furniture and fixtures to ensure that all newly constructed and existing kindergarten, elementary and secondary school buildings are provided with the corresponding number of school desks, furniture and fixtures.

In the procurement thereof, the DepEd shall: (i) give preference to arts and trade schools and other similar technical or vocational schools with technical capabilities to manufacture and fabricate school desks, furniture and fixtures; and (ii) ensure that ten percent (10%) of this amount is allocated for cooperatives of persons with disabilities while fifteen percent (15%) for other types of cooperatives, subject to the provisions of R.A. No. 9184, its IRR and GPPB guidelines;

(e) One Billion Six Hundred Twenty Eight Million Seventy One Thousand Pesos (₱l,628,071,000) for the amortization or lease payment of public-private partnership school buildings. In no case shall this amount be used for the payment of the private partner’s financial obligations which the government has guaranteed; and

(f) Forty Three Million Eight Hundred Forty Five Thousand Pesos (₱43,845,000) for the annual payment of school buildings constructed by the NHA in accordance with duly executed agreements with DepEd.

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6. Submission of the List and Plan of Basic Education Facilities. Beginning fiscal year 2021, the DepEd shall submit annually to the DBM, the House of Representatives, and the Senate of the Philippines the list, location, and the standards and specifications of Basic Education Facilities for construction: Provided, that the said list has been evaluated by the DPMH Bureau of Designs and Bureau of Construction, and ready for implementation: Provided, further, that the list of Basic Education Facilities to be constructed shall be submitted not later than March 31, 2021 and every year thereafter: Provided, finally, that the appropriations of the DepEd Basic Education Facilities for the next fiscal year shall be based on the said list. The list shall also be posted in the DepEd website. (GENERAL OBSERVATION - President’s Veto Message, December 28, 2020, Volume I-B, page 854, R.A. No. 11518)

7. Allocation for the Bangsamoro Autonomous Region in Muslin Mindanao (BARMM). The DepEd shall ensure that the allocation of BARMM for the school building program/basic education facilities shall be released directly to Bangsamoro Ministry of Basic, Higher and Technical Education (MBHTE-BARMM), through the Office of the Minister of MBHTE-BARMM, based, on the submission by the DepEd of the allocation for BARMM per province, copy furnished said provinces.

The Secretary of Education and the agency’s web administrator or his/her equivalent shall be responsible for ensuring that the amounts allocated for BARMM per province are posted on the DepEd website.

The BARMM shall likewise submit to the DBM and DepEd, either in printed form or by way of electronic document, quarterly reports on the utilization of funds, per province, in the BARMM. The Minister of MBHTE-BARMM and Ministry of BHTE-BARRM’s web administrator or his/her equivalent shall be responsible for ensuring that said quarterly reports are likewise posted on the BARMM website.

8. Acquisition of School Sites. The amount of Sixty Five Million Pesos (₱65,000,000) appropriated herein under Improvement and Acquisition of School Sites shall be used for the acquisition of school sites and sites with existing structures such as, but not limited to, school buildings and other facilities to address school congestion and safety issues, taking into consideration sites donated by LGUs and other stakeholders, and for the payment of compensation for existing school sites pursuant to final and executory decisions of the courts. The fund way also be used for payment for segregation survey, registration and other expenses in the acquisition of school sites.

9. School-Based Feeding Program. The amount appropriated herein under the School-Based Feeding Program (SBFP) shall include the cost of purchasing basic cooking and/or eating utensils, as provided in the applicable DepEd rules and regulations.

10. Special Hardship Allowance. The amount appropriated herein for special hardship allowance shall be used exclusively for teachers exposed to hardship or extreme difficulty in the place of work, teachers assigned to handle multi-grade classes, mobile teachers, and Alternative Learning System (ALS) coordinators based on the guidelines issued jointly by DepEd and the DBM, subject to the fallowing:

(a) Priority shall be given to teachers assigned to hardship posts; and

(b) The aggregate amount of allowance to be given to said teachers at any given time shall not exceed twenty five percent (25%) of their total basic salary for the year.

11. Cash Allowance to Teachers. The amount appropriated herein for Cash Allowance to Teachers shall be used for the payment of Five Thousand Pesos (₱5,000) per classroom teacher for every school year for the purchase of teaching supplies and materials, for internet subscription and other communications expenses, and for an annual medical examination, subject to the guidelines to be issued by DepEd and DBM.

12. Payment of Compensation for Teaching Overload. The amount appropriated herein for honoraria shall be used exclusively to compensate teaching personnel whose teaching load exceeds six (6) hours per day of actual classroom teaching, subject to the guidelines issued by DepEd.

The compensation for teaching overload shall be computed at the same hourly rate of the basic monthly salary of a teacher, plus a premium of twenty five percent (25%) of the hourly rate.

13. World Teachers’ Day Incentive Benefit. The amount appropriated herein under World Teachers’ Day Incentive Benefit shall be granted during the Annual World Teachers’ Day celebration in the amount of One Thousand Pesos (₱1,000) per teacher, subject to the guidelines issued by the DepEd.

14. Creation of Teaching Positions, Recruitment and Appointment of Teachers. DepEd shall ensure the timely creation and allocation of additional teaching positions and appointment of teachers for formal school system (elementary and secondary schools) and non-formal ALS. For this purpose, the DepEd shall observe or comply with the following:

(a) The standards and requirements for teaching positions under the Enhanced Basic Education Information System (EBEIS) for formal school system and the Learner Information System (LIS) for the non-formal as of SY 2020-2021. The DepEd shall annually update the EBEIS and LIS to ensure reliability and accuracy of data;

(b) Submission to the DBM of a request supported by the deployment report prior to the start of the school year to ensure timely issuance of the Notice of Organization, Staffing and Compensation Action (NOSCA);

(c) Selection of teachers based on the Registry of Qualified Applicants and their subsequent appointment upon issuance of the NOSCA with priority given to those previously created but remained unfilled; and

(d) Assignment of teachers by schools division, which shall be identified as their station. Teachers may be transferred within their station to address the imbalances resulting from excess or shortage of teachers by reason of increase or decrease in enrollment.

The Secretary of Education and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that all newly created and unfilled teaching positions, names of newly appointed teachers within the current year, and the respective Schools Division Office Superintendent, categorized by school division, are posted on the DepEd website.

DECEMBER 28, 2020	OFFICIAL GAZETTE	195
DEPARTMENT OF EDUCATION

15.    Employment of Qualified Local Government Unit-Funded or Volunteer Teachers and Displaced Higher Education Institutions and Technical Vocational Institutions Faculty. In the hiring of new teachers, whether to fill vacant or newly created positions in kindergarten to junior high school and ALS, priority shall be given to qualified LGU-funded or volunteer teachers, whether employed by Deped or the LGUs, with due consideration to the number of years of actual teaching experience. In the same manner, priority shall be given to qualified displaced Higher Education Institutions (HEIs) and Technical Vocational Institutions (TVIs) faculty in the senior high school position pursuant to Section 12 of R.A. No. 10533.

16.    Filling Up of Vacant Positions. The DepEd shall take all appropriate measures to fill up its existing vacant teaching and non-teaching positions before December 31, 2021.

For this purpose, the DepEd Secretary is hereby mandated to submit quarterly status reports to the Senate Committee on Basic Education and the House Committee on Basic Education and Culture of the implementation of this provision, not later than the tenth day after the close of the quarter.

17.    Provision of Learning Resources. The amount appropriated herein for learning resources such as textbooks, instructional materials, learning tools and equipment, information and communications technology packages, and video and sound recordings shall be released to the DepEd Central Office. The purchase of textbooks and other instructional materials shall be prescribed by the DepEd pursuant to R.A. No. 8047 or the ‘Book Publishing Industry Development Act,’ R.A. No. 10533 or the “Enhanced Basic Education Act of 2013,” R.A. No. 9155 or the “Governance of Basic Education Act of 2001,” R.A. No. 9184 or the “Government Procurement Reform Act,” and other applicable laws.

The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein under the Textbooks and other Instructional Materials shall be used for learners with disabilities enrolled in the formal school system and the Alternative Learning System. This provision on learning resources shall include multiple platforms using electronic and online modes of delivery: legal mandates of the United Nations Convention on the Rights of Persons with Disabilities (UNCRPD) particularly on accessibility, universal design, and inclusive education: legal mandates of R.A. No. 10533, R A. No. 10410 or the ‘Early Years Act (EYA) of 2013.” and the mother tongue-based of multilingual education (MTO-MLE Policy) for Filipino sign Language; and the needs of planned learning resource centers, as well as individual learner material needs. These learning materials shall also include the delivery of personal safety lessons to learners with disabilities.

18.    The K to 12 Curriculum. The DepEd shall include in its k to 12 curriculum modules on Epikong Bayan and indigenous knowledge systems pertaining to agriculture, environment, and tangible and intangible cultural heritage. The DepEd shall also ensure that the laws in the protection of the environment, climate change adaptation and mitigation, and disaster risk reduction and management are integrated in the regular subjects both in public and private schools.

19.    Quality Assurance of Learning Modules. The DepEd shall ensure that quality assurance protocols are in place and being strictly implemented at every level of production of self-learning modules (SLMs), whether they emanate from the Central Office or from private schools and other learning institutions. They shall be free from any errors and other mishaps. The DepEd error match initiative shall work proactively, and not only conduct conformance review to erroneous learning modules already released to the students but also to those that are still in the early stages of production. Erroneous modules shall be immediately rectified or withdrawn and replaced without hampering the learning schedule of the students.

In order to avoid incidents similar to this, the quality of learning modules shall be included as a key performance indicator in the succeeding budget of the DepEd.

20.    Appropriations for In-Service Training. The amount of Six Hundred Seventy Five Million Two Hundred Twelve Thousand Pesos (₱675,212,000) appropriated herein under Human Resource Development for Personnel in Schools and Learning Centers shall be used for the in-service training and other learning and development interventions of public school teachers, administrators, and education support personnel to upgrade their competence based on their professional standards, and other subjects pertinent to the effective exercise of educational functions in accordance with R.A. No. 9155. Furthermore, the training program shall include the special training of teachers who are chosen to teach age- and development-appropriate reproductive health and HIV education under Section 14 of R.A. No. 10354 or “The Responsible Parenthood and Reproductive Health Act of 2012” and Section 12 of R.A. No. 11166 or the “Philippine HIV and AIDS Policy Act.”

The DepEd shall work closely with teacher training institutions in the SUCs such as the University of the Philippines, Philippine normal University, Development Academy of the Philippines, relevant government agencies and other institutions of similarly high repute, including private institutions in accordance with Item 9 of LOT No. 1487, s. 1985. subject to pertinent DepEd policies, rules and guidelines, as well as relevant issuances in engaging partners and learning service providers.

21.    Alternative Learning System. The amount of at least Five Hundred Fifty Nine Million Pesos (₱559,000.000) appropriated herein under the Flexible Learning Options shall be used for the implementation of the Alternative Learning System (ALS) programs including the delivery of ALS services, operation of ALS community learning centers, and the payment of transportation and teaching aid allowance for ALS teachers and community ALS implementors. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 849, R.A. No. 11518)

22.    Government Assistance and Subsidies. The amount of Twenty Six Billion Eight Hundred Thirty Million Six Hundred ninety Five Thousand Pesos (₱26,830,695,000) appropriated herein for Government Assistance and Subsidies shall be allocated as follows:

(a)    Eleven Billion Two Hundred Thirty Six Million One Hundred One Thousand Pesos (₱11,236,101,000) for the implementation of the Education Service Contracting (ESC) Program in private junior high schools. In the selection of grantees, priority shall be given to graduates of public elementary schools. The ESC Programs shall adopt a performance-based accreditation or certification for participating private junior high schools;

196	OFFICIAL GAZETTE	VOL. 116, NO. 52
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(b) Thirteen Billion Six Hundred Ninety Two Million One Hundred Eighty Thousand Pesos (₱13,692,180,000) for the implementation of the Senior High School (SHS) Voucher Program to enable qualified students, as determined by DepEd, to enroll in private secondary schools, private HEIs, and private TVIs authorized to offer the SHS program;

(c) Seven Hundred Forty Two Million Four Hundred Fifty Four Thousand Pesos (₱742,454,000) for the implementation of the SHS Voucher Program to enable qualified students, as determined by DepEd, to enroll in non-DepEd public schools such as state and local universities and colleges and public TVIs authorized to offer the SHS program; and

(d) One Billion One Hundred Fifty Nine Million Nine Hundred Sixty Thousand Pesos (₱1,159,960,000) for the implementation of a Joint Delivery Voucher Program to enable selected public SHS students taking the Technical Vocational and Livelihood (TVL) track, to take their TVL subjects in private or non-DepEd schools and institutions, subject to the guidelines issued by DepEd.

The implementation of the ESC and SHS Voucher Programs, as well as other programs of Government Assistance and Subsidies shall be subject to the issuance of policies and guidelines by DepEd and shall be jointly managed by DepEd and the Private Education Assistance Committee (PEAC) with the exception of the Joint Delivery Voucher Program which shall be solely managed by DepEd. Implementation of the above-mentioned programs with government agencies and other institutions such as TESDA may also be allowed.

DepEd shall ensure that a list of the schools and institutions participating in the ESC, SHS Voucher, and Joint Delivery Voucher Programs, respectively, is posted on the DepEd website. For programs jointly managed with PEAC, the respective list shall also be posted on the PEAC website.

23. Conservation and Restoration of Gabaldon School Buildings and other Heritage School Buildings. The heritage school buildings, such as Gabaldon school buildings, shall be conserved and restored as part of the preservation of the country’s cultural heritage in accordance with R.A. No. 11194 and its IRR.

For this purpose, the DepEd shall coordinate with the National Commission for Culture and the Arts, the National Historical Commission of the Philippines, and the National Museum of the Philippines for a review of the list of Gabaldon school buildings to be conserved and restored.

24. Last Mile Schools Program. The amount of One Billion Five Hundred Million Pesos (₱1,500,000,000) appropriated herein under the Last Mile Schools Program shall be released directly to DepEd for the following:

(a) Construction, replacement, and completion of kindergarten, elementary and secondary school buildings and technical vocational laboratories in the Last Mile Schools, which must include school furniture and cabinets, and the construction of water and sanitation facilities, and installation of solar panels; and

(b) Construction of Administration and Climate Change Emergency Storage and Shelter (ACCESS) building which may include the principal’s office, faculty room, library, and multipurpose room, among others, to be used as shelter and storage of school equipment, tools, materials and supplies in times of calamities, or used as dormitories for teachers or students whose homes are located in far-flung areas.

DepEd shall implement the Last Mile Schools Program based on the list, location, and the standards and specifications of school buildings, technical vocational laboratories, and water and sanitation facilities identified or prescribed by the Department. Whenever applicable and cost effective, the DepEd shall endeavor to use indigenous or alternative sustainable materials in the construction of the Last Mile Schools facilities.

Upon effectivity of this Act, the DepEd shall prepare a list of projects/facilities from among the Last Mile Schools, which cannot be implemented due to remote location of the school, difficulty of terrain, security issues, or other valid and justifiable reasons. In the implementation of the project, the DepEd may enter into a MOA with the AFP, other appropriate government agency, or LGUs with capability to implement the project, subject to Section 89 of the General Provisions in this Act. Provided however, that the implementation thereof must still be subject to the original timeline of construction except in cases of unforeseen or fortuitous events, subject to the guidelines to be issued by the DepEd specifically for this purpose.

One percent (1%) of the amount appropriated shall be used for the EAO expenses which shall be limited to: (i) administrative overhead including the hiring of individuals engaged through job orders or contracts of service or such other engagement of personnel without employer-employee relationship; (ii) pre-construction activities after detailed engineering; (iii) construction project management; (iv) testing and quality control; (v) acquisition, rehabilitation, and repair of related equipment and parts; and (vi) contingencies in relation to pre-construction activities. The EAO expenses shall be treated or booked-up as capitalized expenditures and form part of the project cost.

25. Pool of Registered Guidance Counselors. The DepEd shall provide, implement and monitor a mental health policy for students, in accordance with R.A. No. 11036 or the “Mental Health Act.” A pool of registered guidance counselors shall be established and facilitated to gather and train guidance-designates and peer facilitators within a specific administrative division of DepEd.

26. Administrative Overhead Expenses. The DepEd is authorized to deduct the amount equivalent to one and one-half percent (1 1/2%) of the total costs for the following projects/programs: (i) technical-vocational livelihood learning tools and science and mathematics equipment; (ii) DepEd computerization program; (iii) textbooks and teaching materials; and (iv) school furniture, to be used for administrative overhead expenses (AOE) for the conduct of the following activities:

(a) Inspection, testing, quality control and acceptance of procured goods;

(b) Freight, handling, transportation, warehousing, inventory management, physical distribution and monitoring of deliveries;

(c) Hiring of individuals engaged through job-orders or contracts of service or such other engagement of personnel or outsourced service providers for the freight, handling, transportation, warehousing, inventory management, physical distribution and monitoring of deliveries;

DECEMBER 28, 2020	OFFICIAL GAZETTE	197
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(d) Maintenance and other operating expenses; and

(e) Contingencies in relation to the foregoing activities.

The AOE shall be treated or booked-up as capitalized expenditures and form part of the project cost.

[ ~~27. Cash Budgeting System. The appropriations authorized herein for the following programs, activities and projects (P/A/Ps) are exempted from the annual cash-based—appropriations as their implementation is dependent on a school year—basis which cuts across two (21 fiscal years:~~

~~a. Government Assistance and Subsidies~~

~~1. ESC Program for Private Junior High Schools (per R.A. No. 8545)~~

~~2. Voucher Program for Private Senior High School (per R.A. No. 10533)~~

~~3. Voucher Program for Non-DepEd Public High School (per R.A. No. 10533)~~

~~4.  Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations~~

~~b. School-Based Feeding Program~~

~~c. Learning Tools and Equipment~~

~~d. Textbooks and other Instructional Materials~~

~~e. Operation of Schools—Maintenance and Other Operating Expenses~~

~~Therefore, the validity of the amounts appropriated herein for the aforementioned P/A/Ps shall be extended to the succeeding fiscal year, and shall be made available for release, and valid for obligation and disbursement until December 31, 2022.~~ ] (DIRECT VETO-President’s Veto Message, December 28, 2020, Volume 1-B, page 845, R.A. No. 11518)

28. Reporting and Posting Requirements. The DepEd shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DepEd’s website.

The DepEd shall send written notice when said reports have been submitted or posted on its website to the DBM. House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

29. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	6,747,337,000	₱	7,607,168,000	70,000,000	₱	14,424,505,000

General Management and Supervision		5,077,772,000		7,607,168,000	70,000,000		12,754,940,000

National Capital Region (NCR)		524,079,000		4,979,777,000	70,000,000		5,573,856,000

Central Office		217,206,000		4,754,325,000	70,000,000		5,041,531,000
Regional Office - NCR		39,415,000		43,293,000			82,708,000
Division of Caloocan		14,776,000		18,383,000			33,159,000

Division Office- Proper		14,776,000		18,383,000			33,159,000
Division of Las Pinas		14,607,000		8,963,000			23,570,000

Division Office - Proper		14,607,000		8,963,000			23,570,000

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Division of Makati	11,168,000	8,819,000	19,987,000

Division Office - Proper	11,168,000	8,819,000	19,987,000
Division of Malabon City	14,997,000	7,383,000	22,380,000

Division Office - Proper	14,997,000	7,383,000	22,380,000
Division of Mandaluyong	14,932,000	11,632,000	26,564,000

Division Office - Proper	14,932,000	11,632,000	26,564,000
Division of Manila	19,663,000	25,631,000	45,294,000

Division Office - Proper	19,663,000	25,631,000	45,294,000
Division of Marikina	13,923,000	7,819,000	21,742,000

Division Office - Proper	13,923,000	7,819,000	21,742,000
Division of Muntinlupa	13,320,000	7,334,000	20,654,000

Division Office - Proper	13,320,000	7,334,000	20,654,000
Division of Mavotas City	15,292,000	5,891,000	21,183,000

Division Office - Proper	15,292,000	5,891,000	21,183,000
Division of Parañaque City	15,718,000	8,258,000	23,976,000

Division Office - Proper	15,718,000	8,258,000	23,976,000
Division of Pasay City	18,415,000	7,132,000	25,547,000

Division Office - Proper	18,415,000	7,132,000	25,547,000
Division of Pasig City	12,855,000	10,653,000	23,508,000

Division Office - Proper	12,855,000	10,653,000	23,508,000
Division of Quezon City	55,661,000	29,403,000	85,064,000

Division Office - Proper	55,661,000	29,403,000	85,064,000
Division of San Juan City	9,336,000	3,527,000	12,863,000

Division Office - Proper	9,336,000	3,527,000	12,863,000
Division of Taguig and Pateros	9,624,000	11,349,000	20,973,000

Division Office - Proper	9,624,000	11,349,000	20,973,000
Division of Valenzuela City	13,171,000	9,982,000	23,153,000

Division Office - Proper	13,171,000	9,982,000	23,153,000
Region I - Ilocos	522,405,000	165,643,000	688,048,000

Regional Office - I	29,106,000	39,758,000	68,864,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	199
DEPARTMENT OF EDUCATION

Division of Alaminos City	17,252,000	4,172,000	21,424,000

Division Office - Proper	17,252,000	4,172,000	21,424,000
Division of Batac City	13,472,000	3,472,000	16,944,000

Division Office - Proper	13,472,000	3,472,000	16,944,000
Division of Candon City	15,984,000	3,581,000	19,565,000

Division Office - Proper	15,984,000	3,581,000	19,565,000
Division of Dagupan City	22,429,000	5,481,000	27,910,000

Division Office - Proper	22,429,000	5,481,000	27,910,000
Division of Ilocos Norte	42,124,000	11,004,000	53,128,000

Division Office - Proper	42,124,000	11,004,000	53,128,000
Division of Ilocos Sur	62,416,000	13,255,000	75,671,000

Division Office - Proper	62,416,000	13,255,000	75,671,000
Division of La Union	58,833,000	13,730,000	72,563,000

Division Office - Proper	58,833,000	13,730,000	72,563,000
Division of Laoag City	18,323,000	4,703,000	23,026,000

Division Office - Proper	18,323,000	4,703,000	23,026,000
Division of Pangasinan I	76,285,000	25,738,000	102,023,000

Division Office - Proper	76,285,000	25,738,000	102,023,000
Division of Pangasinan II	80,863,000	21,560,000	102,423,000

Division Office - Proper	80,863,000	21,560,000	102,423,000
Division of San Carlos City	28,974,000	6,116,000	35,090,000

Division Office - Proper	28,974,000	6,116,000	35,090,000
Division of San Fernando City	15,161,000	4,060,000	19,221,000

Division Office - Proper	15,161,000	4,060,000	19,221,000
Division of Urdaneta City	24,993,000	5,317,000	30,310,000

Division Office - Proper	24,993,000	5,317,000	30,310,000
Division of Vigan City	16,190,000	3,696,000	19,886,000

Division Office - Proper	16,190,000	3,696,000	19,886,000
Cordillera Administrative Region (CAR)	209,430,000	92,016,000	301,446,000

Baguio Teachers Camp	22,320,000	2,979,000	25,299,000
Regional Office - CAR	30,327,000	31,319,000	61,646,000

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Division of Abra	22,125,000	8,230,000	30,355,000

Division Office - Proper	22,125,000	8,230,000	30,355,000
Division of Apayao	19,901,000	6,029,000	25,930,000

Division Office - Proper	19,901,000	6,029,000	25,930,000
Division of Baguio City	13,637,000	6,932,000	20,569,000

Division Office - Proper	13,637,000	6,932,000	20,569,000
Division of Benguet	16,361,000	10,632,000	26,993,000

Division Office - Proper	16,361,000	10,632,000	26,993,000
Division of Ifugao	21,454,000	7,344,000	28,798,000

Division Office - Proper	21,454,000	7,344,000	28,798,000
Division of Kalinga	20,858,000	5,805,000	26,663,000

Division Office - Proper	20,858,000	5,805,000	26,663,000
Division of Mt. Province	27,180,000	7,490,000	34,670,000

Division Office - Proper	27,180,000	7,490,000	34,670,000
Division of Tabuk City	15,267,000	5,256,000	20,523,000

Division Office - Proper	15,267,000	5,256,000	20,523,000
Region II - Cagayan Valley	201,338,000	120,069,000	321,407,000

Regional Office - II	29,308,000	30,133,000	59,441,000
Division of Batanes	13,001,000	3,469,000	16,470,000

Division Office - Proper	13,001,000	3,469,000	16,470,000
Division of Cagayan	20,529,000	22,944,000	43,473,000

Division Office - Proper	20,529,000	22,944,000	43,473,000
Division of Cauayan City	13,697,000	5,036,000	18,733,000

Division Office - Proper	13,697,000	5,036,000	18,733,000
Division of Ilagan City	16,224,000	5,649,000	21,873,000

Division Office - Proper	16,224,000	5,649,000	21,873,000
Division of Isabela	32,727,000	24,688,000	57,415,000

Division Office - Proper	32,727,000	24,688,000	57,415,000
Division of Nueva Vizcaya	21,956,000	11,076,000	33,032,000

Division Office - Proper	21,956,000	11,076,000	33,032,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	201
DEPARTMENT OF EDUCATION

Division of Quirino	24,047,000	7,100,000	31,147,000

Division Office - Proper	24,047,000	7,100,000	31,147,000
Division of Santiago City	13,223,000	4,836,000	18,059,000

Division Office - Proper	13,223,000	4,836,000	18,059,000
Division of Tuguegarao City	16,626,000	5,138,000	21,764,000

Division Office - Proper	16,626,000	5,138,000	21,764,000
Region III - Central Luzon	301,000,000	270,013,000	571,013,000

Regional Office - III	30,699,000	54,784,000	85,483,000
Division of Angeles City	11,753,000	7,959,000	19,712,000

Division Office - Proper	11,753,000	7,959,000	19,712,000
Division of Aurora	22,278,000	7,306,000	29,584,000

Division Office - Proper	22,278,000	7,306,000	29,584,000
Division of Balanga City	10,928,000	3,951,000	14,879,000

Division Office - Proper	10,928,000	3,951,000	14,879,000
Division of Bataan	16,226,000	12,538,000	28,764,000

Division Office - Proper	16,226,000	12,538,000	28,764,000
Division of Bulacan	22,449,000	31,915,000	54,364,000

Division Office - Proper	22,449,000	31,915,000	54,364,000
Division of Cabanatuan City	12,923,000	6,184,000	19,107,000

Division Office - Proper	12,923,000	6,184,000	19,107,000
Division of Gapan City	10,191,000	4,821,000	15,012,000

Division Office - Proper	10,191,000	4,821,000	15,012,000
Division of Mabalacat City	8,124,000	5,950,000	14,074,000

Division Office - Proper	8,124,000	5,950,000	14,074,000
Division of Malolos City	9,987,000	5,907,000	15,894,000

Division Office - Proper	9,987,000	5,907,000	15,894,000
Division of Meycauayan City	8,982,000	4,967,000	13,949,000

Division Office - Proper	8,982,000	4,967,000	13,949,000
Division of Muñoz Science City	9,109,000	4,017,000	13,126,000

Division Office - Proper	9,109,000	4,017,000	13,126,000

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Division of Nueva Ecija	23,705,000	26,398,000	50,103,000

Division Office - Proper	23,705,000	26,398,000	50,103,000
Division of Olongapo City	14,573,000	6,133,000	20,706,000

Division Office - Proper	14,573,000	6,133,000	20,706,000
Division of Pampanga	13,040,000	26,243,000	39,283,000

Division Office - Proper	13,040,000	26,243,000	39,283,000
Division of San Fernando City	13,406,000	6,754,000	20,160,000

Division Office - Proper	13,406,000	6,754,000	20,160,000
Division of San Jose City	11,140,000	4,912,000	16,052,000

Division Office - Proper	11,140,000	4,912,000	16,052,000
Division of San Jose del Monte City	9,588,000	9,253,000	18,841,000

Division Office - Proper	9,588,000	9,253,000	18,841,000
Division of Tarlac	12,929,000	20,060,000	32,989,000

Division Office - Proper	12,929,000	20,060,000	32,989,000
Division of Tarlac City	13,589,000	6,974,000	20,563,000

Division Office - Proper	13,589,000	6,974,000	20,563,000
Division of Zambales	15,381,000	12,987,000	28,368,000

Division Office - Proper	15,381,000	12,987,000	28,368,000
Region IVA - CALABARZON	394,125,000	309,384,000	703,509,000

Regional Office - IVA	29,967,000	57,792,000	87,759,000
Division of Antipolo City	16,753,000	12,008,000	28,761,000

Division Office - Proper	16,753,000	12,008,000	28,761,000
Division of Bacoor City	10,378,000	7,240,000	17,618,000

Division Office - Proper	10,378,000	7,240,000	17,618,000
Division of Batangas	28,150,000	29,642,000	57,792,000

Division Office - Proper	28,150,000	29,642,000	57,792,000
Division of Batangas City	17,377,000	7,041,000	24,418,000

Division Office - Proper	17,377,000	7,041,000	24,418,000
Division of Biñan City	16,262,000	6,020,000	22,282,000

Division Office - Proper	16,262,000	6,020,000	22,282,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	203
DEPARTMENT OF EDUCATION

Division of Cabuyao City	16,557,000	5,738,000	22,295,000

Division Office - Proper	16,557,000	5,738,000	22,295,000
Division of Calamba City	16,181,000	8,023,000	24,204,000

Division Office - Proper	16,181,000	8,023,000	24,204,000
Division of Cavite	21,952,000	26,605,000	48,557,000

Division Office - Proper	21,952,000	26,605,000	48,557,000
Division of Cavite City	13,084,000	4,169,000	17,253,000

Division Office - Proper	13,084,000	4,169,000	17,253,000
Division of Dasmariñas City	14,292,000	9,686,000	23,978,000

Division Office - Proper	14,292,000	9,686,000	23,978,000
Division of General Trias City	14,371,000	6,145,000	20,516,000

Division Office - Proper	14,371,000	6,145,000	20,516,000
Division of Imus City	11,244,000	6,374,000	17,618,000

Division Office - Proper	11,244,000	6,374,000	17,618,000
Division of Laguna	18,790,000	25,315,000	44,105,000

Division Office - Proper	18,790,000	25,315,000	44,105,000
Division of Lipa City	16,074,000	7,055,000	23,129,000

Division Office - Proper	16,074,000	7,055,000	23,129,000
Division of Lucena City	15,501,000	5,893,000	21,394,000

Division Office - Proper	15,501,000	5,893,000	21,394,000
Division of Quezon	32,232,000	35,054,000	67,286,000

Division Office - Proper	32,232,000	35,054,000	67,286,000
Division of Rizal	21,059,000	27,787,000	48,846,000

Division Office - Proper	21,059,000	27,787,000	48,846,000
Division of San Pablo City	16,921,000	6,459,000	23,380,000

Division Office - Proper	16,921,000	6,459,000	23,380,000
Division of Sta. Rosa City	16,854,000	5,961,000	22,815,000

Division Office - Proper	16,854,000	5,961,000	22,815,000
Division of Tanauan City	16,291,000	5,427,000	21,718,000

Division Office - Proper	16,291,000	5,427,000	21,718,000

204	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Tayabas City	13,835,000	3,950,000	17,785,000

Division Office - Proper	13,835,000	3,950,000	17,785,000
Region IVB - MIMAROPA	162,740,000	112,691,000	275,431,000

Regional Office - IVB	27,152,000	31,324,000	58,476,000
Division of Calapan City	16,032,000	5,145,000	21,177,000

Division Office - Proper	16,032,000	5,145,000	21,177,000
Division of Marinduque	18,546,000	8,259,000	26,805,000

Division Office - Proper	18,546,000	8,259,000	26,805,000
Division of Occidental Mindoro	24,692,000	12,310,000	37,002,000

Division Office - Proper	24,692,000	12,310,000	37,002,000
Division of Oriental Mindoro	19,443,000	16,490,000	35,933,000

Division Office - Proper	19,443,000	16,490,000	35,933,000
Division of Palawan	24,923,000	22,552,000	47,475,000

Division Office - Proper	24,923,000	22,552,000	47,475,000
Division of Puerto Princesa City	13,542,000	6,957,000	20,499,000

Division Office - Proper	13,542,000	6,957,000	20,499,000
Division of Romblon	18,410,000	9,654,000	28,064,000

Division Office - Proper	18,410,000	9,654,000	28,064,000
Region V - Bicol	397,778,000	198,446,000	596,224,000

Regional Office - V	30,171,000	41,349,000	71,520,000
Division of Albay	34,814,000	19,906,000	54,720,000

Division Office - Proper	34,814,000	19,906,000	54,720,000
Division of Camarines Norte	30,008,000	13,616,000	43,624,000

Division Office - Proper	30,008,000	13,616,000	43,624,000
Division of Camarines Sur	67,039,000	36,925,000	103,964,000

Division Office - Proper	67,039,000	36,925,000	103,964,000
Division of Catanduanes	30,815,000	9,618,000	40,433,000

Division Office - Proper	30,815,000	9,618,000	40,433,000
Division of Iriga City	16,204,000	4,897,000	21,101,000

Division Office - Proper	16,204,000	4,897,000	21,101,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	205
DEPARTMENT OF EDUCATION

Division of Legazpi City	18,076,000	5,731,000	23,807,000

Division Office - Proper	18,076,000	5,731,000	23,807,000
Division of Ligao City	18,640,000	5,182,000	23,822,000

Division Office - Proper	18,640,000	5,182,000	23,822,000
Division of Masbate	44,701,000	21,816,000	66,517,000

Division Office - Proper	44,701,000	21,816,000	66,517,000
Division of Masbate City	18,207,000	4,896,000	23,103,000

Division Office - Proper	18,207,000	4,896,000	23,103,000
Division of Naga City	19,113,000	5,836,000	24,949,000

Division Office - Proper	19,113,000	5,836,000	24,949,000
Division of Sorsogon	34,305,000	17,081,000	51,386,000

Division Office - Proper	34,305,000	17,081,000	51,386,000
Division of Sorsogon City	19,210,000	6,116,000	25,326,000

Division Office - Proper	19,210,000	6,116,000	25,326,000
Division of Tabaco City	16,475,000	5,477,000	21,952,000

Division Office - Proper	16,475,000	5,477,000	21,952,000
Region VI - Western Visayas	524,723,000	278,363,000	803,086,000

Regional Office - VI	28,651,000	53,271,000	81,922,000
Division of Aklan	45,428,000	13,204,000	58,632,000

Division Office - Proper	45,428,000	13,204,000	58,632,000
Division of Antique	42,018,000	45,374,000	87,392,000

Division Office - Proper	42,018,000	45,374,000	87,392,000
Division of Bacolod City	17,276,000	9,479,000	26,755,000

Division Office - Proper	17,276,000	9,479,000	26,755,000
Division of Bago City	18,629,000	5,815,000	24,444,000

Division Office - Proper	18,629,000	5,815,000	24,444,000
Division of Cadiz City	16,785,000	5,640,000	22,425,000

Division Office - Proper	16,785,000	5,640,000	22,425,000
Division of Capiz	32,699,000	15,413,000	48,112,000

Division Office - Proper	32,699,000	15,413,000	48,112,000

206	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Escalante City	11,492,000	4,640,000	16,132,000

Division Office - Proper	11,492,000	4,640,000	16,132,000
Division of Guimaras	26,092,000	6,067,000	32,159,000

Division Office - Proper	26,092,000	6,067,000	32,159,000
Division of Himamaylan City	14,069,000	4,718,000	18,787,000

Division Office - Proper	14,069,000	4,718,000	18,787,000
Division of Iloilo	113,257,000	39,042,000	152,299,000

Division Office - Proper	113,257,000	39,042,000	152,299,000
Division of Iloilo City	21,354,000	7,904,000	29,258,000

Division Office - Proper	21,354,000	7,904,000	29,258,000
Division of Kabankalan City	10,531,000	6,293,000	16,824,000

Division Office - Proper	10,531,000	6,293,000	16,824,000
Division of La Carlota City	11,323,000	4,026,000	15,349,000

Division Office - Proper	11,323,000	4,026,000	15,349,000
Division of Negros Occidental	22,972,000	27,957,000	50,929,000

Division Office - Proper	22,972,000	27,957,000	50,929,000
Division of Passi City	15,294,000	4,215,000	19,509,000

Division Office - Proper	15,294,000	4,215,000	19,509,000
Division of Roxas City	17,951,000	5,135,000	23,086,000

Division Office - Proper	17,951,000	5,135,000	23,086,000
Division of Sagay City	17,825,000	5,562,000	23,387,000

Division Office - Proper	17,825,000	5,562,000	23,387,000
Division of San Carlos City	15,637,000	5,259,000	20,896,000

Division Office - Proper	15,637,000	5,259,000	20,896,000
Division of Silay City	16,078,000	5,102,000	21,180,000

Division Office - Proper	16,078,000	5,102,000	21,180,000
Division of Sipalay City	9,362,000	4,247,000	13,609,000

Division Office - Proper	9,362,000	4,247,000	13,609,000
Region VII - Central Visayas	403,957,000	228,274,000	632,231,000

Regional Office - VII	25,457,000	50,991,000	76,448,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	207
DEPARTMENT OF EDUCATION

Division of Bais City	17,852,000	4,151,000	22,003,000

Division Office - Proper	17,852,000	4,151,000	22,003,000
Division of Bayawan City	18,766,000	5,717,000	24,483,000

Division Office - Proper	18,766,000	5,717,000	24,483,000
Division of Bogo City	14,734,000	3,661,000	18,395,000

Division Office - Proper	14,734,000	3,661,000	18,395,000
Division of Bohol	25,519,000	27,822,000	53,341,000

Division Office - Proper	25,519,000	27,822,000	53,341,000
Division of Carcar City	17,951,000	4,795,000	22,746,000

Division Office - Proper	17,951,000	4,795,000	22,746,000
Division of Cebu City	35,791,000	13,626,000	49,417,000

Division Office - Proper	35,791,000	13,626,000	49,417,000
Division of Cebu Province	18,065,000	40,873,000	58,938,000

Division Office - Proper	18,065,000	40,873,000	58,938,000
Division of Danao City	19,854,000	5,310,000	25,164,000

Division Office - Proper	19,854,000	5,310,000	25,164,000
Division of Dumaguete City	15,946,000	4,036,000	19,982,000

Division Office - Proper	15,946,000	4,036,000	19,982,000
Division of Guihulngan City	14,939,000	4,851,000	19,790,000

Division Office - Proper	14,939,000	4,851,000	19,790,000
Division of Lapu-lapu City	20,454,000	8,370,000	28,824,000

Division Office - Proper	20,454,000	8,370,000	28,824,000
Division of Mandaue City	20,212,000	6,871,000	27,083,000

Division Office - Proper	20,212,000	6,871,000	27,083,000
Division of Naga City	9,326,000	4,785,000	14,111,000

Division Office - Proper	9,326,000	4,785,000	14,111,000
Division of Negros Oriental	52,935,000	16,867,000	69,802,000

Division Office - Proper	52,935,000	16,867,000	69,802,000
Division of Siquijor	15,888,000	4,940,000	20,828,000

Division Office - Proper	15,888,000	4,940,000	20,828,000

208	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Tagbilaran City	12,235,000	3,909,000	16,144,000

Division Office - Proper	12,235,000	3,909,000	16,144,000
Division of Talisay City	10,252,000	5,734,000	15,986,000

Division Office - Proper	10,252,000	5,734,000	15,986,000
Division of Tanjay City	21,760,000	5,075,000	26,835,000

Division Office - Proper	21,760,000	5,075,000	26,835,000
Division of Toledo City	16,021,000	5,890,000	21,911,000

Division Office - Proper	16,021,000	5,890,000	21,911,000
Région VIII - Eastern Visayas	253,643,000	178,412,000	432,055,000

Régional Office - VIII	33,528,000	40,731,000	74,259,000
Division of Baybay City	15,869,000	5,024,000	20,893,000

Division Office - Proper	15,869,000	5,024,000	20,893,000
Division of Biliran	15,147,000	6,778,000	21,925,000

Division Office - Proper	15,147,000	6,778,000	21,925,000
Division of Borongan City	15,203,000	4,169,000	19,372,000

Division Office - Proper	15,203,000	4,169,000	19,372,000
Division of Calbayog City	5,096,000	7,054,000	12,150,000

Division Office - Proper	5,096,000	7,054,000	12,150,000
Division of Catbalogan City	16,188,000	5,072,000	21,260,000

Division Office - Proper	16,188,000	5,072,000	21,260,000
Division of Eastern Samar	25,727,000	12,424,000	38,151,000

Division Office - Proper	25,727,000	12,424,000	38,151,000
Division of Leyte	28,521,000	35,154,000	63,675,000

Division Office - Proper	28,521,000	35,154,000	63,675,000
Division of Maasin City	17,325,000	4,685,000	22,010,000

Division Office - Proper	17,325,000	4,685,000	22,010,000
Division of Northern Samar	6,297,000	17,594,000	23,891,000

Division Office - Proper	6,297,000	17,594,000	23,891,000
Division of Ormoc City	21,424,000	6,601,000	28,025,000

Division Office - Proper	21,424,000	6,601,000	28,025,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	209
DEPARTMENT OF EDUCATION

Division of Samar	28,998,000	16,523,000	45,521,000

Division Office - Proper	28,998,000	16,523,000	45,521,000
Division of Southern Leyte	17,466,000	10,094,000	27,560,000

Division Office - Proper	17,466,000	10,094,000	27,560,000
Division of Tacloban City	6,854,000	6,509,000	13,363,000

Division Office - Proper	6,854,000	6,509,000	13,363,000
Region IX - Zamboanga Peninsula	203,338,000	125,600,000	328,938,000

Regional Office - IX	30,633,000	31,314,000	61,947,000
Division of Dapitan City	12,301,000	4,653,000	16,954,000

Division Office - Proper	12,301,000	4,653,000	16,954,000
Division of Dipolog City	14,540,000	5,208,000	19,748,000

Division Office - Proper	14,540,000	5,208,000	19,748,000
Division of Isabela City	16,948,000	5,405,000	22,353,000

Division Office - Proper	16,948,000	5,405,000	22,353,000
Division of Pagadian City	16,645,000	6,008,000	22,653,000

Division Office - Proper	16,645,000	6,008,000	22,653,000
Division of Zamboanga City	22,232,000	15,864,000	38,096,000

Division Office - Proper	22,232,000	15,864,000	38,096,000
Division of Zamboanga del Norte	32,897,000	20,558,000	53,455,000

Division Office - Proper	32,897,000	20,558,000	53,455,000
Division of Zamboanga del Sur	33,673,000	20,849,000	54,522,000

Division Office - Proper	33,673,000	20,849,000	54,522,000
Division of Zamboanga Sibugay	23,469,000	15,741,000	39,210,000

Division Office - Proper	23,469,000	15,741,000	39,210,000
Region X - Northern Mindanao	249,880,000	154,985,000	404,865,000

Regional Office - X	28,859,000	37,900,000	66,759,000
Division of Bukidnon	18,744,000	21,418,000	40,162,000

Division Office - Proper	18,744,000	21,418,000	40,162,000
Division of Cagayan de Oro City	12,256,000	11,112,000	23,368,000

Division Office - Proper	12,256,000	11,112,000	23,368,000

210	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Camiguin	13,738,000	4,881,000	18,619,000

Division Office - Proper	13,738,000	4,881,000	18,619,000
Division of El Salvador City	12,133,000	3,326,000	15,459,000

Division Office - Proper	12,133,000	3,326,000	15,459,000
Division of Gingoog City	16,547,000	5,413,000	21,960,000

Division Office - Proper	16,547,000	5,413,000	21,960,000
Division of Iligan City	17,041,000	8,068,000	25,109,000

Division Office - Proper	17,041,000	8,068,000	25,109,000
Division of Lanao del Norte	13,262,000	12,112,000	25,374,000

Division Office - Proper	13,262,000	12,112,000	25,374,000
Division of Malaybalay City	17,253,000	6,133,000	23,386,000

Division Office - Proper	17,253,000	6,133,000	23,386,000
Division of Misamis Occidental	16,520,000	9,448,000	25,968,000

Division Office - Proper	16,520,000	9,448,000	25,968,000
Division of Misamis Oriental	18,332,000	15,877,000	34,209,000

Division Office - Proper	18,332,000	15,877,000	34,209,000
Division of Oroquieta City	12,881,000	4,212,000	17,093,000

Division Office - Proper	12,881,000	4,212,000	17,093,000
Division of Ozamiz City	19,016,000	5,246,000	24,262,000

Division Office - Proper	19,016,000	5,246,000	24,262,000
Division of Tangub City	14,708,000	4,097,000	18,805,000

Division Office - Proper	14,708,000	4,097,000	18,805,000
Division of Valencia City	18,590,000	5,742,000	24,332,000

Division Office - Proper	18,590,000	5,742,000	24,332,000
Region XI - Davao	277,372,000	144,992,000	422,364,000

Regional Office - XI	27,791,000	34,016,000	61,807,000
Division of Davao de Oro	28,058,000	16,206,000	44,264,000

Division Office - Proper	28,058,000	16,206,000	44,264,000
Division of Davao City	38,579,000	24,012,000	62,591,000

Division Office - Proper	38,579,000	24,012,000	62,591,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	211
DEPARTMENT OF EDUCATION

Division of Davao del Norte	27,909,000	11,147,000	39,056,000

Division Office - Proper	27,909,000	11,147,000	39,056,000
Division of Davao del Sur	24,731,000	11,250,000	35,981,000

Division Office - Proper	24,731,000	11,250,000	35,981,000
Division of Davao Occidental	18,216,000	9,361,000	27,577,000

Division Office - Proper	18,216,000	9,361,000	27,577,000
Division of Davao Oriental	20,727,000	11,196,000	31,923.000

Division Office - Proper	20,727,000	11,196,000	31,923,000
Division of Digos City	17,824,000	5,424,000	23,248,000

Division Office - Proper	17,824,000	5,424,000	23,248,000
Division of Island Garden City of Samal	15,523,000	4,774,000	20,297,000

Division Office - Proper	15,523,000	4,774,000	20,297,000
Division of Mati City	24,046,000	5,427,000	29,473,000

Division Office - Proper	24,046,000	5,427,000	29,473,000
Division of Panabo City	17,964,000	5,626,000	23,590,000

Division Office - Proper	17,964,000	5,626,000	23,590,000
Division of Tagum City	16,004,000	6,553,000	22,557,000

Division Office - Proper	16,004,000	6,553,000	22,557,000
Région XII - SOCCSKSARGEN	194,273,000	127,304,000	321,577,000

Regional Office - XII	30,831,000	32,848,000	63,679,000
Division of Cotabato	30,877,000	24,697,000	55,574,000

Division Office - Proper	30,877,000	24,697,000	55,574,000
Division of General Santos City	20,197,000	11,509,000	31,706,000

Division Office - Proper	20,197,000	11,509,000	31,706,000
Division of Kidapawan City	19,033,000	5,446,000	24,479,000

Division Office - Proper	19,033,000	5,446,000	24,479,000
Division of Koronadal City	15,942,000	5,451,000	21,393,000

Division Office - Proper	15,942,000	5,451,000	21,393,000
Division of Sarangani	23,655,000	13,458,000	37,113,000

Division Office - Proper	23,655,000	13,458,000	37,113,000

212	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of South Cotabato	23,446,000	15,479,000	38,925,000

Division Office - Proper	23,446,000	15,479,000	38,925,000
Division of Sultan Kudarat	15,946,000	14,235,000	30,181,000

Division Office - Proper	15,946,000	14,235,000	30,181,000
Division of Tacurong City	14,346,000	4,181,000	18,527,000

Division Office - Proper	14,346,000	4,181,000	18,527,000
Region XIII - CARAGA	257,691,000	121,199,000	378,890,000

Regional Office - XIII	29,298,000	32,655,000	61,953,000
Division of Agusan del Norte	20,218,000	8,546,000	28,764,000

Division Office - Proper	20,218,000	8,546,000	28,764,080
Division of Agusan del Sur	29,582,000	15,993,000	45,575,000

Division Office - Proper	29,582,000	15,993,000	45,575,000
Division of Bayugan City	12,213,000	5,113,000	17,326,000

Division Office - Proper	12,213,000	5,113,000	17,326,000
Division of Bislig City	19,479,000	4,899,000	24,378,000

Division Office - Proper	19,479,000	4,899,000	24,378,000
Division of Butuan City	20,518,000	8,742,000	29,260,000

Division Office - Proper	20,518,000	8,742,000	29,260,000
Division of Cabadbaran City	14,714,000	3,716,000	18,430,000

Division Office - Proper	14,714,000	3,716,000	18,430,000
Division of Dinagat Island	18,246,000	5,620,000	23,866,000

Division Office - Proper	18,246,000	5,620,000	23,866,000
Division of Siargao	18,592,000	5,950,000	24,542,000

Division Office - Proper	18,592,000	5,950,000	24,542,808
Division of Surigao City	15,498,000	5,438,000	20,936,000

Division Office - Proper	15,498,000	5,438,000	20,936,000
Division of Surigao del Norte	20,329,000	7,884,000	28,213,000

Division Office - Proper	20,329,000	7,884,000	28,213,000
Division of Surigao del Sur	26,083,000	12,861,000	38,944,000

Division Office - Proper	26,083,000	12,861,000	38,944,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	213
DEPARTMENT OF EDUCATION

Division of Tandag City	12,921,000	3,782,000	16,703,000

Division Office - Proper	12,921,000	3,782,000	16,703,000
Administration of Personnel Benefits	1,669,565,000		1,669,565,000

National Capital Region (NCR)	588,376,000		588,376,000

Central Office	44,247,000		44,247,000
Regional Office - NCR	544,129,000		544,129,000
Region I - Ilocos	47,056,000		47,056,000

Regional Office - I	47,056,000		47,056,000
Cordillera Administrative Region (CAR)	105,367,000		105,367,000

Regional Office - CAR	105,367,000		105,367,000
Region II - Cagayan Valley	35,104,000		35,104,000

Regional Office - II	35,104,000		35,104,000
Region III - Central Luzon	38,358,000		38,358,000

Regional Office - III	38,358,000		38,358,000
Region IVA - CALABARZON	43,461,000		43,461,000

Regional Office - IVA	43,461,000		43,461,000
Region IVB - MIMAROPA	5,387,000		5,387,000

Regional Office - IVB	5,387,000		5,387,000
Region V - Bicol	300,383,000		300,383,000

Regional Office - V	300,383,000		300,383,000
Region VI - Western Visayas	19,830,000		19,830,000

Regional Office - VI	19,830,000		19,830,000
Region VII - Central Visayas	18,486,000		18,486,000

Regional Office - VII	18,486,000		18,486,000
Region VIII - Eastern Visayas	382,414,000		382,414,000

Regional Office - VIII	382,414,000		382,414,000
Region IX - Zamboanga Peninsula	29,189,000		29,189,000

Regional Office - IX	29,189,000		29,189,000
Region X - Northern Mindanao	16,861,000		16,861,000

Regional Office - X	16,861,000		16,861,000

214	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XI - Davao	12,112,000			12,112,000

Regional Office - XI	12,112,000			12,112,000
Region XII - SOCCSKSARGEN	10,422,000			10,422,000

Regional Office - XII	10,422,000			10,422,000
Region XIII - CARAGA	16,759,000			16,759,000

Regional Office - XIII	16,759,000			16,759,000

Sub-total, General Administration and Support	6,747,337,000	7,607,168,000	70,000,000	14,424,505,000

Support to Operations	2,398,845,000	839,477,000		3,238,322,000

Physical fitness and school sports	7,221,000	268,815,000		276,036,000

National Capital Region (NCR)	7,221,000	268,815,000		276,036,000

Central Office	7,221,000	268,815,000		276,036,000
Development and Management of Bilateral and Multilateral Education Projects	19,334,000	12,660,000		31,994,000

National Capital Region (NCR)	19,334,000	12,660,000		31,994,000

Central Office	19,334,000	12,660,000		31,994,000
Management and Administration of Learning Resources	46,292,000	9,577,000		55,869,000

National Capital Region (NCR)	46,292,000	9,577,000		55,869,000

Central Office	46,292,000	9,577,000		55,869,000
Planning and Management Information Systems	107,858,000	38,087,000		145,945,000

National Capital Region (NCR)	32,795,000	38,087,000		70,882,000

Central Office	28,410,000	38,087,000		66,497,000
Regional Office - NCR	4,385,000			4,385,000
Region I - Ilocos	4,698,000			4,698,000

Regional Office - I	4,698,000			4,698,000
Cordillera Administrative Region (CAR)	4,419,000			4,419,000

Regional Office - CAR	4,419,000			4,419,000
Region II - Cagayan Valley	5,777,000			5,777,000

Regional Office - II	5,777,000			5,777,000
Region III - Central Luzon	6,140,000			6,140,000

Regional Office - III	6,140,000			6,140,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	215
DEPARTMENT OF EDUCATION

Region IVA - CALABARZON	4,677,000		4,677,000

Regional Office - IVA	4,677,000		4,677,000
Region IVB - MIMAROPA	4,051,000		4,051,000

Regional Office - IVB	4,051,000		4,051,000
Region V - Bicol	4,474,000		4,474,000

Regional Office - V	4,474,000		4,474,000
Region VI - Western Visayas	6,572,000		6,572,000

Regional Office - VI	6,572,000		6,572,000
Region VII - Central Visayas	4,667,000		4,667,000

Regional Office - VII	4,667,000		4,667,000
Region VIII - Eastern Visayas	5,496,000		5,496,000

Regional Office - VIII	5,496,000		5,496,000
Region IX - Zamboanga Peninsula	5,469,000		5,469,000

Regional Office - IX	5,469,000		5,469,000
Region X - Northern Mindanao	4,743,000		4,743,000

Regional Office - X	4,743,000		4,743,000
Region XI - Davao	5,007,000		5,007,000

Regional Office - XI	5,007,000		5,007,000
Region XII - SOCCSKSARGEN	4,096,000		4,096,000

Regional Office - XII	4,096,000		4,096,000
Region XIII - CARAGA	4,777,000		4,777,000

Regional Office - XIII	4,777,000		4,777,000
Education Information and Communication Services	15,689,000	3,357,000	19,046,000

National Capital Region (NCR)	15,689,000	3,357,000	19,046,000

Central Office	15,689,000	3,357,000	19,046,000
Learner Support Programs	2,060,036,000	121,315,000	2,181,351,000

National Capital Region (NCR)	185,332,000	121,315,000	306,647,000

Central Office	59,983,000	121,315,000	181,298,000
Regional Office - NCR	38,524,000		38,524,000
Division of Caloocan	8,075,000		8,075,000
Division of Las Piñas	3,374,000		3,374,000

216	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Makati	1,708,000	1,708,000
Division of Malabon City	2,332,000	2,332,000
Division of Mandaluyong	2,325,000	2,325,000
Division of Manila	20,294,000	20,294,000
Division of Marikina	2,873,000	2,873,000
Division of Muntinlupa	2,345,000	2,345,000
Division of Navotas City	2,282,000	2,282,000
Division of Parañaque	2,897,000	2,897,000
Division of Pasay City	8,347,000	8,347,000
Division of Pasig City	12,788,000	12,788,000
Division of Quezon City	8,438,000	8,438,000
Division of Taguig and Pateros	4,764,000	4,764,000
Division of Valenzuela	3,983,000	3,983,000

Region I - Ilocos	131,376,000	131,376,000

Regional Office - I	45,663,000	45,663,000
Division of Alaminos City	1,691,000	1,691,000
Division of Batac City	2,591,000	2,591,000
Division of Candon City	2,551,000	2,551,000
Division of Dagupan City	4,951,000	4,951,000
Division of Ilocos Norte	5,010,000	5,010,000
Division of Ilocos Sur	5,014,000	5,014,000
Division of La Union	4,008,000	4,008,000
Division of Laoag City	2,595,000	2,595,000
Division of Pangasinan I	21,374,000	21,374,000
Division of Pangasinan II	20,977,000	20,977,000
Division of San Carlos City	4,940,000	4,940,000
Division of San Fernando City	2,580,000	2,580,000
Division of Urdaneta City	4,880,000	4,880,000
Division of Vigan City	2,551,000	2,551,000

Cordillera Administrative Region (CAR)	66,035,000	66,035,000

Regional Office - CAR	32,380,000	32,380,000
Division of Abra	5,076,000	5,076,000
Division of Apayao	3,971,000	3,971,000
Division of Baguio City	5,889,000	5,889,000
Division of Benguet	4,889,000	4,889,000
Division of Ifugao	3,966,000	3,966,000
Division of Kalinga	4,940,000	4,940,000
Division of Mt. Province	4,924,000	4,924,000

Region II - Cagayan Valley	100,829,000	100,829,000

Regional Office - II	32,540,000	32,540,000
Division of Batanes	3,920,000	3,920,000
Division of Cagayan	11,380,000	11,380,000
Division of Cauayan City	2,563,000	2,563,000
Division of Ilagan City	2,551,000	2,551,000
Division of Isabela	32,704,000	32,704,000
Division of Nueva Vizcaya	4,622,000	4,622,000
Division of Quirino	5,401,000	5,401,000
Division of Santiago City	2,568,000	2,568,000
Division of Tuguegarao City	2,580,000	2,580,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	217
DEPARTMENT OF EDUCATION

Region III - Central Luzon	194,971,000	194,971,000

Regional Office - III	53,356,000	53,356,000
Division of Angeles City	4,883,000	4,883,000
Division of Aurora	4,021,000	4,021,000
Division of Balanga City	2,551,000	2,551,000
Division of Bataan	4,024,000	4,024,000
Division of Bulacan	20,898,000	20,898,000
Division of Cabanatuan City	4,912,000	4,912,000
Division of Gapan City	1,649,000	1,649,000
Division of Mabalacat City	2,551,000	2,551,000
Division of Malolos City	4,826,000	4,826,000
Division of Meycauayan City	2,551,000	2,551,000
Division of Muñoz Science City	2,551,000	2,551,000
Division of Nueva Ecija	22,066,000	22,066,000
Division of Olongapo City	4,819,000	4,819,000
Division of Pampanga	21,021,000	21,021,000
Division of San Fernando City	4,766,000	4,766,000
Division of San Jose City	2,551,000	2,551,000
Division of San Jose del Monte City	4,719,000	4,719,000
Division of Tarlac	17,554,000	17,554,000
Division of Tarlac City	4,719,000	4,719,000
Division of Zambales	3,983,000	3,983,000

Region IVA - CALABARZON	237,139,000	237,139,000

Regional Office - IVA	56,212,000	56,212,000
Division of Antipolo City	4,760,000	4,760,000
Division of Bacoor City	1,665,000	1,665,000
Division of Batangas	20,914,000	20,914,000
Division of Batangas City	4,860,000	4,860,000
Division of Biñan City	4,753,000	4,753,000
Division of Cabuyao City	4,719,000	4,719,000
Division of Calamba City	4,760,000	4,760,000
Division of Cavite	21,102,000	21,102,000
Division of Cavite City	2,678,000	2,678,000
Division of Dasmariñas City	4,850,000	4,850,000
Division of General Trias City	4,719,000	4,719,000
Division of Imus City	2,678,000	2,678,000
Division of Laguna	20,464,000	20,464,000
Division of Lipa City	4,921,000	4,921,000
Division of Lucena City	4,855,000	4,855,000
Division of Quezon	31,545,000	31,545,000
Division of Rizal	20,946,000	20,946,000
Division of San Pablo City	3,674,000	3,674,000
Division of Sta. Rosa City	4,782,000	4,782,000
Division of Tanauan City	4,731,000	4,731,000
Division of Tayabas City	2,551,000	2,551,000

Region IVB - MIMAROPA	81,411,000	81,411,000

Regional Office - IVB	27,747,000	27,747,000
Division of Calapan City	4,766,000	4,766,000
Division of Marinduque	3,346,000	3,346,000
Division of Occidental Mindoro	4,779,000	4,779,000
Division of Oriental Mindoro	3,991,000	3,991,000
Division of Palawan	19,554,000	19,554,000

218	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Puerto Princesa City	4,479,000	4,479,000
Division of Romblon	12,749,000	12,749,000

Region V - Bicol	154,832,000	154,832,000

Regional Office - V	51,811,000	51,811,000
Division of Albay	19,763,000	19,763,000
Division of Camarines Norte	4,008,000	4,008,000
Division of Camarines Sur	31,817,000	31,817,000
Division of Catanduanes	4,069,000	4,069,000
Division of Iriga City	1,716,000	1,716,000
Division of Legazpi City	3,927,000	3,927,000
Division of Ligao City	3,814,000	3,814,000
Division of Masbate	16,568,000	16,568,000
Division of Masbate City	2,785,000	2,785,000
Division of Naga City	3,306,000	3,306,000
Division of Sorsogon	4,076,000	4,076,000
Division of Sorsogon City	3,854,000	3,854,000
Division of Tabaco City	3,318,000	3,318,000

Region VI - Western Visayas	176,331,000	176,331,000

Regional Office - VI	50,631,000	50,631,000
Division of Aklan	5,290,000	5,290,000
Division of Antique	11,308,000	11,308,000
Division of Bacolod City	4,324,000	4,324,000
Division of Bago City	4,271,000	4,271,000
Division of Cadiz City	3,892,000	3,892,000
Division of Capiz	4,691,000	4,691,000
Division of Escalante City	1,037,000	1,037,000
Division of Guimaras	7,134,000	7,134,000
Division of Himamaylan City	3,204,000	3,204,000
Division of Iloilo	31,174,000	31,174,000
Division of Iloilo City	3,315,000	3,315,000
Division of Kabankalan City	3,819,000	3,819,000
Division of La Carlota City	1,680,000	1,680,000
Division of Negros Occidental	20,624,000	20,624,000
Division of Passi City	1,513,000	1,513,000
Division of Roxas City	4,518,000	4,518,000
Division of Sagay City	2,628,000	2,628,000
Division of San Carlos City	3,290,000	3,290,000
Division of Silay City	4,784,000	4,784,000
Division of Sipalay City	3,204,000	3,204,000

Region VII - Central Visayas	158,591,000	158,591,000

Regional Office - VII	44,513,000	44,513,000
Division of Bais City	1,037,000	1,037,000
Division of Bayawan City	2,596,000	2,596,000
Division of Bogo City	2,551,000	2,551,000
Division of Bohol	24,978,000	24,978,000
Division of Carcar City	3,294,000	3,294,000
Division of Cebu City	11,044,000	11,044,000
Division of Cebu Province	12,942,000	12,942,000
Division of Danao City	4,767,000	4,767,000
Division of Dumaguete City	2,919,000	2,919,000
Division of Guihulngan City	1,037,000	1,037,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	219
DEPARTMENT OF EDUCATION

Division of Lapu-lapu City	5,138,000	5,138,000
Division of Mandaue City	5,186,000	5,186,000
Division of Negros Oriental	24,467,000	24,467,000
Division of Siquijor	3,209,000	3,209,000
Division of Tagbilaran City	2,168,000	2,168,000
Division of Talisay City	2,257,000	2,257,000
Division of Tanjay City	2,172,000	2,172,000
Division of Toledo City	2,316,000	2,316,000

Region VIII - Eastern Visayas	108,772,000	108,772,000

Regional Office - VIII	47,593,000	47,593,000
Division of Baybay City	2,551,000	2,551,000
Division of Biliran	4,572,000	4,572,000
Division of Borongan City	610,000	610,000
Division of Calbayog City	944,000	944,000
Division of Catbalogan City	3,814,000	3,814,000
Division of Eastern Samar	14,616,000	14,616,000
Division of Leyte	8,720,000	8,720,000
Division of Maasin City	2,240,000	2,240,000
Division of Northern Samar	917,000	917,000
Division of Ormoc City	3,047,000	3,047,000
Division of Samar	11,869,000	11,869,000
Division of Southern Leyte	5,243,000	5,243,000
Division of Tacloban City	2,036,000	2,036,000

Region IX - Zamboanga Peninsula	92,417,000	92,417,000

Regional Office - IX	26,758,000	26,758,000
Division of Dapitan City	1,734,000	1,734,000
Division of Dipolog City	3,961,000	3,961,000
Division of Isabela City	3,619,000	3,619,000
Division of Pagadian City	4,005,000	4,005,000
Division of Zamboanga City	6,759,000	6,759,000
Division of Zamboanga del Norte	21,177,000	21,177,000
Division of Zamboanga del Sur	20,394,000	20,394,000
Division of Zamboanga Sibugay	4,010,000	4,010,000

Region X - Northern Mindanao	102,758,000	102,758,000

Regional Office - X	35,867,000	35,867,000
Division of Bukidnon	21,205,000	21,205,000
Division of Cagayan de Oro City	4,950,000	4,950,000
Division of Camiguin	1,037,000	1,037,000
Division of El Salvador City	1,982,000	1,982,000
Division of Gingoog City	5,062,000	5,062,000
Division of Iligan City	3,095,000	3,095,000
Division of Lanao del Norte	3,949,000	3,949,000
Division of Malaybalay City	4,224,000	4,224,000
Division of Misamis Occidental	4,009,000	4,009,000
Division of Misamis Oriental	4,968,000	4,968,000
Division of Oroquieta City	1,676,000	1,676,000
Division of Ozamiz City	4,878,000	4,878,000
Division of Tangub City	1,649,000	1,649,000
Division of Valencia City	4,207,000	4,207,000

220	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XI - Davao	116,612,000		116,612,000

Regional Office - XI	32,951,000		32,951,000
Division of Davao de Oro	8,317,000		8,317,000
Division of Davao City	21,059,000		21,059,000
Division of Davao del Norte	9,257,000		9,257,000
Division of Davao del Sur	9,445,000		9,445,000
Division of Davao Occidental	7,832,000		7,832,000
Division of Davao Oriental	4,514,000		4,514,000
Division of Digos City	3,876,000		3,876,000
Division of Island Garden City of Samal	4,818,000		4,818,000
Division of Mati City	5,067,000		5,067,000
Division of Panabo City	4,719,000		4,719,000
Division of Tagum City	4,757,000		4,757,000

Region XII - SOCCSKSARGEN	78,650,000		78,650,000

Regional Office - XII	30,780,000		30,780,000
Division of Cotabato	20,332,000		20,332,000
Division of General Santos City	3,936,000		3,936,000
Division of Kidapawan City	4,867,000		4,867,000
Division of Koronadal City	4,811,000		4,811,000
Division of Sarangani	3,326,000		3,326,000
Division of South Cotabato	3,999,000		3,999,000
Division of Sultan Kudarat	4,036,000		4,036,000
Division of Tacurong City	2,563,000		2,563,000

Region XIII - CARAGA	73,980,000		73,980,000

Regional Office - XIII	32,431,000		32,431,000
Division of Agusan del Norte	5,629,000		5,629,000
Division of Agusan del Sur	5,940,000		5,940,000
Division of Bayugan City	1,769,000		1,769,000
Division of Bislig City	3,366,000		3,366,000
Division of Butuan City	3,976,000		3,976,000
Division of Cabadbaran City	1,077,000		1,077,000
Division of Dinagat Island	3,226,000		3,226,000
Division of Siargao	1,708,000		1,708,000
Division of Surigao City	3,415,000		3,415,000
Division of Surigao del Norte	4,874,000		4,874,000
Division of Surigao del Sur	4,899,000		4,899,000
Division of Tandag City	1,670,000		1,670,000
Building Partnerships and Linkages Program	6,356,000	114,152,000	120,508,000

National Capital Region (NCR)	6,356,000	114,152,000	120,508,000

Central Office	6,356,000	114,152,000	120,508,000
Legal Service and Development of Education-Related Laws and Rules	15,819,000	34,619,000	50,438,000

National Capital Region (NCR)	15,819,000	34,619,000	50,438,000

Central Office	15,819,000	34,619,000	50,438,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	221
DEPARTMENT OF EDUCATION

Child Protection Program		4,580,000	4,580,000

National Capital Region (NCR)		4,580,000	4,580,000

Central Office		4,580,000	4,580,000
Disaster Preparedness and Response Program	6,241,000	124,890,000	131,131,000

National Capital Region (NCR)	6,241,000	124,890,000	131,131,000

Central Office	6,241,000	124,890,000	131,131,000
Organizational and Professional Development for Non-Teaching Personnel	113,999,000	107,425,000	221,424,000

National Capital Region (NCR)	30,050,000	107,425,000	137,475,000

Central Office	24,054,000	107,425,000	131,479,000
Regional Office - NCR	5,996,000		5,996,000
Region I - Ilocos	6,245,000		6,245,000

Regional Office - I	6,245,000		6,245,000
Cordillera Administrative Region (CAR)	3,837,000		3,837,000

Regional Office - CAR	3,837,000		3,837,000
Region II - Cagayan Valley	4,860,000		4,860,000

Regional Office - II	4,860,000		4,860,000
Region III - Central Luzon	8,112,000		8,112,000

Regional Office - III	8,112,000		8,112,000
Region IVA - CALABARZON	6,891,000		6,891,000

Regional Office - IVA	6,891,000		6,891,000
Region IVB - MIMAROPA	4,583,000		4,583,000

Regional Office - IVB	4,583,000		4,583,000
Region V - Bicol	6,331,000		6,331,000

Regional Office - V	6,331,000		6,331,000
Region VI - Western Visayas	4,403,000		4,403,000

Regional Office - VI	4,403,000		4,403,000
Region VII - Central Visayas	6,652,000		6,652,000

Regional Office - VII	6,652,000		6,652,000
Region VIII - Eastern Visayas	6,282,000		6,282,000

Regional Office - VIII	6,282,000		6,282,000

222	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula	3,935,000			3,935,000

Regional Office - IX	3,935,000			3,935,000
Region X - Northern Mindanao	6,254,000			6,254,000

Regional Office - X	6,254,000			6,254,000
Region XI - Davao	5,974,000			5,974,000

Regional Office - XI	5,974,000			5,974,000
Region XII - SOCCSKSARGEN	3,925,000			3,925,000

Regional Office - XII	3,925,000			3,925,000
Region XIII - CARAGA	5,665,000			5,665,000

Regional Office - XIII	5,665,000			5,665,000

Sub-total, Support to Operations	2,398,845,000	839,477,000		3,238,322,000

Operations	428,573,310,000	90,737,750,000	19,407,247,000	538,718,307,000

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education and the world of work achieved	428,573,310,000	90,737,750,000	19,407,247,000	538,718,307,000

EDUCATION POLICY DEVELOPMENT PROGRAM	7,663,924,000	264,326,000		7,928,250,000

National Assessment Systems for Basic Education	24,615,000	123,901,000		148,516,000

National Capital Region (NCR)	24,615,000	123,901,000		148,516,000

Central Office	24,615,000	123,901,000		148,516,000
Policy and Research Program	1,752,234,000	33,543,000		1,785,777,000

National Capital Region (NCR)	200,208,000	33,543,000		233,751,000

Central Office		33,543,000		33,543,000
Division of Caloocan	14,404,000			14,404,000
Division of Las Piñas	10,190,000			10,190,000
Division of Makati	8,933,000			8,933,000
Division of Malabon City	8,968,000			8,968,000
Division of Mandaluyong	8,088,000			8,088,000
Division of Manila	61,170,000			61,170,000
Division of Marikina	8,418,000			8,418,000
Division of Muntinlupa	9,000,000			9,000,000
Division of Navotas City	9,326,000			9,326,000
Division of Parañaque	9,121,000			9,121,000
Division of Pasay City	9,177,000			9,177,000
Division of Pasig City	11,240,000			11,240,000
Division of Quezon City	9,029,000			9,029,000
Division of San Juan City	3,940,000			3,940,000
Division of Taguig and Pateros	10,700,000			10,700,000
Division of Valenzuela	8,504,000			8,504,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	223
DEPARTMENT OF EDUCATION

Region I - Ilocos	99,374,000	99,374,000

Division of Alaminos City	4,669,000	4,669,000
Division of Batac City	4,660,000	4,660,000
Division of Candon City	4,679,000	4,679,000
Division of Dagupan City	8,986,000	8,986,000
Division of Ilocos Norte	8,966,000	8,966,000
Division of Ilocos Sur	8,966,000	8,966,000
Division of La Union	9,028,000	9,028,000
Division of Laoag City	4,686,000	4,686,000
Division of Pangasinan I	9,067,000	9,067,000
Division of Pangasinan II	8,996,000	8,996,000
Division of San Carlos City	8,987,000	8,987,000
Division of San Fernando City	4,686,000	4,686,000
Division of Urdaneta City	8,312,000	8,312,000
Division of Vigan City	4,686,000	4,686,000

Cordillera Administrative Region (CAR)	72,132,000	72,132,000

Division of Abra	8,987,000	8,987,000
Division of Apayao	9,008,000	9,008,000
Division of Baguio City	8,927,000	8,927,000
Division of Benguet	9,216,000	9,216,000
Division of Ifugao	9,239,000	9,239,000
Division of Kalinga	8,973,000	8,973,000
Division of Mt. Province	8,915,000	8,915,000
Division of Tabuk City	8,867,000	8,867,000

Region II - Cagayan Valley	64,148,000	64,148,000

Division of Batanes	4,744,000	4,744,000
Division of Cagayan	9,000,000	9,000,000
Division of Cauayan City	4,686,000	4,686,000
Division of Ilagan City	4,659,000	4,659,000
Division of Isabela	8,961,000	8,961,000
Division of Nueva Vizcaya	9,978,000	9,978,000
Division of Quirino	9,013,000	9,013,000
Division of Santiago City	4,144,000	4,144,000
Division of Tuguegarao City	8,963,000	8,963,000

Region III - Central Luzon	148,609,000	148,609,000

Division of Angeles City	9,235,000	9,235,000
Division of Aurora	8,968,000	8,968,000
Division of Balanga City	4,718,000	4,718,000
Division of Bataan	9,000,000	9,000,000
Division of Bulacan	8,482,000	8,482,000
Division of Cabanatuan City	9,080,000	9,080,000
Division of Gapan City	4,647,000	4,647,000
Division of Mabalacat City	4,650,000	4,650,000
Division of Malolos City	8,358,000	8,358,000
Division of Meycauayan City	4,108,000	4,108,000
Division of Muñoz Science City	4,669,000	4,669,000
Division of Nueva Ecija	8,988,000	8,988,000
Division of Olongapo City	7,580,000	7,580,000
Division of Pampanga	8,977,000	8,977,000
Division of San Fernando City	8,013,000	8,013,000
Division of San Jose City	4,668,000	4,668,000
Division of San Jose del Monte City	8,978,000	8,978,000
Division of Tarlac	8,333,000	8,333,000

224	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Tarlac City	8,986,000	8,986,000
Division of Zambales	8,171,000	8,171,000

Region IVA - CALABARZON	162,894,000	162,894,000

Division of Antipolo City	8,972,000	8,972,000
Division of Bacoor City	4,691,000	4,691,000
Division of Batangas	8,998,000	8,998,000
Division of Batangas City	9,026,000	9,026,000
Division of Biñan City	7,183,000	7,183,000
Division of Cabuyao City	8,902,000	8,902,000
Division of Calamba City	8,248,000	8,248,000
Division of Cavite	7,543,000	7,543,000
Division of Cavite City	4,663,000	4,663,000
Division of Dasmariñas City	7,163,000	7,163,000
Division of General Trias City	8,333,000	8,333,000
Division of Imus City	4,703,000	4,703,000
Division of Laguna	8,963,000	8,963,000
Division of Lipa City	9,132,000	9,132,000
Division of Lucena City	8,896,000	8,896,000
Division of Quezon	9,006,000	9,006,000
Division of Rizal	8,960,000	8,960,000
Division of San Pablo City	8,435,000	8,435,000
Division of Sta. Rosa City	8,985,000	8,985,000
Division of Tanauan City	6,763,000	6,763,000
Division of Tayabas City	5,329,000	5,329,000

Region IVB - MIMAROPA	84,411,000	84,411,000

Division of Calapan City	10,345,000	10,345,000
Division of Marinduque	13,454,000	13,454,000
Division of Occidental Mindoro	9,828,000	9,828,000
Division of Oriental Mindoro	18,618,000	18,618,000
Division of Palawan	8,261,000	8,261,000
Division of Puerto Princesa City	8,767,000	8,767,000
Division of Romblon	15,138,000	15,138,000

Region V - Bicol	117,770,000	117,770,000

Division of Albay	8,569,000	8,569,000
Division of Camarines Norte	9,996,000	9,996,000
Division of Camarines Sur	11,561,000	11,561,000
Division of Catanduanes	9,363,000	9,363,000
Division of Iriga City	4,676,000	4,676,000
Division of Legazpi City	9,174,000	9,174,000
Division of Ligao City	9,189,000	9,189,000
Division of Masbate	8,583,000	8,583,000
Division of Masbate City	8,445,000	8,445,000
Division of Maga City	9,873,000	9,873,000
Division of Sorsogon	9,890,000	9,890,000
Division of Sorsogon City	9,906,000	9,906,000
Division of Tabaco City	8,545,000	8,545,000

Region VI - Western Visayas	161,835,000	161,835,000

Division of Aklan	8,402,000	8,402,000
Division of Antique	8,367,000	8,367,000
Division of Bacolod City	8,276,000	8,276,000
Division of Bago City	9,577,000	9,577,000
Division of Cadiz City	8,981,000	8,981,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	225
DEPARTMENT OF EDUCATION

Division of Capiz	9,514,000	9,514,000
Division of Escalante City	4,679,000	4,679,000
Division of Guimaras	9,059,000	9,059,000
Division of Himanaylan City	8,213,000	8,213,000
Division of Iloilo	10,045,000	10,045,000
Division of Iloilo City	9,266,000	9,266,000
Division of Kabankalan City	8,275,000	8,275,000
Division of La Carlota City	4,678,000	4,678,000
Division of Megros Occidental	8,943,000	8,943,000
Division of Passi City	4,678,000	4,678,000
Division of Roxas City	9,023,000	9,023,000
Division of Sagay City	8,679,000	8,679,000
Division of San Carlos City	7,673,000	7,673,000
Division of Silay City	8,419,000	8,419,000
Division of Sipalay City	7,088,000	7,088,000

Region VII - Central Visayas	142,662,000	142,662,000

Division of Bais City	5,436,000	5,436,000
Division of Bayaman City	8,952,000	8,952,000
Division of Bogo City	5,497,000	5,497,000
Division of Bohol	9,608,000	9,608,000
Division of Carcar City	8,344,000	8,344,000
Division of Cebu City	7,925,000	7,925,000
Division of Cebu Province	9,778,000	9,778,000
Division of Danao City	6,940,000	6,940,000
Division of Dumaguete City	4,658,000	4,658,000
Division of Guihulngan City	4,669,000	4,669,000
Division of Lapu-lapu City	11,144,000	11,144,000
Division of Mandaue City	9,660,000	9,660,000
Division of Maga City	5,584,000	5,584,000
Division of Megros Oriental	9,251,000	9,251,000
Division of Siquijor	8,333,000	8,333,000
Division of Tagbilaran City	4,663,000	4,663,000
Division of Talisay City	9,009,000	9,009,000
Division of Tanjay City	4,707,000	4,707,000
Division of Toledo City	8,504,000	8,504,000

Region VIII - Eastern Visayas	77,831,000	77,831,000

Division of Baybay City	4,625,000	4,625,000
Division of Biliran	10,526,000	10,526,000
Division of Borongan City	4,673,000	4,673,000
Division of Catbalogan City	8,983,000	8,983,000
Division of Eastern Samar	8,435,000	8,435,000
Division of Leyte	10,089,000	10,089,000
Division of Maasin City	4,997,000	4,997,000
Division of Ormoc City	8,333,000	8,333,000
Division of Samar	8,915,000	8,915,000
Division of Southern Leyte	8,255,000	8,255,000

Region IX - Zamboanga Peninsula	66,648,000	66,648,000

Division of Dapitan City	4,650,000	4,650,000
Division of Dipolog City	8,369,000	8,369,000
Division of Isabela City	9,013,000	9,013,000
Division of Pagadian City	9,196,000	9,196,000
Division of Zamboanga City	9,008,000	9,008,000
Division of Zamboanga del Norte	8,982,000	8,982,000
Division of Zamboanga del Sur	8,403,000	8,403,000
Division of Zamboanga Sibugay	9,027,000	9,027,000

226	OFFICIAL GAZETTE	VOL. 116, No. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao	106,643,000	106,643,000

Division of Bukidnon	8,947,000	8,947,000
Division of Cagayan de Oro City	8,377,000	8,377,000
Division of Camiguin	4,811,000	4,811,000
Division of El Salvador City	5,188,000	5,188,000
Division of Gingoog City	8,244,000	8,244,000
Division of Iligan City	8,259,000	8,259,000
Division of Lanao del Norte	8,993,000	8,993,000
Division of Malaybalay City	8,955,000	8,955,000
Division of Misamis Occidental	8,467,000	8,467,000
Division of Misamis Oriental	9,012,000	9,012,000
Division of Oroquieta City	4,718,000	4,718,000
Division of Ozamiz City	8,996,000	8,996,000
Division of Tangub City	4,679,000	4,679,000
Division of Valencia City	8,997,000	8,997,000

Region XI - Davao	87,952,000	87,952,000

Division of Davao de Oro	7,012,000	7,012,000
Division of Davao City	9,020,000	9,020,000
Division of Davao del Norte	9,034,000	9,034,000
Division of Davao del Sur	9,235,000	9,235,000
Division of Davao Occidental	8,896,000	8,896,000
Division of Davao Oriental	7,618,000	7,618,000
Division of Digos City	7,894,000	7,894,000
Division of Island Garden City of Samal	3,270,000	3,270,000
Division of Mati City	9,013,000	9,013,000
Division of Panabo City	8,985,000	8,985,000
Division of Tagum City	7,975,000	7,975,000

Region XII - SOCCSKSARGEN	66,428,000	66,428,000

Division of Cotabato	8,994,000	8,994,000
Division of General Santos City	8,969,000	8,969,000
Division of Kidapawan City	9,013,000	9,013,000
Division of Koronadal City	8,348,000	8,348,000
Division of Sarangani	8,445,000	8,445,000
Division of South Cotabato	8,992,000	8,992,000
Division of Sultan Kudarat	8,981,000	8,981,000
Division of Tacurong City	4,686,000	4,686,000

Region XIII - CARAGA	92,689,000	92,689,000

Division of Agusan del Norte	9,008,000	9,008,000
Division of Agusan del Sur	8,396,000	8,396,000
Division of Bayugan City	4,650,000	4,650,000
Division of Bislig City	9,013,000	9,013,000
Division of Butuan City	9,008,000	9,008,000
Division of Cabadbaran City	4,686,000	4,686,000
Division of Dinagat Island	9,023,000	9,023,000
Division of Siargao	7,979,000	7,979,000
Division of Surigao City	9,034,000	9,034,000
Division of Surigao del Norte	8,248,000	8,248,000
Division of Surigao del Sur	8,926,000	8,926,000
Division of Tandag City	4,718,000	4,718,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	227
DEPARTMENT OF EDUCATION

Basic Education Curriculum	106,556,000	73,165,000	179,721,000

National Capital Region (NCR)	106,556,000	73,165,000	179,721,000

Central Office	106,556,000	73,165,000	179,721,000
Curricular programs, learning management models, standards and strategy development	5,777,432,000	1,500,000	5,778,932,000

National Capital Region (NCR)	446,035,000	1,500,000	447,535,000

Central Office		1,500,000	1,500,000
Regional Office - NCR	24,418,000		24,418,000
Division of Caloocan	36,702,000		36,702,000
Division of Las Piñas	21,510,000		21,510,000
Division of Makati	20,208,000		20,208,000
Division of Malabon City	24,291,000		24,291,000
Division of Mandaluyong	21,733,000		21,733,000
Division of Manila	48,614,000		48,614,000
Division of Marikina	21,716,000		21,716,000
Division of Muntinlupa	22,309,000		22,309,000
Division of Navotas City	24,650,000		24,650,000
Division of Parañaque	24,424,000		24,424,000
Division of Pasay City	24,971,000		24,971,000
Division of Pasig City	24,548,000		24,548,000
Division of Quezon City	48,340,000		48,340,000
Division of San Juan City	12,582,000		12,582,000
Division of Taguig and Pateros	22,293,000		22,293,000
Division of Valenzuela	22,726,000		22,726,000

Region I - Ilocos	351,196,000		351,196,000

Regional Office - I	25,028,000		25,028,000
Division of Alaminos City	13,642,000		13,642,000
Division of Batac City	12,470,000		12,470,000
Division of Candon City	13,808,000		13,808,000
Division of Dagupan City	24,433,000		24,433,000
Division of Ilocos Norte	24,406,000		24,406,000
Division of Ilocos Sur	23,692,000		23,692,000
Division of La Union	24,913,000		24,913,000
Division of Laoag City	13,463,000		13,463,000
Division of Pangasinan I	49,864,000		49,864,000
Division of Pangasinan II	49,071,000		49,071,000
Division of San Carlos City	24,505,000		24,505,000
Division of San Fernando City	13,785,000		13,785,000
Division of Urdaneta City	24,398,000		24,398,000
Division of Vigan City	13,718,000		13,718,000

Cordillera Administrative Region (CAR)	214,271,000		214,271,000

Regional Office - CAR	24,929,000		24,929,000
Division of Abra	24,690,000		24,690,000
Division of Apayao	22,378,000		22,378,000
Division of Baguio City	24,231,000		24,231,000
Division of Benguet	21,611,000		21,611,000
Division of Ifugao	23,745,000		23,745,000
Division of Kalinga	24,156,000		24,156,000
Division of Mt. Province	24,347,000		24,347,000
Division of Tabuk City	24,184,000		24,184,000

228	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region II - Cagayan Valley	252,816,000	252,816,000

Regional Office - Il	24,828,000	24,828,000
Division of Batanes	13,065,000	13,065,000
Division of Cagayan	48,893,000	48,893,000
Division of Cauayan City	16,761,000	16,761,000
Division of Ilagan City	13,533,000	13,533,000
Division of Isabela	49,613,000	49,613,000
Division of Nueva Vizcaya	23,928,000	23,928,000
Division of Quirino	24,672,000	24,672,000
Division of Santiago City	13,614,000	13,614,000
Division of Tuguegarao City	23,909,000	23,909,000

Region III - Central Luzon	546,766,000	546,766,000

Regional Office - III	24,555,000	24,555,000
Division of Angeles City	24,275,000	24,275,000
Division of Aurora	24,630,000	24,630,000
Division of Balanga City	14,705,000	14,705,000
Division of Bataan	24,422,000	24,422,000
Division of Bulacan	46,928,000	46,928,000
Division of Cabanatuan City	24,589,000	24,589,000
Division of Gapan City	13,787,000	13,787,000
Division of Mabalacat City	13,493,000	13,493,000
Division of Malolos City	24,185,000	24,185,000
Division of Meycauayan City	11,481,000	11,481,000
Division of Muñoz Science City	13,530,000	13,530,000
Division of Nueva Ecija	51,756,000	51,756,000
Division of Olongapo City	24,340,000	24,340,000
Division of Pampanga	49,054,000	49,054,000
Division of San Fernando City	25,451,000	25,451,000
Division of San Jose City	13,484,000	13,484,000
Division of San Jose del Monte City	24,372,000	24,372,000
Division of Tarlac	49,235,000	49,235,000
Division of Tarlac City	24,452,000	24,452,000
Division of Zambles	24,042,000	24,042,000

Region IVA - CALABARZON	640,587,000	640,587,000

Regional Office - IVA	22,768,000	22,768,000
Division of Antipolo City	23,375,000	23,375,000
Division of Bacoor City	13,678,000	13,678,000
Division of Batangas	50,321,000	50,321,000
Division of Batangas City	23,811,000	23,811,000
Division of Biñan City	25,333,000	25,333,000
Division of Cabuyao City	24,808,000	24,808,000
Division of Calamba City	24,777,000	24,777,000
Division of Cavite	50,065,000	50,065,000
Division of Cavite City	14,618,000	14,618,000
Division of Dasmariñas City	24,286,000	24,286,000
Division of General Trias City	22,010,000	22,010,000
Division of lmus City	13,616,000	13,616,000
Division of Laguna	46,180,000	46,180,000
Division of Lipa City	24,097,000	24,097,000
Division of Lucena City	23,647,000	23,647,000
Division of Quezon	78,947,000	78,947,000
Division of Rizal	48,779,000	48,779,000
Division of San Pablo City	24,336,000	24,336,000
Division of Sta. Rosa City	24,480,000	24,480,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	229
DEPARTMENT OF EDUCATION

Division of Tanauan City	23,126,000	23,126,000
Division of Tayabas City	13,529,000	13,529,000

Region IVB - MIMAROPA	219,805,000	219,805,000

Regional Office - IVB	20,510,000	20,510,000
Division of Calapan City	24,476,000	24,476,000
Division of Marinduque	24,678,000	24,678,000
Division of Occidental Mindoro	24,873,000	24,873,000
Division of Oriental Mindoro	27,803,000	27,803,000
Division of Palawan	48,637,000	48,637,000
Division of Puerto Princesa City	24,255,000	24,255,000
Division of Romblon	24,573,000	24,573,000

Region V - Bicol	423,806,000	423,806,000

Regional Office - V	25,540,000	25,540,000
Division of Albay	49,955,000	49,955,000
Division of Camarines Norte	21,512,000	21,512,000
Division of Camarines Sur	73,986,000	73,986,000
Division of Catanduanes	22,088,000	22,088,000
Division of Iriga City	13,606,000	13,606,000
Division of Legazpi City	23,394,000	23,394,000
Division of Ligao City	23,363,000	23,363,000
Division of Masbate	46,801,000	46,801,000
Division of Masbate City	24,490,000	24,490,000
Division of Naga City	25,423,000	25,423,000
Division of Sorsogon	24,631,000	24,631,000
Division of Sorsogon City	24,537,000	24,537,000
Division of Tabaco City	24,480,000	24,480,000

Region VI - Western Visayas	525,142,000	525,142,000

Regional Office - VI	22,250,000	22,250,000
Division of Aklan	23,664,000	23,664,000
Division of Antique	23,137,000	23,137,000
Division of Bacolod City	22,541,000	22,541,000
Division of Bago City	24,448,000	24,448,000
Division of Cadiz City	18,599,000	18,599,000
Division of Capiz	23,249,000	23,249,000
Division of Escalante City	13,519,000	13,519,000
Division of Guimaras	24,858,000	24,858,000
Division of Himamaylan City	23,908,000	23,908,000
Division of Iloilo	74,549,000	74,549,000
Division of Iloilo City	24,145,000	24,145,000
Division of Kabankalan City	24,310,000	24,310,000
Division of La Carlota City	13,557,000	13,557,000
Division of Negros Occidental	47,707,000	47,707,000
Division of Passi City	11,845,000	11,845,000
Division of Roxas City	23,688,000	23,688,000
Division of Sagay City	24,538,000	24,538,000
Division of San Carlos City	21,314,000	21,314,000
Division of Silay City	24,180,000	24,180,000
Division of Sipalay City	15,136,000	15,136,000

Region VII - Central Visayas	486,341,000	486,341,000

Regional Office - VII	21,029,000	21,029,000
Division of Bais City	13,058,000	13,058,000
Division of Bayawan City	24,180,000	24,180,000

230	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Bogo City	13,485,000	13,485,000
Division of Bohol	50,657,000	50,657,000
Division of Carcar City	19,282,000	19,282,000
Division of Cebu City	24,493,000	24,493,000
Division of Cebu Province	71,858,000	71,858,000
Division of Danao City	26,049,000	26,049,000
Division of Dumaguete City	15,121,000	15,121,000
Division of Guihulngan City	13,464,000	13,464,000
Division of Lapu-Lapu City	23,819,000	23,819,000
Division of Mandaue City	22,995,000	22,995,000
Division of Maga City	12,237,000	12,237,000
Division of Megros Oriental	47,384,000	47,384,000
Division of Siquijor	22,392,000	22,392,000
Division of Tagbilaran City	14,663,000	14,663,000
Division of Talisay City	14,187,000	14,187,000
Division of Tanjay City	15,732,000	15,732,000
Division of Toledo City	20,256,000	20,256,000

Region VIII - Eastern Visayas	254,427,000	254,427,000

Regional Office - VIII	25,774,000	25,774,000
Division of Baybay City	13,493,000	13,493,000
Division of Biliran	22,479,000	22,479,000
Division of Borongan City	13,569,000	13,569,000
Division of Catbalogan City	23,383,000	23,383,000
Division of Eastern Samar	21,319,000	21,319,000
Division of Leyte	49,605,000	49,605,000
Division of Maasin City	13,627,000	13,627,000
Division of Ormoc City	23,019,000	23,019,000
Division of Samar	23,953,000	23,953,000
Division of Southern Leyte	24,206,000	24,206,000

Region IX - Zamboanga Peninsula	269,443,000	269,443,000

Regional Office - IX	25,631,000	25,631,000
Division of Dapitan City	17,892,000	17,892,000
Division of Dipolog City	24,850,000	24,850,000
Division of Isabela City	24,508,000	24,508,000
Division of Pagadian City	24,172,000	24,172,000
Division of Zamboanga City	24,146,000	24,146,000
Division of Zamboanga del Norte	53,318,000	53,318,000
Division of Zamboanga del Sur	49,088,000	49,088,000
Division of Zamboanga Sibugay	25,838,000	25,838,000

Region X - Northern Mindanao	332,265,000	332,265,000

Regional Office - X	27,170,000	27,170,000
Division of Bukidnon	45,678,000	45,678,000
Division of Cagayan de Oro City	17,801,000	17,801,000
Division of Camiguin	14,912,000	14,912,000
Division of El Salvador City	14,494,000	14,494,000
Division of Gingoog City	24,474,000	24,474,000
Division of Iligan City	21,789,000	21,789,000
Division of Lanao del Norte	22,142,000	22,142,000
Division of Malaybalay City	24,386,000	24,386,000
Division of Misamis Occidental	22,533,000	22,533,000
Division of Misamis Oriental	24,122,000	24,122,000
Division of Oroquieta City	13,580,000	13,580,000
Division of Ozamiz City	24,631,000	24,631,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	231
DEPARTMENT OF EDUCATION

Division of Tangub City	13,564,000		13,564,000
Division of Valencia City	20,989,000		20,989,000

Region XI - Davao	301,870,000		301,870,000

Regional Office - XI	25,130,000		25,130,000
Division of Davao de Oro	23,562,000		23,562,000
Division of Davao City	48,160,000		48,160,000
Division of Davao del Norte	24,618,000		24,618,000
Division of Davao del Sur	24,730,000		24,730,000
Division of Davao Occidental	22,989,000		22,989,000
Division of Davao Oriental	23,615,000		23,615,000
Division of Digos City	24,482,000		24,482,000
Division of Island Garden City of Samal	12,617,000		12,617,000
Division of Mati City	24,290,000		24,290,000
Division of Panabo City	23,261,000		23,261,000
Division of Tagum City	24,416,000		24,416,000

Region XII - SOCCSKSARGEN	229,249,000		229,249.000

Regional Office - XII	22,538,000		22,538,000
Division of Cotabato	47,992,000		47,992,000
Division of General Santos City	23,326,000		23,326,000
Division of Kidapawan City	24,356,000		24,356,000
Division of Koronadal City	24,464,000		24,464,000
Division of Sarangani	24,588,000		24,588,000
Division of South Cotabato	23,654,000		23,654,000
Division of Sultan Kudarat	24,583,000		24,583,000
Division of Tacurong City	13,748,000		13,748,000

Region XIII - CARAGA	283,413,000		283,413,000

Regional Office - XIII	25,167,000		25,167,000
Division of Agusan del Morte	23,420,000		23,420,000
Division of Agusan del Sur	23,262,000		23,262,000
Division of Bayugan City	15,658,000		15,658,000
Division of Bislig City	24,463,000		24,463,000
Division of Butuan City	24,493,000		24,493,000
Division of Cabadbaran City	13,514,000		13,514,000
Division of Dinagat Island	24,063,000		24,063,000
Division of Siargao	24,015,000		24,015,000
Division of Surigao City	24,110,000		24,110,000
Division of Surigao del Morte	23,839,000		23,839,000
Division of Surigao del Sur	23,890,000		23,890,000
Division of Tandag City	13,519,000		13,519,000
Development and Promotion of Campus Journalism		1,984,000	1,984,000

National Capital Region (NCR)		1,984,000	1,984,000

Central Office		1,984,000	1,984,000
National Literacy Policies and Programs	3,087,000	7,439,000	10,526,000

National Capital Region (NCR)	3,087,000	7,439,000	10,526,000

Central Office	3,087,000	7,439,000	10,526,000

232	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Early Language Literacy and Numeracy		22,794,000		22,794.000

National Capital Region (NCR)		22,794,000		22,794,000

Central Office		22,794,000		22,794,000
BASIC EDUCATION INPUTS PROGRAM	15,271,906,000	5,563,949,000	19,340,247,000	40,176,102,000

Improvement and Acquisition of School Sites		80,227,000	65,000,000	145,227,000

National Capital Region (NCR)		80,227,000	65,000,000	145,227,000

Central Office		80,227,000	65,000,000	145,227,000
New School Personnel Positions	15,252,988,000	68,741,000		15,321,729,000

National Capital Region (NCR)	2,089,659,000	68,741,000		2,158,400,000

Central Office		68,741,000		68,741,000
Regional Office - NCR	2,089,659,000			2,089,659,000
Region I - Ilocos	484,618,000			484,618,000

Regional Office - I	484,618,000			484,618,000
Cordillera Administrative Region (CAR)	228,728,000			228,728,000

Regional Office - CAR	228,728,000			228,728,000
Region II - Cagayan Valley	432,040,000			432,040,000

Regional Office - II	432,040,000			432,040,000
Region III - Central Luzon	1,236,905,000			1,236,905,000

Regional Office - III	1,236,905,000			1,236,905,000
Region IVA - CALABARZON	2,091,712,000			2,091,712,000

Regional Office - IVA	2,091,712,000			2,091,712,000
Region IVB - MIMAROPA	560,166,000			560,166,000

Regional Office - IVB	560,166,000			560,166,000
Region V - Bicol	936,297,000			936,297,000

Regional Office - V	936,297,000			936,297,000
Region VI - Western Visayas	1,256,887,000			1,256,887,000

Regional Office - VI	1,256,887,000			1,256,887,000
Region VII - Central Visayas	1,479,542,000			1,479,542,000

Regional Office - VII	1,479,542,000			1,479,542,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	233
DEPARTMENT OF EDUCATION

Region VIII - Eastern Visayas	708,687,000			708,687,000

Regional Office - VIII	708,687,000			708,687,000
Region IX - Zamboanga Peninsula	524,722,000			524,722,000

Regional Office - IX	524,722,000			524,722,000
Region X - Northern Mindanao	943,143,000			943,143,000

Regional Office - X	943,143,000			943,143,000
Region XI - Davao	1,038,058,000			1,038,058,000

Regional Office - XI	1,038,058,000			1,038,058,000
Region XII - SOCCSKSARGEN	707,471,000			707,471,000

Regional Office - XII	707,471,000			707,471,000
Region XIII - CARAGA	534,353,000			534,353,000

Regional Office - XIII	534,353,000			534,353,000
Learning Tools and Equipment		2,283,383,000	435,926,000	2,719,309,000

National Capital Region (NCR)		2,283,383,000	435,926,000	2,719,309,000

Central Office		2,283,383,000	435,926,000	2,719,309,000
Textbooks and other Instructional Materials		963,257,000		963,257,000

National Capital Region (NCR)		963,257,000		963,257,000

Central Office		963,257,000		963,257,000
Computerization Program	18,918,000	314,826,000	5,662,340,000	5,996,084,000

National Capital Region (NCR)	18,918,000	314,826,000	5,662,340,000	5,996,084,000

Central Office	18,918,000	314,826,000	5,662,340,000	5,996,084,000
Basic Education Facilities		1,833,515,000	9,313,016,000	11,146,531,000

National Capital Region (NCR)		1,833,515,000	9,313,016,000	11,146,531,000

Central Office		1,833,515,000	9,313,016,000	11,146,531,000
Conservation and restoration of Gabaldon and other heritage school buildings			383,965,000	383,965,000

National Capital Region (NCR)			383,965,000	383,965,000

Central Office			383,965,000	383,965,000
Quick Response Fund		20,000,000	1,980,000,000	2,000,000,000

National Capital Region (NCR)		20,000,000	1,980,000,000	2,000,000,000

Central Office		20,000,000	1,980,000,000	2,000,000,000

234	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Last Mile Schools Program			1,500,000,000	1,500,000,000

National Capital Region (NCR)			1,500,000,000	1,500,000,000

Central Office			1,500,000,000	1,500,000,000
INCLUSIVE EDUCATION PROGRAM		17,441,071,000	32,000,000	17,473,071,000

Multigrade Education		22,266,000		22,266,000

National Capital Region (NCR)		22,266,000		22,266,000

Central Office		22,266,000		22,266,000
Indigenous Peoples Education (IPEd) Program		159,078,000		159,078,000

National Capital Region (NCR)		159,078,000		159,078,000

Central Office		159,078,000		159,078,000
Flexible Learning Options (ADM/ALS/EiE)		16,615,694,000		16,615,694,000

National Capital Region (NCR)		16,615,694,000		16,615,694,000

Central Office		16,615,694,000		16,615,694,000
Special Education Program		297,203,000	32,000,000	329,203,000

National Capital Region (NCR)		297,203,000	32,000,000	329,203,000

Central Office		297,203,000	32,000,000	329,203,000
Madrasah Education Program		346,830,000		346,830,000

National Capital Region (NCR)		346,830,000		346,830,000

Central Office		346,830,000		346,830,000
SUPPORT TO SCHOOLS AND LEARNERS PROGRAM	405,614,034,000	65,618,825,000		471,232,859,000

School-Based Feeding Program (SBFP)		6,044,788,000		6,044,788,000

National Capital Region (NCR)		6,044,788,000		6,044,788,000

Central Office		6,044,788,000		6,044,788,000
Operation of Schools - Elementary (Kinder to Grade 6)	238,384,092,000	14,570,245,000		252,954,337,000

National Capital Region (NCR)	17,714,017,000	1,018,404,000		18,732,421,000

Central Office		120,000,000		120,000,000
Division of Caloocan	2,146,582,000	111,227,000		2,257,809,000
Division of Las Piñas	790,570,000	39,195,000		829,765,000
Division of Makati	701,667,000	33,878,000		735,545,000
Division of Malabon City	686,667,000	36,192,000		722,859,000
Division of Mandaluyong	448,061,000	32,754,000		480,815,000
Division of Manila	2,913,865,000	132,500,000		3,046,365,000
Division of Marikina	559,227,000	31,699,000		590,926,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	235
DEPARTMENT OF EDUCATION

Division of Muntinlupa	658,524,000	34,316,000	692,840,000
Division of Navotas City	457,375,000	22,293,000	479,668,000
Division of Parañaque	796,829,000	41,665,000	838,494,000
Division of Pasay City	531,570,000	27,449,000	559,019,000
Division of Pasig City	991,344,000	55,015,000	1,046,359,000
Division of Quezon City	3,628,629,000	176,319,000	3,804,948,000
Division of San Juan City	142,867,000	6,831,000	149,698,000
Division of Taguig and Pateros	1,219,241,000	62,451,000	1,281,692,000
Division of Valenzuela	1,040,999,000	54,620,000	1,095,619,000

Region I - Ilocos	13,731,453,000	833,159,000	14,564,612,000

Division of Alaminos City	241,516,000	14,172,000	255,688,000
Division of Batac City	134,517,000	8,340,000	142,857,000
Division of Candon City	156,109,000	9,313,000	165,422,000
Division of Dagupan City	380,215,000	21,011,000	401,226,000
Division of Ilocos Norte	1,281,473,000	88,499,000	1,369,972,000
Division of Ilocos Sur	1,819,630,000	121,154,000	1,940,784,000
Division of La Union	1,746,290,000	108,085,000	1,854,375,000
Division of Laoag City	244,469,000	14,171,000	258,640,000
Division of Pangasinan I	3,620,442,000	209,030,000	3,829,472,000
Division of Pangasinan II	2,874,453,000	171,813,000	3,046,266,000
Division of San Carlos City	524,109,000	28,602,000	552,711,000
Division of San Fernando City	230,248,000	12,317,000	242,565,000
Division of Urdaneta City	339,042,000	19,481,000	358,523,000
Division of Vigan City	138,940,000	7,171,000	146,111,000

Cordillera Administrative Region (CAR)	5,622,237,000	382,557,000	6,004,794,000

Division of Abra	916,541,000	64,640,000	981,181,000
Division of Apayao	490,719,000	37,610,000	528,329,000
Division of Baguio City	592,570,000	30,484,000	623,054,000
Division of Benguet	1,289,829,000	91,017,000	1,380,846,000
Division of Ifugao	792,839,000	53,906,000	846,745,000
Division of Kalinga	470,800,000	34,682,000	505,482,000
Division of Mt. Province	685,216,000	45,358,000	730,574,000
Division of Tabuk City	383,723,000	24,860,000	408,583,000

Region II - Cagayan Valley	10,523,986,000	655,347,000	11,179,333,000

Division of Batanes	116,254,000	5,634,000	121,888,000
Division of Cagayan	3,302,405,000	207,845,000	3,510,250,000
Division of Cauayan City	374,097,000	22,313,000	396,410,000
Division of Ilagan City	440,068,000	26,528,000	466,596,000
Division of Isabela	3,526,666,000	222,140,000	3,748,806,000
Division of Nueva Vizcaya	1,427,581,000	92,207,000	1,519,788,000
Division of Quirino	657,660,000	44,135,000	701,795,000
Division of Santiago City	330,174,000	17,075,000	347,249,000
Division of Tuguegarao City	349,081,000	17,470,000	366,551,000

Region III - Central Luzon	24,444,516,000	1,435,746,000	25,880,262,000

Division of Angeles City	736,848,000	41,979,000	778,827,000
Division of Aurora	684,217,000	44,543,000	728,760,000
Division of Balanga City	200,785,000	11,121,000	211,906,000
Division of Bataan	1,479,542,000	87,992,000	1,567,534,000
Division of Bulacan	4,355,098,000	258,057,000	4,613,155,000
Division of Cabanatuan City	623,047,000	32,479,000	655,526,000
Division of Gapan City	294,151,000	16,008,000	310,159,000
Division of Mabalacat City	444,057,000	25,594,000	469,651,000

236	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Malolos City	418,149,000	23,469,000	441,618,000
Division of Meycauayan City	345,165,000	19,955,000	365,120,000
Division of Muñoz Science City	221,558,000	13,197,000	234,755,000
Division of Nueva Ecija	3,809,386,000	225,092,000	4,034,478,000
Division of Olongapo City	461,496,000	24,260,000	485,756,000
Division of Pampanga	3,566,596,000	208,344,000	3,774,940,000
Division of San Fernando City	565,795,000	30,222,000	596,017,000
Division of San Jose City	345,846,000	20,579,000	366,425,000
Division of San Jose del Monte City	983,374,000	52,471,000	1,035,845,000
Division of Tarlac	2,576,552,000	158,960,000	2,735,512,000
Division of Tarlac City	752,024,000	43,506,000	795,530,000
Division of Zambales	1,580,830,000	97,918,000	1,678,748,000

Region IVA - CALABARZON	26,990,413,000	1,616,955,000	28,607,368,000

Division of Antipolo City	1,282,160,000	70,845,000	1,353,005,000
Division of Bacoor City	691,006,000	38,186,000	729,192,000
Division of Batangas	4,062,344,000	254,464,000	4,316,808,000
Division of Batangas City	660,563,000	39,086,000	699,649,000
Division of Biñan City	451,410,000	27,383,000	478,793,000
Division of Cabuyao City	394,944,000	23,943,000	418,887,000
Division of Calamba City	781,634,000	44,628,000	826,262,000
Division of Cavite	2,979,834,000	178,720,000	3,158,554,000
Division of Cavite City	234,472,000	10,438,000	244,910,000
Division of Dasmariñas City	941,175,000	50,573,000	991,748,000
Division of General Trias City	486,296,000	28,715,000	515,011,000
Division of Imus City	566,817,000	31,653,000	598,470,000
Division of Laguna	2,576,107,000	152,472,000	2,728,579,000
Division of Lipa City	669,059,000	39,525,000	708,584,000
Division of Lucena City	572,664,000	31,925,000	604,589,000
Division of Quezon	4,534,511,000	295,653,000	4,830,164,000
Division of Rizal	3,438,657,000	201,912,000	3,640,569,000
Division of San Pablo City	593,656,000	34,480,000	628,136,000
Division of Sta, Rosa City	495,422,000	27,125,000	522,547,000
Division of Tanauan City	364,918,000	22,432,000	387,350,000
Division of Tayabas City	212,764,000	12,797,000	225,561,000

Region IVB - MIMAROPA	9,547,014,000	615,847,000	10,162,861,000

Division of Calapan City	351,587,000	19,879,000	371,466,000
Division of Marinduque	814,776,000	53,754,000	868,530,000
Division of Occidental Mindoro	1,562,285,000	100,325,000	1,662,610,000
Division of Oriental Mindoro	2,291,071,000	143,536,000	2,434,607,000
Division of Palawan	2,838,657,000	196,385,000	3,035,042,000
Division of Puerto Princesa City	607,332,000	35,846,000	643,178,000
Division of Romblon	1,081,306,000	66,122,000	1,147,428,000

Region V - Bicol	18,343,977,000	1,134,509,000	19,478,486,000

Division of Albay	2,591,974,000	163,252,000	2,755,226,000
Division of Camarines Norte	1,666,295,000	104,908,000	1,771,203,000
Division of Camarines Sur	4,918,746,000	318,159,000	5,236,905,000
Division of Catanduanes	1,122,131,000	65,212,000	1,187,343,000
Division of Iriga City	306,272,000	17,198,000	323,470,000
Division of Legazpi City	470,105,000	24,924,000	495,029,000
Division of Ligao City	358,401,000	21,091,000	379,492,000
Division of Masbate	3,165,994,000	189,569,000	3,355,563,000
Division of Masbate City	326,456,000	17,984,000	344,440,000
Division of Naga City	442,706,000	23,512,000	466,218,000
Division of Sorsogon	2,133,468,000	139,840,000	2,273,308,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	237
DEPARTMENT OF EDUCATION

Division of Sorsogon City	485,239,000	28,574,000	513,813,000
Division of Tabaco City	356,190,000	20,286,000	376,476,000

Region VI - Western Visayas	20,138,979,000	1,252,184,000	21,391,163,000

Division of Aklan	1,550,551,000	102,096,000	1,652,647,000
Division of Antique	1,885,847,000	132,195,000	2,018,042,000
Division of Bacolod City	971,522,000	52,476,000	1,023,998,000
Division of Bago City	400,037,000	22,779,000	422,816,000
Division of Cadiz City	415,543,000	23,988,000	439,531,000
Division of Capiz	1,926,206,000	119,915,000	2,046,121,000
Division of Escalante City	247,810,000	14,460,000	262,270,000
Division of Guimaras	499,236,000	31,383,000	530,619,000
Division of Himamaylan City	298,048,000	19,119,000	317,167,000
Division of Iloilo	5,054,441,000	326,942,000	5,381,383,000
Division of Iloilo City	767,558,000	43,175,000	810,733,000
Division of Kabankalan City	523,552,000	31,696,000	555,248,000
Division of La Carlota City	203,712,000	11,021,000	214,733,000
Division of Negros Occidental	3,467,831,000	208,307,000	3,676,138,000
Division of Passi City	231,031,000	14,003,000	245,034,000
Division of Roxas City	381,265,000	20,944,000	402,209,000
Division of Sagay City	413,510,000	24,473,000	437,983,000
Division of San Carlos City	400,376,000	23,128,000	423,504,000
Division of Silay City	288,719,000	16,677,000	305,396,000
Division of Sipalay City	212,184,000	13,407,000	225,591,000

Region VII - Central Visayas	19,567,529,000	1,142,575,000	20,710,104,000

Division of Bais City	238,587,000	13,937,000	252,524,000
Division of Bayaman City	418,118,000	26,656,000	444,774,000
Division of Bogo City	216,510,000	11,534,000	228,044,000
Division of Bohol	4,010,702,000	258,350,000	4,269,052,000
Division of Carcar City	293,549,000	17,376,000	310,925,000
Division of Cebu City	1,599,122,000	80,725,000	1,679,847,000
Division of Cebu Province	6,030,739,000	346,451,000	6,377,190,000
Division of Danao City	365,981,000	19,555,000	385,536,000
Division of Dumaguete City	252,989,000	12,604,000	265,593,000
Division of Guihulngan City	312,806,000	26,847,000	339,653,000
Division of Lapu-lapu City	851,535,000	42,986,000	894,521,000
Division of Mandaue City	588,047,000	31,130,000	619,177,000
Division of Naga City	244,337,000	15,004,000	259,341,000
Division of Negros Oriental	2,452,090,000	138,030,000	2,590,120,000
Division of Siguijor	298,596,000	19,225,000	317,821,000
Division of Tagbilaran City	198,942,000	9,965,000	208,907,000
Division of Talisay City	425,943,000	23,746,000	449,689,000
Division of Tanjay City	248,486,000	21,292,000	269,778,000
Division of Toledo City	520,450,000	27,162,000	547,612,000

Region VIII - Eastern Visayas	15,933,447,000	1,020,270,000	16,953,717,000

Division of Baybay City	334,997,000	20,696,000	355,693,000
Division of Biliran	622,178,000	38,189,000	660,367,000
Division of Borongan City	240,100,000	14,671,000	254,771,000
Division of Calbayog City	706,073,000	42,780,000	748,853,000
Division of Catbalogan City	327,825,000	18,218,000	346,043,000
Division of Eastern Samar	1,573,613,000	106,821,000	1,680,434,000
Division of Leyte	4,897,677,000	317,569,000	5,215,246,000
Division of Naasin City	282,227,000	16,547,000	298,774,000
Division of Northern Samar	2,454,854,000	149,128,000	2,603,982,000
Division of Ormoc City	547,153,000	34,224,000	581,377,000

238	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Samar	2,144,871,000	154,850,000	2,299,721,000
Division of Southern Leyte	1,207,954,000	78,000,000	1,285,954,000
Division of Tacloban City	593,925,000	28,577,000	622,502,000

Region IX - Zamboanga Peninsula	11,485,783,000	704,864,000	12,190,647,000

Division of Dapitan City	270,457,000	16,097,000	286,554,000
Division of Dipolog City	343,421,000	18,107,000	361,528,000
Division of Isabela City	390,941,000	21,062,000	412,003,000
Division of Pagadian City	478,036,000	26,523,000	504,559,000
Division of Zamboanga City	2,059,976,000	114,969,000	2,174,945,000
Division of Zamboanga del Norte	3,022,637,000	187,079,000	3,209,716,000
Division of Zamboanga del Sur	2,842,619,000	188,906,000	3,031,525,000
Division of Zamboanga Sibugay	2,077,696,000	132,121,000	2,209,817,000

Region X - Northern Mindanao	12,649,113,000	796,875,000	13,445,988,000

Division of Bukidnon	3,112,530,000	207,952,000	3,320,482,000
Division of Cagayan de Oro City	1,235,260,000	69,771,000	1,305,031,000
Division of Camiguin	299,248,000	18,101,000	317,349,000
Division of El Salvador City	122,477,000	7,708,000	130,185,000
Division of Gingoog City	421,367,000	25,811,000	447,178,000
Division of Iligan City	822,327,000	46,893,000	869,220,000
Division of Lanao del Norte	1,702,608,000	112,036,000	1,814,644,000
Division of Malaybalay City	478,474,000	28,325,000	506,799,000
Division of Misamis Occidental	1,117,010,000	77,119,000	1,194,129,000
Division of Misamis Oriental	2,011,844,000	126,105,000	2,137,949,000
Division of Oroquieta City	247,243,000	13,467,000	260,710,000
Division of Ozamiz City	341,123,000	19,897,000	361,020,000
Division of Tangub City	220,431,000	14,946,000	235,377,000
Division of Valencia City	517,171,000	28,744,000	545,915,000

Region XI - Davao	12,039,188,000	745,133,000	12,784,321,000

Division of Davao de Oro	1,862,668,000	125,840,000	1,988,508,000
Division of Davao City	3,184,750,000	186,349,000	3,371,099,000
Division of Davao del Norte	1,283,347,000	80,118,000	1,363,465,000
Division of Davao del Sur	1,394,807,000	80,833,000	1,475,640,000
Division of Davao Occidental	868,945,000	63,805,000	932,750,000
Division of Davao Oriental	1,385,062,000	90,003,000	1,475,065,000
Division of Digos City	396,694,000	22,255,000	418,949,000
Division of Island Garden City of Samal	295,273,000	18,730,000	314,003,000
Division of Mati City	424,232,000	23,078,000	447,310,000
Division of Panabo City	415,815,000	25,333,000	441,148,000
Division of Tagum City	527,595,000	28,789,000	556,384,000

Region XII - SOCCSKSARGEN	10,989,839,000	682,821,000	11,672,660,000

Division of Cotabato	3,115,293,000	208,611,000	3,323,904,000
Division of General Santos City	1,211,392,000	68,870,000	1,280,262,000
Division of Kidapawan City	387,078,000	23,089,000	410,167,000
Division of Koronadal City	393,885,000	22,739,000	416,624,000
Division of Sarangani	1,691,428,000	101,399,000	1,792,827,000
Division of South Cotabato	2,009,463,000	124,507,000	2,133,970,000
Division of Sultan Kudarat	1,919,919,000	120,280,000	2,040,199,000
Division of Tacurong City	261,381,000	13,326,000	274,707,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	239
DEPARTMENT OF EDUCATION

Region XIII - CARAGA	8,662,601,000	532,999,000	9,195,600,000

Division of Agusan del Norte	952,702,000	57,008,000	1,009,710,000
Division of Agusan del Sur	2,042,038,000	129,974,000	2,172,012,000
Division of Bayugan City	376,256,000	20,124,000	396,380,000
Division of Bislig City	313,684,000	17,999,000	331,683,000
Division of Butuan City	920,859,000	51,360,000	972,219,000
Division of Cabadbaran City	202,891,000	11,604,000	214,495,000
Division of Dinagat Island	407,043,000	27,980,000	435,023,000
Division of Siargao	485,152,000	30,264,000	515,416,000
Division of Surigao City	407,581,000	24,133,000	431,714,000
Division of Surigao del Norte	726,961,000	46,489,000	773,450,000
Division of Surigao del Sur	1,641,247,000	106,014,000	1,747,261,000
Division of Tandag City	186,187,000	10,050,000	196,237,000
Operation of Schools - Junior
High School (Grade 7 to Grade 10)	128,873,216,000	10,287,433,000	139,160,649,000

National Capital Region (NCR)	13,731,165,000	1,045,848,000	14,777,013,000

Central Office		120,000,000	120,000,000
Division of Caloocan	1,671,540,000	109,059,000	1,780,599,000

Division Office - Proper	467,067,000	33,649,000	500,716,000
Baesa High School	45,685,000	2,816,000	48,501,000
Bagong Barrio National High School	62,298,000	3,705,000	66,003,000
Bagong Silang High School	121,809,000	7,132,000	128,941,000
Bagumbong High School (Main)	82,140,000	4,472,000	86,612,000
Caloocan High School	145,503,000	10,465,000	155,968,000
Camarin High School (Main)	153,472,000	9,957,000	163,429,000
Caybiga High School	53,184,000	3,522,000	56,706,000
Deparo High School (Main)	51,892,000	3,130,000	55,022,000
Kalayaan National High School	112,565,000	6,547,000	119,112,000
M.B. Asistio, Sr. High School	72,754,000	5,311,000	78,065,000
M.B. Asistio, Sr. High School Unit 1	32,500,000	2,735,000	35,235,000
Manuel L. Quezon High School	71,907,000	4,193,000	76,100,000
Pangarap High School	37,897,000	1,968,000	39,865,000
Tala High School	132,618,000	7,558,000	140,176,000
Talipapa High School	28,249,000	1,899,000	30,148,000
Division of Las Piñas	648,963,000	44,149,000	693,112,000

Division Office - Proper	119,887,000	15,495,000	135,382,000
CAA National High School	137,850,000	7,028,000	144,878,000
Golden Acres National High School (Las Pinas National High School - Golden Acres Annex)	64,430,000	4,141,000	68,571,000
Las Piñas East High School (Main)	146,009,000	7,452,000	153,461,000
Las Piñas National High School (Main)	129,090,000	6,903,000	135,993,000
Las Piñas North National High School	51,697,000	3,130,000	54,827,000
Division of Makati	575,988,000	40,880,000	616,868,000

Division Office - Proper	1,302,000	1,552,000	2,854,000
Bangkal High School	39,764,000	2,789,000	42,553,000
Benigno “Ninoy” Aquino High School	106,997,000	8,805,000	115,802,000
Fort Bonifacio High School	149,625,000	8,974,000	158,599,000
General Pio del Pilar National High School	44,128,000	3,361,000	47,489,000
Makati High School	71,004,000	4,622,000	75,626,000

240	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Makati West High School (Makati Science High School)	29,747,000	1,826,000	31,573,000
Pitogo High School	63,598,000	4,385,000	67,983,000
San Antonio National High School	37,780,000	2,536,000	40,316,000
San Isidro National High School	32,043,000	2,030,000	34,073,000
Division of Malabon City	439,146,000	30,298,000	469,444,000

Division Office - Proper	109,124,000	10,377,000	119,501,000
Malabon National High School	100,139,000	7,318,000	107,457,000
Panghulo National High School	39,712,000	2,393,000	42,105,000
Potrero National High School	39,037,000	2,191,000	41,228,000
Tañong National High School	23,035,000	1,350,000	24,385,000
Tinajeros National High School	81,499,000	3,994,000	85,493,000
Tugatog National High School	46,600,000	2,675,000	49,275,000
Division of Mandaluyong	441,639,000	38,420,000	480,059,000

Division Office - Proper	130,316,000	12,283,000	142,599,000
Andres Bonifacio Integrated School	39,592,000	3,554,000	43,146,000
Bonifacio Javier National High School	34,215,000	3,343,000	37,558,000
Eulogio Rodriguez Integrated School	36,660,000	3,935,000	40,595,000
Highway Hills Integrated School	38,537,000	4,057,000	42,594,000
Isaac Lopez Integrated School	23,644,000	3,054,000	26,698,000
Jose Fabella Memorial High School	82,273,000	3,648,000	85,921,000
Mandaluyong High School	56,402,000	4,546,000	60,948,000

Division of Manila	1,947,344,000	123,632,000	2,070,976,000

Division Office - Proper	51,585,000	3,086,000	54,671,000
Antonio Maceda Integrated School	45,355,000	2,407,000	47,762,000
Antonio Villegas Vocational High School	45,165,000	3,163,000	48,328,000
Carlos P. Garcia High School	34,565,000	2,486,000	37,051,000
Cayetano Arellano High School	76,893,000	4,959,000	81,852,000
Claro M. Recto High School	34,349,000	2,212,000	36,561,000
Doña Teodora Alonzo High School	41,014,000	2,229,000	43,243,000
Dr. Juan Nolasco High School	69,017,000	4,345,000	73,362,000
Elpidio Quirino High School	50,755,000	2,896,000	53,651,000
Esteban Abada High School	43,944,000	2,925,000	46,869,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)	58,286,000	3,100,000	61,386,000
F. G. Calderon Integrated School	59,372,000	3,511,000	62,883,000
Florentino Torres High School (Torres High School)	105,029,000	6,693,000	111,722,000
Gen. Emilio Aguinaldo Integrated School	22,920,000	1,370,000	24,290,000
Gregorio Perfecto High School	54,025,000	3,000,000	57,025,000
I. Villamor High School	51,050,000	3,429,000	54,479,000
Jose Abad Santos High School	88,301,000	5,816,000	94,117,000
Jose P. Laurel High School	58,917,000	3,608,000	62,525,000
Lakan Dula High School	94,964,000	5,642,000	100,606,000
M. Araullo High School (Araullo High School)	96,648,000	6,370,000	103,018,000
Manila High School	40,435,000	3,017,000	43,452,000
Manila Science High School	40,123,000	2,522,000	42,645,000
Manuel A. Roxas High School	72,559,000	5,168,000	77,727,000
Manuel L. Quezon High School	51,365,000	3,197,000	54,562,000
Mariano Marcos Memorial High School	67,139,000	4,239,000	71,378,000
Pres. Sergio Osmeña, Sr. High School	43,472,000	2,439,000	45,911,000
Rajah Soliman Science and Technology High School	68,721,000	4,652,000	73,373,000
Ramon C. Avancena High School	29,880,000	2,055,000	31,935,000
Ramon Magsaysay High School	116,692,000	7,326,000	124,018,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	241
DEPARTMENT OF EDUCATION

T. Paez Integrated School	59, 530,000	3,634,000	63,164,000
Tondo High School	73,883,000	5,496,000	79,379,000
Valeriano Fugoso Memorial High School	21,245,000	1,592,000	22,837,000
Victoriano Mapa High School	80,146,000	5,048,000	85,194,000

Division of Marikina	589,289,000	38,208,000	627,497,000

Division Office - Proper	339,607,000	21,516,000	361,123,000
Malanday National High School	34,948,000	2,608,000	37,556,000
Marikina High School	73,517,000	4,874,000	78,391,000
Parang High School	65,032,000	4,323,000	69,355,000
Sta. Elena High School	76,185,000	4,887,000	81,072,000

Division of Muntinlupa	452,198,000	35,554,000	487,752,000

Division Office - Proper	80,499,000	10,730,000	91,229,000
Muntinlupa Business High School (Pedro E. Diaz High School-Buli Annex)	95,343,000	4,725,000	100,068,000
Muntinlupa National High School	163,106,000	8,808,000	171,914,000
Pedro E. Diaz High School	113,250,000	11,291,000	124,541,000

Division of Navotas City	288,387,000	21,282,000	309,669,000

Division Office - Proper	4,669,000	613,000	5,282,000
Kaunlaran High School	74,618,000	4,433,000	79,051,000
Navotas National High School	73,586,000	6,280,000	79,866,000
San Rafael Technological and Vocational High School	25,535,000	3,440,000	28,975,000
San Roque National High School	53,323,000	3,096,000	56,419,000
Tangos National High School	32,728,000	1,828,000	34,556,000
Tanza National High School	23,928,000	1,592,000	25,520,000

Division of Parañaque	592,539,000	45,224,000	637,763,000

Division Office - Proper	223,133,000	21,950,000	245,083,000
Baclaran National High School	24,896,000	1,693,000	26,589,000
Dr. Arcadio Santos National High School (Main)	58,423,000	4,110,000	62,533,000
Parañaque National High School (Main)	286,087,000	17,471,000	303,558,000

Division of Pasay City	461,634,000	30,027,000	491,661,000

Division Office - Proper	17,953,000	3,403,000	21,356,000
Kalayaan National High School	51,070,000	3,338,000	54,408,000
Pasay City East High School	76,279,000	4,679,000	80,958,000
Pasay City National Science High School	18,730,000	1,169,000	19,899,000
Pasay City North High School	65,510,000	2,583,000	68,093,000
Pasay City South High School	70,480,000	4,271,000	74,751,000
Pasay City West High School	90,148,000	5,308,000	95,456,000
Philippine National School for the Blind (Philippine School for the Blind)	19,943,000	2,074,000	22,017,000
Philippine School for the Deaf	51,521,000	3,202,000	54,723,000

Division of Pasig City	879,857,000	64,158,000	944,015,000

Division Office - Proper	152,714,000	11,176,000	163,890,000
Eusebio High School (Rizal High School - Rosario)	60,993,000	4,607,000	65,600,000
Kapitolyo High School (Rizal High School - Kapitolyo)	29,631,000	2,175,000	31,806,000
Manggahan High School (Rizal High School - Manggahan Annex)	88,053,000	5,370,000	93,423,000

242	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Pinagbuhatan High School (Rizal High School - Pinagbuhatan)	72,381,000	4,925,000	77,306,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)	56,877,000	7,117,000	63,994,000
Rizal High School (Main)	156,927,000	11,153,000	168,080,000
Sagad High School (Rizal High School - Sagad)	47,604,000	3,279,000	50,883,000
San Joaquin / Kalawaan High School	81,424,000	5,418,000	86,842,000
Santolan High School (Rizal High School-Santolan)	50,167,000	3,502,000	53,669,000
Sta. Lucia High School	83,086,000	5,436,000	88,522,000

Division of Quezon City	3,004,163,000	181,069,000	3,185,232,000

Division Office - Proper	3,920,000	1,470,000	5,390,000
Bagong Silangan High School	89,908,000	5,597,000	95,505,000
Balara High School	43,449,000	2,643,000	46,092,000
Balingasa High School	22,328,000	1,733,000	24,061,000
Camp Crame High School	17,845,000	967,000	18,812,000
Camp Gen. Emilio Aguinaldo High School	40,815,000	2,739,000	43,554,000
Carlos L. Albert High School	72,080,000	4,543,000	76,623,000
Carlos P. Garcia High School	19,465,000	1,299,000	20,764,000
Commonwealth High School	157,573,000	8,709,000	166,282,000
Corazon C. Aquino National High School	237,332,000	13,108,000	250,440,000
Culiat High School	62,190,000	3,306,000	65,496,000
Don Alejandro Roces, Sr. Science and Technology High School	34,450,000	2,463,000	36,913,000
Don Quintin Paredes High School	12,106,000	898,000	13,004,000
Doña Josefa Jara Martinez Vocational High School	31,329,000	2,008,000	33,337,000
Doña Rosario High School	63,533,000	4,118,000	67,651,000
Ernesto Rondon High School (Project 6 High School)	69,946,000	4,115,000	74,061,000
Eulogio Rodriguez, Jr. High School	55,628,000	3,319,000	58,947,000
Flora A. Ylagan High School	31,661,000	1,862,000	33,523,000
Holy Spirit National High School	66,887,000	4,007,000	70,894,000
Ismael Mathay, Sr. High School (GSIS Village High School)	65,439,000	4,185,000	69,624,000
Jose P. Laurel, Sr. High School	34,264,000	2,116,000	36,380,000
Juan Sumulong High School	40,429,000	2,163,000	42,592,000
Judge Feliciano Belmonte, Sr. High School	83,927,000	5,078,000	89,005,000
Judge Juan Luna High School	49,435,000	2,863,000	52,298,000
Justice Cecilia Muñoz-Palma High School	128,495,000	8,200,000	136,695,000
Krus na Ligas High School	41,418,000	2,247,000	43,665,000
Lagro High School (Main)	111,964,000	6,436,000	118,400,000
Maligaya High School	61,374,000	3,565,000	64,939,000
Manuel Roxas High School	34,647,000	2,338,000	36,985,000
Masambong High School	23,275,000	1,664,000	24,939,000
New Era High School	67,707,000	4,069,000	71,776,000
NOH School for the Crippled Children	28,211,000	1,841,000	30,052,000
North Fairview High School	107,508,000	6,418,000	113,926,000
Novaliches High School (Main)	108,995,000	6,136,000	115,131,000
Ponciano Bernardo High School	22,075,000	1,253,000	23,328,000
Pugad Lawin High School	22,854,000	1,649,000	24,503,000
Quezon City High School	71,987,000	4,124,000	76,111,000
Quezon City Science High School	40,228,000	3,760,000	43,988,000
Quirino High School	70,085,000	4,049,000	74,134,000
Ramon Magsaysay (Cubao) High School	115,757,000	6,117,000	121,874,000
San Bartolome High School	140,232,000	7,421,000	147,653,000
San Francisco High School (Don Mariano Marcos High School)	111,272,000	7,310,000	118,582,000
San Jose High School	18,611,000	1,307,000	19,918,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	243
DEPARTMENT OF EDUCATION

Sauyo High School (Pasong Tamo High School)	76,122,000	4,529,000	80,651,000
Sergio Osmeña, Sr. High School (Main)	53,146,000	2,762,000	55,908,000
Sta. Lucia High School	72,317,000	4,357,000	76,674,000
Tandang Sora National High School	69,944,000	4,208,000	74,152,000

Division of San Juan City	64,443,000	4,420,000	68,863,000

Division Office - Proper	81,000	586,000	667,000
San Juan National High School	64,362,000	3,834,000	68,196,000

Division of Taguig and Pateros	831,881,000	57,227,000	889,108,000

Division Office - Proper	182,710,000	18,366,000	201,076,000
Bagumbayan National High School	62,828,000	4,719,000	67,547,000
Gen. Ricardo G. Papa, Sr. Memorial High School, Main	71,750,000	3,228,000	74,978,000
Pateros National High School	65,507,000	3,367,000	68,874,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School	15,176,000	1,257,000	16,433,000
Signal Village National High School (Signal Village High School)	183,160,000	10,367,000	193,527,000
Taguig National High School	50,176,000	3,579,000	53,755,000
Tipas National High School	35,383,000	2,245,000	37,628,000
Upper Bicutan National High School	80,633,000	5,214,000	85,847,000
Western Bicutan National High School	84,558,000	4,885,000	89,443,000

Division of Valenzuela	842,154,000	62,241,000	904,395,000

Division Office - Proper	239,464,000	22,918,000	262,382,000
Bignay National High School	47,845,000	3,201,000	51,046,000
Caruhatan National High School	32,250,000	1,887,000	34,137,000
Dalandanan National High School	94,687,000	5,375,000	100,062,000
General T. De Leon National High School	81,847,000	5,759,000	87,606,000
Lawang Bato National High School	46,027,000	2,769,000	48,796,000
Malinta National High School	57,554,000	5,443,000	62,997,000
Mapulang Lupa High School	26,059,000	1,465,000	27,524,000
Maysan National High School	40,080,000	3,001,000	43,081,000
Parada National High School	25,479,000	1,509,000	26,988,000
Polo National High School	88,510,000	5,076,000	93,586,000
Valenzuela National High School (Main)	62,352,000	3,838,000	66,190,000

Region I - Ilocos	7,863,495,000	580,041,000	8,443,536,000

Division of Alaminos City	139,502,000	10,127,000	149,629,000

Division Office - Proper	30,502,000	2,725,000	33,227,000
Alaminos National High School	67,225,000	4,356,000	71,581,000
Alos National High School	15,417,000	1,013,000	16,430,000
San Vicente National High School	11,805,000	910,000	12,715,000
Telbang National High School	14,553,000	1,123,000	15,676,000

Division of Batac City	55,742,000	5,044,000	60,786,000

Division Office - Proper	11,412,000	1,411,000	12,823,000
Batac National High School and Baay Bungon National High School	12,859,000	1,627,000	14,486,000
City of Batac National High School Poblacion	31,471,000	2,006,000	33,477,000

244	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Candon City	94,578,000	6,821,000	101,399,000

Division Office - Proper	37,574,000	3,018,000	40,592,000
Candon National High School	57,004,000	3,803,000	60,807,000

Division of Dagupan City	242,127,000	17,377,000	259,504,000

Division Office - Proper	63,206,000	5,972,000	69,178,000
Bonuan Boquig National High School	41,552,000	2,525,000	44,077,000
Dagupan City National High School	105,541,000	6,794,000	112,335,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School	31,828,000	2,086,000	33,914,000

Division of Ilocos Norte	612,053,000	49,399,000	661,452,000

Division Office - Proper	155,631,000	17,550,000	173,181,000
Bacarra National Comprehensive High School	49,537,000	3,064,000	52,601,000
Bangui National High School	18,079,000	1,298,000	19,377,000
Burgos Agro-Industrial School	20,684,000	1,160,000	21,844,000
Cadaratan National High School	9,454,000	845,000	10,299,000
Caestebanan National High School	7,062,000	586,000	7,648,000
Caribquib National High School	6,968,000	527,000	7,495,000
Catagtaguen National High School	8,727,000	736,000	9,463,000
Davila National High School	8,830,000	796,000	9,626,000
Dingras National High School & Lt. Edgar For Memorial National High School	33,490,000	1,341,000	34,831,000
Dumalneg National High School	6,755,000	737,000	7,492,000
Ilocos Norte Agricultural College	37,275,000	2,100,000	39,375,000
Luzong National High School	12,558,000	962,000	13,520,000
Marcos National High School	17,903,000	1,424,000	19,327,000
Nagrebcan National High School	7,381,000	630,000	8,011,000
Nueva Era National High School	11,359,000	909,000	12,268,000
Pagsanahan National High School	7,665,000	644,000	8,309,000
Pagudpud National High School	16,882,000	1,095,000	17,977,000
Paoay National High School	18,328,000	1,508,000	19,836,000
Pasaleng National High School	8,545,000	773,000	9,318,000
Piddig National High School	15,077,000	1,257,000	16,334,000
Pinili National High School	18,273,000	1,516,000	19,789,000
San Nicolas National High School	38,557,000	2,502,000	41,059,000
Sarrat National High School	31,266,000	1,730,000	32,996,000
Solsona National High School	21,203,000	1,724,000	22,927,000
Sta. Rosa National High School	13,974,000	1,146,000	15,120,000
Wilbur C. Go National High School	10,590,000	839,000	11,429,000

Division of Ilocos Sur	670,290,000	54,227,000	724,517,000

Division Office - Proper	310,750,000	30,102,000	340,852,000
Burgos National High School	16,832,000	1,051,000	17,883,000
Cabugao National High School	19,254,000	1,369,000	20,623,000
Cervantes National High School	17,947,000	1,270,000	19,217,000
Lussoc National High School	22,563,000	1,411,000	23,974,000
Magsingal National High School	15,121,000	1,293,000	16,414,000
Naglaoa-an National High School	15,363,000	979,000	16,342,000
Narvacan National Central High School	57,801,000	3,633,000	61,434,000
San Juan National High School	31,141,000	1,924,000	33,065,000
Sinait National High School	47,541,000	3,298,000	50,839,000
Sta. Maria National High School	31,465,000	2,233,000	33,698,000
Suyo National High School	15,277,000	1,056,000	16,333,000
Tagudin National High School	48,302,000	3,225,000	51,527,000
Teodoro Hernaez National High School	20,933,000	1,383,000	22,316,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	245
DEPARTMENT OF EDUCATION

Division of La Union	996,712,000	77,555,000	1,074,267,000

Division Office - Proper	415,412,000	42,562,000	457,974,000
Aringay National High School	38,741,000	2,234,000	40,975,000
Bacnotan National High School	54,443,000	2,808,000	57,251,000
Castor Z. Concepcion Memorial National High School	28,729,000	1,945,000	30,674,000
Damortis National High School	21,405,000	1,411,000	22,816,000
Don E. De Guzman Memorial National High School	56,663,000	3,180,000	59,843,000
Don Eufemio F. Eriguel Memorial National High School	45,702,000	2,654,000	48,356,000
Doña Francisca Lacsamana Viuda de Ortega Memorial National High School	45,063,000	2,888,000	47,951,000
Luna National High School	43,536,000	2,012,000	45,548,000
Naguilian National High School	49,570,000	2,788,000	52,358,000
President Elpidio Quirino National High School	34,980,000	1,872,000	36,852,000
Regional Science High School, La Union	11,889,000	2,181,000	14,070,000
Rosario Integrated School	44,937,000	2,578,000	47,515,000
San Gabriel Vocational High School	15,921,000	1,173,000	17,094,000
San Juan National High School	23,075,000	1,364,000	24,439,000
Sto. Rosario National High School	18,170,000	1,124,000	19,294,000
Sto. Tomas National High School	25,189,000	1,478,000	26,667,000
Tubao National High School	23,287,000	1,303,000	24,590,000

Division of Laoag City	183,999,000	14,025,000	198,024,000

Division Office - Proper	7,258,000	2,290,000	9,548,000
Gabu National High School	13,266,000	1,171,000	14,437,000
Ilocos Norte College of Arts and Trades	68,939,000	4,840,000	73,779,000
Ilocos Norte National High School	79,046,000	4,741,000	83,787,000
Ilocos Norte Regional School of Fisheries	15,490,000	983,000	16,473,000

Division of Pangasinan I	2,171,075,000	154,802,000	2,325,877,000

Division Office - Proper	882,719,000	74,160,000	956,879,000
Agno National High School	33,061,000	1,772,000	34,833,000
Anda National High School	18,459,000	980,000	19,439,000
Balingasay National High School	12,874,000	1,033,000	13,907,000
Bangan Oda National High School	10,618,000	727,000	11,345,000
Bani National High School (San Jose)	16,664,000	1,105,000	17,769,000
Basista National High School	43,743,000	2,612,000	46,355,000
Bayambang National High School (Bayambang)	109,557,000	6,958,000	116,515,000
Binabalian National High School	17,394,000	1,147,000	18,541,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)	35,056,000	2,136,000	37,192,000
Bolinao School of Fisheries	21,329,000	1,195,000	22,524,000
Bued National High School	24,891,000	1,387,000	26,278,000
Burgos National High School	24,287,000	1,522,000	25,809,000
Calasiao Comprehensive National High School	84,338,000	5,428,000	89,766,000
Dacap Norte National High School	20,931,000	1,396,000	22,327,000
Daniel Maramba National High School	66,109,000	4,333,000	70,442,000
Dulag National High School	21,408,000	1,253,000	22,661,000
Dumpay National High School	19,012,000	1,102,000	20,114,000
Eguia National High School	15,750,000	1,019,000	16,769,000
Enrico T. Prado National High School	23,135,000	1,372,000	24,507,000
Estanza National High School	16,888,000	1,044,000	17,932,000
Irene Rayos Ombac National High School	30,420,000	1,735,000	32,155,000
Labrador National High School	34,757,000	2,361,000	37,118,000
Lasip National High School	19,130,000	1,265,000	20,395,000
Macarang National High School	22,028,000	1,511,000	23,539,000
Malasiqui National High School	66,929,000	4,040,000	70,969,000

246	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Mangatarem National High School	64,743,000	4,308,000	69,051,000
Mapandan National High School	41,762,000	2,910,000	44,672,000
Olea National High School	16,680,000	1,161,000	17,841,000
Pangasinan National High School	111,208,000	6,162,000	117,370,000
Pangasinan School of Arts and Trades	45,889,000	2,972,000	48,861,000
Parayao National High School	20,137,000	1,289,000	21,426,000
Payas National High School	12,950,000	988,000	13,938,000
Pilar National High School	15,352,000	1,041,000	16,393,000
Polong National High School	40,291,000	2,426,000	42,717,000
Salomague National High School	16,537,000	1,096,000	17,633,000
Sual National High School	42,800,000	2,581,000	45,381,000
Tococ National High School	15,630,000	1,047,000	16,677,000
Urbiztondo National High School	22,556,000	1,341,000	23,897,000
Zaragoza National High School	13,053,000	887,000	13,940,000

Division of Pangasinan II	1,833,822,000	128,546,000	1,962,368,000

Division Office - Proper	600,698,000	52,756,000	653,454,000
Amamperez Agro-Industrial High School	9,457,000	734,000	10,191,000
Angela Valdez Ramos National High School	25,660,000	1,494,000	27,154,000
Antonio P. Villar National High School	19,146,000	1,265,000	20,411,000
Arboleda National High School	13,556,000	1,010,000	14,566,000
Artacho National High School	14,750,000	951,000	15,701,000
Balungao National High School	20,358,000	1,573,000	21,931,000
Bautista National High School	38,912,000	2,566,000	41,478,000
Benigno V. Aldana National High School	67,728,000	3,914,000	71,642,000
Bobonan National High School	10,951,000	780,000	11,731,000
Cabilaoan Agro-Industrial High School	12,190,000	796,000	12,986,000
Cipriano Primicias Memorial National High School	28,364,000	1,983,000	30,347,000
David National High School	12,543,000	828,000	13,371,000
Don Ramon E. Costales Memorial National High School	63,654,000	3,568,000	67,222,000
Eastern Pangasinan Agricultural College	37,308,000	2,166,000	39,474,000
Guiling-Coliling National High School	15,538,000	1,063,000	16,601,000
Juan G. Nacaraeg National High School	67,381,000	4,447,000	71,828,000
Laoac National High School	23,428,000	1,479,000	24,907,000
Lobong National High School	19,755,000	1,317,000	21,072,000
Luciano Millan National High School	39,564,000	2,477,000	42,041,000
Mabilao National High School	16,776,000	1,342,000	18,118,000
Manaoag National High School	77,583,000	4,879,000	82,462,000
Mangaldan National High School	123,921,000	7,151,000	131,072,000
Mataas na Paaralang Juan C. Laya	48,747,000	2,753,000	51,500,000
Natividad National High School	14,477,000	1,126,000	15,603,000
Pindangan National High School, Alcala	16,040,000	831,000	16,871,000
Rosales National High School	82,374,000	4,811,000	87,185,000
San Fabian National High School	68,034,000	3,684,000	71,718,000
San Jacinto National High School	50,748,000	2,937,000	53,685,000
San Nicolas East National High School	17,575,000	1,046,000	18,621,000
San Quintin National High School	30,418,000	2,029,000	32,447,000
Tayug National High School	72,777,000	4,081,000	76,858,000
Toboy National High School	13,394,000	1,132,000	14,526,000
Umingan Central National High School	60,017,000	3,577,000	63,594,000

Division of San Carlos City	304,388,000	21,877,000	326,265,000

Division Office - Proper	131,840,000	11,090,000	142,930,000
Abanon National High School	25,942,000	1,477,000	27,419,000
Pangalangan National High School	18,922,000	1,177,000	20,099,000
Speaker Eugenio Perez National Agricultural High School	80,883,000	4,961,000	85,844,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	247
DEPARTMENT OF EDUCATION

Tandoc National High School	23,408,000	1,465,000	24,873,000
Turac National High School	23,393,000	1,707,000	25,100,000

Division of San Fernando City	142,879,000	11,206,000	154,085,000

Division Office - Proper	41,501,000	5,717,000	47,218,000
La Union National High School	101,378,000	5,489,000	106,867,000

Division of Urdaneta City	272,742,000	19,622,000	292,364,000

Division Office - Proper	133,435,000	11,022,000	144,457,000
Badipa National High School	17,752,000	1,252,000	19,004,000
Lananpin National High School	16,227,000	1,173,000	17,400,000
Palina East National High School	18,216,000	1,079,000	19,295,000
Urdaneta National High School	87,112,000	5,096,000	92,208,000

Division of Vigan City	143,586,000	9,413,000	152,999,000

Division Office - Proper	19,673,000	1,610,000	21,283,000
Ilocos Sur National High School	123,913,000	7,803,000	131,716,000

Cordillera Administrative Region (CAR)	2,595,495,000	211,223,000	2,806,718,000

Division of Abra	324,193,000	27,147,000	351,340,000

Division Office - Proper	209,149,000	20,007,000	229,156,000
Abra High School	46,990,000	3,095,000	50,085,000
Cristina B. Gonzales Memorial High School	25,051,000	1,448,000	26,499,000
Mataragan National Agricultural High School	8,270,000	445,000	8,715,000
Northern Abra National High School	19,091,000	1,200,000	20,291,000
Pilar Rural High School	15,642,000	952,000	16,594,000

Division of Apayao	201,323,000	21,128,000	222,451,000

Division Office - Proper	154,039,000	18,096,000	172,135,000
Apayao National Industrial and
Agricultural High School	15,017,000	837,000	15,854,000
Conner Central National High School	15,575,000	1,063,000	16,638,000
Flora National High School	16,692,000	1,132,000	17,824,000

Division of Baguio City	447,015,000	31,798,000	478,813,000

Division Office - Proper	101,309,000	12,714,000	114,023,000
Baguio City National High School	165,784,000	9,141,000	174,925,000
Guisad Valley National High School	22,418,000	1,585,000	24,003,000
Irisan National High School	29,622,000	1,714,000	31,336,000
Magsaysay National High School	27,850,000	1,465,000	29,315,000
Mil-an National High School	20,250,000	1,417,000	21,667,000
Pines City National High School	65,774,000	2,832,000	68,606,000
Roxas National High School	14,008,000	930,000	14,938,000

Division of Benguet	539,784,000	44,492,000	584,276,000

Division Office - Proper	225,187,000	25,302,000	250,489,000
Alejo M. Pacalso Memorial National High School	18,903,000	1,159,000	20,062,000
Atok National High School	16,274,000	803,000	17,077,000
Benguet National High School	60,808,000	3,531,000	64,339,000
Bokod National High School	13,163,000	853,000	14,016,000
Buguias National High School	9,973,000	587,000	10,560,000
Governor Bado Dangwa Agro-Industrial School	29,305,000	1,996,000	31,301,000

248	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Kamora National High School	15,043,000	994,000	16,037,000
Kibungan National High School	11,182,000	661,000	11,843,000
La Trinidad National High School	14,682,000	927,000	15,609,000
Lepanto National High School	23,586,000	1,198,000	24,784,000
Loo National High School	22,173,000	1,458,000	23,631,000
Mankayan National High School	23,009,000	1,197,000	24,206,000
Tuba National High School, Nangalisan	17,706,000	1,183,000	18,889,000
Tublay School of Home Industries	38,790,000	2,643,000	41,433,000

Division of Ifugao	273,069,000	23,273,000	296,342,000

Division Office - Proper	183,614,000	17,786,000	201,400,000
Banaue National High School	12,956,000	658,000	13,614,000
Hingyon National High School	9,976,000	512,000	10,488,000
Lawig National High School	16,119,000	1,111,000	17,230,000
Mayoyao National High School	9,122,000	646,000	9,768,000
Namillangan National High School	12,528,000	747,000	13,275,000
Sta. Maria National High School	28,754,000	1,813,000	30,567,000

Division of Kalinga	211,562,000	18,083,000	229,645,000

Division Office - Proper	141,598,000	13,341,000	154,939,000
Balbalan Agricultural and Industrial School	15,009,000	1,745,000	16,754,000
Pinukpuk Vocational School	23,575,000	1,262,000	24,837,000
Rizal National School of Arts and Trades	18,245,000	1,117,000	19,362,000
Tanudan Vocational School	13,135,000	618,000	13,753,000

Division of Mt. Province	398,707,000	31,078,000	429,785,000

Division Office - Proper	255,080,000	22,762,000	277,842,000
Antadao National High School	6,109,000	446,000	6,555,000
Bacarri National Trade-Agricultural School	10,414,000	717,000	11,131,000
Eastern Bontoc National Agricultural
Vocational High School	13,040,000	540,000	13,580,000
Guinzadan National High School	12,916,000	851,000	13,767,000
Mt. Province General Comprehensive High School	36,401,000	1,920,000	38,321,000
Natonin National High School	8,351,000	495,000	8,846,000
Panabungen School of Arts, Trades and Home Industries	5,658,000	465,000	6,123,000
Paracelis National High School	12,070,000	889,000	12,959,000
Paracelis Technical and Vocational High School	19,983,000	997,000	20,980,000
Tadian School of Arts and Trades	18,685,000	996,000	19,681,000

Division of Tabuk City	199,842,000	14,224,000	214,066,000

Division Office - Proper	79,922,000	7,378,000	87,300,000
Kalinga National High School	41,465,000	1.825,000	43,290,000
Tabuk National High School	66,577,000	4,278,000	70,855,000
Tuga National High School	11,878,000	743,000	12,621,000

Region II - Cagayan Valley	5,189,803,000	401,198,000	5,591,001,000

Division of Batanes	88,227,000	5,129,000	93,356,000

Division Office - Proper	29,254,000	2,253,000	31,507,000
Batanes National Science High School (Batanes National High School)	26,768,000	1,352,000	28,120,000
Itbayat National Agricultural High School	15,961,000	806,000	16,767,000
Sabtang National School of Fisheries	16,244,000	718,000	16,962,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	249
DEPARTMENT OF EDUCATION

Division of Cagayan	1,531,819,000	112,358,000	1,644,177,000

Division Office - Proper	950,532,000	77,487,000	1,028,019,000
Abulug National Rural and Vocational High School	18,635,000	1,120,000	19,755,000
Abulug School of Fisheries	15,713,000	857,000	16,570,000
Alcala Rural School	15,068,000	793,000	15,861,000
Allacapan Vocational High School	34,184,000	2,057,000	36,241,000
Aaulung National High School	24,693,000	1,520,000	26,213,000
Aparri School of Arts and Trades	26,298,000	2,074,000	28,372,000
Baggao National Agricultural School	28,122,000	1,782,000	29,904,000
Bukig National Agricultural and Technical School	24,110,000	1,398,000	25,508,000
Camalaniugan High School	41,527,000	2,557,000	44,084,000
Claveria Rural and Vocational School	14,828,000	945,000	15,773,000
Claveria School of Arts and Trades	32,296,000	1,916,000	34,212,000
Enrile Vocational High School	37,636,000	1,901,000	39,537,000
Gattaran National Trade School	29,402,000	1,824,000	31,226,000
Itawes National Agriculture and Technological School	27,607,000	1,238,000	28,845,000
Pamplona National School of Fisheries	16,335,000	949,000	17,284,000
Peñablanca National High School	30,381,000	1,927,000	32,308,000
Sanchez Mira School of Arts and Trades	28,567,000	1,866,000	30,433,000
Solana Fresh Water and Fisheries School	25,034,000	1,254,000	26,288,000
Sta. Ana Fishery National High School	25,515,000	2,056,000	27,571,000
Tuao Vocational and Technical School	23,352,000	1,304,000	24,656,000
Vicente D. Trinidad National High School	26,696,000	1,537,000	28,233,000
Western Cagayan School of Arts and Trades	35,288,000	1,996,000	37,284,000

Division of Cauayan City	184,302,000	14,596,000	198,898,000

Division Office - Proper	84,306,000	8,390,000	92,696,000
Cauayan City National High School	87,695,000	5,299,000	92,994,000
Villaluna National High School (Isabela National High School - Villaluna Annex)	12,301,000	907,000	13,208,000

Division of Ilagan City	243,849,000	18,408,000	262,257,000

Division Office - Proper	82,250,000	8,764,000	91,014,000
Ilagan West National High School	15,001,000	915,000	15,916,000
Isabela National High School	88,480,000	4,709,000	93,189,000
Isabela School of Arts and Trades	44,612,000	3,025,000	47,637,000
San Antonio Agricultural High School	13,506,000	995,000	14,501,000

Division of Isabela	1,773,789,000	145,642,000	1,919,431,000

Division Office - Proper	670,635,000	72,518,000	743,153,000
Addalam Region High School	7,985,000	508,000	8,493,000
Alfreda Albano National High School	21,939,000	1,544,000	23,483,000
Alicia National High School, Paddad	36,245,000	2,355,000	38,600,000
Angadanan High School	14,510,000	1,073,000	15,583,000
Benito Soliven National High School	21,479,000	1,501,000	22,980,000
Burgos National High School	14,649,000	1,064,000	15,713,000
Cabatuan National High School - Main	29,310,000	2,023,000	31,333,000
Cagasat High School	19,917,000	1,024,000	20,941,000
Calanigan National High School	13,744,000	1,004,000	14,748,000
Callang National High School - Main	23,843,000	1,489,000	25,332,000
Delfin Albano High School (Main)	51,215,000	2,970,000	54,185,000
Dibuluan National High School	14,674,000	804,000	15,478,000
Don Mariano Marcos National High School	21,997,000	1,367,000	23,364,000
Doña Aurora National High School - Main	57,229,000	3,476,000	60,705,000

250	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Gamu Rural School	33,566,000	1,693,000	35,259,000
Isabela School of Fisheries	18,605,000	1,193,000	19,798,000
Jones Rural School	38,746,000	2,147,000	40,893,000
Lalauanan High School	17,732,000	1,288,000	19,020,000
Luna National High School	20,457,000	1,472,000	21,929,000
Mabini National High School	13,477,000	923,000	14,400,000
Muñoz National High School - Main	20,804,000	1,348,000	22,152,000
Naguilian National High School	22,433,000	1,814,000	24,247,000
Palanan National High School	14,092,000	1,103,000	15,195,000
Quezon National High School - Main	20,511,000	1,497,000	22,008,000
Quirino National High School - Main	19,058,000	1,306,000	20,364,000
Ramon National High School	22,545,000	1,447,000	23,992,000
Raniag High School	29,632,000	1,851,000	31,483,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)	13,725,000	2,369,000	16,094,000
Reina Mercedes Vocational and Industrial School	42,829,000	2,282,000	45,111,000
Rizal Region National High School, Alicia, Isabela	14,232,000	1,001,000	15,233,000
Roxas National High School	48,304,000	3,130,000	51,434,000
Salinungan National High School	24,701,000	1,912,000	26,613,000
San Agustin National High School	12,714,000	773,000	13,487,000
San Antonio National High School, Delfin Albano	14,694,000	1,375,000	16,069,000
San Isidro National High School	25,055,000	1,520,000	27,475,000
San Jose National High School	14,376,000	1,064,000	15,440,000
San Mariano National High School - Main	42,924,000	2,555,000	45,479,000
San Mateo Vocational and Industrial School	32,042,000	2,288,000	34,330,000
San Pablo National High School	19,959,000	1,176,000	21,135,000
Sandiat National High School	16,627,000	1,007,000	17,634,000
Santa Maria National High School - Main	25,204,000	1,927,000	27,131,000
St. Paul Vocational and Industrial High School	23,167,000	1,456,000	24,623,000
Sto. Tomas National High School	34,742,000	1,865,000	36,607,000
Tumauini National High School	34,649,000	2,621,000	37,270,000
Ugad High School	21,916,000	1,519,000	23,435,000

Division of Nueva Vizcaya	641,927,000	46,696,000	688,623,000

Division Office - Proper	211,019,000	19,427,000	230,446,000
Alfonso Castañeda National High School	13,876,000	1,259,000	15,135,000
Aritao National High School	35,978,000	2,480,000	38,458,000
Bagabag National High School	29,128,000	1,885,000	31,013,000
Bambang National High School	52,287,000	3,365,000	55,652,000
Bintawan National High School	27,197,000	1,746,000	28,943,000
Bonfal National High School	13,979,000	995,000	14,974,000
Diadi National High School	25,486,000	1,753,000	27,239,000
Dupax del Sur National High School	14,813,000	937,000	15,750,000
Kasibu National Agricultural School	19,529,000	1,246,000	20,775,000
Lamo National High School	22,207,000	1,281,000	23,488,000
Nansiakan National High School	11,437,000	656,000	12,093,000
Nueva Vizcaya General Comprehensive High School	64,902,000	3,830,000	68,732,000
Quezon National High School	25,829,000	1,286,000	27,115,000
Salinas National High School	8,559,000	551,000	9,110,000
Solano High School	52,863,000	3,207,000	56,070,000
Uddiawan National High School	12,838,000	792,000	13,630,000

Division of Quirino	342,588,000	30,846,000	373,434,000

Division Office - Proper	158,627,000	17,798,000	176,425,000
Cabarroguis National School of Arts and Trades	22,601,000	2,212,000	24,813,000
Diffun National High School	39,152,000	2,774,000	41,926,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	251
DEPARTMENT OF EDUCATION

Maddela Comprehensive High School	34,245,000	2,476,000	36.721,000
Pinaripad National High School	17,251,000	1,274,000	18,525,000
Quirino General High School, Main Campus	31,500,000	1,861,000	33,361,000
Saguday National High School	25,737,000	1,541,000	27,278,000
Victoria High School (Aglipay National High School - Victoria Annex)	13,475,000	910,000	14,385,000

Division of Santiago City	158,052,000	13,510,000	171,562,000

Division Office - Proper	22,163,000	4,721,000	26,884,000
Cabulay High School	15,202,000	935,000	16,137,000
Divisoria High School	24,421,000	1,563,000	25,984,000
Rizal National High School	28,537,000	1,572,000	30,109,000
Santiago City National High School	67,729,000	4,719,000	72,448,000

Division of Tuguegarao City	225,250,000	14,013,000	239,263,000

Division Office - Proper	36,305,000	3,252,000	39,557,000
Cagayan National High School	151,504,000	8,069,000	159,573,000
Gosi National High School	13,450,000	1,161,000	14,611,000
Linao National High School	23,991,000	1,531,000	25,522,000

Region III - Central Luzon	14,124,805,000	1,046,735,000	15,171,540,000

Division of Angeles City	480,066,000	34,730,000	514,796,000

Division Office - Proper	109,580,000	10,529,000	120,109,000
Angeles City National High School	90,895,000	5,642,000	96,537,000
Angeles City National Trade School	82,561,000	5,511,000	88,072,000
Angeles City Science High School	13,000,000	1,254,000	14,254,000
Balibago High School	56,946,000	3,645,000	60,591,000
EPZA High School (resettlement school)	28,037,000	1,952,000	29,989,000
Francisco G. Nepomuceno Memorial High School	99,047,000	6,197,000	105,244,000

Division of Aurora	402,584,000	32,895,000	435,479,000

Division Office - Proper	207,447,000	19,035,000	226,482,000
Aurora National High School	18,202,000	1,060,000	19,262,000
Baler National High School	29,716,000	2,011,000	31,727,000
Casiguran National High School	18,413,000	1,443,000	19,856,000
Dilasag National High School	13,590,000	1,044,000	14,634,000
Dingalan National High School	17,680,000	1,494,000	19,174,000
Ditumabo National High School	15,107,000	1,128,000	16,235,000
J.C. Angara Memorial National High School (Dinalungan National High School)	14,355,000	1,404,000	15,759,000
Lual National High School	23,419,000	1,439,000	24,858,000
Ma. Aurora National High School	21,880,000	1,402,000	23,282,000
Mucdol National High School	22,775,000	1,435,000	24,210,000

Division of Balanga City	156,384,000	9,674,000	166,058,000

Division Office - Proper	190,000	267,000	457,000
Bataan National High School	113,137,000	6,847,000	119,984,000
City of Balanga National High School	43,057,000	2,560,000	45,617,000

Division of Bataan	894,443,000	62,925,000	957,368,000

Division Office - Proper	173,388,000	18,211,000	191,599,000
B. Camacho National High School	43,550,000	2,353,000	45,903,000

252	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Balsik national High School	27,235,000	1,787,000	29,022,000
Bataan School of Fisheries	41,795,000	3,124,000	44,919,000
E.C. Bernabe National High School - Bagac National High School, Poblacion	25,832,000	1,553,000	27,385,000
Hermosa National High School	33,995,000	2,491,000	36,486,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)	29,347,000	1,902,000	31,249,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)	30,773,000	1,868,000	32,641,000
Lamao National High School	31,444,000	1,954,000	33,398,000
Limay National High School	64,060,000	3,503,000	67,563,000
Luakan National High School	42,682,000	2,471,000	45,153,000
Magsaysay Integrated School	23,908,000	1,582,000	25,490,000
Mariveles National High School, Cabcaben	48,264,000	3,599,000	51,863,000
Mariveles National High School, Poblacion	87,441,000	5,033,000	92,474,000
Morong National High School	32,291,000	2,013,000	34,304,000
Orani National High School (resettlement school)	52,946,000	3,000,000	55,946,000
Pablo Roman National High School	46,201,000	3,026,000	49,227,000
Pagalanggang High School	32,960,000	1,923,000	34,883,000
Samal National High School	26,331,000	1,532,000	27,863,000

Division of Bulacan	2,535,399,000	182,656,000	2,718,055,000

Division Office - Proper	168,610,000	20,456,000	189,066,000
Alexis G. Santos National High School	34,840,000	2,447,000	37,287,000
Angat National High School	10,303,000	977,000	11,280,000
Bajet-Castillo High School	45,121,000	2,911,000	48,032,000
Balagtas Agricultural High School	59,085,000	3,781,000	62,866,000
Bambang National High School - (Iluminada Mendoza- Roxas)	12,849,000	1,206,000	14,055,000
Binagbag High School - Diosdado Macapagal High School	22,869,000	1,831,000	24,700,000
Binagbag National High School	12,081,000	1,073,000	13,154,000
Binagbag National High School Annex (DRT)	14,176,000	1,270,000	15,446,000
Bintog National High School (Jose J. Mariano Memorial High School)	16,722,000	1,426,000	18,148,000
Bunsuran National High School	49,040,000	3,459,000	52,499,000
Bunsuran National High School Annex (Masagana High School)	14,228,000	1,338,000	15,566,000
Calamitan National High School	11,661,000	970,000	12,631,000
Calamitan National High School Annex (Akle High School)	11,076,000	1,098,000	12,174,000
Calumpit National High School	51,253,000	3,302,000	54,555,000
Cambaog National High School	15,043,000	1,239,000	16,282,000
Catmon National High School	29,096,000	2,110,000	31,206,000
Dampol 1st National High School	20,368,000	1,677,000	22,045,000
Dampol 2nd National High School	28,131,000	1,904,000	30,035,000
Dampol 2nd National High School Annex (Sta. Lucia)	29,044,000	1,846,000	30,890,000
Dampol 2nd National High School Annex (Sta. Peregrina)	26,896,000	1,917,000	28,813,000
Doña Candelaria Duque Meneses High School	23,076,000	1,556,000	24,632,000
Dr. Felipe de Jesus High School	38,896,000	2,548,000	41,444,000
F. F. Halili National Agricultural School	60,921,000	3,267,000	64,188,000
F. G. Bernardino Memorial Trade School	129,193,000	8,425,000	137,618,000
FVR National High School - Tigbe	27,764,000	1,821,000	29,585.000
Felizardo C. Lipana Memorial High School (Sta. Rita High School]	38,900,000	2,699,000	41,599,000
Frances High School	24,417,000	1,722,000	26,139,000
Guiguinto National Vocational High School	92,000,000	5,304,000	97,304,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	253
DEPARTMENT OF EDUCATION

Iba National High School	29,872,000	1,957,000	31,829,000
Jaime J. Vistan High School	12,853,000	930,000	13,783,000
John J. Russel Memorial High School (Sibul National High School)	29,828,000	2,409,000	32,237,000
Lolomboy National High School	46,577,000	2,515,000	49,092,000
Maguinao Cruz Na Daan National High School (Carlos F. Gonzales High School)	62,790,000	4,034,000	66,824,000
Mariano Ponce National High School	68,875,000	4,672,000	73,547,000
Maronquillo National High School	13,323,000	1,085,000	14,408,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	52,932,000	3,344,000	56,276,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	55,756,000	3,396,000	59,152,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - Sta. Monica	37,251,000	2,148,000	39,399,000
Minuyan National High School	34,776,000	2,611,000	37,387,000
Norzagaray National High School	48,982,000	3,258,000	52,240,000
Norzagaray National High School - FVR High School (North Hill Village)	26,478,000	1,720,000	28,198,000
Obando National High School	40,984,000	2,542,000	43,526,000
Obando School of Fisheries	10,848,000	1,570,000	12,418,000
Parada National High School	56,286,000	4,173,000	60,459,000
Partida High School	15,454,000	1,360,000	16,814,000
Prenza National High School	89,695,000	6,084,000	95,779,000
Pulong Buhangin National High School	73,961,000	5,145,000	79,106,000
Salapungan National High School	12,223,000	995,000	13,218,000
San Francisco Xavier High School	20,337,000	1,416,000	21,753,000
San Ildefonso National High School	55,424,000	3,717,000	59,141,000
San Marcos National High School Annex (Caniogan High School)	12,876,000	955,000	13,831,000
San Miguel National High School	125,167,000	8,361,000	133,528,000
San Rafael National Trade School	29,774,000	1,979,000	31,753,000
San Roque National High School (Kapitangan National High School Annex - San Rogue)	31,800,000	1,910,000	33,710,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)	39,370,000	2,996,000	42,366,000
Sto. Niño High School	16,745,000	1,313,000	18,058,000
Sullivan National High School	21,282,000	1,568,000	22,850,000
Taal High School	45,551,000	3,449,000	49,000,000
Taliptip National High School	23,057,000	1,563,000	24,620,000
Tiaong National High School	12,862,000	1,046,000	13,908,000
Tibagan National High School	22,526,000	1,546,000	24,072,000
Vedasto R. Santiago High School	42,935,000	2,941,000	45,876,000
Virgen De La Flores High School	27,589,000	1,835,000	29,424,000
Virginia Ramirez Cruz National High School	70,701,000	4,533,000	75,234,000

Division of Cabanatuan City	238,787,000	21,565,000	260,352,000

Division Office - Proper	20,239,000	6,961,000	27,200,000
Camp Tinio National High School	37,171,000	2,549,000	39,720,000
Cesar E. Vergara Memorial High School	15,471,000	1,079,000	16,550,000
Eastern Cabu National High School	20,544,000	1,538,000	22,082,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)	21,775,000	1,534,000	23,309,000
Marciano del Rosario National High School	39,640,000	2,586,000	42,226,000
Mayapyap National High School	34,113,000	2,145,000	36,258,000
San Josef National High School	49,834,000	3,173,000	53,007,000

254	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Gapan City	206,133,000	13,741,000	219,874,000

Division Office - Proper	19,135,000	2,719,000	21,854,000
Juan R. Liwag Memorial National High School	99,185,000	5,920,000	105,105,000
Pambuan National High School	14,694,000	902,000	15,596,000
San Nicolas High School	21,040,000	1,144,000	22,184,000
San Roque National High School	28,965,000	1,631,000	30,596,000
Sta. Cruz National High School	23,114,000	1,425,000	24,539,000

Division of Mabalacat City	331,561,000	22,284,000	353,845,000

Division Office - Proper	91,781,000	7,356,000	99,137,000
Camachiles National High School (Sapang Biabas High School - resettlement school)	46,208,000	2,884,000	49,092,000
Dolores National High School, Magalang (Madapdap Resettlement High School)	36,134,000	2,693,000	38,827,000
Dona Asuncion Lee Integrated School	47,865,000	2,557,000	50,422,000
Mabalacat Community High School	26,639,000	1,839,000	28,478,000
Mabalacat National High School	41,114,000	2,463,000	43,577,000
Mauaque High School (resettlement school)	41,820,000	2,492,000	44,312,000

Division of Malolos City	315,435,000	20,776,000	336,211,000

Division Office - Proper	126,712,000	9,887,000	136,599,000
Bulihan National High School	18,813,000	1,164,000	19,977,000
Malolos Marine Fishery School and Laboratory	30,189,000	1,907,000	32,096,000
Marcelo H. Del Pilar National High School	139,721,000	7,818,000	147,539,000

Division of Meycauayan City	122,291,000	13,343,000	135,634,000

Division Office - Proper	45,540,000	5,809,000	51,349,000
Meycauayan National High School	76,751,000	7,534,000	84,285,000

Division of Muñoz Science City	142,354,000	9,869,000	152,223,000

Division Office - Proper	27,350,000	2,768,000	30,118,000
Muñoz National High School	91,071,000	5,455,000	96,526,000
Muñoz National High School Annex	23,933,000	1,646,000	25,579,000

Division of Nueva Ecija	2,024,308,000	150,633,000	2,174,941,000

Division Office - Proper	364,523,000	38,546,000	403,069,000
Agbanawag National High School	11,806,000	870,000	12,676,000
Aliaga National High School	45,587,000	3,302,000	48,889,000
Bartolome Sangalang National High School	52,516,000	3,893,000	56,409,000
Bicos National High School	12,089,000	968,000	13,057,000
Bongabon National High School	87,737,000	5,593,000	93,330,000
Cabiao National High School	85,216,000	5,511,000	90,727,000
Cabucbacan National High School	12,776,000	961,000	13,737,000
Calaba National High School	17,761,000	1,253,000	19,014,000
Canaan East National High School	13,753,000	935,000	14,688,000
Carmen National High School	15,275,000	1,217,000	16,492,000
Carranglan National High School	20,510,000	1,295,000	21,805,000
Cuyapo National High School	37,455,000	2,188,000	39,643,000
Digdig High School	13,389,000	1,046,000	14,435,000
Doha Juana Chioco National High School	42,258,000	3,019,000	45,277,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)	15,110,000	1,213,000	16,323,000
Dr. Ramon de Santas National High School	36,107,000	2,143,000	38,250,000
Eduardo Jason Memorial High School	28,906,000	2,258,000	31,164,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	255
DEPARTMENT OF EDUCATION

Exequiel R. Lina National High School	23,391,000	1,805,000	25,196,000
Gabaldon Vocational Agricultural High School	26,205,000	2,011,000	28,216,000
Galvan High School	15,227,000	1,268,000	16,495,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)	22,170,000	1,666,000	23,836,000
General Luna National High School	11,697,000	924,000	12,621,000
General Tinio National High School	50,866,000	2,894,000	53,760,000
Hilario E. Hermosa Memorial High School	17,084,000	1,464,000	18,548,000
Jorge M. Padilla National High School	12,443,000	997,000	13,440,000
Julia Ortiz Luis National High School	40,577,000	2,741,000	43,318,000
Lino Bernardo High School (Bago National High School)	14,846,000	983,000	15,829,000
Macabaclay National High School	13,797,000	1,073,000	14,870,000
Magpapalayok National High School	11,881,000	896,000	12,777,000
Maligaya National High School	19,259,000	1,091,000	20,350,000
Mallorca National High School	23,476,000	1,590,000	25,066,000
Nueva Ecija National High School	123,086,000	7,056,000	130,142,000
Palayan City National High School	48,283,000	3,511,000	51,794,000
Pantabangan High School	17,815,000	1,763,000	19,578,000
Penaranda National High School	40,287,000	2,532,000	42,819,000
Putlod - San Jose National High School	24,185,000	1,579,000	25,764,000
Putlod - San Jose National High School Annex	22,817,000	1,528,000	24,345,000
Restituto B. Peria High School (Bibiclat National High School)	14,423,000	1,047,000	15,470,000
Ricardo Dizon Canlas Agricultural School	11,048,000	952,000	12,000,000
Rio-Chico National High School	12,600,000	1,127,000	13,727,000
Rizal National High School	39,563,000	2,576,000	42,139,000
San Anton National High School	15,381,000	1,064,000	16,445,000
San Francisco National High School	26,854,000	1,723,000	28,577,000
San Mariano National High School (San Francisco High School Annex)	20,732,000	1,318,000	22,050,000
San Ricardo National High School	36,132,000	2,340,000	38,472,000
Sibul National High School	14,678,000	1,248,000	15,926,000
Sta. Rita National High School	11,417,000	992,000	12,409,000
Sta. Rosa High School	36,219,000	2,251,000	38,470,000
Sto. Domingo National Trade School	50,447,000	2,871,000	53,318,000
Sto. Rosario National High School, Sta. Rosa	24,996,000	1.585,000	26,581,000
Talavera National High School	80,772,000	4,895,000	85,667,000
Talugtug National High School (Osmeña-Roxas National High School)	22,968,000	1,469,000	24,437,000
Teodoro A. Dionisio National High School	19,165,000	1,154,000	20,319,000
Triala National High School	14,347,000	1,168,000	15,515,000
V. R. Bumanlag High School (Sto. Tomas National High School)	13,670,000	979,000	14,649,000
Vaca Valley National High School	16,722,000	1,284,000	18,006,000
Zaragoza National High School	50,008,000	3,007,000	53,015,000

Division of Olongapo City	358,794,000	23,977,000	382,771,000

Division Office - Proper	57,761,000	5,657,000	63,418,000
Barreto National High School	23,639,000	1,514,000	25,153,000
City of Olongapo National High School	139,019,000	6,971,000	145,990,000
Gordon Heights National High School	56,202,000	3,137,000	59,339,000
Kalalake National High School	30,258,000	1,663,000	31,921,000
New Cabalan National High School	35,652,000	2,595,000	38,247,000
Regional Science High School	16,263,000	2,440,000	18,703,000

Division of Pampanga	2,100,934,000	152,814,000	2,253,748,000

Division Office - Proper	423,694,000	40,867,000	464,561,000

256	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Anao National High School	25,059,000	1,452,000	26,511,000
Andres M. Luciano High School	39,972,000	2,511,000	42,483,000
Apalit High School	19,679,000	1,568,000	21,247,000
Apalit Technical Vocational High School	35,334,000	2,151,000	37,485,000
Arayat National High School	18,618,000	1,238,000	19,856,000
Bahay Pare National High School	31,101,000	2,320,000	33,421,000
Balitucan National High School	18,863,000	1,341,000	20,204,000
Balucuc National High School	17,718,000	1,201,000	18,919,000
Basa Air Base National High School	24,544,000	1,870,000	26,414,000
Becuran National High School	39,240,000	2,878,000	42,118,000
Betis National High School	37,891,000	2,706,000	40,597,000
Caduang Tete National High School	29,461,000	1,859,000	31,320,000
Camba National High School	50,213,000	3,033,000	53,246,000
Cansinala National High School	13,946,000	956,000	14,902,000
De La Paz Libutad National High School	20,886,000	1,317,000	22,203,000
Diosdado Macapagal High School	34,136,000	2,173,000	36,309,000
Dolores National High School, Magalang	30,130,000	1,642,000	31,772,000
Emigdio A. Bondoc High School, San Luis	9,821,000	919,000	10,740,000
Floridablanca National Agricultural School	32,151,000	2,084,000	34,235,000
Guillermo D. Mendoza National High School	26,450,000	1,543,000	27,993,000
Gutad National High School	20,902,000	1,610,000	22,512,000
Gutad National High School - Floridablanca Integrated School	34,850,000	2,097,000	36,947,000
Justino Sevilla High School (Mangga-Cacutud National High School)	68,999,000	4,246,000	73,245,000
Lubao Vocational High School	39,694,000	2,596,000	42,290,000
Malino National High School	21,607,000	1,523,000	23,130,000
Mexico National High School	17,701,000	1,366,000	19,067,000
Natividad National High School	18,885,000	1,450,000	20,335,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)	17,427,000	1,441,000	18,868,000
Pagyuruan National High School (Paguiruan High School)	13,630,000	1,179,000	14,809,000
Pandacaque Resettlement School (D.J. Gonzales National High School)	57,911,000	3,980,000	61,891,000
Pasig National High School	38,389,000	2,656,000	41,045,000
Porac Model Community High School (resettlement school)	34,985,000	2,449,000	37,434,000
Porac National High School	19,036,000	1,411,000	20,447,000
Potrero National High School	25,582,000	1,785,000	27,367,000
Pulong Santol National High School	44,352,000	2,515,000	46,867,000
Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2	22,405,000	1,818,000	24,223,000
Remedios National High School	14,254,000	1,095,000	15,349,000
Salapungan National High School	17,321,000	1,106,000	18,427,000
San Isidro National High School, San Luis	18,010,000	1,152,000	19,162,000
San Isidro National High School, Sta. Ana	28,842,000	1,638,000	30,480,000
San Juan National High School, Mexico	40,703,000	2,950,000	43,653,000
San Juan-San Luis National High School Annex (San Carlos)	24,275,000	1,416,000	25,691,000
San Matias National High School	56,032,000	3,460,000	59,492,000
San Pablo 2nd National High School	34,018,000	2,315,000	36,333,000
San Pedro National High School	13,846,000	986,000	14,832,000
San Roque Dau National High School	37,209,000	2,309,000	39,518,000
San Vicente National High School	33,225,000	2,398,000	35,623,000
San Vicente Pilot School for Philippine Craftsmen	34,845,000	1,813,000	36,658,000
San Vicente-San Francisco National High School	23,006,000	1,509,000	24,515,000
Sta. Ana National High School	17,959,000	1,397,000	19,356,000
Sta. Cruz Integrated School	21,917,000	1,674,000	23,591,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	257
DEPARTMENT OF EDUCATION

Sta. Lucia National High School, Masantol	39,462,000	2,595,000	42,057,000
Sta. Maria National High School, Minalin	22,706,000	1,590,000	24,296,000
Sta. Maria National High School, Macabebe	27,486,000	1,604,000	29,090,000
Sto. Rosario National High School	19,848,000	1,334,000	21,182,000
Sto. Tomas National High School, Sasmuan	27,209,000	1,821,000	29,030,000
Talang National High School	17,433,000	1,008,000	18,441,000
Tinajero National High School	21,516,000	1,153,000	22,669,000
Tinajero National High School - Sta. Lucia High School Annex	34,550,000	2,740,000	37,290,000

Division of San Fernando City	428,158,000	32,429,000	460,587,000

Division Office - Proper	187,391,000	18,341,000	205,732,000
Pampanga National High School	197,768,000	11,311,000	209,079,000
Sindalan National High School	42,999,000	2,777,000	45,776,000

Division of San Jose City	167,623,000	13,570,000	181,193,000

Division Office - Proper	55,731,000	6,526,000	62,257,000
Constancio Padilla National High School	111,892,000	7,044,000	118,936,000

Division of San Jose del Monte City	638,242,000	48,034,000	686,276,000

Division Office - Proper	191,154,000	17,520,000	208,674,000
Graceville National High School	18,740,000	1,664,000	20,404,000
Minuyan National High School	23,588,000	1,914,000	25,502,000
Muzon High School	57,632,000	3,327,000	60,959,000
Paradise Farm National High School	47,770,000	2,929,000	50,699,000
San Jose del Monte National High School	63,532,000	3,877,000	67,409,000
San Jose del Monte National Trade School	57,049,000	4,504,000	61,553,000
San Martin National Trade School (San Martin High School)	27,650,000	2,226,000	29,876,000
Sapang Palay National High School	117,587,000	7,661,000	125,248,000
Towerville High School	33,540,000	2,412,000	35,952,000

Division of Tarlac	1,428,062,000	107,831,000	1,535,893,000

Division Office - Proper	398,063,000	38,019,000	436,082,000
Anao National High School	17,990,000	1,294,000	19,284,000
Balaoang National High School	25,372,000	1,448,000	26,820,000
Benigno S. Aquino National High School	125,110,000	7,481,000	132,591,000
Bilad High School (resettlement school)	23,448,000	1,780,000	25,228,000
Caluluan National High School	30,447,000	2,032,000	32,479,000
Camiling School of Home Industries	18,538,000	1,416,000	19,954,000
Corazon C. Aquino High School	32,180,000	3,007,000	35,187,000
Dapdap High School (resettlement school)	42,816,000	3,066,000	45,882,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)	35,034,000	2,227,000	37,261,000
Estipona National High School	22,779,000	1,232,000	24,011,000
Guevarra National High School	25,347,000	1,825,000	27,172,000
La Paz National High School	32,374,000	2,155,000	34,529,000
Mababanaba National High School	17,976,000	1,396,000	19,372,000
Marawi National High School	16,444,000	1,290,000	17,734,000
Nambalan National High School	10,676,000	886,000	11,562,000
O’Donnel High School (resettlement school)	57,375,000	3,580,000	60,955,000
O’Donnel National High School	23,932,000	1,635,000	25,567,000
Padapada National High School	29,127,000	1,818,000	30,945,000
Ramos National High School	26,506,000	1,857,000	28,363,000
San Felipe National High School	22,824,000	1,543,000	24,367,000
San Julian-Sta. Maria National High School	13,195,000	870,000	14,065,000

258	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

San Pedro National High School	20,654,000	1,230,000	21,884,000
San Roque National High School	50,664,000	3,465,000	54,129,000
Sto. Domingo National High School (Capas High School)	74,504,000	6,280,000	80,784,000
Tarlac National High School	148,336,000	9,407,000	157,743,000
Victoria National High School	72,068,000	4,414,000	76,482,000
Villa Aglipay National High School	14,283,000	1,178,000	15,461,000

Division of Tarlac City	277,617,000	20,187,000	297,804,000

Division Office - Proper	118,187,000	9,619,000	127,806,000
Alvindia-Aguso National High School	15,504,000	1,153,000	16,657,000
Amucao National High School	16,951,000	1,393,000	18,344,000
Central Azucarera De Tarlac National High School	33,211,000	2,049,000	35,260,000
Maliwalo National High School	58,727,000	3,638,000	62,365,000
San Manuel National High School	35,037,000	2,335,000	37,372,000

Division of Zambales	875,630,000	72,802,000	948,432,000

Division Office - Proper	162,527,000	25,562,000	188,089,000
Amungan National High School	15,742,000	1,067,000	16,809,000
Bani National High School	17,984,000	965,000	18,949,000
Bani National High School Annex	28,260,000	1,709,000	29,969,000
Botolan National High School	35,803,000	1,791,000	37,594,000
Cabangan National High School	23,574,000	1,744,000	25,318,000
Candelaria School of Fisheries	21,529,000	3,751,000	25,280,000
Castillejos National High School	55,239,000	3,291,000	58,530,000
Guisguis National High School	12,323,000	1,002,000	13,325,000
Jesus F. Magsaysay High School (San Agustin National High School)	8,566,000	579,000	9,145,000
Jesus F. Magsaysay Tech. Voc. HS - Jesus F. Magsaysay High School	9,927,000	887,000	10,814,000
La Paz National High School	17,580,000	1,361,000	18,941,000
Lauis National High School Annex - Pambian High School	15,046,000	1,079,000	16,125,000
Lawis National High School	12,721,000	933,000	13,654,000
Locloc National High School	12,298,000	1,084,000	13,382,000
Maloma National High School	18,014,000	1,232,000	19,246,000
Mena Memorial High School - Sta. Cruz South High School	10,998,000	695,000	11,693,000
Mena Memorial National High School (Bolitoc National High School)	11,370,000	844,000	12,214,000
New Taugtog National High School	12,501,000	1,011,000	13,512,000
Panan National High School	26,815,000	1,084,000	27,899,000
Rofulo M. Landa Memorial High School (Salaza National High School)	21,166,000	1,460,000	22,626,000
San Agustin High School	10,871,000	839,000	11,710,000
San Guillermo National High School	30,796,000	2,148,000	32,944,000
San Miguel National High School	14,702,000	1,126,000	15,828,000
San Miguel National High School - Jesus F. Magsaysay High School	16,895,000	1,559,000	18,454,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)	12,240,000	913,000	13,153,000
Sta. Cruz National High School	37,816,000	1,522,000	39,338,000
Sta. Cruz National High School - Lipay High School	15,106,000	1,254,000	16,360,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	259
DEPARTMENT OF EDUCATION

Subic National High School	102,006,000	5,448,000	107,454,000
Zambales National High School	72,038,000	3,952,000	75,990.000
Zambales National High School - Diosdado F. Magsaysay High School Annex	13,177,000	910,000	14,087,000

Region IVA - CALABARZON	15,829,783,000	1,198,419,000	17,028,202,000

Division of Antipolo City	910,799,000	63,098,000	973,897,000

Division Office - Proper	160,486,000	14,473,000	174,959,000
Antipolo National High School	186,562,000	11,565,000	198,127,000
Bagong Nayon II National High School	90,355,000	5,436,000	95,791,000
Cupang National High School	39,769,000	2,624,000	42,393,000
Mambugan National High School	73,723,000	4,603,000	78,326,000
Marcelino M. Santos National High School	26,254,000	2,111,000	28,365,000
Maximo L. Gatlabayan Memorial National High School	44,100,000	2,802,000	46,902,000
Mayamot National High School	64,104,000	4,757,000	68,861,000
San Isidro National High School	51,252,000	3,503,000	54,755,000
San Jose National High School	109,785,000	6,955,000	116,740,000
San Roque National High School	64,409,000	4,269,000	68,678,000

Division of Bacoor City	338,686,000	33,590,000	372,276,000

Division Office - Proper	11,412,000	20,176,000	31.588,000
Bacoor National High School (Main)	250,852,000	7,062,000	257,914,000
Eastern Bacoor National High School	76,422,000	6.352,000	82,774,000

Division of Batangas	2,195,536,000	161,724,000	2,357,260,000

Division Office - Proper	582,365,000	54,212,000	636,577,000
Alitagtag National High School	20,729,000	1,392,000	22,121,000
Anselmo A. Sandoval Memorial National High School	37,180,000	2,831,000	40,011,000
Balas-Buko National High School	16,610,000	1,221,000	17,831,000
Balayan National High School	85,696,000	5,157,000	90,853,000
Balete National High School	23,009,000	1,402,000	24,411,000
Banilad National High School	16,891,000	1,155,000	18,046,000
Bauan National Agricultural and Vocational High School	17,294,000	1,480,000	18,774,000
Bauan Technical High School	70,655,000	4,813,000	75,468,000
Baybayin National High School	20,861,000	1,796,000	22,657,000
Bayorbor National High School	20,685,000	1,429,000	22,114,000
Bilaran National High School	26,713,000	1,716,000	28,429,000
Buhay na Sapa National High School	20,212,000	1,840,000	22,052,000
Calatagan National High School	32,783,000	2,101,000	34,884,000
Coral na Munti National High School	14,684,000	1,064,000	15,748,000
Dacanlao G. Agoncillo National High School	64,425,000	3,745,000	68,170,000
Dagatan National High School	25,880,000	1,942,000	27,822,000
Don Leon Mercado, Sr. Memorial National High School	16,627,000	1.158,000	17,785,000
Dr. Crisogono B. Ermita, Sr. Memorial National High School	54,175,000	3.258,000	57.433,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)	61,819,000	3,828.000	65,647,000
Fermin La Rosa National High School	21,218,000	1,357,000	22,575,000
Governor F. Leviste Memorial National High School	112,690,000	6,814,000	119,504,000
Jose Lopez Manzano Tuy Community High School	21,115,000	1,490,000	22,605,000

260	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Laiya National High School	18,037,000	1,817,000	19,854,000
Lian National High School	31,220,000	2,118,000	33,338,000
Looc National High School	18,239,000	1,272,000	19,511,000
Lucsuhin National High School	43,584,000	2,688,000	46,272,000
Lumbangan National High School	18,473,000	1,197,000	19,670,000
Maabud National High School	16,664,000	1,123,000	17,787,000
Malvar National High School	38,270,000	2,366,000	40,636,000
Masaguisit Banalo National High School	20,845,000	1,417,000	22,262,000
Mataas na Kahoy National High School	20,230,000	1,292,000	21,522,000
Padre Garcia National High School	30,610,000	2,667,000	33,277,000
Palahanan National High School	22,070,000	1,879,000	23,949,000
Pansol National High School	27,890,000	1,920,000	29,810,000
Payapa National High School	36,297,000	2,130,000	38,427,000
Pedro Paterno National High School	22,244,000	1,422,000	23,666,000
Rosario National High School	16,826,000	1,378,000	18,204,000
San Pascual National High School	43,610,000	2,796,000	46,406,000
San Pedro National High School	69,750,000	4,401,000	74,151,000
Sico 1.0 National High School	16,985,000	1,304,000	18,289,000
Sta. Anastacia-San Rafael National High School	42,943,000	2,981,000	45,924,000
Sta. Clara National High School	16,803,000	1,270,000	18,073,000
Sta. Monica National High School	12,041,000	839,000	12,880,000
Sta. Teresita National High School	20,763,000	1,498,000	22,261,000
Taal National High School	48,171,000	2,925,000	51,096,000
Tala National High School	10,910,000	755,000	11,665,000
Taysan National High School	41,729,000	2,829,000	44,558,000
Tingloy National High School	17,542,000	1,198,000	18,740,000
Tipas National High School	25,915,000	1,692,000	27,607,000
Wenceslao Trinidad Memorial National High School	62,559,000	3,349,000	65,908,000

Division of Batangas City	382,573,000	27,745,000	410,318,000

Division Office - Proper	132,359,000	11,474,000	143,833,000
Balete National High School	15,620,000	1,355,000	16,975,000
Banaba National High School	14,123,000	1,094,000	15,217,000
Batangas National High School	159,430,000	8,761,000	168,191,000
Paharang National High School	15,634,000	1,365,000	16,999,000
Pinamucan National High School	15,771,000	1,242,000	17,013,000
Sto. Niño National High School	15,721,000	1,299,000	17,020,000
Tabangao National High School	13,915,000	1,155,000	15,070,000

Division of Biñan City	266,489,000	22,675,000	289,164,000

Division Office - Proper	444,000	4,852,000	5,296,000
Biñan National High School - Main	70,563,000	4,742,000	75,305,000
Biñan Secondary School of Applied Academics	62,977,000	3,829,000	66,806,000
Jacobo Z. Gonzales Memorial National High School	95,166,000	6,320,000	101,486,000
Nereo R. Joaquin National High School	19,341,000	1,413,000	20,754,000
St. Francis National High School	17,998,000	1,519,000	19,517,000

Division of Cabuyao City	299,732,000	21,779,000	321,511,000

Division Office - Proper	7,969,000	1,834,000	9,803,000
Bigaa National High School	22,677,000	1,828,000	24,505,000
Cabuyao National High School	80,667,000	5,165,000	85,832,000
Gulod National High School	68,355,000	4,766,000	73,121,000
Pulo National High School	72,011,000	4,702,000	76,713,000
Southville I National High School	48,053,000	3,484,000	51,537,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	261
DEPARTMENT OF EDUCATION

Division of Calamba City	468,916,000	33,688,000	502,604,000

Division Office - Proper	71,261,000	7,212,000	78,473,000
Calamba Bayside Integrated School	47,379,000	3,028,000	50,407,000
Calamba Integrated School	45,753,000	2,421,000	48,174,000
Camp Vicente Lim Integrated School	51,518,000	3,610,000	55,128,000
Castor Alviar National High School	21,913,000	1,482,000	23,395,000
Eduardo Barreto, Sr. National High School	37,636,000	2,447,000	40,083,000
Kapayapaan National High School	39,110,000	2,634,000	41,744,000
Lecheria National High School	26,118,000	1,659,000	27,777,000
Looc National High School	31,412,000	2,039,000	33,451,000
Makiling Integrated School	32,679,000	2,348,000	35,027,000
Palo Alto Integrated School	28,779,000	2,103,000	30,882,000
Punta Integrated School	35,358,000	2,705,000	38,063,000

Division of Cavite	1,855,474,000	140,244,000	1,995,718,000

Division Office - Proper	92,578,000	17,766,000	110,344,000
Alfonso National High School	24,400,000	1,760,000	26,160,000
Amadeo National High School	42,437,000	2,926,000	45,363,000
Amaya School of Home Industries	71,982,000	5,510,000	77,492,000
Asis National High School (Constancio E. Aure, Sr. National High School)	20,008,000	1,319,000	21,327,000
Bagbag National High School (Ligtong National High School)	45,083,000	3,141,000	48,224,000
Bendita National High School	13,459,000	1,044,000	14,503,000
Binakayan National High School	26,927,000	1,663,000	28,590,000
Bucal National High School	46,613,000	2,625,000	49,238,000
Bulihan National High School	94,615,000	7,063,000	101,678,000
Carmona National High School	92,752,000	6,185,000	98,937,000
Cavite National Science High School	16,537,000	2,284,000	18,821,000
Emiliano Tria Tirona Memorial National High School	70,937,000	5,017,000	75,954,000
F. P. Tolentino Memorial High School	20,109,000	1,668,000	21,777,000
Francisco Osorio National High School	17,710,000	1,575,000	19,285,000
Gen. E. Aguinaldo National High School (Bailen)	21,436,000	2,306,000	23,742,000
Gen. Mariano Alvarez Technical High School	149,111,000	8,985,000	158,096,000
Gen. Vito Belarmino National High School	30,055,000	1,987,000	32,042,000
Kaong National High School	21,297,000	1,550,000	22,847,000
Kaytitinga National High School	15,332,000	1,115,000	16,447,000
Lucsuhin National High School	20,400,000	1,488,000	21,888,000
Luis Aguado National High School	38,488,000	2,658,000	41,146,000
Lumampong National High School	52,301,000	1,315,000	53,616,000
Lumil National High School	17,289,000	1,394,000	18,683,000
Malabag National High School	18,866,000	1,299,000	20,165,000
Maragondon National High School	26,869,000	1,741,000	28,610,000
Munting Ilog National High School	25,934,000	2,409,000	28,343,000
Naic Coastal National High School	45,096,000	2,910,000	48,006,000
Naic National High School	40,976,000	3,199,000	44,175,000
Noveleta National High School	27,897,000	2,086,000	29,983,000
Rosario National High School (A. Abadilla National High School)	62,221,000	4,292,000	66,513,000
San Jose Community High School	37,679,000	2,712,000	40,391,000
Tagaytay City National High School	52,042,000	3,266,000	55,308,000
Tagaytay City National Science High School	58,072,000	4,246,000	62,318,000
Tanza National Comprehensive High School	107,280,000	8,387,000	115,667,000
Tanza National Trade School	101,629,000	7,485,000	109,114,000
Ternate National High School	21,290,000	1,448,000	22,738,000
Ternate West National High School	12,287,000	1,079,000	13,366,000
Trece Martirez City National High School	155,480,000	9,341,000	164,821,000

262	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Cavite City	144,278,000	8,548,000	152,826,000

Division Office - Proper	179,000		179,000
Cavite National High School	124,185,000	6,937,000	131,122,000
Sangley Point National High School	19,914,000	1,611,000	21,525,000

Division of Dasmariñas City	720,263,000	47,072,000	767,335,000

Division Office - Proper	131,839,000	10,268,000	142,107,000
Congressional Integrated High School	80,317,000	4,858,000	85,175,000
Dasmariñas East Integrated High School	71,460,000	5,197,000	76,657,000
Dasmariñas Integrated High School	149,030,000	9,158,000	158,188,000
Dasmariñas North National High School	80,287,000	4,765,000	85,052,000
Dasmariñas West National High School	61,196,000	3,671,000	64,867,000
New Era National High School	34,097,000	2,222,000	36,319,000
Pag-asa National High School	33,843,000	2,126,000	35,969,000
Paliparan National High School	78,194,000	4,807,000	83,001,000

Division of General Trias City	269,660,000	20,777,000	290,437,000

Division Office - Proper	47,331,000	9,202,000	56,533,000
Governor Ferrer National High School (Main)	170,097,000	7,355,000	177,452,000
Santiago National High School	26,855,000	2,394,000	29,249,000
Tropical Village National High School	25,377,000	1,826,000	27,203,000

Division of Imus City	355,531,000	25,165,000	380,696,000

Division Office - Proper	6,081,000	5,405,000	11,486,000
Gen. E. Aguinaldo National High School (Imus)	174,292,000	10,145,000	184,437,000
Imus National High School	175,158,000	9,615,000	184,773,000

Division of Laguna	1,454,063,000	111,537,000	1,565,600,000

Division Office - Proper	213,050,000	36,416,000	249,466,000
Alaminos National High School	31,879,000	2,013,000	33,892,000
Balian National High School	27,003,000	1,985,000	28,988,000
Calumpang National High School	28,446,000	1,517,090	29,963,000
Cristobal S. Conducto Memorial National High School	21,987,000	1,867,000	23,854,000
Dayap National High School	79,022,000	3,689,000	82,711,000
Don Manuel Rivera Memorial National High School	24,787,000	1,843,000	26,630,000
Famy National High School	32,376,000	2,050,000	34,426,000
Kabulusan National High School	19,644,000	1,440,000	21,084,000
Lilin National High School	29,573,000	2,031,000	31,604,000
Linga National High School, Pila	24,582,000	1,452,000	26,034,000
Los Baños National High School, Batong Malaki	90,149,000	5,236,000	95,385,000
Los Baños National High School, Poblacion	38,852,000	2,024,000	40,876,000
Lumban National High School	24,018,000	1,663,000	25,681,000
Lumot National High School	11,214,000	700,000	11,914,000
Mabitac National High School	10,561,000	1,019,000	11,580,000
Masaya National High School	17,755,000	1,375,000	19,130,000
Nicolas L. Galvez Memorial National High School	28,442,000	2,365,000	30,807,000
Pacita Complex National High School	65,146,000	4,165,000	69,311,000
Pagsanjan National High School	31,236,000	1,905,000	33,141,000
Pedro Guevarra National High School	153,140,000	8,581,000	161,721,000
Plaridel National High School	30,366,000	2,165,000	32,531,000
Poten & Eliseo M. Quesada Memorial National High School	27,715,000	1,796,000	29,511,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	263
DEPARTMENT OF EDUCATION

Sampaguita Village National High School	102,805,000	4,549,000	107,354,000
San Francisco National High School	14,673,000	1,049,000	15,722,000
San Juan National High School, Kalayaan	25,164,000	1,280,000	26,444,000
San Pedro Relocation Center National High School - Main Campus	111,150,000	5,436,000	116,586,000
Siniloan National High School	45,660,000	3,348,000	49,008,000
Sta. Catalina National High School	26,707,000	1,815,000	28,522,000
Sta. Maria National High School	37,302,000	2,402,000	39,704,000
Talangan National High School	17,884,000	1,465,000	19,349,000
Unson National High School	11,775,000	896,000	12,671,000

Division of Lipa City	386,157,000	30,913,000	417,070,000

Division Office - Proper	27,880,000	5,040,000	32,920,000
Bolbok National High School	24,295,000	2,275,000	26,570,000
Bugtongnapulo Integrated National High School	10,241,000	874,000	11,115,000
Bulacnin Integrated National High School	24,248,000	1,650,000	25,898,000
Fernando Air Base Integrated National High School	41,480,000	2,684,000	44,164,000
Inosluban-Marawoy Integrated National High School	56,953,000	3,983,000	60,936,000
Lipa City National High School	80,215,000	5,002,000	85,217,000
Lodlod Integrated National High School	20,273,000	1,544,000	21,817,000
Lumbang Integrated National High School	16,600,000	1,402,000	18,002,000
Pinagkawitan National High School	30,908,000	1,900,000	32,808,000
Pinagtongulan National High School	19,543,000	1,797,000	21,340,000
San Celestino Integrated National High School	16,578,000	1,451,000	18,029,000
San Isidro Integrated National High School	16,943,000	1,311,000	18,254,000

Division of Lucena City	191,845,000	15,205,000	207,050,000

Division Office - Proper	2,580,000	2,747,000	5,327,000
Cotta National High School	25,884,000	1,911,000	27,795,000
Gulang-Gulang National High School	42,440,000	3,102,000	45,542,000
Lucena City National High School	80,296,000	4,549,000	84,845,000
Lucena Dalahican National High School	40,645,000	2,896,000	43,541,000

Division of Quezon	2,430,257,000	202,337,000	2,632,594,000

Division Office - Proper	729,363,000	84,581,000	813,944,000
Abuyon National High School	19,991,000	1,274,000	21,265,000
Alabat Island National High School	37,789,000	2,267,000	40,056,000
Amontay National High School	13,382,000	1,081,000	14,463,000
Atimonan National Comprehensive High School	43,861,000	2,826,000	46,687,000
Binulasan Integrated School	19,197,000	1,505,000	20,702,000
Bondoc Peninsula Agricultural High School	30,687,000	2,292,000	32,979,000
Buenavista National High School	26,371,000	1,974,000	28,345,000
Bukal Sur National High School	20,098,000	1,320,000	21,418,000
Burdeos National High School	23,914,000	1,854,000	25,768,000
Cabay National High School	9,417,000	771,000	10,188,000
Calauag National High School	31,044,000	2,327,000	33,371,000
Camflora National High School	41,993,000	3,007,000	45,000,000
Canda National High School	25,502,000	1,786,000	27,288,000
Concepcion National High School	12,451,000	1,010,000	13,461,000
Dagatan National High School	21,692,000	1,562,000	23,254,000
Dolores Macasaet National High School	24,665,000	1,891,000	26,556,000
Dr. Maria D. Pastrana High School (Mauban National High School)	48,661,000	3,354,000	52,015,000
Dr. Panfilo Castro National High School	30,711,000	2,070,000	32,781,000
Elias A. Salvador National High School	16,303,000	1,302,000	17,605,000

264	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Godofredo M. Tan Memorial School of Arts and Trades	25,429,000	2,243,000	27,672,000
Guinayangan National High School	27,289,000	1,966,000	29,255,000
Gumaca National High School	71,529,000	4,603,000	76,132,000
Hondagua National High School	16,261,000	1,371,000	17,632,000
Infanta National High School	59,234,000	4,203,000	63,437,000
Lamon Bay School of Fisheries	16,487,000	993,000	17,480,000
Libo National High School	13,125,000	821,000	13,946,000
Lopez National Comprehensive High School	57,639,000	4,278,000	61,917,000
Lusacan National High School	34,509,000	2,036,000	36,545,000
Lutucan National High School	78,133,000	5,112,000	83,245,000
Magallanes National High School	14,470,000	1,257,000	15,727,000
Malinao Ilaya National High School	10,707,000	746,000	11,453,000
Manuel S. Enverga Memorial School of Arts and Trades	34,424,000	1,978,000	36,402,000
Marcial B. Villanueva National High School	22,041,000	1,839,000	23,880,000
Olongtao National High School	20,378,000	1,771,000	22,149,000
Paaralang Sekundarya ng Heneral Nakar	25,452,000	1,725,000	27,177,000
Paaralang Sekundarya ng Lukban	43,717,000	2,545,000	46,262,000
Pagbilao Grande Island National High School	13,945,000	1,205,000	15,150,000
Pagbilao National High School	22,518,000	1,933,000	24,451,000
Pagsangahan National High School	10,717,000	938,000	11,655,000
Paiisa National High School	17,700,000	1,339,000	19,039,000
Patnanungan National High School	17,232,000	1,297,000	18,529,000
Perez National High School	14,261,000	1,147,000	15,408,000
Polillo National High School	27,897,000	2,044,000	29,941,000
Quezon National High School	163,266,000	9,491,000	172,757,000
Recto Memorial National High School	74,059,000	4,629,000	78,688,000
San Antonio National High School	23,587,000	1,455,000	25,042,000
San Isidro National High School, Catanauan	19,460,000	1,464,000	20,924,000
San Isidro National High School, General Luna	22,807,000	1,455,000	24,262,000
Silangang Malicboy National High School	18,012,000	1,163,000	19,175,000
Sta. Catalina National High School	38,586,000	2,600,000	41,186,000
Sto. Domingo National High School	17,652,000	1,457,000	19,109,000
Tagkawayan National High School	21,556,000	1,923,000	23,479,000
Talipan National High School	37,635,000	2,500,000	40,135,000
Tongohin National High School	16,699,000	1,256,000	17,955,000
Ungos National High School	38,349,000	2,089,000	40,438,000
Unisan National High School	16,403,000	1,411,000	17,814,000

Division of Rizal	2,186,155,000	160,663,000	2,346,818,000

Division Office - Proper	272,519,000	31,328,000	303,847,000
Abuyod National High School	15,932,000	1,586,000	17,518,000
Ampid National High School	30,630,000	2,216,000	32,846,000
Angono National High School	71,337,000	4,693,000	76,030,000
Antonio C. Esguerra Memorial National High School	34,076,000	2,239,000	36,315,000
Bagumbong National High School	12,150,000	1,084,000	13,234,000
Baras National High School	17,726,000	1,239,000	18,965,000
Bayugo National High School	13,125,000	1,121,000	14,246,000
Benjamin B. Esguerra Memorial National High School	35,963,000	2,407,000	38,370,000
Bernardo F. San Juan Memorial National High School	33,631,000	2,320,000	35,951,000
Burgos National High School	49,843,000	3,207,000	53,050,000
Carlos “Botong” Francisco Memorial National High School	37,090,000	2,884,000	39,974,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	265
DEPARTMENT OF EDUCATION

Casimiro A. Ynares, Sr. Memorial National High School	56,198,000	3,633,000	59,831,000
Catalino D. Salazar National High School	17,834,000	1,441,000	19,275,000
Don Jose Ynares Memorial National High School	45,633,000	3,214,000	48,847,000
Francisco Felix Memorial National High School	128,799,000	6,178,000	134,977,000
Gov. Isidro S. Rodriguez, Sr. Memorial National High School	21,515,000	1,595,000	23,110,000
Guronasyon Foundation Incorporated National High School	44,306,000	2,747,000	47,053,000
Janosa National High School	23,131,000	1,650,000	24,781,000
Jose F. Diaz Memorial National High School	19,427,000	1,385,000	20,812,000
Kasiglahan Village High School	97,473,000	6,697,000	104,170,000
Lagundi - CCL National High School	14,940,000	1,013,000	15,953,000
Licerio Geronimo National High School	68,601,000	4,575,000	73,176,000
Mahabang Parang National High School	46,140,000	2,875,000	49,015,000
Malaya National High School	22,221,000	1,640,000	23,861,000
Manggahan National High School	13,814,000	1,071,000	14,885,000
Manuel I. Santos Memorial National High School	84,167,000	5,419,000	89,586,000
Marciana P. Catolos National High School	19,425,000	1,330,000	20,755,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)	34,346,000	2,769,000	37,115,000
Montalban Heights (NTA) National High School	24,538,000	1,785,000	26,323,000
Morong National High School	58,835,000	4,524,000	63,359,000
Muzon National High School	36,597,000	2,161,000	38,758,000
Pantay National High School (Teresa National High School - Pantay Annex)	18,479,000	1,709,000	20,188,000
Pililla National High School	40,979,000	2,852,000	43,831,000
Quisao National High School	17,987,000	1,347,000	19,334,000
Rizal National Science High School	11,918,000	1,365,000	13,283,000
Sampaloc National High School	35,855,000	2,640,000	38,495,000
San Guillermo National High School	12,428,000	983,000	13,411,000
San Isidro National High School	47,043,000	3,702,000	50,745,000
San Jose National High School	55,375,000	3,867,000	59,242,000
San Juan National High School	35,385,000	2,384,000	37,769,000
San Mateo National High School	106,632,000	5,483,000	112,115,000
Silangan National High School	38,735,000	2,950,000	41,685,000
Tagumpay National High School	38,691,000	2,549,000	41,240,000
Tanay National High School	56,651,000	3,255,000	59,906,000
Taytay National High School	41,859,000	2,660,000	44,519,000
Teresa National High School	42,467,000	2,997,000	45,464,000
Vicente Madrigal National High School	69,310,000	4,850,000	74,160,000
Nama National High School	14,399,000	1,044,000	15,443,000

Division of San Pablo City	313,032,000	22,089,000	335,121,000

Division Office - Proper	53,920,000	4,642,000	58,562,000
Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)	72,275,000	4,699,000	76,974,000
Del Remedio National High School	17,461,000	1,049,000	18,510,000
San Bartolome National High School	16,974,000	1,153,000	18,127,000
San Cristobal National High School	10,587,000	918,000	11,505,000
San Jose National High School (San Pablo City National High School - San Jose Extension)	33,240,000	2,528,000	35,768,000
San Pablo City National High School	62,584,000	3,675,000	66,259,000
San Vicente National High School (San Pablo City National High School - San Vicente Extension)	19,304,000	1,455,000	20,759,000

266	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Santisimo Rosario National High School	14,324,000	1,112,000	15,436,000
Sto. Angel National High School (San Pablo City National High School - Sto.Angel Annex)	12,363,000	858,000	13,221,000

Division of Sta. Rosa City	291,598,000	22,010,000	313,608,000

Division Office - Proper	19,089,000	4,691,000	23,780,000
Aplaya National High School	60,902,000	3,116,000	64,018,000
Balibago National High School	90,619,000	5,570,000	96,189,000
Pulong Sta. Cruz National High School	33,149,000	2,166,000	35,315,000
Southville IV National High School	45,955,000	3,024,000	48,979,000
Sta. Rosa Science and Technology High School	21,558,000	1,610,000	23,168,000
Sto. Domingo National High School	20,326,000	1,833,000	22,159,000

Division of Tanauan City	247,180,000	19,683,000	266,863,000

Division Office - Proper	50,523,000	5,018,000	55,541,000
Bernardo Lirio National High School	37,514,000	2,684,000	40,198,000
Boot National High School	14,378,000	1,135,000	15,513,000
Luvos National High School	15,106,000	1,105,000	16,211,000
Natatas National High School	12,434,000	904,000	13,338,000
Pantay National High School	11,166,000	1,028,000	12,194,000
Tanauan City National High School	49,336,000	3,444,000	52,780,000
Tanauan School of Fisheries	36,875,000	2,781,000	39,656,000
Tinurik National High School	19,848,000	1,584,000	21,432,000

Division of Tayabas City	121,559,000	7,877,000	129,436,000

Division Office - Proper	16,525,000	1,581,000	18,106,000
Luis Palad National High School	105,034,000	6,296,000	111,330,000

Region IVB - MIMAROPA	4,924,501,000	403,986,000	5,328,487,000

Division of Calapan City	229,777,000	15,043,000	244,820,000

Division Office - Proper	41,144,000	3,309,000	44,453,000
Canubing I National High School	21,148,000	1,378,000	22,526,000
Community Vocational High School	21,205,000	1,556,000	22,761,000
Managpi National High School	18,404,000	1,282,000	19,686,000
Oriental Mindoro National High School	110,435,000	6,386,000	116,821,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex	17,441,000	1,132,000	18,573,000

Division of Marinduque	394,297,000	33,291,000	427,588,000

Division Office - Proper	218,837,000	21,499,000	240,336,000
Bangbang National High School	18,799,000	1,491,000	20,290,000
Bognuyan National High School	21,240,000	1,618,000	22,858,000
Buenavista National High School	23,513,000	1,507,000	25,020,000
Landy National High School	15,965,000	1,327,000	17,292,000
Makapuyat National High School	15,561,000	1,275,000	16,836,000
Marinduque National High School	80,382,000	4,574,000	84,956,000

Division of Occidental Mindoro	799,361,000	59,127,000	858,488,000

Division Office - Proper	170,207,000	21,349,000	191,556,000
Abra de Ilog National High School	22,168,000	1,543,000	23,711,000
Calintaan National High School	23,812,000	1,625,000	25,437,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	267
DEPARTMENT OF EDUCATION

Central National High School (San Jose National High School Annex)	25,628,000	1,833,000	27,461,000
Iling National High School	19,515,000	1,124,000	20,639,000
Ligaya National High School	17,731,000	1,259,000	18,990,000
Looc National School of Fisheries	10,322,000	846,000	11,168,000
Lubang Integrated School	13,254,000	1,006,000	14,260,000
Lubang Vocational High School	17,804,000	967,000	18,771,000
Magsaysay National High School	59,145,000	3,085,000	62,230,000
Occidental Mindoro National High School	77,829,000	4,854,000	82,683,000
Paluan National High School	19,472,000	1,415,000	20,887,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)	61,441,000	2,719,000	64,160,000
Rizal National High School	37,817,000	2,310,000	40,127,000
Sablayan National Comprehensive High School	70,080,000	3,925,000	74,005,000
San Jose National Agricultural and Industrial High School	36,333,000	2,022,000	38,355,000
San Jose National High School	60,759,000	3,664,000	64,423,000
San Vicente National High School	13,632,000	1,089,000	14,721,000
Sta. Cruz National High School	42,412,000	2,492,000	44,904,000

Division of Oriental Mindoro	1,066,185,000	83,676,000	1,149,861,000

Division Office - Proper	244,694,000	32,453,000	277,147,000
Alcadesma National High School	20,806,000	1,291,000	22,097,000
Aurelio Arago Memorial National High School	55,001,000	2,406,000	57,407,000
Aurora National High School	16,744,000	1,327,000	18,071,000
Baco National High School	51,248,000	2,257,000	53,505,000
Balugo National High School	18,165,000	1,198,000	19,363,000
Bansud National High School (Regional Science High School for MIMAROPA)	14,739,000	1,943,000	16,682,000
Bulalacao National High School	32,149,000	1,952,000	34,101,000
Bulbugan National High School	21,023,000	1,375,000	22,398,000
Dangay National High School	24,308,000	1,616,000	25,924,000
Dayhagan National High School	16,217,000	1,062,000	17,279,000
Domingo Yu Chu National High School	34,296,000	1,959,000	36,255,000
Doroteo S. Mendoza, Sr. National High School	17,863,000	1,320,000	19,183,000
Fe del Mundo National High School	37,353,000	2,031,000	39,384,000
Inarawan National High School	13,266,000	1,102,000	14,368,000
Kaligtasan National High School	13,964,000	1,005,000	14,969,000
Labasan National High School (Bongabong SOF)	12,548,000	912,000	13,460,000
Leuteboro National High School	45,540,000	2,566,000	48,106,000
Marcelo Cabrera Vocational High School	25,711,000	1,996,000	27,707,000
Masaguisi National High School	14,556,000	1,029,000	15,585,000
Melgar National High School	12,700,000	851,000	13,551,000
Nabuslot National High School	45,215,000	2,392,000	47,607,000
Naujan Municipal High School	20,607,000	1,607,000	22,214,000
Pag-asa National High School	19,597,000	1,323,000	20,920,000
Pambisan National High School	14,290,000	1,022,000	15,312,000
Pili National High School	18,815,000	1,120,000	19,935,000
Porfirio Comia Memorial High School (Barcenaga National High School)	33,353,000	2,177,000	35,530,000
President Diosdado Macapagal Memorial National High School	29,137,000	1,802,000	30,939,000
Puerto Galera National High School	43,288,000	1,875,000	45,163,000
Quinabigan National High School	17,185,000	1,267,000	18,452,000
San Agustin National High School	26,663,000	1,687,000	28,350,000
San Mariano National High School	23,143,000	1,638,000	24,781,000
Vicente B. Ylagan National High School	15,147,000	1,005,000	16,152,000
Villa Pag-asa National High School	16,854,000	1,110,000	17,964,000

268	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Palawan	1,429,433,000	136,207,000	1,565,640,000

Division Office - Proper	795,329,000	87,755,000	883,084,000
Abongan National High School	12,932,000	902,000	13,834,000
Aborlan National High School	15,754,000	1,665,000	17,419,000
Araceli National High School	11,896,000	1,199,000	13,095,000
Aramaywan National High School	13,183,000	1,356,000	14,539,000
Balabac National High School	19,362,000	1,423,000	20,785,000
Bataraza National High School	27,006,000	2,051,000	29,057,000
Brooke’s Point National High School	29,937,000	2,429,000	32,366,000
Central Taytay National High School	32,171,000	2,389,000	34,560,000
Coron School of Fisheries	49,005,000	3,337,000	52,342,000
Culion National High School (Culion Sanitarium Special School)	19,184,000	1,527,000	20,711,000
El Nido National High School	22,621,000	1,973,000	24,594,000
Gaudencio Abordo Memorial National High School	26,829,000	967,000	27,796,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School	15,346,000	1,458,000	16,804,000
Jose P. Rizal National High School	21,569,000	1,502,000	23,071,000
Magara School for Philippine Craftsmen	16,087,000	1,423,000	17,510,000
Narra National High School	45,779,000	3,123,000	48,902,000
Panacan National High School	13,265,000	1,002,000	14,267,000
Plaridel National High School	14,562,000	1,579,000	16,141,000
Princesa Urduja National High School	19,199,000	1,628,000	20,827,000
Pulot National High School	30,433,000	2,249,000	32,682,000
Quezon National High School	45,237,000	3,053,000	48,290,000
Rio Tuba National High School	27,052,000	2,373,000	29,425,000
Roxas National Comprehensive High School	56,922,000	3,803,000	60,725,000
Salvacion National High School	17,622,000	1,438,000	19,060,000
San Vicente National High School	19,083,000	1,536,000	20,619,000
Sta. Teresita National High School	12,068,000	1,067,000	13,135,000

Division of Puerto Princesa City	395,561,000	32,177,000	427,738,000

Division Office - Proper	125,996,000	15,067,000	141,063,000
Mangingisda National High School	13,929,000	1,075,000	15,004,000
Palawan National School	119,191,000	7,955,000	127,146,000
San Jose National High School	42,020,000	2,830,000	44,850,000
San Miguel National High School	43,720,000	2,607,000	46,327,000
Sicsican National High School	50,705,000	2,643,000	53,348,000

Division of Romblon	609,887,000	44,465,000	654,352,000

Division Office - Proper	151,729,000	15,863,000	167,592,000
Agnipa National High School	15,341,000	1,000,000	16,341,000
Alcantara National High School	25,689,000	1,507,000	27,196,000
Banton National High School	11,704,000	802,000	12,506,000
Cajidiocan National High School	27,601,000	1,734,000	29,335,000
Calatrava National High School	18,181,000	1,366,000	19,547,000
Concepcion National High School	11,869,000	569,000	12,438,000
Corcuera National High School	12,366,000	798,000	13,164,000
Don Carlos M. Mejias Memorial High School	25,104,000	1,738,000	26,842,000
Espana National High School	15,002,000	1,112,000	16,114,000
Esteban Madrona National High School (Bachawan National High School)	12,594,000	826,000	13,420,000
Libertad National High School	11,626,000	965,000	12,591,000
Looc National High School	55,253,000	2,956,000	58,209,000
Mabini National High School	11,796,000	857,000	12,653,000
Macario Molina National High School	14,827,000	844,000	15,671,000
Magdiwang National High School	32,707,000	1,936,000	34,643,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	269
DEPARTMENT OF EDUCATION

Odiongan National High School	40,988,000	2,518,000	43,506,000
Romblon National High School, Romblon	50,275,000	2,842,000	53,117,000
San Andres National High School (RCFF - San Andres)	20,922,000	1,460,000	22,382,000
San Jose Agricultural High School	25,618,000	1,357,000	26,975,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)	18,695,000	1,415,000	20,110,000

Region V - Bicol	9,352,496,000	773,946,000	10,126,442,000

Division of Albay	1,391,900,000	109,167,000	1,501,067,000

Division Office - Proper	372,905,000	35,087,000	407,992,000
Anislag National High School	55,466,000	3,336,000	58,802,000
Balogo High School	14,710,000	1,256,000	15,966,000
Bariw National High School	16,587,000	1,223,000	17,810,000
Bonga National High School	13,632,000	1,105,000	14,737,000
Buga High School, Libon	15,936,000	1,276,000	17,212,000
Cabasan National High School	13,833,000	1,137,000	14,970,000
Cotmon National High School	18,622,000	1,427,000	20,049,000
Daraga National High School	76,971,000	5,368,000	82,339,000
Ilawod High School	23,483,000	1,781,000	25,264,000
Itaran National High School	26,553,000	1,577,000	28,130,000
Jovellar National High School	18,719,000	1,500,000	20,219,000
Kilicao High School	20,027,000	1,082,000	21,109,000
Libon Agro-Industrial High School	25,976,000	2,176,000	28,152,000
Lower Binogsacan National High School	12,251,000	949,000	13,200,000
Malabog National High School	37,395,000	2,447,000	39,842,000
Malilipot National High School	14,628,000	1,156,000	15,784,000
Malinao National High School	43,032,000	3,016,000	46,048,000
Malipo National High School	15,132,000	1,165,000	16,297,000
Manito National High School	23,997,000	2,142,000	26,139,000
Maramba National High School	16,345,000	1,115,000	17,460,000
Marcial O. Rañola Memorial High School	92,129,000	6,251,000	98,380,000
Masarawag National High School	14,513,000	1,138,000	15,651,000
Mauraro National High School	17,906,000	1,415,000	19,321,000
Naga National High School	37,590,000	2,891,000	40,481,000
Oas Polytechnic School	27,127,000	2,059,000	29,186,000
Pantao National High School	16,894,000	1,441,000	18,335,000
Pili National High School	15,395,000	1,051,000	16,446,000
Pioduran National High School	19,800,000	1,611,000	21,411,000
Polangui General Comprehensive High School	74,107,000	5,038,000	79,145,000
Ponso National High School	19,037,000	1,686,000	20,723,000
Rapu-rapu National High School	21,676,000	1,607,000	23,283,000
Saban National High School	13,690,000	1,034,000	14,724,000
San Antonio National High School, Malilipot	9,369,000	884,000	10,253,000
San Jose National High School, Malilipot	30,381,000	2,376,000	32,757,000
Sto. Domingo National High School	42,461,000	2,745,000	45,206,000
Tiwi Agro-Industrial School	31,248,000	2,125,000	33,373,000
Villahermosa National High School	12,704,000	961,000	13,665,000
Vinisitahan National High School	19,673,000	1,533,000	21,206,000

Division of Camarines Norte	880,069,000	72,887,000	952,956,000

Division Office - Proper	194,635,000	21,976,000	216,611,000
Alawihao High School	22,744,000	1,493,000	24,237,000
Basud National High School	46,948,000	2,924,000	49,872,000
Batobalani National High School	22,952,000	1,543,000	24,495,000
Camarines Norte High School	41,494,000	3,119,000	44,613,000
D.Q. Liwag National High School	21,593,000	1,570,000	23,163,000

270	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Daguit National High School	12,889,000	985,000	13,874,000
Delia Diezmo High School	14,754,000	1,183,000	15,937,000
Froilan Lopez High School	14,248,000	1,275,000	15,523,000
Gonzalo Aler National High School	15,422,000	1,204,000	16,626,000
Jose Panganiban National High School	60,749,000	5,061,000	65,810,000
Labo National High School	13,036,000	1,032,000	14,068,000
Labo Science and Technology High School	15,624,000	1,315,000	16,939,000
Larap National High School	17,013,000	1,319,000	18,332,000
Leocadio Alejo Entienza High School, Sta. Elena	13,331,000	1,135,000	14,466,000
Manguisoc National High School	13,533,000	1,086,000	14,619,000
Mercedes High School	16,522,000	1,244,000	17,766,000
Moreno Integrated School	48,572,000	3,522,000	52,094,000
Pablo S. Villafuerte High School, Mercedes	10,400,000	782,000	11,182,000
Paracale National High School	39,542,000	2,735,000	42,277,000
Rizal National High School	22,553,000	1,737,000	24,290,000
San Felipe National High School	19,837,000	1,386,000	21,223,000
San Lorenzo Ruiz National High School (Matacong NHS)	14,282,000	1,129,000	15,411,000
San Roque High School	22,435,000	1,740,000	24,175,000
Tabas National High School	11,974,000	1,029,000	13,003,000
Talobatib High School	12,792,000	986,000	13,778,000
Tigbinan National High School	16,983,000	1,206,000	18,189,000
Tulay Na Lupa National High School	27,764,000	2,200,000	29,964,000
Vicente L. Basit Memorial High School	12,752,000	1,019,000	13,771,000
Vinzons Pilot High School	62,696,000	3,952,000	66,648,000

Division of Camarines Sur	2,527,189,000	222,518,000	2,749,707,000

Division Office - Proper	997,324,000	108,079,000	1,105,403,000
Agdangan National High School	13,408,000	1,075,000	14,483,000
Antipolo National High School, Minalabac	15,416,000	1,238,000	16,654.000
Baao National High School	44,216,000	2,773,000	46,989,000
Barcelonita Fishery School	16,151,000	1,242,000	17,393,000
Bato National High School	21,378,000	1,630,000	23,008,000
Bikal Fishery School	15,303,000	1,210,000	16,513,000
Binanuaanan High School	12,343,000	856,000	13,199,000
Bula National High School	31,867,000	2,122,000	33,989,000
Calabanga National Science High School (Calabanga National High School)	54,201,000	3,709,000	57,910,000
Colacling National High School	16,501,000	1,399,000	17,900,000
Del Gallego National High School	19,387,000	1,490,000	20,877,000
Don M. Gonzalvo Memorial High School	14,943,000	1,395,000	16,338,000
Don M. Veneracion National High School	14,875,000	1,178,000	16,053,000
Don Servillano Platon Memorial National High School	41,405,000	3,220,000	44,625,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School	27,629,000	1,365,000	28,994,000
Gainza National High School	13,338,000	1,157,000	14,495,000
Goa National High School	31,943,000	2,303,000	34,246,000
Godofredo Reyes, Sr. National High School	16,167,000	1,526,000	17,693,000
Hanawan National High School	16,794,000	1,422,000	18,216,000
Hobo National High School	14,337,000	1,168,000	15,505,000
Homobono H. Gonzalez National High School	12,452,000	1,012,000	13,464,000
Juan F. Triviño Memorial High School	21,961,000	1,936,000	23,897,000
La Purisima National High School	21,589,000	1,747,000	23,336,000
Magarao National High School, Magarao	20,917,000	1,598,000	22,515,000
Malawag National High School	12,236,000	1,032,000	13,268,000
Maura N. Sibulo National High School	11,811,000	934,000	12,745,000
Milaor National High School	29,622,000	1,924,000	31,546,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	271
DEPARTMENT OF EDUCATION

Minalabac National High School	16,885,000	1,347,000	18,232,000
Nabua National High School	95,019,000	5,963,000	100,982,000
Nato National High School	23,150,000	1,874,000	25,024,000
Ocampo National High School	43,574,000	3,072,000	46,646,000
Palsong National High School	21,662,000	1,663,000	23,325,000
Pamplona National High School	23,760,000	1,729,000	25,489,000
Pamukid National High School	21,522,000	1,668,000	23,190,000
Partido Agro - Industrial National High School	15,215,000	1,327,000	16,542,000
Pili National High School - Pili	48,791,000	3,007,000	51,798,000
Pinaglabanan High School	20,700,000	1,651,000	22,351,000
Quipayo National High School	24,881,000	1,974,000	26,855,000
Ragay National Agricultural and Fisheries School	22,656,000	3,156,000	25,812,000
Rodriguez National High School	17,933,000	1,495,000	19,428,000
Salvacion National High School - Bato	15,002,000	1,190,000	16,192,000
San Fernando National High School	20,947,000	1,470,000	22,417,000
San Isidro National High School - Libmanan	23,016,000	1,770,000	24,786,000
San Jose National High School, San Jose	24,849,000	1,983,000	26,832,000
San Jose Pili National High School	29,704,000	2,092,000	31,796,000
San Juan National High School	27,308,000	2,138,000	29,446,000
San Rafael National High School	50,371,000	3,382,000	53,753,000
San Ramon National High School - Lagonoy	22,899,000	1,815,000	24,714,000
San Vicente National High School - Buhi	43,415,000	2,916,000	46,331,000
Sipocot National High School	48,701,000	3,331,000	52,032,000
Siruma National High School	10,712,000	1,056,000	11,768,000
Sta. Cruz National High School	19,232,000	1,203,000	20,435,000
Sta. Justina National High School	25,426,000	1,910,000	27,336,000
Sta. Lutgarda National High School	22,122,000	1,531,000	23,653,000
Sto. Tomas National High School	34,080,000	2,216,000	36,296,000
Sulpicio A. Roco National High School	11,446,000	1,012,000	12,458,000
Tamban National High School	16,674,000	1,360,000	18,034,000
Tandaay Provincial High School	15,731,000	1,145,000	16,876,000
Tawog National High School	25,469,000	1,837,000	27,306,000
Tomas A. Andaya, Sr. National High School	18,507,000	1,595,000	20,102,000
Union National High School	13,200,000	1,098,000	14,298,000
Villazar National High School	16,808,000	1,415,000	18,223.000
Vivencio Obias - Kinalansan National High School	16,308,000	1,387,000	17,695,000

Division of Catanduanes	548,529,000	41,484,000	590,013,000

Division Office - Proper	211,476,000	19,019,000	230,495,000
Bagamanoc Rural Development High School	16,921,000	1,045,000	17,966,000
Baras Rural Development High School	21,635,000	1,461,000	23,096,000
Bato Rural Development High School	24,776,000	1,775,000	26,551,000
Calatagan High School	19,032,000	1,370,000	20,402,000
Caramoran Rural Development High School	15,620,000	1,233,000	16,853,000
Caramoran School of Fisheries	14,656,000	1,113,000	15,769,000
Catanduanes National High School	78,307,000	4,899,000	83,206,000
Gigmoto Rural Development High School	13,865,000	1,067,000	14,932,000
Pandan School of Arts and Trades	31,795,000	2,265,000	34,060,000
San Andres Vocational School	38,016,000	2,409,000	40,425,000
San Miguel Rural Development High School	25,638,000	1,375,000	27,013,000
Supang-Datag National High School	12,813,000	991,000	13,804,000
Viga Rural Development High School	23,979,000	1,462,000	25,441,000

Division of Iriga City	166,977,000	12,705,000	179,682,000

Division Office - Proper	42,676,000	4,308,000	46,984,000
Perpetual Help National High School	18,098,000	1,375,000	19,473,000
Rinconada National Technical Vocational School	33,053,000	2,142,000	35,195,000

272	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Sagrada National High School	10,769,000	805,000	11,574,000
San Antonio National High School, Iriga City	13,005,000	972,000	13,977,000
Zeferino Arroyo High School	49,376,000	3,103,000	52,479,000

Division of Legazpi City	255,047,000	17,820,000	272,867,000

Division Office - Proper	63,913,000	5,887,000	69,800,000
Banguerohan National High School	28,718,000	1,972,000	30,690,000
Cabangan High School	33,632,000	2,193,000	35,825,000
Homapon High School	15,343,000	1,167,000	16,510,000
Legazpi City Science High School	14,925,000	1,098,000	16,023,000
Oro Site High School	33,905,000	2,258,000	36,163,000
Pag-asa National High School	64,611,000	3,245,000	67,856,000

Division of Ligao City	198,825,000	18,211,000	217,036,000

Division Office - Proper	65,662,000	7,339,000	73,001,000
Bicol Regional Science High School	11,979,000	2,097,000	14,076,000
Deogracias P. Princesa Memorial High School	19,363,000	1,411,000	20,774,000
Ligao National High School	85,065,000	6,022,000	91,087,000
Paulba National High School	16,756,000	1,342,000	18,098,000

Division of Masbate	1,210,988,000	112,980,000	1,323,968,000

Division Office - Proper	726,429,000	77,954,000	804,383,000
Andres Clemente, Jr. National High School	23,135,000	1,605,000	24,740,000
Aroroy National High School	45,424,000	2,926,000	48,350,000
Badiang National High School	11,818,000	940,000	12,758,000
Bagahanglad National High School	11,466,000	818,000	12,284,000
Baleno National High School	17,012,000	1,197,000	18,209,000
Balud National High School	14,356,000	1,207,000	15,563,000
Buenavista National High School	26,721,000	1,923,000	28,644,000
Cataingan National High School	50,683,000	3,744,000	54,427,000
Del Carmen National High School	23,693,000	1,845,000	25,538,000
Dimasalang National High School	35,031,000	2,572,000	37,603,000
Luy-a National High School	14,683,000	1,094,000	15,777,000
Mandaon National High School	29,391,000	2,093,000	31,484,000
Masbate School of Fisheries	24,285,000	1,818,000	26,103,000
Mobo National High School	29,416,000	1,803,000	31,219,000
Monreal National High School	18,285,000	1,239,000	19,524,000
Panique National High School	16,505,000	1,417,000	17,922,000
Pawican National High School	12,723,000	918,000	13,641,000
Salvador Arollado, Sr. Memorial High School	13,564,000	1,239,000	14,803,000
San Jacinto National High School	28,357,000	1,840,000	30,197,000
San Pascual National High School	25,847,000	1,841,000	27,688,000
Villahermosa National High School	12,164,000	947,000	13,111,000

Division of Masbate City	169,875,000	12,391,000	182,266,000

Division Office - Proper	51,871,000	4,769,000	56,640,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)	15,819,000	1,219,000	17,038,000
Masbate National Comprehensive High School	102,185,000	6,403,000	108,588,000

Division of Naga City	283,495,000	21,957,000	305,452,000

Division Office - Proper	29,670,000	2,724,000	32,394,000
Camarines Sur National High School	152,967,000	10,322,000	163,289,000
Cararayan National High School	24,245,000	2,284,000	26,529,000
Carolina National High School	18,215,000	1,504,000	19,719,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	273
DEPARTMENT OF EDUCATION

Concepcion Pequeña National High School	22,739,000	1,855,000	24,594,000
Naga City School of Arts and Trades (Sabang High School, Naga City)	21,860,000	1,898,000	23,758,000
Naga City Science High School	13,799,000	1,370,000	15,169,000

Division of Sorsogon	1,161,816,000	89,605,000	1,251,421,000

Division Office - Proper	379,221,000	36,903,000	416,124,000
Abucay National High School	18,819,000	1,339,000	20,158,000
Barcelona National Comprehensive High School	27,727,000	1,835,000	29,562,000
Biriran National High School	11,419,000	916,000	12,335,000
Buhang National High School	13,868,000	1,056,000	14,924,000
Bulan National High School	66,764,000	4,542,000	71,306,000
Bulusan High School	19,111,000	1,425,000	20,536,000
Casiguran Technical Vocational School	52,742,000	3,554,000	56,296,000
Castilla National High School	10,030,000	800,000	10,830,000
Cumadcad National High School	29,825,000	2,118,000	31,943,000
Dinapa National High School	13,228,000	1,084,000	14,312,000
Donsol National Comprehensive High School	66,909,000	3,455,000	70,364,000
Donsol Vocational High School	33,963,000	1,740,000	35,703,000
Gabao National High School	16,948,000	1,237,000	18,185,000
Gallanosa National High School	84,115,000	5,746,000	89,861,000
Gubat National High School	63,441,000	4,011,000	67,452,000
Macalaya National High School	13,932,000	940,000	14,872,000
Magallanes National High School	20,572,000	1,626,000	22,198,000
Magallanes National Vocational High School	18,410,000	1,246,000	19,656,000
Matnog National High School	41,578,000	2,622,000	44,200,000
Pilar National Comprehensive High School	39,561,000	2,819,000	42,380,000
Prieto Diaz National High School	23,027,000	1,729,000	24,756,000
Salvacion National High School	20,383,000	1,631,000	22,014,000
San Francisco National High School	20,614,000	1,490,000	22,104,000
San Isidro National High School (Bulan)	11,095,000	973,000	12,068,000
Sta. Magdalena National High School	27,934,000	1,857,000	29,791,000
Talaonga National High School	16,580,000	911,000	17,491,000

Division of Sorsogon City	286,489,000	22,148,000	308,637,000

Division Office - Proper	81,760,000	8,330,000	90,090,000
Abuyog National High School	15,299,000	1,086,000	16,385,000
Celestino G.Tabuena Memorial National High School	15,786,000	1,097,000	16,883,000
Rawis National High School	23,022,000	1,681,000	24,703,000
Rizal Integrated National School	19,072,000	1,230,000	20,302,000
Sorsogon National High School	131,550,000	8,724,000	140,274,000

Division of Tabaco City	271,297,000	20,073,000	291,370,000

Division Office - Proper	34,318,000	3,040,000	37,358,000
Bantayan National High School	18,966,000	1,527,000	20,493,000
San Antonio National High School, Tabaco	29,969,000	2,181,000	32,150,000
San Lorenzo National High School	30,910,000	2,293,000	33,203,000
San Miguel National High School	17,037,000	1,293,000	18,330,000
Tabaco National High School	140,097,000	9,739,000	149,836,000

Region VI - Western Visayas	10,856,699,000	874,902,000	11,731,601,000

Division of Aklan	857,282,000	72,233,000	929,515,000

Division Office - Proper	220,828,000	23,269,000	244,097,000

274	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Aguinaldo T. Repiedad, Sr. Integrated School	12,648,000	1,029,000	13,677,000
Aklan National High School for Arts and Trades	34,944,000	2,442,000	37,386,000
Altavas National School	36,220,000	2,582,000	38,802,000
Bacan National High School	12,993,000	1,075,000	14,068,000
Batan Academy (A National High School)	16,484,000	1,041,000	17,525,000
Bay-ang Napag-ong National High School	7,209,000	590,000	7,799,000
Boracay National High School	20,631,000	1,581,000	22,212,000
Buruanga Vocational School	25,149,000	1,558,000	26,707,000
Calizo National High School	5,954,000	520,000	6,474,000
Camaligan National High School	10,224,000	770,000	10,994,000
Camanci National High School	4,941,000	473,000	5,414,000
Candelaria National High School	13,429,000	996,000	14,425,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)	6,373,000	544,000	6,917,000
Daja Sur National High School	5,347,000	499,000	5,846,000
Dr. Ramon B. Legaspi. Sr. National High School	8,725,000	785,000	9,510,000
Father Julian C. Rago Memorial High School	9,523,000	843,000	10,366,000
Gaudencio L. Vega National High School	9,192,000	731,000	9,923,000
Jose Borromeo Legaspi National High School	9,810,000	768,000	10,578,000
Libacao National Forestry Vocational High School	27,923,000	1,760,000	29,683,000
Liloan National High School	5,669,000	485,000	6,154,000
Linabuan National High School	13,726,000	1,151,000	14,877,000
Linayasan National High School	10,255,000	776,000	11,031,000
Madalag National High School	15,402,000	1,230,000	16,632,000
Makato Integrated School	15,699,000	1,282,000	16,981,000
Malay National High School	20,378,000	1,624,000	22,002,000
Malinao School for Philippine Craftsmen	22,657,000	1,315,000	23,972,000
Maloco National High School	13,098,000	971,000	14,069,000
Naile National High School	10,582,000	960,000	11,542,000
Naisud National High School	11,922,000	1,077 ,000	12,999,000
Navitas National High School	3,308,000	349,000	3,657,000
New Washington National Comprehensive High School	29,582,000	1,873,000	31,455,000
Numancia Integrated School	19,875,000	1,460,000	21,335,000
Numancia National School of Fisheries	18,517,000	1,128,000	19,645,000
Ochando National High School	10,944,000	819,000	11,763,000
Ondoy National High School	9,365,000	773,000	10,138,000
Panayakan National High School	7,126,000	579,000	7,705,000
Petronilo C. Ibadlit National High School (Badiangan National High School)	5,613,000	479,000	6,092,000
Regional Science High School for Region VI	17,461,000	2,732,000	20,193,000
Rizal J. Rodriguez, Sr. National High School	6,704,000	551,000	7,255,000
Rosario National High School	5,754,000	539,000	6,293,000
Solido National High School	10,306,000	768,000	11,074,000
Tangalan National High School	18,221,000	1,204,000	19,425,000
Toledo National High School	19,886,000	1,465,000	21,351,000
Torralba National High School	9,147,000	755,000	9,902,000
Unidos National High School	11,861,000	913,000	12,774,000
Union National High School	15,677,000	1,119,000	16,796,000

Division of Antique	882,366,000	70,589,000	952,955,000

Division Office - Proper	72,416,000	8,906,000	81,322,000
Antique National High School	100,755,000	7,017,000	107,772,000
Antique Vocational School	48,202,000	3,290,000	51,492,000
Aureliana National High School	26,165,000	1,843,000	28,008,000
Barangbang National High School	14,925,000	1,207,000	16,132,000
Barasanan National High School	7,695,000	753,000	8,448,000
Barbaza National High School	23,981,000	1,788,000	25,769,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	275
DEPARTMENT OF EDUCATION

Belison National School	28,444,000	1,743,000	30,187,000
Bitadton National High School	11,543,000	932,000	12,475,000
Buhang National High School	10,270,000	781,000	11,051,000
Caluya National High School	23,791,000	1,599,000	25,390,000
Col. Ruperto Abellon National School	23,526,000	1,616,000	25,142,000
Concepcion L. Cazeñas Memorial School	19,604,000	1,413,000	21,017,000
Diclum National High School	10,300,000	821,000	11,121,000
Egaña National High School	11,862,000	1,004,000	12,866,000
Gamad Sto. Tomas National High School	4,066,000	500,000	4,566,000
Gen. Leandro Fullon National School	17,067,000	1,053,000	18,120,000
Gideon M. Cabigunda Memorial School	14,391,000	1,160,000	15,551,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)	14,427,000	1,186,000	15,613,000
Governor Julian Fullon Pacificador National School	15,541,000	1,155,000	16,696,000
Igburi National High School	9,799,000	788,000	10,587,000
Igcado National High School	3,370,000	411,000	3,781,000
Igpalqe National High School	7,594,000	659,000	8,253,000
Laua-an National High School	15,925,000	1,305,000	17,230,000
Libertad National Vocational High School	21,943,000	1,734,000	23,677,000
Lirio M. Escaño, Sr. National School	18,291,000	1,488,000	19,779,000
Mag-aba National High School	11,501,000	1,076,000	12,577,000
Moscoso-Rios National High School	22,170,000	1,581,000	23,751,000
Northern Antique Vocational School	43,539,000	2,940,000	46,479,000
Northern Bugasong National High School	11,160,000	779,000	11,939,000
Pandan National Vocational High School	19,433,000	1,589,000	21,022,000
Pangpang National High School	13,860,000	986,000	14,846,000
Pascual M. Osuyos Memorial High School (Aras-asan National High School)	6,318,000	613,000	6,931,000
Patria National High School	11,102,000	764,000	11,866,000
Pis-anan National High School	21,206,000	1,681,000	22,887,000
San Antonio National High School	7,247,000	560,000	7,807,000
San Pedro National High School	13,012,000	1,039,000	14,051,000
San Roque Ezpeleta National High School	10,114,000	1,092,000	11,206,000
Sibalom National High School	26,213,000	2,268,000	28,481,000
Sido-San Juan National High School	12,667,000	756,000	13,423,000
Southern Bugasong National High School	7,629,000	606,000	8,235,000
Sta. Ana National High School	4,713,000	471,000	5,184,000
Sta. Justa National High School	14,531,000	1,114,000	15,645,000
Tario Lim National Memorial High School	19,469,000	1,683,000	21,152,000
Tinogboc National High School	5,828,000	529,000	6,357,000
Union National High School	8,656,000	914,000	9,570,000
Valderrama National High School	16,105,000	1,396,000	17,501,000

Division of Bacolod City	613,259,000	46,535,000	659,794,000

Division Office - Proper	45,430,000	6,538,000	51,968,000
Abkasa National High School	9,911,000	702,000	10,613,000
Alangilan National High School	11,933,000	919,000	12,852,000
Bacolod City National High School	101,943,000	6,364,000	108,307,000
Barangay Singcang Airport National High School	30,616,000	2,093,000	32,709,000
Bata National High School	44,117,000	3,537,000	47,654,000
Domingo Lacson National High School	64,471,000	4,569,000	69,040,000
Emiliano Lizares National High School	41,803,000	2,747,000	44,550,000
Generoso Villanueva, Sr. National High School	9,921,000	771,000	10,692,000
Handumanan National High School (MRRP National High School)	53,875,000	3,904,000	57,779,000
Luis Hervias National High School	41,739,000	2,695,000	44,434,000

276	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Luisa Medel National High School	35,644,000	2,942,000	38,586,000
Mansilingan Agro-Industrial High School	35,146,000	2,785,000	37,931,000
Paglaum Village National High School	12,563,000	1,216,000	13,779,000
Sum-ag National High School	67,361,000	4,115,000	71,476,000
Teofilo Gensoli, Sr. Memorial High School	6,786,000	638,000	7,424,000

Division of Bago City	233,364,000	18,275,000	251,639,000

Division Office - Proper	302,000	525,000	827,000
Ramon Torres Dulao National High School	21,192,000	1,641,000	22,833,000
Ramon Torres Luisiana National High School	45,103,000	3,386,000	48,489,000
Ramon Torres Ma-ao Sugar Central National High School	22,923,000	1,746,000	24,669,000
Ramon Torres Malingin National High School	18,088,000	1,491,000	19,579,000
Ramon Torres National High School	100,098,000	7,235,000	107,333,000
Ramon Torres Sagasa National High School	12,383,000	1,057,000	13,440,000
Ramon Torres Taloc National High School	13,275,000	1,194,000	14,469,000

Division of Cadiz City	232,403,000	19,397,000	251,800,000

Division Office - Proper	47,099,000	6,017,000	53,116,000
Cadiz Viejo National High School	9,465,000	837,000	10,302,000
Caduha-an National High School	27,046,000	1,902,000	28,948,000
Dr. Vicente F. Gustilo Memorial National High School	86,471,000	5,247,000	91,718,000
Mabini National High School	13,477,000	1,126,000	14,603,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)	7,271,000	705,000	7,976,000
SPED High School	6,658,000	801,000	7,459,000
Tiglawigan National High School	16,353,000	1,341,000	17,694,000
Villacin National High School	18,563,000	1,421,000	19,984,000

Division of Capiz	989,795,000	80,361,000	1,070,156,000

Division Office - Proper	82,445,000	13,758,000	96,203,000
Arturo Jugo National High School	6,909,000	589,000	7,498,000
Bongsuan National High School	16,017,000	1,250,000	17,267,000
Cabug-cabug National High School	42,023,000	2,490,000	44,513,000
Camburanan National High School	7,062,000	605,000	7,667,000
Candelaria National High School	12,810,000	842,000	13,652,000
Capiz National High School	107,571,000	6,473,000	114,044,000
Casanayan National High School	14,031,000	1,233,000	15,264,000
Col. Patrocenio Artuz National High School	14,621,000	1,228,000	15,849,000
Commissioner Luis R. Asis National High School	29,907,000	2,136,000	32,043,000
Concepcion Castro Garcia National High School	14,844,000	979,000	15,823,000
Cuartero National High School	22,366,000	1,742,000	24,108,000
Dao National High School	18,137,000	1,897,000	20,034,000
David Moises Memorial High School (Balit National High School)	11,718,000	915,000	12,633,000
Don Felix Balgos Memorial National High School	11,285,000	839,000	12,124,000
Dr. Vicente V. Andaya, Sr. National High School	34,741,000	2,402,000	37,143,000
Dulangan National High School	13,391,000	1,183,000	14,574,000
Dumalag Central National High School	22,637,000	1,900,000	24,537,000
Estefania Montemayor National High School	21,431,000	1,581,000	23,012,000
Florentina Batoampo Degala National High School	11,151,000	898,000	12,049,000
Hipona National High School	28,315,000	2,178,000	30,493,000
Ivisan National High School	37,332,000	2,949,000	40,281,000
Jagnaya National High School	14,253,000	1,103,000	15,356,000
Jamindan National High School	30,772,000	2,336,000	33,108,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	277
DEPARTMENT OF EDUCATION

Leodegario De Ocampo, Sr. National High School (Capagao National High School)	11,041,000	736,000	11,777,000
Lucero National High School	11,252,000	902,000	12,154,000
Maayon National High School	36,753,000	2,569,000	39,322,000
Macario Delfin Bermejo National High School (Jaena Norte)	10,404,000	856,000	11,260,000
Maindang National High School	13,320,000	1,065,000	14,385,000
Malonoy National High School	13,998,000	995,000	14,993,000
Mambusao East National High School (Extension of David Moises Memorial High School)	11,268,000	857,000	12,125,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)	20,495,000	1,522,000	22,017,000
Manuel F. Onato Memorial High School	11,179,000	845,000	12,024,000
Marciano Patricio National High School (Pilar National High School]	20,413,000	1,859,000	22,272,000
Mayor Ramon A. Benjamin, Sr. Memorial High School	11,709,000	956,000	12,665,000
Panitan National High School	44,324,000	2,929,000	47,253,000
Pontevedra National High School	38,537,000	2,640,000	41,177,000
Putian National High School	7,797,000	656,000	8,453,000
San Nicolas National High School, Pilar	9,895,000	945,000	10,840,000
San Nicolas National High School, Tapaz	13,941,000	1,022,000	14,963,000
Sapian National High School	34,873,000	2,108,000	36,981,000
Tapaz National High School	25,289,000	2,062,000	27,351,000
Tuburan National High School - F. Degala National High School Extension	17,538,000	1,331,000	18,869,000

Division of Escalante City	143,263,000	13,085,000	156,348,000

Division Office - Proper	190,000	3,598,000	3,788,000
Buenavista National High School	20,789,000	1,244,000	22,033,000
Dian-ay National High School	13,485,000	996,000	14,481,000
Escalante National High School	65,792,000	3,904,000	69,696,000
Mabini National High School	18,910,000	1,360,000	20,270,000
Old Poblacion National High School	16,270,000	1,290,000	17,560,000
Tamlang National High School (Escalante National High School Extension)	7,827,000	693,000	8,520,000

Division of Guimaras	280,073,000	19,342,000	299,415,000

Division Office - Proper	41,828,000	3,183,000	45,011,000
Alegria National High School	7,825,000	661,000	8,486,000
Buenavista National High School	35,062,000	2,136,000	37,198,000
Cabalagnan National High School	13,358,000	996,000	14,354,000
Desiderio C. Gange National High School	16,233,000	1,170,000	17,403,000
Dr. Catalino Gallego Nava Memorial High School	18,001,000	1,306,000	19,307,000
East Valencia National High School	12,607,000	889,000	13,496,000
Getulio National High School	5,784,000	554,000	6,338,000
Jordan National High School	30,546,000	1.919,000	32,465,000
Nueva Valencia National High School	26,851,000	1,624,000	28,475,000
Remedios E. Vilches-San Lorenzo National High School	17,704,000	1,345,000	19,049,000
Salvacion National High School	14,185,000	996,000	15,181,000
Simeon J. Jabasa National High School	11,496,000	843,000	12,339,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)	28,593,000	1,720,000	30,313,000

278	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Himamaylan City	128,208,000	10,746,000	138,954,000

Division Office - Proper	29,842,000	3,726,000	33,568,000
Aguisan National High School	16,792,000	1,219,000	18,011,000
Carabalan National High School	10,448,000	1,003,000	11,451,000
Don Florencio Villafranca Memorial National High School	4,760,000	500,000	5,260,000
Himamaylan National High School	46,766,000	3,310,000	50,076,000
Raymundo Tongson National High School	19,600,000	988,000	20,588,000

Division of Iloilo	3,005,925,000	241,408,000	3,247,333,000

Division Office - Proper	407,857,000	52,349,000	460,206,000
Abangay National High School	10,389,000	757,000	11,146,000
Acao National High School	4,146,000	390,000	4,536,000
Ajuy National High School	34,719,000	2,603,000	37,322,000
Alcarde-Gustilo Memorial National High School	13,946,000	1,146,000	15,092,000
Alejandro Firmeza Memorial National High School	12,905,000	938,000	13,843,000
Alimodian National Comprehensive High School	42,801,000	2,314,000	45,115,000
Ambrosio Maido Memorial National High School	4,989,000	442,000	5,431,000
Anilao National High School	32,010,000	2,203,000	34,213,000
Ardemil National High School	8,747,000	678,000	9,425,000
Aurea Belonia Memorial High School	5,835,000	576,000	6,411,000
Badiangan National High School	17,918,000	1,516,000	19,434,000
Badlan National High School	8,226,000	643,000	8,869,000
Balasan National High School	54,429,000	4,091,000	58,520,000
Banate National High School	46,401,000	3,027,000	49,428,000
Barosong National High School	6,317,000	520,000	6,837,000
Barotac Nuevo Comprehensive National High School	52,575,000	3,768,000	56,343,000
Barotac Viejo National High School	49,551,000	3,660,000	53,211,000
Barroc National High School	8,387,000	742,000	9,129,000
Batad National High School	20,653,000	1,842,000	22,495,000
Batuan-Cadinglian National High School	7,779,000	624,000	8,403,000
Bay-ang National High School	6,063,000	601,000	6,664,000
Binabaan National High School	11,381,000	849,000	12,230,000
Binaliuan National High School	10,106,000	790,000	10,896,000
Bingawan National High School	16,837,000	1,355,000	18,192,000
Bololacao National High School	8,172,000	702,000	8,874,000
Botong Cabanbanan National High School	16,268,000	1,074,000	17,342,000
Buayahon Bantay National High School	4,086,000	463,000	4,549,000
Bucari National High School	8,163,000	647,000	8,810,000
Buga National High School	13,058,000	955,000	14,013,000
Burak National High School	3,871,000	401,000	4,272,000
Cabatuan National Comprehensive High School	73,506,000	5,023,000	78,529,000
Cadagmayan National High School	7,025,000	601,000	7,626,000
Calinog National Comprehensive High School	35,214,000	2,289,000	37,503,000
Calmay National High School	9,759,000	714,000	10,473,000
Camangahan National High School	10,479,000	1,108,000	11,587,000
Camiros National High School	7,938,000	612,000	8,550,000
Carlos Lopez National High School	24,090,000	1,946,000	26,036,000
Carvasana National High School	11,091,000	832,000	11,923,000
Camayan National High School	34,586,000	2,377,000	36,963,000
Cayos National High School	7,661,000	597,000	8,258,000
Cordova National High School	5,898,000	556,000	6,454,000
Culasi National High School	11,916,000	1,151,000	13,067,000
Daga-Barasan National High School	5,871,000	541,000	6,412,000
Dapdap National High School	6,207,000	555,000	6,762,000
Dingle National High School	28,133,000	1,957,000	30,090,000
Don Benjamin Jalandoni, Sr. National High School	7,585,000	631,000	8,216,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	279
DEPARTMENT OF EDUCATION

Don Casemiro Andrada Y Cuaresma National High School	28,156,000	1,742,000	29,898,000
Don Esteban S. Javellana National High School	18,559,000	1,094,000	19,653,000
Don Felix Serra National High School	29,248,000	2,034,000	31,282,000
Don Jose Sustiguer Monfort National High School	18,352,000	1,150,000	19,502,000
Dorog National High School	5,944,000	646,000	6,590,000
Dueñas General Comprehensive High School	41,344,000	2,924,000	44,268,000
Dumangas National High School	61,919,000	4,472,000	66,391,000
Escalantera National High School	7,044,000	682,000	7,726,000
Estancia National High School	65,998,000	4,989,000	70,987,000
Gines National High School	8,137,000	682,000	8,819,000
Ginot-an National High School	6,115,000	490,000	6,605,000
Granada National High School	21,978,000	1,266,000	23,244,000
Guimbal National High School	40,369,000	3,101,000	43,470,000
Igbaras National High School	39,175,000	2,417,000	41,592,000
Iloilo National High School	98,123,000	5,655,000	103,778,000
Jamabalud National High School	7,241,000	661,000	7,902,000
Janiuay National Comprehensive High School	63,670,000	5,069,000	68,739,000
Jelicuon-Cabugao National High School	4,577,000	521,000	5,098,000
Kirayan National High School	8,195,000	760,000	8,955,000
Lambunao National High School	73,890,000	4,306,000	78,196,000
Lapayon National High School	6,482,000	512,000	6,994,000
Lawigan National High School	8,594,000	740,000	9,334,000
Leganes National High School	35,802,000	2,880,000	38,682,000
Lemery National High School	25,967,000	1,980,000	27,947,000
Leon National High School	34,084,000	2,546,000	36,630,000
Leonora S. Salapantan National High School	47,478,000	3,204,000	50,682,000
Luca National High School	9,934,000	841,000	10,775,000
Maasin National Comprehensive High School	24,065,000	1,786,000	25,851,000
Malapaya National High School	8,245,000	723,000	8,968,000
Malitbog National High School	13,525,000	1,175,000	14,700,000
Malusgod National High School	6,101,000	604,000	6,705,000
Manuel A. Aaron Memorial National High School	13,393,000	950,000	14,343,000
Mateo National High School (Doroteo De La Mota National High School)	6,456,000	541,000	6,997,000
Miag-ao National High School	29,604,000	2,376,000	31,980,000
Mina National High School	38,964,000	2,442,000	41,406,000
Nabitasan National High School	6,492,000	570,000	7,062,000
Nalundan National High School	7,303,000	658,000	7,961,000
Napnapan National High School	7,326,000	623,000	7,949,000
New Lucena National Comprehensive High School	15,853,000	1,231,000	17,084,000
New Lucena National High School	12,823,000	1,165,000	13,988,000
Nicomedes R. Tubar, Sr. National High School	29,322,000	2,325,000	31,647,000
Oton National High School	75,950,000	4,701,000	80,651,000
Palaca-Damilisan National High School	14,956,000	1,010,000	15,966,000
Palanguia National High School	14,600,000	1,169,000	15,769,000
Parara National High School	6,748,000	616,000	7,364,000
Particion National High School	7,258,000	649,000	7,907,000
Pavia National High School	74,161,000	4,678,000	78,839,000
Payao National High School	6,162,000	615,000	6,777,000
Pili National High School	12,514,000	888,000	13,402,000
Pototan National High School	61,355,000	4,389,000	65,744,000
Purificacion P. Dolor Monfort National High School	19,823,000	1,309,000	21,132,000
Quiling National High School	3,480,000	453,000	3,933,000
Roberto H. Tirol National High School (Concepcion NHS)	35,742,000	2,891,000	38,633,000
Rufino G. Palabrica, Sr. National High School	22,414,000	1,587,000	24,001,000
San Enrique National Comprehensive High School	25,880,000	1,824,000	27,704,000

280	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

San Fernando National High School	8,947,000	743,000	9,690,000
San Joaquin School of Fisheries	21,655,000	1,316,000	22,971,000
San Luis National High School	6,077,000	644,000	6,721,000
San Rafael National High School (Miagao)	6,300,000	530,000	6,830,000
San Rafael National High School (San Rafael)	29,081,000	2,038,000	31,119,000
Sara National High School	52,664,000	3,792,000	56,456,000
Sinogbuhan National High School	5,683,000	552,000	6,235,000
Simalo National High School	4,348,000	455,000	4,803,000
Sta. Barbara National Comprehensive High School	65,037,000	4,432,000	69,469,000
Sta. Rita National High School	8,057,000	647,000	8,704,000
Tagsing-Buyo National High School	7,999,000	623,000	8,622,000
Tigbauan National High School, Maasin	3,529,000	421,000	3,950,000
Tigbauan National High School, Tigbauan	45,968,000	2,949,000	48,917,000
Tina National High School	8,695,000	742,000	9,437,000
Tiolas National High School	9,243,000	681,000	9,924,000
Tiring National High School	6,610,000	588,000	7,198,000
Tubungan National High School	22,572,000	1,558,000	24,130,000
Menceslao S. Grio National High School (Puyas National High School)	3,933,000	416,000	4,349,000
Zarraga National High School	37,093,000	2,813,000	39,906,000
Division of Iloilo City	466,873,000	32,414,000	499,287,000

Division Office - Proper	50,978,000	4,739,000	55,717,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)	12,389,000	840,000	13,229,000
Fort San Pedro National High School	31,239,000	1,928,000	33,167,000
Iloilo City National High School	106,807,000	7,423,000	114,230,000
Jalandoni Memorial National High School	34,996,000	2,104,000	37,100,000
Jaro National High School	56,811,000	4,287,000	61,098,000
La Paz National High School	56,247,000	3,170,000	59,417,000
Mandurriao National High School	49,367,000	3,143,000	52,510,000
Melchor L. Nava National High School (Iloilo City NHS - Calaparan Extension)	20,568,000	1,450,000	22,018,000
Ramon Avanceña National High School	47,471,000	3,330,000	50,801,000
Division of Kabankalan City	270,778,000	23,140,000	293,918,000

Division Office - Proper	98,044,000	8,856,000	106,900,000
Bantayan National High School	17,950,000	1,618,000	19,568,000
Binicuil National High School	18,782,000	1,454,000	20,236,000
Camansi National High School	12,642,000	955,000	13,597,000
Florentino Galang, Sr. National High School	33,504,000	2,952,000	36,456,000
Inapoy National High School	6,355,000	619,000	6,974,000
Locotan National High School	9,610,000	707,000	10,317,000
Salong National High School	16,630,000	1,272,000	17,902,000
Tabugon National High School	19,800,000	1,624,000	21,424,000
Tampalon National High School	16,868,000	1,397,00	18,265,000
Tapi National High School	20,593,000	1,686,000	22,279,000
Division of La Carlota City	126,694,000	9,346,000	136,040,000

Division Office - Proper	6,863,000	895,000	7,758,000
Doña Hortencia Salas Benedicto National High School	90,334,000	6,263,000	96,597,000
La Granja National High School	17,634,000	1,227,000	18,861,000
San Miguel National High School	11,863,000	961,000	12,824,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	281
DEPARTMENT OF EDUCATION

Division of Negros Occidental	1,654,222,000	133,698,000	1,787,920,000

Division Office - Proper	105,573,000	24,493,000	130,066,000
Agpangi National High School	9,387,000	775,000	10,162,000
Andres Gumban Memorial National High School	11,882,000	950,000	12,832,000
Andulauan National High School	8,433,000	567,000	9,000,000
Antipolo National High School	19,304,000	1,435,000	20,739,000
Barangay Alegria National High School	10,100,000	782,000	10,882,000
Biao National High School	8,029,000	766,000	8,795,000
Binalbagan National High School (Paglaum National High School)	41,926,000	2,386,000	44,312,000
Bocana National High School	14,297,000	916,000	15,213,000
Bug-ang National High School	12,161,000	911,000	13,072,000
Bulata National High School	6,801,000	577,000	7,378,000
Bulwangan National High School	38,280,000	2,166,000	40,446,000
Cabacungan National High School	26,065,000	1,793,000	27,858,000
Calatrava National High School	54,268,000	3,691,000	57,959,000
Camalanda-an National High School	10,286,000	857,000	11,143,000
Caningay National High School	14,731,000	919,000	15,650,000
Cansilayan National High School	13,416,000	1,113,000	14,529,000
Catalino Solinguen National High School (Miranda National High School)	10,334,000	904,000	11,238,000
Cauayan National High School	19,600,000	1,722,000	21,322,000
Col. Griffin National High School	20,595,000	1,623,000	22,218,000
Culipapa National High School	17,657,000	1,398,000	19,055,000
Don Hilarion G. Gonzaga Memorial High School	20,012,000	1,409,000	21,421,000
Don Simplicio Lizares Memorial National High School	10,994,000	850,000	11,844,000
Dr. Antonio Lizares National High School	20,782,000	1,411,000	22,193,000
E. B. Magalona National High School	57,153,000	3,946,000	61,099,000
Enriqueta Montilla de Esteban Memorial High School	28,017,000	2,051,000	30,068,000
Eva J. Montilla National High School	12,048,000	1,220,000	13,268,000
Florentina F. Caña Recto Memorial High School	13,439,000	829,000	14,268,000
Guiljungan National High School	31,758,000	1,875,000	33,633,000
Guiljungan National High School - Tuyom Extension	18,894,000	1,463,000	20,357,000
Guinpanaan National High School	45,102,000	2,020,000	47,122,000
Hinigaran National High School	68,149,000	5,307,000	73,456,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)	21,570,000	1,474,000	23,044,000
Isabela National High School	64,444,000	4,325,000	68,769,000
La Castellana National High School	70,257,000	4,848,000	75,105,000
Labi-labi National High School	10,168,000	681,000	10,849,000
Lopez Jaena National High School	35,843,000	2,825,000	38,668,000
Manalad National High School	6,918,000	707,000	7,625,000
Manapla National High School	60,393,000	3,723,000	64,116,000
Murcia National High School	33,416,000	2,894,000	36,310,000
Negros Occidental High School	119,060,000	7,693,000	126,753,000
Negros Occidental National Industrial School of Home Industries	24,609,000	1,458,000	26,067,000
Pahilanga National High School	9,093,000	726,000	9,819,000
Payao National High School	23,840,000	1,767,000	25,607,000
Pontevedra National High School	28,420,000	2,352,000	30,772,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)	16,373,000	1,232,000	17,605,000
Rafael B. Lacson Memorial High School	43,930,000	3,323,000	47,253,000
San Enrique High School	16,591,000	1,340,000	17,931,000
San Isidro National High School, Pontevedra	9,586,000	832,000	10,418,000
Sofronio Carmona Memorial National High School	21,944,000	1,682,000	23,626,000

282	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Tabao National High School	25,612,000	1,595,000	27,207,000
Tabu National High School	25,567,000	1,811,000	27,378,000
Tanza National High School	8,391,000	766,000	9,157,000
Tigbao National High School	14,483,000	1,096,000	15,579,000
Tinongon National High School	9,554,000	771,000	10,325,000
Toboso National High School	29,166,000	2,071,000	31,237,000
Valladolid National High School	21,413,000	1,674,000	23,087,000
Victorias National High School	104,108,000	6,907,000	111,015,000
Division of Passi City	137,767,000	11,721,000	149,488,000

Division Office - Proper	36,200,000	4,088,000	40,288,000
Mulapula National High School	9,197,000	827,000	10,024,000
Passi National High School	74,217,000	5,281,000	79,498,000
Salngan National High School	18,153,000	1,525,000	19,678,000
Division of Roxas City	164,440,000	15,237,000	179,677,000

Division Office - Proper	35,218,000	6,093,000	41,311,000
Bago National High School	3,814,000	444,000	4,258,000
Balijuagan National High School	10,511,000	758,000	11,269,000
Congressman Ramon A. Arnaldo High School	34,657,000	2,409,000	37,066,000
Culasi National High School	9,624,000	726,000	10,350,000
Dumulog National High School	10,545,000	870,000	11,415,000
Milibili National High School	8,414,000	754,000	9,168,000
Roxas City School of Philippine Craftsmen	28,325,000	1,706,000	30,031,000
Tanque National High School	23,332,000	1,477,000	24,809,000
Division of Sagay City	227,851,000	18,998,000	246,849,000

Division Office - Proper	64,181,000	7,921,000	72,102,000
Bato National High School	23,173,000	1,543,000	24,716,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)	26,219,000	1,949,000	28,168,000
Sagay National High School	92,116,000	5,791,000	97,907,000
Serafin V. Aguilar Integrated School (Serafin V. Aguilar National High School)	4,818,000	440,000	5,258,000
Vito National High School	17,344,000	1,354,000	18,698,000
Division of San Carlos City	136,153,000	10,495,000	146,648,000

Division Office - Proper	9,245,000	867,000	10,112,000
Bagonbon National High School	13,135,000	1,007,000	14,142,000
Don Carlos Ledesma National High School	25,333,000	1,838,000	27,171,000
Julio Ledesma National High School	66,053,000	4,982,000	71,035,000
Quezon National High School	22,387,000	1,801,000	24,188,000
Division of Silay City	183,939,000	16,521,000	200,460,000

Division Office - Proper	65,451,000	9,011,000	74,462,000
Barangay Guimbaloan National High School	11,133,000	997,000	12,130,000
Doña Montserrat Lopez Memorial High School	107,355,000	6,513,000	113,868,000
Division of Sipalay City	122,044,000	11,361,000	133,405,000

Division Office - Proper	23,054,000	7,312,000	30,366,000
Gil Montilla National High School	77,171,000	2,810,000	79,981,000
Nabulao National High School	21,819,000	1,239,000	23,058,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	283
DEPARTMENT OF EDUCATION

Region VII - Central Visayas	9,912,637,000	871,446,000	10,784,083,000

Division of Bais City	144,726,000	12,085,000	156,811,000

Division Office - Proper	63,510,000	8,263,000	71,773,000
Bais City National High School (Main)	81,216,000	3,822,000	85,038,000

Division of Bayawan City	201,780,000	23,543,000	225,323,000

Division Office - Proper	31,258,000	14,451,000	45,709,000
Basay National High School	25,503,000	1,689,000	27,192,000
Bayawan National High School	91,236,000	5,312,000	96,548,000
Kalumboyan National High School	53,783,000	2,091,000	55,874,000

Division of Bogo City	83,495,000	9,403,000	92,898,000

Division Office - Proper	42,368,000	8,293,000	50,661,000
Eduardo T. Oporto Memorial National High School	41,127,000	1,110,000	42,237,000

Division of Bohol	1,883,434,000	151,409,000	2,034,843,000

Division Office - Proper	736,677,000	77,609,000	814,286,000
Aguining National High School	39,303,000	1,461,000	40,764,000
Alicia Technical Vocational High School	24,152,000	1,667,000	25,819,000
Baclayon National High School	13,454,000	949,000	14,403,000
Batuan National High School	17,615,000	1,255,000	18,870,000
Biabas Trade High School	17,833,000	1,304,000	19,137,000
Biking Technical Vocational High School	13,787,000	1,084,000	14,871,000
Bilar National High School	19,154,000	1,290,000	20,444,000
Cabilao National High School	14,983,000	770,000	15,753,000
Calape National High School	27,282,000	1,605,000	28,887,000
Camambugan National High School	19,904,000	1,391,000	21,295,000
Campao Oriental National High School	13,837,000	980,000	14,817,000
Cangawa National High School	26,725,000	2,012,000	28,737,000
Catigbian National High School	16,710,000	1,250,000	17,960,000
Clarin School of Fisheries	19,506,000	1,203,000	20,709,000
Corella National High School	19,186,000	1,360,000	20,546,000
Dagohoy National High School	21,645,000	1,406,000	23,051,000
Danao National High School	17,741,000	1,345,000	19,086,000
Francisco L. Adlaon High School	15,932,000	889,000	16,821,000
Guinacot National High School	18,014,000	1,345,000	19,359,000
Hanopol National High School	11,000,000	776,000	11,776,000
Hinlayagan National High School	16,225,000	1,132,000	17,357,000
Inabanga High School, Nabuad	26,244,000	1,727,000	27,971,000
Katipunan National High School	24,527,000	1,548,000	26,075,000
La Hacienda National High School	12,697,000	963,000	13,660,000
La Union National High School	16,539,000	992,000	17,531,000
Lila National High School	19,699,000	1,363,000	21,062,000
Loboc National High School	9,934,000	736,000	10,670,000
Lourdes National High School	36,194,000	2,283,000	38,477,000
Mahayag National High School	14,673,000	1,244,000	15,917,000
Mayor A. R. Tuazon National School of Fisheries	14,520,000	947,000	15,467,000
Nahawan National High School	17,977,000	1,069,000	19,046,000
Pangangan National High School, Main	11,614,000	819,000	12,433,000
Pilar Technical Vocational High School	27,431,000	2,330,000	29,761,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts	25,285,000	1,636,000	26,921,000
San Agustin National High School	37,886,000	1,708,000	39,594,000
San Isidro National High School, San Isidro	13,737,000	967,000	14,704,000
San Isidro Technical Vocational High School	13,138,000	965,000	14,103,000

284	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

San Jose National High School, Inabanga	15,119,000	1,037,000	16,156,000
San Jose National High School, Talibon	67,720,000	3,285,000	71,005,000
San Miguel Technical Vocational High School	25,304,000	1,897,000	27,201,000
San Pascual National Agricultural High School	19,335,000	1,126,000	20,461,000
San Roque National High School, Albuquerque, Bohol	21,641,000	1,325,000	22,966,000
San Roque National High School, Mabini, Bohol	23,661,000	1,681,000	25,342,000
Sevilla National High School	14,769,000	821,000	15,590,000
Sierra Bullones Technical Vocational High School	37,253,000	1,953,000	39,206,000
Sikatuna National Agricultural High School	18,543,000	963,000	19,506,000
Southern Inabanga High School	17,860,000	1,342,000	19,202,000
Tabalong National High School	23,808,000	1,623,000	25,431,000
Tabuan National High School	13,522,000	852,000	14,374,000
Tagum Sur National High School	13,354,000	1,049,000	14,403,000
Tubigon West National High School	32,524,000	1,747,000	34,271,000
Tulang National High School (Getafe High School)	14,343,000	1,273,000	15,616,000
Union National High School	18,669,000	1,296,000	19,965,000
Valencia Technical Vocational High School	43,249,000	2,759,000	46,008,000

Division of Carcar City	161,501,000	13,727,000	175,228,000

Division Office - Proper	76,315,000	7,510,000	83,825,000
Carcar National High School (Poblacion Hight)	30,810,000	2,161,000	32,971,000
Ocaña National High School (Valladolid National High School Extension)	32,673,000	2,562,000	35,235,000
Valladolid National High School	21,703,000	1,494,000	23,197,000

Division of Cebu City	1,061,284,000	83,204,000	1,144,488,000

Division Office - Proper	268,805,000	34,281,000	303,086,000
Abellana National High School (Day & Night)	95,216,000	8,356,000	103,572,000
Adlaon National High School	5,652,000	675,000	6,327,000
Bonbon National High School	22,199,000	1,269,000	23,468,000
Busay National High School	10,965,000	813,000	11,778,000
Camp Lapu-Lapu National High School (Day & Night)	47,816,000	2,759,000	50,575,000
Cebu City National Science High School	19,885,000	1,406,000	21,291,000
Don Carlos Gothong Memorial National High School	118,056,000	5,794,000	123,850,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)	77,717,000	3,756,000	81,473,000
Don Vicente Rama Memorial High School (Day & Night)	77,207,000	4,274,000	81,481,000
Florencio S. Urot Memorial National High School	69,595,000	3,797,000	73,392,000
Guba National High School	10,557,000	844,000	11,401,000
Pardo National High School (Day & Night)	68,398,000	4,261,000	72,659,000
Pit-os National High School (Day & Night)	40,202,000	2,310,000	42,512,000
Ramon Duterte Memorial National High School (Day & Night)	77,276,000	4,984,000	82,260,000
Talamban National High School	51,738,000	3,625,800	55,363,000

Division of Cebu Province	2,782,655,000	267,264,000	3,049,919,000

Division Office - Proper	768,288,000	155,946,000	924,234,000
Aloguinsan National High School	27,736,000	1,997,000	29,733,000
Arcelo Memorial National High School (San Vicente National High School)	120,261,000	4,693,000	124,954,000
Badian National High School	55,943,000	3,415,000	59,358,000
Bala National High School	18,936,000	976,000	19,912,000
Bantayan National High School	78,799,000	4,666,000	83,465,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	285
DEPARTMENT OF EDUCATION

Bartolome and Manuela Pañares Memorial National High School	26,805,000	2,281,000	29,086,000
Bitoon National Vocational High School	39,702,000	2,815,000	42,517,000
Boljoon National High School	26,078,000	1,257,000	27,335,000
Buanoy National High School	92,151,000	4,548,000	96,699,000
Bulak National High School	17,801,000	1,068,000	18,869,000
Cabangahan National High School	63,475,000	2,569,000	66,044,000
Calape National High School	54,564,000	2,128,000	56,692,000
Camotes National High School	57,128,000	2,893,000	60,021,000
Carmen National High School	63,446,000	4,164,000	67,610,000
Catmon National High School	43,999,000	1,669,000	45,668,000
Cogon National High School	15,248,000	1,014,000	16,262,000
Colawin National High School	43,689,000	1,746,000	45,435,000
Compostela National High School	41,202,000	3,256,000	44,458,000
Consolacion National High School	90,356,000	3,622,000	93,978,000
Daanbantayan National High School	40,509,000	3,155,000	43,664,000
Dalaguete National High School	80,271,000	4,274,000	84,545,000
Doña Liling Neis Negapatan National High School	19,017,000	1,137,000	20,154,000
Juan Pamplona National High School (Tabuelan NHS)	27,552,000	1,681,000	29,233,000
Kawit National High School	30,428,000	1,602,000	32,030,000
Lamac National High School	17,732,000	1,471,000	19,203,000
Lambusan National High School	29,383,000	1,234,000	30,617,000
Langin National High School	31,628,000	856,000	32,484,000
Lipata National High School	21,712,000	1,717,000	23,429,000
Looc Norte National High School	18,838,000	1,742,000	20,580,000
Madridejos National High School	70,279,000	4,373,000	74,652,000
Maya National High School	21,843,000	1,588,000	23,431,000
Moalboal National High School	28,930,000	1,791,000	30,721,000
Montaneza National High School	18,522,000	1,212,000	19,734,000
Montealegre National High School	52,480,000	1,903,000	54,383,000
Mulao National High School	27,816,000	1,199,000	29,015,000
Patupat National High School	22,005,000	1,080,000	23,085,000
Pinamungajan National High School	46,675,000	3,530,000	50,205,000
Pitalo National High School	14,680,000	868,000	15,548,000
San Remigio National High School	43,268,000	2,897,000	46,165,000
San Sebastian National High School	13,476,000	1,241,000	14,717,000
Sangat National High School	34,374,000	1,982,000	36,356,000
Santa Fe National High School	56,072,000	2,947,000	59,019,000
Santa Lucia National High School	22,856,000	1,490,000	24,346,000
Santander National High School	41,335,000	2,181,000	43,516,000
Sibonga National High School	32,936,000	2,290,000	35,226,000
Tabunan National High School	39,799,000	1,520,000	41,319,000
Tayud National High School	31,202,000	2,030,000	33,232,000
Tubod National High School (Camp 7 NHS Extension)	34,863,000	1,513,000	36,376,000
Tulay National High School	28,981,000	1,815,000	30,796,000
Tungkop National High School	22,334,000	1,480,000	23,814,000
Usmad National High School	15,252,000	742,000	15,994,000

Division of Danao City	262,198,000	22,699,000	284,897,000

Division Office - Proper	134,038,000	17,548,000	151,586,000
Estefa O. Monte Memorial National High School	57,401,000	1,816,000	59,217,000
Guinsay National High School	18,292,000	1,245,000	19,537,000
Lawaan National High School	38,018,000	1,138,000	39,156,000
Ubaldo Iway Memorial National High School	14,449,000	952,000	15,401,000

286	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Dumaguete City	130,619,000	10,579,000	141,198,000

Division Office - Proper	12,469,000	2,023,000	14,492,000
Dumaguete City National High School, Junob	26,089,000	1,740,000	27,829,000
Dumaguete City National High School, Main - Calindagan	57,726,000	3,047,000	60,773,000
Dumaguete City Science High School	13,622,000	2,356,000	15,978,000
Taclobo National High School	20,713,000	1,413,000	22,126,000

Division of Guihulngan City	162,374,000	16,357,000	178,731,000

Division Office - Proper	54,961,000	9,600,000	64,561,000
Guihulngan National High School, Poblacion	62,471,000	3,553,000	66,024,000
Tagbino Provincial High School	43,466,000	1,670,000	45,136,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School	1,476,000	1,534,000	3,010,000

Division of Lapu-lapu City	523,110,000	40,448,000	563,558,000

Division Office - Proper	26,053,000	10,888,000	36,941,000
Babag National High School	85,132,000	5,405,000	90,537,000
Bankal National High School	87,771,000	4,526,000	92,297,000
Lo-oc National High School	12,947,000	1,139,000	14,086,000
Mactan National High School	65,742,000	4,310,000	70,052,000
Marigondon National High School	130,168,000	6,834,000	137,002,000
Pajo National High School	47,000,000	2,922,000	49,922,000
Pusok National High School	32,410,000	2,148,000	34,558,000
Sta. Rosa National High School	35,887,000	2,276,000	38,163,000

Division of Mandaue City	397,355,000	29,550,000	426,905,000

Division Office - Proper	61,834,000	8,752,000	70,586,000
Cabancalan National High School	57,439,000	3,100,000	60,539,000
Canduman National High School	65,851,000	3,292,000	69,143,000
Don Gerado LL. Ouano Memorial National High School	41,723,000	2,663,000	44,386,000
Jagobiao National High School	22,374,000	1,699,000	24,073,000
Mandaue City Comprehensive National High School	75,944,000	5,065,000	81,009,000
Paknaan National High School	40,711,000	2,648,000	43,359,000
Subangdaku Technical-Vocational School	11,858,000	1,056,000	12,914,000
Tipolo National High School	19,621,000	1,275,000	20,896,000

Division of Naga City	194,346,000	16,593,000	210,939,000

Division Office - Proper	106,391,000	11,251,000	117,642,000
Naga National High School	68,466,000	4,301,000	72,767,000
Tuyan national High School	19,489,000	1,041,000	20,530,000

Division of Negros Oriental	962,689,000	94,732,000	1,057,421,000

Division Office - Proper	189,053,000	50,807,000	239,860,000
Amlan National High School	27,507,000	1,608,000	29,115,000
Ayungon National High School	46,008,000	2,610,000	48,618,000
Casiano Z. Napigkit National High School	12,649,000	810,000	13,459,000
Dauin National High School	40,937,000	1,901,000	42,838,000
Demetrio Alviola National High School	51,571,000	3,380,000	54,951,000
Don Emilio Macias Memorial National High School (San Francisco National High School)	66,443,000	2,361,000	68,804,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	287
DEPARTMENT OF EDUCATION

Jimalalud National High School	35,344,000	2,572,000	37,916,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)	58,352,000	2,811,000	61,163,000
Jose Marie Locsin Memorial High School	12,710,000	1,117,000	13,827,000
La Libertad Technical Vocational School	27,224,000	1,718,000	28,942,000
Mabinay National High School	63,539,000	3,487,000	67,026,000
Manjuyod High School	36,994,000	2,546,000	39,540,000
Maria Macahig National High School	33,904,000	1,642,000	35,546,000
Negros Oriental National High School	66,351,000	4,269,000	70,620,000
Santiago Demo National High School (Maluay National High School)	16,888,000	1,210,000	18,098,000
Siaton National High School	62,576,000	2,905,000	65,481,000
Sibulan Memorial National High School	44,526,000	2,459,000	46,985,000
Tambo National High School	16,933,000	1,337,000	18,270,000
Tayasan National High School	26,407,000	1,424,000	27,831,000
Valencia National High School (Valencia Tech. School)	26,773,000	1,758,000	28,531,000

Division of Siquijor	139,267,000	12,332,000	151,599,000

Division Office - Proper	66,899,000	7,179,000	74,078,000
Campalanas National High School	16,339,000	1,103,000	17,442,000
Cang-alwang National High School	8,883,000	692,000	9,575,000
Enrique Villanueva National High School	14,307,000	1,017,000	15,324,000
Lazi National Agricultural School	18,785,000	1,399,000	20,184,000
Tambisan National High School	14,054,000	942,000	14,996,000

Division of Tagbilaran City	164,887,000	10,588,000	175,475,000

Division Office - Proper	8,427,000	839,000	9,266,000
Cogon High School Evening Class	17,921,000	1,056,000	18,977,000
Dr. Cecilio Putong National High School (Bohol NHS)	89,695,000	5,469,000	95,164,000
Manga National High School	24,192,000	1,341,000	25,533,000
Mansasa National High School	14,138,000	1,024,000	15,162,000
Tagbilaran City Science High School	10,514,000	859,000	11,373,000

Division of Talisay City	223,783,000	21,666,000	245,449,000

Division Office - Proper	181,485,000	18,480,000	199,965,000
Jaclupan National High School (Cansojong NHS)	24,742,000	1,963,000	26,705,000
Mohon Divino Amore National High School	17,556,000	1,223,000	18,779,000

Division of Tanjay City	165,249,000	14,730,000	179,979,000

Division Office - Proper	59,727,000	8,846,000	68,573,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)	26,556,000	1,178,000	27,734,000
Pamplona National High School	22,716,000	1,679,000	24,395,000
Sta. Agueda National High School	26,269,000	1,363,000	27,632,000
Tanjay National High School, Opao	29,981,000	1,664,000	31,645,000

Division of Toledo City	267,885,000	20,537,000	288,422,000

Division Office - Proper	126,689,000	9,956,000	136,645,000
Bato National High School	28,021,000	2,338,000	30,359,000
Don Andres Soriano National High School	52,145,000	3,332,000	55,477,000
Magdugo National High School	17,930,000	1,414,000	19,344,000

288	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Matab-ang National High School	23,542,000	1,707,000	25,249,000
Toledo City National Vocational High School	19,558,000	1,790,000	21,348,000

Region VIII - Eastern Visayas	7,739,384,000	589,341,000	8,328,725,000

Division of Baybay City	207,625,000	13,793,000	221,418,000

Division Office - Proper	111,442,000	9,094,000	120,536,000
Baybay National High School	96,183,000	4,699,000	100,882,000

Division of Biliran	329,677,000	24,724,000	354,401,000

Division Office - Proper	183,517,000	14,871,000	198,388,000
Caibiran National High School	39,344,000	2,581,000	41,925,000
Culaba National Vocational School	16,082,000	1,256,000	17,338,000
Kawayan National High School	14,482,000	1,047,000	15,529,000
Maripipi National Vocational School	18,023,000	919,000	18,942,000
Naval National High School	25,910,000	1,897,000	27,807,000
Naval School of Fisheries	32,319,000	2,153,000	34,472,000

Division of Borongan City	128,510,000	9,283,000	137,793,000

Division Office - Proper	49,051,000	4,213,000	53,264,000
Eastern Samar National Comprehensive High School	60,915,000	3,777,000	64,692,000
Lalawigan National High School	18,544,000	1,293,000	19,837,000

Division of Calbayog City	314,157,000	24,776,000	338,933,000

Division Office - Proper	288,628,000	23,015,000	311,643,000
Rafael Lentejas Memorial School of Fisheries	25,529,000	1,761,000	27,290,000

Division of Catbalogan City	187,577,000	14,447,000	202,024,000

Division Office - Proper	67,879,000	7,111,000	74,990,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)	24,251,000	1,779,000	26,030,000
Samar National High School	95,447,000	5,557,000	101,004,000

Division of Eastern Samar	723,553,000	57,983,000	781,536,000

Division Office - Proper	416,458,000	34,981,000	451,439,000
Alugan National School of Craftsmanship and Handicraft Industries	14,849,000	980,000	15,829,000
Dolores National High School	61,899,000	4,621,000	66,520,000
Giporlos National Trade School	22,370,000	1,721,000	24,091,000
Guiuan National High School	32,590,000	2,178,000	34,768,000
Lawaan National School of Craftsmanship and Home Industries	20,036,000	1,532,000	21,568,000
Llorente National High School	30,521,000	2,461,000	32,982,000
MacArthur National Agricultural School	22,250,000	1,681,000	23,931,000
Matarinao School of Fisheries	10,040,000	861,000	10,901,000
Samar National Pilot Opportunity School of Agriculture	17,942,000	1,497,000	19,439,000
Southern Samar National Comprehensive High School (Balangiga NHS)	23,928,000	1,699,000	25,627,000
Sulat National High School	15,256,000	1,385,000	16,641,000
Taft National High School	35,414,000	2,386,000	37,800,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	289
DEPARTMENT OF EDUCATION

Division of Leyte	2,248,896,000	169,806,000	2,418,702,000

Division Office - Proper	1,926,420,000	150,376,000	2,076,796,000
Bato School of Fisheries	36,651,000	1,923,000	38,574,000
Burauen Comprehensive Rational High School	49,670,000	3,408,000	53,078,000
Carigara National High School	37,111,000	2,069,000	39,180,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries	25,351,000	1,606,000	26,957,000
Dulag National High School	54,051,000	3,524,000	57,575,000
Hilongos National Vocational School	57,130,000	3,506,000	60,636,000
Leyte Agro-Industrial School	33,472,000	1,512,000	34,984,000
Merida Vocational School	29,040,000	1,882,000	30,922,000

Division of Maasin City	144,682,000	11,921,000	156,603,000

Division Office - Proper	136,177,000	11,357,000	147,534,000
Maasin Vocational High School	8,505,000	564,000	9,069,000

Division of Northern Samar	1,199,789,000	87,114,000	1,286,903,000

Division Office - Proper	653,322,000	51,997,000	705,319,000
Allen National High School (Balicuatro NHS)	45,329,000	2,683,000	48,012,000
Basilio B. Chan Memorial Agricultural and Industrial School	36,533,000	2,293,000	38,826,000
Babon School for Philippine Craftsmen	29,504,000	1,699,000	31,203,000
Capul Agro-Industrial High School	23,878,000	1,547,000	25,425,000
Catarman National High School	62,110,000	4,394,000	66,504,000
Catubig Valley National High School	35,728,000	2,230,000	37,958,000
Don Juan F. Avalon National High School (San Roque NHS)	36,529,000	2,751,000	39,280,000
Eladio T. Balite Memorial School of Fisheries	34,402,000	1,925,000	36,327,000
Gala Vocational School	27,271,000	1,267,000	28,538,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AINS)	16,371,000	1,117,000	17,488,000
Mapanas Agro-Industrial Hiqh School	19,889,000	1,189,000	21,078,000
Mondragon Agro-Industrial High School	28,678,000	2,138,000	30,816,000
San Antonio Agricultural and Vocational School	17,585,000	1,157,000	18,742,000
San Isidro Agro-Industrial High School	18,990,000	990,000	19,980,000
San Jose Technical High School	31,129,000	1,917,000	33,046,000
San Roque-Pambujan Vocational High School	11,398,000	856,000	12,254,000
San Vicente School of Fisheries	8,825,000	588,000	9,413,000
Silvino Lubos Vocational High School	9,899,000	1,006,000	10,905,000
Sumuroy Agro-Industrial High School	52,419,000	3,370,000	55,789,000

Division of Ormoc City	332,085,000	24,338,000	356,423,000

Division Office - Proper	158,532,000	14,466,000	172,998,000
Ipil National High School	41,270,000	2,607,000	43,877,000
New Ormoc City National High School	132,283,000	7,265,000	139,548,000

Division of Samar	936,854,000	76,834,000	1,013,688,000

Division Office - Proper	671,004,000	59,754,000	730,758,000
Basey National High School	43,651,000	2,903,000	46,554,000
Calbiga National High School	47,944,000	3,095,000	51,039,000
Clarencio Calagas Memorial School of Fisheries	34,452,000	2,070,000	36,522,000
Hinabangan National High School (Ramis NHS)	22,060,000	1,554,000	23,614,000
Sta. Margarita National High School	19,983,000	1,210,000	21,193,000
Tarangnan National High School	21,518,000	1,367,000	22,885,000
Valeriano C. Yancha Memorial Agricultural School	24,051,000	1,352,000	25,403,000

290	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

West Coast Agricultural High School	22,037,000	1,528,000	23,565,000
Wright National High School	30,154,000	2,001,000	32,155,000

Division of Southern Leyte	574,495,000	45,610,000	620,105,000

Division Office - Proper	522,026,000	42,201,000	564,227,000
Pintuyan National Vocational High School	17,219,000	1,112,000	18,331,000
Silago National Vocational School	14,056,000	1,157,000	15,213,000
Villa Jacinta National Vocational School	21,194,000	1,140,000	22,334,000

Division of Tacloban City	411,484,000	28,712,000	440,196,000

Division Office - Proper	54,145,000	7,697,000	61,842,000
Cirilo Roy Montejo National High School (Panalaron National High School)	38,468,000	2,100,000	40,568,000
Leyte National High School	130,715,000	7,486,000	138,201,000
Marasbaras National High School	23,836,000	1,424,000	25,260,000
Sagkahan National High School	48,820,000	2,832,000	51,652,000
San Jose National High School	39,866,000	2,485,000	42,351,000
Tacloban City Night High School	14,948,000	904,000	15,852,000
Tacloban National Agricultural School	17,301,000	1,365,000	18,666,000
Tacloban National High School	43,385,000	2,419,000	45,804,000

Region IX - Zamboanga Peninsula	5,450,741,000	428,804,000	5,879,545,000

Division of Dapitan City	129,447,000	11,157,000	140,604,000

Division Office - Proper	74,560,000	7,197,000	81,757,000
Dapitan City High School	44,145,000	3,011,000	47,156,000
Ilaya National High School	10,742,000	949,000	11,691,000

Division of Dipolog City	234,524,000	17,224,000	251,748,000

Division Office - Proper	29,960,000	3,952,000	33,912,000
Alberto Q. Ubay Memorial Agro-Tech Science High School	12,859,000	940,000	13,799,000
Dipolog City National High School (Barra)	18,196,000	1,415,000	19,611,000
Galas National High School	37,774,000	2,291,000	40,065,000
Punta National High School	23,777,000	1,609,000	25,386,000
Sicayab National High School	18,813,000	1,235,000	20,048,000
Zamboanga del Norte National High School	93,145,000	5,782,000	98,927,000

Division of Isabela City	189,002,000	14,920,000	203,922,000

Division Office - Proper	64,247,000	7,377,000	71,624,000
Basilan National High School	104,893,000	6,429,000	111,322,000
Begang National High School	19,862,000	1,114,000	20,976,000

Division of Pagadian City	311,701,000	21,560,000	333,261,000

Division Office - Proper	93,536,000	8,618,000	102,154,000
Lala National High School	11,286,000	735,000	12,021,000
Napolan National High School	25,570,000	1,486,000	27,056,000
Pagadian City National Comprehensive High School	20,907,000	1,155,000	22,062,000
Pagadian City National High School (Danlugan)	19,830,000	1,234,000	21,064,000
Tawagan Sur National High School	19,105,000	1,184,000	20,289,000
Zamboanga del Sur National High School	92,479,000	5,403,000	97,882,000
Zamboanga del Sur School of Arts and Trades	28,988,000	1,745,000	30,733,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	291
DEPARTMENT OF EDUCATION

Division of Zamboanga City	1,153,574,000	85,522,000	1,239,096,000

Division Office - Proper	288,999,000	26,234,000	315,233,000
Arena Blanco National High School	33,443,000	2,296,000	35,739,000
Ayala National High School	70,773,000	5,176,000	75,949,000
Culianan National High School	42,986,000	3,033,000	46,019,000
Curuan National High School	36,595,000	3,032,000	39,627,000
Don Pablo Lorenzo Memorial High School	109,451,000	6,958,000	116,409,000
Manicahan National High School	29,259,000	2,185,000	31,444,000
Maria Clara L. Lobregat National High School (Divisoria National High School)	69,317,000	4,947,000	74,264,000
Mercedes National High School	28,656,000	2,146,000	30,802,000
Regional Science High School (Zamboanga Regional Science High School)	12,448,000	2,106,000	14,554,000
Southcom National High School	36,784,000	2,617,000	39,401,000
Talon-Talon National High School	73,362,000	5,576,000	78,938,000
Vitali National High School	28,012,000	1,966,000	29,978,000
Zamboanga City National High School (Main)	159,785,000	9,507,000	169,292,000
Zamboanga City National High School (West)	133,704,000	7,743,000	141,447,000

Division of Zamboanga del Norte	1,147,339,000	96,570,000	1,243,909,000

Division Office - Proper	547,957,000	57,410,000	605,367,000
Bacungan National High School	36,427,000	2,148,000	38,575,000
Dohinob National High School	11,873,000	770,000	12,643,000
Gutalac National High School	43,912,000	2,537,000	46,449,000
Julian Soriano Memorial Comprehensive High School	17,448,000	1,398,000	18,846,000
Katipunan National High School	46,489,000	2,911,000	49,400,000
Kipit Agro-Fishery High School	21,437,000	1,375,000	22,812,000
Langatian National High School	24,189,000	1,871,000	26,060,000
Liloy National High School	53,970,000	3,261,000	57,231,000
Manukan National High School	35,375,000	2,148,000	37,523,000
Piñan National High School	25,534,000	1,889,000	27,423,000
Polanco National High School	31,543,000	1,939,000	33,482,000
Salug National High School	28,456,000	1,862,000	30,318,000
Sergio Osmena National High School	30,197,000	1,879,000	32,076,000
Sibutad National High School	18,331,000	1,402,000	19,733,000
Sindangan National Agricultural School	38,013,000	2,724,000	40,737,000
Sindangan National High School	52,508,000	3,197,000	55,705,000
Siocon National High School	28,974,000	2,327,000	31,301,000
Tampilisan National High School	31,652,000	2,156,000	33,808,000
Ubay National High School	23,054,000	1,366,000	24,420,000

Division of Zamboanga del Sur	1,270,764,000	106,013,000	1,376,777,000

Division Office - Proper	906,791,000	83,093,000	989,884,000
Balongating National High School	13,320,000	796,000	14,116,000
Bayog National Technical-Vocational High School	36,908,000	2,113,000	39,021,000
Commonwealth National High School	31,701,000	1,351,000	33,052,000
Dimataling National High School	12,897,000	969,000	13,866,000
Dinas National High School	22,864,000	1,762,000	24,626,000
Kabatan National High School	22,103,000	1,313,000	23,416,000
Lapuyan National High School	26,050,000	2,120,000	28,170,000
Mahayag National High School	30,663,000	1,781,000	32,444,000
Molave Vocational Technical School	66,111,000	4,538,000	70,649,000
Panagaan National High School	16,853,000	871,000	17,724,000
Tambulig (Echanca) National High School	35,711,000	2,029,000	37,740,000
Takuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)	48,792,000	3,277,000	52,069,000

292	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Zamboanga Sibugay	1,014,390,000	75,838,000	1,090,228,000

Division Office - Proper	528,059,000	43,967,000	572,026,000
Alicia National High School	34,118,000	2,106,000	36,224,000
Diplahan National High School	33,819,000	1,816,000	35,635,000
Francisco Ramos National High School	35,408,000	2,182,000	37,590,000
Imelda National High School	28,077,000	2,110,000	30,187,000
Ipil National High School	25,751,000	2,027,000	27,778,000
Kabasalan National High School	35,840,000	2,309,000	38,149,000
Malangas National High School	28,352,000	1,861,000	30,213,000
Naga National High School	22,826,000	1,574,000	24,400,000
Olutanga National High School	29,684,000	1,773,000	31,457,000
Siay National High School	36,437,000	2,317,000	38,754,000
Sta. Clara National High School	17,611,000	1,181,000	18,792,000
Surabay National High School	41,125,000	2,818,000	43,943,000
Talusan National High School	13,256,000	1,034,000	14,290,000
Titay National High School	38,465,000	2,619,000	41,084,000
Tungawan National High School	31,614,000	1,938,000	33,552,000
Zamboanga Sibugay National High School (Pangi NHS)	33,948,000	2,206,000	36,154,000

Region X - Northern Mindanao	5,514,834,000	484,105,000	5,998,939,000

Division of Bukidnon	1,009,735,000	93,398,000	1,103,133,000

Division Office - Proper	897,527,000	85,518,000	983,045,000
Bukidnon National School of Home Industries	62,745,000	4,037,000	66,782,000
Manolo Fortich National High School	49,463,000	3,843,000	53,306,000

Division of Cagayan de Oro City	675,276,000	56,039,000	731,315,000

Division Office - Proper	675,276,000	56,039,000	731,315,000

Division of Camiguin	161,995,000	13,897,000	175,892,000

Division Office - Proper	138,854,000	12,312,000	151,166,000
Camiguin National High School	23,141,000	1,585,000	24,726,000

Division of El Salvador City	53,814,000	5,573,000	59,387,000

Division Office - Proper	53,814,000	5,573,000	59,387,000

Division of Gingoog City	193,002,000	17,670,000	210,672,000

Division Office - Proper	193,002,000	17,670,000	210,672,000

Division of Iligan City	428,064,000	36,179,000	464,243,000

Division Office - Proper	16,539,000	12,577,000	29,116,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)	22,332,000	1,310,000	23,642,000
Bunawan Agricultural High School	3,883,000	478,000	4,361,000
Bunawan National High School	10,441,000	570,000	11,011,000
Dalipuga National High School	26,677,000	1,800,000	28,477,000
Iligan City East National High School (Sta. Filomena)	69,741,000	3,725,000	73,466,000
Iligan City National School of Fisheries	26,446,000	1,530,000	27,976,000
Iligan City National High School	160,262,000	8,361,000	168,623,000
Maria Cristina National High School	17,967,000	1,205,000	19,172,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	293
DEPARTMENT OF EDUCATION

Rogongon Agricultural High School	5,139,000	524,000	5,663,000
Suarez National High School	17,413,000	1,352,000	18,765,000
Tomas Cabili National High School	32,901,000	1,885,000	34,786,000
Tubaran National High School	18,323,000	862,000	19,185,000
Division of Lanao del Norte	574,090,000	54,550,000	628,640,000

Division Office - Proper	369,092,000	40,050,000	409,142,000
Baloi National High School	14,358,000	1,208,000	15,566,000
Kapatagan National High School	46,538,000	3,412,000	49,950,000
Lala National High School	61,566,000	4,341,000	65,907,000
Lanao del Norte National Comprehensive High School	57,772,000	3,780,000	61,552,000
Maigo National High School	24,764,000	1,759,000	26,523,000
Division of Malaybalay City	277,733,000	24,973,000	302,706,000

Division Office - Proper	129,564,000	16,348,000	145,912,000
Bukidnon National High School	148,169,000	8,625,000	156,794,000
Division of Misamis Occidental	373,311,000	32,175,000	405,486,000

Division Office - Proper	219,705,000	22,610,000	242,315,000
Aloran Trade High School	39,216,000	2,442,000	41,658,000
Baliangao School of Fisheries	19,380,000	1,038,000	20,418,000
Clarin National High School	48,564,000	3,332,000	51,896,000
Looc National High School	46,446,000	2,753,000	49,199,000
Division of Misamis Oriental	1,119,672,000	94,663,000	1,214,335,000

Division Office - Proper	666,698,000	65,509,000	732,207,000
Alubijid National Comprehensive High School	42,775,000	2,816,000	45,591,000
Initao National Comprehensive High School	34,378,000	2,272,000	36,650,000
Laguindingan National High School	31,800,000	2,429,000	34,229,000
Libertad National High School	24,482,000	1,519,000	26,001,000
Medina National Comprehensive High School	51,177,000	3,061,000	54,238,000
Misamis Oriental General Comprehensive High School	165,278,000	9,733,000	175,011,000
Opol National Secondary Technical School	49,342,000	3,748,000	53,090,000
Salay National High School	33,982,000	2,452,000	36,434,000
Sugbongcogon National High School	19,760,000	1,124,000	20,884,000
Division of Oroquieta City	135,057,000	10,305,000	145,362,000

Division Office - Proper	60,446,000	5,242,000	65,688,000
Misamis Occidental National High School	74,611,000	5,063,000	79,674,000
Division of Ozamiz City	201,329,000	16,624,000	217,953,000

Division Office - Proper	81,514,000	8,612,000	90,126,000
Labo National High School	17,825,000	1,370,000	19,195,000
Ozamiz City National High School	63,624,000	3,885,000	67,509,000
Ozamiz City School of Arts and Trades	38,366,000	2,757,000	41,123,000
Division of Tangub City	120,935,000	11,515,000	132,450,000

Division Office - Proper	76,112,000	8,277,000	84,389,000
Tangub City National High School	44,823,000	3,238,000	48,061,000

294	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Valencia City	190,821,000	16,544,000	207,365,000

Division Office - Proper	51,731,000	9,251,000	60,982,000
Valencia National High School	139,090,000	7,293,000	146,383,000
Region XI - Davao	6,109,709,000	534,004,000	6,643,713,000

Division of Davao de Oro	1,080,759,000	94,413,000	1,175,172,000

Division Office - Proper	461,701,000	50,225,000	511,926,000
Andili National High School	16,292,000	1,328,000	17,620,000
Anibongan National High School	15,102,000	1,078,000	16,180,000
Atty. Orlando S. Rimando National High School	54,030,000	3,777,000	57,807,000
Compostela National High School	65,925,000	4,665,000	70,590,000
Gabi National High School	19,423,000	1,482,000	20,905,000
Laak National High School	45,964,000	3,360,000	49,324,000
Lorenzo S. Sarmiento, Sr. National High School	31,067,000	2,074,000	33,141,000
Mabini National High School	27,081,000	1,742,000	28,823,000
Mainit National High School	15,881,000	1,238,000	17,119,000
Manat National High School	21,728,000	1,592,000	23,320,000
Maragusan National High School	41,239,000	3,363,000	44,602,000
Monkayo National High School	58,375,000	4,182,000	62,557,000
Montevista National High School	46,575,000	2,973,000	49,548,000
Nabunturan National Comprehensive High School	74,007,000	4,524,000	78,531,000
New Bataan National High School	25,876,000	1,968,000	27,844,000
Pantukan National High School	39,761,000	3,229,000	42,990,000
Pindasan National High School	20,732,000	1,613,000	22,345,000
Division of Davao City	1,724,347,000	149,859,000	1,874,206,000

Division Office - Proper	222,195,000	45,246,000	267,441,000
A. Navarro National High School	45,921,000	3,139,000	49,060,000
Baguio National School of Arts and Trades	25,024,000	2,074,000	27,098,000
Bernardo Carpio National High School	56,207,000	3,522,000	59,729,000
Biao National High School	15,091,000	1,192,000	16,283,000
Binowang National High School	6,506,000	605,000	7,111,000
Binugao National High School	18,062,000	1,331,000	19,393,000
Cabantian National High School	42,936,000	2,820,000	45,756,000
Calinan National High School	68,586,000	4,420,000	73,006,000
Catalunan Pequeno National High School	29,017,000	2,286,000	31,303,000
Crossing Bayabas National High School	69,540,000	4,719,000	74,259,000
Dacudao National High School	13,893,000	1,229,000	15,122,000
Daniel R. Aguinaldo National High School	113,644,000	7,957,000	121,601,000
Davao City National High School	161,007,000	10,933,000	171,940,000
Don Enrique Bustamante National High School	17,826,000	1,359,000	19,185,000
Dona Carmen Denia National High School	80,869,000	5,446,000	86,315,000
Dr. Santiago Dakudao National High School	23,419,000	1,748,000	25,167,000
Erico T. Nograles National High School	24,605,000	1,826,000	26,431,000
F. Bangoy National High School	96,195,000	5,785,000	101,980,000
F. Bustamante National High School	69,946,000	5,041,000	74,987,000
Gargonio Tajo. Sr. National High School	9.869,000	850,000	10,719,000
Gov. Vicente Duterte National High School	13,193,000	996,000	14,189,000
J. V. Ferriols National High School	11,088,000	1,153,000	12,241,000
Jesus J. Soriano National High School	24,981,000	1,979,000	26,960,000
Leon Garcia, Sr. National High School	27,076,000	1,888,000	28,964,000
Los Amigos National High School	21,430,000	1,691,000	23,121,000
Lower Tamugan National High School	21,873,000	1,550,000	23,423,000
Ma-a National High School	45,849,000	3,131,000	48,980,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	295
DEPARTMENT OF EDUCATION

Mabini National High School	23,518,000	1,614,000	25,132,000
Malabog National High School	17,657,000	1,079,000	18,736,000
Marilog National High School	17,418,000	2,160,000	19,578,000
Mintal Comprehensive High School	47,475,000	3,199,000	50,674,000
Pablo Lorenzo National High School (Mandug National High School)	24,021,000	1,898,000	25,919,000
Sirib National High School	8,709,000	818,000	9,527,000
Sta. Ana National High School	131,356,000	7,567,000	138,923,000
Tagakpan National High School	13,973,000	900,000	14,873,000
Talomo National High School	31,967,000	2,044,000	34,011,000
Teofilo V. Fernandez National High School (Indangan National High School)	23,478,000	1,995,000	25,473,000
Toril National High School	8,927,000	669,000	9,596,000

Division of Davao del Norte	635,241,000	55,688,000	690,929,000

Division Office - Proper	268,378,000	29,784,000	298,162,000
Asuncion National High School	41,808,000	2,648,000	44,456,000
Cabay-angan National High School	14,463,000	1,148,000	15,611,000
Carmen National High School	45,177,000	3,285,000	48,462,000
Dujali National High School	20,327,000	1,543,000	21,870,000
Kapalong National High School	37,934,000	2,685,000	40,619,000
Kimamon National High School	22,999,000	1,627,000	24,626,000
New Corella National High School	44,183,000	3,024,000	47,207,000
Sagayen National High School	26,995,000	1,846,000	28,841,000
Sawata National High School	20,144,000	1,772,000	21,916,800
Sto. Nino National High School	18,812,000	1,137,000	19,949,000
Sto. Tomas National High School	74,021,000	5,189,000	79,210,000

Division of Davao del Sur	529,967,000	43,271,000	573,238,000

Division Office - Proper	177,102,000	18,088,000	195,190,000
Barayong National High School	23,736,000	1,802,000	25,538,000
Davao del Sur School of Fisheries	40,626,000	2,594,000	43,220,000
Federico Yap National High School (Astorga National High School)	23,286,000	1,771,000	25,057,000
Governor N. Llanos National High School	13,418,000	1,199,000	14,617,000
Hagonay National High School	40,185,000	2,715,000	42,900,000
Ihan National High School	11,974,000	1,099,000	13,073,000
Inawayan National High School	18,655,000	1,573,000	20,228,000
Marber National High School	21,035,000	1,517,000	22,552,000
Matanao National High School	52,920,000	3,399,000	56,319,000
Padada National High School	22,142,000	1,616,000	23,758,000
Sta. Cruz National High School	49,559,000	3,244,000	52,803,000
Sulop National High School	35,329,000	2,654,000	37,983,000

Division of Davao Occidental	344,399,000	36,277,000	380,676,000

Division Office - Proper	161,378,000	21,311,000	182,689,000
Alberto Olarte, Sr. National High School (Mabila National High School)	14,210,000	1,408,000	15,618,000
Basiawan National High School	16,078,000	1,209,000	17,287,000
Edna Guillermo Memorial High School	15,256.000	1,176,000	16,432,000
Heracleo Casco Memorial National High School	38,448,000	2,804,000	41,252,000
Jose Abad Santos National High School	28,136,000	2,515,000	30,651,000
Kalbay National High School	11,019,000	1,076,000	12,095,000
Mariano Peralta National High School	59,874,000	4,778,000	64,652,000

296	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Davao Oriental	597,212,000	53,319,000	650,531,000

Division Office - Proper	315,007,000	33,062,000	348,069,000
Baganga National High School	32,631,000	2,463,000	35,094,000
Caraga National High School	26,219,000	1,687,000	27,906,000
Cateel National Agricultural High School	13,734,000	996,000	14,730,000
Cateel Vocational High School	36,942,000	2,874,000	39,816,000
Lupon National Comprehensive High School	17,370,000	1,268,000	18,638,000
Lupon Vocational High School	39,670,000	2,765,000	42,435,000
Luzon National High School	17,488,000	1,519,000	19,007,000
Manuel B. Guinez Sr. National High School	39,244,000	2,746,000	41,990,000
San Isidro National High School	29,097,000	1,907,000	31,004,000
Tibanban National High School	29,810,000	2,032,000	31,842,000

Division of Digos City	228,794,000	16,635,000	245,429,000

Division Office - Proper	27,855,000	5,332,000	33,187,000
Digos City National High School (Davao del Sur National High School)	200,939,000	11,303,000	212,242,000

Division of Island Garden City of Samal	168,019,000	16,106,000	184,125,000

Division Office - Proper	102,783,000	11,213,000	113,996,000
Mambago-B National High School	16,147,000	1,376,000	17,523,000
Nieves Villarica National High School	30,482,000	2,235,000	32,717,000
Samal National High School	18,607,000	1,282,000	19,889,000

Division of Mati City	229,485,000	20,883,000	250,368,000

Division Office - Proper	96,323,000	11,583,000	107,906,000
Dawan National High School	13,727,000	844,000	14,571,000
Mati National Comprehensive High School	68,564,000	4,389,000	72,953,000
Mati School of Arts and Trades	22,357,000	1,948,000	24,305,000
Matiao National High School	28,514,000	2,119,000	30,633,000

Division of Panabo City	226,071,000	19,578,000	245,649,000

Division Office - Proper	36,679,000	5,386,000	42,065,000
A. O. Floirendo National High School	25,203,000	1,989,000	27,192,000
Don Manuel Javellana National High School	12,480,000	1,153,000	13,633,000
Panabo National High School	109,929,000	7,640,000	117,569,000
San Vicente National High School	21,526,000	1,588,000	23,114,000
Southern Davao National High School	20,254,000	1,822,000	22,076,000

Division of Tagum City	345,415,000	27,975,000	373,390,000

Division Office - Proper	17,437,000	3,570,000	21,007,000
Jose Tuazon, Jr. Memorial National High School	17,979,000	1,483,000	19,462,000
La Filipina National High School	67,565,000	4,522,000	72,087,000
Laureta National High School	23,766,000	1,868,000	25,634,000
Pipisan Maug National High School	13,363,000	979,000	14,342,000
Tagum National Trade School	45,024,000	4,413,000	49,437,000
Tagum City National Comprehensive High School (Davao National High School)	65,838,000	4,717,000	70,555,000
Tagum City National High School	94,443,000	6,423,000	100,866,000

Region XII - SOCCSKSARGEN	5,441,346,000	481,938,000	5,923,284,000

Division of Cotabato	1,550,825,000	132,064,000	1,682,889,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	306
DEPARTMENT OF EDUCATION

Division Office - Proper	893,784.000	88,266,000	982,050,000
Alamada National High School	30,144,000	2,059,000	32,203,000
Antipas National High School	26,529,000	1,874,000	28,403,000
Banisilan National High School	22,761,000	1,520,000	24,281,000
Carmen National High School	46,490,000	3,579,000	50,069,000
Dilangalen National High School	57,679,000	3,665,000	61,344,000
Greenfield National High School	23,791,000	1,436,000	25,227,000
Kabacan National High School	44,593,000	2,713,000	47,306,000
Kimagango National High School	11,184,000	857,000	12,041,000
Kisante National High School	20,395,000	1,254,000	21,649,000
Libungan National High School	25,896,000	1,892,000	27,788,000
Lika National High School	22,957,000	1,535,000	24,492,000
M’lang National High School	58,518,000	3,382,000	61,900,000
Magpet National High School	26,505,000	1,828,000	28,333,000
Makilala National High School	17,093,000	1,293,000	18,386,000
Matalam National High School, Barangay Linao, Matalam	22,978,000	1,253,000	24,231,000
Matalam National High School, Barangay Poblacion, Matalam	31,214,000	2,467,000	33,681,000
Pigcawayan National High School	52,713,000	3,149,000	55,862,000
Pikit National High School	56,518,000	3,663,000	60,181,000
President Roxas National High School	19,698,000	1,711,000	21,409,000
Tulunan National High School	39,385,000	2,668,000	42,053,000

Division of General Santos City	788,782,000	60,225,000	849,007,000

Division Office - Proper	212,154,000	21,565,000	233,719,000
Bula National School of Fisheries	28,615,000	2,088,000	30,703,000
Fatima National High School	69,523,000	4,979,000	74,502,000
General Santos City National High School	178,249,000	11,433,000	189,682,000
General Santos City National Secondary School of Arts and Trade	45,937,000	3,558,000	49,495,000
Ireneo Santiago National High School	88,381,000	4,504,000	92,885,000
Labangal National High School	41,128,000	2,919,000	44,047,000
Lagao National High School	70,949,000	4,659,000	75,608,000
New Society National High School	53,846,000	4,520,000	58,366,000

Division of Kidapawan City	247,445,000	21,103,000	268,548,000

Division Office - Proper	108,672,000	11,602,000	120,274,000
Anas National High School	14,574,000	956,000	15,530,000
Ginatilan National High School	11,895,000	1,047,000	12,942,000
Kidapawan National High School	103,929,000	6,771,000	110,700,000
Paco National High School	8,375,000	727,000	9,102,000

Division of Koronadal City	236,466,000	18,120,000	254,586,000

Division Office - Proper	20,309,000	3,075,000	23,384,000
Bacongco National High School	17,060,000	1,439,000	18,499,000
Esperanza National High School	18,010,000	1,165,000	19,175,000
Koronadal National Comprehensive High School	149,432,000	9,779,000	159,211,000
Marbel 7 National High School	16,304,000	1,385,000	17,689,000
Saravia National High School	15,351,000	1,277,000	16,628,000

Division of Sarangani	834,151,000	82,701,000	916,852,000

Division Office - Proper	484,982,000	55,902,000	540,884,000
Alabel National High School	40,567,000	2,884,000	43,451,000
Alabel National Science High School	10,907,000	2,145,000	13,052,000
Banate National High School	16,119,000	1,085,008	17,204,000

298	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Colon National High School	28,907,000	2,333,000	31,240,000
Glan Padidu National High School	17,505,000	1,200,000	18,705,000
Glan School of Arts and Trades	41,928,000	2,971,000	44,899,000
James L. Chiongbian National Trade School	27,837,000	1,858,000	29,695,000
Leonard Young, Sr. National High School	25,106,000	2,008,000	27,114,000
Lun Pandidu National High School	28,327,000	1,944,000	30,271,000
Malalag National High School	30,438,000	2,145,000	32,583,000
Malandag National High School	25,826,000	1,926,000	27,752,000
Malapatan National High School	37,530,000	2,780,000	40,310,000
Pangyan National High School	18,172,000	1,520,000	19,692,000

Division of South Cotabato	915,804,000	88,530,000	1,004,334,000

Division Office - Proper	520,041,000	61,611,000	581,652,000
Banga National High School	52,169,000	2,586,000	54,755,000
Lamian National High School	23,141,000	1,588,000	24,729,000
Lapuz National High School	12,728,000	899,000	13,627,000
Libertad National High School	54,070,000	3,848,000	57,918,000
Maltana National High School	19,587,000	1,315,000	20,902,000
Morala National High School	41,852,000	3,003,000	44,855,000
Polomolok National High School	40,219,000	2,831,000	43,050,000
Sto. Niño National School of Arts and Trades	8,813,000	697,000	9,510,000
Sto. Niño National High School	39,528,000	3,072,000	42,600,000
T’boli National High School	43,162,000	3,178,000	46,340,000
Tupi National High School	60,494,000	3,902,000	64,396,000

Division of Sultan Kudarat	745,602,000	70,192,000	815,794,000

Division Office - Proper	348,200,000	41,706,000	389,906,000
Bagumbayan National High School	24,801,000	1,601,000	26,402,000
Bai Saripinang National High School	13,425,000	975,000	14,400,000
Bambad National High School	22,844,000	1,616,000	24,460,000
Columbio National High School	19,386,000	1,429,000	20,815,000
Esperanza National High School	66,903,000	5,012,000	71,915,000
Isulan National High School	54,048,000	3,978,000	58,026,000
Kapingkong National High School	14,520,000	1,036,000	15,556,000
Laguilayan National High School	14,595,000	1,039,000	15,634,000
Lambayong National High School (Mariano Marcos National High School)	40,443,000	2,852,000	43,295,000
Lebak National High School - Lebak Legislated National High School	36,028,000	2,762,000	38,790,000
Lutayan National High School	34,214,000	2,469,000	36,683,000
President Quirino National High School	42,810,000	2,752,000	45,562,000
Telafas National High School	13,385,000	965,000	14,350,000

Division of Tacurong City	122,271,000	9,003,000	131,274,000

Division Office - Proper	35,216,000	3,570,000	38,786,000
Tacurong National High School	62,498,000	3,750,000	66,248,000
V.F. Grino National High School	24,557,000	1,683,000	26,240,000

Region XIII - CARAGA	4,236,323,000	361,497,000	4,597,820,000

Division of Agusan del Norte	433,172,000	37,722,000	470,894,000

Division Office - Proper	232,130,000	25,774,000	257,904,000
Agay National High School	28,659,000	2,077,000	30,736,000
Carnen National High School	26,095,000	1,555,000	27,650,000
Guinabsan National High School	45,956,000	1,621,000	47,577,000
Jagupit National High School	17,625,000	1,287,000	18,912,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	299

DEPARTMENT OF EDUCATION

Las Nieves National High School	16,382,000	1,397,000	17,779,000
Magallanes National High School	33,336,000	2,089,000	35,425,000
Nasipit National Vocational School	32,989,000	1,922,000	34,911,000

Division of Agusan del Sur	898,974,000	82,234,000	981,208,000

Division Office - Proper	275,192,000	39,083,000	314,275,000
Agusan del Sur National High School	85,373,000	6,199,000	91,572,000
Bunawan National High School	35,426,000	2,955,000	38,381,000
Datu Lipus Makapandong National High School	15,982,000	1,239,000	17,221,000
Del Monte National High School	26,167,000	1,909,000	28,076,000
Democrito O. Plaza Memorial High School	5,112,000	688,000	5,800,000
Esperanza National High School	35,670,000	2,089,000	37,759,000
La Paz National High School	15,477,000	1,227,000	16,704,000
Lapinigan National High School	21,733,000	1,537,000	23,270,000
Libertad National High School	12,415,000	1,034,000	13,449,000
Loreto National High School	24,250,000	1,282,000	25,532,000
Los Arcos National High School	11,377,000	818,000	12,195,000
Lucena National High School	13,225,000	893,000	14,118,000
Patin-ay High School (ASSAT)	12,568,000	1,270,000	13,838,000
Prosperidad National High School	28,582,000	2,028,000	30,610,000
Sampaguita National High School	14,370,000	1,239,000	15,609,000
San Isidro National High School	18,246,000	801,000	19,047,000
San Luis National High School	26,500,000	1,772,000	28,272,000
Sibagat National High School	30,850,000	1,846,000	32,696,000
Sta. Cruz National High School	13,821,000	1,099,000	14,920,000
Sta. Irene National High School	13,979,000	1,284,000	15,263,000
Sta. Josefa National High School	42,797,000	2,113,000	44,910,000
Sto. Tomas National High School	8,480,000	784,000	9,264,000
Talacogon National High School	28,722,000	1,550,000	30,272,000
Trento National High School	55,071,000	3,560,000	58,631,000
Veruela National High School	16,452,000	996,000	17,448,000
Zillovia National High School	11,137,000	939,000	12,076,000

Division of Bayugan City	172,242,000	13,045,000	185,287,000

Division Office - Proper	12,065,000	2,253,000	14,318,000
Bayugan National Comprehensive High School	110,168,000	7,179,000	117,347,000
Marcelina National High School	9,317,000	833,000	10,150,000
Noli National High School	19,682,000	1,325,000	21,007,000
Salvacion National High School	10,598,000	947,000	11,545,000
San Juan National High School	10,412,000	508,000	10,920,000

Division of Bislig City	159,758,000	13,503,000	173,261,000

Division Office - Proper	71,118,000	7,613,000	78,731,000
Bislig National High School	28,762,000	1,836,000	30,598,000
Lanigan National High School	6,991,000	575,000	7,566,000
Tabon M. Estrella National High School	52,887,000	3,479,000	56,366,000

Division of Butuan City	604,054,000	44,722,000	648,776,000

Division Office - Proper	148,192,000	16,763,000	164,955,000
Agusan National High School	171,830,000	10,034,000	181,864,000
Agusan Pequeno National High School	17,876,000	1,400,000	19,276,000
Aiparo National High School	11,790,000	861,000	12,651,000
Banza National High School	19,183,000	1,278,000	20,461,000
Butuan City National Comprehensive High School	9,770,000	748,000	10,518,000

300	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Butuan City School of Arts and Trades	58,385,000	3,783,000	62,168,000
Libertad National High School	52,424,000	2,798,000	55,222,000
Los Angeles National High School	15,976,000	1,041,000	17,017,000
Lumbocan National High School	12,321,000	917,000	13,238,000
San Vicente National High School	22,930,000	1,656,000	24,586,000
Taligaman National High School	43,413,000	2,063,000	45,476,000
Tungao National High School	19,964,000	1,380,000	21,344,000

Division of Cabadbaran City	83,091,000	7,427,000	90,518,000

Division Office - Proper	29,677,000	4,254,000	33,931,000
Cabadbaran City National High School	53,414,000	3,173,000	56,587,000

Division of Dinagat Island	211,092,000	19,980,000	231,072.000

Division Office - Proper	59,677,000	10,490,000	70,167,000
Albor National High School	18,896,000	1,109,000	20,005,000
Cagdianao National High School	19,361,000	1,124,000	20,485,000
Dinagat School of Fisheries	19,406,000	1,177,000	20,583,000
Don Ruben E. Ecleo, Sr. Memorial National High School	46,648,000	2,633,000	49,281,000
Liberty National High School	4,380,000	371,000	4,751,000
Loreto National High School	10,256,000	781,000	11,037,000
Ruben E. Ecleo, Sr. National High School	6,838,000	689,000	7,527,000
Tag-abaca National High School	15,640,000	913,000	16,553,000
Tubajon National High School	9,990,000	693,000	10,683,000

Division of Siargao	220,888,000	17,836,000	238,724,000

Division Office - Proper	67,630,000	8,215,000	75,845,000
Dapa National High School	45,786,000	2,698,000	48,484,000
Del Carmen National High School	14,388,000	1,148,000	15,536,000
Gen. Luna National High School	27,217,000	1,587,000	28,804,000
Pilar National High School	12,071,000	842,000	12,913,000
San Isidro National High School	9,862,000	681,000	10,543,000
Sapao National High School	11,764,000	829,000	12,593,000
Socorro National High School	32,170,000	1,836,000	34,006,000

Division of Surigao City	169,078,000	17,519,000	186,597,,000

Division Office - Proper	61,299,000	7,563,000	68,862,000
Anomar National High School	13,061,000	950,000	14,011,000
Caraga Regional Science High School	14,870,000	2,263,000	17,133,000
Ipil National High School	14,762,000	1,026,000	15,788,000
Mat-i National High School	13,808,000	1,202,000	15,010,000
Surigao City National High School (San Juan National High School)	36,066,000	3,009,000	39,075,000
Taft National High School (Surigao City - Taft National High School Annex)	15,212,000	1,506,000	16,718,000

Division of Surigao del Norte	448,092,000	34,782,000	482,874,000

Division Office - Proper	83,599,000	9,490,000	93,089,000
Alegria National High School	30,317,000	1,861,000	32,178,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)	19,699,000	1,431,000	21,130,000
Bacuag National Agro-Industrial School	10,162,000	985,000	11,147,000
Balite National High School	8,923,000	770,000	9,693,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	301

DEPARTMENT OF EDUCATION

Campo National High School	17,112,000	1,140,000	18,252,000
Claver National High School	33,631,000	2,420,000	36,051,000
Gigaquit National School of Home Industries	27,775,000	1,779,000	29,554,000
Mainit National High School	21,081,000	1,410,000	22,491,000
Masgad National High School	5,863,000	464,000	6,327,000
Matin-ao National High School	15,996,000	1,239,000	17,235,000
Placer National High School	23,993,000	1,502,000	25,495,000
San Francisco National High School	14,557,000	1,081,000	15,638,000
Surigao del Norte National High School	73,971,000	4,605,000	78,576,000
Taganaan National High School (Asa National High School)	19,957,000	1,347,000	21,304,000
Timamana National High School	9,022,000	753,000	9,775,000
Toledo S. Pantilo, Sr. Memorial National High School	16,097,000	1,153,000	17,250,000
Tubod National Comprehensive High School	16,337,000	1,352,000	17,689,000

Division of Surigao del Sur	736,204,000	65,488,000	801,692,000

Division Office - Proper	132,603,000	30,208,000	162,811,000
Adlay National High School	11,084,000	957,000	12,041,000
Anibongan National High School	8,344,000	632,000	8,976,000
Barcelona National High School	8,647,000	676,000	9,323,000
Barobo National High School	41,570,000	2,529,000	44,099,000
Cantilan National High School	24,819,000	1,973,000	26,792,000
Carmen Agricultural National High School	12,918,000	705,000	13,623,000
Carrascal National High School	18,085,000	1,316,000	19,401,000
Doña Carmen National High School	5,315,000	448,000	5,763,000
F.H. Irizari Memorial National High School	19,409,000	1,075,000	20,484,000
Felisberto Verrano National High School	19,036,000	943,000	19,979,000
Gamut National High School (Barobo)	8,244,000	736,000	8,980,000
Gamut National High School (Tago)	28,699,000	1,904,000	30,603,000
Hinatuan National Comprehensive High School	49,764,000	2,139,000	51,903,000
Lianga National Comprehensive High School	20,000,000	1,441,000	21,441,000
Lingig National High School	29,011,000	1,893,000	30,904,000
M. K Yusingco National High School (Mandus National High School)	8,674,000	722,000	9,396,000
Madrid National High School	42,977,000	2,028,000	45,005,000
Marihatag National High School	11,662,000	692,000	12,354,000
Portlamon National High School	6,343,000	522,000	6,865,000
Purisima National High School	15,319,000	1,010,000	16,329,000
Salvacion National High School	15,286,000	732,000	16,018,000
San Miguel National Comprehensive High School	55,582,000	1,960,000	57,542,000
Solomon P. Lozada National High School	8,866,000	707,000	9,573,000
St. Christine National High School	16,355,000	1,218,000	17,573,000
Sto. Niño National High School	16,999,000	1,340,000	18,339,000
Tagasaka National High School	16,167,000	778,000	16,945,000
Tagbina National High School	50,818,000	2,093,000	52,911,000
Tidman National High School	8,874,000	647,000	9,521,000
Unidad National High School	24,734,000	1,464,000	26,198,000

Division of Tandag City	99,678,000	7,239,000	106,917,000

Division Office - Proper	6,875,000	1,185,000	8,060,000
Buenavista National High School	12,778,000	1,095,000	13,873,000
Jacinto P. Elpa National High School	74,697,000	4,404,000	79,101,000
Tandag National Science High School	5,328,000	555,000	5,883,000

302	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operation of Schools - Senior High School (Grade 11 to Grade 12)	34,185,242,000	3,300,589,000	37,485,831,000

National Capital Region (NCR)	2,074,946,000	449,213,000	2,524,159,000

Central Office		280,199,000	280,199,000
Division of Caloocan	93,930,000	12,866,000	106,796,000

Division Office - Proper	93,930,000	9,214,000	103,144,000
Bagong Barrio National High School		150,000	150,000
Bagong Silang High School		150,000	150,000
Caloocan High School		1,776,000	1,776,000
Caybiga High School		150,000	150,000
M.B. Asistio. Sr. High School		183,000	183,000
M.B. Asistio, Sr. High School Unit 1		1,088,000	1,088,000
Tala High School		155,000	155,000

Division of Las Piñas	79,628,000	7,666,000	87,294,000

Division Office - Proper	79,628,000	6,079,000	85,707,000
Golden Acres National High School (Las Piñas National High School - Golden Acres Annex)		525,000	525,000
Las Piñas National High School (Main)		1,062,000	1,062,000

Division of Makati	63,499,000	6,186,000	69,685,000

Division Office - Proper	63,499,000	1,517,000	65,016,000
Benigno ‘Ninoy’ Aquino High School		792,000	792,000
Fort Bonifacio High School		1,303,000	1,303,000
Makati High School		1,320,000	1,320,000
Makati West High School (Makati Science High School)		646,000	646,000
Pitogo High School		608,000	608,000

Division of Malabon City	78,163,000	4,083,000	82,246,000

Division Office - Proper	78,163,000	1,683,000	79,846,000
Malabon National High School		762,000	762,000
Panghulo National High School		492,000	492,000
Potrero National High School		316,000	316,000
Tinajeros National High School		830,000	830,000

Division of Mandaluyong	85,772,000	10,189,000	95,961,000

Division Office - Proper	85,772,000	5,686,000	91,458,000
Andres Bonifacio Integrated School		1,179,000	1,179,000
Bonifacio Javier National High School		260,000	260,000
Eulogio Rodriguez Integrated School		517,000	517,000
Highway Hills Integrated School		785,000	785,000
Isaac Lopez Integrated School		365,000	365,000
Jose Fabella Memorial High School		365,000	365,000
Mandaluyong High School		1,032,000	1,032,000

Division of Manila	286,734,000	13,635,000	300,369,000

Division Office - Proper	286,734,000	1,819,000	288,553,000
Carlos P. Garcia High School		350,000	350,000
Cayetano Arellano High School		150,000	150,000
Claro M. Recto High School		471,000	471,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	303

DEPARTMENT OF EDUCATION

Doña Teodora Alonzo High School		405,000	405,000
Eulogio Rodriguez Vocational High School (EARIST Vocational HS)		415,000	415,000
Florentino Torres High School (Torres High School		413,000	413,000
General Emilio Aguinaldo Integrated School		150,000	150,000
I. Villamor High School		551,000	551,000
Jose Abad Santos High School		976,000	976,000
M. Araullo High School (Araullo High School)		595,000	595,000
Manila Science High School		704,000	704,000
Manuel A. Roxas High School		1,310,000	1,310,000
Manuel L. Quezon High School		415,000	415,000
Mariano Marcos Memorial High School		843,000	843,000
Pres. Sergio Osmeña, Sr. High School		910,000	910,000
Rajah Soliman Science and Technology High School		1,060,000	1,060,000
Ramon C. Avancena High School		241,000	241,000
T. Paez Integrated School		1,148,000	1,148,000
Tondo High School		434,000	434,000
Valeriano Fugoso Memorial High School		275,000	275,000

Division of Marikina	112,648,000	8,697,000	121,345,000

Division Office - Proper	112,648,000	3,365,000	116,013,000
Malanday National High School		512,000	512,000
Marikina High School		2,344,000	2,344,000
Parang High School		1,208,000	1,208,000
Sta. Elena High School		1,268,000	1,268,000

Division of Muntinlupa	88,401,000	10,995,000	99,396,000

Division Office - Proper	88,401,000	4,469,000	92,870,000
Muntinlupa National High School		6,526,000	6,526,000

Division of Navotas City	62,740,000	4,492,000	67,232,000

Division Office - Proper	62,740,000	1,472,000	64,212,000
Kaunlaran High School		1,244,000	1,244,000
San Rafael Technological and Vocational High School		438,000	438,000
San Roque National High School		1,000,000	1,000,000
Tangos National High School		338,000	338,000

Division of Parañaque	88,804,000	6,757,000	95,561,000

Division Office - Proper	88,804,000	3,002,000	91,806,000
Dr. Arcadio Santos National High School (Main)		509,000	509,000
Parañaque National High School (Main)		3,246,000	3,246,000

Division of Pasay City	95,057,000	9,685,000	104,742,000

Division Office - Proper	95,057,000	1,170,000	96,227,000
Kalayaan National High School		1,571,000	1,571,000
Pasay City East High School		1,142,000	1,142,000
Pasay City National Science High School		363,000	363,000
Pasay City North High School		573,000	573,000
Pasay City South High School		2,640,000	2,640,000
Pasay City West High School		1,704,000	1,704,000
Philippine National School for the Blind (Philippine School for the Blind)		150,000	150,000
Philippine School for the Deaf		372,000	372,000

304	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Pasig City	202,317,000	17,852,000	220,169,000

Division Office - Proper	202,317,000	7,518,000	209,835,000
Eusebio High School (Rizal High School - Rosario)		1,617,000	1,617,000
Kapitolyo High School (Rizal High School-Kapitolyo)		1,347,000	1,347,000
Rizal Experimental Station & Pilot School of Cottage Industries (RESPSCI)		494,000	494,000
Rizal High School (Main)		5,396,000	5,396,000
Santolan High School (Rizal High School-Santolan)		166,000	166,000
Sta. Lucia High School		1,314,000	1,314,000

Division of Quezon City	460,481,000	33,166,000	493,647,000

Division Office - Proper	460,481,000	7,225,000	467,706,000
Balara High School		421,000	421,000
Balingasa High School		447,000	447,000
Camp Gen. Emilio Aguinaldo High School		555,000	555,000
Carlos L. Albert High School		494,000	494,000
Commonwealth High School		2,446,000	2,446,000
Corazon C. Aquino National High School		2,543,000	2,543,000
Culiat High School		874,000	874,000
Don Alejandro Roces, Sr. Science and Technology High School		487,000	487,000
Doña Josefa Jara Martinez Vocational High School		210,000	210,000
Ernesto Rondon High School (Project 6 High School)		389,000	389,000
Eulogio Rodriguez, Jr. High School		958,000	958,000
Flora A. Ilagan High School		247,000	247,000
Holy Spirit National High School		680,000	680,000
Ismael Mathay, Sr. High School (GSIS Village High School)		1,047,000	1,047,000
Juan Sumulong High School		639,000	639,000
Judge Feliciano Belmonte, Sr. High School		1,457,000	1,457,000
Krus na Ligas High School		150,000	150,000
Lagro High School (Main)		3,922,000	3,922,000
Manuel Roxas High School		480,000	480,000
NOH School for the Crippled Children		150,000	150,000
New Era High School		303,000	303,000
North Fairview High School		1,168,000	1,168,000
Novaliches High School (Main)		1,016,000	1,016,000
Quezon City High School		938,000	938,000
Quezon City Science High School		987,000	987,000
Quirino High School		558,000	558,000
Ramon Magsaysay (Cubao) High School		783,000	783,000
San Francisco High School (Don Mariano Marcos High School)		1,592,000	1,592,000

Division of San Juan City	14,364,000	1,650,000	16,014,000

Division Office - Proper	14,364,000	1,500,000	15,864,000
San Juan National High School		150,000	150,000

Division of Taguig and Pateros	104,853,000	12,129,000	116,982,000

Division Office - Proper	104,853,000	4,207,000	109,060,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	305

DEPARTMENT OF EDUCATION

Bagumbayan National High School		1,239,000	1,239,000
Pateros National High School		626,000	626,000
Sen. Renato “Compañero” Cayetano Memorial Science and Technology High School		578,000	578,000
Signal Village National High School (Signal Village High School)		1,254,000	1,254,000
Tagnig National High School		1,602,000	1,602,000
Tipas National High School		150,000	150,000
Upper Bicutan National High School		1,197,000	1,197,000
Western Bicutan National High School		1,276,000	1,276,000

Division of Valenzuela	157,555,000	8,966,000	166,521,000

Division Office - Proper	157,555,000	3,552,000	161,107,000
Bignay National High School		556,000	556,000
Caruhatan National High School		288,000	288,000
Dalandanan National High School		347,000	347,000
General T. De Leon National High School		892,000	892,000
Lawang Bato National High School		474,000	474,000
Malinta National High School		1,450,000	1,450,000
Parada National High School		361,000	361,000
Polo National High School		150,000	150,000
Valenzuela National High School (Main)		896,000	896,000

Region I - Ilocos	2,487,421,000	212,668,000	2,700,089,000

Division of Alaminos City	51,986,000	4,735,000	56,721,000

Division Office - Proper	51,986,000	791,000	52,777,000
Alaminos National High School		2,889,000	2,889,000
Alos National High School		402,000	402,000
San Vicente National High School		296,000	296,000
Telbang National High School		357,000	357,000

Division of Batac City	21,508,000	1,969,000	23,477,000

Division Office - Proper	21,508,000	1,612,000	23,120,000
Batac National High School and Baay Bungon National High School		357,000	357,000

Division of Candon City	32,889,000	2,427,000	35,316,000

Division Office - Proper	32,889,000	750,000	33,639,000
Candon National High School		1,677,000	1,677,000

Division of Dagupan City	74,906,000	5,793,000	80,699,000

Division Office - Proper	74,906,000	1,449,000	76,355,000
Bonuan Boquig National High School		469,000	469,000
Dagupan City National High School		3,317,000	3,317,000
Judge Jose de Venecia, Sr. Technical-Vocational Secondary School		558,000	558,000

Division of Ilocos Norte	199,833,000	16,993,000	216,826,000

Division Office - Proper	199,833,000	5,399,000	205,232,000
Bacarra National Comprehensive High School		1,334,000	1,334.000
Bangui National High School		520,000	520,000
Burgos Agro-Industrial School		367,000	367,000

306	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cadaratan National High School		168,000	168,000
Caestebanan National High School		150,000	150,000
Caribquib National High School		150,000	150.000
Catagtaguen National High School		175,000	175,000
Davila National High School		250,000	250.000
Dingras National High School & Lt. Edgar Foz Memorial National High School		626,000	626.000
Dumalneg National High School		150,000	150,000
Ilocos Norte Agricultural College		843,000	843,000
Luzong National High School		318,000	318,000
Marcos National High School		578,000	578,000
Nagrebcan National High School		150,000	150,000
Nueva Era National High School		296,000	296,000
Pagsanahan National High School		173,000	173,000
Pagudpud National High School		326,000	326,000
Paoay National High School		581,000	581,000
Pasaleng National High School		191,000	191,000
Piddig National High School		454,000	454,000
Pinili National High School		564,000	564,000
San Nicolas National High School		1,185,000	1,185,000
Sarrat National High School		807,000	807,000
Solsona National High School		566,000	566,000
Sta. Rosa National High School		509,000	509,000
Wilbur C. Go National High School		163,000	163,000

Division of Ilocos Sur	236,217,000	20,468,000	256,685,000

Division Office - Proper	236,217,000	8,777,000	244,994,000
Burgos National High School		339,000	339,000
Cabugao National High School		563,000	563,000
Cervantes National High School		343,000	343,000
Lussoc National High School		487,000	487,000
Magsingal National High School		441,000	441,000
Naglaoa-an National High School		204,000	204,000
Narvacan National Central High School		2,051,000	2,051,000
San Juan National High School		904,000	904,000
Sinait National High School		1,870,000	1,870,000
Sta. Maria National High School		1,219,000	1,219,000
Suyo National High School		257,000	257,000
Tagudin National High School		2,188,000	2,188,000
Teodoro Hernaez National High School		825,000	825,000

Division of La Union	324,905,000	27,463,000	352,368,000

Division Office - Proper	324,905,000	12,607,000	337,512,000
Aringay National High School		881,000	881,000
Bacnotan National High School		1,241,000	1,241,000
Castor Z. Concepcion Memorial National High School		955,000	955,000
Damortis National High School		387,000	387,000
Don E. De Guzman Memorial National High School		1,969,000	1,969,000
Don Eufemio F. Eriguel Memorial National High School		1,170,000	1,170,000
Dona Francisca Lacsamana Viuda de Ortega Memorial National High School		1,218,000	1,218,000
Luna National High School		845,000	845,000
Naguilian National High School		1,137,000	1,137,000
President Elpidio Quirino National High School		750,000	750,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	307
DEPARTMENT OF EDUCATION

Regional Science High School, La Union		479,000	479,000
Rosario Integrated School		1,690,000	1,690,000
San Gabriel Vocational High School		434,000	434,000
Sto. Rosario National High School		326,000	326,000
Sto. Tomas National High School		677,000	677,000
Tubao National High School		697,000	697,000

Division of Laoag City	54,183,000	4,962,000	59,145,000

Division Office - Proper	54,183,000	300,000	54,483,000
Gabu National High School		255,000	255,000
Ilocos Norte College of Arts and Trades		2,106,000	2,106,000
Ilocos Norte National High School		2,104,000	2,104,000
Ilocos Norte Regional School of Fisheries		197,000	197,000

Division of Pangasinan I	692,936,000	57,905,000	750,841,000

Division Office - Proper	692,936,000	21,420,000	714,356,000
Agno National High School		703,000	703,000
Anda National High School		458,000	458,000
Balingasay National High School		310,000	310,000
Bangan Oda National High School		245,000	245,000
Bani National High School (San Jose)		338,000	338,000
Basista National High School		1,270,000	1,270,000
Bayambang National High School (Bayambang)		4,823,000	4,823,000
Binabalian National High School		449,000	449,000
Binmaley School of Fisheries (Pangasinan College of Fisheries)		664,000	664,000
Bolinao School of Fisheries		318,000	318,000
Bued National High School		332,000	332,000
Burgos National High School		608,000	608,000
Calasiao Comprehensive National High School		2,331,000	2,331,000
Dacap Norte National High School		515,000	515,000
Daniel Maramba National High School		2,265,000	2,265,000
Dulag National High School		476,000	476,000
Dumpay National High School		357,000	357,000
Eguia National High School		356,000	356,000
Enrico T. Prado National High School		434,000	434,000
Estanza National High School		336,000	336,000
Irene Rayos Ombac National High School		659,000	659,000
Labrador National High School		1,121,000	1,121,000
Lasip National High School		500,000	500,000
Macarang National High School		352,000	352,000
Malasiqui National High School		1,621,000	1,621,000
Mangatarem National High School		2,777,000	2,777,000
Mapandan National High School		1,727,000	1,727,000
Olea National High School		378,000	378,000
Pangasinan National High School		4,075,000	4,075,000
Pangasinan School of Arts and Trades		984,000	984,000
Parayao National High School		400,000	400,000
Payas National High School		362,000	362,000
Pilar National High School		363,000	363,000
Polong National High School		904,000	904,000
Salomague National High School		290,000	290,000
Sual National High School		1,287,000	1,287,000
Tococ National High School		334,000	334,000
Urbiztondo National High School		427,000	427,000
Zaragoza National High School		336,000	336,000

308	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Pangasinan II	540,388,800	47,909,000	588,297,000

Division Office - Proper	540,388,000	14,346,000	554,734,000
Amamperez Agro-Industrial High School		179,000	179,000
Angela Valdez Ramos National High School		622,000	622,000
Antonio P. Villar National High School		363,000	363,000
Arboleda National High School		492,000	492,000
Artacho National High School		280,000	280,000
Balungao National High School		703,000	703,000
Bautista National High School		1,000,000	1,000,000
Benigno V. Aldana National High School		2,209,000	2,209,000
Bobonan National High School		150,000	150,000
Cabilaoan Agro-Industrial High School		150,000	150,000
Cipriano Primicias Memorial National High School		965,000	965,000
David National High School		150,000	150,000
Don Ramon E. Costales Memorial National High School		1,659,000	1,659,000
Eastern Pangasinan Agricultural College		884,000	884,000
Guiling-Coliling National High School		321,000	321,000
Juan G. Macaraeg National High School		1,315,000	1,315,000
Laoac National High School		484,000	484,000
Lobong National High School		446,000	446,000
Luciano Millan National High School		1,218,000	1,218,000
Mabilao National High School		425,000	425,000
Manaoag National High School		2,478,000	2,478,000
Mangaldan National High School		3,562,000	3,562,000
Mataas na Paaralang Juan C. Laya		1,215,000	1,215,000
Natividad National High School		460,000	460,000
Pindangan National High School, Alcala		221,000	221,000
Rosales National High School		2,593,000	2,593,000
San Fabian National High School		1,991,000	1,991,000
San Jacinto National High School		1,360,000	1,360,000
San Nicolas East National High School		511,000	511,000
San Quintin National High School		749,000	749,000
Tayug National High School		2,217,000	2,217,000
Toboy National High School		257,000	257,000
Umingan Central National High School		1,934,000	1,934,000

Division of San Carlos City	98,182,000	7,234,000	105,416,000

Division Office - Proper	98,182,000	2,434,000	100,616,000
Abanon National High School		350,000	350,000
Pangalangan National High School		336,000	336,000
Speaker Eugenio Perez National
Agricultural High School		2,887,000	2,887,000
Tandoc National High School		529,000	529,000
Turac National High School		698,000	698,000

Division of San Fernando City	39,084,000	3,665,000	42,749,000

Division Office - Proper	39,084,000	1,068,000	40,152,000
La Union National High School		2,597,000	2,597,000

Division of Urdaneta City	77,553,000	6,971,000	84,524,000

Division Office - Proper	77,553,000	2,769,000	80,322,000
Badipa National High School		239,000	239,000
Lananpin National High School		480,000	480,000
Palina East National High School		298,000	298,000
Urdaneta National High School		3,185,000	3,185,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	309
DEPARTMENT OF EDUCATION

Division of Vigan City	42,851,000	4,174,000	47,025 000

Division Office - Proper	42,851,000	380,000	43,231,000
Ilocos Sur National High School		3,794,000	3,794,000

Cordillera Administrative Region (CAR)	622,221,000	53,036,000	675,257,000

Division of Abra	78,400,000	7,335,000	85,735,000

Division Office - Proper	78,400,000	5,388,000	83,788,000
Abra High School		724,000	724,000
Cristina B. Gonzales Memorial High School		427,000	427,000
Mataragan National Agricultural High School		150 000	150,000
Northern Abra National High School		350 000	350,000
Pilar Rural High School		296 000	296,000

Division of Apayao	49,037,000	4,652.000	53,689,000

Division Office - Proper	49,037,000	3,796,000	52,833,000
Apayao National Industrial and Agricultural High School		177,000	177,000
Conner Central National High School		150,000	150,000
Flora National High School		529,000	529,000

Division of Baguio City	75,248,000	4,903,000	80,151,000

Division Office - Proper	75,248,000	1,350,000	76,598,000
Baguio City National High School		2,079,000	2,079,000
Guisad Valley National High School		568,000	568,000
Irisan National High School		150,000	150,000
Mil-an National High School		188,000	188,000
Pines City National High School		568,000	568,000

Division of Benguet	158,562,000	13,890,000	172,452,000

Division Office - Proper	158,562,000	6,469,000	165,031,000
Alejo M. Pacalso Memorial National High School		378,000	378,000
Atok National High School		177,000	177,000
Benguet National High School		2,132,000	2,132,000
Bokod National High School		201,000	201,000
Buguias National High School		150,000	1,50,000
Governor Bado Dangwa Agro-Industrial School		446,000	446,000
Kamora National High School		230,000	230,000
Kibungan National High School		150,000	150,000
La Trinidad National High School		150,000	150,000
Lepanto National High School		530,000	530,000
Loo National High School		896,000	896,000
Mankayan National High School		498,000	498,000
Tuba National High School, Nangalisan		227,000	227,000
Tublay School of Home Industries		1,256,000	1,256,000

Division of Ifugao	69,350,000	6,298,000	75,648,000

Division Office - Proper	69,350,000	4,218,000	73,568,000
Banaue National High School		150,000	150,000
Hingyon National High School		150,000	150,000
Lawig National High School		334,000	334,000
Mayoyao National High School		150,000	150,000
Namillangan National High School		150,000	150,000
Sta. Maria National High School		1,146,000	1,146,000

310	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Kalinga	48,903,000	4,994,000	53,897,000

Division Office - Proper	48,903,000	3,782,000	52,685,000
Balbalan Agricultural and Industrial School		199,000	199,000
Pinukpuk Vocational School		438,000	438,000
Rizal National School of Arts and Trades		425,000	425,000
Tanudan Vocational School		150,000	150,000

Division of Mt. Province	78,668,000	6,150,000	84,818,000

Division Office - Proper	78,668,000	3,357,000	82,025,000
Bacarri National Trade-Agricultural School		150,000	150,000
Eastern Bontoc National Agricultural Vocational High School		184,000	184,000
Guinzadan National High School		626,000	626,000
Mt. Province General Comprehensive High School		848,000	848,000
Panabungen School of Arts, Trades and Home Industries		150,000	150,000
Paracelis National High School		150,000	150,000
Paracelis Technical and Vocational High School		212,000	212,000
Tadian School of Arts and Trades		473,000	473,000

Division of Tabuk City	64,053,000	4,814,000	68,867,000

Division Office - Proper	64,053,000	1,089,000	65,142,000
Kalinga National High School		788,000	788,000
Tabuk National High School		2,787,000	2,787,000
Tuga National High School		150,000	150,000

Region II - Cagayan Valley	1,566,209,000	131,947,000	1,698,156,000

Division of Batanes	20,758,000	1,606,000	22,364,000

Division Office - Proper	20,758,000	750,000	21,508,000
Batanes National Science High School (Batanes National High School)		555,000	555,000
Itbayat National Agricultural High School		151,000	151,000
Sabtang National School of Fisheries		150,000	150,000

Division of Cagayan	487,541,000	40,557,000	528,098,000

Division Office - Proper	487,541,000	26,622,000	514,163,000
Abulug National Rural and Vocational High School		224,005	224.000
Abulug School of Fisheries		186,000	186,000
Alcala Rural School		150,000	150,000
Allacapan Vocational High School		876,000	876,000
Amulung National High School		711,000	711,000
Aparri School of Arts and Trades		1,219,000	1,219,000
Baggao National Agricultural School		507,000	507,000
Bukig National Agricultural and Technical School		469,000	469,000
Camalaniugan High School		1,416,000	1,416,000
Claveria Rural and Vocational School		228,000	228,000
Claveria School of Arts and Trades		863,000	863,000
Enrile Vocational High School		601,000	601,000
Gattaran National Trade School		820,000	820,000
Itawes National Agriculture and Technological School		306,000	306,000
Pamplona National School of Fisheries		241,000	241,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	311
DEPARTMENT OF EDUCATION

Peñablanca National High School		882,000	882,000
Sanchez Mira School of Arts and Trades		1,047,000	1,047,000
Solana Fresh Water and Fisheries School		389,000	389,000
Sta. Ana Fishery National High School		765,000	765,000
Tuao Vocational and Technical School		428,000	428,000
Vicente D. Trinidad National High School		545,000	545,000
Western Cagayan School of Arts and Trades		1,062,000	1,062,000

Division of Cauayan City	70,053,000	5,781,000	75,834,000

Division Office - Proper	70,053,000	2,095,000	72,148,000
Cauayan City National High School		3,398,000	3,398,000
Villaluna National High School (Isabela National High School - Villaluna Annex)		288,000	288,000

Division of Ilagan City	74,917,000	6,581,000	81,498,000

Division Office - Proper	74,917,000	1,890,000	76,807,000
Ilagan West National High School		150,000	150,000
Isabela National High School		2,805,000	2 ,805,000
Isabela School of Arts and Trades		1,553,000	1,553,000
San Antonio Agricultural High School		183,000	183,000

Division of Isabela	518,756,000	43,671,000	562,427,000

Division Office - Proper	518,756,000	16,269,000	535,025,000
Addalam Region High School		150,000	150,000
Alfreda Albano National High School		489,000	489,000
Alicia National High School, Paddad		1,185,000	1,185,000
Angadanan High School		808,000	808,000
Benito Soliven National High School		502,000	502,000
Burgos National High School		228,000	228,000
Cabatuan National High School - Main		1,027,000	1,027,000
Cagasat High School		286,000	286,000
Calanigan National High School		312,000	312,000
Callang National High School - Main		545,000	545,000
Delfin Albano High School (Main)		1,469,000	1,469,000
Dibuluan National High School		226,000	226,000
Don Mariano Marcos National High School		530,000	530,000
Gamu Rural School		530,000	530,000
Isabela School of Fisheries		206,000	206,000
Jones Rural School		1,270,000	1,270,000
Lalauanan High School		308,000	308,000
Luna National High School		584,000	584,000
Mabini National High School		188,000	188,000
Muñoz National High School - Main		449,000	449,000
Naguilian National High School		910,000	910,000
Palanan National High School		586,000	586,000
Quezon National High School - Main		896,000	896,000
Quirino National High School - Main		578,000	578,000
Ramon National High School		447,000	447,000
Raniag High School		713,000	713,000
Regional Science High School (Tumauini National High School - NSEC Regional Science High School)		507,000	507,000
Reina Mercedes Vocational and Industrial School		706,000	706,000
Rizal Region National High School, Alicia, Isabela		387,000	387,000
Roxas National High School		1,405,000	1,405,000
Salinungan National High School		716,000	716,000

312	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

San Agustin National High School		290,000	290,000
San Antonio National High School, Delfin Albano		150,000	150,000
San Isidro National High School		626,000	626,000
San Jose National High School		390,000	390,000
San Mariano National High School - Main		1,485,000	1,485,000
San Mateo Vocational and Industrial School		690,000	690,000
San Pablo National High School		433,000	433,000
Sandiat National High School		175,000	175,000
Santa Maria National High School - Main		794,000	794,000
St. Paul Vocational and Industrial High School		489,000	489,000
Sto. Tomas National High School		885,000	885,000
Tumauini National High School		1,250,000	1,250,000
Ugad High School		602,000	602,000

Division of Nueva Vizcaya	178,819,000	15,606,000	194,425,000

Division Office - Proper	178,819,000	5,414,000	184,233,000
Alfonso Castañeda National High School		245,000	245,000
Aritao National High School		1,108,000	1,108,000
Bagabag National High School		630,000	630,000
Bambang National High School		1,741,000	1,741,000
Bintawan National High School		627,000	627,000
Bonfal National High School		278,000	278,000
Diadi National High School		632,000	632,000
Dupax del Sur National High School		334,000	334,000
Kasibu National Agricultural School		438,000	438,000
Lamo National High School		310,000	310,000
Nansiakan National High School		150,000	150,000
Nueva Vizcaya General Comprehensive High School		1,799,000	1,799,000
Quezon National High School		252,000	252,000
Salinas National High School		150,000	150,000
Solano High School		1,317,000	1,317,000
Uddiawan National High School		181,000	181,000

Division of Quirino	100,998,000	8,832,000	109,830,000

Division Office - Proper	100,998,000	2,625,000	103,623,000
Cabarroguis National School of Arts and Trades		884,000	884,000
Diffun National High School		1,182,000	1,182,000
Maddela Comprehensive High School		1,493,000	1,493,000
Pinaripad National High School		429,000	429,000
Quirino General High School, Main Campus		1,134,000	1,134,000
Saguday National High School		779,000	779,000
Victoria High School (Aglipay National High School - Victoria Annex)		306,000	306,000

Division of Santiago City	41,161,000	3,006,000	44,167,000

Division Office - Proper	41,161,000	708,000	41,869,000
Cabulay High School		177,000	177,000
Divisoria High School		416,000	416,000
Rizal National High School		352,000	352,000
Santiago City National High School		1,353,000	1,353,000

Division of Tuguegarao City	73,206,000	6,307,000	79,513,000

Division Office - Proper	73,206,000	800,000	74,006,000
Cagayan National High School		4,719,000	4,719,000
Gosi National High School		365,000	365,000
Linao National High School		423,000	423,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	313
DEPARTMENT OF EDUCATION

Region III - Central Luzon	3,599,282,000	296,821,000	3,896,103,000

Division of Angeles City	106,231,000	9,989,000	116,220,000

Division Office - Proper	106,231,000	3,305,000	109,536,000
Angeles City National High School		1,721,000	1,721,000
Angeles City National Trade School		1,623,000	1,623,000
Angeles City Science High School		1,026,000	1,026,000
Balibago High School		413,000	413,000
EPZA High School (resettlement school)		635,000	635,000
Francisco G. Nepomoceno Memorial High School		1,266,000	1,266,000

Division of Aurora	75,205,000	6,160,000	81,365,000

Division Office - Proper	75,205,000	2,554,000	77,759,000
Aurora National High School		203,000	203,000
Casiguran National High School		517,000	517,000
Dilasag National High School		296,000	296,000
Dingalan National High School		533,000	533,000
Ditumabo National High School		497,000	497,000
J.C. Angara Memorial National High School (Dinalungan National High School)		357,000	357,000
Lual National High School		537,000	537,000
Ma. Aurora National High School		341,000	341,000
Mucdol National High School		325,000	325,000

Division of Balanga City	60,566,000	5,955,000	66,521,000

Division Office - Proper	60,566,000		60,566,000
Bataan National High School		5,088,000	5,088,000
City of Balanga National High School		867,000	867,000

Division of Bataan	264,611,000	21,865,000	286,476,000

Division Office - Proper	264,611,000	7,358,000	271,969,000
B. Camacho National High School		898,000	898,000
Balsik National High School		270,000	270,000
Bataan School of Fisheries		597,000	597,000
E.C. Bernabe National High School - Bagac National High School, Poblacion		858,000	858,000
Hermosa National High School		1,155,000	1,155,000
Jose C. Payumo, Jr. Memorial High School (Dinalupihan National High School)		626,000	626,000
Justice Emilio Angeles Gancayco Memorial High School (Orion High School)		1,091,000	1,091,000
Lanao National High School		1,254,000	1,254,000
Limay National High School		1,862,000	1,862,000
Luakan National High School		925,000	925,000
Magsaysay Integrated School		548,000	548,000
Morong National High School		1,068,000	1,068,000
Orani National High School (resettlement school)		1,208,000	1,208,000
Pablo Roman National High School		1,100,000	1,100,000
Pagalanggang High School		491,000	491,008
Samal National High School		556,000	556,000

Division of Bulacan	572,915,000	46,641,000	619,556,000

Division Office - Proper	572,915,000	3,501,000	576,416,000
Alexis G. Santos National High School		680,000	680,000
Angat National High School		241,000	241,000

314	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Bajet-Castillo High School	219,000	219,000
Balagtas Agricultural High School	1,126,000	1,126,000
Bambang National High School (Iluminada Mendoza-Roxas)	310,000	310,000
Binagbag High School - Diosdado Macapagal High School	627,000	627,000
Binagbag National High School	296,000	296,000
Binagbag National High School Annex (DRT)	345,000	345,000
Bintog National High School (Jose J. Mariano Memorial High School)	283,000	283,000
Bunsuran National High School	1,037,000	1,037,000
Bunsuran National High School Annex (Masagana High School)	265,000	265,000
Calawitan National High School	265,000	265,000
Calawitan National High School Annex (Akle High School)	294,000	294,000
Calumpit National High School	968,000	968,000
Cambaog National High School	380,000	380,000
Catmon National High School	400,000	400,000
Dampol 1st National High School	359,000	359,000
Dampol 2nd National High School	418,000	418,000
Dampol 2nd National High School Annex (Sta. Lucia)	624,000	624,000
Dampol 2nd National High School Annex (Sta. Peregrina)	737,000	737,000
Doña Candelaria Duque Meneses High School	325,000	325,000
F. F. Halili National Agricultural School	1,006,000	1,006,000
F. G. Bernardino Memorial Trade School	3,489,000	3,489,000
Felizardo C. Lipana Memorial High School (Sta. Rita High School)	491,000	491,000
Frances High School	204,000	204,000
Guiguinto National Vocational High School	2,627,000	2,627,000
Iba National High School	732,000	732,000
Jaime J. Vistan High School	150,000	150,000
John J. Russel Memorial High School (Sibul National High School)	708,000	708,000
Lolomboy National High School	615,000	615,000
Maguinao Cruz Na Daan National High School (Carlos F. Gonzales High School)	2,175,000	2,175,000
Maronquillo National High School	150,000	150,000
Mayor Ramon Trillana Memorial High School (Iba National High School - Hagonoy High School)	761,000	761,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - San Pedro	1,027,000	1,027,000
Mayor Ramon Trillana Memorial High School (Iba National High School) - Sta. Monica	515,000	515,000
Minuyan National High School	476,000	476,000
Norzagaray National High School	1,086,000	1,086,000
Obando School of Fisheries	150,000	150,000
Parada National High School	420,000	420,000
Partida High School	338,000	338,000
Prenza National High School	1,962,000	1,962,000
Pulong Buhangin National High School	1,455,000	1,455,000
Salapungan National High School	339,000	339,000
San Francisco Xavier High School	270,000	270,000
San Ildefonso National High School	1,425,000	1,425,000
San Marcos National High School Annex (Caniogan High School)	206,000	206,000
San Miguel National High School	4,634,000	4,634,000
San Rafael National Trade School	843,000	843,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	315
DEPARTMENT OF EDUCATION

San Roque National High School (Kapitangan National High School Annex - San Roque)		569,000	569,000
Sta. Maria National High School (Sta. Maria Agro-Industrial High School)		698,000	698,000
Sto. Niño High School		150,000	150,000
Sullivan National High School		239,000	239,000
Taal High School		854,000	854,000
Taliptip National High School		341,000	341,000
Tiaong National High School		175,000	175,000
Tibagan National High School		665,000	665,000
Vedasto R. Santiago High School		996,000	996,000

Division of Cabanatuan City	54,529,000	5,432,000	59,961,000

Division Office - Proper	54,529,000	508,000	55,037,000
Camp Tinio National High School		930,000	930,000
Cesar E. Vergara Memorial High School		298,000	298,000
Eastern Cabu National High School		247,000	247,000
Honorato C. Perez, Sr. Memorial Science High School (Cabanatuan City Science High School)		974,000	974,000
Marciano del Rosario National High School		826,000	826,000
Mayapyap National High School		874,000	874,000
San Josef National High School		775,000	775,000

Division of Gapan City	56,651,000	4,836,000	61,487,000

Division Office - Proper	56,651,000	561,000	57,212,000
Juan R. Liwag Memorial National High School		2,772,000	2,772,000
Pambuan National High School		170,000	170,000
San Nicolas High School		199,000	199,000
San Roque National High School		655,000	655,000
Sta. Cruz National High School		479,000	479,000

Division of Mabalacat City	46,275,000	3,215,000	49,490,000

Division Office - Proper	46,275,000	1,995,000	48,270,000
Dolores National High School, Magalang (Madapdap Resettlement High School)		652,000	652,000
Mabalacat National High School		568,000	568,000

Division of Malolos City	54,278,000	5,612,000	59,890,000

Division Office - Proper	54,278,000	1,169,000	55,447,000
Bulihan National High School		150,000	150,000
Malolos Marine Fishery School and Laboratory		484,000	484,000
Marcelo H. Del Pilar National High School		3,809,000	3,809,000

Division of Meycauayan City	30,751,000	2,193,000	32,944,000

Division Office - Proper	30,751,000	1,005,000	31,756,000
Meycauayan National High School		1,188,000	1,188,000

Division of Muñoz Science City	49,776,000	3,949,000	53,725,000

Division Office - Proper	49,776,000	331,000	50,107,000
Muñoz National High School		2,996,000	2,996,000
Muñoz National High School Annex		622,000	622,000

316	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Nueva Ecija	625,590,000	49,980,000	675,570,000

Division Office - Proper	625,590,000	9,633,000	635,223,000
Agbanawag National High School		199,000	199,000
Aliaga National High School		1,438,000	1,438,000
Bartolone Sangalang National High School		1,643,000	1,643,000
Bicos National High School		203,000	203,000
Bongabon National High School		2,261,000	2,261,000
Cabiao National High School		2,440,000	2,440,000
Cabucbucan National High School		153,000	153,000
Calaba National High School		206,000	206,000
Canaan East National High School		230,000	230,000
Carmen National High School		327,000	327,000
Carranglan National High School		410,000	410,000
Cuyapo National High School		852,000	852,000
Digdig High School		215,000	215,000
Doña Juana Chioco National High School		1,340,000	1,340,000
Dr. Jose Lapuz Salonga High School (San Mariano National High School Annex)		376,000	376,000
Dr. Ramon de Santos National High School		940,000	940,000
Eduardo Joson Memorial High School		1,031,000	1,031,000
Exequiel R. Lina National High School		726,000	726,000
Gabaldon Vocational Agricultural High School		639,000	639,000
Galvan High School		377,000	377,000
Gen. Mamerto Natividad National High School (Talabutab National High School Annex I)		602,000	602,000
General Luna National High School		215,000	215,000
General Tinio National High School		1,309,000	1,309,000
Hilario E. Hermosa Memorial High School		425,000	425,000
Jorge M. Padilla National High School		186,000	186,000
Julia Ortiz Luis National High School		1,037,000	1,037,000
Lino Bernardo High School (Bago National High School)		380,000	380,000
Macabaclay National High School		326,000	326,000
Magpapalayok National High School		209,000	209,000
Maligaya National High School		327,000	327,000
Mallorca National High School		511,000	511,000
Nueva Ecija National High School		2,270,000	2,270,000
Palayan City National High School		1,653,000	1,653,000
Pantabangan High School		357,000	357,000
Peñaranda National High School		1,066,000	1,066,000
Putlod - San Jose National High School		471,000	471,000
Putlod - San Jose National High School Annex		281,000	281,000
Restituto B. Peria High School (Bibiclat National High School)		311,000	311,000
Ricardo Dizon Canlas Agricultural School		303,000	303,000
Rio-Chico National High School		325,000	325,000
Rizal National High School		1,266,000	1,266,000
San Anton National High School		209,000	209,000
San Francisco National High School		436,000	436,000
San Mariano National High School (San Francisco High School Annex)		428,000	428,000
San Ricardo National High School		1,060,000	1,060,000
Sibul National High School		370,000	370,000
Sta. Rita National High School		150,000	150,000
Sta. Rosa High School		604,000	604,000
Sto. Domingo National Trade School		1,403,000	1,403,000
Sto. Rosario National High School, Sta. Rosa		248,000	248,000
Talavera National High School		2,360,000	2,360,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	317
DEPARTMENT OF EDUCATION

Talugtug National High School (Osmeña-Roxas National High School)		588,000	588,000
Teodoro A. Dionisio National High School		250,000	250,000
Triala National High School		306,000	306,000
V. R. Bumanlag High School (Sto. Tomas National High School)		261,000	261,000
Vaca Valley National High School		285,000	285,000
Zaragoza National High School		1,553,000	1,553,500

Division of Olongapo City	56,943,000	4,398,000	61,341,000

Division Office - Proper	56,943,000	2,545,000	59,488,000
Kalalake National High School		400,000	400,000
New Cabalan National High School		1,004,000	1,004,000
Regional Science High School		449,000	449,000

Division of Pampanga	563,420,000	44,680,000	608,100,000

Division Office - Proper	563,420,000	10,176,000	573,596,000
Anao National High School		263,000	263,000
Andres M. Luciano High School		298,000	298,000
Apalit High School		451,000	451,000
Arayat National High School		158,000	158,000
Bahay Pare National High School		777,000	777,000
Balitucan National High School		525,000	525,000
Balucuc National High School		408,000	408,000
Basa Air Base National High School		949,000	949,000
Becuran National High School		845,000	845,000
Betis National High School		370,000	370,000
Caduang Tete National High School		792,000	792,000
Camba National High School		968,000	968,000
Cansinala National High School		259,000	259,000
De La Paz Libutad National High School		227,000	227,000
Diosdado Macapagal High School		714,000	714,000
Dolores National High School, Magalang		150,000	150,000
Emigdio A. Bondoc High School, San Luis		507,000	507,000
Floridablanca National Agricultural School		714,000	714,000
Guillermo D. Mendoza National High School		280,000	280,000
Gutad National High School		474,000	474,000
Gutad National High School - Floridablanca Integrated School		898,000	898,000
Justino Sevilla High School (Mangga-Cacutud National High School)		1,648,000	1,648,000
Lubao Vocational High School		1,062,000	1,062,000
Malino National High School		280,000	280,000
Mexico National High School		441,000	441,000
Natividad National High School		398,000	398,000
Natividad National High School - Pulungmasle National High School Annex (Pulungmasle National High School)		357,000	357,000
Pagyuruan National High School (Paguiruan High School)		196,000	196,000
Pandacaque Resettlement School (D.J. Gonzales National High School)		1,358,000	1,358,000
Pasig National High School		1,206,000	1,206,000
Porac Model Community High School (resettlement school)		1,077,000	1,077,000
Porac National High School		578,000	578,000
Potrero National High School		710,000	710,000
Pulong Santol National High School		1,029,000	1,029,000

318	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Pulong Santol National High School - Porac High School - Sta. Cruz Annex 2		489,000	489,000
Remedios National High School		331,000	331,000
Salapungan National High School		462,000	462,000
San Isidro National High School, San Luis		329,000	329,000
San Isidro National High School, Sta. Ana		150,000	150,000
San Juan National High School, Mexico		1,480,000	1,480,000
San Juan-San Luis National High School Annex (San Carlos)		505,000	505,000
San Matias National High School		1,524,000	1,524,000
San Pablo 2nd National High School		788,000	788,000
San Pedro National High School		259,000	259,000
San Roque Dau National High School		695,000	695,000
San Vicente National High School		788,000	788,000
San Vicente Pilot School for Philippine Craftsmen		372,000	372,000
San Vicente-San Francisco National High School		511,000	511,000
Sta. Ana National High School		405,000	405,000
Sta. Cruz Integrated School		458,000	458,000
Sta. Lucia National High School, Masantol		833,000	833,000
Sta. Maria National High School, Minalin		672,000	672,000
Sta. Maria National High School, Macabebe		484,000	484,000
Sto. Rosario National High School		571,000	571,000
Sto. Tomas National High School, Sasmuan		374,000	374,000
Tinajero National High School - Sta. Lucia High School Annex		657,000	657,000

Division of San Fernanda City	85,817,000	7,925,000	93,742,000

Division Office - Proper	85,817,000	3,291,000	89,108,000
Pampanga National High School		4,216,000	4,216,000
Sindalan National High School		418,000	418,000

Division of San Jose City	41,744,000	4,278,000	46,022,000

Division Office - Proper	41,744,000	1,001,000	42,745,000
Constancio Padilla National High School		3,277,000	3,277,000

Division of San Jose del Monte City	118,446,000	8,336,000	126,782,000

Division Office - Proper	118,446,000	2,115,000	120,561,000
Graceville National High School		190,000	190,000
Minuyan National High School		285,000	285,000
Paradise Farm National High School		765,000	765,000
San Jose del Monte National High School		781,000	781,000
San Jose del Monte National Trade School		854,000	854,000
San Martin National High School (San Martin High School)		697,000	697,000
Sapang Palay National High School		2,441,000	2,441,000
Towerville High School		208,000	208,000

Division of Tarlac	473,509,000	39,063,000	512,572,000

Division Office - Proper	473,509,000	10,496,000	484,005,000
Anao National High School		382,000	382,000
Balaoang National High School		252,000	252,000
Benigno S. Aquino National High School		3,697,000	3,697,000
Bilad High School (resettlement school)		502,000	502,000
Caluluan National High School		699,000	699,000
Camiling School of Home Industries		352,000	352,000
Corazon C. Aquino High School		1,611,000	1,611,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	319
DEPARTMENT OF EDUCATION

Dapdap High School (resettlement school)		1,557,000	1,557,000
Eduardo Cojuangco National Vocational High School (Tarlac National Vocational High School)		783,000	783,000
Estipona National High School		389,000	389,000
Guevarra National High School		695,000	695,000
La Paz National High School		1,193,000	1,193,000
Mababanaba National High School		611,000	611,000
Marawi National High School		362,000	362,000
Naubalan National High School		272,000	272,000
O’Donnel High School (resettlement school)		1,819,000	1,819,000
O’Donnel National High School		438,000	438,000
Padapada National High School		713,000	713,000
Ramos National High School		788,000	788,000
San Felipe National High School		467,000	467,000
San Julian-Sta. Maria National High School		193,000	193,000
San Pedro National High School		382,000	382,000
San Roque National High School		1,340,000	1,340,000
Sto. Domingo National High School (Capas High School)		2,591,000	2,591,000
Tarlac National High School		4,151,000	4,151,000
Victoria National High School		1,918,000	1,918,000
Villa Aglipay National High School		410,000	410,000

Division of Tarlac City	64,752,000	4,648,000	69,400,000

Division Office - Proper	64,752,000	2,104,000	66,856,000
Alvindia-Aguso National High School		227,000	227,000
Amucao National High School		257,000	257,000
Central Azucarera De Tarlac National High School		407,000	407,000
Maliwalo National High School		993,000	993,000
San Manuel National High School		660,000	660,000

Division of Zambales	197,273,000	17,666,000	214,939,000

Division Office - Proper	197,273,000	4,325,000	201,598,000
Amungan National High School		370,000	370,000
Bani National High School		150,000	150,000
Bani National High School Annex		228,000	228,000
Botolan National High School		431,000	431,000
Cabangan National High School		524,000	524,000
Candelaria School of Fisheries		227,000	227,000
Castillejos National High School		1,225,000	1,225,000
Guisguis National High School		326,000	326,000
Jesus F. Magsaysay Tech. Voc. High School - Jesus F. Magsaysay High School		367,000	367,000
La Paz National High School		248,000	248,000
Lauis National High School Annex - Pambian High School		398,000	398,000
Lauis National High School		150,000	150,000
Locloc National High School		329,000	329,000
Maloma National High School		159,000	159,000
Mena Memorial High School (Sta. Cruz South High School)		150,000	150,000
Mena Memorial National High School (Bolitoc National High School)		150,000	150,000
New Taugtog National High School		171,000	171,000
Panan National High School		150,000	150,000
Rofulo N. Landa Memorial High School (Salaza National High School)		458,000	458,000
San Agustin High School		184,000	184,000

320	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

San Guillermo National High School	876,000		876,000
San Miguel National High School		329,000	329,000
San Miguel National High School - Jesus F. Magsaysay High School		433,000	433,000
San Rafael Technical Vocational High School (Maloma National High School - San Rafael High School)		191,000	191,000
Sta. Cruz National High School		230,000	230,000
Sta. Cruz National High School - Lipay High School		484,000	484,000
Subic National High School		2,222,000	2,222,000
Zaabales National High School		2,020,000	2,020,000
Zaabales National High School - Diosdado F. Magsaysay High School Annex		161,000	161,000

Region IVA - CALABARZON	3,651,222,000	317,892,000	3,969,114,000

Division of Antipolo City	166,307,000	11,256,000	177,563,000

Division Office - Proper	166,307,000	5,371,000	171.678,000
Marcelino M. Santos National High School		469,000	469,000
Maximo L. Gatlabayan Memorial National High School		668,000	668,000
Mayamot National High School		2,183,000	2,183,000
San Isidro National High School		794,000	794,000
San Jose National High School		1,109,000	1,109,000
San Rogue National High School		662,000	662,000

Division of Bacoor City	54,975,000	5,982,000	60,957,000

Division Office - Proper	54,975,000	5,982,000	60,957,000

Division of Batangas	640,481,000	62,171,000	702,652,000

Division Office - Proper	640,481,000	45,141,000	685,622,000
Anselao A. Sandoval Memorial National High School		1,781,000	1,781,000
Bauan National Agricultural and Vocational High School		531,000	531,000
Bauan Technical High School		2,974,000	2,974,000
Baybayin National High School		884,000	884,000
Buhay na Sapa National High School		843,000	843,000
Dagatan National High School		925,000	925,000
Dr. Juan A. Pastor Memorial National High School (Talaibon National High School)		1,888,000	1.888,000
Laiya National High School		925,000	925,000
Padre Garcia National High School		1,621,000	1,621,000
Palahanan National High School		965,000	965,000
Pansol National High School		378,000	378,000
Rosario National High School		724,000	724,000
Sico 1.0 National High School		478,000	478,000
Sta. Clara National High School		203,000	203,000
Sta. Teresita National High School		504,000	504,000
Taysan National High School		1,090,000	1,090,000
Tipas National High School		316,000	316,000

Division of Batangas City	76,217,000	6,266,000	82,483,000

Division Office - Proper	76,217,000	4,915,000	81,132,000
Balete National High School		273,000	273,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	321
DEPARTMENT OF EDUCATION

Banaba National High School		150,000	150,000
Paharang National High School		212,000	212,000
Pinamucan National High School		372,000	372,000
Tabangao National High School		344,000	344,000

Division of Biñan City	77,910,000	7,700,000	85,610,000

Division Office - Proper	77,910,000	4,873,000	82,783,000
Biñan National High School - Main		2,511,000	2,511,000
St. Francis National High School		316,000	316,000

Division of Cabuyao City	29,706,000	3,036,000	32,742,000

Division Office - Proper	29,706,000	1,560,000	31,266,000
Bigaa National High School		235,000	235,000
Cabuyao National High School		538,000	538,000
Southville I National High School		703,000	703,000

Division of Calamba City	96,584,000	8,745,000	105,329,000

Division Office - Proper	96,584,000	2,170,000	98,754,000
Calamba Bayside Integrated School		713,000	713,000
Calamba Integrated School		408,000	408,000
Camp Vicente Lim Integrated School		1,485,000	1,485,000
Kapayapaan National High School		1,516,000	1,516,000
Looc National High School		505,000	505,000
Makiling Integrated School		724,000	724,000
Palo Alto Integrated School		492,000	492,000
Punta Integrated School		732,000	732,000

Division of Cavite	430,175,000	37,699,000	467,874,000

Division Office - Proper	430,175,000	8,035,000	438,210,000
Alfonso National High School		296,000	296,000
Amadeo National High School		966,000	966,000
Amaya School of Hone Industries		2,392,000	2,392,000
Bagbag National High School (Ligtong National High School)		177,000	177,000
Bendita National High School		382,000	382,000
Bucal National High School		1,026,000	1,026,000
Bulihan National High School		1,913,000	1,913,000
Cavite National Science High School		566,000	566,000
Emiliano Tria Tirona Memorial National High School		1,608,000	1,608,000
F.P. Tolentino Memorial High School		354,000	354,000
Francisco Osorio National High School		270,000	270,000
Gen. E. Aguinaldo National High School (Bailen)		458,000	458,000
Gen. Mariano Alvarez Technical High School		3,774,000	3,774 000
Gen. Vito Belarmino National High School		849,000	849,000
Kaytitinga National High School		273,000	273,000
Lucsuhin National High School		762,000	762,000
Lumampong National High School		204,000	204,000
Lumil National High School		538,000	538,000
Munting Ilog National High School		596,000	596,000
Naic National High School		1,735,000	1,735,000
San Jose Community High School		664,000	664,000
Tagaytay City National High School		558,000	558,000
Tagaytay City National Science High School		2,214,000	2,214,000
Tanza National Comprehensive High School		3,039,000	3,039,000
Tanza National Trade School		3,270,000	3,270,000

322	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Ternate National High School		507,000	507,000
Ternate West National High School		273,000	273,000

Division of Cavite City	37,105,000	3,590,000	40,695,000

Division Office - Proper	37,105,000		37,105,000
Cavite National High School		2,599,000	2,599,000
Sangley Point National High School		991,000	991,000

Division of Dasmariñas City	119,306,000	11,882,000	131,188,000

Division Office - Proper	119,306,000	6,140,000	125,446,000
Congressional Integrated High School		1,719,000	1,719,000
Dasmariñas East Integrated High School		925,000	925,000
Dasmariñas Integrated High School		3,098,000	3,098,000

Division of General Trias City	32,827,000	3,911,000	36,738,000

Division Office - Proper	32,827,000	3,911,000	36,738,000

Division of Imus City	62,593,000	4,358,000	66,951,000

Division Office - Proper	62,593,000	4,358,000	66,951,000

Division of Laguna	367,151,000	32,360,000	399,511,000

Division Office - Proper	367,151,000	18,967,000	386,118,000
Alaminos National High School		683,000	683,000
Balian National High School		1,155,000	1,155,000
Cristobal S. Conducto Memorial National High School		781,000	781,000
Famy National High School		838,000	838,000
Kabulusan National High School		502,000	502,000
Mabitac National High School		292,000	292,000
Masaya National High School		347,000	347,000
Nicolas L. Galvez Memorial National High School		611,000	611,000
Pagsanjan National High School		434,000	434,000
Plaridel National High School		1,146,000	1,146,000
San Francisco National High School		179,000	179,000
San Pedro Relocation Center National High School - Main Campus		2,150,000	2,150,000
Siniloan National High School		1,605,000	1,605,000
Sta. Catalina National High School		1,009,000	1,009,000
Sta. Maria National High School		1,093,000	1,093,000
Talangan National High School		568,000	568,000

Division of Lipa City	66,518,000	6,291,000	72,809,000

Division Office - Proper	66,518,000	2,052,000	68,570,000
Bolbok National High School		370,000	370,000
Bugtongnapulo Integrated National High School		150,000	150,000
Bulacnin Integrated National High School		150,000	150,000
Fernando Air Base Integrated National High School		779,000	779,000
Inosloban-Marawov Integrated National High School		765,000	765,000
Lodlod Integrated National High School		186,000	186,000
Lumbang Integrated National High School		235,000	235,000
Pinagkanitan National High School		321,000	321,000
Pinagtongulan National High School		535,000	535,000
San Celestino Integrated National High School		513,000	513,000
San Isidro Integrated National High School		235,000	235,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	323
DEPARTMENT OF EDUCATION

Division of Lucena City	39,373,000	2,387,000	41,760,000

Division Office - Proper	39,373,000	380,000	39,753,000
Cotta National High School		308,000	308,000
Gulang-Gulang National High School		316,000	316,000
Lucena City National High School		743,000	743,000
Lucena Dalahican National High School		640,000	640,000

Division of Quezon	749,355,000	60,333,000	809,688,000

Division Office - Proper	749,355,000	19,384,000	768,739,000
Abuyon National High School		482,000	482,000
Alabat Island National High School		1,062,000	1,062,000
Amontay National High School		378,000	378,000
Atimonan National Comprehensive High School		640,000	640,000
Binulasan Integrated School		456,000	456,000
Bondoc Peninsula Agricultural High School		984,000	984,000
Buenavista National High School		775,000	775,000
Bukal Sur National High School		177,000	177,000
Burdeos National High School		545,000	545,000
Cabay National High School		247,000	247,000
Calauag National High School		987,000	987,000
Camflora National High School		963,000	963,000
Canda National High School		278,000	278,000
Concepcion National High School		183,000	183,000
Dagatan National High School		413,000	413,000
Dolores Macasaet National High School		512,000	512,000
Dr. Maria D. Pastrana High School (Mauban National High School)		1,615,000	1,615,000
Dr. Panfilo Castro National High School		316,000	316,000
Elias A. Salvador National High School		575,000	575,000
Godofredo M. Tan Memorial School of Arts and Trades		989,000	989,000
Guinayangan National High School		935,000	935,000
Gumaca National High School		2,456,000	2,456,000
Hondagua National High School		362,000	362,000
Infanta National High School		2,228,000	2,228,000
Lamon Bay School of Fisheries		259,000	259,000
Libo National High School		224,000	224,000
Lopez National Comprehensive High School		2,601,000	2,601,000
Lusacan National High School		838,000	838,000
Lutucan National High School		1,688,000	1,688,000
Magallanes National High School		277,000	277,000
Manuel S. Enverga Memorial School of Arts and Trades		781,000	781,000
Marcial B. Villanueva National High School		677,000	677,000
Olongtao National High School		801,000	801,000
Paaralang Sekundarya ng Heneral Nakar		566,000	566,000
Paaralang Sekundarya ng Lukban		1,179,000	1,179,000
Pagbilao Grande Island National High School		305,000	305,000
Pagbilao National High School		479,000	479,000
Pagsangahan National High School		305,000	305,000
Paiisa National High School		385,000	385,000
Patnanungan National High School		369,000	369,000
Perez National High School		359,000	359,000
Polillo National High School		781,000	781,000
Quezon National High School		492,000	492,000
Recto Memorial National High School		2,186,000	2,186,000
San Antonio National High School		372,000	372,000
San Isidro National High School, Catanauan		434,000	434,000

324	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

San Isidro National High School, General Luna		479,000	479,000
Silangang Malicboy National High School		344,000	344,000
Sta. Catalina National High School		1,077,000	1,077,000
Sto. Domingo National High School		673,000	673,000
Tagkawayan National High School		1,040,000	1,040,000
Talipan National High School		626,000	626,000
Tongohin National High School		502,000	502,000
Ungos National High School		449,000	449,000
Unisan National High School		843,000	843,000

Division of Rizal	430,652,000	35,610,000	466,262,000

Division Office - Proper	430,652,000	18,228,000	448,880,000
Abuyod National High School		369,000	369,000
Angono National High School		2,415,000	2,415,000
Antonio C. Esguerra Memorial National High School		197,000	197,000
Bagumbong National High School		239,000	239,000
Bayngo National High School		245,000	245,000
Carlos “Botong” Francisco Memorial National High School		395,000	395,000
Catalino D. Salazar National High School		513,000	513,000
Don Jose Ynares Memorial National High School		897,000	897,000
Janosa National High School		421,000	421,000
Malaya National High School		345,000	345,000
Margarito Duavit Memorial National High School (Vicente Madrigal - Pilapila Extension)		785,000	785,000
Morong National High School		3,007,000	3,007,000
Pantay National High School (Teresa National High School - Pantay Annex)		515,000	515,000
Pililla National High School		632 ,000	632,000
Quisao National High School		370,000	370,000
Rizal National Science High School		703,000	703,000
Sampaloc National High School		989,000	989,000
San Guillermo National High School		150,000	150,000
Silangan National High School		887,000	887,000
Teresa National High School		945,000	945,000
Vicente Madrigal National High School		2,363,000	2,363,000

Division of San Pablo City	48,131,000	5,292,000	53,423,000

Division Office - Proper	48,131,000	4,140,000	52,271,000
Col. Lauro D. Dizon Memorial National High School (San Pablo City National High School Annex)		150,000	150,000
San Bartolone National High School		150,000	150,000
San Cristobal National High School		150,000	150,000
San Pablo City National High School		150,000	150,000
San Vicente National High School (San Pablo City National High School - San Vicente Extension)		150,000	150,000
Santisimo Rosario National High School		402,000	402,000

Division of Sta. Rosa City	61,938,000	4,566,000	66,504,000

Division Office - Proper	61,938,000	2,624,000	64,562,000
Aplaya National High School		458,000	458,000
Balibago National High School		219,000	219,000
Sta. Rosa Science and Technology High School		683,000	683,000
Sto. Domingo National High School		582,000	582,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	325
DEPARTMENT OF EDUCATION

Division of Tanauan City	38,256,000	1,239,000	39,495,000

Division Office - Proper	38,256,000	150,000	38,406,000
Pantay National High School		153,000	153,000
Tanauan City National High School		648,000	648,000
Tanauan School of Fisheries		288,000	288,000

Division of Tayabas City	25,662,000	3,218,000	28,880,000

Division Office - Proper	25,662,000	1,446,000	27,108,000
Luis Palad National High School		1,772,000	1,772,000

Region IVB - MIMAROPA	1,367,158,000	123,434,000	1,490,592,000

Division of Calapan City	52,991,000	5,475,000	58,466,000

Division Office - Proper	52,991,000	725,000	53,716,000
Canubing I National High School		378,000	378,000
Community Vocational High School		312,000	312,000
Managpi National High School		281,000	281,000
Oriental Mindoro National High School		3,524,000	3,524,000
Pedro V. Panaligan Memorial National High School (Jose J. Leido, Jr. Memorial NHS - Comunal Annex)		255,000	255,000

Division of Marinduque	111,852,000	10,239,000	122,091,000

Division Office - Proper	111,852,000	5,585,000	117,437,000
Bangbang National High School		272,000	272,000
Bognuyan National High School		370,000	370,000
Buenavista National High School		527,000	527,000
Landy National High School		686,000	686,000
Makapuyat National High School		741,000	741,000
Marinduque National High School		2,058,000	2,058,000

Division of Occidental Mindoro	185,786,000	17,257,000	203,043,000

Division Office - Proper	185,786,000	2,685,000	188,471,000
Abra de Ilog National High School		626,000	626,000
Calintaan National High School		644,000	644,000
Central National High School (San Jose National High School Annex)		531,000	531,000
Iling National High School		412,000	412,000
Ligaya National High School		383,000	383,000
Looc National School of Fisheries		226,000	226,000
Lubang Integrated School		617,000	617,000
Lubang Vocational High School		243,000	243,000
Magsaysay National High School		1,450,000	1,450,000
Occidental Mindoro National High School		2,247,000	2,247,000
Paluan National High School		389,000	389,000
Pedro T. Mendiola, Sr. Memorial National High School (Mina de Oro National High School)		1,095,000	1,095,000
Rizal National High School		1,084,000	1,084,000
Sablayan National Comprehensive High School		1,926,000	1,926,000
San Jose National Agricultural and Industrial High School		511,000	511,000
San Jose National High School		1,113,000	1,113,000
San Vicente National High School		272,000	272,000
Sta. Cruz National High School		803,000	803,000

326	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Oriental Mindoro	295,951,000	24,781,000	320,732,000

Division Office - Proper	295,951,000	6,651,000	302,602,000
Alcadesma National High School		382,000	382,000
Aurelio Arago Memorial National High School		916,000	916,000
Aurora National High School		441,000	441,000
Baco National High School		871,000	871,000
Balugo National High School		281,000	281,000
Bansud National High School (Regional Science High School for MIMAROPA)		288,000	288,000
Bulalacao National High School		973,000	973,000
Bulbugan National High School		433,000	433,000
Dangay National High School		584,000	584,000
Dayhagan National High School		344,000	344,000
Domingo Yu Chu National High School		858,000	858,000
Doroteo S. Mendoza, Sr. National High School		498,000	498,000
Fe del Mundo National High School		932,000	932,000
Inarawan National High School		396,000	396,000
Kaligtasan National High School		283,000	283,000
Labasan National High School (Bongabong SOF)		212,000	212,000
Leuteboro National High School		1,205,000	1,205,000
Marcelo Cabrera Vocational High School		601,000	601,000
Masaguisi National High School		305,000	305,000
Melgar National High School		272,000	272,000
Nabuslot National High School		805,000	805,000
Naujan Municipal High School		698,000	698,000
Pag-asa National High School		434,000	434,000
Pambisan National High School		150,000	150,000
Pili National High School		286,000	286,000
Porfirio Comia Memorial High School (Barcenaga National High School)		719,000	719,000
President Diosdado Macapagal Memorial National High School		657,000	657,000
Puerto Galera National High School		1,066,000	1,066,000
Quinabigan National High School		321,000	321,000
San Agustin National High School		569,000	569,000
San Mariano National High School		604,000	604,000
Vicente B. Ylagan National High School		319,000	319,000
Villa Pag-asa National High School		427,000	427,000

Division of Palawan	410,938,000	37,256,000	448,194,000

Division Office - Proper	410,938,000	16,235,000	427,173,000
Aborlan National High School		1,080,000	1,080,000
Araceli National High School		558,000	558,000
Aramaywan National High School		580,000	580,000
Balabac National High School		449,000	449,000
Bataraza National High School		1,106,000	1,106,000
Brooke’s Point National High School		1,566,000	1,566,000
Coron School of Fisheries		1,752,000	1,752,000
Culion National High School (Culion Sanitarium Special School)		492,000	492,000
El Nido National High School		834,000	834,000
Gaudencio Abordo Memorial National High School		255,000	255,000
Governor Alfredo Abueg, Sr. National Technical and Vocational Memorial High School		412,000	412,000
Jose P. Rizal National High School		659,000	659,000
Magara School for Philippine Craftsmen		500,000	500,000
Narra National High School		1,440,000	1,440,000
Panacan National High School		267,000	267,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	327
DEPARTMENT OF EDUCATION

Plaridel National High School		443,000	443,000
Princesa Urduja National High School		575,000	575,000
Pulot National High School		1,251,000	1,251,000
Quezon National High School		2,148,000	2,148,000
Rio Tuba National High School		869,000	869,000
Roxas National Comprehensive High School		2,299,000	2,299,000
Salvacion National High School		469,000	469,000
San Vicente National High School		681,000	681,000
Sta. Teresita National High School		336,000	336,000

Division of Puerto Princesa City	132,451,000	13,047,000	145,498,000

Division Office - Proper	132,451,000	5,772,000	138,223,000
Mangingisda National High School		362,000	362,000
Palawan National School		5,320,000	5,320,000
San Jose National High School		961,000	961,000
Sicsican National High School		632,000	632,000

Division of Romblon	177,189,000	15,379,000	192,568,000

Division Office - Proper	177,189,000	1,493,000	178,682,000
Agnipa National High School		150,000	150,000
Alcantara National High School		976,000	976,000
Banton National High School		254,000	254,000
Cajidiocan National High School		841,000	841,000
Calatrava National High School		639,000	639,000
Concepcion National High School		168,000	168,000
Corcuera National High School		316,000	316,000
Don Carlos M. Mejias Memorial High School		991,000	991,000
Espana National High School		461,000	461,000
Esteban Madrona National High School (Bachawan National High School)		433,000	433,000
Libertad National High School		310,000	310,000
Looc National High School		1,457,000	1,457,000
Mabini National High School		332,000	332,000
Macario Molina National High School		150,000	150,000
Magdiwang National High School		936,000	936,000
Odiongan National High School		1,573,000	1,573,000
Romblon National High School, Romblon		1,772,000	1,772,000
San Andres National High School (RCFF - San Andres)		743,000	743,000
San Jose Agricultural High School		431,000	431,000
Sta. Fe National High School (Guinbirayan National High School - Sta. Fe Extension)		953,000	953,000

Region V - Bicol	3,057,693,000	268,380,000	3,326,073,000

Division of Albay	412,886,000	40,082,000	452,968,000

Division Office - Proper	412,886,000	9,372,000	422,258,000
Anislag National High School		1,491,000	1,491,000
Balogo High School		310,000	310,000
Bariw National High School		237,000	237,000
Bonga National High School		370,000	370,000
Buga High School, Libon		434,000	434,000
Cabasan National High School		155,000	155,000
Cotmon National High School		560,000	560,000
Daraga National High School		3,104,000	3,104,000
Ilawod High School		795,000	795,000

328	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Itaran National High School		423,000	423,000
Jovellar National High School		461,000	461,000
Kilicao High School		201,000	201,000
Libon Agro-Industrial High School		982,000	982,000
Lower Binogsacan National High School		296,000	296,000
Malabog National High School		1,205,000	1,205,000
Malilipot National High School		234,000	234,000
Malinao National High School		1,111,000	1,111,000
Malipo National High School		451,000	451,000
Manito National High School		749,000	749,000
Maramba National High School		354,000	354,000
Marcial O. Rañola Memorial High School		3,940,000	3,940,000
Masarawag National High School		303,000	303,000
Mauraro National High School		491,000	491,000
Naga National High School		1,334,000	1,334,000
Oas Polytechnic School		550,000	550,000
Pantao National High School		434,000	434,000
Pili National High School		382,000	382,000
Pioduran National High School		974,000	974,000
Polangui General Comprehensive High School		3,496,000	3,496,000
Ponso National High School		301,000	301,000
Rapu-rapu National High School		525,000	525,000
Saban National High School		345,000	345,000
San Antonio National High School, Malilipot		298,000	298,000
San Jose National High School, Malilipot		933,000	933,000
Sto. Domingo National High School		1,062,000	1,062,000
Tiwi Agro-Industrial School		582,000	582,000
Villahermoso National High School		259,000	259,000
Vinisitahan National High School		578,000	578,000

Division of Camarines Norte	241,386,000	20,967,000	262,353,000

Division Office - Proper	241,386,000	5,522,000	246,908,000
Alawihao High School		326,000	326,000
Basud National High School		743,000	743,000
Batobalani National High School		415,000	415,000
Camarines Norte High School		1,356,000	1,356,000
D. Q. Liwag National High School		361,000	361,000
Daguit National High School		226,000	226,000
Delia Diezmo High School		385,000	385,000
Froilan Lopez High School		281,000	281,000
Gonzalo Aler National High School		403,000	403,000
Jose Panganiban National High School		2,005,000	2,005,000
Labo National High School		312,000	312,000
Labo Science and Technology High School		267,000	267,000
Larap National High School		341,000	341,000
Leocadio Alejo Entienza High School, Sta. Elena		252,000	252,000
Manguisoc National High School		150,000	150,000
Mercedes High School		150,000	150,000
Moreno Integrated School		1,226,000	1,226,000
Pablo S. Villafuerte High School, Mercedes		150,000	150,000
Paracale National High School		794,000	794,000
Rizal National High School		535,000	535,000
San Felipe National High School		338,000	338,000
San Lorenzo Ruiz National High School (Matacong NHS)		290,000	290,000
San Roque High School		214,000	214,000
Tabas National High School		230,000	230,000
Talobatib High School		153,000	153,000
Tigbinan National High School		270,000	270,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	329
DEPARTMENT OF EDUCATION

Tulay Na Lupa National High School		558,000	558,000
Vicente L. Basit Memorial High School		150,000	150,000
Vinzons Pilot High School		2,564,000	2,564,000

Division of Camarines Sur	846,186,000	74,345,000	920,531,000

Division Office - Proper	846,186,000	28,824,000	875,010,000
Agdangan National High School		325,000	325,000
Antipolo National High School, Minalabac		390,000	390,000
Baao National High School		1,429,000	1,429,000
Barcelonita Fishery School		370,000	370,000
Bato National High School		619,000	619,000
Bikal Fishery School		443,000	443,000
Binanuaanan High School		252,000	252,000
Bula National High School		1,088,000	1,088,000
Calabanga National Science High School (Calabanga National High School)		1,741,000	1,741,000
Colacling National High School		416,000	416,000
Del Gallego National High School		566,000	566.000
Don M. Gonzalvo Memorial High School		476,000	476,000
Don M. Veneracion National High School		434,000	434,000
Don Servillano Platon Memorial National High School		1,296,000	1,296,000
Dr. Rodolfo V. Pamor, Jr. Memorial National High School		329,000	329,000
Gainza National High School		294,000	294,000
Goa National High School		1,480,000	1,480,000
Godofredo Reyes, Sr. National High School		461,000	461,000
Hanawan National High School		382,000	382,000
Hobo National High School		389,000	389,000
Homobono H. Gonzalez National High School		433,000	433,000
Juan F. Triviño Memorial High School		683,000	683,000
La Purisima National High School		479,000	479,000
Magarao National High School, Magarao		327,000	327,000
Malawag National High School		288,000	288,000
Maura N. Sibulo National High School		239,000	239,000
Milaor National High School		356,000	356,000
Minalabac National High School		543,000	543,000
Nabua National High School		5,602,000	5,602,000
Nato National High School		986,000	986,000
Ocampo National High School		1,285,000	1,285,000
Palsong National High School		394,000	394,000
Pamplona National High School		749,000	749,000
Pamukid National High School		627,000	627,000
Partido Agro - Industrial National High School		504,000	504,000
Pili National High School - Pili		1,419,000	1,419,000
Pinaglabanan High School		512,000	512,000
Quipayo National High School		593,000	593,000
Ragay National Agricultural and Fisheries School		464,000	464,000
Rodriguez National High School		427,000	427,000
Salvacion National High School - Bato		255,000	255,000
San Fernando National High School		630,000	630,000
San Isidro National High School - Libmanan		724,000	724,000
San Jose National High School, San Jose		994,000	994,000
San Jose Pili National High School		1,049,000	1,049,000
San Juan National High School		1,212,000	1,212,000
San Rafael National High School		1,990,000	1,990,000
San Ramon National High School - Lagonoy		761,000	761,000
San Vicente National High School - Buhi		680,000	680,000
Sipocot National High School		849,000	849,000

330	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Siruma National High School		303,000	303,000
Sta. Cruz National High School		298,000	298,000
Sta. Justina National High School		730,000	730,000
Sta. Lutgarda National High School		653,000	653,000
Sto. Tomas National High School		595,000	595,000
Sulpicio A. Roco National High School		193,000	193,000
Tamban National High School		429,000	429,000
Tandaay Provincial High School		447,000	447,000
Tamog National High School		968,000	968,000
Tomas A. Andaya, Sr. National High School		518,000	518,000
Union National High School		431,000	431,000
Villazar National High School		275,000	275,000
Vivencio Obias - Kinalansan National High School		447,000	447,000

Division of Catanduanes	190,082,000	15,936,000	206,018,000

Division Office - Proper	190,082,000	5,951,000	196,033,000
Bagamanoc Rural Development High School		415,000	415,000
Baras Rural Development High School		524,000	524,000
Bato Rural Development High School		882,000	882,000
Calatagan High School		630,000	630,000
Caramoran Rural Development High School		467,000	467,000
Caramoran School of Fisheries		268,000	268,000
Catanduanes National High School		2,845,000	2,845,000
Gigmoto Rural Development High School		334,000	334,000
Pandan School of Arts and Trades		839,000	839,000
San Andres Vocational School		1,379,000	1,379,000
San Miguel Rural Development High School		403,000	403,000
Supang-Datag National High School		372,000	372,000
Viga Rural Development High School		627,000	627,000

Division of Iriga City	40,151,000	4,032,000	44,183,000

Division Office - Proper	40,151,000	2,148,000	42,299,000
Perpetual Help National High School		588,000	588,000
Rinconada National Technical Vocational School		629,000	629,000
Sagrada National High School		203,000	203,000
San Antonio National High School, Iriga City		314,000	314,000
Zeferino Arroyo High School		150,000	150,000

Division of Legazpi City	73,077,000	6,069,000	79,146,000

Division Office - Proper	73,077,000	1,074,000	74,151,000
Banquerohan National High School		775,000	775,000
Cabangan High School		357,000	357,000
Homapon High School		429,000	429,000
Legazpi City Science High School		916,000	916,000
Oro Site High School		821,000	821,000
Pag-asa National High School		1,697,000	1,697,000

Division of Ligao City	74,828,000	6,179,000	81,007,000

Division Office - Proper	74,828,000	1,999,000	76,827,000
Bicol Regional Science High School		341,000	341,000
Deogracias P. Princesa Memorial High School		479,000	479,000
Ligao National High School		2,971,000	2,971,000
Paulba National High School		389,000	389,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	331
DEPARTMENT OF EDUCATION

Division of Masbate	429,510,000	34,224,000	463,734,000

Division Office - Proper	429,510,000	21,445,000	450,955,000
Andres Clemente, Jr. National High School		601,000	601,000
Aroroy National High School		1,478,000	1,478,000
Badiang National High School		290,000	290,000
Bagahanglad National High School		209,000	209,000
Baleno National High School		316,000	316,000
Balud National High School		427,000	427,000
Buenavista National High School		704,000	704,000
Cataingan National High School		1,858,000	1,858,000
Del Carmen National High School		726,000	726,000
Dimasalang National High School		698,000	698,000
Luy-a National High School		303,000	303,000
Mandaon National High School		929,000	929,000
Masbate School of Fisheries		841,000	841,000
Mobo National High School		357,000	357,000
Monreal National High School		555,000	555,000
Panique National High School		356,000	356,000
Pawican National High School		255,000	255,000
Salvador Arollado, Sr. Memorial High School		252,000	252,000
San Jacinto National High School		814,000	814,000
San Pascual National High School		614,000	614,000
Villahermosa National High School		196,000	196,000

Division of Masbate City	54,824,000	4,600,000	59,424,000

Division Office - Proper	54,824,000	1,160,000	55,984,000
Capitolina O. Legaspi Memorial High School (E. Legaspi, Sr. National High School)		319,000	319,000
Masbate National Comprehensive High School		3,121,000	3,121,000

Division of Naga City	95,826,000	8,803,000	104,629,000

Division Office - Proper	95,826,000	495,000	96,321,000
Camarines Sur National High School		5,215,000	5,215,000
Cararayan National High School		644,000	644,000
Carolina National High School		453,000	453,000
Concepcion Pequeña National High School		478,000	478,000
Naga City School of Arts and Trades (Sabang High School, Naga City)		653,000	653,000
Naga City Science High School		865,000	865,000

Division of Sorsogon	404,873,000	35,031,000	439,904,000

Division Office - Proper	404,873,000	9,156,000	414,029,000
Abucay National High School		482,000	482,000
Barcelona National Comprehensive High School		882,000	882,000
Biriran National High School		150,000	150,000
Buhang National High School		296,000	296,000
Bulan National High School		3,929,000	3,929,000
Bulusan High School		910,000	910,000
Casiguran Technical Vocational School		1,606,000	1,606,000
Castilla National High School		219,000	219,000
Cumadcad National High School		1,040,000	1,040,000
Dinapa National High School		537,000	537,000
Donsol National Comprehensive High School		1,662,000	1,662,000
Donsol Vocational High School		832,000	832,000
Gabao National High School		383,000	383,000
Gallanosa National High School		2,473,000	2,473,000

332	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Gubat National High School		2,486,000	2,486,000
Macalaya National High School		150,000	150,000
Magallanes National High School		1,007,000	1,007,000
Magallanes National Vocational High School		479,000	479,000
Matnog National High School		1,361,000	1,361,000
Pilar National Comprehensive High School		1,343,000	1,343,000
Prieto Diaz National High School		737,000	737,000
Salvacion National High School		759,000	759,000
San Francisco National High School		632,000	632,000
San Isidro National High School (Bulan)		383,000	383,000
Sta. Magdalena National High School		794,000	794,000
Talaonga National High School		343,000	343,000

Division of Sorsogon City	100,059,000	8,915,000	108,974,000

Division Office - Proper	100,059,000	4,099,000	104,158,000
Abuyog National High School		398,000	398,000
Rizal Integrated National School		301,000	301,000
Sorsogon National High School		4,117,000	4,117,000

Division of Tabaco City	94,005,000	9,197,000	103,202,000

Division Office - Proper	94,005,000	600,000	94,605,000
Bantayan National High School		443,000	443,000
San Antonio National High School, Tabaco		792,000	792,000
San Lorenzo National High School		865,000	865,000
San Miguel National High School		484,000	484,000
Tabaco National High School		6,013,000	6,013,000

Region VI - Western Visayas	3,324,212,000	302,181,000	3,626,393,000

Division of Aklan	236,164,000	23,920,000	260,084,000

Division Office - Proper	236,164,000	7,385,000	243,549,000
Aguinaldo T. Repiedad, Sr. Integrated School		334,000	334,000
Aklan National High School for Arts and Trades		613,000	613,000
Altavas National School		998,000	998,000
Bacan National High School		407,000	407,000
Batan Academy (A National High School)		383,000	383,000
Bay-ang Mapag-ong National High School		150,000	150,000
Boracay National High School		441,000	441,000
Buruanga Vocational School		686,000	686,000
Calizo National High School		150,000	150,000
Camaligan National High School		237,000	237,000
Camanci National High School		150,000	150,000
Candelaria National High School		329,000	329,000
Ciriaco L. Icamina, Sr. National High School (Bulabod National High School)		150,000	150,000
Daja Sur National High School		150,000	150,000
Dr. Ramon B. Legaspi, Sr. National High School		221,000	221,000
Father Julian C. Rago Memorial High School		270,000	270,000
Gaudencio L. Vega National High School		157,000	157,000
Jose Borromeo Legaspi National High School		288,000	288,000
Libacao National Forestry Vocational High School		640,000	640,000
Liloan National High School		150,000	150,000
Linabuan National High School		376,000	376,000
Linayasan National High School		199,000	199,000
Madalag National High School		446,000	446,000
Makato Integrated School		619,000	619,000
Malay National High School		765,000	765,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	333
DEPARTMENT OF EDUCATION

Malinao School for Philippine Craftsmen		451,000	451,000
Maloco National High School		447,000	447,000
Naile National High School		193,000	193,000
Naisud National High School		380,000	380,000
Navitas National High School		150,000	150,000
New Washington National Comprehensive High School		714,000	714,000
Numancia Integrated School		543,000	543,000
Numancia National School of Fisheries		286,000	286,000
Ochando National High School		194,000	194,000
Ondoy National High School		254,000	254,000
Panayakan National High School		153,000	153,000
Petronila C. Ibadlit National High School (Badiangan National High School)		150,000	150,000
Regional Science High School for Region VI		543,000	543,000
Rizal J. Rodriguez, Sr. National High School		153,000	153,000
Rosario National High School		150,000	150,000
Solido National High School		255,000	255,000
Tangalan National High School		513,000	513,000
Toledo National High School		653,000	653,000
Torralba National High School		234,000	234,000
Unidos National High School		369,000	369,000
Union National High School		441,000	441,000

Division of Antique	238,340,000	25,193,000	263,533,000

Division Office - Proper	238,340,000	2,109,000	240,449,000
Antique National High School		2,900,000	2,900,000
Antique Vocational School		1,420,000	1,420,000
Aureliana National High School		841,000	841,000
Barangbang National High School		462,000	462,000
Barasanan National High School		186,000	186,000
Barbaza National High School		920,000	920,000
Belison National School		653,000	653,000
Bitadton National High School		327,000	327,000
Buhang National High School		235,000	235,000
Caluya National High School		657,000	657,000
Col. Ruperto Abellon National School		845,000	845,000
Concepcion L. Cazeñas Memorial School		589,000	589,000
Diclum National High School		222,000	222,000
Egaña National High School		168,000	168,000
Gamad Sto. Tomas National High School		150,000	150,000
Gen. Leandro Fullon National School		410,000	410,000
Gideon M. Cabigunda Memorial School		242,000	242,000
Gov. Julio Macuja Memorial Comprehensive High School (Iraya National High School)		390,000	390,000
Governor Julian Fullon Pacificador National School		390,000	390,000
Igburi National High School		323,000	323,000
Igcado National High School		150,000	150,000
Igpalge National High School		150,000	150,000
Laua-an National High School		543,000	543,000
Libertad National Vocational High School		531,000	531,000
Lirio M. Escaño, Sr. National School		533,000	533,000
Mag-aba National High School		395,000	395,000
Moscoso-Rios National High School		558,000	558,000
Northern Antique Vocational School		1,958,000	1,958,000
Northern Bugasong National High School		168,000	168,000
Pandan National Vocational High School		820,000	820,000
Pangpang National High School		321,000	321,000

334	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Pascual M. Osuyos Memorial High School (Aras-asan National High School)		150,000	150,000
Patria National High School		157,000	157,000
Pis-anan National High School		525,000	525,000
San Antonio National High School		150,000	150,000
San Pedro National High School		268,000	268,000
San Roque Ezpeleta National High School		310,000	310,000
Sibalom National High School		717,000	717,000
Sido-San Juan National High School		150,000	150,000
Southern Bugasong National High School		150,000	150,000
Sta. Ana National High School		150,000	150,000
Sta. Justa National High School		416,000	416,000
Tario Lim National Memorial High School		637,000	637,000
Tinogboc National High School		150,000	150,000
Union National High School		248,000	248,000
Valderrama National High School		449,000	449,000

Division of Bacolod City	125,983,000	12,207,000	138,190,000

Division Office - Proper	125,983,000	1,364,000	127,347,000
Alangilan National High School		214,000	214,000
Bacolod City National High School		3,149,000	3,149,000
Barangay Singcang Airport National High School		464,000	464,000
Bata National High School		429,000	429,000
Domingo Lacson National High School		540,000	540,000
Emiliano Lizares National High School		887,000	887,000
Handumanan National High School (MRRP National High School)		1,287,000	1,287,000
Luis Hervias National High School		741,000	741,000
Luisa Medel National High School		675,000	675,000
Mansilingan Agro-Industrial High School		714,000	714,000
Paglaum Village National High School		281,000	281,000
Sum-ag National High School		1,236,000	1,236,000
Teofilo Gensoli, Sr. Memorial High School		226,000	226,000

Division of Bago City	64,391,000	5,033,000	69,424,000

Division Office - Proper	64,391,000	555,000	64,946,000
Ramon Torres Dulao National High School		341,000	341,000
Ramon Torres Luisiana National High School		854,000	854,000
Ramon Torres Ma-ao Sugar Central National High School		627,000	627,000
Ramon Torres Malingin National High School		230,000	230,000
Ramon Torres National High School		2,029,000	2,029,000
Ramon Torres Sagasa National High School		247,000	247,000
Ramon Torres Taloc National High School		150,000	150,000

Division of Cadiz City	67,884,000	6,487,000	74,371,000

Division Office - Proper	67,884,000	775,000	68,659,000
Cadiz Viejo National High School		150,000	150,000
Caduha-an National High School		1,108,000	1,108,000
Dr. Vicente F. Gustilo Memorial National High School		3,095,000	3,095,000
Mabini National High School		232,000	232,000
Sicaba National High School (Cadiz Viejo National High School - Sicaba Extension)		150,000	150,000
SPED High School		168,000	168,000
Tiglawigan National High School		394,000	394,000
Villacin National High School		415,000	415,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	335
DEPARTMENT OF EDUCATION

Division of Capiz	331,239,000	27,866,000	359,105,000

Division Office - Proper	331,239,000	2,504,000	333,743,000
Arturo Jugo National High School		150,000	150,000
Bongsuan National High School		440,000	440,000
Cabug-cabug National High School		1,478,000	1,478,000
Camburanan National High School		150,000	150,000
Candelaria National High School		177,000	177,000
Capiz National High School		2,454,000	2,454,000
Casanayan National High School		453,000	453,000
Col. Patrocenio Artuz National High School		469,000	469,000
Commissioner Luis R. Asis National High School		794,000	794,000
Concepcion Castro Garcia National High School		285,000	285,000
Cuartero National High School		597,000	597,000
Dao National High School		774,000	774,000
David Moises Memorial High School (Balit National High School)		347,000	347,000
Don Felix Balgos Memorial National High School		228,000	228,000
Dr. Vicente V. Andaya, Sr. National High School		1,244,000	1,244,000
Dulangan National High School		385,000	385,000
Dumalag Central National High School		619,000	619,000
Estefania Montemayor National High School		637,000	637,000
Florentina Batoampo Degala National High School		303,000	303,000
Hipona National High School		920,000	920,000
Ivisan National High School		805,000	805,000
Jagnaya National High School		296,000	296,000
Jamindan National High School		940,000	940,000
Leodegario De Ocampo, Sr. National High School (Capagao National High School)		203,000	203,000
Lucero National High School		254,000	254,000
Maayon National High School		1,174,000	1,174,000
Macario Delfin Bermejo National High School (Jaena Norte)		252,000	252,000
Maindang National High School		413,000	413,000
Malonoy National High School		288,000	288,000
Mambusao East National High School (Extension of David Moises Memorial High School)		303,000	303,000
Mambusao National High School (David Moises National High School - Mambusao West Extension)		724,000	724,000
Manuel F. Onato Memorial High School		296,000	296,000
Marciano Patricio National High School (Pilar National High School)		626,000	626,000
Mayor Ramon A. Benjamin, Sr. Memorial High School		311,000	311,000
Panitan National High School		1,412,000	1,412,000
Pontevedra National High School		1,284,000	1,284,000
Putian National High School		150,000	150,000
San Nicolas National High School, Pilar		310,000	310,000
San Nicolas National High School, Tapaz		222,000	222,000
Sapian National High School		966,000	966,000
Tapaz National High School		769,000	769,000
Tuburan National High School - F. Degala National High School Extension		460,000	460,000

Division of Escalante City	44,223,000	4,466,000	48,689,000

Division Office - Proper	44,223,000	1,200,000	45,423,000
Buenavista National High School		407,000	407,000
Dian-ay National High School		357,000	357,000
Escalante National High School		1,301,000	1,301,000

336	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Mabini National High School		686,000	686,000
Old Poblacion National High School		365,000	365,000
Tanlang National High School (Escalante National High School Extension)		150,000	150,000

Division of Guimaras	92,102,000	7,243,000	99,345,000

Division Office - Proper	92,102,000	1,057,000	93,159,000
Alegria National High School		157,000	157,000
Buenavista National High School		960,000	960,000
Cabalagnan National High School		367,000	367,000
Desiderio C. Gange National High School		469,000	469,000
Dr. Catalino Gallego Nava Memorial High School		395,000	395,000
East Valencia National High School		260,000	260,000
Getulio National High School		150,000	150,000
Jordan National High School		808,000	808,000
Nueva Valencia National High School		593,000	593,000
Remedios E. Vilches-San Lorenzo National High School		500,000	500,000
Salvacion National High School		372,000	372,000
Simeon J. Jabasa National High School		288,000	288,000
Trinidad V. Canja - Sta. Teresa National High School (Sta. Teresa National High School)		867,000	867,000

Division of Himamaylan City	40,996,000	4,066,000	45,062,000

Division Office - Proper	40,996,000	944,000	41,940,000
Aguisan National High School		454,000	454,000
Carabalan National High School		273,000	273,000
Don Florencio Villafranca Memorial National High School		150,000	150,000
Himamaylan National High School		2,010,000	2,010,000
Raymundo Tongson National High School		235,000	235,000

Division of Iloilo	1,024,304,000	90,514,000	1,114,818,000

Division Office - Proper	1,024,304,000	11,327,000	1,035,631,000
Abangay National High School		163,000	163,000
Acao National High School		150,000	150,000
Ajuy National High School		1,427,000	1,427,000
Alcarde-Gustilo Memorial National High School		329,000	329,000
Alejandro Firmeza Memorial National High School		394,000	394,000
Alimodian National Comprehensive High School		958,000	958,000
Ambrosio Maido Memorial National High School		150,000	150,000
Anilao National High School		1,096,000	1,096,000
Ardemil National High School		150,000	150,000
Aurea Belonia Memorial High School		177,000	177,000
Badiangan National High School		321,000	321,000
Badlan National High School		150,000	150,000
Balasan National High School		2,079,000	2,079,000
Banate National High School		1,524,000	1,524,000
Barosong National High School		150,000	150,000
Barotac Nuevo Comprehensive National High School		1,807,000	1,807,000
Barotac Viejo National High School		1,702,000	1,702,000
Barroc National High School		194,000	194,000
Batad National High School		551,000	551,000
Batuan-Cadinglian National High School		150,000	150,000
Bay-ang National High School		166,000	166,000
Binabaan National High School		186,000	186,000
Binaliuan National High School		261,000	261,000
Bingawan National High School		427,000	427,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	337
DEPARTMENT OF EDUCATION

Bololacao National High School	196,000	196,000
Botong Cabanbanan National High School	407,000	407,000
Buayahon Bantay National High School	150,000	150,000
Bucari National High School	175,000	175,000
Buga National High School	347,000	347,000
Burak National High School	150,000	150,000
Cabatuan National Comprehensive High School	2,929,000	2,929,000
Cadagmayan National High School	150,000	150,000
Calinog National Comprehensive High School	1,241,000	1,241,000
Calmay National High School	241,000	241,000
Camangahan National High School	281,000	281,000
Camiros National High School	150,000	150,000
Carlos Lopez National High School	471,000	471,000
Carvasana National High School	168,000	168,000
Camayan National High School	1,039,000	1,039,000
Cayos National High School	150,000	150000
Cordova National High School	150,000	150,000
Culasi National High School	336,000	336,000
Daga-Barasan National High School	150,000	150,000
Dapdap National High School	150,000	150,000
Dingle National High School	775,000	775,000
Don Benjamin Jalandoni, Sr. National High School	150,000	150,000
Don Casemiro Andrada Y Cuaresma National High School	512,000	512,000
Don Esteban S. Javellana National High School	239,000	239,000
Don Felix Serra National High School	1,084,000	1,084,000
Don Jose Sustiguer Monfort National High School	281,000	281,000
Dorog National High School	158,000	158,000
Dueñas General Comprehensive High School	854,000	854,000
Dumangas National High School	2,087,000	2,087,000
Escalantera National High School	150,000	150,000
Estancia National High School	2,395,000	2,395,000
Gines National High School	212,000	212,000
Ginot-an National High School	150,000	150,000
Granada National High School	310,000	310,000
Guimbal National High School	1,662,000	1,662,000
Igbaras National High School	867,000	867,000
Iloilo National High School	3,203,000	3,203,000
Jamabalud National High School	150,000	150,000
Janiuay National Comprehensive High School	2,749,000	2,749,000
Jelicuon-Cabugao National High School	150,000	150,000
Kirayan National High School	268,000	268,000
Lambunao National High School	2,209,000	2,209,000
Lapayon National High School	150,000	150,000
Lawigan National High School	242,000	242,000
Leganes National High School	1,210,000	1,210,000
Lemery National High School	672,000	672,000
Leon National High School	1,124,000	1,124,000
Leonora S. Salapantan National High School	1,449,000	1,449,000
Luca National High School	241,000	241,000
Maasin National Comprehensive High School	1,066,000	1,066,000
Malapaya National High School	150,000	150,000
Malitbog National High School	319,000	319,000
Malusgod National High School	150,000	150,000
Manuel A. Aaron Memorial National High School	400,000	400,000
Mateo National High School (Doroteo De La Mota National High School)	150,000	150,000
Miag-ao National High School	1,185,000	1,185,000
Mina National High School	1,192,000	1,192,000
Nabitasan National High School	150,000	150,000

338	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Nalundan National High School		150,000	150,000
Napnapan National High School		150,000	150,000
New Lucena National Comprehensive High School		699,000	699,000
New Lucena National High School		378,000	378,000
Nicomedes R. Tubar, Sr. National High School		922,000	922,000
Oton National High School		2,411,000	2,411,000
Palaca-Damilisan National High School		420,000	420,000
Palanguia National High School		453,000	453,000
Parara National High School		150,000	150,000
Particion National High School		150,000	150,000
Pavia National High School		2,535,000	2,535,000
Payao National High School		150,000	150,000
Pili National High School		278,000	278,000
Pototan National High School		2,064,000	2,064,000
Purificacion P. Dolor Monfort National High School		445,000	445,000
Quiling National High School		150,000	150,000
Roberto H. Tirol National High School (Concepcion NHS)		1,287,000	1,287,000
Rufino G. Palabrica, Sr. National High School		681,000	681,000
San Enrique National Comprehensive High School		897,000	897,000
San Fernando National High School		150,000	150,000
San Joaquin School of Fisheries		556,000	556,000
San Luis National High School		150,000	150,000
San Rafael National High School (Miagao)		150,000	150,000
San Rafael National High School (San Rafael)		932,000	932,000
Sara National High School		1,715,000	1,715,000
Sinogbuhan National High School		166,000	166,000
Simalo National High School		150,000	150,000
Sta. Barbara National Comprehensive High School		2,349,000	2,349,000
Sta. Rita National High School		164,000	164,000
Tagsing-Buyo National High School		150,000	150,000
Tigbauan National High School, Maasin		150,000	150,000
Tigbauan National High School, Tigbauan		1,254,000	1,254,000
Tina National High School		150,000	150,000
Tiolas National High School		166,000	166,000
Tiring National High School		150,000	150,000
Tubungan National High School		717,000	717,000
Wenceslao S. Grio National High School (Puyas National High School)		150,000	150,000
Zarraga National High School		1,290,000	1,290,000

Division of Iloilo City	112,269,000	9,185,000	121,454,000

Division Office - Proper	112,269,000	498,000	112,767,000
Bo. Obrero National High School (Jalandoni Memorial National High School - Bo. Obrero Extension)		150,000	150,000
Fort San Pedro National High School		558,000	558,000
Iloilo City National High School		2,544,000	2,544,000
Jalandoni Memorial National High School		772,000	772,000
Jaro National High School		1,475,000	1,475,000
La Paz National High School		1,119,000	1,119,000
Mandurriao National High School		1,009,000	1,009,000
Ramon Avanceña National High School		1,060,000	1,060,000

Division of Kabankalan City	72,854,000	6,907,000	79,761,000

Division Office - Proper	72,854,000	1,777,000	74,631,000
Bantayan National High School		545,000	545,000
Binicuil National High School		464,000	464,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	339
DEPARTMENT OF EDUCATION

Camansi National High School		305,000	305,000
Florentino Galang, Sr. National High School		1,381,000	1,381,000
Inapoy National High School		150,000	150,000
Locotan National High School		150,000	150,000
Salong National High School		290,000	290,000
Tabugon National High School		743,000	743,000
Tampalon National High School		396,000	396,000
Tapi National High School		706,000	706,000

Division of La Carlota City	48,565,000	4,625,000	53,190,000

Division Office - Proper	48,565,000	150,000	48,715,000
Doña Hortencia Salas Benedicto National High School		3,725,000	3,725,000
La Granja National High School		427,000	427,000
San Miguel National High School		323,000	323,000

Division of Negros Occidental	519,445,000	48,464,000	567,909,000

Division Office - Proper	519,445,000	8,572,000	528,017,000
Agpangi National High School		168,000	168,000
Andres Gumban Memorial National High School		247,000	247,000
Andulauan National High School		150,000	150,000
Antipolo National High School		438,000	438,000
Barangay Alegria National High School		201,000	201,000
Biao National High School		190,000	190,000
Binalbagan National High School (Paglaum National High School)		1,254,000	1,254,000
Bocana National High School		232,000	232,000
Bug-ang National High School		226,000	226,000
Balata National High School		196,000	196,000
Bulwangan National High School		659,000	659,000
Cabacungan National High School		761,000	761,000
Camalanda-an National High School		248,000	248,000
Caningay National High School		227,000	227,000
Cansilayan National High School		321,000	321,000
Catalino Soliguen National High School (Miranda National High School)		247,000	247,000
Cauayan National High School		723,000	723,000
Col. Griffin National High School		540,000	540,000
Culipapa National High School		512,000	512,000
Don Hilarion G. Gonzaga Memorial High School		321,000	321,000
Don Simplicio Lizares Memorial National High School		150,000	150,000
Dr. Antonio Lizares National High School		453,000	453,000
E.B. Magalona National High School		1,336,000	1,336,000
Enriqueta Montilla de Esteban Memorial High School		865,000	865,000
Eva J. Montilla National High School		491,000	491,000
Florentina F. Caña Recto Memorial High School		197,000	197,000
Guiljungan National High School		551,000	551,000
Guiljungan National High School - Tuyom Extension		581,000	581,000
Gninpanaan National High School		396,000	396,000
Hinigaran National High School		3,405,000	3,405,000
Inocencio V. Ferrer Memorial School of Fisheries (Talisay School of Fisheries)		509,000	509,000
Isabela National High School		1,604,000	1,604,000
La Castellana National High School		2,479,000	2,479,000
Labi-labi National High School		150,000	150,000
Lopez Jaena National High School		1,149,000	1,149,000

340	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Manalad National High School	150,000		150,000
Manapla National High School		1,223,000	1,223,000
Murcia National High School		1,032,000	1,032,000
Negros Occidental High School		3,014,000	3,014,000
Negros Occidental National Industrial School of Home Industries		659,000	659,000
Pahilanga National High School		196,000	196,000
Payao National High School		662,000	662,000
Pontevedra National High School		936,000	936,000
Quirico G. Manzano Memorial National High School (Caningay National High School - Candoni Extension)		568,000	568,000
Rafael 8. Lacson Memorial High School		1,880,000	1,880,000
San Enrique High School		380,000	380,000
San Isidro National High School, Pontevedra		177,000	177,000
Sofronio Carmona Memorial National High School		405,000	405,000
Tabao National High School		595,000	595,000
Tabu National High School		604,000	604,000
Tanza National High School		150,000	150,000
Tigbao National High School		298,000	298,000
Tinongon National High School		201,000	201,000
Toboso National High School		762,000	762,000
Valladolid National High School		531,000	531,000
Victorias National High School		3,292,000	3,292,000

Division of Passi City	46,545,000	4,076,000	50,621,000

Division Office - Proper	46,545,000	446,000	46,991,000
Mulapula National High School		265,000	265,000
Passi National High School		3,049,000	3,049,000
Salñgan National High School		316,000	316,000

Division of Roxas City	51,276,000	4,089,000	55,365,000

Division Office - Proper	51,276,000	1,330,000	52,606,000
Bago National High School		150,000	150,000
Balijuagan National High School		254,000	254,000
Congressman Ramon A. Arnaldo High School		730,000	730,000
Culasi National High School		157,000	157,000
Dumulog National High School		255,000	255,000
Milibili National High School		210,000	210,000
Roxas City School of Philippine Craftsmen		507,000	507,000
Tangue National High School		496,000	496,000

Division of Sagay City	78,012,000	5,307,000	83,319,000

Division Office - Proper	78,012,000	2,800,000	80,812,000
Bato National High School		434,000	434,000
Eusebio Lopez Memorial Integrated School (Eusebio Lopez Memorial National High School)		624,000	624,000
Sagay National High School		1,111,000	1,111,000
Vito National High School		338,000	338,000

Division of San Carlos City	46,279,000	4,661,000	50,940,000

Division Office - Proper	46,279,000	197,000	46,476,000
Bagonbon National High School		215,000	215,000
Don Carlos Ledesma National High School		698,000	698,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	341
DEPARTMENT OF EDUCATION

Julio Ledesma National High School		2,949,000	2,949,000
Quezon National High School	602,000		602,000

Division of Silay City	28,560,000	3,970,000	32,530,000

Division Office - Proper	28,560,000	2,027,000	30,587,000
Barangay Guimbaloan National High School		224,000	224,000
Doña Montserrat Lopez Memorial High School		1,719,000	1,719,000

Division of Sipalay City	54,781,000	3,902,000	58,683,000

Division Office - Proper	54,781,000	2,180,000	56,961,000
Gil Montilla National High School		1,416,000	1,416,000
Nabulao National High School		306,000	306,000

Region VII - Central Visayas	2,854,739,000	266,189,000	3,120,928,000

Division of Bais City	47,359,000	4,429,000	51,788,000

Division Office - Proper	47,359,000	2,458,000	49,817,000
Bais City National High School (Main)		1,971,000	1,971,000

Division of Bayawan City	89,715,000	7,548,000	97,263,000

Division Office - Proper	89,715,000	4,166,000	93,881,000
Basay National High School		527,000	527,000
Bayawan National High School		2,511,000	2,511,000
Kalumboyan National High School		344,000	344,000

Division of Bogo City	38,944,000	3,286,000	42,230,000

Division Office - Proper	38,944,000	3,082,000	42,026,000
Eduardo T. Oporto Memorial National High School		204,000	204,000

Division of Bohol	588,088,000	49,834,000	637,922,000

Division Office - Proper	588,088,000	21,607,000	609,695,000
Aguining National High School		214,000	214,000
Alicia Technical Vocational High School		781,000	781,000
Baclayon National High School		281,000	281,000
Batuan National High School		504,000	504,000
Biabas Trade High School		578,000	578,000
Biking Technical Vocational High School		311,000	311,000
Bilar National High School		624,000	624,000
Cabilao National High School		226,000	226,000
Calape National High School		660,000	660,000
Camambugan National High School		383,000	383,000
Campao Oriental National High School		293,000	293,000
Cangawa National High School		896,000	896,000
Catigbian National High School		431,000	431,000
Clarin School of Fisheries		394,000	394,000
Corella National High School		531,000	531,000
Dagohoy National High School		627,000	627,000
Danao National High School		466,000	466,000
Francisco L. Adlaon High School		188,000	188,000
Guinacot National High School		511,000	511,000
Hanopol National High School		243,000	243,000
Hinlayagan National High School		392,000	392,000
Inabanga High School, Nabuad		914,000	914,000

342	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Katipunan National High School		869,000	869,000
La Hacienda National High School		312,000	312,000
La Union National High School		394,000	394,000
Lila National High School		624,000	624,000
Loboc National High School		228,000	228,000
Lourdes National High School		1,256,000	1,256,000
Mahayag National High School		478,000	478,000
Mayor A. R. Tuazon National School of Fisheries		316,000	316,000
Mahawan National High School		227,000	227,000
Pangangan National High School, Main		219,000	219,000
Pilar Technical Vocational High School		1,040,000	1,040,000
President Carlos P. Garcia Technical Vocational School of Fisheries and Arts		814,000	814,000
San Agustin National High School		627,000	627,000
San Isidro National High School, San Isidro		301,000	301,000
San Isidro Technical Vocational High School		398,000	398,000
San Jose National High School, Inabanga		268,000	268,000
San Jose National High School, Taliban		1,618,000	1,618,000
San Miguel Technical Vocational High School		777,000	777,000
San Pascual National Agricultural High School		321,000	321,000
San Roque National High School, Albuquerque, Bohol		517,000	517,000
San Roque National High School, Mabini, Bohol		795,000	795,000
Sevilla National High School		228,000	228,000
Sierra Bullones Technical Vocational High School		918,000	918,000
Sikatuna National Agricultural High School		347,000	347,000
Southern Inabanga High School		446,000	446,000
Tabalong National High School		491,000	491,000
Tabuan National High School		193,000	193,000
Tagun Sur National High School		370,000	370,000
Tubigon West National High School		525,000	525,000
Tulang National High School (Getafe High School)		392,000	392,000
Union National High School		380,000	380,000
Valencia Technical Vocational High School		1,090,000	1,090,000

Division of Carcar City	40,593,000	3,686,000	44,279,000

Division Office - Proper	40,593,000	1,627,000	42,220,000
Carcar National High School (Poblacion Night)		1,019,000	1,019,000
Ocaña National High School (Valladolid National High School Extension)		1,040,000	1,040,000

Division of Cebu City	251,644,000	19,720,000	271,364,000

Division Office - Proper	251,644,000	7,499,000	259,143,000
Abellana National High School (Day & Night)		935,000	935,000
Adlaon National High School		155,000	155,000
Bonbon National High School		343,000	343,000
Busay National High School		171,000	171,000
Camp Lapu-Lapu National High School (Day & Night)		788,000	788,000
Cebu City National Science High School		471,000	471,000
Don Carlos Gothong Memorial National High School		1,809,000	1,809,000
Don Sergio Osmeña, Sr. Memorial National High School (Day & Night)		701,000	701,000
Don Vicente Rama Memorial High School (Day & Night)		1,373,000	1,373,000
Florencio S. Urot Memorial National High School		998,000	998,000
Guba National High School		188,000	188,000
Pardo National High School (Day & Night)		665,000	665,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	343
DEPARTMENT OF EDUCATION

Pit-os National High School (Day & Night)		617,000	617,000
Ramon Duterte Memorial National High School (Day & Night)		1,343,000	1,343,000
Talamban National High School		1,664,000	1,664,000

Division of Cebu Province	805,551,000	86,163,000	891,714,000

Division Office - Proper	805,551,000	48,193,000	853,744,000
Aloguinsan National High School		770,000	770,000
Arcelo Memorial National High School (San Vicente National High School)		1,053,000	1,053,000
Badian National High School		2,186,000	2,186,000
Bala National High School		221,000	221,000
Bantayan National High School		2,113,000	2,113,000
Bartolome and Manuela Pañares Memorial National High School		1,175,000	1,175,000
Bitoon National Vocational High School		1,488,000	1,488,000
Boljoon National High School		263,000	263,000
Buanoy National High School		2,260,000	2,260,000
Bulak National High School		336,000	336,000
Cabangahan National High School		155,000	155,000
Calape National High School		646,000	646,000
Camotes National High School		966,000	966,000
Carmen National High School		2,015,000	2,015,000
Catmon National High School		294,000	294,000
Cogon National High School		336,000	336,000
Colawin National High School		431,000	431,000
Compostela National High School		1,403,000	1,403,000
Consolacion National High School		1,007,000	1,007,000
Daanbantayan National High School		1,756,000	1,756,000
Dalaguete National High School		1,283,000	1,283,000
Doña Liling Neis Negapatan National High School		350,000	350,000
Juan Pamplona National High School (Tabuelan NHS)		732,000	732,000
Kawit National High School		569,000	569,000
Lamac National High School		595,000	595,000
Lambusan National High School		214,000	214,000
Langin National High School		150,000	150,000
Lipata National High School		402,000	402,000
Looc Norte National High School		418,000	418,000
Madridejos National High School		1,791,000	1,791,000
Maya National High School		261,000	261,000
Moalboal National High School		614,000	614,000
Montaneza National High School		306,000	306,000
Montealegre National High School		163,000	163,000
Mulao National High School		325,000	325,000
Patupat National High School		206,000	206,000
Pinamungajan National High School		1,621,000	1,621,000
Pitalo National High School		150,000	150,000
San Remigio National High School		1,572,000	1,572,000
San Sebastian National High School		177,000	177,000
Sangat National High School		699,000	699,000
Santa Fe National High School		1,007,000	1,007,000
Santa Lucia National High School		458,000	458,000
Santander National High School		415,000	415,000
Sibonga National High School		1,179,000	1,179,000
Tabunan National High School		221,000	221,000
Tayud National High School		542,000	542,000
Tubod National High School (Camp 7 NHS Extension)		323,000	323,000

344	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Tungkop National High School		203,000	203,000
Usmad National High School		150,000	150,000

Division of Danao City	40,375,000	3,726,000	44,101,000

Division Office - Proper	40,375,000	3,047,000	43,422,000
Estefa O. Monte Memorial National High School		277,000	277,000
Lawaan National High School		193,000	193,000
Ubaldo Iway Memorial National High School		209,000	209,000

Division of Dumaguete City	41,647,000	4,020,000	45,667,000

Division Office - Proper	41,647,000	581,000	42,228,000
Dumaguete City National High School, Junob		724,000	724,000
Dumaguete City National High School, Main - Calindagan		1,399,000	1,399,000
Dumaguete City Science High School		889,000	889,000
Taclobo National High School		427,000	427,000

Division of Guihulngan City	57,215,000	5,802,000	63,017,000

Division Office - Proper	57,215,000	2,586,000	59,801,000
Guihulngan National High School, Poblacion		1,898,000	1,898,000
Tagbino Provincial High School		286,000	286,000
Tagbino Provincial High School - Vallehermosa Provincial Community High School		1,032,000	1,032,000

Division of Lapu-lapu City	121,910,000	9,789,000	131,699,000

Division Office - Proper	121,910,000	1,004,000	122,914,000
Babag National High School		1,850,000	1,850,000
Bankal National High School		1,452,000	1,452,000
Lo-oc National High School		242,000	242,000
Mactan National High School		1,748,000	1,748,000
Marigondon National High School		1,307,000	1,307,000
Pajo National High School		891,000	891,000
Pusok National High School		370,000	370,000
Sta. Rosa National High School		925,000	925,000

Division of Mandaue City	81,435,000	6,382,000	87,817,000

Division Office - Proper	81,435,000	1,668,000	83,103,000
Cabancalan National High School		277,000	277,000
Canduman National High School		980,000	980,000
Don Gerado LL. Ouano Memorial National High School		608,000	608,000
Jagobiao National High School		380,000	380,000
Mandaue City Comprehensive National High School		2,204,000	2,204,000
Subangdaku Technical-Vocational School		265,000	265,000

Division of Naga City	44,708,000	3,909,000	48,617,000

Division Office - Proper	44,708,000	921,000	45,629,000
Naga National High School		2,721,000	2,721,000
Tvyan National High School		267,000	267,000

Division of Negros Oriental	368,394,000	33,659,000	402,053,000

Division Office - Proper	368,394,000	19,121,000	387,515,000
Amlan National High School		418,000	418,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	345
DEPARTMENT OF EDUCATION

Ayungon National High School		690,000	690,000
Casiano Z. Napigkit National High School		331,000	331,000
Dauin National High School		790,000	790,000
Demetrio Alviola National High School		1,529,000	1,529,000
Don Emilio Macias Memorial National High School (San Francisco National High School)		460,000	460,000
Jimalalud National High School		884,000	884,000
Jose B. Cardenas Municipal High School (Canlaon City National High School)		1,068,000	1,068,000
Jose Marie Locsin Memorial High School		403,000	403,000
La Libertad Technical Vocational School		989,000	989,000
Mabinay National High School		1,480,000	1,480,000
Manjuyod High School		955,000	955,000
Maria Macahig National High School		429,000	429,000
Negros Oriental National High School		1,146,000	1,146,000
Santiago Demo National High School (Maluay National High School)		369,000	369,000
Siaton National High School		918,000	918,000
Sibulan Memorial National High School		310,000	310,000
Tambo National High School		349,000	349,000
Tayasan National High School		462,000	462,000
Valencia National High School (Valencia Tech. School)		558,000	558,000

Division of Siquijor	37,527,000	3,730,000	41,257,000

Division Office - Proper	37,527,000	2,141,000	39,668,000
Campalanas National High School		331,000	331,000
Cang-alwang National High School		171,000	171,000
Enrique Villanueva National High School		308,000	308,000
Lazi National Agricultural School		440,000	440,000
Tambisan National High School		339,000	339,000

Division of Tagbilaran City	56,529,000	5,185,000	61,714,000

Division Office - Proper	56,529,000	150,000	56,679,000
Cogon High School Evening Class		318,000	318,000
Dr. Cecilio Putong National High School (Bohol NHS)		3,467,000	3,467,000
Manga National High School		551,000	551,000
Mansasa National High School		281,000	281,000
Tagbilaran City Science High School		418,000	418,000

Division of Talisay City	43,234,000	4,662,000	47,896,000

Division Office - Proper	43,234,000	3,801,000	47,035,000
Jaclupan National High School (Cansojong NHS)		479,000	479,000
Mohon Divino Amore National High School		382,000	382,000

Division of Tanjay City	36,227,000	4,462,000	40,689,000

Division Office - Proper	36,227,000	3,179,000	39,406,000
Lourdes L. del Prado Memorial National High School (Tanjay National High School, Sta. Cruz)		290,000	290,000
Pamplona National High School		303,000	303,000
Sta. Agueda National High School		232,000	232,000
Tanjay National High School, Opao		458,000	458,000

346	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Toledo City	63,644,000	6,197,000	69,841,000

Division Office - Proper	63,644,000	2,646,000	66,290,000
Bato National High School		846,000	846,000
Don Andres Soriano National High School		1,334,000	1,334,000
Magdugo National High School		234,000	234,000
Matab-ang National High School		396,000	396,000
Toledo City National Vocational High School		741,000	741,000

Region VIII - Eastern Visayas	2,190,909,000	204,679,000	2,395,588,000

Division of Baybay City	56,459,000	5,716,000	62,175,000

Division Office - Proper	56,459,000	5,716,000	62,175,000

Division of Biliran	101,504,000	9,191,000	110,695,000

Division Office - Proper	101,504,000	5,519,000	107,023,000
Caibiran National High School		938,000	938,000
Culaba National Vocational School		301,000	301,000
Kawayan National High School		421,000	421,000
Maripipi National Vocational School		237,000	237,000
Naval National High School		666,000	666,000
Naval School of Fisheries		1,109,000	1,109,000

Division of Borongan City	46,196,000	4,419,000	50,615,000

Division Office - Proper	46,196,000	1,416,000	47,612,000
Eastern Samar National Comprehensive High School		2,591,000	2,591,000
Lalawigan National High School		412,000	412,000

Division of Calbayog City	93,070,000	9,169,000	102,239,000

Division Office - Proper	93,070,000	8,748,000	101,818,000
Rafael Lentejas Memorial School of Fisheries		421,000	421,000

Division of Catbalogan City	64,990,000	5,975,000	70,965,000

Division Office - Proper	64,990,000	2,747,000	67,737,000
Catbalogan National Comprehensive High School (Samar National High School - SRSF Annex)		841,000	841,000
Samar National High School		2,387,000	2,387,000

Division of Eastern Samar	216,390,000	19,580,000	235,970,000

Division Office - Proper	216,390,000	7,766,000	224,156,000
Alugan National School of Craftmanship and Handicraft Industries		150,000	150,000
Dolores National High School		2,965,000	2,965,000
Giporlos National Trade School		833,000	833,000
Guiuan National High School		1,717,000	1,717,000
Lawaan National School of Craftsmanship and Home Industries		678,000	678,000
Llorente National High School		1,162,000	1,162,000
MacArthur National Agricultural School		614,000	614,000
Matarinao School of Fisheries		191,000	191,000
Samar National Pilot Opportunity School of Agriculture		897,000	897,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	347
DEPARTMENT OF EDUCATION

Southern Samar National Comprehensive High School (Balangiga NHS)		714,000	714,000
Sulat National High School		769,000	769,000
Taft National High School		1,124,000	1,124,000

Division of Leyte	671,366,000	61,217,000	732,583,000

Division Office - Proper	671,366,000	52,295,000	723,661,000
Bato School of Fisheries		556,000	556,000
Burauen Comprehensive National High School		1,573,000	1,573,000
Carigara National High School		1,086,000	1,086,000
Dr. Geronimo B. Zaldivar Memorial School of Fisheries		550,000	550,000
Dulag National High School		1,469,000	1,469,000
Hilongos National Vocational School		2,683,000	2,683,000
Leyte Agro-Industrial School		429,000	429,000
Merida Vocational School		576,000	576,000

Division of Maasin City	21,610,000	1,918,000	23,528,000

Division Office - Proper	21,610,000	1,768,000	23,378,000
Maasin Vocational High School		150,000	150,000

Division of Northern Samar	302,614,000	29,546,000	332,160,000

Division Office - Proper	302,614,000	13,823,000	316,437,000
Allen National High School (Balicuatro NHS)		1,480,000	1,480,000
Basilio B. Chan Memorial Agricultural and Industrial School		974,000	974,000
Bobon School for Philippine Craftsmen		918,000	918,000
Capul Agro-Industrial High School		688,000	688,000
Catarman National High School		2,466,000	2,466,000
Catubig Valley National High School		1,376,000	1,376,000
Don Juan F. Avalon National High School (San Roque NHS)		1,389,000	1,389,000
Eladio T. Balite Memorial School of Fisheries		595,000	595,000
Gala Vocational School		728,000	728,000
Lorenzo S. Menzon Agro-Industrial School (Lapinig AIHS)		325,000	325,000
Mapanas Agro-Industrial High School		597,000	597,000
Mondragon Agro-Industrial High School		646,000	646,000
San Antonio Agricultural and Vocational School		255,000	255,000
San Isidro Agro-Industrial High School		318,000	318,000
San Jose Technical High School		662,000	662,000
San Rogue-Pambujan Vocational High School		261,000	261,000
San Vicente School of Fisheries		168,000	168,000
Silvino Lubos Vocational High School		224,000	224,000
Sumuroy Agro-Industrial High School		1,653,000	1,653,000

Division of Ormoc City	98,769,000	8,785,000	107,554,000

Division Office - Proper	98,769,000	7,944,000	106,713,000
Ipil National High School		841,000	841,000

Division of Samar	272,259,000	26,183,000	298,442,000

Division Office - Proper	272,259,000	17,597,000	289,856,000
Basey National High School		1,569,000	1,569,000
Calbiga National High School		1,615,000	1,615,000
Clarencio Calagos Memorial School of Fisheries		1,115,000	1,115,000

348	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Hinabangan National High School (Rawis NHS)		665,000	665,000
Sta. Margarita National High School		484,000	484,000
Tarangnan National High School		564,000	564,000
Valeriano C. Yancha Memorial Agricultural School		466,000	466,000
West Coast Agricultural High School		814,000	814,000
Wright National High School		1,294,000	1,294,000

Division of Southern Leyte	151,720,000	14,487,000	166,207,000

Division Office - Proper	151,720,000	13,211,000	164,931,000
Pintuyan National Vocational High School		440,000	440,000
Silago National Vocational School		288,000	288,000
Villa Jacinta National Vocational School		548,000	548,000

Division of Tacloban City	93,962,000	8,493,000	102,455,000

Division Office - Proper	93,962,000	2,075,000	96,037,000
Leyte National High School		4,345,000	4,345,000
Sagkahan National High School		1,172,000	1,172,000
San Jose National High School		686,000	686,000
Tacloban National Agricultural School		215,000	215,000

Region IX - Zamboanga Peninsula	1,244,837,000	126,754,000	1,371,591,000

Division of Dapitan City	33,105,000	3,519,000	36,624,000

Division Office - Proper	33,105,000	1,658,000	34,763,000
Dapitan City High School		1,631,000	1,631,000
Ilaya National High School		230,000	230,000

Division of Dipolog City	45,915,000	5,348,000	51,263,000

Division Office - Proper	45,915,000	722,000	46,637,000
Alberto Q. Ubay Memorial Agro-Tech Science High School		197,000	197,000
Dipolog City National High School (Barra)		451,000	451,000
Galas National High School		370,000	370,000
Punta National High School		717,000	717,000
Sicayab National High School		221,000	221,000
Zamboanga del Norte National High School		2,670,000	2,670,000

Division of Isabela City	52,573,000	4,911,000	57,484,000

Division Office - Proper	52,573,000	1,150,000	53,723,000
Basilan National High School		3,391,000	3,391,000
Begang National High School		370,000	370,000

Division of Pagadian City	70,435,000	5,857,000	76,292,000

Division Office - Proper	70,435,000	2,226,000	72,661,000
Lala National High School		201,000	201,000
Napolan National High School		150,000	150,000
Pagadian City National Comprehensive High School		150,000	150,000
Pagadian City National High School (Danlugan)		196,000	196,000
Tawagan Sur National High School		193,000	193,000
Zamboanga del Sur National High School		2,296,000	2,296,000
Zamboanga del Sur School of Arts and Trades		445,000	445,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	349
DEPARTMENT OF EDUCATION

Division of Zamboanga City	222,224,000	24,418,000	246,642,000

Division Office - Proper	222,224,000	11,846,000	234,070,000
Arena Blanco National High School		673,000	673,000
Ayala National High School		2,387,000	2,387,000
Culianan National High School		841,000	841,000
Curuan National High School		991,000	991,000
Manicahan National High School		814,000	814,000
Maria Clara L. Lobregat National High School (Divisoria National High School)		1,117,000	1,117,000
Mercedes National High School		613,000	613,000
Regional Science High School		464,000	464,000
Southcom National High School		331,000	331,000
Talon-Talon National High School		1,235,000	1,235,000
Vitali National High School		885,000	885,000
Zamboanga City National High School (Main)		2,221,000	2,221,000

Division of Zamboanga del Norte	301,452,000	30,587,000	332,039,000

Division Office - Proper	301,452,000	13,724,000	315,176,000
Bacungan National High School		810,000	810,000
Dohinob National High School		177,000	177,000
Gutalac National High School		1,155,000	1,155,000
Julian Soriano Memorial Comprehensive High School		294,000	294,000
Katipunan National High School		1,287,000	1,287,000
Kipit Agro-Fishery High School		639,000	639,000
Langatian National High School		741,000	741,000
Liloy National High School		1,369,000	1,369,000
Manukan National High School		1,233,000	1,233,000
Piñan National High School		828,000	828,000
Polanco National High School		996,000	996,000
Salug National High School		783,000	783,000
Sergio Osmeña National High School		770,000	770,000
Sibutad National High School		359,000	359,000
Sindangan National Agricultural School		1,126,000	1,126,000
Sindangan National High School		1,679,000	1,679,000
Siocon National High School		1,006,000	1,006,000
Tampilisan National High School		965,000	965,000
Ubay National High School		646,000	646,000

Division of Zamboanga del Sur	288,968,000	29,058,000	318,026,000

Division Office - Proper	288,968,000	20,161,000	309,129,000
Balongating National High School		150,000	150,000
Bayog National Technical-Vocational High School		1,035,000	1,035,000
Commonwealth National High School		260,000	260,000
Dimataling National High School		294,000	294,000
Dinas National High School		479,000	479,000
Kabatan National High School		578,000	578,000
Lapuyan National High School		639,000	639,000
Mahayag National High School		666,000	666,000
Molave Vocational Technical School		2,710,000	2,710,000
Tambulig (Echanca) National High School		787,000	787,000
Tukuran Technical Vocational High School (Tukuran Comprehensive NHS - San Carlos NHS)		1,299,000	1,299,000

Division of Zamboanga Sibugay	230,165,000	23,056,000	253,221,000

Division Office - Proper	230,165,000	9,939,000	240,104,000
Alicia National High School		797,000	797,000

350	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Diplahan National High School	1,292,000		1,292,000
Francisco Ramos National High School		825,000	825,000
Imelda National High School		1,524,000	1,524,000
Ipil National High School		553,000	553,000
Kabasalan National High School		1,031,000	1,031,000
Malangas National High School		764,000	764,000
Naga National High School		461,000	461,000
Olutanga National High School		792,000	792,000
Siay National High School		923,000	923,000
Sta. Clara National High School		316,000	316,000
Surabay National High School		896,000	896,000
Talusan National High School		377,000	377,000
Titay National High School		1,172,000	1,172,000
Tungawan National High School		932,000	932,000
Zamboanga Sibugay National High School (Pangi NHS)		462,000	462,000

Region X - Northern Mindanao	1,508,112,000	142,195,000	1,650,307,000

Division of Bukidnon	287,340,000	28,997,000	316,337,000

Division Office - Proper	287,340,000	24,760,000	312,100,000
Bukidnon National School of Home Industries		2,265,000	2,265,000
Manolo Fortich National High School		1,972,000	1,972,000

Division of Cagayan de Oro City	158,489,000	13,425,000	171,914,000

Division Office - Proper	158,489,000	13,425,000	171,914,000

Division of Camiguin	53,549,000	4,747,000	58,296,000

Division Office - Proper	53,549,000	4,081,000	57,630,000
Camiguin National High School		666,000	666,000

Division of El Salvador City	19,959,000	1,316,000	21,275,000

Division Office - Proper	19,959,000	1,316,000	21,275,000

Division of Gingoog City	63,407,000	5,180,000	68,587,000

Division Office - Proper	63,407,000	5,180,000	68,587,000

Division of Iligan City	119,003,000	10,164,000	129,167,000

Division Office - Proper	119,003,000	3,090,000	122,093,000
Acelo C. Badelles, Sr. Memorial High School (Tipanoy NHS)		232,000	232,000
Bunawan Agricultural High School		150,000	150,000
Dalipuga National High School		374,000	374,000
Iligan City East National High School (Sta. Filomena)		1,307,000	1,307,000
Iligan City National School of Fisheries		632,000	632,000
Iligan City National High School		2,912,000	2,912,000
Maria Cristina National High School		261,000	261,000
Rogongon Agricultural High School		150,000	150,000
Suarez National High School		325,000	325,000
Tomas Cabili National High School		581,000	581,000
Tubaran National High School		150,000	150,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	351
DEPARTMENT OF EDUCATION

Division of Lanao del Norte	171,194,000	16,066,000	187,260,000

Division Office - Proper	171,194,000	9,241,000	180,435,000
Baloi National High School		331,000	331,000
Kapatagan National High School		1,493,000	1,493,000
Lala National High School		2,491,000	2,491,000
Lanao del Norte National Comprehensive High School		1,796,000	1,796,000
Maigo National High School		714,000	714,000

Division of Malaybalay City	103,072,000	9,865,000	112,937,000

Division Office - Proper	103,072,000	5,281,000	108,353,000
Bukidnon National High School		4,584,000	4,584,000

Division of Misamis Occidental	120,724,000	10,627,000	131,351,000

Division Office - Proper	120,724,000	5,986,000	126,710,000
Aloran Trade High School		1,367,000	1,367,000
Baliangao School of Fisheries		314,000	314,000
Clarin National High School		1,651,000	1,651,000
Looc National High School		1,309,000	1,309,000

Division of Misamis Oriental	218,411,000	24,384,000	242,795,000

Division Office - Proper	218,411,000	15,578,000	233,989,000
Alubijid National Comprehensive High School		1,458,000	1,458,000
Initao National Comprehensive High School		1,027,000	1,027,000
Laguindingan National High School		1,223,000	1,223,000
Libertad National High School		635,000	635,000
Medina National Comprehensive High School		1,330,000	1,330,000
Misamis Oriental General Comprehensive High School		524,000	524,000
Opol National Secondary Technical School		1,150,000	1,150,000
Salay National High School		1,115,000	1,115,000
Sugbongcogon National High School		344,000	344,000

Division of Oroquieta City	44,178,000	4,004,000	48,182,000

Division Office - Proper	44,178,000	1,059,000	45,237,000
Misamis Occidental National High School		2,945,000	2,945,000

Division of Ozamiz City	47,749,000	4,066,000	51,815,000

Division Office - Proper	47,749,000	1,439,000	49,188,000
Labo National High School		331,000	331,000
Ozamiz City National High School		1,422,000	1,422,000
Ozamiz City School of Arts and Trades		874,000	874,000

Division of Tangub City	39,330,000	3,179,000	42,509,000

Division Office - Proper	39,330,000	2,206,000	41,536,000
Tangub City National High School		973,000	973,000

Division of Valencia City	61,707,000	6,175,000	67,882,000

Division Office - Proper	61,707,000	2,277,000	63,984,000
Valencia National High School		3,898,000	3,898,000

352	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XI - Davao	1,574,736,000	141,496,000	1,716,232,000

Division of Davao de Oro	300,106,000	27,892,000	327,998,000

Division Office - Proper	300,106,000	10,016,000	310,122,000
Andili National High School		305,000	305,000
Anibongan National High School		151,000	151,000
Atty. Orlando S. Rimando National High School		1,162,000	1,162,000
Compostela National High School		2,091,000	2,091,000
Gabi National High School		601,000	601,000
Laak National High School		1,662,000	1,662,000
Lorenzo S. Sarmiento, Sr. National High School		993,000	993,000
Mabini National High School		505,000	505,000
Mainit National High School		362,000	362,000
Manat National High School		473,000	473,000
Maragusan National High School		1,990,000	1,990,000
Monkayo National High School		1,682,000	1,682,000
Montevista National High School		832,000	832,000
Nabunturan National Comprehensive High School		2,474,000	2,474,000
New Bataan National High School		991,000	991,000
Pantukan National High School		1,159,000	1,159,000
Pindasan National High School		443,000	443,000

Division of Davao City	358,475,000	33,688,000	392,163,000

Division Office - Proper	358,475,000	8,512,000	366,987,000
A. Navarro National High School		833,000	833,000
Baguio National School of Arts and Trades		797,000	797,000
Bernardo Carpio National High School		762,000	762,000
Biao National High School		179,000	179,000
Binowang National High School		150,000	150,000
Binugao National High School		243,000	243,000
Cabantian National High School		338,000	338,000
Calinan National High School		2,235,000	2,235,000
Catalunan Pequeño National High School		591,000	591,000
Crossing Bayabas National High School		1,630,000	1,630,000
Dacudao National High School		301,000	301,000
Daniel R. Aguinaldo National High School		1,916,000	1,916,000
Davao City National High School		4,398,000	4,398,000
Don Enrique Bustamante National High School		163,000	163,000
Doña Carmen Denia National High School		1,332,000	1,332,000
Dr. Santiago Dakudao National High School		436,000	436,000
Erico T. Nograles National High School		150,000	150,000
F. Bangoy National High School		800,000	800,000
F. Bustamante National High School		1,765,000	1,765,000
Gorgonio Tajo, Sr. National High School		194,000	194,000
Gov. Vicente Duterte National High School		150,000	150,000
J. V. Ferriols National High School		270,000	270,000
Jesus J. Soriano National High School		370,000	370,000
Leon Garcia, Sr. National High School		327,000	327,000
Los Amigos National High School		438,000	438,000
Lower Tamugan National High School		363,000	363,000
Ma-a National High School		294,000	294,000
Mabini National High School		197,000	197,000
Malabog National High School		281,000	281,000
Marilog National High School		361,000	361,000
Mintal Comprehensive High School		1,218,000	1,218,000
Pablo Lorenzo National High School (Mandug National High School)		517,000	517,000
Sirib National High School		150,000	150,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	353
DEPARTMENT OF EDUCATION

Tagakpan National High School		157,000	157,000
Talomo National High School		267,000	267,000
Teofilo V. Fernandez National High School (Indangan National High School)		453,000	453,000
Toril National High School		150,000	150,000

Division of Davao del Norte	192,160,000	17,820,000	209,980,000

Division Office - Proper	192,160,000	7,072,000	199,232,000
Asuncion National High School		1,062,000	1,062,000
Cabay-angan National High School		252,000	252,000
Carmen National High School		1,386,000	1,386,000
Dujali National High School		578,000	578,000
Kapalong National High School		1,480,000	1,480,000
Kimamon National High School		462,000	462,000
New Corella National High School		1,387,000	1,387,000
Sagayen National High School		688,000	688,000
Sawata National High School		545,000	545,000
Sto. Niño National High School		350,000	350,000
Sto. Tomas National High School		2,558,000	2,558,000

Division of Davao del Sur	131,980,000	12,167,000	144,147,000

Division Office - Proper	131,980,000	2,629,000	134,609,000
Barayong National High School		865,000	865,000
Davao del Sur School of Fisheries		892,000	892,000
Federico Yap National High School (Astorga National High School)		545,000	545,000
Governor N. Llanos National High School		292,000	292,000
Hagonoy National High School		830,000	830,000
Ihan National High School		294,000	294,000
Inawayan National High School		385,000	385,000
Marber National High School		441,000	441,000
Matanao National High School		1,598,000	1,598,000
Padada National High School		591,000	591,000
Sta. Cruz National High School		1,755,000	1,755,000
Sulop National High School		1,050,000	1,050,000

Division of Davao Occidental	131,987,000	8,120,000	140,107,000

Division Office - Proper	131,987,000	3,663,000	135,650,000
Alberto Olarte, Sr. National High School (Mabila National High School)		354,000	354,000
Basiawan National High School		374,000	374,000
Edna Guillermo Memorial High School		224,000	224,000
Heracleo Casco Memorial National High School		1,184,000	1,184,000
Jose Abad Santos National High School		464,000	464,000
Kalbay National High School		237,000	237,000
Mariano Peralta National High School		1,620,000	1,620,000

Division of Davao Oriental	115,247,000	14,273,000	129,520,000

Division Office - Proper	115,247,000	7,311,000	122,558,000
Baganga National High School		1,071,000	1,071,000
Caraga National High School		504,000	504,000
Cateel National Agricultural High School		164,000	164,000
Cateel Vocational High School		1,095,000	1,095,000
Lupon National Comprehensive High School		374,000	374,000
Lupon Vocational High School		1,219,000	1,219,000
Luzon National High School		461,000	461,000

354	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Manuel B. Guiñez Sr. National High School	1,050,000		1,050,000
San Isidro National High School	716,000		716,000
Tibanban National High School	308,000		308,000

Division of Digos City	35,479,000	2,183,000	37,662,000

Division Office - Proper	35,479,000	2,033,000	37,512,000
Digos City National High School (Davao Del Sur National High School)		150,000	150,000

Division of Island Garden City of Samal	50,444,000	5,027,000	55,471,000

Division Office - Proper	50,444,000	3,370,000	53,814,000
Mambago-B National High School		436,000	436,000
Nieves Villarica National High School		1,221,000	1,221,000

Division of Mati City	101,330,000	5,806,000	107,136,000

Division Office - Proper	101,330,000	2,230,000	103,560,000
Dawan National High School		242,000	242,000
Mati National Comprehensive High School		2,209,000	2,209,000
Mati School of Arts and Trades		672,000	672,000
Matiao National High School		453,000	453,000

Division of Panabo City	61,657,000	6,435,000	68,092,000

Division Office - Proper	61,657,000	3,282,000	64,939,000
A. O. Floirendo National High School		711,000	711,000
Don Manuel Javellana National High School		235,000	235,000
Panabo National High School		1,657,000	1,657,000
San Vicente National High School		303,000	303,000
Southern Davao National High School		247,000	247,000

Division of Tagum City	95,871,000	8,085,000	103,956,000

Division Office - Proper	95,871,000	692,000	96,563,000
Jose Tuazon, Jr. Memorial National High School		456,000	456,000
La Filipina National High School		1,096,000	1,096,000
Laureta National High School		354,000	354,000
Pipisan Maug National High School		183,000	183,000
Tagum National Trade School		2,418,000	2,418,000
Tagum City National Comprehensive High School (Davao National High School)		466,000	466,000
Tagum City National High School		2,420,000	2,420,000

Region XII - SOCCSKSARGEN	1,702,462,000	144,562,000	1,847,024,000

Division of Cotabato	451,415,000	37,601,000	489,016,000

Division Office - Proper	451,415,000	16,917,000	468,332,000
Alamada National High School		951,000	951,000
Antipas National High School		1,078,000	1,078,000
Banisilan National High School		769,000	769,000
Carmen National High School		1,972,000	1,972,000
Dilangalen National High School		1,804,000	1,804,000
Greenfield National High School		609,000	609,000
Kabacan National High School		1,376,000	1,376,000
Kimagango National High School		153,000	153,000
Kisante National High School		350,000	350,000
Libungan National High School		646,000	646,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	355
DEPARTMENT OF EDUCATION

Lika National High School		478,000	478,000
M’lang National High School		1,553,000	1,553,000
Magpet National High School		1,014,000	1,014,000
Makilala National High School		474,000	474,000
Matalam National High School, Barangay Linao, Matalam		378,000	378,000
Matalam National High School, Barangay Poblacion, Matalam		1,188,000	1,188,000
Pigcawayan National High School		1,758,000	1,758,000
Pikit National High School		2,040,000	2,040,000
President Roxas National High School		794,000	794,000
Tulunan National High School		1,299,000	1,299,000

Division of General Santos City	231,864,000	16,838,000	248,702,000

Division Office - Proper	231,864,000	5,229,000	237,093,000
Bula National School of Fisheries		412,000	412 ,000
Fatima National High School		2,210,000	2,210,000
General Santos City National High School		3,451,000	3,451,000
General Santos City National Secondary School of Arts and Trade		1,128,000	1,128,000
Ireneo Santiago National High School		1,228,000	1,228,000
Labangal National High School		756,000	756,000
Lagao National High School		1,172,000	1,172,000
New Society National High School		1,252,000	1,252,000

Division of Kidapawan City	77,420,000	7,230,000	84,650,000

Division Office - Proper	77,420,000	2,376,000	79,796,000
Amas National High School		298,000	298,000
Ginatilan National High School		263,000	263,000
Kidapawan National High School		4,130,000	4,130,000
Paco National High School		163,000	163,000

Division of Koronadal City	72,029,000	6,077,000	78,106,000

Division Office - Proper	72,029,000	712,000	72,741,000
Bacongco National High School		224,000	224,000
Esperanza National High School		196,000	196,000
Koronadal National Comprehensive High School		4,117,000	4,117,000
Marvel 7 National High School		505,000	505,000
Saravia National High School		323,000	323,000

Division of Sarangani	245,412,000	21,991,000	267,403,000

Division Office - Proper	245,412,000	11,953,000	257,365,000
Alabel National High School		1,635,000	1,635,000
Alabel National Science High School		390,000	390,000
Banate National High School		608,000	608,000
Colon National High School		767,000	767,000
Glan Padidu National High School		283,000	283,000
Glan School of Arts and Trades		1,376,000	1,376,000
James L. Chiongbian National Trade School		630,000	630,000
Leonard Young, Sr. National High School		407,000	407,000
Lun Pandidu National High School		662,000	662,000
Malalag National High School		936,000	936,000
Malandag National High School		726,000	726,000
Malapatan National High School		1,200,000	1,200,000
Pangyan National High School		418,000	418,000

356	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of South Cotabato	330,218,000	28,697,000	358,915,000

Division Office - Proper	330,218,000	16,250,000	346,468,000
Banga National High School		976,000	976,000
Lamian National High School		632,000	632,000
Lapuz National High School		308,000	308,000
Libertad National High School		2,140,000	2,140,000
Maltana National High School		451,000	451,000
Norala National High School		1,353,000	1,353,000
Polomolok National High School		1,476,000	1,476,000
Sto. Niño National School of Arts and Trades		305,000	305,000
Sto. Niño National High School		1,542,000	1,542,000
T’boli National High School		1,131,000	1,131,000
Tupi National High School		2,133,000	2,133,000

Division of Sultan Kudarat	253,873,000	22,604,000	276,477,000

Division Office - Proper	253,873,000	9,165,000	263,038,000
Bagumbayan National High School		575,000	575,000
Bai Saripinang National High School		347,000	347,000
Bambad National High School		798,000	798,000
Columbio National High School		447,000	447,000
Esperanza National High School		3,197,000	3,197,000
Isulan National High School		2,711,000	2,711,000
Kapingkong National High School		255,000	255,000
Laguilayan National High School		412,000	412,000
Lambayong National High School (Mariano Marcos National High School)		1,404,000	1,404,000
Lebak National High School - Lebak Legislated National High School		1,252,000	1,252,000
Lutayan National High School		650,000	650,000
President Quirino National High School		1,148,000	1,148,000
Telafas National High School		243,000	243,000

Division of Tacurong City	40,231,000	3,524,000	43,755,000

Division Office - Proper	40,231,000	787,000	41,018,000
Tacurong National High School		2,215,000	2,215,000
V.F. Grino National High School		522,000	522,000

Region XIII - CARAGA	1,359,083,000	119,142,000	1,478,225,000

Division of Agusan del Norte	140,678,000	12,072,000	152,750,000

Division Office - Proper	140,678,000	8,235,000	148,913,000
Agay National High School		863,000	863,000
Guinabsan National High School		203,000	203,000
Jagupit National High School		469,000	469,000
Las Nieves National High School		527,000	527,000
Magallanes National High School		980,000	980,000
Nasipit National Vocational School		795,000	795,000

Division of Agusan del Sur	298,046,000	24,126,000	322,172,000

Division Office - Proper	298,046,000	9,418,000	307,464,000
Agusan del Sur National High School		3,434,000	3,434,000
Bunawan National High School		788,000	788,000
Datu Lipus Makapandong National High School		438,000	438,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	357
DEPARTMENT OF EDUCATION

Del Monte National High School		479,000	479,000
Democrito O. Plaza Memorial High School		150,000	150,000
Esperanza National High School		640,000	640,000
La Paz National High School		294,000	294,000
Lapinigan National High School		527,000	527,000
Libertad National High School		173,000	173,000
Loreto National High School		356,000	356,000
Los Arcos National High School		210,000	210,000
Lucena National High School		290,000	290,000
Patin-ay High School (ASSAT)		520,000	520,000
Prosperidad National High School		814,000	814,000
Sampaguita National High School		285,000	285,000
San Isidro National High School		161,000	161,000
San Luis National High School		739,000	739,000
Sibagat National High School		580,000	580,000
Sta. Cruz National High School		243,000	243,000
Sta. Irene National High School		336,000	336,000
Sta. Josefa National High School		852,000	852,000
Sto. Tomas National High School		150,000	150,000
Talacogon National High School		522,000	522,000
Trento National High School		1,335,000	1,335,000
Veruela National High School		208,000	208,000
Zillovia National High School		184,000	184,000

Division of Bayugan City	63,050,000	4,793,000	67,843,000

Division Office - Proper	63,050,000	2,540,000	65,590,000
Bayugan National Comprehensive High School		1,307,000	1,307,000
Marcelina National High School		177,000	177,000
Noli National High School		390,000	390,000
Salvacion National High School		151,000	151,000
San Juan National High School		228,000	228,000

Division of Bislig City	38,888,000	2,972,000	41,860,000

Division Office - Proper	38,888,000	1,750,000	40,638,000
Bislig National High School		484,000	484,000
Lawigan National High School		150,000	150,000
Tabon M. Estrella National High School		588,000	588,000

Division of Butuan City	156,100,000	15,782,000	171,882,000

Division Office - Proper	156,100,000	4,356,000	160,456,000
Agusan National High School		5,926,000	5,926,000
Agusan Pequeño National High School		150,000	150,000
Amparo National High School		245,000	245,000
Banza National High School		390,000	390,000
Butuan City National Comprehensive High School		177,000	177,000
Butuan City School of Arts and Trades		1,471,000	1,471,000
Libertad National High School		834,000	834,000
Los Angeles National High School		347,000	347,000
Lumbocan National High School		275,000	275,000
San Vicente National High School		436,000	436,000
Taligaman National High School		670,000	670,000
Tungao National High School		505,000	505,000

Division of Cabadbaran City	18,895,000	2,993,000	21,888,000

Division Office - Proper	18,895,000	955,000	19,850,000
Cabadbaran City National High School		2,038,000	2,038,000

358	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Dinagat Island	70,010,000	6,118,000	76,128,000

Division Office - Proper	70,010,000	3,370,000	73,380,000
Albor National High School		395,000	395,000
Cagdianao National High School		427,000	427,000
Dinagat School of Fisheries		221,000	221,000
Don Ruben E. Ecleo, Sr. Memorial National High School		1,020,000	1,020,000
Liberty National High School		150,000	150,000
Ruben E. Ecleo, Sr. National High School		175,000	175,000
Tag-abaca National High School		199,000	199,000
Tubajon National High School		161,000	161,000

Division of Siargao	64,827,000	5,443,000	70,270,000

Division Office - Proper	64,827,000	2,479,000	67,306,000
Dapa National High School		942,000	942,000
Del Carmen National High School		257,000	257,000
Gen. Luna National High School		556,000	556,000
Pilar National High School		219,000	219,000
San Isidro National High School		208,000	208,000
Sapao National High School		306,000	306,000
Socorro National High School		476,000	476,000

Division of Surigao City	58,547,000	5,428,000	63,975,000

Division Office - Proper	58,547,000	2,332,000	60,879,000
Anomar National High School		234,000	234,000
Caraga Regional Science High School		683,000	683,000
Ipil National High School		273,000	273,000
Mat-i National High School		263,000	263,000
Surigao City National High School (San Juan National High School)		1,182,000	1,182,000
Taft National High School (Surigao City - Taft National High School Annex)		461,000	461,000

Division of Surigao del Norte	165,356,000	15,003,000	180,359,000

Division Office - Proper	165,356,000	4,052,000	169,408,000
Amando A. Fabio Memorial National High School (Sta. Cruz National High School)		662,000	662,000
Bacuag National Agro-Industrial School		327,000	327,000
Balite National High School		188,000	188,000
Campo National High School		343,000	343,000
Claver National High School		1,325,000	1,325,000
Gigaquit National School of Home Industries		507,000	507,000
Mainit National High School		502,000	502,000
Masgad National High School		150,000	150,000
Matin-ao National High School		476,000	476,000
Placer National High School		586,000	586,000
San Francisco National High School		543,000	543,000
Surigao del Norte National High School		3,575,000	3,575,000
Taganaan National High School (Asa National High School)		604,000	604,000
Timamana National High School		278,000	278,000
Toledo S. Pantilo, Sr. Memorial National High School		345,000	345,000
Tubod National Comprehensive High School		540,000	540,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	359
DEPARTMENT OF EDUCATION

Division of Surigao del Sur	267,606,000	23,085,000	290,691,000

Division Office - Proper	267,606,000	10,070,000	277,676,000
Adlay National High School		199,000	199,000
Anibongan National High School		150,000	150,000
Barcelona National High School		150,000	150,000
Barobo National High School		1,152,000	1,152,000
Cantilan National High School		1,412,000	1,412,000
Carmen Agricultural National High School		173,000	173,000
Carrascal National High School		678,000	678,000
Doña Carmen National High School		150,000	150,000
F.H. Irizari Memorial National High School		345,000	345,000
Felisberto Verrano National High School		290,000	290,000
Gamut National High School (Barobo)		175,000	175,000
Gamut National High School (Tago)		935,000	935,000
Hinatuan National Comprehensive High School		1,017,000	1,017,000
Lianga National Comprehensive High School		646,000	646,000
Lingig National High School		586,000	586,000
M. K. Yusingco National High School (Mandus National High School)		150,000	150,000
Madrid National High School		867,000	867,000
Marihatag National High School		150,000	150,000
Portlamon National High School		150,000	150,000
Purisima National High School		239,000	239,000
Salvacion National High School		150,000	150,000
San Miguel National Comprehensive High School		362,000	362,000
Solomon P. Lozada National High School		209,000	209,000
St. Christine National High School		357,000	357,000
Sto. Niño National High School		533,000	533,000
Tagasaka National High School		150,000	150,000
Tagbina National High School		872,000	872,000
Tidman National High School		175,000	175,000
Unidad National High School		593,000	593,000

Division of Tandag City	17,080,000	1,327,000	18,407,000

Division Office - Proper	17,080,000	150,000	17,230,000
Buenavista National High School		312,000	312,000
Tandag National Science High School		865,000	865,000

Government Assistance and Subsidies - Education Service Contracting (ESC) Program for Private Junior High School (per RA No. 8545)		11,236,101,000	11,236,101,000

National Capital Region (NCR)		11,236,101,000	11,236,101,000

Central Office		11,236,101,000	11,236,101,000

Government Assistance and Subsidies - Voucher Program for Private Senior High School (per RA No. 10533)		13,692,180,000	13,692,180,000

National Capital Region (NCR)		13,692,180,000	13,692,180,000

Central Office		13,692,180,000	13,692,180,000

360	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Government Assistance and Subsidies - Voucher Program for Non-DepEd Public High School (per RA No. 10533)		742,454,000	742,454,000

National Capital Region (NCR)		742,454,000	742,454,000

Central Office		742,454,000	742,454,000

Joint Delivery Voucher for Senior High School Technical Vocational and Livelihood Specializations		1,159,960,000	1,159,960,000

National Capital Region (NCR)		1,159,960,000	1,159,960,000

Central Office		1,159,960,000	1,159,960,000

Establishment and Operational Requirement of the National Academy of Sports	45,000,000	219,668,000	264,668,000

National Capital Region (NCR)	45,000,000	219,668,000	264,668,000

Central Office	45,000,000	219,668,000	264,668,000

Implementation of the Grant of Cash Allowance, Hardship Pay, Equivalent Record Form (ERF), Conversion to Master Teacher (MT) and Reclassification of Positions	3,216,484,000	4,365,407,000	7,581,891,000

National Capital Region (NCR)	35,939,000	388,205,000	424,144,000

Regional Office - NCR	35,939,000	388,205,000	424,144,000

Region I - Ilocos	104,657,000	239,730,000	344,387,000

Regional Office - I	104,657,000	239,730,000	344,387,000

Cordillera Administrative Region (CAR)	196,370,000	87,221,000	283,591,000

Regional Office - CAR	196,370,000	87,221,000	283,591,000

Region II - Cagayan Valley	137,948,000	171,066,000	309,014,000

Regional Office - II	137,948,000	171,066,000	309,014,000

Region III - Central Luzon	122,491,000	442,713,000	565,204,000

Regional Office - III	122,491,000	442,713,000	565,204,000

Region IVA - CALABARZON	264,378,000	522,489,000	786,867,000

Regional Office - IVA	264,378,000	522,489,000	786,867,000

Region IVB - MIMAROPA	379,494,000	169,318,000	548,812,000

Regional Office - IVB	379,494,000	169,318,000	548,812,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	361
DEPARTMENT OF EDUCATION

Region V - Bicol	284,542,000	337,971,000		622,513,000

Regional Office - V	284,542,000	337,971,000		622,513,000

Region V1 - Western Visayas	244,193,000	373,148,000		617,341,000

Regional Office - VI	244,193,000	373,148,000		617,341,000

Region VII - Central Visayas	139,038,000	361,639,000		500,677,000

Regional Office - VII	139,038,000	361,639,000		500,677,000

Region VIII - Eastern Visayas	249,872,000	268,013,000		517,885,000

Regional Office - VIII	249,872,000	268,013,000		517,885,000

Region IX - Zamboanga Peninsula	244,536,000	193,604,000		438,140,000

Regional Office - IX	244,536,000	193,604,000		438,140,000

Region X - Northern Mindanao	193,262,000	217,950,000		411,212,000

Regional Office - X	193,262,000	217,950,000		411,212,000

Region XI - Davao	259,598,000	224,545,000		484,143,000

Regional Office - XI	259,598,000	224,545,000		484,143,000

Region XII - SOCCSKSARGEN	194,468,000	215,811,000		410,279,000

Regional Office - XII	194,468,000	215,811,000		410,279,000

Region XIII - CARAGA	165,698,000	151,984,000		317,682,000

Regional Office - XIII	165,698,000	151,984,000		317,682,000

World Teachers’ Day Incentive Benefit	910,000,000			910,000,000

National Capital Region (NCR)	910,000,000			910,000,000

Central Office	910,000,000			910,000,000

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM	23,446,000	1,849,579,000	35,000,000	1,908,025,000

Human Resource Development for Personnel in Schools and Learning Centers	19,853,000	1,833,272,000	35,000,000	1,888,125,000

National Capital Region (NCR)	19,853,000	1,199,518,000	35,000,000	1,254,371,000

Central Office	19,853,000	1,158,060,000	35,000,000	1,212,913,000

Division of Caloocan		5,191,000		5,191,000
Division of Las Piñas		1,829,000		1,829,000
Division of Makati		1,582,000		1,582,000
Division of Malabon City		1,645,000		1,645,000
Division of Mandaluyong		1,160,000		1,160,000
Division of Manila		6,190,000		6,190,000
Division of Marikina		1,479,000		1,479,000

362	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Muntinlupa	1,602,000	1,602,000
Division of Navotas City	1,042,000	1,042,000
Division of Parañaque	1,947,000	1,947,000
Division of Pasay City	1,282,000	1,282,000
Division of Pasig City	2,523,000	2,523,000
Division of Quezon City	8,235,000	8,235,000
Division of San Juan City	320,000	320,000
Division of Taguig and Pateros	2,916,000	2,916,000
Division of Valenzuela	2,515,000	2,515,,000

Region I - Ilocos	38,972,000	38,972,000

Division of Alaminos City	668,000	668,000
Division of Batac City	387,000	387,000
Division of Candon City	436,000	436,000
Division of Dagupan City	981,000	981,000
Division of Ilocos Norte	4,137,000	4,137,000
Division of Ilocos Sur	5,674,000	5,674,000
Division of La Union	5,054,000	5,054,000
Division of Laoag City	664,000	664,000
Division of Pangasinan I	9,774,000	9,774,000
Division of Pangasinan II	8,041,000	8,041,000
Division of San Carlos City	1,335,000	1,335,000
Division of San Fernando City	577,000	577,000
Division of Urdaneta City	911,000	911,000
Division of Vigan City	333,000	333,000

Cordillera Administrative Region (CAR)	17,900,000	17,900,000

Division of Abra	3,024,000	3,024,000
Division of Apayao	1,759,000	1,759,000
Division of Baguio City	1,423,000	1,423,000
Division of Benguet	4,258,000	4,258,000
Division of Ifugao	2,526,000	2,526,000
Division of Kalinga	1,624,000	1,624,000
Division of Mt. Province	2,125,000	2,125,000
Division of Tabuk City	1,161,000	1,161,000

Region II - Cagayan Valley	30,657,000	30,657,000

Division of Batanes	265,000	265,000
Division of Cagayan	9,726,000	9,726,000
Division of Cauayan City	1,044,000	1,044,000
Division of Ilagan City	1,241,000	1,241,000
Division of Isabela	10,384,000	10,384,000
Division of Nueva Vizcaya	4,314,000	4,314,000
Division of Quirino	2,068,000	2,068,000
Division of Santiago City	800,000	800,000
Division of Tuguegarao City	815,000	815,000

Region III - Central Luzon	67,091,000	67,091,000

Division of Angeles City	1,960,000	1,960,000
Division of Aurora	2,078,000	2,078,000
Division of Balanga City	519,000	519,000
Division of Bataan	4,109,000	4,109,000
Division of Bulacan	12,066,000	12,066,000
Division of Cabanatuan City	1,520,000	1,520,000
Division of Gapan City	750,000	750,000
Division of Mabalacat City	1,195,000	1,195,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	363
DEPARTMENT OF EDUCATION

Division of Malolos City	1,100,000	1,100,000
Division of Meycauayan City	932,000	932,000
Division of Muñoz Science City	619,000	619,000
Division of Nueva Ecija	10,526,000	10,526,000
Division of Olongapo City	1,134,000	1,134,000
Division of Pampanga	9,734,000	9,734,000
Division of San Fernando City	1,413,000	1,413,000
Division of San Jose City	958,000	958,000
Division of San Jose del Monte City	2,449,000	2,449,000
Division of Tarlac	7,425,000	7,425,000
Division of Tarlac City	2,035,000	2,035,000
Division of Zambales	4,569,000	4,569,000

Region IVA - CALABARZON	75,554,000	75,554,000

Division of Antipolo City	3,308,000	3,308,000
Division of Bacoor City	1,783,000	1,783,000
Division of Batangas	11,900,000	11,900,000
Division of Batangas City	1,825,000	1,825,000
Division of Biñan City	1,281,000	1,281,000
Division of Cabuyao City	1,118,000	1,118,000
Division of Calamba City	2,084,000	2,084,000
Division of Cavite	8,351,000	8,351,000
Division of Cavite City	488,000	488,000
Division of Dasmariñas City	2,361,000	2,361,000
Division of General Trias City	1,340,000	1,340,000
Division of Imus City	1,479,000	1,479,000
Division of Laguna	7,123,000	7,123,000
Division of Lipa City	1,848,000	1,848,000
Division of Lucena City	1,490,000	1,490,000
Division of Quezon	13,810,000	13,810,000
Division of Rizal	9,437,000	9,437,000
Division of San Pablo City	1,615,000	1,615,000
Division of Sta. Rosa City	1,266,000	1,266,000
Division of Tanauan City	1,049,000	1,049,000
Division of Tayabas City	598,000	598,000

Region IVB - MIMAROPA	28,793,000	28,793,000

Division of Calapan City	928,000	928,000
Division of Marinduque	2,515,000	2,515,000
Division of Occidental Mindoro	4,684,000	4,684 000
Division of Oriental Mindoro	6,723,000	6,723,000
Division of Palaman	9,183,000	9,183,000
Division of Puerto Princesa City	1,672,000	1,672,000
Division of Romblon	3,088,000	3,088,000

Region V - Bicol	53,063,000	53,063,000

Division of Albay	7,633,000	7,633,000
Division of Camarines Norte	4,913,000	4,913,000
Division of Camarines Sur	14,872,000	14,872,000
Division of Catanduanes	3,056,000	3,056,000
Division of Iriga City	805,000	805,000
Division of Legazpi City	1,165,000	1,165,000
Division of Ligao City	984,000	984,000
Division of Masbate	8,876,000	8,876,000
Division of Masbate City	843,000	843,000

364	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Division of Naga City	1,099,000	1,099,000
Division of Sorsogon	6,533,000	6,533,000
Division of Sorsogon City	1,338,000	1,338,000
Division of Tabaco City	946,000	946,000

Region VI - Western Visayas	58,559,000	58,559,000

Division of Aklan	4,775,000	4,775,000
Division of Antique	6,183,000	6,183,000
Division of Bacolod City	2,460,000	2,460,000
Division of Bago City	1,063,000	1,063,000
Division of Cadiz City	1,123,000	1,123,000
Division of Capiz	5,615,000	5,615,000
Division of Escalante City	675,000	675,000
Division of Guimaras	1,469,000	1,469,000
Division of Himamaylan City	894,000	894,000
Division of Iloilo	15,291,000	15,291,000
Division of Iloilo City	2,017,000	2,017,000
Division of Kabankalan City	1,484,000	1,484,000
Division of La Carlota City	514,000	514,000
Division of Negros Occidental	9,731,000	9,731,000
Division of Passi City	658,000	658,000
Division of Roxas City	982,000	982,000
Division of Sagay City	1,142,000	1,142,000
Division of San Carlos City	1,078,000	1,078,000
Division of Silay City	779,000	779,000
Division of Sipalay City	626,000	626,000

Region VII - Central Visayas	53,457,000	53,457,000

Division of Bais City	653,000	653,000
Division of Bayawan City	1,247,000	1,247,000
Division of Bogo City	542,000	542,000
Division of Bohol	12,103,000	12,103,000
Division of Carcar City	811,000	811,000
Division of Cebu City	3,768,000	3,768,000
Division of Cebu Province	16,215,000	16,215,000
Division of Danao City	916,000	916,000
Division of Dumaguete City	590,000	590,000
Division of Guihulngan City	1,255,000	1,255,000
Division of Lapu-lapu City	2,009,000	2,009,000
Division of Mandaue City	1,453,000	1,453,000
Division of Naga City	702,000	702,000
Division of Negros Oriental	6,458,000	6,458,000
Division of Siguijor	899,000	899,000
Division of Tagbilaran City	467,000	467,000
Division of Talisay City	1,108,000	1,108,000
Division of Tanjay City	993,000	993,000
Division of Toledo City	1,268,000	1,268,000

Region VIII - Eastern Visayas	47,740,000	47,740,000

Division of Baybay City	976,000	976,000
Division of Biliran	1,784,000	1,784,000
Division of Borongan City	684,000	684,000
Division of Calbayog City	2,007,000	2,007,000
Division of Catbalogan City	854,000	854,000
Division of Eastern Samar	5,009,000	5,009,000
Division of Leyte	14,844,000	14,844,000
Division of Maasin City	774,000	774,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	365
DEPARTMENT OF EDUCATION

Division of Northern Samar	6,970,000	6,970,000
Division of Ormoc City	1,607,000	1,607,000
Division of Samar	7,247,000	7,247,000
Division of Southern Leyte	3,650,000	3,650,000
Division of Tacloban City	1,334,000	1,334,000

Region IX - Zamboanga Peninsula	32,994,000	32,994,000

Division of Dapitan City	751,000	751,000
Division of Dipolog City	851,000	851,000
Division of Isabela City	985,000	985,000
Division of Pagadian City	1,244,000	1,244,000
Division of Zamboanga City	5,380,000	5,380,000
Division of Zamboanga del Norte	8,756,000	8,756,000
Division of Zamboanga del Sur	8,841,000	8,841,000
Division of Zamboanga Sibugay	6,186,000	6,186,000

Region X - Northern Mindanao	37,262,000	37,262,000

Division of Bukidnon	9,733,000	9,733,000
Division of Cagayan de Oro City	3,262,000	3,262,000
Division of Camiguin	846,000	846,000
Division of El Salvador City	360,000	360,000
Division of Gingoog City	1,210,000	1,210,000
Division of Iligan City	2,194,000	2,194,000
Division of Lanao del Norte	5,223,000	5,223,000
Division of Malaybalay City	1,320,000	1,320,000
Division of Misamis Occidental	3,622,000	3,622,000
Division of Misamis Oriental	5,890,000	5,890,000
Division of Oroquieta City	629,000	629,000
Division of Ozamiz City	928,000	928,000
Division of Tangub City	697,000	697,000
Division of Valencia City	1,348,000	1,348,000

Region XI - Davao	34,840,000	34,840,000

Division of Davao de Oro	5,885,000	5,885,000
Division of Davao City	8,709,000	8,709,000
Division of Davao del Norte	3,749,000	3,749,000
Division of Davao del Sur	3,778,000	3,778,000
Division of Davao Occidental	2,981,000	2,981,000
Division of Davao Oriental	4,208,000	4,208,000
Division of Digos City	1,040,000	1,040,000
Division of Island Garden City of Samal	878,000	878,000
Division of Mati City	1,081,000	1,081,000
Division of Panabo City	1,186,000	1,186,000
Division of Tagum City	1,345,000	1,345,000

Region XII - SOCCSKSARGEN	31,951,000	31,951,000

Division of Cotabato	9,759,000	9,759,000
Division of General Santos City	3,224,000	3,224,000
Division of Kidapawan City	1,079,000	1,079,000
Division of Koronadal City	1,061,000	1,061,000
Division of Sarangani	4,754,000	4,754,000
Division of South Cotabato	5,824,000	5,824,000
Division of Sultan Kudarat	5,626,000	5,626,000
Division of Tacurong City	624,000	624,000

366	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XIII - CARAGA				24,921,000				24,921,000

Division of Agusan del Norte				2,668,000				2,668,000
Division of Agusan del Sur				6,089,000				6,089,000
Division of Bayugan City				941,000				941,000
Division of Bislig City				840,000				840,000
Division of Butuan City				2,388,000				2,388,000
Division of Cabadbaran City				540,000				540,000
Division of Dinagat Island				1,307,000				1,307,000
Division of Siargao				1,416,000				1,416,000
Division of Surigao City				1,128,000				1,128,000
Division of Surigao del Norte				2,170,000				2,170,000
Division of Surigao del Sur				4,964,000				4,964,000
Division of Tandag City				470,000				470,000

Teacher Quality and Development Program		3,593,000		16,307,000				19,900,000

National Capital Region (NCR)		3,593,000		16,307,000				19,900,000

Central Office		3,593,000		16,307,000				19,900,000

Sub-total, Operations		428,573,310,000		90,737,750,000		19,407,247,000		538,718,307,000

TOTAL NEW APPROPRIATIONS	₱	437,719,492,000	₱	99,184,395,000	₱	19,477,247,000	₱	556,381,134,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	314,407,962
Creation of New Positions	5,962,554
Reclassification of Positions	294,892

Total Permanent Positions	320,665,408

Other Compensation Common to All
Personnel Economic Relief Allowance	22,306,140
Representation Allowance	70,626
Transportation Allowance	67,926
Clothing and Uniform Allowance	5,576,544
Honoraria	432,797
Mid-Year Bonus - Civilian	26,200,694
Year End Bonus	26,200,694
Cash Gift	4,647,120
Productivity Enhancement Incentive	4,647,120
Step Increment	785,992

Total Other Compensation Common to All	90,935,653

DECEMBER 28, 2020	OFFICIAL GAZETTE	367
DEPARTMENT OF EDUCATION

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	583,451
Special Hardship Allowance	2,152,162
Lump-sum for Equivalent Record Form	504,727
Lump-sum for Master Teachers	264,703
Lump-sum for filling of Positions - Civilian	9,335,434
Other Personnel Benefits	910,000

Total Other Compensation for Specific Groups	13,750,477

Other Benefits
PAG-IBIG Contributions	1,115,349
PhilHealth Contributions	4,178,522
Employees Compensation Insurance Premiums	1,115,349
Loyaty Award - Civilian	41,191
Terminal Leave	1,628,374

Total Other Benefits	8,078,785

Non-Permanent Positions	4,289,169

Total Personnel Services	437,719,492

Maintenance and Other Operating Expenses
Travelling Expenses	2,858,041
Training and Scholarship Expenses	4,925,172
Supplies and Materials Expenses	43,019,348
Utility Expenses	4,387,590
Communication Expenses	2,209,704
Awards/Rewards and Prizes	39,092
Survey, Research, Exploration and Development Expenses	137,182
Demolition/Relocation and Desilting/Dredging Expenses	303
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	13,849
Professional Services	441,827
General Services	1,589,917
Repairs and Maintenance	3,008,829
Financial Assistance/Subsidy	35,055,207
Taxes, Insurance Premiums and Other Fees	297,622
Labor and Wages	111,012
Other Maintenance and Operating Expenses
Advertising Expenses	8,754
Printing and Publication Expenses	361,885
Representation Expenses	138,847
Transportation and Delivery Expenses	77,533
Rent/Lease Expenses	362,946
Membership Dues and Contributions to Organizations	1,770
Subscription Expenses	26,043
Donations	10
Other Maintenance and Operating Expenses	111,912

Total Maintenance and Other Operating Expenses	99,184,395

Total Current Operating Expenditures	536,903,887

368	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	65,000
Buildings and Other Structures	13,303,981
Machinery and Equipment Outlay	6,098,266
Transportation Equipment Outlay	10,000

Total Capital Outlays	19,477,247

TOTAL NEW APPROPRIATIONS	556,381,134

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

For general administration and support, and operations, as indicated hereunder	₱	109,041,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,622,000	₱	16,037,000	₱	1,260,000	₱	32,919,000
Operations				76,122,000				76,122,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				76,122,000				76,122,000

TOTAL NEW APPROPRIATIONS	₱	15,622,000	₱	92,159,000	₱	1,260,000	₱	109,041,000

Special Provision(s)

1.    Establishment of National Child Development Centers. In addition to the amounts appropriated herein, Sixty Four Million One Hundred Seventy Seven Thousand Pesos (₱64,177,000) shall be used for the establishment of National Child Development Centers and the conversion of existing day care centers into Child Development Centers in various LGUs sourced from the contributions of PAGCOR in accordance with R.A. No. 10410.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. of 1987.

2.    Reporting and Posting Requirements. The Early Childhood Care and Development Council (ECCDC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) ECCDC’s website.

The ECCDC shall send written notice when said reports have been submitted or posted on its website to the DBM. House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing Laws,, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	369
DEPARTMENT OF EDUCATION

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,622,000	₱	16,037,000	₱	1,260,000	₱	32,919,000

Sub-total, General Administration and Support		15,622,000		16,037,000		1,260,000		32,919,000

Operations
Readiness of Filipino Children for Kindergarten Achieved				76,122,000				76,122,000

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM				76,122,000				76,122,000

Development of Policies, Standards and Guidelines				3,118,000				3,118,000
Capacity-building and institutional development of intermediaries and other partners				22,908,000				22,908,000
Accreditation of ECCD Service Providers				96,000				96,000
Establishment of National Child Development Centers				50,000,000				50,000,000

Sub-total, Operations				76,122,000				76,122,000

TOTAL NEW APPROPRIATIONS	₱	15,622,000	₱	92,159,000	₱	1,260,000	₱	109,041,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,186

Total Permanent Positions	2,186

Other Compensation Common to All
Personnel Economic Relief Allowance	24
Representation Allowance	132

370	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Clothing and Uniform Allowance	6
Mid-Year Bonus - Civilian	182
Year End Bonus	182
Cash Gift	5
Productivity Enhancement Incentive	5
Step Increment	5

Total Other Compensation Common to All	541

Other Benefits
PAG-IBIG Contributions	1
PhilHealth Contributions	7
Employees Compensation Insurance Premiums	1

Total Other Benefits	9

Non-Permanent Positions	12,886

Total Personnel Services	15,622

Maintenance and Other Operating Expenses
Travelling Expenses	1,050
Training and Scholarship Expenses	24,058
Supplies and Materials Expenses	855
Utility Expenses	870
Communication Expenses	1,710
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	8,039
Repairs and Maintenance	760
Financial Assistance/Subsidies	50,000
Taxes, Insurance Premiums and Other Fees	119
Other Maintenance and Operating Expenses
Printing and Publication Expenses	250
Rent/Lease Expenses	2,670
Other Maintenance and Operating Expenses	1,580

Total Maintenance and Other Operating Expenses	92,159

Total Current Operating Expenditures	107,781

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,260

Total Capital Outlays	1,260

TOTAL NEW APPROPRIATIONS	109,041

C. NATIONAL BOOK DEVELOPMENT BOARD

For general administration and support, and operations, as indicated hereunder	₱	87,210,000

New Appropriations, by Program

DECEMBER 28, 2020	OFFICIAL GAZETTE	371

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,598,000	₱	13,917,000	₱	3,720,000	₱	32,235,000
Operations		9,590,000		45,385,000				54,975,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		9,590,000		45,385,000				54,975,000

TOTAL NEW APPROPRIATIONS	₱	24,188,000	₱	59,302,000	₱	3,720,000	₱	87,210,000

Special Provision(s)

1.    Interest Income of the National Book Development Trust Fund. The interest income of the National Book Development Trust Fund shall be used as grant to Filipino authors, especially in science and technology and in subject areas with none or few local authors, which shall be allocated equitably among the regions in accordance with R.A. No. 9521. In no case shall any part of the seed capital, including earnings thereof be used as overhead expenses for the administration of said fund.

2.    Reporting and Posting Requirements. The National Book Development Board (NBDB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NBDB’s website.

The NBDB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,277,000	₱	13,917,000	₱	3,720,000	₱	31,914,000
Administration of Personnel Benefits		321,000						321,000

Sub-total, General Administration and Support		14,598,000		13,917,000		3,720,000		32,235,000

372	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Local book publishing industry developed		9,590,000		45,385,000				54,975,000

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM		9,590,000		45,385,000				54,975,000

Capacity building and trade promotion incentives		5,800,000		38,323,000				44,123,009
Administration of awards, grants and incentives		3,090,000		2,233,000				5,323,000
Policy development, research, information system management, and information campaign		700,000		4,829,000				5,529,000

Sub-total, Operations		9,590,000		45,385,000				54,975,000

TOTAL NEW APPROPRIATIONS	₱	24,188,000	₱	59,302,000	₱	3,720,000	₱	87,210,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	17,399

Total Permanent Positions	17,399

Other Compensation Common to All
Personnel Economic Relief Allowance	768
Representation Allowance	438
Transportation Allowance	438
Clothing and Uniform Allowance	192
Honoraria	1,128
Mid-Year Bonus - Civilian	1,449
Year End Bonus	1,449
Cash Gift	160
Productivity Enhancement Incentive	160
Step Increment	43

Total Other Compensation Common to All	6,225

Other Benefits
PAG-IBIG Contributions	38
PhilHealth Contributions	167
Employees Compensation Insurance Premiums	38
Terminal Leave	321

Total Other Benefits	564

Total Personnel Services	24,188

DECEMBER 28, 2020	OFFICIAL GAZETTE	373

DEPARTMENT OF EDUCATION

Maintenance and Other Operating Expenses
Travelling Expenses	13,387
Training and Scholarship Expenses	358
Supplies and Materials Expenses	2,237
Utility Expenses	1,308
Communication Expenses	2,414
Awards/Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	3,300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	5,237
General Services	3,506
Repairs and Maintenance	196
Financial Assistance/Subsidy	1,500
Taxes, Insurance Premiums and Other Fees	185
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,224
Representation Expenses	4,537
Transportation and Delivery Expenses	443
Rent/Lease Expenses	17,394
Subscription Expenses	340
Total Maintenance and Other Operating Expenses	59,302

Total Current Operating Expenditures	83,490

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,070
Transportation Equipment Outlay	2,600
Furniture, Fixtures and Books Outlay	50

Total Capital Outlays	3,720

TOTAL NEW APPROPRIATIONS	87,210

D. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

For general administration and support, and operations, as indicated hereunder	₱	25,076,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	3,316,000	₱	1,900,000		₱	5,216,000
Operations		4,036,000		15,824,000			19,860,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		4,036,000		15,824,000			19,860,000

TOTAL NEW APPROPRIATIONS	₱	7,352,000	₱	17,724,000		₱	25,076,000

374	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Special Provision(s)

1. Interest Income of the National Endowment Fund for Children’s Television. The interest income of the National Endowment Fund for Children’s Television shall be used as grant to qualified producers and organizations of proven track record in the production of high quality children’s television programs, with priority given to independent producers and organizations in accordance with Section 12 of R.A. No. 8370.

2. Reporting and Posting Requirements. The National Council for Children’s Television (NCCT) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NCCT’s website.

The NCCT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	3,316,000	₱	1,900,000		₱	5,216,000

Sub-total, General Administration and Support		3,316,000		1,900,000			5,216,000

Operations
Quality Child-Friendly Television Programs Promoted		4,036,000		15,824,000			19,860,000

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM		4,036,000		15,824,000			19,860,000

Child-Friendly Television Development Services		4,036,000		15,824,000			19,860,000

Sub-total, Operations		4,036,000		15,824,000			19,860,000

TOTAL NEW APPROPRIATIONS	₱	7,352,000	₱	17,724,000		₱	25,076,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 28, 2020	OFFICIAL GAZETTE	375
DEPARTMENT OF EDUCATION

Permanent Positions
Basic Salary	3,384

Total Permanent Positions	3,384

Other Compensation Common to All
Personnel Economic Relief Allowance	120
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	30
Mid-Year Bonus - Civilian	282
Year End Bonus	282
Cash Gift	25
Per Diems	323
Productivity Enhancement Incentive	25
Step Increment	9

Total Other Compensation Common to All	1,312

Other Benefits
PAG-IBIG Contributions	6
PhilHealth Contributions	28
Employees Compensation Insurance Premiums	6

Total Other Benefits	40

Non-Permanent Positions	2,616

Total Personnel Services	7,352

Maintenance and Other Operating Expenses
Training and Scholarship Expenses	7,824
Supplies and Materials Expenses	205
Utility Expenses	3,010
Communication Expenses	2,172
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	1,157
Repairs and Maintenance	60
Taxes, Insurance Premiums and Other Fees	30
Other Maintenance and Operating Expenses
Representation Expenses	30
Transportation and Delivery Expenses	50
Rent/Lease Expenses	3,000
Subscription Expenses	25
Other Maintenance and Operating Expenses	25

Total Maintenance and Other Operating Expenses	17,724

Total Current Operating Expenditures	25,076

TOTAL NEW APPROPRIATIONS	25,076

376	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

E. NATIONAL MUSEUM OF THE PHILIPPINES

For general administration and support, support to operations, and operations, as indicated hereunder	₱	537,442,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	42,321,000	₱	145,970,000	₱	₱	188,291,000
Support to Operations		520,000		704,000			1,224,000
Operations		136,454,000		129,360,000	82,113,000		347,927,000

MUSEUMS PROGRAM		136,454,000		129,360,000	82,113,000		347,927,000

TOTAL NEW APPROPRIATIONS	₱	179,295,000	₱	276,034,000	82,113,000	₱	537,442,000

Special Provision(s)

1. Use of Income. In addition to the amounts appropriated herein, the National Museum of the Philippines (NMP) is authorized to use its income sourced from all its operations nationwide and overseas to constitute the National Museum Income Fund to be expended for any purpose in benefit of the NMP in accordance with Section 19 of R.A. No. 11333, subject to guidelines as may be issued jointly by the DBM and the NMP.

2. Reporting and Posting Requirements. The NMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NMP’s website.

The NMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	40,907,000	₱	145,970,000		₱	186,877,000
Administration of Personnel Benefits		1,414,000					1,414,000

Sub-total, General Administration and Support		42,321,000		145,970,000			188,291,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	377
DEPARTMENT OF EDUCATION

Support to Operations
Project Monitoring and Evaluation Services		520,000		704,000				1,224,000

Sub-total, Support to Operations		520,000		704,000				1,224,000

Operations
Management and preservation of museums, collections, and cultural properties strengthened		136,454,000		129,360,000		82,113,000		347,927,000

MUSEUMS PROGRAM		136,454,000		129,360,000		82,113,000		347,927,000

Management and Development of the National Collections and Related Knowledge Resources (including Participation to International Meetings and Conferences)		116,845,000		85,442,000		27,113,000		229,400,000
Restoration, Preservation, Protection and Development of Cultural Property		19,609,000		43,918,000				63,527,000
Projects						55,000,000		55,000,000

Locally-Funded Projects						55,000,000		55,000,000

Development of the National Museum Complex in Manila- Phase 1 (to implement Republic Act No. 11333)						40,000,000		40,000,000
Highly urgent repair of the Church of Our Lady of Caysasay and associated structures, a declared national cultural treasure in Taal, Batangas						15,000,000		15.000,000

Sub-total, Operations		136,454,000		129,360,000		82,113,000		347,927,000

TOTAL NEW APPROPRIATIONS	₱	179,295,000	₱	276,034,000	₱	82,113,000	₱	537,442,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	134,391

Total Permanent Positions	134,391

Other Compensation Common to All
Personnel Economic Relief Allowance	9,120
Representation Allowance	876
Transportation Allowance	876
Clothing and Uniform Allowance	2,280
Mid-Year Bonus - Civilian	11,200

378	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Year End Bonus	11,200
Cash Gift	1,900
Productivity Enhancement Incentive	1,900
Step Increment	336

Total Other Compensation Common to All	39,688

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	45
Anniversary Bonus - Civilian	1,143

Total Other Compensation for Specific Groups	1,188

Other Benefits
PAG-IBIG Contributions	456
PhilHealth Contributions	1,622
Employees Compensation Insurance Premiums	456
Loyalty Award - Civilian	80
Terminal Leave	1,414

Total Other Benefits	4,028

Total Personnel Services	179,295

Maintenance and Other Operating Expenses
Travelling Expenses	5,300
Training and Scholarship Expenses	600
Supplies and Materials Expenses	10,654
Utility Expenses	62,000
Communication Expenses	1,819
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	498
Professional Services	500
General Services	148,773
Repairs and Maintenance	28,964
Taxes, Insurance Premiums and Other Fees	16,563
Other Maintenance and Operating Expenses
Advertising Expenses	48
Printing and Publication Expenses	200
Representation Expenses	100
Subscription Expenses	4
Other Maintenance and Operating Expenses	11

Total Maintenance and Other Operating Expenses	276,034

Total Current Operating Expenditures	455,329

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	55,000
Heritage Assets	27,113

Total Capital Outlays	82,113

TOTAL NEW APPROPRIATIONS	537,442

DECEMBER 28, 2020	OFFICIAL GAZETTE	379
DEPARTMENT OF EDUCATION

F.    PHILIPPINE HIGH SCHOOL FOR THE ARTS

For general administration and support, and operations, as indicated hereunder	₱	114,754,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	16,608,000	₱	32,439,000	₱	15,950,000	₱	64,997,000
Operations		14,439,000		33,243,000		2,075,000		49,757,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		14,439,000		33,243,000		2,075,000		49,757,000

TOTAL NEW APPROPRIATIONS	₱	31,047,000	₱	65,682,000	₱	18,025,000	₱	114,754,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine High School for the Arts (PHSA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PHSA’s website.

The PHSA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operatinq Expenditure
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	14,886,000	₱	32,439,000	₱	15,950,000	₱	63,275,000
Administration of Personnel Benefits		1,722,000						1,722,000

Sub-total, General Administration and Support		16,608,000		32,439,000		15,950,000		64,997,000

380	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Access of artistically gifted students to complete quality secondary education achieved		14,439,000		33,243,000		2,075,000		49,757,000

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM		14,439,000		33,243,000		2,075,000		49,757,000

Operation of Philippine High School for the Arts including outreach, screening, student exchange program with other countries and production activities		14,439,000		33,243,000		2,075,000		49,757,000

Sub-total, Operations		14,439,000		33,243,000		2,075,000		49,757,000

TOTAL NEW APPROPRIATIONS	₱	31,047,000	₱	65,682,000	₱	18,025,000	₱	114,754,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,384

Total Permanent Positions	22,384

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	210
Transportation Allowance	210
Clothing and Uniform Allowance	318
Honoraria	186
Mid-Year Bonus - Civilian	1,865
Year End Bonus	1,865
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	56

Total Other Compensation Common to All	6,512

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilian	1,722

Total Other Compensation for Specific Groups	1,722

Other Benefits
PAG-IBIG Contributions	63
PhilHealth Contributions	263
Employees Compensation Insurance Premiums	63
Loyalty Award - Civilian	40

Total Other Benefits	429

DECEMBER 28, 2020	OFFICIAL GAZETTE	381
DEPARTMENT OF EDUCATION

Total Personnel Services	31,047

Maintenance and Other Operating Expenses
Travelling Expenses	3,842
Training and Scholarship Expenses	4,800
Supplies and Materials Expenses	19,543
Utility Expenses	4,635
Communication Expenses	1,476
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	6,194
General Services	18,452
Repairs and Maintenance	3,141
Taxes, Insurance Premiums and Other Fees	920
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	360
Representation Expenses	200
Transportation and Delivery Expenses	5
Rent/Lease Expenses	1,701
Membership Dues and Contributions to Organizations	30
Subscription Expenses	145
Other Maintenance and Operating Expenses	92

Total Maintenance and Other Operating Expenses	65,682

Total Current Operating Expenditures	96,729

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	260
Machinery and Equipment Outlay	7,025
Transportation Equipment Outlay	10,500
Furniture, Fixtures and Books Outlay	240

Total Capital Outlays	18,025

TOTAL NEW APPROPRIATIONS	114,754

382	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

DEPARTMENT OF EDUCATION

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. Office of the Secretary	₱	437,719,492,000	₱	99,184,395,000	₱	19,477,247,000	₱	556,381,134,000
B. Early Childhood Care and Development Council		15,622,000		92,159,000		1,260,000		109,041,000
C. National Book Development Board		24,188 ,000		59,302,000		3,720,000		87,210,000
D. National Council for Children’s Television		7,352,000		17,724,000				25,076,000
E. National Museum of the Philippines		179,295,000		276,034,000		82,113,000		537,442,000
F. Philippine High School for the Arts		31,047,000		65,682,000		18,025,000		114,754,000

Total New Appropriations, Department of Education	₱	437,976,996,000	₱	99,695,296,000	₱	19,582,365,000	₱	557,254,657,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	383
STATE UNIVERSITIES AND COLLEGES

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

(The National University)

For general administration and support, support to operations, and operations, including locally-funded project(s) and the operation of the Philippine General Hospital, as indicated hereunder	₱	21,503,170,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,285,888,000	₱	519,376,000	₱		₱	1,805,264,000
Support to Operations		471,652,000		13,860,000				485,512,000
Operations		11,180,474,000		6,058,880,000		1,973,040,000		19,212,394,000

HIGHER EDUCATION PROGRAM		6,917,948,000		2,215,169,000		769,140,000		9,902,257,000
ADVANCED EDUCATION PROGRAM		991,431,000		295,973,000				1,287,404,000
RESEARCH PROGRAM		476,536,000		277,367,000				753,903,000
TECHNICAL ADVISORY EXTENSION PROGRAM		281,918,000		114,753,000				396,671,000
HOSPITAL SERVICES PROGRAM		2,512,641,000		3,155,618,000		1,203,900,000		6,872,159,000

TOTAL NEW APPROPRIATIONS	₱	12,938,014,000	₱	6,592,116,000	₱	1,973,040,000	₱	21,503,170,000

Special Provision(s)

1. Legal Research Fund. The Legal Research Fund shall be used in support of the University of the Philippines Law Center sourced from one percent (II) of the filing fees collected by courts as well as agencies or tribunals exercising quasi-judicial functions, in accordance with L.0.I No. 1182 dated December 16, 1981 and Section 4 of R.A. No. 3870, as amended by P.O. Nos. 200 and 1856.

Disbursements or expenditures by the UPS in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.0. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Appropriations of the University of the Philippines System. The appropriations authorized herein for the UPS shall be released and disbursed in accordance with the provisions of R.A. No. 9500, budgeting, accounting, and auditing rules and regulations.

3. Reporting and Posting Requirements. The UPS shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a . URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

b. UPS’ website

The UPS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Project(s). The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

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GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,018,916,000	₱	519,376,000	₱		₱	1,538,292,000
Administration of Personnel Benefits		266,972,000						266,972,000

Sub-total, General Administration and Support		1,285,888,000		519,376,000				1,805,264,000

Support to Operations
Auxiliary Services		471,652,000		13,860,000				485,512,000

Sub-total, Support to Operations		471,652,000		13,860,000				485,512,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		6,917,948,000		2,215,169,000		769,140,000		9,902,257,000

HIGHER EDUCATION PROGRAM		6,917,948,000		2,215,169,000		769,140,000		9,902,257,000

Provision of Higher Education Services		6,866,375,000		1,682,900,000		24,140,000		8,573,415,000
Project(s)
Locally-Funded Project(s)		51,573,000		532,269,000		745,000,000		1,328,842,000

Additional Facilities in Several Campuses, UP System				100,000,000				100,000,000
Preparation of the Detailed Architectural and Engineering Designs (DAED) and Other Plans for the Proposed Buildings in UP Campuses, UP System				100,000,000				100,000,000
Scholarship for the Mobility for Vigor and Excellence (MOVE UP) Program, UP System				25,000,000				25,000,000
Funding Requirements for the Institute of Creative Writing, UP Diliman				4,497,000				4,497,000
Maintenance and Other Operating Expenses for newly constructed buildings and newly created Programs, UP Diliman				50,000,000				50,000,000
Funding Requirements for the Science Society Program of the College of Science to develop Graduate Courses on Science, Technology and Society and Science Policy for National Development, UP Diliman				5,000,000				5,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	385
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development		1,000,000		1,000,000
Fellowship/Academic Grants for the Short-term Faculty Enhancement Programs		10,000,000		10,000,000
Funding Assistance to Athletes and Athletic Programs of the UP College of Human Kinetics		30,000,000		30,000,000
Maintenance Requirements for the University Bus		500,000		500,000
Funding Requirements for the UP Law Center Institute for Governance and Law Reform		5,000,000		5,000,000
Funding Requirements for the College of Dentistry, UP Manila		4,867,000		4,867,000
Funding Requirements for Davao City UP Mindanao Sports Complex		30,505,000		30,505,000
ICT Connection and Other Equipment		500,000		500,000
Implementation of the National Vision Screening Act (R.A. No. 11358) including P40 Million for the vision screening and training kits for teachers in public schools, Philippine Eye Research Institute, National Health Institute, UP Manila		50,000,000		50,000,000
Provision of additional counselling and mental health services to students and faculty members, learning assistance and tutorials and technical assistance, complementary to the current measures on online learning		2,000,000		2,000,000
Module Development and intensive training aimed at enriching existing programs at the undergraduate levels, including the University’s Senior High School Curriculum and Extension Programs		10,000,000		10,000,000
Learning management system development to conduct and support of online classes		5,000,000		5,000,000
Review and updating of UP-Visayas Masterplan for Miag-ao, Iloilo City and Tacloban campuses		2,500,000		2,500,000
Occular Visits to UP Properties under the jurisdiction of UP-Visayas		500,000		500,000
Land consolidation and titling of UP-Visayas Iloilo and Miag-ao Campuses		1,000,000		1,000,000
Development of management program for efficient consolidation of reports		500,000		500,000
Procurement of electrical equipment and laboratory supplies of the Regional Research Center, UP Visayas		4,000,000		4,000,000
Equipment for Health Sciences Center of the UP National Institute of Health, UP Manila			50,000,000	50,000,000
Additional Funding to Increase Carrying Capacity, College of Medicine, UP Manila	40,077,000	39,000,000	30,000,000	109,077,000

386	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Additional Funding to Increase Carrying Capacity, School of Health Sciences, UP Manila	5,496,000	900,000	5,000,000	11,396,000
Construction of Balay Atleta, Student Athletes’ Dorm Phase I, UP Diliman			50,000,000	50,000,000
Construction of the Learning Commons Annex, Phase I, UP Cebu			30,000,000	30,000,000
Construction of Microbial Bank, UPLB Institute of Molecular Biology and Biotechnology (BIOTECH), UP Los Baños			50,000,000	50,000,000
Procurement of Laboratory Equipment, UPLB Institute of Molecular Biology and Biotechnology (BIOTECH), UP Los Baños			25,000,000	25,000,000
Acquisition of Fire Detection Alarm System and Sprinkler System, UP SHS Baler Campus, UP Manila			3,000,000	3,000,000
Construction of Birthing Center, UP SHS Baler Campus, UP Manila			3,000,000	3,000,000
Construction/Repair/Rehabilitation of Perimeter Fence and Campus Road Network, UP SHS Baler Campus, UP Manila			20,000,000	20,000,000
Computational Research Program, Institute of Math, UP Diliman			5,000,000	5,000,000
Student Support and Development Program, College of Law, UP Diliman		5,000,000		5,000,000
Big Data Analytics Program, Computational and Data Center, UP System			50,000,000	50,000,000
Philippine Genomic Information and Resource Hub, UP System			30,000,000	30,000,000
Construction of Academic Commons, UP Diliman			30,000,000	30,000,000
Construction of Multi-Purpose Building Phase 7, UP Mindanao, Davao City			100,000,000	100,000,000
Construction of Multi-Purpose Building Phase 8, UP Mindanao, Davao City			100,000,000	100,000,000
Construction of Power Supply Station, UP Mindanao, Davao City			35,000,000	35,000,000
Improvement of Multi-Purpose Building, UP Sports Complex, UP Mindanao, Davao City			35,000,000	35,000,000
Conduct of Academic Research on Pandemic		5,000,000		5,000,000
Conduct of Policy Studies on Pandemics, Science Society Program, College of Science, UP Diliman		5,000,000		5,000,000
Purchase of Sports, Wellness, Physical Therapy, and Academic Equipment for Athletes			5,000,000	5,000,000
Futures Thinking Research and Innovations for Food System and Food Security, UP Los Banos		5,000,000		5,000,000
Purchase of Information and Communications Technology (ICT) Equipment, UP Visayas			5,000,000	5,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	387
STATE UNIVERSITIES AND COLLEGES

Newborn Screening Continuity Clinic (NBSCC), National Institute of Health, UP Manila			20,000,000	20,000,000
Establishment and Operation of the UP College of Medicine Simulation Center, UP Manila	6,000,000	30,000,000	64,000,000	100,000,000
Higher education research improved to promote economic productivity and innovation	1,467,967,000	573,340,000		2,041,307,000

ADVANCED EDUCATION PROGRAM	991,431,000	295,973,000		1,287,404,000

Provision of Advanced Education Services	991,431,000	295,973,000		1,287,404,000
RESEARCH PROGRAM	476,536,000	277,367,000		753,903,000

Conduct of Research Services	476,536,000	211,367,000		687,903,000
Project(s)
Locally-Funded Project(s)		66,000,000		66,000,000

Policy Studies for Political and Administrative Reform, UP System		3,000,000		3,000,000
Capability Building for Policy Research in Congress NCPAG, UP Diliman		3,000,000		3,000,000
Enhancement of Research, Development, and Public Service Programs, BIOTECH		60,000,000		60,000,000
Community engagement increased	281,918,000	114,753,000		396,671,000

TECHNICAL ADVISORY EXTENSION PROGRAM	281,918,000	114,753,000		396,671,000

Provision of Extension Services	281,918,000	74,247,000		356,165,000
Project(s)
Locally-Funded Project(s)		40,506,000		40,506,000

Revival of PAHINUNGOD Program, UP System		10,000,000		10,000,000
UP-NCPAG Capability Development for Vice-Governors		5,000,000		5,000,000
Training for Local Government Officials		5,000,000		5,000,000
Funding Requirements for the UP Legislature Liaison Program		2,000,000		2,000,000
24th East Asian Forum of Nursing Scholars (EAFONS) Conference (College of Nursing, UP Manila)		5,200,000		5,200,000
International Conference Migration and Climate Action (UP-CIFAL Philippines)		3,289,000		3,289,000
International Conference on Human Settlements Planning and Development (ICHSPD) (College of Human Ecology, UP Los Baños]		5,878,000		5,878,000

388	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

4th International Conference on Open and Distance e-Learning (ICODEL)				2,000,000				2,000,000
Concept Note Harmonization of Nutrition and Dietics Curricula in the ASEAN				2,139,000				2,139,000
Quality medical education and hospital services ensured		2,512,641,000		3,155,618,000		1,203,900,000		6,872,159,000

HOSPITAL SERVICES PROGRAM		2,512,641,000		3,155,618,000		1,203,900,000		6,872,159,000

Provision of Medical Services		2,512,641,000		2,525,618,000		455,500,000		5,493,759,000
Project(s)
Locally-Funded Project(s)				630,000,000		748,400,000		1,378,400,000

Provision for Medical Assistance for Indigent Patients, UP PGH				500,000,000				500,000,000
Advancement of Research Publication/Training				30,000,000				30,000,000
Procurement of 2D Echocardiogram Machine, UP-PGH						16,000,000		16,000,000
Procurement of Endobronchial Ultrasound System, UP PGH						30,000,000		30,000,000
Procurement of Oxygenation Machine Spectral Domain Optical Tomography, UP-PGH						10,000,000		10,000,000
Procurement of Extracorporeal Membrane Oxygenator, UP-PGH						10,000,000		10,000,000
Procurement of Mechanical Ventilators, UP-PGH						22,400,000		22,400,000
Procurement of Portable 3D C-Arm with Radiolucent Operating Table, UP-PGH						35,000,000		35,000,000
Multi-Specialities Facility, UP-PGH						600,000,000		600,000,000
PGH-Diliman-Detailed Architectural and Engineering Design Plan, including Relocation Cost of Informal Settlers, UP-PGH				100,000,000				100,000,000
Hospital Information System, UP-PGH						25,000,000		25,000,000

Sub-total, Operations		11,180,474,000		6,058,880,000		1,973,040,000		19,212,394,000

TOTAL NEW APPROPRIATIONS	₱	12,938,014,000	₱	6,592,116,000	₱	1,973,040,000	₱	21,503,170,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,561,774

Total Salaries andd Other Lump-Sums	9,561,774

DECEMBER 28, 2020	OFFICIAL GAZETTE	389
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	308,988
Representation Allowance	9,000
Transportation Allowance	7,782
Clothing and Uniform Allowance	78,078
Honoraria	208,514
Mid-Year Bonus-Civilian	796,814
Year-End Bonus	796,814
Cash Gift	65,065
Productivity Enhancement Incentive	65,065
Step Increment	23,904

Total Other Compensation Common to All	2,360,024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374,360
Magna Carta for Science & Technology Personnel	11,210
lump-sum for filling of Positions - Civilian	145,424
Lump-sum for Personnel Services	51,573

Total Other Compensation for Specific Groups	582,567

Other Benefits
PAG-IBIG Contributions	15,616
PhilHealth Contributions	66,482
Employees Compensation Insurance Premiums	15,616
Terminal Leave	121,548

Total Other Benefits	219,262

Non-Permanent Positions	214,387

Total Personnel Services	12,938,014

Maintenance and Other Operating Expenses
Travelling Expenses	78,607
Training and Scholarship Expenses	999,969
Supplies and Materials Expenses	2,334,103
Utility Expenses	935,264
Communication Expenses	172,612
Awards/Rewards and Prizes	103,000
Survey, Research, Exploration and Development Expenses	51,459
Demolition/Relocation and Desilting/Dredging Expenses	100,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,022
Professional Services	108,000
General Services	552,853
Repairs and Maintenance	233,923
Financial Assistance/Subsidy	18,503
Taxes, Insurance Premiums and Other Fees	33,328

390	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Maintenance and Operating Expenses
Advertising Expenses	568
Printing and Publication Expenses	11,497
Representation Expenses	5,488
Transportation and Delivery Expenses	2,207
Rent/Lease Expenses	162,996
Membership Dues and Contributions to Organizations	4,639
Subscription Expenses	10,403
Donations	46,457
Other Maintenance and Operating Expenses	623,218

Total Maintenance and Other Operating Expenses	6,592,116

Total Current Operating Expenditures	19,530,130

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,232,000
Machinery and Equipment Outlay	738,622
Furniture, Fixtures and Books Outlay	2,418

Total Capital Outlays	1,973,040

TOTAL NEW APPROPRIATIONS	21,503,170

DECEMBER 28, 2020	OFFICIAL GAZETTE	391
STATE UNIVERSITIES AND COLLEGES

B.l. EULOGIO ’AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	255,849,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	66,811,000	₱	26,491,000	₱		₱	93,302,000
Support to Operations		8,069,000		736,000				8,805,000
Operations		143,781,000		6,758,000		3,203,000		153,742,000

HIGHER EDUCATION PROGRAM		126,908,000		4,029,000		3,203,000		134,140,000
ADVANCED EDUCATION PROGRAM		3,091,000		302,000				3,393,000
RESEARCH PROGRAM		1,353,000		1,198,000				2,551,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,429,000		1,229,000				13,658,000

TOTAL NEW APPROPRIATIONS	₱	218,661,000	₱	33,985,000	₱	3,203,000	₱	255,849,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,628,000	₱	26,491,000		₱	46,119,000
Administration of Personnel Benefits		47,183,000					47,183,000

Sub-total, General Administration and Support		66,811,000		26,491,000			93,302,000

Support to Operations
Auxiliary Services		8,069,000		736,000			8,805,000

Sub-total, Support to Operations		8,069,000		736,000			8,805,000

392	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		126,908,000		4,029,000		3,203,000		134,140,000

HIGHER EDUCATION PROGRAM		126,908,000		4,029,000		3,203,000		134,140,000

Provision of Higher Education Services		126,908,000		3,029,000				129,937,000
Project(s)
Locally-Funded Project(s)				1,000,000		3,203,000		4,203,000

Repair and Rehabilitation of Perimeter Fence						3,203,000		3,203,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		4,444,000		1,500,000				5,944,000

ADVANCED EDUCATION PROGRAM		3,091,000		302,000				3,393,000

Provision of Advanced Education Services		3,091,000		302,000				3,393,000
RESEARCH PROGRAM		1,353,000		1,198,000				2,551,000

Conduct of Research Services		1,353,000		1,198,000				2,551,000
Community engagement increased		12,429,000		1,229,000				13,658,000

TECHNICAL ADVISORY EXTENSION PROGRAM		12,429,000		1,229,000				13,658,000

Provision of Extension Services		12,429,000		1,229,000				13,658,000

Sub-total, Operations		143,781,000		6,758,000		3,203,000		153,742,000

TOTAL NEW APPROPRIATIONS	₱	218,661,000	₱	33,985,000	₱	3,203,000	₱	255,849,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	129,952

Total Permanent Positions	129,952

DECEMBER 28, 2020	OFFICIAL GAZETTE	393
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	7,752
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,938
Honoraria	2,008
Mid-Year Bonus-Civilian	10,829
Year End Bonus	10,829
Cash Gift	1,615
Productivity Enhancement Incentive	1,615
Step Increment	326

Total Other Compensation Common to All	37,248

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	60
Lump-sum for filling of Positions - Civilian	42,746

Total Other Compensation for Specific Groups	42,806

Other Benefits
PAG-IBIG Contributions	387
PhilHealth Contributions	1,597
Employees Compensation Insurance Premiums	387
Terminal Leave	4,437

Total Other Benefits	6,808

Non-Permanent Positions	1,847

Total Personnel Services	218,661

Maintenance and Other Operating Expenses
Travelling Expenses	550
Training and Scholarship Expenses	855
Supplies and Materials Expenses	8,195
Utility Expenses	20,587
Communication Expenses	1,608
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	200
Repairs and Maintenance	155
Taxes, Insurance Premiums and Other Fees	377
Other Maintenance and Operating Expenses
Advertising Expenses	91
Printing and Publication Expenses	77
Representation Expenses	300
Transportation and Delivery Expenses	50
Membership Dues and Contributions to Organizations	200
Subscription Expenses	104
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	33,985

Total Current Operating Expenditures	252,646

394	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	3,203

Total Capital Outlays	3,203

TOTAL NEW APPROPRIATIONS	255,849

B.2. MARIKINA POLYTECHNIC COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	156,591,000

New Appropriations by program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	43,901,000	₱	7,984,000	₱		₱	51,885,000
Operations		79,829,000		17,156,000		7,721,000		104,706,000

HIGHER EDUCATION PROGRAM		79,829,000		17,156,000		7,721,000		104,706,000

TOTAL NEW APPROPRIATIONS	₱	123,730,000	₱	25,140,000	₱	7,721,000	₱	156,591,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,443,000	₱	7,984,000		₱	32,427,000
Administration of Personnel Benefits		19,458,000					19,458,000

Sub-total, General Administration and Support		43,901,000		7,984,000			51,885,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		79,829,000		17,156,000	7,721,000		104,706,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	395
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		79,829,000		17,156,000		7,721,000		104,706,000

Provision of Higher Education Services		79,829,000		16,156,000		7,721,000		103,706,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

Sub-total, Operations		79,829,000		17,156,000		7,721,000		104,706,000

TOTAL NEW APPROPRIATIONS	₱	123,730,000	₱	25,140,000	₱	7,721,000	₱	156,591,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	78,567

Total Permanent Positions	78,567

Other Compensation Common to All
Personnel Economic Relief Allowance	5,280
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,320
Honoraria	742
Mid-Year Bonus-Civilian	6,547
Year End Bonus	6,547
Cash Gift	1,100
Productivity Enhancment Incentive	1,100
Step Increment	196

Total Other Compensation Common to All	23,036

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	78
Lump-sum for filling of Positions - Civilian	19,332

Total Other Compensation for Specific Groups	19,410

Other Benefits
PAG-IBIG Contributions	264
PhilHealth Contributions	1,017

396	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Employees Compensation Insurance Premiums	264
Loyalty Award - Civilian	195
Terminal Leave	126

Total Other Benefits	1,866

Non-Permanent Positions	851

Total Personnel Services	123,730

Maintenance and Other Operating Expenses
Travelling Expenses	687
Training and Scholarship Expenses	1,271
Supplies and Materials Expenses	4,000
Utility Expenses	11,691
Communication Expenses	2,000
Survey, Research, Exploration and Development Expenses	1,875
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Repairs and Maintenance	2,000
Labor and Wages	1,000
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	25,140

Total Current Operating Expenditures	148,870

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	7,721

Total Capital Outlays	7,721

TOTAL NEW APPROPRIATIONS	156,591

B.3. PHILIPPINE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally funded project(s), as indicated hereunder	₱	843,984,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	176,367,000	₱	96,993,000	₱	₱	273,360,000
Support to Operations		13,468,000		11,975,000			25,443,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	397
STATE UNIVERSITIES AND COLLEGES

Operations		406,902,000		75,745,000		62,534,000		545,181,000

HIGHER EDUCATION PROGRAM		294,642,000		64,179,000		62,534,000		421,355,000
ADVANCED EDUCATION PROGRAM		63,538,000		5,464,000				69,002,000
RESEARCH PROGRAM		12,812,000		2,744,000				15,556,000
TECHNICAL ADVISORY EXTENSION PROGRAM		35,910,000		3,358,000				39,268,000

TOTAL NEW APPROPRIATIONS	₱	596,737,000	₱	184,713,000	₱	62,534,000	₱	843,984,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	86,707,000	₱	96,993,000	₱		₱	183,700,000
Administration of Personnel Benefits		89,660,000						89,660,000

Sub-total, General Administration and Support		176,367,000		96,993,000				273,360,000

Support to Operations
Auxiliary Services		13,468,000		11,975,000				25,443,000

Sub-total, Support to Operations		13,468,000		11,975,000				25,443,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		294,642,000		64,179,000		62,534,000		421,355,000

HIGHER EDUCATION PROGRAM		294,642,000		64,179,000		62,534,000		421,355,000

Provision of Higher Education Services		294,642,000		63,179,000				357,821,000
Project(s)
Locally-Funded Project(s)				1,000,000		62,534,000		63,534,000

Sewerage Treatment Plant and Improvement of Drainage System						62,534,000		62,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

398	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Higher education research improved to promote economic productivity and innovation		76,350,000		8,208,000				84,558,000

ADVANCED EDUCATION PROGRAM		63,538,000		5,464,000				69,002,000

Provision of Advanced Education Services		63,538,000		5,464,000				69,002,000
RESEARCH PROGRAM		12,812,000		2,744,000				15,556,000

Conduct of Research Services		12,812,000		2,744,000				15,556,000
Community engagement increased		35,910,000		3,358,000				39,268,000

TECHNICAL ADVISORY EXTENSION PROGRAM		35,910,000		3,358,000				39,268,000

Provision of Extension Services		35,910,000		3,358,000				39,268,000

Sub-total, Operations		406,902,000		75,745,000		62,534,000		545,181,000

TOTAL NEW APPROPRIATIONS	₱	596,737,000	₱	184,713,000	₱	62,534,000	₱	843,984,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	310,363

Total Permanent Positions	310,363

Other Compensation Common to All
Personnel Economic Relief Allowance	12,864
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,216
Honoraria	113,859
Mid-Year Bonus-Civilian	25,862
Year End Bonus	25,862
Cash Gift	2,680
Productivity Enhancement Incentive	2,680
Step Increment	777

Total Other Compensation Common to All	188,160

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	218
Lump-sum for filling of Positions - Civilian	85,941
Anniversary Bonus - Civilian	1,608

Total Other Compensation for Specific Groups	87,767

DECEMBER 28, 2020	OFFICIAL GAZETTE	399
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	644
PhilHealth Contributions	2,762
Employees Compensation Insurance Premiums	644
Loyalty Award - Civilian	500
Terminal Leave	1,611

Total Other Benefits	6,161

Non-Permanent Positions	4,286

Total Personnel Services	596,737

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	16,804
Supplies and Materials Expenses	31,041
Utility Expenses	32,535
Communication Expenses	6,408
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	635
Professional Services	4,448
General Services	40,985
Repairs and Maintenance	34 997
Taxes, Insurance Premiums and Other Fees	3,740
Labor and Wages	2,870
Other Maintenance and Operating Expenses
Advertising Expenses	272
Printing and Publication Expenses	805
Representation Expenses	2,503
Rent/Lease Expenses	530
Membership Dues and Contributions to Organizations	1,551
Subscription Expenses	3,089
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	184,713

Total Current Operating Expenditures	781,450

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	62,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	843,984

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	216,113,000

400	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	47,261,000	₱37,423,000	₱		₱	84,684,000
Operations		90,300,000	11,129,000		30,000,000		131,429,000

HIGHER EDUCATION PROGRAM		90,300,000	11,129,000		30,000,000		131,429,000

TOTAL NEW APPROPRIATIONS	₱	137,561,000	₱48,552,000	₱	30,000,000	₱	216,113,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱23,702,000	₱37,423,000	₱		₱	61,125,000
Administration of Personnel Benefits	23,559,000					23,559,000

Sub-total, General Administration and Support	47,261,000	37,423,000				84,684,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	90,300,000	11,129,000		30,000,000		131,429,000

HIGHER EDUCATION PROGRAM	90,300,000	11,129,000		30,000,000		131,429,000

Provision of Higher Education Services	90,300,000	10,129,000		15,000,000		115,429,000
Project(s)
Locally-Funded Project(s)		1,000,000		15,000,000		16,000,000

Acquisition/Purchase of Integrated School Management Information System Phase II				15,000,000		15,000,000
ICT Connection and Other Equipment		500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	401
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development				500,000				500,000

Sub-total, Operations		90,300,000		11,129,000		30,000,000		131,429,000

TOTAL NEW APPROPRIATIONS	₱	137,561,000	₱	48,552,000	₱	30,000,000	₱	216,113,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	87,202

Total Permanent Positions	87,202

Other Compensation Common to All
Personnel Economic Relief Allowance	5,064
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	1,266
Honoraria	1,720
Mid-Year Bonus - Civilian	7,267
Year End Bonus	7,267
Cash Gift	1,055
Productivity Enhancement Incentive	1,055
Step Increment	218

Total Other Compensation Common to All	25,236

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	40
Lump-sum for filling of Positions - Civilian	23,559

Total Other Compensation for Specific Groups	23,599

Other Benefits
PAG-IBIG Contributions	254
PhilHealth Contributions	1,016
Employees Compensation Insurance Premiums	254

Total Other Benefits	1,524

Total Personnel Services	137,561

402	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	700
Training and Scholarship Expenses	1,100
Supplies and Materials Expenses	3,000
Utility Expenses	7,500
Communication Expenses	1,440
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	116
Professional Services	100
General Services	26,000
Repairs and Maintenance	900
Taxes, Insurance Premiums and Other Fees	5,200
Other Maintenance and Operating Expenses
Representation Expenses	746
Rent/Lease Expenses	1,050
Membership Dues and Contributions to Organizations	200
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	48,552

Total Current Operating Expenditures	186,113

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	30,000

Total Capital Outlays	30,000

TOTAL NEW APPROPRIATIONS	216,113

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,842,766,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	443,891,000	₱	165,349,000	₱	5,830,000	₱	615,070,000
Support to Operations		58,871,000		3,563,000				62,434,000
Operations		886,474,000		124,202,000		154,586,000		1,165,262,000

HIGHER EDUCATION PROGRAM		834,712,000		108,283,000		154,586,000		1,097,581,000
ADVANCED EDUCATION PROGRAM		23,806,000		5,568,000				29,374,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	403
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		16,313,000		8,587,000				24,900,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,643,000		1,764,000				13,407,000

TOTAL NEW APPROPRIATIONS	₱	1,389,236,000	₱	293,114,000	₱	160,416,000	₱	1,842,766,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	290,520,000	₱	165,349,000	₱	5,830,000	₱	461,699,000
Administration of Personnel Benefits		153,371,000						153,371,000

Sub-total, General Administration and Support		443,891,000		165,349,000		5,830,000		615,070,000

Support to Operations
Auxiliary Services		58,871,000		3,563,000				62,434,000

Sub-total, Support to Operations		58,871,000		3,563,000				62,434,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		834,712,000		108,283,000		154,586,000		1,097,581,000
HIGHER EDUCATION PROGRAM		834,712,000		108,283,000		154,586,000		1,097,581,000

Provision of Higher Education Services		834,712,000		89,283,000		34,586,000		958,581,000
Project(s)
Locally-Funded Project(s)				19,000,000		120,000,000		139,000,000

Repair/Rehabilitation of Information and Communication Technology (ICT) Facilities for ICT Office, A. Mabini Campus, Sta. Mesa Manila						50,000,000		50,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Academic Building and Ground Improvement Phase I, PUP-Taguig						50,000,000		50,000,000

404	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operational Requirements of PUP-San Juan Campus, San Juan City				6,000,000				6,000,000
Operational Requirements of PUP-Bansud Campus, Oriental Mindoro				6,000,000				6,000,000
Operational Requirements of PUP-Sablayan Campus, Occidental Mindoro				6,000,000				6,000,000
Construction of Sports Facility, PUP Main Campus						20,000,000		20,000,000
Higher education research improved to promote economic productivity and innovation		40,119,000		14,155,000				54,274,000

ADVANCED EDUCATION PROGRAM		23,806,000		5,568,000				29,374,000

Provision of Advanced Education Services		23,806,000		5,568,000				29,374,000
RESEARCH PROGRAM		16,313,000		8,587,000				24,900,000

Conduct of Research Services		16,313,000		3,587,000				19,900,000
Project(s)
Locally-Funded Project(s)				5,000,000				5,000,000

Futures Thinking Research and Artificial Intelligence Applications, PUP-Main Campus				5,000,000				5,000,000
Community engagement increased		11,643,000		1,764,000				13,407,000

TECHNICAL ADVISORY EXTENSION PROGRAM		11,643,000		1,764,000				13,407,000

Provision of Extension Services		11,643,000		1,764,000				13,407,000

Sub-total, Operations		886,474,000		124,202,000		154,586,000		1,165,262,000

TOTAL NEW APPROPRIATIONS	₱	1,389,236,000	₱	293,114,000	₱	160,416,000	₱	1,842,766,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	899,034

Total Permanent Positions	899,034

Other Compensation Common to All
Personnel Economic Relief Allowance	43,128
Representation Allowance	654
Transportation Allowance	654
Clothing and Uniform Allowance	10,782

DECEMBER 28, 2020	OFFICIAL GAZETTE	405
STATE UNIVERSITIES AND COLLEGES

Honoraria	74,300
Mid-Year Bonus - Civilian	74,920
Year End Bonus	74,920
Cash Gift	8,985
Productivity Enhancement Incentive	8,985
Step Increment	2,247

Total Other Compensation Common to All	299,575

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	406
Lump-sum for filling of Positions - Civilian	138,746

Total Other Compensation for Specific Groups	139,152

Other Benefits
PAG-IBIG Contributions	2,157
PhilHealth Contributions	9,184
Employees Compensation Insurance Premiums	2,157
Loyalty Award - Civilian	1,245
Terminal Leave	13,380

Total Other Benefits	28,123

Non-Permanent Positions	23,352

Total Personnel Services	1,389,236

Maintenance and Other Operating Expenses
Travelling Expenses	1,000
Training and Scholarship Expenses	7,220
Supplies and Materials Expenses	58,394
Utility Expenses	110,165
Communication Expenses	17,010
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	350
General Services	69,366
Repairs and Maintenance	3,565
Taxes, Insurance Premiums and Other Fees	7,792
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	1,250
Representation Expenses	3,000
Transportation and Delivery Expenses	52
Rent/Lease Expenses	185
Membership Dues and Contributions to Organizations	160
Subscription Expenses	1,852
Other Maintenance and Operating Expenses	6,500

Total Maintenance and Other Operating Expenses	293,114

Total Current Operating Expenditures	1,682,350

406	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	120,000
Machinery and Equipment Outlay	40,416

Total Capital Outlays	160,416

TOTAL NEW APPROPRIATIONS	1,842,766

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), indicated hereunder	₱	592,522,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	160,916,000	₱	82,835,000	₱	40,500,000	₱	284,251,000
Support to Operations		9,795,000		666,000				10,461,000
Operations		234,485,000		13,325,000		50,000,000		297,810,000

HIGHER EDUCATION PROGRAM		212,589,000		12,281,000		50,000,000		274,870,000
ADVANCED EDUCATION PROGRAM		4,103,000		206,000				4,309,000
RESEARCH PROGRAM		8,708,000		435,000				9,143,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,085,000		403,000				9,488,000

TOTAL NEW APPROPRIATIONS	₱	405,196,000	₱	96,826,000	₱	90,500,000	₱	592,522,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,731,000	₱	82,835,000	₱	40,500,000	₱	152,066,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	407
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits		132,185,000						132,185,000

Sub-total, General Administration and Support		160,916,000		82,835,000		40,500,000		284,251,000

Support to Operations
Auxiliary Services		9,795,000		666,000				10,461,000

Sub-total, Support to Operations		9,795,000		666,000				10,461,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		212,589,000		12,281,000		50,000,000		274,870,000

HIGHER EDUCATION PROGRAM		212,589,000		12,281,000		50,000,000		274,870,000

Provision of Higher Education Services		212,589,000		11,281,000		50,000,000		273,870,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		12,811,000		641,000				13,452,000

ADVANCED EDUCATION PROGRAM		4,103,000		206,000				4,309,000

Provision of Advanced Education Services		4,103,000		206,000				4,309,000
RESEARCH PROGRAM		8,708,000		435,000				9,143,000

Conduct of Research Services		8,708,000		435,000				9,143,000

Community engagement increased		9,085,000		403,000				9,488,000

TECHNICAL ADVISORY EXTENSION PROGRAM		9,085,000		403,000				9,488,000

Provision of Extension Services		9,085,000		403,000				9,488,000

Sub-total, Operations		234,485,000		13,325,000		50,000,000		297,810,000

TOTAL NEW APPROPRIATIONS	₱	405,196,000	₱	96,826,000	₱	90,500,000	₱	592,522,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

408	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	205,325

Total Permanent Positions	205,325

Other Compensation Common to All
Personnel Economic Relief Allowance	10,992
Representation Allowance	180
Transportation Allowance	60
Clothing and Uniform Allowance	2,748
Honoraria	7,692
Mid-Year Bonus - Civilian	17,111
Year End Bonus	17,111
Cash Gift	2,290
Productivity Enhancement Incentive	2,290
Step Increment	513

Total Other Compensation Common to All	60,987

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	440
Lump-sum for filling of Positions - Civilian	125,922

Total Other Compensation for Specific Groups	126,362

Other Benefits
PAG-IBIG Contributions	549
PhilHealth Contributions	2,305
Employees Compensation Insurance Premiums	549
Terminal Leave	6,263

Total Other Benefits	9,666

Non-Permanent Positions	2,856

Total Personnel Services	405,196

Maintenance and Other Operating Expenses
Travelling Expenses	1,406
Training and Scholarship Expenses	2,640
Supplies and Materials Expenses	9,230
Utility Expenses	39,500
Communication Expenses	2,100
Awards/Rewards and Prizes	75
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	10,100
General Services	25,600

DECEMBER 28, 2020	OFFICIAL GAZETTE	409
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	1,350
Taxes, Insurance Premiums and Other Fees	1,780
Labor and Wages	500
Other Maintenance and Operating Expenses
Advertising Expenses	200
Representation Expenses	840
Rent/Lease Expenses	300
Membership Dues and Contributions to Organizations	200
Subscription Expenses	300
Donations	5
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	96,826

Total Current Operating Expenditures	502,022

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	90,500

Total Capital Outlays	90,500

TOTAL NEW APPROPRIATIONS	592,522

D.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	858,339,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	266,187,000	₱	32,912,000	₱		₱	299,099,000
Support to Operations		19,885,000		3,397,000				23,282,000
Operations		431,962,000		53,996,000		50,000,000		535,958,000

HIGHER EDUCATION PROGRAM		381,674,000		47,030,000		50,000,000		478,704,000
ADVANCED EDUCATION PROGRAM		7,754,000		1,067,000				8,821,000
RESEARCH PROGRAM		31,054,000		3,869,000				34,923,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,480,000		2,030,000				13,510,000

TOTAL NEW APPROPRIATIONS	₱	718,034,000	₱	90,305,000	₱	50,000,000	₱	858,339,000

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GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	92,137,000	₱	132,912,000	₱	₱	125,049,000

National Capital Region (NCR)		68,555,000		22,005,000			90,560,000

Technological University of the Philippines - Manila		55,601,000		17,305,000			72,906,000
Technological University of the Philippines - Taguig		12,954,000		4,700,000			17,654,000
Region IV A - CALABARZON		13,437,000		4,516,000			17,953,000

Technological University of the Philippines - Cavite		13,437,000		4,516,000			17,953,000
Region VI - Western Visayas		10,145,000		6,391,000			16,536,000

Technological University of the Philippines - Visayas		10,145,000		6,391,000			16,536,000
Administration of Personnel Benefits		174,050,000					174,050,000

National Capital Region (NCR)		147,743,000					147,743,000

Technological University of the Philippines - Manila		122,983,000					122,983,000
Technological University of the Philippines - Taguig		24,760,000					24,760,000
Region IV A - CALABARZON		14,109,000					14,109,000

Technological University of the Philippines - Cavite		14,109,000					14,109,000
Region VI - Western Visayas		12,198,000					12,198,000

Technological University of the Philippines - Visayas		12,198,000					12,198,000

Sub-total, General Administration and Support		266,187,000		32,912,000			299,099,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	411
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services	19,885,000	3,397,000		23,282,000

National Capital Region (NCR)	15,863,000	1,818,000		17,681,000

Technological University of the Philippines - Manila	9,242,000	1,526,000		10,768,000
Technological University of the Philippines - Taguig	6,621,000	292,000		6,913,000
Region IV A - CALABARZON		250,000		250,000

Technological University of the Philippines - Cavite		250,000		250,000
Region VI - Western Visayas	4,022,000	1,329,000		5,351,000

Technological University of the Philippines - Visayas	4,022,000	1,329,000		5,351,000

Sub-total, Support to Operations	19,885,000	3,397,000		23,282,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	381,674,000	47,030,000	50,000,000	478,704,000

HIGHER EDUCATION PROGRAM	381,674,000	47,030,000	50,000,000	478,704,000

Provision of Higher Education Services	381,674,000	40,030,000		421,704,000

National Capital Region (NCR)	276,085,000	31,283,000		307,368,000

Technological University of the Philippines - Manila	223,810,000	18,814,000		242,624,000
Technological University of the Philippines - Taguig	52,275,000	12,469,000		64,744,000
Region IV A - CALABARZON	49,649,000	2,634,000		52,283,000

Technological University of the Philippines - Cavite	49,649,000	2,634,000		52,283,000
Region VI - Western Visayas	55,940,000	6,113,000		62,053,000

Technological University of the Philippines - Visayas	55,940,000	6,113,000		62,053,000
Project(s)
Locally-Funded Project(s)		7,000,000	50,000,000	57,000,000

Completion of Learning Resource Center, TUP Cavite			25,000,000	25,000,000

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Region IV A - CALABARZON			25,000,000	25,000,000

Technological University of the Philippines - Cavite			25,000,000	25,000,000
Completion of I.T. Building, TUP Manila			25,000,000	25,000,000
National Capital Region			25,000,000	25,000,000

Technological University of the Philippines - Manila			25,000,000	25,000,000
Repair and Renovation of TUP-Main Building		6,000,000		6,000,000
National Capital Region		6,000,000		6,000,000

Technological University of the Philippines - Manila		6,000,000		6,000,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Higher education research improved to promote economic productivity and innovation	38,808,000	4,936,000		43,744,000

ADVANCED EDUCATION PROGRAM	7,754,000	1,067,000		8,821,000

Provision of Advanced Education Services	7,754,000	1,067,000		8,821,000

National Capital Region (NCR)	7,754,000	1,067,000		8,821,000

Technological University of the Philippines - Manila	7,754,000	1,067,000		8,821,000
RESEARCH PROGRAM	31,054,000	3,869,000		34,923,000

Conduct of Research Services	31,054,000	3,869,000		34,923,000

National Capital Region (NCR)	25,142,000	2,103,000		27,245,000

Technological University of the Philippines - Manila	21,323,000	1,606,000		22,929,000
Technological University of the Philippines - Taguig	3,819,000	497,000		4,316,000
Region IV A - CALABARZON		342,000		342,000

Technological University of the Philippines - Cavite		342,000		342,000
Region V1 - Western Visayas	5,912,000	1,424,000		7,336,000

Technological University of the Philippines - Visayas	5,912,000	1,424,000		7,336,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	413
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		11,480,000		2,030,000				13,510,000

TECHNICAL ADVISORY EXTENSION PROGRAM		11,480,000		2,030,000				13,510,000

Provision of Extension Services		11,480,000		2,030,000				13,510,000

National Capital Region (NCR)		4,250,000		1,072,000				5,322,000

Technological University of the Philippines - Manila		4,250,000		1,072,000				5,322,000
Region IV A - CALABARZON				206,000				206,000

Technological University of the Philippines - Cavite				206,000				206,000
Region VI - Western Visayas		7,230,000		752,000				7,982,000

Technological University of the Philippines - Visayas		7,230,000		752,000				7,982,000

Sub-total, Operations		431,962,000		53,996,000		50,000,000		535,958,000

TOTAL NEW APPROPRIATIONS	₱	718,034,000	₱	90,305,000	₱	50,000,000	₱	858,339,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	397,621

Total Permanent Positions	397,621

Other Compensation Common to All
Personnel Economic Relief Allowance	20,592
Representation Allowance	588
Transportation Allowance	588
Clothing and Uniform Allowance	5,148
Honoraria	30,293
Mid-Year Bonus - Civilian	33,136
Year End Bonus	33,136
Cash Gift	4,290
Productivity Enhancement Incentive	4,290
Step Increment	996

Total Other Compensation Common to All	133,057

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	239
Lump-sum for filling of Positions-Civilian	167,176

Total Other Compensation for Specific Groups	167,415

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GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	1,030
PhilHealth Contributions	4,398
Employees Compensation Insurance Premiums	1,030
Loyalty Award - Civilian	445
Terminal Leave	6,429

Total Other Benefits	13,332

Non-Permanent Positions	6,609

Total Personnel Services	718,034

Maintenance and Other Operating Expenses
Travelling Expenses	7,886
Training and Scholarship Expenses	7,224
Supplies and Materials Expenses	19,151
Utility Expenses	22,368
Communication Expenses	2,804
Awards/Rewards and Prizes	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,266
Professional Services	180
General Services	12,481
Repairs and Maintenance	8,898
Taxes, Insurance Premiums and Other Fees	1,671
Other Maintenance and Operating Expenses
Representation Expenses	5,676
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	90,305

Total Current Operating Expenditures	808,339

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000

Total Capital Outlays	50,000

TOTAL NEW APPROPRIATIONS	858,339

DECEMBER 28, 2020	OFFICIAL GAZETTE	415
STATE UNIVERSITIES AND COLLEGES

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,194,198,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	312,937,000	₱	45,919,000	₱	70,000,000	₱	428,856,000
Support to Operations		39,711,000		8,420,000				48,131,000
Operations		564,108,000		60,569,000		92,534,000		717,211,000

HIGHER EDUCATION PROGRAM		480,933,000		51,938,000		92,534,000		625,405,000
ADVANCED EDUCATION PROGRAM				1,414,000				1,414,000
RESEARCH PROGRAM		48,638,000		4,768,000				53,406,000
TECHNICAL ADVISORY EXTENSION PROGRAM		34,537,000		2,449,000				36,986,000

TOTAL NEW APPROPRIATIONS	₱	916,756,000	₱	114,908,000	₱	162,534,000	₱	1,194,198,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	113,678,000	₱	45,919,000	₱		₱	159,597,000
Administration of Personnel Benefits		199,259,000						199,259,000
Project(s)
Locally-Funded Project(s)						70,000,000		70,000,000

Completion of the Material Recovery Facility, MLUC						20,000,000		20,000,000

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Construction of Green Administration Building, Phase I, DMMMSU-CA 2						50,000,000		50,000,000

Sub-total, General Administration and Support		312,937,000		45,919,000		70,000,000		428,856,000

Support to Operations
Auxiliary Services		39,711,000		8,420,000				48,131,000

Sub-total, Support to Operations		39,711,000		8,420,000				48,131,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		480,933,000		51,938,000		92,534,000		625,405,000

HIGHER EDUCATION PROGRAM		480,933,000		51,938,000		92,534,000		625,405,000

Provision of Higher Education Services		480,933,000		50,938,000		12,534,000		544,405,000
Project(s)
Locally-Funded Project(s)				1,000,000		80,000,000		81,000,000

Completion of College of Arts and Science (CAS) Building, MLUC						80,000,000		80,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		48,638,000		6,182,000				54,820,000

ADVANCED EDUCATION PROGRAM				1,414,000				1,414,000

Provision of Advanced Education Services				1,414,000				1,414,000
RESEARCH PROGRAM		48,638,000		4,768,000				53,406,000

Conduct of Research Services		48,638,000		4,768,000				53,406,000
Community engagement increased		34,537,000		2,449,000				36,986,000

TECHNICAL ADVISORY EXTENSION PROGRAM		34,537,000		2,449,000				36,986,000

Provision of Extension Services		34,537,000		2,449,000				36,986,000

Sub-total, Operations		564,108,000		60,569,000		92,534,000		717,211,000

TOTAL NEW APPROPRIATIONS	₱	916,756,000	₱	114,908,000	₱	162,534,000	₱	1,194,198,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	417
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	546,092

Total Permanent Positions	546,092

Other Compensation Common to All
Personnel Economic Relief Allowance	29,280
Representation Allowance	540
Transportation Allowance	540
Clothing and Uniform Allowance	7,320
Honoraria	8,289
Mid-Year Bonus - Civilian	45,508
Year End Bonus	45,508
Cash Gift	6,100
Productivity Enhancement Incentive	6,100
Step Increment	1,365

Total Other Compensation Common to All	150,550

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,772
Lump-sum for filling of Positions-Civilian	185,934
Anniversary Bonus - Civilian	4,344

Total Other Compensation for Specific Groups	192,050

Other Benefits
PAG-IBIG Contributions	1,463
PhilHealth Contributions	5,795
Employees Compensation Insurance Premiums	1,463
Loyalty Award - Civilian	615
Terminal Leave	13,325

Total Other Benefits	22,661

Non-Permanent Positions	5,403

Total Personnel Services	916,756

Maintenance and Other Operating Expenses
Travelling Expenses	4,194
Training and Scholarship Expenses	15,801
Supplies and Materials Expenses	21,596
Utility Expenses	22,606

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Communication Expenses	15,203
Awards/Rewards and Prizes	1,365
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	805
General Services	651
Repairs and Maintenance	12,265
Taxes, Insurance Premiums and Other Fees	2,860
Labor and Wages	7,197
Other Maintenance and Operating Expenses
Advertising Expenses	252
Printing and Publication Expenses	1,723
Representation Expenses	5,089
Transportation and Delivery Expenses	1,000
Membership Dues and Contributions to Organizations	1,180
Subscription Expenses	441
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	114,908

Total Current Operating Expenditures	1,031,664

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	150,000
Machinery and Equipment Outlay	12,534

Total Capital Outlays	162,534

TOTAL NEW APPROPRIATIONS	1,194,198

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	307,863,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,907,000	₱	7,323,000	₱		₱	66,230,000
Support to Operations		4,645,000						4,645,000
Operations		147,515,000		11,939,000		77,534,000		236,988,000

HIGHER EDUCATION PROGRAM		144,396,000		8,827,000		77,534,000		230,757,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	419
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM				2,072,000				2,072,000
RESEARCH PROGRAM		1,209,000		531,000				1,740,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,910,000		509,000				2,419,000

TOTAL NEW APPROPRIATIONS	₱	211,067,000	₱	19,262,000	₱	77,534,000	₱	307,863,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,975,000	₱	7,323,000	₱		₱	43,298,000
Administration of Personnel Benefits		22,932,000						22,932,000

Sub-total, General Administration and Support		58,907,000		7,323,000				66,230,000

Support to Operations
Auxiliary Services		4,645,000						4,645,000

Sub-total, Support to Operations		4,645,000						4,645,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		144,396,000		8,827,000		77,534,000		230,757,000

HIGHER EDUCATION PROGRAM		144,396,000		8,827,000		77,534,000		230,757,000

Provision of Higher Education Services		144,396,000		7,827,000				152,223,000
Project(s)
Locally-Funded Project(s)				1,000,000		77,534,000		78,534,000

Repair and Renovation of Academic Building Building Old High School/Computer Laboratory Phase II, Sta. Maria Campus						15,000,000		15,000,000
Construction of Academic Building with with Complete Amenities (and Demolition of Rizal-Magsaysay Building), Phase I, Tagudin Campus						25,000,000		25,000,000

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Construction of Library with Facilities and Equipment						37,534,000		37,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		1,209,000		2,603,000				3,812,000

ADVANCED EDUCATION PROGRAM				2,072,000				2,072,000

Provision of Advanced Education Services				2,072,000				2,072,000

RESEARCH PROGRAM		1,209,000		531,000				1,740,000

Conduct of Research Services		1,209,000		531,000				1,740,000
Community engagement increased		1,910,000		509,000				2,419,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,910,000		509,000				2,419,000

Provision of Extension Services		1,910,000		509,000				2,419,000

Sub-total, Operations		147,515,000		11,939,000		77,534,000		236,988,000

TOTAL NEW APPROPRIATIONS	₱	211,067,000	₱	19,262,000	₱	77,534,000	₱	307,863,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	142,369

Total Permanent Positions	142,369

Other Compensation Common to All
Personnel Economic Relief Allowance	8,400
Clothing and Uniform Allowance	2,100
Honoraria	2,396
Mid-Year Bonus - Civilian	11,865
Year End Bonus	11,865
Cash Gift	1,750
Productivity Enhancement Incentive	1,750
Step Increment	357

Total Other Compensation Common to All	40,483

DECEMBER 28, 2020	OFFICIAL GAZETTE	421
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health workers	791
Lump-sum for filling of Positions-Civilian	20,694

Total Other Compensation for Specific Groups	21,485

Other Benefits
PAG-IBIG Contributions	421
PhilHealth Contributions	1,650
Employees Compensation Insurance Premiums	421
Terminal Leave	2,238

Total Other Benefits	4,730

Non-Permanent Positions	2,000

Total Personnel Services	211,067

Maintenance and Other Operating Expenses
Travelling Expenses	2,090
Supplies and Materials Expenses	11,271
Utility Expenses	1,747
Communication Expenses	680
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	181
General Services	1,767
Repairs and Maintenance	520
Financial Assistance/Subsidy	83
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Representation Expenses	323
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	19,262

Total Current Operating Expenditures	230,329

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	77,534

Total Capital Outlays	77,534

TOTAL NEW APPROPRIATIONS	307,863

C.3. MARIANO MARCOS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	971,525,000

422	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	304,862,000	₱	49,674,000	₱	1,000,000	₱	355,536,000
Support to Operations		18,164,000		6,568,000		25,000,000		49,732,000
Operations		323,805,000		80,918,000		161,534,000		566,257,000

HIGHER EDUCATION PROGRAM		280,277,000		51,721,000		150,000,000		481,998,000
ADVANCED EDUCATION PROGRAM		7,940,000		3,333,000				11,273,000
RESEARCH PROGRAM		29,671,000		19,301,000		11,534,000		60,506,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,917,000		6,563,000				12,480,000

TOTAL NEW APPROPRIATIONS	₱	646,831,000	₱	137,160,000	₱	187,534,000	₱	971,525,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	103,971,000	₱	49,674,000	₱		₱	153,645,000
Administration of Personnel Benefits		200,891,000						200,891,000
Project(s)
Locally-Funded Project(s)						1,000,000		1,000,000

Provision of Water Softener with Tanks						1,000,000		1,000,000

Sub-total, General Administration and Support		304,862,000		49,674,000		1,000,000		355,536,000

Support to Operations
Auxiliary Services		18,164,000		6,568,000				24,732,000
Project(s)
Locally-Funded Project(s)						25,000,000		25,000,000

Construction of University Health and Wellness Center						25,000,000		25,000,000

Sub-total, Support to Operations		18,164,000		6,568,000		25,000,000		49,732,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	423

STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	280,277,000	51,721,000	150,000,000	481,998,000

HIGHER EDUCATION PROGRAM	280,277,000	51,721,000	150,000,000	481,998,000

Provision of Higher Education Services	272,849,000	50,462,000		323,311,000
Project(s)
Locally-Funded Project(s)	7,428,000	1,259,000	150,000,000	158,687,000

Completion and Furnishing of TECHVOC Building I, CIT			15,000,000	15,000,000
Fish and Marine-Based Products Processing Building with Facilities for Food Security and Sufficiency			25,000,000	25,000,000
Academic Building Phase II, COE			25,000,000	25,000,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Construction/Completion of Meteorology Building and Purchase of Equipment			10,000,000	10,000,000
Funding for the Increase in Carrying Capacity of the College of Medicine	7,428,000	259,000	75,000,000	82,687,000
Higher education research improved to promote economic productivity and innovation	37,611,000	22,634,000	11,534,000	71,779,000

ADVANCED EDUCATION PROGRAM	7,940,000	3,333,000		11,273,000

Provision of Advanced Education Services	7,940,000	3,333,000		11,273,000
RESEARCH PROGRAM	29,671,000	19,301,000	11,534,000	60,506,000

Conduct of Research Services	29,671,000	12,301,000		41,972,000
Budget of National Bio-energy Research and Innovation Center		5,000,000		5,000,000
Project(s)
Locally-Funded Project(s)		2,000,000	11,534,000	13,534,000

Establishment of Data Analytics Infrastructure for Improved Health and Agriculture Monitoring and Reporting Towards Government Digitization		2,000,000		2,000,000
Agricultural Machinery and Equipment Center, Batac			11,534,000	11,534,000

424	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Community engagement increased		5,917,000		6,563,000				12,480,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,917,000		6,563,000				12,480,000

Provision of Extension Services		5,917,000		5,563,000				11,480,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

Development and Deployment of Enterprise and Agrifishery Modules for Balik-Probinsya Program				1,000,000				1,000,000

Sub-total, Operations		323,805,000		80,918,000		161,534,000		566,257,000

TOTAL NEW APPROPRIATIONS	₱	646,831,000	₱	137,160,000	₱	187,534,000	₱	971,525,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	315,008

Total Permanent Positions	315,008

Other Compensation Common to All
Personnel Economic Relief Allowance	17,016
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	4,254
Honoraria	5,855
Mid-Year Bonus - Civilian	26,250
Year End Bonus	26,250
Cash Gift	3,545
Productivity Enhancement Incentive	3,545
Step Increment	788

Total Other Compensation Common to All	88,103

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,354
Lump-sum for filling of Positions-Civilian	193,144
Lump-sum for Personnel Services	7,428

Total Other Compensation for Specific Groups	201,926

Other Benefits
PAG-IBIG Contributions	851
PhilHealth Contributions	3,360
Employees Compensation Insurance Premiums	851

DECEMBER 28, 2020	OFFICIAL GAZETTE	425
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	840
Terminal Leave	7,747

Total Other Benefits	13,649

Non-Permanent Positions	28,145

Total Personnel Services	646,831

Maintenance and Other Operating Expenses
Travelling Expenses	9,376
Training and Scholarship Expenses	5,470
Supplies and Materials Expenses	30,100
Utility Expenses	34,125
Communication Expenses	4,830
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	1,750
General Services	15
Repairs and Maintenance	11,300
Financial Assistance/Subsidy	1,800
Taxes, Insurance Premiums and Other Fees	4,970
Labor and Wages	23,203
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	1,226
Representation Expenses	6,201
Transportation and Delivery Expenses	20
Rent/Lease Expenses	17
Membership Dues and Contributions to Organizations	325
Subscription Expenses	150
Other Maintenance and Operating Expenses	1,759

Total Maintenance and Other Operating Expenses	137,160

Total Current Operating Expenditures	783,991

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	183,534
Machinery and Equipment Outlay	4,000

Total Capital Outlays	187,534

TOTAL NEW APPROPRIATIONS	971,525

C.4. NORTH LUZON PHILIPPINES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	140,517,000

426	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	17,048,000	₱	12,477,000	₱	42,989,000	₱	72,514,000
Support to Operations				908,000				908,000
Operations		39,602,000		7,948,000		19,545,000		67,095,000

HIGHER EDUCATION PROGRAM		39,602,000		7,693,000		9,545,000		56,840,000
RESEARCH PROGRAM				255,000		10,000,000		10,255,000

TOTAL NEW APPROPRIATIONS	₱	56,650,000	₱	21,333,000	₱	62,534,000	₱	140,517,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,536,000	₱	12,477,000	₱	1,099,000	₱	28,112,000
Administration of Personnel Benefits		2,512,000						2,512,000
Project(s)
Locally-Funded Project(s)						41,890,000		41,890,000

Construction of Three-Storey Multi-Purpose Building (Foodcourt, Hostel, Conference, Theater)						40,000,000		40,000,000
Land Improvement (Concreting and Backfilling)						1,890,000		1,890,000

Sub-total, General Administration and Support		17,048,000		12,477,000		42,989,000		72,514,000

Support to Operations
Auxiliary Services				908,000				908,000

Sub-total, Support to Operations				908,000				908,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	427
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		39,602,000		7,693,000		9,545,000		56,840,000

HIGHER EDUCATION PROGRAM		39,602,000		7,693,000		9,545,000		56,840,000

Provision of Higher Education Services		39,602,000		6,693,000		9,545,000		55,840,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation				255,000		10,000,000		10,255,000

RESEARCH PROGRAM				255,000		10,000,000		10,255,000

Conduct of Research Services				255,000				255,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Construction of Two-Storey Research and Development, Extension and Training Center						10,000,000		10,000,000

Sub-total, Operations		39,602,000		7,948,000		19,545,000		67,095,000

TOTAL NEW APPROPRIATIONS	₱	56,650,000	₱	21,333,000	₱	62,534,000	₱	140,517,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	40,939

Total Permanent Positions	40,939

Other Compensation Common to All
Personnel Economic Relief Allowance	2,352
Representation Allowance	222
Transportation Allowance	102

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GENERAL APPROPRIATIONS ACT, FY 2021

Clothing and Uniform Allowance	588
Honoraria	227
Mid-Year Bonus - Civilian	3,412
Year End Bonus	3,412
Cash Gift	490
Productivity Enhancement Incentive	490
Step Increment	102

Total Other Compensation Common to All	11,397

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	215
Lump-Sum for filling of Positions - Civilian	2,512

Total Other Compensation for Specific Groups	2,727

Other Benefits
PAG-IBIG Contributions	117
PhilHealth Contributions	479
Employees Compensation Insurance Premiums	117
Loyalty Award - Civilian	70

Total Other Benefits	783

Non-Permanent Positions	804

Total Personnel Services	56,650

Maintenance and Other Operating Expenses
Travelling Expenses	1,249
Training and Scholarship Expenses	1,060
Supplies and Materials Expenses	4,826
Utility Expenses	4,744
Communication Expenses	2,054
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	214
General Services	1,855
Repairs and Maintenance	2,184
Taxes, Insurance Premiums and Other Fees	1,421
Other Maintenance and Operating Expenses
Advertising Expenses	66
Printing and Publication Expenses	76
Representation Expenses	546
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	281
Subscription Expenses	89
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	21,333

Total Current Operating Expenditures	77,983

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	1,890
Buildings and Other Structures	50,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	429
STATE UNIVERSITIES AND COLLEGES

Machinery and Equipment Outlay	9,959
Furniture, Fixtures and Books Outlay	685

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	140,517

C.5. PANGASINAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	782,979,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	200,909,000	₱	57,524,000	₱		₱	258,433,000
Support to Operations		25,367,000		14,730,000				40,097,000
Operations		377,963,000		33,952,000		72,534,000		484,449,000

HIGHER EDUCATION PROGRAM		329,557,000		20,023,000		72,534,000		422,114,000
ADVANCED EDUCATION PROGRAM		5,814,000		1,209,000				7,023,000
RESEARCH PROGRAM		21,895,000		11,052,000				32,947,000
TECHNICAL ADVISORY EXTENSION PROGRAM		20,697,000		1,668,000				22,365,000

TOTAL NEW APPROPRIATIONS	₱	604,239,000	₱	106,206,000	₱	72,534,000	₱	782,979,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	92,763,000	₱	57,524,000	₱	₱	150,287,000
Administration of Personnel Benefits		108,146,000					108,146,000

Sub-total, General Administration and Support		200,909,000		57,524,000			258,433,000

430	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Support to Operations
Auxiliary Services		25,367,000		14,730,000				40,097,000

Sub-total, Support to Operations		25,367,000		14,730,000				40,097,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		329,557,000		20,023,000		72,534,000		422,114,000

HIGHER EDUCATION PROGRAM		329,557,000		20,023,000		72,534,000		422,114,000

Provision of Higher Education Services		329,557,000		19,023,000				348,580,000
Project(s)
Locally-Funded Project(s)				1,000,000		72,534,000		73,534,000

Continuation of Grand Legacy Building Phase 2 (Assessment and Training Center for Hospitality, Tourism, Tech-Voc, ICT and Disaster Risk Management Center, Lingayen Campus						50,000,000		50,000,000
Construction of Wash Room, Potable Drinking Facility and Improvement of Comfort Rooms (For all Campuses)						12,534,000		12,534,000
Construction of Dormitory, PSA Lingayen Campus						10,000,000		10,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		27,709,000		12,261,000				39,970,000

ADVANCED EDUCATION PROGRAM		5,814,000		1,209,000				7,023,000

Provision of Advanced Education Services		5,814,000		1,209,000				7,023,000
RESEARCH PROGRAM		21,895,000		11,052,000				32,947,000

Conduct of Research Services		21,895,000		11,052,000				32,947,000
Community engagement increased		20,697,000		1,668,000				22,365,000

TECHNICAL ADVISORY EXTENSION PROGRAM		20,697,000		1,668,000				22,365,000

Provision of Extension Services		20,697,000		1,668,000				22,365,000

Sub-total, Operations		377,963,000		33,952,000		72,534,000		484,449,000

TOTAL NEW APPROPRIATIONS	₱	604,239,000	₱	106,206,000	₱	72,534,000	₱	782,979,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	431
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	379,832

Total Permanent Positions	379,832

Other Compensation Common to All
Personnel Economic Relief Allowance	20,976
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,244
Honoraria	6,173
Mid-Year Bonus - Civilian	31,652
Year End Bonus	31,652
Cash Gift	4,370
Productivity Enhancement Incentive	4,370
Step Increment	951

Total Other Compensation Common to All	105,892

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	826
Lump-Sum for filling of Positions - Civilian	98,322

Total Other Compensation for Specific Groups	99,148

Other Benefits
PAG-IBIG Contributions	1,048
PhilHealth Contributions	4,156
Employees Compensation Insurance Premiums	1,048
Loyalty Award - Civilian	750
Terminal Leave	9,824

Total Other Benefits	16,826

Non-Permanent Positions	2,541

Total Personnel Services	604,239

Maintenance and Other Operating Expenses
Travelling Expenses	2,965
Training and Scholarship Expenses	2,493
Supplies and Materials Expenses	31,179
Utility Expenses	32,922
Communication Expenses	3,417

432	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Awards/Rewards and Prizes	7,334
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,097
General Services	8,487
Repairs and Maintenance	7,756
Taxes, Insurance Premiums and Other Fees	2,443
Labor and Wages	661
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	482
Representation Expenses	3,370
Transportation and Delivery Expenses	215
Rent/Lease Expenses	26
Membership Dues and Contributions to Organizations	151
Subscription Expenses	473
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	106,206

Total Current Operating Expenditures	710,445

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	72,534

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	782,979

C.6. UNIVERSITY OF NORTHERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	873,860,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	91,166,000	₱	34,805,000	₱		₱	125,971,000
Support to Operations		12,577,000		4,523,000		91,193,000		108,293,000
Operations		370,684,000		28,259,000		240,653,000		639,596,000

HIGHER EDUCATION PROGRAM		338,207,000		18,298,000		240,653,000		597,158,000
ADVANCED EDUCATION PROGRAM		19,517,000		3,012,000				22,529,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	433
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		8,306,000		3,547,000				11,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,654,000		3,402,000				8,056,000

TOTAL NEW APPROPRIATIONS	₱	474,427,000	₱	67,587,000	₱	331,846,000	₱	873,860,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,720,000	₱	34,805,000	₱		₱	99,525,000
Administration of Personnel Benefits		26,446,000						26,446,000

Sub-total, General Administration and Support		91,166,000		34,805,000				125,971,000

Support to Operations
Auxiliary Services		12,577,000		4,523,000				17,100,000
Project(s)
Locally-Funded Project(s)						91,193,000		91,193,000

Continuation of the Construction of Food Court with Multi-Level Parking						58,156,000		58,156,000
Continuation of the Construction of the Men’s Dorm Annex						33,037,000		33,037,000

Sub-total, Support to Operations		12,577,000		4,523,000		91,193,000		108,293,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		338,207,000		18,298,000		240,653,000		597,158,000

HIGHER EDUCATION PROGRAM		338,207,000		18,298,000		240,653,000		597,158,000

Provision of Higher Education Services		294,106,000		15,398,000				309,504,000
Project(s)
Locally-Funded Project(s)		44,101,000		2,900,000		240,653,000		287,654,000

Continuation of the Construction of Four-Storey Student Services Center						11,355,000		11,355,000

434	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Continuation of the Construction of the College of Arts & Sciences Building (Phase II)						40,000,000		40,000,000
Construction of Two-Storey Multi-Purpose Building (Fitness-Wellness and Study Center)						40,000,000		40,000,000
Establishment of Bamboo Innovation Research and Development Center						12,000,000		12,000,000
Continuation of Construction of the Establishment of Technology Complex Phase IV						22,298,000		22,298,000
Continuation of the Construction of College of Teacher Education and Laboratory Academic Building						40,000,000		40,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Funding for the Increase in Carrying Capacity of the College of Medicine		44,101,000		1,900,000		75,000,000		121,001,000
Higher education research improved to promote economic productivity and innovation		27,823,000		6,559,000				34,382,000

ADVANCED EDUCATION PROGRAM		19,517,000		3,012,000				22,529,000

Provision of Advanced Education Services		19,517,000		3,012,000				22,529,000
RESEARCH PROGRAM		8,306,000		3,547,000				11,853,000

Conduct of Research Services		8,306,000		3,547,000				11,853,000
Community engagement increased		4,654,000		3,402,000				8,056,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,654,000		3,402,000				8,056,000

Provision of Extension Services		4,654,000		3,402,000				8,056,000

Sub-total, Operations		370,684,000		28,259,000		240,653,000		639,596,000

TOTAL NEW APPROPRIATIONS	₱	474,427,000	₱	67,587,000	₱	331,846,000	₱	873,860,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	299,888

Total Permanent Positions	299,888

DECEMBER 28, 2020	OFFICIAL GAZETTE	435
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	14,136
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,534
Honoraria	6,479
Mid-Year Bonus - Civilian	24,991
Year End Bonus	24,991
Cash Gift	2,945
Productivity Enhancement Incentive	2,945
Step Increment	750

Total Other Compensation Common to All	81,275

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,811
Lump-Sum for filling of Positions - Civilian	20,055
Lump-Sum for Personnel Services	44,101

Total Other Compensation for Specific Groups	65,967

Other Benefits
PAG-IBIG Contributions	707
PhilHealth Contributions	3,009
Employees Compensation Insurance Premiums	707
Loyalty Award - Civilian	400
Terminal Leave	6,391

Total Other Benefits	11,214

Non-Permanent Positions	16,083

Total Personnel Services	474,427

Maintenance and Other Operating Expenses
Travelling Expenses	7,731
Training and Scholarship Expenses	2,570
Supplies and Materials Expenses	15,631
Utility Expenses	17,791
Communication Expenses	5,410
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	640
General Services	2,920
Repairs and Maintenance	5,500
Taxes, Insurance Premiums and Other Fees	2,000
Other Maintenance and Operating Expenses
Advertising Expenses	250
Printing and Publication Expenses	275
Representation Expenses	3,895
Transportation and Delivery Expenses	5
Rent/Lease Expenses	4

436	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Membership Dues and Contributions to Organizations	275
Subscription Expenses	110
Other Maintenance and Operating Expenses	2,400

Total Maintenance and Other Operating Expenses	67,587

Total Current Operating Expenditures	542,014

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	331,846

Total Capital Outlays	331,846

TOTAL NEW APPROPRIATIONS	873,860

DECEMBER 28, 2020	OFFICIAL GAZETTE	437
STATE UNIVERSITIES AND COLLEGES

D.l. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	256,533,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,871,000	₱	5,512,000	₱		₱	46,383,000
Support to Operations		3,097,000		1,401,000		2,000,000		6,498,000
Operations		115,432,000		20,686,000		67,534,000		203,652,000

HIGHER EDUCATION PROGRAM		104,336,000		17,198,000		67,534,000		189,068,000
RESEARCH PROGRAM		5,847,000		1,784,000				7,631,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,249,000		1,704,000				6,953,000

TOTAL NEW APPROPRIATIONS	₱	159,400,000	₱	27,599,000	₱	69,534,000	₱	256,533,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,623,000	₱	5,512,000	₱		₱	21,135,000
Administration of Personnel Benefits		25,248,000						25,248,000

Sub-total, General Administration and Support		40,871,000		5,512,000				46,383,000

Support to Operations
Auxiliary Services		3,097,000		1,401,000				4,498,000
Project(s)
Locally-Funded Project(s)						2,000,000		2,000,000

Construction of Three-Storey Girls Dormitory						2,000,000		2,000,000

Sub-total, Support to Operations		3,097,000		1,401,000		2,000,000		6,498,000

438	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		104,336,000		17,198,000		67,534,000		189,068,000

HIGHER EDUCATION PROGRAM		104,336,000		17,198,000		67,534,000		189,068,000

Provision of Higher Education Services		104,336,000		16,198,000				120,534,000
Project(s)
Locally-Funded Project(s)				1,000,000		67,534,000		68,534,000

Upgrading of Central Agriculture Laboratory Building						3,000,000		3,000,000
Completion of ASIST Bangued Gymnasium						2,000,000		2,000,000
Construction of ASIST VIT Building, Bangued Campus						20,000,000		20,000,000
Construction of Three-Storey Boys Dormitory, Lagangilang Campus						20,000,000		20,000,000
Construction of Tinguian-Ilokano Research and and Extension Center, Main Campus						22,534,000		22,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		5,847,000		1,784,000				7,631,000

RESEARCH PROGRAM		5,847,000		1,784,000				7,631,000

Conduct of Research Services		5,847,000		1,784,000				7,631,000
Community engagement increased		5,249,000		1,704,000				6,953,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,249,000		1,704,000				6,953,000

Provision of Extension Services		5,249,000		1,704,000				6,953,000

Sub-total, Operations		115,432,000		20,686,000		67,534,000		203,652,000

TOTAL NEW APPROPRIATIONS	₱	159,400,000	₱	27,599,000	₱	69,534,000	₱	256,533,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

DECEMBER 28, 2020	OFFICIAL GAZETTE	439
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	104,965

Total Permanent Positions	104,965

Other Compensation Common to All
Personnel Economic Relief Allowance	5,400
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,350
Mid-Year Bonus - Civilian	8,746
Year End Bonus	8,746
Cash Gift	1,125
Productivity Enhancement Incentive	1,125
Step Increment	263

Total Other Compensation Common to All	26,971

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	25,196

Total Other Compensation for Specific Groups	25,196

Other Benefits
PAG-IBIG Contributions	269
PhilHealth Contributions	1,109
Employees Compensation Insurance Premiums	269
Loyalty Award - Civilian	185
Terminal Leave	52

Total Other Benefits	1,884

Non Permanent Positions	384

Total Personnel Services	159,400

Maintenance and Other Operating Expenses
Travelling Expenses	2,228
Training and Scholarship Expenses	2,288
Supplies and Materials Expenses	2,402
Utility Expenses	4,073
Communication Expenses	2,128
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	375
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	1,062
General Services	2,125

440	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Repairs and Maintenance	745
Taxes, Insurance Premiums and Other Fees	310
Other Maintenance and Operating Expenses
Transportation and Delivery Expenses	20
Subscription Expenses	98
Other Maintenance and Operating Expenses	9,594

Total Maintenance and Other Operating Expenses	27,599

Total Current Operating Expenditures	186,999

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	62,534
Buildings and Other Structures	7,000

Total Capital Outlays	69,534

TOTAL NEW APPROPRIATIONS	256,533

D.2. APAYAO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	270,516,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	30,365,000	₱	17,793,000	₱		₱	48,158,000
Operations		56,749,000		30,075,000		135,534,000		222,358,000

HIGHER EDUCATION PROGRAM		56,749,000		24,061,000		135,534,000		216,344,000
RESEARCH PROGRAM				3,054,000				3,054,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,960,000				2,960,000

TOTAL NEW APPROPRIATIONS	₱	87,114,000	₱	47,868,000	₱	135,534,000	₱	270,516,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,031,000	₱	17,793,000	₱	₱	39,824,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	441
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits	8,334,000			8,334,000

Sub-total, General Administration and Support	30,365,000	17,793,000		48,158,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	56,749,000	24,061,000	135,534,000	216,344,000

HIGHER EDUCATION PROGRAM	56,749,000	24,061,000	135,534,000	216,344,000

Provision of Higher Education Services	56,749,000	23,061,000		79,810,000

Project(s)
Locally-Funded Project(s)		1,000,000	135,534,000	136,534,000

Completion of ASC Academic Building Phase III			5,000,000	5,000,000
Completion of ASC Multi-Purpose Building (Gym)			13,000,000	13,000,000
Completion of ICT Building (Four-Storey Reinforced Concrete Building), Phase V			10,000,000	10,000,000
Continuation of BSHRM Building, Phase III			10,000,000	10,000,000
Continuation of Research and Development Building (Malama Conner, Apayao), Phase III			15,000,000	15,000,000
Continuation of Four-Storey Academic Building, Phase III			15,000,000	15,000,000
Rehabilitation of Bengan Building (Construction of Three-Storey Livelihood and Food Technology Building)			15,000,000	15,000,000
Rehabilitation of Girls Trade Building (Construction of Three-Storey General Education Curriculum Building)			15,000,000	15,000,000
Construction of Four-Storey College of Business and Hospitality Management Building			15,000,000	15,000,000
Construction of Four-Storey College of Teacher Education Building			15,000,000	15,000,000
Provision of Cubet Campus Staff and Students Housing Facility			2,534,000	2,534,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Completion of Academic Building Phase III, Apayao State College			5,000,000	5,000,000
Higher education research improved to promote economic productivity and innovation		3,054,000		3,054,000

442	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

RESEARCH PROGRAM				3,054,000				3,054,000

Conduct of Research Services				3,054,000				3,054,000
Community engagement increased				2,960,000				2,960,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,960,000				2,960,000

Provision of Extension Services				2,960,000				2,960,000

Sub-total, Operations		56,749,000		30,075,000		135,534,000		222,358,000

TOTAL NEW APPROPRIATIONS	₱	87,114,000	₱	47,868,000	₱	135,534,000	₱	270,516,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	55,869

Total Permanent Positions	55,869

Other Compensation Common to All
Personnel Economic Relief Allowance	2,592
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	648
Honoraria	5,074
Mid-Year Bonus - Civilian	4,656
Year End Bonus	4,656
Cash Gift	540
Productivity Enhancement Incentive	540
Step Increment	140

Total Other Compensation Common to All	19,182

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	146
Lump-sum for filling of Positions - Civilian	8,309

Total Other Compensation for Specific Groups	8,455

Other Benefits
PAG-IBIG Contributions	130
PhilHealth Contributions	587
Employees Compensation Insurance Premiums	130

DECEMBER 28, 2020	OFFICIAL GAZETTE	443
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	65
Terminal Leave	25

Total Other Benefits	937

Non-Permanent Positions	2,671

Total Personnel Services	87,114

Maintenance and Other Operating Expenses
Travelling Expenses	2,227
Training and Scholarship Expenses	1,158
Supplies and Materials Expenses	9,691
Utility Expenses	10,395
Communication Expenses	8,460
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	100
Professional Services	7,414
General Services	1,709
Repair and Maintenance	2,699
Taxes, Insurance Premiums and Other Fees	583
Other Maintenance and Operating Expenses
Printing and Publication Expenses	507
Representation Expenses	1,188
Transportation and Delivery Expenses	45
Rent/Lease Expenses	340
Membership Dues and Contributions to Organizations	337
Other Maintenance and Operating Expenses	1,015

Total Maintenance and Other Operating Expenses	47,868

Total Current Operating Expenditures	134,982

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	135,534

Total Capital Outlays	135,534

TOTAL NEW APPROPRIATIONS	270,516

D.3. BENGUET STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	754,817,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

444	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support	₱	145,112,000	₱	45,217,000	₱		₱	190,329,000
Support to Operations		35,870,000		6,363,000				42,233,000
Operations		387,156,000		62,565,000		72,534,000		522,255,000

HIGHER EDUCATION PROGRAM		321,214,000		34,354,000		60,000,000		415,568,000
ADVANCED EDUCATION PROGRAM		4,102,000		1,530,000				5,632,000
RESEARCH PROGRAM		60,569,000		23,782,000		12,534,000		96,885,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,271,000		2,899,000				4,170,000

TOTAL NEW APPROPRIATIONS	₱	568,138,000	₱	114,145,000	₱	72,534,000	₱	754,817,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	52,746,000	₱	45,217,000	₱		₱	97,963,000
Administration of Personnel Benefits		92,366,000						92,366,000

Sub-total, General Administration and Support		145,112,000		45,217,000				190,329,000

Support to Operations
Auxiliary Services		35,870,000		6,363,000				42,233,000

Sub-total, Support to Operations		35,870,000		6,363,000				42,233,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		321,214,000		34,354,000		60,000,000		415,568,000

HIGHER EDUCATION PROGRAM		321,214,000		34,354,000		60,000,000		415,568,000

Provision of Higher Education Services		321,214,000		33,354,000				354,568,000
Project(s)
Locally-Funded Project(s)				1,000,000		60,000,000		61,000,000

Construction of Information Technology Building						50,000,000		50,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	445
STATE UNIVERSITIES AND COLLEGES

ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Expansion of the College of Forestry Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		64,671,000		25,312,000		12,534,000		102,517,000

ADVANCED EDUCATION PROGRAM		4,102,000		1,530,000				5,632,000

Provision of Advanced Education Services		4,102,000		1,530,000				5,632,000
RESEARCH PROGRAM		60,569,000		23,782,000		12,534,000		96,885,000

Conduct of Research Services		60,569,000		23,782,000				84,351,000
Project(s)
Locally-Funded Project(s)						12,534,000		12,534,000

Construction of Biodiversity Research Center, Bokod Campus						12,534,000		12,534,000
Community engagement increased		1,271,000		2,899,000				4,170,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,271,000		2,899,000				4,170,000

Provision of Extension Services		1,271,000		2,899,000				4,170,000

Sub-total, Operations		387,156,000		62,565,000		72,534,000		522,255,000

TOTAL NEW APPROPRIATIONS	₱	568,138,000	₱	114,145,000	₱	72,534,000	₱	754,817,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	321,107

Total Permanent Positions	321,107

Other Compensation Common to All
Personnel Economic Relief Allowance	16,248
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,062
Honoraria	56,439
Mid-Year Bonus - Civilian	26,758
Year End Bonus	26,758

446	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cash Gift	3,385
Productivity Enhancement Incentive	3,385
Step Increment	801

Total Other Compensation Common to All	138,340

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	6,871
Longevity Pay	506
Lump-sum for filling of Positions - Civilian	84,464
Anniversary Bonus - Civilian	2,082

Total Other Compensation for Specific Groups	93,923

Other Benefits
PAG-IBIG Contributions	812
PhilHealth Contributions	3,226
Employees Compensation Insurance Premiums	812
Terminal Leave	7,902

Total Other Benefits	12,752

Non-Permanent Positions	2,016

Total Personnel Services	568,138

Maintenance and Other Operating Expenses
Travelling Expenses	15,491
Training and Scholarship Expenses	8,637
Supplies and Materials Expenses	29,635
Utility Expenses	10,806
Communication Expenses	6,011
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,438
General Services	2,500
Repairs and Maintenance	17,196
Taxes, Insurance Premiums and Other Fees	457
Labor and Wages	4,421
Other Maintenance and Operating Expenses
Advertising Expenses	449
Printing and Publication Expenses	1,484
Representation Expenses	4,288
Membership Dues and Contributions to Organizations	860
Subscription Expenses	30
Other Maintenance and Operating Expenses	9,262

Total Maintenance and Other Operating Expenses	114,145

Total Current Operating Expenditures	682,283

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	72,534

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	754,817

DECEMBER 28, 2020	OFFICIAL GAZETTE	447
STATE UNIVERSITIES AND COLLEGES

D.4. IFUGAO STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	391,309,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,718,000	₱	13,189,000	₱	36,534,000	₱	99,441,000
Operations		182,721,000		59,847,000		49,300,000		291,868,000

HIGHER EDUCATION PROGRAM		178,571,000		48,809,000		49,300,000		276,680,000
ADVANCED EDUCATION PROGRAM		500,000		940,000				1,440,000
RESEARCH PROGRAM		1,623,000		7,608,000				9,231,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,027,000		2,490,000				4,517,000

TOTAL NEW APPROPRIATIONS	₱	232,439,000	₱	73,036,000	₱	85,834,000	₱	391,309,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	29,499,000	₱	13,189,000	₱		₱	42,688,000
Administration of Personnel Benefits		20,219,000						20,219,000
Project(s)
Locally-Funded Project(s)						36,534,000		36,534,000

Construction of Academic Building, Lamut Campus						20,000,000		20,000,000
Rehabilitation/Enhancement of Library Building Lamut Campus						16,534,000		16,534,000

Sub-total, General Administration and Support		49,718,000		13,189,000		36,534,000		99,441,000

448	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		178,571,000		48,809,000		49,300,000		276,680,000

HIGHER EDUCATION PROGRAM		178,571,000		48,809,000		49,300,000		276,680,000

Provision of Higher Education Services		178,571,000		47,809,000				226,380,000
Project(s)
Locally-Funded Project(s)				1,000,000		49,300,000		50,300,000

Completion of Open Gym, Aguinaldo Campus						5,000,000		5,000,000
Completion of Open Gym						6,000,000		6,000,000
Improvement of Girls and Boys Dormitories, Lagawe Campus						6,000,000		6,000,000
Completion of the Eastern Mountain Province Boys’ Dormitory, Potia Campus						10,000,000		10,000,000
Upgrading of BS Nursing Laboratory						5,000,000		5,000,000
Enhancement of Agriculture and Science Laboratories, Tinoc Campus						5,000,000		5,000,000
Enhancement of Boys Dormitory						10,000,000		10,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of IFSU Community Learning Center						2,300,000		2,300,000
Higher education research improved to promote economic productivity and innovation		2,123,000		8,548,000				10,671,000

ADVANCED EDUCATION PROGRAM		500,000		940,000				1,440,000

Provision of Advanced Education Services		500,000		940,000				1,440,000
RESEARCH PROGRAM		1,623,000		7,608,000				9,231,000

Conduct of Research Services		1,623,000		7,608,000				9,231,000
Community engagement increased		2,027,000		2,490,000				4,517,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,027,000		2,490,000				4,517,000

Provision of Extension Services		2,027,000		2,490,000				4,517,000

Sub-total, Operations		182,721,000		59,847,000		49,300,000		291,868,000

TOTAL NEW APPROPRIATIONS	₱	232,439,000	₱	73,036,000	₱	85,834,000	₱	391,309,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	449
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	162,295

Total Permanent Positions	162,295

Other Compensation Common to All
Personnel Economic Relief Allowance	8,424
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,106
Honoraria	5,047
Mid-Year Bonus - Civilian	13,525
Year End Bonus	13,525
Cash Gift	1,755
Productivity Enhancement Incentive	1,755
Step Increment	407

Total Other Compensation Common to All	47,024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for filling of Positions - Civilian	17,714

Total Other Compensation for Specific Groups	17,813

Other Benefits
PAG-IBIG Contributions	421
PhilHealth Contributions	1,730
Employees Compensation Insurance Premiums	421
Loyalty Award - Civilian	230
Terminal Leave	2,505

Total Other Benefits	5,307

Total Personnel Services	232,439

Maintenance and Other Operating Expenses
Travelling Expenses	3,227
Training and Scholarship Expenses	5,678
Supplies and Materials Expenses	17,941
Utility Expenses	5,141
Communication Expenses	3,069
Awards/Rewards and Prizes	500
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185

450	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Professional Services	15,834
General Services	7,868
Repairs and Maintenance	7,657
Taxes, Insurance Premiums and Other Fees	932
Labor and Wages	150
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	1,406
Representation Expenses	708
Membership Dues and Contributions to Organizations	291
Subscription Expenses	51
Other Maintenance and Operating Expenses	2,128

Total Maintenance and Other Operating Expenses	73,036

Total Current Operating Expenditures	305,475

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	83,334
Machinery and Equipment Outlay	2,500

Total Capital Outlays	85,834

TOTAL NEW APPROPRIATIONS	391,309

D.5. KALINGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	329,330,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	61,814,000	₱	14,404,000	₱	62,534,000	₱	138,752,000
Support to Operations				913,000				913,000
Operations		156,973,000		32,692,000				189,665,000

HIGHER EDUCATION PROGRAM		156,973,000		16,500,000				173,473,000
RESEARCH PROGRAM				7,845,000				7,845,000
TECHNICAL ADVISORY EXTENSION PROGRAM				8,347,000				8,347,000

TOTAL NEW APPROPRIATIONS	₱	218,787,000	₱	48,009,000	₱	62,534,000	₱	329,330,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	451

STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,712,000	₱	14,404,000	₱		₱	47,116,000
Administration of Personnel Benefits		29,102,000						29,102,000
Project(s)
Locally-Funded Project(s)						62,534,000		62,534,000

Construction of Four-Storey Library Building-Bulanao Campus						45,000,000		45,000,000
Construction of Technology and Innovation Park-Bulanao Campus						17,534,000		17,534,000

Sub-total, General Administration and Support		61,814,000		14,404,000		62,534,000		138,752,000

Support to Operations
Auxiliary Services				913,000				913,000

Sub-total, Support to Operations				913,000				913,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		156,973,000		16,500,000				173,473,000

HIGHER EDUCATION PROGRAM		156,973,000		16,500,000				173,473,000

Provision of Higher Education Services		156,973,000		15,500,000				172,473,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation				7,845,000				7,845,000

RESEARCH PROGRAM				7,845,000				7,845,000

Conduct of Research Services				7,845,000				7,845,000

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Community engagement increased				8,347,000				8,347,000

TECHNICAL ADVISORY EXTENSION PROGRAM				8,347,000				8,347,000

Provision of Extension Services				8,347,000				8,347,000

Sub-total, Operations		156,973,000		32,692,000				189,665,000

TOTAL NEW APPROPRIATIONS	₱	218,787,000	₱	48,009,000	₱	62,534,000	₱	329,330,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,435

Total Permanent Positions	139,435

Other Compensation Common to All
Personnel Economic Relief Allowance	6,720
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,680
Honoraria	10,966
Mid-Year Bonus - Civilian	11,619
Year End Bonus	11,619
Cash Gift	1,400
Productivity Enhancement Incentive	1,400
Step Increment	348

Total Other Compensation Common to All	46,112

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	362
Lump-sum for filling of Positions - Civilian	27,422
Anniversary Bonus - Civilian	855

Total Other Compensation for Specific Groups	28,639

Other Benefits
PAG-IBIG Contributions	336
PhilHealth Contributions	1,394
Employees Compensation Insurance Premiums	336
Loyalty Award - Civilian	70
Terminal Leave	1,680

Total Other Benefits	3,816

Non-Permanent Positions	785

Total Personnel Services	218,787

DECEMBER 28, 2020	OFFICIAL GAZETTE	453
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	3,859
Training and Scholarship Expenses	8,143
Supplies and Materials Expenses	8,920
Utility Expenses	4,985
Communication Expenses	7,955
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	264
Professional Services	5,633
Repairs and Maintenance	2,685
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	1,125
Representation Expenses	2,180
Transportation and Delivery Expenses	357
Rent/Lease Expenses	40
Membership Dues and Contributions to Organizations	535
Subscription Expenses	368
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	48,009

Total Current Operating Expenditures	266,796

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	329,330

D.6. MOUNTAIN PROVINCE STATE UNIVERSITY

(MOUNTAIN PROVINCE STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	471,503,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	67,837,000	₱	30,325,000	₱	2,235,000	₱	100,397,000
Operations		112,642,000		55,465,000		202,999,000		371,106,000

HIGHER EDUCATION PROGRAM		110,990,000		46,912,000		202,999,000		360,901,000

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RESEARCH PROGRAM		1,652,000		5,038,000				6,690,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,515,000				3,515,000

TOTAL NEW APPROPRIATIONS	₱	180,479,000	₱	85,790,000	₱	205,234,000	₱	471,503,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,416,000	₱	30,325,000	₱	2,235,000	₱	69,976,000
Administration of Personnel Benefits		30,421,000						30,421,000

Sub-total, General Administration and Support		67,837,000		30,325,000		2,235,000		100,397,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		110,990,000		46,912,000		202,999,000		360,901,000

HIGHER EDUCATION PROGRAM		110,990,000		46,912,000		202,999,000		360,901,000

Provision of Higher Education Services		110,990,000		45,912,000		1,206,000		158,108,000
Project(s)
Locally-Funded Project(s)				1,000,000		201,793,000		202,793,000

Repair/Repainting/Improvement of Academic Buildings						7,700,000		7,700,000
Construction of Seven-Storey Multi-Purpose Technology Cum Center for Science Building Phase II-A						25,000,000		25,000,000
Construction of Academic Building for Criminology Phase II, Faliling						30,000,000		30,000,000
Construction of Student Dormitory, Phase I, Faliling						40,000,000		40,000,000
Convention Center cum Multi-Function Building, Phase I Faliling						19,093,000		19,093,000
Completion of Academic Building, Tadian						25,000,000		25,000,000
Completion of Four (4)-Storey Engineering Building						45,000,000		45,000,000
ICT Connection and Other Equipment				500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	455
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Dormitory Phase I, Paracelis Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		1,652,000		5,038,000				6,690,000

RESEARCH PROGRAM		1,652,000		5,038,000				6,690,000

Conduct of Research Services		1,652,000		5,038,000				6,690,000
Community engagement increased				3,515,000				3,515,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,515,000				3,515,000

Provision of Extension Services				3,515,000				3,515,000

Sub-total, Operations		112,642,000		55,465,000		202,999,000		371,106,000

TOTAL NEW APPROPRIATIONS	₱	180,479,000	₱	85,790,000	₱	205,234,000	₱	471,503,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	106,493

Total Permanent Positions	106,493

Other Compensation Common to All
Personnel Economic Relief Allowance	5,640
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,410
Honoraria	13,710
Mid-Year Bonus - Civilian	8,875
Year End Bonus	8,875
Cash Gift	1,175
Productivity Enhancement Incentive	1,175
Step Increment	267

Total Other Compensation Common to All	41,487

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	205
Lump-sum for filling of Positions - Civilian	30,421

Total Other Compensation for Specific Groups	30,626

456	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	282
PhilHealth Contributions	1,159
Employees Compensation Insurance Premiums	282
Loyalty Award - Civilian	150

Total Other Benefits	1,873

Total Personnel Services	180,479

Maintenance and Other Operating Expenses
Travelling Expenses	8,000
Training and Scholarship Expenses	4,750
Supplies and Materials Expenses	31,900
Utility Expenses	4,240
Communication Expenses	2,925
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	10,000
General Services	7,492
Repairs and Maintenance	7,825
Taxes, Insurance Premiums and Other Fees	2,250
Other Maintenance and Operating Expenses
Advertising Expenses	50
Representation Expenses	2,852
Membership Dues and Contributions to Organizations	155
Subscription Expenses	100
Other Maintenance and Operating Expenses	3,119

Total Maintenance and Other Operating Expenses	85,790

Total Current Operating Expenditures	266,269

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	201,793
Furniture, Fixtures and Books Outlay	3,441

Total Capital Outlays	205,234

TOTAL NEW APPROPRIATIONS	471,503

DECEMBER 28, 2020	OFFICIAL GAZETTE	457
STATE UNIVERSITIES AND COLLEGES

E. REGION II - CAGAYAN VALLEY

E.l. BATANES STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	105,117,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,559,000	₱	1,551,000	₱		₱	16,110,000
Support to Operations				125,000				125,000
Operations		16,349,000		9,999,000		62,534,000		88,882,000

HIGHER EDUCATION PROGRAM		16,349,000		9,999,000		62,534,000		88,882,000

TOTAL NEW APPROPRIATIONS	₱	30,908,000	₱	11,675,000	₱	62,534,000	₱	105,117,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,477,000	₱	1,551,000	₱		₱	14,028,000
Administration of Personnel Benefits		2,082,000						2,082,000

Sub-total, General Administration and Support		14,559,000		1,551,000				16,110,000

Support to Operations
Auxilliary Services				125,000				125,000

Sub-total, Support to Operations				125,000				125,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		16,349,000		9,999,000		62,534,000		88,882,000

458	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		16,349,000		9,999,000		62,534,000		88,882,000

Provision of Higher Education Services		16,349,000		8,999,000		16,534,000		41,882,000
Project(s)
Locally-Funded Project(s)				1,000,000		46,000,000		47,000,000

Construction of Water Treatment and Distribution Facilities						10,000,000		10,000,000
Construction of PWD Ramp/Access						6,000,000		6,000,000
Construction of Academic Management Building, Phase I						30,000,000		30,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

Sub-total, Operations		16,349,000		9,999,000		62,534,000		88,882,000

TOTAL NEW APPROPRIATIONS	₱	30,908,000	₱	11,675,000	₱	62,534,000	₱	105,117,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	20,203

Total Permanent Positions	20,203

Other Compensation Common to All
Personnel Economic Relief Allowance	1,176
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	294
Honoraria	96
Mid-Year Bonus - Civilian	1,684
Year End Bonus	1,684
Cash Gift	245
Productivity Enhancement Incentive	245
Step Increment	51

Total Other Compensation Common to All	5,799

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	127
Lump-sum for filling of Positions-Civilian	2,082

Total Other Compensation for Specific Groups	2,209

DECEMBER 28, 2020	OFFICIAL GAZETTE	459
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	59
PhilHealth Contributions	236
Employees Compensation Insurance Premiums	59

Total Other Benefits	354

Non-Permanent Positions	2,343

Total Personnel Services	30,908

Maintenance and Other Operating Expenses
Travelling Expenses	2,652
Training and Scholarship Expenses	571
Supplies and Materials Expenses	3,647
Utility Expenses	660
Communication Expenses	2,235
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	99
Professional Services	10
General Services	30
Repairs and Maintenance	626
Taxes, Insurance Premiums and Other Fees	30
Labor and Wages	435
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	80
Other Maintenance and Operating Expenses	600

Total Maintenance and Other Operating Expenses	11,675

Total Current Operating Expenditures	42,583

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	46,000
Machinery and Equipment Outlay	3,518
Furniture, Fixtures and Books Outlay	13,016

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	105,117

E.2. CAGAYAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	937,976,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

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GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support	₱	157,346,000	₱	26,565,000	₱		₱	183,911,000
Support to Operations		23,356,000		2,390,000				25,746,000
Operations		511,890,000		93,895,000		122,534,000		728,319,000

HIGHER EDUCATION PROGRAM		487,661,000		71,594,000		90,000,000		649,255,000
ADVANCED EDUCATION PROGRAM		23,063,000		926,000				23,989,000
RESEARCH PROGRAM		1,166,000		14,792,000		32,534,000		48,492,000
TECHNICAL ADVISORY EXTENSION PROGRAM				6,583,000				6,583,000

TOTAL NEW APPROPRIATIONS	₱	692,592,000	₱	122,850,000	₱	122,534,000	₱	937,976,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	82,884,000	₱	26,565,000	₱		₱	109,449,000
Administration of Personnel Benefits		74,462,000						74,462,000

Sub-total, General Administration and Support		157,346,000		26,565,000				183,911,000
Support to Operations
Auxiliary Services		23,356,000		2,390,000				25,746,000

Sub-total, Support to Operations		23,356,000		2,390,000				25,746,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		487,661,000		71,594,000		90,000,000		649,255,000

HIGHER EDUCATION PROGRAM		487,661,000		71,594,000		90,000,000		649,255,000

Provision of Higher Education Services		462,469,000		49,594,000				512,063,000
Project(s)
Locally-Funded Project(s)		25,192,000		22,000,000		90,000,000		137,192,000

Construction of Four-Storey Academic Building, Andrews Campus						30,000,000		30,000,000
ICT Connection and Other Equipment				500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	461
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development				500,000				500,000
Repair and Renovation of Academic Buildings and Facilities				15,000,000				15,000,000
Funding for the Increase in Carrying Capacity of the College of Medicine		25,192,000		6,000,000		60,000,000		91,192,000
Higher education research improved to promote economic productivity and innovation		24,229,000		15,718,000		32,534,000		72,481,000

ADVANCED EDUCATION PROGRAM		23,063,000		926,000				23,989,000

Provision of Advanced Education Services		23,063,000		926,000				23,989,000
RESEARCH PROGRAM		1,166,000		14,792,000		32,534,000		48,492,000

Conduct of Research Services		1,166,000		9,700,000				10,866,000
Project(s)
Locally-Funded Project(s)				5,092,000		32,534,000		37,626,000

Natural Product Research and Innovation Center (NPRIC)				5,092,000				5,092,000
Construction of PMO and Tissue Culture Laboratory for Mangrove and Bamboo Research and Innovation Center, Gonzaga Campus						32,534,000		32,534,000
Community engagement increased				6,583,000				6,583,000

TECHNICAL ADVISORY EXTENSION PROGRAM				6,583,000				6,583,000

Provision of Extension Services				3,571,000				3,571,000
Project(s)
Locally-Funded Project(s)				3,012,000				3,012,000

Implementation of Technical and Vocational Education and Training (TVET) Program				3,012,000				3,012,000

Sub-total, Operations		511,890,000		93,895,000		122,534,000		728,319,000

TOTAL NEW APPROPRIATIONS	₱	692,592,000	₱	122,850,000	₱	122,534,000	₱	937,976,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	456,308

Total Permanent Positions	456,308

462	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	24,480
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	6,120
Honoraria	4,312
Mid-Year Bonus - Civilian	38,025
Year End Bonus	38,025
Cash Gift	5,100
Productivity Enhancement Incentive	5,100
Step Increment	1,141

Total Other Compensation Common to All	122,663

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,348
Lump-sum of filling of Positions-Civilian	71,053
Lump-sum for Personnel Services	25,192

Total Other Compensation for Specific Groups	97,593

Other Benefits
PAG-IBIG Contributions	1,223
PhilHealth Contributions	4,923
Employees Compensation Insurance Premiums	1,223
Loyalty Award - Civilian	816
Terminal Leave	3,409

Total Other Benefits	11,594

Non-Permanent Positions	4,434

Total Personnel Services	692,592

Maintenance and Other Operating Expenses
Travelling Expenses	19,886
Training and Scholarship Expenses	5,799
Supplies and Materials Expenses	23,922
Utility Expenses	22,274
Communication Expenses	5,429
Awards/Rewards and Prizes	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	5,794
General Services	1,600
Repairs and Maintenance	18,660
Taxes, Insurance Premiums and Other Fees	6,280
Labor and Wages	54
Other Maintenance and Operating Expenses
Advertising Expenses	221
Printing and Publication Expenses	168
Representation Expenses	2,701
Transportation and Delivery Expenses	165
Rent/Lease Expenses	133

DECEMBER 28, 2020	OFFICIAL GAZETTE	463
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	135
Subscription Expenses	40
Other Maintenance and Operating Expenses	7,409

Total Maintenance and Other Operating Expenses	122,850

Total Current Operating Expenditures	815,442

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	122,334

Total Capital Outlays	122,534

TOTAL NEW APPROPRIATIONS	937,976

E.3. ISABELA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,051,852,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	172,832,000	₱	18,537,000	₱		₱	191,369,000
Support to Operations		7,474,000		13,596,000		25,400,000		46,470,000
Operations		645,982,000		77,897,000		90,134,000		814,013,000

HIGHER EDUCATION PROGRAM		604,059,000		64,610,000		80,000,000		748,669,000
ADVANCED EDUCATION PROGRAM		12,190,000		3,794,000				15,984,000
RESEARCH PROGRAM		6,741,000		7,732,000		10,134,000		24,607,000
TECHNICAL ADVISORY EXTENSION PROGRAM		22,992,000		1,761,000				24,753,000

TOTAL NEW APPROPRIATIONS	₱	826,288,000	₱	110,030,000	₱	115,534,000	₱	1,051,852,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	101,159,000	₱	18,537,000	₱		₱	119,696,000
Administration of Personnel Benefits		71,673,000						71,673,000

Sub-total, General Administration and Support		172,832,000		18,537,000				191,369,000

Support to Operations
Auxiliary Services		7,474,000		13,596,000		6,000,000		27,070,000
Project(s)
Locally-Funded Project(s)						19,400,000		19,400,000

Construction of Hostel, San Mariano						19,400,000		19,400,000

Sub-total, Support to Operations		7,474,000		13,596,000		25,400,000		46,470,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		604,059,000		64,610,000		80,000,000		748,669,000

HIGHER EDUCATION PROGRAM		604,059,000		64,610,000		80,000,000		748,669,000

Provision of Higher Education Services		604,059,000		63,610,000		5,000,000		672,669,000
Project(s)
Locally-Funded Project(s)				1,000,000		75,000,000		76,000,000

Construction of Multi-Purpose Building, University Main Campus (P50 Million)-MYP						30,000,000		30,000,000
Construction of Five-Storey Academic Building Phase 2 Santiago Extension						20,000,000		20,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Development of Optimized Decision Support System for Effective Electronic Governance (ODeSSEE) on Preemptive Evacuation on Flood Disaster Amidst COVID-19 in the Cagayan Valley Region						5,000,000		5,000,000
Rehabilitation/Repair/Expansion of Road Network, ISU Cabagan Campus						20,000,000		20,000,000
Higher education research improved to promote economic productivity and innovation		18,931,000		11,526,000		10,134,000		40,591,000

ADVANCED EDUCATION PROGRAM		12,190,000		3,794,000				15,984,000

Provision of Advanced Education Services		12,190,000		3,794,000				15,984,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	465
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		6,741,000		7,732,000		10,134,000		24,607,000

Conduct of Research Services		6,741,000		7,732,000		2,134,000		16,607,000
Project(s)
Locally-Funded Project(s)						8,000,000		8,000,000

Completion of RDET Building, Cabagan Campus						8,000,000		8,000,000
Community engagement increased		22,992,000		1,761,000				24,753,000

TECHNICAL ADVISORY EXTENSION PROGRAM		22,992,000		1,761,000				24,753,000

Provision of Extension Services		22,992,000		1,761,000				24,753,000

Sub-total, Operations		645,982,000		77,897,000		90,134,000		814,013,000

TOTAL NEW APPROPRIATIONS	₱	826,288,000	₱	110,030,000	₱	115,534,000	₱	1,051,852,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	586,716

Total Permanent Positions	586,716

Other Compensation Common to All
Personnel Economic Relief Allowance	28,344
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	7,086
Honoraria	2,452
Mid-Year Bonus - Civilian	48,892
Year End Bonus	48,892
Cash Gift	5,905
Productivity Enhancement Incentive	5,905
Step Increment	1,466

Total Other Compensation Common to All	149,446

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,544
Lump-sum for filling Positions-Civilian	62,948

Total Other Compensation for Specific Groups	65,492

466	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	1,417
PhilHealth Contributions	5,831
Employees Compensation Insurance Premiums	1,417
Loyalty Award - Civilian	1,230
Terminal Leave	8,725

Total Other Benefits	18,620

Non-Permanent Positions	6,014

Total Personnel Services	826,288

Maintenance and Other Operating Expenses
Travelling Expenses	5,076
Training and Scholarship Expenses	5,866
Supplies and Materials Expenses	28,756
Utility Expenses	29,571
Communication Expenses	5,412
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	401
Professional Services	3,283
General Services	12,712
Repairs and Maintenance	10,078
Taxes, Insurance Premiums and Other Fees	998
Labor and Mages	3,419
Other Maintenance and Operating Expenses
Advertising Expenses	30
Printing and Publication Expenses	562
Representation Expenses	2,010
Transportation and Delivery Expenses	69
Rent/Lease Expenses	306
Membership Dues and Contributions to Organizations	94
Subscription Expenses	765
Other Maintenance and Operating Expenses	622

Total Maintenance and Other Operating Expenses	110,030

Total Current Operating Expenditures	936,318

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	20,000
Buildings and Other Structures	77,400
Machinery and Equipment Outlay	18,134

Total Capital Outlays	115,534

TOTAL NEW APPROPRIATIONS	1,051,852

E.4. NUEVA VIZCAYA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	534,068,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	476
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	107,714,000	₱	25,765,000	₱	1,534,000	₱	135,013,000
Support to Operations		10,824,000		207,000				11,031,000
Operations		297,398,000		29,626,000		61,000,000		388,024,000

HIGHER EDUCATION PROGRAM		274,893,000		27,698,000		61,000,000		363,591,000
ADVANCED EDUCATION PROGRAM		4,472,000		87,000				4,559,000
RESEARCH PROGRAM		8,632,000		1,412,000				10,044,000
TECHNICAL ADVISORY EXTENSION PROGRAM		9,401,000		429,000				9,830,000

TOTAL NEW APPROPRIATIONS	₱	415,936,000	₱	55,598,000	₱	62,534,000	₱	534,068,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,564,000	₱	25,765,000	₱	1,534,000	₱	76,863,000
Administration of Personnel Benefits		58,150,000						58,150,000

Sub-total, General Administration and Support		107,714,000		25,765,000		1,534,000		135,013,000

Support to Operations
Auxiliary Services		10,824,000		207,000				11,031,000

Sub-total, Support to Operations		10,824,000		207,000				11,031,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		274,893,000		27,698,000		61,000,000		363,591,000

468	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		274,893,000		27,698,000		61,000,000		363,591,000

Provision of Higher Education Services		274,893,000		26,698,000				301,591,000
Project(s)
Locally-Funded Project(s)				1,000,000		61,000,000		62,000,000

Construction of CBE Building, Bayonbong Campus						36,000,000		36,000,000
Construction of Mechanical Engineering Laboratory
Building and Facilities, Bambang Campus						20,000,000		20,000,000
Repair and Rehabilitation of TVEP Twin Building and Facilities, Bambang Campus						3,000,000		3,000,000
Repair and Rehabilitation of Ceramics/PTCA Building, Bambang Campus						2,000,000		2,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		13,104,000		1,499,000				14,603,000

ADVANCED EDUCATION PROGRAM		4,472,000		87,000				4,559,000

Provision of Advanced Education Services		4,472,000		87,000				4,559,000
RESEARCH PROGRAM		8,632,000		1,412,000				10,044,000

Conduct of Research Services		8,632,000		1,412,000				10,044,000
Community engagement increased		9,401,000		429,000				9,830,000

TECHNICAL ADVISORY EXTENSION PROGRAM		9,401,000		429,000				9,830,000

Provision of Extension Services		9,401,000		429,000				9,830,000

Sub-total, Operations		297,398,000		29,626,000		61,000,000		388,024,000

TOTAL NEW APPROPRIATIONS	₱	415,936,000	₱	55,598,000	₱	62,534,000	₱	534,068,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	275,574

Total Permanent Positions	275,574

DECEMBER 28, 2020	OFFICIAL GAZETTE	469
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	13,608
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,402
Honoraria	3,794
Mid-Year Bonos - Civilian	22,964
Year End Bonus	22,964
Cash Gift	2,835
Productivity Enhancement Incentive	2,835
Step Increment	688

Total Other Compensation Common to All	73,594

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,168
Lump-sum for filling of Positions-Civilian	57,087

Total Other Compensation for Specific Groups	58,255

Other Benefits
PAG-IBIG Contributions	680
PhilHealth Contributions	2,751
Employees Compensation Insurance Premiums	680
Loyalty Award - Civilian	315
Terminal Leave	1,063

Total Other Benefits	5,489

Non-Permanent Positions	3,024

Total Personnel Services	415,936

Maintenance and Other Operating Expenses
Travelling Expenses	4,444
Training and Scholarship Expenses	5,606
Supplies and Materials Expenses	11,018
Utility Expenses	11,302
Communication Expenses	1,451
Awards/Rewards and Prizes	110
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	5,085
General Services	8,041
Repairs and Maintenance	1,700
Taxes, Insurance Premiums and Other Fees	2,888
Labor and Wages	250
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	100
Representation Expenses	1,364
Transportation and Delivery Expenses	1,364

470	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Membership Dues and Contributions to Organizations	152
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	55,598

Total Current Operating Expenditures	471,534

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	61,000
Machinery and Equipment Outlay	1,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	534,068

E.5. QUIRINO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	261,024,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,729,000	₱	26,058,000			₱	49,787,000
Support to Operations		7,515,000		6,325,000				13,840,000
Operations		116,870,000		18,377,000		62,150,000		197,397,000

HIGHER EDUCATION PROGRAM		93,727,000		12,300,000		58,900,000		164,927,000
ADVANCED EDUCATION PROGRAM		1,903,000		1,210,000				3,113,000
RESEARCH PROGRAM		9,642,000		4,434,000		3,250,000		17,326,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,598,000		433,000				12,031,000

TOTAL NEW APPROPRIATIONS	₱	148,114,000	₱	50,760,000	₱	62,150,000	₱	261,024,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	471
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,259,000	₱	26,058,000	₱		₱	49,317,000
Administration of Personnel Benefits		470,000						470,000

Sub-total, General Administration and Support		23,729,000		26,058,000				49,787,000

Support to Operations
Auxiliary Services		7,515,000		6,325,000				13,840,000

Sub-total, Support to Operations		7,515,000		6,325,000				13,840,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		93,727,000		12,300,000		58,900,000		164,927,000

HIGHER EDUCATION PROGRAM		93,727,000		12,300,000		58,900,000		164,927,000

Provision of Higher Education Services		93,727,000		11,300,000		3,900,000		108,927,000
Project(s)
Locally-Funded Project(s)				1,000,000		55,000,000		56,000,000

Construction of Criminology Building (Cabarroguis Campus)						25,000,000		25,000,000
Construction of Health and Nutrition Building (Diffun Campus)						25,000,000		25,000,000
Improvement of Hospitality Industry Management Building (Diffun Campus)						5,000,000		5,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		11,545,000		5,644,000		3,250,000		20,439,000

ADVANCED EDUCATION PROGRAM		1,903,000		1,210,000				3,113,000

Provision of Advanced Education Services		1,903,000		1,210,000				3,113,000
RESEARCH PROGRAM		9,642,000		4,434,000		3,250,000		17,326,000

Conduct of Research Services		9,642,000		1,228,000				10,870,000
Project(s)
Locally-Funded Project(s)				3,206,000		3,250,000		6,456,000

Banana Resource Research and Development Center				1,500,000		2,750,000		4,250,000

472	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Plant Propagation Research Center				1,706,000		500,000		2,206,000
Community engagement increased		11,598,000		433,000				12,031,000

TECHNICAL ADVISORY EXTENSION PROGRAM		11,598,000		433,000				12,031,000

Provision of Extension Services		11,598,000		433,000				12,031,000

Sub-total, Operations		116,870,000		18,377,000		62,150,000		197,397,000

TOTAL NEW APPROPRIATIONS	₱	148,114,000	₱	50,760,000	₱	62,150,000	₱	261,024,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	112,535

Total Permanent Positions	112,535

Other Compensation Common to All
Personnel Economic Relief Allowance	6,504
Representation Allowance	228
Transportation Allowance	228
Clothing and Uniform Allowance	1,626
Honoraria	1,903
Mid-Year Bonus - Civilian	9,378
Year End Bonus	9,378
Cash Gift	1,355
Productivity Enhancement Incentive	1,355
Step Increment	281

Total Other Compensation Common to All	32,236

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	374

Total Other Compensation for Specific Groups	374

Other Benefits
PAG-IBIG Contributions	325
PhilHealth Contributions	1,277
Employees Compensation Insurance Premiums	325

DECEMBER 28, 2020	OFFICIAL GAZETTE	473
STATE UNIVERSITIES AND COLLEGES

Loyalty Award - Civilian	245
Terminal Leave	470

Total Other Benefits	2,642

Non-Permanent Positions	327

Total Personnel Services	148,114

Maintenance and Other Operating Expenses
Travelling Expenses	2,453
Training and Scholarship Expenses	3,114
Supplies and Materials Expenses	18,502
Utility Expenses	10,042
Communication Expenses	1,291
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	3,410
General Services	4,263
Repairs and Maintenance	2,150
Taxes, Insurance Premiums and Other Fees	1,862
Labor and Wages	600
Other Maintenance and Operating Expenses
Advertising Expenses	81
Printing and Publication Expenses	1,524
Representation Expenses	681
Membership Dues and Contributions to Organizations	139
Subscription Expenses	12
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	50,760

Total Current Operating Expenditures	198,874

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	55,000
Machinery and Equipment Outlay	2,550
Furniture, Fixture and Books Outlay	2,600
Other Property Plant and Equipment Outlay	2,000

Total Capital Outlays	62,150

TOTAL NEW APPROPRIATIONS	261,024

474	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	241,494,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	26,301,000	₱	9,968,000	₱		₱	36,269,000
Support to Operations		2,334,000		2.049,000		6,350,000		10,733,000
Operations		59,847,000		36,458,000		98,187,000		194,492,000

HIGHER EDUCATION PROGRAM		59,847,000		32,222,000		98,187,000		190,256,000
RESEARCH PROGRAM				2,166,000				2,166,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,070,000				2,070,000

TOTAL NEW APPROPRIATIONS	₱	88,482,000	₱	48,475,000	₱	104,537,000	₱	241,494,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,639,000	₱	9,968,000	₱		₱	31,607,000
Administration of Personnel Benefits		4,662,000						4,662,000

Sub-total, General Administration and Support		26,301,000		9,968,000				36,269,000

Support to Operations
Auxiliary Services		2,334,000		2,049,000		6,350,000		10,733,000

Sub-total, Support to Operations		2,334,000		2,049,000		6,350,000		10,733,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		59,847,000		32,222,000		98,187,000		190,256,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	475
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		59,847,000		32,222,000		98,187,000		190,256,000

Provision of Higher Education Services		59,847,000		25,942,000		41,169,000		126,958,000
Project(s)
Locally-Funded Project(s)				6,280,000		57,018,000		63,298,000

Installation of Stand Alone Solar Powered LED Street Lighting System for three Campuses						3,000,000		3,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Establishment of ASCOT Printing Press						8,000,000		8,000,000
Improvement and Upgrading of Internet Connectivity in Three Campuses of ASCOT						16,018,000		16,018,000
Construction of Teacher Education Building, Zabali Campus						30,000,000		30,000,000
Repair and Renovation of Academic Buildings and Facilities				5,280,000				5,280,000
Higher education research improved to promote economic productivity and innovation				2,166,000				2,166,000

RESEARCH PROGRAM				2,166,000				2,166,000

Conduct of Research Services				2,166,000				2,166,000
Community engagement increased				2,070,000				2,070,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,070,000				2,070,000

Provision of Extension Services				2,070,000				2,070,000

Sub-total, Operations		59,847,000		36,458,000		98,187,000		194,492,000

TOTAL NEW APPROPRIATIONS	₱	88,482,000	₱	48,475,000	₱	104,537,000	₱	241,494,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	61,988

Total Permanent Positions	61,988

476	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	3,336
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	834
Honoraria	2,999
Mid-Year Bonus - Civilian	5,165
Year End Bonus	5,165
Cash Gift	695
Productivity Enhancement Incentive	695
Step Increment	154

Total Other Compensation Common to All	19,379

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	115
Lump-sum for filling of Positions - Civilian	4,662

Total Other Compensation for Specific Groups	4,777

Other Benefits
PAG-IBIG Contributions	167
PhilHealth Contributions	642
Employees Compensation Insurance Premiums	167
Loyalty Award - Civilian	60

Total Other Benefits	1,036

Non-Permanent Positions	1,302

Total Personnel Services	88,482

Maintenance and Other Operating Expenses
Travelling Expenses	4,090
Training and Scholarship Expenses	1,850
Supplies and Materials Expenses	5,358
Utility Expenses	3,895
Communication Expenses	1,350
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	137
Professional Services	8,237
General Services	2,801
Repairs and Maintenance	15,653
Taxes, Insurance Premiums and Other Fees	600
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	100
Representation Expenses	530
Transportation and Delivery Expenses	100
Rent/Lease Expenses	168

DECEMBER 28, 2020	OFFICIAL GAZETTE	477
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	1,000
Subscription Expenses	50
Donations	15
Other Maintenance and Operating Expenses	2,441

Total Maintenance and Other Operating Expenses	48,475

Total Current Operating Expenditures	136,957

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	3,000
Buildings and Other Structures	38,000
Machinery and Equipment Outlay	63,537

Total Capital Outlays	104,537

TOTAL NEW APPROPRIATIONS	241,494

F.2. BATAAN PENINSULA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	582,497,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS General Administration and Support	₱	80,708,000	₱	11,625,000	₱		₱	92,333,000
Support to Operations		12,177,000		8,129,000				20,306,000
Operations		248,298,000		44,177,000		177,383,000		469,858,000

HIGHER EDUCATION PROGRAM		241,623,000		38,317,000		177,383,000		457,323,000
RESEARCH PROGRAM		4,921,000		3,795,000				8,716,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,754,000		2,065,000				3,819,000

TOTAL NEW APPROPRIATIONS	₱	341,183,000	₱	63,931,000	₱	177,383,000	₱	582,497,000

478	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,062,000	₱	11,625,000	₱		₱	62,687,000
Administration of Personnel Benefits		29,646,000						29,646,000

Sub-total, General Administration and Support		80,708,000		11,625,000				92,333,000

Support to Operations
Auxiliary Services		12,177,000		8,129,000				20,306,000

Sub-total, Support to Operations		12,177,000		8,129,000				20,306,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		241,623,000		38,317,000		177,383,000		457,323,000

HIGHER EDUCATION PROGRAM		241,623,000		38,317,000		177,383,000		457,323,000

Provision of Higher Education Services		241,623,000		37,317,000		18,050,000		296,990,000
Project(s)
Locally-Funded Project(s)				1,000,000		159,333,000		160,333,000

Rehabilitation of Graduate Studies Building to Arts and Sciences Building Phase II, Main Campus						35,974,000		35,974,000
Completion of Multi-Purpose Hall Building, Balanga Campus						40,000,000		40,000,000
Construction of University Research, Extension and Development Innovation Center, Phase I, Abucay Campus						58,023,000		58,023,000
Completion of Road Network and Improvement of Drainage System in the Main Compound and Construction of Drainage in Annex, Orani Campus						15,336,000		15,336,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Three-Storey Academic Building, Orani Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		4,921,000		3,795,000				8,716,000

RESEARCH PROGRAM		4,921,000		3,795,000				8,716,000

Conduct of Research Services		4,921,000		3,795,000				8,716,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	479
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		1,754,000		2,065,000				3,819,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,754,000		2,065,000				3,819,000

Provision of Extension Services		1,754,000		2,065,000				3,819,000

Sub-total, Operations		248,298,000		44,177,000		177,383,000		469,858,000

TOTAL NEW APPROPRIATIONS	₱	341,183,000	₱	63,931,000	₱	177,383,000	₱	582,497,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	234,550

Total Permanent Positions	234,550

Other Compensation Common to All
Personnel Economic Relief Allowance	12,120
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,030
Honoraria	9,734
Mid-Year Bonus - Civilian	19,546
Year End Bonus	19,546
Cash Gift	2,525
Productivity Enhancement Incentive	2,525
Step Increment	586

Total Other Compensation Common to All	69,972

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	845
Lump-sum for filling of Positions - Civilian	28,963

Total Other Compensation for Specific Groups	29,808

Other Benefits
PAG-IBIG Contributions	605
PhilHealth Contributions	2,583
Employees Compensation Insurance Premiums	605
Loyalty Award - Civilian	280
Terminal Leave	683

Total Other Benefits	4,756

Non-Permanent Positions	2,097

Total Personnel Services	341,183

480	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	2,717
Training and Scholarship Expenses	3,640
Supplies and Materials Expenses	14,613
Utility Expenses	23,947
Communication Expenses	3,104
Awards/Rewards and Prizes	90
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,050
General Services	1,171
Repairs and Maintenance	2,472
Taxes, Insurance Premiums and Other Fees	673
Labor and Wages	1,059
Other Maintenance and Operating Expenses
Advertising Expenses	215
Printing and Publication Expenses	9
Representation Expenses	2,275
Transportation and Delivery Expenses	49
Rent/Lease Expenses	218
Subscription Expenses	3,950
Other Maintenance and Operating Expenses	1,547

Total Maintenance and Other Operating Expenses	63,931

Total Current Operating Expenditures	405,114

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	15,336
Buildings and Other Structures	133,006
Machinery and Equipment Outlay	15,411
Furniture, Fixtures and Books Outlay	13,630

Total Capital Outlays	177,383

TOTAL NEW APPROPRIATIONS	582,497

F.3. BULACAN AGRICULTURAL STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	225,730,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	24,401,000	₱	9,638,000	₱	₱	34,039,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	481
STATE UNIVERSITIES AND COLLEGES

Support to Operations		3,491,000		2,168,000		35,000,000		40,659,000
Operations		84,337,000		39,161,000		27,534,000		151,032,000

HIGHER EDUCATION PROGRAM		77,150,000		35,235,000		7,534,000		119,919,000
RESEARCH PROGRAM		3,599,000		2,587,000		20,000,000		26,186,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,588,000		1,339,000				4,927,000

TOTAL NEW APPROPRIATIONS	₱	112,229,000	₱	50,967,000	₱	62,534,000	₱	225,730,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,113,000	₱	9,638,000	₱		₱	25,751,000
Administration of Personnel Benefits		8,288,000						8,288,000

Sub-total, General Administration and Support		24,401,000		9,638,000				34,039,000

Support to Operations
Auxiliary Services		3,491,000		2,168,000				5,659,000
Project(s)
Locally-Funded Project(s)						35,000,000		35,000,000

Rehabilitation of Registrar’s Office and Office of Student’s Affairs and Services						35,000,000		35,000,000

Sub-total, Support to Operations		3,491,000		2,168,000		35,000,000		40,659,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		77,150,000		35,235,000		7,534,000		119,919,000

HIGHER EDUCATION PROGRAM		77,150,000		35,235,000		7,534,000		119,919,000

Provision of Higher Education Services		77,150,000		34,235,000		7,534,000		118,919,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

ICT Connection and Other Equipment				500,000				500,000

482	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		3,599,000		2,587,000		20,000,000		26,186,000

RESEARCH PROGRAM		3,599,000		2,587,000		20,000,000		26,186,000

Conduct of Research Services		3,599,000		2,587,000				6,186,000
Project(s)
Locally-Funded Project(s)						20,000,000		20,000,000

Rehabilitation of Technology Commercialization Center and Acquisition of its Equipment						20,000,000		20,000,000
Community engagement increased		3,588,000		1,339,000				4,927,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,588,000		1,339,000				4,927,000

Provision of Extension Services		3,588,000		1,339,000				4,927,000

Sub-total, Operations		84,337,000		39,161,000		27,534,000		151,032,000

TOTAL NEW APPROPRIATIONS	₱	112,229,000	₱	50,967,000	₱	62,534,000	₱	225,730,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	80,475

Total Permanent Positions	80,475

Other Compensation Common to All
Personnel Economic Relief Allowance	4,104
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,026
Honoraria	1,200
Mid-Year Bonus - Civilian	6,707
Year End Bonus	6,707
Cash Gift	855
Productivity Enhancement Incentive	855
Step Increment	201

Total Other Compensation Common to All	21,895

DECEMBER 28, 2020	OFFICIAL GAZETTE	483
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	112
Lump-Sum for filling of Positions - Civilian	6,117

Total Other Compensation for Specific Groups	6,229

Other Benefits
PAG-IBIG Contributions	205
PhilHealth Contributions	842
Employees Compensation Insurance Premiums	205
Terminal Leave	2,171

Total Other Benefits	3,423

Non-Permanent Positions	207

Total Personnel Services	112,229

Maintenance and Other Operating Expenses
Travelling Expenses	2,863
Training and Scholarship Expenses	7,632
Supplies and Materials Expenses	12,736
Utility Expenses	6,592
Communication Expenses	2,139
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	200
General Services	2,635
Repairs and Maintenance	6,691
Taxes, Insurance Premiums and Other Fees	1,166
Labor and Wages	815
Other Maintenance and Operating Expenses
Advertising Expenses	856
Printing and Publication Expenses	550
Representation Expenses	2,431
Transportation and Delivery Expenses	234
Rent/Lease Expenses	545
Membership Dues and Contributions to Organizations	650
Subscription Expenses	300
Other Maintenance and Operating Expenses	1,800

Total Maintenance and Other Operating Expenses	50,967

Total Current Operating Expenditures	163,196

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures Outlay	51,000
Machinery and Equipment Outlay	11,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	225,730

484	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

F.4. BULACAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,248,342,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support	₱	87,635,000	₱	48,231,000	₱		₱	135,866,000
Support to Operations		1,617,000		515,000				2,132,000
Operations		511,165,000		215,015,000		384,164,000		1,110,344,000

HIGHER EDUCATION PROGRAM		479,845,000		120,758,000		384,164,000		984,767,000
ADVANCED EDUCATION PROGRAM		5,032,000		6,332,000				11,364,000
RESEARCH PROGRAM		4,770,000		85,695,000				90,465,000
TECHNICAL ADVISORY EXTENSION PROGRAM		21,518,000		2,230,000				23,748,000

TOTAL NEW APPROPRIATIONS	₱	600,417,000	₱	263,761,000	₱	384,164,000	₱	1,248,342,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	43,784,000	₱	48,231,000	₱	₱	92,015,000
Administration of Personnel Benefits		43,851,000					43,851,000

Sub-total, General Administration and Support		87,635,000		48,231,000			135,866,090

Support to Operations
Auxiliary Services		1,617,000		515,000			2,132,000

Sub-total, Support to Operations		1,617,000		515,000			2,132,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of

DECEMBER 28, 2020	OFFICIAL GAZETTE	485
STATE UNIVERSITIES AND COLLEGES

poor but deserving students to quality tertiary education increased		479,845,000		120,758,000		384,164,000		984,767,000

HIGHER EDUCATION PROGRAM		479,845,000		120,758,000		384,164,000		984,767,000

Provision of Higher Education Services		479,845,000		119,758,000		51,630,000		651,233,000
Project (s)
Locally-Funded Project(s)				1,000,000		332,534,000		333,534,000

Multi-Year Development of Five (5)-Storey Resource Management Building, BULSU Campus						62,534,000		62,534,000
Completion of Facility and Equipment for the Infrastructure, San Rafael Campus						200,000,000		200,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Engineering Building Phase III, BULSU Malolos, Bulacan						70,000,000		70,000,000
Higher education research improved to promote economic productivity and innovation		9,802,000		92,027,000				101,829,000

ADVANCED EDUCATION PROGRAM		5,032,000		6,332,000				11,364,000

Provision of Advanced Education Services		5,032,000		6,332,000				11,364,000
RESEARCH PROGRAM		4,770,000		85,695,000				90,465,000

Conduct of Research Services		4,770,000		85,695,000				90,465,000
Community engagement increased		21,518,000		2,230,000				23,748,000

TECHNICAL ADVISORY EXTENSION PROGRAM		21,518,000		2,230,000				23,748,000

Provision of Extension Services		21,518,000		2,230,000				23,748,000

Sub-total, Operations		511,165,000		215,015,000		384,164,000		1,110,344,000

TOTAL NEW APPROPRIATIONS	₱	600,417,000	₱	263,761,000	₱	384,164,000	₱	1,248,342,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	439,460

Total Permanent Positions	439,460

486	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	18,936
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	4,734
Honoraria	3,037
Mid-Year Bonus - Civilian	36,621
Year End Bonus	36,621
Cash Gift	3,945
Productivity Enhancement Incentive	3,945
Step Increment	1,099

Total Other Compensation Common to All	109,418

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for filling of Position - Civilian	39,048

Total Other Compensation for Specific Groups	39,779

Other Benefits
PAG-IBIG Contributions	947
PhilHealth Contributions	4,172
Employees Compensation Insurance Premiums	947
Loyalty Award - Civilian	490
Terminal Leave	4,803

Total Other Benefits	11,359

Non-Permanent Positions	401

Total Personnel Services	600,417

Maintenance and Other Operating Expenses
Travelling Expenses	18,119
Training and Scholarship Expenses	18,813
Supplies and Materials Expenses	66,573
Utility Expenses	29,899
Communication Expenses	12,452
Awards/Rewards and Prizes	600
Survey, Research, Exploration and Development Expenses	131
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	6,436
General Services	41,323
Repairs and Maintenance	10,826
Taxes, Insurance Premiums and Other Fees	2,800
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	37,469
Representation Expenses	2,160
Rent/Lease Expenses	1,100

DECEMBER 28, 2020	OFFICIAL GAZETTE	487
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	200
Subscription Expenses	3,060
Other Maintenance and Operating Expenses	11,538

Total Maintenance and Other Operating Expenses	263,761

Total Current Operating Expenditures	864,178

Capital Outlays
Property, Plant and Equipment
Buildings and Other Structures	332,534
Machinery and Equipment Outlay	51,630

Total Capital Outlays	384,164

TOTAL NEW APPROPRIATIONS	1,248,342

F.5. CENTRAL LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	920,739,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	211,778,000	₱	77,036,000	₱		₱	288,814,000
Support to Operations		11,089,000		7,642,000		15,000,000		33,731,000
Operations		385,228,000		97,071,000		115,895,000		598,194,000

HIGHER EDUCATION PROGRAM		347,402,000		37,642,000		67,895,000		452,939,000
ADVANCED EDUCATION PROGRAM				3,005,000				3,005,000
RESEARCH PROGRAM		23,515,000		13,753,000		48,000,000		85,268,000
TECHNICAL ADVISORY EXTENSION PROGRAM		14,311,000		42,671,000				56,982,000

TOTAL NEW APPROPRIATIONS	₱	608,095,000	₱	181,749,000	₱	130,895,000	₱	920,739,000

488	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	143,838,000	₱	77,036,000	₱		₱	220,874,000
Administration of Personnel Benefits		67,940,000						67,940,000

Sub-total, General Administration and Support		211,778,000		77,036,000				288,814,000

Support to Operations
Auxiliary Services		11,089,000		7,642,000		5,755,000		24,486,000
Project(s)
Locally-Funded Project(s)						9,245,000		9,245,000

Improvement of the CLSU University Hospital						9,245,000		9,245,000

Sub-total,Support to Operations		11,089,000		7,642,000		15,000,000		33,731,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		347,402,000		37,642,000		67,895,000		452,939,000

HIGHER EDUCATION PROGRAM		347,402,000		37,642,000		67,895,000		452,939,000

Provision of Higher Education Services		347,402,000		36,642,000		27,219,000		411,263,000
Project(s)
Locally-Funded Project(s)				1,000,000		40,676,000		41,676,000

Construction of Two-Storey Plant Pests and Diseases Surveillance Clinic and Research Center						30,676,000		30,676,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Establishment of CLSU International Studio						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		23,515,000		16,758,000		48,000,000		88,273,000

ADVANCED EDUCATION PROGRAM				3,005,000				3,005,000

Provision of Advanced Education Services				3,005,000				3,005,000
RESEARCH PROGRAM		23,515,000		13,753,000		48,000,000		85,268,000

Conduct of Research Services		23,515,000		8,753,000				32,268,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	489
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)				5,000,000		48,000,000		53,000,000

Upgrading of the CLSU-RM Cares/Organic Farming Training Facility						8,000,000		8,000,000
Upgrading of the RET Farmer’s Training Hostel as a Conduit to Capability Enhancement and Rural Development (U-RET CARD)						25,000,000		25,000,000
Expansion of the Seed Laboratory and Cold Storage Facility as an Agro-Biological Research Laboratory for Precision R&D Efficient Management						15,000,000		15,000,000
Futures Thinking Research and Innovations for Food Systems and Food Security				5,000,000				5,000,000
Community engagement increased		14,311,000		42,671,000				56,982,000

TECHNICAL ADVISORY EXTENSION PROGRAM		14,311,000		42,671,000				56,982,000

Provision of Extension Services		14,311,000		42,671,000				56,982,000

Sub-total, Operations		385,228,000		97,071,000		115,895,000		598,194,000

TOTAL NEW APPROPRIATIONS	₱	608,095,000	₱	181,749,000	₱	130,895,000	₱	920,739,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	418,986

Total Permanent Positions	418,986

Other Compensation Common to All
Personnel Economic Relief Allowance	22,368
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	5,592
Honoraria	3,438
Mid-Year Bonus - Civilian	34,916
Year End Bonus	34,916
Cash Gift	4,660
Productivity Enhancement Incentive	4,660
Step Increment	1,047

Total Other Compensation Common to All	112,101

490	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	2,091
Longevity Pay	620
Lump-sum for filling of Positions - Civilian	47,667

Total Other Compensation for Specific Groups	50,378

Other Benefits
PAG-IBIG Contributions	1,118
PhilHealth Contributions	4,121
Employees Compensation Insurance Premiums	1,118
Terminal Leave	20,273

Total Other Benefits	26,630

Total Personnel Services	608,095

Maintenance and Other Operating Expenses
Travelling Expenses	10,295
Training and Scholarship Expenses	4,367
Supplies and Materials Expenses	41,582
Utility Expenses	68,696
Communication Expenses	4,309
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,093
Professional Services	1,600
General Services	16,123
Repairs and Maintenance	20,614
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,357
Representation Expenses	2,259
Membership Dues and Contributions to Organizations	2,954
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	181,749

Total Current Operating Expenditures	789,844

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	97,921
Machinery and Equipment Outlay	30,467
Furniture, Fixtures, and Books Outlay	2,507

Total Capital Outlays	130,895

TOTAL NEW APPROPRIATIONS	920,739

DECEMBER 28, 2020	OFFICIAL GAZETTE	491
STATE UNIVERSITIES AND COLLEGES

F.6. DON HONORIO VENTURA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	403,061,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	43,474,000	₱	19,442,000	₱		₱	62,916,000
Support to Operations		6,242,000		3,095,000				9,337,000
Operations		234,110,000		34,164,000		62,534,000		330,808,000

HIGHER EDUCATION PROGRAM		207,359,000		30,697,000		62,534,000		300,590,000
ADVANCED EDUCATION PROGRAM		20,510,000		415,000				20,925,000
RESEARCH PROGRAM		4,338,000		1,836,000				6,174,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,903,000		1,216,000				3,119,000

TOTAL NEW APPROPRIATIONS	₱	283,826,000	₱	56,701,000	₱	62,534,000	₱	403,061,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,776,000	₱	19,442,000	₱		₱	55,218,000
Administration of Personnel Benefits		7,698,000						7,698,000

Sub-total, General Administration and Support		43,474,000		19,442,000				62,916,000

Support to Operations
Auxiliary Services		6,242,000		3,095,000				9,337,000

Sub-total, Support to Operations		6,242,000		3,095,000				9,337,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		207,359,000		30,697,000		62,534,000		300,590,000

492	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		207,359,000		30,697,000		62,534,000		300,590,000

Provision of Higher Education Services		207,359,000		29,697,000				237,056,000
Project(s)
Locally-Funded Project(s)				1,000,000		62,534,000		63,534,000

Conversion (Replacement) of One-Storey Engineering and Architecture Annex Building into Three-Storey CEA Extension Building, Main Campus						47,000,000		47,000,000
Conversion (Replacement) of One-Storey Supply and Procurement Office into Three-Story Building, Main Campus						15,534,000		15,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		24,848,000		2,251,000				27,099,000

ADVANCED EDUCATION PROGRAM		20,510,000		415,000				20,925,000

Provision of Advanced Education Services		20,510,000		415,000				20,925,000
RESEARCH PROGRAM		4,338,000		1,836,000				6,174,000

Conduct of Research Services		4,338,000		1,836,000				6,174,000
Community engagement increased		1,903,000		1,216,000				3,119,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,903,000		1,216,000				3,119,000

Provision of Extension Services		1,903,000		1,216,000				3,119,000

Sub-total, Operations		234,110,000		34,164,000		62,534,000		330,808,000

TOTAL NEW APPROPRIATIONS	₱	283,826,000	₱	56,701,000	₱	62,534,000	₱	403,061,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	187,135

Total Permanent Positions	187,135

DECEMBER 28, 2020	OFFICIAL GAZETTE	493
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	9,840
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,460
Honoraria	3,828
Mid-Year Bonus - Civilian	15,596
Year End Bonus	15,596
Cash Gift	2,050
Productivity Enhancement Incentive	2,050
Step Increment	468

Total Other Compensation Common to All	52,368

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,854
Lump-sum for filling of Positions - Civilian	6,016

Total Other Compensation for Specific Groups	7,870

Other Benefits
PAG-IBIG Contributions	491
PhilHealth Contributions	2,095
Employees Compensation Insurance Premiums	491
Loyalty Award - Civilian	230
Terminal Leave	1,682

Total Other Benefits	4,989

Non-Permanent Positions	31,464

Total Personnel Services	283,826

Maintenance and Other Operating Expenses
Travelling Expenses	805
Training and Scholarship Expenses	4,705
Supplies and Materials Expenses	22,718
Utility Expenses	7,873
Communication Expenses	1,165
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,907
General Services	4,808
Repairs and Maintenance	5,110
Taxes, Insurance Premiums and Other Fees	803
Other Maintenance and Operating Expenses
Advertising Expenses	82
Printing and Publication Expenses	106
Representation Expenses	156
Transportation and Delivery Expenses	206
Membership Dues and Contributions to Organizations	373
Subscription Expenses	218
Other Maintenance and Operating Expenses	5,548

Total Maintenance and Other Operating Expenses	56,701

Total Current Operating Expenditures	340,527

494	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	403,061

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	631,278,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	127,988,000	₱	40,202,000	₱		₱	168,190,000
Support to Operations		7,981,000		1,935,000				9,916,000
Operations		308,090,000		32,548,000		112,534,000		453,172,000

HIGHER EDUCATION PROGRAM		291,738,000		23,204,000		112,534,000		427,476,000
ADVANCED EDUCATION PROGRAM		7,126,000		2,963,000				10,089,000
RESEARCH PROGRAM		5,212,000		3,002,000				8,214,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,014,000		3,379,000				7,393,000

TOTAL NEW APPROPRIATIONS	₱	444,059,000	₱	74,685,000	₱	112,534,000	₱	631,278,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,146,000	₱	40,202,000	₱	₱	103,348,000
Administration of Personnel Benefits		64,842,000					64,842,000

Sub-total, General Administration and Support		127,988,000		40,202,000			168,190,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	495
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services	7,981,000	1,935,000		9,916,000

Sub-total, Support to Operations	7,981,000	1,935,000		9,916,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	291,738,000	23,204,000	112,534,000	427,476,000

HIGHER EDUCATION PROGRAM	291,738,000	23,204,000	112,534,000	427,476,000

Provision of Higher Education Services	291,738,000	22,204,000	14,034,000	327,976,000
Project(s)
Locally-Funded Project(s)		1,000,000	98,500,000	99,500,000

Improvement of CICT Building including its ICT Facility			5,000,000	5,000,000
Expansion of Classroom Building for the College of Engineering			40,000,000	40,000,000
Improvement of Health and Wellness Facility/ Gymnasium			4,000,000	4,000,000
Construction of Two (2)-Storey Public Administration and Disaster Management Academic Building			20,000,000	20,000,000
Construction of Material Recovery Facility Buildings			12,000,000	12,000,000
Repair and Provision of Laboratory Rooms for Criminology Building			4,000,000	4,000,000
Upgrading of Architecture Building with Roof Connection			3,500,000	3,500,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Construction of University Dormitory with Health and Wellness Center			10,000,000	10,000,000
Higher education research improved to promote economic productivity and innovation	12,338,000	5,965,000		18,303,000

ADVANCED EDUCATION PROGRAM	7,126,000	2,963,000		10,089,000

Provision of Advanced Education Services	7,126,000	2,963,000		10,089,000
RESEARCH PROGRAM	5,212,000	3,002,000		8,214,000

Conduct of Research Services	5,212,000	3,002,000		8,214,000

496	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Community engagement increased		4,014,000		3,379,000				7,393,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,014,000		3,379,000				7,393,000

Provision of Extension Services		4,014,000		3,379,000				7,393,000

Sub-total, Operations		308,090,000		32,548,000		112,534,000		453,172,000

TOTAL NEWAPPROPRIATIONS	₱	444,059,000	₱	74,685,000	₱	112,534,000	₱	631,278,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	289,569

Total Permanent Positions	289,569

Other Compensation Common to All
Personnel Economic Relief Allowance	14,808
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	3,702
Honoraria	2,205
Mid-Year Bonus - Civilian	24,131
Year End Bonus	24,131
Cash Gift	3,085
Productivity Enhancement Incentive	3,085
Step Increment	724

Total Other Compensation Common to All	76,555

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,204
Lump-sum for filling of Positions - Civilian	64,455

Total Other Compensation for Specific Groups	65,659

Other Benefits
PAG-IBIG Contributions	740
PhilHealth Contributions	2,942
Employees Compensation Insurance Premiums	740
Loyalty Award - Civilian	545
Terminal Leave	387

Total Other Benefits	5,354

Non-Permanent Positions	6,922

Total Personnel Services	444,059

DECEMBER 28, 2020	OFFICIAL GAZETTE	497
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	1,930
Training and Scholarship Expenses	3,105
Supplies and Materials Expenses	33,882
Utility Expenses	14,362
Communication Expenses	3,527
Survey, Research, Exploration and Development Expenses	1,345
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	687
General Services	935
Repairs and Maintenance	4,686
Taxes, Insurance Premiums and Other Fees	3,914
Labor and Wages	1,500
Other Maintenance and Operating Expenses
Advertising Expenses	305
Printing and Publication Expenses	485
Representation Expenses	1,087
Transportation and Delivery Expenses	60
Rent/Lease Expenses	600
Membership Dues and Contributions to Organizations	850
Subscription Expenses	325
Other Maintenance and Operating Expenses	950

Total Maintenance and Other Operating Expenses	74,685

Total Current Operating Expenditures	518,744

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	98,500
Machinery and Equipment outlay	14,034

Total Capital Outlays	112,534

TOTAL NEW APPROPRIATIONS	631,278

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	383,620,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	68,662,000	₱	30,199,000	₱	₱	98,861,000
Support to Operations		11,158,000		2,479,000			13,637,000

498	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations		170,172,000		26,957,000		73,993,000		271,122,000

HIGHER EDUCATION PROGRAM		142,642,000		12,554,000		71,459,000		226,655,000
ADVANCED EDUCATION PROGRAM		5,169,000		1,062,000				6,231,000
RESEARCH PROGRAM		14,053,000		9,502,000		2,534,000		26,089,000
TECHNICAL ADVISORY EXTENSION PROGRAM		8,308,000		3,839,000				12,147,000

TOTAL NEW APPROPRIATIONS	₱	249,992,000	₱	59,635,000	₱	73,993,000	₱	383,620,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,879,000	₱	30,199,000		₱	₱	70,078,000
Administration of Personnel Benefits		28,783,000						28,783,000

Sub-total, General Administration and Support		68,662,000		30,199,000				98,861,000

Support to Operations
Auxiliary Services		11,158,000		2,479,000				13,637,000

Sub-total, Support to Operations		11,158,000		2,479,000				13,637,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		142,642,000		12,554,000		71,459,000		226,655,000

HIGHER EDUCATION PROGRAM		142,642,000		12,554,000		71,459,000		226,655,000

Provision of Higher Education Services		142,642,000		11,554,000		1,459,000		155,655,000
Project(s)
Locally-Funded Project(s)				1,000,000		70,000,000		71,000,000

2,000 m2 Engineering Building, Phase I						20,000,000		20,000,000
Three-Storey Higher Education Building, Phase I						40,000,000		40,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	499
STATE UNIVERSITIES AND COLLEGES

Construction of 2,000 Square Meters Academic Management Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		19,222,000		10,564,000		2,534,000		32,320,000

ADVANCED EDUCATION PROGRAM		5,169,000		1,062,000				6,231,000

Provision of Advanced Education Services		5,169,000		1,062,000				6,231,000
RESEARCH PROGRAM		14,053,000		9,502,000		2,534,000		26,089,000

Conduct of Research Services		14,053,000		9,502,000		2,534,000		26,089,000
Community engagement increased		8,308,000		3,839,000				12,147,000

TECHNICAL ADVISORY EXTENSION PROGRAM		8,308,000		3,839,000				12,147,000

Provision of Extension Services		8,308,000		3,839,000				12,147,000

Sub-total, Operations		170,172,000		26,957,000		73,993,000		271,122,000

TOTAL NEW APPROPRIATIONS	₱	249,992,000	₱	59,635,000	₱	73,993,000	₱	383,620,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	160,806

Total Permanent Positions	160,806

Other Compensation Common to All
Personnel Economic Relief Allowance	7,800
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	1,950
Honoraria	15,512
Mid-Year Bonus - Civilian	13,400
Year End Bonus	13,400
Cash Gift	1,625
Productivity Enhancement Incentive	1,625
Step Increment	403

Total Other Compensation Common to All	55,835

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	513
Lump-sum for filling of Positions - Civilian	18,995

Total Other Compensation for Specific Groups	19,508

500	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	390
PhilHealth Contributions	1,595
Employees Compensation Insurance Premiums	390
Loyalty Award - Civilian	210
Terminal Leave	9,788

Total Other Benefits	12,373

Non-Permanent Positions	1,470

Total Personnel Services	249,992

Maintenance and Other Operating Expenses
Travelling Expenses	658
Training and Scholarship Expenses	1,583
Supplies and Materials Expenses	6,406
Utility Expenses	6,792
Communication Expenses	1,098
Awards/Rewards and Prizes	415
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,969
General Services	2,929
Repairs and Maintenance	6,824
Financial Assistance/Subsidy	71
Taxes, Insurance Premium and Other Fees	1,515
Labor and Wages	505
Other Maintenance and Operating Expenses
Advertising Expenses	93
Printing and Publication Expenses	801
Representation Expenses	1,588
Transportation and Delivery Expenses	256
Rent/Lease Expenses	125
Membership Dues and Contributions to Organizations	459
Subscription Expenses	650
Other Maintenance and Operating Expenses	24,718

Total Maintenance and Other Operating Expenses	59,635

Total Current Operating Expenditures	309,627

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	70,000
Machinery and Equipment Outlay	3,869
Furniture, Fixtures and Books Outlay	124

Total Capital Outlays	73,993

TOTAL NEW APPROPRIATIONS	383,620

DECEMBER 28, 2020	OFFICIAL GAZETTE	501
STATE UNIVERSITIES AND COLLEGES

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	300,266,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	39,052,000	₱	54,301,000	₱		₱	93,353,000
Support to Operations		16,635,000		14,044,000				30,679,000
Operations		50,444,000		63,256,000		62,534,000		176,234,000

HIGHER EDUCATION PROGRAM		42,655,000		54,671,000		62,534,000		159,860,000
ADVANCED EDUCATION PROGRAM		6,615,000		6,823,000				13,438,000
RESEARCH PROGRAM		1,174,000		1,762,000				2,936,000

TOTAL NEW APPROPRIATIONS	₱	106,131,000	₱	131,601,000	₱	62,534,000	₱	300,266,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,907,000	₱	54,301,000	₱	₱	75,208,000
Administration of Personnel Benefits		18,145,000					18,145,000

Sub-total, General Administration and Support		39,052,000		54,301,000			93,353,000

Support to Operations
Auxiliary Services		16,635,000		14,044,000			30,679,000

Sub-total, Support to Operations		16,635,000		14,044,000			30,679,000

Operations

502	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		42,655,000		54,671,000		62,534,000		159,860,000

HIGHER EDUCATION PROGRAM		42,655,000		54,671,000		62,534,000		159,860,000

Provision of Higher Education Services		42,655,000		53,671,000		15,000,000		111,326,000
Project(s)
Locally-Funded Project(s)				1,000,000		47,534,000		48,534,000

Construction of Midshipman’s Dormitory Quarters						25,000,000		25,000,000
Concreting of Multi-Purpose Formation and Evaluation Ground						8,000,000		8,000,000
Re-piping of Mater Line System						10,000,000		10,000,000
Repair and Rehabilitation of Housing Units						4,534,000		4,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		7,789,000		8,585,000				16,374,000

ADVANCED EDUCATION PROGRAM		6,615,000		6,823,000				13,438,000

Provision of Advanced Education Services		6,615,000		6,823,000				13,438,000
RESEARCH PROGRAM		1,174,000		1,762,000				2,936,000

Conduct of Research Services		1,174,000		1,762,000				2,936,000

Sub-total, Operations		50,444,000		63,256,000		62,534,000		176,234,000

TOTAL NEW APPROPRIATIONS	₱	106,131,000	₱	131,601,000	₱	62,534,000	₱	300,266,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	62,300

Total Permanent Positions	62,300

DECEMBER 28, 2020	OFFICIAL GAZETTE	503
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	4,536
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	1,134
Honoraria	4,000
Mid-Year Bonus - Civilian	5,192
Year End Bonus	5,192
Cash Gift	945
Productivity Enhancement Incentive	945
Step Increment	155

Total Other Compensation Common to All	22,303

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	796
Lump-sum for filling of Positions - Civilian	17,511

Total Other Compensation for Specific Groups	18,307

Other Benefits
PAG-IBIG Contributions	227
PhilHealth Contributions	740
Employees Compensation Insurance Premiums	227
Loyalty Award - Civilian	160
Terminal Leave	634

Total Other Benefits	1,988

Non-Permanent Positions	1,233

Total Personnel Services	106,131

Maintenance and Other Operating Expenses
Travelling Expenses	4,550
Training and Scholarship Expenses	1,350
Supplies and Materials Expenses	81,353
Utility Expenses	13,705
Communication Expenses	3,755
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	5,653
General Services	7,861
Repairs and Maintenance	9,448
Taxes, Insurance Premiums and Other Fees	1,558
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	300
Representation Expenses	100
Membership Dues and Contributions to Organizations	1,008
Subscription Expenses	300
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	131,601

Total Current Operating Expenditures	237,732

504	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	8,000
Infrastructure Outlay	10,000
Buildings and Other Structures	29,534
Machinery and Equipment Outlay	15,000

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	300,266

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	388,267,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,366,000	₱	12,765,000	₱		₱	71,131,000
Support to Operations		8,556,000		2,231,000				10,787,000
Operations		191,020,000		43,245,000		72,084,000		306,349,000

HIGHER EDUCATION PROGRAM		170,869,000		37,539,000		72,084,000		280,492,000
ADVANCED EDUCATION PROGRAM		13,902,000		1,600,000				15,502,000
RESEARCH PROGRAM		5,121,000		2,024,000				7,145,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,128,000		2,082,000				3,210,000

TOTAL NEW APPROPRIATIONS	₱	257,942,000	₱	58,241,000	₱	72,084,000	₱	388,267,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	45,169,000	₱	12,765,000	₱	₱	57,934,000
Administration of Personnel Benefits		13,197,000					13,197,000

Sub-total, General Administration and Support		58,366,000		12,765,000			71,131,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	505
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		8,556,000		2,231,000				10,787,000

Sub-total, Support to Operations		8,556,000		2,231,000				10,787,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		170,869,000		37,539 000		72,084,000		280,492,000

HIGHER EDUCATION PROGRAM		170,869,000		37,539,000		72,084,000		280,492,000

Provision of Higher Education Services		170,869,000		36,539,000		29,550,000		236,958,000
Project(s)
Locally-Funded Project(s)				1,000,000		42,534,000		43,534,000

Upgrading of Electrical System, Iba Campus						5,000,000		5,000,000
Repair/Rehabilitation of Covered Malkway and Drainage System, Iba Campus						6,730,000		6,730,000
Community Fish Production Project Applying Household Backyard Aquaculture Systems (HBAS)						5,804,000		5,804,000
Establishment of Hybrid Learning Centers in Seven Campuses						20,000,000		20,000,000
Upgrading of University Farm Facilities and Equipment for the Plant, Plant Program for the Communities in Zambales						5,000,000		5,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		19,023,000		3,624,000				22,647,000

ADVANCED EDUCATION PROGRAM		13,902,000		1,600,000				15,502,000

Provision of Advanced Education Services		13,902,000		1,600,000				15,502,000
RESEARCH PROGRAM		5,121,000		2,024,000				7,145,000

Conduct of Research Services		5,121,000		2,024,000				7,145,000
Community engagement increased		1,128,000		2,082,000				3,210,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,128,000		2,082,000				3,210,000

Provision of Extension Services		1,128,000		2,082,000				3,210,000

Sub-total, Operations		191,020,000		43,245,000		72,084,000		306,349,000

TOTAL NEW APPROPRIATIONS	₱	257,942,000	₱	58,241,000	₱	72,084,000	₱	388,267,000

506	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,301

Total Permanent Positions	186,301

Other Compensation Common to All
Personnel Economic Relief Allowance	10,464
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,616
Honoraria	2,812
Mid-Year Bonus - Civilian	15,525
Year End Bonus	15,525
Cash Gift	2,180
Productivity Enhancement Incentive	2,180
Step Increment	465

Total Other Compensation Common to All	52,247

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	820
Lump-sum for filling of Positions - Civilian	8,324

Total Other Compensation for Specific Groups	9,144

Other Benefits
PAG-IBIG Contributions	524
PhilHealth Contributions	1,982
Employees Compensation Insurance Premiums	524
Loyalty Award - Civilian	205
Terminal Leave	4,873

Total Other Benefits	8,108

Non-Permanent Positions	2,142

Total Personnel Services	257,942

Maintenance and Other Operating Expenses
Travelling Expenses	2,500
Training and Scholarship Expenses	3,536
Supplies and Materials Expenses	9,220
Utility Expenses	16,779

DECEMBER 28, 2020	OFFICIAL GAZETTE	507
STATE UNIVERSITIES AND COLLEGES

Communication Expenses	3,360
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	2,197
General Services	6,613
Repairs and Maintenance	1,834
Taxes, Insurance Premiums and Other Fees	4,800
Other Maintenance and Operating Expenses
Advertising Expenses	150
Printing and Publication Expenses	420
Representation Expenses	1,900
Membership Dues and Contributions to Organizations	382
Subscription Expenses	100
Other Maintenance and Operating Expenses	4,300

Total Maintenance and Other Operating Expenses	58,241

Total Current Operating Expenditures	316,183

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	42,534
Machinery and Equipment Outlay	29,550

Total Capital Outlays	72,084

TOTAL NEW APPROPRIATIONS	388,267

F.11. TARLAC AGRICULTURAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project (s), as indicated hereunder	₱	349,507,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	75,653,000	₱	33,030,000	₱	5,000,000	₱	113,683,000
Support to Operations		5,344,000		3,494,000				8,838,000
Operations		131,752,000		37,700,000		57,534,000		226,986,000

HIGHER EDUCATION PROGRAM		121,512,000		22,685,000		57,534,000		201,731,000
ADVANCED EDUCATION PROGRAM		1,183,000		2,458,000				3,641,000

508	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

RESEARCH PROGRAM		7,252,000		6,738,000				13,990,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,805,000		5,819,000				7,624,000

TOTAL NEW APPROPRIATIONS	₱	212,749,000	₱	74,224,000	₱	62,534,000	₱	349,507,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,921,000	₱	33,030,000	₱	5,000,000	₱	80,951,000
Administration of Personnel Benefits		32,732,000						32,732,000

Sub-total, General Administration and Support		75,653,000		33,030,000		5,000,000		113,683,000

Support to Operations
Auxiliary Services		5,344,000		3,494,000				8,838,000

Sub-total, Support to Operations		5,344,000		3,494,000				8,838,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		121,512,000		22,685,000		57,534,000		201,731,000

HIGHER EDUCATION PROGRAM		121,512,000		22,685,000		57,534,000		201,731,000

Provision of Higher Education Services		121,512,000		21,685,000		20,390,000		163,587,000
Project(s)
Locally-Funded Project(s)				1,000,000		37,144,000		38,144,000

Expansion and Upgrading of Artificial Insemination (AI) Center						15,000,000		15,000,000
Expansion of the College of Veterinary Medicine Building and Upgrading of Laboratory Facilities						8,000,000		8,000,000
Expansion of the College of Education Technology Building and Upgrading of Laboratory Facilities						14,144,000		14,144,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	509
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation		8,435,000		9,196,000				17,631,000

ADVANCED EDUCATION PROGRAM		1,183,000		2,458,000				3,641,000

Provision of Advanced Education Services		1,183,000		2,458,000				3,641,000
RESEARCH PROGRAM		7,252,000		6,738,000				13,990,000

Conduct of Research Services		7,252,000		6,738,000				13,990,000
Community engagement increased		1,805,000		5,819,000				7,624,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,805,000		5,819,000				7,624,000

Provision of Extension Services		1,805,000		5,819,000				7,624,000

Sub-total, Operations		131,752,000		37,700,000		57,534,000		226,986,000

TOTAL NEW APPROPRIATIONS	₱	212,749,000	₱	74,224,000	₱	62,534,000	₱	349,507,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	139,060

Total Permanent Positions	139,060

Other Compensation Common to All
Personnel Economic Relief Allowance	7,752
RepresentationAllowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,938
Honoraria	1,285
Mid-Year Bonus - Civilian	11,588
Year End Bonus	11,588
Cash Gift	1,615
Productivity Enhancement Incentive	1,615
Step Increment	346

Total Other Compensation Common to All	37,967

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	512
Lump-sum for filling of Positions - Civilian	32,693

Total Other Compensation for Specific Groups	33,205

510	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	387
PhilHealth Contributions	1,449
Employees Compensation Insurance Premiums	387
Loyalty Award - Civilian	255
Terminal Leave	39

Total Other Benefits	2,517

Total Personnel Services	212,749

Maintenance and Other Operating Expenses
Travelling Expenses	7,450
Training and Scholarship Expenses	7,881
Supplies and Materials Expenses	14,609
Utility Expenses	17,492
Communication Expenses	1,633
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	779
Repairs and Maintenance	5,880
Taxes, Insurance Premiums and Other Fees	519
Labor and Wages	304
Other Maintenance and Operating Expenses
Advertising Expenses	95
Printing and Publication Expenses	324
Representation Expenses	348
Transportation and Delivery Expenses	212
Membership Dues and Contributions to Organizations	701
Subscription Expenses	121
Donations	35
Other Maintenance and Operating Expenses	15,709

Total Maintenance and Other Operating Expenses	74,224

Total Current Operating Expenditures	286,973

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	37,144
Machinery and Equipment Outlay	25,390

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	349,507

F.12. TARLAC STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	564,820,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	511
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	60,282,000	₱	57,240,000	₱		₱	117,522,000
Support to Operations		13,852,000		5,278,000				19,130,000
Operations		221,054,000		101,442,000		105,672,000		428,168,000

HIGHER EDUCATION PROGRAM		206,182,000		93,990,000		105,672,000		405,844,000
ADVANCED EDUCATION PROGRAM		3,142,000		1,747,000				4,889,000
RESEARCH PROGRAM		7,054,000		3,237,000				10,291,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,676,000		2,468,000				7,144,000

TOTAL NEW APPROPRIATIONS	₱	295,188,000	₱	163,960,000	₱	105,672,000	₱	564,820,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,367,000	₱	57,240,000	₱		₱	105,607,000
Administration of Personnel Benefits		11,915,000						11,915,000

Sub-total, General Administration and Support		60,282,000		57,240,000				117,522,000

Support to Operations
Auxiliary Services		13,852,000		5,278,000				19,130,000
Sub-total, Support to Operations		13,852,000		5,278,000				19,130,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		206,182,000		93,990,000		105,672,000		405,844,000

512	OFFICIAL GAZETTE	VOL. 116, NO. 52
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HIGHER EDUCATION PROGRAM		206,182,000		93,990,000		105,672,000		405,844,000

Provision of Higher Education Services		206,182,000		92,475,000		39,672,000		338,329,000
Project(s)
Locally-Funded Project(s)				1,515,000		66,000,000		67,515,000

Conduct of Activities for Sports and Culture Development				1,015,000				1,015,000
Refurbishment of Classrooms, Phase V						30,000,000		30,000,000
Completion of Food Technology and Research Center Building						16,000,000		16,000,000
ICT Connection and Other Equipment				500,000
Construction of TSU Information and Communication (ICT) Hub						10,000,000		10,000,000
Construction/Completion of the College of Public Administration and Governance (CPAG) Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		10,196,000		4,984,000				15,180,000

ADVANCED EDUCATION PROGRAM		3,142,000		1,747,000				4,889,000

Provision of Advanced Education Services		3,142,000		1,747,000				4,889,000
RESEARCH PROGRAM		7,054,000		3,237,000				10,291,000

Conduct of Research Services		7,054,000		3,237,000				10,291,000
Community engagement increased		4,676,000		2,468,000				7,144,000

TECHNICAL ADVISORY EXTENSION PROGRAM		4,676,000		2,468,000				7,144,000

Provision of Extension Services		4,676,000		2,468,000				7,144,000

Sub-total, Operations		221,054,000		101,442,000		105,672,000		428,168,000

TOTAL NEW APPROPRIATIONS	₱	295,188,000	₱	163,960,000	₱	105,672,000	₱	564,820,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	214,354

Total Permanent Positions	214,354

DECEMBER 28, 2020	OFFICIAL GAZETTE	513
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	9,984
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,496
Honoraria	8,644
Mid-Year Bonus - Civilian	17,862
Year End Bonus	17,862
Cash Gift	2,080
Productivity Enhancement Incentive	2,080
Step Increment	535

Total Other Compensation Common to All	62,023

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	707
Longevity Pay - Civilian	320
Lump-sum for filling of Positions - Civilian	10,492
Anniversary Bonus - Civilian	1,260

Total Other Compensation for Specific Groups	12,779

Other Benefits
PAG-IBIG Contributions	499
PhilHealth Contributions	2,107
Employees Compensation Insurance Premiums	499
Loyalty Award - Civilan	280
Terminal Leave	1,423

Total Other Benefits	4,808

Non-Permanent Positions	1,224

Total Personnel Services	295,188

Maintenance and Other Operating Expenses
Travelling Expenses	11,595
Training and Scholarship Expenses	7,851
Supplies and Materials Expenses	40,620
Utility Expenses	38,034
Communication Expenses	4,905
Awards/Rewards and Prizes	10
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	136
Professional Services	14,392
General Services	24,615
Repairs and Maintenance	2,403
Taxes, Insurance Premiums and Other Fees	345
Other Maintenance and Operating Expenses
Advertising Expenses	45
Printing and Publication Expenses	581
Representation Expenses	512
Rent/Lease Expenses	190

514	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Membership Dues and Contributions to Organizations	191
Subscription Expenses	5,560
Donations	21
Other Maintenance and Operating Expenses	11,954

Total Maintenance and Other Operating Expenses	163,960

Total Current Operating Expenditures	459,148

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	66,000
Machinery and Equipment Outlay	39,672

Total Capital Outlays	105,672

TOTAL NEW APPROPRIATIONS	564,820

DECEMBER 28, 2020	OFFICIAL GAZETTE	515
STATE UNIVERSITIES AND COLLEGES

G. REGION IV - SOUTHERN TAGALOG AND PALAMAN

G. REGION IV-A (CALABARZON)

G.l. BATANGAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder							₱	1,108,922,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	79,758,000	₱	23,795,000	₱		₱	103,553,000
Support to Operations		7,189,000		961,000				8,150,000
Operations		379,496,000		132,906,000		484,817,000		997,219,000

HIGHER EDUCATION PROGRAM		360,093,000		129,029,000		484,817,000		973,939,000
ADVANCED EDUCATION PROGRAM		11,194,000		243,000				11,437,000
RESEARCH PROGRAM		5,297,000		2,707,000				8,004,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,912,000		927,000				3,839,000

TOTAL NEW APPROPRIATIONS	₱	466,443,000	₱	157,662,000	₱	484,817,000	₱	1,108,922,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	27,620,000	₱	23,795,000	₱		₱	51,415,000
Administration of Personnel Benefits		52,138,000						52,138,000

Sub-total, General Administration and Support		79,758,000		23,795,000				103,553,000

Support to Operations
Auxiliary Services		7,189,000		961,000				8,150,000

Sub-total, Support to Operations		7,189,000		961,000				8,150,000

516	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		360,093,000		129,029,000		484,817,000		973,939,000

HIGHER EDUCATION PROGRAM		360,093,000		129,029,000		484,817,000		973,939,000

Provision of Higher Education Services		360,093,000		123,029,000		127,283,000		610,405,000
Project (s)
Locally-Funded Project(s)				6,000,000		357,534,000		363,534,000

Construction of Ten (10)-Storey Higher Education Building, Main Campus I						150,000,000		150,000,000
Construction of Four (4)-Storey Livelihood Training Center, BatStateU ARASOF-Nasugbu						62,534,000		62,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Six-Storey Design Innovation Building Phase I						20,000,000		20,000,000
Construction of Ten-Storey Dormitory						20,000,000		20,000,000
Funding for the Increase in Carrying Capacity of the College of Medicine				5,000,000		105,000,000		110,000,000
Higher education research improved to promote economic productivity and innovation		16,491,000		2,950,000				19,441,000

ADVANCED EDUCATION PROGRAM		11,194,000		243,000				11,437,000

Provision of Advanced Education Services		11,194,000		243,000				11,437,000
RESEARCH PROGRAM		5,297,000		2,707,000				8,004,000

Conduct of Research Services		5,297,000		2,707,000				8,004,000
Community engagement increased		2,912,000		927,000				3,839,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,912,000		927,000				3,839,000

Provision of Extension Services		2,912,000		927,000				3,839,000

Sub-total, Operations		379,496,000		132,906,000		484,817,000		997,219,000

TOTAL NEW APPROPRIATIONS	₱	466,443,000	₱	157,662,000	₱	484,817,000	₱	1,108,922,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	517
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	303,002

Total Permanent Positions	303,002

Other Compensation Common to All
Personnel Economic Relief Allowance	16,776
Representation Allowance	1,608
Transportation Allowance	1,608
Clothing and Uniform Allowance	4,194
Honoraria	20,500
Mid-Year Bonus - Civilian	25,250
Year End Bonus	25,250
Cash Gift	3,495
Productivity Enhancement Incentive	3,495
Step Increment	758

Total Other Compensation Common to All	102,934

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,020
Lump-Sum for filling of Positions - Civilian	51,905

Total Other Compensation for Specific Groups	52,925

Other Benefits
PAG-IBIG Contributions	839
PhilHealth Contributions	3,444
Employees Compensation Insurance Premiums	839
Loyalty Award - Civilian	395
Terminal Leave	233

Total Other Benefits	5,750

Non-Permanent Positions	1,832

Total Personnel Services	466,443

Maintenance and Other Operating Expenses
Travelling Expenses	1,479
Training and Scholarship Expenses	5,000
Supplies and Materials Expenses	12,274
Utility Expenses	36,562
Communication Expenses	24,957

518	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	1,035
General Services	63,973
Repairs and Maintenance	2,928
Taxes, Insurance Premiums and Other Fees	1,219
Other Maintenance and Operating Expenses
Printing and Publication Expenses	52
Representation Expenses	326
Rent/Lease Expenses	20
Membership Dues and Contributions to Organizations	100
Subscription Expenses	1,220
Other Maintenance and Operating Expenses	6,337

Total Maintenance and Other Operating Expenses	157,662

Total Current Operating Expenditures	624,105

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	357,534
Machinery and Equipment Outlay	127,283

Total Capital Outlays	484,817

TOTAL NEW APPROPRIATIONS	1,108,922

G.2. CAVITE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	650,217,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	121,073,000	₱	20,394,000	₱		₱	141,467,000
Support to Operations		8,084,000		1,987,000				10,071,000
Operations		365,546,000		60,599,000		72,534,000		498,679,000

HIGHER EDUCATION PROGRAM		347,260,000		52,175,000		55,000,000		454,435,000
ADVANCED EDUCATION PROGRAM		512,000		237,000				749,000
RESEARCH PROGRAM		10,300,000		7,707,000		17,534,000		35,541,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,474,000		480,000				7,954,000

TOTAL NEW APPROPRIATIONS	₱	494,703,000	₱	82,980,000	₱	72,534,000	₱	650,217,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	519
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,707,000	₱	20,394,000	₱		₱	56,101,000
Administration of Personnel Benefits		85,366,000						85,366,000

Sub-total, General Administration and Support		121,073,000		20,394,000				141,467,000

Support to Operations
Auxiliary Services		8,084,000		1,987,000				10,071,000

Sub-total, Support to Operations		8,084,000		1,987,000				10,071,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		347,260,000		52,175,000		55,000,000		454,435,000

HIGHER EDUCATION PROGRAM		347,260,000		52,175,000		55,000,000		454,435,000

Provision of Higher Education Services		347,260,000		51,175,000				398,435,000
Project (s)
Locally-Funded Project(s)				1,000,000		55,000,000		56,000,000

Procurement of CVSU DRRM Facilities and Equipment						45,000,000		45,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Four-Storey Dormitory						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		10,812,000		7,944,000		17,534,000		36,290,000

ADVANCED EDUCATION PROGRAM		512,000		237,000				749,000

Provision of Advanced Education Services		512,000		237,000				749,000
RESEARCH PROGRAM		10,300,000		7,707,000		17,534,000		35,541,000

Conduct of Research Services		10,300,000		7,707,000				18,007,000

520	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Project(s)
Locally-Funded Project(s)						17,534,000		17,534,000

Acquisition of Various Research/Laboratory Machineries and Equipment						17,534,000		17,534,000
Community engagement increased		7,474,000		480,000				7,954,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,474,000		480,000				7,954,000

Provision of Extension Services		7,474,000		480,000				7,954,000

Sub-total, Operations		365,546,000		60,599,000		72,534,000		498,679,000

TOTAL NEW APPROPRIATIONS	₱	494,703,000	₱	82,980,000	₱	72,534,000	₱	650,217,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	308,019

Total Permanent Positions	308,019

Other Compensation Common to All
Personnel Economic Relief Allowance	18,024
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,506
Honoraria	1,760
Mid-Year Bonus - Civilian	25,668
Year End Bonus	25 668
Cash Gift	3,755
Productivity Enhancement Incentive	3,755
Step Increment	769

Total Other Compensation Common to All	84,409

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	607
Lump-sum for filling of Positions - Civilian	79,285

Total Other Compensation for Specific Groups	79,892

Other Benefits
PAG-IBIG Contributions	900
PhilHealth Contributions	3,508

DECEMBER 28, 2020	OFFICIAL GAZETTE	521
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	900
Loyalty Award - Civilian	750
Terminal Leave	6,081

Total Other Benefits	12,139

Non-Permanent Positions	10,244

Total Personnel Services	494,703

Maintenance and Other Operating Expenses
Travelling Expenses	9,433
Training and Scholarship Expenses	9,944
Supplies and Materials Expenses	14,607
Utility Expenses	23,286
Communication Expenses	2,321
Awards/Rewards and Prizes	1,104
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	475
General Services	4,574
Repairs and Maintenance	12,659
Taxes, Insurance Premiums and Other Fees	1,125
Labor and Wages	200
Other Maintenance and Operating Expenses
Printing and Publication Expenses	574
Representation Expenses	1,086
Rent/Lease Expenses	4
Membership Dues and Contributions to Organizations	279
Other Maintenance and Other Operating Expenses	1,129

Total Maintenance and Other Operating Expenses	82,980

Total Current Operating Expenditures	577,683

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	62,534

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	650,217

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	519,180,000

522	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,286,000	₱	11,794,000	₱		₱	75,080,000
Support to Operations		2,346,000		435,000				2,781,000
Operations		314,077,000		54,708,000		72,534,000		441,319,000

HIGHER EDUCATION PROGRAM		307,870,000		51,990,000		72,534,000		432,394,000
RESEARCH PROGRAM				932,000				932,000
TECHNICAL ADVISORY EXTENSION PROGRAM		6,207,000		1,786,000				7,993,000

TOTAL NEW APPROPRIATIONS	₱	379,709,000	₱	66,937,000	₱	72,534,000	₱	519,180,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,982,000	₱	11,794,000	₱		₱	31,776,000
Administration of Personnel Benefits		43,304,000						43,304,000

Sub-total, General Administration and Support		63,286,000		11,794,000				75,080,000

Support to Operations
Auxiliary Services		2,346,000		435,000				2,781,000

Sub-total, Support to Operations		2,346,000		435,000				2,781,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		307,870,000		51,990,000		72,534,000		432,394,000

HIGHER EDUCATION PROGRAM		307,870,000		51,990,000		72,534,000		432,394,000

Provision of Higher Education Services		307,870,000		50,990,000				358,860,000
Project(s)
Locally-Funded Project(s)				1,000,000		72,534,000		73,534,000

Procurement of Science Laboratory Equipment						7,254,000		7,254,000
Construction of Academic Building						35,280,000		35,280,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	523
STATE UNIVERSITIES AND COLLEGES

Establishment of HRM Laboratory with State-of-the Art Facilities		20,000,000						20,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction of Three-Storey New Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				932,000				932,000

RESEARCH PROGRAM				932,000				932,000

Conduct of Research Services				932,000				932,000
Community engagement increased		6,207,000		1,786,000				7,993,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,207,000		1,786,000				7,993,000

Provision of Extension Services		6,207,000		1,786,000				7,993,000

Sub-total, Operations		314,077,000		54,708,000		72,534,000		441,319,000

TOTAL NEW APPROPRIATIONS	₱	379,709,000	₱	66,937,000	₱	72,534,000	₱	519,180,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	256,727

Total Permanent Positions	256,727

Other Compensation Common to All
Personnel Economic Relief Allowance	14,064
Representation Allowance	1,464
Transportation Allowance	624
Clothing and Uniform Allowance	3,516
Honoraria	600
Mid-Year Bonus - Civilian	21,394
Year End Bonus	21,394
Cash Gift	2,930
Productivity Enhancement Incentive	2,930
Step Increment	641

Total Other Compensation Common to All	69,557

524	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	650
Lump-sum for filling of Positions - Civilian	36,272

Total Other Compensation for Specific Groups	36,922

Other Benefits
PAG-IBIG Contributions	703
PhilHealth Contributions	2,899
Employees Compensation Insurance Premiums	703
Loyalty Award - Civilian	415
Terminal Leave	7,032

Total Other Benefits	11,752

Non-Permanent Positions	4,751

Total Personnel Services	379,709

Maintenance and Other Operating Expenses
Travelling Expenses	1,907
Training and Scholarship Expenses	6,962
Supplies and Materials Expenses	13,368
Utility Expenses	17,487
Communication Expenses	1,966
Survey, Research, Exploration and Development Expenses	929
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	9,419
General Services	3.942
Repairs and Maintenance	6.446
Taxes, Insurance Premiums and Other Fees	400
Labor and Wages	552
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,460
Representation Expenses	286
Transportation and Delivery Expenses	167
Membership Dues and Contributions to Organizations	352
Subscription Expenses	24
Other Maintenance and Operating Expenses	1,160

Total Maintenance and Other Operating Expenses	66,937

Total Current Operating Expenditures	446,646

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	65,280
Machinery and Other Equipment	7,254

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	519,180

DECEMBER 28, 2020	OFFICIAL GAZETTE	525
STATE UNIVERSITIES AND COLLEGES

G.4. SOUTHERN LUZON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	401,263,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	78,117,000	₱	15,912,000			₱	94,029,000
Support to Operations		4,436,000		1,470,000				5,906,000
Operations		194,234,000		44,560,000		62,534,000		301,328,000

HIGHER EDUCATION PROGRAM		177,240,000		36,210,000		62,534,000		275,984,000
ADVANCED EDUCATION PROGRAM		5,910,000		681,000				6,591,000
RESEARCH PROGRAM		5,643,000		4,250,000				9,893,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,441,000		3,419,000				8,860,000

TOTAL NEW APPROPRIATIONS	₱	276,787,000	₱	61,942,000	₱	62,534,000	₱	401,263,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,343,000	₱	15,912,000	₱32,255,000
Administration of Personnel Benefits		61,774,000				61,774,000

Sub-total, General Administration and Support		78,117,000		15,912,000		94,029,000

Support to Operations
Auxiliary Services		4,436,000		1,470,000		5,906,000

Sub-total, Support to Operations		4,436,000		1,470,000		5,906,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		177,240,000		36,210,000	62,534,000	275,984,000

526	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM	177,240,000	36,210,000	62,534,000	275,984,000

Provision of Higher Education Services	177,240,000	35,210,000		212,450,000
Project(s)
Locally-Funded Project(s)		1,000,000	62,534,000	63,534,000

Improvement of Audio Visual Room/GIS Facility (College of Agriculture)			650,000	650,000
Construction of a Ten (10)-Sow Level Piggery Project (College of Agriculture)			900,000	900,000
Construction of Nursery for Fruit Trees and Ornamental Plants (College of Agriculture)			500,000	500,000
Repair and Conversion of Room to Multimedia and Digital Language Laboratory (College of Arts and and Sciences)			1,700,000	1,700,000
Rehabilitation/Repair of LICUP Building (College of Arts and Sciences)			900,000	900,000
Facility improvement - Students Lounge/Welcoming Area (College of Administration, Business, Hospitality and Accountancy)			400,000	400,000
Procurement of Robotics Kit for Build-Up Robotics towards Industry 4.0 (College of Engineering)			1,000,000	1,000,000
Upgrading of Music Roon and Purchase of Musical Instruments (College of Teacher Education)			500,000	500,000
Enhancement of Science and Laboratory Room, SLSU Alabat Campus			3,484,000	3,484,000
Construction of International Affairs and Graduate School Building			18,500,000	18,500,000
Construction of R & D Center for Mt. Banahaw Studies			16,000,000	16,000,000
Construction of Road Network in the new Campus of SLSU Gumaca			11,000,000	11,000,000
Establishment and Operation of SLSU Broadcasting Station			2,000,000	2,000,000
Establishment of SLSU Mass Production Facility for Sanitation Products			5,000,000	5,000,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Higher education research improved to promote economic productivity and innovation	11,553,000	4,931,000		16,484,000

ADVANCED EDUCATION PROGRAM	5,910,000	681,000		6,591,000

Provision of Advanced Education Services	5,910,000	681,000		6,591,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	527
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		5,643,000		4,250,000				9,893,000

Conduct of Research Services		5,643,000		4,250,000				9,893,000
Community engagement increased		5,441,000		3,419,000				8,860,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,441,000		3,419,000				8,860,000

Provision of Extension Services		5,441,000		3,419,000				8,860,000

Sub-total, Operations		194,234,000		44,560,000		62,534,000		301,328,000

TOTAL NEW APPROPRIATIONS	₱	276,787,000	₱	61,942,000	₱	62,534,000	₱	401,263,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	166,334

Total Permanent Positions	166,334

Other Compensation Common to All
Personnel Economic Relief Allowance	9,096
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,274
Honoraria	410
Mid-Year Bonus - Civilian	13,861
Year End Bonus	13,861
Cash Gift	1,895
Productivity Enhancement Incentive	1,895
Step Increment	415

Total Other Compensation Common to All	44,067

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	312
Lump-sum for filling of Positions - Civilian	61,619

Total Other Compensation for Specific Groups	61,931

Other Benefits
PAG-IBIG Contributions	454
PhilHealth Contributions	1,926

528	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Employees Compensation Insurance Premiums	454
Loyalty Award - Civilian	240
Terminal Leave	155

Total Other Benefits	3,229

Non-Permanent Positions	1,226

Total Personnel Services	276,787

Maintenance and Other Operating Expenses
Travelling Expenses	4,457
Training and Scholarship Expenses	5,242
Supplies and Materials Expenses	13,642
Utility Expenses	5,018
Communication Expenses	4,280
Survey, Research, Exploration and Development Expenses	1,998
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	174
Professional Services	9,773
General Services	6,588
Repairs and Maintenance	5,839
Taxes, Insurance Premiums and Other Fees	1,134
Labor and Wages	110
Other Maintenance and Operating Expenses
Advertising Expenses	145
Printing and Publication Expenses	1,688
Representation Expenses	836
Transportation and Delivery Expenses	25
Rent/Lease Expenses	193
Membership Dues and Contributions to Organizations	250
Subscription Expenses	50
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	61,942

Total Current Operating Expenditures	338,729

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	11,000
Buildings and Other Structures	42,384
Machinery and Equipment Outlay	1,650
Other Property Plant and Equipment Outlay	7,500

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	401,263

G.5. UNIVERSITY OF RIZAL SYSTEM

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	656,089,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	529
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	133,801,000	₱	24,027,000	₱		₱	157,828,000
Support to Operations		970,000		297,000				1,267,000
Operations		371,206,000		33,454,000		92,334,000		496,994,000

HIGHER EDUCATION PROGRAM		367,030,000		29,924,000		92,334,000		489,288,000
ADVANCED EDUCATION PROGRAM		1,828,000		1,095,000				2,923,000
RESEARCH PROGRAM		2,348,000		1,186,000				3,534,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,249,000				1,249,000

TOTAL NEW APPROPRIATIONS	₱	505,977,000	₱	57,778,000	₱	92,334,000	₱	656,089,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,399,000	₱	24,027,000	₱		₱	81,426,000
Administration of Personnel Benefits		76,402,000						76,402,000

Sub-total, General Administration and Support		133,801,000		24,027,000				157,828,000

Support to Operations
Auxiliary Services		970,000		297,000				1,267,000

Sub-total, Support to Operations		970,000		297,000				1,267,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		367,030,000		29,924,000		92,334,000		489,288,000

530	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		367,030,000		29,924,000		92,334,000		489,288,000

Provision of Higher Education Services		367,030,000		28,924,000				395,954,000
Project(s)
Locally-Funded Project(s)				1,000,000		92,334,000		93,334,000

Upgrading of Campus e-Library						29,800,000		29,800,000
Campus Improvement for Student Services (Rehabilitation of Comfort Rooms and Lavatory Facilities) in Angono, Antipolo, Binangonan, Cainta Cardona, Morong, Pililia, Rodriguez, Tanay and Taytay Campuses						19,000,000		19,000,000
Establishment of Dormitory and Business Center in Antipolo, Morong, and Tanay Campuses						43,534,000		43,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		4,176,000		2,281,000				6,457,000

ADVANCED EDUCATION PROGRAM		1,828,000		1,095,000				2,923,000

Provision of Advanced Education Services		1,828,000		1,095,000				2,923,000
RESEARCH PROGRAM		2,348,000		1,186,000				3,534,000

Conduct of Research Services		2,348,000		1,186,000				3,534,000
Community engagement increased				1,249,000				1,249,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,249,000				1,249,000

Provision of Extension Services				1,249,000				1,249,000

Sub-total, Operations		371,206,000		33,454,000		92,334,000		496,994,000

TOTAL NEW APPROPRIATIONS	₱	505,977,000	₱	57,778,000	₱	92,334,000	₱	656,089,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								333,828

Total Permanent Positions								333,828

DECEMBER 28, 2020	OFFICIAL GAZETTE	531
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	15,576
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,894
Honoraria	2,182
Mid-Year Bonus - Civilian	27,819
Year End Bonus	27,819
Cash Gift	3,245
Productivity Enhancement Incentive	3,245
Step Increment	834

Total Other Compensation Common to All	85,094

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	600
Lump-sum for filling of Positions - Civilian	76,212
Anniversary Bonus - Civilian	1,968

Total Other Compensation for Specific Groups	78,780

Other Benefits
PAG-IBIG Contributions PhilHealth Contributions	777 3,470
Employees Compensation Insurance Premiums	777
Loyalty Award - Civilian	625
Terminal Leave	190

Total Other Benefits	5,839

Non-Permanent Positions	2,436

Total Personnel Services	505,977

Maintenance and Other Operating Expenses
Travelling Expenses	1,682
Training and Scholarship Expenses	3,303
Supplies and Materials Expenses	13,206
Utility Expenses	21,092
Communication Expenses	8,277
Awards/Rewards and Prizes	2
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	236
General Services	1,200
Repairs and Maintenance	2,670
Taxes, Insurance Premiums and Other Fees	628
Labor and Wages	1,324
Other Maintenance and Operating Expenses
Advertising Expenses	65
Printing and Publication Expenses	155
Representation Expenses	685

532	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Transportation and Delivery Expenses	54
Membership Dues and Contributions to Organizations	1,110
Subscription Expenses	1,467
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	57,778

Total Current Operating Expenditures	563,755

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	4,500
Buildings and Other Structures	62,534
Machinery and Equipment Outlay	25,300

Total Capital Outlays	92,334

TOTAL NEW APPROPRIATIONS	656,089

H. REGION IV-B (MIMAROPA)

H.l. MARINDUQUE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	220,282,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	34,648,000	₱	12,479,000	₱	4,066,000	₱	51,193,000
Support to Operations		2,128,000		82,000				2,210,000
Operations		115,034,000		10,769,000		41,076,000		166,879,000

HIGHER EDUCATION PROGRAM		112,623,000		8,859,000		41,076,000		162,558,000
ADVANCED EDUCATION PROGRAM		2,411,000		234,000				2,645,000
RESEARCH PROGRAM				1,089,000				1,089,000
TECHNICAL ADVISORY EXTENSION PROGRAM				587,000				587,000

TOTAL NEW APPROPRIATIONS	₱	151,810,000	₱	23,330,000	₱	45,142,000	₱	220,282,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	533
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,884,000	₱	12,479,000	₱		₱	33,363,000
Administration of Personnel Benefits		13,764,000						13,764,000
Project(s)
Locally-Funded Project(s)						4,066,000		4,066,000

Various Repair of Campus Facilities (Typhoon Damaged), MSC Banuyo Campus, Gasan						4,066,000		4,066,000

Sub-total, General Administration and Support		34,648,000		12,479,000		4,066,000		51,193,000

Support to Operations
Auxiliary Services		2,128,000		82,000				2,210,000

Sub-total, Support to Operations		2,128, 000		82,000				2,210,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		112,623,000		8,859,000		41,076,000		162,558,000

HIGHER EDUCATION PROGRAM		112,623,000		8,859,000		41,076,000		162,558,000

Provision of Higher Education Services		112,623,000		7,859,000		1,295,000		121,777,000
Project(s)
Locally-Funded Project(s)				1,000,000		39,781,000		40,781,000

Completion of Technology and Livelihood Education Building, Main Campus						27,561,000		27,561,000
Completion of School of Business Management Building, MSC Sta. Cruz Campus						10,000,000		10,000,000
Completion of Information and Communication Technology Services Center Building, Main Campus						2,220,000		2,220,000
ICT Connection and Other Equipment				500,000				500,000

534	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		2,411,000		1,323,000				3,734,000

ADVANCED EDUCATION PROGRAM		2,411,000		234,000				2,645,000

Provision of Advanced Education Services		2,411,000		234,000				2,645,000
RESEARCH PROGRAM				1,089,000				1,089,000

Conduct of Research Services				1,089,000				1,089,000
Community engagement increased				587,000				587,000

TECHNICAL ADVISORY EXTENSION PROGRAM				587,000				587,000

Provision of Extension Services				587,000				587,000

Sub-total, Operations		115,034,000		10,769,000		41,076,000		166,879,000

TOTAL NEW APPROPRIATIONS	₱	151,810,000	₱	23,330,000	₱	45,142,000	₱	220,282,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	106,547

Total Permanent Positions	106,547

Other Compensation Common to All
Personnel Economic Relief Allowance	6,024
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,506
Honoraria	412
Mid-Year Bonus - Civilian	8,879
Year End Bonus	8,879
Cash Gift	1,255
Productivity Enhancement Incentive	1,255
Step Increment	266

Total Other Compensation Common to All	28,716

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	223
Lump-sum for filling of Positions - Civilian	13,630

Total Other Compensation for Specific Groups	13,853

DECEMBER 28, 2020	OFFICIAL GAZETTE	535
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	301
PhilHealth Contributions	1,196
Employees Compensation Insurance Premiums	301
Loyalty Award - Civilian	75
Terminal Leave	134

Total Other Benefits	2,007

Non-Permanent Positions	687

Total Personnel Services	151,810

Maintenance and Other Operating Expenses
Travelling Expenses	2,775
Training and Scholarship Expenses	1,687
Supplies and Materials Expenses	2,840
Utility Expenses	6,861
Communication Expenses	1,678
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
General Services	3,461
Repairs and Maintenance	1,129
Taxes, Insurance Premiums and Other Fees	206
Other Maintenance and Operating Expenses
Advertising Expenses	43
Printing and Publication Expenses	179
Representation Expenses	923
Transportation and Delivery Expenses	596
Membership Dues and Contributions to Organizations	153
Subscription Expenses	181
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	23,330

Total Current Operating Expenditures	175,140

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	43,847
Furniture, Fixtures and Book Outlay	1,295

Total Capital Outlays	45,142

TOTAL NEW APPROPRIATIONS	220,282

H.2. MINDORO STATE UNIVERSITY

(MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	296,278,000

536	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	39,096,000	₱	17,347,000	₱	26,169,000	₱	82,612,000
Operations		132,410,000		35,368,000		45,888,000		213,666,000

HIGHER EDUCATION PROGRAM		132,410,000		27,609,000		45,888,000		205,907,000
RESEARCH PROGRAM				6,814,000				6,814,000
TECHNICAL ADVISORY EXTENSION PROGRAM				945,000				945,000

TOTAL NEW APPROPRIATIONS	₱	171,506,000	₱	52,715,000	₱	72,057,000	₱	296,278,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,889,000	₱	17,347,000	₱	15,669,000	₱	52,905,000
Administration of Personnel Benefits		19,207,000						19,207,000
Project(s)
Locally-Funded Project(s)						10,500,000		10,500,000

Rehabilitation and Upgrading of Water System including Water Pipelines						5,000,000		5,000,000
Establishment of Solid Waste Management Program						5,500,000		5,500,000

Sub-total, General Administration and Support		39,096,000		17,347,000		26,169,000		82,612,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		132,410,000		27,609,000		45,888,000		205,907,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	537
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		132,410,000		27,609,000		45,888,000		205,907,000

Provision of Higher Education Services		132,410,000		26,609,000		45,888,000		204,907,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation				6,814,000				6,814,000

RESEARCH PROGRAM				6,814,000				6,814,000

Conduct of Research Services				6,814,000				6,814,000
Community engagement increased				945,000				945,000

TECHNICAL ADVISORY EXTENSION PROGRAM				945,000				945,000

Provision of Extension Services				945,000				945,000

Sub-total, Operations		132,410,000		35,368,000		45,888,000		213,666,000

TOTAL NEW APPROPRIATIONS	₱	171,506,000	₱	52,715,000	₱	72,057,000	₱	296,278,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	116,340

Total Permanent Positions	116,340

Other Compensation Common to All
Personnel Economic Relief Allowance	6,936
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,734
Honoraria	200
Mid-Year Bonus - Civilian	9,695
Year End Bonus	9,695
Cash Gift	1,445
Productivity Enhancement Incentive	1,445
Step Increment	291

Total Other Compensation Common to All	31,801

538	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	492
Lump-sum for filling of Positions - Civilian	19,159

Total Other Compensation for Specific Groups	19,651

Other Benefits
PAG-IBIG Contributions	347
PhilHealth Contributions	1,372
Employees Compensation Insurance Premiums	347
Loyalty Award - Civilian	220
Terminal Leave	48

Total Other Benefits	2,334

Non-Permanent Positions	1,380

Total Personnel Services	171,506

Maintenance and Other Operating Expenses
Travelling Expenses	3,210
Training and Scholarship Expenses	1,950
Supplies and Materials Expenses	16,646
Utility Expenses	6,496
Communication Expenses	4,298
Awards/Rewards and Prizes	1,200
Survey, Research, Exploration and Development Expenses	1,809
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,754
Repairs and Maintenance	4,633
Taxes, Insurance Premiums and Other Fees	1,261
Labor and Wages	4,256
Other Maintenance and Operating Expenses
Advertising Expenses	8
Printing and Publication Expenses	178
Representation Expenses	200
Rent/Lease Expenses	300
Membership Dues and Contributions to Organizations	370
Subscription Expenses	915
Other Maintenance and Operating Expenses	2,099

Total Maintenance and Other Operating Expenses	52,715

Total Current Operating Expenditures	224,221

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	5,000
Buildings and Other Structures	3,000
Machinery and Equipment Outlay	27,692
Furniture, Fixtures and Books Outlay	36,365

Total Capital Outlays	72,057

TOTAL NEW APPROPRIATIONS	296,278

DECEMBER 28, 2020	OFFICIAL GAZETTE	539
STATE UNIVERSITIES AND COLLEGES

H.3. OCCIDENTAL MINDORO STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	377,322,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	44,933,000	₱	5,031,000	₱	48,866,000	₱	98,830,000
Operations		168,156,000		69,492,000		40,844,000		278,492,000

HIGHER EDUCATION PROGRAM		167,325,000		66,905,000		40,844,000		275,074,000
RESEARCH PROGRAM		831,000		1,809,000				2,640,000
TECHNICAL ADVISORY EXTENSION PROGRAM				778,000				778,000

TOTAL NEW APPROPRIATIONS	₱	213,089,000	₱	74,523,000	₱	89,710,000	₱	377,322,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	30,215,000	5,031,000		35,246,000
Administration of Personnel Benefits	14,718,000			14,718,000
Project(s)
Locally-Funded Project(s)			48,866,000	48,866,000

Construction of HRM Hostel (Dormitory) and Canteen, Labangan Campus			15,000,000	5,500,000
Repair/Improvements/Maintenance (OMSC Campus-wide)			16,246,000	16,246,000
Completion of Drainage System, Labangan Campus			2,000,000	2,000,000
Repair of Access Roads, Labangan Campus			2,500,000	2,500,000

540	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Upgrading of Existing Barbed Wire Fence, Labangan Campus		3,000,000						3,000,000
Construction of Parking Area, Labangan Campus						3,000,000		3,000,000
Upgrading of Existing Barbed Wire Fence, Murtha Campus						3,000,000		3,000,000
Completion of Covered Pathway, Murtha Campus						2,120,000		2,120,000
Completion of Covered Pathway, Sablayan Campus						2,000,000		2,000,000

Sub-total, General Administration and Support		44,933,000		5,031,000		48,866,000		98,830,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		167,325,000		66,905,000		40,844,000		275,074,000

HIGHER EDUCATION PROGRAM		167,325,000		66,905,000		40,844,000		275,074,000

Provision of Higher Education Services		167,325,000		65,905,000		5,421,000		238,651,000
Project(s)
Locally-Funded Project(s)				1,000,000		35,423,000		36,423,000

Rehabilitation of Two-Storey Classroom Building, Labangan Campus						24,413,000		24,413,000
Repair and Repainting of Various Buildings including Declogging/Renovation of Comfort Rooms, (College-wide)						1,010,000		1,010,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Acquisition of Civil Engineering Laboratory Equipment						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		831,000		1,809,000				2,640,000

RESEARCH PROGRAM		831,000		1,809,000				2,640,000

Conduct of Research Services		831,000		1,809,000				2,640,000
Community engagement increased				778,000				778,000

TECHNICAL ADVISORY EXTENSION PROGRAM				778,000				778,000

Provision of Extension Services				778,000				778,000

Sub-total, Operations		168,156,000		69,492,000		40,844,000		278,492,000

TOTAL NEW APPROPRIATIONS	₱	213,089,000	₱	74,523,000	₱	89,710,000	₱	377,322,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	541
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	147,869

Total Permanent Positions	147,869

Other Compensation Common to All
Personnel Economic Relief Allowance	9,120
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,280
Mid-Year Bonus - Civilian	12,322
Year End Bonus	12,322
Cash Gift	1,900
Productivity Enhancement Incentive	1,900
Step Increment	370

Total Other Compensation Common to All	40,574

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	315
Lump-sum for filling of Positions - Civilian	14,604
Anniversary Bonus - Civilian	1,218

Total Other Compensation for Specific Groups	16,137

Other Benefits
PAG-IBIG Contributions	455
PhilHealth Contributions	1,744
Employees Compensation Insurance Premiums	455
Loyalty Award - Civilian	365
Terminal Leave	114

Total Other Benefits	3,133

Non-Permanent Positions	5,376

Total Personnel Services	213,089

Maintenance and Other Operating Expenses
Travelling Expenses	1,615
Training and Scholarship Expenses	3,320
Supplies and Materials Expenses	14,302
Utility Expenses	7,390

542	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Communication Expenses	25,165
Awards/Rewards and Prizes	135
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	8,044
General Services	8,636
Repairs and Maintenance	2,970
Taxes, Insurance Premiums and Other Fees	1,239
Labor and Wages	608
Other Maintenance and Operating Expenses
Printing and Publication Expenses	113
Representation Expenses	39
Transportation and Delivery Expenses	65
Rent/Lease Expenses	200
Membership Dues and Contributions to Organizations	32
Subscription Expenses	10
Other Maintenance and Operating Expenses	514

Total Maintenance and Other Operating Expenses	74,523

Total Current Operating Expenditures	287,612

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	17,620
Buildings and Other Structures	56,669
Machinery and Equipment Outlay	12,486
Furniture, Fixture and Books Outlay	2,935

Total Capital Outlays	89,710

TOTAL NEW APPROPRIATIONS	377,322

H.4. PALAWAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	510,135,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	92,601,000	₱	28,056,000	₱		₱	120,657,000
Support to Operations		7,819,000		6,000				7,825,000
Operations		284,918,000		42,396,000		54,339,000		381,653,000

HIGHER EDUCATION PROGRAM		267,738,000		38,328,000		54,339,000		360,405,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	543
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		9,250,000		1,082,000				10,332,000
RESEARCH PROGRAM		7,265,000		2,203,000				9,468,000
TECHNICAL ADVISORY EXTENSION PROGRAM		665,000		783,000				1,448,000

TOTAL NEW APPROPRIATIONS	₱	385,338,000	₱	70,458,000	₱	54,339,000	₱	510,135,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,257,000	₱	28,056,000	₱		₱	60,313,000
Administration of Personnel Benefits		60,344,000						60,344,000

Sub-total, General Administration and Support		92,601,000		28,056,000				120,657,000

Support to Operations
Auxiliary Services		7,819,000		6,000				7,825,000

Sub-total, Support to Operations		7,819,000		6,000				7,825,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		267,738,000		38,328,000		54,339,000		360,405,000

HIGHER EDUCATION PROGRAM		267,738,000		38,328,000		54,339,000		360,405,000

Provision of Higher Education Services		267,738,000		37,328,000		24,339,000		329,405,000
Project(s)
Locally-Funded Project(s)				1,000,000		30,000,000		31,000,000

Completion of Science and Technology Laboratory Building, PSU Main Campus						15,000,000		15,000,000
Completion of Two-Storey Classroom Building, PSU El Nido Campus						15,000,000		15,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

544	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Higher education research improved to promote economic productivity and innovation		16,515,000		3,285,000				19,800,000

ADVANCED EDUCATION PROGRAM		9,250,000		1,082,000				10,332,000

Provision of Advanced Education Services		9,250,000		1,082,000				10,332,000
RESEARCH PROGRAM		7,265,000		2,203,000				9,468,000

Conduct of Research Services		7,265,000		2,203,000				9,468,000
Community engagement increased		665,000		783,000				1,448,000

TECHNICAL ADVISORY EXTENSION PROGRAM		665,000		783,000				1,448,000

Provision of Extension Services		665,000		783,000				1,448,000

Sub-total, Operations		284,918,000		42,396,000		54,339,000		381,653,000

TOTAL NEW APPROPRIATIONS	₱	385,338,000	₱	70,458,000	₱	54,339,000	₱	510,135,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	250,439

Total Permanent Positions	250,439

Other Compensation Common to All
Personnel Economic Relief Allowance	14,592
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	3,648
Honoraria	1,350
Mid-Year Bonus - Civilian	20,870
Year End Bonus	20,870
Cash Gift	3,040
Productivity Enhancement Incentive	3,040
Step Increment	627

Total Other Compensation Common to All	68,277

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	638
Lump-sum for filling of Positions - Civilian	60,097

Total Other Compensation for Specific Groups	60,735

DECEMBER 28, 2020	OFFICIAL GAZETTE	545
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	729
PhilHealth Contributions	3,024
Employees Compensation Insurance Premiums	729
Loyalty Award - Civilian	255
Terminal Leave	247

Total Other Benefits	4,984

Non-Permanent Positions	903

Total Personnel Services	385,338

Maintenance and Other Operating Expenses
Travelling Expenses	12,485
Training and Scholarship Expenses	4,030
Supplies and Materials Expenses	15,892
Utility Expenses	20,074
Communication Expenses	2,976
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	250
Professional Services	615
Repairs and Maintenance	6,280
Taxes, Insurance Premiums and Other Fees	4,062
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	750
Representation Expenses	730
Transportation and Delivery Expenses	50
Rent/Lease Expenses	220
Membership Dues and Contributions to Organizations	440
Subscription Expenses	50
Other Maintenance and Operating Expenses	1,504

Total Maintenance and Other Operating Expenses	70,458

Total Current Operating Expenditures	455,796

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	30,000
Machinery and Equipment Outlay	21,944
Furniture, Fixtures and Book Outlay	2,395
Total Capital Outlays	54,339

TOTAL NEW APPROPRIATIONS	510,135

H.5. ROMBLON STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	316,223,000

546	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	36,661,000	₱	11,811,000	₱		₱	48,472,000
Support to Operations		3,239,000		1,053,000				4,292,000
Operations		193,008,000		17,316,000		53,135,000		263,459,000

HIGHER EDUCATION PROGRAM		192,773,000		13,675,000		53,135,000		259,583,000
ADVANCED EDUCATION PROGRAM		235,000		617,000				852,000
RESEARCH PROGRAM				1,559,000				1,559,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,465,000				1,465,000

TOTAL NEW APPROPRIATIONS	₱	232,908,000	₱	30,180,000	₱	53,135,000	₱	316,223,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,087,000	₱	11,811,000	₱		₱	30,898,000
Administration of Personnel Benefits		17,574,000						17,574,000

Sub-total, General Administration and Support		36,661,000		11,811,000				48,472,000

Support to Operations
Auxiliary Services		3,239,000		1,053,000				4,292,000

Sub-total, Support to Operations		3,239,000		1,053,000				4,292,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		192,773,000		13,675,000		53,135,000		259,583,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	547
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		192,773,000		13,675,000		53,135,000		259,583,000

Provision of Higher Education Services		192,773,000		12,675,000		13,135,000		218,583,000
Project(s)
Locally-Funded Project(s)				1,000,000		40,000,000		41,000,000

Rehabilitation and Furnishing of Old/Existing University Library, Main Campus						40,000,000		40,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		235,000		2,176,000				2,411,000

ADVANCED EDUCATION PROGRAM		235,000		617,000				852,000

Provision of Advanced Education Services		235,000		617,000				852,000
RESEARCH PROGRAM				1,559,000				1,559,000

Conduct of Research Services				1,559,000				1,559,000
Community engagement increased				1,465,000				1,465,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,465,000				1,465,000

Provision of Extension Services				1,465,000				1,465,000

Sub-total, Operations		193,008,000		17,316,000		53,135,000		263,459,000

TOTAL NEW APPROPRIATIONS	₱	232,908,000	₱	30,180,000	₱	53,135,000	₱	316,223,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	165,483

Total Permanent Positions	165,483

Other Compensation Common to All
Personnel Economic Relief Allowance	9,648
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,412

548	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Honoraria	894
Mid-Year Bonus - Civilian	13,790
Year End Bonus	13,790
Cash Gift	2,010
Productivity Enhancement Incentive	2,010
Step Increment	414

Total Other Compensation Common to All	45,304

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	210
Lump-sum for filling of Positions - Civilian	16,416

Total Other Compensation for Specific Groups	16,626

Other Benefits
PAG-IBIG Contributions	482
PhilHealth Contributions	1,898
Employees Compensation Insurance Premiums	482
Loyalty Award - Civilian	95
Terminal Leave	1,158

Total Other Benefits	4,115

Non-Permanent Positions	1,380

Total Personnel Services	232,908

Maintenance and Other Operating Expenses
Travelling Expenses	4,938
Training and Scholarship Expenses	2,163
Supplies and Materials Expenses	4,294
Utility Expenses	8,493
Communication Expenses	1,566
Awards/Rewards and Prizes	200
Survey, Research, Exploration and Development Expenses	800
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	320
General Services	2,235
Repairs and Maintenance	3,250
Taxes, Insurance Premiums and Other Fees	165
Other Maintenance and Operating Expenses
Printing and Publication Expenses	140
Representation Expenses	350
Transportation and Delivery Expenses	148
Membership Dues and Contributions to Organizations	500
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	30,180

Total Current Operating Expenditures	263,088

DECEMBER 28, 2020	OFFICIAL GAZETTE	549
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	40,000
Machinery and Equipment Outlay	10,990
Furniture, Fixtures and Books Outlay	2,145

Total Capital Outlays	53,135

TOTAL NEW APPROPRIATIONS	316,223

H.6. WESTERN PHILIPPINES UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	372,174,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	64,446,000	₱	9,299,000	₱		₱	73,745,000
Support to Operations		4,702,000		1,103,000				5,805,000
Operations		167,375,000		44,803,000		80,446,000		292,624,000

HIGHER EDUCATION PROGRAM		152,693,000		41,507,000		80,446,000		274,646,000
ADVANCED EDUCATION PROGRAM		287,000		343,000				630,000
RESEARCH PROGRAM		1,623,000		2,141,000				3,764,000
TECHNICAL ADVISORY EXTENSION PROGRAM		12,772,000		812,000				13,584,000

TOTAL NEW APPROPRIATIONS	₱	236,523,000	₱	55,205,000	₱	80,446,000	₱	372,174,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	37,972,000	₱	9,299,000	₱	₱	47,271,000

550	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits		26,474,000						26,474,000

Sub-total, General Administration and Support		64,446,000		9,299,000				73,745,000

Support to Operations
Auxiliary Services		4,702,000		1,103,000				5,805,000

Sub-total, Support to Operations		4,702,000		1,103,000				5,805,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		152,693,000		41,507,000		80,446,000		274,646,000

HIGHER EDUCATION PROGRAM		152,693,000		41,507,000		80,446,000		274,646,000

Provision of Higher Education Services		152,693,000		40,507,000				193,200,000
Project(s)
Locally-Funded Project(s)				1,000,000		80,446,000		81,446,000

Rehabilitation and Furnishing of College of Community Development Building, Main Campus						17,912,000		17,912,000
Construction and Furnishing of College of Business and Management Building, Main Campus						35,000,000		35,000,000
Construction and Furnishing of Continuing Education Building, Puerto Princesa Campus						27,534,000		27,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		1,910,000		2,484,000				4,394,000

ADVANCED EDUCATION PROGRAM		287,000		343,000				630,000

Provision of Advanced Education Services		287,000		343,000				630,000
RESEARCH PROGRAM		1,623,000		2,141,000				3,764,000

Conduct of Research Services		1,623,000		2,141,000				3,764,000
Community engagement increased		12,772,000		812,000				13,584,000

TECHNICAL ADVISORY EXTENSION PROGRAM		12,772,000		812,000				13,584,000

Provision of Extension Services		12,772,000		812,000				13,584,000

Sub-total, Operations		167,375,000		44,803,000		80,446,000		292,624,000

TOTAL NEW APPROPRIATIONS	₱	236,523,000	₱	55,205,000	₱	80,446,000	₱	372,174,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	551
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	160,197

Total Permanent Positions	160,197

Other Compensation Common to All
Personnel Economic Relief Allowance	8,784
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,196
Honoraria	1,010
Mid-Year Bonus - Civilian	13,350
Year End Bonus	13,350
Cash Gift	1,830
Productivity Enhancement Incentive	1,830
Step Increment	401

Total Other Compensation Common to All	43,111

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	731
Lump-sum for filling of Positions - Civilian	26,139

Total Other Compensation for Specific Groups	26,870

Other Benefits
PAG-IBIG Contributions	440
PhilHealth Contributions	1,733
Employees Compensation Insurance Premiums	440
Loyalty Award - Civilian	290
Terminal Leave	335

Total Other Benefits	3,238

Non-Permanent Positions	3,107

Total Personnel Services	236,523

Maintenance and Other Operating Expenses
Travelling Expenses	4,204
Training and Scholarship Expenses	3,480
Supplies and Materials Expenses	10,571
Utility Expenses	15,839
Communication Expenses	12,957

552	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	240
General Services	3,294
Repairs and Maintenance	3,028
Taxes, Insurance Premiums and Other Fees	620
Labor and Wages	144
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	210
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	55,205

Total Current Operating Expenditures	291,728

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	80,446

Total Capital Outlays	80,446

TOTAL NEW APPROPRIATIONS	372,174

DECEMBER 28, 2020	OFFICIAL GAZETTE	553
STATE UNIVERSITIES AND COLLEGES

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	197,812,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,333,000	₱	17,942,000	₱	10,000,000	₱	65,275,000
Operations		69,632,000		10,205,000		52,700,000		132,537,000

HIGHER EDUCATION PROGRAM		66,785,000		8,814,000		52,700,000		128,299,000
ADVANCED EDUCATION PROGRAM		1,709,000						1,709,000
RESEARCH PROGRAM		412,000		1,269,000				1,681,000
TECHNICAL ADVISORY EXTENSION PROGRAM		726,000		122,000				848,000

TOTAL NEW APPROPRIATIONS	₱	106,965,000	₱	28,147,000	₱	62,700,000	₱	197,812,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General management and supervision	₱	21,044,000	₱	17,942,000	₱		₱	38,986,000
Administration of Personnel Benefits		16,289,000						16,289,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Restoration of Gabaldon Building (Phase I)						10,000,000		10,000,000

Sub-total, General Administration and Support		37,333,000		17,942,000		10,000,000		65,275,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		66,785,000		8,814,000		52,700,000		128,299,000

554	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		66,785,000		8,814,000		52,700,000		128,299,000

Provision of Higher Education Services		66,785,000		7,814,000				74,599,000
Project(s)
Locally-Funded Project(s)				1,000,000		52,700,000		53,700,000

Completion of Learning, Innovation, and Entrepreneurship Building for AST						14,000,000		14,000,000
Construction of Center of Applied and Appropriate Technology Building 2						30,000,000		30,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Establishment/Construction of Creativity and Innovation Hub						8,700,000		8,700,000
Higher education research improved to promote economic productivity and innovation		2,121,000		1,269,000				3,390,000

ADVANCED EDUCATION PROGRAM		1,709,000						1,709,000

Provision of Advanced Education Services		1,709,000						1,709,000
RESEARCH PROGRAM		412,000		1,269,000				1,681,000

Conduct of Research Services		412,000		1,269,000				1,681,000
Community engagement increased		726,000		122,000				848,000

TECHNICAL ADVISORY EXTENSION PROGRAM		726,000		122,000				848,000

Provision of Extension Services		726,000		122,000				848,000

Sub-total, Operations		69,632,000		10,205,000		52,700,000		132,537,000

TOTAL NEW APPROPRIATIONS	₱	106,965,000	₱	28,147,000	₱	62,700,000	₱	197,812,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	69,665

Total Permanent Positions	69,665

DECEMBER 28, 2020	OFFICIAL GAZETTE	555
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	3,864
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	966
Honoraria	442
Mid-Year Bonus - Civilian	5,805
Year End Bonus	5,805
Cash Gift	805
Productivity Enhancement Incentive	805
Step Increment	173

Total Other Compensation Common to All	18,881

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	555
Lump-sum for filling of Positions - Civilian	16,187

Total Other Compensation for Specific Groups	16,742

Other Benefits
PAG-IBIG Contributions	192
PhilHealth Contributions	787
Employees Compensation Insurance Premiums	192
Terminal Leave	102

Total Other Benefits	1,273

Non-Permanent Positions	404

Total Personnel Services	106,965

Maintenance and Other Operating Expenses
Travelling Expenses	2,210
Training and Scholarship Expenses	1,606
Supplies and Materials Expenses	5,930
Utility Expenses	4,794
Communication Expenses	1,451
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	856
General Services	4,432
Repairs and Maintenance	2,348
Taxes, Insurance Premiums and Other Fees	550
Labor and Wages	450
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	250
Representation Expenses	650
Transportation and Delivery Expenses	50

556	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	100
Subscription Expenses	120
Other Maintenance and Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	28,147

Total Current Operating Expenditures	135,112

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,700

Total Capital Outlays	62,700

TOTAL NEW APPROPRIATIONS	197,812

I.2. BICOL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,204,300,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	166,511,000	₱	54,928,000	₱		₱	221,439,000
Support to Operations		15,391,000		15,940,000		44,000,000		75,331,000
Operations		614,341,000		125,655,000		167,534,000		907,530,000

HIGHER EDUCATION PROGRAM		570,514,000		95,920,000		167,534,000		833,968,000
ADVANCED EDUCATION PROGRAM		36,939,000		3,905,000				40,844,000
RESEARCH PROGRAM		3,196,000		23,853,000				27,049,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,692,000		1,977,000				5,669,000

TOTAL NEW APPROPRIATIONS	₱	796,243,000	₱	196,523,000	₱	211,534,000	₱	1,204,300,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	557
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,588,000	₱	54,928,000	₱		₱	110,516,000
Administration of Personnel Benefits		110,923,000						110,923,000

Sub-total, General Administration and Support		166,511,000		54,928,000				221,439,000

Support to Operations
Auxiliary Services		15,391,000		15,940,000				31,331,000
Project(s)
Locally-Funded Project(s)						44,000,000		44,000,000

Completion of Multi-Purpose Gymnasium, Polangui Campus						40,000,000		40,000,000
Completion of Two-Storey Bicol University College of Agriculture and Forestry Dormitory						4,000,000		4,000,000

Sub-total, Support to Operations		15,391,000		15,940,000		44,000,000		75,331,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		570,514,000		95,920,000		167,534,000		833,968,000

HIGHER EDUCATION PROGRAM		570,514,000		95,920,000		167,534,000		833,968,000

Provision of Higher Education Services		565,079,000		89,015,000				654,094,000
Project(s)
Locally-Funded Project(s)		5,435,000		6,905,000		167,534,000		179,874,000

Construction (Completion) of College of Law School Building						92,534,000		92,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Repair and Renovation of Academic Buildings and Facilities				1,908,000				1,908,000
Funding for the Increase in Carrying Capacity of the College of Medicine		5,435,000		3,997,000		75,000,000		84,432,000
Higher education research improved to promote economic productivity and innovation		40,135,000		27,758,000				67,893,000

558	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ADVANCED EDUCATION PROGRAM		36,939,000		3,905,000				40,844,000

Provision of Advanced Education Services		36,939,000		3,905,000				40,844,000
RESEARCH PROGRAM		3,196,000		23,853,000				27,049,000

Conduct of Research Services		3,196,000		23,853,000				27,049,000
Community engagement increased		3,692,000		1,977,000				5,669,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,692,000		1,977,000				5,669,000

Provision of Extension Services		3,692,000		1,977,000				5,669,000

Sub-total, Operations		614,341,000		125,655,000		167,534,000		907,530,000

TOTAL NEW APPROPRIATIONS	₱	796,243,000	₱	196,523,000	₱	211,534,000	₱	1,204,300,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	480,058

Total Permanent Positions	480,058

Other Compensation Common to All
Personnel Economic Relief Allowance	22,848
Representation Allowance	312
Transportation Allowance	312
Clothing and Uniform AIlowance	5,712
Honoraria	63,000
Mid-Year Bonus - Civilian	40,006
Year End Bonus	40,006
Cash Gift	4,760
Productivity Enhancement Incentive	4,760
Step Increment	1,199

Total Other Compensation Common to All	182,915

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,494
Lump-sum for filling of Positions - Civilian	105,565
Lump-sum for Personnel Services	5,435
Anniversary Bonus - Civilian	2,889

Total Other Compensation for Specific Groups	115,383

DECEMBER 28, 2020	OFFICIAL GAZETTE	559
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	1,142
PhilHealth Contributions	4,760
Employees Compensation Insurance Premiums	1,142
Loyalty Award - Civilian	1,260
Terminal Leave	5,358

Total Other Benefits	13,662

Non-Permanent Positions	4,225

Total Personnel Services	796,243

Maintenance and Other Operating Expenses
Travelling Expenses	11,308
Training and Scholarship Expenses	8,813
Supplies and Materials Expenses	32,509
Utility Expenses	46,255
Communication Expenses	8,048
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	236
Professional Services	3,324
General Services	46,092
Repairs and Maintenance	9,123
Taxes, Insurance Premiums and Other Fees	5,471
Labor and Wages	1,919
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	669
Representation Expenses	2,060
Transportation and Delivery Expenses	1,923
Membership Dues and Contributions to Organizations	815
Other Maintenance and Operating Expenses	16,948

Total Maintenance and Other Operating Expenses	196,523

Total Current Operating Expenditures	992,766

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	211,534

Total Capital Outlays	211,534

TOTAL NEW APPROPRIATIONS	1,204,300

I.3. CAMARINES NORTE STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	401,225,000

560	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	91,174,000	₱	35,144,000	₱	14,800,000	₱	141,118,000
Support to Operations				565,000		30,000,000		30,565,000
Operations		141,952,000		20,056,000		67,534,000		229,542,000

HIGHER EDUCATION PROGRAM		140,592,000		17,823,000		67,534,000		225,949,000
ADVANCED EDUCATION PROGRAM		1,000,000		554,000				1,554,000
RESEARCH PROGRAM		200,000		1,398,000				1,598,000
TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		281,000				441,000

TOTAL NEW APPROPRIATES	₱	233,126,000	₱	55,765,000	₱	112,334,000	₱	401,225,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	54,027,000	₱	35,144,000	₱		₱	89,171,000
Administration of Personnel Benefits		37,147,000						37,147,000
Project(s)
Locally-Funded Project(s)						14,800,000		14,800,000

Completion of Centralized Power House (2MVA with Primary and Secondary lines)						14,800,000		14,800,000

Sub-total, General Administration and Support		91,174,000		35,144,000	₱	14,800,000		141,118,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	561
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services				565,000				565,000
Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Construction of Childcare/GAD Center cum Executive Suite						30,000,000		30,000,000

Sub-total, Support to Operations				565,000		30,000,000		30,565,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		140,592,000		17,823,000		67,534,000		225,949,000

HIGHER EDUCATION PROGRAM		140,592,000		17,823,000		67,534,000		225,949,000

Provision of Higher Education Services		140,592,000		16,823,000				157,415,000
Project(s)
Locally-Funded Project(s)				1,000,000		67,534,000		68,534,000

Construction of Academic Building, Abaño Campus						30,000,000		30,000,000
Completion of Seed System Facility, Entienza Campus						15,000,000		15,000,000
Development of Agri-Eco Tourism Haven of Camarines Norte						2,534,000		2,534,000
Completion of Aqua Base Projects, Mercedes Campus						20,000,000		20,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		1,200,000		1,952,000				3,152,000

ADVANCED EDUCATION PROGRAM		1,000,000		554,000				1,554,000

Provision of Advanced Education Services		1,000,000		554,000				1,554,000
RESEARCH PROGRAM		200,000		1,398,000				1,598,000

Conduct of Research Services		200,000		1,398,000				1,598,000
Community engagement increased		160,000		281,000				441,000

TECHNICAL ADVISORY EXTENSION PROGRAM		160,000		281,000				441,000

Provision of Extension Services		160,000		281,000				441,000

Sub-total, Operations		141,952,000		20,056,000		67,534,000		229,542,000

TOTAL NEW APPROPRIATIONS	₱	233,126,000	₱	55,765,000	₱	112,334,000	₱	401,225,000

562	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	138,130

Total Permanent Positions	138,130

Other Compensation Common to All
Personnel Economic Relief Allowance	8,568
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,142
Honoraria	1,660
Mid-Year Bonus - Civilian	11,511
Year End Bonus	11,511
Cash Gift	1,785
Productivity Enhancement Incentive	1,785
Step Increment	345

Total Other Compensation Common to All	39,667

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	570
Lump-sum for filling of Positions - Civilian	36,966

Total Other Compensation for Specific Groups	37,536

Other Benefits
PAG-IBIG Contributions	429
PhilHealth Contributions	1,684
Employees Compensation Insurance Premiums	429
Loyalty Award - Civilian	270
Terminal Leave	181

Total Other Benefits	2,993

Non-Permanent Positions	14,800

Total Personnel Services	233,126

Maintenance and Other Operating Expenses
Travelling Expenses	3,627
Training and Scholarship Expenses	1,580
Supplies and Materials Expenses	23,359
Utility Expenses	5,956
Communication Expenses	1,562

DECEMBER 28, 2020	OFFICIAL GAZETTE	563
STATE UNIVERSITIES AND COLLEGES

Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	2,250
General Services	10,280
Taxes, Insurance Premiums and Other Fees	3,575
Other Maintenance and Operating Expenses
Printing and Publication Expenses	550
Transportation and Delivery Expenses	690
Rent/Lease Expenses	180
Membership Dues and Contributions to Organizations	492
Subscription Expenses	54
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	55,765

Total Current Operating Expenditures	288,891

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	22,534
Buildings and Other Structures	89,800

Total Capital Outlays	112,334

TOTAL NEW APPROPRIATIONS	401,225

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	328,951,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS	₱	34,199,000	₱	34,990,000	₱	8,000,000	₱	77,189,000
General Administration and Support
Operations		97,728,000		72,142,000		81,892,000		251,762,000

HIGHER EDUCATION PROGRAM		88,647,000		66,453,000		81,892,000		236,992,000
ADVANCED EDUCATION PROGRAM		7,513,000		1,778,000				9,291,000
RESEARCH PROGRAM		855,000		2,547,000				3,402,000
TECHNICAL ADVISORY EXTENSION PROGRAM		713,000		1,364,000				2,077,000

TOTAL NEW APPROPRIATIONS	₱	131,927,000	₱	107,132,000	₱	89,892,000	₱	328,951,000

564	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,795,000	₱	34,990,000		₱	65,785,000
Administration of Personnel Benefits		3,404,000					3,404,000
Project(s)
Locally-Funded Project(s)					8,000,000		8,000,000

Completion of Improvement of Walkway					8,000,000		8,000,000

Sub-total, General Administration and Support		34,199,000		34,990,000	8,000,000		77,189,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		88,647,000		66,453,000	81,892,000		236,992,000

HIGHER EDUCATION PROGRAM		88,647,000		66,453,000	81,892,000		236,992,000

Provision of Higher Education Services		88,647,000		65,453,000	19,358,000		173,458,000
Project(s)
Locally-Funded Project(s)				1,000,000	62,534,000		63,534,000

Construction of Academic Building					62,534,000		62,534,000
ICT Connection and Other Equipment				500,000			500,000
Conduct of Activities for Sports and Culture Development				500,000			500,000
Higher education research improved to promote economic productivity and innovation		8,368,000		4,325,000			12,693,000

ADVANCED EDUCATION PROGRAM		7,513,000		1,778,000			9,291,000

Provision of Advanced Education Services		7,513,000		1,778,000			9,291,000
RESEARCH PROGRAM		855,000		2,547,000			3,402,000

Conduct of Research Services		855,000		2,547,000			3,402,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	565
STATE UNIVERSITIES AND COLLEGES

Community engagement increased		713,000		1,364,000				2,077,000

TECHNICAL ADVISORY EXTENSION PROGRAM		713,000		1,364,000				2,077,000

Provision of Extension Services		713,000		1,364,000				2,077,000

Sub-total, Operations		97,728,000		72,142,000		81,892,000		251,762,000

TOTAL NEW APPROPRIATIONS	₱	131,927,000	₱	107,132,000	₱	89,892,000	₱	328,951,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	82,132

Total Permanent Positions	82,132

Other Compensation Common to All
Personnel Economic Relief Allowance	4,200
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,050
Honoraria	8,053
Mid-Year Bonus - Civilian	6,844
Year End Bonus	6,844
Cash Gift	875
Productivity Enhancement Incentive	875
Step Increment	205

Total Other Compensation Common to All	29,306

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	3,139

Total Other Compensation for Specific Groups	3,272

Other Benefits
PAG-IBIG Contributions	210
PhilHealth Contributions	846
Employees Compensation Insurance Premiums	210
Loyalty Award - Civilian	95
Terminal Leave	265

Total Other Benefits	1,626

Non-Permanent Positions	15,591

Total Personnel Services	131,927

566	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	6,544
Training and Scholarship Expenses	4,056
Supplies and Materials Expenses	35,992
Utility Expenses	11,486
Communication Expenses	4,823
Awards/Rewards and Prizes	1,200
Survey, Research, Exploration and Development Expenses	830
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	130
Professional Services	3,876
General Services	9,000
Repairs and Maintenance	5,156
Taxes, Insurance Premiums and Other Fees	4,150
Labor and Wages	684
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	120
Representation Expenses	730
Transportation and Delivery Expenses	569
Rent/Lease Expenses	310
Membership Dues and Contributions to Organizations	120
Subscription Expenses	11,914
Other Maintenance and Operating Expenses	5,372

Total Maintenance and Other Operating Expenses	107,132

Total Current Operating Expenditures	239,059

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	8,000
Buildings and Other Structures	62,534
Machinery and Equipment Outlay	19,358

Total Capital Outlays	89,892

TOTAL NEW APPROPRIATIONS	328,951

I.5. CATANDUANES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	576,555,000

New Appropriations, by Program
Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	567
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	149,656,000	₱	62,714,000	₱		₱	212,370,000
Support to Operations		1,859,000				25,000,000		26,859,000
Operations		171,221,000		19,353,000		146,752,000		337,326,000

HIGHER EDUCATION PROGRAM		159,433,000		16,345,000		146,752,000		322,530,000
ADVANCED EDUCATION PROGRAM		7,039,000		633,000				7,672,000
RESEARCH PROGRAM		3,150,000		1,795,000				4,945,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,599,000		580,000				2,179,000

TOTAL NEW APPROPRIATIONS	₱	322,736,000	₱	82,067,000	₱	171,752,000	₱	576,555,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	59,393,000	₱	62,714,000	₱		₱	122,107,000
Administration of Personnel Benefits		90,263,000						90,263,000

Sub-total, General Administration and Support		149,656,000		62,714,000				212,370,000

Support to Operations
Auxiliary Services		1,859,000						1,859,000
Project(s)
Locally-Funded Project(s)						25,000,000		25,000,000

Completion of Men’s Dormitory						25,000,000		25,000,000

Sub-total, Support to Operations		1,859,000				25,000,000		26,859,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		159,433,000		16,345,000		146,752,000		322,530,000

HIGHER EDUCATION PROGRAM		159,433,000		16,345,000		146,752,000		322,530,000

Provision of Higher Education Services		159,433,000		15,345,000		21,752,000		196,530,000

568	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Project(s)
Locally-Funded Project(s)				1,000,000		125,000,000		126,000,000

Repair/Rehabilitation /Renovation/Retrofitting of ATIC Building (formerly FIDA Building)						15,000,000		15,000,000
Repair/Rehabilitation/Retrofitting/Replacement of Food Laboratory Building						10,000,000		10,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Construction/Rehabilitation/Upgrading/Completion of Higher Education Buildings						50,000,000		50,000,000
Purchase of Machinery and Equipment						50,000,000		50,000,000
Higher education research improved to promote economic productivity and innovation		10,189,000		2,428,000				12,617,000

ADVANCED EDUCATION PROGRAM		7,039,000		633,000				7,672,000

Provision of Advanced Education Services		7,039,000		633,000				7,672,000
RESEARCH PROGRAM		3,150,000		1,795,000				4,945,000

Conduct of Research Services		3,150,000		1,795,000				4,945,000
Community engagement increased		1,599,000		580,000				2,179,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,599,000		580,000				2,179,000

Provision of Extension Services		1,599,000		580,000				2,179,000

Sub-total, Operations		171,221,000		19,353,000		146,752,000		337,326,000

TOTAL NEW APPROPRIATIONS	₱	322,736,000	₱	82,067,000	₱	171,752,000	₱	576,555,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	169,190

Total Permanent Positions	169,190

DECEMBER 28, 2020	OFFICIAL GAZETTE	569
STATE UNIVERSITIES AND COLLEGES

Other Compensation Common to All
Personnel Economic Relief Allowance	9,720
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,430
Honoraria	12,240
Mid-Year Bonus - Civilian	14,100
Year End Bonus	14,100
Cash Gift	2,025
Productivity Enhancement Incentive	2,025
Step Increment	421

Total Other Compensation Common to All	57,541

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	955
Lump-sum for filling of Positions - Civilian	87,079
Anniversary Bonus - Civilian	1,215

Total Other Compensation for Specific Groups	89,249

Other Benefits
PAG-IBIG Contributions	486
PhilHealth Contributions	1,850
Employees Compensation Insurance Premiums	486
Loyalty Award - Civilian	340
Terminal Leave	3,184

Total Other Benefits	6,346

Non-Permanent Positions	410

Total Personnel Services	322,736

Maintenance and Other Operating Expenses
Travelling Expenses	7,138
Training and Scholarship Expenses	3,710
Supplies and Materials Expenses	14,407
Utility Expenses	20,900
Communication Expenses	2,500
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	8,035
General Services	9,500
Repairs and Maintenance	1,930
Taxes, Insurance Premiums and Other Fees	3,420
Labor and Wages	2,320
Other Maintenance and Operating Expenses
Printing and Publication Expenses	725
Transportation and Delivery Expenses	45
Membership Dues and Contributions to Organizations	625
Subscription Expenses	1,095
Other Maintenance and Operating Expenses	4,567

Total Maintenance and Other Operating Expenses	82,067

Total Current Operating Expenditures	404,803

570	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	100,000
Machinery and Equipment Outlay	71,752

Total Capital Outlays	171,752

TOTAL NEW APPROPRIATIONS	576,555

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	576,150,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	118,295,000	₱	41,631,000	₱	20,440,000	₱	180,366,000
Support to Operations		7,170,000		4,087,000				11,257,000
Operations		253,720,000		68,273,000		62,534,000		384,527,000

HIGHER EDUCATION PROGRAM		229,290,000		61,126,000		62,534,000		352,950,000
ADVANCED EDUCATION PROGRAM		16,297,000		1,140,000				17,437,000
RESEARCH PROGRAM		6,117,000		4,754,000				10,871,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,016,000		1,253,000				3,269,000

TOTAL NEW APPROPRIATIONS	₱	379,185,000	₱	113,991,000	₱	82,974,000	₱	576,150,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,239,000	₱	41,631,000	₱	20,440,000	₱	93,310,000
Administration of Personnel Benefits		87,056,000						87,056,000

Sub-total, General Administration and Support		118,295,000		41,631,000		20,440,000		180,366,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	571
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services	7,170,000	4,087,000		11,257,000

Sub-total, Support to Operations	7,170,000	4,087,000		11,257,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	229,290,000	61,126,000	62,534,000	352,950,000

HIGHER EDUCATION PROGRAM	229,290,000	61,126,000	62,534,000	352,950,000

Provision of Higher Education Services	229,290,000	58,996,000	2,534,000	290.820,000
Project(s)
Locally-Funded Project(s)		2,130,000	60,000,000	62,130,000

Establishment of Two-Storey CBSUA Science Centrum Laboratory/ Facility (Pili Campus)			50,000,000	50,000,000
Construction of Two-Storey Agribusiness Incubation Building			10,000,000	10,000,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Replacement of Damaged and Dilapidated Ceilings and Walls of the Cafeteria		50,000		50,000
Replacement of Damaged and Dilapidated Ceilings and Walls of BEED Building		100,000		100,000
Replacement of Damaged and Dilapidated Roofing and Ceilings and Walls of the Andaya Building I		150,000		150,000
Replacement of Damaged and Dilapidated Roofing and Ceilings and Walls of the Andaya Building II		100,000		100,000
Replacement of Damaged and Dilapidated Roofing and Ceilings and Walls of Storage I (Back Stage)		80,000		80,000
Replacement of Broken Doors, Door Jambs, Door Knobs of Storage I (Back Stage)		40,000		40,000
Replacement of Damaged Roofings and Roof Gutter of Storage I (Back Stage)		50,000		50,000
Replacement of Broken Doors and Door Knobs of Comfort Rooms		40,000		40,000
Water Proofing of the ICT Building and Faculty Room, Storage II		50,000		50,000
Replacement of Broken Windows of the ICT Building and Faculty Room, Storage II		20,000		20,000

572	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Replacement of Shattered Windows and Doors of the English Building I				35,000				35,000
Replacement of Shattered Windows and Doors of the English Building II				35,000				35,000
Replacement of Damaged Roofing and Roofing Gutter of English Building II				50,000				50,000
Replacement of Shattered Windows and Doors of Classrooms and Various Offices				50,000				50,000
Replacement of Damaged Secondary Lines, Including Accessories (Electrical Wirings)				200,000				200,000
Replacement of Damaged Steel Frames of the University Signage, including Painting Work for Steel				80,000				80,000
Higher education research improved to promote economic productivity and innovation		22,414,000		5,894,000				28,308,000

ADVANCED EDUCATION PROGRAM		16,297,000		1,140,000				17,437,000

Provision of Advanced Educational Services		16,297,000		1,140,000				17,437,000
RESEARCH PROGRAM		6,117,000		4,754,000				10,871,000

Conduct of Research Services		6,117,000		4,754,000				10,871,000
Community engagement increased		2,016,000		1,253,000				3,269,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,016,000		1,253,000				3,269,000

Provision of Extension Services		2,016,000		1,253,000				3,269,000

Sub-total, Operations		253,720,000		68,273,000		62,534,000		384,527,000

TOTAL NEW APPROPRIATIONS	₱	379,185,000	₱	113,991,000	₱	82,974,000	₱	576,150,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	209,282

Total Permanent Positions	209,282

Other Compensation Common to All
Personnel Economic Relief Allowance	10,392

DECEMBER 28, 2020	OFFICIAL GAZETTE	573
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	2,598
Honoraria	7,850
Mid-Year Bonus - Civilian	17,440
Year End Bonus	17,440
Cash Gift	2,165
Productivity Enhancement Incentive	2,165
Step Increment	524

Total Other Compensation Common to All	60,958

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	743
Lump-sum for filling of Positions - Civilian	82,899

Total Other Compensation for Specific Groups	83,642

Other Benefits
PAG-IBIG Contributions	520
PhilHealth Contributions	2,113
Employees Compensation Insurance Premiums	520
Loyalty Award - Civilian	425
Terminal Leave	4,157

Total Other Benefits	7,735

Non-Permanent Positions	17,568

Total Personnel Services	379,185

Maintenance and Other Operating Expenses
Travelling Expenses	6,548
Training and Scholarship Expenses	9,021
Supplies and Materials Expenses	21,618
Utility Expenses	26,552
Communication Expenses	1,782
Awards/Rewards and Prizes	1,428
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	3,817
General Services	22,935
Repairs and Maintenance	2,964
Taxes, Insurance Premiums and Other Fees	9,651
Labor and Mages	38
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	455
Representation Expenses	2,145
Rent/Lease Expenses	142
Membership Dues and Contributions to Organizations	250
Subscription Expenses	600
Other Maintenance and Operating Expenses	3,888

Total Maintenance and Other Operating Expenses	113,991

Total Current Operating Expenditures	493,176

574	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	22,974

Total Capital Outlays	82,974

TOTAL NEW APPROPRIATIONS	576,150

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	220,564,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,676,000	₱	15,196,000	₱		₱	47,872,000
Support to Operations				5,136,000		6,990,000		12,126,000
Operations		76,844,000		21,188,000		62,534,000		160,566,000

HIGHER EDUCATION PROGRAM		63,093,000		17,156,000		62,534,000		142,783,000
ADVANCED EDUCATION PROGRAM		13,751,000		1,634,000				15,385,000
RESEARCH PROGRAM				1,691,000				1,691,000
TECHNICAL ADVISORY EXTENSION PROGRAM				707,000				707,000

TOTAL NEW APPROPRIATIONS	₱	109,520,000	₱	41,520,000	₱	69,524,000	₱	220,564,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,547,000	₱	15,196,000	₱		₱	35,743,000
Administration of Personnel Benefits		12,129,000						12,129,000

Sub-total, General Administration and Support		32,676,000		15,196,000				47,872,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	575
STATE UNIVERSITIES AND COLLEGES

Support to Operations
Auxiliary Services		5,136,000		5,136,000
Project(s)
Locally-Funded Project(s)			6,990,000	6,990,000

Refurbishment/Upgrading of Old and Existing Buildings			6,990,000	6,990,000

Sub-total, Support to Operations		5,136,000	6,990,000	12,126,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	63,093,000	17,156,000	62,534,000	142,783,000

HIGHER EDUCATION PROGRAM	63,093,000	17,156,000	62,534,000	142,783,000

Provision of Higher Education Services	63,093,000	16,156,000		79,249,000
Project(s)
Locally-Funded Project(s)		1,000,000	62,534,000	63,534,000

Construction of BTLED Building for College of Education			15,000,000	15,000,000
Construction of Two-Storey BSEd Building, Cawayan Campus			15,000,000	15,000,000
Construction of Industrial Calibration and Material Testing Building			7,534,000	7,534,000
Establishment of Masbate Food Development Center			25,000,000	25,000,000
ICT Connection and Other Equipment		500,000		500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
Higher education research improved to promote economic productivity and innovation	13,751,000	3,325,000		17,076,000

ADVANCED EDUCATION PROGRAM	13,751,000	1,634,000		15,385,000

Provision of Advanced Education Services	13,751,000	1,634,000		15,385,000
RESEARCH PROGRAM		1,691,000		1,691,000

Conduct of Research Services		1,691,000		1,691,000

576	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Community engagement increased				707,000				707,000

TECHNICAL ADVISORY EXTENSION PROGRAM				707,000				707,000

Provision of Extension Services				707,000				707,000

Sub-total, Operations		76,844,000		21,188,000		62,534,000		160,566,000

TOTAL NEW APPROPRIATIONS	₱	109,520,000	₱	41,520,000	₱	69,524,000	₱	220,564,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	74,966

Total Permanent Positions	74,966

Other Compensation Common to All
Personnel Economic Relief Allowance	3,720
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	930
Honoraria	400
Mid-Year Bonus - Civilian	6,247
Year End Bonus	6,247
Cash Gift	775
Productivity Enhancement Incentive	775
Step Increment	187

Total Other Compensation Common to All	19,641

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	295
Lump-sum for filling of Positions - Civilian	12,129

Total Other Compensation for Specific Groups	12,424

Other Benefits
PAG-IBIG Contributions	187
PhilHealth Contributions	743
Employees Compensation Insurance Premiums	187
Loyalty Award - Civilian	155

Total Other Benefits	1,272

Non-Permanent Positions	1,217

Total Personnel Services	109,520

DECEMBER 28, 2020	OFFICIAL GAZETTE	577
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	4,608
Training and Scholarship Expenses	1,162
Supplies and Materials Expenses	6,783
Utility Expenses	10,990
Communication Expenses	2,713
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,745
General Services	7,938
Repairs and Maintenance	849
Taxes, Insurance Premiums and Other Fees	845
Other Maintenance and Operating Expenses
Advertising Expenses	74
Printing and Publication Expenses	298
Representation Expenses	405
Transportation and Delivery Expenses	133
Rent/Lease Expenses	179
Membership Dues and Contributions to Organizations	150
Subscription Expenses	30
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	41,520

Total Current Operating Expenditures	151,040

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	69,524

Total Capital Outlays	69,524

TOTAL NEW APPROPRIATIONS	220,564

I.8. PARTIDO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱411,434,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,126,000	₱	36,377,000	₱	17,360,000	₱	123,863,000
Support to Operations		11,867,000		626,000		31,875,000		44,368,000

578	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations		171,607,000		38,257,000		33,339,000		243,203,000

HIGHER EDUCATION PROGRAM		171,607,000		25,909,000		33,339,000		230,855,000
ADVANCED EDUCATION PROGRAM				1,498,000				1,498,000
RESEARCH PROGRAM				9,963,000				9,963,000
TECHNICAL ADVISORY EXTENSION PROGRAM				887,000				887,000

TOTAL NEW APPROPRIATIONS	₱	253,600,000	₱	75,260,000	₱	82,574,000	₱	411,434,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱ 39,040,000	₱	36,377,000	₱	10,653,000	₱	86,070,000
Administration of Personnel Benefits	31,086,000						31,086,000
Project(s)
Locally-Funded Project(s)					6,707,000		6,707,000

Integrated Data Network Facility					6,707,000		6,707,000

Sub-total, General Administration and Support	70,126,000		36,377,000		17,360,000		123,863,000

Support to Operations
Auxiliary Services	11,867,000		626,000				12,493,000
Project(s)
Locally-Funded Project(s)					31,875,000		31,875,000

Construction of Research and Development Building with Training Hall and Testing Center, Goa Campus					31,875,000		31,875,000

Sub-total, Support to Operations	11,867,000		626,000		31,875,000		44,368,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	171,607,000		25,909,000		33,339,000		230,855,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	579
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		171,607,000		25,909,000		33,339,000		230,855,000

Provision of Higher Education Services		171,607,000		24,909,000		5,339,000		201,855,000
Project(s)
Locally-Funded Project(s)				1,000,000		28,000,000		29,000,000

Construction of Marine Food Science Building, Lagonoy Campus						18,000,000		18,000,000
Retrofitting and Modernization of Net Laboratory and Hatchery, Sagñay Campus						10,000,000		10,000,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation				11,461,000				11,461,000

ADVANCED EDUCATION PROGRAM				1,498,000				1,498,000

Provision of Advanced Education Services				1,498,000				1,498,000
RESEARCH PROGRAM				9,963,000				9,963,000

Conduct of Research Services				9,963,000				9,963,000
Community engagement increased				887,000				887,000

TECHNICAL ADVISORY EXTENSION PROGRAM				887,000				887,000

Provision of Extension Services				887,000				887,000

Sub-total, Operations		171,607,000		38,257,000		33,339,000		243,203,000

TOTAL NEW APPROPRIATIONS	₱	253,600,000	₱	75,260,000	₱	82,574,000	₱	411,434,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	159,716

Total Permanent Positions	159,716

580	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	8,208
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,052
Honoraria	5,611
Mid-Year Bonus - Civilian	13,309
Year End Bonus	13,309
Cash Gift	1,710
Productivity Enhancement Incentive	1,710
Step Increment	399

Total Other Compensation Common to All	46,668

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	810
Lump-sum for filling of Positions - Civilian	31,015
Anniversary Bonus - Civilian	1,194

Total Other Compensation for Specific Groups	33,019

Other Benefits
PAG-IBIG Contributions	410
PhilHealth Contributions	1,760
Employees Compensation Insurance Premiums	410
Loyalty Award - Civilian	335
Terminal Leave	71

Total Other Benefits	2,986

Non-Permanent Positions	11,211

Total Personnel Services	253,600

Maintenance and Other Operating Expenses
Travelling Expenses	6,290
Training and Scholarship Expenses	4,880
Supplies and Materials Expenses	16,803
Utility Expenses	10,179
Communication Expenses	3,855
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	8,155
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	14,825
Repairs and Maintenance	1,786
Taxes, Insurance Premiums and Other Fees	1,579
Other Maintenance and Operating Expenses
Advertising Expenses	135
Printing and Publication Expenses	78
Representation Expenses	2,660
Rent/Lease Expenses	46

DECEMBER 28, 2020	OFFICIAL GAZETTE	581
STATE UNIVERSITIES AND COLLEGES

Membership Dues and Contributions to Organizations	125
Subscription Expenses	930
Other Maintenance and Operating Expenses	1,434

Total Maintenance and Other Operating Expenses	75,260

Total Current Operating Expenditures	328,860

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	6,707
Buildings and Other Structures	59,875
Machinery and Equipment Outlay	15,992

Total Capital Outlays	82,574

TOTAL NEW APPROPRIATIONS	411,434

I.9. SORSOGON STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	384,911,000

New Appropriations, by Program

	Current Operating Expenditures				Capital Outlays		Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support	₱	63,789,000	₱	34,664,000	₱		₱	98,453,000
Support to Operations		273,000		309,000				582,000
Operations		178,859,000		34,483,000		72,534,000		285,876,000

HIGHER EDUCATION PROGRAM		158,954,000		31,189,000		72,534,000		262,677,000
ADVANCED EDUCATION PROGRAM		19,619,000		411,000				20,030,000
RESEARCH PROGRAM		286,000		2,467,000				2,753,000
TECHNICAL ADVISORY EXTENSION PROGRAM				416,000				416,000

TOTAL NEW APPROPRIATIONS	₱	242,921,000	₱	69,456,000	₱	72,534,000	₱	384,911,000

582	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,190,000	₱	34,664,000	₱		₱	69,854,000
Administration of Personnel Benefits		28,599,000						28,599,000

Sub-total, General Administration and Support		63,789,000		34,664,000				98,453,000

Support to Operations
Auxiliary Services		273,000		309,000				582,000

Sub-total, Support to Operations		273,000		309,000				582,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		158,954,000		31,189,000		72,534,000		262,677,000

HIGHER EDUCATION PROGRAM		158,954,000		31,189,000		72,534,000		262,677,000

Provision of Higher Education Services		158,954,000		30,189,000				189,143,000
Project(s)
Locally-Funded Project(s)				1,000,000		72,534,000		73,534,000

Freshwater Fishpond Development						10,000,000		10,000,000
Construction of Integrated Academic Laboratory and Library Building						62,534,000		62,534,000
ICT Connection and Other Equipment				500,000				500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
Higher education research improved to promote economic productivity and innovation		19,905,000		2,878,000				22,783,000

ADVANCED EDUCATION PROGRAM		19,619,000		411,000				20,030,000

Provision of Advanced Education Services		19,619,000		411,000				20,030,000
RESEARCH PROGRAM		286,000		2,467,000				2,753,000

Conduct of Research Services		286,000		2,467,000				2,753,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	583
STATE UNIVERSITIES AND COLLEGES

Community engagement increased				416,000				416,000

TECHNICAL ADVISORY EXTENSION PROGRAM				416,000				416,000

Provision of Extension Services				416,000				416,000

Sub-total, Operations		178,859,000		34,483,000		72,534,000		285,876,000

TOTAL NEW APPROPRIATIONS	₱	242,921,000	₱	69,456,000	₱	72,534,000	₱	384,911,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,627

Total Permanent Positions	157,627

Other Compensation Common to All
Personnel Economic Relief Allowance	8,568
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	2,142
Honoraria	6,950
Mid-Year Bonus - Civilian	13,135
Year End Bonus	13,135
Cash Gift	1,785
Productivity Enhancement Incentive	1,785
Step Increment	394

Total Other Compensation Common to All	48,134

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	751
Lump-sum for filling of Positions - Civilian	25,496

Total Other Compensation for Specific Groups	26,247

Other Benefits
PAG-IBIG Contributions	428
PhilHealth Contributions	1,741

584	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Employees Compensation Insurance Premiums	428
Loyalty Award - Civilian	215
Terminal Leave	3,103

Total Other Benefits	5,915

Non-Permanent Positions	4,998

Total Personnel Services	242,921

Maintenance and Other Operating Expenses
Travelling Expenses	4,646
Training and Scholarship Expenses	2,532
Supplies and Materials Expenses	12,588
Utility Expenses	11,525
Communication Expenses	2,354
Awards/Rewards and Prizes	1,000
Survey, Research, Exploration and Development Expenses	1,015
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,190
General Services	10,902
Repairs and Maintenance	6,572
Taxes, Insurance Premiums and Other Fees	1,650
Labor and Wages	422
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	341
Representation Expenses	1,417
Transportation and Delivery Expenses	10
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	815
Subscription Expenses	1,238
Other Maintenance and Operating Expenses	3,939

Total Maintenance and Other Operating Expenses	69,456

Total Current Operating Expenditures	312,377

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	72,534

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	384,911

DECEMBER 28, 2020	OFFICIAL GAZETTE	585
STATE UNIVERSITIES AND COLLEGES

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	475,616,000

New Appropriations, By Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	102,430,000	₱	6,546,000	₱		₱	108,976,000
Support to Operations		6,439,000		6,038,000		5,000,000		17,477,000
Operations		252,570,000		47,108,000		49,485,000		349,163,000

HIGHER EDUCATION PROGRAM		248,079,000		37,059,000		49,485,000		334,623,000
ADVANCED EDUCATION PROGRAM		3,223,000		2,621,000				5,844,000
RESEARCH PROGRAM		711,000		3,851,000				4,562,000
TECHNICAL ADVISORY EXTENSION PROGRAM		557,000		3,577,000				4,134,000

TOTAL NEW APPROPRIATIONS	₱	361,439,000	₱	59,692,000	₱	54,485,000	₱	475,616,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	17,543,000	₱	6,546,000	₱		₱	24,089,000
Administration of Personnel Benefits		84,887,000						84,887,000

Sub-total, General Administration and Support		102,430,000		6,546,000				108,976,000

Support to Operations
Auxiliary Services		6,439,000		6,038,000				12,477,000
Project(s)
Locally-Funded Project(s)						5,000,000		5,000,000

586	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Library and Information Center Building, Nakato Campus						5,000,000		5,000,000

Sub-total, Support to Operations		6,439,000		6,038,000		5,000,000		17,477,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		248,079,000		37,059,000		49,485,000		334,623,000

HIGHER EDUCATION PROGRAM		248,079,000		37,059,000		49,485,000		334,623,000

Provision of Higher Education Services		248,079,000		36,059,000		7,485,000		291,623,000
Project(s)
Locally-Funded Project(s)				1,000,000		42,000,000		43,000,000

Rehabilitation of Agri-Technology Building, Banga Campus						12,000,000		12,000,000
ASU-Ibajay Tourism Development Center Building						30,000,000		30,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,934,000		6,472,000				10,406,000

ADVANCED EDUCATION PROGRAM		3,223,000		2,621,000				5,844,000

Provision of Advanced Education Services		3,223,000		2,621,000				5,844,000
RESEARCH PROGRAM		711,000		3,851,000				4,562,000

Conduct of Research Services		711,000		3,851,000				4,562,000
Community Engagement Increased		557,000		3,577,000				4,134,000

TECHNICAL ADVISORY EXTENSION PROGRAM		557,000		3,577,000				4,134,000

Provision of Extension Services		557,000		3,577,000				4,134,000

Sub-total, Operations		252,570,000		47,108,000		49,485,000		349,163,000

TOTAL NEW APPROPRIATIONS	₱	361,439,000	₱	59,692,000	₱	54,485,000	₱	475,616,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	587
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	211,319

Total Permanent Positions	211,319

Other Compensation Common to All
Personnel Economic Relief Allowance	9,168
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	2,292
Honoraria	3,115
Mid-Year Bonus - Civilian	17,609
Year End Bonus	17,609
Cash Gift	1,910
Productivity Enhancement Incentive	1,910
Step Increment	529

Total Other Compensation Common to All	54,262

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,096
Hight Shift Differential Pay	810
Lump-sum for filling of Positions - Civilian	82,301

Total Other Compensation for Specific Groups	84,207

Other Benefits
PAG-IBIG Contributions	458
PhilHealth Contributions	1,955
Employees Compensation Insurance Premiums	458
Terminal Leave	2,586

Total Other Benefits	5,457

Non-Permanent Positions	6,194

Total Personnel Services	361,439

Maintenance and Other Operating Expenses
Travelling Expenses	3,897
Training and Scholarship Expenses	2,075
Supplies and Materials Expenses	16,681
Utility Expenses	15,099
Communication Expenses	2,182
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	585
General Services	3,930
Repairs and Maintenance	7,028
Taxes, Insurance Premiums and Other Fees	718
Labor and Wages	5,858

588	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Maintenance and Operating Expenses
Advertising Expenses	111
Printing and Publication Expenses	90
Representation Expenses	188
Transportation and Delivery Expenses	349
Membership Dues and Contributions to Organizations	76
Subscription Expenses	207
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	59,692

Total Current Operating Expenditures	421,131

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	47,000
Machinery and Equipment Outlay	7,485

Total Capital Outlays	54,485

TOTAL NEW APPROPRIATES	475,616

J.2. CAPIZ STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	714,257,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	129,196,000	₱	10,956,000	₱	3,000,000	₱	143,152,000
Support to Operations		14,657,000		2,100,000		3,000,000		19,757,000
Operations		427,596,000		61,867,000		61,885,000		551,348,000

HIGHER EDUCATION PROGRAM		420,571,000		29,972,000		61,885,000		512,428,000
ADVANCED EDUCATION PROGRAM		716,000		2,130,000				2,846,000
RESEARCH PROGRAM		2,896,000		20,902,000				23,798,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,413,000		8,863,000				12,276,000

TOTAL NEW APPROPRIATIONS	₱	571,449,000	₱	74,923,000	₱	67,885,000	₱	714,257,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	589
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,360,000	₱	10,956,000	₱	3,000,000	₱	63,316,000
Administration of Personnel Benefits		79,836,000						79,836,000

Sub-total, General Administration and Support		129,196,000		10,956,000		3,000,000		143,152,000

Support to Operations
Auxiliary Services		14,657,000		2,100,000				16,757,000
Project(s)
Locally-Funded Project(s)						3,000,000		3,000,000

Renovation/Expansion Material Recovery Facility, Roxas City Campus						3,000,000		3,000,000

Sub-total, Support to Operations		14,657,000		2,100,000		3,000,000		19,757,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		420,571,000		29,972,000		61,885,000		512,428,000

HIGHER EDUCATION PROGRAM		420,571,000		29,972,000		61,885,000		512,428,000

Provision of Higher Education Services		420,571,000		28,972,000		23,885,000		473,428,000
Project(s)
Locally-Funded Project(s)				1,000,000		38,000,000		39,000,000

Expansion/Renovation of Gabaldon Building, Roxas City Campus						7,000,000		7,000,000
Renovation/Expansion of Veterinary Medicine Academic Building, Dumarao Satellite College						7,000,000		7,000,000
Rehabilitation of Graphic Arts Building, Roxas City Main Campus						14,000,000		14,000,000
Reconstruction/Rehabilitation of Industrial Technology Building, Sigma Satellite College						3,000,000		3,000,000
Rehabilitation/Expansion of Poultry House and Piggery, Burias Campus						7,000,000		7,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

590	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ICT Connection and Other Equipment				500,000				500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		3,612,000		23,032,000				26,644,000

ADVANCED EDUCATION PROGRAM		716,000		2,130,000				2,846,000

Provision of Advanced Education Services		716,000		2,130,000				2,846,000
RESEARCH PROGRAM		2,896,000		20,902,000				23,798,000

Conduct of Research Services		2,896,000		20,902,000				23,798,000
Community engagement increased		3,413,000		8,863,000				12,276,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,413,000		8,863,000				12,276,000

Provision of Extension Services		3,413,000		8,863,000				12,276,000

Sub-total, Operations		427,596,000		61,867,000		61,885,000		551,348,000

TOTAL NEW APPROPRIATIONS	₱	571,449,000	₱	74,923,000	₱	67,885,000	₱	714,257,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	385,787

Total Permanent Positions	385,787

Other Compensation Common to All
Personnel Economic Relief Allowance	16,488
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	4,122
Honoraria	843
Mid-Year Bonus - Civilian	32,148
Year End Bonus	32,148
Cash Gift	3,435
Productivity Enhancement Incentive	3,435
Step Increment	965

Total Other Compensation Common to All	94,184

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,580
Lump-sum for filling of Positions - Civilian	72,566

Total Other Compensation for Specific Groups	74,146

DECEMBER 28, 2020	OFFICIAL GAZETTE	591
STATE UNIVERSITIES AND COLLEGES

Other Benefits
PAG-IBIG Contributions	824
PhilHealth Contributions	3,525
Employees Compensation Insurance Premiums	824
Loyalty Award - Civilian	520
Terminal Leave	7,270

Total Other Benefits	12,963

Non-Permanent Positions	4,369

Total Personnel Services	571,449

Maintenance and Other Operating Expenses
Travelling Expenses	6,672
Training and Scholarship Expenses	7,389
Supplies and Materials Expenses	14,578
Utility Expenses	17,990
Communication Expenses	2,526
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
General Services	14,873
Repairs and Maintenance	3,576
Taxes, Insurance Premiums and Other Fees	770
Other Maintenance and Operating Expenses
Advertising Expenses	400
Printing and Publication Expenses	818
Representation Expenses	1,223
Transportation and Delivery Expenses	248
Membership Dues and Contributions to Organizations	1,545
Subscription Expenses	1,665
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	74,923

Total Current Operating Expenditures	646,372

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	3,000
Buildings and Other Structures	41,000
Machinery and Equipment Outlay	23,000
Furniture, Fixtures and Books Outlay	885

Total Capital Outlays	67,885

TOTAL NEW APPROPRIATIONS	714,257

J.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	378,587,000

592	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	46,686,000	₱	13,648,000	₱		₱	60,334,000
Operations		218,470,000		54,783,000		45,000,000		318,253,000

HIGHER EDUCATION PROGRAM		218,470,000		46,719,000		45,000,000		310,189,000
RESEARCH PROGRAM				6,959,000				6,959,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,105,000				1,105,000

TOTAL NEW APPROPRIATIONS	₱	265,156,000	₱	68,431,000	₱	45,000,000	₱	378,587,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,162,000	₱	13,648,000	₱		₱	44,810,000
Administration of Personnel Benefits		15,524,000						15,524,000

Sub-total, General Administration and Support		46,686,000		13,648,000				60,334,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		218,470,000		46,719,000		45,000,000		310,189,000

HIGHER EDUCATION PROGRAM		218,470,000		46,719,000		45,000,000		310,189,000

Provision of Higher Education Services		218,470,000		45,719,000				264,189,000
Project(s)
Locally-Funded Project(s)				1,000,000		45,000,000		46,000,000

Conversion of Post-Harvest Laboratory Building into a Two-Storey Fishery Technology Building in Binalbagan Campus						30,000,000		30,000,000
Conversion of Motor Pool into Crime Laboratory Building in Binalbagan Campus						15,000,000		15,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	593
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				6,959,000				6,959,000

RESEARCH PROGRAM				6,959,000				6,959,000

Conduct of Research Services				6,959,000				6,959,000
Community Engagement Increased				1,105,000				1,105,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,105,000				1,105,000

Provision of Extension Services				1,105,000				1,105,000

Sub-total, Operations		218,470,000		54,783,000		45,000,000		318,253,000

TOTAL NEW APPROPRIATIONS	₱	265,156,000	₱	68,431,000	₱	45,000,000	₱	378,587,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	192,936

Total Permanent Positions	192,936

Other Compensation Common to All
Personnel Economic Relief Allowance	10,824
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,706
Honoraria	400
Mid-Year Bonus - Civilian	16,078
Year End Bonus	16,078
Cash Gift	2,255
Productivity Enhancement Incentive	2,255
Step Increment	482

Total Other Compensation Common to All	51,558

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	376
Lump-sum for filling of Positions - Civilian	15,298

Total Other Compensation for Specific Groups	15,674

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Other Benefits
PAG-IBIG Contributions	541
PhilHealth Contributions	2,284
Employees Compensation Insurance Premiums	541
Loyaty Award - Civilian	380
Terminal Leave	226

Total Other Benefits	3,972

Non-Permanent Positions	1,016

Total Personnel Services	265,156

Maintenance and Other Operating Expenses
Travelling Expenses	3,630
Training and Scholarship Expenses	3,170
Supplies and Materials Expenses	18,160
Utility Expenses	16,189
Communication Expenses	1,845
Awards. Rewards and Prizes	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services General Services	360 4,173
Repairs and Maintenance	15,543
Taxes, Insurance Premiums and Other Fees	1,800
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	200
Representation Expenses	1,753
Transportation and Delivery Expenses	100
Membership Dues and Contributions to Organizations	70
Subscription Expenses	500
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	68,431

Total Current Operating Expenditures	333,587

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	45,000
Total Capital Outlays	45,000

TOTAL NEW APPROPRIATIONS	378,587

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	319,878,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	595
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,231,000	₱	10,637,000	₱		₱	33,868,000
Support to Operations		3,346,000		14,855,000		2,534,000		20,735,000
Operations		117,903,000		23,372,000		124,000,000		265,275,000

HIGHER EDUCATION PROGRAM		117,903,000		18,093,000		124,000,000		259,996,000
RESEARCH PROGRAM				3,211,000				3,211,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,068,000				2,068,000

TOTAL NEW APPROPRIATIONS	₱	144,480,000	₱	48,864,000	₱	126,534,000	₱	319,878,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,125,000	₱	10,637,000	₱		₱	24,762,000
Administration of Personnel Benefits		9,106,000						9,106,000

Sub-total, General Administration and Support		23,231,000		10,637,000				33,868,000

Support to Operations
Auxiliary Services		3,346,000		14,855,000		2,534,000		20,735,000

Sub-total, Support to Operations		3,346,000		14,855,000		2,534,000		20,735,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		117,903,000		18,093,000		124,000,000		259,996,000

HIGHER EDUCATION PROGRAM		117,903,000		18,093,000		124,000,000		259,996,000

Provision of Higher Education Services		117,903,000		15,081,000				132,984,000
Project(s)
Locally-Funded Project(s)				3,012,000		124,000,000		127,012,000

596	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Annex Two-Storey College of Engineering School Building with Agricultural Machinery Repair, Fabrication and Testing Center, Main Campus						60,000,000		60,000,000
Renovation of Classroom Building
Hinigaran Campus						60,000,000		60,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Construction of Road and Pathwalk
Leading to CPSU-Valladolid Campus						4,000,000		4,000,000
Establishment of CPSU-Valladolid Branch				2,012,000				2,012,000
Higher Education Research Improved to Promote
Economic Productivity and Innovation				3,211,000				3,211,000

RESEARCH PROGRAM				3,211,000				3,211,000

Conduct of Research Services				3,211,000				3,211,000
Community engagement increased				2,068,000				2,068,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,068,000				2,068,000

Provision of Extension Services				2,068,000				2,068,000

Sub-total, Operations		117,903,000		23,372,000		124,000,000		265,275,000

TOTAL NEW APPROPRIATIONS	₱	144,480,000	₱	48,864,000	₱	126,534,000	₱	319,878,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	103,374

Total Permanent Positions	103,374

Other Compensation Common to All
Personnel Economic Relief Allowance	6,360
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,590
Honoraria	307
Mid-Year Bonus - Civilian	8,615
Year End Bonus	8,615
Cash Gift	1,325

DECEMBER 28, 2020	OFFICIAL GAZETTE	597
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	1,325
Step Increment	258

Total Other Compensation Common to All	28,731

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	143
Lump-sum for filling of Positions - Civilian	8,491
Anniversary Bonus - Civilian	849

Total Other Compensation for Specific Groups	9,483

Other Benefits
PAG-IBIG Contributions	318
PhilHealth Contributions	1,251
Employees Compensation Insurance Premiums	318
Loyalty Award - Civilian	135
Terminal Leave	615

Total Other Benefits	2,637

Non-Permanent Positions	255

Total Personnel Services	144,480

Maintenance and Other Operating Expenses
Travelling Expenses	1,725
Training and Scholarship Expenses	4,343
Supplies and Materials Expenses	5,565
Utility Expenses	10,155
Communication Expenses	11,434
Awards/Rewards and Prizes	170
Survey, Research, Exploration and Development Expenses	1,079
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	2,067
General Services	1,322
Repairs and Maintenance	1,901
Taxes, Insurance Premiums and Other Fees	186
Labor and Wages	4,035
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	1,332
Transportation and Delivery Expenses	742
Membership Dues and Contributions to Organizations	656
Subscription Expenses	1,416
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	48,864

Total Current Operating Expenditures	193,344

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	4,000
Buildings and Other Structures	120,000
Furniture, Fixtures and Books Outlay	2,534

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Total Capital Outlays	126,534

TOTAL NEW APPROPRIATIONS	319,878

J.5. GUIMARAS STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	171,217,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,964,000	₱	9,281,000	₱	2,034,000	₱	27,279,000
Support to Operations		1,739,000		2,581,000				4,320,000
Operations		53,332,000		17,786,000		68,500,000		139,618,000

HIGHER EDUCATION PROGRAM		53,332,000		14,564,000		68,500,000		136,396,000
RESEARCH PROGRAM				1,818,000				1,818,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,404,000				1,404,000

TOTAL NEW APPROPRIATIONS	₱	71,035,000	₱	29,648,000	₱	70,534,000	₱	171,217,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,809,000	₱	9,281,000	₱	2,034,000	₱	23,124,000
Administration of Personnel Benefits		4,155,000						4,155,000

Sub-total, General Administration and Support		15,964,000		9,281,000		2,034,000		27,279,000

Support to Operations
Auxiliary Services		1,739,000		2,581,000				4,320,000

Sub-total, Support to Operations		1,739,000		2,581,000				4,320,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	599
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		53,332,000		14,564,000		68,500,000		136,396,000

HIGHER EDUCATION PROGRAM		53,332,000		14,564,000		68,500,000		136,396,000

Provision of Higher Education Services		53,332,000		13,564,000				66,896,000
Project(s)
Locally-Funded Project(s)				1,000,000		68,500,000		69,500,000

Construction/Rehabilitation of Academic Building, Main Campus						60,500,000		60,500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Construction of Post-Harvest Facility, Baterna Annex						2,000,000		2,000,000
Construction of Food Incubation Center, Mosqueda Annex						6,000,000		6,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation				1,818,000				1,818,000

RESEARCH PROGRAM				1,818,000				1,818,000

Conduct of Research Services				1,818,000				1,818,000
Community Engagement Increased				1,404,000				1,404,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,404,000				1,404,000

Provision of Extension Services				1,404,000				1,404,000

Sub-total, Operations		53,332,000		17,786,000		68,500,000		139,618,000

TOTAL NEW APPROPRIATIONS	₱	71,035,000	₱	29,648,000	₱	70,534,000	₱	171,217,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	51,619

600	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Total Permanent Positions	51,619

Other Compensation Common to All
Personnel Economic Relief Allowance	2,520
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	630
Honoraria	500
Mid-Year Bonus - Civilian	4,302
Year End Bonus	4,302
Cash Gift	525
Productivity Enhancement Incentive	525
Step Increment	129

Total Other Compensation Common to All	13,793

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	107
Lump-sum for filling of Positions - Civilian	4,063

Total Other Compensation for Specific Groups	4,170

Other Benefits
PAG-IBIG Contributions	127
PhilHealth Contributions	551
Employees Compensation Insurance Premiums	127
Loyalty Award - Civilian	95
Terminal Leave	92

Total Other Benefits	992

Non-Permanent Positions	461

Total Personnel Services	71,035

Maintenance and Other Operating Expenses
Travelling Expenses	2,549
Training and Scholarship Expenses	3,600
Supplies and Materials Expenses	3,621
Utility Expenses	7,914
Communication Expenses	2,550
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	5,653
Repairs and Maintenance	850
Taxes, Insurance Premiums and Other Fees	25
Other Maintenance and Operating Expenses
Advertising Expenses	134
Printing and Publication Expenses	150
Representation Expenses	1,312
Membership Dues and Contributions to Organizations	290
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	29,648

DECEMBER 28, 2020	OFFICIAL GAZETTE	601
STATE UNIVERSITIES AND COLLEGES

Total Current Operating Expenditures	100,683

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	68,500
Machinery and Equipment Outlay	2,034

Total Capital Outlays	70,534

TOTAL NEW APPROPRIATIONS	171,217

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder.	₱	632,780,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	68,673,000	₱	11,761,000	₱		₱	80,434,000
Support to Operations		4,993,000		6,039,000				11,032,000
Operations		353,048,000		125,732,000		62,534,000		541,314,000

HIGHER EDUCATION PROGRAM		350,879,000		102,196,000		47,834,000		500,909,000
ADVANCED EDUCATION PROGRAM		1,395,000		2,115,000				3,510,000
RESEARCH PROGRAM		774,000		18,640,000		14,700,000		34,114,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,781,000				2,781,000

TOTAL NEW APPROPRIATIONS	₱	426,714,000	₱	143,532,000	₱	62,534,000	₱	632,780,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,700,000	₱	11,761,000	₱	₱	45,461,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits	34,973,000			34,973,000

Sub-total, General Administration and Support	68,673,000	11,761,000		80,434,000

Support to Operations
Auxiliary Services	4,993,000	6,039,000		11,032,000

Sub-total, Support to Operations	4,993,000	6,039,000		11,032,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	350,879,000	102,196,000	47,834,000	500,909,000

HIGHER EDUCATION PROGRAM	350,879,000	102,196,000	47,834,000	500,909,000

Provision of Higher Education Services	350,879,000	101,196,000		452,075,000
Project(s)
Locally-Funded Project(s)		1,000,000	47,834,000	48,834,000

Rehabilitation of Civil Technology Building, La Paz Campus			35,084,000	35,084,000
Construction of Power House and System, Barotac Nuevo Campus			7,000,000	7,000,000
Upgrading of Electrical Power Supply (Installation of Generator with Powerhouse), Miag-ao Campus			5,750,000	5,750,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and Other Equipment		500,000		500,000
Higher education research improved to promote economic productivity and innovation	2,169,000	20,755,000	14,700,000	37,624,000

ADVANCED EDUCATION PROGRAM	1,395,000	2,115,000		3,510,000

Provision of Advanced Education Services	1,395,000	2,115,000		3,510,000
RESEARCH PROGRAM	774,000	18,640,000	14,700,000	34,114,000

Conduct of Research Services	774,000	18,640,000	14,700,000	34,114,000
Community Engagement Increased		2,781,000		2,781,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,781,000		2,781,000

Provision of Extension Services		2,781,000		2,781,000

Sub-total, Operations	353,048,000	125,732,000	62,534,000	541,314,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	603
STATE UNIVERSITIES AND COLLEGES

TOTAL NEW APPROPRIATIONS	₱	426,714,000	₱	143,532,000	₱	62,534,000	₱	632,780,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	304,527

Total Permanent Positions	304,527

Other Compensation Common to All
Personnel Economic Relief Allowance	14,496
Representation Allowance	300
Transportation Allowance	300
Clothing and Uniform Allowance	3,624
Honoraria	1,865
Mid-Year Bonus - Civilian	25,378
Year End Bonus	25,378
Cash Gift	3,020
Productivity Enhancement Incentive	3,020
Step Increment	762

Total Other Compensation Common to All	78,143

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,355
Lump-sum for filling of Positions - Civilian	33,194

Total Other Compensation for Specific Groups	34,549

Other Benefits
PAG-IBIG Contributions	725
PhilHealth Contributions	3,173
Employees Compensation Insurance Premiums	725
Loyalty Award - Civilian	440
Terminal Leave	1,779

Total Other Benefits	6,842

Non-Permanent Positions	2,653

Total Personnel Services	426,714

Maintenance and Other Operating Expenses
Travelling Expenses	12,296
Training and Scholarship Expenses	2,087
Supplies and Materials Expenses	30,372

604	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Utility Expenses	57,332
Communication Expenses	2,935
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	122
Professional Services	4,245
General Services	6,908
Repairs and Maintenance	18,389
Taxes, Insurance Premiums and Other Fees	5,373
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,098
Representation Expenses	1,404
Transportation and Delivery Expenses	437
Membership Dues and Contributions to Organizations	34
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	143,532

Total Current Operating Expenditures	570,246

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	47,834
Machinery and Equipment Outlay	14,700

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	632,780

J.7. ILOILO STATE UNIVERSITY OF SCIENCE AND TECHNOLOGY

(ILOILO STATE COLLEGE OF FISHERIES)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	389,488,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,079,000	₱	8,463,000	₱		₱	78,542,000
Support to Operations		4,560,000		1,025,000				5,585,000
Operations		181,098,000		31,729,000		92,534,000		305,361,000

HIGHER EDUCATION PROGRAM		178,710,000		28,690,000		92,534,000		299,934,000
RESEARCH PROGRAM		1,868,000		1,770,000				3,638,000
TECHNICAL ADVISORY EXTENSION PROGRAM		520,000		1,269,000				1,789,000

TOTAL NEW APPROPRIATIONS	₱	255,737,000	₱	41,217,000	₱	92,534,000	₱	389,488,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	605
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,180,000	₱	8,463,000	₱		₱	27,643,000
Administration of Personnel Benefits		50,899,000						50,899,000

Sub-total, General Administration and Support		70,079,000		8,463,000				78,542,000

Support to Operations
Auxiliary Services		4,560,000		1,025,000				5,585,000

Sub-total, Support to Operations		4,560,000		1,025,000				5,585,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		178,710,000		28,690,000		92,534,000		299,934,000

HIGHER EDUCATION PROGRAM		178,710,000		28,690,000		92,534,000		299,934,000

Provision of Higher Education Services		178,710,000		27,690,000				206,400,000
Project(s)
Locally-Funded Project(s)				1,000,000		92,534,000		93,534,000

Rehabilitation of ICT and Industrial Technology Building, Barotac Nuevo Campus						20,000,000		20,000,000
Rehabilitation of Knowledge Management Hub (Library), Dingle Campus						30,000,000		30,000,000
Rehabilitation of Micro Laboratory Building, Main Tiwi Campus						12,534,000		12,534,000
Completion of Classroom Agriculture Building, San Enrique Campus						30,000,000		30,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,868,000		1,770,000				3,638,000

606	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

RESEARCH PROGRAM		1,868,000		1,770,000				3,638,000

Conduct of Research Services		1,868,000		1,770,000				3,638,000
Community Engagement Increased		520,000		1,269,000				1,789,000

TECHNICAL ADVISORY EXTENSION PROGRAM		520,000		1,269,000				1,789,000

Provision of Extension Services		520,000		1,269,000				1,789,000

Sub-total, Operations		181,098,000		31,729,000		92,534,000		305,361,000

TOTAL NEW APPROPRIATIONS	₱	255,737,000	₱	41,217,000	₱	92,534,000	₱	389,488,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	157,508

Total Permanent Positions	157,508

Other Compensation Common to All
Personnel Economic Relief Allowance	8,124
Representation Allowance	114
Transportation Allowance	114
Clothing and Uniform Allowance	2,034
Honoraria	451
Mid-Year Bonus - Civilian	13,127
Year End Bonus	13,127
Cash Gift	1,695
Productivity Enhancement Incentive	1,695
Step Increment	394

Total Other Compensation Common to All	40,875

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	734
Lump-sum for filling of Positions - Civilian	50,670

Total Other Compensation for Specific Groups	51,404

Other Benefits
PAG-IBIG Contributions	408
PhilHealth Contributions	1,660
Employees Compensation Insurance Premiums	408
Loyalty Award - Civilian	295

DECEMBER 28, 2020	OFFICIAL GAZETTE	607
STATE UNIVERSITIES AND COLLEGES

Terminal Leave	229

Total Other Benefits	3,000

Non-Permanent Positions	2,950

Total Personnel Services	255,737

Maintenance and Other Operating Expenses
Travelling Expenses	1,728
Training and Scholarship Expenses	2,595
Supplies and Materials Expenses	10,911
Utility Expenses	5,766
Communication Expenses	1,785
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	126
Professional Services	496
General Services	4,254
Repairs and Maintenance	5,537
Taxes, Insurance Premiums and Other Fees	2,382
Other Maintenance and Operating Expenses
Advertising Expenses	33
Printing and Publication Expenses	93
Representation Expenses	1,645
Transportation and Delivery Expenses	86
Membership Dues and Contributions to Organizations	638
Subscription Expenses	542
Other Maintenance and Operating Expenses	2,600

Total Maintenance and Other Operating Expenses	41,217

Total Current Operating Expenditures	296,954

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	92,534

Total Capital Outlays	92,534

TOTAL NEW APPROPRIATIONS	389,488

J.8. NORTHERN ILOILO STATE UNIVERSITY

(NORTHERN ILOILO POLYTECHNIC STATE COLLEGE)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	460,275,000

608	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	63,511,000	₱	9,041,000	₱		₱	72,552,000
Support to Operations		4,987,000		1,849,000				6,836,000
Operations		258,021,000		25,332,000		97,534,000		380,887,000

HIGHER EDUCATION PROGRAM		256,387,000		22,233,000		97,534,000		376,154,000
ADVANCED EDUCATION PROGRAM		300,000		399,000				699,000
RESEARCH PROGRAM		1,011,000		619,000				1,630,000
TECHNICAL ADVISORY EXTENSION PROGRAM		323,000		2,081,000				2,404,000

TOTAL NEW APPROPRIATIONS	₱	326,519,000	₱	36,222,000	₱	97,534,000	₱	460,275,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,527,000	₱	9,041,000	₱		₱	30,568,000
Administration of Personnel Benefits		41,984,000						41,984,000

Sub-total, General Administration and Support		63,511,000		9,041,000				72,552,000

Support to Operations
Auxiliary Services		4,987,000		1,849,000				6,836,000

Sub-total, Support to Operations		4,987,000		1,849,000				6,836,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		256,387,000		22,233,000		97,534,000		376,154,000

HIGHER EDUCATION PROGRAM		256,387,000		22,233,000		97,534,000		376,154,000

Provision of Higher Education Services		256,387,000		21,233,000				277,620,000
Project(s)
Locally-Funded Project(s)				1,000,000		97,534,000		98,534,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	609
STATE UNIVERSITIES AND COLLEGES

Rehabilitation of Education Building, Barotac Viejo Campus						10,000,000		10,000,000
Completion of Teacher Education Building, Lemery Campus						20,000,000		20,000,000
Completion of 2-Storey Dormitory Building, Sara Campus						15,000,000		15,000,000
Rehabilitation of the Home Economics Building, Estancia Campus						10,000,000		10,000,000
Rehabilitation and Improvement of 2-Storey HRM/BSTM Laboratory Building, Sara Campus						10,000,000		10,000,000
Rehabilitation of the Automotive Technology Building, Estancia Campus						5,000,000		5,000,000
Construction of 2-Storey Academic Building, Ajuy Campus						12,534,000		12,534,000
Construction of 2-Storey Teacher Education Building, Concepcion Campus						15,000,000		15,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		1,311,000		1,018,000				2,329,000

ADVANCED EDUCATION PROGRAM		300,000		399,000				699,000

Provision of Advanced Education Services		300,000		399,000				699,000
RESEARCH PROGRAM		1,011,000		619,000				1,630,000

Conduct of Research Services		1,011,000		619,000				1,630,000
Community Engagement Increased		323,000		2,081,000				2,404,000

TECHNICAL ADVISORY EXTENSION PROGRAM		323,000		2,081,000				2,404,000

Provision of Extension Services		323,000		2,081,000				2,404,000

Sub-total, Operations		258,021,000		25,332,000		97,534,000		380,887,000

TOTAL NEW APPROPRIATIONS	₱	326,519,000	₱	36,222,000	₱	97,534,000	₱	460,275,000

610	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	220,091

Total Permanent Positions	220,091

Other Compensation Common to All
Personnel Economic Relief Allowance	11,592
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	2,898
Honoraria	502
Mid-Year Bonus - Civilian	18,341
Year End Bonus	18,341
Cash Gift	2,415
Productivity Enhancement Incentive	2,415
Step Increment	550

Total Other Compensation Common to All	57,270

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	884
Night Shift Differential Pay	733
Lump-sum for filling of Positions - Civilian	38,109

Total Other Compensation for Specific Groups	39,726

Other Benefits
PAG-IBIG Contributions	579
PhilHealth Contributions	2,476
Employees Compensation Insurance Premiums	579
Loyalty Award - Civilian	590
Terminal Leave	3,875

Total Other Benefits	8,099

Non-Permanent Positions	1,333

TOTAL PERSONNEL SERVICES	326,519

Maintenance and Other Operating Expenses
Travelling Expenses	4,383
Training and Scholarship Expenses	1,748
Supplies and Materials Expenses	8,233
Utility Expenses	8,183
Communication Expenses	1,677
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,134
General Services	2,140
Repairs and Maintenance	3,814
Taxes, Insurance Premiums and Other Fees	504
Labor and Wages	150
Other Maintenance and Operating Expenses
Printing and Publication Expenses	263
Representation Expenses	1,775
Membership Dues and Contributions to Organizations	600

DECEMBER 28, 2020	OFFICIAL GAZETTE	611
STATE UNIVERSITIES AND COLLEGES

Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	36,222

Total Current Operating Expenditures	362,741

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	97,534

Total Capital Outlays	97,534

TOTAL NEW APPROPRIATIONS	460,275

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	284,909,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,962,000	₱	7,966,000	₱		₱	23,928,000
Support to Operations		1,925,000		63,000				1,988,000
Operations		82,500,000		21,959,000		154,534,000		258,993,000

HIGHER EDUCATION PROGRAM		81,612,000		19,807,000		149,534,000		250,953,000
ADVANCED EDUCATION PROGRAM				573,000				573,000
RESEARCH PROGRAM		888,000		1,253,000		5,000,000		7,141,000
TECHNICAL ADVISORY EXTENSION PROGRAM				326,000				326,000

TOTAL NEW APPROPRIATIONS	₱	100,387,000	₱	29,988,000	₱	154,534,000	₱	284,909,000

612	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,415,000	₱	7,966,000	₱		₱	19,381,000
Administration of Personnel Benefits		4,547,000						4,547,000

Sub-total, General Administration and Support		15,962,000		7,966,000				23,928,000

Support to Operations
Auxiliary Services		1,925,000		63,000				1,988,000

Sub-total, Support to Operations		1,925,000		63,000				1,988,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		81,612,000		19,807,000		149,534,000		250,953,000

HIGHER EDUCATION PROGRAM		81,612,000		19,807,000		149,534,000		250,953,000

Provision of Higher Education Services		81,612,000		18,807,000				100,419,000
Project(s)
Locally-Funded Project(s)				1,000,000		149,534,000		150,534,000

Construction of College of Education Academic and Laboratory Building Phase 2, Sagay Campus						92,000,000		92,000,000
Construction of College Dormitory, Escalante Campus						27,534,000		27,534,000
Construction of College Dormitory, Sagay Campus						30,000,000		30,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		888,000		1,826,000		5,000,000		7,714,000

ADVANCED EDUCATION PROGRAM				573,000				573,000

Provision of Advanced Education Services				573,000				573,000
RESEARCH PROGRAM		888,000		1,253,000		5,000,000		7,141,000

Conduct of Research Services		888,000		1,253,000		5,000,000		7,141,000
Community engagement increased				326,000				326,000

TECHNICAL ADVISORY EXTENSION PROGRAM				326,000				326,000

Provision of Extension Services				326,000				326,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	613
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		82,500,000		21,959,000		154,534,000		258,993,000

TOTAL NEW APPROPRIATIONS	₱	100,387,000	₱	29,988,000	₱	154,534,000	₱	284,909,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	73,614

Total Permanent Positions	73,614

Other Compensation Common to All
Personnel Economic Relief Allowance	3,936
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	984
Honoraria	838
Mid-Year Bonus - Civilian	6,134
Year End Bonus	6,134
Cash Gift	820
Productivity Enhancement Incentive	820
Step Increment	184

Total Other Compensation Common to All	20,186

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	121
Night Shift Differential Pay	17
Lump-sum for filling of Positions - Civilian	2,172

Total Other Compensation for Specific Groups	2,310

Other Benefits
PAG-IBIG Contributions	197
PhilHealth Contributions	790
Employees Compensation Insurance Premiums	197
Loyalty Award - Civilian	25
Terminal Leave	2,375

Total Other Benefits	3,584

Non-Permanent Positions	693

Total Personnel Services	100,387

Maintenance and Other Operating Expenses
Travelling Expenses	5,140
Training and Scholarship Expenses	1,280

614	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Supplies and Materials Expenses	1,601
Utility Expenses	8,177
Communication Expenses	1,834
Awards/Rewards and Prizes	440
Survey, Research, Exploration and Development Expenses	461
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	233
General Services	3,517
Repairs and Maintenance	6,267
Taxes, Insurance Premiums and Other Fees	130
Other Maintenance and Operating Expenses
Advertising Expenses	130
Printing and Publication Expenses	60
Representation Expenses	50
Transportation and Delivery Expenses	30
Membership Dues and Contributions to Organizations	20
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	29,988

Total Current Operating Expenses	130,375

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	149,534
Machinery and Equipment Outlay	5,000

Total Capital Outlays	154,534

TOTAL NEW APPROPRIATIONS	284,909

J.10. UNIVERSITY OF ANTIQUE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	350,725,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	38,414,000	₱	8,839,000	₱	12,534,000	₱	59,787,000
Support to Operations		3,573,000		1,900,000		50,000,000		55,473,000
Operations		198,480,000		36,985,000				235,465,000

HIGHER EDUCATION PROGRAM		197,731,000		33,410,000				231,141,000
ADVANCED EDUCATION PROGRAM				361,000				361,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	615
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM		749,000		2,644,000				3,393,000
TECHNICAL ADVISORY EXTENSION PROGRAM				570,000				570,000

TOTAL NEW APPROPRIATIONS	₱	240,467,000	₱	47,724,000	₱	62,534,000	₱	350,725,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,749,000	₱	8,839,000	₱		₱	30,588,000
Administration of Personnel Benefits		16,665,000						16,665,000
Project(s)
Locally-Funded Project(s)						12,534,000		12,534,000

Electrical Wiring and Power System, Hamtic Campus						12,534,000		12,534,000

Sub-total, General Administration and Support		38,414,000		8,839,000		12,534,000		59,787,000

Support to Operations
Auxiliary Services		3,573,000		1,900,000				5,473,000
Project(s)
Locally-Funded Project(s)						50,000,000		50,000,000

Construction of Male Dormitory, Main Campus						25,000,000		25,000,000
Construction of Women’s Dormitory and Students’ Center, Tario Lim Campus						25,000,000		25,000,000

Sub-total, Support to Operations		3,573,000		1,900,000		50,000,000		55,473,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		197,731,000		33,410,000				231,141,000

HIGHER EDUCATION PROGRAM		197,731,000		33,410,000				231,141,000

Provision of Higher Education Services		197,731,000		32,410,000				230,141,000
Project(s)

616	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Locally-Funded Project(s)				1,000,000				1,000,000

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		749,000		3,005,000				3,754,000

ADVANCED EDUCATION PROGRAM				361,000				361,000

Provision of Advanced Education Services				361,000				361,000
RESEARCH PROGRAM		749,000		2,644,000				3,393,000

Conduct of Research Services		749,000		2,644,000				3,393,000
Community engagement increased				570,000				570,000

TECHNICAL ADVISORY EXTENSION PROGRAM				570,000				570,000

Provision of Extension Services				570,000				570,000

Sub-total, Operations		198,480,000		36,985,000				235,465,000

TOTAL NEW APPROPRIATIONS	₱	240,467,000	₱	47,724,000	₱	62,534,000	₱	350,725,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	170,497

Total Permanent Positions	170,497

Other Compensation common to All
Personnel Economic Relief Allowance	10,320
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,580
Honoraria	285
Mid-Year Bonus - Civilian	14,208
Year End Bonus	14,208
Cash Gift	2,150
Productivity Enhancement Incentive	2,150
Step Increment	425

Total Other Compensation Common to All	46,806

Other Compensation for Specific Groups

DECEMBER 28, 2020	OFFICIAL GAZETTE	617
STATE UNIVERSITIES AND COLLEGES

Magna Carta for Public Health Workers	807
Lump-sum for filling of Positions - Civilian	16,425

Total Other Compensation for Specific Groups	17,232

Other Benefits
PAG-IBIG Contributions	516
PhilHealth Contributions	1,995
Employees Compensation Insurance Premiums	516
Loyalty Award - Civilian	135
Terminal Leave	240

Total Other Benefits	3,402

Non-Permanent Positions	2,530

Total Personnel Services	240,467

Maintenance and Other Operating Expenses
Travelling Expenses	2,271
Training and Scholarship Expenses	1,354
Supplies and Materials Expenses	6,028
Utility Expenses	18,471
Communication Expenses	2,502
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
Professional Services	2,115
General Services	5,235
Repairs and Maintenance	7,145
Taxes, Insurance Premiums and Other Fees	449
Labor and Wages	187
Other Maintenance and Operating Expenses
Printing and Publication Expenses	296
Representation Expenses	444
Transportation and Delivery Expenses	443
Subscription Expenses	152
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	47,724

Total Current Operating Expenditures	288,191

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	12,534
Buildings and Other Structures	50,000

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	350,725

J.11. WEST VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, operations, including locally-funded project(s), and the operations of the West Visayas State University Medical Center, as indicated hereunder	₱	1,601,378,000

618	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	129,464,000	₱	20,044,000	₱		₱	149,508,000
Support to Operations		9,590,000		1,418,000				11,008,000
Operations		1,001,574,000		277,254,000		162,034,000		1,440,862,000

HIGHER EDUCATION PROGRAM		526,062,000		122,325,000		152,034,000		800,421,000
ADVANCED EDUCATION PROGRAM		500,000		4,203,000				4,703,000
RESEARCH PROGRAM		2,360,000		22,190,000				24,550,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,399,000		13,189,000				14,588,000
HOSPITAL SERVICES PROGRAM		471,253,000		115,347,000		10,000,000		596,600,000

TOTAL NEW APPROPRIATIONS	₱	1,140,628,000	₱	298,716,000	₱	162,034,000	₱	1,601,378,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	41,104,000	₱	20,044,000	₱		₱	61,148,000
Administration of Personnel Benefits		88,360,000						88,360,000

Sub-total, General Administration and Support		129,464,000		20,044,000				149,508,000

Support to Operations
Auxiliary Services		9,590,000		1,418,000				11,008,000

Sub-total, Support to Operations		9,590,000		1,418,000				11,008,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		526,062,000		122,325,000		152,034,000		800,421,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	619
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		526,062,000		122,325,000		152,034,000		800,421,000

Provision of Higher Education Services		515,501,000		111,777,000				627,278,000
Project(s)
Locally-Funded Project(s)		10,561,000		10,548,000		152,034,000		173,143,000

Rehabilitation of the Education Building, Pototan Campus						6,500,000		6,500,000
Rehabilitation of the Economic Support Fund (ESF) Building, Pototan Campus						7,000,000		7,000,000
Construction of a Building for the Doctor of Dental Medicine Program, Main Campus						52,534,000		52,534,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Funding for the Increase in Carrying Capacity of the College of Medicine		10,561,000		9,548,000		46,000,000		66,109,000
Construction of Clinical Skills Laboratory MVSU College of Medicine						40,000,000		40,000,000
Higher Education Research Improved to Promote Economic Productivity and Innovation		2,860,000		26,393,000				29,253,000

ADVANCED EDUCATION PROGRAM		500,000		4,203,000				4,703,000

Provision of Advanced Education Services		500,000		4,203,000				4,703,000
RESEARCH PROGRAM		2,360,000		22,190,000				24,550,000

Conduct of Research Services		2,360,000		22,190,000				24,550,000
Community Engagement Increased		1,399,000		13,189,000				14,588,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,399,000		13,189,000				14,588,000

Provision of Extension Services		1,399,000		13,189,000				14,588,000
Quality Medical Education and Hospital Services Ensured		471,253,000		115,347,000		10,000,000		596,600,000

HOSPITAL SERVICES PROGRAM		471,253,000		115,347,000		10,000,000		596,600,000

Provision of Medical Services		471,253,000		115,347,000		10,000,000		596,600,000

Sub-total, Operations		1,001,574,000		277,254,000		162,034,000		1,440,862,000

TOTAL NEW APPROPRIATIONS	₱	1,140,628,000	₱	298,716,000	₱	162,034,000	₱	1,601,378,000

620	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	751,937

Total Permanent Positions	751,937

Other Compensation Common to All
Personnel Economic Relief Allowance	36,792
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	9,234
Honoraria	4,050
Mid-Year Bonus - Civilian	62,661
Year End Bonus	62,661
Cash Gift	7,695
Productivity Enhancement Incentive	7,695
Step Increment	1,881

Total Other Compensation Common to All	193,713

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	72,779
Hight Shift Differential Pay	7,454
Lump-sum for filling of Positions - Civilian	80,879
Lump-sum for Personnel Services	10,561

Total Other Compensation for Specific Groups	171,673

Other Benefits
PAG-IBIG Contributions	1,846
PhilHealth Contributions	7,764
Employees Compensation Insurance Premiums	1,846
Loyalty Award - Civilian	1,330
Terminal Leave	7,481

Total Other Benefits	20,267

Non-Permanent Positions	3,038

Total Personnel Services	1,140,628

Maintenance and Other Operating Expenses
Travelling Expenses	23,233
Training and Scholarship Expenses	11,292
Supplies and Materials Expenses	139,979
Utility Expenses	55,080
Communication Expenses	5,530
Awards/Rewards and Prizes	2,440

DECEMBER 28, 2020	OFFICIAL GAZETTE	621
STATE UNIVERSITIES AND COLLEGES

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	6,203
General Services	23,582
Repairs and Maintenance	7,661
Taxes, Insurance Premiums and Other Fees	2,464
Other Maintenance and Operating Expenses
Printing and Publication Expenses	2,867
Representation Expenses	2,409
Transportation and Delivery Expenses	331
Rent/Lease Expenses	20
Membership Dues And Contributions to Organizations	400
Subscription Expenses	4,997
Other Maintenance and Operating Expenses	10,048

Total Maintenance and Other Operating Expenses	298,716

Total Current Operating Expenditures	1,439,344

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	152,034
Machinery and Equipment Outlay	10,000

Total Capital Outlays	162,034

TOTAL NEW APPROPRIATIONS	1,601,378

622	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

K. REGION VII - CENTRAL VISAYAS

K.I. BOHOL ISLAND STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	730,319,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	102,777,000	₱	32,701,000	₱	78,383,000	₱	213,861,000
Support to Operations		3,581,000		5,086,000				8,667,000
Operations		230,105,000		40,686,000		237,000,000		507,791,000

HIGHER EDUCATION PROGRAM		229,605,000		36,992,000		237,000,000		503,597,000
ADVANCED EDUCATION PROGRAM		500,000		773,000				1,273,000
RESEARCH PROGRAM				1,752,000				1,752,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,169,000				1,169,000
TOTAL NEW APPROPRIATIONS	₱	336,463,000	₱	78,473,000	₱	315,383,000	₱	730,319,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,749,000	₱	32,701,000	₱	₱	72,450,000
Administration of Personnel Benefits		63,028,000					63,028,000
Project(s)
Locally-Funded Project(s)					78,383,000		78,383,000

Completion of Female Dormitory Building, Bilar Campus					19,300,000		19,300,000
Improvement of Gates & Perimeter Fence and Lights, Balilihan Campus					13,083,000		13,083,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	623
STATE UNIVERSITIES AND COLLEGES

Renovation of Seawall, Clarin Campus			30,000,000	30,000,000
Acquisition of 6.5 Hectare Lot for the Expansion, Balilihan Campus			16,000,000	16,000,000

Sub-total, General Administration and Support	102,777,000	32,701,000	78,383,000	213,861,000

Support to Operations
Auxiliary Services	3,581,000	5,086,000		8,667,000

Sub-total, Support to Operations	3,581,000	5,086,000		8,667,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	229,605,000	36,992,000	237,000,000	503,597,000

HIGHER EDUCATION PROGRAM	229,605,000	36,992,000	237,000,000	503,597,000

Provision of Higher Education Services	229,605,000	30,992,000		260,597,000
Project(s)
Locally-Funded Project(s)		6,000,000	237,000,000	243,000,000

Completion of 5-Storey Main Technology Building (Bingag Extension)			55,000,000	55,000,000
Completion of 5-Storey Main Technology Building (Phase 3) in Bingag, Davis, Bohol an Extension of the Main Campus			51,000,000	51,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Construction of Four-Storey Faculty, Employee and Student Dormitory			86,000,000	86,000,000
Establishment of BISU College of Medicine		5,000,000	45,000,000	50,000,000
Higher education research improved to promote economic productivity and innovation	500,000	2,525,000		3,025,000

ADVANCED EDUCATION PROGRAM	500,000	773,000		1,273,000

Provision of Advanced Education Services	500,000	773,000		1,273,000
RESEARCH PROGRAM		1,752,000		1,752,000

Conduct of Research Services		1,752,000		1,752,000
Community engagement increased		1,169,000		1,169,000

624	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

TECHNICAL ADVISORY EXTENSION PROGRAM				1,169,000				1,169,000

Provision of Extension Services				1,169,000				1,169,000

Sub-total, Operations		230,105,000		40,686,000		237,000,000		507,791,000

TOTAL NEW APPROPRIATIONS	₱	336,463,000	₱	78,473,000	₱	315,383,000	₱	730,319,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	207,681

Total Permanent Positions	207,681

Other Compensation Common to All
Personnel Economic Relief Allowance	12,576
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	3,144
Honoraria	1,954
Mid-Year Bonus - Civilian	17,307
Year End Bonus	17,307
Cash Gift	2,620
Productivity Enhancement Incentive	2,620
Step Increment	519

Total Other Compensation Common to All	58,407

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	359
Lump-sum for filling of Positions - Civilian	62,785

Total Other Compensation for Specific Groups	63,144

Other Benefits
PAG-IBIG Contributions	629
PhilHealth Contributions	2,481
Employees Compensation Insurance Premiums	629
Loyalty Award - Civilian	175
Terminal Leave	243

Total Other Benefits	4,157

Non-Permanent Positions	3,074

Total Personnel Services	336,463

DECEMBER 28, 2020	OFFICIAL GAZETTE	625
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	4,633
Training and Scholarship Expenses	4,400
Supplies and Materials Expenses	11,347
Utility Expenses	28,344
Communication Expenses	9,082
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	4,527
General Services	6,081
Repairs and Maintenance	3,856
Taxes, Insurance Premiums and Other Fees	550
Other Maintenance and Operating Expenses
Advertising Expenses	378
Printing and Publication Expenses	853
Representation Expenses	762
Transportation and Delivery Expenses	755
Membership Dues and Contributions to Organizations	225
Subscription Expenses	1,500
Other Maintenance and Operating Expenses	1,000

Total Maintenance and Other Operating Expenses	78,473

Total Current Operating Expenditures	414,936

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	16,000
Land Improvements Outlay	43,083
Buildings and Other Structures	241,300
Machinery and Equipment Outlay	15,000

Total Capital Outlays	315,383

TOTAL NEW APPROPRIATIONS	730,319

K.2. CEBU NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder							₱	709,816,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	76,476,000	₱	43,626,000	₱		₱	120,102,000
Support to Operations		7,974,000		15,400,000		18,274,000		41,648,000

626	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations		212,769,000		102,037,000		233,260,000		548,066,000

HIGHER EDUCATION PROGRAM		187,038,000		65,217,000		233,260,000		485,515,000
ADVANCED EDUCATION PROGRAM		23,890,000		1,770,000				25,660,000
RESEARCH PROGRAM		1,841,000		19,500,000				21,341,000
TECHNICAL ADVISORY EXTENSION PROGRAM				15,550,000				15,550,000

TOTAL NEW APPROPRIATIONS	₱	297,219,000	₱	161,063,000	₱	251,534,000	₱	709,816,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	47,590,000	₱	43,626,000	₱		₱	91,216,000
Administration of Personnel Benefits		28,886,000						28,886,000

Sub-total, General Administration and Support		76,476,000		43,626,000				120,102,000

Support to Operations
Auxiliary Services		7,974,000		15,400,000		3,274,000		26,648,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Completion of Library Modernization Project (State of the Art Library Facilities)						15,000,000		15,000,000

Sub-total, Support to Operations		7,974,000		15,400,000		18,274,000		41,648,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		187,038,000		65,217,000		233,260,000		485,515,000

HIGHER EDUCATION PROGRAM		187,038,000		65,217,000		233,260,000		485,515,000

Provision of Higher Education Services		174,480,000		38,646,000		52,260,000		265,386,000
Project(s)
Locally-Funded Project(s)		12,558,000		26,571,000		181,000,000		220,129,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	627
STATE UNIVERSITIES AND COLLEGES

CNU Balamban Campus Development Program (Concreting of Driveway with Covered Walk)		7,000,000						7,000,000
Completion of ACAS Facilities and Development Program						99,000,000		99,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Funding for the increase in carrying capacity of the College of Medicine		12,558,000		2,096,000		75,000,000		89,654,000
Electrical upgrading of the University				23,475,000				23,475,000
Higher education research improved to promote economic productivity and innovation		25,731,000		21,270,000				47,001,000

ADVANCED EDUCATION PROGRAM		23,890,000		1,770,000				25,660,000

Provision of Advanced Education Services		23,890,000		1,770,000				25,660,000
RESEARCH PROGRAM		1,841,000		19,500,000				21,341,000

Conduct of Research Services		1,841,000		19,500,000				21,341,000
Community engagement increased				15,550,000				15,550,000

TECHNICAL ADVISORY EXTENSION PROGRAM				15,550,000				15,550,000

Provision of Extension Services				15,550,000				15,550,000

Sub-total, Operations		212,769,000		102,037,000		233,260,000		548,066,000

TOTAL NEW APPROPRIATIONS	₱	297,219,000	₱	161,063,000	₱	251,534,000	₱	709,816,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	163,368

Total Permanent Positions	163,368

Other Compensation Common to All
Personnel Economic Relief Allowance	6,816
Representation Allowance	240
Transportation Allowance	240

628	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Clothing and Uniform Allowance	1,704
Honoraria	20,821
Mid-Year Bonus - Civilian	13,614
Year End Bonus	13,614
Cash Gift	1,420
Productivity Enhancement Incentive	1,420
Step Increment	408

Total Other Compensation Common to All	60,297

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	349
Lump-sum for filling of Positions - Civilian	27,872
Lump-sum for Personnel Services	12,558

Total Other Compensation for Specific Groups	40,779

Other Benefits
PAG-IBIG Contributions	340
PhilHealth Contributions	1,534
Employees Compensation Insurance Premiums	340
Loyalty Award - Civilian	145
Terminal Leave	1,014

Total Other Benefits	3,373

Non-Permanent Positions	29,402

Total Personnel Services	297,219

Maintenance and Other Operating Expenses
Travelling Expenses	5,556
Training and Scholarship Expenses	20,389
Supplies and Materials Expenses	22,411
Utility Expenses	12,450
Communication Expenses	9,645
Awards/Rewards and Prizes	559
Survey, Research, Exploration and Development Expenses	25,500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	132
General Services	13,321
Repairs and Maintenance	6,802
Taxes, Insurance Premiums and Other Fees	570
Labor and Wages	192
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	2,000
Representation Expenses	422
Transportation and Delivery Expenses	422
Membership Dues and Contributions to Organizations	121
Subscription Expenses	12,000
Other Maintenance and Operating Expenses	28,471

Total Maintenance and Other Operating Expenses	161,063

Total Current Operating Expenditures	458,282

DECEMBER 28, 2020	OFFICIAL GAZETTE	629
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	196,000
Machinery and Equipment Outlay	52,260
Furniture, Fixtures and Books Outlay	3,274

Total Capital Outlays	251,534

TOTAL NEW APPROPRIATIONS	709,816

K.3. CEBU TECHNOLOGICAL UNIVERSITY

For general administration and support, support to operations, and operations including locally-funded project(s), as indicated hereunder	₱	1,410,469,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	171,876,000	₱	94,697,000	₱	58,000,000	₱	324,573,000
Support to Operations		20,251,000		28,132,000				48,383,000
Operations		549,832,000		118,247,000		369,434,000		1,037,513,000

HIGHER EDUCATION PROGRAM		530,383,000		62,755,000		288,000,000		881,138,000
ADVANCED EDUCATION PROGRAM		17,437,000		11,421,000				28,858,000
RESEARCH PROGRAM		856,000		26,673,000		53,434,000		80,963,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,156,000		17,398,000		28,000,000		46,554,000

TOTAL NEW APPROPRIATIONS	₱	741,959,000	₱	241,076,000	₱	427,434,000	₱	1,410,469,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,091,000	₱	94,697,000	₱	₱	170,788,000

630	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits	95,785,000			95,785,000
Projects
Locally-Funded Projects			58,000,000	58,000,000

Completion of Gymnasium, Daanbantayan Campus			20,000,000	20,000,000
Completion of Administration Building, CTU-Main Campus			38,000,000	38,000,000

Sub-total, General Administration and Support	171,876,000	94,697,000	58,000,000	324,573,000

Support to Operations
Auxiliary Services	20,251,000	28,132,000		48,383,000

Sub-total, Support to Operations	20,251,000	28,132,000		48,383,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	530,383,000	62,755,000	288,000,000	881,138,000

HIGHER EDUCATION PROGRAM	530,383,000	62,755,000	288,000,000	881,138,000

Provision of Higher Education Services	530,383,000	61,755,000		592,138,000
Project(s)
Locally-Funded Project(s)		1,000,000	288,000,000	289,000,000

Completion of 4-Storey Engineering and HM Building, CTU, Danao Campus			44,000,000	44,000,000
Completion of Technology and Livelihood Laboratory Building, Barili Campus			38,000,000	38,000,000
Completion of 4-Storey Technology Building, Tuburan Campus			38,000,000	38,000,000
Completion of 4-Storey Forestry and Technology Building, Argao Campus			39,000,000	39,000,000
Completion of 4-Storey Engineering and HM Building, Moalboal Campus			38,000,000	38,000,000
Completion of 4-Storey 20 Classroom Academic Building, Dumanjug Campus			34,000,000	34,000,000
Construction of 3-Storey, 15 Classroom Academic Building, San Remegio Extension			32,000,000	32,000,000
Construction of MPB (classroom building), Barangay Damolog, Sogod, Cebu			10,000,000	10,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	631
STATE UNIVERSITIES AND COLLEGES

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Construction of Three-Storey Academic Building, CTU-Pinamungahan Extension Campus						15,000,000		15,000,000
Higher education research improved to promote economic productivity and innovation		18,293,000		38,094,000		53,434,000		109,821,000

ADVANCED EDUCATION PROGRAM		17,437,000		11,421,000				28,858,000

Provision of Advanced Education Services		17,437,000		11,421,000				28,858,000
RESEARCH PROGRAM		856,000		26,673,000		53,434,000		80,963,000

Conduct of Research Services		856,000		26,673,000		21,434,000		48,963,000
Project(s)
Locally-Funded Project(s)						32,000,000		32,000,000

Completion of 3-Storey Research and Technology Building, San Francisco Campus						32,000,000		32,000,000
Community engagement increased		1,156,000		17,398,000		28,000,000		46,554,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,156,000		17,398,000		28,000,000		46,554,000

Provision of Extension Services		1,156,000		17,398,000				18,554,000
Project(s)
Locally-Funded Project(s)						28,000,000		28,000,000

Garments Technology Building, San Francisco Campus						28,000,000		28,000,000

Sub-total, Operations		549,832,000		118,247,000		369,434,000		1,037,513,000

TOTAL NEW APPROPRIATIONS	₱	741,959,000	₱	241,076,000	₱	427,434,000	₱	1,410,469,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	497,158

Total Permanent Positions	497,158

632	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	24,792
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	6,198
Honoraria	12,238
Mid-Year Bonus - Civilian	41,429
Year End Bonus	41,429
Cash Gift	5,165
Productivity Enhancement Incentive	5,165
Step Increment	1,244

Total Other Compensation Common to All	138,380

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,388
Lump-sum for filling of Positions - Civilian	88,919

Total Other Compensation for Specific Groups	90,307

Other Benefits
PAG-IBIG Contributions	1,240
PhilHealth Contributions	5,268
Employees Compensation Insurance Premiums	1,240
Terminal Leave	6,866

Total Other Benefits	14,614

Non-Permanent Positions	1,500

Total Personnel Services	741,959

Maintenance and Other Operating Expenses
Travelling Expenses	48,594
Training and Scholarship Expenses	9,511
Supplies and Materials Expenses	37,283
Utility Expenses	29,387
Communication Expenses	12,115
Awards/Rewards and Prizes	1,300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	200
Professional Services	13,142
General Services	17,500
Repairs and Maintenance	55,000
Taxes, Insurance Premiums and Other Fees	3,500
Labor and Wages	2,000
Other Maintenance and Operating Expenses
Advertising Expenses	500
Printing and Publication Expenses	1,500
Representation Expenses	6,000
Transportation and Delivery Expenses	1,344
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	1,200
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	241,076

Total Current Operating Expenditures	983,035

DECEMBER 28, 2020	OFFICIAL GAZETTE	633
STATE UNIVERSITIES AND COLLEGES

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	406,000
Other Property Plant and Equipment Outlay	21,434

Total Capital Outlays	427,434

TOTAL NEW APPROPRIATIONS	1,410,469

K.4. NEGROS ORIENTAL STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	918,536,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	212,900,000	₱	24,387,000	₱	20,000,000	₱	257,287,000
Support to Operations		3,302,000		6,041,000				9,343,000
Operations		248,869,000		65,999,000		337,038,000		651,906,000

HIGHER EDUCATION PROGRAM		244,223,000		57,985,000		337,038,000		639,246,000
ADVANCED EDUCATION PROGRAM		1,958,000		1,044,000				3,002,000
RESEARCH PROGRAM		2,688,000		5,042,000				7,730,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,928,000				1,928,000

TOTAL NEW APPROPRIATIONS	₱	465,071,000	₱	96,427,000	₱	357,038,000	₱	918,536,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	116,386,000	₱	24,387,000	₱	₱	140,773,000

634	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits	96,514,000			96,514,000
Project(s)
Locally-Funded Project(s)			20,000,000	20,000,000

Expansion of Administration Building for Siaton Campus (One-Stop-Shop) - Phase 2			20,000,000	20,000,000

Sub-total, General Administration and Support	212,900,000	24,387,000	20,000,000	257,287,000

Support to Operations
Auxiliary Services	3,302,000	6,041,000		9,343,000

Sub-total, Support to Operations	3,302,000	6,041,000		9,343,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	244,223,000	57,985,000	337,038,000	639,246,000

HIGHER EDUCATION PROGRAM	244,223,000	57,985,000	337,038,000	639,246,000

Provision of Higher Education Services	244,223,000	56,985,000	17,538,000	318,746,000
Project(s)
Locally-Funded Project(s)		1,000,000	319,500,000	320,500,000

Construction of NORSU & Bayawan City Sports Complex (Joint venture with Bayawan City LGU) Phase 2			50,000,000	50,000,000
Construction of a Two-Storey Six Classroom Academic Building for Guihulngan Campus			20,000,000	20,000,000
Completion of Dormitory and Cafeteria of Farm Technology Training Center for Pamplona Campus			4,500,000	4,500,000
Completion of an Engineering Three-Storey Building, Main Campus (Bajumpandan)			10,000,000	10,000,000
Completion of Science and Technology Center, Bais Campus			10,000,000	10,000,000
Completion of Science and Technology Center, Mabinay Campus			10,000,000	10,000,000
Construction of Dormitory, Pamplona Campus			15,000,000	15,000,000
Expansion of 60 Classrooms/Academic Building, Main Campus (Bajumpandan)			70,000,000	70,000,000
Improvement/Renovation of CBA Building, Bais Campus			30,000,000	30,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	635
STATE UNIVERSITIES AND COLLEGES

Completion of Dormitory, Bayawan Campus						45,000,000		45,000,000
Completion of Gymnasium, Bayawan Campus						25,000,000		25,000,000
Expansion of Criminology Gun Range Building, Main Campus (Bajumpandan)						30,000,000		30,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		4,646,000		6,086,000				10,732,000

ADVANCED EDUCATION PROGRAM		1,958,000		1,044,000				3,002,000

Provision of Advanced Education Services		1,958,000		1,044,000				3,002,000
RESEARCH PROGRAM		2,688,000		5,042,000				7,730,000

Conduct of Research Services		2,688,000		5,042,000				7,730,000
Community engagement increased				1,928,000				1,928,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,928,000				1,928,000

Provision of Extension Services				1,928,000				1,928,000

Sub-total, Operations		248,869,000		65,999,000		337,038,000		651,906,000

TOTAL NEW APPROPRIATIONS	₱	465,071,000	₱	96,427,000	₱	357,038,000	₱	918,536,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	187,976

Total Permanent Positions	187,976

Other Compensation Common to All
Personnel Economic Relief Allowance	9,744
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,436
Honoraria	32,023
Mid-Year Bonus - Civilian	15,665
Year End Bonus	15,665

636	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cash Gift	2,030
Productivity Enhancement Incentive	2,030
Step Increment	470

Total Other Compensation Common to All	80,423

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	73
Lump-sum for filling of Positions - Civilian	96,360

Total Other Compensation for Specific Groups	96,433

Other Benefits
PAG-IBIG Contributions	487
PhilHealth Contributions	2,099
Employees Compensation Insurance Premiums	487
Loyalty Award - Civilian	300
Terminal Leave	154

Total Other Benefits	3,527

Non-Permanent Positions	96,712

Total Personnel Services	465,071

Maintenance and Other Operating Expenses
Travelling Expenses	13,553
Training and Scholarship Expenses	8,091
Supplies and Materials Expenses	17,721
Utility Expenses	24,322
Communication Expenses	1,806
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,784
General Services	19,920
Repairs and Maintenance	1,505
Taxes, Insurance Premiums and Other Fees	1,491
Labor and Wages	300
Other Maintenance and Operating Expenses
Printing and Publication Expenses	530
Representation Expenses	1,604
Transportation and Delivery Expenses	1,026
Membership Dues and Contributions to Organizations	124
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	96,427

Total Current Operating Expenditures	561,498

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	339,500
Machinery and Equipment Outlay	17,538

Total Capital Outlays	357,038

TOTAL NEW APPROPRIATIONS	918,536

DECEMBER 28, 2020	OFFICIAL GAZETTE	637
STATE UNIVERSITIES AND COLLEGES

K.5. SIQUIJOR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱167,256,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,361,000	₱	7,489,000	₱	15,000,000	₱	43,850,000
Operations		54,960,000		8,446,000		60,000,000		123,406,000

HIGHER EDUCATION PROGRAM		47,775,000		7,007,000		60,000,000		114,782,000
RESEARCH PROGRAM		7,185,000		1,439,000				8,624,000

TOTAL NEW APPROPRIATIONS	₱	76,321,000	₱	15,935,000	₱	75,000,000	₱	167,256,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAM
General Administration and Support
General Management and Supervision	₱	14,259,000	₱	7,489,000	₱		₱	21,748,000
Administration of Personnel Benefits		7,102,000						7,102,000
Project(s)
Locally-Funded Project(s)						15,000,000		15,000,000

Rehabilitation/Reconstruction of the 2-Storey Girls’/Women’s Dormitory						10,000,000		10,000,000
Completion of the Student Center						5,000,000		5,000,000

Sub-total, General Administration and Support		21,361,000		7,489,000		15,000,000		43,850,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		47,775,000		7,007,000		60,000,000		114,782,000

638	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		47,775,000		7,007,000		60,000,000		114,782,000

Provision of Higher Education Services		47,775,000		6,007,000		5,000,000		58,782,000
Project(s)
Locally-Funded Project(s)				1,000,000		55,000,000		56,000,000

Completion of the Hospitality Management Building with equipment and facilities						10,000,000		10,000,000
Construction of 2-Storey Engine/Deck Simulator Building with facilities						5,000,000		5,000,000
Improvement of Athletic Oval						6,000,000		6,000,000
Upgrading of the Audio Visual Center						10,000,000		10,000,000
Rehabilitation/Improvement of Perimeter Fence and Gates						4,000,000		4,000,000
Refurbishment/Upgrading of Multi-Purpose Sports and Cultural Center						20,000,000		20,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		7,185,000		1,439,000				8,624,000

RESEARCH PROGRAM		7,185,000		1,439,000				8,624,000

Conduct of Research Services		7,185,000		1,439,000				8,624,000

Sub-total, Operations		54,960,000		8,446,000		60,000,000		123,406,000

TOTAL NEW APPROPRIATIONS	₱	76,321,000	₱	15,935,000	₱	75,000,000	₱	167,256,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	52,706

Total Permanent Positions	52,706

Other Compensation Common to All

DECEMBER 28, 2020	OFFICIAL GAZETTE	639
STATE UNIVERSITIES AND COLLEGES

Personnel Economic Relief Allowance	2,328
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	582
Honoraria	277
Mid-Year Bonus - Civilian	4,392
Year End Bonus	4,392
Cash Gift	485
Productivity Enhancement Incentive	485
Step Increment	132

Total Other Compensation Common to All	13,409

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	7,102

Total Other Compensation for Specific Groups	7,115

Other Benefits
PAG-IBIG Contributions	116
PhilHealth Contributions	509
Employees Compensation Insurance Premiums	116
Loyalty Award - Civilian	60

Total Other Benefits	801

Non-Permanent Positions	2,290

Total Personnel Services	76,321

Maintenance and Other Operating Expenses
Travelling Expenses	1,384
Training and Scholarship Expenses	2,745
Supplies and Materials Expenses	1,942
Utility Expenses	3,947
Communication Expenses	1,639
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	135
Professional Services	338
General Services	100
Repairs and Maintenance	634
Financial Assistance/Subsidy	40
Taxes, Insurance Premiums and Other Fees	738
Labor and Wages	642
Other Maintenance and Operating Expenses
Representation Expenses	517
Transportation and Delivery Expenses	407
Membership Dues and Contributions to Organizations	120
Subscription Expenses	107
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	15,935

Total Current Operating Expenditures	92,256

640	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	10,000
Buildings and Other Structures	60,000
Machinery and Equipment Outlay	5,000

Total Capital Outlays	75,000

TOTAL NEW APPROPRIATIONS	167,256

DECEMBER 28, 2020	OFFICIAL GAZETTE	641
STATE UNIVERSITIES AND COLLEGES

L. REGION VIII - EASTERN VISAYAS

L.1 BILIRAN PROVINCE STATE UNIVERSITY

(NAVAL STATE UNIVERSITY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	426,749,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,322,000	₱	9,472,000	₱	28,000,000	₱	77,794,000
Support to Operations				1,765,000				1,765,000
Operations		139,723,000		54,133,000		153,334,000		347,190,000

HIGHER EDUCATION PROGRAM		139,723,000		52,039,000		153,334,000		345,096,000
ADVANCED EDUCATION PROGRAM				47,000				47,000
RESEARCH PROGRAM				1,665,000				1,665,000
TECHNICAL ADVISORY EXTENSION PROGRAM				382,000				382,000

TOTAL NEW APPROPRIATIONS	₱	180,045,000	₱	65,370,000	₱	181,334,000	₱	426,749,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,025,000	₱	9,472,000	₱		₱	30,497,000
Administration of Personnel Benefits		19,297,000						19,297,000
Project(s)
Locally-Funded Project(s)						28,000,000		28,000,000

Repair of BiPSU Main Campus Drainage System						10,000,000		10,000,000
Completion/Rehabilitation of Multi-Purpose Building (Faculty and Employees’ Academic and Wellness Center)						18,000,000		18,000,000

642	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Sub-total, General Administration and Support	40,322,000	9,472,000	28,000,000	77,794,000

Support to Operations
Auxiliary Services		1,765,000		1,765,000

Sub-total, Support to Operations		1,765,000		1,765,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	139,723,000	52,039,000	153,334,000	345,096,000

HIGHER EDUCATION PROGRAM	139,723,000	52,039,000	153,334,000	345,096,000

Provision of Higher Education Services	139,723,000	51,039,000	23,016,000	213,778,000
Project(s)
Locally-Funded Project(s)		1,000,000	130,318,000	131,318,000

Completion of the Renovation and Repair of BiPSU Technology Building			50,000,000	50,000,000
Construction of Three-Storey Academic and Research Building (Biliran Campus)			35,318,000	35,318,000
Completion of BiPSU Automotive Laboratory Building			35,000,000	35,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Completion of the Construction of the Five-Storey Graduate School and Administration Building			10,000,000	10,000,000
Higher education research improved to promote economic productivity and innovation		1,712,000		1,712,000

ADVANCED EDUCATION PROGRAM		47,000		47,000

Provision of Advanced Education Services		47,000		47,000
RESEARCH PROGRAM		1,665,000		1,665,000

Conduct of Research Services		1,665,000		1,665,000
Community engagement increased		382,000		382,000

TECHNICAL ADVISORY EXTENSION PROGRAM		382,000		382,000

Provision of Extension Services		382,000		382,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	643
STATE UNIVERSITIES AND COLLEGES

Sub-total, Operations		139,723,000		54,133,000		153,334,000		347,190,000

TOTAL NEW APPROPRIATIONS	₱	180,045,000	₱	65,370,000	₱	181,334,000	₱	426,749,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	123,640

Total Permanent Positions	123,640

Other Compensation Common to All
Personnel Economic Relief Allowance	7,320
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,830
Honoraria	548
Mid-Year Bonus - Civilian	10,304
Year End Bonus	10,304
Cash Gift	1,525
Productivity Enhancement Incentive	1,525
Step Increment	309

Total Other Compensation Common to All	34,025

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	120
Lump-sum for filling of Positions - Civilian	18,221

Total Other Compensation for Specific Groups	18,341

Other Benefits
PAG-IBIG Contributions	366
PhilHealth Contributions	1,457
Employees Compensation Insurance Premiums	366
Loyalty Award - Civilian	205
Terminal Leave	1,076

Total Other Benefits	3,470

Non-Permanent Positions	569

Total Personnel Services	180,045

Maintenance and Other Operating Expenses
Travelling Expenses	4,666
Training and Scholarship Expenses	1,214
Supplies and Materials Expenses	23,000

644	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Utility Expenses	9,266
Communication Expenses	6,081
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,114
General Services	415
Repairs and Maintenance	1,781
Taxes, Insurance Premiums and Other Fees	620
Other Maintenance and Operating Expenses
Advertising Expenses	20
Printing and Publication Expenses	75
Representation Expenses	1,128
Transportation and Delivery Expenses	32
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	35
Subscription Expenses	21
Other Maintenance and Operating Expenses	15,722

Total Maintenance and Other Operating Expenses	65,370

Total Current Operating Expenditures	245,415

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Buildings and Other Structures	148,318
Machinery and Equipment Outlay	21,816
Intangible Assets Outlay	1,200

Total Capital Outlays	181,334

TOTAL NEW APPROPRIATIONS	426,749

L.2. EASTERN SAMAR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	533,690,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,770,000	₱	10,850,000	₱	365,000	₱	73,985,000
Operations		311,406,000		56,149,000		92,150,000		459,705,000

HIGHER EDUCATION PROGRAM		309,963,000		40,668,000		76,623,000		427,254,000
ADVANCED EDUCATION PROGRAM		1,293,000		509,000		183,000		1,985,000
RESEARCH PROGRAM		100,000		6,362,000		14,119,000		20,581,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	645
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,610,000		1,225,000		9,885,000

TOTAL NEW APPROPRIATIONS	₱	374,176,000	₱	66,999,000	₱	92,515,000	₱	533,690,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	43,787,000	₱	10,850,000	₱	365,000	₱	55,002,000
Administration of Personnel Benefits		18,983,000						18,983,000

Sub-total, General Administration and Support		62,770,000		10,850,000		365,000		73,985,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		309,963,000		40,668,000		76,623,000		427,254,000

HIGHER EDUCATION PROGRAM		309,963,000		40,668,000		76,623,000		427,254,000

Provision of Higher Education Services		309,963,000		39,668,000		24,915,000		374,546,000
Project(s)
Locally-Funded Project(s)				1,000,000		51,708,000		52,708,000

Construction of Two-Storey Men’s Dormitory - Salcedo						2,408,000		2,408,000
Rehabilitation of Water System - Salcedo						4,991,000		4,991,000
Rehabilitation and Improvement of Functional Water System - Main Campus						10,000,000		10,000,000
Rehabilitation and Improvement of Electrical System - Main Campus						12,000,000		12,000,000
Repair/Rehabilitation of various Buildings and Facilities damaged by Typhoon Ursula - Salcedo Campus						9,523,000		9,523,000
Repair/Rehabilitation of various Buildings and Facilities damaged by Typhoon Ursula - Guiuan Campus						6,786,000		6,786,000
Repair/Rehabilitation of TLE Laboratory Building damaged by Typhoon Ursula - Maydolong Campus						6,000,000		6,000,000

646	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		1,393,000		6,871,000		14,302,000		22,566,000

ADVANCED EDUCATION PROGRAM		1,293,000		509,000		183,000		1,985,000

Provision of Advanced Education Services		1,293,000		509,000		183,000		1,985,000
RESEARCH PROGRAM		100,000		6,362,000		14,119,000		20,581,000

Conduct of Research Services		100,000		6,362,000		14,119,000		20,581,000
Community engagement increased		50,000		8,610,000		1,225,000		9,885,000

TECHNICAL ADVISORY EXTENSION PROGRAM		50,000		8,610,000		1,225,000		9,885,000

Provision of Extension Services		50,000		8,610,000		1,225,000		9,885,000

Sub-total, Operations		311,406,000		56,149,000		92,150,000		459,705,000

TOTAL NEW APPROPRIATIONS	₱	374,176,000	₱	66,999,000	₱	92,515,000	₱	533,690,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	269,055

Total Permanent Positions	269,055

Other Compensation Common to All
Personnel Economic Relief Allowance	16,800
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	4,200
Honoraria	2,137
Mid-Year Bonus - Civilian	22,422
Year End Bonus	22,422
Cash Gift	3,500
Productivity Enhancement Incentive	3,500
Step Increment	672

Total Other Compensation Common to All	76,133

DECEMBER 28, 2020	OFFICIAL GAZETTE	647
STATE UNIVERSITIES AND COLLEGES

Other Compensation far Specific Groups
Magna Carta for Public Health Workers	890
Lump-sum for filling of Positions - Civilian	6,504

Total Other Compensation for Specific Groups	7,394

Other Benefits
PAG-IBIG Contributions	840
PhilHealth Contributions	3,160
Employees Compensation Insurance Premiums	840
Loyalty Award - Civilian	825
Terminal Leave	12,479

Total Other Benefits	18,144

Non-Permanent Positions	3,450

Total Personnel Services	374,176

Maintenance and Other Operating Expenses
Travelling Expenses	4,799
Training and Scholarship Expenses	4,183
Supplies and Materials Expenses	16,068
Utility Expenses	7,080
Communication Expenses	7,674
Awards/Rewards and Prizes	70
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,833
General Services	3,115
Repairs and Maintenance	11,238
Taxes, Insurance Premiums and Other Fees	1,219
Labor and Wages	667
Other Maintenance and Operating Expenses
Advertising Expenses	118
Printing and Publication Expenses	428
Representation Expenses	2,905
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	537
Subscription Expenses	210
Other Maintenance and Operating Expenses	4,655

Total Maintenance and Other Operating Expenses	66,999

Total Current Operating Expenditures	441,175

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	924
Infrastructure Outlay	26,991
Buildings and Other Structures	21,652
Machinery and Equipment Outlay	42,789
Furniture, Fixtures and Books Outlay	159

Total Capital Outlays	92,515

TOTAL NEW APPROPRIATIONS	533,690

648	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

L.3. EASTERN VISAYAS STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	593,960,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱97,552,000	₱15,258,000	₱29,000,000	₱141,810,000
Support to Operations	806,000			806,000
Operations	311,154,000	24,656,000	115,534,000	451,344,000

HIGHER EDUCATION PROGRAM	303,907,000	20,452,000	115,534,000	439,893,000
ADVANCED EDUCATION PROGRAM	2,673,000	1,500,000		4,173,000
RESEARCH PROGRAM	1,469,000	2,357,000		3,826,000
TECHNICAL ADVISORY EXTENSION PROGRAM	3,105,000	347,000		3,452,000

TOTAL NEW APPROPRIATIONS	₱409,512,000	₱39,914,000	₱144,534,000	₱593,960,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	35,680,000	₱	15,258,000	₱		₱	50,938,000
Administration of Personnel Benefits		61,872,000						61,872,000
Project(s)
Locally-Funded Project(s)						29,000,000		29,000,000

Improvement/Upgrading of EVSU Main Campus Internal Road Along Men’s Technology Building to New Maritime Building						7,000,000		7,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	649
STATE UNIVERSITIES AND COLLEGES

Improvement/Upgrading of EVSU Main Campus Internal Road Along women’s Technology Building to Exit Gate			7,000,000	7,000,000
Upgrading and Rehabilitation of Water Supply System			15,000,000	15,000,000

Sub-total, General Administration and Support	97,552,000	15,258,000	29,000,000	141,810,000

Support to Operations
Auxiliary Services	806,000			806,000

Sub-total, Support to Operations	806,000			806,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	303,907,000	20,452,000	115,534,000	439,893,000

HIGHER EDUCATION PROGRAM	303,907,000	20,452,000	115,534,000	439,893,000

Provision of Higher Education Services	303,907,000	19,452,000	889,000	324,248,000
Project(s)
Locally-Funded Project(s)		1,000,000	114,645,000	115,645,000

Construction of EVSU Residencia Building (Student Dormitory), Main Campus Tacloban City			68,000,000	68,000,000
Repair and Rehabilitation of Wood Working Building			26,637,000	26,637,000
Upgrading of EVSU ICT Infrastructure			20,008,000	20,008,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Higher education research improved to promote economic productivity and innovation	4,142,000	3,857,000		7,999,000

ADVANCED EDUCATION PROGRAM	2,673,000	1,500,000		4,173,000

Provision of Advanced Education Services	2,673,000	1,500,000		4,173,000
RESEARCH PROGRAM	1,469,000	2,357,000		3,826,000

Conduct of Research Services	1,469,000	2,357,000		3,826,000
Community engagement increased	3,105,000	347,000		3,452,000

TECHNICAL ADVISORY EXTENSION PROGRAM	3,105,000	347,000		3,452,000

Provision of Extension Services	3,105,000	347,000		3,452,000

650	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Sub-total, Operations		311,154,000		24,656,000		115,534,000		451,344,000

TOTAL NEW APPROPRIATIONS	₱	409,512,000	₱	39,914,000	₱	144,534,000	₱	593,960,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	267,759

Total Permanent Positions	267,759

Other Compensation Common to All
Personnel Economic Relief Allowance	14,256
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,564
Honoraria	1,628
Mid-Year Bonus - Civilian	22,312
Year End Bonus	22,312
Cash Gift	2,970
Productivity Enhancement Incentive	2,970
Step Increment	668

Total Other Compensation Common to All	71,160

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,006
Lump-sum for filling of Positions - Civilian	60,197

Total Other Compensation for Specific Groups	61,203

Other Benefits
PAG-IBIG Contributions	713
PhilHealth Contributions	2,924
Employees Compensation Insurance Premiums	713
Loyalty Award - Civilian	420
Terminal Leave	1,675

Total Other Benefits	6,445

Non-Permanent Positions	2,945

Total Personnel Services	409,512

Maintenance and Other Operating Expenses
Travelling Expenses	5,443
Training and Scholarship Expenses	1,865
Supplies and Materials Expenses	6,566

DECEMBER 28, 2020	OFFICIAL GAZETTE	651
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	9,965
Communication Expenses	1,502
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	380
General Services	3,355
Repairs and Maintenance	750
Taxes, Insurance Premiums and Other Fees	3,079
Labor and Wages	1,818
Other Maintenance and Operating Expenses
Printing and Publication Expenses	490
Representation Expenses	2,394
Membership Dues and Contributions to Organizations	224
Other Maintenance and Operating Expenses	1,933

Total Maintenance and Other Operating Expenses	39,914

Total Current Operating Expenditures	449,426

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	29,000
Buildings and Other Structures	114,645
Machinery and Equipment Outlay	889

Total Capital Outlays	144,534

TOTAL NEW APPROPRIATIONS	593,960

L.4. LEYTE NORMAL UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	581,518,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	40,092,000	₱	25,238,000	₱		₱	65,330,000
Support to Operations		10,860,000		1,268,000		32,450,000		44,578,000
Operations		133,668,000		23,898,000		314,044,000		471,610,000

HIGHER EDUCATION PROGRAM		126,729,000		21,401,000		189,044,000		337,174,000
ADVANCED EDUCATION PROGRAM		2,325,000		967,000				3,292,000
RESEARCH PROGRAM		2,530,000		733,000		125,000,000		128,263,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,084,000		797,000				2,881,000

652	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

TOTAL NEW APPROPRIATIONS	₱	184,620,000	₱	50,404,000	₱	346,494,000	₱	581,518,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,034,000	₱	25,238,000	₱		₱	49,272,000
Administration of Personnel Benefits		16,058,000						16,058,000

Sub-total, General Administration and Support		40,092,000		25,238,000				65,330,000

Support to Operations
Auxiliary Services		10,860,000		1,268,000				12,128,000
Project(s)
Locally-Funded Project(s)						32,450,000		32,450,000

Rehabilitation of the HRDC Building						32,450,000		32,450,000

Sub-total, Support to Operations		10,860,000		1,268,000		32,450,000		44,578,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		126,729,000		21,401,000		189,044,000		337,174,000

HIGHER EDUCATION PROGRAM		126,729,000		21,401,000		189,044,000		337,174,000

Provision of Higher Education Services		126,729,000		20,401,000				147,130,000
Project(s)
Locally-Funded Project(s)				1,000,000		189,044,000		190,044,000

Completion of Hospitality and Entrepreneurship Laboratory Building						60,954,000		60,954,000
Completion of Old Dormitory Conversion to Classrooms						80,090,000		80,090,000
Completion of New Dormitory Complex - Building 2 (Male Dorm)						38,000,000		38,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	653
STATE UNIVERSITIES AND COLLEGES

ICT Connection and other Equipment				500,000				500,000
Construction of Research Center at the LNU Palo Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		4,855,000		1,700,000		125,000,000		131,555,000

ADVANCED EDUCATION PROGRAM		2,325,000		967,000				3,292,000

Provision of Advanced Education Services		2,325,000		967,000				3,292,000
RESEARCH PROGRAM		2,530,000		733,000		125,000,000		128,263,000

Conduct of Research Services		2,530,000		733,000				3,263,000
Project(s)
Locally-Funded Project(s)						125,000,000		125,000,000

Major Expansion of the Learning Resource Center						125,000,000		125,000,000
Community engagement increased		2,084,000		797,000				2,881,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,084,000		797,000				2,881,000

Provision of Extension Services		2,084,000		797,000				2,881,000

Sub-total, Operations		133,668,000		23,898,000		314,044,000		471,610,000

TOTAL NEW APPROPRIATIONS	₱	184,620,000	₱	50,404,000	₱	346,494,000	₱	581,518,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	128,365

Total Permanent Positions	128,365

Other Compensation Common to All
Personnel Economic Relief Allowance	6,768
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	1,692
Honoraria	2,841
Mid-Year Bonus - Civilian	10,697
Year End Bonus	10,697

654	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cash Gift	1,410
Productivity Enhancement Incentive	1,410
Step Increment	321

Total Other Compensation Common to All	36,316

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	449
Lump-sum for filling of Positions - Civilian	15,010
Anniversary Bonus - Civilian	849

Total Other Compensation for Specific Groups	16,308

Other Benefits
PAG-IBIG Contributions	337
PhilHealth Contributions	1,399
Employees Compensation Insurance Premiums	337
Terminal Leave	1,048

Total Other Benefits	3,121

Non-Permanent Positions	510

Total Personnel Services	184,620

Maintenance and Other Operating Expenses
Travelling Expenses	3,062
Training and Scholarship Expenses	3,576
Supplies and Materials Expenses	8,137
Utility Expenses	11,632
Communication Expenses	1,098
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	1,000
General Services	8,812
Repairs and Maintenance	8,248
Taxes, Insurance Premiums and Other Fees	1,762
Labor and Wages	300
Other Maintenance and Operating Expenses
Representation Expenses	1,758
Other Maintenance and Operating Expenses	869

Total Maintenance and Other Operating Expenses	50,404

Total Current Operating Expenditures	235,024

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	346,494

Total Capital Outlays	346,494

TOTAL NEW APPROPRIATIONS	581,518

DECEMBER 28, 2020	OFFICIAL GAZETTE	655
STATE UNIVERSITIES AND COLLEGES

L.5 NORTHWEST SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	262,366,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	33,374,000	₱	4,229,000	₱		₱	37,603,000
Support to Operations				1,398,000		72,859,000		74,257,000
Operations		124,600,000		23,930,000		1,976,000		150,506,000

HIGHER EDUCATION PROGRAM		120,495,000		21,067,000		1,976,000		143,538,000
ADVANCED EDUCATION PROGRAM				196,000				196,000
RESEARCH PROGRAM				1,269,000				1,269,000
TECHNICAL ADVISORY EXTENSION PROGRAM		4,105,000		1,398,000				5,503,000

TOTAL NEW APPROPRIATIONS	₱	157,974,000	₱	29,557,000	₱	74,835,000	₱	262,366,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	16,804,000	₱	4,229,000	₱		₱	21,033,000
Administration of Personnel Benefits		16,570,000						16,570,000

Sub-total, General Administration and Support		33,374,000		4,229,000				37,603,000

Support to Operations
Auxiliary Services				1,398,000		12,534,000		13,932,000
Project(s)
Locally-Funded Project(s)						60,325,000		60,325,000

Construction of Hotel Laboratory - Main Campus						4,288,000		4,288,000

656	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Construction of Women’s Students Dormitory - Main Campus			1,655,000	1,655,000
Improvement of Campus Access Road - Main Campus			3,066,000	3,066,000
Concrete Fencing of NWSSU Lots - - Main Campus			1,316,000	1,316,000
Expansion and Rehabilitation of Electrical System, Main Campus			50,000,000	50,000,000

Sub-total, Support to Operations		1,398,000	72,859,000	74,257,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	120,495,000	21,067,000	1,976,000	143,538,000

HIGHER EDUCATION PROGRAM	120,495,000	21,067,000	1,976,000	143,538,000

Provision of Higher Education Services	120,495,000	10,067,000		130,562,000
Project(s)
Locally-Funded Project(s)		11,000,000	1,976,000	12,976,000

Renovation of Information Technology Building - Main Campus			439,000	439,000
Construction of Library Building/ Audio Visual Hall-San Jorge Campus			1,537,000	1,537,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Rehabilitation of Sports Facilities		10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		1,465,000		1,465,000

ADVANCED EDUCATION PROGRAM		196,000		196,000

Provision of Advanced Education Services		196,000		196,000
RESEARCH PROGRAM		1,269,000		1,269,000

Conduct of Research Services		1,269,000		1,269,000
Community engagement increased	4,105,000	1,398,000		5,503,000

TECHNICAL ADVISORY EXTENSION PROGRAM	4,105,000	1,398,000		5,503,000

Provision of Extension Services	4,105,000	1,398,000		5,503,000

Sub-total, Operations	124,600,000	23,930,000	1,976,000	150,506,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	657
STATE UNIVERSITIES AND COLLEGES

TOTAL NEW APPROPRIATIONS	₱	157,974,000	₱	29,557,000	₱	74,835,000	₱	262,366,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	106,883

Total Permanent Positions	106,883

Other Compensation Common to All
Personnel Economic Relief Allowance	6,288
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,572
Honoraria	2,010
Mid-Year Bonus - Civilian	8,907
Year End Bonus	8,907
Cash Gift	1,310
Productivity Enhancement Incentive	1,310
Step Increment	267

Total Other Compensation Common to All	30,931

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	411
Lump-sum for filling of Positions - Civilian	15,534

Total Other Compensation for Specific Groups	15,945

Other Benefits
PAG-IBIG Contributions	315
PhilHealth Contributions	1,245
Employees Compensation Insurance Premiums	315
Loyalty Award - Civilian	150
Terminal Leave	1,036

Total Other Benefits	3,061

Non-Permanent Positions	1,154

Total Personnel Services	157,974

Maintenance and Other Operating Expenses
Travelling Expenses	1,991
Training and Scholarship Expenses	350
Supplies and Materials Expenses	5,759
Utility Expenses	5,388
Communication Expenses	970
Awards/Rewards and Prizes	31

658	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	791
General Services	558
Repairs and Maintenance	10,990
Financial Assistance/Subsidy	50
Taxes, Insurance Premiums and Other Fees	506
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	73
Representation Expenses	902
Transportation and Delivery Expenses	148
Rent/Lease Expenses	50
Membership Dues and Contributions to Organizations	250
Subscription Expenses	50
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	29,557

Total Current Operating Expenditures	187,531

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	53,066
Buildings and Other Structures	9,235
Machinery and Equipment Outlay	10,566
Furniture, Fixtures and Books Outlay	1,968

Total Capital Outlays	74,835

TOTAL NEW APPROPRIATIONS	262,366

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(PALOMPON INSTITUTE OF TECHNOLOGY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	253,086,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	49,320,000	₱	6,270,000	₱		₱	55,590,000
Support to Operations		708,000		2,393,000				3,101,000
Operations		107,861,000		24,000,000		62,534,000		194,395,000

HIGHER EDUCATION PROGRAM		107,009,000		22,359,000		62,534,000		191,902,000
RESEARCH PROGRAM		852,000		1,149,000				2,001,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	659
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM		492,000						492,000

TOTAL NEW APPROPRIATIONS	₱	157,889,000	₱	32,663,000	₱	62,534,000	₱	253,086,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,860,000	₱	6,270,000	₱		₱	29,130,000
Administration of Personnel Benefits		26,460,000						26,460,000

Sub-total, General Administration and Support		49,320,000		6,270,000				55,590,000

Support to Operations
Auxiliary Services		708,000		2,393,000				3,101,000

Sub-total, Support to Operations		708,000		2,393,000				3,101,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		107,009,000		22,359,000		62,534,000		191,902,000

HIGHER EDUCATION PROGRAM		107,009,000		22,359,000		62,534,000		191,902,000

Provision of Higher Education Services		107,009,000		21,359,000				128,368,000
Project (s)
Locally-Funded Project(s)				1,000,000		62,534,000		63,534,000

Repair/Rehabilitation of Foods and HRM Laboratory Building						50,000,000		50,000,000
Repair/Rehabilitation of Fashion and Apparel Technology Building						12,534,000		12,534,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		852,000		1,149,000				2,001,000

RESEARCH PROGRAM		852,000		1,149,000				2,001,000

660	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Conduct of Research Services		852,000		1,149,000				2,001,000
Community engagement increased				492,000				492,000

TECHNICAL ADVISORY EXTENSION PROGRAM				492,000				492,000

Provision of Extension Services				492,000				492,000

Sub-total, Operations		107,861,000		24,000,000		62,534,000		194,395,000

TOTAL NEW APPROPRIATIONS	₱	157,889,000	₱	32,663,000	₱	62,534,000	₱	253,086,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	99,936

Total Permanent Positions	99,936

Other Compensation Common to All
Personnel Economic Relief Allowance	5,880
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,470
Honoraria	800
Mid-Year Bonus - Civilian	8,328
Year End Bonus	8,328
Cash Gift	1,225
Productivity Enhancement Incentive	1,225
Step Increment	250

Total Other Compensation Common to All	27,746

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	136
Lump-sum for filling of Positions - Civilian	26,460
Anniversary Bonus - Civilian	750

Total Other Compensation for Specific Groups	27,346

Other Benefits
PAG-IBIG Contributions	293
PhilHealth Contributions	1,141
Employees Compensation Insurance Premiums	293
Loyalty Award - Civilian	170

Total Other Benefits	1,897

DECEMBER 28, 2020	OFFICIAL GAZETTE	661
STATE UNIVERSITIES AND COLLEGES

Non-Permanent Positions	964

Total Personnel Services	157,889

Maintenance and Other Operating Expenses
Travelling Expenses	2,285
Training and Scholarship Expenses	870
Supplies and Materials Expenses	8,137
Utility Expenses	8,654
Communication Expenses	1,735
Awards/Rewards and Prizes	80
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	680
General Services	3,361
Repairs and Maintenance	3,750
Taxes, Insurance Premiums and Other Fees	1,472
Other Maintenance and Operating Expenses
Membership Dues and Contributions to Organizations	138
Other Maintanance and Operating Expenses	1,351

Total Maintenance and Other Operating Expenses	32,663

Total Current Operating Expenditures	190,552

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	253,086

L.7. SAMAR STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	355,559,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,726,000	₱	6,448,000	₱		₱	69,174,000
Support to Operations		4,484,000		595,000				5,079,000
Operations		155,097,000		63,675,000		62,534,000		281,306,000

HIGHER EDUCATION PROGRAM		150,908,000		27,161,000		62,534,000		240,603,000

662	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ADVANCED EDUCATION PROGRAM		4,189,000		886,000				5,075,000
RESEARCH PROGRAM				13,853,000				13,853,000
TECHNICAL ADVISORY EXTENSION PROGRAM				21,775,000				21,775,000

TOTAL NEW APPROPRIATIONS	₱	222,307,000	₱	70,718,000	₱	62,534,000	₱	355,559,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	32,266,000	₱	6,448,000	₱		₱	38,714,000
Administration of Personnel Benefits		30,460,000						30,460,000

Sub-total, General Administration and Support		62,726,000		6,448,000				69,174,000

Support to Operations
Auxiliary Services		4,484,000		595,000				5,079,000

Sub-total, Support to Operations		4,484,000		595,000				5,079,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		150,908,000		27,161,000		62,534,000		240,603,000

HIGHER EDUCATION PROGRAM		150,908,000		27,161,000		62,534,000		240,603,000

Provision of Higher Education Services		150,908,000		26,161,000				177,069,000
Project(s)
Locally-Funded Project (s)				1,000,000		62,534,000		63,534,000

Retrofitting Works for Old CIT/COED/Mercedes Building						62,534,000		62,534,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		4,189,000		14,739,000				18,928,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	663
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM		4,189,000		886,000				5,075,000

Provision of Advanced Education Services		4,189,000		886,000				5,075,000
RESEARCH PROGRAM				13,853,000				13,853,000

Conduct of Research Services				13,853,000				13,853,000
Community engagement increased				21,775,000				21,775,000

TECHNICAL ADVISORY EXTENSION PROGRAM				21,775,000				21,775,000

Provision of Extension Services				21,775,000				21,775,000

Sub-total, Operations		155,097,000		63,675,000		62,534,000		281,306,000

TOTAL NEW APPROPRIATIONS	₱	222,307,000	₱	70,718,000	₱	62,534,000	₱	355,559,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	144,352

Total Permanent Positions	144,352

Other Compensation Common to All
Personnel Economic Relief Allowance	9,240
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,310
Honoraria	1,990
Mid-Year Bonus - Civilian	12,030
Year End Bonus	12,030
Cash Gift	1,925
Productivity Enhancement Incentive	1,925
Step Increment	361

Total Other Compensation Common to All	42,291

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	742
Lump-sum for filling of Positions - Civilian	28,534

Total Other Compensation for Specific Groups	29,276

Other Benefits
PAG-IBIG Contributions	462
PhilHealth Contributions	1,741
Employees Compensation Insurance Premiums	462

664	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Loyalty Award - Civilian	255
Terminal Leave	1,926

Total Other Benefits	4,846

Non-Permanent Positions	1,542

Total Personnel Services	222,307

Maintenance and Other Operating Expenses
Travelling Expenses	11,073
Training and Scholarship Expenses	12,997
Supplies and Materials Expenses	19,590
Utility Expenses	8,020
Communication Expenses	1,529
Awards/Rewards and Prizes	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	743
General Services	3,664
Repairs and Maintenance	5,033
Taxes, Insurance Premiums and Other Fees	711
Labor and Wages	235
Other Maintenance and Operating Expenses
Advertising Expenses	293
Printing and Publication Expenses	391
Representation Expenses	1,109
Transportation and Delivery Expenses	1,122
Rent/Lease Expenses	339
Membership Dues and Contributions to Organizations	966
Subscription Expenses	20
Other Maintenance and Operating Expenses	733

Total Maintenance and Other Operating Expenses	70,718

Total Current Operating Expenditures	293,025

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	355,559

L.8. SOUTHERN LEYTE STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project (s), as indicated hereunder	₱	483,667,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	665
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support	₱	52,758,000	₱	13,213,000		₱	₱	65,971,000
Support to Operations				1,586,000		3,876,000		5,462,000
Operations		229,320,000		59,331,000		123,583,000		412,234,000

HIGHER EDUCATION PROGRAM		229,320,000		46,918,000		93,037,000		369,275,000
ADVANCED EDUCATION PROGRAM				580,000		546,000		1,126,000
RESEARCH PROGRAM				9,242,000		30,000,000		39,242,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,591,000				2,591,000

TOTAL NEW APPROPRIATIONS	₱	282,078,000	₱	74,130,000	₱	127,459,000	₱	483,667,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	33,153,000	₱	13,213,000		₱	₱	46,366,000
Administration of Personnel Benefits		19,605,000						19,605,000

Sub-total, General Administration and Support		52,758,000		13,213,000				65,971,000

Support to Operations
Auxiliary Services				1,586,000				1,586,000
Project (s)
Locally-Funded Project(s)						3,876,000		3,876,000

Completion of University Library at Sogod Campus						2,376,000		2,376,000
Construction of Female Dormitory at Sogod Campus						1,500,000		1,500,000

Sub-total, Support to Operations				1,586,000		3,876,000		5,462,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		229,320,000		46,918,000		93,037,000		369,275,000

666	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		229,320,000		46,918,000		93,037,000		369,275,000

Provision of Higher Education Services		229,320,000		45,918,000		3,903,000		279,141,000
Project(s)
Locally-Funded Project(s)				1,000,000		89,134,000		90,134,000

Completion of Human Kinetics Building						1,600,000		1,600,000
Completion of SLSU Multi-purpose Court and Construction of Grandstand						2,000,000		2,000,000
Rehabilitation of OSAS Building into Two-Storey Academic Building						55,534,000		55,534,000
Completion of Students Welfare and Development Center						30,000,000		30,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation				9,822,000		30,546,000		40,368,000

ADVANCED EDUCATION PROGRAM				580,000		546,000		1,126,000

Provision of Advanced Education Services				580,000				580,000
Project(s)
Locally-Funded Project(s)						546,000		546,000

Completion of Graduate School Building at Tomas Oppus Campus						546,000		546,000
RESEARCH PROGRAM				9,242,000		30,000,000		39,242,000

Conduct of Research Services				9,242,000				9,242,000
Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Completion of Research and Innovation Center at SLSU-Sogod Campus						30,000,000		30,000,000
Community engagement increased				2,591,000				2,591,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,591,000				2,591,000

Provision of Extension Services				2,591,000				2,591,000

Sub-total, Operations		229,320,000		59,331,000		123,583,000		412,234,000

TOTAL NEW APPROPRIATIONS	₱	282,078,000	₱	74,130,000	₱	127,459,000	₱	483,667,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	667
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	202,894

Total Permanent Positions	202,894

Other Compensation Common to All
Personnel Economic Relief Allowance	11,232
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,808
Honoraria	421
Mid-Year Bonus - Civilian	16,908
Year End Bonus	16,908
Cash Gift	2,340
Productivity Enhancement Incentive	2,340
Step Increment	507

Total Other Compensation Common to All	53,824

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	660
Lump-sum for filling of Positions - Civilian	19,517
Anniversary Bonus - Civilian	309

Total Other Compensation for Specific Groups	20,486

Other Benefits
PAG-IBIG Contributions	561
PhilHealth Contributions	2,258
Employees Compensation Insurance Premiums	561
Terminal Leave	88

Total Other Benefits	3,468

Non-Permanent Positions	1,406

Total Personnel Services	282,078

Maintenance and Other Operating Expenses
Travelling Expenses	6,013
Training and Scholarship Expenses	2,901
Supplies and Materials Expenses	12,868
Utility Expenses	14,753
Communication Expenses	8,815
Awards/Rewards and Prizes	413

668	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,781
General Services	5,765
Repairs and Maintenance	8,072
Taxes, Insurance Premiums and Other Fees	2,317
Labor and Wages	1,072
Other Maintenance and Operating Expenses
Advertising Expenses	109
Printing and Publication Expenses	376
Representation Expenses	1,596
Transportation and Delivery Expenses	164
Rent/Lease Expenses	108
Membership Dues and Contributions to Organizations	542
Other Maintenance and Operating Expenses	1,315

Total Maintenance and Other Operating Expenses	74,130

Total Current Operating Expenditures	356,208

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	105,487
Machinery and Equipment Outlay	13,176
Furniture, Fixtures and Books Outlay	8,796

Total Capital Outlays	127,459

TOTAL NEW APPROPRIATIONS	483,667

L.9. UNIVERSITY OF EASTERN PHILIPPINES

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	779,770,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	139,961,000	₱	18,128,000	₱	48,000,000	₱	206,089,000
Support to Operations		9,085,000		5,374,000		60,534,000		74,993,000
Operations		314,476,000		31,112,000		153,100,000		498,688,000

HIGHER EDUCATION PROGRAM		291,928,000		24,099,000		143,100,000		459,127,000
ADVANCED EDUCATION PROGRAM		3,882,000		88,000				3,970,000
RESEARCH PROGRAM		12,027,000		4,370,000		10,000,000		26,397,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	669
STATE UNIVERSITIES AND COLLEGES

TECHNICAL ADVISORY EXTENSION PROGRAM	6,639,000	2,555,000		9,194,000

TOTAL NEW APPROPRIATIONS	₱463,522,000	₱54,614,000	₱261,634,000	₱779,770,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,197,000	₱	18,128,000	₱		₱	82,325,000
Administration of Personnel Benefits		75,764,000						75,764,000
Project(s)
Locally-Funded Project(s)						48,000,000		48,000,000

Improvement of Water System and Comfort Rooms Facilities - UEP Catubig Campus						8,000,000		8,000,000
Improvement of Water System and Comfort Rooms Facilities - UEP Laoang Campus						5,000,000		5,000,000
Completion of UEP-DTI shared Service Facilities						15,000,000		15,000,000
Improvement of Water System and Comfort Rooms Facilities, UEP Main Campus						20,000,000		20,000,000

Sub-total, General Administration and Support		139,961,000		18,128,000		48,000,000		206,089,000

Support to Operations
Auxiliary Services		9,085,000		5,374,000				14,459,000
Project(s)
Locally-Funded Project(s)						60,534,000		60,534,000

Completion of Library - UEP Main Campus						16,000,000		16,000,000
Rehab/Improvement of UEP
Kapihan and Laboratory Facility						9,534,000		9,534,000
Completion of Hostel/HRM Repair						35,000,000		35,000,000

Sub-total, Support to Operations		9,085,000		5,374,000		60,534,000		74,993,000

Operations

670	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		291,928,000		24,099,000		143,100,000		459,127,000

HIGHER EDUCATION PROGRAM		291,928,000		24,099,000		143,100,000		459,127,000

Provision of Higher Education Services		291,928,000		23,099,000		3,100,000		318,127,000
Project(s)
Locally-Funded Project(s)				1,000,000		140,000,000		141,000,000

Repair of College of Nursing & NAL Buildings						10,000,000		10,000,000
Completion of Centennial Hall Building						20,000,000		20,000,000
Repair and Improvement of CAFNR, CAC and CBA Building						10,000,000		10,000,000
Completion of Academic Building						100,000,000		100,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		15,909,000		4,458,000		10,000,000		30,367,000

ADVANCED EDUCATION PROGRAM		3,882,000		88,000				3,970,000

Provision of Advanced Education Services		3,882,000		88,000				3,970,000
RESEARCH PROGRAM		12,027,000		4,370,000		10,000,000		26,397,000

Conduct of Research Services		12,027,000		4,370,000				16,397,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Completion of Research and Extension Building - UEP Main Campus						10,000,000		10,000,000
Community engagement increased		6,639,000		2,555,000				9,194,000

TECHNICAL ADVISORY EXTENSION PROGRAM		6,639,000		2,555,000				9,194,000

Provision of Extension Services		6,639,000		2,555,000				9,194,000

Sub-total, Operations		314,476,000		31,112,000		153,100,000		498,688,000

TOTAL NEW APPROPRIATIONS	₱	463,522,000	₱	54,614,000	₱	261,634,000	₱	779,770,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

DECEMBER 28, 2020	OFFICIAL GAZETTE	671
STATE UNIVERSITIES AND COLLEGES

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	299,425

Total Permanent Positions	299,425

Other Compensation Common to All
Personnel Economic Relief Allowance	15,000
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	3,750
Honoraria	3,225
Mid-Year Bonus - Civilian	24,952
Year End Bonus	24,952
Cash Gift	3,125
Productivity Enhancement Incentive	3,125
Step Increment	749

Total Other Compensation Common to All	79,358

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	426
Lump-sum for filling of Positions - Civilian	62,779

Total Other Compensation for Specific Groups	63,205

Other Benefits
PAG-IBIG Contributions	750
PhilHealth Contributions	3,126
Employees Compensation Insurance Premiums	750
Terminal Leave	12,985

Total Other Benefits	17,611

Non-Permanent Positions	3,923

Total Personnel Services	463,522

Maintenance and Other Operating Expenses
Travelling Expenses	2,435
Training and Scholarship Expenses	1,166
Supplies and Materials Expenses	7,078
Utility Expenses	7,129
Communication Expenses	1,566
Awards/Rewards and Prizes	203
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	304
General Services	7,450
Repairs and Maintenance	10,277
Taxes, Insurance Premiums and Other Fees	709

672	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Labor and Wages	2,589
Other Maintenance and Operating Expenses
Advertising Expenses	557
Printing and Publication Expenses	406
Representation Expenses	2,478
Transportation and Delivery Expenses	315
Rent/Lease Expenses	152
Membership Dues and Contributions to Organizations	967
Other Maintenance and Operating Expenses	8,683

Total Maintenance and Other Operating Expenses	54,614

Total Current Operating Expenditures	518,136

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	258,534
Machinery and Equipment Outlay	2,750
Furniture, Fixtures and Books Outlay	350

Total Capital Outlays	261,634

TOTAL NEW APPROPRIATIONS	779,770

L.10. VISAYAS STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	962,347,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	146,437,000	₱	28,047,000	₱		₱	174,484,000
Support to Operations		21,705,000		19,773,000		80,709,000		122,187,000
Operations		430,574,000		185,739,000		49,363,000		665,676,000

HIGHER EDUCATION PROGRAM		368,532,000		131,332,000		49,363,000		549,227,000
ADVANCED EDUCATION PROGRAM		9,674,000		2,269,000				11,943,000
RESEARCH PROGRAM		45,011,000		42,253,000				87,264,000
TECHNICAL ADVISORY EXTENSION PROGRAM		7,357,000		9,885,000				17,242,000

TOTAL NEW APPROPRIATIONS	₱	598,716,000	₱	233,559,000	₱	130,072,000	₱	962,347,000

New Appropriations, by Programs/Activities/Projects

DECEMBER 28, 2020	OFFICIAL GAZETTE	673
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	73,762,000	₱	28,047,000	₱		₱	101,809,000
Administration of Personnel Benefits		72,675,000						72,675,000

Sub-total, General Administration and Support		146,437,000		28,047,000				174,484,000

Support to Operations
Auxiliary Services		21,705,000		19,773,000		45,709,000		87,187,000
Project(s)
Locally-Funded Project(s)						35,000,000		35,000,000

Rehabilitation of the VSU Front Fence
Damaged by the Widening of the National Highway						20,000,000		20,000,000
Completion of Streetlighting Project for the Major Thoroughfares and Public Areas of the VSU Campus						15,000,000		15,000,000

Sub-total, Support to Operations		21,705,000		19,773,000		80,709,000		122,187,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		368,532,000		131,332,000		49,363,000		549,227,000

HIGHER EDUCATION PROGRAM		368,532,000		131,332,000		49,363,000		549,227,000

Provision of Higher Education Services		368,532,000		130,332,000		5,472,000		504,336,000
Project(s)
Locally-Funded Project(s)				1,000,000		43,891,000		44,891,000

Construction and Refurbishing the CME/ADE & CoEd Building						5,000,000		5,000,000
Construction of Bleacher, Stage and Comfort Room for Multi-Purpose Gym in the External Campuses						8,000,000		8,000,000
Completion of Lecture Hall and Classroom and Rehabilitation of Plant Breeding Nursery, Seed Storage Facility and Tissue Culture Laboratory of the Department of Plant Breeding and Genetics						8,391,000		8,391,000

674	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Repair/Rehabilitation of Collage Main Building into a 2-Storey Administration Building for ¥SU Alangalang Campus						22,500,000		22,500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		54,685,000		44,522,000				99,207,000

ADVANCED EDUCATION PROGRAM		9,674,000		2,269,000				11,943,000

Provision of Advanced Education Services		9,674,000		2,269,000				11,943,000
RESEARCH PROGRAM		45,011,000		42,253,000				87,264,000

Conduct of Research Services		45,011,000		37,253,000				82,264,000
Project(s)
Locally-Funded Project(s)				5,000,000				5,000,000

Futures Thinking Research and Innovations for Food Systems and Food Security				5,000,000				5,000,000
Community engagement increased		7,357,000		9,885,000				17,242,000

TECHNICAL ADVISORY EXTENSION PROGRAM		7,357,000		9,885,000				17,242,000

Provision of Extension Services		7,357,000		9,885,000				17,242,000

Sub-total, Operations		430,574,000		185,739,000		49,363,000		665,676,000

TOTAL NEW APPROPRIATIONS	₱	598,716,000	₱	233,559,000	₱	130,072,000	₱	962,347,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	387,548

Total Permanent Positions	387,548

Other Compensation Common to All
Personnel Economic Relief Allowance	21,552
Representation Allowance	312

DECEMBER 28, 2020	OFFICIAL GAZETTE	675
STATE UNIVERSITIES AND COLLEGES

Transportation Allowance	312
Clothing and Uniform Allowance	5,388
Honoraria	2,629
Mid-Year Bonus - Civilian	32,296
Year End Bonus	32,296
Cash Gift	4,490
Productivity Enhancement Incentive	4,490
Step Increment	970

Total Other Compensation Common to All	104,735

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,584
Night Shift Differential Pay	688
Lump-sum for filling of Positions - Civilian	53,527

Total Other Compensation for Specific Groups	55,799

Other Benefits
PAG-IBIG Contributions	1,076
PhilHealth Contributions	4,044
Employees Compensation Insurance Premiums	1,076
Terminal Leave	19,148

Total Other Benefits	25,344

Non-permanent Positions	25,290

Total Personnel Services	598,716

Maintenance and Other Operating Expenses
Travelling Expenses	8,375
Training and Scholarship Expenses	35,715
Supplies and Materials Expenses	39,710
Utility Expenses	29,249
Communication Expenses	16,234
Awards/Rewards and Prizes	1,860
Survey, Research, Exploration and Development Expenses	42,995
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	198
Professional Services	3,570
General Services	22,148
Repairs and Maintenance	16,196
Taxes, Insurance Premiums and Other Fees	4,043
Labor and Wages	5,946
Other Maintenance and Operating Expenses
Printing and Publication Expenses	650
Representation Expenses	4,247
Rent/Lease Expenses	200
Membership Dues and Contributions to
Organizations	530
Subscription Expenses	1,193
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	233,559

Total Current Operating Expenditures	832,275

676	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	35,000
Buildings and Other Structures	38,357
Machinery and Equipment Outlay	52,911
Furniture, Fixtures and Books Outlay	2,504
Intangible Assets Outlay	1,300

Total Capital Outlays	130,072

TOTAL NEW APPROPRIATIONS	962,347

DECEMBER 28, 2020	OFFICIAL GAZETTE	677
STATE UNIVERSITIES AND COLLEGES

M. REGION IX – ZAMBOANGA PENINSULA

M.1. J. H. CERILLES STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder							₱	263,284,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	38,019,000	₱	15,330,000	₱	4,234,000	₱	57,583,000
Operations		122,119,000		15,282,000		68,300,000		205,701,000
HIGHER EDUCATION PROGRAM		121,419,000		11,601,000		68,300,000		201,320,000
RESEARCH PROGRAM		300,000		2,712,000				3,012,000
TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		969,000				1,369,000

TOTAL NEW APPROPRIATIONS	₱	160,138,000	₱	30,612,000	₱	72,534,000	₱	263,284,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	28,500,000	₱	15,330,000	₱		₱	43,830,000
Administration of Personnel Benefits		9,519,000						9,519,000
Project(s)
Locally-Funded Project(s)						4,234,000		4,234,000

Establishment of Water System with Chlorinator Tank in CMSE Lakewood Campus						4,234,000		4,234,000

Sub-total, General Administration and Support		38,019,000		15,330,000		4,234,000		57,583,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		121,419,000		11,601,000		68,300,000		201,320,000

678	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		121,419,000		11,601,000		68,300,000		201,320,000

Provision of Higher Education Services		121,419,000		10,601,000				132,020,000
Project(s)
Locally-Funded Project(s)				1,000,000		68,300,000		69,300,000

Acquisition of Equipment of Nursing
Skills Laboratory in Pagadian-Annex						18,300,000		18,300,000
Construction of Engineering Academic
Building at the Main Campus						40,000,000		40,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Construction of HRM Building with
Hostel in Pagadian-Annex Campus						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		300,000		2,712,000				3,012,000

RESEARCH PROGRAM		300,000		2,712,000				3,012,000

Conduct of Research Services		300,000		2,712,000				3,012,000
Community engagement increased		400,000		969,000				1,369,000

TECHNICAL ADVISORY EXTENSION PROGRAM		400,000		969,000				1,369,000

Provision of Extension Services		400,000		969,000				1,369,000

Sub-total, Operations		122,119,000		15,282,000		68,300,000		205,701,000

TOTAL NEW APPROPRIATIONS	₱	160,138,000	₱	30,612,000	₱	72,534,000	₱	263,284,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	112,252

Total Permanent Positions	112,252

Other Compensation Common to All
Personnel Economic Relief Allowance	6,624

DECEMBER 28, 2020	OFFICIAL GAZETTE	679
STATE UNIVERSITIES AND COLLEGES

Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,656
Honoraria	2,921
Mid-Year Bonus - Civilian	9,354
Year End Bonus	9,354
Cash Gift	1,380
Productivity Enhancement Incentive	1,380
Step Increment	281

Total Other Compensation Common to All	33,166

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	234
Lump-sum for filling of Positions - Civilian	6,519

Total Other Compensation for Specific Groups	6,753

Other Benefits
PAG-IBIG Contributions	331
PhilHealth Contributions	1,295
Employees Compensation Insurance Premiums	331
Loyalty Award - Civilian	275
Terminal Leave	3,000

Total Other Benefits	5,232

Non-Permanent Positions	2,735

Total Personnel Services	160,138

Maintenance and Other Operating Expenses
Travelling Expenses	3,682
Training and Scholarship Expenses	1,480
Supplies and Materials Expenses	6,669
Utility Expenses	4,348
Communication Expenses	3,505
Awards/Rewards and Prizes	30
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	113
Professional Services	1,210
General Services	3,500
Repairs and Maintenance	1,550
Taxes, Insurance Premiums and Other Fees	560
Other Maintenance and Operating Expenses
Advertising Expenses	120
Printing and Publication Expenses	111
Representation Expenses	2,863
Transportation and Delivery Expenses	21
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	90
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	30,612

Total Current Operating Expenditures	190,750

680	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	4,234
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	18,300

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	263,284

M.2. JOSE RIZAL MEMORIAL STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	506,475,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	69,549,000	₱	14,438,000	₱		₱	83,987,000
Operations		276,480,000		43,533,000		102,475,000		422,488,000

HIGHER EDUCATION PROGRAM		273,791,000		21,435,000		102,475,000		397,701,000
RESEARCH PROGRAM		2,689,000		19,671,000				22,360,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,427,000				2,427,000

TOTAL NEW APPROPRIATIONS	₱	346,029,000	₱	57,971,000	₱	102,475,000	₱	506,475,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,952,000	₱	14,438,000	₱	₱	63,390,000
Administration of Personnel Benefits		20,597,000					20,597,000

Sub-total, General Administration and Support		69,549,000		14,438,000			83,987,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	681
STATE UNIVERSITIES AND COLLEGES

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	273,791,000	21,435,000	102,475,000	397,701,000

HIGHER EDUCATION PROGRAM	273,791,000	21,435,000	102,475,000	397,701,000

Provision of Higher Education Services	273,791,000	20,435,000		294,226,000
Project(s)
Locally-Funded Project(s)		1,000,000	102,475,000	103,475,000

Renovation/Construction of Industrial Technology Building in Dipolog Campus			20,000,000	20,000,000
Completion of Gymnasium in Dipolog Campus			600,000	600,000
Rehabilitation/Upgrading/Construction of Two (2) Storey e-Library Building with Facilities in Tampilisan Campus			21,000,000	21,000,000
Rehabilitation/Construction/Renovation of Two (2) Storey Technology Building in Siocon Campus			25,000,000	25,000,000
Completion/Construction of bleacher of covered court in Katipunan Campus			10,000,000	10,000,000
Completion of Two (2) Storey Dormitory Building with facilities in Tampilisan Campus			18,375,000	18,375,000
Purchase of Maritime Engineering Laboratory facilities in Dapitan Main			4,500,000	4,500,000
Completion/Renovation of 2 Storey Library Building in Katipunan Campus			3,000,000	3,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Higher education research improved to promote economic productivity and innovation	2,689,000	19,671,000		22,360,000

RESEARCH PROGRAM	2,689,000	19,671,000		22,360,000

Conduct of Research Services	2,689,000	4,171,000		6,860,000
Project(s)
Locally-Funded Project(s)		15,500,000		15,500,000

Monitoring or ecological condition of NIPAS sites and impact of nearby Fishing grounds in Northern Zamboanga Peninsula		7,500,000		7,500,000

682	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Hydrological inventory of major river system in Zamboanga del Norte; A Ridge to Reef Approach of Marine Protected Areas Management				6,000,000				6,000,000
Fabrication and Commercialization of Solar-Powered Knapsack and Tote Sprayer				2,000,000				2,000,000
Community engagement increased				2,427,000				2,427,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,427,000				2,427,000
Provision of Extension Services				2,427,000				2,427,000

Sub-total, Operations		276,480,000		43,533,000		102,475,000		422,488,000

TOTAL NEW APPROPRIATIONS	₱	346,029,000	₱	57,971,000	₱	102,475,000	₱	506,475,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	252,546

Total Permanent Positions	252,546

Other Compensation Common to All
Personnel Economic Relief Allowance	12,372
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	3,096
Honoraria	535
Mid-Year Bonus - Civilian	21,045
Year End Bonus	21,045
Cash Gift	2,580
Productivity Enhancement Incentive	2,580
Step Increment	632

Total Other Compensation Common to All	64,569

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	47
Lump-sum for filling of Positions - Civilian	17,463

Total Other Compensation for Specific Groups	17,510

Other Benefits
PAG-IBIG Contributions	619
PhilHealth Contributions	2,534

DECEMBER 28, 2020	OFFICIAL GAZETTE	683
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	619
Loyalty Award-Civilian	395
Terminal Leave	3,134

Total Other Benefits	7,301

Non-Permanent Positions	4,103

Total Personnel Services	346,029

Maintenance and Other Operating Expenses
Travelling Expenses	5,710
Training and Scholarship Expenses	2,657
Supplies and Materials Expenses	12,857
Utility Expenses	9,566
Communication Expenses	1,686
Awards/Rewards and Prizes	2,175
Survey, Research, Exploration and Development Expenses	200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	6,861
General Services	5,379
Repairs and Maintenance	2,055
Taxes, Insurance Premiums and Other Fees	806
Labor and Wages	1,216
Other Maintenance and Operating Expenses
Advertising Expenses	7
Printing and Publication Expenses	118
Representation Expenses	1,301
Transportation and Delivery Expenses	36
Rent/Lease Expenses	451
Membership Dues and Contributions to Organizations	55
Subscription Expenses	92
Other Maintenance and Operating Expenses	4,631

Total Maintenance and Other Operating Expenses	57,971

Total Current Operating Expenditures	404,000

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	97,975
Machinery and Equipment Outlay	4,500

Total Capital Outlays	102,475

TOTAL NEW APPROPRIATIONS	506,475

M.3. WESTERN MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	760,782,000

New Appropriations, by Program

684	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	162,083,000	₱	58,830,000	₱		₱	220,913,000
Support to Operations		890,000		29,000				919,000
Operations		458,880,000		44,070,000		36,000,000		538,950,000

HIGHER EDUCATION PROGRAM		448,961,000		36,678,000		36,000,000		521,639,000
RESEARCH PROGRAM		6,183,000		5,054,000				11,237,000
TECHNICAL ADVISORY EXTENSION PROGRAM		3,736,000		2,338,000				6,074,000

TOTAL NEW APPROPRIATIONS	₱	621,853,000	₱	102,929,000	₱	36,000,000	₱	760,782,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,061,000	₱	58,830,000	₱		₱	107,891,000
Administration of Personnel Benefits		113,022,000						113,022,000

Sub-total, General Administration and Support		162,083,000		58,830,000				220,913,000

Support to Operations
Auxiliary Services		890,000		29,000				919,000

Sub-total, Support to Operations		890,000		29,000				919,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		448,961,000		36,678,000		36,000,000		521,639,000

HIGHER EDUCATION PROGRAM		448,961,000		36,678,000		36,000,000		521,639,000

Provision of Higher Education Services		443,278,000		29,903,000				473,181,000
Project(s)
Locally-Funded Project(s)		5,683,000		6,775,000		36,000,000		48,458,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	685
STATE UNIVERSITIES AND COLLEGES

Acquisition of Equipment, College of Forestry						1,842,000		1,842,000
Acquisition of Equipment, College of Science and Math						1,158,000		1,158,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Funding for the Increase in Carrying Capacity of the College of Medicine		5,683,000		5,775,000		33,000,000		44,458,000
Higher education research improved to promote economic productivity and innovation		6,183,000		5,054,000				11,237,000

RESEARCH PROGRAM		6,183,000		5,054,000				11,237,000

Conduct of Research Services		6,183,000		5,054,000				11,237,000
Community engagement increased		3,736,000		2,338,000				6,074,000

TECHNICAL ADVISORY EXTENSION PROGRAM		3,736,000		2,338,000				6,074,000

Provision of Extension Services		3,736,000		2,338,000				6,074,000

Sub-total, Operations		458,880,000		44,070,000		36,000,000		538,950,000

TOTAL NEW APPROPRIATIONS	₱	621,853,000	₱	102,929,000	₱	36,000,000	₱	760,782,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	387,301

Total Permanent Positions	387,301

Other Compensation Common to All
Personnel Economic Relief Allowance	19,800
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	4,950
Honoraria	4,726
Mid-Year Bonus - Civilian	32,276
Year End Bonus	32,276
Cash Gift	4,125
Productivity Enhancement Incentive	4,125

686	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Step Increment	968

Total Other Compensation Common to All	103,486

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	410
Lump-sum for filling of Positions - Civilian	107,487
Lump-sum for Personnel Services	5,683

Total Other Compensation for Specific Groups	113,580

Other Benefits
PAG-IBIG Contributions	991
PhilHealth Contributions	4,189
Employees Compensation Insurance Premiums	991
Loyalty Award - Civilian	460
Terminal Leave	5,535

Total Other Benefits	12,166

Non-Permanent Positions	5,320

Total Personnel Services	621,853

Maintenance and Other Operating Expenses
Travelling Expenses	8,716
Training and Scholarship Expenses	10,581
Supplies and Materials Expenses	8,792
Utility Expenses	19,514
Communication Expenses	3,148
Survey, Research, Exploration and Development Expenses	58
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	13,236
General Services	14,650
Repairs and Maintenance	255
Financial Assistance/Subsidy	1,055
Taxes, Insurance Premiums and Other Fees	11,817
Labor and Wages	1,249
Other Maintenance and Operating Expenses
Advertising Expenses	575
Printing and Publication Expenses	605
Representation Expenses	1,051
Transportation and Delivery Expenses	41
Membership Dues and Contributions to Organizations	378
Subscription Expenses	148
Other Maintenance and Operating Expenses	6,950

Total Maintenance and Other Operating Expenses	102,929

Total Current Operating Expenditures	724,782

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	33,000
Machinery and Equipment Outlay	3,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	687
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	36,000

TOTAL NEW APPROPRIATIONS	760,782

M.4. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

For general administration and support, and operations, as indicated hereunder	₱	225,207,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,455,000	₱	42,188,000	₱		₱	79,643,000
Operations		111,873,000		8,691,000		25,000,000		145,564,000

HIGHER EDUCATION PROGRAM		111,277,000		7,243,000		25,000,000		143,520,000
RESEARCH PROGRAM		596,000		374,000				970,000
TECHNICAL ADVISORY EXTENSION PROGRAM				1,074,000				1,074,000

TOTAL NEW APPROPRIATION	₱	149,328,000	₱	50,879,000	₱	25,000,000	₱	225,207,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,879,000	₱	42,188,000	₱		₱	62,067,000
Administration of Personnel Benefits		17,576,000						17,576,000

Sub-total, General Administration and Support		37,455,000		42,188,000				79,643,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		111,277,000		7,243,000		25,000,000		143,520,000

HIGHER EDUCATION PROGRAM		111,277,000		7,243,000		25,000,000		143,520,000

688	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Provision of Higher Education Services		111,277,000		6,243,000				117,520,000
Project(s)
Locally-Funded Project(s)				1,000,000		25,000,000		26,000,000

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Expansion/Upgrading of the Fabrication Laboratory, Innovation and Business Innovation Hub Building						25,000,000		25,000,000
Higher education research improved to promote economic productivity and innovation		596,000		374,000				970,000

RESEARCH PROGRAM		596,000		374,000				970,000

Conduct of various research activities		596,000		374,000				970,000
Community engagement increased				1,074,000				1,074,000

TECHNICAL ADVISORY EXTENSION PROGRAM				1,074,000				1,074,000

Conduct of short skills training programs in the barangays and other agencies				1,074,000				1,074,000

Sub-total, Operations		111,873,000		8,691,000		25,000,000		145,564,000

TOTAL NEW APPROPRIATIONS	₱	149,328,000	₱	50,879,000	₱	25,000,000	₱	225,207,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	98,611

Total Permanent Positions	98,611

Other Compensation Common to All
Personnel Economic Relief Allowance	4,800
Representation Allowance	108
Transportation Allowance	108
Clothing and Uniform Allowance	1,200
Honoraria	4,521
Mid-Year Bonus - Civilian	8,218
Year End Bonus	8,218
Cash Gift	1,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	689
STATE UNIVERSITIES AND COLLEGES

Productivity Enhancement Incentive	1,000
Step Increment	247

Total Other Compensation Common to All	29,420

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	61
Lump-sum for filling of Positions - Civilian	16,854
Anniversary Bonus - Civilian	245

Total Other Compensation for Specific Groups	17,160

Other Benefits
PAG-IBIG Contributions	240
PhilHealth Contributions	1,023
Employees Compensation Insurance Premiums	240
Loyalty Award - Civilian	478
Terminal Leave	722

Total Other Benefits	2,703

Non-Permanent Positions	1,434

Total Personnel Services	149,328

Maintenance and Other Operating Expenses
Travelling Expenses	5,992
Training and Scholarship Expenses	4,708
Supplies and Materials Expenses	4,668
Utility Expenses	12,408
Communication Expenses	2,344
Awards/Rewards and Prizes	110
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	1,299
General Services	11,975
Repairs and Maintenance	737
Taxes, Insurance Premiums and Other Fees	1,155
Labor and Mages	2,600
Other Maintenance and Operating Expenses
Advertising Expenses	25
Printing and Publication Expenses	40
Representation Expenses	2,140
Membership Dues and Contributions to Organizations	60
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	50,879

Total Current Operating Expenditures	200,207

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	25,000

Total Capital Outlays	25,000

TOTAL NEW APPROPRIATIONS	225,207

690	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

M.5. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	187,683,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	54,697,000	₱	9,017,000	₱		₱	63,714,000
Operations		87,040,000		12,054,000		24,875,000		123,969,000

HIGHER EDUCATION PROGRAM		87,040,000		10,133,000		24,875,000		122,048,000
RESEARCH PROGRAM				1,045,000				1,045,000
TECHNICAL ADVISORY EXTENSION PROGRAM				876,000				876,000

TOTAL NEW APPROPRIATIONS	₱	141,737,000	₱	21,071,000	₱	24,875,000	₱	187,683,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	39,192,000	₱	9,017,000	₱		₱	48,209,000
Administration of Personnel Benefits		15,505,000						15,505,000

Sub-total, General Administration and Support		54,697,000		9,017,000				63,714,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		87,040,000		10,133,000		24,875,000		122,048,000

HIGHER EDUCATION PROGRAM		87,040,000		10,133,000		24,875,000		122,048,000

Provision of Higher Education Services		87,040,000		9,133,000				96,173,000
Project(s)

DECEMBER 28, 2020	OFFICIAL GAZETTE	691
STATE UNIVERSITIES AND COLLEGES

Locally-Funded Project(s)				1,000,000		24,875,000		25,875,000

Procurement of Training Equipment for the Completed Three (3) Storey Building of the ZSCMST Regional Maritime Training Center for Basic Training (Formerly SOLAS)						6,875,000		6,875,000
Upgrade of Maritime Education Laboratories and Equipment						8,000,000		8,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Procurement of IT Equipment and Accessories						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				1,045,000				1,045,000

RESEARCH PROGRAM				1,045,000				1,045,000

Conduct of Research Services				1,045,000				1,045,000
Community engagement increased				876,000				876,000

TECHNICAL ADVISORY EXTENSION PROGRAM				876,000				876,000

Provision of Extension Services				876,000				876,000

Sub-total, Operations		87,040,000		12,054,000		24,875,000		123,969,000

TOTAL NEW APPROPRIATIONS	₱	141,737,000	₱	21,071,000	₱	24,875,000	₱	187,683,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	94,136

Total Permanent Positions	94,136

Other Compensation Common to All
Personnel Economic Relief Allowance	5,640
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	1,410
Honoraria	502

692	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Mid-Year Bonus - Civilian	7,845
Year End Bonus	7,845
Cash Gift	1,175
Productivity Enhancement Incentive	1,175
Step Increment	235

Total Other Compensation Common to All	26,187

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	14,605
Other Personnel Benefits	25
Anniversary Bonus - Civilian	828

Total Other Compensation for Specific Groups	15,458

Other Benefits
PAG-IBIG Contributions	282
PhilHealth Contributions	1,057
Employees Compensation Insurance Premiums	282
Loyalty Award - Civilian	205
Terminal Leave	900

Total Other Benefits	2,726

Non-Permanent Positions	3,230

Total Personnel Services	141,737

Maintenance and Other Operating Expenses
Travelling Expenses	2,154
Training and Scholarship Expenses	2,737
Supplies and Materials Expenses	2,053
Utility Expenses	5,784
Communication Expenses	807
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	513
General Services	1,955
Repairs and Maintenance	1,182
Taxes, Insurance Premiums and Other Fees	1,359
Labor and Wages	1,532
Other Maintenance and Operating Expenses
Printing and Publication Expenses	142
Membership Dues and Contributions to Organizations	13
Subscription Expenses	220
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	21,071

Total Current Operating Expenditures	162,808

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	24,875

DECEMBER 28, 2020	OFFICIAL GAZETTE	693
STATE UNIVERSITIES AND COLLEGES

Total Capital Outlays	24,875

TOTAL NEW APPROPRIATIONS	187,683

694	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	863,959,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	125,405,000	₱	150,241,000	₱		₱	275,646,000
Support to Operations		1,050,000		5,193,000				6,243,000
Operations		213,450,000		102,734,000		265,886,000		582,070,000

HIGHER EDUCATION PROGRAM		201,895,000		100,341,000		265,886,000		568,122,000
ADVANCED EDUCATION PROGRAM		10,368,000						10,368,000
RESEARCH PROGRAM				1,067,000				1,067,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,187,000		1,326,000				2,513,000

TOTAL NEW APPROPRIATIONS	₱	339,905,000	₱	258,168,000	₱	265,886,000	₱	863,959,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	23,256,000	₱	150,241,000	₱	₱	173,497,000
Administration of Personnel Benefits		102,149,000					102,149,000

Sub-total, General Administration and Support		125,405,000		150,241,000			275,646,000

Support to Operations
Auxiliary Services		1,050,000		5,193,000			6,243,000

Sub-total, Support to Operations		1,050,000		5,193,000			6,243,000

Operations

DECEMBER 28, 2020	OFFICIAL GAZETTE	695
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	201,895,000	100,341,000	265,886,000	568,122,000

HIGHER EDUCATION PROGRAM	201,895,000	100,341,000	265,886,000	568,122,000

Provision of Higher Education Services	201,895,000	99,341,000		301,236,000
Project(s)
Locally-Funded Project(s)		1,000,000	265,886,000	266,886,000

Acquisition of Books and ICT Equipment			1,152,000	1,152,000
Acquisition of Furniture, Fixtures and Equipment for College of Education Academic Building			5,000,000	5,000,000
Completion of Academic Building for College of Education Laboratory - (SSL) Phase II with Furniture, Fixtures & Solar Panels - Annex Campus			40,500,000	40,500,000
Renovation and Maintenance of Classroom Building and Other Structures - Alubijid Campus			3,000,000	3,000,000
Completion of 3-Storey Academic School Building (Talakag Campus)			35,000,000	35,000,000
Construction of Covered Court - (Talakag Campus)			3,000,000	3,000,000
Construction of 3-Storey Academic School Building - Phase 1 (Damulog Campus)			7,800,000	7,800,000
Construction of 3-Storey Academic School Building - Phase 1 (Malitbog Campus)			7,800,000	7,800,000
Construction of 3-Storey Academic School Building - Phase 1 (Impasug-ong Campus)			7,800,000	7,800,000
Construction of 3-Storey Academic School Building - Phase 1 (Cabanglasan Campus)			7,800,000	7,800,000
Completion of 3-Storey Academic School Building - Phase 1 (Kalilangan Campus)			35,000,000	35,000,000
Construction of 3-Storey Academic School Building - Phase 1 (Quezon Campus)			7,800,000	7,800,000
Completion of 3-Storey Academic School Building - Phase 1 (Kitaotao Campus)			24,000,000	24,000,000
Construction of 3-Storey Academic School Building - Phase 1 (Libona Campus)			7,500,000	7,500,000
Construction of 3-Storey Academic School Building - Phase 1 (San Fernando Campus)			7,500,000	7,500,000

696	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Completion of 3-Storey Academic School Building - Phase 1 (Kadingilan Campus)			24,000,000	24,000,000
Mini Data Center			2,000,000	2,000,000
Network Laboratory			3,034,000	3,034,000
Repair/Renovation, Baungon Satelite Campus Classrooms			7,000,000	7,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Completion of Covered Court, Damulog Campus			1,500,000	1,500,000
Completion of Covered Court, Malitbog Campus			2,500,000	2,500,000
Completion of Covered Court, Cabanglasan Campus			2,500,000	2,500,000
Completion of Covered Court, Quezon Campus			2,500,000	2,500,000
Completion of Covered Court, San Fernando Campus			2,500,000	2,500,000
Completion of Covered Court, Baungon Campus			2,500,000	2,500,000
Construction of Three-Storey Academic Building, Alubjid Campus (Phase 1)			6,600,000	6,600,000
Construction of Three-Storey Academic Building, Talisayan Campus (Phase 1)			6,600,000	6,600,000
Acquisition of Motor Vehicle			2,000,000	2,000,000
Higher education research improved to promote economic productivity and innovation	10,368,000	1,067,000		11,435,000

ADVANCED EDUCATION PROGRAM	10,368,000			10,368,000

Provision of Advanced Education Services	10,368,000			10,368,000
RESEARCH PROGRAM		1,067,000		1,067,000

Conduct of Research Services		1,067,000		1,067,000
Community engagement increased	1,187,000	1,326,000		2,513,000

TECHNICAL ADVISORY EXTENSION PROGRAM	1,187,000	1,326,000		2,513,000

Provision of Extension Services	1,187,000	1,326,000		2,513,000

Sub-total, Operations	213,450,000	102,734,000	265,886,000	582,070,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	697
STATE UNIVERSITIES AND COLLEGES

TOTAL NEW APPROPRIATIONS	₱	339,905,000	₱	258,168,000	₱	265,886,000	₱	863,959,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	179,367

Total Permanent Positions	179,367

Other Compensation Common to All
Personnel Economic Relief Allowance	9,576
Representation Allowance	240
Transportation Allowance	240
Clothing and Uniform Allowance	2,394
Honoraria	6,212
Mid-Year Bonus - Civilian	14,948
Year End Bonus	14,948
Cash Gift	1,995
Productivity Enhancement Incentive	1,995
Step Increment	449

Total Other Compensation Common to All	52,997

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	99,475

Total Other Compensation for Specific Groups	99,488

Other Benefits
PAG-IBIG Contributions	479
PhilHealth Contributions	1,995
Employees Compensation Insurance Premiums	479
Loyalty Award - Civilian	235
Terminal Leave	2,674

Total Other Benefits	5,862

Non-Permanent Positions	2,191

Total Personnel Services	339,905

Maintenance and Other Operating Expenses
Travelling Expenses	18,901
Training and Scholarship Expenses	11,474
Supplies and Materials Expenses	29,603

698	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Utility Expenses	35,311
Communication Expenses	1,474
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	350
General Services	121,756
Repairs and Maintenance	6,728
Taxes, Insurance Premiums and Other Fees	4,786
Other Maintenance and Operating Expenses
Advertising Expenses	70
Printing and Publication Expenses	1,469
Representation Expenses	2,326
Transportation and Delivery Expenses	162
Membership Dues and Contributions to Organizations	54
Subscription Expenses	994
Other Maintenance and Operating Expenses	22,560

Total Maintenance and Other Operating Expenses	258,168

Total Current Operating Expenditures	598,073

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	252,700
Machinery and Equipment Outlay	6,186
Transportation Equipment	2,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	265,886

TOTAL NEW APPROPRIATIONS	863,959

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	184,524,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	18,287,000	₱	6,188,000	₱		₱	24,475,000
Operations		47,256,000		19,093,000		93,700,000		160,049,000

HIGHER EDUCATION PROGRAM		44,567,000		19,093,000		93,700,000		157,360,000
ADVANCED EDUCATION PROGRAM		2,689,000						2,689,000

TOTAL NEW APPROPRIATIONS	₱	65,543,000	₱	25,281,000	₱	93,700,000	₱	184,524,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	699
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,851,000	₱	6,188,000	₱		₱	19,039,000
Administration of Personnel Benefits		5,436,000						5,436,000

Sub-total, General Administration and Support		18,287,000		6,188,000				24,475,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		44,567,000		19,093,000		93,700,000		157,360,000

HIGHER EDUCATION PROGRAM		44,567,000		19,093,000		93,700,000		157,360,000

Provision of Higher Education Services		44,567,000		18,093,000				62,660,000
Project(s)
Locally-Funded Project(s)				1,000,000		93,700,000		94,700,000

Completion of Agri. Building with Library-CPSC Catarman Campus						6,000,000		6,000,000
Purchase of Library Books						8,000,000		8,000,000
Renovation and Upgrading of Catarman Audio Visual Room						6,000,000		6,000,000
Rehabilitation of Existing Computer Laboratory Rooms and Provision for Internet Connectivity						1,200,000		1,200,000
Completion of Science Laboratory Building						18,000,000		18,000,000
Purchase of Science Laboratory Equipment						15,000,000		15,000,000
Purchase of Laboratory Equipment for Engineering and Technology (Electrical, Electronics, Construction)						14,500,000		14,500,000
Purchase of Agricultural Laboratory Equipment						15,000,000		15,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

700	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ICT Connection and other Equipment				500,000				500,000
Construction of Three-Storey Engineering Building with Furniture and Fixtures						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		2,689,000						2,689,000

ADVANCED EDUCATION PROGRAM		2,689,000						2,689,000

Provision of Advanced Education Services		2,689,000						2,689,000

Sub-total, Operations		47,256,000		19,093,000		93,700,000		160,049,000

TOTAL NEW APPROPRIATIONS	₱	65,543,000	₱	25,281,000	₱	93,700,000	₱	184,524,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								46,094

Total Permanent Positions								46,094

Other Compensation Common to All
Personnel Economic Relief Allowance								2,640
Representation Allowance								108
Transportation Allowance								108
Clothing and Uniform Allowance								660
Honoraria								291
Mid-Year Bonus - Civilian								3,841
Year End Bonus								3,841
Cash Gift								550
Productivity Enhancement Incentive								550
Step Increment								115

Total Other Compensation Common to All								12,704

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								185
Lump-sun for filling of Positions - Civilian								5,436

Total Other Compensation for Specific Groups								5,621

Other Benefits
PAG-IBIG Contributions								133
PhilHealth Contributions								535

DECEMBER 28, 2020	OFFICIAL GAZETTE	701
STATE UNIVERSITIES AND COLLEGES

Employees Compensation Insurance Premiums	133
Loyalty Award - Civilian	90

Total Other Benefits	891

Non-Permanent Positions	233

Total Personnel Services	65,543

Maintenance and Other Operating Expenses
Travelling Expenses	4,286
Training and Scholarship Expenses	3,255
Supplies and Materials Expenses	3,893
Utility Expenses	3,839
Communication Expenses	2,025
Survey, Research, Exploration and Development Expenses	2,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	384
Repairs and Maintenance	1,105
Taxes, Insurance Premiums and Other Fees	981
Other Maintenance and Operating Expenses
Representation Expenses	1,378
Membership Dues and Contributions to Organizations	145
Subscription Expenses	286
Other Maintenance and Operating Expenses	1,594

Total Maintenance and Other Operating Expenses	25,281

Total Current Operating Expenditures	90,824

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	39,200
Machinery and Equipment Outlay	44,500
Furniture, Fixtures and Books Outlay	10,000

Total Capital Outlays	93,700

TOTAL NEW APPROPRIATIONS	184,524

N.3. CENTRAL MINDANAO UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	828,302,000

New Appropriations, by Program

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

702	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

General Administration and Support	₱	125,870,000	₱	96,887,000	₱		₱	222,757,000
Support to Operations		68,944,000		4,608,000		65,000,000		138,552,000
Operations		307,429,000		49,530,000		110,034,000		466,993,000

HIGHER EDUCATION PROGRAM		285,799,000		46,439,000		100,034,000		432,272,000
RESEARCH PROGRAM		9,996,000		1,751,000		10,000,000		21,747,000
TECHNICAL ADVISORY EXTENSION PROGRAM		11,634,000		1,340,000				12,974,000

TOTAL NEW APPROPRIATIONS	₱	502,243,000	₱	151,025,000	₱	175,034,000	₱	828,302,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	55,394,000	₱	96,887,000	₱	₱	152,281,000
Administration of Personnel Benefits		70,476,000					70,476,000

Sub-total, General Administration and Support		125,870,000		96,887,000			222,757,000

Support to Operations
Auxiliary Services		68,944,000		4,608,000			73,552,000
Project(s)
Locally-Funded Project(s)					65,000,000		65,000,000

Completion of University Hospital - Phase V					30,000,000		30,000,000
Proposed Re-Piping of CNU Water Supply System					35,000,000		35,000,000

Sub-total, Support to Operations		68,944,000		4,608,000	65,000,000		138,552,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		285,799,000		46,439,000	100,034,000		432,272,000

HIGHER EDUCATION PROGRAM		285,799,000		46,439,000	100,034,000		432,272,000

Provision of Higher Education Services		285,799,000		45,439,000			331,238,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	703
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)				1,000,000		100,034,000		101,034,000

Completion of Institute of Computer Applications (ICA) Building with Furniture, Fixture & Equipment - Phase IV						10,000,000		10,000,000
Construction of CMU Faculty Association Building - Phase II						15,000,000		15,000,000
Construction of Veterinary Medicine Academic Building - Phase II						30,000,000		30,000,000
Proposed Construction of Virtual Nursing Arts Building						10,034,000		10,034,000
Installation of CMU Solar Street Light (Sampaguita to College Park to Seednet to Solar Irrigation and Indigenous Peoples Area)						5,000,000		5,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Construction of Multi-Purpose Facility (Farmers Technology Hub)						30,000,000		30,000,000
Higher education research improved to promote economic productivity and innovation		9,996,000		1,751,000		10,000,000		21,747,000

RESEARCH PROGRAM		9,996,000		1,751,000		10,000,000		21,747,000

Conduct of Research Services		9,996,000		1,751,000				11,747,000
Project(s)
Locally-Funded Project(s)						10,000,000		10,000,000

Proposed Construction of Crop Research Center Building - Phase I						10,000,000		10,000,000
Community engagement increased		11,634,000		1,340,000				12,974,000

TECHNICAL ADVISORY EXTENSION PROGRAM		11,634,000		1,340,000				12,974,000

Provision of Extension Services		11,634,000		1,340,000				12,974,000

Sub-total, Operations		307,429,000		49,530,000		110,034,000		466,993,000

TOTAL NEW APPROPRIATIONS	₱	502,243,000	₱	151,025,000	₱	175,034,000	₱	828,302,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

704	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	327,750

Total Permanent Positions	327,750

Other Compensation Common to All
Personnel Economic Relief Allowance	19,368
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	4,842
Honoraria	3,698
Mid-Year Bonus - Civilian	27,313
Year End Bonus	27,313
Cash Gift	4,035
Productivity Enhancement Incentive	4,035
Step Increment	820

Total Other Compensation Common to All	91,928

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,975
Lump-sum for filling of Positions - Civilian	61,017

Total Other Compensation for Specific Groups	62,992

Other Benefits
PAG-IBIG Contributions	968
PhilHealth Contributions	3,475
Employees Compensation Insurance Premiums	968
Terminal Leave	9,459

Total Other Benefits	14,870

Non-Permanent Positions	4,703

Total Personnel Services	502,243

Maintenance and Other Operating Expenses
Travelling Expenses	12,802
Training and Scholarship Expenses	36,872
Supplies and Materials Expenses	35,125
Utility Expenses	18,737
Communication Expenses	3,013
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	310
Professional Services	875
General Services	15,055
Repairs and Maintenance	19,407
Taxes, Insurance Premiums and Other Fees	1,577
Other Maintenance and Operating Expenses
Advertising Expenses	111

DECEMBER 28, 2020	OFFICIAL GAZETTE	705
STATE UNIVERSITIES AND COLLEGES

Printing and Publication Expenses	221
Representation Expenses	310
Membership Dues and Contributions to Organizations	209
Other Maintenance and Operating Expenses	6,401

Total Maintenance and Other Operating Expenses	151,025

Total Current Operating Expenditures	653,268

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	40,000
Buildings and Other Structures	130,034
Machinery and Equipment Outlay	2,500
Furniture, Fixtures and Books Outlay	2,500

Total Capital Outlays	175,034

TOTAL NEW APPROPRIATIONS	828,302

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	1,295,574,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	171,212,000	₱	77,859,000	₱		₱	249,071,000
Support to Operations		16,662,000		100,405,000				117,067,000
Operations		605,740,000		145,871,000		177,825,000		929,436,000

HIGHER EDUCATION PROGRAM		559,779,000		75,314,000		177,825,000		812,918,000
ADVANCED EDUCATION PROGRAM		24,945,000		1,662,000				26,607,000
RESEARCH PROGRAM		15,096,000		55,408,000				70,504,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,920,000		13,487,000				19,407,000

TOTAL NEW APPROPRIATIONS	₱	793,614,000	₱	324,135,000	₱	177,825,000	₱	1,295,574,000

New Appropriations, by Programs/Activities/Projects

706	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	63,092,000	₱	77,859,000	₱		₱	140,951,000
Administration of Personnel Benefits		108,120,000						108,120,000

Sub-total, General Administration and Support		171,212,000		77,859,000				249,071,000

Support to Operations
Auxiliary Services		16,662,000		100,405,000				117,067,000

Sub-total, Support to Operations		16,662,000		100,405,000				117,067,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		559,779,000		75,314,000		177,825,000		812,918,000

HIGHER EDUCATION PROGRAM		559,779,000		75,314,000		177,825,000		812,918,000

Provision of Higher Education Services		559,779,000		73,814,000		12,825,000		646,418,000
Project(s)
Locally-Funded Project(s)				1,500,000		165,000,000		166,500,000

Conduct of Activities for Sports and Culture Development				1,000,000				1,000,000
Construction/Completion of 5-Storey College of Education Laboratory Building						155,000,000		155,000,000
ICT Connection and other Equipment				500,000				500,000
Acquisition of a High-Performance Computing (HPC) System for the Premier Research Institute of Science and Mathematics (PRISM)						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		40,041,000		57,070,000				97,111,000

ADVANCED EDUCATION PROGRAM		24,945,000		1,662,000				26,607,000

Provision of Advanced Education Services		24,945,000		1,662,000				26,607,000
RESEARCH PROGRAM		15,096,000		55,408,000				70,504,000

Conduct of Research Services		15,096,000		55,408,000				70,504,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	707
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)				5,000,000				5,000,000

Futures Thinking Research and Artificial Intelligence Applications				5,000,000				5,000,000
Community engagement increased		5,920,000		13,487,000				19,407,000

TECHNICAL ADVISORY EXTENSION PROGRAM		5,920,000		13,487,000				19,407,000

Provision of Extension Services		5,920,000		13,487,000				19,407,000

Sub-total, Operations		605,740,000		145,871,000		177,825,000		929,436,000

TOTAL NEW APPROPRIATIONS	₱	793,614,000	₱	324,135,000	₱	177,825,000	₱	1,295,574,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	546,149

Total Permanent Positions	546,149

Other Compensation Common to All
Personnel Economic Relief Allowance	18,936
Representation Allowance	420
Transportation Allowance	420
Clothing and Uniform Allowance	4,734
Honoraria	1,243
Mid-Year Bonus - Civilian	45,511
Year End Bonus	45,511
Cash Gift	3,945
Productivity Enhancement Incentive	3,945
Step Increment	1,365

Total Other Compensation Common to All	126,030

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	166
Lump-sum for filling of Positions - Civilian	104,781
Lump-sum for NBC 308	3,000

Total Other Compensation for Specific Groups	107,947

Other Benefits
PAG-IBIG Contributions	947
PhilHealth Contributions	4,226

708	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Employees Compensation Insurance Premiums	947
Loyalty Award - Civilian	715
Terminal Leave	3,339

Total Other Benefits	10,174

Non-Permanent Positions	3,314

Total Personnel Services	793,614

Maintenance and Other Operating Expenses
Travelling Expenses	15,448
Training and Scholarship Expenses	51,722
Supplies and Materials Expenses	32,256
Utility Expenses	45,144
Communication Expenses	14,668
Survey, Research, Exploration and Development Expense	5,000
Awards/Rewards and Prizes	14,976
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	24,680
General Services	54,512
Repairs and Maintenance	19,760
Taxes, Insurance Premiums and Other Fees	4,669
Other Maintenance and Operating Expenses
Printing and Publication Expenses	4,778
Representation Expenses	2,873
Transportation and Delivery Expenses	40
Rent/Lease Expenses	173
Membership Dues and Contributions to Organizations	332
Subscription Expenses	612
Other Maintenance and Operating Expenses	32,312

Total Maintenance and Other Operating Expenses	324,135

Total Current Operating Expenditures	1,117,749

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	155,000
Machinery and Equipment Outlay	22,825

Total Capital Outlays	177,825

TOTAL NEW APPROPRIATIONS	1,295,574

N.5. NORTHERN BUKIDNON STATE COLLEGE

For operations, as indicated hereunder hereunder	₱	50,000,000

New Appropriations, by Program

Current Operatinq Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	709
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
Operations	₱	35,720,000	₱	9,580,000	₱	4,700,000	₱	50,000,000

HIGHER EDUCATION PROGRAM		35,720,000		9,580,000		4,700,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	35,720,000	₱	9,580,000	₱	4,700,000	₱	50,000,000

New Appropriations, by Programs

	Current Operatinq Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		35,720,000		9,580,000		4,700,000		50,000,000

HIGHER EDUCATION PROGRAM		35,720,000		9,580,000		4,700,000		50,000,000

Provision of Higher Education Services		35,720,000		9,580,000		4,700,000		50,000,000

TOTAL NEW APPROPRIATIONS	₱	35,720,000	₱	9,580,000	₱	4,700,000	₱	50,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Creation of New Positions	35,720

Total Personnel Services	35,720

Maintenance and Other Operating Expenses
Travelling Expenses	500
Training and Scholarship Expenses	500
Supplies and Materials Expenses	1,000
Utility Expenses	1,200
Communication Expenses	200
Repairs and Maintenance	5,140
Other Maintenance and Operating Expenses	1,040

710	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Maintenance and Other Operating Expenses	9,580

Total Current Operating Expenditures	45,300

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,000
Transportation and Equipment Outlay	1,800
Furnitures, Fixtures and Books Outlay	1,900

Total Capital Outlays	4,700

TOTAL NEW APPROPRIATIONS	50,000

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	159,115,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	27,099,000	₱	14,587,000	₱	23,791,000	₱	65,477,000
Operations		39,099,000		6,539,000		48,000,000		93,638,000

HIGHER EDUCATION PROGRAM		39,099,000		3,059,000		23,000,000		65,158,000
RESEARCH PROGRAM				2,998,000		25,000,000		27,998,000
TECHNICAL ADVISORY EXTENSION PROGRAM				482,000				482,000

TOTAL NEW APPROPRIATIONS	₱	66,198,000	₱	21,126,000	₱	71,791,000	₱	159,115,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	9,243,000	₱	14,587,000	₱	₱	23,830,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	711
STATE UNIVERSITIES AND COLLEGES

Administration of Personnel Benefits	17,856,000			17,856,000
Project(s)
Locally-Funded Project(s)			23,791,000	23,791,000

Construction of Fence and Gates, Phase II			8,791,000	8,791,000
Purchase and Installation of Body Thermal Equipment			10,000,000	10,000,000
Purchase and Installation of Sanitation Facilities			5,000,000	5,000,000

Sub-total, General Administration and Support	27,099,000	14,587,000	23,791,000	65,477,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	39,099,000	3,059,000	23,000,000	65,158,000

HIGHER EDUCATION PROGRAM	39,099,000	3,059,000	23,000,000	65,158,000

Provision of Higher Education Services	39,099,000	2,059,000		41,158,000
Project(s)
Locally-Funded Project(s)		1,000,000	23,000,000	24,000,000

Purchase of Books, E-books and Other Library Holdings			13,000,000	13,000,000
Construction of Dormitory Phase 1			10,000,000	10,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and other Equipment		500,000		500,000
Higher education research improved to promote economic productivity and innovation		2,998,000	25,000,000	27,998,000

RESEARCH PROGRAM		2,998,000	25,000,000	27,998,000

Conduct of Research Services		2,998,000		2,998,000
Project(s)
Locally-Funded Project(s)			25,000,000	25,000,000

Establishment of Biological Resoure Research Institute for Mindanao (BRRIM)			25,000,000	25,000,000
Community engagement increased		482,000		482,000

712	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

TECHNICAL ADVISORY EXTENSION PROGRAM				482,000				482,000

Provision of Extension Services				482,000				482,000

Sub-total, Operations		39,099,000		6,539,000		48,000,000		93,638,000

TOTAL NEW APPROPRIATIONS	₱	66,198,000	₱	21,126,000	₱	71,791,000	₱	159,115,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								37,212

Total Permanent Positions								37,212

Other Compensation Common to All
Personnel Economic Relief Allowance								2,160
Clothing and Uniform Allowance								540
Honoraria								95
Mid-Year Bonus - Civilian								3,101
Year End Bonus								3,101
Cash Gift								450
Productivity Enhancement Incentive								450
Step Increment								93

Total Other Compensation Common to All								9,990

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								15
Lump-sum for filling of Positions - Civilian								17,856

Total Other Compensation for Specific Groups								17,871

Other Benefits
PAG-IBIG Contributions								108
PhilHealth Contributions								444
Employees Compensation Insurance Premiums								108

Total Other Benefits								660

Non-Permanent Positions								465

Total Personnel Services								66,198

Maintenance and Other Operating Expenses
Travelling Expenses								1,757

DECEMBER 28, 2020	OFFICIAL GAZETTE	713
STATE UNIVERSITIES AND COLLEGES

Training and Scholarship Expenses	2,461
Supplies and Materials Expenses	1,982
Utility Expenses	9,218
Communication Expenses	686
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	112
Professional Services	758
General Services	2,240
Repairs and Maintenance	478
Taxes, Insurance Premiums and Other Fees	100
Labor and Wages	49
Other Maintenance and Operating Expenses
Advertising Expenses	10
Printing and Publication Expenses	259
Representation Expenses	124
Membership Dues and Contributions to Organizations	52
Subscription Expenses	10
Other Maintenance and Operating Expenses	830

Total Maintenance and Other Operating Expenses	21,126

Total Current Operating Expenditures	87,324

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	8,791
Infrastructure Outlay	5,000
Buildings and Other Structures	35,000
Machinery and Equipment Outlay	10,000
Furniture, Fixtures and Books Outlay	13,000

Total Capital Outlays	71,791

TOTAL NEW APPROPRIATIONS	159,115

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱	426,467,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	62,690,000	₱	33,710,000	₱		₱	96,400,000
Support to Operations		8,953,000		1,645,000		12,534,000		23,132,000
Operations		213,257,000		28,678,000		65,000,000		306,935,000

HIGHER EDUCATION PROGRAM		204,111,000		23,458,000		15,000,000		242,569,000

714	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ADVANCED EDUCATION PROGRAM		6,810,000		1,942,000				8,752,000
RESEARCH PROGRAM		1,986,000		2,265,000		50,000,000		54,251,000
TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,013,000				1,363,000

TOTAL NEW APPROPRIATIONS	₱	284,900,000	₱	64,033,000	₱	77,534,000	₱	426,467,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,135,000	₱	33,710,000	₱		₱	57,845,000
Administration of Personnel Benefits		38,555,000						38,555,000

Sub-total, General Administration and Support		62,690,000		33,710,000				96,400,000

Support to Operations
Auxiliary Services		8,953,000		1,645,000		12,534,000		23,132,000

Sub-total, Support to Operations		8,953,000		1,645,000		12,534,000		23,132,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		204,111,000		23,458,000		15,000,000		242,569,000

HIGHER EDUCATION PROGRAM		204,111,000		23,458,000		15,000,000		242,569,000

Provision of Higher Education Services		204,111,000		22,458,000				226,569,000
Project(s)
Locally-Funded Project(s)				1,000,000		15,000,000		16,000,000

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and other Equipment				500,000				500,000
Construction of University Residences- USTP Cagayan De Oro Campus						10,000,000		10,000,000
Purchase of Laboratory Equipment for BS Naval Architecture and Marine Engineering- USTP Jasaan Campus						5,000,000		5,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	715
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation		8,796,000		4,207,000		50,000,000		63,003,000

ADVANCED EDUCATION PROGRAM		6,810,000		1,942,000				8,752,000

Provision of Advanced Education Services		6,810,000		1,942,000				8,752,000
RESEARCH PROGRAM		1,986,000		2,265,000		50,000,000		54,251,000

Conduct of Research Services		1,986,000		2,265,000		50,000,000		54,251,000
Community engagement increased		350,000		1,013,000				1,363,000

TECHNICAL ADVISORY EXTENSION PROGRAM		350,000		1,013,000				1,363,000

Provision of Extension Services		350,000		1,013,000				1,363,000

Sub-total, Operations		213,257,000		28,678,000		65,000,000		306,935,000

T0TAL NEW APPROPRIATIONS	₱	284,900,000	₱	64,033,000	₱	77,534,000	₱	426,467,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	186,722

Total Permanent Positions	186,722

Other Compensation Common to All
Personnel Economic Relief Allowance	9,936
Representation Allowance	342
Transportation Allowance	342
Clothing and Uniform Allowance	2,484
Honoraria	3,179
Mid-Year Bonus - Civilian	15,561
Year End Bonus	15,561
Cash Gift	2,070
Productivity Enhancement Incentive	2,070
Step Increment	466

Total Other Compensation Common to All	52,011

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	1,191
Lump-sum for filling of Positions - Civilian	37,497

Total Other Compensation for Specific Groups	38,688

716	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	496
PhilHealth Contributions	2,019
Employees Compensation Insurance Premiums	496
Terminal Leave	1,058

Total Other Benefits	4,069

Non-Permanent Positions	3,410

Total Personnel Services	284,900

Maintenance and Other Operating Expenses
Travelling Expenses	4,420
Training and Scholarship Expenses	1,400
Supplies and Materials Expenses	5,150
Utility Expenses	19,600
Communication Expenses	1,425
Awards/Rewards and Prizes	760
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	342
Professional Services	1,550
General Services	7,107
Repairs and Maintenance	8,603
Taxes, Insurance Premiums and Other Fees	7,250
Other Maintenance and Operating Expenses
Advertising Expenses	520
Printing and Publication Expenses	690
Representation Expenses	2,253
Transportation and Delivery Expenses	950
Rent/Lease Expenses	550
Membership Dues and Contributions to Organizations	268
Subscription Expenses	695
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	64,033

Total Current Operating Expenditures	348,933

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	72,534
Machinery and Equipment Outlay	5,000

Total Capital Outlays	77,534

TOTAL NEW APPROPRIATIONS	426,467

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	169,792,000

New Appropriations, by Program

DECEMBER 28, 2020	OFFICIAL GAZETTE	717
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,928,000	₱	32,055,000	₱		₱	47,983,000
Operations		50,594,000		6,681,000		64,534,000		121,809,000

HIGHER EDUCATION PROGRAM		50,594,000		3,937,000		5,250,000		59,781,000
RESEARCH PROGRAM				2,030,000		34,284,000		36,314,000
TECHNICAL ADVISORY EXTENSION PROGRAM				714,000		25,000,000		25,714,000

TOTAL NEW APPROPRIATIONS	₱	66,522,000	₱	38,736,000	₱	64,534,000	₱	169,792,000

New Appropriations, by Programs

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,012,000	₱	32,055,000	₱		₱	43,067,000
Administration of Personnel Benefits		4,916,000						4,916,000

Sub-total, General Administration and Support		15,928,000		32,055,000				47,983,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		50,594,000		3,937,000		5,250,000		59,781,000

HIGHER EDUCATION PROGRAM		50,594,000		3,937,000		5,250,000		59,781,000

Provision of Higher Education Services		50,594,000		2,937,000		3,250,000		56,781,000
Project(s)
Locally-Funded Project(s)				1,000,000		2,000,000		3,000,000

Improvement of Road Network and Drainage - Phase 2						2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

718	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ICT Connection and other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation				2,030,000		34,284,000		36,314,000

RESEARCH PROGRAM				2,030,000		34,284,000		36,314,000

Conduct of Research Services				2,030,000		34,284,000		36,314,000
Community engagement increased				714,000		25,000,000		25,714,000

TECHNICAL ADVISORY EXTENSION PROGRAM				714,000		25,000,000		25,714,000

Provision of Extension Services				714,000		25,000,000		25,714,000

Sub-total, Operations		50,594,000		6,681,000		64,534,000		121,809,000

TOTAL NEW APPROPRIATIONS	₱	66,522,000	₱	38,736,000	₱	64,534,000	₱	169,792,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,797

Total Permanent Positions	45,797

Other Compensation Common to All
Personnel Economic Relief Allowance	1,680
Representation Allowance	60
Transportation Allowance	60
Clothing and Uniform Allowance	420
Honoraria	2,500
Mid-Year Bonus - Civilian	3,817
Year End Bonus	3,817
Cash Gift	350
Productivity Enhancement Incentive	350
Step Increment	115

Total Other Compensation Common to All	13,169

Other Compensation for Specific Groups
Magna Carta for Public Health	42
Lump-sum for filling of Positions - Civilian	4,916

Total Other Compensation for Specific Groups	4,958

Other Benefits

DECEMBER 28, 2020	OFFICIAL GAZETTE	719
STATE UNIVERSITIES AND COLLEGES

PAG-IBIG Contributions	84
PhilHealth Contributions	380
Employees Compensation Insurance Premiums	84
Loyalty Award - Civilian	50

Total Other Benefits	598

Non-Permanent Positions	2,000

Total Personnel Services	66,522

Maintenance and Other Operating Expenses
Travelling Expenses	4,920
Training and Scholarship Expenses	1,570
Supplies and Materials Expenses	11,770
Utility Expenses	5,200
Communication Expenses	1,500
Awards/Rewards and Prizes	1,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	1,424
General Services	3,678
Repairs and Maintenance	2,600
Taxes, Insurance Premiums and Other Fees	1,000
Other Maintenance and Operating Expenses
Advertising Expenses	1,000
Printing and Publication Expenses	150
Representation Expenses	537
Transportation and Delivery Expenses	50
Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations Other Maintenance and Operating Expenses	120 2,000

Total Maintenance and Other Operating Expenses	38,736

Total Current Operating Expenditures	105,258

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	2,000
Buildings and Other Structures	59,284
Machinery and Equipment Outlay	3,250

Total Capital Outlays	64,534

TOTAL NEW APPROPRIATIONS	169,792

720	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

0. REGION XI - DAVAO

0.1. COMPOSTELA VALLEY STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	141,890,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	5,183,000	₱	5,453,000	₱		₱	10,636,000
Operations		28,502,000		16,702,000		86,050,000		131,254,000

HIGHER EDUCATION PROGRAM		28,502,000		10,291,000		86,050,000		124,843,000
RESEARCH PROGRAM				6,013,000				6,013,000
TECHNICAL ADVISORY EXTENSION PROGRAM				398,000				398,000

TOTAL NEW APPROPRIATIONS	₱	33,685,000	₱	22,155,000	₱	86,050,000	₱	141,890,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	3,834,000	₱	5,453,000	₱		₱	9,287,000
Administration of Personnel Benefits		1,349,000						1,349,000

Sub-total, General Administration and Support		5,183,000		5,453,000				10,636,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		28,502,000		10,291,000		86,050,000		124,843,000

HIGHER EDUCATION PROGRAM		28,502,000		10,291,000		86,050,000		124,843,000

Provision of Higher Education Services		28,502,000		9,291,000		32,650,000		70,443,000
Project(s)

DECEMBER 28, 2020	OFFICIAL GAZETTE	721
STATE UNIVERSITIES AND COLLEGES

Locally-Funded Project(s)				1,000,000		53,400,000		54,400,000

Completion of Farm Shop in Maparat						1,700,000		1,700,000
Completion of Farm Shop in Maragusan Campus						1,700,000		1,700,000
Construction of 5-Storey (25) Classroom Administrative/Academic Building in Compostela Main Campus (Phase 1 of 3)						50,000,000		50,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation				6,013,000				6,013,000

RESEARCH PROGRAM				6,013,000				6,013,000

Conduct of Research Services				6,013,000				6,013,000
Community engagement increased				398,000				398,000

TECHNICAL ADVISORY EXTENSION PROGRAM				398,000				398,000

Provision of Extension Services				398,000				398,000

Sub-total, Operations		28,502,000		16,702,000		86,050,000		131,254,000

TOTAL NEW APPROPRIATES	₱	33,685,000	₱	22,155,000	₱	86,050,000	₱	141,890,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,520

Total Permanent Positions	24,520

Other Compensation Common to All
Personnel Economic Relief Allowance	1,728
Representation Allowance	102
Transportation Allowance	102
Clothing and Uniform Allowance	432
Honoraria	72
Mid-Year Bonus - Civilian	2,043

722	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Year End Bonus	2,043
Cash Gift	360
Productivity Enhancement Incentive	360
Step Increment	61

Total Other Compensation Common to All	7,303

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	21
Lump-sum for filling of Positions - Civilian	1,349

Total Other Compensation for Specific Groups	1,370

Other Benefits
PAG-IBIG Contributions	86
PhilHealth Contributions	320
Employees Compensation Insurance Premiums	86

Total Other Benefits	492

Total Personnel Services	33,685

Maintenance and Other Operating Expenses
Travelling Expenses	1,753
Training and Scholarship Expenses	1,050
Supplies and Materials Expenses	3,381
Utility Expenses	9,261
Communication Expenses	2,022
Awards/Rewards and Prizes	75
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	728
General Services	487
Repairs and Maintenance	480
Taxes, Insurance Premiums and Other Fees	130
Other Maintenance and Operating Expenses
Printing and Publication Expenses	730
Representation Expenses	909
Membership Dues and Contributions to Organizations	427
Other Maintenance and Operating Expenses	586

Total Maintenance and Other Operating Expenses	22,155

Total Current Operating Expenditures	55,840

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	53,400
Machinery and Equipment Outlay	32,000
Furniture, Fixtures and Books Outlay	650

Total Capital Outlays	86,050

TOTAL NEW APPROPRIATIONS	141,890

DECEMBER 28, 2020	OFFICIAL GAZETTE	723
STATE UNIVERSITIES AND COLLEGES

O.2. DAVAO DEL NORTE STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	311,304,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	29,038,000	₱	3,342,000	₱		₱	32,380,000
Operations		55,119,000		18,771,000		205,034,000		278,924,000

HIGHER EDUCATION PROGRAM		54,979,000		12,726,000		205,034,000		272,739,000
ADVANCED EDUCATION PROGRAM		140,000						140,000
RESEARCH PROGRAM				676,000				676,000
TECHNICAL ADVISORY EXTENSION PROGRAM				5,369,000				5,369,000

TOTAL NEW APPROPRIATIONS	₱	84,157,000	₱	22,113,000	₱	205,034,000	₱	311,304,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	18,677,000	₱	3,342,000	₱		₱	22,019,000
Administration of Personnel Benefits		10,361,000						10,361,000

Sub-total, General Administration and Support		29,038,000		3,342,000				32,380,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		54,979,000		12,726,000		205,034,000		272,739,000

HIGHER EDUCATION PROGRAM		54,979,000		12,726,000		205,034,000		272,739,000

724	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Provision of Higher Education Services		54,979,000		11,726,000				66,705,000
Preject(s)
Locally-Funded Project(s)				1,000,000		205,034,000		206,034,000

Construction of Four (4) Storey Academic Building with Roof Deck (Phase 2 of 3) and Acquisition of Machinery and Equipment						7,500,000		7,500,000
Four (4) - Storey Academic Building with Roof Deck (Phase 3 of 3)						20,000,000		20,000,000
Completion of Repainting of School Buildings (Phase 2 of 2)						20,000,000		20,000,000
Completion of Renovation of College AVR (Phase 2 of 2)						8,000,000		8,000,000
Completion of Campus Lighting (Light Posts) Phase 2 of 2						10,000,000		10,000,000
Completion of Renovation of College Hostel						15,000,000		15,000,000
Improvement of Sports and Recreational Area (Construction of Grandstand with OSS Offices - Phase 3 of 3)						62,000,000		62,000,000
Drainage Mater and Electrical System Enhancement						15,000,000		15,000,000
Three (3) Storey Gender and Development (GAD) Health and Wellness Complex						47,534,000		47,534,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		140,000		676,000				816,000

ADVANCED EDUCATION PROGRAM		140,000						140,000

Provision of Advanced Education Services		140,000						140,000
RESEARCH PROGRAM				676,000				676,000

Conduct of Research Services				676,000				676,000
Community engagement increased				5,369,000				5,369,000

TECHNICAL ADVISORY EXTENSION PROGRAM				5,369,000				5,369,000

Provision of Extension Services				5,369,000				5,369,000

Sub-total, Operations		55,119,000		18,771,000		205,034,000		278,924,000

TOTAL NEW APPROPRIATIONS	₱	84,157,000	₱	22,113,000	₱	205,034,000	₱	311,304,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	725
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	56,586

Total Permanent Positions	56,586

Other Compensation Common to All
Personnel Economic Relief Allowance	3,144
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	786
Honoraria	321
Mid-Year Bonus - Civilian	4,715
Year End Bonus	4,715
Cash Gift	655
Productivity Enhancement Incentive	655
Step Increment	142

Total Other Compensation Common to All	15,493

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	15
Lump-sum for filling of Positions - Civilian	6,366

Total Other Compensation for Specific Groups	6,381

Other Benefits
PAG-IBIG Contributions	158
PhilHealth Contributions	612
Employees Compensation Insurance Premiums	158
Loyalty Award Civilian	85
Terminal Leave	3,995

Total Other Benefits	5,008

Non-Permanent Positions	689

Total Personnel Services	84,157

Maintenance and Other Operating Expenses
Travelling Expenses	949
Training and Scholarship Expenses	1,980
Supplies and Materials Expenses	3,916
Utility Expenses	8,158
Communication Expenses	1,485

726	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Awards/Rewards and Prizes	10
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	345
General Services	320
Repairs and Maintenance	610
Taxes, Insurance Premiums and Other Fees	140
Other Maintenance and Operating Expenses
Printing and Publication Expenses	20
Representation Expenses	330
Transportation and Delivery Expenses	20
Rent/Lease Expenses	30
Membership Dues and Contributions to Organizations	50
Other Maintenance and Operating Expenses	3,600

Total Maintenance and Other Operating Expenses	22,113

Total Current Operating Expenditures	106,270

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	15,000
Infrastructure Outlay	10,000
Buildings and Other Structures	172,534
Machinery and Equipment Outlay	7,500

Total Capital Outlays	205,034

TOTAL NEW APPROPRIATIONS	311,304

O.3. DAVAO DEL SUR STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	100,938,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,708,000	₱	5,872,000	₱		₱	16,580,000
Operations				11,824,000		72,534,000		84,358,000

HIGHER EDUCATION PROGRAM				9,490,000		72,534,000		82,024,000
RESEARCH PROGRAM				1,434,000				1,434,000
TECHNICAL ADVISORY EXTENSION PROGRAM				900,000				900,000

TOTAL NEW APPROPRIATIONS	₱	10,708,000	₱	17,696,000	₱	72,534,000	₱	100,938,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	727
STATE UNIVERSITIES AND COLLEGES

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,708,000	₱	5,872,000	₱		₱	16,580,000

Sub-total, General Administration and Support		10,708,000		5,872,000				16,580,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased				9,490,000		72,534,000		82,024,000

HIGHER EDUCATION PROGRAM				9,490,000		72,534,000		82,024,000

Provision of Higher Education Services				8,490,000		3,000,000		11,490,000
Project(s)
Locally-Funded Project(s)				1,000,000		69,534,000		70,534,000

Establishment (Design and build) of 3-Storey Green Technology Earthquake-Proof Agriculture and DevCom Academic Building (Phase 1 of 2)						51,534,000		51,534,000
Establishment of Two 3-Phase Electrical Transformers						8,000,000		8,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Establishment of DSSC Virtual Library (Building)						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				1,434,000				1,434,000

RESEARCH PROGRAM				1,434,000				1,434,000

Conduct of Research Services				1,434,000				1,434,000
Community engagement increased				900,000				900,000

TECHNICAL ADVISORY EXTENSION PROGRAM				900,000				900,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Provision of Extension Services				900,000				900,000

Sub-total, Operations				11,824,000		72,534,000		84,358,000

TOTAL NEW APPROPRIATIONS	₱	10,708,000	₱	17,696,000	₱	72,534,000	₱	100,938,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	8,227

Total Permanent Positions	8,227

Other Compensation Common to All
Personnel Economic Relief Allowance	288
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	72
Mid-Year Bonus - Civilian	686
Year End Bonus	686
Cash Gift	60
Productivity Enhancement Incentive	60
Step Increment	21

Total Other Compensation Common to All	2,377

Other Compensation for Specific Groups
Other Benefits
PAG-IBIG Contributions	14
PhilHealth Contributions	76
Employees Compensation Insurance Premiums	14

Total Other Benefits	104

Total Personnel Services	10,708

Maintenance and Other Operating Expenses
Travelling Expenses	2,782
Training and Scholarship Expenses	775
Supplies and Materials Expenses	2,235
Utility Expenses	7,776
Communication Expenses	1,380
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	117
Professional Services	287
General Services	100

DECEMBER 28, 2020	OFFICIAL GAZETTE	729
STATE UNIVERSITIES AND COLLEGES

Repairs and Maintenance	600
Taxes, Insurance Premiums and Other Fees	250
Other Maintenance and Operating Expenses
Printing and Publication Expenses	457
Representation Expenses	257
Membership Dues and Contributions to Organizations	110
Other Maintenance and Operating Expenses	570

Total Maintenance and Other Operating Expenses	17,696

Total Current Operating Expenditures	28,404

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	8,000
Buildings and Other Structures	61,534
Machinery and Equipment Outlay	3,000

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	100,938

D.4. DAVAO ORIENTAL STATE UNIVERSITY

(DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY)

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	372,076,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,134,000	₱	6,567,000	₱		₱	29,701,000
Support to Operations				1,231,000				1,231,000
Operations		100,125,000		25,485,000		215,534,000		341,144,000

HIGHER EDUCATION PROGRAM		99,825,000		22,698,000		215,534,000		338,057,000
RESEARCH PROGRAM		150,000		1,552,000				1,702,000
TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,235,000				1,385,000

TOTAL NEW APPROPRIATIONS	₱	123,259,000	₱	33,283,000	₱	215,534,000	₱	372,076,000

New Appropriations, by Programs/Activities/Projects

730	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,060,000	₱	6,567,000	₱		₱	21,627,000
Administration of Personnel Benefits		8,074,000						8,074,000

Sub-total, General Administration and Support		23,134,000		6,567,000				29,701,000

Support to Operations
Auxiliary Services				1,231,000				1,231,000

Sub-total, Support to Operations				1,231,000				1,231,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		99,825,000		22,698,000		215,534,000		338,057,000

HIGHER EDUCATION PROGRAM		99,825,000		22,698,000		215,534,000		338,057,000

Provision of Higher Education Services		99,825,000		21,698,000		33,320,000		154,843,000
Project(s)
Locally-Funded Project(s)				1,000,000		182,214,000		183,214,000

Completion of 5-Storey Academic Building, Main Campus						10,000,000		10,000,000
Upgrading of lighting and landscaping of newly constructed Oval, Main Campus						25,000,000		25,000,000
Rehabilitation of Engineering Building (Phase III) Main Campus						10,000,000		10,000,000
Emergency Back-up power supply (Phase II), Main Campus						50,000,000		50,000,000
Construction of Activity Center, Cateel Extension Campus (Phase II)						20,000,000		20,000,000
Construction of Perimeter Fence (Phase II)						28,000,000		28,000,000
Construction of University Research, Development and Extension Center (Phase I of II)						29,214,000		29,214,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	731
STATE UNIVERSITIES AND COLLEGES

ICT Connection and Other Equipment				500,000				500,000
Construction of Three-Storey Green
Technology Earthquake-Proof Teacher
Education Technology Academic Building						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation		150,000		1,552,000				1,702,000

RESEARCH PROGRAM		150,000		1,552,000				1,702,000

Conduct of Research Services		150,000		1,552,000				1,702,000
Community engagement increased		150,000		1,235,000				1,385,000

TECHNICAL ADVISORY EXTENSION PROGRAM		150,000		1,235,000				1,385,000

Provision of Extension Services		150,000		1,235,000				1,385,000

Sub-total, Operations		100,125,000		25,485,000		215,534,000		341,144,000

TOTAL NEW APPROPRIATIONS	₱	123,259,000	₱	33,283,000	₱	215,534,000	₱	372,076,000

New Appropriations,. by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	89,068

Total Permanent Positions	89,068

Other Compensation Common to All
Personnel Economic Relief Allowance	4,728
Clothing and Uniform Allowance	1,182
Honoraria	658
Mid-Year Bonus - Civilian	7,423
Year End Bonus	7,423
Cash Gift	985
Productivity Enhancement Incentive	985
Step Increment	223

Total Other Compensation Common to All	23,607

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	288
Lump-sum for filling of Positions - Civilian	7,937

Total Other Compensation for Specific Groups	8,225

732	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	237
PhilHealth Contributions	974
Employees Compensation Insurance Premiums	237
Loyalty Award - Civilian	85
Terminal Leave	137

Total Other Benefits	1,670

Non-Permanent Positions	689

Total Personnel Services	123,259

Maintenance and Other Operating Expenses
Travelling Expenses	1,597
Training and Scholarship Expenses	1,345
Supplies and Materials Expenses	16,109
Utility Expenses	2,409
Communication Expenses	850
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	800
General Services	3,821
Repairs and Maintenance	1,545
Financial Assistance/Subsidy	250
Taxes, Insurance Premiums and Other Fees	2,412
Labor and Wages	459
Other Maintenance and Operating Expenses
Representation Expenses	1,076
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	33,283

Total Current Operating Expenditures	156,542

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	53,000
Infrastructure Outlay	50,000
Buildings and Other Structures	79,214
Machinery and Equipment Outlay	19,508
Furniture, Fixtures and Books Outlay	13,812

Total Capital Outlays	215,534

TOTAL NEW APPROPRIATIONS	372,076

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder.	₱	173,580,000

New Appropriations, by Program

DECEMBER 28, 2020	OFFICIAL GAZETTE	733
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,127,000	₱	3,702,000	₱	12,500,000	₱	39,329,000
Operations		69,316,000		14,935,000		50,000,000		134,251,000

HIGHER EDUCATION PROGRAM		68,702,000		13,534,000		50,000,000		132,236,000
RESEARCH PROGRAM				1,009,000				1,009,000
TECHNICAL ADVISORY EXTENSION PROGRAM		614,000		392,000				1,006,000

TOTAL NEW APPROPRIATIONS	₱	92,443,000	₱	18,637,000	₱	62,500,000	₱	173,580,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,466,000	₱	3,702,000	₱	12,500,000	₱	29,668,000
Administration of Personnel Benefits		9,661,000						9,661,000

Sub-total, General Administration and Support		23,127,000		3,702,000		12,500,000		39,329,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		68,702,000		13,534,000		50,000,000		132,236,000

HIGHER EDUCATION PROGRAM		68,702,000		13,534,000		50,000,000		132,236,000

Provision of Higher Education Services		68,702,000		12,534,000				81,236,000
Project(s)
Locally-Funded Project(s)				1,000,000		50,000,000		51,000,000

Replacement of Earthquake Damaged Classrooms (Establishment of Program Learning Centers) in Malita Campus (Phase 1 of 3)						50,000,000		50,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000

734	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation				1,009,000				1,009,000

RESEARCH PROGRAM				1,009,000				1,009,000

Conduct of Research Services				709,000				709,000
Project(s)
Locally-Funded Project(s)				300,000				300,000

Field Evaluation of Four Citrus Species Cutting with Drip Irrigation System under Buhangin Condition (Phase 1 of 3)				300,000				300,000
Community engagement increased		614,000		392,000				1,006,000

TECHNICAL ADVISORY EXTENSION PROGRAM		614,000		392,000				1,006,000

Provision of Extension Services		614,000		392,000				1,006,000

Sub-total, Operations		69,316,000		14,935,000		50,000,000		134,251,000

TOTAL NEW APPROPRIATIONS	₱	92,443,000	₱	18,637,000	₱	62,500,000	₱	173,580,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	63,850

Total Permanent Positions	63,850

Other Compensation Common to All
Personnel Economic Relief Allowance	3,624
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	906
Honoraria	240
Mid-Year Bonus - Civilian	5,320
Year End Bonus	5,320
Cash Gift	755
Productivity Enhancement Incentive	755
Step Increment	160

Total Other Compensation Common to All	17,404

Other Compensation for Specific Groups

DECEMBER 28, 2020	OFFICIAL GAZETTE	735
STATE UNIVERSITIES AND COLLEGES

Lump-sum for filling of Positions - Civilian	9,623

Total Other Compensation for Specific Groups	9,623

Other Benefits
PAG-IBIG Contributions	181
PhilHealth Contributions	710
Employees Compensation Insurance Premiums	181
Terminal Leave	38

Total Other Benefits	1,110

Non-Permanent Positions	456

Total Personnel Services	92,443

Maintenance and Other Operating Expenses
Travelling Expenses	1,577
Training and Scholarship Expenses	389
Supplies and Materials Expenses	7,390
Utility Expenses	4,434
Communication Expenses	821
Awards/Rewards and Prizes	35
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	81
Professional Services	67
General Services	1,539
Taxes, Insurance Premiums and Other Fees	359
Other Maintenance and Operating Expenses
Printing and Publication Expenses	40
Rent/Lease Expenses	37
Membership Dues and Contributions to Organizations	74
Subscription Expenses	44
Other Maintenance and Operating Expenses	1,750

Total Maintenance and Other Operating Expenses	18,637

Total Current Operating Expenditures	111,080

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	12,500

Total Capital Outlays	62,500

TOTAL NEW APPROPRIATIONS	173,580

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	1,142,499,000

New Appropriations, by Program

736	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	101,593,000	₱	36,034,000	₱		₱	137,627,000
Support to Operations		3,230,000		1,980,000				5,210,000
Operations		345,721,000		116,878,000		537,063,000		999,662,000

HIGHER EDUCATION PROGRAM		323,813,000		81,599,000		397,063,000		802,475,000
ADVANCED EDUCATION PROGRAM		19,671,000		1,427,000		140,000,000		161,098,000
RESEARCH PROGRAM		1,700,000		32,115,000				33,815,000
TECHNICAL ADVISORY EXTENSION PROGRAM		537,000		1,737,000				2,274,000

TOTAL NEW APPROPRIATIONS	₱	450,544,000	₱	154,892,000	₱	537,063,000	₱	1,142,499,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,093,000	₱	36,034,000			₱	66,127,000
Administration of Personnel Benefits		71,500,000						71,500,000

Sub-total, General Administration and Support		101,593,000		36,034,000				137,627,000

Support to Operations
Auxiliary Services		3,230,000		1,980,000				5,210,000

Sub-total, Support to Operations		3,230,000		1,980,000				5,210,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		323,813,000		81,599,000		397,063,000		802,475,000

HIGHER EDUCATION PROGRAM		323,813,000		81,599,000		397,063,000		802,475,000

Provision of Higher Education Services		271,461,000		60,949,000		10,731,000		343,141,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	737
STATE UNIVERSITIES AND COLLEGES

Project(s)
Locally-Funded Project(s)	52,352,000	20,650,000	386,332,000	459,334,000

Construction of Academic Building, USeP Tagum Unit, Tagum-Mabini Campus (Phase 1 of 3)			104,132,000	104,132,000
Construction of Administrative Building, USeP Obrero Campus			90,000,000	90,000,000
Construction of 7-Storey Multi-Media Learning Resource Center, USeP Obrero Campus			50,000,000	50,000,000
Completion of SAec Building, USeP Obrero Campus			30,000,000	30,000,000
Construction of Technology and Business Incubator			25,000,000	25,000,000
Completion of IT Building, USeP Obrero Campus			15,000,000	15,000,000
Establishment of Smart Facility in the Newly Completed IT Building in USeP Obrero		7,320,000		7,320,000
Turnstile with ID System for Mintal Campus		652,000		652,000
OneUSeP, oneDATA: Turning Data Into Information With Data Warehousing		4,178,000	1,000,000	5,178,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and Other Equipment		500,000		500,000
Funding for the Increase in Carrying Capacity of the College of Medicine	52,352,000	7,500,000	61,500,000	121,352,000
Procurement of Books and Equipment for USEP College of Medicine			9,700,000	9,700,000
Higher education research improved to promote economic productivity and innovation	21,371,000	33,542,000	140,000,000	194,913,000

ADVANCED EDUCATION PROGRAM	19,671,000	1,427,000	140,000,000	161,098,000

Provision of Advanced Education Services	19,671,000	1,427,000	50,000,000	71,098,000
Project(s)
Locally-Funded Project(s)			90,000,000	90,000,000

Construction of School of Medicine Building, USeP Tagum Unit, Tagum-Mabini Campus			90,000,000	90,000,000
RESEARCH PROGRAM	1,700,000	32,115,000		33,815,000

738	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Conduct of Research Services		1,700,000		5,859,000				7,559,000
Project (s)
Locally-Funded Project(s)				26,256,000				26,256,000

Conduct of Various Research Programs				26,256,000				26,256,000
Community engagement increased		537,000		1,737,000				2,274,000

TECHNICAL ADVISORY EXTENSION PROGRAM		537,000		1,737,000				2,274,000

Provision of Extension Services		537,000		737,000				1,274,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

Conduct of Extension Programs				1,000,000				1,000,000

Sub-total, Operations		345,721,000		116,878,000		537,063,000		999,662,000

TOTAL NEW APPROPRIATIONS	₱	450,544,000	₱	154,892,000	₱	537,063,000	₱	1,142,499,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								254,560

Total Permanent Positions								254,560

Other Compensation Common to All
Personnel Economic Relief Allowance								12,024
Representation Allowance								228
Transportation Allowance								228
Clothing and Uniform Allowance								3,006
Honoraria								2,943
Mid-Year Bonus - Civilian								21,213
Year End Bonus								21,213
Cash Gift								2,505
Productivity Enhancement Incentive								2,505
Step Increment								637

Total Other Compensation Common to All								66,502

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								614

DECEMBER 28, 2020	OFFICIAL GAZETTE	739
STATE UNIVERSITIES AND COLLEGES

Lump-sum for filling of Positions - Civilian	68,290
Lump-sum for Personnel Services	52,352

Total Other Compensation for Specific Groups	121,256

Other Benefits
PAG-IBIG Contributions	600
PhilHealth Contributions	2,527
Employees Compensation Insurance Premiums	600
Loyalty Award - Civilian	365
Terminal Leave	3,210

Total Other Benefits	7,302

Non-Permanent Positions	924

Total Personnel Services	450,544

Maintenance and Other Operating Expenses
Travelling Expenses	9,203
Training and Scholarship Expenses	5,828
Supplies and Materials Expenses	19,650
Utility Expenses	33,738
Communication Expenses	7,657
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	19,448
General Services	9,533
Repairs and Maintenance	3,552
Taxes, Insurance Premiums and Other Fees	340
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	930
Representation Expenses	8,621
Membership Dues and Contributions to Organizations	20
Other Maintenance and Operating Expenses	36,214

Total Maintenance and Other Operating Expenses	154,892

Total Current Operating Expenditures	605,436

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	465,632
Machinery and Equipment Outlay	51,851
Furniture, Fixtures and Books Outlay	19,580

Total Capital Outlays	537,063

TOTAL NEW APPROPRIATIONS	1,142,499

740	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

P. REGION XII - SOCCSKSARGEN

P.l. COTABATO STATE UNIVERSITY

(COTABATO CITY STATE POLYTECHNIC COLLEGE)

For general administration and support, and operations, including locally-funded project(s), hereunder	₱	313,399,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	34,348,000	₱	18,869,000	₱	29,034,000	₱	82,251,000
Operations		110,852,000		27,496,000		92,800,000		231,148,000

HIGHER EDUCATION PROGRAM		110,852,000		25,243,000		92,800,000		228,895,000
RESEARCH PROGRAM				1,270,000				1,270,000
TECHNICAL ADVISORY EXTENSION PROGRAM				983,000				983,000

TOTAL NEW APPROPRIATIONS	₱	145,200,000	₱	46,365,000	₱	121,834,000	₱	313,399,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,337,000	₱	18,869,000	₱		₱	38,206,000
Administration of Personnel Benefits		15,011,000						15,011,000
Project(s)
Locally-Funded Project(s)						29,034,000		29,034,000

Renovation of Dilapidated Wooden Grandstand						1,000,000		1,000,000
Improvement/Rehabilitation of Drainage System Along the Campus						500,000		500,000
Expansion of Administration Building						27,534,000		27,534,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	741
STATE UNIVERSITIES AND COLLEGES

Sub-total, General Administration and Support		34,348,000		18,869,000		29,034,000		82,251,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		110,852,000		25,243,000		92,800,000		228,895,000

HIGHER EDUCATION PROGRAM		110,852,000		25,243,000		92,800,000		228,895,000

Provision of Higher Education Services		110,852,000		24,243,000				135,095,000
Project(s)
Locally-Funded Project(s)				1,000,000		92,800,000		93,800,000

Construction of Five (5) Storey Academic Building (Phase II)						2,700,000		2,700,000
Improvement/Rehabilitation of ICT Building						1,000,000		1,000,000
Upgrading and Enhancement of Laboratory Facilities						30,000,000		30,000,000
Upgrading of Library Holdings						5,000,000		5,000,000
Construction of 5-Storey Academic Building Phase-3						54,100,000		54,100,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation				1,270,000				1,270,000

RESEARCH PROGRAM				1,270,000				1,270,000

Conduct of Research Services				1,270,000				1,270,000
Community engagement increased				983,000				983,000

TECHNICAL ADVISORY EXTENSION PROGRAM				983,000				983,000

Provision of Extension Services				983,000				983,000

Sub-total, Operations		110,852,000		27,496,000		92,800,000		231,148,000

TOTAL NEW APPROPRIATIONS	₱	145,200,000	₱	46,365,000	₱	121,834,000	₱	313,399,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

742	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	100,001

Total Permanent Positions	100,001

Other Compensation Common to All
Personnel Economic Relief Allowance	5,496
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,374
Honoraria	992
Mid-Year Bonus - Civilian	8,334
Year End Bonus	8,334
Cash Gift	1,145
Productivity Enhancement Incentive	1,145
Step Increment	250

Total Other Compensation Common to All	27,406

Other Compensation for Specific Groups
Lump-sum for filling of Positions - Civilian	14,267

Total Other Compensation for Specific Groups	14,267

Other Benefits
PAG-IBIG Contributions	275
PhilHealth Contributions	1,157
Employees Compensation Insurance Premiums	275
Loyalty Award - Civilian	180
Terminal Leave	744

Total Other Benefits	2,631

Non-Permanent Positions	895

Total Personnel Services	145,200

Maintenance and Other Operating Expenses
Travelling Expenses	2,740
Training and Scholarship Expenses	2,101
Supplies and Materials Expenses	8,873
Utility Expenses	8,799
Communication Expenses	3,140
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	615
Professional Services	8,753
General Services	5,233
Repairs and Maintenance	3,553
Taxes, Insurance Premiums and Other Fees	859
Other Maintenance and Operating Expenses
Advertising Expenses	96
Printing and Publication Expenses	100

DECEMBER 28, 2020	OFFICIAL GAZETTE	743
STATE UNIVERSITIES AND COLLEGES

Representation Expenses	268
Transportation and Delivery Expenses	262
Membership Dues and Contributions to Organizations	221
Subscription Expenses	252
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	46,365

Total Current Operating Expenditures	191,565

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	500
Buildings and Other Structures	86,334
Machinery and Equipment Outlay	30,000
Furniture, Fixtures and Books Outlay	5,000

Total Capital Outlays	121,834

TOTAL NEW APPROPRIATIONS	313,399

P.2. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	364,749,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	51,353,000	₱	15,732,000	₱	69,500,000	₱	136,585,000
Operations		81,789,000		47,364,000		99,011,000		228,164,000

HIGHER EDUCATION PROGRAM		68,408,000		25,279,000		99,011,000		192,698,000
ADVANCED EDUCATION PROGRAM				1,144,000				1,144,000
TECHNICAL ADVISORY EXTENSION PROGRAM		2,851,000		2,907,000				5,758,000
CUSTODIAL CARE PROGRAM		10,530,000		18,034,000				28,564,000

TOTAL NEW APPROPRIATIONS	₱	133,142,000	₱	63,096,000	₱	168,511,000	₱	364,749,000

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

744	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,406,000	₱	15,732,000	₱		₱	47,138,000
Administration of Personnel Benefits		19, 947, 000						19,947,000
Project(s)
Locally-Funded Project(s)						69,500,000		69,500,000

Completion of Administration Building						500,000		500,000
Completion/Concreting of Access Road						1,500,000		1,500,000
Completion of the Repair of Non-Academic Buildings						1,000,000		1,000,000
Construction of Men’s Dormitory						1,000,000		1,000,000
Repair of Amphitheatre						500,000		500,000
Completion of Campus 5 Km Concrete Access Road						50,000,000		50,000,000
Continuation of Covered Pathway						15,000,000		15,000,000

Sub-total, General Administration and Support		51,353,000		15,732,000		69,500,000		136,585,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		68,408,000		25,279,000		99,011,000		192,698,000

HIGHER EDUCATION PROGRAM		68,408,000		25,279,000		99,011,000		192,698,000

Provision of Higher Education Services		68,408,000		24,279,000		6,611,000		99,298,000
Project(s)
Locally-Funded Project(s)				1,000,000		92,400,000		93,400,000

Completion of the Repair of Academic Buildings						500,000		500,000
Upgrading of Modern CLs Buildings of Senior High School						25,000,000		25,000,000
Upgrading of Modern CLs Buildings of Pikit Extension						25,000,000		25,000,000
Completion of Datu Montawal Extension School Building						5,000,000		5,000,000
Completion of Antipas Extension School						10,000,000		10,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	745
STATE UNIVERSITIES AND COLLEGES

Upgrading of ROTC Building		7,000,000						7,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Construction of Two-Storey Eight-Classroom School Building						19,900,000		19,900,000
Higher education research improved to promote economic productivity and innovation				1,144,000				1,144,000

ADVANCED EDUCATION PROGRAM				1,144,000				1,144,000

Provision of Advanced Education Services				1,144,000				1,144,000
Community engagement increased		13,381,000		20,941,000				34,322,000

TECHNICAL ADVISORY EXTENSION PROGRAM		2,851,000		2,907,000				5,758,000

Provision of Extension Services		2,851,000		2,907,000				5,758,000
CUSTODIAL CARE PROGRAM		10,530,000		18,034,000				28,564,000

Provision of Custodial Care Services		10,530,000		18,034,000				28,564,000

Sub-total, Operations		81,789,000		47,364,000		99,011,000		228,164,000

TOTAL NEW APPROPRIATIONS	₱	133,142,000	₱	63,096,000	₱	168,511,000	₱	364,749,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	79,856

Total Permanent Positions	79,856

Other Compensation Common to All
Personnel Economic Relief Allowance	5,064
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	1,266
Honoraria	4,739
Mid-Year Bonus - Civilian	6,655
Year End Bonus	6,655
Cash Gift	1,055

746	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Productivity Enhancement Incentive	1,055
Step Increment	199

Total Other Compensation Common to All	27,024

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,397
Lump-sum for filling of Positions - Civilian	19,665

Total Other Compensation for Specific Groups	23,062

Other Benefits
PAG-IBIG Contributions	253
PhilHealth Contributions	880
Employees Compensation Insurance Premiums	253
Terminal Leave	282

Total Other Benefits	1,668

Non-Permanent Positions	1,532

Total Personnel Services	133,142

Maintenance and Other Operating Expenses
Travelling Expenses	7,113
Training and Scholarship Expenses	10,323
Supplies and Materials Expenses	28,187
Utility Expenses	3,815
Communication Expenses	912
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
General Services	7,512
Repairs and Maintenance	2,745
Taxes, Insurance Premiums and Other Fees	513
Other Maintenance and Operating Expenses
Printing and Publication Expenses	104
Representation Expenses	895
Membership Dues and Contributions to Organizations	117
Subscription Expenses	250
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	63,096

Total Current Operating Expenditures	196,238

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	51,500
Buildings and Other Structures	110,400
Machinery and Equipment Outlay	277
Furniture, Fixtures and Books Outlay	6,334

Total Capital Outlays	168,511

TOTAL NEW APPROPRIATES	364,749

DECEMBER 28, 2020	OFFICIAL GAZETTE	747
STATE UNIVERSITIES AND COLLEGES

P.3. SOUTH COTABATO STATE COLLEGE

For the Locally-funded project(s), as indicated hereunder	₱	21,000,000

New Appropriations, by Program
	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations		₱	1,000,000		20,000,000		21,000,000

HIGHER EDUCATION PROGRAM			1,000,000		20,000,000		21,000,000

TOTAL NEW APPROPRIATIONS		₱	1,000,000	₱	20,000,000	₱	21,000,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		₱	1,000,000	₱	20,000,000	₱	21,000,000

HIGHER EDUCATION PROGRAM			1,000,000		20,000,000		21,000,000

Project(s)
Locally-Funded Project(s)			1,000,000		20,000,000		21,000,000

Conduct of Activities for Sports and Culture Development			500,000				500,000
ICT Connection and Other Equipment			500,000				500,000
Construction of College of Agriculture and College of Arts and Science Building, South Cotabato State College, Surallah, South Cotabato					20,000,000		20,000,000

TOTAL NEW APPROPRIATIONS		₱	1,000,000	₱	20,000,000	₱	21,000,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

748	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Current Operating Expenditures
Maintenance and Other Operating Expenses
Communication Expenses	500
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	1,000

Total Current Operating Expenditures	1,000

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	20,000

Total Capital Outlays	20,000

TOTAL NEW APPROPRIATIONS	21,000

P.4. SULTAN KUDARAT STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder.	₱	449,523,000

New Appropriations, by Program/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,312,000	₱	29,560,000	₱	11,000,000	₱	98,872,000
Operations		208,603,000		67,864,000		74,184,000		350,651,000

HIGHER EDUCATION PROGRAM		208,603,000		47,386,000		74,184,000		330,173,000
ADVANCED EDUCATION PROGRAM				5,259,000				5,259,000
RESEARCH PROGRAM				12,507,000				12,507,000
TECHNICAL ADVISORY EXTENSION PROGRAM				2,712,000				2,712,000

TOTAL NEW APPROPRIATIONS	₱	266,915,000	₱	97,424,000	₱	85,184,000	₱	449,523,000

New Appropriations, by Programs/Activities/Projects
Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	749
STATE UNIVERSITIES AND COLLEGES

PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,606,000	₱	29,560,000	₱		₱	51,166,000
Administration of Personnel Benefits		36,706,000						36,706,000
Project(s)
Locally-Funded Project(s)						11,000,000		11,000,000

Completion of Gymnasium at Isulan Campus						5,000,000		5,000,000
Upgrading of Learning Resource Center (Library) at Lutayan Campus						6,000,000		6,000,000

Sub-total, General Administration and Support		58,312,000		29,560,000		11,000,000		98,872,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		208,603,000		47,386,000		74,184,000		330,173,000

HIGHER EDUCATION PROGRAM		208,603,000		47,386,000		74,184,000		330,173,000

Provision of Higher Education Services		208,603,000		46,386,000		11,650,000		266,639,000
Project(s)
Locally-Funded Project(s)				1,000,000		62,534,000		63,534,000

Upgrading of Academic Building with Complete Facilities for Criminology Program						7,000,000		7,000,000
Upgrading of Academic Building with Complete Facilities at Isulan Campus						7,000,000		7,000,000
Upgrading of Academic Building with Complete Facilities at Tacurong Campus						7,000,000		7,000,000
Construction of Science and Technology Building with Complete Facilities for Criminology Program						10,000,000		10,000,000
Installation of Potable Mater System at Main Campus						11,534,000		11,534,000
Upgrading/Enhancement of Electrical Lines, Miring and Transformer, Main Campus						10,000,000		10,000,000
Upgrading/Enhancement of Electrical Lines, Hiring and Transformer, Isulan Campus						5,000,000		5,000,000
Upgrading/Enhancement of Electrical Lines, Hiring and Transformer, Tacurong Campus						5,000,000		5,000,000

750	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation				17,766,000				17,766,000

ADVANCED EDUCATION PROGRAM				5,259,000				5,259,000

Provision of Advanced Education Services				5,259,000				5,259,000
RESEARCH PROGRAM				12,507,000				12,507,000

Conduct of Research Services				12,507,000				12,507,000
Community engagement increased				2,712,000				2,712,000

TECHNICAL ADVISORY EXTENSION PROGRAM				2,712,000				2,712,000

Provision of Extension Services				2,712,000				2,712,000

Sub-total, Operations		208,603,000		67,864,000		74,184,000		350,651,000

TOTAL NEW APPROPRIATIONS	₱	266,915,000	₱	97,424,000	₱	85,184,000	₱	449,523,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	179,587

Total Permanent Positions	179,587

Other Compensation Common to All
Personnel Economic Relief Allowance	9,048
Representation Allowance	168
Transportation Allowance	168
Clothing and Uniform Allowance	2,262
Honoraria	1,115
Mid-Year Bonus - Civilian	14,965
Year End Bonus	14,965
Cash Gift	1,885
Productivity Enhancement Incentive	1,885
Step Increment	449

Total Other Compensation Common to All	46,910

DECEMBER 28, 2020	OFFICIAL GAZETTE	751
STATE UNIVERSITIES AND COLLEGES

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	110
Lump-sum for filling of Positions - Civilian	33,013

Total Other Compensation for Specific Groups	33,123

Other Benefits
PAG-IBIG Contributions	452
PhilHealth Contributions	1,891
Employees Compensation Insurance Premiums	452
Terminal Leave	3,693

Total Other Benefits	6,488

Non-Permanent Positions	807

Total Personnel Services	266,915

Maintenance and Other Operating Expenses
Travelling Expenses	10,868
Training and Scholarship Expenses	7,630
Supplies and Materials Expenses	24,906
Utility Expenses	19,261
Communication Expenses	3 ,211
Awards/Rewards and Prizes	1,081
Survey, Research, Exploration and
Development Expenses	214
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	115
Professional Services	6,535
General Services	11,014
Repairs and Maintenance	7,635
Taxes, Insurance Premiums and Other Fees	392
Labor and Wages	495
Other Maintenance and Operating Expenses
Advertising Expenses	55
Printing and Publication Expenses	372
Representation Expenses	1,207
Transportation and Delivery Expenses	165
Membership Dues and Contributions to Organizations	248
Subscription Expenses	1,520
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	97,424

Total Current Operating Expenditures	364,339

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	73,534
Machinery and Equipment Outlay	11,650

Total Capital Outlays	85,184

TOTAL NEW APPROPRIATES	449,523

752	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

P.5. UNIVERSITY OF SOUTHERN MINDANAO

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	663,993,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	150,660,000	₱	51,309,000	₱	33,534,000	₱	235,503,000
Support to Operations		10,044,000		431,000				10,475,000
Operations		336,882,000		42,633,000		38,500,000		418,015,000

HIGHER EDUCATION PROGRAM		306,881,000		21,316,000		38,500,000		366,697,000
ADVANCED EDUCATION PROGRAM		21,985,000		2,430,000				24,415,000
RESEARCH PROGRAM		6,854,000		16,854,000				23,708,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,162,000		2,033,000				3,195,000

TOTAL NEW APPROPRIATIONS	₱	497,586,000	₱	94,373,000	₱	72,034,000	₱	663,993,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	67,791,000	₱	51,309,000	₱	4,534,000	₱	123,634,000
Administration of Personnel Benefits		82,869,000						82,869,000
Project(s)
Locally-Funded Project(s)						29,000,000		29,000,000

Rehabilitation and Upgrading of USM Water Systems						10,000,000		10,000,000
Upgrading of USM KCC Perimeter Fence						5,000,000		5,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	753
STATE UNIVERSITIES AND COLLEGES

Perimeter Fencing in Buluan Campus			1,000,000	1,000,000
Installation of Engineering Structure for Sanitation and Control of Emerging Diseases			10,000,000	10,000,000
Perimeter Fencing in Libungan Campus			3,000,000	3,000,000

Sub-total, General Administration and Support	150,660,000	51,309,000	33,534,000	235,503,000

Support to Operations
Auxiliary Services	10,044,000	431,000		10,475,000

Sub-total, Support to Operations	10,044,000	431,000		10,475,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	306,881,000	21,316,000	38,500,000	366,697,000

HIGHER EDUCATION PROGRAM	306,881,000	21,316,000	38,500,000	366,697,000

Provision of Higher Education Services	306,881,000	20,316,000	1,000,000	328,197,000
Project(s)
Locally-Funded Project(s)		1,000,000	37,500,000	38,500,000

On-going Construction of 2-Storey IMEAS Building and Procurement of Equipment/Facilities for its Classrooms			3,500,000	3,500,000
Repair of Academic Building-USM KCC and Procurement of Equipment for USM KCC Academic Building			2,000,000	2,000,000
Procurement of Equipment for CHEFs Laboratory			3,000,000	3,000,000
Retrofitting/Repair of various Academic Buildings Stricken by Series of Earthquakes to Comply with IATF Protocols for Health and Emerging Diseases at USM Kidapaman City Campus			19,000,000	19,000,000
Upgrading of CASS Building in the Establishment of COVID Related Psychosocial Research and Psychological Testing			10,000,000	10,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and Other Equipment		500,000		500,000
Higher education research improved to promote economic productivity and innovation	28,839,000	19,284,000		48,123,000

754	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

ADVANCED EDUCATION PROGRAM		21,985,000		2,430,000		24,415,000

Provision of Advanced Education Services		21,985,000		2,430,000				24,415,000
RESEARCH PROGRAM		6,854,000		16,854,000				23,708,000

Conduct of Research Services		6,854,000		11,854,000				18,708,000
Project(s)
Locally-Funded Project(s)				5,000,000				5,000,000

Futures Thinking Research and Innovations for Food Systems and Food Security				5,000,000				5,000,000
Community engagement increased		1,162,000		2,033,000				3,195,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,162,000		2,033,000				3,195,000

Provision of Extension Services		1,162,000		2,033,000				3,195,000

Sub-total, Operations		336,882,000		42,633,000		38,500,000		418,015,000

TOTAL NEW APPROPRIATIONS	₱	497,586,000	₱	94,373,000	₱	72,034,000	₱	663,993,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	320,553

Total Permanent Positions	320,553

Other Compensation Common to All
Personnel Economic Relief Allowance	15,312
Representation Allowance	252
Transportation Allowance	252
Clothing and Uniform Allowance	3,828
Honoraria	3,105
Mid-Year Bonus - Civilian	26,712
Year End Bonus	26,712
Cash Gift	3,190
Productivity Enhancement Incentive	3,190
Step Increment	801

Total Other Compensation Common to All	83,354

Other Compensation for Specific Groups

DECEMBER 28, 2020	OFFICIAL GAZETTE	755
STATE UNIVERSITIES AND COLLEGES

Magna Carta for Public Health Workers	562
Lump-sum for filling of Positions - Civilian	80,346

Total Other Compensation for Specific Groups	80,908

Other Benefits
PAG-IBIG Contributions	764
PhilHealth Contributions	3,255
Employees Compensation Insurance Premiums	764
Terminal Leave	2,523

Total Other Benefits	7,306

Non-Permanent Positions	5,465

Total Personnel Services	497,586

Maintenance and Other Operating Expenses
Travelling Expenses	7,252
Training and Scholarship Expenses	3,864
Supplies and Materials Expenses	27,569
Utility Expenses	21,068
Communication Expenses	1,091
Survey, Research, Exploration and Development Expenses	5,000
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	162
Professional Services	1,364
General Services	5,724
Repairs and Maintenance	4,127
Financial Assistance/Subsidy	13,626
Taxes, Insurance Premiums and Other Fees	936
Other Maintenance and Operating Expenses
Representation Expenses	1,473
Membership Dues and Contributions to Organizations	158
Subscription Expenses	3
Other Maintenance and Operating Expenses	956

Total Maintenance and Other Operating Expenses	94,373

Total Current Operating Expenditures	591,959

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,000
Buildings and Other Structures	48,000
Machinery and Equipment Outlay	14,034

Total Capital Outlays	72,034

TOTAL NEW APPROPRIATIONS	663,993

756	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	252,899,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,600,000	₱	15,340,000	₱		₱	30,940,000
Support to Operations				14,940,000		41,160,000		56,100,000
Operations		55,845,000		52,140,000		57,874,000		165,859,000

HIGHER EDUCATION PROGRAM		55,845,000		48,409,000		28,500,000		132,754,000
ADVANCED EDUCATION PROGRAM				898,000				898,000
RESEARCH PROGRAM				2,023,000		29,374,000		31,397,000
TECHNICAL ADVISORY EXTENSION PROGRAM				810,000				810,000

TOTAL NEW APPROPRIATIONS	₱	71,445,000	₱	82,420,000	₱	99,034,000	₱	252,899,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,491,000	₱	15,340,000	₱		₱	28,831,000
Administration of Personnel Benefits		2,109,000						2,109,000

Sub-total, General Administration and Support		15,600,000		15,340,000				30,940,000

Support to Operations
Auxiliary Services				14,940,000				14,940,000
Project(s)
Locally-Funded Project(s)						41,160,000		41,160,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	757
STATE UNIVERSITIES AND COLLEGES

Road Network Development			29,696,000	29,696,000
Completion of Covered Court			8,000,000	8,000,000
Slope Protection Development (Front area of RDEC and Back area of ICT Complex)			3,464,000	3,464,000

Sub-total, Support to Operations		14,940,000	41,160,000	56,100,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	55,845,000	48,409,000	28,500,000	132,754,000

HIGHER EDUCATION PROGRAM	55,845,000	48,409,000	28,500,000	132,754,000

Provision of higher Education Services	55,845,000	47,409,000		103,254,000
Project(s)
Locally-Funded Project(s)		1,000,000	28,500,000	29,500,000

Completion of Collage of Arts and Sciences Building			15,000,000	15,000,000
Completion of Academic Building - Technology and Livelihood Education			13,500,000	13,500,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and Other Equipment		500,000		500,000
Higher education research improved to promote economic productivity and innovation		2,921,000	29,374,000	32,295,000

ADVANCED EDUCATION PROGRAM		898,000		898,000

Provision of Advanced Higher Education Services		898,000		898,000
RESEARCH PROGRAM		2,023,000	29,374,000	31,397,000

Conduct of Research Services		2,023,000		2,023,000
Project(s)
Locally-Funded Project(s)			29,374,000	29,374,000

Construction of RDEC Food Innovation Center			29,374,000	29,374,000
Community engagement increased		810,000		810,000

TECHNICAL ADVISORY EXTENSION PROGRAM		810,000		810,000

Provision of Extension Services		810,000		810,000

758	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Sub-total, Operations		55,845,000		52,140,000		57,874,000		165,859,000

TOTAL NEW APPROPRIATIONS	₱	71,445,000	₱	82,420,000	₱	99,034,000	₱	252,899,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	52,703

Total Permanent Positions	52,703

Other Compensation Common to All
Personnel Economic Relief Allowance	3,120
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	780
Honoraria	622
Mid-Year Bonus - Civilian	4,392
Year End Bonus	4,392
Cash Gift	650
Productivity Enhancement Incentive	650
Step Increment	132

Total Other Compensation Common to All	14,978

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	226
Lump-sum for filling of Positions - Civilian	2,109

Total Other Compensation for Specific Groups	2,335

Other Benefits
PAG-IBIG Contributions	156
PhilHealth Contributions	608
Employees Compensation Insurance Premiums	156

Total Other Benefits	920

Non-Permanent Positions	509

Total Personnel Services	71,445

Maintenance and Other Operating Expenses
Travelling Expenses	6,100
Training and Scholarship Expenses	2,223
Supplies and Materials Expenses	15,388

DECEMBER 28, 2020	OFFICIAL GAZETTE	759
STATE UNIVERSITIES AND COLLEGES

Utility Expenses	19,321
Communication Expenses	2,439
Awards/Rewards and Prizes	10
Survey, Research, Exploration and Development Expenses	1,975
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	185
Professional Services	6,100
General Services	20,136
Repairs and Maintenance	4,055
Taxes, Insurance Premiums and Other Fees	1,700
Other Maintenance and Operating Expenses
Advertising Expenses	135
Printing and Publication Expenses	595
Representation Expenses	120
Transportation and Delivery Expenses	70
Rent/Lease Expenses	60
Membership Dues and Contributions to Organizations	315
Subscription Expenses	983
Other Maintenance and Operating Expenses	510

Total Maintenance and Other Operating Expenses	82,420

Total Current Operating Expenditures	153,865

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	3,464
Infrastructure Outlay	29,696
Buildings and Other Structures	65,874

Total Capital Outlays	99,034

TOTAL NEW APPROPRIATIONS	252,899

Q.2. CARAGA STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	847,070,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	32,122,000	₱	51,742,000	₱		₱	83,864,000
Support to Operations				867,000		200,000,000		200,867,000
Operations		182,091,000		27,714,000		352,534,000		562,339,000

760	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		181,863,000		14,160,000		340,000,000		536,023,000
ADVANCED EDUCATION PROGRAM		30,000		406,000				436,000
RESEARCH PROGRAM		100,000		10,113,000		11,800,000		22,013,000
TECHNICAL ADVISORY EXTENSION PROGRAM		98,000		3,035,000		734,000		3,867,000

TOTAL NEW APPROPRIATIONS	₱	214,213,000	₱	80,323,000	₱	552,534,000	₱	847,070,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	21,041,000	₱	51,742,000	₱		₱	72,783,000
Administration of Personnel Benefits		11,081,000						11,081,000

Sub-total, General Administration and Support		32,122,000		51,742,000				83,864,000

Support to Operations
Auxiliary Services				867,000				867,000
Project(s)
Locally-Funded Project(s)						200,000,000		200,000,000

Establishment of Ladies and Gents Dormitory						200,000,000		200,000,000

Sub-total, Support to Operations				867,000		200,000,000		200,867,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		181,863,000		14,160,000		340,000,000		536,023,000

HIGHER EDUCATION PROGRAM		181,863,000		14,160,000		340,000,000		536,023,000

Provision of Higher Education Services		181,863,000		13,160,000				195,023,000
Project(s)
Locally-Funded Project(s)				1,000,000		340,000,000		341,000,000

Completion of College of Engineering and Information Technology Complex						175,000,000		175,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	761
STATE UNIVERSITIES AND COLLEGES

Improvement of CSUCC College of Industrial Technology and Teacher Education (CITTE) Building			50,000,000	50,000,000
Construction of University Gymnasium and Cultural Center			100,000,000	100,000,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and Other Equipment		500,000		500,000
Construction/Improvement of College of Tourism and Management Building - CSU Cabadbaran Campus			15,000,000	15,000,000
Higher education research improved to promote economic productivity and innovation	130,000	10,519,000	11,800,000	22,449,000

ADVANCED EDUCATION PROGRAM	30,000	406,000		436,000

Provision of Advanced Education Services	30,000	406,000		436,000
RESEARCH PROGRAM	100,000	10,113,000	11,800,000	22,013,000

Conduct of Research Services	100,000	2,583,000		2,683,000
Project(s)
Locally-Funded Project(s)		7,530,000	11,800,000	19,330,000

R&D Program on Producing Alternative Clean Energy and Power in Partnership with LGUs in Caraga		1,830,000	2,920,000	4,750,000
R&D Program on the Use of Biotechnology to Modernize Production of High-Value Crops		2,100,000	2,780,000	4,880,000
R&D Program on ITPS Development towards Upgrading the Wood-Based Industry		1,400,000	3,500,000	4,900,000
R&D Program on Economic Empowerment of Mining Host Communities towards Readiness for the Life-After-Mine		2,200,000	2,600,000	4,800,000
Community engagement increased	98,000	3,035,000	734,000	3,867,000

TECHNICAL ADVISORY EXTENSION PROGRAM	98,000	3,035,000	734,000	3,867,000

Provision of Extension Services	98,000	675,000		773,000
Project(s)
Locally-Funded Project(s)		2,360,000	734,000	3,094,000

Engaging Caraga LGUs on the use of GeoSAFER Hazard Maps for Building Resilience and Reducing Vulnerability (Completed Research/ For Extension Program)		2,360,000	734,000	3,094,000

762	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Sub-total, Operations		182,091,000		27,714,000		352,534,000		562,339,000

TOTAL NEW APPROPRIATIONS	₱	214,213,000	₱	80,323,000	₱	552,534,000	₱	847,070,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	156,330

Total Permanent Positions	156,330

Other Compensation Common to All
Personnel Economic Relief Allowance	7,224
Representation Allowance	192
Transportation Allowance	192
Clothing and Uniform Allowance	1,806
Honoraria	4,154
Mid-Year Bonus - Civilian	13,028
Year End Bonus	13,028
Cash Gift	1,505
Productivity Enhancement Incentive	1,505
Step Increment	392

Total Other Compensation Common to All	43,026

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	242
Lump-sum for filling of Positions - Civilian	10,017

Total Other Compensation for Specific Groups	10,259

Other Benefits
PAG-IBIG Contributions	361
PhilHealth Contributions	1,601
Employees Compensation Insurance Premiums	361
Loyalty - Award - Civilian	135
Terminal Leave	1,064

Total Other Benefits	3,522

Non-Permanent Positions	1,076

Total Personnel Services	214,213

Maintenance and Other Operating Expenses
Travelling Expenses	6,509

DECEMBER 28, 2020	OFFICIAL GAZETTE	763
STATE UNIVERSITIES AND COLLEGES

Training and Scholarship Expenses	4,917
Supplies and Materials Expenses	15,430
Utility Expenses	24,212
Communication Expenses	2,541
Awards/Rewards and Prizes	99
Survey, Research, Exploration and Development Expenses	116
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	216
Professional Services	5,071
General Services	9,420
Repairs and Maintenance	4,481
Taxes, Insurance Premiums and Other Fees	1,671
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,343
Representation Expenses	2,803
Transportation and Delivery Expenses	2
Rent/Lease Expenses	505
Membership Dues and Contributions to Organizations	5
Subscription Expenses	407
Other Maintenance and Operating Expenses	575

Total Maintenance and Other Operating Expenses	80,323

Total Current Operating Expenditures	294,536

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	540,320
Machinery and Equipment Outlay	12,214

Total Capital Outlays	552,534

TOTAL NEW APPROPRIATIONS	847,070

Q.3. SURIGAO DEL SUR STATE UNIVERSITY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	441,397,000

New Appropriations, by Program/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,528,000	₱	29,348,000	₱		₱	99,876,000
Operations		225,764,000		53,223,000		62,534,000		341,521,000

HIGHER EDUCATION PROGRAM ADVANCED EDUCATION PROGRAM		222,264,000 500,000		36,836,000 1,998,000				259,100,000 2,498,000

764	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

RESEARCH PROGRAM		1,500,000		7,804,000		62,534,000		71,838,000
TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		6,585,000				8,085,000

TOTAL NEW APPROPRIATIONS	₱	296,292,000	₱	82,571,000	₱	62,534,000	₱	441,397,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	40,588,000	₱	29,348,000	₱		₱	69,936,000
Administration of Personnel Benefits		29,940,000						29,940,000

Sub-total, General Administration and Support		70,528,000		29,348,000				99,876,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		222,264,000		36,836,000				259,100,000

HIGHER EDUCATION PROGRAM		222,264,000		36,836,000				259,100,000

Provision of Higher Education Services		222,264,000		35,836,000				258,100,000
Project(s)
Locally-Funded Project(s)				1,000,000				1,000,000

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Higher education research improved to promote economic productivity and innovation		2,000,000		9,802,000		62,534,000		74,336,000

ADVANCED EDUCATION PROGRAM		500,000		1,998,000				2,498,000

Provision of Advanced Education Services		500,000		1,998,000				2,498,000
RESEARCH PROGRAM		1,500,000		7,804,000		62,534,000		71,838,000

Conduct of Research Services		1,500,000		7,804,000		534,000		9,838,000
Project (s)
Locally-Funded Project(s)						62,000,000		62,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	765
STATE UNIVERSITIES AND COLLEGES

Construction of Research, Development and Extension Training Center						62,000,000		62,000,000
Community engagement increased		1,500,000		6,585,000				8,085,000

TECHNICAL ADVISORY EXTENSION PROGRAM		1,500,000		6,585,000				8,085,000

Provision of Extension Services		1,500,000		6,585,000				8,085,000

Sub-total, Operations		225,764,000		53,223,000		62,534,000		341,521,000

TOTAL NEW APPROPRIATIONS	₱	296,292,000	₱	82,571,000	₱	62,534,000	₱	441,397,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	204,057

Total Permanent Positions	204,057

Other Compensation Common to All
Personnel Economic Relief Allowance	10,608
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	2,652
Honoraria	3,500
Mid-Year Bonus - Civilian	17,004
Year End Bonus	17,004
Cash Gift	2,210
Productivity Enhancement Incentive	2,210
Step Increment	510

Total Other Compensation Common to All	56,058

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	616
Lump-sum for filling of Positions - Civilian	28,916

Total Other Compensation for Specific Groups	29,532

Other Benefits
PAG-IBIG Contributions	531
PhilHealth Contributions	2,197
Employees Compensation Insurance Premiums	531
Loyalty Award - Civilian	210
Terminal Leave	1,024

766	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Other Benefits	4,493

Non-Permanent Positions	2,152

Total Personnel Services	296,292

Maintenance and Other Operating Expenses
Travelling Expenses	9,023
Training and Scholarship Expenses	3,451
Supplies and Materials Expenses	14,709
Utility Expenses	27,375
Communication Expenses	3,475
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	150
Professional Services	6,620
General Services	5,751
Repairs and Maintenance	6,873
Taxes, Insurance Premiums and Other Fees	588
Other Maintenance and Operating Expenses
Advertising Expenses	640
Printing and Publication Expenses	189
Representation Expenses	2,000
Transportation and Delivery Expenses	178
Membership Dues and Contributions to Organizations	185
Subscription Expenses	438
Other Maintenance and Operating Expenses	926

Total Maintenance and Other Operating Expenses	82,571

Total Current Operating Expenditures	378,863

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,000
Furniture, Fixtures and Books Outlay	534

Total Capital Outlays	62,534

TOTAL NEW APPROPRIATIONS	441,397

Q.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

For general administration and support, and operations, including locally funded project(s), as indicated hereunder	₱	400,734,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	60,574,000	₱	33,302,000	₱	₱	93,876,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	767
STATE UNIVERSITIES AND COLLEGES

Operations		163,325,000		70,999,000		72,534,000		306,858,000

HIGHER EDUCATION PROGRAM		163,325,000		58,757,000		72,534,000		294,616,000
ADVANCED EDUCATION PROGRAM				2,934,000				2,934,000
RESEARCH PROGRAM				6,217,000				6,217,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,091,000				3,091,000

TOTAL NEW APPROPRIATIONS	₱	223,899,000	₱	104,301,000	₱	72,534,000	₱	400,734,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,649,000	₱	33,302,000	₱		₱	52,951,000
Administration of Personnel Benefits		40,925,000						40,925,000

Sub-total, General Administration and Support		60,574,000		33,302,000				93,876,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		163,325,000		58,757,000		72,534,000		294,616,000

HIGHER EDUCATION PROGRAM		163,325,000		58,757,000		72,534,000		294,616,000

Provision of Higher Education Services		163,325,000		57,757,000				221,082,000
Project(s)
Locally-Funded Project(s)				1,000,000		72,534,000		73,534,000

Improvement of Technology Building						10,000,000		10,000,000
Rehabilitation and Establishment of Crop Production Center						10,000,000		10,000,000
Repair & Improvement of FITS Center						5,000,000		5,000,000
Construction of Agriculture Laboratory Herbarium						2,000,000		2,000,000
Food Processing Building including equipment						20,000,000		20,000,000

768	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Improvement of Fish Processing						9,534,000		9,534,000
Improvement of Water System						6,000,000		6,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Construction of Administration Building with Academic Classrooms (SSCT-Malimono Campus)						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				9,151,000				9,151,000

ADVANCED EDUCATION PROGRAM				2,934,000				2,934,000

Provision of Advanced Education Services				2,934,000				2,934,000
RESEARCH PROGRAM				6,217,000				6,217,000

Conduct of Research Services				6,217,000				6,217,000
Community engagement increased				3,091,000				3,091,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,091,000				3,091,000

Provision of Extension Services				3,091,000				3,091,000

Sub-total, Operations		163,325,000		70,999,000		72,534,000		306,858,000

TOTAL NEW APPROPRIATIONS	₱	223,899,000	₱	104,301,000	₱	72,534,000	₱	400,734,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	140,288

Total Permanent Positions	140,288

Other Compensation Common to all
Personnel Economic Relief Allowance	7,104
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	1,776
Honoraria	836
Mid-Year Bonus - Civilian	11,691

DECEMBER 28, 2020	OFFICIAL GAZETTE	769
STATE UNIVERSITIES AND COLLEGES

Year End Bonus	11,691
Cash Gift	1,480
Productivity Enhancement Incentive	1,480
Step Increment	350

Total Other Compensation Common to All	36,648

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	499
Lump-sum for filling of Positions - Civilian	38,951

Total Other Compensation for Specific Groups	39,450

Other Benefits
PAG-IBIG Contributions	355
PhilHealth Contributions	1,553
Employees Compensation Insurance Premiums	355
Loyalty Award - Civilian	170
Terminal Leave	1,974

Total Other Benefits	4,407

Non-Permanent Positions	3,106

Total Personnel Services	223,899

Maintenance and Other Operating Expenses
Travelling Expenses	8,940
Training and Scholarship Expenses	9,313
Supplies and Materials Expenses	22,494
Utility Expenses	18,797
Communication Expenses	4,004
Awards/Rewards and Prizes	143
Survey, Research, Exploration and Development Expenses	50
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	233
Professional Services	3,571
General Services	19,324
Repairs and Maintenance	8,833
Taxes, Insurance Premiums and Other Fees	2,322
Other Maintenance and Operating Expenses
Advertising Expenses	166
Printing and Publication Expenses	236
Representation Expenses	1,250
Transportation and Delivery Expenses	7
Rent/Lease Expenses	382
Membership Dues and Contributions to Organizations	88
Subscription Expenses	605
Other Maintenance and Operating Expenses	3,543

Total Maintenance and Other Operating Expenses	104,301

Total Current Operating Expenditures	328,200

Capital Outlays
Property, Plant and Equipment Outlay

770	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Infrastructure Outlay	6,000
Buildings and Other Structures	66,534

Total Capital Outlays	72,534

TOTAL NEW APPROPRIATIONS	400,734

DECEMBER 28, 2020	OFFICIAL GAZETTE	771
STATE UNIVERSITIES AND COLLEGES

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.l. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	155,730,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	10,597,000	₱	14,495,000	₱		₱	25,092,000
Support to Operations		2,000		840,000		29,153,000		29,995,000
Operations		18,863,000		13,594,000		68,186,000		100,643,000

HIGHER EDUCATION PROGRAM		18,863,000		7,411,000		68,186,000		94,460,000
ADVANCED EDUCATION PROGRAM				574,000				574,000
RESEARCH PROGRAM				1,872,000				1,872,000
TECHNICAL ADVISORY EXTENSION PROGRAM				3,737,000				3,737,000

TOTAL NEW APPROPRIATIONS	₱	29,462,000	₱	28,929,000	₱	97,339,000	₱	155,730,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	10,597,000	₱	14,495,000	₱		₱	25,092,000

Sub-total, General Administration and Support		10,597,000		14,495,000				25,092,000

Support to Operations
Auxiliary Services		2,000		840,000				842,000
Project(s)
Locally-Funded Project(s)						29,153,000		29,153,000

Construction of Boys Dormitory						1,054,000		1,054,000

772	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Expansion and Repair of Girls Dormitory			1,000,000	1,000,000
Completion of the Rehabilitation, Expansion and Upgrading of Open Court Gymnasium			3,500,000	3,500,000
Completion of the Construction of 5 meter width x 500 m length Concrete Road with 500mm depth Soil Backfiling			7,500,000	7,500,000
Completion of the Construction Concrete Pathway with Roof Structure			5,000,000	5,000,000
Construction of Two Storey Faculty and Staff House Building			9,655,000	9,655,000
Supply and Installation of 30 unit Solar Street Light			1,444,000	1,444,000

Sub-total, Support to Operations	2,000	840,000	29,153,000	29,995,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	18,863,000	7,411,000	68,186,000	94,460,000

HIGHER EDUCATION PROGRAM	18,863,000	7,411,000	68,186,000	94,460,000

Provision of Higher Education Services	18,863,000	6,411,000		25,274,000
Project(s)
Locally-Funded Project(s)		1,000,000	68,186,000	69,186,000

Rehabilitation, Expansion and Upgrading of Two Storey 24 Classroom Building (Phase 1)			19,995,000	19,995,000
Renovation and Expansion of Two Storey Laboratory High School Building II (Carino Building)			18,834,000	18,834,000
Conduct of Activities for Sports and Culture Development		500,000		500,000
ICT Connection and Other Equipment		500,000		500,000
Construction of Two-Storey Boys Dormitory			29,357,000	29,357,000
Higher education research improved to promote economic productivity and innovation		2,446,000		2,446,000

ADVANCED EDUCATION PROGRAM		574,000		574,000

Provision of Advanced Education Services		574,000		574,000
RESEARCH PROGRAM		1,872,000		1,872,000

Provision of Research Services		1,872,000		1,872,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	773
STATE UNIVERSITIES AND COLLEGES

Community engagement increased				3,737,000				3,737,000

TECHNICAL ADVISORY EXTENSION PROGRAM				3,737,000				3,737,000

Provision of Extension Services				3,737,000				3,737,000

Sub-total, Operations		18,863,000		13,594,000		68,186,000		100,643,000

TOTAL NEW APPROPRIATIONS	₱	29,462,000	₱	28,929,000	₱	97,339,000	₱	155,730,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	22,367

Total Permanent Positions	22,367

Other Compensation Common to All
Personnel Economic Relief Allowance	1,272
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	318
Honoraria	167
Mid-Year Bonus - Civilian	1,864
Year End Bonus	1,864
Cash Gift	265
Productivity Enhancement Incentive	265
Step Increment	56

Total Other Compensation Common to All	6,395

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13

Total Other Compensation for Specific Groups	13

Other Benefits
PAG-IBIG Contributions	64
PhilHealth Contributions	264
Employees Compensation Insurance Premiums	64

Total Other Benefits	392

Non-Permanent Positions	295

Total Personnel Services	29,462

774	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	6,592
Training and Scholarship Expenses	1,543
Supplies and Materials Expenses	5,825
Utility Expenses	597
Communication Expenses	1,114
Awards/Rewards and Prizes	875
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	450
Professional Services	2,056
General Services	2,119
Repairs and Maintenance	1,090
Labor and Wages	1,050
Other Maintenance and Operating Expenses
Advertising Expenses	663
Printing and Publication Expenses	1,164
Representation Expenses	795
Transportation and Delivery Expenses	574
Rent/Lease Expenses	266
Membership Dues and Contributions to Organizations	250
Other Maintenance and Operating Expenses	1,906

Total Maintenance and Other Operating Expenses	28,929

Total Current Operating Expenditures	58,391

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvement Outlay	1,444
Infrastructure Outlay	12,500
Buildings and Other Structures	83,395

Total Capital Outlays	97,339

TOTAL NEW APPROPRIATIONS	155,730

R.2. BASILAN STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	117,289,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,632,000	₱	14,103,000	₱		₱	45,735,000
Operations		45,810,000		19,169,000		6,575,000		71,554,000

HIGHER EDUCATION PROGRAM		45,810,000		17,645,000		6,575,000		70,030,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	775
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM				774,000				774,000
TECHNICAL ADVISORY EXTENSION PROGRAM				750,000				750,000

TOTAL NEW APPROPRIATIONS	₱	77,442,000	₱	33,272,000	₱	6,575,000	₱	117,289,000

New Appropriations, by Programs/Activities/Projects
	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,555,000	₱	14,103,000	₱		₱	33,658,000
Administration of Personnel Benefits		12,077,000						12,077,000

Sub-total, General Administration and Support		31,632,000		14,103,000				45,735,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		45,810,000		17,645,000		6,575,000		70,030,000

HIGHER EDUCATION PROGRAM		45,810,000		17,645,000		6,575,000		70,030,000

Provision of Higher Education Services		45,810,000		16,645,000				62,455,000
Project(s)
Locally-Funded Project(s)				1,000,000		6,575,000		7,575,000

Acquisition of LED Mall						2,000,000		2,000,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Acquisition of Instructional Computer Laboratory						2,500,000		2,500,000
Acquisition of Facilities and Equipment for the Nursing Department						2,075,000		2,075,000
Higher education research improved to promote economic productivity and innovation				774,000				774,000

RESEARCH PROGRAM				774,000				774,000

Conduct of Research Services				774,000				774,000

776	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Community engagement increased				750,000				750,000

TECHNICAL ADVISORY EXTENSION PROGRAM				750,000				750,000

Provision of Extension Services				750,000				750,000

Sub-total, Operations		45,810,000		19,169,000		6,575,000		71,554,000

TOTAL NEW APPROPRIATIONS	₱	77,442,000	₱	33,272,000	₱	6,575,000	₱	117,289,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	49,102

Total Permanent Positions	49,102

Other Compensation Common to All
Personnel Economic Relief Allowance	2,904
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	726
Honoraria	359
Mid-Year Bonus - Civilian	4,092
Year End Bonus	4,092
Cash Gift	605
Productivity Enhancement Incentive	605
Step Increment	123

Total Other Compensation Common to All	13,830

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	133
Lump-sum for filling of Positions - Civilian	11,835

Total Other Compensation for Specific Groups	11,968

Other Benefits
PAG-IBIG Contributions	146
PhilHealth Contributions	576
Employees Compensation Insurance Premiums	146
Loyalty Award - Civilian	70
Terminal Leave	242

Total Other Benefits	1,180

Non-Permanent Positions	1,362

DECEMBER 28, 2020	OFFICIAL GAZETTE	777
STATE UNIVERSITIES AND COLLEGES

Total Personnel Services	77,442

Maintenance and Other Operating Expenses
Travelling Expenses	5,450
Training and Scholarship Expenses	350
Supplies and Materials Expenses	9,074
Utility Expenses	2,188
Communication Expenses	1,125
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
General Services	2,400
Repairs and Maintenance	1,700
Taxes, Insurance Premiums and Other Fees	420
Labor and Wages	7,056
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	60
Representation Expenses	2,500
Transportation and Delivery Expenses	10
Membership Dues and Contributions to Organizations	219
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	33,272

Total Current Operating Expenditures	110,714

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,575

Total Capital Outlays	6,575

TOTAL NEW APPROPRIATIONS	117,289

R.3. MINDANAO STATE UNIVERSITY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	5,988,717,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	525,027,000	₱	132,474,000	₱	800,000	₱	658,301,000
Support to Operations		88,303,000		3,477,000		10,000,000		101,780,000
Operations		2,289,758,000		197,144,000		2,741,734,000		5,228,636,000

778	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

HIGHER EDUCATION PROGRAM		2,152,056,000		186,973,000		2,720,634,000		5,059,663,000
ADVANCED EDUCATION PROGRAM		12,378,000		964,000				13,342,000
RESEARCH PROGRAM		92,697,000		7,206,000		21,100,000		121,003,000
TECHNICAL ADVISORY EXTENSION PROGRAM		32,627,000		2,001,000				34,628,000

TOTAL NEW APPROPRIATIONS	₱	2,903,088,000	₱	333,095,000	₱	2,752,534,000	₱	5,988,717,000

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	424,995,000	₱	132,474,000	₱	800,000	₱	558,269,000

Region X - Northern Mindanao		24,393,000		15,629,000		800,000		40,822,000

Mindanao State University - Naawan		24,393,000		15,629,000		800,000		40,822,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		400,602,000		116,845,000				517,447,000

Mindanao State University - General Santos		48,472,000		11,608,000				60,080,000
Mindanao State University - Maguindanao		37,826,000		7,570,000				45,396,000
Mindanao State University - Marawi		293,241,000		87,678,000				380,919,000
Mindanao State University - Sulu		21,063,000		9,989,000				31,052,000
Administration of Personnel Benefits		100,032,000						100,032,000

Region X - Northern Mindanao		9,930,000						9,930,000

Mindanao State University - Naawan		9,930,000						9,930,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		90,102,000						90,102,000

Mindanao State University - General Santos		16,590,000						16,590,000
Mindanao State University - Maguindanao		3,245,000						3,245,000
Mindanao State University - Marawi		68,043,000						68,043,000
Mindanao State University - Sulu		2,224,000						2,224,000

Sub-total, General Administration and Support		525,027,000		132,474,000		800,000		658,301,000

Support to Operations
Auxiliary Services		88,303,000		3,477,000				91,780,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	779
STATE UNIVERSITIES AND COLLEGES

Region X - Northern Mindanao	3,591,000	221,000		3,812,000

Mindanao State University - Naawan	3,591,000	221,000		3,812,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	84,712,000	3,256,000		87,968,000

Mindanao State University - General Santos	13,751,000	1,666,000		15,417,000
Mindanao State University - Maguindanao	11,651,000	325,000		11,976,000
Mindanao State University - Marawi	57,642,000	733,000		58,375,000
Mindanao State University - Sulu	1,668,000	532,000		2,200,000
Project(s)
Locally-Funded Project(s)			10,000,000	10,000,000

Expansion of University
Medical Services Building MSU Gensan			10,000,000	10,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			10,000,000	10,000,000

Mindanao State University - General Santos			10,000,000	10,000,000

Sub-Total, Support to Operations	88,303,000	3,477,000	10,000,000	101,780,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased	2,152,056,000	186,973,000	2,720,634,000	5,059,663,000

HIGHER EDUCATION PROGRAM	2,152,056,000	186,973,000	2,720,634,000	5,059,663,000

Provision of Higher Education Services	2,127,970,000	183,073,000		2,311,043,000

Region X - Northern Mindanao	74,518,000	4,401,000		78,919,000

Mindanao State University - Naawan	74,518,000	4,401,000		78,919,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,053,452,000	178,672,000		2,232,124,000

Mindanao State University - General Santos	261,504,000	16,545,000		278,049,000
Mindanao State University - Maguindanao	156,063,000	20,105,000		176,168,000
Mindanao State University - Marawi	1,477,735,000	137,963,000		1,615,698,000
Mindanao State University - Sulu	158,150,000	4,059,000		162,209,000
Project(s)
Locally-Funded Project(s)	24,086,000	3,900,000	2,720,634,000	2,748,620,000

Conduct of Activities for Sports and Culture Development		1,000,000		1,000,000

780	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		200,000		200,000

Mindanao State University - Naawan		200,000		200,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		800,000		800,000

Mindanao State University - General Santos		200,000		200,000
Mindanao State University - Maguindanao		200,000		200,000
Mindanao State University - Marawi		200,000		200,000
Mindanao State University - Sulu		200,000		200,000
Building of MSUN-IDS - Senior High School			12,634,000	12,634,000

Region X - Northern Mindanao			12,634,000	12,634,000

Mindanao State University - Naawan			12,634,000	12,634,000
Repair/Renovation of the Clinic, MSU-LNAC			3,000,000	3,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			3,000,000	3,000,000

Mindanao State University - Marawi			3,000,000	3,000,000
Construction of 3-Storey College of Nursing Building, MSU-Sulu			30,000,000	30,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			30,000,000	30,000,000

Mindanao State University - Sulu			30,000,000	30,000,000
ICT Connection and Other Equipment		500,000		500,000
Funding for the Increase in Carrying Capacity of the College of Medicine	24,086,000	2,400,000	75,000,000	101,486,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	24,086,000	2,400,000	75,000,000	101,486,000

Mindanao State University - Marawi	24,086,000	2,400,000	75,000,000	101,486,000
Construction of Campus Dormitory MSU - Buug Campus			10,000,000	10,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			10,000,000	10,000,000

Mindanao State University - Buug			10,000,000	10,000,000
Construction of School of Marine Fisheries and Technology (SMFT) Building MSU - Naawan Campus			15,000,000	15,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			15,000,000	15,000,000

Mindanao State University - Naawan			15,000,000	15,000,000
Construction/Completion of Gymnasium MSU - Lanao Del Norte Agricultural College (MSU-LNAC)			5,000,000	5,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	781
STATE UNIVERSITIES AND COLLEGES

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			5,000,000	5,000,000

Mindanao State University - LNAC			5,000,000	5,000,000
Construction of College of Medicine Building (Phase II), MSU General Santos City			50,000,000	50,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			50,000,000	50,000,000

Mindanao State University - General Santos City			50,000,000	50,000,000
Construction/Completion of Faculty Dormitory (Phase II)			20,000,000	20,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			20,000,000	20,000,000

Mindanao State University			20,000,000	20,000,000
Smart Campuses Program			2,000,000,000	2,000,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			2,000,000,000	2,000,000,000

Mindanao State University - Marawi Campus			2,000,000,000	2,000,000,000
Procurement of Distance Learning Platform and Hosting for MSU Students			500,000,000	500,000,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			500,000,000	500,000,000

Mindanao State University - Marawi Campus			500,000,000	500,000,000
Higher education research improved to promote economic productivity and innovation	105,075,000	8,170,000	21,100,000	134,345,000

ADVANCED EDUCATION PROGRAM	12,378,000	964,000		13,342,000

Provision of Advanced Education Services	12,378,000	964,000		13,342,000

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	12,378,000	964,000		13,342,000

Mindanao State University - General Santos		28,000		28,000
Mindanao State University - Maguindanao	6,168,000	455,000		6,623,000
Mindanao State University - Marawi	6,210,000	481,000		6,691,000
RESEARCH PROGRAM	92,697,000	7,206,000	21,100,000	121,003,000

Conduct of Research Services	92,697,000	7,206,000		99,903,000

Region X - Northern Mindanao	33,149,000	1,057,000		34,206,000

Mindanao State University - Naawan	33,149,000	1,057,000		34,206,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	59,548,000	6,149,000		65,697,000

Mindanao State University - General Santos	6,784,000	1,261,000		8,045,000
Mindanao State University - Maguindanao	8,005,000	1,008,000		9,013,000

782	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Mindanao State University - Marawi	37,587,000	3,145,000	40,732,000
Mindanao State University - Sulu	7,172,000	735,000		7,907,000
Project(s)
Locally-Funded Project(s)			21,100,000	21,100,000
Construction of Center for Biodiversity Studies in SOCCSKSARGEN			16,100,000	16,100,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)			16,100,000	16,100,000
Mindanao State University - General Santos			16,100,000	16,100,000
Crab Hatchery Center in Mindanao Phase II			5,000,000	5,000,000
Region X - northern Mindanao			5,000,000	5,000,000
Mindanao State University - Naawan			5,000,000	5,000,000
Community engagement increased	32,627,000	2,001,000		34,628,000
TECHNICAL ADVISORY EXTENSION PROGRAM	32,627,000	2,001,000		34,628,000
Provision of Extension Services	32,627,000	2,001,000		34,628,000
Region X - Northern Mindanao	5,956,000	235,000		6,191,000
Mindanao State University - Naawan	5,956,000	235,000		6,191,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	26,671,000	1,766,000		28,437,000
Mindanao State University - General Santos	3,230,000	361,000		3,591,000
Mindanao State University - Maguindanao	6,711,000	678,000		7,389,000
Mindanao State University - Marawi	16,730,000	727,000		17,457,000

Sub-total, Operations	2,289,758,000	197,144,000	2,741,734,000	5,228,636,000

TOTAL NEW APPROPRIATIONS	₱2,903,088,000	₱333,095,000	₱2,752,534,000	₱5,988,717,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,135,184

DECEMBER 28, 2020	OFFICIAL GAZETTE	783
STATE UNIVERSITIES AND COLLEGES

Total Permanent Positions	2,135,184

Other Compensation Common to All
Personnel Economic Relief Allowance	101,616
Representation Allowance	4,824
Transportation Allowance	4,764
Clothing and Uniform Allowance	25,404
Honoraria	4,410
Mid-Year Bonus - Civilian	177,933
Year End Bonus	177,933
Cash Gift	21,170
Productivity Enhancement Incentive	21,170
Step Increment	5,338

Total Other Compensation Common to All	544,562

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	3,301
Lump-sum for filling of Positions - Civilian	21,377
Lump-sum for NBC 308	15,783
Lump-sum for Personnel Services	24,086
Anniversary Bonus - Civilian	9,063

Total Other Compensation for Specific Groups	73,610

Other Benefits
PAG-IBIG Contributions	5,081
PhilHealth Contributions	19,924
Employees Compensation Insurance Premiums	5,081
Loyalty Award - Civilian	315
Terminal Leave	78,655

Total Other Benefits	109,056

Non-Permanent Positions	40,676

Total Personnel Services	2,903,088

Maintenance and Other Operating Expenses
Travelling Expenses	29,096
Training and Scholarship Expenses	20,628
Supplies and Materials Expenses	52,025
Utility Expenses	79,330
Communication Expenses	9,361
Awards/Rewards and Prizes	1,993
Survey, Research, Exploration and Development Expenses	30
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	801
Professional Services	7,222
General Services	31,804
Repairs and Maintenance	37,690
Financial Assistance/Subsidy	839
Taxes, Insurance Premiums and Other Fees	2,797
Labor and Wages	145
Other Maintenance and Operating Expenses
Advertising Expenses	286

784	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Printing and Publication Expenses	1,856
Representation Expenses	559
Transportation and Delivery Expenses	169
Rent/Lease Expenses	1,829
Membership Dues and Contributions to Organizations	237
Other Maintenance and Operating Expenses	54,398

Total Maintenance and Other Operating Expenses	333,095

Total Current Operating Expenditures	3,236,183

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	251,734
Machinery and Equipment Outlay	2,500,800

Total Capital Outlays	2,752,534

TOTAL NEW APPROPRIATIONS	5,988,717

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

For general administration and support, support to operations and operations, including locally-funded project(s), as indicated hereunder	₱	620,043,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	75,110,000	₱	28,512,000	₱	3,390,000	₱	107,012,000
Support to Operations		32,419,000		2,599,000				35,018,000
Operations		400,169,000		52,109,000		25,735,000		478,013,000

HIGHER EDUCATION PROGRAM		369,225,000		44,807,000		25,735,000		439,767,000
ADVANCED EDUCATION PROGRAM		14,588,000		2,035,000				16,623,000
RESEARCH PROGRAM		10,885,000		3,713,000				14,598,000
TECHNICAL ADVISORY EXTENSION PROGRAM		5,471,000		1,554,000				7,025,000

TOTAL NEW APPROPRIATIONS	₱	507,698,000	₱	83,220,000	₱	29,125,000	₱	620,043,000

New Appropriations, by Programs/Activities/Projects

DECEMBER 28, 2020	OFFICIAL GAZETTE	785
STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,666,000	₱	28,512,000	₱	3,390,000	₱	89,568,000
Administration of Personnel Benefits		17,444,000						17,444,000

Sub-total, General Administration and Support		75,110,000		28,512,000		3,390,000		107,012,000

Support to Operations
Auxiliary Services		32,419,000		2,599,000				35,018,000

Sub-total, Support to Operations		32,419,000		2,599,000				35,018,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		369,225,000		44,807,000		25,735,000		439,767,000

HIGHER EDUCATION PROGRAM		369,225,000		44,807,000		25,735,000		439,767,000

Provision of Higher Education Services		369,225,000		43,307,000				412,532,000
Project(s)
Locally-Funded Project(s)				1,500,000		25,735,000		27,235,000

Construction of Student Food Processing Innovation Center						20,735,000		20,735,000
Conduct of Activities for Sports and Culture Development				1,000,000				1,000,000
ICT Connection and Other Equipment				500,000				500,000
Upgrading of Information and Communication Technology Facilities						5,000,000		5,000,000
Higher education research improved to promote economic productivity and innovation		25,473,000		5,748,000				31,221,000

ADVANCED EDUCATION PROGRAM		14,588,000		2,035,000				16,623,000

Provision of Advanced Education Services		14,588,000		2,035,000				16,623,000
RESEARCH PROGRAM		10,885,000		3,713,000				14,598,000

Conduct of Research Services		10,885,000		3,713,000				14,598,000
Community engagement increased		5,471,000		1,554,000				7,025,000

786	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

TECHNICAL ADVISORY EXTENSION PROGRAM		5,471,000		1,554,000				7,025,000

Provision of Extension Services		5,471,000		1,554,000				7,025,000

Sub-total, Operations		400,169,000		52,109,000		25,735,000		478,013,000

TOTAL NEW APPROPRIATIONS	₱	507,698,000	₱	83,220,000	₱	29,125,000	₱	620,043,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	370,776

Total Permanent Positions	370,776

Other Compensation Common to All
Personnel Economic Relief Allowance	21,144
Representation Allowance	846
Transportation Allowance	846
Clothing and Uniform Allowance	5,286
Honoraria	1,511
Mid-Year Bonus - Civilian	30,898
Year End Bonus	30,898
Cash Gift	4,405
Productivity Enhancement Incentive	4,405
Step Increment	927

Total Other Compensation Common to All	101,166

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	99
Lump-sum for NBC 308	2,000

Total Other Compensation for Specific Groups	2,099

Other Benefits
PAG-IBIG Contributions	1,056
PhilHealth Contributions	3,819
Employees Compensation Insurance Premiums	1,056
Terminal Leave	17,444

Total Other Benefits	23,375

Non-Permanent Positions	10,282

Total Personnel Services	507,698

DECEMBER 28, 2020	OFFICIAL GAZETTE	787
STATE UNIVERSITIES AND COLLEGES

Maintenance and Other Operating Expenses
Travelling Expenses	4,015
Training and Scholarship Expenses	14,919
Supplies and Materials Expenses	8,875
Utility Expenses	20,679
Communication Expenses	8,610
Survey, Research, Exploration and
Development Expenses	1,356
Professional Services	1,056
General Services	2,872
Repairs and Maintenance	2,003
Other Maintenance and Operating Expenses
Advertising Expenses	330
Printing and Publication Expenses	927
Representation Expenses	940
Other Maintenance and Operating Expenses	16,638

Total Maintenance and Other Operating Expenses	83,220

Total Current Operating Expenditures	590,918

Capital Outlays
Property, Plant and Equipment Outlay Buildings and Other Structures	20,735
Machinery and Equipment Outlay	8,390

Total Capital Outlays	29,125

TOTAL NEW APPROPRIATIONS	620,043

R.5. SULU STATE COLLEGE

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	197,900,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	28,778,000	₱	7,090,000	₱	30,000,000	₱	65,868,000
Operations		79,422,000		10,110,000		42,500,000		132,032,000

HIGHER EDUCATION PROGRAM		79,422,000		8,450,000		42,500,000		130,372,000
RESEARCH PROGRAM				830,000				830,000
TECHNICAL ADVISORY EXTENSION PROGRAM				830,000				830,000

TOTAL NEW APPROPRIATIONS	₱	108,200,000	₱	17,200,000	₱	72,500,000	₱	197,900,000

788	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,441,000	₱	7,090,000	₱		₱	27,531,000
Administration of Personnel Benefits		8,337,000						8,337,000
Project(s)
Locally-Funded Project(s)						30,000,000		30,000,000

Construction of Administrative Building						30,000,000		30,000,000

Sub-total, General Administration and Support		28,778,000		7,090,000		30,000,000		65,868,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		79,422,000		8,450,000		42,500,000		130,372,000

HIGHER EDUCATION PROGRAM		79,422,000		8,450,000		42,500,000		130,372,000

Provision of Higher Education Services		79,422,000		7,450,000				86,872,000
Project(s)
Locally-Funded Project(s)				1,000,000		42,500,000		43,500,000

Repair of Main Library and Rehabilitation of Library						25,000,000		25,000,000
Repair of Education Building						6,000,000		6,000,000
Repair of Agricultural Building						1,500,000		1,500,000
Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Procurement of State-of-the-Art Equipment for the Nursing Laboratory						10,000,000		10,000,000
Higher education research improved to promote economic productivity and innovation				830,000				830,000

RESEARCH PROGRAM				830,000				830,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	789
STATE UNIVERSITIES AND COLLEGES

Conduct of Research Services				830,000				830,000
Community engagement increased				830,000				830,000

TECHNICAL ADVISORY EXTENSION PROGRAM				830,000				830,000

Provision of Extension Services				830,000				830,000

Sub-total, Operations		79,422,000		10,110,000		42,500,000		132,032,000

TOTAL NEW APPROPRIATIONS	₱	108,200,000	₱	17,200,000	₱	72,500,000	₱	197,900,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	74,317

Total Permanent Positions	74,317

Other Compensation Common to All
Personnel Economic Relief Allowance	3,984
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	996
Honoraria	553
Mid-Year Bonus - Civilian	6,193
Year End Bonus	6,193
Cash Gift	830
Productivity Enhancement Incentive	830
Step Increment	186

Total Other Compensation Common to All	20,089

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	20
Lump-sum for filling of Positions - Civilian	8,337

Total Other Compensation for Specific Groups	8,357

Other Benefits
PAG-IBIG Contributions	200
PhilHealth Contributions	822
Employees Compensation Insurance Premiums	200
Loyalty Award - Civilian	135

Total Other Benefits	1,357

790	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Non-Permanent Positions	4,080

Total Personnel Services	108,200

Maintenance and Other Operating Expenses
Travelling Expenses	2,900
Training and Scholarship Expenses	987
Supplies and Materials Expenses	3,530
Utility Expenses	3,740
Communication Expenses	800
Survey, Research, Exploration and Development Expenses	230
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	120
Professional Services	480
General Services	2,420
Repairs and Maintenance	410
Other Maintenance and Operating Expenses
Printing and Publication Expenses	300
Representation Expenses	200
Membership Dues and Contributions to Organizations	230
Subscription Expenses	353
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	17,200

Total Current Operating Expenditures	125,400

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	62,500
Machinery and Equipment Outlay	10,000

Total Capital Outlays	72,500

TOTAL NEW APPROPRIATIONS	197,900

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

For general administration and support, and operations, including locally-funded project(s) as indicated hereunder	₱	136,437,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	37,793,000	₱	8,738,000	₱		₱	46,531,000
Operations		76,570,000		3,336,000		10,000,000		89,906,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	791
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM		76,570,000		3,336,000		10,000,000		89,906,000

TOTAL NEW APPROPRIATIONS	₱	114,363,000	₱	12,074,000	₱	10,000,000	₱	136,437,000

New Appropriations, by Programs/Activities/Projects

	Current Operatinq Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	17,032,000	₱	8,738,000			₱	25,770,000
Administration of Personnel Benefits		20,761,000						20,761,000

Sub-total, General Administration and Support		37,793,000		8,738,000				46,531,000

Operations
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased		76,570,000		3,336,000		10,000,000		89,906,000

HIGHER EDUCATION PROGRAM		76,570,000		3,336,000		10,000,000		89,906,000

Provision of Higher Education Services		76,570,000		2,336,000				78,906,000

Project(s)
Locally-Funded Project(s)				1,000,000		10,000,000		11,000,000

Conduct of Activities for Sports and Culture Development				500,000				500,000
ICT Connection and Other Equipment				500,000				500,000
Construction of Two-Storey Library						10,000,000		10,000,000

Sub-total, Operations		76,570,000		3,336,000		10,000,000		89,906,000

TOTAL NEW APPROPRIATIONS	₱	114,363,000	₱	12,074,000	₱	10,000,000	₱	136,437,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

792	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Permanent Positions
Basic Salary	68,637

Total Permanent Positions	68,637

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	162
Transportation Allowance	162
Clothing and Uniform Allowance	978
Honoraria	1,888
Mid-Year Bonus - Civilian	5,719
Year End Bonus	5,719
Cash Gift	815
Productivity Enhancement Incentive	815
Step Increment	171

Total Other Compensation Common to All	20,341

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	13
Lump-sum for filling of Positions - Civilian	9,164

Total Other Compensation for Specific Groups	9,177

Other Benefits
PAG-IBIG Contributions	195
PhilHealth Contributions	796
Employees Compensation Insurance Premiums	195
Loyalty Award - Civilian	685
Terminal Leave	11,597

Total Other Benefits	13,468

Non-Permanent Positions	2,740

Total Personnel Services	114,363

Maintenance and Other Operating Expenses
Travelling Expenses	1,867
Training and Scholarship Expenses	198
Supplies and Materials Expenses	3,029
Utility Expenses	2,248
Communication Expenses	860
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	707
Repairs and Maintenance	1,071
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Advertising Expenses	210
Printing and Publication Expenses	263
Representation Expenses	230
Transportation and Delivery Expenses	122

DECEMBER 28, 2020	OFFICIAL GAZETTE	793
STATE UNIVERSITIES AND COLLEGES

Rent/Lease Expenses	100
Membership Dues and Contributions to Organizations	504
Other Maintenance and Operating Expenses	500

Total Maintenance and Other Operating Expenses	12,074

Total Current Operating Expenditures	126,437

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000

Total Capital Outlays	10,000

TOTAL NEW APPROPRIATIONS	136,437

Special Provision(s) Applicable to the State Universities and Colleges

1. Tuition Fees and School Charges. SUCs are authorized to collect tuition fees and other necessary school charges in accordance with R.A. No. 8292, without prejudice to the provisions of R.A. No. 10931 on Universal Access to Quality Tertiary Education.

All income from tuition fees and other school charges shall be retained and deposited by SUCs in an authorized government depository bank. In case there are no government banks in the locality, such income may be deposited in non-government banks, subject to BSP Circular No. 110 dated June 14, 1996.

Said income, including the amounts appropriated herein, shall be used primarily for programs and projects that directly support the core Mandate of SUCs and creation of additional positions as well as payment of magna carta benefits of public health workers subject to guidelines issued by the DBM, in coordination with COA and CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

Disbursements or expenditures by the SUCs in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

2. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of hospitals or medical centers under SUCs shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SUCs shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year. The Presidents of the SUCs and their web administrators or their equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the SUCs’ websites.

3. Income from Intellectual Property. Income derived from the sale, marketing and commercialization of intellectual property created by the faculty and personnel of SUCs shall accrue to the SUCs in accordance with Sections 30 and 178 of R.A. No. 8293.

4. State Universities and Colleges Programs and Course Offerings. SUCs shall maintain only programs and courses that directly support their core mandate and may open only programs and courses aligned with global innovation platforms of Science, Technology, Engineering, Agri-fisheries and Mathematics as well as the priorities of the government in key growth areas, such as semiconductor and electronics, business process outsourcing, tourism, general infrastructure, and other priority manufacturing industries, subject to the approval of their governing boards and the CHED in accordance with R.A. No. 8292. The funding requirements of new programs and courses shall be charged against internally-generated income, which shall be subject to the guidelines issued by the DBM in coordination with CHED. In no case shall said income be used for the payment of allowances and other benefits not authorized by law.

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5. Program of Receipts and Expenditures. SUCs shall submit to the DBM and CHED not later than November 15 of the preceding year a copy of their Program of Receipts and Expenditures (PREs) for the current year as approved by their respective governing boards pursuant to R.A. No. 8292. They shall likewise submit to the DBM not later than March 1 of the current year their respective audited financial statements for the immediately preceding year.

The PREs shall include: (i) a statement of receipts and expenditures consistent with the COA Chart of Accounts; (ii) all receipts from internally generated income and the proposed appropriations under the FY 2021 National Expenditure Program; and (iii) proposed expenditures.

6. Research and Development Projects. The funds intended for new research and development projects undertaken by SUCs shall be used for research and development projects that are consistent with, and directly related to, the priority programs of the government under the Philippine Development Plan (2017-2022). This may include the promotion and enhancement of protected areas through sustainable management and ecotourism development. For this purpose, the SUCs, in coordination with the LGUs, may consider in their research program the mapping and inventory of the biodiversity of the province.

The Presidents of the SUCs and the SUCs’ web administrators or their equivalent shall be responsible for ensuring that the annual report on the utilization of funds, including the list of recipient public or private entities, status of research being undertaken, and the amount released and utilized for each project are posted on the SUCs’ websites.

7. Creation, Conversion or Reclassification of Positions. SUCs may be allowed to create, convert, or reclassify positions as long as there is an authorized allocation for the purpose as appearing in their respective PREs or through scrap and build policy, i.e., when funded through the abolition of vacant positions in accordance with DBM Circular Letter No. 2004-7 dated March 25, 2004. SUCs shall likewise observe the following in the creation, conversion or reclassification of positions: (i) the number of positions to be created shall be the same or less than the number of positions abolished except with respect to teaching positions; (ii) the staffing modifications which will increase the number of lower level teaching positions may be allowed to augment inadequate teaching personnel; and (iii) there shall be no increase in the total amount of Personnel Services of the SUC.

8. Laboratory Classes of State Universities and Colleges. SUCs are allowed to maintain laboratory classes for their teaching education program in accordance with the policy of the CHED. SUCs operating laboratory classes shall maintain one (1) teacher for every twenty five (25) students with each laboratory class not exceeding one thousand (1,000) students during the K to 12 transition period or until SY 2020-2021. Thereafter, they are allowed to maintain not more than seven hundred fifty (750) students in their laboratory classes.

Secondary school teaching positions in excess of the required number of teachers for laboratory classes shall be transferred to the DepEd. Pending actual transfer, the funding requirements for said positions shall continually be paid by the host SUC.

9. Vocational and Practical Training of Students. SUCs are authorized to avail the voluntary services of their students in the construction or repair of buildings and the fabrication or repair of equipment subject to the payment of hourly rate as may be determined by the SUCs but not to exceed four (4) hours a day.

They may likewise utilize services of students for academic, research, extension and administrative matters as part of practicum training subject to the payment of hourly rate as may be determined by the SUCs.

10. Enrollment of Foreign Students. Foreign students may be allowed to enroll in SUCs provided they pass all the qualifying examinations and pay the full amount of tuition and other miscellaneous fees computed without taking into account the government subsidy to the SUCs. They may be admitted for enrollment only after all the qualified Filipino student applicants are enrolled. This provision shall not apply when there is a reciprocity agreement between the Philippines and the foreign student’s country of origin or legal residence. (GENERAL OBSERVATION - President’s Veto Message, December 28, 2020, Volume I-B, page 853, R.A. No. 11518)

11. Technical Support to Local Government Units. SUCs, in coordination with the Climate Change Commission and the Department of the Interior and Local Government, shall support local government units in the preparation and enhancement of Local Climate Change Action Plans and Comprehensive Land Use and Development Plans, including the conduct of the Climate and Disaster Risk Assessment, and cascading of relevant climate-related capacities and technologies.

12. Release of Funds for Branches of State Universities and Colleges. SUCs shall release the allocations identified in the PREs directly to their branches without any reduction by the main campus.

13. Employment of Qualified Contractual and Part-Time Faculty. In the hiring of new faculty, whether to fill unfilled or newly created positions, priority shall be given to qualified contractual and/or part-time faculty.

14. Reporting and Posting Requirements. The SUCs shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) SUC’s website.

The SUCs shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

15. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions.

DECEMBER 28, 2020	OFFICIAL GAZETTE	795
STATE UNIVERSITIES AND COLLEGES

GENERAL SUMMARY

STATE UNIVERSITIES AND COLLEGES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. University of the Philippines System (The National University)	₱	12,938,014,000	₱	6,592,116,000	₱	1,973,040,000	₱	21,503,170,000

Sub-Total, University of the Philippines System		12,938,014,000		6,592,116,000		1,973,040,000		21,503,170,000

B. NATIONAL CAPITAL REGION (NCR)
B.1. Eulogio “Amang” Rodriguez Institute of Science and Technology		218,661,000		33,985,000		3,203,000		255,849,000
B.2. Marikina Polytechnic College		123,730,000		25,140,000		7,721,000		156,591,000
B.3. Philippine Normal University		596,737,000		184,713,000		62,534,000		843,984,000
B.4. Philippine State College of Aeronautics		137,561,000		48,552,000		30,000,000		216,113,000
B.5. Polytechnic University of the Philippines		1,389,236,000		293,114,000		160,416,000		1,842,766,000
B.6. Rizal Technological University		405,196,000		96,826,000		90,500,000		592,522,000
B.7. Technological University of the Philippines		718,034,000		90,305,000		50,000,000		858,339,000

Sub-Total, NATIONAL CAPITAL REGION (NCR)		3,589,155,000		772,635,000		404,374,000		4,766,164,000

C. REGION I - ILOCOS
C.l. Don Mariano Marcos Memorial State University		916,756,000		114,908,000		162,534,000		1,194,198,000
C.2. Ilocos Sur Polytechnic State College		211,067,000		19,262,000		77,534,000		307,863,000
C.3. Mariano Marcos State University		646,831,000		137,160,000		187,534,000		971,525,000
C.4. North Luzon Philippines State College		56,650,000		21,333,000		62,534,000		140,517,000
C.5. Pangasinan State University		604,239,000		106,206,000		72,534,000		782,979,000
C.6. University of Northern Philippines		474,427,000		67,587,000		331,846,000		873,860,000

Sub-Total, REGION I - ILOCOS		2,909,970,000		466,456,000		894,516,000		4,270,942,000

D. CORDILLERA ADMINISTRATIVE REGION (CAR)
D.l. Abra State Institute of Science and Technology		159,400,000		27,599,000		69,534,000		256,533,000
D.2. Apayao State College		87,114,000		47,868,000		135,534,000		270,516,000
D.3. Benguet State University		568,138,000		114,145,000		72,534,000		754,817,000

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D.4. Ifugao State University	232,439,000	73,036,000	85,834,000	391,309,000
D.5. Kalinga State University	218,787,000	48,009,000	62,534,000	329,330,000
D.6. Mountain Province State University (Mountain Province State Polytechnic College)	180,479,000	85,790,000	205,234,000	471,503,000

Sub-Total, CORDILLERA ADMINISTRATIVE REGION (CAR)	1,446,357,000	396,447,000	631,204,000	2,474,008,000

E. REGION II - CAGAYAN VALLEY
E.l. Batanes State College	30,908,000	11,675,000	62,534,000	105,117,000
E.2. Cagayan State University	692,592,000	122,850,000	122,534,000	937,976,000
E.3. Isabela State University	826,288,000	110,030,000	115,534,000	1,051,852,000
E.4. Nueva Vizcaya State University	415,936,000	55,598,000	62,534,000	534,068,000
E.5. Quirino State University	148,114,000	50,760,000	62,150,000	261,024,000

Sub-Total, REGION II - CAGAYAN VALLEY	2,113,838,000	350,913,000	425,286,000	2,890,037,000

F. REGION III - CENTRAL LUZON
F.l. Aurora State College of Technology	88,482,000	48,475,000	104,537,000	241,494,000
F.2. Bataan Peninsula State University	341,183,000	63,931,000	177,383,000	582,497,000
F.3. Bulacan Agricultural State College	112,229,000	50,967,000	62,534,000	225,730,000
F.4. Bulacan State University	600,417,000	263,761,000	384,164,000	1,248,342,000
F.5. Central Luzon State University	608,095,000	181,749,000	130,895,000	920,739,000
F.6. Don Honorio Ventura State University	283,826,000	56,701,000	62,534,000	403,061,000
F.7. Nueva Ecija University of Science and Technology	444,059,000	74,685,000	112,534,000	631,278,000
F.8. Pampanga State Agricultural University	249,992,000	59,635,000	73,993,000	383,620,000
F.9. Philippine Merchant Marine Academy	106,131,000	131,601,000	62,534,000	300,266,000
F.10. President Ramon Magsaysay State University	257,942,000	58,241,000	72,084,000	388,267,000
F.ll. Tarlac Agricultural University	212,749,000	74,224,000	62,534,000	349,507,000
F.12. Tarlac State University	295,188,000	163,960,000	105,672,000	564,820,000

Sub-Total, REGION III - CENTRAL LUZON	3,600,293,000	1,227,930,000	1,411,398,000	6,239,621,000

G. REGION IV A - CALABARZON
G.l. Batangas State University	466,443,000	157,662,000	484,817,000	1,108,922,000
G.2. Cavite State University	494,703,000	82,980,000	72,534,000	650,217,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	797
STATE UNIVERSITIES AND COLLEGES

G.3. Laguna State Polytechnic University	379,709,000	66,937,000	72,534,000	519,180,000
G.4. Southern Luzon State University	276,787,000	61,942,000	62,534,000	401,263,000
G.5. University of Rizal System	505,977,000	57,778,000	92,334,000	656,089,000

Sub-Total, REGION IV A - CALABARZON	2,123,619,000	427,299,000	784,753,000	3,335,671,000

H. REGION IV B - MIMAROPA
H.l. Marinduque State College	151,810,000	23,330,000	45,142,000	220,282,000
H.2. Mindoro State University (Mindoro State College of Agriculture and Technology)	171,506,000	52,715,000	72,057,000	296,278,000
H.3. Occidental Mindoro State College	213,089,000	74,523,000	89,710,000	377,322,000
H.4. Palawan State University	385,338,000	70,458,000	54,339,000	510,135,000
H.5. Romblon State University	232,908,000	30,180,000	53,135,000	316,223,000
H.6. Western Philippines University	236,523,000	55,205,000	80,446,000	372,174,000

Sub-Total, REGION IV B - MIMAROPA	1,391,174,000	306,411,000	394,829,000	2,092,414,000

Sub-Total, REGION IV	3,514,793,000	733,710,000	1,179,582,000	5,428,085,000

I. REGION V - BICOL
I.1. Bicol State College of Applied Sciences and Technology	106,965,000	28,147,000	62,700,000	197,812,000
I.2. Bicol University	796,243,000	196,523,000	211,534,000	1,204,300,000
I.3. Camarines Norte State College	233,126,000	55,765,000	112,334,000	401,225,000
I.4. Camarines Sur Polytechnic Colleges	131,927,000	107,132,000	89,892,000	328,951,000
I.5. Catanduanes State University	322,736,000	82,067,000	171,752,000	576,555,000
I.6. Central Bicol State University of Agriculture	379,185,000	113,991,000	82,974,000	576,150,000
I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	109,520,000	41,520,000	69,524,000	220,564,000
I.8. Partido State University	253,600,000	75,260,000	82,574,000	411,434,000
I.9. Sorsogon State College	242,921,000	69,456,000	72,534,000	384,911,000

Sub-Total, REGION V - BICOL	2,576,223,000	769,861,000	955,818,000	4,301,902,000

J. REGION VI - WESTERN VISAYAS
J.1. Aklan State University	361,439,000	59,692,000	54 ,485,000	475,616,000
J.2. Capiz State University	571,449,000	74,923,000	67,885,000	714,257,000

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J.3. Carlos C. Hilado Memorial State College	265,156,000	68,431,000	45,000,000	378,587,000
J.4. Central Philippines State University	144,480,000	48,864,000	126,534,000	319,878,000
J.5. Guimaras State College	71,035,000	29,648,000	70,534,000	171,217,000
J.6. Iloilo Science and Technology University	426,714,000	143,532,000	62,534,000	632,780,000
J.7. Iloilo State University of Science and Technology (Iloilo State College of Fisheries)	255,737,000	41,217,000	92,534,000	389,488,000
J.8. Northern Iloilo State University (Northern Iloilo Polytechnic State College)	326,519,000	36,222,000	97,534,000	460,275,000
J.9. Northern Negros State College of Science and Technology	100,387,000	29,988,000	154,534,000	284,909,000
J.10. University of Antique	240,467,000	47,724,000	62,534,000	350,725,000
J.11. West Visayas State University	1,140,628,000	298,716,000	162,034,000	1,601,378,000

Sub-Total, REGION VI - WESTERN VISAYAS	3,904,011,000	878,957,000	996,142,000	5,779,110,000

K. REGION VII - CENTRAL VISAYAS
K.1. Bohol Island State University	336,463,000	78,473,000	315,383,000	730,319,000
K.2. Cebu Normal University	297,219,000	161,063,000	251,534,000	709,816,000
K.3. Cebu Technological University	741,959,000	241,076,000	427,434,000	1,410,469,000
K.4. Negros Oriental State University	465,071,000	96,427,000	357,038,000	918,536,000
K.5. Siquijor State College	76,321,000	15,935,000	75,000,000	167,256,000

Sub-Total, REGION VII - CENTRAL VISAYAS	1,917,033,000	592,974,000	1,426,389,000	3,936,396,000

L. REGION VIII - EASTERN VISAYAS
L.1. Biliran Province State University (Naval State University)	180,045,000	65,370,000	181,334,000	426,749,000
L.2. Eastern Samar State University	374,176,000	66,999,000	92,515,000	533,690,000
L.3. Eastern Visayas State University	409,512,000	39,914,000	144,534,000	593,960,000
L.4. Leyte Normal University	184,620,000	50,404,000	346,494,000	581,518,000
L.5. Northwest Samar State University	157,974,000	29,557,000	74,835,000	262,366,000
L.6. Palompon Polytechnic State University (Palompon Institute of Technology)	157,889,000	32,663,000	62,534,000	253,086,000
L.7. Samar State University	222,307,000	70,718,000	62,534,000	355,559,000
L.8. Southern Leyte State University	282,078,000	74,130,000	127,459,000	483,667,000
L.9. University of Eastern Philippines	463,522,000	54,614,000	261,634,000	779,770,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	799
STATE UNIVERSITIES AND COLLEGES

L.10. Visayas State University	598,716,000	233,559,000	130,072,000	962,347,000

Sub-Total, REGION VIII - EASTERN VISAYAS	3,030,839,000	717,928,000	1,483,945,000	5,232,712,000

M. REGION IX - ZAMBOANGA PENINSULA
M.1. J. H. Cerilles State College	160,138,000	30,612,000	72,534,000	263,284,000
M.2. Jose Rizal Memorial State University	346,029,000	57,971,000	102,475,000	506,475,000
M.3. Western Mindanao State University	621,853,000	102,929,000	36,000,000	760,782,000
M.4. Zamboanga City State Polytechnic College	149,328,000	50,879,000	25,000,000	225,207,000
M.5. Zamboanga State College of Marine Sciences and Technology	141,737,000	21,071,000	24,875,000	187,683,000

Sub-Total, REGION IX - ZAMBOANGA PENINSULA	1,419,085,000	263,462,000	260,884,000	1,943,431,000

N. REGION X - NORTHERN MINDANAO
N.1. Bukidnon State University	339,905,000	258,168,000	265,886,000	863,959,000
N.2. Camiguin Polytechnic State College	65,543,000	25,281,000	93,700,000	184,524,000
N.3. Central Mindanao University	502,243,000	151,025,000	175,034,000	828,302,000
N.4. MSU-Iligan Institute of Technology	793,614,000	324,135,000	177,825,000	1,295,574,000
N.5. Northern Bukidnon State College	35,720,000	9,580,000	4,700,000	50,000,000
N.6. Northwestern Mindanao State College of Science and Technology	66,198,000	21,126,000	71,791,000	159,115,000
N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus	284,900,000	64,033,000	77,534,000	426,467,000
N.8. University of Science and Technology of Southern Philippines - Claveria Campus	66,522,000	38,736,000	64,534,000	169,792,000

Sub-Total, REGION X - NORTHERN MINDANAO	2,154,645,000	892,084,000	931,004,000	3,977,733,000

O. REGION XI - DAVAO REGION
O.1. Compostela Valley State College	33,685,000	22,155,000	86,050,000	141,890,000
O.2. Davao del Norte State College	84,157,000	22,113,000	205,034,000	311,304,000
O.3. Davao del Sur State College	10,708,000	17,696,000	72,534,000	100,938,000
O.4. Davao Oriental State University (Davao Oriental State College of Science and Technology)	123,259,000	33,283,000	215,534,000	372,076,000
O.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology	92,443,000	18,637,000	62,500,000	173,580,000
O.6. University of Southeastern Philippines	450,544,000	154,892,000	537,063,000	1,142,499,000

Sub-Total, REGION XI - DAVAO	794,796,000	268,776,000	1,178,715,000	2,242,287,000

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P. REGION XII - SOCCSKSARGEN
P.1. Cotabato State University (Cotabato City State Polytechnic College)		145,200,000		46,365,000		121,834,000		313,399,000
P.2. Cotabato Foundation College of Science and Technology		133,142,000		63,096,000		168,511,000		364,749,000
P.3. South Cotabato State College				1,000,000		20,000,000		21,000,000
P.4. Sultan Kudarat State University		266,915,000		97,424,000		85,184,000		449,523,000
P.5. University of Southern Mindanao		497,586,000		94,373,000		72,034,000		663,993,000

Sub-Total, REGION XII - SOCCSKSARGEN		1,042,843,000		302,258,000		467,563,000		1,812,664,000

Q. REGION XIII - CARAGA REGION
Q.1. Agusan del Sur State College of Agriculture and Technology		71,445,000		82,420,000		99,034,000		252,899,000
Q.2. Caraga State University		214,213,000		80,323,000		552,534,000		847,070,000
Q.3. Surigao del Sur State University		296,292,000		82,571,000		62,534,000		441,397,000
Q.4. Surigao State College of Technology		223,899,000		104,301,000		72,534,000		400,734,000

Sub-Total, REGION XIII - CARAGA		805,849,000		349,615,000		786,636,000		1,942,100,000

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)
R.1 Adiong Memorial Polytechnic State College		29,462,000		28,929,000		97,339,000		155,730,000
R.2. Basilan State College		77,442,000		33,272,000		6,575,000		117,289,000
R.3. Mindanao State University		2,903,088,000		333,095,000		2,752,534,000		5,988,717,000
R.4. MSU-Tawi-Tawi College of Technology and Oceanography		507,698,000		83,220,000		29,125,000		620,043,000
R.5. Sulu State College		108,200,000		17,200,000		72,500,000		197,900,000
R.6. Tawi-Tawi Regional Agricultural College		114,363,000		12,074,000		10,000,000		136,437,000

Sub-Total, BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)		3,740,253,000		507,790,000		2,968,073,000		7,216,116,000

TOTAL NEW APPROPRIATIONS, STATE UNIVERSITIES AND COLLEGES	₱	51,497,997,000	₱	16,083,912,000	₱	18,374,569,000	₱	85,956,478,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	801
DEPARTMENT OF ENERGY

IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,433,302,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	213,572,000	₱	259,570,000	₱	1,170,000	₱	474,312,000
Support to Operations		133,912 000		174,874,000		101,282,000		410,068,000
Operations		291,879,000		256,944,000		99,000		548,922,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM		40,463,000		56,853,000		99,000		97,415,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM		36,820,000		22,251,000				59,071,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM		72,795,000		51,097,000				123,892,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM		60,232,000		38,538,000				98,770,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM		55,151,000		33,581,000				88,732,000
ENERGY EFFICIENCY AND CONSERVATION PROGRAM		18,222,000		21,277,000				39,499,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM		8,196,000		33,347,000				41,543,000

TOTAL NEW APPROPRIATIONS	₱	639,363,000	₱	691,388,000	₱	102,551,000	₱	1,433,302,000

Special Provision(s)

1. Proceeds from the Exploration, Development and Exploitation of Energy Resources. In addition to the amounts appropriated herein, Seven Hundred Six Million Nine Hundred Seventy Three Thousand Pesos (₱706,973,000) shall be used to finance energy resource development and exploitation programs and projects sourced from the fees and revenues collected from the exploration, development and exploitation of energy resources in accordance with Section 8 of P.D. No. 910 and Section 21 of R.A. No. 7638. The utilization of the proceeds from the exploration, development, and exploitation of energy resources for the Total Electrification Program shall be subject to the submission of a National Unified Electrification Strategy.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Energy Virtual One-Stop Shop. The amount of Twenty Six Million Two Hundred Forty Eight Thousand Pesos (₱26,248,000) appropriated herein under the General Management and Supervision shall be used exclusively for the implementation of R.A. No. 11234 or the “Energy Virtual One-Stop Shop Act.”

3. Assessment of the Potential of Waste-to-Energy Technology in the Philippines. The amount of Six Million Pesos (₱6,000,000) appropriated herein under the supervision and regulation of exploration, development and utilization of RE resources and technologies shall be used exclusively for the assessment of the potential of waste-to-energy technology in the Philippines pursuant to DOE’s powers and functions under R.A. No. 7638 or the “Department of Energy Act of 1992” and R.A. No. 9513 or the “Renewable Energy Act of 2008.”

4. Comprehensive Roadmap for Electric Vehicles. The amount of Twenty Million Pesos (₱20,000,000) appropriated herein under the Alternative Fuels and Technologies Program shall be used exclusively for the creation of a comprehensive roadmap for electric vehicles pursuant to DOE’s powers and functions under R.A. No. 7638.

5. Energy Transition. The amount of Twenty Million Pesos (₱20,000,000) appropriated herein under the National and Regional Energy Planning Program shall be used exclusively for the creation of an energy transition study pursuant to DOE’s powers and functions under R.A. No. 7638.

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GENERAL APPROPRIATIONS ACT, FY 2021

6. Renewable Energy. The DOE shall strengthen the development, utilization and commercialization of renewable energy resources through the establishment of Renewable Energy Market, establishment of a Green Energy Option Program and encourage the adoption of waste-to-energy facilities in accordance with R.A. No. 9513.

7. Reporting and Posting Requirements. The DOE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DOE’s website.

The DOE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

8. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	209,581,000	₱	259,570,000	₱	1,170,000	₱	470,321,000
Administration of Personnel Benefits		3,991,000						3,991,000

Sub-total, General Administration and Support		213,572,000		259,570,000		1,170,000		474,312,000

Support to Operations
Provision of legal advice, legal counselling and legal support to service contract negotiations and hearings; serves as the official legislative liaison to the Congress of the Philippines		24,570,000		5,008,000				29,578,000
Formulation of policies, plans and programs relative to information and communications technology, geo-informatics and data information management. Ensures effective deployment, utilization and maintenance of ICT		28,238,000		99,713,000		101,282,000		229,233,000
Provision and conduct of laboratory services in support of exploration and development of indigenous energy resources, as well as, to promote energy efficiency through research and calibration testing		29,779,000		15,441,000				45,220,000
Extension and enhancement of energy resource exploration, development and utilization; and energy industry management and control activities in the areas of Luzon, Visayas and Mindanao		51,325,000		54,712,000				106,037,000

Sub-total, Support to Operations		133,912,000		174,874,000		101,282,000		410,068,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	803
DEPARTMENT OF ENERGY

Operations	291,879,000	256,944,000	99,000	548,922,000

Required energy supply level attained	265,461,000	202,320,000	99,000	467,880,000

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM	40,463,000	56,853,000	99,000	97,415,000

Formulation, updating and monitoring of short, medium and long term national and regional energy policies, plans and programs	40,463,000	56,853,000	99,000	97,415,000
CONVENTIONAL ENERGY DEVELOPMENT PROGRAM	36,820,000	22,251,000		59,071,000

Promotion of exploration, development and production of conventional energy resources	17,922,000	5,380,000		23,302,000
Supervision and regulation of exploration, development and production of conventional energy resources and technologies	18,898,000	16,871,000		35,769,000
RENEWABLE ENERGY DEVELOPMENT PROGRAM	72,795,000	51,097,000		123,892,000

Promotion of renewable energy (RE) resources	13,094,000	6,789,000		19,883,000
Supervision and regulation of exploration, development and utilization of RE resources and technologies	59,701,000	44,308,000		104,009,000
DOWNSTREAM ENERGY DEVELOPMENT PROGRAM	60,232,000	38,538,000		98,770,000

Promotion of plans and programs to ensure sustainable supply for the downstream oil and natural gas industries	11,242,000	2,083,000		13,325,000
Supervision and regulation of the downstream oil and natural gas industries	48,990,000	36,455,000		85,445,000
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM	55,151,000	33,581,000		88,732,000

Management of the restructured electric power industry	55,151,000	33,581,000		88,732,000
Sustainable consumption of energy promoted and achieved	26,418,000	54,624,000		81,042,000

ENERGY EFFICIENCY AND CONSERVATION PROGRAM	18,222,000	21,277,000		39,499,000

Supervision, development and implementation of energy efficiency and conservation programs (EECP) and projects	8,381,000	8,838,000		17,219,000
Promotion of EECP activities and projects	7,020,000	11,749,000		18,769,000
Conduct of energy audit services	2,821,000	690,000		3,511,000
ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM	8,196,000	33,347,000		41,543,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Promotion of research, development, demonstration and utilization of alternative fuels and technologies		8,196,000		33,347,000				41,543,000

Sub-total, Operations		291,879,000		256,944,000		99,000		548,922,000

TOTAL NEW APPROPRIATIONS	₱	639,363,000	₱	691,388,000	₱	102,551,000	₱	1,433,302,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary								481,634

Total Permanent Positions								481,634

Other Compensation Common to All
Personnel Economic Relief Allowance								21,072
Representation Allowance								6,090
Transportation Allowance								5,790
Clothing and Uniform Allowance								5,268
Honoraria								500
Mid-Year Bonus - Civilian								40,137
Year End Bonus								40,137
Cash Gift								4,390
Productivity Enhancement Incentive								4,390
Step Increment								1,203

Total Other Compensation Common to All								128,977

Other Compensation for Specific Groups
Magna Carta for Public Health Workers								60
Magna Carta for Science & Technology Personnel								17,348

Total Other Compensation for Specific Groups								17,408

Other Benefits
PAG-IBIG Contributions								1,053
PhilHealth Contributions								4,857
Employees Compensation Insurance Premiums								1,053
Loyalty Award - Civilian								390
Terminal Leave								3,991

Total Other Benefits								11,344

Total Personnel Services								639,363

DECEMBER 28, 2020	OFFICIAL GAZETTE	805
DEPARTMENT OF ENERGY

Maintenance and Other Operating Expenses
Travelling Expenses	56,680
Training and Scholarship Expenses	9,699
Supplies and Materials Expenses	58,485
Utility Expenses	32,680
Communication Expenses	37,511
Awards/Rewards and Prizes	1,705
Survey, Research, Exploration and Development Expenses	500
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,234
Professional Services	73,263
General Services	128,113
Repairs and Maintenance	24,294
Taxes, Insurance Premiums and Other Fees	8,763
Other Maintenance and Operating Expenses
Advertising Expenses	2,380
Printing and Publication Expenses	7,234
Representation Expenses	35,500
Transportation and Delivery Expenses	1,891
Rent/Lease Expenses	74,059
Membership Dues and Contributions to Organizations	1,430
Subscription Expenses	115,449
Donations	17,518

Total Maintenance and Other Operating Expenses	691,388

Total Current Operating Expenditures	1,330,751

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	102,551

Total Capital Outlays	102,551

TOTAL NEW APPROPRIATIONS	1,433,302

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GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

DEPARTMENT OF ENERGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	639,363,000	₱	691,388,000	₱	102,551,000	₱	1,433,302,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENERGY	₱	639,363,000	₱	691,388,000	₱	102,551,000	₱	1,433,302,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	807
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects as indicated hereunder	₱	17,967,946,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,845,974,000	₱	1,120,405,000	₱	52,298,000	₱	3,018,677,000
Support to Operations		1,062,955,000		884,489,000		246,427,000		2,193,871,000
Operations		4,249,377,000		4,436,062,000		4,069,959,000		12,755,398,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		516,333,000		984,102,000		123,000,000		1,623,435,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM		3,733,044,000		3,377,205,000		3,946,959,000		11,057,208,000
ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM				74,755,000				74,755,000

TOTAL NEW APPROPRIATIONS	₱	7,158,306,000	₱	6,440,956,000	₱	4,368,684,000	₱	17,967,946,000

Special Provision(s)

1. Integrated Protected Areas Fund. In addition to the amounts appropriated herein, the following funding sources, constituted into the Integrated Protected Areas Fund (IPAF) shall be used to finance projects and activities of the National Integrated Protected Areas System (NIPAS) in accordance with Section 16 of R.A. No. 7586, as amended by R.A. No. 10629:

(a) Thirty Million Pesos (₱30,000,000) from the twenty-five percent (25%) income generated by each protected area from the operations of the NIPAS and management of wild flora and fauna, deposited with the National Treasury and released subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987; and

(b) Seventy-Five percent (75%) income retained by each Protected Area Management Board (PAMB), deposited in an authorized government depository bank.

In no case shall said amount be used for payment of Personnel Services.

2. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Five Million Five Hundred Thousand Pesos (₱5,500,000) shall be used for the conservation and protection of wildlife resources sourced from fines, damages, fees, charges, donations, endowments, grants or contributions collected or granted within the jurisdiction of the DENR, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

3. Comprehensive Agrarian Reform Program. The amounts of Forty Six Million Seven Hundred Five Thousand Pesos (₱46,705,000) and One Hundred Eighty Million Five Hundred Ninety Seven Thousand Pesos (₱180,597,000) appropriated herein shall be used exclusively in support of the Land Survey and Distribution and Program Beneficiaries Development, respectively, under the Comprehensive Agrarian Reform Program.

4. Operational Plan for the Manila Bay Coastal Management Strategy. The amount of One Billion Five Hundred Fifty Three Million Five Hundred Three Thousand Pesos (₱1,553,503,000) appropriated herein shall be used for the implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to the Supreme Court Decision in Metropolitan Manila Development Authority, et al. vs. Concerned Citizens of Manila Bay, G.R. No. 171947-48 promulgated on December 18, 2008. The DENR shall submit the following documents to the DBM to facilitate the preparation and submission to the Supreme Court of the

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GENERAL APPROPRIATIONS ACT, FY 2021

quarterly progressive report on the utilization of funds: (i) quarterly reports of Statement of Appropriations, Allotments, Obligations, Disbursements and Balances; and (ii) Work and Financial Plan.

5. National Greening Program. The amount of Three Billion One Hundred Fifty Eight Million One Hundred Nine Thousand Pesos (₱3,158,109,000) appropriated under Forest Development, Rehabilitation, Maintenance and Protection shall be used for the implementation of the National Greening Program (NGP).

The DENR shall coordinate with the SUCs in the establishment of nurseries including clonal nurseries, the conduct of forest research and mangrove reforestation activities and other similar activities within the scope of the NGP in their campuses.

The DENR shall formulate a species and ecosystems map, in place of a commodity map, which ensures the planting of native species in protected areas to replace non-native, invasive species and to achieve the goal of removing the most critically endangered trees from the International Union for Conservation of Nature (IUCN) and the DENR’s red lists.

For an effective assessment, monitoring and evaluation of the NGP, the annual survival rate of seedlings planted shall be included as a performance indicator of the DENR.

6. Climate Change Information Management System. The DENR, pursuant to its mandate under the Climate Change Act, shall oversee the establishment and maintenance of a Climate Change Information Management System and Network, including climate change risks, activities and investments. The DENR, in coordination with the Climate Change Commission, Department of Science and Technology, Department of Information and Communications Technology, Office of Civil Defense, and other agencies concerned, shall integrate climate change-related information, including climate and disaster risk assessments, in the Philippine geoportal to enhance understanding on climate risks and apply in national and local development planning and program implementation.

7. Foreshore Mapping and Master Planning Activities. Pursuant to the mandate in the Philippine Fisheries Code to establish fisherfolk settlements, the DENR shall implement its foreshore mapping and master planning activities in a manner that:

(a) Assists local government units (LGUs) in incorporating fisherfolk settlements in their Comprehensive Land Use Plans (CLUPs); and

(b) Prioritizes identification of settlements for those with the most number of fisherfolk, often exposed to floods and surges, and are critical in the conservation and restoration of coastal resources and marine stocks.

The DENR shall include in its One Map Program the coastal areas for delineation and formalization in LGU CLUPs as settlements. These areas shall be nominated by the Bureau of Fisheries and Aquatic Resources (BFAR) in consultation with the fisherfolk organizations. In the interim, the DENR shall prioritize the delineation and establishment of the fisherfolk settlement in accordance with the Philippine Fisheries Code.

The DENR, in cooperation with BFAR and LGUs, shall implement necessary programs for fisherfolk seeking to collectively establish their settlements. The relevant offices identified by the DENR Secretary shall:

(a) Secure from BFAR the list of fisherfolk settlements that would benefit from the program. Thereafter, the DENR shall cause the due issuance of tenurial instruments;

(b) Develop a new class of tenurial instrument for parcels of land that will form part of the delineated fisherfolk settlements. The said development shall be made in coordination with the Land Management Bureau and to be jointly administered with the BFAR and the LGU. The DENR, the respective LGUs and/or the fisherfolk organizations shall ensure that such tenurial instruments shall provide for activities and investments geared towards the overall preservation of coastal, marine and other wetland resources; and

(c) Disclose land of the public domain which may be utilized for the fisherfolk settlements.

8. Reporting and Posting Requirements. The DENR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DENR’s website.

The DENR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS

DECEMBER 28, 2020	OFFICIAL GAZETTE	809
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

General Administration and Support
General Management and Supervision	₱	1,513,571,000	₱	985,744,000	₱	52,298,000	₱	2,551,613,000
National Capital Region (NCR)		351,834,000		418,043,000				769,877,000

Central Office		267,328,000		263,601,000				530,929,000
Biodiversity Management Bureau (BMB)		7,456,000		23,538,000				30,994,000
Ecosystems Research and Development Bureau (ERDB)		18,507,000		24,215,000				42,722,000
Forest Management Bureau (FMB)		15,088,000		25,905,000				40,993,000
Land Management Bureau (LMB)		21,357,000		41,949,000				63,306,000
NCR - Proper		22,098,000		38,835,000				60,933,000
Region I - Ilocos		69,872,000		35,191,000				105,063,000

Regional Office I - Proper		20,539,000		10,563,000				31,102,000
PENRO Ilocos Norte		10,589,000		6,583,000				17,172,000
PENRO Ilocos Sur		14,006,000		6,417,000				20,423,000
PENRO La Union		7,611,000		3,852,000				11,463,000
PENRO Pangasinan		17,127,000		7,776,000				24,903,000
Cordillera Administrative Region (CAR)		87,170,000		51,407,000		800,000		139,377,000

Regional Office CAR - Proper		18,364,000		12,112,000		800,000		31,276,000
PENRO Abra		9,990,000		6,867,000				16,857,000
PENRO Apayao		12,909,000		6,092,000				19,001,000
PENRO Benguet		12,319,000		7,337,000				19,656,000
PENRO Ifugao		10,145,000		5,953,000				16,098,000
PENRO Kalinga		12,102,000		6,963,000				19,065,000
PENRO Mt. Province		11,341,000		6,083,000				17,424,000
Region II - Cagayan Valley		73,329,000		34,627,000		700,000		108,656,000

Regional Office II - Proper		15,292,000		9,048,000				24,340,000
PENRO Batanes		6,954,000		2,193,000				9,147,000
PENRO Cagayan		15,548,000		6,861,000		700,000		23,109,000
PENRO Isabela		15,816,000		8,170,000				23,986,000
PENRO Nueva Vizcaya		10,345,000		4,364,000				14,709,000
PENRO Quirino		9,374,000		3,991,000				13,365,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Region III - Central Luzon	88,440,000	45,734,000		134,174,000

Regional Office III - Proper	19,324,000	14,920,000		34,244,000
PENRO Aurora	10,375,000	4,584,000		14,959,000
PENRO Bataan	9,465,000	4,506,000		13,971,000
PENRO Bulacan	11,232,000	4,486,000		15,718,000
PENRO Nueva Ecija	12,143,000	4,785,000		16,928,000
PENRO Pampanga	5,548,000	3,467,000		9,015,000
PENRO Tarlac	8,995,000	4,338,000		13,333,000
PENRO Zambales	11,358,000	4,648,000		16,006,000
Region IVA - CALABARZON	73,780,000	62,855,000		136,635,000

Regional Office IVA - Proper	20,757,000	30,396,000		51,153,000
PENRO Batangas	10,906,000	5,412,000		16,318,000
PENRO Cavite	7,660,000	3,524,000		11,184,000
PENRO Laguna	9,963,000	4,351,000		14,314,000
PENRO Quezon	17,561,000	9,200,000		26,761,000
PENRO Rizal	6,933,000	9,972,000		16,905,000
Region IVB - MIMAROPA	59,538,000	38,388,000	1,800,000	99,726,000

Regional Office IVB - Proper	17,759,000	9,864,000		27,623,000
PENRO Marinduque	4,893,000	3,474,000		8,367,000
PENRO Occidental Mindoro	9,160,000	5,732,000	500,000	15,392,000
PENRO Oriental Mindoro	6,979,000	5,009,000		11,988,000
PENRO Palawan	17,025,000	11,602,000	300,000	28,927,000
PENRO Romblon	3,722,000	2,707,000	1,000,000	7,429,000
Region V - Bicol	70,609,000	30,420,000		101,029,000

Regional Office V - Proper	19,373,000	9,478,000		28,851,000
PENRO Albay	9,073,000	3,168,000		12,241,000
PENRO Camarines Norte	6,279,000	2,499,000		8,778,000
PENRO Camarines Sur	14,428,000	6,313,000		20,741,000
PENRO Catanduanes	6,692,000	2,292,000		8,984,000
PENRO Masbate	7,186,000	4,185,000		11,371,000
PENRO Sorsogon	7,578,000	2,485,000		10,063,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	811
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VI - Western Visayas	83,666,000	35,553,000	30,000,000	149,219,000

Regional Office VI - Proper	16,198,000	12,066,000	5,000,000	33,264,000
PENRO Aklan	8,528,000	2,821,000		11,349,000
PENRO Antique	11,546,000	4,240,000	25,000,000	40,786,000
PENRO Capiz	9,467,000	2,792,000		12,259,000
PENRO Guimaras	6,203,000	2,557,000		8,760,000
PENRO Iloilo	15,408,000	5,767,000		21,175,000
PENRO Negros Occidental	16,316,000	5,310,000		21,626,000
Region VII - Central Visayas	62,007,000	29,967,000	14,000,000	105,974,000

Regional Office VII - Proper	19,149,000	9,491,000	10,000,000	38,640,000
PENRO Bohol	12,021,000	6,400,000	2,000,000	20,421,000
PENRO Cebu	12,853,000	6,136,000		18,989,000
PENRO Negros Oriental	11,130,000	5,503,000		16,633,000
PENRO Siquijor	6,854,000	2,437,000	2,000,000	11,291,000
Region VIII - Eastern Visayas	73,487,000	37,807,000		111,294,000

Regional Office VIII - Proper	17,890,000	14,048,000		31,938,000
PENRO Biliran	7,284,000	1,885,000		9,169,000
PENRO Eastern Samar	10,661,000	4,025,000		14,686,000
PENRO Leyte	11,895,000	5,352,000		17,247,000
PENRO Northern Samar	8,340,000	3,980,000		12,320,000
PENRO Southern Leyte	8,648,000	3,723,000		12,371,000
PENRO Western Samar	8,769,000	4,794,000		13,563,000
Region IX - Zamboanga Peninsula	55,225,000	31,573,000		86,798,000

Regional Office IX - Proper	15,905,000	16,708,000		32,613,000
PENRO Zamboanga del Norte	12,793,000	5,842,000		18,635,000
PENRO Zamboanga del Sur	12,430,000	3,851,000		16,281,000
PENRO Zamboanga Sibugay	14,097,000	5,172,000		19,269,000
Region X - Northern Mindanao	81,499,000	33,217,000	1,487,000	116,203,000

Regional Office X - Proper	19,537,000	13,822,000		33,359,000
PENRO Bukidnon	16,902,000	6,305,000		23,207,000
PENRO Camiguin	7,232,000	1,969,000	1,487,000	10,688,000

812	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Lanao del Norte	14,078,000	3,647,000		17,725,000
PENRO Misamis Occidental	10,969,000	3,768,000		14,737,000
PENRO Misamis Oriental	12,781,000	3,706,000		16,487,000
Region XI - Davao	75,781,000	32,899,000	3,511,000	112,191,000

Regional Office XI - Proper	17,626,000	10,382,000		28,008,000
PENRO Davao de Oro	11,536,000	4,202,000	511,000	16,249,000
PENRO Davao del Norte	12,789,000	4,086,000		16,875,000
PENRO Davao del Sur	14,697,000	5,063,000	3,000,000	22,760,000
PENRO Davao Occidental	4,256,000	2,459,000		6,715,000
PENRO Davao Oriental	14,877,000	6,707,000		21,584,000
Region XII - SOCCSKSARGEN	137,516,000	34,565,000		172,081,000

Regional Office XII - Proper	29,272,000	13,618,000		42,890,000
PENRO North Cotabato	31,435,000	5,595,000		37,030,000
PENRO Saranggani	23,550,000	4,928,000		28,478,000
PENRO South Cotabato	28,486,000	5,437,000		33,923,000
PENRO Sultan Kudarat	24,773,000	4,987,000		29,760,000
Region XIII - CARAGA	69,818,000	33,498,000		103,316,000

Regional Office XIII - Proper	16,322,000	10,804,000		27,126,000
PENRO Agusan del Norte	11,528,000	4,418,000		15,946,000
PENRO Agusan del Sur	14,543,000	7,248,000		21,791,000
PENRO Dinagat Islands	6,923,000	2,015,000		8,938,000
PENRO Surigao del Norte	8,223,000	3,826,000		12,049,000
PENRO Surigao del Sur	12,279,000	5,187,000		17,466,000
Human Resource Development	171,046,000	134,661,000		305,707,000

National Capital Region (NCR)	43,804,000	78,398,000		122,202,000

Central Office	36,705,000	65,559,000		102,264,000
Biodiversity Management Bureau (BMB)	605,000	1,628,000		2,233,000
Ecosystems Research and Development Bureau (ERDB)	1,050,000	1,628,000		2,678,000
Forest Management Bureau (FMB)	1,271,000	2,597,000		3,868,000
Land Management Bureau (LMB)	1,594,000	2,952,000		4,546,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	813
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

NCR - Proper	2,579,000	4,034,000	6,613,000
Region I - Ilocos	8,802,000	3,298,000	12,100,000

Regional Office I - Proper	5,544,000	3,298,000	8,842,000
PENRO Ilocos Norte	831,000		831,000
PENRO Ilocos Sur	792,000		792,000
PENRO La Union	833,000		833,000
PENRO Pangasinan	802,000		802,000
Cordillera Administrative Region (CAR)	9,753,000	3,827,000	13,580,000

Regional Office CAR - Proper	5,799,000	3,827,000	9,626,000
PENRO Abra	520,000		520,000
PENRO Apayao	797,000		797,000
PENRO Benguet	797,000		797,000
PENRO Ifugao	792,000		792,000
PENRO Kalinga	524,000		524,000
PENRO Mt. Province	524,000		524,000
Region II - Cagayan Valley	10,296,000	3,544,000	13,840,000

Regional Office II - Proper	6,510,000	3,544,000	10,054,000
PENRO Batanes	820,000		820,000
PENRO Cagayan	797,000		797,000
PENRO Isabela	524,000		524,000
PENRO Nueva Vizcaya	824,000		824,000
PENRO Quirino	821,000		821,000
Region III - Central Luzon	7,426,000	4,123,000	11,549,000

Regional Office III - Proper	3,623,000	4,123,000	7,746,000
PENRO Aurora	557,000		557,000
PENRO Bataan	520,000		520,000
PENRO Nueva Ecija	797,000		797,000
PENRO Tarlac	1,929,000		1,929,000
Region IVA - CALABARZON	9,962,000	3,456,000	13,418,000

Regional Office IVA - Proper	6,267,000	3,456,000	9,723,000
PENRO Batangas	797,000		797,000

814	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Cavite	790,000		790,000
PENRO Laguna	792,000		792,000
PENRO Quezon	792,000		792,000
PENRO Rizal	524,000		524,000
Region IVD - MIMAROPA	7,758,000	3,516,000	11,274,000

Regional Office IVB - Proper	5,150,000	3,516,000	8,666,000
PENRO Marinduque	520,000		520,000
PENRO Occidental Mindoro	520,000		520,000
PENRO Oriental Mindoro	520,000		520,000
PENRO Palawan	524,000		524,000
PENRO Romblon	524,000		524,000
Region V - Bicol	9,632,000	3,761,000	13,393,000

Regional Office V - Proper	5,371,000	3,761,000	9,132,000
PENRO Albay	796,000		796,000
PENRO Camarines Norte	797,000		797,000
PENRO Camarines Sur	796,000		796,000
PENRO Catanduanes	524,000		524,000
PENRO Masbate	824,000		824,000
PENRO Sorsogon	524,000		524,000
Region VI - Western Visayas	7,823,000	3,682,000	11,505,000

Regional Office VI - Proper	4,687,000	3,682,000	8,369,000
PENRO Aklan	524,000		524,000
PENRO Antique	520,000		520,000
PENRO Capiz	524,000		524,000
PENRO Guimaras	520,000		520,000
PENRO Iloilo	524,000		524,000
PENRO Negros Occidental	524,000		524,000
Region VII - Central Visayas	8,513,000	3,909,000	12,422,000

Regional Office VII - Proper	4,971,000	3,909,000	8,880,000
PENRO Bohol	821,000		821,000
PENRO Cebu	1,051,000		1,051,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	815
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Negros Oriental	1,146,000		1,146,000
PENRO Siquijor	524,000		524,000
Region VIII - Eastern Visayas	10,266,000	4,148,000	14,414,000

Regional Office VIII - Proper	5,145,000	4,148,000	9,293,000
PENRO Biliran	796,000		796,000
PENRO Eastern Samar	792,000		792,000
PENRO Leyte	792,000		792,000
PENRO Northern Samar	790,000		790,000
PENRO Southern Leyte	1,125,000		1,125,000
PENRO Western Samar	826,000		826,000
Region IX - Zamboanga Peninsula	8,445,000	3,301,000	11,746,000

Regional Office IX - Proper	6,578,000	3,301,000	9,879,000
PENRO Zambaonga del Norte	273,000		273,000
PENRO Zamboanga del Sur	797,000		797,000
PENRO Zamboanga Sibugay	797,000		797,000
Region X - Northern Mindanao	10,012,000	4,080,000	14,092,000

Regional Office X - Proper	6,027,000	4,080,000	10,107,000
PENRO Bukidnon	797,000		797,000
PENRO Camiguin	797,000		797,000
PENRO Lanao del Norte	797,000		797,000
PENRO Misamis Occidental	797,000		797,000
PENRO Misamis Oriental	797,000		797,000
Region XI - Davao	6,028,000	3,415,000	9,443,000

Regional Office XI - Proper	4,460,000	3,415,000	7,875,000
PENRO Davao de Oro	524,000		524,000
PENRO Davao del Norte	520,000		520,000
PENRO Davao Oriental	524,000		524,000
Region XII - SOCCSKSARGEN	2,154,000	4,400,000	6,554,000

Regional Office XII - Proper	323,000	4,400,000	4,723,000
PENRO North Cotabato	273,000		273,000
PENRO Sultan Kudarat	1,558,000		1,558,000

816	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XIII - CARAGA	10,372,000	3,803,000	14,175,000

Regional Office XIII - Proper	5,815,000	3,803,000	9,618,000
PENRO Agusan del Norte	821,000		821,000
PENRO Agusan del Sur	1,074,000		1,074,000
PENRO Dinagat Islands	797,000		797,000
PENRO Surigao del Norte	1,068,000		1,068,000
PENRO Surigao del Sur	797,000		797,000
Administration of Personnel Benefits	161,357,000		161,357,000

National Capital Region (NCR)	30,420,000		30,420,000

Central Office	12,588,000		12,588,000
Biodiversity Management Bureau (BMB)	3,000,000		3,000,000
Ecosystems Research and Developaent Bureau (ERDB)	11,497,000		11,497,000
Forest Management Bureau	1,490,000		1,490,000
Land Management Bureau (LMB)	1,265,000		1,265,000
NCR - Proper	580,000		580,000
Region I - Ilocos	6,177,000		6,177,000

Regional Office I - Proper	6,177,000		6,177,000
Cordillera Administrative Region (CAR)	7,097,000		7,097,000

Regional Office CAR - Proper	7,097,000		7,097,000
Region II - Cagayan Valley	14,242,000		14,242,000

Regional Office II - Proper	14,242,000		14,242,000
Region III - Central Luzon	8,719,000		8,719,000

Regional Office III - Proper	8,719,000		8,719,000
Region IVA - CALABARZON	11,022,000		11,022,000

Regional Office IVA - Proper	11,022,000		11,022,000
Region IVB - NINAROPA	7,655,000		7,655,000

Regional Office IVB - Proper	7,655,000		7,655,000
Region V - Bicol	3,115,000		3,115,000

Regional Office V - Proper	3,115,000		3,115,000
Region VI - Eastern Visayas	2,491,000		2,491,000

Regional Office VI - Proper	2,491,000		2,491,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	817
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VII - Central Visayas	2,882,000			2,882,000

Regional Office VII - Proper	2,882,000			2,882,000
Region VIII - Eastern Visayas	20,140,000			20,140,000

Regional Office VIII - Proper	20,140,000			20,140,000
Region IX - Zamboanga Peninsula	12,213,000			12,213,000

Regional Office IX - Proper	12,213,000			12,213,000
Region X - Northern Mindanao	2,751,000			2,751,000

Regional Office X - Proper	2,751,000			2,751,000
Region XI - Davao	11,403,000			11,403,000

Regional Office XI - Proper	11,403,000			11,403,000
Region XII - SOCCSKSARGEN	9,708,000			9,708,000

Regional Office XII - Proper	9,708,000			9,708,000
Region XIII - CARAGA	11,322,000			11,322,000

Regional Office XIII - Proper	11,322,000			11,322,000

Sub-total, General Administration and Support	1,845,974,000	1,120,405,000	52,298,000	3,018,677,000

Support to Operations
Data Management including Systems Development and Maintenance	124,475,000	178,167,000	246,427,000	549,069,000

National Capital Region (NCR)	42,769,000	151,167,000	128,397,000	322,333,000

Central Office	24,535,000	147,896,000	91,727,000	264,158,000
Biodiversity Management Bureau (BMB)	5,784,000	800,000	1,450,000	8,034,000
Ecosystems Research and Development Bureau (ERDB)		800,000	1,450,000	2,250,000
Forest Management Bureau (FMB)	4,717,000	766,000	1,450,000	6,933,000
Land Management Bureau (LMB)	5,866,000	305,000	31,450,000	37,621,000
NCR - Proper	1,867,000	600,000	870,000	3,337,000
Region I - Ilocos	5,714,000	1,680,000	6,235,000	13,629,000

Regional Office I - Proper	3,437,000	897,000	870,000	5,204,000
PENRO Ilocos Norte	568,000	209,000	1,450,000	2,227,000
PENRO Ilocos Sur	568,000	206,000	1,450,000	2,224,000
PENRO La Union	573,000	106,000	580,000	1,259,000

818	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Pangasinan	568,000	262,000	1,885,000	2,715,000
Cordillera Administrative Region (CAR)	6,853,000	2,070,000	9,570,000	18,493,000

Regional Office CAR - Proper	3,445,000	260,000	870,000	4,575,000
PENRO Abra	568,000	360,000	1,450,000	2,378,000
PENRO Apayao	568,000	270,000	1,450,000	2,288,000
PENRO Benguet	568,000	240,000	1,450,000	2,258,000
PENRO Ifugao	568,000	330,000	1,450,000	2,348,000
PENRO Kalinga	568,000	290,000	1,450,000	2,308,000
PENRO Mt. Province	568,000	320,000	1,450,000	2,338,000
Region II - Cagayan Valley	6,566,000	2,210,000	9,425,000	18,201,000

Regional Office II - Proper	3,731,000	635,000	870,000	5,236,000
PENRO Batanes	568,000	75,000	580,000	1,223,000
PENRO Cagayan	568,000	450,000	2,320,000	3,338,000
PENRO Isabela	568,000	525,000	2,755,000	3,848,000
PENRO Nueva Vizcaya	568,000	300,000	1,450,000	2,318,000
PENRO Quirino	563,000	225,000	1,450,000	2,238,000
Region III - Central Luzon	7,059,000	2,510,000	10,150,000	19,719,000

Regional Office III - Proper	3,108,000	360,000	870,000	4,338,000
PENRO Aurora	563,000	300,000	1,450,000	2,313,000
PENRO Bataan	568,000	350,000	1,450,000	2,368,000
PENRO Bulacan	563,000	360,000	1,450,000	2,373,000
PENRO Nueva Ecija	563,000	300,000	1,450,000	2,313,000
PENRO Pampanga	563,000	120,000	580,000	1,263,000
PENRO Tarlac	568,000	360,000	1,450,000	2,378,000
PENRO Zambales	563,000	360,000	1,450,000	2,373,000
Region IVA - CALABARZON	4,551,000	1,680,000	6,815,000	13,046,000

Regional Office IVA - Proper	3,420,000	360,000	870,000	4,650,000
PENRO Batangas		320,000	1,450,000	1,770,000
PENRO Cavite	568,000	120,000	580,000	1,268,000
PENRO Laguna		240,000	1,015,000	1,255,000
PENRO Quezon		520,000	2,320,000	2,840,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	819
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Rizal	563,000	120,000	580,000	1,263,000
Region IVB - MIMAROPA	4,527,000	1,880,000	8,120,000	14,527,000

Regional Office IVB - Proper	1,692,000	360,000	870,000	2,922,000
PENRO Marinduque	568,000	60,000	580,000	1,208,000
PENRO Occidental Mindoro	563,000	260,000	1,450,000	2,273,000
PENRO Oriental Mindoro	568,000	240,000	1,450,000	2,258,000
PENRO Palawan	568,000	840,000	3,190,000	4,598,000
PENRO Romblon	568,000	120,000	580,000	1,268,000
Region V - Bicol	6,855,000	1,700,000	6,960,000	15,515,000

Regional Office V - Proper	3,447,000	300,000	870,000	4,617,000
PENRO Albay	568,000	240,000	1,015,000	1,823,000
PENRO Camarines Norte	568,000	100,000	580,000	1,248,000
PENRO Camarines Sur	568,000	480,000	1,885,000	2,933,000
PENRO Catanduanes	568,000	120,000	580,000	1,268,000
PENRO Masbate	568,000	360,000	1,450,000	2,378,000
PENRO Sorsogon	568,000	100,000	580,000	1,248,000
Region VI - Western Visayas	6,855,000	1,940,000	7,830,000	16,625,000

Regional Office VI - Proper	3,447,000	360,000	870,000	4,677,000
PENRO Aklan	568,000	100,000	580,000	1,248,000
PENRO Antique	568,000	360,000	1,450,000	2,378,000
PENRO Capiz	568,000	120,000	580,000	1,268,000
PENRO Guimaras	568,000	120,000	580,000	1,268,000
PENRO Iloilo	568,000	400,000	1,885,000	2,853,000
PENRO Negros Occidental	568,000	480,000	1,885,000	2,933,000
Region VII - Central Visayas	5,719,000	1,160,000	5,800,000	12,679,000

Regional Office VII - Proper	3,447,000	492,000	870,000	4,809,000
PENRO Bohol	568,000	200,000	1,450,000	2,218,000
PENRO Cebu	568,000	200,000	1,450,000	2,218,000
PENRO Negros Oriental	568,000	200,000	1,450,000	2,218,000
PENRO Siquijor	568,000	68,000	580,000	1,216,000

820	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VIII - Eastern Visayas	6,282,000	1,570,000	9,135,000	16,987,000

Regional Office VIII - Proper	3,447,000	200,000	870,000	4,517,000
PENRO Biliran	568,000	60,000	580,000	1,208,000
PENRO Eastern Samar	568,000	240,000	1,450,000	2,258,000
PENRO Leyte	568,000	300,000	1,885,000	2,753,000
PENRO Northern Samar	568,000	320,000	1,450,000	2,338,000
PENRO Southern Leyte	563,000	240,000	1,450,000	2,253,000
PENRO Western Samar		210,000	1,450,000	1,660,000
Region IX - Zamboanga Peninsula	5,117,000	1,480,000	6,525,000	13,122,000

Regional Office IX - Proper	3,981,000	220,000	870,000	5,071,000
PENRO Zamboanga del Norte		450,000	2,320,000	2,770,000
PENRO Zamboanga del Sur	568,000	350,000	1,450,000	2,368,000
PENRO Zamboanga Sibugay	568,000	460,000	1,885,000	2,913,000
Region X - Northern Mindanao	5,564,000	1,880,000	8,120,000	15,564,000

Regional Office X - Proper	2,724,000	200,000	870,000	3,794,000
PENRO Bukidnon	568,000	600,000	2,320,000	3,488,000
PENRO Camiguin	568,000	120,000	580,000	1,268,000
PENRO Lanao del Norte	568,000	300,000	1,450,000	2,318,000
PENRO Misamis Occidental	568,000	360,000	1,450,000	2,378,000
PENRO Misamis Oriental	568,000	300,000	1,450,000	2,318,000
Region XI - Davao	3,444,000	1,700,000	8,555,000	13,699,000

Regional Office XI - Proper	3,444,000	220,000	870,000	4,534,000
PENRO Davao de Oro		240,000	1,450,000	1,690,000
PENRO Davao del Norte		360,000	1,450,000	1,810,000
PENRO Davao del Sur		440,000	1,885,000	2,325,000
PENRO Davao Occidental		90,000	580,000	670,000
PENRO Davao Oriental		350,000	2,320,000	2,670,000
Region XII - SOCCSKSARGEN	323,000	1,760,000	6,670,000	8,753,000

Regional Office XII - Proper	323,000	1,020,000	870,000	2,213,000
PENRO North Cotabato		185,000	1,450,000	1,635,000
PENRO Saranggani		185,000	1,450,000	1,635,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	821
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO South Cotabato		185,000	1,450,000	1,635,000
PENRO Sultan Kudarat		185,000	1,450,000	1,635,000
Region XIII - CARAGA	6,277,000	1,780,000	8,120,000	16,177,000

Regional Office XIII - Proper	3,437,000	220,000	870,000	4,527,000
PENRO Agusan del Norte	568,000	300,000	1,450,000	2,318,000
PENRO Agusan del Sur	568,000	600,000	2,320,000	3,488,000
PENRO Dinagat Islands	568,000	120,000	580,000	1,268,000
PENRO Surigao del Norte	568,000	200,000	1,015,000	1,783,000
PENRO Surigao del Sur	568,000	340,000	1,885,000	2,793,000
Production and Dissemination of Technical and Popular Materials in the Conservation and Development of Natural Resources and Environmental Education, including an Encyclopedia on Biodiversity	79,858,000	124,157,000		204,015,000

National Capital Region (NCR)	44,947,000	93,780,000		138,727,000

Central Office	41,254,000	84,140,000		125,394,000
Biodiversity Management Bureau (BMB)		4,193,000		4,193,000
Ecosystems Research and Development Bureau (ERDB)	909,000	1,403,000		2,312,000
Forest Management Bureau (FMB)		1,897,000		1,897,000
Land Management Bureau (LMB)	317,000	713,000		1,030,000
NCR - Proper	2,467,000	1,434,000		3,901,000
Region I - Ilocos	2,774,000	1,840,000		4,614,000

Regional Office I - Proper	2,774,000	922,000		3,696,000
PENRO Ilocos Norte		222,000		222,000
PENRO Ilocos Sur		205,000		205,000
PENRO La Union		171,000		171,000
PENRO Pangasinan		320,000		320,000
Cordillera Administrative Region (CAR)	2,488,000	1,234,000		3,722,000

Regional Office CAR - Proper	2,488,000	1,084,000		3,572,000
PENRO Abra		25,000		25,000
PENRO Apayao		25,000		25,000
PENRO Benguet		25,000		25,000

822	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Ifugao		25,000	25,000
PENRO Kalinga		25,000	25,000
PENRO Mt. Province		25,000	25,000
Region II - Cagayan Valley	1,948,000	2,113,000	4,061,000

Regional Office II - Proper	1,948,000	1,030,000	2,978,000
PENRO Batanes		202,000	202,000
PENRO Cagayan		217,000	217,000
PENRO Isabela		230,000	230,000
PENRO Nueva Vizcaya		217,000	217,000
PENRO Quirino		217,000	217,000
Region III - Central Luzon	1,447,000	2,107,000	3,554,000

Regional Office III - Proper	1,447,000	1,712,000	3,159,000
PENRO Aurora		68,000	68,000
PENRO Bataan		48,000	48,000
PENRO Bulacan		48,000	48,000
PENRO Nueva Ecija		60,000	60,000
PENRO Pampanga		51,000	51,000
PENRO Tarlac		52,000	52,000
PENRO Zambales		68,000	68,000
Region IVA - CALABARZON	2,464,000	1,690,000	4,154,000

Regional Office IVA - Proper	2,464,000	1,154,000	3,618,000
PENRO Batangas		103,000	103,000
PENRO Cavite		62,000	62,000
PENRO Laguna		82,000	82,000
PENRO Quezon		227,000	227,000
PENRO Rizal		62,000	62,000
Region IVB - MIMAROPA	2,410,000	2,295,000	4,705,000

Regional Office IVB - Proper	2,410,000	1,676,000	4,086,000
PENRO Marinduque		109,000	109,000
PENRO Occidental Mindoro		89,000	89,000
PENRO Oriental Mindoro		127,000	127,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	823
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Palawan		203,000	203,000
PENRO Romblon		91,000	91,000
Region V - Bicol	2,482,000	2,115,000	4,597,000

Regional Office V - Proper	2,482,000	1,995,000	4,477,000
PENRO Albay		20,000	20,000
PENRO Camarines Norte		20,000	20,000
PENRO Camarines Sur		20,000	20,000
PENRO Catanduanes		20,000	20,000
PENRO Masbate		20,000	20,000
PENRO Sorsogon		20,000	20,000
Region VI - Western Visayas	2,488,000	2,454,000	4,942,000

Regional Office VI - Proper	2,488,000	1,995,000	4,483,000
PENRO Aklan		35,000	35,000
PENRO Antique		43,000	43,000
PENRO Capiz		54,000	54,000
PENRO Guimaras		42,000	42,000
PENRO Iloilo		50,000	50,000
PENRO Negros Occidental		235,000	235,000
Region VII - Central Visayas	2,103,000	2,240,000	4,343,000

Regional Office VII - Proper	2,103,000	1,449,000	3,552,000
PENRO Bohol		227,000	227,000
PENRO Cebu		227,000	227,000
PENRO Negros Oriental		227,000	227,000
PENRO Siquijor		110,000	110,000
Region VIII - Eastern Visayas	2,481,000	1,880,000	4,361,000

Regional Office VIII - Proper	2,481,000	1,880,000	4,361,000
Region IX - Zamboanga Peninsula	2,485,000	1,328,000	3,813,000

Regional Office IX - Proper	2,485,000	923,000	3,408,000
PENRO Zamboanga del Norte		190,000	190,000
PENRO Zamboanga del Sur		65,000	65,000
PENRO Zamboanga Sibugay		150,000	150,000

824	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao	2,485,000	2,196,000	4,681,000

Regional Office X - Proper	2,485,000	2,196,000	4,681,000
Region XI - Davao	2,268,000	2,191,000	4,459,000

Regional Office XI - Proper	2,268,000	1,691,000	3,959,000
PENRO Davao de Oro		100,000	100,000
PENRO Davao del Norte		100,000	100,000
PENRO Davao del Sur		100,000	100,000
PENRO Davao Occidental		100,000	100,000
PENRO Davao Oriental		100,000	100,000
Region XII - SOCCSKSARGEN	2,103,000	2,343,000	4,446,000

Regional Office XII - Proper	2,103,000	1,160,000	3,263,000
PENRO North Cotabato		405,000	405,000
PENRO Saranggani		159,000	159,000
PENRO South Cotabato		305,000	305,000
PENRO Sultan Kudarat		314,000	314,000
Region XIII - CARAGA	2,485,000	2,351,000	4,836,000

Regional Office XIII - Proper	2,485,000	2,351,000	4,836,000
Legal Services including Operations Against Unlawful Titling of Public Land	203,910,000	39,915,000	243,825,000

National Capital Region (NCR)	71,622,000	20,666,000	92,288,000

Central Office	57,432,000	17,851,000	75,283,000
Biodiversity Management Bureau (BMB)	1,144,000	295,000	1,439,000
Ecosystems Research and Development Bureau (ERDB)	1,128,000	200,000	1,328,000
Forest Management Bureau (FMB)	1,248,000	200,000	1,448,000
Land Management Bureau (LMB)	6,054,000	1,086,000	7,140,000
NCR - Proper	4,616,000	1,034,000	5,650,000
Region I - Ilocos	9,358,000	1,585,000	10,943,000

Regional Office I - Proper	9,358,000	1,585,000	10,943,000
Cordillera Administrative Region (CAR)	11,556,000	1,070,000	12,626,000

Regional Office CAR - Proper	11,556,000	1,070,000	12,626,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	825
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region II - Cagayan Valley	8,650,000	1,150,000	9,800,000

Regional Office II - Proper	8,650,000	1,150,000	9,800,000
Region III - Central Luzon	11,790,000	1,180,000	12,970,000

Regional Office III - Proper	11,790,000	1,180,000	12,970,000
Region IVA - CALABARZON	7,080,000	784,000	7,864,000

Regional Office IVA - Proper	7,080,000	784,000	7,864,000
Region IVB - MIMAROPA	8,122,000	1,433,000	9,555,000

Regional Office IVB - Proper	8,122,000	1,433,000	9,555,000
Region V - Bicol	8,891,000	1,041,000	9,932,000

Regional Office V - Proper	8,891,000	1,041,000	9,932,000
Region VI - Western Visayas	10,823,000	1,156,000	11,979,000

Regional Office VI - Proper	10,823,000	1,156,000	11,979,000
Region VII - Central Visayas	8,007,000	1,672,000	9,679,000

Regional Office VII - Proper	8,007,000	1,672,000	9,679,000
Region VIII - Eastern Visayas	10,391,000	1,500,000	11,891,000

Regional Office VIII - Proper	10,391,000	1,500,000	11,891,000
Region IX - Zamboanga Peninsula	9,834,000	700,000	10,534,000

Regional Office IX - Proper	9,834,000	700,000	10,534,000
Region X - Northern Mindanao	11,838,000	1,360,000	13,198,000

Regional Office X - Proper	11,838,000	1,360,000	13,198,000
Region XI - Davao	7,419,000	1,363,000	8,782,000

Regional Office XI - Proper	7,419,000	1,363,000	8,782,000
Region XII - SOCCSKSARGEN	3,228,000	1,585,000	4,813,000

Regional Office XII - Proper	3,228,000	1,585,000	4,813,000
Region XIII - CARAGA	5,301,000	1,670,000	6,971,000

Regional Office XIII - Proper	5,301,000	1,670,000	6,971,000
Conduct of Special Studies, Design and Development in Support of Forestry, Mining and Environmental Managenent Operations, Including Climate Change Resilience	35,053,000	220,908,000	255,961,000

National Capital Region (NCR)	35,053,000	208,054,000	243,107,000

Central Office	35,053,000	208,054,000	243,107,000

826	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVB - MIMAROPA		500,000	500,000

Regional Office IVB - Proper		500,000	500,000
Region IX - Zamboanga Peninsula		500,000	500,000

Regional Office IX - Proper		500,000	500,000
Region X - Northern Mindanao		500,000	500,000

Regional Office X - Proper		500,000	500,000
Region XI - Davao		10,354,000	10,354,000

Regional Office XI - Proper		10,354,000	10,354,000
Region XII - SOCCSKSARGEN		500,000	500,000

Regional Office XII - Proper		500,000	500,000
Region XIII - CARAGA		500,000	500,000

Regional Office XIII - Proper		500,000	500,000
Formulation and Monitoring of ENR Sector Policies, Plans, Programs and Projects	453,932,000	225,328,000	679,260,000

National Capital Region (NCR)	202,791,000	79,711,000	282,502,000

Central Office	30,246,000	44,303,000	74,549,000
Biodiversity Management Bureau (BMB)	47,902,000	9,961,000	57,863,000
Ecosystems Research and Development Bureau (ERDB)		5,067,000	5,067,000
Forest Management Bureau (FMB)	76,492,000	15,457,000	91,949,000
Land Management Bureau (LMB)	41,351,000	3,450,000	44,801,000
NCR - Proper	6,800,000	1,473,000	8,273,000
Region I - Ilocos	17,751,000	10,167,000	27,918,000

Regional Office I - Proper	6,159,000	3,471,000	9,630,000
PENRO Ilocos Norte	2,127,000	1,755,000	3,882,000
PENRO Ilocos Sur	2,366,000	1,744,000	4,110,000
PENRO La Union	3,897,000	1,624,000	5,521,000
PENRO Pangasinan	3,202,000	1,573,000	4,775,000
Cordillera Administrative Region (CAR)	15,080,000	7,725,000	22,805,000

Regional Office CAR - Proper	6,510,000	1,613,000	8,123,000
PENRO Abra	1,600,000	3,342,000	4,942,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	827

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Apayao	1,575,000	350,000	1,925,000
PENRO Benguet	1,579,000	350,000	1,929,000
PENRO Ifugao	662,000	1,166,000	1,828,000
PENRO Kalinga	1,575,000	554,000	2,129,000
PENRO Mt. Province	1,579,000	350,000	1,929,000
Region II - Cagayan Valley	12,496,000	6,690,000	19,186,000

Regional Office II - Proper	4,621,000	2,496,000	7,117,000
PENRO Batanes	1,571,000	213,000	1,784,000
PENRO Cagayan	1,575,000	1,413,000	2,988,000
PENRO Isabela	1,575,000	1,380,000	2,955,000
PENRO Nueva Vizcaya	1,579,000	639,000	2,218,000
PENRO Quirino	1,575,000	549,000	2,124,000
Region III - Central Luzon	43,768,000	10,507,000	54,275,000

Regional Office III - Proper	6,184,000	4,551,000	10,735,000
PENRO Aurora	6,170,000	465,000	6,635,000
PENRO Bataan	6,351,000	975,000	7,326,000
PENRO Bulacan	3,897,000	621,000	4,518,000
PENRO Nueva Ecija	5,813,000	558,000	6,371,000
PENRO Pampanga	4,696,000	1,970,000	6,666,000
PENRO Tarlac	5,063,000	720,000	5,783,000
PENRO Zambales	5,594,000	647,000	6,241,000
Region IVA - CALABARZON	12,731,000	10,292,000	23,023,000

Regional Office IVA - Proper	4,876,000	2,872,000	7,748,000
PENRO Batangas	1,571,000	1,856,000	3,427,000
PENRO Cavite	1,571,000	671,000	2,242,000
PENRO Laguna	1,571,000	1,566,000	3,137,000
PENRO Quezon	1,571,000	2,716,000	4,287,000
PENRO Rizal	1,571,000	611,000	2,182,000
Region IVB -MIMAROPA	15,019,000	10,158,000	25,177,000

Regional Office IVB - Proper	7,121,000	2,442,000	9,563,000

828	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Marinduque	1,571,000	383,000	1,954,000
PENRO Occidental Mindoro	1,571,000	891,000	2,462,000
PENRO Oriental Mindoro	1,571,000	2,629,000	4,200,000
PENRO Palawan	1,579,000	1,961,000	3,540,000
PENRO Romblon	1,606,000	1,852,000	3,458,000
Region V - Bicol	13,017,000	9,718,000	22,735,000

Regional Office V - Proper	4,466,000	6,113,000	10,579,000
PENRO Albay	1,579,000	382,000	1,961,000
PENRO Camarines Norte	1,579,000	360,000	1,939,000
PENRO Camarines Sur	1,047,000	1,279,000	2,326,000
PENRO Catanduanes	1,579,000	351,000	1,930,000
PENRO Masbate	1,192,000	784,000	1,976,000
PENRO Sorsogon	1,575,000	449,000	2,024,000
Region VI - Western Visayas	14,263,000	10,538,000	24,801,000

Regional Office VI - Proper	4,973,000	5,444,000	10,417,000
PENRO Aklan	1,050,000	650,000	1,700,000
PENRO Antique	1,579,000	1,326,000	2,905,000
PENRO Capiz	1,579,000	765,000	2,344,000
PENRO Guimaras	1,192,000	575,000	1,767,000
PENRO Iloilo	1,579,000	746,000	2,325,000
PENRO Negros Occidental	2,311,000	1,032,000	3,343,000
Region VII - Central Visayas	11,540,000	10,101,000	21,641,000

Regional Office VII - Proper	6,382,000	2,231,000	8,613,000
PENRO Bohol	1,777,000	3,235,000	5,012,000
PENRO Cebu	524,000	2,235,000	2,759,000
PENRO Negros Oriental	1,282,000	2,035,000	3,317,000
PENRO Siquijor	1,575,000	365,000	1,940,000
Region VIII - Eastern Visayas	14,869,000	10,242,000	25,111,000

Regional Office VIII - Proper	5,409,000	3,269,000	8,678,000
PENRO Biliran	1,579,000	706,000	2,285,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	829
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Eastern Samar	1,192,000	882,000	2,074,000
PENRO Leyte	1,579,000	1,433,000	3,012,000
PENRO Northern Samar	1,571,000	1,790,000	3,361,000
PENRO Southern Leyte	1,579,000	1,012,000	2,591,000
PENRO Western Samar	1,960,000	1,150,000	3,110,000
Region IX - Zamboanga Peninsula	10,964,000	10,627,000	21,591,000

Regional Office IX - Proper	7,282,000	6,961,000	14,243,000
PENRO Zamboanga del Norte	524,000	2,045,000	2,569,000
PENRO Zamboanga del Sur	1,579,000	734,000	2,313,000
PENRO Zamboanga Sibugay	1,579,000	887,000	2,466,000
Region X - Northern Mindanao	13,854,000	10,599,000	24,453,000

Regional Office X - Proper	6,383,000	3,583,000	9,966,000
PENRO Bukidnon	1,563,000	3,050,000	4,613,000
PENRO Camiguin	1,574,000	329,000	1,903,000
PENRO Lanao del Norte	1,579,000	827,000	2,406,000
PENRO Misamis Occidental	1,563,000	790,000	2,353,000
PENRO Misamis Oriental	1,192,000	2,020,000	3,212,000
Region XI - Davao	18,895,000	9,331,000	28,226,000

Regional Office XI - Proper	5,866,000	3,918,000	9,784,000
PENRO Davao de Oro	2,070,000	444,000	2,514,000
PENRO Davao del Norte	1,826,000	506,000	2,332,000
PENRO Davao del Sur	1,579,000	1,479,000	3,058,000
PENRO Davao Occidental	6,501,000	2,163,000	8,664,000
PENRO Davao Oriental	1,053,000	821,000	1,874,000
Region XII - SOCCSKSARGEN	23,633,000	9,650,000	33,283,000

Regional Office XII - Proper	18,829,000	5,570,000	24,399,000
PENRO North Cotabato	3,132,000	1,080,000	4,212,000
PENRO Saranggani		960,000	960,000
PENRO South Cotabato		960,000	960,000
PENRO Sultan Kudarat	1,672,000	1,080,000	2,752,000

830	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XIII - CARAGA	13,261,000	9,272,000		22,533,000

Regional Office XIII - Proper	4,025,000	4,873,000		8,898,000
PENRO Agusan del Norte	2,420,000	900,000		3,320,000
PENRO Agusan del Sur	1,053,000	1,295,000		2,348,000
PENRO Dinagat Islands	909,000	520,000		1,429,000
PENRO Surigao del Norte	1,579,000	654,000		2,233,000
PENRO Surigao del Sur	3,275,000	1,030,000		4,305,000
Ecosystems Research Development and Extension Services	165,727,000	96,014,000		261,741,000

National Capital Region (NCR)	165,727,000	96,014,000		261,741,000

Ecosystems Research and Development Bureau (ERDB)	165,727,000	96,014,000		261,741,000

Sub-total, Support to Operations	1,062,955,000	884,489,000	246,427,000	2,193,871,000

Operations
Natural resources sustainably managed	4,249,377,000	4,361,307,000	4,069,959,000	12,680,643,000

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	516,333,000	984,102,000	123,000,000	1,623,435,000

Natural resources management arrangement/agreement and permit issuance	516,333,000	824,102,000	113,000,000	1,453,435,000

National Capital Region (NCR)	21,597,000	166,837,000	4,200,000	192,634,000

Central Office		104,588,000		104,588,000
Biodiversity Management Bureau (BMB)		1,400,000		1,400,000
Forest Management Bureau (FMB)		51,021,000	2,100,000	53,121,000
Land Management Bureau (LMB)		3,000,000		3,000,000
NCR - Proper	21,597,000	6,828,000	2,100,000	30,525,000
Region I - Ilocos	23,045,000	28,929,000	6,480,000	58,454,000

Regional Office I - Proper	8,608,000	4,831,000	4,000,000	17,439,000
PENRO Ilocos Norte	4,469,000	6,160,000	620,000	11,249,000
PENRO Ilocos Sur	3,975,000	5,730,000	620,000	10,325,000
PENRO La Union	1,755,000	3,480,000	310,000	5,545,000
PENRO Pangasinan	4,238,000	8,728,000	930,000	13,896,000
Cordillera Administrative Region (CAR)	25,106,000	84,165,000	8,480,000	117,751,000

Regional Office CAR - Proper	2,803,000	6,688,000	4,100,000	13,591,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	831
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Abra	2,987,000	13,970,000	730,000	17,687,000
PENRO Apayao	4,789,000	15,363,000	730,000	20,882,000
PENRO Benguet	3,225,000	7,388,000	730,000	11,343,000
PENRO Ifugao	4,001,000	7,281,000	730,000	12,012,000
PENRO Kalinga	4,810,000	19,403,000	730,000	24,943,000
PENRO Mt. Province	2,491,000	14,072,000	730,000	17,293,000
Region II - Cagayan Valley	29,116,000	44,513,000	8,340,000	81,969,000

Regional Office II - Proper	5,299,000	10,124,000	4,000,000	19,423,000
PENRO Batanes	995,000	1,879,000	310,000	3,184,000
PENRO Cagayan	8,042,000	8,258,000	1,240,000	17,540,000
PENRO Isabela	7,504,000	11,930,000	1,550,000	20,984,000
PENRO Nueva Vizcaya	5,772,000	8,508,000	620,000	14,900,000
PENRO Quirino	1,504,000	3,814,000	620,000	5,938,000
Region III - Central Luzon	17,938,000	60,810,000	6,030,000	84,778,000

Regional Office III - Proper	7,730,000	12,584,000	2,000,000	22,314,000
PENRO Aurora	8,218,000	7,095,000	620,000	15,933,000
PENRO Bataan	1,237,000	5,529,000	620,000	7,386,000
PENRO Bulacan		7,042,000	620,000	7,662,000
PENRO Nueva Ecija		11,407,000	620,000	12,027,000
PENRO Pampanga	753,000	4,504,000	310,000	5,567,000
PENRO Tarlac		5,725,000	620,000	6,345,000
PENRO Zambales		6,924,000	620,000	7,544,000
Region IVA - CALABARZON	40,001,000	47,345,000	6,890,000	94,236,000

Regional Office IVA - Proper	5,938,000	9,903,000	4,100,000	19,941,000
PENRO Batangas	1,268,000	6,995,000	620,000	8,883,000
PENRO Cavite	2,479,000	3,729,000	310,000	6,518,000
PENRO Laguna	4,024,000	5,750,000	310,000	10,084,000
PENRO Quezon	22,481,000	14,744,000	1,240,000	38,465,000
PENRO Rizal	3,811,000	6,224,000	310,000	10,345,000

832	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVB - MIMAROPA	46,024,000	36,343,000	7,720,000	90,087,000

Regional Office IVB - Proper	8,540,000	3,358,000	4,000,000	15,898,000
PENRO Marinduque	2,283,000	3,417,000	310,000	6,010,000
PENRO Occidental Mindoro	8,093,000	6,148,000	620,000	14,861,000
PENRO Oriental Mindoro	6,996,000	5,761,000	620,000	13,377,000
PENRO Palawan	17,616,000	15,503,000	1,860,000	34,979,000
PENRO Romblon	2,496,000	2,156,000	310,000	4,962,000
Region V - Bicol	34,498,000	37,733,000	6,890,000	79,121,000

Regional Office V - Proper	7,352,000	6,486,000	4,100,000	17,938,000
PENRO Albay	2,440,000	5,084,000	310,000	7,834,000
PENRO Camarines Norte	3,211,000	4,015,000	310,000	7,536,000
PENRO Camarines Sur	13,737,000	10,139,000	930,000	24,806,000
PENRO Catanduanes	2,201,000	3,569,000	310,000	6,080,000
PENRO Masbate	4,035,000	4,640,000	620,000	9,295,000
PENRO Sorsogon	1,522,000	3,800,000	310,000	5,632,000
Region VI - Western Visayas	39,169,000	47,390,000	7,510,000	94,069,000

Regional Office VI - Proper	1,431,000	9,503,000	4,100,000	15,034,000
PENRO Aklan	4,494,000	5,830,000	310,000	10,634,000
PENRO Antique	5,732,000	6,573,000	620,000	12,925,000
PENRO Capiz	2,004,000	3,154,000	310,000	5,468,000
PENRO Guimaras	3,973,000	2,611,000	310,000	6,894,000
PENRO Iloilo	11,484,000	8,045,000	930,000	20,459,000
PENRO Negros Occidental	10,051,000	11,674,000	930,000	22,655,000
Region VII - Central Visayas	35,196,000	32,229,000	6,270,000	73,695,000

Regional Office VII - Proper	14,936,000	9,693,000	4,100,000	28,729,000
PENRO Bohol	5,744,000	5,928,000	620,000	12,292,000
PENRO Cebu	6,763,000	6,570,000	620,000	13,953,000
PENRO Negros Oriental	6,014,000	7,425,000	620,000	14,059,000
PENRO Siquijor	1,739,000	2,613,000	310,000	4,662,000
Region VIII - Eastern Visayas	25,393,000	30,899,000	7,820,000	64,112,000

Regional Office VIII - Proper	6,105,000	9,389,000	4,100,000	19,594,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	833

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Biliran	1,003,000	1,677,000	310,000	2,990,000
PENRO Eastern Samar	2,981,000	3,189,000	620,000	6,790,000
PENRO Leyte	5,295,000	5,237,000	930,000	11,462,000
PENRO Northern Samar	2,984,000	3,560,000	620,000	7,164,000
PENRO Southern Leyte	3,250,000	3,987,000	620,000	7,857,000
PENRO Western Samar	3,775,000	3,860,000	620,000	8,255,000
Region IX - Zamboanga Peninsula	35,379,000	34,783,000	6,890,000	77,052,000

Regional Office IX - Proper	6,894,000	2,755,000	4,100,000	13,749,000
PENRO Zamboanga del Norte	10,395,000	12,540,000	1,240,000	24,175,000
PENRO Zamboanga del Sur	6,216,000	7,192,000	620,000	14,028,000
PENRO Zamboanga Sibugay	11,874,000	12,296,000	930,000	25,100,000
Region X - Northern Mindanao	44,177,000	40,323,000	7,510,000	92,010,000

Regional Office X - Proper	3,866,000	1,615,000	4,100,000	9,581,000
PENRO Bukidnon	19,547,000	16,458,000	1,240,000	37,245,000
PENRO Camiguin	3,860,000	2,430,000	310,000	6,600,000
PENRO Lanao del Norte	5,829,000	5,374,000	620,000	11,823,000
PENRO Misamis Occidental	5,503,000	6,780,000	620,000	12,903,000
PENRO Misamis Oriental	5,572,000	7,666,000	620,000	13,858,000
Region XI - Davao	20,825,000	46,159,000	7,760,000	74,744,000

Regional Office XI - Proper	4,909,000	10,285,000	4,040,000	19,234,000
PENRO Davao de Oro	3,267,000	7,409,000	620,000	11,296,000
PENRO Davao del Norte	3,546,000	6,163,000	620,000	10,329,000
PENRO Davao del Sur	3,287,000	7,677,000	930,000	11,894,000
PENRO Davao Occidental		3,316,000	310,000	3,626,000
PENRO Davao Oriental	5,816,000	11,309,000	1,240,000	18,365,000
Region XII - SOCCSKSARGEN	34,487,000	33,019,000	6,800,000	74,306,000

Regional Office XII - Proper	4,965,000	8,714,000	4,100,000	17,779,000
PENRO North Cotabato	10,787,000	6,784,000	620,000	18,191,000
PENRO Saranggani	3,585,000	5,775,000	620,000	9,980,000
PENRO South Cotabato	4,564,000	5,934,000	620,000	11,118,000

834	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Sultan Kudarat	10,586,000	5,812,000	840,000	17,238,000
Region XIII - CARAGA	44,382,000	52,625,000	7,410,000	104,417,000

Regional Office XIII - Proper	11,608,000	10,283,000	4,000,000	25,891,000
PENRO Agusan del Norte	2,310,000	8,364,000	620,000	11,294,000
PENRO Agusan del Sur	21,362,000	13,208,000	1,240,000	35,810,000
PENRO Dinagat Islands	965,000	3,731,000	310,000	5,006,000
PENRO Surigao del Norte	1,819,000	6,162,000	310,000	8,291,000
PENRO Surigao del Sur	6,318,000	10,877,000	930,000	18,125,000
Operations against illegal environment and natural resources activities		160,000,000	10,000,000	170,000,000

National Capital Region (NCR)		144,000,000		144,000,000

Central Office		144,000,000		144,000,000
Region I - Ilocos		2,000,000		2,000,000

Regional Office I - Proper		805,000		805,000
PENRO Ilocos Norte		324,000		324,000
PENRO Ilocos Sur		276,000		276,000
PENRO La Union		201,000		201,000
PENRO Pangasinan		394,000		394,000
Cordillera Administrative Region (CAR)		500,000		500,000

Regional Office CAR - Proper		500,000		500,000
Region II - Cagayan Valley		1,500,000		1,500,000

Regional Office II - Proper		1,500,000		1,500,000
Region III - Central Luzon		1,500,000		1,500,000

Regional Office III - Proper		282,000		282,000
PENRO Aurora		174,000		174,000
PENRO Bataan		174,000		174,000
PENRO Bulacan		174,000		174,000
PENRO Nueva Ecija		174,000		174,000
PENRO Pampanga		174,000		174,000
PENRO Tarlac		174,000		174,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	835

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Zambales	174,000		174,000
Region IVA - CALABARZON	500,000		500,000

Regional Office IVA - Proper	100,000		100,000
PENRO Batangas	80,000		80,000
PENRO Cavite	80,000		80,000
PENRO Laguna	80,000		80,000
PENRO Quezon	80,000		80,000
PENRO Rizal	80,000		80,000
Region IVB - MIMAROPA	1,000,000		1,000,000

Regional Office IVB - Proper	640,000		640,000
PENRO Marinduque	30,000		30,000
PENRO Occidental Mindoro	60,000		60,000
PENRO Oriental Mindoro	60,000		60,000
PENRO Palawan	180,000		180,000
PENRO Romblon	30,000		30,000
Region V - Bicol	500,000		500,000

Regional Office V - Proper	200,000		200,000
PENRO Albay	50,000		50,000
PENRO Camarines Norte	50,000		50,000
PENRO Camarines Sur	50,000		50,000
PENRO Catanduanes	50,000		50,000
PENRO Masbate	50,000		50,000
PENRO Sorsogon	50,000		50,000
Region VI - Western Visayas	800,000	10,000,000	10,800,000

Regional Office VI - Proper	800,000	10,000,000	10,800,000
Region VII - Central Visayas	1,000,000		1,000,000

Regional Office VII - Proper	270,000		270,000
PENRO Bohol	200,000		200,000
PENRO Cebu	200,000		200,000
PENRO Negros Oriental	200,000		200,000

836	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Siquijor		130,000		130,000
Region VIII - Eastern Visayas		500,000		500,000

Regional Office VIII - Proper		500,000		500,000
Region IX - Zamboanga Peninsula		1,000,000		1,000,000

Regional Office IX - Proper		533,000		533,000
PENRO Zamboanga del Norte		157,000		157,000
PENRO Zamboanga del Sur		73,000		73,000
PENRO Zamboanga Sibugay		237,000		237,000
Region X - Northern Mindanao		1,800,000		1,800,000

Regional Office X - Proper		950,000		950,000
PENRO Bukidnon		170,000		170,000
PENRO Camiguin		170,000		170,000
PENRO Lanao del Norte		170,000		170,000
PENRO Misamis Occidental		170,000		170,000
PENRO Misamis Oriental		170,000		170,000
Region XI - Davao		1,800,000		1,800,000

Regional Office XI - Proper		775,000		775,000
PENRO Davao de Oro		162,000		162,000
PENRO Davao del Norte		266,000		266,000
PENRO Davao del Sur		217,000		217,000
PENRO Davao Occidental		107,000		107,000
PENRO Davao Oriental		273,000		273,000
Region XII - SOCCSKSARGEN		600,000		600,000

Regional Office XII - Proper		600,000		600,000
Region XIII - CARAGA		1,000,000		1,000,000

Regional Office XIII - Proper		1,000,000		1,000,000
NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM	3,733,044,000	3,377,205,000	3,946,959,000	11,057,208,000

PROTECTED AREAS, CAVES, AND WETLANDS DEVELOPMEHNT AND MANAGEMENT SUB-PROGRAM	827,451,000	681,299,000	14,950,000	1,523,700,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	837

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Protected areas development and management	827,451,000	681,299,000	14,950,000	1,523,700,000

National Capital Region (NCR)	18,694,000	73,260,000	11,450,000	103,404,000

Central Office		21,626,000		21,626,000
Biodiversity Management Bureau (BMB)	11,088,000	28,623,000	3,300,000	43,011,000
NCR - Proper	7,606,000	23,011,000	8,150,000	38,767,000
Region I - Ilocos	35,221,000	21,807,000		57,028,000

Regional Office I - Proper	10,520,000	3,933,000		14,453,000
PENRO Ilocos Norte	6,953,000	4,074,000		11,027,000
PENRO Ilocos Sur	6,875,000	7,432,000		14,307,000
PENRO La Union	2,096,000	4,543,000		6,639,000
PENRO Pangasinan	8,777,000	1,825,000		10,602,000
Cordillera Administrative Region (CAR)	57,042,000	22,865,000		79,907,000

Regional Office CAR - Proper	12,114,000	2,382,000		14,496,000
PENRO Abra	6,114,000	2,238,000		8,352,000
PENRO Apayao	6,207,000	300,000		6,507,000
PENRO Benguet	10,093,000	12,313,000		22,406,000
PENRO Ifugao	6,638,000	2,026,000		8,664,000
PENRO Kalinga	6,227,000	2,357,000		8,584,000
PENRO Mt. Province	9,649,000	1,249,000		10,898,000
Region II - Cagayan Valley	72,856,000	45,310,000		118,166,000

Regional Office II - Proper	11,108,000	2,342,000		13,450,000
PENRO Batanes	3,162,000	3,403,000		6,565,000
PENRO Cagayan	19,066,000	10,442,000		29,508,000
PENRO Isabela	22,342,000	16,656,000		38,998,000
PENRO Nueva Vizcaya	8,383,000	8,828,000		17,211,000
PENRO Quirino	8,795,000	3,639,000		12,434,000
Region III - Central Luzon	70,854,000	46,643,000		117,497,000

Regional Office III - Proper	12,227,000	4,698,000		16,925,000
PENRO Aurora	8,039,000	17,282,000		25,321,000
PENRO Bataan	9,292,000	6,253,000		15,545,000

838	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Bulacan	7,512,000	3,119,000	10,631,000
PENRO Nueva Ecija	11,684,000	8,390,000	20,074,000
PENRO Pampanga	6,418,000	4,000,000	10,418,000
PENRO Tarlac	6,913,000	341,000	7,254,000
PENRO Zambales	8,769,000	2,560,000	11,329,000
Region IVA - CALABARZON	60,883,000	52,760,000	113,643,000

Regional Office IVA - Proper	12,522,000	6,580,000	19,102,000
PENRO Batangas	6,336,000	7,656,000	13,992,000
PENRO Cavite	9,184,000	3,818,000	13,002,000
PENRO Laguna	6,408,000	3,286,000	9,694,000
PENRO Quezon	21,105,000	23,082,000	44,187,000
PENRO Rizal	5,328,000	8,338,000	13,666,000
Region IVB - MIMAROPA	70,733,000	56,960,000	127,693,000

Regional Office IVB - Proper	8,480,000	6,433,000	14,913,000
PENRO Marinduque	4,934,000	9,836,000	14,770,000
PENRO Occidental Mindoro	16,861,000	13,733,000	30,594,000
PENRO Oriental Mindoro	7,728,000	3,736,000	11,464,000
PENRO Palawan	27,401,000	13,008,000	40,409,000
PENRO Romblon	5,329,000	10,214,000	15,543,000
Region V - Bicol	56,340,000	30,503,000	86,843,000

Regional Office V - Proper	12,480,000	1,870,000	14,350,000
PENRO Albay	5,263,000	5,238,000	10,501,000
PENRO Camarines Norte	4,919,000	3,229,000	8,148,000
PENRO Camarines Sur	15,117,000	6,502,000	21,619,000
PENRO Catanduanes	4,262,000	2,902,000	7,164,000
PENRO Masbate	9,313,000	6,183,000	15,496,000
PENRO Sorsogon	4,986,000	4,579,000	9,565,000
Region VI - Western Visayas	55,793,000	61,530,000	117,323,000

Regional Office VI - Proper	10,513,000	949,000	11,462,000
PENRO Aklan	9,761,000	3,633,000	13,394,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	839

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Antique	6,477,000	27,856,000		34,333,000
PENRO Capiz	4,540,000	1,689,000		6,229,000
PENRO Guimaras	3,930,000	2,069,000		5,999,000
PENRO Iloilo	10,202,000	3,533,000		13,735,000
PENRO Negros Occidental	10,370,000	21,801,000		32,171,000
Region VII - Central Visayas	52,390,000	52,981,000		105,371,000

Regional Office VII - Proper	10,954,000	6,824,000		17,778,000
PENRO Bohol	13,123,000	27,749,000		40,872,000
PENRO Cebu	13,990,000	9,727,000		23,717,000
PENRO Negros Oriental	10,174,000	5,811,000		15,985,000
PENRO Siquijor	4,149,000	2,870,000		7,019,000
Region VIII - Eastern Visayas	38,064,000	57,046,000	3,500,000	98,610,000

Regional Office VIII - Proper	5,660,000	10,563,000	3,500,000	19,723,000
PENRO Biliran	3,175,000			3,175,000
PENRO Eastern Samar	4,236,000	10,313,000		14,549,000
PENRO Leyte	7,181,000	13,407,000		20,588,000
PENRO Northern Samar	5,346,000	7,002,000		12,348,000
PENRO Southern Leyte	5,281,000	2,835,000		8,116,000
PENRO Western Samar	7,185,000	12,926,000		20,111,000
Region IX - Zamboanga Peninsula	64,421,000	24,135,000		88,556,000

Regional Office IX - Proper	11,378,000	6,735,000		18,113,000
PENRO Zamboanga del Norte	19,375,000	5,907,000		25,282,000
PENRO Zamboanga del Sur	12,021,000	5,883,000		17,904,000
PENRO Zamboanga Sibugay	21,647,000	5,610,000		27,257,000
Region X - Northern Mindanao	53,651,000	43,810,000		97,461,000

Regional Office X - Proper	12,579,000	3,908,000		16,487,000
PENRO Bukidnon	14,999,000	10,687,000		25,686,000
PENRO Camiguin	2,047,000	6,085,000		8,132,000
PENRO Lanao del Norte	9,310,000	5,552,000		14,862,000
PENRO Misamis Occidental	7,194,000	8,453,000		15,647,000

840	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Misamis Oriental	7,522,000	9,125,000		16,647,000
Region XI - Davao	53,997,000	39,739,000		93,736,000

Regional Office XI - Proper	18,462,000	4,138,000		22,600,000
PENRO Davao de Oro	7,228,000	2,728,000		9,956,000
PENRO Davao del Norte	6,053,000	3,029,000		9,082,000
PENRO Davao del Sur	8,246,000	11,551,000		19,797,000
PENRO Davao Occidental		1,305,000		1,305,000
PENRO Davao Oriental	14,008,000	16,988,000		30,996,000
Region XII - SOCCSKSARGEN	14,169,000	21,774,000		35,943,000

Regional Office XII - Proper	1,019,000	1,784,000		2,803,000
PENRO North Cotabato	4,865,000	5,406,000		10,271,000
PENRO Saranggani	2,300,000	6,278,000		8,578,000
PENRO South Cotabato	3,047,000	7,556,000		10,603,000
PENRO Sultan Kudarat	2,938,000	750,000		3,688,000
Region XIII - CARAGA	52,343,000	30,176,000		82,519,000

Regional Office XIII - Proper	4,683,000	6,936,000		11,619,000
PENRO Agusan del Norte	8,436,000	2,777,000		11,213,000
PENRO Agusan del Sur	11,972,000	6,203,000		18,175,000
PENRO Dinagat Islands	6,301,000	2,229,000		8,530,000
PENRO Surigao del Norte	10,571,000	6,391,000		16,962,000
PENRO Surigao del Sur	10,380,000	5,640,000		16,020,000
WILDLIFE RESOURCES CONSERVATION SUB-PROGRAM		72,782,000	5,000,000	77,782,000

Protection and Conservation of Wildlife		72,782,000	5,000,000	77,782,000

National Capital Region (NCR)		12,000,000	1,000,000	13,000,000

Central Office		2,000,000		2,000,000
Biodiversity Management Bureau (BMB)		10,000,000	1,000,000	11,000,000
Region I - Ilocos		2,163,000		2,163,000

Regional Office I - Proper		189,000		189,000
PENRO Ilocos Norte		617,000		617,000
PENRO Ilocos Sur		209,000		209,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	841

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO La Union	512,000		512,000
PENRO Pangasinan	636,000		636,000
Cordillera Administrative Region (CAR)	2,520,000	1,000,000	3,520,000

Regional Office CAR - Proper	1,420,000	1,000,000	2,420,000
PENRO Apayao	690,000		690,000
PENRO Ifugao	310,000		310,000
PENRO Kalinga	50,000		50,000
PENRO Mt. Province	50,000		50,000
Region II - Cagayan Valley	3,214,000		3,214,000

Regional Office II - Proper	1,098,000		1,098,000
PENRO Batanes	204,000		204,000
PENRO Cagayan	713,000		713,000
PENRO Isabela	920,000		920,000
PENRO Quirino	279,000		279,000
Region III - Central Luzon	1,430,000		1,430,000

Regional Office III - Proper	100,000		100,000
PENRO Aurora	240,000		240,000
PENRO Bataan	120,000		120,000
PENRO Bulacan	60,000		60,000
PENRO Nueva Ecija	530,000		530,000
PENRO Pampanga	180,000		180,000
PENRO Tarlac	60,000		60,000
PENRO Zambales	140,000		140,000
Region IVA - CALABARZON	2,980,000		2,980,000

Regional Office IVA - Proper	1,555,000		1,555,000
PENRO Batangas	510,000		510,000
PENRO Cavite	135,000		135,000
PENRO Laguna	70,000		70,000
PENRO Quezon	710,000		710,000

842	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVB - MIMAROPA	10,615,000	10,615,000

Regional Office IVB - Proper	725,000	725,000
PENRO Marinduque	859,000	859,000
PENRO Occidental Mindoro	5,263,000	5,263,000
PENRO Oriental Mindoro	1,368,000	1,368,000
PENRO Palawan	1,511,000	1,511,000
PENRO Romblon	889,000	889,000
Region V - Bicol	2,372,000	2,372,000

Regional Office V - Proper	1,264,000	1,264,000
PENRO Albay	138,000	138,000
PENRO Camarines Norte	205,000	205,000
PENRO Camarines Sur	207,000	207,000
PENRO Catanduanes	126,000	126,000
PENRO Masbate	206,000	206,000
PENRO Sorsogon	226,000	226,000
Region VI - Western Visayas	3,695,000	3,695,000

Regional Office VI - Proper	474,000	474,000
PENRO Aklan	732,000	732,000
PENRO Antique	111,000	111,000
PENRO Capiz	370,000	370,000
PENRO Guimaras	382,000	382,000
PENRO Iloilo	634,000	634,000
PENRO Negros Occidental	992,000	992,000
Region VII - Central Visayas	6,303,000	6,303,000

Regional Office VII - Proper	1,025,000	1,025,000
PENRO Bohol	2,178,000	2,178,000
PENRO Cebu	1,020,000	1,020,000
PENRO Negros Oriental	1,320,000	1,320,000
PENRO Siquijor	760,000	760,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	843
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	2,823,000		2,823,000

Regional Office VIII - Proper	1,683,000		1,683,000
PENRO Biliran	114,000		114,000
PENRO Eastern Samar	114,000		114,000
PENRO Leyte	570,000		570,000
PENRO Northern Samar	114,000		114,000
PENRO Southern Leyte	114,000		114,000
PENRO Western Samar	114,000		114,000
Region IX - Zamboanga Peninsula	4,236,000	1,000,000	5,236,000

Regional Office IX - Proper	1,394,000	1,000,000	2,394,000
PENRO Zamboanga del Norte	674,000		674,000
PENRO Zamboanga del Sur	589,000		589,000
PENRO Zamboanga Sibugay	1,579,000		1,579,000
Region X - Northern Mindanao	4,955,000		4,955,000

Regional Office X - Proper	1,555,000		1,555,000
PENRO Bukidnon	737,000		737,000
PENRO Camiguin	936,000		936,000
PENRO Lanao del Norte	733,000		733,000
PENRO Misamis Occidental	270,000		270,000
PENRO Misamis Oriental	724,000		724,000
Region XI - Davao	3,897,000	1,000,000	4,897,000

Regional Office XI - Proper	2,989,000	1,000,000	3,989,000
PENRO Davao de Oro	72,000		72,000
PENRO Davao del Norte	487,000		487,000
PENRO Davao del Sur	117,000		117,000
PENRO Davao Occidental	87,000		87,000
PENRO Davao Oriental	145,000		145,000
Region XII - SOCCSKSARGEN	4,102,000	1,000,000	5,102,000

Regional Office XII - Proper	1,154,000		1,154,000
PENRO North Cotabato	710,000		710,000

844	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Saranggani		1,137,000	1,000,000	2,137,000
PENRO South Cotabato		707,000		707,000
PENRO Sultan Kudarat		394,000		394,000
Region XIII - CARAGA		5,477,000		5,477,000

Regional Office XIII - Proper		1,217,000		1,217,000
PENRO Agusan del Norte		1,260,000		1,260,000
PENRO Agusan del Sur		1,410,000		1,410,000
PENRO Dinagat Islands		450,000		450,000
PENRO Surigao del Norte		500,000		500,000
PENRO Surigao del Sur		640,000		640,000
COASTAL AND MARINE ECOSYSTEMS REHABILITATION SUB-PROGRAM	9,762,000	974,596,000	920,800,000	1,905,158,000

Management of Coastal and Marine Resources/Areas		248,275,000		248,275,000

National Capital Region (NCR)		90,138,000		90,138,000

Central Office		2,000,000		2,000,000
Biodiversity Management Bureau (BMB)		85,152,000		85,152,000
NCR - Proper		2,986,000		2,986,000
Region I - Ilocos		6,862,000		6,862,000

Regional Office I - Proper		3,271,000		3,271,000
PENRO Ilocos Norte		143,000		143,000
PENRO Ilocos Sur		151,000		151,000
PENRO La Union		1,799,000		1,799,000
PENRO Pangasinan		1,498,000		1,498,000
Region II - Cagayan Valley		14,934,000		14,934,000

Regional Office II - Proper		1,925,000		1,925,000
PENRO Batanes		3,221,000		3,221,000
PENRO Cagayan		5,719,000		5,719,000
PENRO Isabela		4,069,000		4,069,000
Region III - Central Luzon		5,308,000		5,308,000

Regional Office III - Proper		2,840,000		2,840,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	845
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Aurora	250,000	250,000
PENRO Bataan	169,000	169,000
PENRO Bulacan	169,000	169,000
PENRO Pampanga	169,000	169,000
PENRO Zambales	1,711,000	1,711,000
Region IVA - CALABARZON	9,607,000	9,607,000

Regional Office IVA - Proper	1,322,000	1,322,000
PENRO Batangas	3,310,000	3,310,000
PENRO Cavite	1,515,000	1,515,000
PENRO Quezon	3,460,000	3,460,000
Region IVB - MIMAROPA	19,847,000	19,847,000

Regional Office IVB - Proper	2,184,000	2,184,000
PENRO Marinduque	350,000	350,000
PENRO Occidental Mindoro	2,443,000	2,443,000
PENRO Oriental Mindoro	1,650,000	1,650,000
PENRO palawan	12,720,000	12,720,000
PENRO Romblon	500,000	500,000
Region V - Bicol	7,745,000	7,745,000

Regional Office V - Proper	4,094,000	4,094,000
PENRO Albay	55,000	55,000
PENRO Camarines Norte	330,000	330,000
PENRO Camarines Sur	778,000	778,000
PENRO Catanduanes	55,000	55,000
PENRO Masbate	2,378,000	2,378,000
PENRO Sorsogon	55,000	55,000
Region VI - Western Visayas	10,642,000	10,642,000

Regional Office VI - Proper	1,409,000	1,409,000
PENRO Aklan	1,270,000	1,270,000
PENRO Antique	1,435,000	1,435,000
PENRO Capiz	860,000	860,000

846	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Guimaras	1,335,000	1,335,000
PENRO Iloilo	1,010,000	1,010,000
PENRO Negros Occidental	3,323,000	3,323,000
Region VII - Central Visayas	19,128,000	19,128,000

Regional Office VII - Proper	4,018,000	4,018,000
PENRO Bohol	6,001,000	6,001,000
PENRO Cebu	4,984,000	4,984,000
PENRO Negros Oriental	2,867,000	2,867,000
PENRO Siquijor	1,258,000	1,258,000
Region VIII - Eastern Visayas	12,040,000	12,040,000

Regional Office VIII - Proper	4,502,000	4,502,000
PENRO Eastern Samar	2,880,000	2,880,000
PENRO Leyte	2,011,000	2,011,000
PENRO Northern Samar	2,647,000	2,647,000
Region IX - Zamboanga Peninsula	18,730,000	18,730,000

Regional Office IX - Proper	9,442,000	9,442,000
PENRO Zamboanga del Norte	4,883,000	4,883,000
PENRO Zamboanga del Sur	1,814,000	1,814,000
PENRO Zamboanga Sibugay	2,591,000	2,591,000
Region X - Northern Mindanao	7,409,000	7,409,000

Regional Office X - Proper	1,203,000	1,203,000
PENRO Camiguin	1,840,000	1,840,000
PENRO Lanao del Norte	1,224,000	1,224,000
PENRO Misamis Occidental	1,372,000	1,372,000
PENRO Misamis Oriental	1,770,000	1,770,000
Region XI - Davao	9,333,000	9,333,000

Regional Office XI - Proper	6,088,000	6,088,000
PENRO Davao de Oro	951,000	951,000
PENRO Davao del Norte	465,000	465,000
PENRO Davao del Sur	395,000	395,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	847
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao Occidental		365,000		365,000
PENRO Davao Oriental		1,069,000		1,069,000
Region XII - SOCCSKSARGEN		6,031,000		6,031,000

Regional Office XII - Proper		4,997,000		4,997,000
PENRO Saranggani		500,000		500,000
PENRO Sultan Kudarat		534,000		534,000
Region XIII - CARAGA		10,521,000		10,521,000

Regional Office XIII - Proper		2,720,000		2,720,000
PENRO Agusan del Norte		700,000		700,000
PENRO Dinagat Islands		1,700,000		1,700,000
PENRO Surigao del Norte		4,501,000		4,501,000
PENRO Surigao del Sur		900,000		900,000
Project(s)
Locally-Funded Project(s)	9,762,000	726,321,000	920,800,000	1,656,883,000

Development, Updating and Implementation of the Operational Plan for the Manila Bay Coastal Management Strategy pursuant to SC Decision under GR No. 171947-48		637,703,000	915,800,000	1,553,503,000

National Capital Region (NCR)		637,703,000	915,800,000	1,553,503,000

Central Office		637,703,000	915,800,000	1,553,503,000
Pasig River Rehabilitation	9,762,000	88,618,000	5,000,000	103,380,000

National Capital Region (NCR)	9,762,000	88,618,000	5,000,000	103,380,000

Central Office	9,762,000	88,618,000	5,000,000	103,380,000
LAND MANAGEMENT SUB-PROGRAM	1,313,835,000	536,684,000		1,850,519,000

Land Survey, Disposition and Records Management	1,229,972,000	393,245,000		1,623,217,000

National Capital Region (NCR)	50,203,000	85,372,000		135,575,000

Central Office		38,558,000		38,558,000
Land Management Bureau (LMB)		43,650,000		43,650,000
NCR - Proper	50,203,000	3,164,000		53,367,000
Region I - Ilocos	64,613,000	38,502,000		103,115,000

Regional Office I - Proper	29,893,000	16,026,000		45,919,000

848	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Ilocos Norte	9,185,000	6,094,000	15,279,000
PENRO Ilocos Sur	9,457,000	6,994,000	16,451,000
PENRO La Union	3,890,000	1,711,000	5,601,000
PENRO Pangasinan	12,188,000	7,677,000	19,865,000
Cordillera Administrative Region (CAR)	79,714,000	25,187,000	104,901,000

Regional Office CAR - Proper	27,595,000	8,062,000	35,657,000
PENRO Abra	8,718,000	4,611,000	13,329,000
PENRO Apayao	9,187,000	2,427,000	11,614,000
PENRO Benguet	9,358,000	3,935,000	13,293,000
PENRO Ifugao	7,745,000	1,598,000	9,343,000
PENRO Kalinga	8,510,000	2,179,000	10,689,000
PENRO Mt. Province	8,601,000	2,375,000	10,976,000
Region II - Cagayan Valley	103,219,000	18,017,000	121,236,000

Regional Office II - Proper	31,130,000	7,219,000	38,349,000
PENRO Batanes	5,040,000	607,000	5,647,000
PENRO Cagayan	20,669,000	3,372,000	24,041,000
PENRO Isabela	21,676,000	3,134,000	24,810,000
PENRO Nueva Vizcaya	12,244,000	2,393,000	14,637,000
PENRO Quirino	12,460,000	1,292,000	13,752,000
Region III - Central Luzon	115,677,000	19,326,000	135,003,000

Regional Office III - Proper	39,522,000	11,884,000	51,406,000
PENRO Aurora	9,598,000	551,000	10,149,000
PENRO Bataan	11,718,000	360,000	12,078,000
PENRO Bulacan	13,166,000	1,455,000	14,621,000
PENRO Nueva Ecija	14,508,000	716,000	15,224,000
PENRO Pampanga	5,559,000	910,000	6,469,000
PENRO Tarlac	11,116,000	2,207,000	13,323,000
PENRO Zambales	10,490,000	1,243,000	11,733,000
Region IVA - CALABARZON	85,808,000	19,630,000	105,438,000

Regional Office IVA - Proper	34,650,000	13,217,000	47,867,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	849
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Batangas	10,034,000	1,907,000	11,941,000
PENRO Cavite	8,092,000	937,000	9,029,000
PENRO Laguna	10,514,000	1,087,000	11,601,000
PENRO Quezon	14,153,000	1,631,000	15,784,000
PENRO Rizal	8,365,000	851,000	9,216,000
Region IVB - MIMAROPA	94,489,000	15,785,000	110,274,000

Regional Office IVB - Proper	34,344,000	5,844,000	40,188,000
PENRO Marinduque	6,524,000	1,627,000	8,151,000
PENRO Occidental Mindoro	11,674,000	1,111,000	12,785,000
PENRO Oriental Mindoro	8,864,000	1,598,000	10,462,000
PENRO Palawan	27,633,000	4,194,000	31,827,000
PENRO Romblon	5,450,000	1,411,000	6,861,000
Region V - Bicol	70,111,000	14,213,000	84,324,000

Regional Office V - Proper	30,901,000	8,273,000	39,174,000
PENRO Albay	8,127,000	903,000	9,030,000
PENRO Camarines Norte	5,398,000	670,000	6,068,000
PENRO Camarines Sur	9,759,000	1,602,000	11,361,000
PENRO Catanduanes	4,835,000	899,000	5,734,000
PENRO Masbate	6,982,000	915,000	7,897,000
PENRO Sorsogon	4,109,000	951,000	5,060,000
Region VI - Western Visayas	67,353,000	31,910,000	99,263,000

Regional Office VI - Proper	22,300,000	12,821,000	35,121,000
PENRO Aklan	6,303,000	3,240,000	9,543,000
PENRO Antique	7,841,000	3,672,000	11,513,000
PENRO Capiz	3,468,000	2,476,000	5,944,000
PENRO Guimaras	4,505,000	961,000	5,466,000
PENRO Iloilo	11,316,000	5,971,000	17,287,000
PENRO Negros Occidental	11,620,000	2,769,000	14,389,000
Region VII - Central Visayas	59,081,000	23,248,000	82,329,000

Regional Office VII - Proper	29,261,000	5,230,000	34,491,000

850	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Bohol	8,996,000	9,235,000	18,231,000
PENRO Cebu	9,977,000	4,096,000	14,073,000
PENRO Negros Oriental	6,675,000	2,892,000	9,567,000
PENRO Siquijor	4,172,000	1,795,000	5,967,000
Region VIII - Eastern Visayas	94,120,000	24,609,000	118,729,000

Regional Office VIII - Proper	28,850,000	18,286,000	47,136,000
PENRO Biliran	3,315,000	413,000	3,728,000
PENRO Eastern Samar	11,280,000	1,122,000	12,402,000
PENRO Leyte	18,252,000	1,438,000	19,690,000
PENRO Northern Samar	10,231,000	1,415,000	11,646,000
PENRO Southern Leyte	10,130,000	1,070,000	11,200,000
PENRO Western Samar	12,062,000	865,000	12,927,000
Region IX - Zamboanga Peninsula	104,602,000	14,971,000	119,573,000

Regional Office IX - Proper	39,561,000	10,396,000	49,957,000
PENRO Zamboanga del Norte	26,978,000	1,284,000	28,262,000
PENRO Zamboanga del Sur	13,678,000	1,796,000	15,474,000
PENRO Zamboanga Sibugay	24,385,000	1,495,000	25,880,000
Region X - Northern Mindanao	72,725,000	12,910,000	85,635,000

Regional Office X - Proper	27,101,000	4,557,000	31,658,000
PENRO Bukidnon	18,144,000	2,261,000	20,405,000
PENRO Camiguin	3,722,000	1,015,000	4,737,000
PENRO Lanao del Norte	7,739,000	1,291,000	9,030,000
PENRO Misamis Occidental	6,792,000	1,725,000	8,517,000
PENRO Misamis Oriental	9,227,000	2,061,000	11,288,000
Region XI - Davao	68,828,000	14,804,000	83,632,000

Regional Office XI - Proper	30,200,000	6,771,000	36,971,000
PENRO Davao de Oro	6,998,000	1,038,000	8,036,000
PENRO Davao del Norte	7,629,000	1,452,000	9,081,000
PENRO Davao del Sur	10,999,000	3,132,000	14,131,000
PENRO Davao Occidental		515,000	515,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	851
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Davao Oriental	13,002,000	1,896,000	14,898,000
Region XII - SOCCSKSARGEN	34,671,000	16,543,000	51,214,000

Regional Office XII - Proper	19,050,000	7,913,000	26,963,000
PENRO North Cotabato	4,635,000	2,999,000	7,634,000
PENRO Saranggani	2,678,000	2,118,000	4,796,000
PENRO South Cotabato	2,942,000	1,939,000	4,881,000
PENRO Sultan Kudarat	5,366,000	1,574,000	6,940,000
Region XIII - CARAGA	64,758,000	18,218,000	82,976,000

Regional Office XIII - Proper	16,300,000	7,192,000	23,492,000
PENRO Agusan del Norte	8,524,000	1,719,000	10,243,000
PENRO Agusan del Sur	15,247,000	3,463,000	18,710,000
PENRO Dinagat Islands	4,672,000	2,311,000	6,983,000
PENRO Surigao del Norte	4,880,000	1,409,000	6,289,000
PENRO Surigao del Sur	15,135,000	2,124,000	17,259,000
For the Requirements of the Comprehensive Agrarian Reform Program	83,863,000	143,439,000	227,302,000

National Capital Region (NCR)	9,446,000	143,439,000	152,885,000

Central Office	9,446,000	143,439,000	152,885,000
Region I - Ilocos	4,778,000		4,778,000

Regional Office I - Proper	4,778,000		4,778,000
Cordillera Administrative Region (CAR)	3,220,000		3,220,000

Regional Office CAR - Proper	3,220,000		3,220,000
Region II - Cagayan Valley	5,399,000		5,399,000

Regional Office II - Proper	5,399,000		5,399,000
Region III - Central Luzon	5,382,000		5,382,000

Regional Office III - Proper	5,382,000		5,382,000
Region IVA - CALABARZON	4,535,000		4,535,000

Regional Office IVA - Proper	4,535,000		4,535,000
Region IVB - MIMAROPA	4,117,000		4,117,000

Regional Office IVB - Proper	4,117,000		4,117,000

852	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region V - Bicol	5,410,000			5,410,000

Regional Office V - Proper	5,410,000			5,410,000
Region VI - Western Visayas	4,875,000			4,875,000

Regional Office VI - Proper	4,875,000			4,875,000
Region VII - Central Visayas	5,080,000			5,080,000

Regional Office VII - Proper	5,080,000			5,080,000
Region VIII - Eastern Visayas	5,676,000			5,676,000

Regional Office VIII - Proper	5,676,000			5,676,000
Region IX - Zamboanga Peninsula	4,071,000			4,071,000

Regional Office IX - Proper	4,071,000			4,071,000
Region X - Northern Mindanao	5,606,000			5,606,000

Regional Office X - Proper	5,606,000			5,606,000
Region XI - Davao	5,188,000			5,188,000

Regional Office XI - Proper	5,188,000			5,188,000
Region XII - SOCCSKSARGEN	5,521,000			5,521,000

Regional Office XII - Proper	5,521,000			5,521,000
Region XIII - CARAGA	5,559,000			5,559,000

Regional Office XIII - Proper	5,559,000			5,559,000
FOREST AND WATERSHED MANAGEMENT SUB-PROGRAM	1,581,996,000	1,111,844,000	3,006,209,000	5,700,049,000

Forest Development, Rehabilitation, Maintenance and Protection	1,581,996,000	769,989,000	2,388,120,000	4,740,105,000

National Capital Region (NCR)	14,109,000	122,016,000	32,274,000	168,399,000

Central Office		13,065,000	30,494,000	43,559,000
Ecosystems Research and Development Bureau (ERDB)		56,866,000	1,620,000	58,486,000
Forest Management Bureau (FMB)		45,000,000		45,000,000
NCR - Proper	14,109,000	7,085,000	160,000	21,354,000
Region I - Ilocos	68,124,000	24,447,000	72,004,000	164,575,000

Regional Office I - Proper	6,610,000	5,155,000	6,238,000	18,003,000
PENRO Ilocos Norte	16,411,000	8,232,000	24,454,000	49,097,000
PENRO Ilocos Sur	17,141,000	3,246,000	12,350,000	32,737,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	853

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO La Union	6,650,000	1,243,000	3,872,000	11,765,000
PENRO Pangasinan	21,312,000	6,571,000	25,090,000	52,973,000
Cordillera Administrative Region (CAR)	142,180,000	30,500,000	79,926,000	252,606,000

Regional Office CAR - Proper	18,256,000	5,090,000	925,000	24,271,000
PENRO Abra	17,613,000	7,714,000	32,879,000	58,206,000
PENRO Apayao	26,236,000	3,772,000	15,330,000	45,338,000
PENRO Benguet	21,270,000	2,850,000	12,559,000	36,679,000
PENRO Ifugao	18,578,000	868,000	2,280,000	21,726,000
PENRO Kalinga	23,271,000	3,337,000	1,905,000	28,513,000
PENRO Mt. Province	16,956,000	6,869,000	14,048,000	37,873,000
Region II - Cagayan Valley	140,744,000	41,122,000	154,341,000	336,207,000

Regional Office II - Proper	11,080,000	7,452,000	35,957,000	54,489,000
PENRO Batanes	5,603,000	854,000	370,000	6,827,000
PENRO Cagayan	43,765,000	14,848,000	43,678,000	102,291,000
PENRO Isabela	47,326,000	8,608,000	15,857,000	71,791,000
PENRO Nueva Vizcaya	15,786,000	3,891,000	19,709,000	39,386,000
PENRO Quirino	17,184,000	5,469,000	38,770,000	61,423,000
Region III - Central Luzon	93,186,000	39,321,000	120,919,000	253,426,000

Regional Office III - Proper	780,000	5,972,000	160,000	6,912,000
PENRO Aurora	16,254,000	4,377,000	26,422,000	47,053,000
PENRO Bataan	11,046,000	3,265,000	12,520,000	26,831,000
PENRO Bulacan	14,966,000	4,031,000	12,287,000	31,284,000
PENRO Nueva Ecija	14,740,000	4,017,000	18,844,000	37,601,000
PENRO Pampanga	9,160,000	3,391,000	5,174,000	17,725,000
PENRO Tarlac	12,084,000	10,690,000	26,796,000	49,570,000
PENRO Zambales	14,156,000	3,578,000	18,716,000	36,450,000
Region IVA - CALABARZON	91,019,000	25,276,000	91,810,000	208,105,000

Regional Office IVA - Proper	13,548,000	11,247,000	45,541,000	70,336,000
PENRO Batangas	12,545,000	1,983,000	10,100,000	24,628,000
PENRO Cavite	11,894,000	1,134,000	1,452,000	14,480,000

854	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Laguna	9,177,000	1,587,000	4,495,000	15,259,000
PENRO Quezon	35,927,000	6,859,000	20,812,000	63,598,000
PENRO Rizal	7,928,000	2,466,000	9,410,000	19,804,000
Region IVB - MIMAROPA	141,517,000	30,920,000	84,423,000	256,860,000

Regional Office IVB - Proper	10,842,000	6,090,000	6,340,000	23,272,000
PENRO Marinduque	8,878,000	1,173,000	1,993,000	12,044,000
PENRO Occidental Mindoro	21,180,000	6,078,000	19,751,000	47,009,000
PENRO Oriental Mindoro	27,422,000	4,676,000	11,434,000	43,532,000
PENRO Palawan	63,200,000	11,525,000	41,073,000	115,798,000
PENRO Romblon	9,995,000	1,378,000	3,832,000	15,205,000
Region V - Bicol	65,771,000	48,121,000	203,512,000	317,404,000

Regional Office V - Proper	11,904,000	21,029,000	83,660,000	116,593,000
PENRO Albay	10,083,000	2,807,000	10,693,000	23,583,000
PENRO Camarines Norte	6,559,000	6,999,000	31,490,000	45,048,000
PENRO Camarines Sur	15,384,000	10,426,000	57,155,000	82,965,000
PENRO Catanduanes	4,738,000	1,673,000	2,197,000	8,608,000
PENRO Masbate	10,767,000	3,662,000	14,130,000	28,559,000
PENRO Sorsogon	6,336,000	1,525,000	4,187,000	12,048,000
Region VI - Western Visayas	122,163,000	50,301,000	160,934,000	333,398,000

Regional Office VI - Proper	23,222,000	6,370,000	5,092,000	34,684,000
PENRO Aklan	17,729,000	8,318,000	10,644,000	36,691,000
PENRO Antique	15,558,000	5,843,000	22,686,000	44,087,000
PENRO Capiz	9,988,000	9,151,000	42,405,000	61,544,000
PENRO Guimaras	8,813,000	846,000	160,000	9,819,000
PENRO Iloilo	24,898,000	7,625,000	26,752,000	59,275,000
PENRO Negros Occidental	21,955,000	12,148,000	53,195,000	87,298,000
Region VII - Central Visayas	76,892,000	30,939,000	82,655,000	190,486,000

Regional Office VII - Proper	5,351,000	5,611,000	4,410,000	15,372,000
PENRO Bohol	22,407,000	7,807,000	42,433,000	72,647,000
PENRO Cebu	22,825,000	6,088,000	18,005,000	46,918,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	855

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Negros Oriental	19,979,000	10,585,000	17,572,000	48,136,000
PENRO Siquijor	6,330,000	848,000	235,000	7,413,000
Region VIII - Eastern Visayas	116,090,000	73,351,000	348,398,000	537,839,000

Regional Office VIII - Proper	21,908,000	12,542,000	160,000	34,610,000
PENRO Biliran	6,629,000	1,539,000	2,633,000	10,801,000
PENRO Eastern Samar	15,741,000	17,358,000	112,072,000	145,171,000
PENRO Leyte	21,395,000	8,179,000	41,771,000	71,345,000
PENRO Northern Samar	15,664,000	14,396,000	82,112,000	112,172,000
PENRO Southern Leyte	16,649,000	4,058,000	19,840,000	40,547,000
PENRO Western Samar	18,104,000	15,279,000	89,810,000	123,193,000
Region IX - Zamboanga Peninsula	112,896,000	45,476,000	146,278,000	304,650,000

Regional Office IX - Proper	18,756,000	11,948,000	2,540,000	33,244,000
PENRO Zamboanga del Norte	35,077,000	15,447,000	71,889,000	122,413,000
PENRO Zamboanga del Sur	17,733,000	6,997,000	32,218,000	56,948,000
PENRO Zamboanga Sibugay	41,330,000	11,084,000	39,631,000	92,045,000
Region X - Northern Mindanao	91,145,000	38,590,000	145,803,000	275,538,000

Regional Office X - Proper	11,309,000	8,760,000	14,678,000	34,747,000
PENRO Bukidnon	32,233,000	19,197,000	97,455,000	148,885,000
PENRO Camiguin	6,062,000	847,000	160,000	7,069,000
PENRO Lanao del Norte	13,047,000	4,740,000	17,464,000	35,251,000
PENRO Misamis Occidental	9,900,000	1,449,000	2,858,000	14,207,000
PENRO Misamis Oriental	18,594,000	3,597,000	13,188,000	35,379,000
Region XI - Davao	100,115,000	37,077,000	131,808,000	269,000,000

Regional Office XI - Proper	9,978,000	6,052,000	160,000	16,190,000
PENRO Davao de Oro	18,067,000	5,446,000	19,756,000	43,269,000
PENRO Davao del Norte	17,288,000	4,711,000	15,344,000	37,343,000
PENRO Davao del Sur	23,063,000	7,514,000	38,407,000	68,984,000
PENRO Davao Occidental		4,812,000	22,047,000	26,859,000
PENRO Davao Oriental	31,719,000	8,542,000	36,094,000	76,355,000

856	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XII - SOCCSKSARGEN	59,924,000	41,148,000	141,468,000	242,540,000

Regional Office XII - Proper	11,396,000	13,056,000	8,082,000	32,534,000
PENRO North Cotabato	14,074,000	7,861,000	37,104,000	59,039,000
PENRO Saranggani	11,600,000	5,839,000	22,138,000	39,577,000
PENRO South Cotabato	10,166,000	8,844,000	53,436,000	72,446,000
PENRO Sultan Kudarat	12,688,000	5,548,000	20,708,000	38,944,000
Region XIII - CARAGA	146,121,000	91,384,000	391,567,000	629,072,000

Regional Office XIII - Proper	12,088,000	21,575,000	15,274,000	48,937,000
PENRO Agusan del Norte	32,288,000	17,617,000	108,968,000	158,873,000
PENRO Agusan del Sur	23,696,000	34,035,000	189,289,000	247,020,000
PENRO Dinagat Islands	12,637,000	2,917,000	15,513,000	31,067,000
PENRO Surigao del Norte	19,580,000	1,971,000	4,955,000	26,506,000
PENRO Surigao del Sur	45,832,000	13,269,000	57,568,000	116,669,000
Soil Conservation and Watershed Management including River Basin Management and Development		64,723,000	185,277,000	250,000,000

National Capital Region (NCR)		25,431,000	106,225,000	131,656,000

Central Office		21,231,000	106,225,000	127,456,000
Forest Management Bureau (FMB)		3,000,000		3,000,000
NCR - Proper		1,200,000		1,200,000
Region I - Ilocos		2,240,000		2,240,000

Regional Office I - Proper		1,900,000		1,900,000
PENRO Ilocos Sur		340,000		340,000
Cordillera Administrative Region (CAR)		2,970,000	3,809,000	6,779,000

Regional Office CAR - Proper		2,970,000	3,809,000	6,779,000
Region II - Cagayan Valley		3,783,000	18,320,000	22,103,000

Regional Office II - Proper		2,185,000		2,185,000
PENRO Cagayan		1,598,000	18,320,000	19,918,000
Region III - Central Luzon		3,113,000	9,303,000	12,416,000

Regional Office III - Proper		3,113,000	9,303,000	12,416,000
Region IVA - CALABARZON		2,358,000	3,670,000	6,028,000

Regional Office IVA - Proper		2,358,000	3,670,000	6,028,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	857
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA	2,906,000	14,650,000	17,556,000

Regional Office IVB - Proper	1,515,000	14,650,000	16,165,000
PENRO Marinduque	53,000		53,000
PENRO Occidental Mindoro	63,000		63,000
PENRO Oriental Mindoro	1,113,000		1,113,000
PENRO Palawan	99,000		99,000
PENRO Romblon	63,000		63,000
Region V - Bicol	3,326,000	14,650,000	17,976,000

Regional Office V - Proper	3,326,000	14,650,000	17,976,000
Region VI - Western Visayas	3,526,000	14,650,000	18,176,000

Regional Office VI - Proper	3,526,000	14,650,000	18,176,000
Region VII - Central Visayas	1,600,000		1,600,000

Regional Office VII - Proper	1,600,000		1,600,000
Region VIII - Eastern Visayas	1,930,000		1,930,000

Regional Office VIII - Proper	1,250,000		1,250,000
PENRO Leyte	680,000		680,000
Region IX - Zamboanga Peninsula	2,700,000		2,700,000

Regional Office IX - Proper	2,700,000		2,700,000
Region X - Northern Mindanao	2,000,000		2,000,000

Regional Office X - Proper	2,000,000		2,000,000
Region XI - Davao	2,700,000		2,700,000

Regional Office XI - Proper	2,000,000		2,000,000
PENRO Davao Oriental	700,000		700,000
Region XII - SOCCSKSARGEN	2,300,000		2,300,000

Regional Office XII - Proper	1,620,000		1,620,000
PENRO Saranggani	340,000		340,000
PENRO Sultan Kudarat	340,000		340,000
Region XIII - CARAGA	1,840,000		1,840,000

Regional Office XIII - Proper	1,130,000		1,130,000
PENRO Agusan del Norte	68,000		68,000
PENRO Agusan del Sur	455,000		455,000

858	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PENRO Dinagat Islands	39,000		39,000
PENRO Surigao del Norte	62,000		62,000
PENRO Surigao del Sur	86,000		86,000
Project(s)
Foreign-Assisted Projects	277,132,000	432,812,000	709,944,000

Integrated Natural Resources and Environmental Management Project (INREMP)	60,000,000		60,000,000

Loan Proceeds	60,000,000		60,000,000

National Capital Region (NCR)	60,000,000		60,000,000

Central Office	60,000,000		60,000,000
Forestland Management Project	217,132,000	432,812,000	649,944,000

Loan Proceeds	50,764,000	406,392,000	457,156,000

National Capital Region (NCR)	50,764,000	406,392,000	457,156,000

Central Office	50,764,000	406,392,000	457,156,000

GOP Counterpart	166,368,000	26,420,000	192,788,000

National Capital Region (NCR)	166,368,000	26,420,000	192,788,000

Central Office	166,368,000	26,420,000	192,788,000
Adaptive Capacities of Human Communities and Natural Systems improved	74,755,000		74,755,000

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM	74,755,000		74,755,000

Natural Resources Assessment	74,755,000		74,755,000

National Capital Region (NCR)	10,515,000		10,515,000

Ecosystems Research and Development Bureau (ERDB)	5,305,000		5,305,000
Forest Management Bureau (FMB)	4,000,000		4,000,000
NCR - Proper	1,210,000		1,210,000
Region I - Ilocos	1,578,000		1,578,000

Regional Office I - Proper	88,000		88,000
PENRO Ilocos Sur	628,000		628,000
PENRO Pangasinan	862,000		862,000
Cordillera Administrative Region (CAR)	4,903,000		4,903,000

Regional Office CAR - Proper	495,000		495,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	859
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

PENRO Benguet	4,408,000	4,408,000
Region II - Cagayan Valley	2,590,000	2,590,000

Regional Office II - Proper	2,590,000	2,590,000
Region III - Central Luzon	2,718,000	2,718,000

Regional Office III - Proper	2,718,000	2,718,000
Region IVA - CALABARZON	4,780,000	4,780,000

Regional Office IVA - Proper	3,500,000	3,500,000
PENRO Batangas	500,000	500,000
PENRO Laguna	780,000	780,000
Region IVB - MIMAROPA	4,035,000	4,035,000

Regional Office IVB - Proper	291,000	291,000
PENRO Occidental Mindoro	1,152,000	1,152,000
PENRO Oriental Mindoro	986,000	986,000
PENRO Palawan	1,606,000	1,606,000
Region V - Bicol	7,470,000	7,470,000

Regional Office V - Proper	436,000	436,000
PENRO Albay	1,383,000	1,383,000
PENRO Camarines Norte	1,388,000	1,388,000
PENRO Camarines Sur	741,000	741,000
PENRO Catanduanes	1,393,000	1,393,000
PENRO Masbate	1,394,000	1,394,000
PENRO Sorsogon	735,000	735,000
Region VI - Western Visayas	7,020,000	7,020,000

Regional Office VI - Proper	340,000	340,000
PENRO Aklan	880,000	880,000
PENRO Antique	1,000,000	1,000,000
PENRO Capiz	2,100,000	2,100,000
PENRO Negros Occidental	2,700,000	2,700,000
Region VII - Central Visayas	1,500,000	1,500,000

Regional Office VII - Proper	1,500,000	1,500,000
Region VIII - Eastern Visayas	3,445,000	3,445,000

860	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Regional Office VIII - Proper				339,000				339,000
PENRO Biliran				920,000				920,000
PENRO Leyte				2,186,000				2,186,000
Region IX - Zamboanga Peninsula				4,989,000				4,989,000

Regional Office IX - Proper				4,029,000				4,029,000
PENRO Zamboanga Sibugay				960,000				960,000
Region X - Northern Mindanao				2,840,000				2,840,000

PENRO Misamis Occidental				2,520,000				2,520,000
PENRO Misamis Oriental				320,000				320,000
Region XI - Davao				6,920,000				6,920,000

Regional Office XI - Proper				4,060,000				4,060,000
PENRO Davao del Sur				960,000				960,000
PENRO Davao Oriental				1,900,000				1,900,000
Region XII - SOCCSKSARGEN				4,802,000				4,802,000

Regional Office XII - Proper				1,162,000				1,162,000
PENRO North Cotabato				960,000				960,000
PENRO Saranggani				1,900,000				1,900,000
PENRO Sultan Kudarat				780,000				780,000
Region XIII - CARAGA				4,650,000				4,650,000

Regional Office XIII - Proper				790,000				790,000
PENRO Agusan del Sur				1,900,000				1,900,000
PENRO Surigao del Sur				1,960,000				1,960,000

Sub-total, Operations		4,249,377,000		4,436,062,000		4,069,959,000		12,755,398,000

TOTAL NEW APPROPRIATIONS	₱	7,158,306,000	₱	6,440,956,000	₱	4,368,684,000	₱	17,967,946,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

DECEMBER 28, 2020	OFFICIAL GAZETTE	861

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Civilian Personnel
Permanent Positions
Basic Salary	5,177,030

Total Permanent Positions	5,177,030

Other Compensation Common to All
Personnel Economic Relief Allowance	377,184
Representation Allowance	39,174
Transportation Allowance	32,346
Clothing and Uniform Allowance	94,296
Mid-Year Bonus - Civilian	431,412
Year End Bonus	431,412
Cash Gift	78,580
Productivity Enhancement Incentive	78,580
Step Increment	12,951

Total Other Compensation Common to All	1,575,935

Other Compensation for Specific Groups
Allowance of Attorney’s de Officio	41,130

Total Other Compensation for Specific Groups	41,130

Other Benefits
PAG-IBIG Contributions	18,846
PhilHealth Contributions	61,896
Employees Compensation Insurance Premiums	18,846
Loyalty Award - Civilian	6,410
Terminal Leave	161,357

Total Other Benefits	267,355

Non-Permanent Positions	96,856

Total Personnel Services	7,158,306

Maintenance and Other Operating Expenses
Travelling Expenses	982,227
Training and Scholarship Expenses	429,020
Supplies and Materials Expenses	856,351
Utility Expenses	304,472
Communication Expenses	217,363
Awards/Rewards and Prizes	2,566
Survey, Research, Exploration and Development Expenses	41,201
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	13,950
Extraordinary and Miscellaneous Expenses	8,513
Professional Services	1,577,919
General Services	594,835

862	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Repairs and Maintenance	416,314
Financial Assistance/Subsidy	30,200
Taxes, Insurance Premiums and Other Fees	60,040
Labor and Wages	97,189
Other Maintenance and Operating Expenses
Advertising Expenses	20,911
Printing and Publication Expenses	58,002
Representation Expenses	171,908
Transportation and Delivery Expenses	9,981
Rent/Lease Expenses	76,997
Membership Dues and Contributions to Organizations	2,189
Subscription Expenses	58,410
Donations	34
Other Maintenance and Operating Expenses	410,364

Total Maintenance and Other Operating Expenses	6,440,956

Total Current Operating Expenditures	13,599,262

Capital Outlays
Property, Plant and Equipment Outlay
Land Improvements Outlay	2,392,059
Infrastructure Outlay	869,403
Buildings and Other Structures	428,175
Machinery and Equipment Outlay	550,657
Transportation Equipment Outlay	125,390
Furniture, Fixtures and Books Outlay	3,000

Total Capital Outlays	4,368,684

TOTAL NEW APPROPRIATIONS	17,967,946

B. ENVIRONMENTAL MANAGEMENT BUREAU

For general administration and support, support to operations and operations, as indicated hereunder	₱2,672,231,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	188,769,000	₱	101,725,000	₱		₱	290,494,000
Support to Operations		70,738,000		245,802,000		80,373,000		396,913,000
Operations		643,111,000		889,253,000		452,460,000		1,984,824,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	863

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM		228,505,000		131,652,000		47,782,000		407,939,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM		414,606,000		757,601,000		404,678,000		1,576,885,000

TOTAL NEW APPROPRIATIONS	₱	902,618,000	₱	1,236,780,000	₱	532,833,000	₱	2,672,231,000

Special Provision(s)

1.    Air Quality Management Fund. In addition to the amounts appropriated herein, Thirty Five Million Pesos (₱35,000,000) shall be used to finance air quality rehabilitation, research, enforcement, monitoring, and technical assistance activities sourced from the fines imposed and damages awarded to the Republic of the Philippines by the Pollution Adjudication Board, proceeds of licenses and permits issued, emission fees, donations, endowments and contributions, constituted into the Air Quality Management Fund in accordance with Section 14 of R.A. No. 8749.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.0. No. 292, s. 1987.

2.    Reduction of Short-Lived Climate Pollutants. The Environmental Management Bureau (EMB), in coordination with the Climate Change Commission, National Solid Waste Management Commission, Department of Health, and Department of Transportation, shall develop a National Action Plan for the reduction of short-lived climate pollutants in accordance with R.A. No. 8749 or the ’Philippine Clean Air Act of 1999’ and R.A. No. 9003 or the “Ecological Solid Waste Management Act of 2000.’

3.    Reporting and Posting Requirements. The EMB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    EMB’s website.

The EMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operation Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	159,841,000	₱	101,725,000		₱	261,566,000

National Capital Region (NCR)		36,971,000		56,102,000			93,073,000

Central Office		21,913,000		50,618,000			72,531,000
Regional Office - NCR		15,058,000		5,484,000			20,542,000

864	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region I - Ilocos	8,462,000	2,606,000	11,068,000

Regional Office - I	8,462,000	2,606,000	11,068,000
Cordillera Administrative Region (CAR)	9,409,000	2,253,000	11,662,000

Regional Office - CAR	9,409,000	2,253,000	11,662,000
Region II - Cagayan Valley	5,854,000	2,290,000	8,144,000

Regional Office - II	5,854,000	2,290,000	8,144,000
Region III - Central Luzon	7,630,000	3,203,000	10,833,000

Regional Office - III	7,630,000	3,203,000	10,833,000
Region IVA - CALABARZON	9,809,000	3,266,000	13,075,000

Regional Office - IVA	9,809,000	3,266,000	13,075,000
Region IVB - MIMAROPA	9,220,000	2,339,000	11,559,000

Regional Office - IVB	9,220,000	2,339,000	11,559,000
Region V - Bicol	3,979,000	5,207,000	9,186,000

Regional Office - V	3,979,000	5,207,000	9,186,000
Region VI - Western Visayas	8,134,000	2,463,000	10,597,000

Regional Office - VI	8,134,000	2,463,000	10,597,000
Region VII - Central Visayas	7,372,000	4,177,000	11,549,000

Regional Office - VII	7,372,000	4,177,000	11,549,000
Region VIII - Eastern Visayas	8,062,000	2,251,000	10,313,000

Regional Office - VIII	8,062,000	2,251,000	10,313,000
Region IX - Zamboanga Peninsula	7,733,000	3,672,000	11,405,000

Regional Office - IX	7,733,000	3,672,000	11,405,000
Region X - Northern Mindanao	10,825,000	2,352,000	13,177,000

Regional Office - X	10,825,000	2,352,000	13,177,000
Region XI - Davao	7,175,000	2,481,000	9,656,000

Regional Office - XI	7,175,000	2,481,000	9,656,000
Region XII - SOCCSKSARGEN	10,530,000	3,938,000	14,468,000

Regional Office - XII	10,530,000	3,938,000	14,468,000
Region XIII - CARAGA	8,676,000	3,125,000	11,801,000

Regional Office - XIII	8,676,000	3,125,000	11,801,000
Human Resource Development	19,330,000		19,330,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	865

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

National Capital Region (NCR)	1,857,000	1,857,000

Central Office	1,050,000	1,050,000
Regional Office - NCR	807,000	807,000
Region I - Ilocos	841,000	841,000

Regional Office - I	841,000	841,000
Cordillera Administrative Region (CAR)	1,136,000	1,136,000

Regional Office - CAR	1,136,000	1,136,000
Region II - Cagayan Valley	1,509,000	1,509,000

Regional Office - II	1,509,000	1,509,000
Region III - Central Luzon	662,000	662,000

Regional Office - III	662,000	662,000
Region IVA - CALABARZON	981,000	981,000

Regional Office - IVA	981,000	981,000
Region IVB - MIMAROPA	1,502,000	1,502,000

Regional Office - IVB	1,502,000	1,502,000
Region V - Bicol	1,504,000	1,504,000

Regional Office - V	1,504,000	1,504,000
Region VI - Western Visayas	1,820,000	1,820,000

Regional Office - VI	1,820,000	1,820,000
Region VII - Central Visayas	1,819,000	1,819,000

Regional Office - VII	1,819,000	1,819,000
Region VIII - Eastern Visayas	1,491,000	1,491,000

Regional Office - VIII	1,491,000	1,491,000
Region IX - Zamboanga Peninsula	841,000	841,000

Regional Office - IX	841,000	841,000
Region X - Northern Mindanao	821,000	821,000

Regional Office - X	821,000	821,000
Region XI - Davao	1,502,000	1,502,000

Regional Office - XI	1,502,000	1,502,000
Region XII - SOCCSKSARGEN	524,000	524,000

Regional Office - XII	524,000	524,000

866	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XIII - CARAGA	520,000			520,000

Regional Office - XIII	520,000			520,000
Administration of Personnel Benefits	9,598,000			9,598,000

National Capital Region (NCR)	1,525,000			1,525,000

Central Office	1,303,000			1,303,000
Regional Office - NCR	222,000			222,000
Region VIII - Eastern Visayas	1,956,000			1,956,000

Regional Office - VIII	1,956,000			1,956,000
Region IX - Zamboanga Peninsula	3,937,000			3,937,000

Regional Office - IX	3,937,000			3,937,000
Region X - Northern Mindanao	1,965,000			1,965,000

Regional Office - X	1,965,000			1,965,000
Region XI- Davao	215,000			215,000

Regional Office - XI	215,000			215,000

Sub-total, General Administration and Support	188,769,000	101,725,000		290,494,000

Support to Operations
Planning, Policy Formulation, Management Information System, and Support to Climate Change	33,147,000	232,497,000	80,373,000	346,017,000

National Capital Region (NCR)	10,434,000	97,983,000	13,894,000	122,311,000

Central Office	9,914,000	89,440,000	8,337,000	107,691,000
Regional Office - NCR	520,000	8,543,000	5,557,000	14,620,000
Region I - Ilocos	1,420,000	9,853,000	4,369,000	15,642,000

Regional Office - I	1,420,000	9,853,000	4,369,000	15,642,000
Cordillera Administrative Region (CAR)	1,430,000	8,594,000	4,735,000	14,759,000

Regional Office - CAR	1,430,000	8,594,000	4,735,000	14,759,000
Region II - Cagayan Valley	1,568,000	9,073,000	4,109,000	14,750,000

Regional Office - II	1,568,000	9,073,000	4,109,000	14,750,000
Region III - Central Luzon	1,563,000	10,024,000	4,539,000	16,126,000

Regional Office - III	1,563,000	10,024,000	4,539,000	16,126,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	867

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	2,082,000	8,075,000	4,329,000	14,486,000

Regional Office - IVA	2,082,000	8,075,000	4,329,000	14,486,000
Region IVB - MIMAROPA	1,179,000	8,523,000	4,790,000	14,492,000

Regional Office - IVB	1,179,000	8,523,000	4,790,000	14,492,000
Region V - Bicol	1,575,000	8,441,000	3,947,000	13,963,000

Regional Office - V	1,575,000	8,441,000	3,947,000	13,963,000
Region VI - Western Visayas	2,100,000	9,357,000	4,492,000	15,949,000

Regional Office - VI	2,100,000	9,357,000	4,492,000	15,949,000
Region VII - Central Visayas	1,187,000	8,603,000	4,242,000	14,032,000

Regional Office - VII	1,187,000	8,603,000	4,242,000	14,032,000
Region VIII - Eastern Visayas	2,237,000	8,847,000	4,214,000	15,298,000

Regional Office - VIII	2,237,000	8,847,000	4,214,000	15,298,000
Region IX - Zamboanga Peninsula	1,044,000	9,700,000	4,664,000	15,408,000

Regional Office - IX	1,044,000	9,700,000	4,664,000	15,408,000
Region X - Northern Mindanao	520,000	8,774,000	4,911,000	14,205,000

Regional Office - X	520,000	8,774,000	4,911,000	14,205,000
Region XI - Davao	2,082,000	8,633,000	4,079,000	14,794,000

Regional Office - XI	2,082,000	8,633,000	4,079,000	14,794,000
Region XII - SOCCSKSARGEN	1,547,000	8,976,000	4,349,000	14,872,000

Regional Office - XII	1,547,000	8,976,000	4,349,000	14,872,000
Region XIII - CARAGA	1,179,000	9,041,000	4,710,000	14,930,000

Regional Office - XIII	1,179,000	9,041,000	4,710,000	14,930,000
Legal Services and Provision of Secretariat Services to the Pollution Adjudication Board	37,591,000	13,305,000		50,896,000

National Capital Region (NCR)	9,453,000	9,083,000		18,536,000

Central Office	8,536,000	8,822,000		17,358,000
Regional Office - NCR	917,000	261,000		1,178,000
Region I - Ilocos	2,145,000	376,000		2,521,000

Regional Office - I	2,145,000	376,000		2,521,000

868	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cordillera Administrative Region (CAR)	964,000	267,000		1,231,000

Regional Office - CAR	964,000	267,000		1,231,000
Region II - Cagayan Valley	2,121,000	256,000		2,377,000

Regional Office - II	2,121,000	256,000		2,377,000
Region III - Central Luzon	2,085,000	241,000		2,326,000

Regional Office - III	2,085,000	241,000		2,326,000
Region IVA - CALABARZON	2,085,000	268,000		2,353,000

Regional Office - IVA	2,085,000	268,000		2,353,000
Region IVB - MIMAROPA	1,565,000	253,000		1,818,000

Regional Office - IVB	1,565,000	253,000		1,818,000
Region V - Bicol	2,111,000	383,000		2,494,000

Regional Office - V	2,111,000	383,000		2,494,000
Region VI - Western Visayas	2,097,000	271,000		2,368,000

Regional Office - VI	2,097,000	271,000		2,368,000
Region VII - Central Visayas	1,359,000	237,000		1,596,000

Regional Office - VII	1,359,000	237,000		1,596,000
Region VIII - Eastern Visayas	2,080,000	247,000		2,327,000

Regional Office - VIII	2,080,000	247,000		2,327,000
Region IX - Zamboanga Peninsula	1,565,000	251,000		1,816,000

Regional Office - IX	1,565,000	251,000		1,816,000
Region X - Northern Mindanao	2,746,000	313,000		3,059,000

Regional Office - X	2,746,000	313,000		3,059,000
Region XI - Davao	2,085,000	265,000		2,350,000

Regional Office - XI	2,085,000	265,000		2,350,000
Region XII - SOCCSKSARGEN	1,565,000	342,000		1,907,000

Regional Office - XII	1,565,000	342,000		1,907,000
Region XIII - CARAGA	1,565,000	252,000		1,817,000

Regional Office - XIII	1,565,000	252,000		1,817,000

Sub-total, Support to Operations	70,738,000	245,802,000	80,373,000	396,913,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	869

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Operations
Clean and Healthy Environment Sustained	643,111,000	889,253,000	452,460,000	1,984,824,000

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM	228,505,000	131,652,000	47,782,000	407,939,000

Environmental Pollution Research	34,084,000	72,187,000	47,782,000	154,053,000

National Capital Region (NCR)	11,412,000	47,240,000	27,342,000	85,994,000

Central Office	9,694,000	45,675,000	27,342,000	82,711,000
Regional Office - NCR	1,718,000	1,565,000		3,283,000
Region I - Ilocos	1,714,000	1,709,000	1,550,000	4,973,000

Regional Office - I	1,714,000	1,709,000	1,550,000	4,973,000
Cordillera Administrative Region (CAR)	1,186,000	1,486,000	6,090,000	8,762,000

Regional Office - CAR	1,186,000	1,486,000	6,090,000	8,762,000
Region II - Cagayan Valley	662,000	1,460,000		2,122,000

Regional Office - II	662,000	1,460,000		2,122,000
Region III - Central Luzon	1,701,000	1,223,000		2,924,000

Regional Office - III	1,701,000	1,223,000		2,924,000
Region IVA - CALABARZON	1,179,000	916,000		2,095,000

Regional Office - IVA	1,179,000	916,000		2,095,000
Region IVB - MIMAROPA	1,179,000	1,369,000		2,548,000

Regional Office - IVB	1,179,000	1,369,000		2,548,000
Region V - Bicol	1,192,000	2,720,000		3,912,000

Regional Office - V	1,192,000	2,720,000		3,912,000
Region VI - Western Visayas	1,192,000	1,596,000		2,788,000

Regional Office - VI	1,192,000	1,596,000		2,788,000
Region VII - Central Visayas	2,386,000	1,705,000	7,000,000	11,091,000

Regional Office - VII	2,386,000	1,705,000	7,000,000	11,091,000
Region VIII - Eastern Visayas	1,187,000	2,011,000		3,198,000

Regional Office - VIII	1,187,000	2,011,000		3,198,000
Region IX - Zamboanga Peninsula	1,179,000	2,014,000		3,193,000

Regional Office - IX	1,179,000	2,014,000		3,193,000

870	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao	2,378,000	1,775,000		4,153,000

Regional Office - X	2,378,000	1,775,000		4,153,000
Region XI - Davao	1,701,000	1,733,000	1,500,000	4,934,000

Regional Office - XI	1,701,000	1,733,000	1,500,000	4,934,000
Region XII - SOCCSKSARGEN	2,650,000	1,609,000	4,300,000	8,559,000

Regional Office - XII	2,650,000	1,609,000	4,300,000	8,559,000
Region XIII - CARAGA	1,186,000	1,621,000		2,807,000

Regional Office - XIII	1,186,000	1,621,000		2,807,000
Environmental Education and Partnership Building	32,745,000	21,369,000		54,114,000

National Capital Region (NCR)	14,031,000	15,420,000		29,451,000

Central Office	12,317,000	15,045,000		27,362,000
Regional Office - NCR	1,714,000	375,000		2,089,000
Region I - Ilocos	524,000	380,000		904,000

Regional Office - I	524,000	380,000		904,000
Cordillera Administrative Region (CAR)	1,281,000	351,000		1,632,000

Regional Office - CAR	1,281,000	351,000		1,632,000
Region II - Cagayan Valley	1,187,000	401,000		1,588,000

Regional Office - II	1,187,000	401,000		1,588,000
Region III - Central Luzon	2,076,000	351,000		2,427,000

Regional Office - III	2,076,000	351,000		2,427,000
Region IVA - CALABARZON	2,218,000	351,000		2,569,000

Regional Office - IVA	2,218,000	351,000		2,569,000
Region IVB - MIMAROPA	520,000	385,000		905,000

Regional Office - IVB	520,000	385,000		905,000
Region V - Bicol	1,186,000	350,000		1,536,000

Regional Office - V	1,186,000	350,000		1,536,000
Region VI - Western Visayas	1,712,000	444,000		2,156,000

Regional Office - VI	1,712,000	444,000		2,156,000
Region VII - Central Visayas	524,000	566,000		1,090,000

Regional Office - VII	524,000	566,000		1,090,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	871
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region VIII - Eastern Visayas	1,187,000	429,000	1,616,000

Regional Office - VIII	1,187,000	429,000	1,616,000
Region IX - Zamboanga Peninsula	1,179,000	358,000	1,537,000

Regional Office - IX	1,179,000	358,000	1,537,000
Region X - Northern Mindanao	1,037,000	402,000	1,439,000

Regional Office - X	1,037,000	402,000	1,439,000
Region XI - Davao	1,701,000	421,000	2,122,000

Regional Office - XI	1,701,000	421,000	2,122,000
Region XII - SOCCSKSARGEN	1,186,000	350,000	1,536,000

Regional Office - XII	1,186,000	350,000	1,536,000
Region XIII - CARAGA	1,196,000	410,000	1,606,000

Regional Office - XIII	1,196,000	410,000	1,606,000
Environmental Impact Assessments	161,676,000	38,096,000	199,772,000

National Capital Region (NCR)	17,460,000	17,304,000	34,764,000

Central Office	9,671,000	14,575,000	24,246,000
Regional Office - NCR	7,789,000	2,729,000	10,518,000
Region I - Ilocos	7,715,000	994,000	8,709,000

Regional Office - I	7,715,000	994,000	8,709,000
Cordillera Administrative Region (CAR)	7,405,000	1,359,000	8,764,000

Regional Office - CAR	7,405,000	1,359,000	8,764,000
Region II - Cagayan Valley	11,782,000	1,036,000	12,818,000

Regional Office - II	11,782,000	1,036,000	12,818,000
Region III - Central Luzon	14,741,000	2,192,000	16,933,000

Regional Office - III	14,741,000	2,192,000	16,933,000
Region IVA - CALABARZON	12,148,000	2,502,000	14,650,000

Regional Office - IVA	12,148,000	2,502,000	14,650,000
Region IVB - MIMAROPA	6,317,000	1,427,000	7,744,000

Regional Office - IVB	6,317,000	1,427,000	7,744,000
Region V - Bicol	10,031,000	968,000	10,999,000

Regional Office - V	10,031,000	968,000	10,999,000

872	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VI - Western Visayas	8,893,000	1,622,000		10,515,000

Regional Office - VI	8,893,000	1,622,000		10,515,000
Region VII - Central Visayas	9,386,000	1,756,000		11,142,000

Regional Office - VII	9,386,000	1,756,000		11,142,000
Region VIII - Eastern Visayas	7,907,000	843,000		8,750,000

Regional Office - VIII	7,907,000	843,000		8,750,000
Region IX - Zamboanga Peninsula	12,127,000	1,069,000		13,196,000

Regional Office - IX	12,127,000	1,069,000		13,196,000
Region X - Northern Mindanao	8,661,000	1,885,000		10,546,000

Regional Office - X	8,661,000	1,885,000		10,546,000
Region XI - Davao	12,403,000	1,400,000		13,803,000

Regional Office - XI	12,403,000	1,400,000		13,803,000
Region XII - SOCCSKSARGEN	8,204,000	729,000		8,933,000

Regional Office - XII	8,204,000	729,000		8,933,000
Region XIII - CARAGA	6,496,000	1,010,000		7,506,000

Regional Office - XIII	6,496,000	1,010,000		7,506,000
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM	414,606,000	757,601,000	404,678,000	1,576,885,000

Implementation of clean air regulations	181,586,000	143,010,000		324,596,000

National Capital Region (NCR)	24,397,000	84,447,000		108,844,000

Central Office	12,574,000	73,848,000		86,422,000
Regional Office - NCR	11,823,000	10,599,000		22,422,000
Region I - Ilocos	15,112,000	3,619,000		18,731,000

Regional Office - I	15,112,000	3,619,000		18,731,000
Cordillera Administrative Region (CAR)	8,097,000	3,569,000		11,666,000

Regional Office - CAR	8,097,000	3,569,000		11,666,000
Region II - Cagayan Valley	5,834,000	2,646,000		8,480,000

Regional Office - II	5,834,000	2,646,000		8,480,000
Region III - Central Luzon	16,662,000	4,967,000		21,629,000

Regional Office - III	16,662,000	4,967,000		21,629,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	873

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVA - CALABARZON	13,057,000	7,493,000		20,550,000

Regional Office - IVA	13,057,000	7,493,000		20,550,000
Region IVB - MIMAROPA	8,685,000	4,605,000		13,290,000

Regional Office - IVB	8,685,000	4,605,000		13,290,000
Region V - Bicol	12,277,000	3,779,000		16,056,000

Regional Office - V	12,277,000	3,779,000		16,056,000
Region VI - Western Visayas	14,067,000	3,913,000		17,980,000

Regional Office - VI	14,067,000	3,913,000		17,980,000
Region VII - Central Visayas	9,112,000	3,401,000		12,513,000

Regional Office - VII	9,112,000	3,401,000		12,513,000
Region VIII - Eastern Visayas	11,099,000	2,095,000		13,194,000

Regional Office - VIII	11,099,000	2,095,000		13,194,000
Region IX - Zamboanga Peninsula	2,400,000	4,054,000		6,454,000

Regional Office - IX	2,400,000	4,054,000		6,454,000
Region X - Northern Mindanao	14,380,000	3,436,000		17,816,000

Regional Office - X	14,380,000	3,436,000		17,816,000
Region XI - Davao	9,567,000	4,786,000		14,353,000

Regional Office - XI	9,567,000	4,786,000		14,353,000
Region XII - SOCCSKSARGEN	4,811,000	3,088,000		7,899,000

Regional Office - XII	4,811,000	3,088,000		7,899,000
Region XIII - CARAGA	12,029,000	3,112,000		15,141,000

Regional Office - XIII	12,029,000	3,112,000		15,141,000
Implementation of clean water regulations	112,529,000	315,499,000	84,678,000	512,706,000

National Capital Region (NCR)	17,920,000	76,793,000	14,000,000	108,713,000

Central Office	2,709,000	28,719,000	11,000,000	42,428,000
Regional Office - NCR	15,211,000	48,074,000	3,000,000	66,285,000
Region I - Ilocos	7,069,000	10,007,000		17,076,000

Regional Office - I	7,069,000	10,007,000		17,076,000
Cordillera Administrative Region (CAR)	8,279,000	7,846,000		16,125,000

Regional Office - CAR	8,279,000	7,846,000		16,125,000

874	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region II - Cagayan Valley	5,045,000	8,746,000		13,791,000

Regional Office - II	5,045,000	8,746,000		13,791,000
Region III - Central Luzon	5,865,000	49,941,000	10,600,000	66,406,000

Regional Office - III	5,865,000	49,941,000	10,600,000	66,406,000
Region IVA - CALABARZON	7,464,000	69,248,000	10,750,000	87,462,000

Regional Office - IVA	7,464,000	69,248,000	10,750,000	87,462,000
Region IVB - MIMAROPA	6,185,000	10,379,000		16,564,000

Regional Office - IVB	6,185,000	10,379,000		16,564,000
Region V - Bicol	6,665,000	6,720,000		13,385,000

Regional Office - V	6,665,000	6,720,000		13,385,000
Region VI - Western Visayas	7,578,000	16,863,000	49,328,000	73,769,000

Regional Office - VI	7,578,000	16,863,000	49,328,000	73,769,000
Region VII - Central Visayas	7,857,000	8,915,000		16,772,000

Regional Office - VII	7,857,000	8,915,000		16,772,000
Region VIII - Eastern Visayas	6,176,000	9,101,000		15,277,000

Regional Office - VIII	6,176,000	9,101,000		15,277,000
Region IX - Zamboanga Peninsula	2,752,000	8,553,000		11,305,000

Regional Office - IX	2,752,000	8,553,000		11,305,000
Region X - Northern Mindanao	3,560,000	8,990,000		12,550,000

Regional Office - X	3,560,000	8,990,000		12,550,000
Region XI - Davao	6,078,000	8,638,000		14,716,000

Regional Office - XI	6,078,000	8,638,000		14,716,000
Region XII - SOCCSKSARGEN	6,847,000	8,395,000		15,242,000

Regional Office - XII	6,847,000	8,395,000		15,242,000
Region XIII - CARAGA	7,189,000	6,364,000		13,553,000

Regional Office - XIII	7,189,000	6,364,000		13,553,000
Implementation of ecological solid waste management regulations	56,472,000	256,450,000	320,000,000	632,922,000

National Capital Region (NCR)	16,528,000	70,586,000		87,114,000

Central Office	9,764,000	59,511,000		69,275,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	875

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Regional Office - NCR	6,764,000	11,075,000		17,839,000
Region I - Ilocos	2,450,000	12,655,000	27,000,000	42,105,000

Regional Office - I	2,450,000	12,655,000	27,000,000	42,105,000
Cordillera Administrative Region (CAR)	5,772,000	11,223,000	7,000,000	23,995,000

Regional Office - CAR	5,772,000	11,223,000	7,000,000	23,995,000
Region II - Cagayan Valley	2,064,000	12,944,000	30,000,000	45,008,000

Regional Office - II	2,064,000	12,944,000	30,000,000	45,008,000
Region III - Central Luzon	2,428,000	14,534,000	10,000,000	26,962,000

Regional Office - III	2,428,000	14,534,000	10,000,000	26,962,000
Region IVA - CALABARZON	5,072,000	14,883,000	10,000,000	29,955,000

Regional Office - IVA	5,072,000	14,883,000	10,000,000	29,955,000
Region IVB - MIMAROPA	1,669,000	11,687,000	11,000,000	24,356,000

Regional Office - IVB	1,669,000	11,687,000	11,000,000	24,356,000
Region V - Bicol	1,929,000	13,683,000	45,000,000	60,612,000

Regional Office - V	1,929,000	13,683,000	45,000,000	60,612,000
Region VI - Western Visayas	1,797,000	13,497,000	40,000,000	55,294,000

Regional Office - VI	1,797,000	13,497,000	40,000,000	55,294,000
Region VII - Central Visayas	3,411,000	11,109,000	39,000,000	53,520,000

Regional Office - VII	3,411,000	11,109,000	39,000,000	53,520,000
Region VIII - Eastern Visayas	898,000	13,409,000	33,000,000	47,307,000

Regional Office - VIII	898,000	13,409,000	33,000,000	47,307,000
Region IX - Zamboanga Peninsula	3,580,000	10,569,000	25,000,000	39,149,000

Regional Office - IX	3,580,000	10,569,000	25,000,000	39,149,000
Region X - Northern Mindanao	1,542,000	11,335,000	24,000,000	36,877,000

Regional Office - X	1,542,000	11,335,000	24,000,000	36,877,000
Region XI - Davao	2,434,000	12,248,000	7,000,000	21,682,000

Regional Office - XI	2,434,000	12,248,000	7,000,000	21,682,000
Region XII - SOCCSKSARGEN	2,844,000	9,559,000	7,000,000	19,403,000

Regional Office - XII	2,844,000	9,559,000	7,000,000	19,403,000

876	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XIII - CARAGA	2,054,000	12,529,000	5,000,000	19,583,000

Regional Office - XIII	2,054,000	12,529,000	5,000,000	19,583,000
Implementation of toxic substances and hazardous waste management regulations	64,019,000	42,642,000		106,661,000

National Capital Region (NCR)	11,608,000	19,266,000		30,874,000

Central Office	6,322,000	13,815,000		20,137,000
Regional Office - NCR	5,286,000	5,451,000		10,737,000
Region I - Ilocos	1,925,000	1,818,000		3,743,000

Regional Office - I	1,925,000	1,818,000		3,743,000
Cordillera Administrative Region (CAR)	3,624,000	775,000		4,399,000

Regional Office - CAR	3,624,000	775,000		4,399,000
Region II - Cagayan Valley	3,991,000	1,023,000		5,014,000

Regional Office - II	3,991,000	1,023,000		5,014,000
Region III - Central Luzon	3,408,000	2,719,000		6,127,000

Regional Office - III	3,408,000	2,719,000		6,127,000
Region IVA - CALABARZON	5,736,000	3,171,000		8,907,000

Regional Office - IVA	5,736,000	3,171,000		8,907,000
Region IVB - MIMAROPA	1,910,000	781,000		2,691,000

Regional Office - IVB	1,910,000	781,000		2,691,000
Region V - Bicol	3,334,000	1,704,000		5,038,000

Regional Office - V	3,334,000	1,704,000		5,038,000
Region VI - Western Visayas	2,320,000	1,584,000		3,904,000

Regional Office - VI	2,320,000	1,584,000		3,904,000
Region VII - Central Visayas	6,614,000	2,207,000		8,821,000

Regional Office - VII	6,614,000	2,207,000		8,821,000
Region VIII - Eastern Visayas	4,735,000	1,147,000		5,882,000

Regional Office - VIII	4,735,000	1,147,000		5,882,000
Region IX - Zamboanga Peninsula	1,044,000	595,000		1,639,000

Regional Office - IX	1,044,000	595,000		1,639,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	877
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao		3,272,000		1,365,000				4,637,000

Regional Office - X		3,272,000		1,365,000				4,637,000
Region XI - Davao		2,434,000		1,719,000				4,153,000

Regional Office - XI		2,434,000		1,719,000				4,153,000
Region XII - SOCCSKSARGEN		3,356,000		1,553,000				4,909,000

Regional Office - XII		3,356,000		1,553,000				4,909,000
Region XIII - CARAGA		4,708,000		1,215,000				5,923,000

Regional Office - XIII		4,708,000		1,215,000				5,923,000

Sub-total, Operations		643,111,000		889,253,000		452,460,000		1,984,824,000

TOTAL NEW APPROPRIATIONS	₱	902,618,000	₱	1,236,780,000	₱	532,833,000	₱	2,672,231,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	697,545

Total Permanent Positions	697,545

Other Compensation Common to All
Personnel Economic Relief Allowance	34,056
Representation Allowance	4,482
Transportation Allowance	4,422
Clothing and Uniform Allowance	8,514
Mid-Year Bonus - Civilian	58,135
Year End Bonus	58,135
Cash Gift	7,095
Productivity Enhancement Incentive	7,095
Step Increment	1,731

Total Other Compensation Common to All	183,665

Other Compensation for Specific Groups
Allowance of Attorney’s de Officio	300

878	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Other Compensation for Specific Groups	300

Other Benefits
PAG-IBIG Contributions	1,703
PhilHealth Contributions	7,809
Employees Compensation Insurance Premiums	1,703
Loyalty Award - Civilian	295
Terminal Leave	9,598

Total Other Benefits	21,108

Total Personnel Services	902,618

Maintenance and Other Operating Expenses
Travelling Expenses	155,021
Training and Scholarship Expenses	113,159
Supplies and Materials Expenses	224,064
Utility Expenses	42,039
Communication Expenses	57,145
Awards/Rewards and Prizes	4,455
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,981
Professional Services	205,104
General Services	133,768
Repairs and Maintenance	93,386
Financial Assistance/Subsidy	7,980
Taxes, Insurance Premiums and Other Fees	11,390
Other Maintenance and Operating Expenses
Advertising Expenses	2,137
Printing and Publication Expenses	7,536
Representation Expenses	38,741
Transportation and Delivery Expenses	269
Rent/Lease Expenses	7,062
Membership Dues and Contributions to Organizations	472
Subscription Expenses	78,891
Other Maintenance and Operating Expenses	52,180

Total Maintenance and Other Operating Expenses	1,236,780

Total Current Operating Expenditures	2,139,398

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	47,000
Buildings and Other Structures	13,000
Machinery and Equipment Outlay	470,405
Transportation Equipment Outlay	2,328
Furniture, Fixtures and Books Outlay	100

Total Capital Outlays	532,833

TOTAL NEW APPROPRIATIONS	2,672,231

C. MINES AND GEOSCIENCES BUREAU

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,305,020,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	879

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	232,425,000	₱	68,838,000	₱	16,129,000	₱	317,392,000
Support to Operations		39,256,000		93,915,000		32,015,000		165,186,000
Operations		414,792,000		407,650,000				822,442,000

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		271,830,000		48,441,000				320,271,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM		30,927,000		87,254,000				118,181,000
GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM		112,035,000		271,995,000				383,990,000

TOTAL NEW APPROPRIATIONS	₱	686,473,000	₱	570,403,000	₱	48,144,000	₱	1,305,020,000

Special Provision(s)

1. Income from Royalties. In addition to the amounts appropriated herein, Forty Seven Million Three Hundred Sixty Two Thousand Pesos (₱47,362,000) and Forty Three Million Seven Hundred Sixteen Thousand Pesos (₱43,716,000) shall be used for the MODE and Capital Outlay requirements, respectively, of the Mines and Geosciences Bureau (MGB) sourced from ten percent (10%) of royalties derived from the development and utilization of mineral resources within reservations in accordance with Section 5 of R.A. No. 7942.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The MGB shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) MGB’s website.

The MGB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

880	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
General Administration and Support
General Management and Supervision	₱	231,905,000	₱	66,784,000	₱	16,129,000	₱	314,818,000

National Capital Region (NCR)		71,110,000		26,141,000		15,929,000		113,180,000

Central Office		71,110,000		26,141,000		15,929,000		113,180,000
Region I - Ilocos		10,361,000		2,493,000				12,854,000

Regional Office - I		10,361,000		2,493,000				12,854,000
Cordillera Administrative Region (CAR)		11,248,000		2,465,000				13,713,000

Regional Office - CAR		11,248,000		2,465,000				13,713,000
Region II - Cagayan Valley		11,818,000		3,012,000				14,830,000

Regional Office - II		11,818,000		3,012,000				14,830,000
Region III - Central Luzon		11,785,000		2,517,000		200,000		14,502,000

Regional Office - III		11,785,000		2,517,000		200,000		14,502,000
Region IVA - CALABARZON		7,350,000		2,928,000				10,278,000

Regional Office - IVA		7,350,000		2,928,000				10,278,000
Region IVB - MIMAROPA		11,762,000		2,401,000				14,163,000

Regional Office - IVB		11,762,000		2,401,000				14,163,000
Region V - Bicol		13,129,000		3,048,000				16,177,000

Regional Office - V		13,129,000		3,048,000				16,177,000
Region VI - Western Visayas		12,900,000		2,615,000				15,515,000

Regional Office - VI		12,900,000		2,615,000				15,515,000
Region VII - Central Visayas		11,731,000		2,100,000				13,831,000

Regional Office - VII		11,731,000		2,100,000				13,831,000
Region VIII - Eastern Visayas		7,522,000		2,646,000				10,168,000

Regional Office - VIII		7,522,000		2,646,000				10,168,000
Region IX - Zamboanga Peninsula		11,385,000		2,771,000				14,156,000

Regional Office - IX		11,385,000		2,771,000				14,156,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	881
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region X - Northern Mindanao	8,386,000	2,479,000		10,865,000

Regional Office - X	8,386,000	2,479,000		10,865,000
Region XI - Davao	7,312,000	2,641,000		9,953,000

Regional Office - XI	7,312,000	2,641,000		9,953,000
Region XII - SOCCSKSARGEN	12,914,000	3,525,000		16,439,000

Regional Office - XII	12,914,000	3,525,000		16,439,000
Region XIII - CARAGA	11,192,000	3,002,000		14,194,000

Regional Office - XIII	11,192,000	3,002,000		14,194,000
Human Resource Development	520,000	2,054,000		2,574,000

National Capital Region (NCR)	520,000	2,054,000		2,574,000

Central Office	520,000	2,054,000		2,574,000

Sub-total, General Administration and Support	232,425,000	68,838,000	16,129,000	317,392,000

Support to Operations
Planning and Policy Formulation	10,753,000	83,057,000	32,015,000	125,825,000

National Capital Region (NCR)	10,753,000	83,057,000	32,015,000	125,825,000

Central Office	10,753,000	83,057,000	32,015,000	125,825,000
Mineral Economics, Information and Communication Plan	7,100,000	5,478,000		12,578,000

National Capital Region (NCR)	7,100,000	5,478,000		12,578,000

Central Office	7,100,000	5,478,000		12,578,000
Research and Development	21,403,000	5,380,000		26,783,000

National Capital Region (NCR)	21,403,000	5,380,000		26,783,000

Central Office	21,403,000	5,380,000		26,783,000

Sub-total, Support to Operations	39,256,000	93,915,000	32,015,000	165,186,000

Operations
Natural Resources Sustainably Managed	302,757,000	135,695,000		438,452,000

882	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM	271,830,000	48,441,000	320,271,000

Mineral Regulation Services	271,830,000	48,441,000	320,271,000

National Capital Region (NCR)	47,533,000	12,434,000	59,967,000

Central Office	47,533,000	12,434,000	59,967,000
Region I - Ilocos	15,222,000	2,594,000	17,816,000

Regional Office - I	15,222,000	2,594,000	17,816,000
Cordillera Administrative Region (CAR)	18,413,000	1,094,000	19,507,000

Regional Office - CAR	18,413,000	1,094,000	19,507,000
Region II - Cagayan Valley	15,507,000	754,000	16,261,000

Regional Office - II	15,507,000	754,000	16,261,000
Region III - Central Luzon	16,315,000	1,343,000	17,658,000

Regional Office - III	16,315,000	1,343,000	17,658,000
Region IVA - CALABARZON	13,992,000	1,479,000	15,471,000

Regional Office - IVA	13,992,000	1,479,000	15,471,000
Region IVB - MIMAROPA	14,561,000	2,572,000	17,133,000

Regional Office - IVB	14,561,000	2,572,000	17,133,000
Region V - Bicol	13,892,000	1,973,000	15,865,000

Regional Office - V	13,892,000	1,973,000	15,865,000
Region VI - Western Visayas	13,918,000	707,000	14,625,000

Regional Office - VI	13,918,000	707,000	14,625,000
Region VII - Central Visayas	14,008,000	3,683,000	17,691,000

Regional Office - VII	14,008,000	3,683,000	17,691,000
Region VIII - Eastern Visayas	16,003,000	885,000	16,888,000

Regional Office - VIII	16,003,000	885,000	16,888,000
Region IX - Zamboanga Peninsula	14,738,000	844,000	15,582,000

Regional Office - IX	14,738,000	844,000	15,582,000
Region X - Northern Mindanao	15,590,000	3,157,000	18,747,000

Regional Office - X	15,590,000	3,157,000	18,747,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	883
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region XI - Davao	12,465,000	1,043,000	13,508,000

Regional Office - XI	12,465,000	1,043,000	13,508,000
Region XII - SOCCSKSARGEN	16,123,000	367,000	16,490,000

Regional Office - XII	16,123,000	367,000	16,490,000
Region XIII - CARAGA	13,550,000	13,512,000	27,062,000

Regional Office - XIII	13,550,000	13,512,000	27,062,000
MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM	30,927,000	87,254,000	118,181,000

Mineral Resources Development	30,927,000	87,254,000	118,181,000

National Capital Region (NCR)	30,927,000	37,984,000	68,911,000

Central Office	30,927,000	37,984,000	68,911,000
Region I - Ilocos		232,000	232,000

Regional Office - I		232,000	232,000
Cordillera Administrative Region (CAR)		2,266,000	2,266,000

Regional Office - CAR		2,266,000	2,266,000
Region II - Cagayan Valley		2,264,000	2,264,000

Regional Office - II		2,264,000	2,264,000
Region III - Central Luzon		189,000	189,000

Regional Office - III		189,000	189,000
Region IVA - CALABARZON		1,559,000	1,559,000

Regional Office - IVA		1,559,000	1,559,000
Region IVB - MIMAROPA		2,055,000	2,055,000

Regional Office - IVB		2,055,000	2,055,000
Region V - Bicol		1,882,000	1,882,000

Regional Office - V		1,882,000	1,882,000
Region VI - Western Visayas		1,710,000	1,710,000

Regional Office - VI		1,710,000	1,710,000
Region VII - Central Visayas		3,941,000	3,941,000

Regional Office - VII		3,941,000	3,941,000

884	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VIII - Eastern Visayas		2,403,000	2,403,000

Regional Office - VIII		2,403,000	2,403,000
Region IX - Zamboanga Peninsula		3,190,000	3,190,000

Regional Office - IX		3,190,000	3,190,000
Region X - Northern Mindanao		7,137,000	7,137,000

Regional Office - X		7,137,000	7,137,000
Region XI - Davao		8,744,000	8,744,000

Regional Office - XI		8,744,000	8,744,000
Region XII - SOCCSKSARGEN		6,602,000	6,602,000

Regional Office - XII		6,602,000	6,602,000
Region XIII - CARAGA		5,096,000	5,096,000

Regional Office - XIII		5,096,000	5,096,000
Adaptive Capacities of Human Communities and Natural Systems Improved	112,035,000	271,955,000	383,990,000

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM	112,035,000	271,955,000	383,990,000

Geological Assessment for Risk Reduction and Resiliency	112,035,000	271,955,000	383,990,000

National Capital Region (NCR)	8,016,000	91,416,000	99,432,000

Central Office	8,016,000	91,416,000	99,432,000
Region I - Ilocos	3,781,000	15,642,000	19,423,000

Regional Office - I	3,781,000	15,642,000	19,423,000
Cordillera Administrative Region (CAR)	8,687,000	13,652,000	22,339,000

Regional Office - CAR	8,687,000	13,652,000	22,339,000
Region II - Cagayan Valley	5,771,000	13,051,000	18,822,000

Regional Office - II	5,771,000	13,051,000	18,822,000
Region III - Central Luzon	7,824,000	14,824,000	22,648,000

Regional Office - III	7,824,000	14,824,000	22,648,000
Region IVA - CALABARZON	8,958,000	13,424,000	22,382,000

Regional Office - IVA	8,958,000	13,424,000	22,382,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	885
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Region IVB - MIMAROPA		5,832,000		13,533,000				19,365,000

Regional Office - IVB		5,832,000		13,533,000				19,365,000
Region V - Bicol		9,162,000		13,503,000				22,665,000

Regional Office - V		9,162,000		13,503,000				22,665,000
Region VI - Western Visayas		5,116,000		12,994,000				18,110,000

Regional Office - VI		5,116,000		12,994,000				18,110,000
Region VII - Central Visayas		7,272,000		12,059,000				19,331,000

Regional Office - VII		7,272,000		12,059,000				19,331,000
Region VIII - Eastern Visayas		4,845,000		10,236,000				15,081,000

Regional Office - VIII		4,845,000		10,236,000				15,081,000
Region IX - Zamboanga Peninsula		7,871,000		10,857,000				18,728,000

Regional Office - IX		7,871,000		10,857,000				18,728,000
Region X - Northern Mindanao		7,267,000		6,610,000				13,877,000

Regional Office - X		7,267,000		6,610,000				13,877,000
Region XI - Davao		5,228,000		6,855,000				12,083,000

Regional Office - XI		5,228,000		6,855,000				12,083,000
Region XII - SOCCSKSARGEN		6,398,000		11,457,000				17,855,000

Regional Office - XII		6,398,000		11,457,000				17,855,000
Region XIII - CARAGA		10,007,000		11,842,000				21,849,000

Regional Office - XIII		10,007,000		11,842,000				21,849,000

Sub-total, Operations		414,792,000		407,650,000				822,442,000

TOTAL NEW APPROPRIATIONS	₱	686,473,000	₱	570,403,000	₱	48,144,000	₱	1,305,020,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

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Permanent Positions
Basic Salary	503,497

Total Permanent Positions	503,497

Other Compensation Common to All
Personnel Economic Relief Allowance	23,640
Representation Allowance	3,714
Transportation Allowance	3,714
Clothing and Uniform Allowance	5,910
Mid-Year Bonus - Civilian	41,959
Year End Bonus	41,959
Cash Gift	4,925
Productivity Enhancement Incentive	4,925
Step Increment	1,258

Total Other Compensation Common to All	132,004

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	43,304

Total Other Compensation for Specific Groups	43,304

Other Benefits
PAG-IBIG Contributions	1,181
PhilHealth Contributions	5,306
Employees Compensation Insurance Premiums	1,181

Total Other Benefits	7,668

Total Personnel Services	686,473

Maintenance and Other Operating Expenses
Travelling Expenses	91,705
Training and Scholarship Expenses	37,855
Supplies and Materials Expenses	68,517
Utility Expenses	30,809
Communication Expenses	19,496
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,694
Professional Services	131,357
General Services	53,723
Repairs and Maintenance	40,039
Taxes, Insurance Premiums and Other Fees	7,724
Labor and Wages	7,290
Other Maintenance and Operating Expenses
Advertising Expenses	785
Printing and Publication Expenses	1,455
Representation Expenses	16,918
Transportation and Delivery Expenses	5,622

DECEMBER 28, 2020	OFFICIAL GAZETTE	887

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Rent/Lease Expenses	25,746
Membership Dues and Contributions to Organizations	287
Subscription Expenses	28,508
Other Maintenance and Operating Expenses	873

Total Maintenance and Other Operating Expenses	570,403

Total Current Operating Expenditures	1,256,876

Capital Outlays
Building and Other Structures	15,929
Machinery and Equipment Outlay	32,215

Total Capital Outlays	48,144

TOTAL NEW APPROPRIATIONS	1,305,020

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

For general administration and support, and operations, as indicated hereunder	₱	1,435,915,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	68,627,000	₱	105,495,000	₱		₱	174,122,000
Operations		404,912,000		766,984,000		89,897,000		1,261,793,000

MAPPING AND RESOURCE INFORMATION PROGRAM		404,912,000		766,984,000		89,897,000		1,261,793,000

TOTAL NEW APPROPRIATIONS	₱	473,539,000	₱	872,479,000	₱	89,897,000	₱	1,435,915,000

Special Provision(s)

1. Provision of Topographic Maps. The amount of Three Hundred Seventeen Million Five Hundred Fifty Three Thousand Pesos (₱317,553,000) appropriated herein shall be used for the production of topographic maps. The topographic maps and permutations thereof generated by NAMRIA shall be made readily available at no cost to national government agencies, for use in the performance of the latter’s respective mandates.

2. Rice Subsidy. The amount of One Million Eight Hundred Seventeen Thousand Four Hundred Pesos (₱l,817,400) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of NAMRIA.

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3. Reporting and Posting Requirements. The NAMRIA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NAMRIA’s website.

The NAMRIA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,132,000	₱	104,341,000	₱		₱	160,473,000
Human Resource Development				1,154,000				1,154,000
Administration of Personnel Benefits		12,495,000						12,495,000

Sub-total, General Administration and Support		68,627,000		105,495,000				174,122,000

Operations
Adaptive Capacities of Human Communities and Natural Systems Improved		404,912,000		766,984,000		89,897,000		1,261,793,000

MAPPING AND RESOURCE INFORMATION PROGRAM		404,912,000		766,984,000		89,897,000		1,261,793,000

Hydrographic and Oceanographic Surveys and Nautical Charting		234,025,000		147,680,000		40,481,000		422,186,000
Topographic Base Mapping and Geodetic Surveys		60,604,000		505,956,000		35,942,000		602,502,000
Resource Assessment and Mapping		59,099,000		26,628,000		2,472,000		88,199,000
Geospatial Information Management		51,184,000		86,720,000		11,002,000		148,906,000

Sub-total, Operations		404,912,000		766,984,000		89,897,000		1,261,793,000

TOTAL NEW APPROPRIATIONS	₱	473,539,000	₱	872,479,000	₱	89,897,000	₱	1,435,915,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	889

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	190,949

Total Permanent Positions	190,949

Other Compensation Common to All
Personnel Economic Relief Allowance	9,912
Representation Allowance	1,986
Transportation Allowance	1,986
Clothing and Uniform Allowance	2,478
Mid-Year Bonus - Civilian	15,913
Year End Bonus	15,913
Cash Gift	2,065
Productivity Enhancement Incentive	2,065
Step Increment	478

Total Other Compensation Common to all	52,796

Other Benefits
PAG-IBIG Contributions	496
PhilHealth Contributions	2,080
Employees Compensation Insurance Premiums	496
Loyalty Award - Civilian	495
Terminal Leave	8,901

Total Other Benefits	12,468

Military/Uniformed Personnel
Basic Pay
Base Pay	106,461

Total Basic Pay	106,461

Other Compensation Common to All
Personnel Economic Relief Allowance	5,592
Clothing/ Uniform Allowance	559
Subsistence Allowance	12,758
Laundry Allowance	84
Quarters Allowance	1,351
Longevity Pay	29,282
Mid-Year Bonus - Military/Uniformed Personnel (MUP)	8,872
Year-end Bonus	8,872

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Cash Gift	1,165
Productivity Enhancement Incentive	1,165

Total Other Compensation Common to All	69,700

Other Compensation for Specific Groups
Sea Duty Pay	15,767
Hazard Duty Pay	1,510
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	18,235

Total Other Compensation for Specific Groups	35,512

Other Benefits
Special Group Term Insurance	17
PAG-IBIG Contributions	281
PhilHealth Contributions	1,480
Employees Compensation Insurance Premiums	281
Terminal Leave	3,594

Total Other Benefits	5,653

Total Personnel Services	473,539

Maintenance and Other Operating Expenses
Travelling Expenses	51,532
Training and Scholarship Expenses	17,289
Supplies and Materials Expenses	99,611
Utility Expenses	16,133
Communication Expenses	14,028
Awards/Rewards and Prizes	223
Survey, Research, Exploration and Development Expenses	5,929
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	928
Professional Services	479,403
General Services	17,013
Repairs and Maintenance	77,879
Financial Assistance/Subsidy	1,817
Taxes, Insurance Premiums and Other Fees	2,783
Other Maintenance and Operating Expenses
Advertising Expenses	326
Representation Expenses	1,507
Rent/Lease Expenses	1,908
Subscription Expenses	84,170

Total Maintenance and Other Operating Expenses	872,479

Total Current Operating Expenditures	1,346,018

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	89,897

DECEMBER 28, 2020	OFFICIAL GAZETTE	891
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Total Capital Outlays	89,897

TOTAL NEW APPROPRIATIONS	1,435,915

E. NATIONAL WATER RESOURCES BOARD

For general administration and support, and operations, as indicated hereunder	₱	122,245,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,506,000	₱	13,601,000	₱	6,190,000	₱	35,297,000
Operations		50,199,000		36,749,000				86,948,000

WATER RESOURCES MANAGEMENT PROGRAM		13,576,000		3,989,000				17,565,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		33,438,000		21,300,000				54,738,000
WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,185,000		11,460,000				14,645,000

TOTAL NEW APPROPRIATIONS	₱	65,705,000	₱	50,350,000	₱	6,190,000	₱	122,245,000

Special Provision(s)

1. Reporting and Posting Requirement. The National Water Resources Board (NWRB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have migrated to the BTMS; and

(b) NWRB’s website.

The NWRB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures

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	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,362,000	₱	13,601,000	₱	6,190,000	₱	35,153,000
Administration of Personnel Benefits		144,000						144,000

Sub-total, General Administration and Support		15,506,000		13,601,000		6,190,000		35,297,000

Operations
Natural Resources Sustainably Managed		47,014,000		25,289,000				72,303,000

WATER RESOURCES MANAGEMENT PROGRAM		13,576,000		3,989,000				17,565,000

Water Resources Policies and Plans Formulation, Program Coordination, and Information and Communication		13,576,000		3,989,000				17,565,000
WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM		33,438,000		21,300,000				54,738,000

Processing, Adjudicating and Granting of Water Rights and Waterworks Franchises		20,107,000		13,167,000				33,274,000
Monitoring of Water Appropriation/Utilization and Enforcement of Laws and Orders		13,331,000		8,133,000				21,464,000
Adaptive Capacities of Human Communities and Natural Systems Improved		3,185,000		11,460,000				14,645,000

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM		3,185,000		11,460,000				14,645,000

Water Resources Supply and Demand Assessment		3,185,000		11,460,000				14,645,000

Sub-total, Operations		50,199,000		36,749,000				86,948,000

TOTAL NEW APPROPRIATIONS	₱	65,705,000	₱	50,350,000	₱	6,190,000	₱	122,245,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services

DECEMBER 28, 2020	OFFICIAL GAZETTE	893
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Civilian Personnel
Permanent Positions
Basic Salary	50,762

Total Permanent Positions	50,762

Other Compensation Common to All
Personnel Economic Relief Allowance	2,496
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	624
Honoraria	195
Mid-Year Bonus - Civilian	4,230
Year End Bonus	4,230
Cash Gift	520
Productivity Enhancement Incentive	520
Step Increment	127

Total Other Compensation Common to All	13,638

Other Benefits
PAG-IBIG Contributions	124
PhilHealth Contributions	535
Employees Compensation Insurance Premiums	124
Loyalty Award - Civilian	105
Terminal Leave	144

Total Other Benefits	1,032

Non-Permanent Positions	273

Total Personnel Services	65,705

Maintenance and Other Operating Expenses
Travelling Expenses	8,179
Training and Scholarship Expenses	3,662
Supplies and Materials Expenses	3,763
Utility Expenses	2,316
Communication Expenses	3,250
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	19,900
General Services	1,380
Repairs and Maintenance	1,932
Taxes, Insurance Premiums and Other Fees	585
Other Maintenance and Operating Expenses
Advertising Expenses	394
Printing and Publication Expenses	596
Representation Expenses	1,078
Transportation and Delivery Expenses	20

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Rent/Lease Expenses	980
Subscription Expenses	2,205

Total Maintenance and Other Operating Expenses	50,350

Total Current Operating Expenditures	116,055

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,190

Total Capital Outlays	6,190

TOTAL NEW APPROPRIATIONS	122,245

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

For general administration and support, and operations, as indicated hereunder	₱	91,977,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,288,000	₱	23,520,000	₱	5,238,000	₱	43,046,000
Operations		30,160,000		18,771,000				48,931,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		30,160,000		18,771,000				48,931,000

TOTAL NEW APPROPRIATIONS	₱	44,448,000	₱	42,291,000	₱	5,238,000	₱	91,977,000

Special Provision(s)

1. Wildlife Management Fund. In addition to the amounts appropriated herein, the amount of Sixteen Million Seven Hundred Sixty Nine Thousand Pesos (₱16,769,000) shall be used for the conservation and protection of wildlife resources, sourced from the fines, damages, fees, charges, donations, endowments, grants, or contributions collected or granted within the jurisdiction of the Palawan Council for Sustainable Development, constituted into the Wildlife Management Fund in accordance with Sections 4 and 29 of R.A. No. 9147.

DECEMBER 28, 2020	OFFICIAL GAZETTE	895

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The Palawan Council for Sustainable Development Staff (PCSDS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCSDS’ website.

The PCSDS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	13,868,000	₱	23,520,000	₱	5,238,000	₱	42,626,000
Administration of Personnel Benefits		420,000						420,000

Sub-total, General Administration and Support		14,288,000		23,520,000		5,238,000		43,046,000

Operations
Natural Resources Sustainably Managed		30,160,000		18,771,000				48,931,000

PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM		30,160,000		18,771,000				48,931,000

Advocacy, Communications and Education		3,432,000		1,879,000				5,311,000
ECAN Monitoring and Evaluation System		3,985,000		1,778,000				5,763,000
ECAN Zoning		2,123,000		3,803,000				5,926,000
Knowledge and Research Management		1,737,000		1,702,000				3,439,000
Resource Mobilization and Partnership Development		1,692,000		263,000				1,955,000
Operation of Strategic Environmental Plan Clearance System		12,871,000		3,994,000				16,865,000

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Wildlife and Cave Management		4,320,000		5,352,000				9,672,000

Sub-total, Operations		30,160,000		18,771,000				48,931,000

TOTAL NEW APPROPRIATIONS	₱	44,448,000	₱	42,291,000	₱	5,238,000	₱	91,977,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	33,972

Total Permanent Positions	33,972

Other Compensation Common to All
Personnel Economic Relief Allowance	1,608
Representation Allowance	564
Transportation Allowance	564
Clothing and Uniform Allowance	402
Mid-Year Bonus - Civilian	2,831
Year End Bonus	2,831
Cash Gift	335
Productivity Enhancement Incentive	335
Step Increment	84

Total Other Compensation Common to All	9,554

Other Benefits
PAG-IBIG Contributions	81
Phil Health Contributions	340
Employees Compensation Insurance Premiums	81
Terminal Leave	420
Total Other Benefits	922

Total Personnel Services	44,448

Maintenance and Other Operating Expenses
Travelling Expenses	5,064
Training and Scholarship Expenses	903
Supplies and Materials Expenses	8,249

DECEMBER 28, 2020	OFFICIAL GAZETTE	897

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Utility Expenses	1,285
Communication Expenses	1,981
Confidential, Intelligence and Miscellaneous Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	14,671
General Services	1,315
Repairs and Maintenance	2,602
Taxes, Insurance Premiums and Other Fees	270
Other Maintenance and Operating Expenses
Advertising Expenses	112
Printing and Publication Expenses	288
Representation Expenses	3,252
Transportation and Delivery Expenses	20
Rent/Lease Expenses	589
Subscription Expenses	135
Other Maintenance and Operating Expenses	1,419

Total Maintenance and Other Operating Expenses	42,291

Total Current Operating Expenditures	86,739

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	5,238

Total Capital Outlays	5,238

TOTAL NEW APPROPRIATIONS	91,977

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GENERAL SUMMARY

DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	7,158,306,000	₱	6,440,956,000	₱	4,368,684,000	₱	17,967,946,000
B. ENVIRONMENTAL MANAGEMENT BUREAU		902,618,000		1,236,780,000		532,833,000		2,672,231,000
C. MINES AND GEOSCIENCES BUREAU		686,473,000		570,403,000		48,144,000		1,305,020,000
D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY		473,539,000		872,479,000		89,897,000		1,435,915,000
E. NATIONAL WATER RESOURCES BOARD		65,705,000		50,350,000		6,190,000		122,245,000
F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF		44,448,000		42,291,000		5,238,000		91,977,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	₱	9,331,089,000	₱	9,213,259,000	₱	5,050,986,000	₱	23,595,334,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	899
DEPARTMENT OF FINANCE

XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	832,641,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	154,150,000	₱	185,924,000	₱		₱	340,074,000
Support to Operations		65,930,000		59,068,000		22,365,000		147,363,000
Operations		225,011,000		120,193,000				345,204,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		137,864,000		79,245,000				217,109,000
ASSET AND LIABILITY MANAGEMENT PROGRAM		87,147,000		40,948,000				128,095,000

TOTAL NEW APPROPRIATIONS	₱	445,091,000	₱	365,185,000	₱	22,365,000	₱	832,641,000

Special Provision(s)

1.    Municipal Development Fund. The Municipal Development Fund (MDF), administered by the Municipal Development Fund Office (MDFO), constituted from the proceeds of foreign loans, grants, and assistance shall be used for the loaning and relending operations to LGUs in accordance with P.D. No. 1914, COA-DOF-DBM J. C. No. 6-87 dated August 17, 1987 and E.O. No. 41, s. 1998.

Disbursements or expenditures by the MDFO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 s. 1987 and to appropriate criminal action under existing penal laws.

2.    Fees and other Receipts of the Securities and Exchange Commission. The amount collected by the Securities and Exchange Commission (SEC) from fees, fines, and other charges pursuant to R.A. No. 11232 and its rules and regulations, shall be deposited and maintained in a separate account to be used for its modernization and to augment its operational expenses such as, but not limited to, capital outlays, increase in compensation and benefits comparable with prevailing rates in the private sector, reasonable employee allowance, employee health care service and other insurance, employee career advancement and professionalization, legal assistance, seminars, and other professional fees in accordance with Section 175 of the said law.

ln addition, the SEC is authorized to retain and utilize the amount of One Hundred Million Pesos (P100,000,000) from its income from the registration of securities and other collection pursuant to R.A. No. 8799.

The use of income shall be subject to the guidelines to be issued jointly by the DBM and SEC.

Disbursements or expenditures by the SEC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The SEC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current fiscal year covering its retained income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statements for the immediately preceding year.

3.    Reporting and Posting Requirements. The DOF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    DOF’s website.

900	OFFICIAL GAZETTE	VOL. 116, NO. 52
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The DOF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	151,496,000	₱	185,924,000		₱	337,420,000
Administration of Personnel Benefits		2,654,000					2,654,000

Sub-total, General Administration and Support		154,150,000		185,924,000			340,074,000

Support to Operations
Legal Services		11,971,000		4,661,000			16,632,000
Management of Information Systems		29,084,000		49,467,000	22,365,000		100,916,000
Revenue Integrity Protection Service (RIPS) activities		24,875,000		4,940,000			29,815,000

Sub-total, Support to Operations		65,930,000		59,068,000	22,365,000		147,363,000

Operations
Fiscal sustainability attained		137,864,000		79,245,000			217,109,000

FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM		137,864,000		79,245,000			217,109,000

Financial and fiscal planning and programming, consolidation, analysis, generation of reports, project formulation on revenue statistics and policy research		19,045,000		8,900,000			27,945,000
Philippine Extractive Industries Transparency Initiative (PH-EITI)				13,346,000			13,346,000
Tax policy research and formulation (Direct Tax)		11,657,000		10,395,000			22,052,000
Tax policy research and formulation (Indirect Tax)		3,459,000		229,000			3,688,000
Preparation of inputs of financial and economic policies in various international fora		25,378,000		32,511,000			57,889,000
Oversight of tax law implementation and processing of tax exemption requests		47,978,000		8,990,000			56,968,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	901
DEPARTMENT OF FINANCE

Operation of One-Stop Shop Inter-Agency Tax Credit and Duty Draw-Back Center		30,347,000		4,874,000				35,221,000
Asset and debt effectively managed		87,147,000		40,948,000				128,095,000

ASSET AND LIABILITY MANAGEMENT PROGRAM		87,147,000		40,948,000				128,095,000

Privatization Group and Council Secretariat support		23,972,000		13,506,000				37,478,000
Negotiation of international financing transactions		17,490,000		17,771,000				35,261,000
Monitoring and evaluation of financial performance of the government corporate sector		19,754,000		7,457,000				27,211,000
Administration of funds for municipal development		25,931,000		2,214,000				28,145,000

Sub-total, Operations		225,011,000		120,193,000				345,204,000

TOTAL NEW APPROPRIATIONS	₱	445,091,000	₱	365,185,000	₱	22,365,000	₱	832,641,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	320,118

Total Permanent Positions	320,118

Other Compensation Common to All
Personnel Economic Relief Allowance	11,712
Representation Allowance	7,806
Transportation Allowance	7,674
Clothing and Uniform Allowance	2,928
Mid-Year Bonus - Civilian	26,675
Year End Bonus	26,675
Cash Gift	2,440
Productivity Enhancement Incentive	2,440
Step Increment	800

Total Other Compensation Common to All	89,150

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	309
Overseas Allowance	5,081

Total Other Compensation for Specific Groups	5,390

902	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	586
PhiLHealth Contributions	2,720
Employees Compensation Insurance Premiums	586
Loyalty Award - Civilian	225
Terminal Leave	2,654

Total Other Benefits	6,771

Non-Permanent Positions	23,662

Total Personnel Services	445,091

Maintenance and Other Operating Expenses
Travelling Expenses	25,094
Training and Scholarship Expenses	5,424
Supplies and Materials Expenses	31,166
Utility Expenses	37,000
Communication Expenses	16,856
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	1,000
Extraordinary and Miscellaneous Expenses	4,632
Professional Services	116,663
General Services	45,468
Repairs and Maintenance	28,234
Taxes, Insurance Premiums and Other Fees	8,192
Other Maintenance and Operating Expenses
Advertising Expenses	300
Printing and Publication Expenses	1,200
Representation Expenses	232
Rent/Lease Expenses	11,567
Membership Dues and Contributions to Organizations	20
Subscription Expenses	20,971
Other Maintenance and Operating Expenses	11,166

Total Maintenance and Other Operating Expenses	365,185

Total Current Operating Expenditures	810,276

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	22,365

Total Capital Outlays	22,365

TOTAL NEW APPROPRIATIONS	832,641

B. BUREAU OF CUSTOMS

For general administration and support, and operations, as indicated hereunder	₱2,579,578,000

New Appropriations, by Program

DECEMBER 28, 2020	OFFICIAL GAZETTE	903
DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	276,669,000	₱	234,587,000			₱	511,256,000
Operations		1,152,451,000		837,871,000		78,000,000		2,068,322,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM		845,432,000		630,265,000		78,000,000		1,553,697,000
CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM		307,019,000		207,606,000				514,625,000

TOTAL NEW APPROPRIATIONS	₱	1,429,120,000	₱	1,072,458,000	₱	78,000,000	₱	2,579,578,000

Special Provision(s)

1. Super Green Lane Fund. In addition to the amounts appropriated herein, Fifty Million Pesos (₱50,000,000) shall be used for the maintenance and improvement of the operations of the Super Green Lane Facility, including the Automated Customs Operation System and related computer systems sourced from service fees collected from importers utilizing the Facility.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Non-Intrusive Container Inspection System Project Fund. In addition to the amounts appropriated herein, Two Hundred ninety Seven Million Four Hundred Twenty Eight Thousand Pesos (₱297,428,000) shall be used for the maintenance, improvement, and upgrading of the Non-Intrusive Container Inspection System sourced from the mandatory container security fee imposed on every 40 and 20-footer container or twenty equivalent units under the System.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Tax Refund. The amount of Twenty Three Billion Seven Hundred Forty Six Million Pesos (₱23,746,000,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including Legal interest thereon treated as related expense; and

(b) Monetization of VAT Tax Credit Certificates (TCCs) as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BOC from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s revenue tax collections of the BOC. All tax refund payments shall be subject to the following: (i) adjustment of the report on BOC revenue tax collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the year to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

4. Informer’s Reward. Twenty percent (20%) of the actual proceeds from the sale of smuggled and confiscated goods or collected penalties established by law may be given as informer’s reward to persons instrumental in the actual collection of additional revenues in accordance with Section 1512 of R.A. No. 10863.

Said amount, sourced from the proceeds of sale of smuggled and confiscated goods or collected penalties, shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

5. Disposition of Forfeited Motor Transport Equipment and other Articles. Motor transport equipment and other articles forfeited or abandoned in favor of the government shall be sold at public auction by the BOC upon approval by the DOF. The proceeds of the sale shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292.

Any government agency participating in the said auction shall pay out of its programmed budget for the purpose, subject to the rules and regulations on the acquisition and use of government motor vehicles.

The Commissioner of Customs and the Bureau’s web administrator or his/her equivalent shall be responsible for ensuring that the list of forfeited or abandoned motor equipment and other articles that have been sold in auction are posted on the BOC website.

6. Reporting and Posting Requirements. The BOC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

904	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BOC’s website.

The BOC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervisior	₱	215,809,000	₱	234,587,000		₱	450,396,000

National Capital Region (NCR)		108,517,000		144,729,000			253,246,000

Central Office		76,131,000		108,886,000			185,017,000
Collection District II - A - Port of Manila		12,840,000		11,927,000			24,767,000
Collection District II - B - Manila International Container Port		8,154,000		10,065,000			18,219,000
Collection District III - Ninoy Aquino International Airport		11,392,000		13,851,000			25,243,000
Region I - Ilocos		10,166,000		3,439,000			13,605,000

Collection District I - Port of San Fernando		10,166,000		3,439,000			13,605,000
Region II - Cagayan Valley		1,429,000		1,964,000			3,393,000

Collection District XV - Port of Aparri		1,429,000		1,964,000			3,393,000
Region III - Central Luzon		35,441,000		12,171,000			47,612,000

Collection District XIII - Port of Subic		11,632,000		5,100,000			16,732,000
Collection District XIV - Port of Clark		20,443,000		4,617,000			25,060,000
Collection District XVI - Port of Limay		3,366,000		2,454,000			5,820,000
Region IVA - CALABARZON		5,160,000		5,556,000			10,716,000

Collection District IV - Port of Batangas		5,160,000		5,556,000			10,716,000
Region V - Bicol		5,499,000		4,441,000			9,940,000

Collection District V - Port of Legaspi		5,499,000		4,441,000			9,940,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	905
DEPARTMENT OF FINANCE

Region V1 - Western Visayas	6,124,000	10,101,000		16,225,000

Collection District VI - Port of Iloilo	6,124,000	10,101,000		16,225,000
Region VII - Central Visayas	12,303,000	7,430,000		19,733,000

Collection District VII - Port of Cebu	12,303,000	7,430,000		19,733,000
Region VIII - Eastern Visayas	6,360,000	3,630,000		9,990,000

Collection District VIII - Port of Tacloban	6,360,000	3,630,000		9,990,000
Region IX - Zamboanga Peninsula	5,819,000	8,275,000		14,094,000

Collection District XI - Port of Zamboanga	5,819,000	8,275,000		14,094,000
Region X - Northern Mindanao	6,113,000	7,131,000		13,244,000

Collection District X - Port of Cagayan de Oro	6,113,000	7,131,000		13,244,000
Region XI - Davao	6,975,000	21,314,000		28,289,000

Collection District XII - Port of Davao	6,975,000	21,314,000		28,289,000
Region XIII - CARAGA	5,903,000	4,406,000		10,309,000

Collection District IX - Port of Surigao	5,903,000	4,406,000		10,309,000
Administration of Personnel Benefits	60,860,000			60,860,000

National Capital Region (NCR)	60,860,000			60,860,000

Central Office	60,860,000			60,860,000

Sub-total, General Administration and Support	276,669,000	234,587,000		511,256,000

Operations
Revenue collection improved	845,432,000	630,265,000	78,000,000	1,553,697,000

CUSTOMS REVENUE ENHANCEMENT PROGRAM	845,432,000	630,265,000	78,000,000	1,553,697,000

Legal Services	106,318,000	89,548,000		195,866,000

National Capital Region (NCR)	102,021,000	88,137,000		190,158,000

Central Office	98,839,000	86,686,000		185,525,000
Collection District II - A - Port of Manila		555,000		555,000
Collection District II - B - Manila International Container Port		467,000		467,000
Collection District III - Ninoy Aquino International Airport	3,182,000	429,000		3,611,000
Region I - Ilocos		114,000		114,000

Collection District I - Port of San Fernando		114,000		114,000

906	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region III - Central Luzon	4,297,000	25,000		4,322,000

Collection District XIII - Port of Subic	4,297,000	25,000		4,322,000
Region IVA - CALABARZON		511,000		511,000

Collection District IV - Port of Batangas		511,000		511,000
Region VII - Central Visayas		255,000		255,000

Collection District VII - Port of Cebu		255,000		255,000
Region VIII - Eastern Visayas		209,000		209,000

Collection District VIII - Port of Tacloban		209,000		209,000
Region X - Northern Mindanao		173,000		173,000

Collection District X - Port of Cagayan de Oro		173,000		173,000
Region XI - Davao		49,000		49,000

Collection District XII - Port of Davao		49,000		49,000
Region XIII - CARAGA		75,000		75,000

Collection District IX - Port of Surigao		75,000		75,000
Information communication and technology support services	44,317,000	314,465,000	78,000,000	436,782,000

National Capital Region (NCR)	44,317,000	314,465,000	78,000,000	436,782,000

Central Office	44,317,000	314,465,000	78,000,000	436,782,000
Examination and appraisal of imports	587,526,000	106,495,000		694,021,000

National Capital Region (NCR)	458,371,000	67,482,000		525,853,000

Central Office	36,668,000	39,575,000		76,243,000
Collection District II - A - Port of Manila	154,141,000	15,218,000		169,359,000
Collection District II - B - Manila International Container Port	94,814,000	5,412,000		100,226,000
Collection District III - Ninoy Aquino International Airport	172,748,000	7,277,000		180,025,000
Region I - Ilocos	3,372,000	1,117,000		4,489,000

Collection District I - Port of San Fernando	3,372,000	1,117,000		4,489,000
Region II - Cagayan Valley	906,000	598,000		1,504,000

Collection District XV - Port of Aparri	906,000	598,000		1,504,000
Region III - Central Luzon	6,711,000	2,715,000		9,426,000

Collection District XIII - Port of Subic	3,380,000	731,000		4,111,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	907
DEPARTMENT OF FINANCE

Collection District XIV - Port of Clark		1,455,000	1,455,000
Collection District XVI - Port of Limay	3,331,000	529,000	3,860,000
Region IVA - CALABARZON	9,801,000	2,724,000	12,525,000

Collection District IV - Part of Batangas	9,801,000	2,724,000	12,525,000
Region V - Bicol	6,029,000	1,113,000	7,142,000

Collection District V - Port of Legaspi	6,029,000	1,113,000	7,142,000
Region VI - Western Visayas	10,194,000	1,034,000	11,228,000

Collection District VI - Port of Iloilo	10,194,000	1,034,000	11,228,000
Region VII - Central Visayas	27,570,000	7,778,000	35,348,000

Collection District VII - Port of Cebu	27,570,000	7,778,000	35,348,000
Region VIII - Eastern Visayas	7,636,000	325,000	7,961,000

Collection District VIII - Port of Tacloban	7,636,000	325,000	7,961,000
Region IX - Zamboanga Peninsula	10,228,000	1,274,000	11,502,000

Collection District XI - Port of Zamboanga	10,228,000	1,274,000	11,502,000
Region X - Northern Mindanao	14,656,000	11,751,000	26,407,000

Collection District X - Port of Cagayan de Oro	14,656,000	11,751,000	26,407,000
Region XI - Davao	23,139,000	7,139,000	30,278,000

Collection District XII - Port of Davao	23,139,000	7,139,000	30,278,000
Region XIII - CARAGA	8,913,000	1,445,000	10,358,000

Collection District IX - Port of Surigao	8,913,000	1,445,000	10,358,000
Coordination of the activities of the export control units of various ports	18,895,000	115,555,000	134,450,000

National Capital Region (NCR)	18,895,000	115,555,000	134,450,000

Central Office	18,895,000	115,555,000	134,450,000
Evaluation and classification of importation	11,482,000		11,482,000

National Capital Region (NCR)	11,482,000		11,482,000

Central Office	11,482,000		11,482,000
Warehousing Services	76,894,000	4,202,000	81,096,000

National Capital Region (NCR)	58,347,000	2,480,000	60,827,000

Collection District II - A - Port of Manila	40,428,000	968,000	41,396,000
Collection District II - B - Manila International Container Port	8,513,000	526,000	9,039,000

908	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Collection District III - Ninoy Aquino International Airport	9,406,000	986,000	10,392,000
Region I - Ilocos		72,000	72,000

Collection District I - Port of San Fernando		72,000	72,000
Region III - Central Luzon	1,620,000	184,000	1,804,000

Collection District XIII - Port of Subic	1,620,000	104,000	1,724,000
Collection District XIV - Port of Clark		80,000	80,000
Region IVA - CALABARZON	2,846,000	100,000	2,946,000

Collection District IV - Port of Batangas	2,846,000	100,000	2,946,000
Region V - Bicol	676,000	202,000	878,000

Collection District V - Port of Legaspi	676,000	202,000	878,000
Region VII - Central Visayas	5,001,000	338,000	5,339,000

Collection District VII - Port of Cebu	5,001,000	338,000	5,339,000
Region VIII - Eastern Visayas	269,000		269,000

Collection District VIII - Port of Tacloban	269,000		269,000
Region IX - Zamboanga Peninsula	1,064,000	231,000	1,295,000

Collection District XI - Port of Zamboanga	1,064,000	231,000	1,295,000
Region X - Northern Mindanao	2,679,000	150,000	2,829,000

Collection District X - Port of Cagayan de Oro	2,679,000	150,000	2,829,000
Region XI - Davao	4,122,000	361,000	4,483,000

Collection District XII - Port of Davao	4,122,000	361,000	4,483,000
Region XIII - CARAGA	270,000	84,000	354,000

Collection District IX - Port of Surigao	270,000	84,000	354,000
Secured trade facilitation by international standards achieved	307,019,000	207,606,000	514,625,000

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM	307,019,000	207,606,000	514,625,000

Surveillance and prevention of smuggling	307,019,000	207,606,000	514,625,000

National Capital Region (NCR)	245,620,000	199,890,000	445,510,000

Central Office	151,884,000	196,543,000	348,427,000
Collection District II - A - Port of Manila	59,364,000	1,155,000	60,519,000
Collection District II - B - Manila International Container Port	18,330,000	914,000	19,244,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	909
DEPARTMENT OF FINANCE

Collection District III - Ninoy Aquino International Airport		16,042,000		1,278,000				17,320,000
Region I - Ilocos		3,414,000		73,000				3,487,000

Collection District I - Port of San Fernando		3,414,000		73,000				3,487,000
Region II - Cagayan Valley		538,000						538,000

Collection District XV - Port of Aparri		538,000						538,000
Region III - Central Luzon		1,568,000		268,000				1,836,000

Collection District XIII - Port of Subic		266,000		119,000				385,000
Collection District XIV - Port of Clark				149,000				149,000
Collection District XVI - Port of Limay		1,302,000						1,302,000
Region IVA - CALABARZON		6,545,000		526,000				7,071,000

Collection District IV - Port of Batangas		6,545,000		526,000				7,071,000
Region V - Bicol		2,534,000		522,000				3,056,000

Collection District V - Port of Legaspi		2,534,000		522,000				3,056,000
Region VI - Western Visayas		5,514,000		819,000				6,333,000

Collection District VI - Port of Iloilo		5,514,000		819,000				6,333,000
Region VII - Central Visayas		11,133,000		954,000				12,087,000

Collection District VII - Port of Cebu		11,133,000		954,000				12,087,000
Region VIII - Eastern Visayas		2,711,000						2,711,000

Collection District VIII - Port of Tacloban		2,711,000						2,711,000
Region IX - Zamboanga Peninsula		2,927,000		63,000				2,990,000

Collection District XI - Port of Zamboanga		2,927,000		63,000				2,990,000
Region X - Northern Mindanao		12,870,000		1,033,000				13,903,000

Collection District X - Port of Cagayan de Oro		12,870,000		1,033,000				13,903,000
Region XI - Davao		7,691,000		3,308,000				10,999,000

Collection District XII - Port of Davao		7,691,000		3,308,000				10,999,000
Region XIII - CARAGA		3,954,000		150,000				4,104,000

Collection District IX - Port of Surigao		3,954,000		150,000				4,104,000

Sub-total, Operations		1,152,451,000		837,871,000		78,000,000		2,068,322,000

TOTAL NEW APPROPRIATIONS	₱	1,429,120,000	₱	1,072,458,000	₱	78,000,000	₱	2,579,578,000

910	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,030,427

Total Permanent Positions	1,030,427

Other Compensation Common to All
Personnel Economic Relief Allowance	69,408
Representation Allowance	6,558
Transportation Allowance	6,558
Clothing and Uniform Allowance	17,352
Mid-Year Bonus - Civilian	85,874
Year End Bonus	85,874
Cash Gift	14,460
Productivity Enhancement Incentive	14,460
Step Increment	2,574

Total Other Compensation Common to All	303,118

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	245
Quarters Allowance	8,251

Total Other Compensation for Specific Groups	8,496

Other Benefits
PAG-IBIG Contributions	3,471
PhilHealth Contributions	12,363
Employees Compensation Insurance Premiums	3,471
Loyalty Award - Civilian	1,515
Terminal Leave	60,860

Total Other Benefits	81,680

Non-Permanent Positions	5,399

Total Personnel Services	1,429,120

Maintenance and Other Operating Expenses
Travelling Expenses	37,203
Training and Scholarship Expenses	41,312
Supplies and Materials Expenses	203,485
Utility Expenses	101,815
Communication Expenses	71,353
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	69,500
Extraordinary and Miscellaneous Expenses	7,877

DECEMBER 28, 2020	OFFICIAL GAZETTE	911
DEPARTMENT OF FINANCE

Professional Services	33,446
General Services	91,542
Repairs and Maintenance	133,453
Taxes, Insurance Premiums and Other Fees	13,066
Other Maintenance and Operating Expenses
Advertising Expenses	1,033
Printing and Publication Expenses	2,532
Representation Expenses	1,718
Transportation and Delivery Expenses	2,840
Rent/Lease Expenses	43,086
Subscription Expenses	160,961
Other Maintenance and Operating Expenses	56,236

Total Maintenance and Other Operating Expenses	1,072,458

Total Current Operating Expenditures	2,501,578

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	78,000

Total Capital Outlays	78,000

TOTAL NEW APPROPRIATIONS	2,579,578

C. BUREAU OF INTERNAL REVENUE

For general administration and support, and operations, as indicated hereunder	₱	9,934,023,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,596,611,000	₱	516,648,000	₱	80,853,000	₱	89,963,000	₱	2,284,075,000
Operations		4,765,167,000		2,798,801,000				85,980,000		7,649,948,000

REVENUE ADMINISTRATION PROGRAM		4,765,167,000		2,798,801,000				85,980,000		7,649,948,000

TOTAL NEW APPROPRIATIONS	₱	6,361,778,000	₱	3,315,449,000	₱	80,853,000	₱	175,943,000	₱	9,934,023,000

Special Provision(s)

1. Tax Refund. The amount of Thirty Nine Billion One Hundred Seventy Four Million Eight Hundred Sixty Two Thousand Pesos (₱39,174,862,000) shall be used for the following:

(a) Refund of excess or erroneous collection of value-added tax (VAT) and other internal revenue taxes in accordance with Section 229 of R.A. No. 8424, as amended, including legal interest thereon treated as related expense;

(b) Cash conversion of valid and unexpired Tax Credit Certificates (TCCs) in accordance with Section 204 of R.A. No. 8424, as amended;

912	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

(c)    Refund of input taxes attributable to zero-rated or effectively zero-rated transactions under Section 112 of R.A. No. 8424, as amended; and

(d)    Monetization of VAT TCCs as part of the TCC Monetization Program.

The amount intended for the payment of VAT refunds shall be limited to five percent (5%) of the total VAT collections of the BIR from the immediately preceding year, while those for payment of other tax refunds shall be sourced from the current year’s revenue tax collections of the BIR. All tax refund payments shall be subject to the following: (i) adjustment of the report on BIR revenue tax collections equivalent to the tax refunds for current and prior years; and (ii) COA audit.

The amount herein shall be treated as trust receipts, subject to reversion of any unutilized amount at the end of the years to the unappropriated surplus of the General Fund in accordance with Section 31 of R.A. No. 10963 and Section 45, Chapter 5, Book VI of E.O. No. 292.

2.    Informer’s Reward. Ten percent (10%) of the revenues, surcharges or fees recovered or fines or penalties imposed for violations of R.A. No. 8424 or One Million Pesos (Pl,000,000) per case, whichever is lower, may be given as informer’s reward to persons instrumental in the discovery and seizure of such goods, except all public officials, whether incumbent or retired, who acquired the information in the course of performance of their duties during their incumbency and their relatives within the sixth degree of consanguinity in accordance with Section 282 (A) of R.A. No. 8424, as amended.

Said amount, sourced from the revenues, surcharges or fees recovered or fines or penalties imposed shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

3.    Reporting and Posting Requirements. The BIR shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BIR’s website.

The BIR shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,381,222,000	₱	482,450,000	₱	80,853,000	₱	89,963,000	₱	2,034,488,000

National Capital Region (NCR)		629,840,000		214,152,000		80,773,000		89,963,000		1,014,728,000

Central Office		262,984,000		72,747,000		80,743,000		89,963,000		506,437,000
Revenue Regional Office V - Caloocan City		52,965,000		8,277,000		5,000				61,247,000
Revenue Regional Office VI - Manila		49,907,000		23,637,000		5,000				73,549,000
Revenue Regional Office VII - A - Quezon City		97,895,000		59,008,000		5,000				156,908,000
Revenue Regional Office VII - B - East National Capital Region		23,713,000		198,000		5,000				23,916,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	913
DEPARTMENT OF FINANCE

Revenue Regional Office VIII - A - Makati City	93,525,000	50,087,000	5,000	143,617,000
Revenue Regional Office VIII - B - South National Capital Region	48,851,000	198,000	5,000	49,054,000
Region I - Ilocos	26,229,000	9,834,000	5,000	36,068,000

Revenue Regional Office I - Calasiao, Pangasinan	26,229,000	9,834,000	5,000	36,068,000
Cordillera Administrative Region (CAR)	23,664,000	6,335,000	5,000	30,004,000

Revenue Regional Office II - Cordillera Administrative Region	23,664,000	6,335,000	5,000	30,004,000
Region II - Cagayan Valley	28,438,000	20,355,000	5,000	48,798,000

Revenue Regional Office III - Tuguegarao, Cagayan	28,438,000	20,355,000	5,000	48,798,000
Region III - Central Luzon	39,026,000	40,623,000	5,000	79,654,000

Revenue Regional Office IV - San Fernando, Pampanga	39,026,000	40,623,000	5,000	79,654,000
Region IVA - CALABARZON	355,642,000	51,595,000	10,000	407,247,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	177,502,000	26,330,000	5,000	203,837,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	178,140,000	25,265,000	5,000	203,410,000
Region V - Bicol	24,651,000	4,396,000	5,000	29,052,000

Revenue Regional Office X - Legaspi City	24,651,000	4,396,000	5,000	29,052,000
Region VI - Western Visayas	46,927,000	33,107,000	10,000	80,044,000

Revenue Regional Office XI - Iloilo City	24,322,000	9,276,000	5,000	33,603,000
Revenue Regional Office XII - Bacolod City	22,605,000	23,831,000	5,000	46,441,000
Region VII - Central Visayas	31,478,000	27,678,000	5,000	59,161,000

Revenue Regional Office XIII - Cebu City	31,478,000	27,678,000	5,000	59,161,000
Region VIII - Eastern Visayas	28,253,000	5,014,000	5,000	33,272,000

Revenue Regional Office XIV - Tacloban City	28,253,000	5,014,000	5,000	33,272,000

914	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula	26,726,000	16,923,000	5,000		43,654,000

Revenue Regional Office XV - Zamboanga City	26,726,000	16,923,000	5,000		43,654,000
Region X - Northern Mindanao	32,902,000	6,014,000	5,000		38,921,000

Revenue Regional Office XVI - Cagayan de Oro City	32,902,000	6,014,000	5,000		38,921,000
Region XI - Davao	35,547,000	29,715,000	5,000		65,267,000

Revenue Regional Office XIX - Davao City	35,547,000	29,715,000	5,000		65,267,000
Region XII - SOCCSKSARGEN	28,054,000	8,644,000	5,000		36,703,000

Revenue Regional Office XVIII - Koronadal City	28,054,000	8,644,000	5,000		36,703,000
Region XIII - CARAGA	23,845,000	8,065,000	5,000		31,915,000

Revenue Regional Office XVII - Butuan City	23,845,000	8,065,000	5,000		31,915,000
Human Resource Development	56,889,000	11,111,000			68,000,000

National Capital Region (NCR)	56,889,000	11,111,000			68,000,000

Central Office	56,889,000	11,111,000			68,000,000
Investigation and prosecution of administrative cases filed against revenue personnel and the security program	9,266,000	23,087,000			32,353,000

National Capital Region (NCR)	9,266,000	23,087,000			32,353,000

Central Office	9,266,000	23,087,000			32,353,000
Administration of Personnel Benefits	149,234,000				149,234,000

National Capital Region (NCR)	149,234,000				149,234,000

Central Office	149,234,000				149,234,000

Sub-total, General Administration and Support	1,596,611,000	516,648,000	80,853,000	89,963,000	2,284,075,000

Operations
Improved Internal Revenue Collections	4,765,167,000	2,798,801,000		85,980,000	7,649,948,000

REVENUE ADMINISTRATION PROGRAM	4,765,167,000	2,798,801,000		85,980,000	7,649,948,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	915
DEPARTMENT OF FINANCE

Formulation, coordination, monitoring and evaluation of registration, collection and assessment services, including tax formulation of procedures and policies on tax fraud investigations and intelligence operations	155,722,000	29,883,000	185,605,000

National Capital Region (NCR)	155,722,000	29,883,000	185,605,000

Central Office	155,722,000	29,883,000	185,605,000
Issuance of tax rulings, decisions on appealed cases and assistance in the prosecution of civil and criminal cases	105,883,000	14,136,000	120,019,000

National Capital Region (NCR)	105,883,000	14,136,000	120,019,000

Central Office	105,883,000	14,136,000	120,019,000
Implementation of the tax information and education program	52,218,000	27,251,000	79,469,000

National Capital Region (NCR)	52,218,000	27,251,000	79,469,000

Central Office	52,218,000	27,251,000	79,469,000
Enforcement of Internal Revenue Laws	4,193,929,000	1,176,692,000	5,370,621,000

National Capital Region (NCR)	1,479,240,000	672,901,000	2,152,141,000

Central Office	352,485,000	304,029,000	656,514,000
Revenue Regional Office V - Caloocan City	235,974,000	62,161,000	298,135,000
Revenue Regional Office VI - Manila	250,984,000	46,386,000	297,370,000
Revenue Regional Office VII - A - Quezon City	293,181,000	73,136,000	366,317,000
Revenue Regional Office VII - 8 - East National Capital Region		68,807,000	68,807,000
Revenue Regional Office VIII - A - Makati City	346,616,000	41,346,000	387,962,000
Revenue Regional Office VIII - B - South National Capital Region		77,036,000	77,036,000
Region I - Ilocos	222,001,000	32,775,000	254,776,000

Revenue Regional Office I - Calasiao, Pangasinan	222,001,000	32,775,000	254,776,000
Cordillera Administrative Region (CAR)	176,190,000	17,015,000	193,205,000

Revenue Regional Office II - Cordillera Administrative Region	176,190,000	17,015,000	193,205,000

916	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region II - Cagayan Valley	150,877,000	9,759,000	160,636,000

Revenue Regional Office III - Tuguegarao, Cagayan	150,877,000	9,759,000	160,636,000
Region III - Central Luzon	284,295,000	60,948,000	345,243,000

Revenue Regional Office IV - San Fernando, Pampanga	284,295,000	60,948,000	345,243,000
Region IVA - CALABARZON	141,770,000	107,810,000	249,580,000

Revenue Regional Office IXA - Cavite, Batangas, Mindoro and Romblon (CaBaMiRo)	79,414,000	68,898,000	148,312,000
Revenue Regional Office IXB - Laguna, Quezon and Marinduque (LaQueMar)	62,356,000	38,912,000	101,268,000
Region V - Bicol	187,796,000	29,723,000	217,519,000

Revenue Regional Office X - Legaspi City	187,796,000	29,723,000	217,519,000
Region VI - Western Visayas	321,092,000	68,409,000	389,501,000

Revenue Regional Office XI - Iloilo City	180,692,000	46,885,000	227,577,000
Revenue Regional Office XII - Bacolod City	140,400,000	21,524,000	161,924,000
Region VII - Central Visayas	210,161,000	37,321,000	247,482,000

Revenue Regional Office XIII - Cebu City	210,161,000	37,321,000	247,482,000
Region VIII - Eastern Visayas	171,066,000	33,967,000	205,033,000

Revenue Regional Office XIV - Tacloban City	171,066,000	33,967,000	205,033,000
Region IX - Zamboanga Peninsula	168,700,000	9,615,000	178,315,000

Revenue Regional Office XV - Zamboanga City	168,700,000	9,615,000	178,315,000
Region X - Northern Mindanao	202,204,000	37,572,000	239,776,000

Revenue Regional Office XVI - Cagayan de Oro City	202,204,000	37,572,000	239,776,000
Region XI - Davao	176,835,000	18,826,000	195,661,000

Revenue Regional Office XIX - Davao City	176,835,000	18,826,000	195,661,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	917
DEPARTMENT OF FINANCE

Region XII - SOCCSKSARGEN		168,087,000		24,435,000						192,522,000

Revenue Regional Office XVIII - Koronadal City		168,087,000		24,435,000						192,522,000
Region XIII - CARAGA		133,615,000		15,616,000						149,231,000

Revenue Regional Office XVII - Butuan City		133,615,000		15,616,000						149,231,000
Revenue Information Systems Development and Infrastructure Support		215,606,000		1,547,538,000				85,980,000		1,849,124,000

National Capital Region (NCR)		215,606,000		1,547,538,000				85,980,000		1,849,124,000

Central Office		215,606,000		1,547,538,000				85,980,000		1,849,124,000
Planning and Policy Formulation		31,270,000		2,528,000						33,798,000

National Capital Region (NCR)		31,270,000		2,528,000						33,798,000

Central Office		31,270,000		2,528,000						33,798,000
Collation, analysis, monitoring, generation and development of internal revenue statistics		10,539,000		773,000						11,312,000

National Capital Region (NCR)		10,539,000		773,000						11,312,000

Central Office		10,539,000		773,000						11,312,000

Sub-total, Operations		4,765,167,000		2,798,801,000				85,980,000		7,649,948,000

TOTAL NEW APPROPRIATIONS	₱	6,361,778,000	₱	3,315,449,000	₱	80,853,000	₱	175,943,000	₱	9,934,023,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	4,767,732

Total Permanent Positions	4,767,732

Other Compensation Common to All
Personnel Economic Relief Allowance	298,776
Representation Allowance	20,844
Transportation Allowance	20,844
Clothing and Uniform Allowance	74,694
Mid-Year Bonus - Civilian	397,310
Year End Bonus	397,310
Cash Gift	62,245

918	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Productivity Enhancement Incentive	62,245
Step Increment	11,919

Total Other Compensation Common to All	1,346,187

Other Benefits
PAG-IBIG Contributions	14,941
PhilHealth Contributions	58,334
Employees Compensation Insurance Premiums	14,941
Loyalty Award - Civilian	10,409
Terminal Leave	149,234

Total Other Benefits	247,859

Total Personnel Services	6,361,778

Maintenance and Other Operating Expenses
Travelling Expenses	93,938
Training and Scholarship Expenses	17,323
Supplies and Materials Expenses	299,441
Utility Expenses	307,413
Communication Expenses	141,690
Awards/Rewards and Prizes	920
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	10,000
Extraordinary and Miscellaneous Expenses	4,832
Professional Services	85,206
General Services	616,766
Repairs and Maintenance	271,754
Taxes, Insurance Premiums and Other Fees	38,390
Other Maintenance and Operating Expenses
Advertising Expenses	23,733
Printing and Publication Expenses	10,275
Transportation and Delivery Expenses	7,362
Rent/Lease Expenses	987,925
Membership Dues and Contributions to Organizations	20
Subscription Expenses	387,745
Other Maintenance and Operating Expenses	10,716

Total Maintenance and Other Operating Expenses	3,315,449

Financial Expenses
Interest Expenses	80,573
Bank Charges	280

Total Financial Expenses	80,853

Total Current Operating Expenditures	9,758,080

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	89,963
Machinery and Equipment Outlay	85,980

Total Capital Outlays	175,943

TOTAL NEW APPROPRIATIONS	9,934,023

DECEMBER 28, 2020	OFFICIAL GAZETTE	919
DEPARTMENT OF FINANCE

D. BUREAU OF LOCAL GOVERNMENT FINANCE

For general administration and support, support to operations and operations, including foreign-assisted project(s), as indicated hereunder	₱	341,736,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	80,686,000	₱	27,886,000	₱		₱	108,572,000
Support to Operations		4,906,000		2,092,000				6,998,000
Operations		108,010,000		104,672,000		13,484,000		226,166,000

LOCAL FINANCE ADMINISTRATION PROGRAM		108,010,000		104,672,000		13,484,000		226,166,000

TOTAL NEW APPROPRIATIONS	₱	193,602,000	₱	134,650,000	₱	13,484,000	₱	341,736,000

Special Provision(s)

1. Assessment Loan Revolving Fund. The Assessment Loan Revolving Fund, constituted from the unallocated surplus of IRAs, shall be used for interest-free lending purposes to provinces, cities and municipalities, tax-mapping projects, periodic revisions of assessments, and other real property assessment programs in accordance with Section 94 of P.D. No. 464, as amended by P.D. No. 1002.

Disbursements or expenditures by the Bureau of Local Government Finance (BLGF) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.0. No. 292 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The BLGF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BLGF’s website.

The BLGF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

920	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

General management and supervision	₱	76,360,000	₱	27,886,000	₱	104,246,000

National Capital Region (NCR)		26,852,000		8,816,000		35,668,000

Central Office		26,852,000		8,816,000		35,668,000
Region I - Ilocos		5,015,000		1,682,000		6,697,000

Regional Office - I		5,015,000		1,682,000		6,697,000
Cordillera Administrative Region (CAR)		5,082,000		1,893,000		6,975,000

Regional Office - CAR		5,082,000		1,893,000		6,975,000
Region II - Cagayan Valley		2,059,000		1,120,000		3,179,000

Regional Office - II		2,059,000		1,120,000		3,179,000
Region III - Central Luzon		4,557,000		820,000		5,377,000

Regional Office - III		4,557,000		820,000		5,377,000
Region IVA - CALABARZON		2,586,000		1,233,000		3,819,000

Regional Office - IVA		2,586,000		1,233,000		3,819,000
Region IVB - MIMAROPA		1,330,000		1,130,000		2,460,000

Regional Office - IVB		1,330,000		1,130,000		2,460,000
Region V - Bicol		2,698,000		796,000		3,494,000

Regional Office - V		2,698,000		796,000		3,494,000
Region VI - Western Visayas		2,420,000		1,404,000		3,824,000

Regional Office - VI		2,420,000		1,404,000		3,824,000
Region VII - Central Visayas		2,484,000		2,102,000		4,586,000

Regional Office - VII		2,484,000		2,102,000		4,586,000
Region VIII - Eastern Visayas		5,214,000		1,361,000		6,575,000

Regional Office - VIII		5,214,000		1,361,000		6,575,000
Region IX - Zamboanga Peninsula		3,372,000		528,000		3,900,000

Regional Office - IX		3,372,000		528,000		3,900,000
Region X - Northern Mindanao		3,616,000		690,000		4,306,000

Regional Office - X		3,616,000		690,000		4,306,000
Region XI - Davao		4,201,000		1,617,000		5,818,000

Regional Office - XI		4,201,000		1,617,000		5,818,000
Region XII - SOCCSKSARGEN		3,188,000		1,352,000		4,540,000

Regional Office - XII		3,188,000		1,352,000		4,540,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	921
DEPARTMENT OF FINANCE

Region XIII - CARAGA	1,686,000	1,342,000		3,028,000

Regional Office - XIII	1,686,000	1,342,000		3,028,000
Administration of Personnel Benefits	4,326,000			4,326,000

National Capital Region (NCR)	4,326,000			4,326,000

Central Office	4,326,000			4,326,000

Sub-total, General Administration and Support	80,686,000	27,886,000		108,572,000

Support to Operations
Agency strategic planning, management information system and public information and legal services	4,906,000	2,092,000		6,998,000

National Capital Region (RCR)	4,906,000	2,092,000		6,998,000

Central Office	4,906,000	2,092,000		6,998,000

Sub-total, Support to Operations	4,906,000	2,092,000		6,998,000

Operations
Fiscal sustainability of LGUs strengthened	108,010,000	104,672,000	13,484,000	226,166,000

LOCAL FINANCE ADMINISTRATION PROGRAM	108,010,000	104,672,000	13,484,000	226,166,000

LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM	55,643,000	86,474,000	13,484,000	155,601,000

Development of LGU treasury and assessment operating policies, guidelines, systems and procedures including the promulgation of rulings/opinions for the proper implementation thereof	8,459,000	2,059,000		10,518,000

National Capital Region (NCR)	8,459,000	2,059,000		10,518,000

Central Office	8,459,000	2,059,000		10,518,000
Conduct of revenue and assessment performance evaluation and management, evaluation and monitoring of special projects on local government finance	43,102,000	16,202,000		59,304,000

National Capital Region (NCR)	7,331,000	5,522,000		12,853,000

Central Office	7,331,000	5,522,000		12,853,000
Region I - Ilocos	2,534,000	855,000		3,389,000

Regional Office - I	2,534,000	855,000		3,389,000
Cordillera Administrative Region (CAR)	1,527,000	663,000		2,190,000

Regional Office - CAR	1,527,000	663,000		2,190,000

922	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region II - Cagayan Valley	2,191,000	568,000	2,759,000

Regional Office - II	2,191,000	568,000	2,759,000
Region III - Central Luzon	1,910,000	928,000	2,838,000

Regional Office - III	1,910,000	928,000	2,838,000
Region IVA - CALABARZON	2,608,000	785,000	3,393,000

Regional Office - IVA	2,608,000	785,000	3,393,000
Region IVB - MINAROPA	1,390,000	955,000	2,345,000

Regional Office - IVB	1,390,000	955,000	2,345,000
Region V - Bicol	3,243,000	739,000	3,982,000

Regional Office - V	3,243,000	739,000	3,982,000
Region VI - Western Visayas	2,731,000	467,000	3,198,000

Regional Office - VI	2,731,000	467,000	3,198,000
Region VII - Central Visayas	3,139,000	502,000	3,641,000

Regional Office - VII	3,139,000	502,000	3,641,000
Region VIII - Eastern Visayas	2,752,000	825,000	3,577,000

Regional Office - VIII	2,752,000	825,000	3,577,000
Region IX - Zamboanga Peninsula	2,197,000	1,045,000	3,242,000

Regional Office - IX	2,197,000	1,045,000	3,242,000
Region X - Northern Mindanao	2,729,000	636,000	3,365,000

Regional Office - X	2,729,000	636,000	3,365,000
Region XI - Davao	3,104,000	415,000	3,519,000

Regional Office - XI	3,104,000	415,000	3,519,000
Region XII - SOCCSKSARGEN	1,425,000	741,000	2,166,000

Regional Office - XII	1,425,000	741,000	2,166,000
Region XIII - CARAGA	2,291,000	556,000	2,847,000

Regional Office - XIII	2,291,000	556,000	2,847,000
Issuance of certificate of LGU net debt service ceiling and net borrowing capacity	4,082,000	935,000	5,017,000

National Capital Region (NCR)	4,082,000	935,000	5,017,000

Central Office	4,082,000	935,000	5,017,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	923
DEPARTMENT OF FINANCE

Project(s)
Foreign-Assisted Project(s)		67,278,000	13,484,000	80,762,000

Local Governance Reform Project		67,278,000	13,484,000	80,762,000

GOP Counterpart		67,278,000	13,484,000	80,762,000

National Capital Region (NCR)		67,278,000	13,484,000	80,762,000

Central Office		67,278,000	13,484,000	80,762,000
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM	52,367,000	18,198,000		70,565,000

LGU training on policies, procedures and other competency requirements of local treasurers and assessors	52,367,000	18,198,000		70,565,000

National Capital Region (NCR)	3,787,000	9,828,000		13,615,000

Central Office	3,787,000	9,828,000		13,615,000
Region I - Ilocos	4,164,000	492,000		4,656,000

Regional Office - I	4,164,000	492,000		4,656,000
Cordillera Administrative Region (CAR)	3,378,000	238,000		3,616,000

Regional Office - CAR	3,378,000	238,000		3,616,000
Region II - Cagayan Valley	3,097,000	381,000		3,478,000

Regional Office - II	3,097,000	381,000		3,478,000
Region III - Central Luzon	3,456,000	540,000		3,996,000

Regional Office - III	3,456,000	540,000		3,996,000
Region IVA - CALABARZON	3,468,000	821,000		4,289,000

Regional Office - IVA	3,468,000	821,000		4,289,000
Region IVB - MINAROPA	2,711,000	653,000		3,364,000

Regional Office - IVB	2,711,000	653,000		3,364,000
Region V - Bicol	2,696,000	613,000		3,309,000

Regional Office - V	2,696,000	613,000		3,309,000
Region VI - Western Visayas	3,399,000	322,000		3,721,000

Regional Office - VI	3,399,000	322,000		3,721,000
Region VII - Central Visayas	4,190,000	487,000		4,677,000

Regional Office - VII	4,190,000	487,000		4,677,000

924	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VIII - Eastern Visayas		2,774,000		769,000				3,543,000

Regional Office - VIII		2,774,000		769,000				3,543,000
Region IX - Zamboanga Peninsula		2,191,000		893,000				3,084,000

Regional Office - IX		2,191,000		893,000				3,084,000
Region X - northern Mindanao		2,047,000		623,000				2,670,000

Regional Office - X		2,047,000		623,000				2,670,000
Region XI - Davao		1,683,000		593,000				2,276,000

Regional Office - XI		1,683,000		593,000				2,276,000
Region XII - SOCCSKSARGEN		5,933,000		606,000				6,539,000

Regional Office - XII		5,933,000		606,000				6,539,000
Region XIII - CARAGA		3,393,000		339,000				3,732,000

Regional Office - XIII		3,393,000		339,000				3,732,000

Sub-total, Operations		108,010,000		104,672,000		13,484,000		226,166,000

TOTAL NEW APPROPRIATIONS	₱	193,602,000	₱	134,650,000	₱	13,484,000	₱	341,736,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	147,177

Total Permanent Positions	147,177

Other Compensation Common to All
Personnel Economic Relief Allowance	6,888
Representation Allowance	1,752
Transportation Allowance	1,752
Clothing and Uniform Allowance	1,722
Mid-Year Bonus - Civilian	12,265
Year End Bonus	12,265
Cash Gift	1,435
Productivity Enhancement Incentive	1,435
Step Increment	364

Total Other Compensation Common to All	39,878

DECEMBER 28, 2020	OFFICIAL GAZETTE	925

DEPARTMENT OF FINANCE

Other Benefits
PAG-IBIG Contributions	349
PhilHealth Contributions	1,523
Employees Compensation Insurance Premiums	349
Terminal Leave	4,326

Total Other Benefits	6,547

Total Personnel Services	193,602

Maintenance and Other Operating Expenses
Travelling Expenses	10,963
Training and Scholarship Expenses	34,712
Supplies and Materials Expenses	8,780
Utility Expenses	3,358
Communication Expenses	3,153
Awards/Rewards and Prizes	372
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,715
Professional Services	46,438
General Services	4,462
Repairs and Maintenance	995
Taxes, Insurance Premiums and Other Fees	359
Other Maintenance and Operating Expenses
Advertising Expenses	97
Printing and Publication Expenses	78
Representation Expenses	187
Rent/Lease Expenses	7,793
Membership Dues and Contributions to Organizations	37
Subscription Expenses	718
Other Maintenance and Operating Expenses	10,433

Total Maintenance and Other Operating Expenses	134,650

Total Current Operating Expenditures	328,252

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	13,484

Total Capital Outlays	13,484

TOTAL NEW APPROPRIATIONS	341,736

E. BUREAU OF THE TREASURY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	2,158,939,000

New Appropriations, by Program

926	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	59,239,000	₱	119,638,000	₱		₱		₱	178,877,000
Support to Operations		49,406,000		273,070,000				104,731,000		427,207,000
Operations		351,734,000		145,705,000		712,000,000		343,416,000		1,552,855,000

FINANCIAL ASSET MANAGEMENT PROGRAM		33,496,000		34,923,000		712,000,000		343,416,000		1,123,835,000
DEBT AND RISK MANAGEMENT PROGRAM		30,640,000		25,235,000						55,875,000
MG ACCOUNTING PROGRAM		287,598,000		85,547,000						373,145,000

TOTAL NEW APPROPRIATIONS	₱	460,379,000	₱	538,413,000	₱	712,000,000	₱	448,147,000	₱	2,158,939,000

Special Provision(s)

1. Equity Contribution to International Organizations. The amount of Three Hundred Forty Three Million Four Hundred Sixteen Thousand Pesos (₱343,416,000) appropriated herein shall be used for capital or quota subscription and revaluation or maintenance of value to foreign financial institutions that has been reviewed by the DFA and the International Commitments Fund Panel, and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

2. Reporting and Posting Requirements. The BTr shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BTr’s website.

The BTr shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	49,703,000	₱	119,638,000	₱		₱	169,341,000

National Capital Region (NCR)		49,703,000		119,638,000				169,341,000

Central Office		49,703,000		119,638,000				169,341,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	927
DEPARTMENT OF FINANCE

Administration of Personnel Benefits	9,536,000				9,536,000

National Capital Region (NCR)	9,536,000				9,536,000

Central Office	9,536,000				9,536,000

Sub-total, General Administration and Support	59,239,000	119,638,000			178,877,000

Support to Operations
Provision of legal services including the conduct of research and investigation	13,104,000	10,769,000			23,873,000

National Capital Region (NCR)	13,104,000	10,769,000			23,873,000

Central Office	13,104,000	10,769,000			23,873,000
Information systems and IT support services	14,887,000	251,319,000		104,731,000	370,937,000

National Capital Region (NCR)	14,887,000	251,319,000		104,731,000	370,937,000

Central Office	14,887,000	251,319,000		104,731,000	370,937,000
Research and technical support services	21,415,000	10,982,000			32,397,000

National Capital Region (NCR)	21,415,000	10,982,000			32,397,000

Central Office	21,415,000	10,982,000			32,397,000

Sub-total, Support to Operations	49,406,000	273,070,000		104,731,000	427,207,000

Operations
Efficiency in cash management improved	33,496,000	34,923,000	712,000,000	343,416,000	1,123,835,000

FINANCIAL ASSET MANAGEMENT PROGRAM	33,496,000	34,923,000	712,000,000	343,416,000	1,123,835,000

Cash management funding and investment of excess funds	33,496,000	19,644,000		343,416,000	396,556,000

National Capital Region (NCR)	33,496,000	19,644,000		343,416,000	396,556,000

Central Office	33,496,000	19,644,000		343,416,000	396,556,000
Project(s)
Locally-Funded Project(s)		15,279,000	712,000,000		727,279,000

Development of the Treasury Single Account (TSA)		15,279,000	712,000,000		727,279,000

National Capital Region (NCR)		15,279,000	712,000,000		727,279,000

Central Office		15,279,000	712,000,000		727,279,000

928	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Efficiency in debt management achieved		30,640,000		25,235,000						55,875,000

DEBT AND RISK MANAGEMENT PROGRAM		30,640,000		25,235,000						55,875,000

Securities Origination		9,931,000		12,858,000						22,789,000

National Capital Region (NCR)		9,931,000		12,858,000						22,789,000

Central Office		9,931,000		12,858,000						22,789,000
Debt monitoring and servicing		13,164,000		3,263,000						16,427,000

National Capital Region (NCR)		13,164,000		3,263,000						16,427,000

Central Office		13,164,000		3,263,000						16,427,000
Risk Management		7,545,000		9,114,000						16,659,000

National Capital Region (NCR)		7,545,000		9,114,000						16,659,000

Central Office		7,545,000		9,114,000						16,659,000
Efficiency in accounting of NG financial transactions enhanced		287,598,000		85,547,000						373,145,000

NG ACCOUNTING PROGRAM		287,598,000		85,547,000						373,145,000

Recording of NG financial transactions		36,173,000		12,864,000						49,037,000

National Capital Region (NCR)		36,173,000		12,864,000						49,037,000

Central Office		36,173,000		12,864,000						49,037,000
Reconciliation of NGAs books of accounts		9,391,000		2,141,000						11,532,000

National Capital Region (NCR)		9,391,000		2,141,000						11,532,000

Central Office		9,391,000		2,141,000						11,532,000
Release of Allotment to Local Government Units (ALGU)		242,034,000		70,542,000						312,576,000

National Capital Region (NCR)		242,034,000		70,542,000						312,576,000

Central Office		242,034,000		70,542,000						312,576,000

Sub-total, Operations		351,734,000		145,705,000		712,000,000		343,416,000		1,552,855,000

TOTAL NEW APPROPRIATIONS	₱	460,379,000	₱	538,413,000	₱	712,000,000	₱	448,147,000	₱	2,158,939,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures

DECEMBER 28, 2020	OFFICIAL GAZETTE	929
DEPARTMENT OF FINANCE

Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	350,343

Total Permanent Positions	350,343

Other Compensation Common to All
Personnel Economic Relief Allowance	15,312
Representation Allowance	5,400
Transportation Allowance	5,268
Clothing and Uniform Allowance	3,828
Mid-Year Bonus - Civilian	29,196
Year End Bonus	29,196
Cash Gift	3,190
Productivity Enhancement Incentive	3,190
Step Increment	875

Total Other Compensation Common to All	95,455

Other Benefits
PAG-IBIG Contributions	766
PhilHealth Contributions	3,513
Employees Compensation Insurance Premiums	766
Terminal Leave	9,536

Total Other Benefits	14,581

Total Personnel Services	460,379

Maintenance and Other Operating Expenses
Travelling Expenses	14,068
Training and Scholarship Expenses	18,668
Supplies and Materials Expenses	23,701
Utility Expenses	44,164
Communication Expenses	74,199
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,791
Professional Services	79,826
General Services	27,733
Repairs and Maintenance	134,918
Taxes, Insurance Premiums and Other Fees	15,602
Other Maintenance and Operating Expenses
Advertising Expenses	722
Printing and Publication Expenses	485
Representation Expenses	1,590
Transportation and Delivery Expenses	515
Rent/Lease Expenses	25,172
Membership Dues and Contributions to Organizations	1,112
Subscription Expenses	44,679
Other Maintenance and Operating Expenses	28,468

Total Maintenance and Other Operating Expenses	538,413

930	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Financial Expenses
Bank Charges	712,000

Total Financial Expenses	712,000

Total Current Operating Expenditures	1,710,792

Capital Outlays
Investment Outlay	343,416
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	104,731

Total Capital Outlays	448,147

TOTAL NEW APPROPRIATIONS	2,158,939

F. CENTRAL BOARD OF ASSESSMENT APPEALS

For general administration and support, and operations, as indicated hereunder	₱	16,277,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	460,000	₱			₱	460,000
Operations		13,266,000		2,551,000			15,817,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,266,000		2,551,000			15,817,000

TOTAL NEW APPROPRIATIONS	₱	13,726,000	₱	2,551,000		₱	16,277,000

Special Provision(s)

1. Reporting and Posting Requirements. The Central Board of Assessment Appeals (CBAA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) CBAA’s website.

The CBAA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	931
DEPARTMENT OF FINANCE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
Administration of Personnel Benefits	₱	460,000	₱			₱	460,000

Sub-total, General Administration and Support		460,000					460,000

Operations
Due process for fair and equitable real property tax assessment improved		13,266,000		2,551,000			15,817,000

REAL PROPERTY TAX ADJUDICATION PROGRAM		13,266,000		2,551,000			15,817,000

Adjudication of appealed cases on real property tax assessment		13,266,000		2,551,000			15,817,000

Sub-total, Operations		13,266,000		2,551,000			15,817,000

TOTAL NEW APPROPRIATIONS	₱	13,726,000	₱	2,551,000		₱	16,277,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	9,994

Total Permanent Positions	9,994

Other Compensation Common to All
Personnel Economic Relief Allowance	408
Representation Allowance	384
Transportation Allowance	384
Clothing and Uniform Allowance	102
Mid-Year Bonus - Civilian	833
Year End Bonus	833
Cash Gift	85
Productivity Enhancement Incentive	85
Step Increment	25

Total Other Compensation Common to All	3,139

932	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	20
PhilHealth Contributions	83
Employees Compensation Insurance Premiums	20
Loyalty Award - Civilian	10
Terminal Leave	460

Total Other Benefits	593

Total Personnel Services	13,726

Maintenance and Other Operating Expenses
Travelling Expenses	366
Training and Scholarship Expenses	293
Supplies and Materials Expenses	329
Utility Expenses	39
Communication Expenses	209
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	175
General Services	225
Repairs and Maintenance	17
Taxes, Insurance Premiums and Other Fees	126
Other Maintenance and Operating Expenses
Rent/Lease Expenses	485
Subscription Expenses	9
Other Maintenance and Operating Expenses	278

Total Maintenance and Other Operating Expenses	2,551

Total Current Operating Expenditures	16,277

TOTAL NEW APPROPRIATIONS	16,277

G. INSURANCE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	6,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	1,000			₱	1,000
Operations		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

TOTAL NEW APPROPRIATIONS	₱	6,000			₱	6,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	933
DEPARTMENT OF FINANCE

Special Provision(s)

1. Insurance Fund. In addition to the amounts appropriated herein, Eighty Three Million One Hundred Seventy One Thousand Pesos (₱83,171,000) shall be used to cover the MODE and Capital Outlay requirements of the Insurance Commission (IC) sourced from the proceeds of premium taxes, constituted into the Insurance Fund in accordance with Section 286 of R.A. No. 8424, as amended.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

2. Funding for Personnel Services. The Personnel Services of the IC shall be sourced from the Pre-need Fund in accordance with Section 5 of R.A. No. 9829. Any deficiency therefrom may be augmented by the Insurance Fund.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3. Reporting and Posting Requirements. The IC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) IC’s website.

The IC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,000			₱	1,000

Sub-total, General Administration and Support		1,000				1,000

Operations
Insurance, Pre-Need, and HMO
Industries’ growth and stability improved		5,000				5,000

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM		5,000				5,000

Promulgation and implementation of policies, rules and regulations		1,000				1,000
Licensing of insurance, pre-need, and HMO entities and related services		1,000				1,000
Examination of insurance, pre-need, and HMO entities and evaluation of financial reports		1,000				1,000
Review and approval of premium rates, investments, reinsurance treaties, facultative placements, and products		1,000				1,000

934	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Adjudication of claims/complaints and mediation of disputes		1,000		1,000

Sub-total, Operations		5,000		5,000

TOTAL NEW APPROPRIATIONS	₱	6,000	₱	6,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	6

Total Permanent Positions	6

Total Personnel Services	6

Total Current Operating Expenditures	6

TOTAL NEW APPROPRIATIONS	6

H. NATIONAL TAX RESEARCH CENTER

For general administration and support, and operations, as indicated hereunder	₱	66,934,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	14,323,000	₱	12,835,000	₱		₱	27,158,000
Operations		32,198,000		4,833,000		2,745,000		39,776,000

NATIONAL TAX ADVISORY PROGRAM		32,198,000		4,833,000		2,745,000		39,776,000

TOTAL NEW APPROPRIATIONS	₱	46,521,000	₱	17,668,000	₱	2,745,000	₱	66,934,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Tax Research Center (NTRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

DECEMBER 28, 2020	OFFICIAL GAZETTE	935
DEPARTMENT OF FINANCE

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	NTRC’s website.

The NTRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	14,323,000	₱	12,835,000	₱		₱	27,158,000

Sub-total, General Administration and Support		14,323,000		12,835,000				27,158,000

Operations
Philippine Tax System Improved		32,198,000		4,833,000		2,745,000		39,776,000

NATIONAL TAX ADVISORY PROGRAM		32,198,000		4,833,000		2,745,000		39,776,000

Tax System and Tax Policy Structure Studies and Surveys		32,198,000		4,716,000		2,745,000		39,659,000
Evaluation of Tax Subsidy Requests from Government-Owned and Controlled Corporations (GOCCs)				117,000				117,000

Sub-total, Operations		32,198,000		4,833,000		2,745,000		39,776,000

TOTAL NEW APPROPRIATIONS	₱	46,521,000	₱	17,668,000	₱	2,745,000	₱	66,934,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,769

Total Permanent Positions	35,769

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GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	1,824
Representation Allowance	540
Transportation Allowance	540
Clothing and Uniform Allowance	456
Mid-Year Bonus - Civilian	2,980
Year End Bonus	2,980
Cash Gift	380
Productivity Enhancement Incentive	380
Step Increment	90

Total Other Compensation Common to All	10,170

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	23
Laundry Allowance	2

Total Other Compensation for Specific Groups	25

Other Benefits.
PAG-IBIG Contributions	91
PhilHealth Contributions	375
Employees Compensation Insurance Premiums	91

Total Other Benefits	557

Total Personnel Services	46,521

Maintenance and Other Operating Expenses
Travelling Expenses	300
Training and Scholarship Expenses	863
Supplies and Materials Expenses	1,153
Utility Expenses	2,800
Communication Expenses	1,159
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	150
General Services	706
Repairs and Maintenance	169
Taxes, Insurance Premiums and Other Fees	194
Other Maintenance and Operating Expenses
Printing and Publication Expenses	100
Representation Expenses	88
Rent/Lease Expenses	9,720
Membership Dues and Contributions to Organizations	20
Subscription Expenses	110

Total Maintenance and Other Operating Expenses	17,668

Total Current Operating Expenditures	64,189

DECEMBER 28, 2020	OFFICIAL GAZETTE	937

DEPARTMENT OF FINANCE

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,745

Total Capital Outlays	2,745

TOTAL NEW APPROPRIATIONS	66,934

I. PRIVATIZATION AND MANAGEMENT OFFICE

For general administration and support, and operations, as indicated hereunder	₱	82,172,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,830,000	₱	14,822,000	₱	1,236,000	₱	47,888,000
Operations		34,284,000						34,284,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		34,284,000						34,284,000

TOTAL NEW APPROPRIATIONS	₱	66,114,000	₱	14,822,000	₱	1,236,000	₱	82,172,000

Special Provision(s)

1. Revolving Fund for the Conservation and Disposition of Assets. The revolving fund shall be used for expenses incurred by the Privatization and Management Office (PMO) in the conservation and disposition of assets, including fees of financial advisers, constituted from:

(a) commissions, due diligence fees and sale of bidding documents;

(b) not more than ten percent (10%) of the proceeds from the disposition of GOCCs, assets and idle properties, as approved by the Privatization Council in accordance with Proclamation No. 50 dated December 15, 1986 and E.O. No. 323, s. 2000; and

(c) not more than ten percent (10%) of the proceeds realized from the disposition of properties of abolished government corporations and former enemy-owned entities of the Board of Liquidators beginning FY 2007 and succeeding years in accordance with E.O. No. 471, s. 2005: PROVIDED, That ninety percent (90%) of said proceeds shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.O. No. 292 and Section 65 of P.D. No. 1445.

In no case shall the revolving fund be used for any other purpose.

Disbursements or expenditures by the PMO in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292 and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The PMO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PMO’s website.

The PMO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

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3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	31,830,000	₱	14,822,000	₱	1,236,000	₱	47,888,000

Sub-total, General Administration and Support		31,830,000		14,822,000		1,236,000		47,888,000

Operations
Effective management and disposition of transferred assets and other government properties		34,284,000						34,284,000

PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM		34,284,000						34,284,000

Conservation, Sale/Disposition of Assets and Other Properties		34,284,000						34,284,000

Sub-total, Operations		34,284,000						34,284,000

TOTAL NEW APPROPRIATIONS	₱	66,114,000	₱	14,822,000	₱	1,236,000	₱	82,172,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Non-Permanent Positions	66,114

Total Personnel Services	66,114

Maintenance and Other Operating Expenses
Travelling Expenses	100
Training and Scholarship Expenses	600
Supplies and Materials Expenses	2,117
Utility Expenses	2,750
Communication Expenses	1,870
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,298
Professional Services	432

DECEMBER 28, 2020	OFFICIAL GAZETTE	939

DEPARTMENT OF FINANCE

General Services	4,100
Repairs and Maintenance	550
Taxes, Insurance Premiums and Other Fees	65
Other Maintenance and Operating Expenses
Representation Expenses	280
Rent/Lease Expenses	500
Membership Dues and Contributions to Organizations	20
Other Maintenance and Operating Expenses	140

Total Maintenance and Other Operating Expenses	14,822

Total Current Operating Expenditures	80,936

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	12,136

Total Capital Outlays	1,236

TOTAL NEW APPROPRIATIONS	82,172

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GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

DEPARTMENT OF FINANCE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	445,091,000	₱	365,185,000		₱	₱	22,365,000	₱	832,641,000
B. BUREAU OF CUSTOMS		1,429,120,000		1,072,458,000				78,000,000		2,579,578,000
C. BUREAU OF INTERNAL REVENUE		6,361,778,000		3,315,449,000		80,853,000		175,943,000		9,934,023,000
D. BUREAU OF LOCAL GOVERNMENT FINANCE		193,602,000		134,650,000				13,484,000		341,736,000
E. BUREAU OF THE TREASURY		460,379,000		538,413,000		712,000,000		448,147,000		2,158,939,000
F. CENTRAL BOARD ASSESSMENT APPEALS		13,726,000		2,551,000						16,277,000
G. INSURANCE COMMISSION		6,000								6,000
H. NATIONAL TAX RESEARCH CENTER		46,521,000		17,668,000				2,745,000		66,934,000
I. PRIVATIZATION AND MANAGEMENT OFFICE		66,114,000		14,822,000				1,236,000		82,172,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FINANCE	₱	9,016,337,000	₱	5,461,196,000	₱	792,853,000	₱	741,920,000	₱	16,012,306,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	941
DEPARTMENT OF FOREIGN AFFAIRS

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	22,259,987,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	842,324,000	₱	1,405,827,000	₱	3,406,000	₱	1,376,246,000	₱	3,627,803,000
Support to Operations		105,820,000		21,284,000						127,104,000
Operations		7,759,056,000		10,586,943,000		20,826,000		138,255,000		18,505,080,000

DIPLOMACY PROGRAM		5,293,251,000		4,484,012,000		13,773,000		92,690,000		9,883,726,000
CONSULAR / ATM PROGRAM		2,465,805,000		6,102,931,000		7,053,000		45,565,000		8,621,354,000

TOTAL NEW APPROPRIATIONS	₱	8,707,200,000	₱	12,014,054,000	₱	24,232,000	₱	1,514,501,000	₱	22,259,987,000

Special Provision(s)

1.    DFA Working Fund. All income collected in foreign service posts, including rental income and proceeds from sale of used motor vehicles shall be recorded as income of the General Fund. All the amounts collected in foreign currency may be retained by foreign service posts as working fund, except for honorary consulates which may only retain not more than fifty percent (50%) of such collections in foreign currency for reimbursement of their administrative expenses. Unutilized cash of the previous year obtained from income collected and from completed or pre-terminated special projects and programs say be used by the Foreign Service Posts (FSPs) as working funds for the current year: PROVIDED, That the use of unutilized cash shall not exceed the appropriations authorized in this Act, and the allotment and cash disbursement ceiling issued by the DBM. The use of unutilized cash by FSPs shall be subject to the guidelines to be jointly issued by the Department of Budget and Management (DBM) and the Bureau of the Treasury.

2.    Passport Revolving Fund. The revolving fund constituted from the fees collected for the processing and issuance of passports requiring special consideration, waiver or issuance beyond regular office hours shall be used to improve the passporting and consular services of the DFA in accordance with R.A. No. 8239 and augment the requirements for the purchase of passport booklets. In no case shall said fund be used for the payment of travel and transportation allowances.

Disbursements or expenditures by DFA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.0. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

3.    Education Allowance for Dependents of Officers and Employees in Foreign Service Posts. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein under General Management and Supervision shall be used for the provision of education allowance to compensate for additional cost incurred by officers and employees assigned abroad for the education of their legal dependent children: PROVIDED, That the allowance shall not be payable in respect to posts where free education is offered. The education allowance to be granted to qualified officers and employees in foreign service posts shall not exceed Three Thousand Five Hundred US Dollars (USD 3,500) per qualified dependent per school year for a maximum of three legal dependents. The allowance shall be granted on reimbursement basis, subject to the guidelines to be issued by the DBM.

4.    Legal Assistance Fund. The Legal Assistance Fund allocated herein as provided for by R.A. No. 8042, as amended, shall be used exclusively to provide legal assistance to migrant workers and overseas Filipinos in accordance with the said laws. It shall be made available from the time of the arrest to the trial proper and at all levels of appeal for all migrant workers especially those charged with crimes punishable by life imprisonment or death.

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5.    Building Fund. The amount of Nine Hundred Twenty Six Million Three Hundred Seventy Five Thousand Pesos (₱926,375,000) appropriated herein for the Building Fund shall be used for the:

(a)	acquisition of new properties abroad and in the Philippines for chanceries and residences, as well as office space for consular offices through direct purchase or lease-purchase agreements;

(b)	renovation of deteriorating government-owned consular offices and chanceries and residences of the Philippine Foreign Service;

(c)	purchase of furniture, fixtures and equipment for chanceries, residences and consular offices; and

(d)	long-term lease of chanceries, residences, and consular offices when the terms and conditions are favorable and advantageous to the government.

The DFA shall consider all previously committed undertakings and the available balance of the Building Fund in the programming for the current year and give preference to the acquisition of properties abroad and renovation of government-owned properties.

6.    Rentals of Philippine Chanceries, Consular Offices or Official Residences. The DFA is authorized to pay advance rentals of chanceries, consular offices, and official residences abroad, covering a lease period not exceeding five (5) years and to make minor renovations in the said properties to make them suitable for the Department’s use as the circumstances and the practice of the foreign country may require. Lease-purchase agreements not exceeding the annual rental appropriations at the time of signing of the agreement shall require the issuance of a multi-year contractual authority in accordance with Section 30 of the General Provisions in this Act.

Where furnished government-owned or leased quarters are available, no living quarters allowance shall be paid to persons occupying such quarters. The cost of utilities, maintenance and minor alterations and repair including costs of furniture, fixtures and household equipment and appliances, if necessary, shall be charged out of the appropriations for living quarters allowance.

The lease agreements shall be subject to the rules on advance payment of rentals and the appropriate use of living quarters allowance.

7.    Quarters Privileges. The Head of Office and other personnel of DFA Mindanao deployed from the Home Office, who are not domiciled within or in the immediate proximity of Davao City or do not own or enjoy free use of suitable living quarters therein, shall be provided with suitable quarters in Davao City at government expense. Payment of rental of quarters shall be made directly by the Department to the lessor pursuant to a contract between the DFA and the lessor. The payment of utilities and other related expenses of official quarters shall be for the account of the personnel concerned.

In lieu of commutable living quarters allowances, payment of actual rental of the living quarters of the Head of Office of DFA Mindanao may be authorized, subject to availability of funds as may be warranted by the housing situation in the region.

The grant of the quarters privileges shall be subject to the applicable general provisions of this Act and the guidelines to be issued by the DBM.

8.    Purchase of Passport Booklets. The amount of Three Billion Four Hundred Forty Six Million One Hundred Sixty Two Thousand Pesos (₱3,446,162,000) appropriated herein shall be used for the purchase of passport booklets and cost of personalization. Any deficiency for the purchase of passport booklets and personalization may be augmented by the Passport Revolving Fund. Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.0. No. 292.

9.    Insurance Proceeds. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is authorized to retain and use insurance proceeds covering properties in foreign posts for the replacement or restoration thereof.

10.    Tax Refund(s) of Foreign Service Posts. Notwithstanding any provision of law to the contrary, the Secretary of Foreign Affairs is hereby authorized to use the proceeds of tax refunds due to foreign service posts to cover payment of other operating expenses of the said foreign post.

The use of said proceeds of tax refunds shall be subject to the rules on modification in the allotment or use of savings, as the case may be, as provided in the general provisions of this Act.

11.    Support to Climate Change Negotiations. The DFA shall extend the necessary technical, legal and logistical support to the Climate Change Commission on the participation of the Philippine delegation in the climate change negotiation processes to the United Nations Framework Convention on Climate Change and in other international fora on climate change.

12.    Requirements of Agency Attaches or Representatives. Diplomatic missions and consular offices shall furnish adequate office space, supplies and materials to duly accredited attaches or representatives of government agencies assigned thereto. The agencies concerned may contribute to the cost expended by the DFA which shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.0. No. 292.

13.    Benefits for Alien or Local-hire Employees. The appropriations authorized for the hiring of alien or local-hire employees may be used for payment of gratuity or separation pay to the said employees in the foreign service in accordance with local laws. This may include terminal leave and employer’s share in social security or workmen’s compensation, customary in the diplomatic or consular jurisdiction.

14.    Overseas Absentee Voting. The amount of Forty Three Million Four Hundred Fourteen Thousand Pesos (₱43,414,000) appropriated herein for the Overseas Absentee Voting Act shall be used for the implementation of R.A. No. 9189, including the conduct of continuing registration, information campaign and development, and maintenance of databases. In no case shall said amount be used for the creation of new positions or the purchase of motor vehicles.

15.    Contributions to International Organizations. The amount of Two Billion Three Hundred Seventeen Million Two Hundred Ninety Four Thousand Pesos (₱2,317,294,000) appropriated herein shall be used for contributions to international organizations that has been reviewed by the DFA and the International Commitments Fund Panel and approved by the President of the Philippines in accordance with M.C. No. 194 dated June 11, 2010.

DECEMBER 28, 2020	OFFICIAL GAZETTE	943
DEPARTMENT OF FOREIGN AFFAIRS

16. Long-Term Lease of Motor Vehicle. Foreign Service Posts are authorized to lease motor vehicles for a period not to exceed two (2) years, with option to renew thereafter if the lease proves to be economically advantageous to the government. However, when acquisition of motor vehicle is preferable and more advantageous to the government, the same shall be included under the DFA’s Car Refleeting Program.

17. Reporting and Posting Requirements. The DFA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	DFA’s website.

The DFA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

18. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	654,275,000	₱	1,405,827,000	₱	3,406,000	₱	1,376,246,000	₱	3,439,754,000

National Capital Region (NCR)		654,275,000		1,405,827,000		3,406,000		1,376,246,000		3,439,754,000

Home Office		654,275,000		1,405,827,000		3,406,000		1,376,246,000		3,439,754,000
Administration of Personnel Benefits		188,049,000								188,049,000

National Capital Region (NCR)		188,049,000								188,049,000

Home Office		188,049,000								188,049,000

Sub-total, General Administration and Support		842,324,000		1,405,827,000		3,406,000		1,376,246,000		3,627,803,000

Support to Operations
Legal services		58,242,000		5,467,000						63,709,000

National Capital Region (NCR)		58,242,000		5,467,000						63,709,000

Home Office		58,242,000		5,467,000						63,709,000
Coordination, integration, planning and monitoring of foreign policy		47,578,000		15,817,000						63,395,000

National Capital Region (NCR)		47,578,000		15,817,000						63,395,000

Home Office		47,578,000		15,817,000						63,395,000

Sub-total, Support to Operations		105,820,000		21,284,000						127,104,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Foreign relations strengthened to promote national development and international cooperation	5,293,251,000	4,484,012,000	13,773,000	92,690,000	9,883,726,000

DIPLOMACY PROGRAM	5,293,251,000	4,484,012,000	13,773,000	92,690,000	9,883,726,000

Formulation, coordination and supervision of foreign policy	216,836,000	2,584,564,000			2,801,400,000

National Capital Region (NCR)	216,836,000	2,584,564,000			2,801,400,000

Home Office	216,836,000	2,584,564,000			2,801,400,000
Conduct of bilateral and multilateral relations in accordance with foreign policy directives	5,076,415,000	1,899,448,000	13,773,000	92,690,000	7,082,326,000

National Capital Region (NCR)	5,076,415,000	1,899,448,000	13,773,000	92,690,000	7,082,326,000

Abu Dhabi, United Arab Emirates (UAE)	119,328,000	28,887,000	158,000		148,373,000
Abuja, Nigeria	48,380,000	20,618,000	12,000		69,010,000
Agana, Guam, United States of America (USA)		18,818,000			18,818,000
Amman, Jordan	89,010,000	22,959,000	37,000	2,800,000	114,806,000
Ankara, Turkey	60,406,000	20,902,000	63,000	2,300,000	83,671,000
ASEAN, Jakarta, Indonesia	52,634,000	27,489,000	75,000		80,198,000
Athens, Greece	74,392,000	16,962,000	29,000		91,383,000
Baghdad, Iraq	43,965,000	14,001,000	146,000		58,112,000
Bandar Seri Begawan, Brunei Darussalam	69,984,000	11,365,000	220,000		81,569,000
Bangkok, Thailand	86,629,000	17,226,000	132,000	7,600,000	111,587,000
Beijing, People’s Republic of China	129,877,000	58,529,000	139,000		188,545,000
Beirut, Lebanon	67,389,000	15,026,000	19,000	5,810,000	88,244,000
Berlin, Germany	97,316,000	37,815,000	275,000		135,406,000
Berne, Switzerland	61,393,000	19,953,000	132,000		81,478,000
Brasilia, Brazil	49,149,000	18,895,000	553,000	2,530,000	71,127,000
Brussels, Belgium	88,321,000	27,877,000	118,000		116,316,000
Budapest, Hungary	43,167,000	12,008,000	529,000		55,704,000
Buenos Aires, Argentina	43,007,000	12,799,000	372,000	2,500,000	58,678,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	945

DEPARTMENT OF FOREIGN AFFAIRS

Cairo, Arab Republic of Egypt	62,844,000	10,420,000	43,000		73,307,000
Calgary, Alberta, Canada		5,113,000			5,113,000
Canberra, Australia	77,800,000	29,864,000	224,000	2,020,000	109,908,000
Chicago, Illinois, USA		21,439,000			21,439,000
Chongqing, People’s Republic of China	580,000	4,771,000			5,351,000
Copenhagen, Denmark	12,214,000	36,045,000			48,259,000
Damascus, Syria	47,391,000	23,948,000	58,000	2,280,000	73,677,000
Dhaka, Bangladesh	37,605,000	11,572,000	11,000		49,188,000
Dili, Timor-Leste	27,249,000	13,265,000	8,000	4,600,000	45,122,000
Doha, Qatar	102,745,000	15,110,000	32,000		117,887,000
Dubai, UAE		19,306,000			19,306,000
Geneva, Switzerland - PM	100,844,000	20,038,000	29,000		120,911,000
Geneva, Switzerland - WTO	59,979,000	20,834,000	18,000	3,500,000	84,331,000
Guangzhou, People’s Republic of China		14,728,000			14,728,000
Hanoi, Vietnam	45,473,000	16,529,000	137,000		62,139,000
Home Office	2,604,000				2,604,000
Hongkong Special Administrative Region, People’s Republic of China		28,463,000			28,463,000
Honolulu, Hawaii, USA		14,974,000			14,974,000
Islamabad, Pakistan	54,513,000	15,833,000		3,000,000	73,346,000
Jakarta, Indonesia	78,056,000	20,789,000	65,000		98,910,000
Jeddah, Kingdom of Saudi Arabia		17,629,000			17,629,000
Kuala Lumpur, Malaysia	118,676,000	32,270,000	58,000		151,004,000
Kuwait	105,233,000	22,020,000	94,000	3,300,000	130,647,000
Lisbon, Portugal	49,220,000	14,303,000	142,000		63,665,000
London, United Kingdom	168,657,000	33,861,000	877,000		203,395,000
Los Angeles, California, USA		28,624,000			28,624,000
Macau, People’s Republic of China		8,678,000			8,678,000
Madrid, Spain	94,856,000	25,906,000	637,000		121,399,000
Manado, Celebes, Indonesia		6,497,000			6,497,000
Manama, Bahrain	76,983,000	16,618,000	28,000	2,800,000	96,429,000

946	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Melbourne, Australia		5,000,000			5,000,000
Mexico City, Mexico	61,620,000	19,979,000	150,000	13,050,000	94,799,000
Milan, Italy		13,362,000			13,362,000
Moscow, Russia	88,847,000	55,881,000	174,000		144,902,000
Muscat, Oman	62,468,000	11,147,000	96,000		73,711,000
Nairobi, Kenya	52,915,000	22,508,000	50,000		75,473,000
New Delhi, India	62,284,000	15,657,000	32,000		77,973,000
New York, USA - PCG		28,014,000	181,000		28,195,000
New York, USA - PM	138,227,000	70,895,000			209,122,000
Osaka, Japan		13,585,000			13,585,000
Oslo, Norway	85,924,000	35,060,000	322,000		121,306,000
Ottawa, Canada	76,096,000	30,617,000	142,000		106,855,000
Paris, France	95,704,000	25,349,000	356,000		121,409,000
Phnom Penh, Cambodia	37,367,000	10,548,000	66,000		47,981,000
Port Moresby, Papua New Guinea	37,821,000	7,422,000	821,000		46,064,000
Prague, Czech Republic	39,255,000	11,480,000	39,000	3,540,000	54,314,000
Pretoria, South Africa	43,420,000	17,353,000	882,000	2,650,000	64,305,000
Rabat, Morocco	19,304,000	16,895,000	20,000	2,700,000	38,919,000
Riyadh, Kingdom of Saudi Arabia	189,155,000	29,276,000	115,000		218,546,000
Rome, Italy	116,193,000	15,980,000	130,000		132,303,000
San Francisco, California, USA		27,118,000			27,118,000
Santiago, Chile	38,406,000	10,060,000	40,000		48,506,000
Seoul, South Korea	105,629,000	15,119,000	21,000		120,769,000
Shanghai, People’s Republic of China		31,250,000			31,250,000
Singapore	150,448,000	32,686,000	877,000	7,610,000	191,621,000
Stockholm, Sweden	36,908,000	45,562,000	455,000	4,400,000	87,325,000
Sydney, Australia		8,971,000			8,971,000
Tehran, Iran	52,684,000	13,340,000	10,000		66,034,000
Tel-Aviv, Israel	100,651,000	34,986,000	922,000		136,559,000
The Hague, Netherlands	82,061,000	16,288,000	162,000		98,511,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	947
DEPARTMENT OF FOREIGN AFFAIRS

Tokyo, Japan	199,060,000	26,809,000	164,000	10,400,000	236,433,000
Toronto, Canada		21,986,000			21,986,000
Tripoli, Libya	37,579,000	15,544,000	221,000	3,300,000	56,644,000
Vancouver, B.C., Canada		16,820,000			16,820,000
Vatican (Holy See)	42,380,000	14,944,000	161,000		57,485,000
Vienna, Austria	99,888,000	23,954,000	643,000		124,485,000
Vientiane, Lao People’s Democratic Republic	48,624,000	11,838,000	136,000		60,598,000
Warsaw, Poland	58,638,000	19,563,000	345,000		78,546,000
Washington, D.C., USA	158,534,000	53,930,000	451,000		212,915,000
Wellington, New Zealand	54,205,000	17,865,000	50,000		72,120,000
Xiamen, People’s Republic of China		9,777,000			9,777,000
Yangon, Myanmar	56,251,000	23,454,000	69,000		79,774,000
Overseas Filipinos protected and engaged, and consular services improved	2,465,805,000	6,102,931,000	7,053,000	45,565,000	8,621,354,000

CONSULAR / ATN PROGRAM	2,465,805,000	6,102,931,000	7,053,000	45,565,000	8,621,354,000

Provision of consular services including issuance of passports, visas and other consular documents	2,465,805,000	4,843,347,000	7,053,000	45,565,000	7,361,770,000

National Capital Region (NCR)	2,465,805,000	4,843,347,000	7,053,000	45,565,000	7,361,770,000

Abu Dhabi, United Arab Emirates (UAE)	5,028,000	4,277,000			9,305,000
Abuja, Nigeria		6,192,000			6,192,000
Agana, Guam, United States of America (USA)	83,611,000	16,967,000	93,000		100,671,000
Al Khobar, Kingdom of Saudi Arabia		10,712,000			10,712,000
Amman, Jordan		5,149,000			5,149,000
Ankara, Turkey		3,976,000			3,976,000
Athens, Greece		9,946,000			9,946,000
Baghdad, Iraq		3,767,000			3,767,000
Bandar Seri Begawan, Brunei Darussalam		5,648,000			5,648,000
Bangkok, Thailand		4,669,000			4,669,000

948	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Barcelona, Spain	29,684,000	15,631,000	262,000		45,577,000
Beijing, People’s Republic of China		8,889,000			8,889,000
Beirut, Lebanon		8,946,000			8,946,000
Berlin, Germany		10,703,000			10,703,000
Berne, Switzerland		4,135,000			4,135,000
Brasilia, Brazil		2,234,000			2,234,000
Brussels, Belgium		6,455,000			6,455,000
Budapest, Hungary		3,100,000			3,100,000
Buenos Aires, Argentina		5,628,000			5,628,000
Cairo, Arab Republic of Egypt		4,112,000			4,112,000
Calgary, Alberta, Canada	9,601,000	18,569,000	390,000	3,515,000	32,075,000
Canberra, Australia		6,320,000			6,320,000
Chicago, Illinois, USA	91,460,000	7,199,000	388,000	3,300,000	102,347,000
Chongqing, People’s Republic of China	30,561,000	14,471,000	58,000	2,530,000	47,620,000
Copenhagen, Denmark		4,000,000			4,000,000
Damascus, Syria		7,731,000			7,731,000
Dhaka, Bangladesh		4,478,000			4,478,000
Dili, Timor-Leste		5,127,000			5,127,000
Doha, Qatar	5,909,000	6,046,000			11,955,000
Dubai, UAE	155,726,000	16,142,000	208,000		172,076,000
Frankfurt, Germany	22,381,000	46,282,000			68,663,000
Geneva, Switzerland - PM		867,000			867,000
Guangzhou, People’s Republic of China	70,249,000	10,742,000	235,000	4,100,000	85,326,000
Hanoi, Vietnam		1,484,000			1,484,000
Home Office	390,262,000	3,857,720,000			4,247,982,000
Hongkong Special Administrative Region, People’s Republic of China	162,468,000	15,454,000	395,000		178,317,000
Honolulu, Hawaii, USA	83,101,000	18,712,000	186,000		101,999,000
Houston, Texas, USA	14,845,000	36,138,000			50,983,000
Islamabad, Pakistan		4,163,000			4,163,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	949
DEPARTMENT OF FOREIGN AFFAIRS

Istanbul, Turkey	33,247,000	31,505,000	28,000	2,700,000	67,480,000
Jakarta, Indonesia		3,560,000			3,560,000
Jeddah, Kingdom of Saudi Arabia	147,625,000	27,051,000	159,000	7,920,000	182,755,000
Kuala Lumpur, Malaysia		8,023,000			8,023,000
Kuwait		5,310,000			5,310,000
Lisbon, Portugal		3,923,000			3,923,000
London, United Kingdom		14,545,000			14,545,000
Los Angeles, California, USA	153,604,000	31,664,000	1,034,000		186,302,000
Macau, People’s Republic of China	60,808,000	17,482,000	58,000		78,348,000
Madrid, Spain		5,751,000			5,751,000
Manado, Celebes, Indonesia	32,129,000	8,886,000	104,000	3,000,000	44,119,000
Manama, Bahrain		3,026,000			3,026,000
Melbourne, Australia	41,283,000	35,160,000	16,000	2,700,000	79,159,000
Mexico City, Mexico		3,735,000			3,735,000
Milan, Italy	82,335,000	14,226,000	336,000		96,897,000
Moscow, Russia		8,491,000			8,491,000
Muscat, Oman		7,757,000			7,757,000
Nagoya, Japan	48,075,000	46,767,000	257,000	4,400,000	99,499,000
Nairobi, Kenya		6,333,000			6,333,000
New Delhi, India		4,779,000			4,779,000
New York, USA - PCG	131,865,000	41,505,000			173,370,000
New York, USA - PM			231,000		231,000
Osaka, Japan	88,982,000	19,144,000	209,000	3,500,000	111,835,000
Oslo, Norway		1,148,000			1,148,000
Ottawa, Canada		8,696,000			8,696,000
Paris, France		2,501,000			2,501,000
Phnom Penh, Cambodia		2,491,000			2,491,000
Port Moresby, Papua Ne Guinea		4,427,000			4,427,000
Prague, Czech Republic		4,690,000			4,690,000
Pretoria, South Africa		2,845,000			2,845,000

950	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Riyadh, Kingdom of Saudi Arabia				34,089,000						34,089,000
Rome, Italy				8,308,000						8,308,000
San Francisco, California, USA		133,833,000		28,859,000		1,356,000				164,048,000
Santiago, Chile				2,846,000						2,846,000
Seoul, South Korea				4,717,000						4,717,000
Shanghai, People’s Republic of China		73,568,000		17,785,000		121,000		3,800,000		95,274,000
Singapore				15,192,000						15,192,000
Sydney, Australia		71,462,000		10,137,000		39,000				81,638,000
Tehran, Iran				1,888,000						1,888,000
Tel-Aviv, Israel				4,161,000						4,161,000
The Hague, Netherlands				903,000						903,000
Tokyo, Japan				13,127,000						13,127,000
Toronto, Canada		77,990,000		20,302,000		432,000		4,100,000		102,824,000
Tripoli, Libya				7,667,000						7,667,000
Vancouver, B.C., Canada		75,857,000		22,704,000		349,000				98,910,000
Vatican (Holy See)				5,544,000						5,544,000
Vienna, Austria				6,900,000						6,900,000
Vientiane, Lao People’s Democratic Republic				709,000						709,000
Warsaw, Poland		780,000		5,633,000						6,413,000
Washington, D.C., USA				13,300,000						13,300,000
Wellington, New Zealand				4,846,000						4,846,000
Xiamen, People’s Republic of China		57,476,000		9,706,000		109,000				67,291,000
Yangon, Myanmar				5,822,000						5,822,000
Protection of the rights and promotion of welfare of overseas Filipinos				1,259,584,000						1,259,584,000

National Capital Region (NCR)				1,259,584,000						1,259,584,000

Home Office				1,259,584,000						1,259,584,000

Sub-total, Operations		7,759,056,000		10,586,943,000		20,826,000		138,255,000		18,505,080,000

TOTAL NEW APPROPRIATIONS	₱	8,707,200,000	₱	12,014,054,000	₱	24,232,000	₱	1,514,501,000	₱	22,259,987,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	951
DEPARTMENT OF FOREIGN AFFAIRS

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,718,408

Total Permanent Positions	1,718,408

Other Compensation Common to All
Personnel Economic Relief Allowance	46,824
Representation Allowance	19,650
Transportation Allowance	18,966
Clothing and Uniform Allowance	11,706
Mid-Year Bonus - Civilian	143,202
Year End Bonus	143,202
Cash Gift	13,775
Productivity Enhancement Incentive	13,775
Step Increment	4,301

Total Other Compensation Common to All	415,401

Other Compensation for Specific Groups
Overseas Allowance	5,510,579
Lump Sum for Other Personnel Benefits	142,817

Total Other Compensation for Specific Groups	5,653,396

Other Benefits
PAG-IBIG Contributions	3,310
PhilHealth Contributions	13,673
Employees Compensation Insurance Premiums	3,310
Terminal Leave	188,049

Total Other Benefits	208,342

Non-Permanent Positions	711,653

Total Personnel Services	8,707,200

Maintenance and Other Operating Expenses
Travelling Expenses	1,024,121
Training and Scholarship Expenses	330,070
Supplies and Materials Expenses	3,886,796
Utility Expenses	204,855
Communication Expenses	296,173
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	50,000
Extraordinary and Miscellaneous Expenses	3,792

952	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Professional Services	443,229
General Services	437,729
Repairs and Maintenance	225,608
Financial Assistance/Subsidy	1,000,000
Taxes, Insurance Premiums and Other Fees	85,842
Other Maintenance and Operating Expenses
Advertising Expenses	11,944
Printing and Publication Expenses	24,633
Representation Expenses	323,544
Transportation and Delivery Expenses	21,379
Rent/Lease Expenses	1,137,694
Membership Dues and Contributions to Organizations	2,317,294
Subscription Expenses	34,767
Donations	5,305
Other Maintenance and Other Operating Expenses	149,279

Total Maintenance and Other Operating Expenses	12,014,054

Financial Expenses
Bank Charges	21,311
Other Financial Charges	2,921

Total Financial Expenses	24,232

Total Current Operating Expenditures	20,745,486

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	556,794
Buildings and Other Structures	813,452
Machinery and Equipment Outlay	6,000
Transportation Equipment Outlay	138,255

Total Capital Outlays	1,514,501

TOTAL NEW APPROPRIATIONS	22,259,987

B. FOREIGN SERVICE INSTITUTE

For general administration and support, and operations, as indicated hereunder	₱	91,389,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,646,000	₱	9,127,000	₱	1,000	₱		₱	20,774,000
Operations		36,727,000		32,731,000		2,000		1,155,000		70,615,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	953
DEPARTMENT OF FOREIGN AFFAIRS

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		36,727,000		32,731,000		2,000		1,155,000		70,615,000

TOTAL NEW APPROPRIATION	₱	48,373,000	₱	41,858,000	₱	3,000	₱	1,155,000	₱	91,389,000

Special Provision(s)

1.    Reporting and Posting Requirements. The Foreign Service Institute (FSI) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    FSI’s website.

The FSI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	11,646,000	₱	9,127,000	₱	1,000	₱		₱	20,774,000

Sub-total, General Administration and Support		11,646,000		9,127,000		1,000				20,774,000

Operations
Competency of DFA personnel enhanced		36,727,000		32,731,000		2,000		1,155,000		70,615,000

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM		36,727,000		32,731,000		2,000		1,155,000		70,615,000

Formulation, development, conduct of personnel development and technical research, publication and dissemination of studies on Philippine foreign policy		36,727,000		32,731,000		2,000		1,155,000		70,615,000

Sub-total, Operations		36,727,000		32,731,000		2,000		1,155,000		70,615,000

TOTAL NEW APPROPRIATIONS	₱	48,373,000	₱	41,858,000	₱	3,000	₱	1,155,000	₱	91,389,000

954	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,466

Total Permanent Positions	32,466

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	120
Transportation Allowance	120
Clothing and Uniform Allowance	486
Honoraria	5,302
Mid-Year Bonus - Civilian	2,706
Year End Bonus	2,706
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	82

Total Other Compensation Common to All	14,276

Other Benefits
PAG-IBIG Contributions	97
PhilHealth Contributions	404
Employees Compensation Insurance Premiums	97

Total Other Benefits	598

Non-Permanent Positions	1,033

Total Personnel Services	48,373

Maintenance and Other Operating Expenses
Travelling Expenses	4,623
Training and Scholarship Expenses	13,903
Supplies and Materials Expenses	2,458
Utility Expenses	2,500
Communication Expenses	1,898
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	248
Professional Services	5,763
General Services	1,900
Repairs and Maintenance	310
Taxes, Insurance Premiums and Other Fees	200
Other Maintenance and Operating Expenses
Advertising Expenses	24
Printing and Publication Expenses	410
Representation Expenses	262

DECEMBER 28, 2020	OFFICIAL GAZETTE	955
DEPARTMENT OF FOREIGN AFFAIRS

Rent/Lease Expenses	1,200
Membership Dues and Contributions to Organizations	54
Subscription Expenses	6,105

Total Maintenance and Other Operating Expenses	41,858

Financial Expenses
Bank Charges	3

Total Financial Expenses	3

Total Current Operating Expenditures	90,234

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	1,155

Total Capital Outlays	1,155

TOTAL NEW APPROPRIATIONS	91,389

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	4,405,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	1,562,000	₱	233,000	₱	1,000	₱	210,000	₱	2,006,000
Operations		102,000		2,296,000		1,000				2,399,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM		102,000		2,296,000		1,000				2,399,000

TOTAL NEW APPROPRIATIONS	₱	1,664,000	₱	2,529,000	₱	2,000	₱	210,000	₱	4,405,000

Special Provision(s)

1. Reporting and Posting Requirements. The Technical Cooperation Council of the Philippines (TCCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) TCCP’s website.

956	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

The TCCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,562,000	₱	233,000	₱	1,000	₱	210,000	₱	2,006,000

Sub-total, General Administration and Support		1,562,000		233,000		1,000		210,000		2,006,000

Operations
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced		102,000		2,296,000		1,000				2,399,000

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM		102,000		2,296,000		1,000				2,399,000

Coordination and Conduct of Economic and Technical Skills Training Programs and Services for Developing and Least Developed Countries		102,000		2,296,000		1,000				2,399,000

Sub-total, Operations		102,000		2,296,000		1,000				2,399,000

TOTAL NEW APPROPRIATIONS	₱	1,664,000	₱	2,529,000	₱	2,000	₱	210,000	₱	4,405,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,177

Total Permanent Positions	1,177

DECEMBER 28, 2020	OFFICIAL GAZETTE	957
DEPARTMENT OF FOREIGN AFFAIRS

Other Compensation Common to All
Personnel Economic Relief Allowance	96
Clothing and Uniform Allowance	24
Honoraria	102
Mid-Year Bonus - Civilian	98
Year End Bonus	98
Cash Gift	20
Productivity Enhancement Incentive	20
Step Increment	3

Total Other Compensation Common to All	461

Other Benefits
PAG-IBIG Contributions	5
PhilHealth Contributions	16
Employees Compensation Insurance Premiums	5

Total Other Benefits	26

Total Personnel Services	1,664

Maintenance and Other Operating Expenses
Travelling Expenses	1,217
Training and Scholarship Expenses	198
Supplies and Materials Expenses	196
Communication Expenses	28
Professional Services	2
Taxes, Insurance Premiums and Other Fees	22
Other Maintenance and Operating Expenses
Printing and Publication Expenses	11
Representation Expenses	71
Transportation and Delivery Expenses	305
Rent/Lease Expenses	25
Subscription Expenses	7
Donations	447

Total Maintenance and Other Operating Expenses	2,529

Financial Expenses
Bank Charges	2

Total Financial Expenses	2

Total Current Operating Expenditures	4,195

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	210

Total Capital Outlays	210

TOTAL NEW APPROPRIATIONS	4,405

958	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	23,523,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	11,302,000	₱	3,914,000			₱	15,216,000
Operations				8,307,000				8,307,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				8,307,000				8,307,000

TOTAL NEW APPROPRIATIONS	₱	11,302,000	₱	12,221,000			₱	23,523,000

Special Provision(s)

1. Reporting and Posting Requirements. The UNESCO National Commission of the Philippines (UNACOM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) UNACOM’s website.

The UNACOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	11,302,000	₱	3,914,000			₱	15,216,000

Sub-total, General Administration and Support		11,302,000		3,914,000				15,216,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	959
DEPARTMENT OF FOREIGN AFFAIRS

Operations
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened				8,307,000		8,307,000

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM				8,307,000		8,307,000

Participation in the support for UNESCO programs				6,728,000		6,728,000
Operation of the Southeast Asian Center for Lifelong Learning for Sustainable Development				1,579,000		1,579,000

Sub-total, Operations				8,307,000		8,307,000

TOTAL NEW APPROPRIATIONS	₱	11,302,000	₱	12,221,000	₱	23,523,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	7,660

Total Permanent Positions	7,660

Other Compensation Common to All
Personnel Economic Relief Allowance	336
Representation Allowance	222
Transportation Allowance	222
Clothing and Uniform Allowance	84
Honoraria	867
Mid-Year Bonus - Civilian	638
Year End Bonus	638
Cash Gift	70
Productivity Enhancement Incentive	70
Step Increment	19

Total Other Compensation Common to All	3,166

Other Benefits
PAG-IBIG Contributions	17
PhilHealth Contributions	67
Employees Compensation Insurance Premiums	17

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Total Other Benefits	101

Non-Permanent Positions	375

Total Personnel Services	11,302

Maintenance and Other Operating Expenses
Travelling Expenses	3,478
Training and Scholarship Expenses	2,539
Supplies and Materials Expenses	550
Communication Expenses	432
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	290
Professional Services	3,000
Repairs and Maintenance	190
Taxes, Insurance Premiums and Other Fees	87
Other Maintenance and Operating Expenses
Advertising Expenses	5
Printing and Publication Expenses	500
Representation Expenses	350
Rent/Lease Expenses	130
Subscription Expenses	245
Other Maintenance and Operating Expenses	425

Total Maintenance and Other Operating Expenses	12,221

Total Current Operating Expenditures	23,523

TOTAL NEW APPROPRIATIONS	23,523

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

For operations, as indicated hereunder	₱	28,092,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
Operations		₱	28,092,000			₱	28,092,000

PRESIDENTIAL OVERSIGHT PROGRAM			28,092,000				28,092,000

TOTAL NEW APPROPRIATIONS		₱	28,092,000			₱	28,092,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	961
DEPARTMENT OF FOREIGN AFFAIRS

Special Provision(s)

1. Reporting and Posting Requirements. The Presidential Commission on Visiting Forces (PCVF) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCVF’s website.

The PCVF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
Operations
Policies on all Status of Forces Agreements (SOFAs) that serve the national interest ensured and sustained		₱	28,092,000			₱	28,092,000

PRESIDENTIAL OVERSIGHT PROGRAM			28,092,000				28,092,000

Engagement, coordination, monitoring, evaluation and assessment of visiting forces agreements			28,092,000				28,092,000

Sub-total, Operations			28,092,000				28,092,000

TOTAL NEW APPROPRIATIONS		₱	28,092,000			₱	28,092,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Travelling Expenses	10,024
Training and Scholarship Expenses	500
Supplies and Materials Expenses	1,409
Utility Expenses	30
Communication Expenses	937
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	180
Professional Services	2,083
Repairs and Maintenance	159

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GENERAL APPROPRIATIONS ACT, FY 2021

Other Maintenance and Operating Expenses
Advertising Expenses	1,040
Printing and Publication Expenses	9,630
Rent/Lease Expenses	2,100

Total Maintenance and Other Operating Expenses	28,092

Total Current Operating Expenditures	28,092

TOTAL NEW APPROPRIATIONS	28,092

DECEMBER 28, 2020	OFFICIAL GAZETTE	963
DEPARTMENT OF FOREIGN AFFAIRS

GENERAL SUMMARY

DEPARTMENT OF FOREIGN AFFAIRS

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	8,707,200,000	₱	12,014,054,000	₱	24,232,000	₱	1,514,501,000	₱	22,259,987,000
B. FOREIGN SERVICE INSTITUTE		48,373,000		41,858,000		3,000		1,155,000		91,389,000
C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES		1,664,000		2,529,000		2,000		210,000		4,405,000
D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES		11,302,000		12,221,000						23,523,000
E. PRESIDENTIAL COMMISSION ON VISITING FORCES				28,092,000						28,092,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF FOREIGN AFFAIRS	₱	8,768,539,000	₱	12,098,754,000	₱	24,237,000	₱	1,515,866,000	₱	22,407,396,000

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GENERAL APPROPRIATIONS ACT, FY 2021

XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded and foreign-assisted projects, as indicated hereunder	₱	134,453,462,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	7,786,140,000	₱	304,591,000	₱		₱	8,090,731,000
Support to Operations		1,040,147,000		790,606,000		78,000,000		1,908,753,000
Operations		52,314,323,000		57,558,233,000		14,581,422,000		124,453,978,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM		108,482,000		156,806,000				265,288,000
HEALTH SYSTEMS STRENGTHENING PROGRAM		15,846,560,000		2,174,000,000		7,757,298,000		25,777,858,000
PUBLIC HEALTH PROGRAM		658,249,000		25,744,947,000		3,529,441,000		29,932,637,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM		15,154,000		143,477,000				158,631,000
HEALTH EMERGENCY MANAGEMENT PROGRAM		8,628,000		464,965,000		329,547,000		803,140,000
HEALTH FACILITIES OPERATION PROGRAM		34,863,842,000		11,561,372,000		2,885,136,000		49,310,350,000
HEALTH REGULATORY PROGRAM		813,408,000		183,674,000		80,000,000		1,077,082,000
SOCIAL HEALTH PROTECTION PROGRAM				17,128,992,000				17,128,992,000

TOTAL NEW APPROPRIATIONS	₱	61,140,610,000	₱	58,653,430,000	₱	14,659,422,000	₱	134,453,462,000

Special Provision(s)

1. Value-Added Tax Collected from Horse Races. In addition to the amounts appropriated herein, Twenty Nine Million Four Hundred Twenty Thousand Pesos (₱29,420,000) shall be used for the following purposes sourced from Value-Added Tax collected on conduct of horse races by the Manila Jockey Club, Inc. (MJCI) and Philippine Racing Club, Inc. (PRCI) in accordance with Section 6 of R.A. No. 6631 and Section 8 of R.A. No. 6632, as amended, respectively, and implemented by DOF-DBM J.C. No. 2008-1 dated June 16, 2008:

a) Twenty-four percent (24%) of the collections from MJCI and PRCI to augment the operating requirements of the Philippine Anti-Tuberculosis Society;

b) Eight percent (8%) of the collections from MJCI and PRCI to augment the operating requirements of the White Cross, Inc.; and

c) Twenty-eight percent (28%) of the collections from PRCI to augment the operating requirements of the PCSO.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

DECEMBER 28, 2020	OFFICIAL GAZETTE	965
DEPARTMENT OF HEALTH

2. Hospital and Other Health Facilities Income. In addition to the amounts appropriated herein, all income generated from the operation of specialized hospitals, medical centers, institute for disease prevention and control, including drug abuse treatment and rehabilitation centers and facilities, blood center facilities (blood stations, blood collection units, blood banks, blood centers), national, subnational and regional reference laboratories, public health laboratories, and other hospitals under the DOH shall be deposited in an authorized government depository bank and used to augment the hospitals’ and other health facilities’ MOOE and Capital Outlay requirements, to ensure the delivery of people-centered quality healthcare services and patients’ and health workers’ safety as major contributor to the achievement of the Universal Health Care goals, with priority in the Universal Health Care sites and GIDAs, subject to the guidelines to be issued jointly by the DBM and DOH.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospitals and other health facilities under the DOH in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

The DOH shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year, its audited financial statements for the immediately preceding year. The Secretary of Health and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the DOH website.

3. Fees and Charges of the Bureau of Quarantine. In addition to the amounts appropriated herein, Ninety One Million Seven Hundred Forty Three Thousand Pesos (₱91,743,000) shall be used for the operational requirements of the Bureau of Quarantine sourced from at least fifty percent (50%) of the fees and charges collected in accordance with Section 9 of R.A. No. 9271.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

4. Fees, Fines, Royalties and Other Charges of the Food and Drug Administration. In addition to the amounts appropriated herein, Six Hundred Eighty Seven Million Eight Hundred Thirteen Thousand Pesos (₱687,813,000) shall be used in support of its Five-Year Development Plan, including their Information System Strategic Plan (ISSP), sourced from fees, fines, royalties and other charges collected by the Food and Drug Administration (FDA) in accordance with R.A. No. 9502.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

5. Quick Response Fund. The amount of Five Hundred Twenty Million Pesos (₱520,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and repair of health facilities, replacement of medical equipment, as well as provision for emergency medical assistance, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives or any other purpose not authorized in this Act.

6. Health Facilities Enhancement Program. The amount of Seven Billion Seven Hundred Fifty Seven Million Two Hundred Ninety Eight Thousand Pesos (₱7,757,298,000) appropriated herein for the implementation of the Health Facilities Enhancement Program (HFEP) shall be used for the construction, upgrading, expansion, rehabilitation and/or repair of government health care facilities, including barangay health stations, rural health units, polyclinics, LGU hospitals, and DOH hospitals, and purchase of hospital equipment for such facilities, with priority in the Universal Health Care sites and GIDAs, including the upgrading of facilities for COVID-19 response and equipping and construction of on-going projects.

The details of the HFEP are provided in Volume I-B of this Act.

7. DOH Hospitals’ Use of Capital Outlays (CO). Of the amounts appropriated herein for Capital Outlays under operations of DOH Hospitals in Metro Manila (MM) and DOH Regional Hospitals and Other Facilities, the amount of One Billion Three Hundred Thirty Three Million Pesos (₱l,333,000,000) shall be used for the construction, rehabilitation, upgrading and expansion of hospitals including upgrading of bed capacity, facilities and/or equipment of DOH hospitals in all regions.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 850, R.A. No. 11518)

8. Assistance to Indigent Patients. The amount of Seventeen Billion Eight Million Nine Hundred ninety Two Thousand Pesos (₱17,008,992,000) appropriated herein under Assistance to Indigent Patients shall be used for hospitalization and assistance to indigent and poor patients. In no case shall more than one percent (1%) of said amount be used for administrative expenses.

The DOH regional offices, through their respective Regional Directors, may enter into a Memorandum of Agreement (MOA) with private hospitals for health and medical services to indigents, which the government hospitals are unable to provide as certified by the Chief of Hospital or his/her authorized representative.

Release of subsequent medical assistance by the DOH to LGU hospitals shall be made only when at least fifty percent (50%) of the amount previously transferred has been liquidated in accordance with accounting and auditing rules and regulations.

The DOH and recipient government hospital shall post on its website the name of recipient government hospitals and indigent patients, whether confined or out patients. The heads of agencies and web administrator or their equivalent shall be responsible for ensuring that said information are posted on the agencies’ websites.

9. Department of Health Pre-Service Scholarship Program. The amount appropriated herein for the DOH Pre-Service Scholarship Program shall be used to provide scholarships to aspiring medical and allied health professionals. Applicants to the Program must pass the required entrance examinations of any DOH-partner school and comply with the criteria prescribed by the DOH, with priority given to:

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Indigenous Peoples (IP), those residing in GIDAs or areas with IP communities, and those who belong to the low-income bracket, as determined by the PSA. After passing the board examination, the scholars of the program shall render service to the government in accordance with the guidelines issued by the DOH.

The DOH shall develop a database that will effectively provide periodic monitoring of the Program’s scholars.

10. Purchase and Allocation of Drugs, Medicines and Vaccines. The amount of Twenty Nine Billion Five Hundred Sixty Five Million One Hundred Seventeen Thousand Pesos (₱29,565,117,000) appropriated herein shall be used for the procurement of drugs, medicines and vaccines, including medical and dental supplies for distribution to government health care facilities. Of said amount, eighty percent (80%) shall be allocated to provinces where the incidence of diseases is high.

11. Complementary Feeding Program. The amount of One Hundred Million Pesos (₱100,000,000) appropriated herein for the Complementary Feeding Program for pregnant women and children ages zero (0) to twenty four (24) months shall be used for the dietary supplementation, including the purchase of therapeutic milk and other protein-enriched foods, to improve their nutritional status. In no case shall more than three and one half percent (3.5%) of the said amount be used to cover administrative and monitoring expenses.

To provide for the complete nutrition for children, the DOH shall coordinate with the National Nutrition Council, Department of Agriculture, Department of Science and Technology, and other concerned departments/agencies for the incorporation of fresh milk and milk-based food products and other protein-, vitamin-, and mineral- enriched foods.

The program shall be implemented in priority LGUs which meet any of the following criteria: (a) identified by the human development and poverty reduction cluster; (b) with the highest prevalence of undernutrition and nutrient-deficiency among pregnant and lactating women and children aged zero (0) to two (2) years; (c) availability of facilities or capability to implement the program; and (d) prioritizes such program in their locality and willingness to provide counterpart resources for its implementation.

12. Advance Payment for Drugs and Vaccines Not Locally Available. The DOH is authorized to deposit or pay in advance the amount necessary for the procurement of drugs and vaccines, not locally available, from the World Health Organization, the United Nations International Children’s Emergency Fund and other specialized agencies of the United Nations, international organizations or international financing institutions.

13. Purchase of Test Kits. The funding for COVID-19 Laboratory Network Commodities, including testing and surveillance for Severe Acute Respiratory Infection (SARI), Influenza-Like Illness (III), and other infectious diseases of public health importance, shall be used to purchase FDA authorized test kits compliant with the technical and other specifications of the DOH Health Technology Assessment Council (HTAC), to include compatible consumables and reagents.

14. National Integrated Cancer Control Program. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the National Integrated Cancer Control Program shall be used to cover the cost of cancer prevention, treatment and medicines as components of the established National Integrated Cancer Control Program pusuant to R.A. No. 11215 and its IRR. In no case shall more than one percent (1%) of the amount be used as administrative cost.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, Page 845, R.A. No. 11518)

15. Deployment of Human Resources for Health. In the deployment of doctors, midwives, nurses and other health-related workers, the DOH shall give priority to the following: (i) localities where there are barangays without health workers; (ii) GIDAs; (iii) IP communities; and (iv) where the absolute number of poor and the incidence of poverty are high as identified in the latest official poverty statistics of the PSA.

16. Reimbursement of Medical Expenses from Teleconsulations. The amount appropriated herein for social health protection program may be used to reimburse expenses of indigent patients for medicine, diagnostic, laboratory and other outpatient hospital procedures arising from teleconsultations of the DOH partners in providing telemedicine service, subject to guidelines to be issued by DOH.

17. Green Hospitals. The DOH shall, as much as possible, promote the greening of hospitals and health facilities, including the improvement of energy and water efficiency and conservation, sustainable cooling systems, and sustainable healthcare waste management in hospitals.

18. Reporting and Posting Requirements. The DOH shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

b) DOH’s website.

The DOH shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

19. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

DECEMBER 28, 2020	OFFICIAL GAZETTE	967
DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	339,461,000	₱	304,591,000	₱		₱	644,052,000

National Capital Region (NCR)		339,461,000		304,591,000				644,052,000

Central Office		339,461,000		304,591,000				644,052,000
Administration of Personnel Benefits		7,446,679,000						7,446,679,000

National Capital Region (NCR)		7,446,679,000						7,446,679,000

Central Office		7,446,679,000						7,446,679,000

Sub-total, General Administration and Support		7,786,140,000		304,591,000				8,090,731,000

Support to Operations
Health Information Technology		6,176,000		91,133,000				97,309,000

National Capital Region (NCR)		6,176,000		91,133,000				97,309,000

Central Office		6,176,000		91,133,000				97,309,000
Operations of Regional Offices		1,033,971,000		213,166,000		78,000,000		1,325,137,000

National Capital Region (NCR)		44,054,000		22,748,000		20,000,000		86,802,000

Metro Manila Centers for Health Development		44,054,000		22,748,000		20,000,000		86,802,000
Region I - Ilocos		49,697,000		31,104,000		58,000,000		138,801,000

Ilocos Centers for Health Development		49,697,000		31,104,000		58,000,000		138,801,000
Cordillera Administrative Region (CAR)		62,982,000		5,751,000				68,733,000

Cordillera Centers for Health Development		62,982,000		5,751,000				68,733,000
Region II - Cagayan Valley		64,547,000		8,576,000				73,123,000

Cagayan Valley Centers for Health Development		64,547,000		8,576,000				73,123,000
Region III - Central luzon		114,760,000		23,048,000				137,808,000

Central Luzon Centers for Health Development		114,760,000		23,048,000				137,808,000
Region IVA - CALABARZON		97,588,000		11,899,000				109,487,000

CALABARZON Centers for Health Development		97,588,000		11,899,000				109,487,000

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Region IVB - MIMAROPA	57,067,000	10,953,000		68,020,000

MIMAROPA Centers for Health Development	57,067,000	10,953,000		68,020,000
Region V - Bicol	67,547,000	10,147,000		77,694,000

Bicol Centers for Health Development	67,547,000	10,147,000		77,694,000
Region VI - Western Visayas	75,300,000	14,684,000		89,984,000

Western Visayas Centers for Health Development	75,300,000	14,684,000		89,984,000
Region VII - Central Visayas	27,709,000	13,477,000		41,186,000

Central Visayas Centers for Health Development	27,709,000	13,477,000		41,186,000
Region VIII - Eastern Visayas	84,780,000	10,659,000		95,439,000

Eastern Visayas Centers for Health Development	84,780,000	10,659,000		95,439,000
Region IX - Zamboanga Peninsula	56,082,000	13,537,000		69,619,000

Zamboanga Peninsula Centers for Health Development	56,082,000	13,537,000		69,619,000
Region X - Northern Mindanao	66,972,000	6,434,000		73,406,000

Northern Mindanao Centers for Health Development	66,972,000	6,434,000		73,406,000
Region XI - Davao	59,895,000	15,046,000		74,941,000

Davao Region Centers for Health Development	59,895,000	15,046,000		74,941,000
Region XII - SOCCSKSARGEN	45,312,000	9,299,000		54,611,000

SOCCSKSARGEN Centers for Health Development	45,312,000	9,299,000		54,611,000
Region XIII - CARAGA	59,679,000	5,804,000		65,483,000

Caraga Centers for Health Development	59,679,000	5,804,000		65,483,000
Procurement and Supply Chain Management Service		486,307,000		486,307,000

National Capital Region (NCR)		486,307,000		486,307,000

Central Office		486,307,000		486,307,000

Sub-total, Support to Operations	1,040,147,000	790,606,000	78,000,000	1,908,753,000

Operations
Access to promotive and preventive health care services improved	16,637,073,000	28,684,195,000	11,616,286,000	56,937,554,000

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM	108,482,000	156,806,000		265,288,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	969
DEPARTMENT OF HEALTH

International Health Policy Development and Cooperation	23,679,000	17,787,000	41,466,000

National Capital Region (NCR)	23,679,000	17,787,000	41,466,000

Central Office	23,679,000	17,787,000	41,466,000
Health Sector Policy and Plan Development	26,959,000	23,736,000	50,695,000

National Capital Region (NCR)	26,959,000	23,736,000	50,695,000

Central Office	26,959,000	23,736,000	50,695,000
Health Sector Research Development	57,844,000	115,283,000	173,127,000

National Capital Region (NCR)	57,844,000	97,849,000	155,693,000

Central Office	57,844,000	96,548,000	154,392,000
Metro Manila Centers for Health Development		1,301,000	1,301,000
Region I - Ilocos		1,404,000	1,404,000

Ilocos Centers for Health Development		1,404,000	1,404,000
Cordillera Administrative Region (CAR)		1,068,000	1,068,000

Cordillera Centers for Health Development		1,068,000	1,068,000
Region II - Cagayan Valley		1,121,000	1,121,000

Cagayan Valley Centers for Health Development		1,121,000	1,121,000
Region III - Central Luzon		1,586,000	1,586,000

Central Luzon Centers for Health Development		1,586,000	1,586,000
Region IVA - CALABARZON		1,553,000	1,553,000

CALABARZON Centers for Health Development		1,553,000	1,553,000
Region IVB - MIMAROPA		977,000	977,000

MIMAROPA Centers for Health Development		977,000	977,000
Region V - Bicol		1,241,000	1,241,000

Bicol Centers for Health Development		1,241,000	1,241,000
Region VI - Western Visayas		666,000	666,000

Western Visayas Centers for Health Development		666,000	666,000
Region VII - Central Visayas		1,374,000	1,374,000

Central Visayas Centers for Health Development		1,374,000	1,374,000
Region VIII - Eastern Visayas		1,463,000	1,463,000

Eastern Visayas Centers for Health Development		1,463,000	1,463,000

970	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula		879,000	879,000

Zamboanga Peninsula Centers for Health Development		879,000		879,000
Region X - Northern Mindanao		1,160,000		1,160,000

Northern Mindanao Centers for Health Development		1,160,000		1,160,000
Region XI - Davao		1,009,000		1,009,000

Davao Region Centers for Health Development		1,009,000		1,009,000
Region XII - SOCCSKSARGEN		859,000		859,000

SOCCSKSARGEN Centers for Health Development		859,000		859,000
Region XIII - CARAGA		1,074,000		1,074,000

Caraga Centers for Health Development		1,074,000		1,074,000
HEALTH SYSTEMS STRENGTHENING PROGRAM	15,846,560,000	2,174,000,000	7,757,298,000	25,777,858,000

SERVICE DELIVERY SUB-PROGRAM	39,205,000	1,004,436,000	7,757,298,000	8,800,939,000

Health Facility Policy and Plan Development	28,478,000	145,181,000		173,659,000

National Capital Region (NCR)	28,478,000	145,181,000		173,659,000

Central Office	28,478,000	145,181,000		173,659,000
Health Facilities Enhancement Program		82,000,000	7,757,298,000	7,839,298,000

National Capital Region (NCR)		82,000,000	7,757,298,000	7,839,298,000

Central Office		82,000,000	7,757,298,000	7,839,298,000
Local Health Systems Development and Assistance	10,727,000	492,880,000		503,607,000

National Capital Region (NCR)	10,727,000	237,944,000		248,671,000

Central Office	10,727,000	208,466,000		219,193,000
Metro Manila Centers for Health Development		29,478,000		29,478,000
Region I - Ilocos		9,386,000		9,386,000

Ilocos Centers for Health Development		9,386,000		9,386,000
Cordillera Administrative Region (CAR)		19,206,000		19,206,000

Cordillera Centers for Health Development		19,206,000		19,206,000
Region II - Cagayan Valley		16,521,000		16,521,000

Cagayan Valley Centers for Health Development		16,521,000		16,521,000
Region III - Central Luzon		21,316,000		21,316,000

Central Luzon Centers for Health Development		21,316,000		21,316,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	971
DEPARTMENT OF HEALTH

Region IVA - CALABARZON		16,142,000	16,142,000

CALABARZON Centers for Health Development		16,142,000	16,142,000
Region IVB - MIMAROPA		16,459,000	16,459,000

MIMAROPA Centers for Health Development		16,459,000	16,459,000
Region V - Bicol		16,884,000	16,884,000

Bicol Centers for Health Development		16,884,000	16,884,000
Region VI - Western Visayas		24,090,000	24,090,000

Western Visayas Centers for Health Development		24,090,000	24,090,000
Region VII - Central Visayas		15,993,000	15,993,000

Central Visayas Centers for Health Development		15,993,000	15,993,000
Region VIII - Eastern Visayas		24,234,000	24,234,000

Eastern Visayas Centers for Health Development		24,234,000	24,234,000
Region IX - Zamboanga Peninsula		14,205,000	14,205,000

Zamboanga Peninsula Centers for Health Development		14,205,000	14,205,000
Region X - Northern Mindanao		16,276,000	16,276,000

Northern Mindanao Centers for Health Development		16,276,000	16,276,000
Region XI - Davao		16,230,000	16,230,000

Davao Region Centers for Health Development		16,230,000	16,230,000
Region XII - SOCCSKSARGEN		13,018,000	13,018,000

SOCCSKSARGEN Centers for Health Development		13,018,000	13,018,000
Region XIII - CARAGA		14,976,000	14,976,000

Caraga Centers for Health Development		14,976,000	14,976,000
Pharmaceutical Management		284,375,000	284,375,000

National Capital Region (NCR)		284,375,000	284,375,000

Central Office		284,375,000	284,375,000
HEALTH HUMAN RESOURCE SUB-PROGRAM	15,778,841,000	944,116,000	16,722,957,000

Human Resources for Health (HRH) Deployment	15,741,266,000	841,654,000	16,582,920,000

National Capital Region (NCR)	15,741,266,000	841,654,000	16,582,920,000

Central Office	15,741,266,000	841,654,000	16,582,920,000

972	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Human Resources for Health (HRH) and Institutional Capacity Management	37,575,000	102,462,000	140,037,000

National Capital Region (NCR)	37,575,000	71,766,000	109,341,000

Central Office	37,575,000	69,198,000	106,773,000
Metro Manila Centers for Health Development		2,568,000	2,568,000
Region I - Ilocos		2,425,000	2,425,000

Ilocos Centers for Health Development		2,425,000	2,425,000
Cordillera Administrative Region (CAR)		1,434,000	1,434,000

Cordillera Centers for Health Development		1,434,000	1,434,000
Region II - Cagayan Valley		1,517,000	1,517,000

Cagayan Valley Centers for Health Development		1,517,000	1,517,000
Region III - Central Luzon		1,969,000	1,969,000

Central Luzon Centers for Health Development		1,969,000	1,969,000
Region IVA - CALABARZON		1,550,000	1,550,000

CALABARZON Centers for Health Development		1,550,000	1,550,000
Region IVB - MIMAROPA		1,521,000	1,521,000

MIMAROPA Centers for Health Development		1,521,000	1,521,000
Region V - Bicol		2,782,000	2,782,000

Bicol Centers for Health Development		2,782,000	2,782,000
Region VI - Western Visayas		2,759,000	2,759,000

Western Visayas Centers for Health Development		2,759,000	2,759,000
Region VII - Central Visayas		2,520,000	2,520,000

Central Visayas Centers for Health Development		2,520,000	2,520,000
Region VIII - Eastern Visayas		2,389,000	2,389,000

Eastern Visayas Centers for Health Development		2,389,000	2,389,000
Region IX - Zamboanga Peninsula		2,508,000	2,508,000

Zamboanga Peninsula Centers for Health Development		2,508,000	2,508,000
Region X - Northern Mindanao		1,731,000	1,731,000

Northern Mindanao Centers for Health Development		1,731,000	1,731,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	973
DEPARTMENT OF HEALTH

Region XI - Davao		1,324,000	1,324,000

Davao Region Centers for Health Development		1,324,000	1,324,000
Region XII - SOCCSKSARGEN		2,413,000	2,413,000

SOCCSKSARGEN Centers for Health Development		2,413,000	2,413,000
Region XIII - CARAGA		1,854,000	1,854,000

Caraga Centers for Health Development		1,854,000	1,854,000
HEALTH PROMOTION SUB-PROGRAM	28,514,000	225,448,000	253,962,000

Health Promotion	28,514,000	225,448,000	253,962,000

National Capital Region (NCR)	28,514,000	156,242,000	184,756,000

Central Office	28,514,000	149,070,000	177,584,000
Metro Manila Centers for Health Development		7,172,000	7,172,000
Region I - Ilocos		4,568,000	4,568,000

Ilocos Centers for Health Development		4,568,000	4,568,000
Cordillera Administrative Region (CAR)		2,307,000	2,307,000

Cordillera Centers for Health Development		2,307,000	2,307,000
Region II - Cagayan Valley		2,495,000	2,495,000

Cagayan Valley Centers for Health Development		2,495,000	2,495,000
Region III - Central Luzon		5,804,000	5,804,000

Central Luzon Centers for Health Development		5,804,000	5,804,000
Region IVA - CALABARZON		4,850,000	4,850,000

CALABARZON Centers for Health Development		4,850,000	4,850,000
Region IVB - MIMAROPA		4,783,000	4,783,000

MIMAROPA Centers for Health Development		4,783,000	4,783,000
Region V - Bicol		5,379,000	5,379,000

Bicol Centers for Health Development		5,379,000	5,379,000
Region VI - Western Visayas		7,606,000	7,606,000

Western Visayas Centers for Health Development		7,606,000	7,606,000
Region VII - Central Visayas		4,781,000	4,781,000

Central Visayas Centers for Health Development		4,781,000	4,781,000
Region VIII - Eastern Visayas		4,482,000	4,482,000

Eastern Visayas Centers for Health Development		4,482,000	4,482,000

974	OFFICIAL GAZETTE	Vol. 116, No. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula	4,754,000		4,754,000

Zamboanga Peninsula Centers for Health Development		4,754,000		4,754,000
Region X - Northern Mindanao		5,263,000		5,263,000

Northern Mindanao Centers for Health Development		5,263,000		5,263,000
Region XI - Davao		4,336,000		4,336,000

Davao Region Centers for Health Development		4,336,000		4,336,000
Region XII - SOCCSKSARGEN		4,534,000		4,534,000

SOCCSKSARGEN Centers for Health Development		4,534,000		4,534,000
Region XIII - CARAGA		3,264,000		3,264,000

Caraga Centers for Health Development		3,264,000		3,264,000
PUBLIC HEALTH PROGRAM	658,249,000	25,744,947,000	3,529,441,000	29,932,637,000

Project(s)
Foreign-Assisted Project(s)		1,729,070,000	3,527,428,000	5,256,498,000

Health System Enhancement to Address and Limit (HEAL) COVID-19		1,358,076,000	2,847,428,000	4,205,504,000

Loan Proceeds		1,358,076,000	2,847,428,000	4,205,504,000

National Capital Region (NCR)		1,358,076,000	2,847,428,000	4,205,504,000

Central Office		1,358,076,000	2,847,428,000	4,205,504,000
Philippines COVID-19 Emergency Response Project (ERP) (Loan No. 9105-PH)		370,994,000	680,000,000	1,050,994,000

Loan Proceeds		370,994,000	680,000,000	1,050,994,000

National Capital Region (NCR)		370,994,000	680,000,000	1,050,994,000

Central Office		370,994,000	680,000,000	1,050,994,000
Locally-Funded Project(s)		124,000,000		124,000,000

COVID-19 Laboratory Network Commodities		124,000,000		124,000,000

National Capital Region (NCR)		124,000,000		124,000,000

Central Office		124,000,000		124,000,000
PUBLIC HEALTH MANAGEMENT SUB-PROGRAM	658,249,000	2,387,359,000	2,013,000	3,047,621,000

Public Health Management	633,657,000	2,281,163,000		2,914,820,000

National Capital Region (NCR)	56,132,000	855,025,000		911,157,000

Central Office	421,000	710,527,000		710,948,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	975
DEPARTMENT OF HEALTH

Metro Manila Centers for Health Development	55,711,000	144,498,000	200,209,000
Region I - Ilocos	53,657,000	103,022,000	156,679,000

Ilocos Centers for Health Development	53,657,000	103,022,000	156,679,000
Cordillera Administrative Region (CAR)	27,077,000	70,976,000	98,053,000

Cordillera Centers for Health Development	27,077,000	70,976,000	98,053,000
Region II - Cagayan Valley	31,428,000	69,027,000	100,455,000

Cagayan Valley Centers for Health Development	31,428,000	69,027,000	100,455,000
Region III - Central Luzon	38,659,000	129,209,000	167,868,000

Central Luzon Centers for Health Development	38,659,000	129,209,000	167,868,000
Region IVA - CALABARZON	37,548,000	133,499,000	171,047,000

CALABARZON Centers for Health Development	37,548,000	133,499,000	171,047,000
Region IVB - MIMAROPA	37,203,000	99,614,000	136,817,000

MIMAROPA Centers for Health Development	37,203,000	99,614,000	136,817,000
Region V - Bicol	31,341,000	122,604,000	153,945,000

Bicol Centers for Health Development	31,341,000	122,604,000	153,945,000
Region VI - Western Visayas	35,409,000	138,574,000	173,983,000

Western Visayas Centers for Health Development	35,409,000	138,574,000	173,983,000
Region VII - Central Visayas	92,579,000	100,045,000	192,624,000

Central Visayas Centers for Health Development	92,579,000	100,045,000	192,624,000
Region VIII - Eastern Visayas	32,578,000	100,999,000	133,577,000

Eastern Visayas Centers for Health Development	32,578,000	100,999,000	133,577,000
Region IX - Zamboanga Peninsula	34,410,000	85,641,000	120,051,000

Zamboanga Peninsula Centers for Health Development	34,410,000	85,641,000	120,051,000
Region X - Northern Mindanao	29,563,000	48,954,000	78,517,000

Northern Mindanao Centers for Health Development	29,563,000	48,954,000	78,517,000
Region XI - Davao	34,709,000	80,334,000	115,043,000

Davao Region Centers for Health Development	34,709,000	80,334,000	115,043,000
Region XII - SOCCSKSARGEN	34,935,000	46,378,000	81,313,000

SOCCSKSARGEN Centers for Health Development	34,935,000	46,378,000	81,313,000

976	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XIII - CARAGA	26,429,000	97,262,000		123,691,000

Caraga Centers for Health Development	26,429,000	97,262,000		123,691,000
Operation of PNAC Secretariat	24,592,000	6,196,000	2,013,000	32,801,000

National Capital Region (NCR)	24,592,000	6,196,000	2,013,000	32,801,000

Central Office	24,592,000	6,196,000	2,013,000	32,801,000
Locally-Funded Project(s)		100,000,000		100,000,000

Complementary Feeding Program		100,000,000		100,000,000

National Capital Region (NCR)		100,000,000		100,000,000

Central Office		100,000,000		100,000,000
ENVIRONMENTAL AND OCCUPATIONAL HEALTH SUB-PROGRAM		2,062,000		2,062,000

Environmental and Occupational Health		2,062,000		2,062,000

National Capital Region (NCR)		2,062,000		2,062,000

Central Office		2,062,000		2,062,000
FAMILY HEALTH SUB-PROGRAM		12,205,012,000		12,205,012,000

Family Health, Immunization, Nutrition and Responsible Parenting		12,205,012,000		12,205,012,000

National Capital Region (NCR)		11,778,766,000		11,778,766,000

Central Office		11,688,273,000		11,688,273,000
Metro Manila Centers for Health Development		90,493,000		90,493,000
Region I - Ilocos		20,936,000		20,936,000

Ilocos Centers for Health Development		20,936,000		20,936,000
Cordillera Administrative Region (CAR)		7,782,000		7,782,000

Cordillera Centers for Health Development		7,782,000		7,782,000
Region II - Cagayan Valley		23,141,000		23,141,000

Cagayan Valley Centers for Health Development		23,141,000		23,141,000
Region III - Central Luzon		56,223,000		56,223,000

Central Luzon Centers for Health Development		56,223,000		56,223,000
Region IVA - CALABARZON		76,525,000		76,525,000

CALABARZON Centers for Health Development		76,525,000		76,525,000
Region IVB - MIMAROPA		14,731,000		14,731,000

MIMAROPA Centers for Health Development		14,731,000		14,731,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	977
DEPARTMENT OF HEALTH

Region V - Bicol	21,346,000	21,346,000

Bicol Centers for Health Development	21,346,000	21,346,000
Region VI - Western Visayas	35,913,000	35,913,000

Western Visayas Centers for Health Development	35,913,000	35,913,000
Region VII - Central Visayas	34,751,000	34,751,000

Central Visayas Centers for Health Development	34,751,000	34,751,000
Region VIII - Eastern Visayas	18,740,000	18,740,000

Eastern Visayas Centers for Health Development	18,740,000	18,740,000
Region IX - Zamboanga Peninsula	17,686,000	17,686,000

Zamboanga Peninsula Centers for Health Development	17,686,000	17,686,000
Region X - Northern Mindanao	20,977,000	20,977,000

Northern Mindanao Centers for Health Development	20,977,000	20,977,000
Region XI - Davao	33,192,000	33,192,000

Davao Region Centers for Health Development	33,192,000	33,192,000
Region XII - SOCCSKSARGEN	28,969,000	28,969,000

SOCCSKSARGEN Centers for Health Development	28,969,000	28,969,000
Region XIII - CARAGA	15,334,000	15,334,000

Caraga Centers for Health Development	15,334,000	15,334,000
PREVENTION AND CONTROL OF COMMUNICABLE DISEASES SUB-PROGRAM	8,235,001,000	8,235,001,000

Prevention and Control of Communicable Diseases	8,220,953,000	8,220,953,000

National Capital Region (NCR)	8,220,953,000	8,220,953,000

Central Office	8,220,953,000	8,220,953,000
Assistance to Philippine Tuberculosis Society (PTS)	14,048,000	14,048,000

National Capital Region (NCR)	14,048,000	14,048,000

Central Office	14,048,000	14,048,000
PREVENTION AND CONTROL OF NON-COMMUNICABLE DISEASES SUB-PROGRAM	1,062,443,000	1,062,443,000

Prevention and Control of Non-Communicable Diseases	562,443,000	562,443,000

978	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Capital Region (NCR)		562,443,000		562,443,000

Central Office		562,443,000		562,443,000
National Integrated Cancer Control Program, including Cancer Medicines for Children		500,000,000		500,000,000

National Capital Region (NCR)		500,000,000		500,000,000

Central Office		500,000,000		500,000,000
EPIDEMIOLOGY AND SURVEILLANCE PROGRAM	15,154,000	143,477,000		158,631,000

Epidemiology and Surveillance	15,154,000	143,477,000		158,631,000

National Capital Region (NCR)	15,154,000	143,477,000		158,631,000

Central Office	15,154,000	143,477,000		158,631,000
HEALTH EMERGENCY MANAGEMENT PROGRAM	8,628,000	464,965,000	329,547,000	803,140,000

Health Emergency Preparedness and Response	8,628,000	244,965,000	29,547,000	283,140,000

National Capital Region (NCR)	8,628,000	187,221,000	29,547,000	225,396,000

Central Office	8,628,000	181,132,000	29,547,000	219,307,000
Metro Manila Centers for Health Development		6,089,000		6,089,000
Region I - Ilocos		3,809,000		3,809,000

Ilocos Centers for Health Development		3,809,000		3,809,000
Cordillera Administrative Region (CAR)		1,828,000		1,828,000

Cordillera Centers for Health Development		1,828,000		1,828,000
Region II - Cagayan Valley		1,994,000		1,994,000

Cagayan Valley Centers for Health Development		1,994,000		1,994,000
Region III - Central Luzon		4,891,000		4,891,000

Central Luzon Centers for Health Development		4,891,000		4,891,000
Region IVA - CALABARZON		4,057,000		4,057,000

CALABARZON Centers for Health Development		4,057,000		4,057,000
Region IVB - MIMAROPA		3,998,000		3,998,000

MIMAROPA Centers for Health Development		3,998,000		3,998,000
Region V - Bicol		4,520,000		4,520,000

Bicol Centers for Health Development		4,520,000		4,520,000
Region VI - Western Visayas		6,471,000		6,471,000

Western Visayas Centers for Health Development		6,471,000		6,471,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	979
DEPARTMENT OF HEALTH

Region VII - Central Visayas		3,997,000		3,997,000

Central Visayas Centers for Health Development		3,997,000		3,997,000
Region VIII - Eastern Visayas		3,734,000		3,734,000

Eastern Visayas Centers for Health Development		3,734,000		3,734,000
Region IX - Zamboanga Peninsula		3,972,000		3,972,000

Zamboanga Peninsula Centers for Health Development		3,972,000		3,972,000
Region X - Northern Mindanao		4,418,000		4,418,000

Northern Mindanao Centers for Health Development		4,418,000		4,418,000
Region XI - Davao		3,606,000		3,606,000

Davao Region Centers for Health Development		3,606,000		3,606,000
Region XII - SOCCSKSARGEN		3,782,000		3,782,000

SOCCSKSARGEN Centers for Health Development		3,782,000		3,782,000
Region XIII - CARAGA		2,667,000		2,667,000

Caraga Centers for Health Development		2,667,000		2,667,000
Quick Response Fund		220,000,000	300,000,000	520,000,000

National Capital Region (NCR)		220,000,000	300,000,000	520,000,000

Central Office		220,000,000	300,000,000	520,000,000
Access to curative and rehabilitative health care services improved	34,863,842,000	11,561,372,000	2,885,136,000	49,310,350,000

HEALTH FACILITIES OPERATION PROGRAM	34,863,842,000	11,561,372,000	2,885,136,000	49,310,350,000

CURATIVE HEALTH CARE SUB-PROGRAM	34,238,743,000	10,903,768,000	2,885,136,000	48,027,647,000

Operations of Blood Centers and National Voluntary Blood Services Program	8,241,000	278,683,000		286,924,000

National Capital Region (NCR)	8,241,000	243,310,000		251,551,000

Central Office	8,241,000	243,310,000		251,551,000
Region I - Ilocos		3,183,000		3,183,000

Ilocos Centers for Health Development		3,183,000		3,183,000
Region II - Cagayan Valley		3,183,000		3,183,000

Cagayan Valley Centers for Health Development		3,183,000		3,183,000
Region III - Central Luzon		3,183,000		3,183,000

Central Luzon Centers for Health Development		3,183,000		3,183,000

980	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region V - Bicol		5,090,000		5,090,000

Bicol Centers for Health Development		5,090,000		5,090,000
Region VII - Central Visayas		6,702,000		6,702,000

Central Visayas Centers for Health Development		6,702,000		6,702,000
Region VIII - Eastern Visayas		1,833,000		1,833,000

Eastern Visayas Centers for Health Development		1,833,000		1,833,000
Region IX - Zamboanga Peninsula		1,832,000		1,832,000

Zamboanga Peninsula Centers for Health Development		1,832,000		1,832,000
Region X - Northern Mindanao		1,832,000		1,832,000

Northern Mindanao Centers for Health Development		1,832,000		1,832,000
Region XI - Davao		6,702,000		6,702,000

Davao Region Centers for Health Development		6,702,000		6,702,000
Region XII - SOCCSKSARGEN		1,833,000		1,833,000

SOCCSKSARGEN Centers for Health Development		1,833,000		1,833,000

Operations of DOH Hospitals in Metro Manila (MM)	9,576,321,000	2,525,558,000	453,000,000	12,554,879,000

National Capital Region (NCR)	9,576,321,000	2,525,558,000	453,000,000	12,554,879,000

’Amang’ Rodriguez Medical Center	744,481,000	125,109,000	30,000,000	899,590,000
East Avenue Medical Center	1,223,901,000	560,404,000	388,000,000	2,172,305,000
Jose Fabella Memorial Hospital	840,069,000	223,669,000		1,063,738,000
Jose R. Reyes Memorial Medical Center	1,084,483,000	140,018,000	10,000,000	1,234,501,000
National Center for Geriatric Health		60,238,000		68,238,000
National Center for Mental Health	1,058,406,000	448,557,000		1,506,963,000
National Children’s Hospital	519,363,000	75,188,000		594,551,000
Philippine Cancer Center		29,040,000		29,040,000
Philippine Orthopedic Center	717,885,000	206,140,000	10,000,000	934,025,000
Quirino Memorial Medical Center	923,607,000	163,302,000		1,086,909,000
Research Institute for Tropical Medicines	458,211,000	111,868,000		570,079,000
Rizal Medical Center	922,123,000	106,759,000	5,000,000	1,033,882,000
San Lazaro Hospital	622,910,000	182,976,000	10,000,000	815,886,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	981
DEPARTMENT OF HEALTH

Tondo Medical Center	460,882,000	92,290,000		553,172,000
Operations of DOH Regional Hospitals and Other Health Facilities	24,654,181,000	7,640,197,000	2,395,136,000	34,689,514,000

National Capital Region (NCR)	1,456,444,000	452,445,000	27,500,000	1,936,389,000

Dr. Jose N. Rodriguez Memorial Hospital	623,607,000	197,938,000	15,000,000	836,545,000
Las Piñas General Hospital and Satellite Trauma Center	345,168,000	114,480,000	5,000,000	464,648,000
San Lorenzo Ruiz Women’s Hospital	90,520,000	47,482,000		138,002,000
Valenzuela Medical Center	397,149,000	92,545,000	7,500,000	497,194,000
Region I - Ilocos	2,038,378,000	401,295,000	50,000,000	2,489,673,000

Ilocos Training and Regional Medical Center	618,341,000	131,888,000	12,500,000	762,729,000
Mariano Marcos Memorial Hospital and Medical Center	414,641,000	140,159,000	10,000,000	564,800,000
Region I Medical Center	1,005,396,000	129,248,000	27,500,000	1,162,144,000
Cordillera Administrative Region (CAR)	1,512,047,000	348,958,000	57,500,000	1,918,505,000

Baguio General Hospital and Medical Center	1,126,924,000	239,685,000	30,000,000	1,396,609,000
Conner District Hospital	60,213,000	11,348,000	10,000,000	81,561,000
Far North Luzon General Hospital and Training Center	152,827,000	51,231,000	10,000,000	214,058,000
Luis Hora Memorial Regional Hospital	172,083,000	46,694,000	7,500,000	226,277,000
Region II - Cagayan Valley	1,769,012,000	536,977,000	45,000,000	2,350,989,000

Batanes General Hospital	86,698,000	29,020,000	7,500,000	123,218,000
Cagayan Valley Medical Center	874,052,000	209,426,000	17,500,000	1,100,978,000
Region II Trauma and Medical Center	414,044,000	105,678,000	7,500,000	527,222,000
Southern Isabela General Hospital	394,218,000	192,853,000	12,500,000	599,571,000
Region III - Central Luzon	2,608,154,000	668,313,000	70,000,000	3,346,467,000

Bataan General Hospital	628,307,000	160,098,000	10,000,000	798,405,000
Dr. Paulino J. Garcia Memorial Research and Medical Center	813,092,000	164,642,000	20,000,000	997,734,000
Jose B. Lingad Memorial General Hospital	828,713,000	138,476,000	25,000,000	992,189,000
Mariveles Mental Hospital	210,632,000	150,292,000	10,000,000	370,924,000
Talavera Extension Hospital	127,410,000	54,805,000	5,000,000	187,215,000

982	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVA - CALABARZON	1,054,896,000	277,877,000	50,000,000	1,382,773,000

Batangas Medical Center	1,054,896,000	163,619,000	40,000,000	1,258,515,000
Maria L. Eleazar General Hospital		53,929,000		53,929,000
Southern Tagalog Regional Hospital		60,329,000	10,000,000	70,329,000
Region IVB - MIMAROPA	338,080,000	107,486,000	25,000,000	470,566,000

Culion Sanitarium and General Hospital	135,233,000	46,136,000	12,500,000	193,869,000
Ospital ng Palawan	202,847,000	61,350,000	12,500,000	276,697,000
Region V - Bicol	1,450,834,000	604,281,000	40,000,000	2,095,115,000

Bicol Medical Center	807,431,000	232,795,000	20,000,000	1,060,226,000
Bicol Region General Hospital and Geriatric Medical Center	161,779,000	217,201,000	5,000,000	383,980,000
Bicol Regional Training & Teaching Hospital	481,624,000	154,285,000	15,000,000	650,909,000
Region VI - Western Visayas	1,629,982,000	418,233,000	45,000,000	2,093,215,000

Corazon Locsin-Montelibano Memorial Regional Hospital	724,333,000	168,913,000	15,000,000	908,246,000
Don Jose S. Manfort Medical Center Extension Hospital	71,969,000	31,629,000	5,000,000	108,598,000
Western Visayas Medical Center	738,868,000	170,091,000	17,500,000	926,459,000
Western Visayas Sanitarium	94,812,000	47,600,000	7,500,000	149,912,000
Region VII - Central Visayas	2,368,409,000	995,081,000	1,740,136,000	5,103,626,000

Don Emilio del Valle Memorial Hospital	72,865,000	77,261,000	7,500,000	157,626,000
Eversley Childs Sanitarium	63,833,000	64,120,000	12,500,000	140,453,000
Governor Celestino Gallares Memorial Hospital	496,064,000	216,312,000	1,520,136,000	2,232,512,000
St. Anthony Mother and Child Hospital	60,962,000	28,616,000	5,000,000	94,578,000
Talisay District Hospital	328,301,000	52,167,000	5,000,000	385,468,000
Vicente Sotto, Sr. Memorial Medical Center	1,346,384,000	556,605,000	190,000,000	2,092,989,000
Region VIII - Eastern Visayas	867,152,000	239,365,000	25,000,000	1,131,517,000

Eastern Visayas Regional Medical Center	800,017,000	214,980,000	25,000,000	1,039,997,000
Schistomiasis Hospital	67,135,000	24,385,000		91,520,000
Region IX - Zamboanga Peninsula	1,665,422,000	492,495,000	45,000,000	2,202,917,000

Basilan General Hospital	121,204,000	21,057,000	5,000,000	147,261,000
Dr. Jose Rizal Memorial Hospital	191,017,000	46,672,000	5,000,000	242,689,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	983
DEPARTMENT OF HEALTH

Labuan Public Hospital	52,765,000	26,795,000	5,000,000	84,560,000
Margosatubig Regional Hospital	371,878,000	54,078,000	5,000,000	430,956,000
Mindanao Central Sanitarium	77,011,000	134,768,000	5,000,000	216,779,000
Sulu Sanitarium	62,444,000	15,755,000	5,000,000	83,199,000
Zamboanga City Medical Center	789,103,000	193,370,000	15,000,000	997,473,000
Region X - Northern Mindanao	1,875,594,000	567,831,000	47,500,000	2,490,925,000

Amai Pakpak Medical Center	501,082,000	174,954,000	12,500,000	688,536,000
Camiguin General Hospital		87,431,000		87,431,000
Mayor Hilarion Ramiro, Sr. Regional Training and Teaching Hospital	371,291,000	103,707,000	15,000,000	489,998,000
Medina Extension Hospital		31,527,000		31,527,000
Northern Mindanao Medical Center	1,003,221,000	170,212,000	20,000,000	1,193,433,000
Region XI - Davao	2,916,228,000	1,025,463,000	60,000,000	4,001,691,000

Davao Regional Medical Center	775,901,000	248,141,000	22,500,000	1,046,542,000
Southern Philippines Medical Center	2,140,327,000	777,322,000	37,500,000	2,955,149,000
Region XII - SOCCSKSARGEN	611,801,000	320,253,000	27,500,000	959,554,000

Cotabato Regional and Medical Center	551,578,000	195,998,000	17,500,000	765,076,000
Cotabato Sanitarium	60,223,000	61,201,000	10,000,000	131,424,000
SOCCSKSARGEN General Hospital		63,054,000		63,054,000
Region XIII - CARAGA	491,748,000	183,844,000	40,000,000	715,592,000

Adela Serra Ty Memorial Medical Center	262,540,000	87,496,000	20,000,000	370,036,000
Caraga Regional Hospital	229,208,000	73,535,000	20,000,000	322,743,000
Siargao Island Medical Center		22,813,000		22,813,000
Operations of National Reference Laboratories		459,330,000	37,000,000	496,330,000

National Capital Region (NCR)		459,330,000	37,000,000	496,330,000

Central Office		10,825,000		10,825,000
East Avenue Medical Center		34,046,000	37,000,000	71,046,000
Research Institute for Tropical Medicines		393,794,000		393,794,000
San Lazaro Hospital		20,665,000		20,665,000
REHABILITATIVE HEALTH CARE SUB-PROGRAM	625,099,000	657,604,000		1,282,703,000

984	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operation of Dangerous Drug Abuse Treatment and Rehabilitation Centers	625,099,000	657,604,000	1,282,703,000

National Capital Region (NCR)	92,677,000	177,602,000	270,279,000

Central Office		77,047,000	77,047,000
Bicutan Rehabilitation Center	92,677,000	94,156,000	186,833,000
Las Piñas Drug Abuse Treatment and Rehabilitation Center		6,399,000	6,399,000
Region I - Ilocos	63,765,000	42,950,000	106,715,000

Dagupan Rehabilitation Center	63,765,000	29,907,000	93,672,000
San Fernando, La Union Treatment and Rehabilitation Center		13,043,000	13,043,000
Cordillera Administrative Region (CAR)		4,428,000	4,428,000

Bauko, Mountain Province Treatment and Rehabilitation Center		4,428,000	4,428,000
Region II - Cagayan Valley	37,198,000	24,632,000	61,830,000

Isabela Rehabilitation Center	37,198,000	24,632,000	61,830,000
Region III - Central Luzon	42,961,000	99,879,000	142,840,000

Central Luzon Centers for Health Development		73,764,000	73,764,000
Bataan Rehabilitation Center	42,961,000	26,115,000	69,076,000
Region IVA - CALABARZON	70,048,000	32,433,000	102,481,000

Tagaytay Rehabilitation Center	70,048,000	32,433,000	102,481,000
Region V - Bicol	79,250,000	54,101,000	133,351,000

Camarines Sur Rehabilitation Center	41,229,000	27,601,000	68,830,000
Malinao, Albay Rehabilitation Center	38,021,000	26,500,000	64,521,000
Region VI - Western Visayas	32,428,000	25,147,000	57,575,000

Pototan, Iloilo Rehabilitation Center	32,428,000	25,147,000	57,575,000
Region VII - Central Visayas	78,262,000	57,177,000	135,439,000

Argao, Cebu Rehabilitation Center	49,176,000	33,845,000	83,021,000
Cebu City Rehabilitation Center	29,086,000	23,332,000	52,418,000
Region VIII - Eastern Visayas	41,088,000	23,738,000	64,826,000

Dulag, Leyte Rehabilitation Center	41,088,000	23,738,000	64,826,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	985
DEPARTMENT OF HEALTH

Region IX - Zamboanga Peninsula		8,409,000		8,409,000

Zamboanga City Treatment and Rehabilitation Center		8,409,000		8,409,000
Region X - Northern Mindanao	46,408,000	42,934,000		89,342,000

Cagayan de Oro Rehabilitation Center	46,408,000	25,353,000		71,761,000
Malaybalay, Bukidnon Treatment and Rehabilitation Center		17,581,000		17,581,000
Region XI - Davao		13,041,000		13,041,000

Malaagos, Davao Treament and Rehabilitation Center		13,041,000		13,041,000
Region XII - SOCCKSARGEN		13,042,000		13,042,000

Alabel, Sarangani Treatment and Rehabilitation Center		13,042,000		13,042,000
Region XIII - CARAGA	41,014,000	38,091,000		79,105,000

Caraga Rehabilitation Center	41,014,000	21,024,000		62,038,000
San Francisco, Agusan Del Sur Treatment and Rehabilitation Center		17,067,000		17,067,000
Access to safe and quality health commodities, devices and facilities ensured	813,408,000	183,674,000	80,000,000	1,077,082,000

HEALTH REGULATORY PROGRAM	813,408,000	183,674,000	80,000,000	1,077,082,000

HEALTH FACILITIES AND SERVICES REGULATION SUB-PROGRAM	234,925,000	112,722,000		347,647,000

Regulation of Health Facilities and Services	47,136,000	29,892,000		77,028,000

National Capital Region (NCR)	47,136,000	29,892,000		77,028,000

Central Office	47,136,000	29,892,000		77,028,000
Regulation of Regional Health Facilities and Services	187,789,000	82,830,000		270,619,000

National Capital Region (NCR)	12,676,000	5,029,000		17,705,000

Metro Manila Centers for Health Development	12,676,000	5,029,000		17,705,000
Region I - Ilocos	12,453,000	6,992,000		19,445,000

Ilocos Centers for Health Development	12,453,000	6,992,000		19,445,000
Cordillera Administrative Region (CAR)	9,918,000	3,624,000		13,542,000

Cordillera Centers for Health Development	9,918,000	3,624,000		13,542,000
Region II - Cagayan Valley	10,918,000	5,552,000		16,470,000

Cagayan Valley Centers for Health Development	10,918,000	5,552,000		16,470,000

986	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region III - Central Luzon	13,275,000	7,309,000		20,584,000

Central Luzon Centers for Health Development	13,275,000	7,309,000		20,584,000
Region IVA - CALABARZON	13,440,000	4,760,000		18,200,000

CALABARZON Centers for Health Development	13,440,000	4,760,000		18,200,000
Region IVB - MIMAROPA	12,406,000	4,217,000		16,623,000

MIMAROPA Centers for Health Development	12,406,000	4,217,000		16,623,000
Region V - Bicol	11,621,000	5,042,000		16,663,000

Bicol Centers for Health Development	11,621,000	5,042,000		16,663,000
Region VI - Western Visayas	11,774,000	4,803,000		16,577,000

Western Visayas Centers for Health Development	11,774,000	4,803,000		16,577,000
Region VII - Central Visayas	12,018,000	3,802,000		15,820,000

Central Visayas Centers for Health Development	12,018,000	3,802,000		15,820,000
Region VIII - Eastern Visayas	9,636,000	3,276,000		12,912,000

Eastern Visayas Centers for Health Development	9,636,000	3,276,000		12,912,000
Region IX - Zamboanga Peninsula	12,652,000	4,481,000		17,133,000

Zamboanga Peninsula Centers for Health Development	12,652,000	4,481,000		17,133,000
Region X - Northern Mindanao	11,707,000	7,402,000		19,109,000

Northern Mindanao Centers for Health Development	11,707,000	7,402,000		19,109,000
Region XI - Davao	12,230,000	5,827,000		18,057,000

Davao Region Centers for Health Development	12,230,000	5,827,000		18,057,000
Region XII - SOCCSKSARGEN	11,640,000	4,514,000		16,154,000

SOCCSKSARGEN Centers for Health Development	11,640,000	4,514,000		16,154,000
Region XIII - CARAGA	9,425,000	6,200,000		15,625,000

Caraga Centers for Health Development	9,425,000	6,200,000		15,625,000
CONSUMER HEALTH AND WELFARE SUB-PROGRAM	411,147,000	20,000,000	80,000,000	511,147,000

Regulation of Health Establishments and Products	411,147,000	20,000,000	80,000,000	511,147,000

National Capital Region (NCR)	411,147,000	20,000,000	80,000,000	511,147,000

Food and Drug Administration	411,147,000	20,000,000	80,000,000	511,147,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	987
DEPARTMENT OF HEALTH

ROUTINE QUARANTINE SERVICES SUB-PROGRAM		167,336,000						167,336,000

Provision of Quarantine Services and International Health Surveillance		167,336,000						167,336,000

National Capital Region (NCR)		167,336,000						167,336,000

Bureau of Quarantine		167,336,000						167,336,000
HEALTH TECHNOLOGY ASSESSMENT SUB-PROGRAM				50,952,000				50,952,000

Health Technology Assessment				50,952,000				50,952,000

National Capital Region (NCR)				50,952,000				50,952,000

Central Office				50,952,000				50,952,000
Access to social health protection assured				17,128,992,000				17,128,992,000

SOCIAL HEALTH PROTECTION PROGRAM				17,128,992,000				17,128,992,000

Assistance to Indigent Patients either Confined or Out-Patient in Government Hospitals/Specialty Hospitals/LGU Hospitals/Philippine General Hospital/West Visayas State University Hospital				17,008,992,000				17,008,992,000

National Capital Region (NCR)				17,008,992,000				17,008,992,000

Central Office				17,008,992,000				17,008,992,000
Cancer Assistance Fund				120,000,000				120,000,000
National Capital Region (NCR)				120,000,000				120,000,000
Central Office				120,000,000				120,000,000
Sub-total, Operations		52,314,323,000		57,558,233,000		14,581,422,000		124,453,978,000

TOTAL NEW APPROPRIATIONS	₱	61,140,610,000	₱	58,653,430,000	₱	14,659,422,000	₱	134,453,462,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	27,523,417

Total Permanent Positions	27,523,417

988	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation Common to All
Personnel Economic Relief Allowance	1,467,732
Representation Allowance	31,831
Transportation Allowance	29,431
Clothing and Uniform Allowance	374,742
Honoraria	4,462
Mid-Year Bonus - Civilian	2,293,622
Year End Bonus	2,293,622
Cash Gift	312,285
Productivity Enhancement Incentive	312,285
Step Increment	68,803

Total Other Compensation Common to All	7,188,815

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	4,539,229
Night Shift Differential Pay	90,652
Lump-sum for filling of Positions - Civilian	5,207,290

Total Other Compensation for Specific Groups	9,837,171

Other Benefits
PAG-IBIG Contributions	74,950
PhilHealth Contributions	291,773
Employees Compensation Insurance Premiums	74,950
Terminal Leave	357,275

Total Other Benefits	798,948

Non-Permanent Positions	15,792,259

Total Personnel Services	61,140,610

Maintenance and Other Operating Expenses
Travelling Expenses	254,887
Training and Scholarship Expenses	881,866
Supplies and Materials Expenses	33,632,494
Utility Expenses	585,513
Communication Expenses	118,851
Awards/Rewards and Prizes	18,806
Survey, Research, Exploration and Development Expenses	53,437
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	9,602
Professional Services	1,950,582
General Services	479,176
Repairs and Maintenance	115,332
Financial Assistance/Subsidy	18,518,161
Taxes, Insurance Premiums and Other Fees	88,142
Labor and Wages	8,097
Other Maintenance and Operating Expenses
Advertising Expenses	296,024
Printing and Publication Expenses	58,296
Representation Expenses	150,344
Transportation and Delivery Expenses	378,536
Rent/Lease Expenses	456,424

DECEMBER 28, 2020	OFFICIAL GAZETTE	989
DEPARTMENT OF HEALTH

Membership Dues and Contributions to Organizations	241
Subscription Expenses	44,327
Litigation/Acquired Assets Expenses	1,909
Other Maintenance and Operating Expenses	552,383

Total Maintenance and Other Operating Expenses	58,653,430

Total Current Operating Expenditures	119,794,040

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,643,431
Machinery and Equipment Outlay	8,695,304
Transportation Equipment Outlay	281,000
Furniture, Fixtures and Books Outlay	39,687

Total Capital Outlays	14,659,422

TOTAL NEW APPROPRIATIONS	134,453,462

B. NATIONAL NUTRITION COUNCIL

For general administration and support, and operations, as indicated hereunder	₱488,021,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	23,741,000	₱	11,530,000	₱		₱	35,271,000
Operations		46,725,000		385,311,000		20,714,000		452,750,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		46,725,000		385,311,000		20,714,000		452,750,000

TOTAL NEW APPROPRIATIONS	₱	70,466,000	₱	396,841,000	₱	20,714,000	₱	488,021,000

Special Provision(s)

1.    Online Tracker for First 1,000 Days Programs and Expenditures. Pursuant to Section 14 of R.A. No. 11148 or the “Kalusugan at Nutrisyon ng Mag-Nanay Act,” the National Nutrition Council (NNC) shall identify and publish under the transparency seal of their official website, quarterly reports on all programs, activities, and projects, and the corresponding key performance indicators, appropriations and disbursements thereof, which are related to the health nutrition of adolescent females, pregnant and lactating women, infants and young children by all departments and local government units.

The NNC shall send written notice when said reports have been submitted or posted on its website to the Department of Budget and Management (DBM), House Committee on Appropriations, and Senate Committee on Finance.

2.    Reporting and Posting Requirements. The NNC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

b)    NNC’s website.

990	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

The HHC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

PROGRAMS
General Administration and Support
General Management and Supervision	₱	22,433,000	₱	10,197,000	₱		₱	32,630,000
Human Resource Development				1,333,000				1,333,000
Administration of Personnel Benefits		1,308,000						1,308,000

Sub-total, General Administration and Support		23,741,000		11,530,000				35,271,000

Operations
Improved access to quality nutrition and nutrition-sensitive services		46,725,000		385,311,000		20,714,000		452,750,000

NATIONAL NUTRITION MANAGEMENT PROGRAM		46,725,000		385,311,000		20,714,000		452,750,000

Nutrition policy, standards, plan and program development and coordination		6,685,000		884,000				7,569,000
Philippine food and nutrition surveillance		5,268,000		16,331,000		20,714,000		42,313,000
Promotion of good nutrition		5,574,000		80,842,000				86,416,000
Assistance to national, local nutrition and related programs		29,198,000		287,254,000				316,452,000

Sub-total, Operations		46,725,000		385,311,000		20,714,000		452,750,000

TOTAL NEW APPROPRIATIONS	₱	70,466,000	₱	396,841,000	₱	20,714,000	₱	488,021,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 28, 2020	OFFICIAL GAZETTE	991
DEPARTMENT OF HEALTH

Permanent Positions
Basic Salary	45,244

Total Permanent Positions	45,244

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	1,062
Transportation Allowance	1,062
Clothing and Uniform Allowance	486
Mid-Year Bonus - Civilian	3,770
Year End Bonus	3,770
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	113

Total Other Compensation Common to All	13,017

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	10,287

Total Other Compensation for Specific Groups	10,287

Other Benefits
PAG-IBIG Contributions	97
PhilHealth Contributions	416
Employees Compensation Insurance Premiums	97
Terminal Leave	1,308

Total Other Benefits	1,918

Total Personnel Services	70,466

Maintenance and Other Operating Expenses
Travelling Expenses	57,691
Training and Scholarship Expenses	14,333
Supplies and Materials Expenses	22,891
Utility Expenses	2,349
Communication Expenses	6,225
Awards/Rewards and Prizes	9,132
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	136
Professional Services	81,207
General Services	3,418
Repairs and Maintenance	2,636
Financial Assistance/Subsidy	110,893
Taxes, Insurance Premiums and Other Fees	605
Other Maintenance and Operating Expenses
Advertising Expenses	45,000
Printing and Publication Expenses	10,550
Representation Expenses	18,034
Transportation and Delivery Expenses	1,401
Rent/Lease Expenses	5,017

992	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Subscription Expenses	2,085
Other Maintenance and Operating Expenses	3,238

Total Maintenance and Other Operating Expenses	396,841

Total Current Operating Expenditures	467,307

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	20,714

Total Capital Outlays	20,714

TOTAL NEW APPROPRIATIONS	488,021

DECEMBER 28, 2020	OFFICIAL GAZETTE	993
DEPARTMENT OF HEALTH

GENERAL SUMMARY

DEPARTMENT OF HEALTH

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	61,140,610,000	₱	58,653,430,000	₱	14,659,422,000	₱	134,453,462,000
B. NATIONAL NUTRITION COUNCIL		70,466,000		396,841,000		20,714,000		488,021,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HEALTH	₱	61,211,076,000	₱	59,050,271,000	₱	14,680,136,000	₱	134,941,483,000

994	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations as indicated hereunder	₱	465,137,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	69,414,000		50,128,000		₱	119,542,000
Support to Operations		10,852,000		8,223,000			19,075,000
Operations		130,712,000		195,808,000			326,520,000

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM		52,528,000		135,405,000			187,933,000
LAND USE, HOUSING AND REAL ESTATE REGULATORY PROGRAM		53,601,000		10,307,000			63,908,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM		24,583,000		50,096,000			74,679,000

TOTAL NEW APPROPRIATIONS	₱	210,978,000	₱	254,159,000		₱	465,137,000

Special Provision(s)

1. Oversight on Resettlement Governance. The Department of Human Settlements and Urban Development (DHSUD) shall co-develop and approve the program and work and financial plans on resettlement governance. The DHSUD shall develop appropriate policies to:

(i) Expand railway project footprint to include land to be allotted for socialized housing; and

(ii) Enable implementation of the provisions of the Fisheries Code on fisherfolk settlements.

The DHSUD, together with the Home Development Mutual Fund (HDNF), shall support the organization of PAG-IBIG fund members and Informal Settlers who are PAG-IBIG fund members affected by the infrastructure projects of the Department of Public works and Highways (DPHH) and the Department of Transportation (DOTr) as they collectively transact with land owners, designers and property developers.

2. Land Use and Zoning Guidelines for Socialized and Low-Cost Housing in the Vicinity of Train Stations. The DHSUD, in consultation with the National Economic and Development Authority, DOTr and Local Government Units (LGUs) in Regions III, IV-A, and V, shall develop land use and zoning guidelines to expand the scope for socialized and low-cost housing in the vicinity or in the approach to train stations. It shall also propose public investments, in addition to the roads already included in the DOTr-DPMII convergence programs, such as open spaces, drainage, and essential facilities around these new urban developments, which will be financed under a framework of National Government-LGU cost-sharing from 2022 onwards.

3. Housing Rental Subsidy Program. The DHSUD shall study, formulate, adopt and implement a National Housing Rental Subsidy Program to provide for an immediate and economical interim solution to shelter needs of persons affected by disasters.

4. Reporting and Posting Requirements. The DHSUD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DHSUD’s website.

The DHSUD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	995
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

New appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	53,848,000	₱	50,128,000		₱	103,976,000

National Capital Region (NCR)		35,277,000		33,070,000			68,347,000

Central Office		29,478,000		31,485,000			60,963,000
Regional Office - NCR		5,799,000		1,585,000			7,384,000
Region I - Ilocos		898,000		1,277,000			2,175,000

Regional Office - I		898,000		1,277,000			2,175,000
Cordillera Administrative Region (CAR)		1,044,000		1,243,000			2,287,000

Regional Office - CAR		1,044,000		1,243,000			2,287,000
Region II - Cagayan Valley		1,904,000		1,287,000			3,191,000

Regional Office - II		1,904,000		1,287,000			3,191,000
Region III - Central Luzon		2,668,000		1,325,000			3,993,000

Regional Office - III		2,668,000		1,325,000			3,993,000
Region IVA - CALABARZON		4,085,000		1,622,000			5,707,000

Regional Office - IV-A		4,085,000		1,622,000			5,707,000
Region V - Bicol		898,000		898,000			1,796,000

Regional Office - V		898,000		898,000			1,796,000
Region VI - Western Visayas		1,661,000		907,000			2,568,000

Regional Office - VI		1,661,000		907,000			2,568,000
Region VII - Central Visayas		1,904,000		1,941,000			3,845,000

Regional Office - VII		1,904,000		1,941,000			3,845,000
Region VIII - Eastern Visayas		520,000		1,077,000			1,597,000

Regional Office - VIII		520,000		1,077,000			1,597,000
Region IX - Zamboanga Peninsula		382,000		1,097,000			1,479,000

Regional Office - IX		382,000		1,097,000			1,479,000

996	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao	382,000	1,375,000	1,757,000

Regional Office - X	382,000	1,375,000	1,757,000
Region XI - Davao	1,281,000	1,906,000	3,187,000

Regional Office - XI	1,281,000	1,906,000	3,187,000
Region XII - SOCCSKSARGEN	944,000	1,103,000	2,047,000

Regional Office - XII	944,000	1,103,000	2,047,000
Administration of Personnel Benefits	15,566,000		15,566,000

National Capital Region (NCR)	15,566,000		15,566,000

Central Office	15,566,000		15,566,000

Sub-total, General Administration and Support	69,414,000	50,128,000	119,542,000

Support to Operations
Technical support to management on program conceptualization and development, coordination and monitoring	10,852,000	8,223,000	19,075,000

National Capital Region (NCR)	10,852,000	8,223,000	19,075,000

Central Office	10,852,000	8,223,000	19,075,000

Sub-total, Support to Operations	10,852,000	8,223,000	19,075,000

Operations
Adequate and affordable housing provided and communities orderly developed	130,712,000	195,808,000	326,520,000

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM	52,528,000	135,405,000	187,933,000

Policy Formulation and Monitoring of Housing Agencies and Stakeholders	9,232,000	23,637,000	32,869,000

National Capital Region (NCR)	9,232,000	23,637,000	32,869,000

Central Office	9,232,000	23,637,000	32,869,000
Subdivision Survey of Proclaimed Lands for Socialized Housing		16,647,000	16,647,000

National Capital Region (NCR)		7,973,000	7,973,000

Central Office		7,098,000	7,098,000
Regional Office - NCR		875,000	875,000
Region I - Ilocos		500,000	500,000

Regional Office - I		500,000	500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	997

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Cordillera Administrative Region (CAR)	500,000	500,000

Regional Office - CAR	500,000	500,000
Region II - Cagayan Valley	500,000	500,000

Regional Office - II	500,000	500,000
Region III - Central Luzon	750,000	750,000

Regional Office - III	750,000	750,000
Region IVA - CALABARZON	928,000	928,000

Regional Office - IV-A	928,000	928,000
Region IVB - MIMAROPA	567,000	567,000

Regional Office - IV-B	567,000	567,000
Region V - Bicol	427,000	427,000

Regional Office - V	427,000	427,000
Region VI - Western Visayas	520,000	520,000

Regional Office - VI	520,000	520,000
Region VII - Central Visayas	822,000	822,000

Regional Office - VII	822,000	822,000
Region VIII - Eastern Visayas	351,000	351,000

Regional Office - VIII	351,000	351,000
Region IX - Zamboanga Peninsula	417,000	417,000

Regional Office - IX	417,000	417,000
Region X - Northern Mindanao	652,000	652,000

Regional Office - X	652,000	652,000
Region XI - Davao	712,000	712,000

Regional Office - XI	712,000	712,000
Region XII - SOCCSKSARGEN	437,000	437,000

Regional Office - XII	437,000	437,000
Region XIII - CARAGA	591,000	591,000

Regional Office - XIII	591,000	591,000
Development of Shelter Monitoring Information System	1,952,000	1,952,000

National Capital Region (NCR)	1,952,000	1,952,000

Central Office	1,952,000	1,952,000

998	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Technical Advisory Services for LGUs in Shelter Planning	14,220,000	23,470,000	37,690,000

National Capital Region (NCR)		4,690,000	4,690,000

Central Office		3,218,000	3,218,000
Regional Office - NCR		1,472,000	1,472,000
Region I - Ilocos		972,000	972,000

Regional Office - I		972,000	972,000
Cordillera Administrative Region (CAR)	2,053,000	1,122,000	3,175,000

Regional Office - CAR	2,053,000	1,122,000	3,175,000
Region II - Cagayan Valley		972,000	972,000

Regional Office - II		972,000	972,000
Region III - Central Luzon		1,272,000	1,272,000

Regional Office - III		1,272,000	1,272,000
Region IVA - CALABARZON	1,669,000	1,822,000	3,491,000

Regional Office - IV-A	1,669,000	1,822,000	3,491,000
Region IVB - MIMAROPA	1,179,000	1,272,000	2,451,000

Regional Office - IV-B	1,179,000	1,272,000	2,451,000
Region V - Bicol	1,179,000	1,172,000	2,351,000

Regional Office - V	1,179,000	1,172,000	2,351,000
Region VI - Western Visayas	2,191,000	1,272,000	3,463,000

Regional Office - VI	2,191,000	1,272,000	3,463,000
Region VII - Central Visayas	662,000	1,472,000	2,134,000

Regional Office - VII	662,000	1,472,000	2,134,000
Region VIII - Eastern Visayas	662,000	1,372,000	2,034,000

Regional Office - VIII	662,000	1,372,000	2,034,000
Region IX - Zamboanga Peninsula		972,000	972,000

Regional Office - IX		972,000	972,000
Region X - Northern Mindanao	1,390,000	1,322,000	2,712,000

Regional Office - X	1,390,000	1,322,000	2,712,000
Region XI - Davao	2,191,000	1,522,000	3,713,000

Regional Office - XI	2,191,000	1,522,000	3,713,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	999

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region XII - SOCCSKSARGEN	662,000	1,122,000	1,784,000

Regional Office - XII	662,000	1,122,000	1,784,000
Region XIII - CARAGA	382,000	1,122,000	1,504,000

Regional Office - XIII	382,000	1,122,000	1,504,000
National Drive Against Professional Squatters and Squatting Syndicates		8,369,000	8,369,000

National Capital Region (NCR)		8,369,000	8,369,000

Central Office		8,369,000	8,369,000
Formulation/Updating of Standards, Guidelines, Rules and Regulations on Land Use Planning, Zoning/Other Development Control, Housing and Real Estate Development Projects and Homeowners Associations (HOAs)	3,334,000	1,774,000	5,108,000

National Capital Region (NCR)	3,334,000	1,774,000	5,108,000

Central Office	3,334,000	1,774,000	5,108,000
Provision of Technical Assistance to LGUs in the Preparation/Updating of Comprehensive Land Use Plans (CLUPs) and Zoning Ordinances (ZOs)	25,742,000	9,556,000	35,298,000

National Capital Region (NCR)	7,683,000	5,102,000	12,785,000

Central Office	6,394,000	4,945,000	11,339,000
Regional Office - NCR	1,289,000	157,000	1,446,000
Region I - Ilocos	1,006,000	132,000	1,138,000

Regional Office - I	1,006,000	132,000	1,138,000
Cordillera Administrative Region (CAR)	1,006,000	152,000	1,158,000

Regional Office - CAR	1,006,000	152,000	1,158,000
Region II - Cagayan Valley		120,000	120,000

Regional Office - II		120,000	120,000
Region III - Central Luzon	1,123,000	248,000	1,371,000

Regional Office - III	1,123,000	248,000	1,371,000
Region IVA - CALABARZON	3,587,000	603,000	4,190,000

Regional Office - IV-A	3,587,000	603,000	4,190,000
Region IVB - MIMAROPA	726,000	190,000	916,000

Regional Office - IV-B	726,000	190,000	916,000
Region V - Bicol	1,170,000	286,000	1,456,000

Regional Office - V	1,170,000	286,000	1,456,000

1000	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VI - Western Visayas	1,733,000	407,000	2,140,000

Regional Office - VI	1,733,000	407,000	2,140,000
Region VII - Central Visayas	1,006,000	235,000	1,241,000

Regional Office - VII	1,006,000	235,000	1,241,000
Region VIII - Eastern Visayas	563,000	149,000	712,000

Regional Office - VIII	563,000	149,000	712,000
Region IX - Zamboanga Peninsula	443,000	194,000	637,000

Regional Office - IX	443,000	194,000	637,000
Region X - Northern Mindanao	2,512,000	312,000	2,824,000

Regional Office - X	2,512,000	312,000	2,824,000
Region XI - Davao	1,450,000	280,000	1,730,000

Regional Office - XI	1,450,000	280,000	1,730,000
Region XII - SOCCSKSARGEN	726,000	181,000	907,000

Regional Office - XII	726,000	181,000	907,000
Region XIII - CARAGA	1,008,000	965,000	1,973,000

Regional Office - XIII	1,008,000	965,000	1,973,000
Capacitating LGUs on Resettlement Governance		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
LAND USE, HOUSING AND REAL ESTATE REGULATORY PROGRAM	53,601,000	10,307,000	63,908,000

Processing Applications for Permits, Licenses, Clearances, Registration Certificates and Other Issuances Pertaining to Development and Sale of Subdivision, Condominium, and Other Real Estate Development Projects and Homeowners Associations	53,601,000	10,307,000	63,908,000

National Capital Region (NCR)	11,614,000	3,465,000	15,079,000

Central Office	3,964,000	2,727,000	6,691,000
Regional Office - NCR	7,650,000	738,000	8,388,000
Region I - Ilocos	1,450,000	238,000	1,688,000

Regional Office - I	1,450,000	238,000	1,688,000
Cordillera Administrative Region (CAR)	3,021,000	257,000	3,278,000

Regional Office - CAR	3,021,000	257,000	3,278,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1001
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region II - Cagayan Valley	1,006,000	241,000	1,247,000

Regional Office - II	1,006,000	241,000	1,247,000
Region III - Central Luzon	3,799,000	629,000	4,428,000

Regional Office - III	3,799,000	629,000	4,428,000
Region IVA - CALABARZON	7,269,000	1,307,000	8,576,000

Regional Office - IV-A	7,269,000	1,307,000	8,576,000
Region IVB - MIMAROPA	3,075,000	759,000	3,834,000

Regional Office - IV-B	3,075,000	759,000	3,834,000
Region V - Bicol	3,782,000	685,000	4,467,000

Regional Office - V	3,782,000	685,000	4,467,000
Region VI - Western Visayas	2,954,000	664,000	3,618,000

Regional Office - VI	2,954,000	664,000	3,618,000
Region VII - Central Visayas	3,399,000	647,000	4,046,000

Regional Office - VII	3,399,000	647,000	4,046,000
Region VIII - Eastern Visayas	2,577,000	419,000	2,996,000

Regional Office - VIII	2,577,000	419,000	2,996,000
Region IX - Zamboanga Peninsula	1,123,000	202,000	1,325,000

Regional Office - IX	1,123,000	202,000	1,325,000
Region X - Northern Mindanao	1,733,000	285,000	2,018,000

Regional Office-X	1,733,000	285,000	2,018,000
Region XI - Davao	3,779,000	86,000	3,865,000

Regional Office - XI	3,779,000	86,000	3,865,000
Region XII - SOCCSKSARGEN	1,450,000	41,000	1,491,000

Regional Office - XII	1,450,000	41,000	1,491,000
Region XIII - CARAGA	1,570,000	382,000	1,952,000

Regional Office - XIII	1,570,000	382,000	1,952,000
HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM	24,583,000	50,096,000	74,679,000

Monitoring of subdivision and condominium projects issued permits and licenses and homeowners associations issued registration certificates	24,583,000	50,096,000	74,679,000
National Capital Region (NCR)	3,899,000	19,466,000	23,365,000

Central Office	944,000	7,914,000	8,858,000

1002	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Regional Office - NCR	2,955,000	11,552,000	14,507,000
Region I - Ilocos	563,000	1,062,000	1,625,000

Regional Office - I	563,000	1,062,000	1,625,000
Cordillera Administrative Region (CAR)		1,035,000	1,035,000

Regional Office - CAR		1,035,000	1,035,000
Region II - Cagayan Valley	563,000	1,065,000	1,628,000

Regional Office - II	563,000	1,065,000	1,628,000
Region III - Central Luzon	4,181,000	4,424,000	8,605,000

Regional Office - III	4,181,000	4,424,000	8,605,000
Region IVA - CALABARZON	1,950,000	5,273,000	7,223,000

Regional Office - IV-A	1,950,000	5,273,000	7,223,000
Region IVB - MIMAROPA	443,000	2,343,000	2,786,000

Regional Office - IV-B	443,000	2,343,000	2,786,000
Region V - Bicol	1,387,000	2,228,000	3,615,000

Regional Office - V	1,387,000	2,228,000	3,615,000
Region VI - Western Visayas	2,330,000	2,023,000	4,353,000

Regional Office - VI	2,330,000	2,023,000	4,353,000
Region VII - Central Visayas	3,683,000	2,561,000	6,244,000

Regional Office - VII	3,683,000	2,561,000	6,244,000
Region VIII - Eastern Visayas		1,166,000	1,166,000

Regional Office - VIII		1,166,000	1,166,000
Region IX - Zamboanga Peninsula	1,123,000	1,016,000	2,139,000

Regional Office - IX	1,123,000	1,016,000	2,139,000
Region X - Northern Mindanao	2,954,000	1,360,000	4,314,000

Regional Office - X	2,954,000	1,360,000	4,314,000
Region XI - Davao	1,507,000	2,867,000	4,374,000

Regional Office - XI	1,507,000	2,867,000	4,374,000
Region XII - SOCCSKSARGEN		1,372,000	1,372,000

Regional Office - XII		1,372,000	1,372,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1003
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region XIII - CARAGA		835,000	835,000

Regional Office - XIII		835,000	835,000

Sub-total, Operations	130,712,000	195,808,000	326,520,000

TOTAL NEW APPROPRIATIONS	₱210,978,000	₱254,159,000	₱465,137,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	151,315

Total Permanent Positions	151,315

Other Compensation Common to All
Personnel Economic Relief Allowance	6,864
Representation Allowance	2,388
Transportation Allowance	2,388
Clothing and Uniform Allowance	1,716
Mid Year Bonus-Civilian	12,609
Year End Bonus	12,609
Cash Gift	1,430
Productivity Enhancement Incentive	1,430
Step Increment	376

Total Other Compensation Common to All	41,810

Other Benefits
PAG-IBIG Contributions	338
PhilHealth Contributions	1,611
Employees Compensation Insurance Premiums	338
Terminal Leave	15,566

Total Other Benefits	17,853

Total Personnel Services	210,978

Maintenance and Other Operating Expenses
Travelling Expenses	34,341
Training and Scholarship Expenses	53,750
Supplies and Materials Expenses	21,899
Utility Expenses	13,386
Communication Expenses	12,192
Survey, Research, Exploration and Development Expenses	4,019

1004	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,265
Professional Services	10,260
General Services	65,847
Repairs and Maintenance	2,325
Taxes, Insurance Premiums and Other Fees	7,365
Other maintenance and Operating Expenses
Advertising Expenses	1,400
Printing and Publication Expenses	2,406
Representation Expenses	9,383
Transportation and Delivery Expenses	365
Rent/Lease Expenses	8,301
Subscription Expenses	655

Total maintenance and Other Operating Expenses	254,159

Total Current Operating Expenditures	465,137

TOTAL NEW APPROPRIATIONS	465,137

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	191,340,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	52,917,000	₱	63,223,000		₱	116,140,000
Operations		34,234,000		40,966,000			75,200,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM		34,234,000		40,966,000			75,200,000

TOTAL NEW APPROPRIATIONS	₱	87,151,000	₱	104,189,000		₱	191,340,000

Special Provision(s)

1. Reporting and Posting Requirements. The Human Settlements Adjudication Commission (HSAC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) HSAC’s website.

The HSAC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	1005

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures				Capital Outlays	Total
	Personnel Services		Maintenance and Other Operating Expenses
PROGRAMS
General Administration and Support
General Management and Supervision	₱	51,339,000	₱	63,223,000		₱	114,562,000
National Capital Region (NCR)		37,091,000		36,969,000			74,060,000

Central Office		36,520,000		35,540,000			72,060,000
Regional Adjudication Branch - NCR		571,000		1,429,000			2,000,000
Region I - Ilocos		381,000		1,381,000			1,762,000

Regional Adjudication Branch - I		381,000		1,381,000			1,762,000
Cordillera Administrative Region (CAR)		342,000		1,491,000			1,833,000

Regional Adjudication Branch - CAR		342,000		1,491,000			1,833,000
Region II - Cagayan Valley				1,381,000			1,381,000

Regional Adjudication Branch - II				1,381,000			1,381,000
Region III - Central Luzon		525,000		1,552,000			2,077,000

Regional Adjudication Branch - III		525,000		1,552,000			2,077,000
Region IVA - CALABARZON		589,000		2,555,000			3,144,000

Regional Adjudication Branch - IV-A		589,000		2,555,000			3,144,000
Region IVB - MIMAROPA		1,211,000		1,354,000			2,565,000

Regional Adjudication Branch - IV-B		1,211,000		1,354,000			2,565,000
Region V - Bicol		2,498,000		951,000			3,449,000

Regional Adjudication Branch - V		2,498,000		951,000			3,449,000
Region VI - Western Visayas		2,686,000		1,731,000			4,417,000

Regional Adjudication Branch - VI		2,686,000		1,731,000			4,417,000
Region VII - Central Visayas		1,004,000		1,391,000			2,395,000

Regional Adjudication Branch - VII		1,004,000		1,391,000			2,395,000
Region VIII - Eastern Visayas		524,000		1,320,000			1,844,000

Regional Adjudication Branch - VIII		524,000		1,320,000			1,844,000

1006	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula	884,000	2,465,000	3,349,000

Regional Adjudication Branch - IX	884,000	2,465,000	3,349,000
Region X - Northern Mindanao	2,942,000	2,841,000	5,783,000

Regional Adjudication Branch - X	2,942,000	2,841,000	5,783,000
Region XI - Davao	662,000	2,292,000	2,954,000

Regional Adjudication Branch - XI	662,000	2,292,000	2,954,000
Region XII - SOCCSKSARGEN		1,284,000	1,284,000

Regional Adjudication Branch - XII		1,284,000	1,284,000
Region XIII - CARAGA		2,265,000	2,265,000

Regional Adjudication Branch - XIII		2,265,000	2,265,000
Administration of Personnel Benefits	1,578,000		1,578,000

National Capital Region (NCR)	1,578,000		1,578,000

Central Office	1,578,000		1,578,000

Sub-total, General Administration and Support	52,917,000	63,223,000	116,140,000

Operations
Due Process in Resolving Human Settlement Disputes Ensured	34,234,000	40,966,000	75,200,000

HUMAN SETTLEMENTS ADJUDICATION PROGRAM	34,234,000	40,966,000	75,200,000

Conduct of Legal Researches and Related Studies	16,846,000	19,037,000	35,883,000

National Capital Region (NCR)	10,644,000	3,062,000	13,706,000

Central Office	8,414,000	1,923,000	10,337,000
Regional Adjudication Branch - NCR	2,230,000	1,139,000	3,369,000
Cordillera Administrative Region (CAR)	852,000	919,000	1,771,000

Regional Adjudication Branch - CAR	852,000	919,000	1,771,000
Region III - Central Luzon	944,000	1,139,000	2,083,000

Regional Adjudication Branch - III	944,000	1,139,000	2,083,000
Region IVA - CALABARZ0N	394,000	2,468,000	2,862,000

Regional Adjudication Branch - IV-A	394,000	2,468,000	2,862,000
Region IVB - MIMAROPA	1,052,000	1,295,000	2,347,000

Regional Adjudication Branch - IV-B	1,052,000	1,295,000	2,347,000

DECEMBER 28,2020	OFFICIAL GAZETTE	1007
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Region V - Bicol	449,000	323,000	772,000

Regional Adjudication Branch - V	449,000	323,000	772,000
Region VI - Western Visayas	1,118,000	1,447,000	2,565,000

Regional Adjudication Branch - VI	1,118,000	1,447,000	2,565,000
Region VII - Central Visayas	443,000	1,348,000	1,791,000

Regional Adjudication Branch - VII	443,000	1,348,000	1,791,000
Region VIII - Eastern Visayas		1,348,000	1,348,000

Regional Adjudication Branch - VIII		1,348,000	1,348,000
Region IX - Zamboanga Peninsula		1,896,000	1,896,000

Regional Adjudication Branch - IX		1,896,000	1,896,000
Region X - Northern Mindanao	382,000	1,896,000	2,278,000

Regional Adjudication Branch - X	382,000	1,896,000	2,278,000
Region XII - SOCCSKSARGEN	568,000		568,000

Regional Adjudication Branch - XII	568,000		568,000
Region XIII - CARAGA		1,896,000	1,896,000

Regional Adjudication Branch - XIII		1,896,000	1,896,000
Resolution of Cases/Complaints Arising from the Implementation of Laws, Rules and Regulations on Zoning, Subdivision/Condominium Development and Intra and Inter Homeowners Associations Disputes as well as Appealed Cases Pertinent Thereto	17,388,000	21,929,000	39,317,000

National Capital Region (NCR)	2,272,000	2,367,000	4,639,000

Central Office	1,128,000	1,002,000	2,130,000
Regional Adjudication Branch - NCR	1,144,000	1,365,000	2,509,000
Region I - Ilocos	1,180,000	401,000	1,581,000

Regional Adjudication Branch - I	1,180,000	401,000	1,581,000
Cordillera Administrative Region (CAR)	1,161,000	824,000	1,985,000

Regional Adjudication Branch - CAR	1,161,000	824,000	1,985,000
Region II - Cagayan Valley	1,237,000	401,000	1,638,000

Regional Adjudication Branch - II	1,237,000	401,000	1,638,000
Region III - Central Luzon	1,161,000	1,408,000	2,569,000

Regional Adjudication Branch - III	1,161,000	1,408,000	2,569,000

1008	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVA - CALABARZON		1,256,000		2,042,000		3,298,000

Regional Adjudication Branch - IV-A		1,256,000		2,042,000		3,298,000
Region IVB - MIMAROPA		1,128,000		1,167,000		2,295,000

Regional Adjudication Branch - IV-B		1,128,000		1,167,000		2,295,000
Region V - Bicol		1,128,000		620,000		1,748,000

Regional Adjudication Branch - V		1,128,000		620,000		1,748,000
Region VI - Western Visayas				620,000		620,000

Regional Adjudication Branch - VI				620,000		620,000
Region VII - Central Visayas		1,144,000		1,580,000		2,724,000

Regional Adjudication Branch - VII		1,144,000		1,580,000		2,724,000
Region VIII - Eastern Visayas		1,144,000		1,405,000		2,549,000

Regional Adjudication Branch - VIII		1,144,000		1,405,000		2,549,000
Region IX - Zaiboanga Peninsula		1,161,000		1,820,000		2,981,000

Regional Adjudication Branch - IX		1,161,000		1,820,000		2,981,000
Region X - Northern Mindanao		1,144,000		1,838,000		2,982,000

Regional Adjudication Branch - X		1,144,000		1,838,000		2,982,000
Region XI - Davao				1,848,000		1,848,000

Regional Adjudication Branch - XI				1,848,000		1,848,000
Region XII - SOCCSKSARGEN		1,144,000		1,754,000		2,898,000

Regional Adjudication Branch - XII		1,144,000		1,754,000		2,898,000
Region XIII - CARAGA		1,128,000		1,834,000		2,962,000

Regional Adjudication Branch - XIII		1,128,000		1,834,000		2,962,000

Sub-total, Operations		34,234,000		40,966,000		75,200,000

TOTAL NEW APPROPRIATIONS	₱	87,151,000	₱	104,189,000	₱	191,340,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	66,428

DECEMBER 28, 2020	OFFICIAL GAZETTE	1009
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

Total Permanent Positions	66,428

Other Compensation Common to All
Personnel Economic Relief Allowance	2,688
Representation Allowance	720
Transportation Allowance	720
Clothing and Uniform Allowance	672
Mid-Year Bonus - Civilian	5,536
Year End Bonus	5,536
Cash Gift	560
Productivity Enhancement Incentive	560
Step Increment	164

Total Other Compensation Common to All	17,156

Other Benefits
PAG-IBIG Contributions	127
PhilHealth Contributions	634
Employees Compensation Insurance Premiums	127
Loyalty Award - Civilian	280
Terminal Leave	1,578

Total Other Benefits	2,746

Non-Permanent Position	821

Total Personnel Services	87,151

Maintenance and Other Operating Expenses
Travelling Expenses	7,999
Training and Scholarship Expenses	8,557
Supplies and Materials Expenses	18,292
Utility Expenses	10,035
Communication Expenses	19,357
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	603
Professional Services	479
General Services	16,928
Repairs and Maintenance	6,396
Taxes, Insurance Premiums and Other Fees	4,741
Other Maintenance and Operating Expenses
Advertising Expenses	333
Printing and Publication Expenses	1,457
Representation Expenses	1,105
Transportation and Delivery Expenses	2,526
Rent/Lease Expenses	3,507
Membership Dues and Contributions to Organizations	156
Subscription Expenses	1,399
Donations	19
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	104,189

Total Current Operating Expenditures	191,340

TOTAL NEW APPROPRIATIONS	191,340

1010	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
A. OFFICE OF THE SECRETARY	₱	210,978,000	₱	254,159,000		₱	465,137,000
B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION		87,151,000		104,189,000			191,340,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	₱	298,129,000	₱	358,348,000		₱	656,477,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1011

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	8,457,860,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	274,879,000	₱	326,236,000	₱		₱	601,115,000
Support to Operations		9,502,000		48,735,000		27,903,000		86,140,000
Operations		181,592,000		4,570,582,000		3,018,431,000		7,770,605,000

ICT GOVERNANCE PROGRAM		26,967,000		528,227,000		430,100,000		985,294,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM		32,649,000		2,814,621,000		2,581,931,000		5,429,201,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		121,976,000		1,227,734,000		6,400,000		1,356,110,000

TOTAL NEW APPROPRIATIONS	₱	465,973,000	₱	4,945,553,000	₱	3,046,334,000	₱	8,457,860,000

Special Provision(s)

1. Free Public Internet Access Fund. In addition to the amounts appropriated herein, additional financing in whole or in part as required by the Department of Information and Communications Technology (DICT) during the fiscal year for the implementation of its Free Public Internet Access Program (FPIAP) may be sourced from the Spectrum Users Fees (SUF) collected by the National Telecommunications Commission, constituted into the Free Public Internet Access Fund under the management of the DICT in accordance with Section 17 of R.A. No. 10929 or the “Free Internet Access in Public Places Act.” The purposes of the FPIAP shall include providing ICT infrastructure, assets and services to achieve internet Wi-Fi connectivity in public places and in State Universities and Colleges. The general administration and support services in the implementation of the FPIAP shall not exceed five percent (5%) of the total financing sourced from the SUF.

The release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.U. No. 292, s. 1987.

2. Additonal Priority Sites for the Free Public Wi-Fi Program. The DICT shall include resettlement sites to be identified by the Department of Human Settlements and Urban Development and community fish landing centers identified by the Bureau of Fisheries and Aquatic Resources among its priority sites for its Free Public Wi-Fi Program.

3. Incentives to LGU-Community Service Providers. For localities not yet included in its 2021 Free Public Wi-Fi Program, the DICT, consistent with the Multi-year Contractual Authority issued by the Department of Budget and Management for its Free Public Wi-Fi Program, shall develop policies and standards that will allow it to incentivize LGU-community service providers which offer to develop and finance last-mile facilities for schools, public facilities, resettlement sites and transport hubs.

4. Reporting and Posting Requirements. The DICT shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DICT’s website.

1012	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

The DICT shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	270,708,000	₱	322,069,000	₱		₱	592,777,000

National Capital Region (NCR)		270,708,000		322,069,000				592,777,000

Central Office		270,708,000		322,069,000				592,777,000
Organization and Human Resource Management and Development		2,334,000		4,167,000				6,501,000

National Capital Region (NCR)		2,334,000		4,167,000				6,501,000

Central Office		2,334,000		4,167,000				6,501,000
Administration of Personnel Benefits		1,837,000						1,837,000

National Capital Region (NCR)		1,837,000						1,837,000

Central Office		1,837,000						1,837,000

Sub-total, General Administration and Support		274,879,000		326,236,000				601,115,000

Support to Operations
Internal Support Management Program		3,225,000		13,107,000				16,332,000

National Capital Region (NCR)		3,225,000		13,107,000				16,332,000

Central Office		3,225,000		13,107,000				16,332,000
Internal Systems and Standards Development and Management Program		6,277,000		35,628,000		27,903,000		69,808,000

National Capital Region (NCR)		6,277,000		35,628,000		27,903,000		69,808,000

Central Office		6,277,000		35,628,000		27,903,000		69,808,000

Sub-total, Support to Operations		9,502,000		48,735,000		27,903,000		86,140,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1013
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology	181,592,000	4,570,582,000	3,018,431,000	7,770,605,000

ICT GOVERNANCE PROGRAM	26,967,000	528,227,000	430,100,000	985,294,000

ICT Plans Development and Management	8,970,000	18,384,000		27,354,000

National Capital Region (NCR)	8,970,000	18,384,000		27,354,000

Central Office	8,970,000	18,384,000		27,354,000
ICT and Cybersecurity Policies Development and Management	17,997,000	492,225,000	430,100,000	940,322,000

National Capital Region (NCR)	17,997,000	492,225,000	430,100,000	940,322,000

Central Office	17,997,000	492,225,000	430,100,000	940,322,000
Project(s)
Locally-Funded Project(s)		17,618,000		17,618,000

National ICT Household Survey		17,618,000		17,618,000

National Capital Region (NCR)		17,618,000		17,618,000

Central Office		17,618,000		17,618,000
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM	32,649,000	2,814,621,000	2,581,931,000	5,429,201,000

INNOVATION AND DEVELOPMENT SUB-PROGRAM	9,618,000	2,224,847,000	2,455,093,000	4,689,558,000

ICT Systems and Infostructure Development	9,618,000	273,956,000	60,500,000	344,074,000

National Capital Region (NCR)	9,618,000	273,956,000	60,500,000	344,074,000

Central Office	9,618,000	273,956,000	60,500,000	344,074,000
Project(s)
Locally-Funded Project(s)		1,950,891,000	2,394,593,000	4,345,484,000

Free Internet Wi-Fi Connectivity in Public Places		51,131,000	198,869,000	250,000,000

National Capital Region (NCR)		51,131,000	198,869,000	250,000,000

Central Office		51,131,000	198,869,000	250,000,000
Free Internet Wi-Fi Connectivity in State Universities and Colleges		250,000,000		250,000,000

National Capital Region (NCR)		250,000,000		250,000,000

Central Office		250,000,000		250,000,000

1014	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Government Data Center Infrastructure				952,761,000		717,474,000		1,670,235,000

National Capital Region (NCR)				952,761,000		717,474,000		1,670,235,000

Central Office				952,761,000		717,474,000		1,670,235,000
National Broadband Plan				379,944,000		1,478,250,000		1,858,194,000

National Capital Region (NCR)				379,944,000		1,478,250,000		1,858,194,000

Central Office				379,944,000		1,478,250,000		1,858,194,000
National Government Portal				317,055,000				317,055,000

National Capital Region (NCR)				317,055,000				317,055,000

Central Office				317,055,000				317,055,000
IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM		23,031,000		589,774,000		126,838,000		739,643,000

ICT Systems and Infostructure Management Services		23,031,000		589,774,000		126,838,000		739,643,000

National Capital Region (NCR)		23,031,000		589,774,000		126,838,000		739,643,000

Central Office		23,031,000		589,774,000		126,838,000		739,643,000
ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM		121,976,000		1,227,734,000		6,400,000		1,356,110,000

ICT Literacy Development and Management		7,878,000		774,721,000		6,400,000		788,999,000

National Capital Region (NCR)		7,878,000		774,721,000		6,400,000		788,999,000

Central Office		7,878,000		774,721,000		6,400,000		788,999,000
ICT Industry and Countryside Development		114,098,000		453,013,000				567,111,000

National Capital Region (NCR)		114,098,000		453,013,000				567,111,000

Central Office		114,098,000		453,013,000				567,111,000

Sub-total, Operations		181,592,000		4,570,582,000		3,018,431,000		7,770,605,000

TOTAL NEW APPROPRIATIONS	₱	465,973,000	₱	4,945,553,000	₱	3,046,334,000	₱	8,457,860,000

New Appropriations, by Object of Expenditures (In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 28, 2020	OFFICIAL GAZETTE	1015

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Permanent Positions
Basic Salary	279,670

Total Permanent Positions	279,670

Other Compensation Common to All
Personnel Economic Relief Allowance	15,120
Representation Allowance	4,584
Transportation Allowance	4,584
Clothing and Uniform Allowance	3,780
Mid-Year Bonus - Civilian	23,307
Year End Bonus	23,307
Cash Gift	3,150
Productivity Enhancement Incentive	3,150
Step Increment	698

Total Other Compensation Common to All	81,680

Other Compensation for Specific Groups
Magna Carta for Science and Technology Personnel	98,520

Total Other Compensation for Specific Groups	98,520

Other Benefits
PAG-IBIG Contributions	756
PhilHealth Contributions	2,754
Employees Compensation Insurance Premiums	756
Terminal Leave	1,837

Total Other Benefits	6,103

Total Personnel Services	465,973

Maintenance and Other Operating Expenses
Travelling Expenses	90,048
Training and Scholarship Expenses	851,627
Supplies and Materials Expenses	63,796
Utility Expenses	50,456
Communication Expenses	201,528
Survey, Research, Exploration and Development Expenses	3,000
Confidential, Intelligence and Extraordinary Expenses Extraordinary and Miscellaneous Expenses	3,010
Professional Services	853,008
General Services	86,230
Repairs and Maintenance	490,432
Taxes, Insurance Premiums and Other Fees	425
Other Maintenance and Operating Expenses
Advertising Expenses	230
Printing and Publication Expenses	420
Representation Expenses	20,734
Transportation and Delivery Expenses	300
Rent/Lease Expenses	82,072

1016	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Subscription Expenses	1,987,626
Other Maintenance and Operating Expenses	160,611

Total Maintenance and Other Operating Expenses	4,945,553

Total Current Operating Expenditures	5,411,526

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	228,000
Machinery and Equipment Outlay	2,782,733
Transportation Equipment Outlay	35,601

Total Capital Outlays	3,046,334

TOTAL NEW APPROPRIATIONS	8,457,860

B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

For general administration and support, and operations, as indicated hereunder	₱	11,670,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support		₱	1,120,000		₱	1,120,000
Operations			10,550,000			10,550,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM			10,550,000			10,550,000

TOTAL NEW APPROPRIATIONS		₱	11,670,000		₱	11,670,000

Special Provision(s)

1. Reporting and Posting Requirements. The Cybercrime Investigation and Coordination Center (CICC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) CICC’s website.

The CICC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	1017
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses		Capital Outlays	Total

PROGRAMS
General Administration and Support
General management and supervision		₱	1,120,000		₱	1,120,000

Sub-total, General Administration and Support			1,120,000			1,120,000

Operations
Cybercrime prevention, investigation and coordination strengthened			10,550,000			10,550,000

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM			10,550,000			10,550,000

Formulation, coordination, and monitoring of cybercrime plans and policies			10,550,000			10,550,000

Sub-total, Operations			10,550,000			10,550,000

TOTAL NEW APPROPRIATIONS		₱	11,670,000		₱	11,670,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Maintenance and Other Operating Expenses
Travelling Expenses	1,119
Training and Scholarship Expenses	2,564
Supplies and Materials Expenses	497
Utility Expenses	425
Communication Expenses	364
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	121
Professional Services	2,156
Taxes, Insurance Premiums and Other Fees	55
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,036
Representation Expenses	363
Rent/Lease Expenses	109
Subscription Expenses	363
Other Maintenance and Operating Expenses	2,498

Total Maintenance and Other Operating Expenses	11,670

Total Current Operating Expenditures	11,670

TOTAL NEW APPROPRIATIONS	11,670

1018	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

C. NATIONAL PRIVACY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	208,583,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	34,403,000	₱	64,658,000	₱	3,182,000	₱	102,243,000
Operations		35,105,000		58,480,000		12,755,000		106,340,000

REGULATORY AND ENFORCEMENT PROGRAM		35,105,000		58,480,000		12,755,000		106,340,000

TOTAL NEW APPROPRIATIONS	₱	69,508,000	₱	123,138,000	₱	15,937,000	₱	208,583,000

Special Provision(s)

1. Reporting and Posting Requirements. The National Privacy Commission (NPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NPC’s website.

The NPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	34,403,000	₱	64,658,000	₱	3,182,000	₱	102,243,000

Sub-total, General Administration and Support		34,403,000		64,658,000		3,182,000		102,243,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1019
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Operations
Privacy and data security in information and communication systems supported and enhanced		35,105,000		58,480,000		12,755,000		106,340,000

REGULATORY AND ENFORCEMENT PROGRAM		35,105,000		58,480,000		12,755,000		106,340,000

Regulation and Enforcement of Privacy and Data
Security in Information and Communication Systems		35,105,000		58,480,000		12,755,000		106,340,000

Sub-total, Operations		35,105,000		58,480,000		12,755,000		106,340,000

TOTAL NEW APPROPRIATIONS	₱	69,508,000	₱	123,138,000	₱	15,937,000	₱	208,583,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	54,574

Total Permanent Positions	54,574

Other Compensation Common to All
Personnel Economic Relief Allowance	1,824
Representation Allowance	1,014
Transportation Allowance	1,014
Clothing and Uniform Allowance	456
Mid-Year Bonus - Civilian	4,548
Year End Bonus	4,548
Cash Gift	380
Productivity Enhancement Incentive	380
Step Increment	137

Total Other Compensation Common to All	14,301

Other Benefits
PAG-IBIG Contributions	91
PhilHealth Contributions	451
Employees Compensation Insurance Premiums	91

Total Other Benefits	633

Total Personnel Services	69,508

Maintenance and Other Operating Expenses
Travelling Expenses	9,484
Training and Scholarship Expenses	5,348

1020	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Supplies and Materials Expenses	10,514
Utility Expenses	6,890
Communication Expenses	4,192
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,442
Professional Services	20,864
General Services	4,665
Repairs and Maintenance	1,210
Taxes, Insurance Premiums and Other Fees	801
Other Maintenance and Operating Expenses
Advertising Expenses	1,800
Printing and Publication Expenses	5,375
Representation Expenses	8,927
Rent/Lease Expenses	19,731
Membership Dues and Contributions to Organizations	240
Subscription Expenses	21,477
Other Maintenance and Operating Expenses	178

Total Maintenance and Other Operating Expenses	123,138

Total Current Operating Expenditures	192,646

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	15,937

Total Capital Outlays	15,937

TOTAL NEW APPROPRIATIONS	208,583

D. NATIONAL TELECOMMUNICATIONS COMMISSION

For general administration and support , and operations, as indicated hereunder	₱	671,970,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	47,953,000	₱	60,087,000	₱	23,520,000	₱	131,560,000
Operations		209,428,000		93,621,000		237,361,000		540,410,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		209,428,000		93,621,000		237,361,000		540,410,000

TOTAL NEW APPROPRIATIONS	₱	257,381,000	₱	153,708,000	₱	260,881,000	₱	671,970,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1021

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Special Provision(s)

1. Reporting and Posting Requirements. The National Telecommunications Commission (NTC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) Unified Reporting System (URS) or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NTC’s website.

The NTC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	47,327,000	₱	60,087,000	₱	23,520,000	₱	130,934,000

National Capital Region (NCR)		47,327,000		60,087,000		23,520,000		130,934,000

Central Office		47,327,000		60,087,000		23,520,000		130,934,000
Administration of Personnel Benefits		626,000						626,000

National Capital Region (NCR)		626,000						626,000

Central Office		626,000						626,000

Sub-total, General Administration and Support		47,953,000		60,087,000		23,520,000		131,560,000

Operations
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction		209,428,000		93,621,000		237,361,000		540,410,000

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM		209,428,000		93,621,000		237,361,000		540,410,000

Regulation of radio communications, broadcast, and telecommunications facilities		184,299,000		86,203,000		237,361,000		507,863,000

National Capital Region (NCR)		32,021,000		19,003,000		84,579,000		135,603,000

Central Office		20,035,000		7,503,000		84,142,000		111,680,000
Regional Office - NCR		11,986,000		11,500,000		437,000		23,923,000

1022	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region I - Ilocos	9,926,000	3,800,000	437,000	14,163,000

Regional Office - I	9,926,000	3,800,000	437,000	14,163,000
Cordillera Administrative Region (CAR)	12,086,000	9,100,000	3,174,000	24,360,000

Regional Office - CAR	12,086,000	9,100,000	3,174,000	24,360,000
Region II - Cagayan Valley	11,942,000	3,900,000	16,437,000	32,279,000

Regional Office - II	11,942,000	3,900,000	16,437,000	32,279,000
Region III - Central Luzon	11,865,000	4,400,000	26,437,000	42,702,000

Regional Office - III	11,865,000	4,400,000	26,437,800	42,702,000
Region IVA - CALABARZON	12,338,000	4,300,000	437,000	17,075,000

Regional Office - IVA	12,338,000	4,300,000	437,000	17,075,000
Region IVB - MIMAROPA	2,046,000	4,000,000	8,201,000	14,247,000

Regional Office - IVB	2,046,000	4,000,000	8,201,000	14,247,000
Region V - Bicol	13,259,000	4,300,000	437,000	17,996,000

Regional Office - V	13,259,000	4,300,000	437,000	17,996,000
Region VI - Western Visayas	11,027,000	4,900,000	437,000	16,364,000

Regional Office - VI	11,027,000	4,900,000	437,000	16,364,000
Region VII - Central Visayas	13,943,000	4,400,000		18,343,000

Regional Office - VII	13,943,000	4,400,000		18,343,000
Region VIII - Eastern Visayas	9,092,000	3,800,000	437,000	13,329,000

Regional Office - VIII	9,092,000	3,800,000	437,000	13,329,000
Region IX - Zamboanga Peninsula	11,666,000	4,400,000	37,437,000	53,503,000

Regional Office - IX	11,666,000	4,400,000	37,437,000	53,503,000
Region X - Northern Mindanao	8,883,000	4,200,000	7,600,000	20,683,000

Regional Office - X	8,883,000	4,200,000	7,600,000	20,683,000
Region XI - Davao	7,531,000	3,900,000	15,437,000	26,868,000

Regional Office - XI	7,531,000	3,900,000	15,437,000	26,868,000
Region XII - SOCCSKSARGEN	8,357,000	3,900,000	35,437,000	47,694,000

Regional Office - XII	8,357,000	3,900,000	35,437,000	47,694,000
Region XIII - CARAGA	8,317,000	3,900,000	437,000	12,654,000

Regional Office - XIII	8,317,000	3,900,000	437,000	12,654,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1023
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Adjudication of cases and applications for Certificates of Public Convenience and necessity (CPCN) for telecom service providers and Certificates of Public Convenience (CPC) for broadcast service providers		25,129,000		7,418,000				32,547,000

National Capital Region (NCR)		25,129,000		7,418,000				32,547,000

Central Office		25,129,000		7,418,000				32,547,000

Sub-total, Operations		209,428,000		93,621,000		237,361,000		540,410,000

TOTAL NEW APPROPRIATIONS	₱	257,381,000	₱	153,708,000	₱	260,881,000	₱	671,970,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	195,066

Total Permanent Positions	195,066

Other Compensation Common to All
Personnel Economic Relief Allowance	11,232
Representation Allowance	3,588
Transportation Allowance	3,048
Clothing and Uniform Allowance	2,808
Mid-Year Bonus - Civilian	16,254
Year End Bonus	16,254
Cash Gift	2,340
Productivity Enhancement Incentive	2,340
Step Increment	490

Total Other Compensation Common to All	58,354

Other Benefits
PAG-IBIG Contributions	560
PhilHealth Contributions	2,065
Employees Compensation Insurance Premiums	560
Loyalty Award - Civilian	150
Terminal Leave	626

Total Other Benefits	3,961

Total Personnel Services	257,381

1024	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	18,942
Training and Scholarship Expenses	9,006
Supplies and Materials Expenses	25,725
Utility Expenses	19,317
Communication Expenses	9,054
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,000
Professional Services	3,562
General Services	39,602
Repairs and Maintenance	9,117
Taxes, Insurance Premiums and Other Fees	6,598
Other Maintenance and Operating Expenses
Advertising Expenses	350
Representation Expenses	3,728
Rent/Lease Expenses	2,814
Membership Dues and Contributions to Organizations	141
Subscription Expenses	1,003
Donations	1
Other Maintenance and Operating Expenses	1,748

Total Maintenance and Other Operating Expenses	153,708

Total Current Operating Expenditures	411,089

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	147,337
Machinery and Equipment Outlay	103,580
Transportation Equipment Outlay	2,600
Furniture, Fixtures and Books Outlay	1,914
Intangible Assets Outlay	5,450

Total Capital Outlays	260,881

TOTAL NEW APPROPRIATIONS	671,970

DECEMBER 28, 2020	OFFICIAL GAZETTE	1025
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

GENERAL SUMMARY

DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	465,973,000	₱	4,945,553,000	₱	3,046,334,000	₱	8,457,860,000
B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER				11,670,000				11,670,000
C. NATIONAL PRIVACY COMMISSION		69,508,000		123,138,000		15,937,000		208,583,000
D. NATIONAL TELECOMMUNICATIONS COMMISSION		257,381,000		153,708,000		260,881,000		671,970,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	₱	792,862,000	₱	5,234,069,000	₱	3,323,152,000	₱	9,350,083,000

1026	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded projects, as indicated hereunder	₱	7,523,104,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support	₱253,774,000	₱197,768,000	₱48,095,000	₱499,637,000
Support to Operations	125,723,000	563,101,000		688,824,000
Operations	3,218,309,000	2,861,343,000	254,991,000	6,334,643,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM	3,218,309,000	1,762,051,000	254,991,000	5,235,351,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM		1,099,292,000		1,099,292,000

TOTAL NEW APPROPRIATIONS	₱3,597,806,000	₱3,622,212,000	₱303,086,000	₱7,523,104,000

Special Provision(s)

1. Support for the Local Governance Program. The amount of One Hundred Eighty Eight Million Three Hundred Seven Thousand Pesos (₱188,307,000) appropriated herein for the Support for the Local Governance Program shall be used to: (i) continue the efforts in the continuous monitoring and capacity development so that local development councils are more effective and efficient; (ii) continue the initiatives towards improving vertical integration of local development plans and its alignment to the national priorities; and (iii) initiate programs and projects that will facilitate citizen empowerment and participation in governance at the national and local levels pursuant to Executive Order No. 67, s, 2018.

2. Support for COVID-19 Contact Tracing Operations. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the support for COVID-19 contact tracing operations shall be used for the recruitment, training, and deployment of contact tracers and the conduct of case investigations relative to potential exposure to confirmed cases of coronavirus disease: PROVIDED, That the DILG shall formulate and adopt minimum qualifications and standards for recruitment, training, deployment and occupational safety of contact tracers.

3. Seal of Good Local Governance Incentive Fund. The amount of One Billion Pesos (₱l,000,000,000) appropriated herein for the Seal of Good Local Governance Incentive Fund shall cover the financial subsidy to qualified LGUs under the Local Governance Performance Management Program for the implementation of priority projects to ensure compliance by the LGUs with the Ecological Solid Waste Management Act of 2000 and Philippines Disaster Risk Reduction Management Act of 2010, enhance transparency and accountability in all local government transactions, and maintain core road network to boost tourism and local economic development. In the implementation of the Local Governance Performance Management Program, the Department shall also take into consideration the LGU’s performance to adopt to the new normal brought about by the pandemic especially in the delivery of basic health services, financial subsidies, livelihood and environmental protection.

4. Monitoring and Evaluation of Assistance to Local Government Units. The amount of Five Hundred Thirty Six Million Four Hundred Thirty Five Thousand Pesos (₱536,435.000) appropriated herein shall be used by the DILG in monitoring and evaluation of the projects covered by the Local Government Support Fund. This process shall include monitoring and evaluation of the following: (i) preparation and submission of documentary requirements; and (ii) actual project implementation. A portion of this budget shall also be used for third party monitoring to be conducted by an accredited non-government entity subject to the general provision of this Act, pertinent provisions of R. A. No. 9184, applicable accounting, budgeting and auditing rules and regulations, and such other guidelines to be issued for the purpose. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 847, R.A. No. 11518)

December 28, 2020	OFFICIAL GAZETTE	1027
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

5. 911 Emergency Services. The amount appropriated herein for 911 emergency services may also be used for upgrading the online facilities in response to calls for emergencies, pandemic-related services and calamities.

6. Disaster Preparedness Activities. The DILG, in the exercise of its supervisory powers, shall ensure that LGUs establish and maintain an efficient and effective impact-based early warning system with standard operating procedures for evacuation tested through drills and simulation exercises to enable communities threatened by typhoon, flood, storm surge, tsunami and other impending hazards to respond in a timely manner and reduce the likelihood of harm or loss and damage.

7. Green Evacuation Centers. The DILG, in coordination with relevant government agencies and other stakeholders, shall take into account, as much as possible, climate risk information and green building standards in the siting, design, and construction of evacuation centers. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 850, R.A. No. 11518)

8. Council for the Promotion of Culture and the Arts. The DILG shall ensure the establishment of a council whose purpose is the promotion of culture and the arts in all provinces, cities and municipalities, pursuant to R.A. No. 7160 or the Local Government Code.

9. Prohibition Against New Illegal Structures. The DILG shall ensure that municipal or city government units and barangays shall prevent the construction of any kind of illegal dwelling unit or structure within their respective localities.

The head of any LGU concerned who allows, abets or otherwise tolerates the construction of any structure in violation of this Section shall be liable to administrative sanctions under existing laws and to penal sanctions provided for under R. A. No. 7279.

10. Containment of the Cleared Areas. The concerned LGUs shall be responsible for preventing the construction of any kind of structures or illegal dwelling units in the areas that have been cleared and shall ensure that the vacated areas are not re-occupied. In case of waterways that have been cleared, it shall maintain at least three (3) meters clearance from the riverbanks. No permit for residential or other purposes shall be issued for the site by any government agency or instrumentality. The concerned LGUs, through the National Prosecution Service of the DOJ, shall also exercise their power to prosecute professional squatters or members of a squatting syndicate and any individual or group who will occupy or cause other persons to occupy the cleared areas. LGU officials who failed to implement this provision shall be held liable under existing laws.

11. Safe Spaces Law. Pursuant to Section 9 of R.A. No. 11313, the DILG shall ensure that the LGUs fully implement the provisions of the “Safe Spaces Act.”

12. Resettlement Governance Program. The DILG and the Department of Human Settlements and Urban Development (DHSUD) shall establish a Multi-Agency Resettlement Governance Program. They shall also constitute an Inter-Agency Program Governance Committee to oversee its implementation. The DHSUD-DILG Resettlement Governance program shall, among other things:

a) Upgrade the resettlement project sites to comply with R.A. No. 7279 or the “Urban Development and Housing Act of 1992” by coordinating with the receiving LGUs and the DBM;

b) Identify multi-year program goals and outcomes by using the data gathered by the National Anti-Poverty Commission through the Community-Based Monitoring System;

c) Enter into budget partnership with homeowners organizations and housing cooperatives subject to DBM’s National Budget Memoranda; and

d) Develop a capacity building program for the eventual transfer of the oversight and/or management of resettlement sites to LGUs.

13. Comprehensive Land Use Plans and Shelter Plans for LGUs. The LGUs, with the assistance of the DILG, shall:

a) Consider the vulnerability and risk assessments of the Department of Environment and Natural Resources in the development of the Comprehensive Land Use Plan (CLUP) and enactment of the appropriate zoning ordinance;

b) Identify the metes and bounds of the parcels of land for resettlement of affected families;

c) Include the target parcels of land in the updated local shelter plans, upon consultation with the families to be resettled. The same shall be attached as annexes to the CLUPs issued through Sanggunian Resolutions: PROVIDED, That the identification of the fisherfolk resettlement areas shall be consistent with the Philippine Fisheries Code, as amended; and

d) Maximize the economic potential generated by Build Build Build Projects by making provisions for the right-of-way of transport and pedestrian infrastructure leading to high capacity transport facilities. These provisions shall be consistent with the design principles that may be issued by the DHSUD and with the development of an intermodal transport network.

14. Contact-Tracing and Workplace Safety. The DILG, in coordination with the Department of Labor and Employment (DOLE), Department of Trade and Industry (DTI), and Department of Health (DOH), shall provide technical assistance to LGUs and establishments to ensure that contact-tracing activities and databases in places of work and in residential communities are synchronized and are able to seamlessly support infection control efforts. The DILG and DOLE may also provide capacity building for LGUs seeking to strengthen local compliance with workplace ventilation, hygiene and other standards issued by the DOLE, DTI and DOH. This provision shall be subject to the guidelines to be jointly issued by the DILG, DOLE, DTI and DOH.

15 . Reporting and Posting Requirements. The DILG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DILG’s website.

The DILG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

1028	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

16. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	227,820,000	₱	197,768,000	₱	48,095,000	₱	473,683,000

National Capital Region (NCR)		227,820,000		197,768,000		48,095,000		473,683,000

Central Office		227,820,000		197,768,000		48,095,000		473,683,000
Administration of Personnel Benefits		25,954,000						25,954,000

National Capital Region (NCR)		25,954,000						25,954,000

Central Office		25,954,000						25,954,000

Sub-total, General Administration and Support		253,774,000		197,768,000		48,095,000		499,637,000

Support to Operations Development of policies, programs, and standards for local government capacity development and performance oversight		125,723,000		26,666,000				152,389,000

National Capital Region (NCR)		125,723,000		26,666,000				152,389,000

Central Office		125,723,000		26,666,000				152,389,000
Monitoring and Evaluation of Assistance to LGUs				536,435,000				536,435,000

National Capital Region (NCR)				536,435,000				536,435,000

Central Office				536,435,000				536,435,000

Sub-total, Support to Operations		125,723,000		563,101,000				688,824,000

Operations
Local Governance Improved		3,218,309,000		2,861,343,000		254,991,000		6,334,643,000

LOCAL GOVERNMENT EMPOWERMENT PROGRAM		3,218,309,000		1,762,051,000		254,991,000		5,235,351,000

Supervision and Development of Local Governments		3,197,835,000		395,034,000				3,592,869,000

National Capital Region (NCR)		153,859,000		25,693,000				179,552,000

Regional Office - NCR		153,859,000		25,693,000				179,552,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1029
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region I - Ilocos	220,817,000	24,731,000	245,548,000

Regional Office - I	220,817,000	24,731,000	245,548,000
Cordillera Administrative Region (CAR)	171,291,000	23,041,000	194,332,000

Regional Office - CAR	171,291,000	23,041,000	194,332,000
Region II - Cagayan Valley	195,600,000	24,219,000	219,819,000

Regional Office - II	195,600,000	24,219,000	219,819,000
Region III - Central Luzon	253,570,000	25,014,000	278,584,000

Regional Office - III	253,570,000	25,014,000	278,584,000
Region IVA - CALABARZON	274,481,000	26,973,000	301,454,000

Regional Office - IVA	274,481,000	26,973,000	301,454,000
Region IVB - MIMAROPA	154,416,000	22,519,000	176,935,000

Regional Office - IVB	154,416,000	22,519,000	176,935,000
Region V - Bicol	236,254,000	24,390,000	260,644,000

Regional Office - V	236,254,000	24,390,000	260,644,000
Region VI - Western Visayas	289,538,000	25,153,000	314,691,000

Regional Office - VI	289,538,000	25,153,000	314,691,000
Region VII - Central Visayas	259,244,000	24,901,000	284,145,000

Regional Office - VII	259,244,000	24,901,000	284,145,000
Region VIII - Eastern Visayas	263,464,000	24,664,000	288,128,000

Regional Office - VIII	263,464,000	24,664,000	288,128,000
Region IX - Zamboanga Peninsula	131,181,000	25,043,000	156,224,000

Regional Office - IX	131,181,000	25,043,000	156,224,000
Region X - Northern Mindanao	189,215,000	27,119,000	216,334,000

Regional Office - X	189,215,000	27,119,000	216,334,000
Region XI - Davao	120,455,000	23,484,000	143,939,000

Regional Office - XI	120,455,000	23,484,000	143,939,000
Region XII - SOCCSKSARGEN	126,461,000	25,557,000	152,018,000

Regional Office - XII	126,461,000	25,557,000	152,018,000
Region XIII - CARAGA	157,989,000	22,533,000	180,522,000

Regional Office - XIII	157,989,000	22,533,000	180,522,000

1030	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Strengthening of Peace and Orders Councils (POCs)	93,349,000	93,349,000

National Capital Region (NCR)	86,224,000	86,224,000

Central Office	85,631,000	85,631,000
Regional Office - NCR	593,000	593,000
Region I - Ilocos	456,000	456,000

Regional Office - I	456,000	456,000
Cordillera Administrative Region (CAR)	341,000	341,000

Regional Office - CAR	341,000	341,000
Region II - Cagayan Valley	409,000	409,000

Regional Office - II	409,000	409,000
Region III - Central Luzon	551,000	551,000

Regional Office - III	551,000	551,000
Region IVA - CALABARZON	325,000	325,000

Regional Office - IVA	325,000	325,000
Region IVB - MIMAROPA	320,000	320,000

Regional Office - IVB	320,000	320,000
Region V - Bicol	342,000	342,000

Regional Office - V	342,000	342,000
Region VI - Western Visayas	534,000	534,000

Regional Office - VI	534,000	534,000
Region VII - Central Visayas	548,000	548,000

Regional Office - VII	548,000	548,000
Region VIII - Eastern Visayas	560,000	560,000

Regional Office - VIII	560,000	560,000
Region IX - Zamboanga Peninsula	364,000	364,000

Regional Office - IX	364,000	364,000
Region X - Northern Mindanao	508,000	508,000

Regional Office - X	508,000	508,000
Region XI - Davao	565,000	565,000

Regional Office - XI	565,000	565,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1031
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region XII - SOCCSKSARGEN		955,000		955,000

Regional Office - XII		955,000		955,000
Region XIII - CARAGA		347,000		347,000

Regional Office - XIII		347,000		347,000
PROJECT(S)
Locally-Funded Project(s)	20,474,000	1,273,668,000	254,991,000	1,549,133,000

Support for Local Governance Program		188,307,000		188,307,000

National Capital Region (NCR)		188,307,000		188,307,000

Central Office		188,307,000		188,307,000
Civil Society Organization/Peoples Participation Partnership Program		16,589,000		16,589,000

National Capital Region (NCR)		16,589,000		16,589,000

Central Office		16,589,000		16,589,000
lmprove LGU Competitiveness and Ease of Doing Business		32,877,000		32,877,000

National Capital Region (NCR)		32,877,000		32,877,000

Central Office		32,877,000		32,877,000
911 Emergency Services	20,474,000	14,140,000	10,000,000	44,614,000

National Capital Region (NCR)	20,474,000	14,140,000	10,000,000	44,614,000

Central Office	20,474,000	14,140,000	10,000,000	44,614,000
Anti-Illegal Drugs Information System		7,305,000	8,221,000	15,526,000

National Capital Region (NCR)		7,305,000	8,221,000	15,526,000

Central Office		7,305,000	8,221,000	15,526,000
Executive Information System		8,040,000	4,000,000	12,040,000

National Capital Region (NCR)		8,040,000	4,000,000	12,040,000

Central Office		8,040,000	4,000,000	12,040,000
LAN, WAN and IP Telephony Expansion		17,991,000	7,280,000	25,271,000

National Capital Region (NCR)		17,991,000	7,280,000	25,271,000

Central Office		17,991,000	7,280,000	25,271,000
Enhanced Comprehensive Local Integration Program (E-CLIP)		99,257,000		99,257,000

National Capital Region (NCR)		99,257,000		99,257,000

Central Office		99,257,000		99,257,000

1032	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capacitating LGUs on Resettlement Governance	37,289,000		37,289,000

National Capital Region (NCR)	37,289,000		37,289,000

Central Office	37,289,000		37,289,000
Advocacy and Capacity Building for Local Institutions on Women and Children	9,560,000		9,560,000

National Capital Region (NCR)	9,560,000		9,560,000

Central Office	9,560,000		9,560,000
Barangay Tanod Skills Enhancement	10,364,000		10,364,000

National Capital Region (NCR)	10,364,000		10,364,000

Central Office	10,364,000		10,364,000
Philippine Anti-Illegal Drugs Strategy (PADS)	100,000,000		100,000,000

National Capital Region (NCR)	100,000,000		100,000,000

Central Office	100,000,000		100,000,000
Communicating for Perpetual end to Extreme violence and forming Alliance towards positive Change and Enriched communities (C4PEACE)	85,440,000		85,440,000

National Capital Region (NCR)	85,440,000		85,440,000

Central Office	85,440,000		85,440,000
Preventing and Countering Violent Extremism and Insurgency (PCVEI)	25,000,000		25,000,000

National Capital Region (NCR)	25,000,000		25,000,000

Central Office	25,000,000		25,000,000
LGU Information Management Program	31,509,000	490,000	31,999,000

National Capital Region (NCR)	31,509,000	490,000	31,999,000

Central Office	31,509,000	490,000	31,999,000
Decentralization and Constitutional Reform Advocacy Campaign (CORE)	30,000,000		30,000,000

National Capital Region (NCR)	30,000,000		30,000,000

Central Office	30,000,000		30,000,000
Construction of Provincial Offices and Improvement of Existing Facilities		215,000,000	215,000,000

Region I - Ilocos		6,500,000	6,500,000

Regional Office - I		6,500,000	6,500,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1033
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Cordillera Administrative Region (CAR)	28,000,000	28,000,000

Regional Office - CAR	28,000,000	28,000,000
Region II - Cagayan Valley	22,000,000	22,000,000

Regional Office - II	22,000,000	22,000,000
Region III - Central Luzon	2,000,000	2,000,000

Regional Office - III	2,000,000	2,000,000
Region IVA - CALABARZON	3,500,000	3,500,000

Regional Office - IVA	3,500,000	3,500,000
Region IVB - MIMAROPA	6,500,000	6,500,000

Regional Office - IVB	6,500,000	6,500,000
Region V - Bicol	23,000,000	23,000,000

Regional Office - V	23,000,000	23,000,000
Region VI - Western Visayas	6,500,000	6,500,000

Regional Office - VI	6,500,000	6,500,000
Region VII - Central Visayas	14,000,000	14,000,000

Regional Office - VII	14,000,000	14,000,000
Region VIII - Eastern Visayas	3,000,000	3,000,000

Regional Office - VIII	3,000,000	3,000,000
Region IX - Zamboanga Peninsula	11,000,000	11,000,000

Regional Office - IX	11,000,000	11,000,000
Region X - Northern Mindanao	4,000,000	4,000,000

Regional Office - X	4,000,000	4,000,000
Region XI - Davao	60,000,000	60,000,000

Regional Office - XI	60,000,000	60,000,000
Region XII - SOCCSKSARGEN	20,000,000	20,000,000

Regional Office - XII	20,000,000	20,000,000
Region XIII - CARAGA	5,000,000	5,000,000

Regional Office - XIII	5,000,000	5,000,000

1034	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Support to COVID-19 Contact Tracing Operations				500,000,000				500,000,000

National Capital Region (NCR)				500,000,000				500,000,000

Central Office				500,000,000				500,000,000
Purchase and Distribution of Barangay Handbooks Advocacy Campaign				50,000,000				50,000,000

National Capital Region (NCR)				50,000,000				50,000,000

Central Office				50,000,000				50,000,000
Touch of Life Disaster Training and Equipment Assistance to various Non-NCR LGUs				10,000,000		10,000,000		20,000,000

National Capital Region (NCR)				10,000,000		10,000,000		20,000,000

Central Office				10,000,000		10,000,000		20,000,000
LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM				1,099,292,000				1,099,292,000

Local Governance Performance Management Program - Seal of Good Local Governance Incentive Fund (SGLG Fund)				1,020,436,000				1,020,436,000

National Capital Region (NCR)				1,020,436,000				1,020,436,000

Central Office				1,020,436,000				1,020,436,000
Project(s)
Locally-Funded Project(s)				78,856,000				78,856,000

Lupong Tagapamayapa Incentives Awards				14,586,000				14,586,000

National Capital Region (NCR)				14,586,000				14,586,000

Central Office				14,586,000				14,586,000
Manila Bay Clean-Up				54,270,000				54,270,000

National Capital Region (NCR)				54,270,000				54,270,000

Central Office				54,270,000				54,270,000
Bantay Korapsyon (BK)				10,000,000				10,000,000

National Capital Region (NCR)				10,000,000				10,000,000

Central Office				10,000,000				10,000,000

Sub-total, Operations		3,218,309,000		2,861,343,000		254,991,000		6,334,643,000

TOTAL NEW APPROPRIATIONS	₱	3,597,806,000	₱	3,622,212,000	₱	303,086,000	₱	7,523,104,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1035
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,652,019

Total Permanent Positions	2,652,019

Other Compensation Common to All
Personnel Economic Relief Allowance	104,928
Representation Allowance	119,094
Transportation Allowance	118,986
Clothing and Uniform Allowance	26,232
Mid-Year Bonus - Civilian	221,003
Year End Bonus	221,003
Cash Gift	21,860
Productivity Enhancement Incentive	21,860
Step Increment	6,629

Total Other Compensation Common to All	861,595

Other Benefits
PAG-IBIG Contributions	5,247
PhilHealth Contributions	23,780
Employees Compensation Insurance Premiums	5,247
Loyalty Award - Civilian	3,490
Terminal Leave	25,954

Total Other Benefits	63,718

Non-Permanent Positions	20,474

Total Personnel Services	3,597,806

Maintenance and Other Operating Expenses
Travelling Expenses	229,574
Training and Scholarship Expenses	507,905
Supplies and Materials Expenses	243,734
Utility Expenses	80,503
Communication Expenses	150,342
Awards/Rewards and Prizes	15,550
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	80,600
Extraordinary and Miscellaneous Expenses	5,381
Professional Services	473,147
General Services	563,663
Repairs and Maintenance	60,340

1036	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Financial Assistance/Subsidy	1,089,950
Taxes, Insurance Premiums and Other Fees	10,481
Other Maintenance and Operating Expenses
Advertising Expenses	1,261
Printing and Publication Expenses	32,710
Representation Expenses	2,129
Transportation and Delivery Expenses	4,254
Rent/Lease Expenses	55,731
Membership Dues and Contributions to Organizations	21
Subscription Expenses	12,436
Other Maintenance and Operating Expenses	2,500

Total Maintenance and Other Operating Expenses	3,622,212

Total Current Operating Expenditures	7,220,018

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	215,000
Machinery and Equipment Outlay	88,086

Total Capital Outlays	303,086

TOTAL NEW APPROPRIATIONS	7,523,104

B. BUREAU OF FIRE PROTECTION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱ 25,538,267,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	3,670,099,000	₱	149,218,000	₱	39,799,000	₱	3,859,116,000
Operations		17,460,202,000		1,623,346,000		2,595,603,000		21,679,151,000

FIRE PREVENTION MANAGEMENT PROGRAM		101,666,000		223,723,000				325,389,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM		17,358,536,000		1,399,623,000		2,595,603,000		21,353,762,000

TOTAL NEW APPROPRIATIONS	₱	21,130,301,000	₱	1,772,564,000	₱	2,635,402,000	₱	25,538,267,000

Special Provision(s)

1. Fire Code Revenues. In addition to the amount appropriated herein, One Billion Pesos (₱l,000,000,000) shall be used for the modernization of the Bureau of Fire Protection (BFP), including the acquisition and improvement of facilities, purchase of firetrucks, fire fighting, and personal protective equipment, and emergency and rescue equipment sourced from eighty percent (80%) of the taxes, fees and fines collected in accordance with Section 13 of R.A. No. 9514.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

DECEMBER 28, 2020	OFFICIAL GAZETTE	1037
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

2. Trust Receipts from Firearms License Fees. Twenty percent (20%) net proceeds of the firearms license fees collected by the PHP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated firefighter in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

3. Maintenance and Other Operating Expenses of Fire Stations. The amount appropriated for the MOOE of the district, city and municipal fire stations, included under the budget of the BFP’s regional offices, shall be distributed within five (5) days from receipt of the allocation based on the criteria determined jointly by the DBM, DILG and BFP.

4. Use of Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the BFP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MOOE for the payment of damages to property and for injury and death of civilians resulting from lawful fire operations as determined by a competent court.

5. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 849, R.A. No. 11518)

6. Rice Subsidy. The amount of Two Hundred Eighteen Million One Hundred Fifty One Thousand Pesos (₱218,151,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of BFP.

7. Reporting and Posting Requirements. The BFP shall submit quarterly reports on its financial and physical accomplishments, withiin thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies hâve fully migrated to the BTMS; and

(b) BFP’s website.

The BFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

7. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, by Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General administration and Support
General Management and Supervision	₱	31,068,000	₱	149,218,000	₱	39,799,000	₱	220,085,000

National Capital Region (NCR)		31,068,000		149,218,000		39,799,000		220,085,000

Regional Office - NCR		31,068,000		149,218,000		39,799,000		220,085,000
Administration of Personnel Benefits		3,639,031,000						3,639,031,000

National Capital Region (NCR)		3,639,031,000						3,639,031,000

Regional Office - NCR		3,639,031,000						3,639,031,000

Sub-total, General Administration and Support		3,670,099,000		149,218,000		39,799,000		3,859,116,000

1038	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Protection of communities from destructive fires and other emergencies improved	17,460,202,000	1,623,346,000	2,595,603,000	21,679,151,000

FIRE PREVENTION MANAGEMENT PROGRAM	101,666,000	223,723,000		325,389,000

Enforcement of fire safety, laws, rules, regulations and others	72,123,000	113,551,000		185,674,000

National Capital Region (NCR)	72,123,000	113,551,000		185,674,000

Regional Office - NCR	72,123,000	113,551,000		185,674,000
Information, Education and Communication (IEC) activities	29,543,000	110,172,000		139,715,000

National Capital Region (NCR)	29,543,000	110,172,000		139,715,000

Regional Office - NCR	29,543,000	110,172,000		139,715,000
FIRE AND EMERGENCY MANAGEMENT PROGRAM	17,358,536,000	1,399,623,000	2,595,603,000	21,353,762,000

Fire operations activities	17,334,250,000	1,305,752,000	410,682,000	19,050,684,000

National Capital Region (NCR)	17,334,250,000	1,305,752,000	410,682,000	19,050,684,000

Regional Office - NCR	17,334,250,000	1,305,752,000	410,682,000	19,050,684,000
Fire investigation activities	301,000	25,367,000		25,668,000

National Capital Region (NCR)	301,000	25,367,000		25,668,000

Regional Office - NCR	301,000	25,367,000		25,668,000
Non-fire activities	23,985,000	14,586,000		38,571,000

National Capital Region (NCR)	23,985,000	14,586,000		38,571,000

Regional Office - NCR	23,985,000	14,586,000		38,571,000
Project(s)
Locally-Funded Project(s)		53,918,000	2,184,921,000	2,238,839,000

Fire Code Enforcement and Fees Collection Web Portal Project Phase II		3,918,000	12,400,000	16,318,000

National Capital Region (NCR)		3,918,000	12,400,000	16,318,000

Regional Office - NCR		3,918,000	12,400,000	16,318,000
Quick Response Fund		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Regional Office - NCR		50,000,000		50,000,000
Firefighting and Rescue Equipment			2,032,521,000	2,032,521,000

National Capital Region (NCR)			2,032,521,000	2,032,521,000

Regional Office - NCR			2,032,521,000	2,032,521,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1039
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Acquisition of Firetrucks - Mandaluyong City						120,000,000		120,000,000

National Capital Region (NCR)						120,000,000		120,000,000

Regional Office - NCR						120,000,000		120,000,000
Lot Acquisition for Building Construction						20,000,000		20,000,000

Region IVA - CALABARZON						20,000,000		20,000,000

Regional Office - IVA						20,000,000		20,000,000

Sub-total, Operations		17,460,202,000		1,623,346,000		2,595,603,000		21,679,151,000

TOTAL NEW APPROPRIATIONS	₱	21,130,301,000	₱	1,772,564,000	₱	2,635,402,000	₱	25,538,267,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	117,728

Total Permanent Positions	117,728

Other Compensation Common to All
Personnel Economic Relief Allowance	9,720
Representation Allowance	360
Transportation Allowance	360
Clothing and Uniform Allowance	2,430
Mid-Year Bonus - Civilian	9,811
Year End Bonus	9,811
Cash Gift	2,025
Productivity Enhancement Incentive	2,025
Step Increment	295

Total Other Compensation Common to All	36,837

Other Benefits
PAG-IBIG Contributions	486
PhilHealth Contributions	1,483
Employees Compensation Insurance Premiums	486
Terminal Leave	2,607

Total Other Benefits	5,062

Military/Uniformed Personnel
Basic Pay
Base Pay	10,843,451

1040	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Creation of New Positions	288,794

Total Basic Pay	11,132,245

Other Compensation Common to All
Personnel Economic Relief Allowance	671,232
Clothing/ Uniform Allowance	207,357
Subsistence Allowance	1,531,248
Laundry Allowance	10,507
Quarters Allowance	145,537
Longevity Pay	1,655,782
Mid-Year Bonus - Military/Uniformed Personnel	903,621
Year-end Bonus	903,621
Cash Gift	139,840
Productivity Enhancement Incentive	139,840

Total Other Compensation Common to All	6,308,585

Other Compensation for Specific Groups
Hazardous Duty Pay	37,076
Hazard Duty Pay	181,233
Training Subsistence Allowance	7,128
Hospitalization Expenses	14,065
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,864,171

Total Other Compensation for Specific Groups	2,103,673

Other Benefits
Special Group Term Insurance	2,014
PAG-IBIG Contributions	33,562
PhilHealth Contributions	162,074
Employees Compensation Insurance Premiums	33,562
Retirement Gratuity	463,974
Terminal Leave	730,985

Total Other Benefits	1,426,171

Total Personnel Services	21,130,301

Maintenance and Other Operating Expenses
Travelling Expenses	93,052
Training and Scholarship Expenses	27,989
Supplies and Materials Expenses	813,117
Utility Expenses	113,735
Communication Expenses	55,078
Awards/Rewards and Prizes	996
Professional Services	3,842
General Services	5,166
Repairs and Maintenance	277,972
Financial Assistance/Subsidy	218,151
Taxes, Insurance Premiums and Other Fees	42,764
Other Maintenance and Operating Expenses
Advertising Expenses	3,185
Printing and Publication Expenses	63,264
Transportation and Delivery Expenses	130
Rent/Lease Expenses	15,497

DECEMBER 28, 2020	OFFICIAL GAZETTE	1041
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Subscription Expenses	920
Other Maintenance and Operating Expenses	37,706

Total Maintenance and Other Operating Expenses	1,772,564

Total Current Operating Expenditures	22,902,865

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	20,000
Buildings and Other Structures	105,000
Machinery and Equipment Outlay	2,501,338
Furniture, Fixtures and Books Outlay	9,064

Total Capital Outlays	2,635,402

TOTAL NEW APPROPRIATIONS	25,538,267

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	19,581,024,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,406,136,000	₱	272,079,000	₱	54,947,000	₱	2,733,162,000
Operations		9,835,076,000		6,824,543,000		188,243,000		16,847,862,000

IMMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		9,835,076,000		6,824,543,000		188,243,000		16,847,862,000

TOTAL NEW APPROPRIATIONS	₱	12,241,212,000	₱	7,096,622,000	₱	243,190,000	₱	19,581,024,000

Special Provision(s)

1. Trust Receipts from Firearms License Fees. Ten percent (10%) net proceeds of the firearms license fees collected by the PHP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated jail officers in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E.O. No. 338, s. 1996.

2. Subsistence and Medicine Allowances of Prisoners. The amounts appropriated herein shall cover daily subsistence and medicine allowances at Four Billion Six Hundred Sixty Four Million Three Hundred Six Thousand Pesos (₱4,664,306,000) and Nine Hundred Ninety Nine Million Four Hundred Ninety Four Thousand Pesos (₱999,494,000), respectively, for One Hundred Eighty Two Thousand Five Hundred Fifty Six (182,556) assumed number of prisoners for the year.

3. Jail Facilities and Personnel. Notwithstanding Section 60 of R.A No. 6975, the PHP shall continue to provide an adequate number of uniformed personnel to act as jail guards in the various city, municipal and district jails throughout the country until after sufficient jail guard positions have been created for the purpose.

The PHP shall ensure that uniformed women personnel assigned as jail guards shall be in proportion to the number of jails for women. Likewise, separate facilities and cells for women shall form part of the standard design in the construction and improvement of jails and its facilities.

1042	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

4. Rice Subsidy. The amount of One Hundred Sixteen Million Seven Hundred Nineteen Thousand Pesos (₱116,719,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of the Bureau of Jail Management and Penology (BJMP).

5. Reporting and Posting Requirements. The BJMP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BJMP’s website.

The BJMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	24,572,000	₱	272,079,000	₱	54,947,000	₱	351,598,000

National Capital Region (NCR)		24,572,000		272,079,000		54,947,000		351,598,000

Regional Office - NCR		24,572,000		272,079,000		54,947,000		351,598,000
Administration of Personnel Benefits		2,381,564,000						2,381,564,000

National Capital Region (NCR)		2,381,564,000						2,381,564,000

Regional Office - NCR		2,381,564,000						2,381,564,000

Sub-total, General Administration and Support		2,406,136,000		272,079,000		54,947,000		2,733,162,000

Operations
Safe and Humane Management of all district, city and municipal jails enhanced		9,835,076,000		6,824,543,000		188,243,000		16,847,862,000

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM		9,835,076,000		6,824,543,000		188,243,000		16,847,862,000

Custody, safekeeping and rehabilitation of district, city and municipal inmates awaiting investigation, trial and/or transfer to the national penitentiary		9,835,076,000		6,818,943,000		100,968,000		16,754,987,000

National Capital Region (NCR)		9,835,076,000		6,818,943,000		100,968,000		16,754,987,000

Regional Office - NCR		9,835,076,000		6,818,943,000		100,968,000		16,754,987,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1043
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Project(s)
Locally-Funded Project(s)			5,600,000		87,275,000		92,875,000

Single Carpeta Project System Roll-Out			4,600,000		14,920,000		19,520,000

National Capital Region (NCR)			4,600,000		14,920,000		19,520,000

Regional Office - NCR			4,600,000		14,920,000		19,520,000
Jail Integrated Communications and Control Center			1,000,000		20,795,000		21,795,000

National Capital Region (NCR)			1,000,000		20,795,000		21,795,000

Regional Office - NCR			1,000,000		20,795,000		21,795,000
Procurement of Short Firearms (Pistols)					51,560,000		51,560,000

National Capital Region (NCR)					51,560,000		51,560,000

Regional Office - NCR					51,560,000		51,560,000

Sub-total, Operations	9,835,076,000		6,824,543,000		188,243,000		16,847,862,000

TOTAL NEW APPROPRIATIONS	₱12,241,212,000	₱	7,096,622,000	₱	243,190,000	₱	19,581,024,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,220

Total Permanent Positions	35,220

Other Compensation Common to All
Personnel Economic Relief Allowance	2,136
Representation Allowance	522
Transportation Allowance	522
Clothing and Uniform Allowance	534
Mid-Year Bonus - Civilian	2,935
Year End Bonus	2,935
Cash Gift	445
Productivity Enhancement Incentive	445
Step Increment	88

Total Other Compensation Common to All	10,562

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	435

1044	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Anniversary Bonus - Civilian	267

Total Other Compensation for Specific Groups	702

Other Benefits
PAG-IBIG Contributions	107
PhilHealth Contributions	389
Employees Compensation Insurance Premiums	107
Loyalty Award - Civilian	65

Total Other Benefits	668

Military/Uniformed Personnel
Basic Pay
Base Pay	5,860,498
Creation of New Positions	288,794

Total Basic Pay	6,149,292

Other Compensation Common to All
Personnel Economic Relief Allowance	359,136
Clothing/ Uniform Allowance	88,213
Subsistence Allowance	819,279
Laundry Allowance	5,742
Quarters Allowance	77,962
Longevity Pay	1,169,821
Mid-Year Bonus - Military/Uniformed Personnel	488,375
Year-end Bonus	488,375
Cash Gift	74,820
Productivity Enhancement Incentive	74,820

Total Other Compensation Common to All	3,646,543

Other Compensation for Specific Groups
Hazardous Duty Pay	19,427
Hazard Duty Pay	96,967
Training Subsistence Allowance	4,800
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	1,411,980
Anniversary Bonus - Military/Uniformed Personnel (MUP)	44,892

Total Other Compensation for Specific Groups	1,578,066

Other Benefits
Special Group Term Insurance	1,077
PAG-IBIG Contributions	17,957
PhilHealth Contributions	102,378
Employees Compensation Insurance Premiums	17,957
Retirement Gratuity	261,189
Terminal Leave	419,601

Total Other Benefits	820,159

Total Personnel Services	12,241,212

DECEMBER 28, 2020	OFFICIAL GAZETTE	1045
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Maintenance and Other Operating Expenses

Travelling Expenses	29,264
Training and Scholarship Expenses	31,672
Supplies and Materials Expenses	6,281,765
Utility Expenses	256,355
Communication Expenses	131,347
Awards/Rewards and Prizes	3,587
Survey, Research, Exploration and Development Expenses	1,500
Professional Services	17,460
General Services	1,900
Repairs and Maintenance	153,746
Financial Assistance/Subsidy	116,719
Taxes, Insurance Premiums and Other Fees	27,563
Other Maintenance and Operating Expenses
Advertising Expenses	281
Printing and Publication Expenses	11,102
Representation Expenses	1,000
Transportation and Delivery Expenses	1,238
Rent/Lease Expenses	10,000
Subscription Expenses	8,162
Other Maintenance and Operating Expenses	11,961

Total Maintenance and Other Operating Expenses	7,096,622

Total Current Operating Expenditures	19,337,834

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	7,000
Buildings and Other Structures	39,458
Machinery and Equipment Outlay	174,732
Transportation Equipment Outlay	22,000

Total Capital Outlays	243,190

TOTAL NEW APPROPRIATIONS	19,581,024

D. LOCAL GOVERNMENT ACADEMY

For general administration and support, and operations, including locally-funded project (s) as indicated hereunder	₱	261,468,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	12,651,000	₱	30,819,000	₱	4,147,000	₱	47,617,000

1046	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Operations		21,109,000		190,842,000		1,900,000		213,851,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		21,109,000		190,842,000		1,900,000		213,851,000

TOTAL NEW APPROPRIATIONS	₱	33,760,000	₱	221,661,000	₱	6,047,000	₱	261,468,000

Special Provision(s)

1. Enhancing Local Government Unit Capacity on Climate Change Adaptation and Disaster Risk Management Framework. The amount of Seventy Six Million Pesos (₱76,000,000) appropriated herein for the Enhancement of LGU Capacity on Climate Change Adaptation and Disaster Risk Management Framework shall be used to enable LGUs to effectively implement disaster prevention and risk reduction measures through the strengthening of communities and people’s capacity to anticipate, cope with, and recover from disasters.

2. Prohibition on the Use of Funds. No appropriations authorized herein shall be used for the Lakbay-aral and other similar activities of Local government officials and employees.

3. Training Programs. The DILG, through the Local Government Academy (LGA) shall conduct training programs on (1) enhanced local climate change action plans; and (2) laws on environmental protection, ecological solid waste management, climate change adaptation and mitigation, and disaster risk reduction, including measures towards the preservation of their indigenous culture.

It shall also hold peer-to-peer learning exchanges on best practices on climate change adaptation and mitigation.

4. Reporting and Posting Requirements. The Local Government Academy (LGA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) LGA’s website.

The LGA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	12,651,000	₱	30,819,000	₱	4,147,000	₱	47,617,000

Sub-total, General Administration and Support		12,651,000		30,819,000		4,147,000		47,617,000

Operations
Local governance capacity of LGU and DILG LG sector personnel improved		21,109,000		190,842,000		1,900,000		213,851,000

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM		21,109,000		190,842,000		1,900,000		213,851,000

Conduct of research studies and formulation of policies, guidelines for LGU and department personnel related to capacity building		8,473,000		14,366,000				22,839,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1047
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Development and implementation of capacity development programs for LGU and DILG LG-sector personnel		12,636,000		176,476,000				189,112,000
Project(s)
Locally-Funded Project(s)						1,900,000		1,900,000

Cloud-Based Backup and Recovery Solution						1,200,000		1,200,000

National Capital Region (NCR)						1,200,000		1,200,000

Regional Office - NCR						1,200,000		1,200,000
LGA Online Accreditation System						700,000		700,000

National Capital Region (NCR)						700,000		700,000

Regional Office - NCR						700,000		700,000

Sub-total, Operations		21,109,000		190,842,000		1,900,000		213,851,000

TOTAL NEW APPROPRIATIONS	₱	33,760,000	₱	221,661,000	₱	6,047,000	₱	261,468,000

New Appropriations, by objects of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,180

Total Permanent Positions	26,180

Other Compensation Common to All
Personnel Economic Relief Allowance	1,128
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	282
Mid-Year Bonus - Civilian	2,182
Year End Bonus	2,182
Cash Gift	235
Productivity Enhancement Incentive	235
Step Increment	66

Total Other Compensation Common to All	7,210

1048	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
PAG-IBIG Contributions	56
PhilHealth Contributions	258
Employees Compensation Insurance Premiums	56

Total Other Benefits	370

Total Personnel Services	33,760

Maintenance and Other Operating Expenses
Travelling Expenses	1,746
Training and Scholarship Expenses	182,445
Supplies and Materials Expenses	5,988
Utility Expenses	3,362
Communication Expenses	3,585
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	2,372
General Services	6,490
Repairs and Maintenance	2,755
Taxes, Insurance Premiums and Other Fees	470
Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,216
Transportation and Delivery Expenses	108
Rent/Lease Expenses	10,275
Membership Dues and Contributions to Organizations	50
Subscription Expenses	681

Total Maintenance and Other Operating Expenses	221,661

Total Current Operating Expenditures	255,421

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	6,047

Total Capital Outlays	6,047

TOTAL NEW APPROPRIATIONS	261,468

E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

For general administration and support, support to operations, and operations, as indicated hereunder	₱	701,251,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	117,329,000	₱	27,925,000	₱	₱	145,254,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1049
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Support to Operations		31,877,000		22,340,000		16,458,000		70,675,000
Operations		417,589,000		67,733,000				485,322,000

SOCIO-CULTURAL PROGRAM		380,350,000		59,539,000				439,889,000
SOCIO-ECONOMIC PROGRAM		12,812,000		3,193,000				16,005,000
SOCIAL PROTECTION PROGRAM		24,427,000		5,001,000				29,428,000

TOTAL NEW APPROPRIATIONS	₱	566,795,000	₱	117,998,000	₱	16,458,000	₱	701,251,000

Special Provision(s)

1. Trust Receipts for Hajj. Advance payments by pilgrims and local and foreign donations received to cover expenses for the annual Hajj shall be recorded as trust receipts in accordance with E.O. NO. 338, s. 1996, as implemented by COA-DBM-DOF J.C. NO. 1-97 dated January 2, 1997.

2. Appropriations for Hajj. The amount of Thirty Seven Million Four Hundred Sixty Eight Thousand Pesos (₱37,468,000) appropriated herein for MOOE includes the administrative expenses of the National Commission on Muslim Filipinos (NCMF) supervisory team in the annual Hajj.

3. Reporting and Posting Requirements. The NCMF shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NCMF’s website.

The NCMF shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and other Operating Expanses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	84,489,000	₱	27,925,000	₱		₱	112,414,000
Administration of Personnel Benefits		32,840,000						32,840,000

Sub-total, General Administration and Support		117,329,000		27,925,000				145,254,000

Support to Operations
Planning, Research and Development, Monitoring and Evaluation, and Information Systems Management		20,209,000		17,945,000		16,458,000		54,612,000
Information dissemination on issues and concerns affecting Muslim Filipinos		11,668,000		1,393,000				13,061,000

1050	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Policy and advisory services		3,002,000		3,002,000

Sub-total, Support to Operations	31,877,000	22,340,000	16,458,000	70,675,000

Operations
Muslim culture, traditions, and cultural centers preserved, developed and strengthened	380,350,000	59,539,000		439,889,000

SOCIO-CULTURAL PROGRAM	380,350,000	59,539,000		439,889,000

Administration and supervision of Hajj operations	5,352,000	37,468,000		42,820,000
Institutional support, development and promotion for Madrasah Education, Shari’ah program and Qur’an competitions	16,395,000	5,192,000		21,587,000
Promotion, development, management and preservation of Muslim cultural centers, heritage, holidays, festivities and cultural activities	358,603,000	16,879,000		375,482,000
Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized	37,239,000	8,194,000		45,433,000

SOCIO-ECONOMIC PROGRAM	12,812,000	3,193,000		16,005,000

Promotion, development and management of Endowment Services		439,000		439,000
Promotion and development of Muslim Micro and Small Enterprise (MSEs)	12,812,000	2,270,000		15,082,000
Promotion and development of Halal		484,000		484,000
SOCIAL PROTECTION PROGRAM	24,427,000	5,001,000		29,428,000

Support and assistance to Muslim education and advocacy program	4,614,000	497,000		5,111,000
Legal and paralegal services to Muslim Filipino Communities		1,570,000		1,570,000
Assistance to Muslim settlement, ancestral lands, relocation and disaster relief services	9,447,000	1,489,000		10,936,000
Peace initiatives and conflict resolution	10,366,000	1,445,000		11,811,000

Sub-total, Operations	417,589,000	67,733,000		485,322,000

TOTAL NEW APPROPRIATIONS	₱566,795,000	₱117,998,000	₱16,458,000	₱701,251,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	410,334

DECEMBER 28, 2020	OFFICIAL GAZETTE	1051
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Total Permanent Positions	410,334

Other Compensation Common to All
Personnel Economic Relief Allowance	19,032
Representation Allowance	7,878
Transportation Allowance	7,878
Clothing and Uniform Allowance	4,758
Mid-Year Bonus - Civilian	34,195
Year End Bonus	34,195
Cash Gift	3,965
Productivity Enhancement Incentive	3,965
Step Increment	1,026

Total Other Compensation Common to All	116,892

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	817

Total Other Compensation for Specific Groups	817

Other Benefits
PAG-IBIG Contributions	951
PhilHealth Contributions	4,010
Employees Compensation Insurance Premiums	951
Terminal Leave	32,840

Total Other Benefits	38,752

Total Personnel Services	566,795

Maintenance and Other Operating Expenses
Travelling Expenses	35,154
Training and Scholarship Expenses	5,184
Supplies and Materials Expenses	11,175
Utility Expenses	6,743
Communication Expenses	11,530
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,138
Professional Services	1,369
General Services	7,736
Repairs and Maintenance	1,183
Financial Assistance/Subsidy	2,088
Taxes, Insurance Premiums and Other Fees	152
Other Maintenance and Operating Expenses
Advertising Expenses	296
Printing and Publication Expenses	1,358
Representation Expenses	9,174
Transportation and Delivery Expenses	88
Rent/Lease Expenses	20,010
Subscription Expenses	225
Other Maintenance and Operating Expenses	2,395

Total Maintenance and Other Operating Expenses	117,998

Total Current Operating Expenditures	684,793

1052	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	16,458

Total Capital Outlays	16,458

TOTAL NEW APPROPRIATIONS	701,251

F. NATIONAL POLICE COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,851,108,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	290,792,000	₱	159,894,000	₱	23,955,000	₱	474,641,000
Operations		1,292,018,000		84,449,000				1,376,467,000

POLICE ADMINISTRATION PROGRAM		1,254,125,000		76,735,000				1,330,860,000
CRIME PREVENTION AND COORDINATION PROGRAM		37,893,000		7,714,000				45,607,000

TOTAL NEW APPROPRIATIONS	₱	1,582,810,000	₱	244,343,000	₱	23,955,000	₱	1,851,108,000

Special Provision(s)

1.    Payment of Police Benefits. The amount of Eight Hundred Thirty Five Million One Hundred Forty Five Thousand Pesos (₱835,145,000) appropriated herein for the payment of police benefits shall be released upon submission by the National Police Commission (NAPOLCOM) of the list of claimants with the corresponding benefits and amount.

2.    Reporting and Posting Requirements. The NAPOLCOM shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    NAPOLCOM’s website.

The NAPOLCOM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	1053
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

New Appropriations, by Programs/Activities/Projects, By Operating Units

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expanses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	286,230,000	₱	159,894,000	₱	23,955,000	₱	470,079,000

National Capital Region (NCR)		119,782,000		106,715,000		23,955,000		250,452,000

Central Office		105,746,000		99,422,000		23,955,000		229,123,000
Regional Office - NCR		14,036,000		7,293,000				21,329,000
Region I - Ilocos		12,466,000		2,732,000				15,198,000

Regional Office - I		12,466,000		2,732,000				15,198,000
Cordillera Administrative Region (CAR)		7,293,000		2,614,000				9,907,000

Regional Office - CAR		7,293,000		2,614,000				9,907,000
Region II - Cagayan Valley		10,430,000		2,863,000				13,293,000

Regional Office - II		10,430,000		2,863,000				13,293,000
Region III - Central Luzon		11,024,000		3,154,000				14,178,000

Regional Office - III		11,024,000		3,154,000				14,178,000
Region IVA - CALABARZON		7,435,000		3,386,000				10,821,000

Regional Office - IVA		7,435,000		3,386,000				10,821,000
Region IVB - MIMAROPA		7,484,000		2,329,000				9,813,000

Regional Office - IVB		7,484,000		2,329,000				9,813,000
Region V - Bicol		12,563,000		3,541,000				16,104,000

Regional Office - V		12,563,000		3,541,000				16,104,000
Region VI - Western Visayas		12,828,000		3,783,000				16,611,000

Regional Office - VI		12,828,000		3,783,000				16,611,000
Region VII - Central Visayas		11,056,000		3,825,000				14,881,000

Regional Office - VII		11,056,000		3,825,000				14,881,000
Region VIII - Eastern Visayas		13,908,000		4,467,000				18,375,000

Regional Office - VIII		13,908,000		4,467,000				18,375,000

1054	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IX - Zamboanga Peninsula	12,540,000	3,523,000		16,063,000

Regional Office - IX	12,540,000	3,523,000		16,063,000
Region X - Northern Mindanao	11,884,000	3,851,000		15,735,000

Regional Office - X	11,884,000	3,851,000		15,735,000
Region XI - Davao	10,723,000	4,330,000		15,053,000

Regional Office - XI	10,723,000	4,330,000		15,053,000
Region XII - SOCCSKSARGEN	9,249,000	3,096,000		12,345,000

Regional Office - XII	9,249,000	3,096,000		12,345,000
Region XIII - CARAGA	6,316,000	2,906,000		9,222,000

Regional Office - XIII	6,316,000	2,906,000		9,222,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	9,249,000	2,779,000		12,028,000

Regional Office - BARMM	9,249,000	2,779,000		12,028,000
Administration of Personnel Benefits	4,562,000			4,562,000

National Capital Region (NCR)	4,562,000			4,562,000

Central Office	4,562,000			4,562,000

Sub-total, General Administration and Support	290,792,000	159,894,000	23,955,000	474,641,000

Operations
Police Professionalized	1,292,018,000	84,449,000		1,376,467,000

POLICE ADMINISTRATION PROGRAM	1,254,125,000	76,735,000		1,330,860,000

POLICE SUPERVISION SUB-PROGRAM	203,675,000	68,622,000		272,297,000

Oversight of Police Administration and Operations	31,929,000	33,315,000		65,244,000

National Capital Region (NCR)	31,929,000	33,315,000		65,244,000

Central Office	31,929,000	33,315,000		65,244,000
Development and Administration of PNP Entrance and Promotional Examinations	17,032,000	20,197,000		37,229,000

National Capital Region (NCR)	12,728,000	11,902,000		24,630,000

Central Office	12,346,000	11,082,000		23,428,000
Regional Office - NCR	382,000	820,000		1,202,000
Region I - Ilocos	382,000	414,000		796,000

Regional Office - I	382,000	414,000		796,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1055
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Cordillera Administrative Region (CAR)	245,000	488,000	733,000

Regional Office - CAR	245,000	488,000	733,000
Region II - Cagayan Valley	382,000	415,000	797,000

Regional Office - II	382,000	415,000	797,000
Region III - Central Luzon	385,000	466,000	851,000

Regional Office - III	385,000	466,000	851,000
Region IVA - CALABARZON		412,000	412,000

Regional Office - IVA		412,000	412,000
Region IVB - MIMAROPA	271,000	416,000	687,000

Regional Office - IVB	271,000	416,000	687,000
Region V - Bicol	382,000	673,000	1,055,000

Regional Office - V	382,000	673,000	1,055,000
Region VI - Western Visayas		962,000	962,000

Regional Office - VI		962,000	962,000
Region VII - Central Visayas	410,000	670,000	1,080,000

Regional Office - VII	410,000	670,000	1,080,000
Region VIII - Eastern Visayas	410,000	786,000	1,196,000

Regional Office - VIII	410,000	786,000	1,196,000
Region IX - Zamboanga Peninsula		414,000	414,000

Regional Office - IX		414,000	414,000
Region X - Northern Mindanao	385,000	414,000	799,000

Regional Office - X	385,000	414,000	799,000
Region XI - Davao	385,000	516,000	901,000

Regional Office - XI	385,000	516,000	901,000
Region XII - SOCCSKSARGEN	382,000	417,000	799,000

Regional Office - XII	382,000	417,000	799,000
Region XIII - CARAGA		416,000	416,000

Regional Office - XIII		416,000	416,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	285,000	416,000	701,000

Regional Office - BARMM	285,000	416,000	701,000

1056	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Inspection and audit of PNP offices, monitoring, review and evaluation of NAPOLCOM policies and standards	154,714,000	15,110,000	169,824,000

National Capital Region (NCR)	64,870,000	5,618,000	70,488,000

Central Office	55,875,000	4,973,000	60,848,000
Regional Office - NCR	8,995,000	645,000	9,640,000
Region I - Ilocos	6,648,000	575,000	7,223,000

Regional Office - I	6,648,000	575,000	7,223,000
Cordillera Administrative Region (CAR)	3,868,000	493,000	4,361,000

Regional Office - CAR	3,868,000	493,000	4,361,000
Region II - Cagayan Valley	6,864,000	678,000	7,542,000

Regional Office - II	6,864,000	678,000	7,542,000
Region III - Central Luzon	6,825,000	824,000	7,649,000

Regional Office - III	6,825,000	824,000	7,649,000
Region IVA - CALABARZON	3,187,000	609,000	3,796,000

Regional Office - IVA	3,187,000	609,000	3,796,000
Region IVB - MINAROPA	5,244,000	569,000	5,813,000

Regional Office - IVB	5,244,000	569,000	5,813,000
Region V - Bicol	6,752,000	517,000	7,269,000

Regional Office - V	6,752,000	517,000	7,269,000
Region VI - Western Visayas	5,174,000	396,000	5,570,000

Regional Office - VI	5,174,000	396,000	5,570,000
Region VII - Central Visayas	6,815,000	488,000	7,303,000

Regional Office - VII	6,815,000	488,000	7,303,000
Region VIII - Eastern Visayas	5,182,000	585,000	5,767,000

Regional Office - VIII	5,182,000	585,000	5,767,000
Region IX - Zamboanga Peninsula	6,209,000	589,000	6,798,000

Regional Office - IX	6,209,000	589,000	6,798,000
Region X - Northern Mindanao	6,301,000	812,000	7,113,000

Regional Office - X	6,301,000	812,000	7,113,000
Region XI - Davao	6,723,000	679,000	7,402,000

Regional Office - XI	6,723,000	679,000	7,402,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1057
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region XII - SOCCSKSARGEN	5,273,000	599,000	5,872,000

Regional Office - XII	5,273,000	599,000	5,872,000
Region XIII - CARAGA	3,240,000	411,000	3,651,000

Regional Office - XIII	3,240,000	411,000	3,651,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	5,539,000	668,000	6,207,000

Regional Office - BARMM	5,539,000	668,000	6,207,000
POLICE DISCIPLINARY SUB-PROGRAM	208,470,000	7,747,000	216,217,000

Management of Police Summary Dismissal Cases (NAPOLCOM Disciplinary Machinery)	5,193,000		5,193,000

National Capital Region (NCR)	5,193,000		5,193,000

Central Office	5,193,000		5,193,000
Adjudication of Appeals (National Appellate Board and Regional Appellate Boards)	58,949,000	2,062,000	61,011,000

National Capital Region (NCR)	19,920,000	608,000	20,528,000

Central Office	4,297,000	342,000	4,639,000
Regional Office - NCR	15,623,000	266,000	15,889,000
Region I - Ilocos	2,945,000	100,000	3,045,000

Regional Office - I	2,945,000	100,000	3,045,000
Cordillera Administrative Region (CAR)	2,830,000	100,000	2,930,000

Regional Office - CAR	2,830,000	100,000	2,930,000
Region II - Cagayan Valley	2,916,000	100,000	3,016,000

Regional Office - II	2,916,000	100,000	3,016,000
Region III - Central Luzon	2,910,000	100,000	3,010,000

Regional Office - III	2,910,000	100,000	3,010,000
Region IVA - CALABARZON	919,000	54,000	973,000

Regional Office - IVA	919,000	54,000	973,000
Region IVB - MIMAROPA	2,655,000	100,000	2,755,000

Regional Office - IVB	2,655,000	100,000	2,755,000
Region V - Bicol	2,860,000	100,000	2,960,000

Regional Office - V	2,860,000	100,000	2,960,000
Region VI - Western Visayas	2,860,000	100,000	2,960,000

Regional Office - VI	2,860,000	100,000	2,960,000

1058	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VII - Central Visayas	2,712,000	100,000	2,812,000

Regional Office - VII	2,712,000	100,000	2,812,000
Region VIII - Eastern Visayas	3,109,000	100,000	3,209,000

Regional Office - VIII	3,109,000	100,000	3,209,000
Region IX - Zamboanga Peninsula	2,553,000	100,000	2,653,000

Regional Office - IX	2,553,000	100,000	2,653,000
Region X - Northern Mindanao	2,111,000	100,000	2,211,000

Regional Office - X	2,111,000	100,000	2,211,000
Region XI - Davao	2,678,000	100,000	2,778,000

Regional Office - XI	2,678,000	100,000	2,778,000
Region XII - SOCCSKSARGEN	2,479,000	100,000	2,579,000

Regional Office - XII	2,479,000	100,000	2,579,000
Region XIII - CARAGA	29,000		29,000

Regional Office - XIII	29,000		29,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	2,463,000	100,000	2,563,000

Regional Office - BARMM	2,463,000	100,000	2,563,000
Rendition of Opinions and Legal Services	144,328,000	5,685,000	150,013,000

National Capital Region (NCR)	30,647,000	2,695,000	33,342,000

Central Office	16,141,000	2,518,000	18,659,000
Regional Office - NCR	14,506,000	177,000	14,683,000
Region I - Ilocos	9,484,000	187,000	9,671,000

Regional Office - I	9,484,000	187,000	9,671,000
Cordillera Administrative Region (CAR)	8,378,000	209,000	8,587,000

Regional Office - CAR	8,378,000	209,000	8,587,000
Region II - Cagayan Valley	5,053,000	219,000	5,272,000

Regional Office - II	5,053,000	219,000	5,272,000
Region III - Central Luzon	14,514,000	199,000	14,713,000

Regional Office - III	14,514,000	199,000	14,713,000
Region IVA - CALABARZON	8,240,000	209,000	8,449,000

Regional Office - IVA	8,240,000	209,000	8,449,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1059
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region IVB - MIMAROPA	6,223,000	134,000	6,357,000

Regional Office - IVB	6,223,000	134,000	6,357,000
Region V - Bicol	5,132,000	214,000	5,346,000

Regional Office - V	5,132,000	214,000	5,346,000
Region VI - Western Visayas	11,411,000	252,000	11,663,000

Regional Office - VI	11,411,000	252,000	11,663,000
Region VII - Central Visayas	8,141,000	219,000	8,360,000

Regional Office - VII	8,141,000	219,000	8,360,000
Region VIII - Eastern Visayas	11,630,000	199,000	11,829,000

Regional Office - VIII	11,630,000	199,000	11,829,000
Region IX - Zamboanga Peninsula	3,507,000	209,000	3,716,000

Regional Office - IX	3,507,000	209,000	3,716,000
Region X - Northern Mindanao	3,444,000	192,000	3,636,000

Regional Office - X	3,444,000	192,000	3,636,000
Region XI - Davao	8,295,000	172,000	8,467,000

Regional Office - XI	8,295,000	172,000	8,467,000
Region XII - SOCCSKSARGEN	3,377,000	177,000	3,554,000

Regional Office - XII	3,377,000	177,000	3,554,000
Region XIII - CARAGA	1,923,000	62,000	1,985,000

Regional Office - XIII	1,923,000	62,000	1,985,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	4,929,000	137,000	5,066,000

Regional Office - BARMM	4,929,000	137,000	5,066,000
POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM	841,980,000	366,000	842,346,000

Management of Police Benefit Funds	841,980,000	366,000	842,346,000

National Capital Region (NCR)	734,629,000	59,000	734,688,000

Central Office	704,145,000		704,145,000
Regional Office - NCR	30,484,000	59,000	30,543,000
Region I - Ilocos	5,514,000	22,000	5,536,000

Regional Office - I	5,514,000	22,000	5,536,000
Cordillera Administrative Region (CAR)	4,000,000	21,000	4,021,000

1060	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Regional Office - CAR	4,000,000	21,000	4,021,000
Region II - Cagayan Valley	6,484,000	22,000	6,506,000

Regional Office - II	6,484,000	22,000	6,506,000
Region III - Central Luzon	8,494,000	22,000	8,516,000

Regional Office - III	8,494,000	22,000	8,516,000
Region IVA - CALABARZON	10,480,000	22,000	10,502,000

Regional Office - IVA	10,480,000	22,000	10,502,000
Region IVB - MIMAROPA	6,000,000		6,000,000

Regional Office - IVB	6,000,000		6,000,000
Region V - Bicol	7,480,000	22,000	7,502,000

Regional Office - V	7,480,000	22,000	7,502,000
Region VI - Western Visayas	5,488,000	22,000	5,510,000

Regional Office - VI	5,488,000	22,000	5,510,000
Region VII - Central Visayas	6,480,000	22,000	6,502,000

Regional Office - VII	6,480,000	22,000	6,502,000
Region VIII - Eastern Visayas	7,480,000	22,000	7,502,000

Regional Office - VIII	7,480,000	22,000	7,502,000
Region IX - Zamboanga Peninsula	5,480,000	22,000	5,502,000

Regional Office - IX	5,480,000	22,000	5,502,000
Region X - Northern Mindanao	6,498,000	22,000	6,520,000

Regional Office - X	6,498,000	22,000	6,520,000
Region XI - Davao	8,488,000	22,000	8,510,000

Regional Office - XI	8,488,000	22,000	8,510,000
Region XII - SOCCSKSARGEN	7,505,000	22,000	7,527,000

Regional Office - XII	7,505,000	22,000	7,527,000
Region XIII - CARAGA	3,000,000		3,000,000

Regional Office - XIII	3,000,000		3,000,000
Bangsamoro autonomous Region in Muslim Mindanao (BARMM)	8,480,000	22,000	8,502,000

Regional Office - BARMM	8,480,000	22,000	8,502,000
CRIME PREVENTION AND COORDINATION PROGRAM	37,893,000	7,714,000	45,607,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1061
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Formulation, Management, Coordination and Monitoring of National Crime Prevention Program	37,893,000	7,714,000	45,607,000

National Capital Region (NCR)	24,276,000	5,517,000	29,793,000

Central Office	23,189,000	5,382,000	28,571,000
Regional Office - NCR	1,087,000	135,000	1,222,000
Region I - Ilocos	1,044,000	170,000	1,214,000

Regional Office - I	1,044,000	170,000	1,214,000
Cordillera Administrative Region (CAR)	712,000	143,000	855,000

Regional Office - CAR	712,000	143,000	855,000
Region II - Cagayan Valley	1,090,000	171,000	1,261,000

Regional Office - Il	1,090,000	171,000	1,261,000
Region III - Central Luzon	1,094,000	166,000	1,260,000

Regional Office - III	1,094,000	166,000	1,260,000
Region IVA - CALABARZON	382,000	81,000	463,000

Regional Office - IVA	382,000	81,000	463,000
Region IVB - MIMAROPA	662,000	109,000	771,000

Regional Office - IVB	662,000	109,000	771,000
Region V - Bicol	1,065,000	120,000	1,185,000

Regional Office - V	1,065,000	120,000	1,185,000
Region VI - Western Visayas	1,044,000	115,000	1,159,000

Regional Office - VI	1,044,000	115,000	1,159,000
Region VII - Central Visayas	1,110,000	198,000	1,308,000

Regional Office - VII	1,110,000	198,000	1,308,000
Region VIII - Eastern Visayas	1,072,000	143,000	1,215,000

Regional Office - VIII	1,072,000	143,000	1,215,000
Region IX - Zamboanga Peninsula	697,000	166,000	863,000

Regional Office - IX	697,000	166,000	863,000
Region X - Northern Mindanao	410,000	160,000	570,000

Regional Office - X	410,000	160,000	570,000
Region XI - Davao	1,097,000	146,000	1,243,000

Regional Office - XI	1,097,000	146,000	1,243,000

1062	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XII - SOCCSKSARGEN		1,094,000		111,000				1,205,000

Regional Office - XII		1,094,000		111,000				1,205,000
Region XIII - CARAGA		382,000						382,000

Regional Office - XIII		382,000						382,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		662,000		198,000				860,000

Regional Office - BARMM		662,000		198,000				860,000

Sub-total, Operations		1,292,018,000		84,449,000				1,376,467,000

TOTAL NEW APPROPRIATIONS	₱	1,582,810,000	₱	244,343,000	₱	23,955,000	₱	1,851,108,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	561,702

Total Permanent Positions	561,702

Other Compensation Common to All
Personnel Economic Relief Allowance	26,640
Representation Allowance	13,062
Transportation Allowance	14,262
Clothing and Uniform Allowance	6,660
Mid-Year Bonus - Civilian	46,811
Year End Bonus	46,811
Cash Gift	5,550
Per Diems	608
Productivity Enhancement Incentive	5,550
Step Increment	1,407

Total other Compensation Common to All	167,361

Other Compensation for Specific Groups
Magna Carta for Public Health workers	49
Anniversary Bonus - Civilian	3,330

Total other Compensation for Specific Groups	3,379

Other Benefits
PAG-IBIG Contributions	1,325
PhilHealth Contributions	5,160
Employees Compensation Insurance Premiums	1,325

DECEMBER 28, 2020	OFFICIAL GAZETTE	1063

DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Loyalty Award - Civilian	430
Terminal Leave	4,562

Total Other Benefits	12,802

Non - Permanent Positions	2,421

Military/Uniformed Personnel
Other Personnel Benefits
Police Benefits	835,145

Total Other Personnel Benefits	835,145

Total Personnel Services	1,582,810

Maintenance and Other Operating Expenses
Travelling Expenses	33,762
Training and Scholarship Expenses	10,748
Supplies and Materials Expenses	64,946
Utility Expenses	30,320
Communication Expenses	19,314
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,521
Professional Services	848
General Services	19,546
Repairs and Maintenance	24,156
Taxes, Insurance Premiums and Other Fees	2,599
Other Maintenance and Operating Expenses
Advertising Expenses	105
Printing and Publication Expenses	1,780
Representation Expenses	23,766
Transportation and Delivery Expenses	200
Rent/Lease Expenses	8,741
Subscription Expenses	691
Other Maintenance and Operating Expenses	300

Total Maintenance and Other Operating Expenses	244,343

Total Current Operating Expenditures	1,827,153

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	23,955

Total Capital Outlays	23,955

TOTAL NEW APPROPRIATIONS	1,851,108

1064	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

G. NATIONAL YOUTH COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	132,462,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	11,053,000	₱	3,776,000	₱		₱	14,829,000
Operations		47,638,000		67,835,000		2,160,000		117,633,000

YOUTH DEVELOPMENT PROGRAM		47,638,000		67,835,000		2,160,000		117,633,000

TOTAL NEW APPROPRIATIONS	₱	58,691,000	₱	71,611,000	₱	2,160,000	₱	132,462,000

Special Provision(s)

1. Sangguniang Kabataan Mandatory and Continuing Training Fund. The amount of Thirty Five Million Pesos (₱35,000,000) appropriated herein shall be used exclusively for the conduct of capacity-building activities for the Sangguniang Kabataan officials and members of the Local Youth Development Councils in accordance with Sections 27, 28 and 29 of R.A. No. 10742. In no case shall said amount be used for any other purpose.

2. Reporting and Posting Requirements. The National Youth Commission (NYC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NYC’s website.

The NYC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	11,053,000	₱	3,776,000	₱		₱	14,829,000

Sub-total, General Administration and Support		11,053,000		3,776,000				14,829,000

Operations
Coordination of government actions for the development of the youth improved		47,638,000		67,835,000		2,160,000		117,633,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1065

DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

YOUTH DEVELOPMENT PROGRAM		47,638,000		67,835,000		2,160,000		117,633,000

Formulate policies and coordinate implementation of Youth Development Programs		47,638,000		67,835,000		2,160,000		117,633,000

Sub-total, Operations		47,638,000		67,835,000		2,160,000		117,633,000

TOTAL NEW APPROPRIATIONS	₱	58,691,000	₱	71,611,000	₱	2,160,000	₱	132,462,000

New Appropriations, by object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	45,444

Total Permanent Positions	45,444

Other Compensation Common to All
Personnel Economic Relief Allowance	1,944
Representation Allowance	852
Transportation Allowance	852
Clothing and Uniform Allowance	486
Mid-Year Bonus - Civilian	3,787
Year End Bonus	3,787
Cash Gift	405
Productivity Enhancement Incentive	405
Step Increment	114

Total Other Compensation Common to All	12,632

Other Benefits
PAG-IBIG Contributions	98
PhilHealth Contributions	419
Employees Compensation Insurance Premiums	98

Total Other Benefits	615

Total Personnel Services	58,691

Maintenance and Other Operating Expenses
Travelling Expenses	7,434
Training and Scholarship Expenses	19,330
Supplies and Materials Expenses	4,137
Utility Expenses	1,737
Communication Expenses	3,486
Awards/Rewards and Prizes	530
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,084

1066	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Professional Services	12,794
General Services	2,160
Repairs and Maintenance	617
Taxes, Insurance Premiums and Other Fees	154
Other Maintenance and operating Expenses
Printing and Publication Expenses	5,124
Representation Expenses	2,921
Rent/Lease Expenses	9,773
Subscription Expenses	330

Total Maintenance and Other operating Expenses	71,611

Total Current operating Expenditures	130,302

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,160

Total Capital Outlays	2,160

TOTAL NEW APPROPRIATIONS	132,462

H. PHILIPPINE COMMISSION ON WOMEN

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	137,625,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	19,075,000	₱	21,484,000	₱	8,900,000	₱	49,459,000
Operations		26,353,000		56,813,000		5,000,000		88,166,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		26,353,000		56,813,000		5,000,000		88,166,000

TOTAL NEW APPROPRIATIONS	₱	45,428,000	₱	78,297,000	₱	13,900,000	₱	137,625,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Commission on Women (PCM) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCM’s website.

DECEMBER 28, 2020	OFFICIAL GAZETTE	1067

DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

The PCM shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	19,075,000	₱	21,484,000	₱	8,900,000	₱	49,459,000

Sub-total, General Administration and Support		19,075,000		21,484,000		8,900,000		49,459,000

Operations
Gender-Responsiveness of Government Policies, Plans and Programs Improved		26,353,000		56,813,000		5,000,000		88,166,000

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM		26,353,000		56,813,000		5,000,000		88,166,000

Maintenance of a Data Bank on Gender and Development (GAD) for Women		5,415,000		14,683,000				20,098,000
Provision of Gender and Development (GAD) Policy and Plan Development and Advocacy Services		8,376,000		17,903,000				26,279,000
Provision of Technical Assistance, Advisory and Capacity-Building Services on Gender and Development		6,900,000		7,367,000				14,267,000
Planning, Management and Monitoring of Gender Mainstreaming under the Magna Carta of Women		5,662,000		15,613,000		5,000,000		26,275,000
Project(s)
Locally-Funded Project(s)				1,247,000				1,247,000

Development and Acquisition of Management Information Sub-Systems				1,247,000				1,247,000

Sub-total, Operations		26,353,000		56,813,000		5,000,000		88,166,000

TOTAL NEW APPROPRIATIONS	₱	45,428,000	₱	78,297,000	₱	13,900,000	₱	137,625,000

1068	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	35,033

Total Permanent Positions	35,033

Other Compensation Common to All
Personnel Economic Relief Allowance	1,632
Representation Allowance	612
Transportation Allowance	612
Clothing and Uniform Allowance	408
Mid-Year Bonus - Civilian	2,919
Year End Bonus	2,919
Cash Gift	340
Productivity Enhancement Incentive	340
Step Increment	86

Total Other Compensation Common to All	9,868

Other Benefits
PAG-IBIG Contributions	81
PhilHealth Contributions	350
Employees Compensation Insurance Premiums	81
Loyalty Award - Civilian	15

Total Other Benefits	527

Total Personnel Services	45,428

Maintenance and Other Operating Expenses
Travelling Expenses	6,284
Training and Scholarship Expenses	10,448
Supplies and Materials Expenses	5,485
Utility Expenses	3,290
Communication Expenses	4,486
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	118
Professional Services	26,952
General Services	3,635
Repairs and Maintenance	958
Taxes, Insurance Premiums and Other Fees	300
Other Maintenance and Operating Expenses
Advertising Expenses	50
Printing and Publication Expenses	900
Transportation and Delivery Expenses	90
Rent/Lease Expenses	2,246
Subscription Expenses	6,017

DECEMBER 28, 2020	OFFICIAL GAZETTE	1069

DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Other Maintenance and Operating Expenses	7,038

Total Maintenance and Other Operating Expenses	78,297

Total Current Operating Expenditures	123,725

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	5,000
Machinery and Equipment Outlay	6,900
Furniture, Fixtures and Books Outlay	2,000

Total Capital Outlays	13,900

TOTAL NEW APPROPRIATIONS	137,625

I. PHILIPPINE NATIONAL POLICE

For general administration and support, support to operations, and operations, including locally-funded project(s), as indicated hereunder	₱	191,138,901,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,556,952,000	₱	1,149,838,000	₱	75,430,000	₱	22,782,220,000
Support to Operations		105,336,000		379,188,000				484,524,000
Operations		148,073,190,000		16,276,844,000		3,522,123,000		167,872,157,000

CRIME PREVENTION AND SUPPRESSION PROGRAM		147,161,545,000		15,349,411,000		3,522,123,000		166,033,079,000
CRIME INVESTIGATION PROGRAM		76,812,000		644,810,000				721,622,000
POLICE EDUCATION PROGRAM		834,833,000		282,623,000				1,117,456,000

TOTAL NEW APPROPRIATIONS	₱	169,735,478,000	₱	17,805,870,000	₱	3,597,553,000	₱	191,138,901,000

Special Provision(s)

1. Trust Receipts from Police Fees and Charges. Fees and charges collected by the PNP by virtue of its absorption of the then Philippine Constabulary-Integrated National Police and AFP Units shall be used as follows:

(a) augment its operational requirements in accordance with E.O. No. 1002, s. 1985; and

(b) Forty percent (40%) net proceeds of the firearms license fees for the scholarship privileges to surviving children of deceased or permanently incapacitated police officers in accordance with R.A. No. 6963.

Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with DBM-DILG J.C. No. 1-92 dated May 8, 1992 and E.0. No. 338, s. 1996.

1070	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

2. Maintenance and Other Operating Expenses of Police Offices. The amount of Three Billion Seven Hundred Seventy Eight Million One Hundred Eighty Eight Thousand Pesos (₱3,778,188,000) appropriated herein for the MODE of police offices shall be allocated and distributed at One Thousand Three Hundred Ninety Pesos (₱1,390) per month multiplied by the number of police personnel.

3. Quick Response Fund. The amount of Fifty Million Pesos (₱50,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a standby-fund to be used for relief and rescue operations in order that the situation and living conditions of people living in communities or areas stricken by calamities, epidemics, crises, and catastrophes occurring during the current year may be normalized as quickly as possible. In no case shall the QRF be used for pre-disaster activities or for any other purpose not authorized in this provision. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 849, R.A. No. 11518)

4. Personnel Services of the Internal Affairs Service. The amount of Seven Hundred Ninety Million One Hundred Ninety Five Thousand Six Hundred Forty Eight Pesos (₱790,195,648) appropriated herein under Personnel Services shall be used for the regular pay and allowances of uniformed personnel of the Internal Affairs Service (IAS).

5. Payment of Back Salaries and Allowances. The Chief of the PNP, subject to approval by the Chairperson of the National Police Commission, is authorized to use available allotments for Personnel Services in payment of prior years’ salaries and allowances due to uniformed members upon reinstatement into the service as a result of exoneration or acquittal from administrative, civil, or criminal cases by competent court, in accordance with budgeting, accounting and auditing rules and regulations.

6. Use of the Maintenance and Other Operating Expenses for Payment of Damages. The Chief of the PNP is authorized, subject to the approval of the Secretary of the Interior and Local Government, to utilize MODE for the payment of damages to property and for injury and death of civilian resulting from police operations, as determined by a competent court.

7. Priority in Hiring of Female Police Officer 1 Recruits. The PNP shall ensure that in the hiring of new Police Officer 1 recruits, priority shall be given to qualified female applicants to fill vacancies in women’s and children’s desks.

8. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the PNP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the PNP, upon the recommendation of the Chief of the PNP and approval by the Secretary of the Interior and Local Government, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987 and budgeting, accounting and auditing rules and regulations.

9. Rice Subsidy. The amount of One Billion Five Hundred Twelve Million Three Hundred Twenty Seven Hundred Thousand Pesos (₱1,512,327,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the uniformed personnel of PNP.

10. Reconnaissance in Marine Protected Areas. Pursuant to its mandate to enforce the Philippine Fisheries Code and other Fisheries Laws, the PNP-Maritime Command shall provide additional personnel in established fisheries management areas in Region IV-A, IV-B, VI, VIII, and XIII and other marine protected areas requested by the Bureau of Fisheries and Aquatic Resources and LGUs for joint missions or increased reconnaissance activities.

11. Reporting and Posting Requirements. The PNP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PNP’s website

The PNP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

12. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects, By Operating Units

Current Operating Expenditures
	Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support

DECEMBER 28, 2020	OFFICIAL GAZETTE	1071
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

General Management and Supervision	₱	1,060,368,000	₱	20,695,000	₱	65,430,000	₱	1,146,493,000

National Capital Region (NCR)		1,060,368,000		20,695,000		65,430,000		1,146,493,000

Central Office		1,060,368,000		20,695,000		65,430,000		1,146,493,000
Personnel and Records Management		264,489,000		335,944,000				600,433,000

National Capital Region (NCR)		264,489,000		269,529,000				534,018,000

Central Office		264,489,000		254,774,000				519,263,000
Regional Office - NCR				14,755,000				14,755,000
Region I - Ilocos				4,693,000				4,693,000

Regional Office - I				4,693,000				4,693,000
Cordillera Administrative Region (CAR)				3,501,000				3,501,000

Regional Office - CAR				3,501,000				3,501,000
Region II - Cagayan Valley				3,789,000				3,789,000

Regional Office - II				3,789,000				3,789,000
Region III - Central Luzon				6,591,000				6,591,000

Regional Office - III				6,591,000				6,591,000
Region IVA - CALABARZON				4,996,000				4,996,000

Regional Office - IVA				4,996,000				4,996,000
Region IVB - MIMAROPA				2,653,000				2,653,000

Regional Office - IVB				2,653,000				2,653,000
Region V - Bicol				3,898,000				3,898,000

Regional Office - V				3,898,000				3,898,000
Region VI - Western Visayas				4,628,000				4,628,000

Regional Office - VI				4,628,000				4,628,000
Region VII - Central Visayas				4,642,000				4,642,000

Regional Office - VII				4,642,000				4,642,000
Region VIII - Eastern Visayas				3,583,000				3,583,000

Regional Office - VIII				3,583,000				3,583,000
Region IX - Zamboanga Peninsula				3,595,000				3,595,000

Regional Office - IX				3,595,000				3,595,000

1072	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		4,521,000		4,521,000

Regional Office - X		4,521,000		4,521,000
Region XI - Davao		3,798,000		3,798,000

Regional Office - XI		3,798,000		3,798,000
Region XII - SOCCSKSARGEN		3,649,000		3,649,000

Regional Office - XII		3,649,000		3,649,000
Region XIII - CARAGA		3,673,000		3,673,000

Regional Office - XIII		3,673,000		3,673,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,205,000		4,205,000

Regional Office - BARMM		4,205,000		4,205,000
Fiscal Management Services	177,183,000	114,465,000		291,648,000

National Capital Region (NCR)	177,183,000	114,465,000		291,648,000

Central Office	177,183,000	114,465,000		291,648,000
Internal Affairs Services	94,673,000	92,647,000	10,000,000	197,320,000

National Capital Region (NCR)	94,673,000	92,647,000	10,000,000	197,320,000

Central Office	94,673,000	92,647,000	10,000,000	197,320,000
Human Resource Development	9,160,000	492,206,000		501,366,000

National Capital Region (NCR)	9,160,000	304,575,000		313,735,000

Central Office	9,160,000	279,501,000		288,661,000
Regional Office - NCR		25,074,000		25,074,000
Region I - Ilocos		11,563,000		11,563,000

Regional Office - I		11,563,000		11,563,000
Cordillera Administrative Region (CAR)		8,199,000		8,199,000

Regional Office - CAR		8,199,000		8,199,000
Region II - Cagayan Valley		10,079,000		10,079,000

Regional Office - Il		10,079,000		10,079,000
Region III - Central Luzon		16,338,000		16,338,000

Regional Office - III		16,338,000		16,338,000
Region IVA - CALABARZON		15,891,000		15,891,000

Regional Office - IVA		15,891,000		15,891,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1073
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region IVB - MIMAROPA		8,061,000		8,061,000

Regional Office - IVB		8,061,000		8,061,000
Region V - Bicol		12,249,000		12,249,000

Regional Office - V		12,249,000		12,249,000
Region VI - Western Visayas		14,709,000		14,709,000

Regional Office - VI		14,709,000		14,709,000
Region VII - Central Visayas		13,594,000		13,594,000

Regional Office - VII		13,594,000		13,594,000
Region VIII - Eastern Visayas		11,443,000		11,443,000

Regional Office - VIII		11,443,000		11,443,000
Region IX - Zamboanga Peninsula		10,544,000		10,544,000

Regional Office - IX		10,544,000		10,544,000
Region X - Northern Mindanao		11,709,000		11,709,000

Regional Office - X		11,709,000		11,709,000
Region XI - Davao		11,651,000		11,651,000

Regional Office - XI		11,651,000		11,651,000
Region XII - SOCCSKSARGEN		10,109,000		10,109,000

Regional Office - XII		10,109,000		10,109,000
Region XIII - CARAGA		9,043,000		9,043,000

Regional Office - XIII		9,043,000		9,043,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		12,449,000		12,449,000

Regional Office - BARMM		12,449,000		12,449,000
Plans Services	12,079,000	93,881,000		105,960,000

National Capital Region (NCR)	12,079,000	93,881,000		105,960,000

Central Office	12,079,000	93,881,000		105,960,000
Administration of Personnel Benefits	19,939,000,000			19,939,000,000

National Capital Region (NCR)	19,939,000,000			19,939,000,000

Central Office	19,939,000,000			19,939,000,000

Sub-total, General administration and Support	21,556,952,000	1,149,838,000	75,430,000	22,782,220,000

1074	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Support to Operations
Conduct research and development on the upgrading of the logistics capabilities of the PNP, including weapons, transportation and criminalistic equipment and case management and intelligence system of the PNP intelligence research center	8,284,000	49,910,000	58,194,000

National Capital Region (NCR)	8,284,000	49,910,000	58,194,000

Central Office	8,284,000	49,910,000	58,194,000
Provision of hospitalization and health care services to the members of the PNP and their dependents	97,052,000	329,278,000	426,330,000

National Capital Region (NCR)	97,052,000	271,340,000	368,392,000

Central Office	97,052,000	264,262,000	361,314,000
Regional Office - NCR		7,078,000	7,078,000
Region I - Ilocos		3,325,000	3,325,000

Regional Office - I		3,325,000	3,325,000
Cordillera Administrative Region (CAR)		3,436,000	3,436,000

Regional Office - CAR		3,436,000	3,436,000
Region II - Cagayan Valley		3,403,000	3,403,000

Regional Office - II		3,403,000	3,403,000
Region III - Central Luzon		4,597,000	4,597,000

Regional Office - III		4,597,000	4,597,000
Region IVA - CALABARZON		2,991,000	2,991,000

Regional Office - IVA		2,991,000	2,991,000
Region IVB - MlMAROPA		2,563,000	2,563,000

Regional Office - IVB		2,563,000	2,563,000
Region V - Bicol		3,598,000	3,598,000

Regional Office - V		3,598,000	3,598,000
Region VI - Western Visayas		3,376,000	3,376,000

Regional Office - VI		3,376,000	3,376,000
Region VII - Central Visayas		3,592,000	3,592,000

Regional Office - VII		3,592,000	3,592,000
Region VIII - Eastern Visayas		3,384,000	3,384,000

Regional Office - VIII		3,384,000	3,384,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1075
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region IX - Zamboanga Peninsula		2,863,000		2,863,000

Regional Office - IX		2,863,000		2,863,000
Region X - Northern Mindanao		4,341,000		4,341,000

Regional Office - X		4,341,000		4,341,000
Region XI - Davao		3,872,000		3,872,000

Regional Office - XI		3,872,000		3,872,000
Region XII - SOCCSKSARGEN		3,867,000		3,867,000

Regional Office - XII		3,867,000		3,867,000
Region XIII - CARAGA		4,451,000		4,451,000

Regional Office - XIII		4,451,000		4,451,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		4,279,000		4,279,000

Regional Office - BARMM		4,279,000		4,279,000

Sub-total, Support to Operations	105,336,000	379,188,000		484,524,000

Operations
Community safety improved	148,073,190,000	16,276,844,000	3,522,123,000	167,872,157,000

CRIME PREVENTION AND SUPPRESSION PROGRAM	147,161,545,000	15,349,411,000	3,522,123,000	166,033,079,000

Conduct of procurement, transport, storage and distribution of supplies and materials, including the maintenance of equipment and facilities	2,193,475,000	8,005,043,000	2,000,000,000	12,198,518,000

National Capital Region (NCR)	2,193,475,000	5,122,086,000	2,000,000,000	9,315,561,000

Central Office	2,193,475,000	4,472,495,000	2,000,000,000	8,665,970,000
Regional Office - NCR		649,591,000		649,591,000
Region I - Ilocos		167,209,000		167,209,000

Regional Office - I		167,209,000		167,209,000
Cordillera Administrative Region (CAR)		139,982,000		139,982,000

Regional Office - CAR		139,982,000		139,982,000
Region II - Cagayan Valley		157,436,000		157,436,000

Regional Office - II		157,436,000		157,436,000
Region III - Central Luzon		257,960,000		257,960,000

Regional Office - III		257,960,000		257,960,000
Region IVA - CALABARZON		195,855,000		195,855,000

1076	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Regional Office - IVA		195,855,000	195,855,000
Region IVB - MIMAROPA		122,252,000	122,252,000

Regional Office - IVB		122,252,000	122,252,000
Region V - Bicol		276,239,000	276,239,000

Regional Office - V		276,239,000	276,239,000
Region VI - Western Visayas		224,318,000	224,318,000

Regional Office - VI		224,318,000	224,318,000
Region VII - Central Visayas		226,285,000	226,285,000

Regional Office - VII		226,285,000	226,285,000
Region VIII - Eastern Visayas		226,355,000	226,355,000

Regional Office - VIII		226,355,000	226,355,000
Region IX - Zamboanga Peninsula		145,068,000	145,068,000

Regional Office - IX		145,068,000	145,068,000
Region X - Northern Mindanao		177,148,000	177,148,000

Regional Office - X		177,148,000	177,148,000
Region XI - Davao		147,416,000	147,416,000

Regional Office - XI		147,416,000	147,416,000
Region XII - SOCCSKSARGEN		132,921,000	132,921,000

Regional Office - XII		132,921,000	132,921,000
Region XIII - CARAGA		135,422,000	135,422,000

Regional Office - XIII		135,422,000	135,422,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		151,091,000	151,091,000

Regional Office - BARMM		151,091,000	151,091,000
Conduct of police patrol operations and other related confidential activities against dissidents, subversives, lawless elements and organized crime syndicates and campaign against kidnapping, trafficking of women and minors, smuggling, carnapping, gunrunning, illegal fishing and trafficking of illegal drugs	144,850,033,000	4,046,878,000	148,896,911,000

National Capital Region (NCR)	144,850,033,000	1,774,794,000	146,624,827,000

Central Office	144,850,033,000	1,383,020,000	146,233,053,000
Regional Office - NCR		391,774,000	391,774,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1077

DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region I - Ilocos	127,787,000	127,787,000

Regional Office - I	127,787,000	127,787,000
Cordillera Administrative Region (CAR)	124,924,000	124,924,000

Regional Office - CAR	124,924,000	124,924,000
Region II - Cagayan Valley	91,798,000	91,798,000

Regional Office - II	91,798,000	91,798,000
Region III - Central Luzon	153,012,000	153,012,000

Regional Office - III	153,012,000	153,012,000
Region IVA - CALABARZON	210,526,000	210,526,000

Regional Office - IVA	210,526,000	210,526,000
Region IVB - MIMAROPA	88,233,000	88,233,000

Regional Office - IVB	88,233,000	88,233,000
Region V - Bicol	151,710,000	151,710,000

Regional Office - V	151,710,000	151,710,000
Region VI - Western Visayas	198,942,000	198,942,000

Regional Office - V1	198,942,000	198,942,000
Region VII - Central Visayas	170,440,000	170,440,000

Regional Office - VII	170,440,000	170,440,000
Region VIII - Eastern Visayas	138,125,000	138,125,000

Regional Office - VIII	138,125,000	138,125,000
Region IX - Zamboanga Peninsula	148,170,000	148,170,000

Regional Office - IX	148,170,000	148,170,000
Region X - Northern Mindanao	136,627,000	136,627,000

Regional Office - X	136,627,000	136,627,000
Region XI - Davao	136,404,000	136,404,000

Regional Office - XI	136,404,000	136,404,000
Region XII - SOCCSKSARGEN	123,270,000	123,270,000

Regional Office - XII	123,270,000	123,270,000
Region XIII - CARAGA	118,541,000	118,541,000

Regional Office - XIII	118,541,000	118,541,000

1078	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		153,575,000	153,575,000

Regional Office - BARMM		153,575,000	153,575,000
Conduct of intelligence and counterintelligence activities	71,645,000	1,132,360,000	1,204,005,000

National Capital Region (NCR)	71,645,000	832,075,000	903,720,000

Central Office	71,645,000	804,402,000	876,047,000
Regional Office - NCR		27,673,000	27,673,000
Region I - Ilocos		17,233,000	17,233,000

Regional Office - I		17,233,000	17,233,000
Cordillera Administrative Region (CAR)		15,131,000	15,131,000

Regional Office - CAR		15,131,000	15,131,000
Region II - Cagayan Valley		15,420,000	15,420,000

Regional Office - II		15,420,000	15,420,000
Region III - Central Luzon		24,295,000	24,295,000

Regional Office - III		24,295,000	24,295,000
Region IVA - CALABARZON		22,351,000	22,351,000

Regional Office - IVA		22,351,000	22,351,000
Region IVB - MIMAROPA		11,990,000	11,990,000

Regional Office - IVB		11,990,000	11,990,000
Region V - Bicol		19,174,000	19,174,000

Regional Office - V		19,174,000	19,174,000
Region VI - Western Visayas		22,966,000	22,966,000

Regional Office - VI		22,966,000	22,966,000
Region VII - Central Visayas		21,373,000	21,373,000

Regional Office - VII		21,373,000	21,373,000
Region VIII - Eastern Visayas		21,024,000	21,024,000

Regional Office - VIII		21,024,000	21,024,000
Region IX - Zamboanga Peninsula		17,315,000	17,315,000

Regional Office - IX		17,315,000	17,315,000
Region X - Northern Mindanao		21,333,000	21,333,000

Regional Office - X		21,333,000	21,333,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1079

DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region XI - Davao		16,536,000	16,536,000

Regional Office - XI		16,536,000	16,536,000
Region XII - SOCCSKSARGEN		15,413,000	15,413,000

Regional Office - XII		15,413,000	15,413,000
Region XIII - CARAGA		16,977,000	16,977,000

Regional Office - XIII		16,977,000	16,977,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)		21,754,000	21,754,000

Regional Office - BARMM		21,754,000	21,754,000
Conduct of community awareness, public relations activities and community work and development, including disaster preparedness, community organization and mobilization, community development, relief operations and other related activities which are confidential in nature	46,392,000	302,132,000	348,524,000

National Capital Region (NCR)	46,392,000	241,015,000	287,407,000

Central Office	46,392,000	236,090,000	282,482,000
Regional Office - NCR		4,925,000	4,925,000
Region I - Ilocos		3,153,000	3,153,000

Regional Office - I		3,153,000	3,153,000
Cordillera Administrative Region (CAR)		3,678,000	3,678,000

Regional Office - CAR		3,678,000	3,678,000
Region II - Cagayan Valley		4,234,000	4,234,000

Regional Office - II		4,234,000	4,234,000
Region III - Central Luzon		4,177,000	4,177,000

Regional Office - III		4,177,000	4,177,000
Region IVA - CALABARZON		4,079,000	4,079,000

Regional Office - IVA		4,079,000	4,079,000
Region IVB - MIMAROPA		2,049,000	2,049,000

Regional Office - IVB		2,049,000	2,049,000
Region V - Bicol		4,198,000	4,198,000

Regional Office - V		4,198,000	4,198,000
Region VI - Western Visayas		4,519,000	4,519,000

Regional Office - VI		4,519,000	4,519,000

1080	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VII - Central Visayas	3,726,000		3,726,000

Regional Office - VII	3,726,000		3,726,000
Region VIII - Eastern Visayas	3,906,000		3,906,000

Regional Office - VIII	3,906,000		3,906,000
Region IX - Zamboanga Peninsula	3,091,000		3,091,000

Regional Office - IX	3,091,000		3,091,000
Region X - Northern Mindanao	4,115,000		4,115,000

Regional Office - X	4,115,000		4,115,000
Region XI - Davao	4,029,000		4,029,000

Regional Office - XI	4,029,000		4,029,000
Region XII - SOCCSKSARGEN	3,511,000		3,511,000

Regional Office - XII	3,511,000		3,511,000
Region XIII - CARAGA	4,096,000		4,096,000

Regional Office - XIII	4,096,000		4,096,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	4,556,000		4,556,000

Regional Office - BARMM	4,556,000		4,556,000
Project(s)
Locally-Funded Project(s)	1,862,998,000	1,522,123,000	3,385,121,000

Construction of Police Stations		100,000,000	100,000,000

Region I - Ilocos		9,845,000	9,845,000

Regional Office - I		9,845,000	9,845,000
Cordillera Administrative Region (CAR)		6,692,000	6,692,000

Regional Office - CAR		6,692,000	6,692,000
Region II - Cagayan Valley		6,692,000	6,692,000

Regional Office - II		6,692,000	6,692,000
Region III - Central Luzon		6,692,000	6,692,000

Regional Office - III		6,692,000	6,692,000
Region IVA - CALABARZON		6,692,000	6,692,000

Regional Office - IVA		6,692,000	6,692,000
Region IVB - MIMAROPA		6,692,000	6,692,000

Regional Office - IVB		6,692,000	6,692,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1081
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region V - BICOL		6,692,000	6,692,000

Regional Office - V		6,692,000	6,692,000
Region VI - Western Visayas		9,845,000	9,845,000

Regional Office - VI		9,845,000	9,845,000
Region VII - Central Visayas		6,693,000	6,693,000

Regional Office - VII		6,693,000	6,693,000
Region VIII - Eastern Visayas		6,693,000	6,693,000

Regional Office - VIII		6,693,000	6,693,000
Region IX - Zamboanga Peninsula		6,693,000	6,693,000

Regional Office - IX		6,693,000	6,693,000
Region X - Northern Mindanao		6,693,000	6,693,000

Regional Office - X		6,693,000	6,693,000
Region XII - SOCCSKSARGEN		6,693,000	6,693,000

Regional Office - XII		6,693,000	6,693,000
Region XIII - CARAGA		6,693,000	6,693,000

Regional Office - XIII		6,693,000	6,693,000
PNP Project Convergence on Manila Bay Rehabilitation	26,982,000		26,982,000

National Capital Region (NCR)	26,982,000		26,982,000

Central Office	26,982,000		26,982,000
Philippine Anti-Illegal Drugs Strategy	546,276,000		546,276,000

National Capital Region (NCR)	546,276,000		546,276,000

Central Office	546,276,000		546,276,000
Construction of Philippine National Police Medical Plaza		1,147,830,000	1,147,830,000

National Capital Region (NCR)		1,147,830,000	1,147,830,000

Central Office		1,147,830,000	1,147,830,000
End of Local Communist Armed Conflict (ELCAC)	1,084,433,000		1,084,433,000

National Capital Region (NCR)	155,000,000		155,000,000

Central Office	100,000,000		100,000,000
Regional Office - NCR	55,000,000		55,000,000
Region I - Ilocos	60,000,000		60,000,000

Regional Office - I	60,000,000		60,000,000

1082	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Cordillera Administrative Region (CAR)	50,000,000	50,000,000

Regional Office - CAR	50,000,000	50,000,000
Region II - Cagayan Valley	55,000,000	55,000,000

Regional Office - II	55,000,000	55,000,000
Region III - Central Luzon	61,433,000	61,433,000

Regional Office - III	61,433,000	61,433,000
Region IVA - CALABARZON	62,000,000	62,000,000

Regional Office - IVA	62,000,000	62,000,000
Region IVB - MIMAROPA	40,000,000	40,000,000

Regional Office - IVB	40,000,000	40,000,000
Region V - Bicol	60,000,000	60,000,000

Regional Office - V	60,000,000	60,000,000
Region VI - Western Visayas	60,000,000	60,000,000

Regional Office - VI	60,000,000	60,000,000
Region VII - Central Visayas	60,000,000	60,000,000

Regional Office - VII	60,000,000	60,000,000
Region VIII - Eastern Visayas	60,000,000	60,000,000

Regional Office - VIII	60,000,000	60,000,000
Region IX - Zamboanga Peninsula	60,000,000	60,000,000

Regional Office - IX	60,000,000	60,000,000
Region X - Northern Mindanao	61,000,000	61,000,000

Regional Office - X	61,000,000	61,000,000
Region XI - Davao	60,000,000	60,000,000

Regional Office - XI	60,000,000	60,000,000
Region XII - SOCCSKSARGEN	60,000,000	60,000,000

Regional Office - XII	60,000,000	60,000,000
Region XIII - CARAGA	60,000,000	60,000,000

Regional Office - XIII	60,000,000	60,000,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	60,000,000	60,000,000

Regional Office - BARMM	60,000,000	60,000,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1083
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

PNP Intelligence Analytics Center	12,553,000		12,553,000

National Capital Region (NCR)		12,553,000	12,553,000

Central Office		12,553,000	12,553,000
PNP Smart Camps	31,565,000	79,654,000	111,219,000

National Capital Region (NCR)	31,565,000	79,654,000	111,219,000

Central Office	31,565,000	79,654,000	111,219,000
Establishment of PNP Information Technology Center	7,040,000	37,730,000	44,770,000

National Capital Region (NCR)	7,040,000	37,730,000	44,770,000

Central Office	7,040,000	37,730,000	44,770,000
Police Community Relations Management Information System (e-PCRMIS)	675,000		675,000

National Capital Region (NCR)	675,000		675,000

Central Office	675,000		675,000
Establishment of Crime Laboratory Information Management System (CLIMS) Portal	9,533,000		9,533,000

National Capital Region (NCR)	9,533,000		9,533,000

Central Office	9,533,000		9,533,000
PNP Intelligence Operations Command, Control and Communication Center	1,494,000	2,206,000	3,700,000

National Capital Region (NCR)	1,494,000	2,206,000	3,700,000

Central Office	1,494,000	2,206,000	3,700,000
Operational Requirements of the PNP Integrity Monitoring and Enforcement Group (IMEG)	20,000,000		20,000,000

National Capital Region (NCR)	20,000,000		20,000,000

Central Office	20,000,000		20,000,000
Construction of PNPA Fund Gym		50,000,000	50,000,000

National Capital Region (NCR)		50,000,000	50,000,000

Central Office		50,000,000	50,000,000
Construction of Police Station at Balayan, Batangas		6,850,000	6,850,000

Region IVA - CALABARZON		6,850,000	6,850,000

Regional Office - IVA		6,850,000	6,850,000

1084	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Additional Support for the Maritime Group		30,000,000		30,000,000

National Capital Region (NCR)		30,000,000		30,000,000

Central Office		30,000,000		30,000,000
Master in Development Management (MON) Program for Center for Police Strategy Management (CPSM) and Police Strategy Management Units (PSMUs)		20,000,000		20,000,000 20,000,000

National Capital Region (NCR)		20,000,000		20,000,000

Central Office		20,000,000		20,000,000
Purchase of Patrol Cars			35,300,000	35,300,000

National Capital Region (NCR)			35,300,000	35,300,000

Central Office			35,300,000	35,300,000
Additional Support for Anti-Cyber Crime Operations		35,000,000		35,000,000

National Capital Region (NCR)		35,000,000		35,000,000

Central Office		35,000,000		35,000,000
Quick Response Fund		50,000,000		50,000,000

National Capital Region (NCR)		50,000,000		50,000,000

Central Office		50,000,000		50,000,000
Construction of Philippine National Police Academy Medical Center - Silang, Cavite			50,000,000	50,000,000

National Capital Region (NCR)			50,000,000	50,000,000

Central Office			50,000,000	50,000,000
CRIME INVESTIGATION PROGRAM	76,812,000	644,810,000		721,622,000

Conduct of criminal investigation and other related confidential activities	76,812,000	644,810,000		721,622,000

National Capital Region (NCR)	76,812,000	415,837,000		492,649,000
Central Office	76,812,000	380,040,000		456,852,000
Regional Office - NCR		35,797,000		35,797,000
Region I - Ilocos		11,935,000		11,935,000

Regional Office - I		11,935,000		11,935,000
Cordillera Administrative Region (CAR)		10,880,000		10,880,000

Regional Office - CAR		10,880,000		10,880,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1085
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Region II - Cagayan Valley	9,154,000	9,154,000

Regional Office - II	9,154,000	9,154,000
Region III - Central Luzon	27,146,000	27,146,000

Regional Office - III	27,146,000	27,146,000
Region IVA - CALABARZON	18,681,000	18,681,000

Regional Office - IVA	18,681,000	18,681,000
Region IVB - MIMAROPA	7,758,000	7,758,000

Regional Office - IVB	7,758,000	7,758,000
Region V - Bicol	13,130,000	13,130,000

Regional Office - V	13,130,000	13,130,000
Region VI - Western Visayas	20,691,000	20,691,000

Regional Office - VI	20,691,000	20,691,000
Region VII - Central Visayas	23,093,000	23,093,000

Regional Office - VII	23,093,000	23,093,000
Region VIII - Eastern Visayas	11,231,000	11,231,000

Regional Office - VIII	11,231,000	11,231,000
Region IX - Zamboanga Peninsula	13,507,000	13,507,000

Regional Office - IX	13,507,000	13,507,000
Region X - Northern Mindanao	15,367,000	15,367,000

Regional Office - X	15,367,000	15,367,000
Region XI - Davao	19,178,000	19,178,000

Regional Office - XI	19,178,000	19,178,000
Region XII - SOCCSKSARGEN	9,581,000	9,581,000

Regional Office - XII	9,581,000	9,581,000
Region XIII - CARAGA	8,358,000	8,358,000

Regional Office - XIII	8,358,000	8,358,000
Bangsamoro Autonomous Region in Muslim Mindanao (BARMM)	9,283,000	9,283,000

Regional Office - BARMM	9,283,000	9,283,000

1086	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

POLICE EDUCATION PROGRAM		834,833,000		282,623,000				1,117,456,000

Research and Development Activities		4,383,000		285,000				4,668,000

National Capital Region (NCR)		4,383,000		285,000				4,668,000

Central Office		4,383,000		285,000				4,668,000
Education and Training Program		830,450,000		282,338,000				1,112,788,000

National Capital Region (NCR)		830,450,000		282,338,000				1,112,788,000

Central Office		830,450,000		282,338,000				1,112,788,000

Sub-total, Operations		148,073,190,000		16,276,844,000		3,522,123,000		167,872,157,000

TOTAL NEW APPROPRIATIONS	₱	169,735,478,000	₱	17,805,870,000	₱	3,597,553,000	₱	191,138,901,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	2,723,252

Total Permanent Positions	2,723,252

Other Compensation Common to All
Personnel Economic Relief Allowance	295,872
Representation Allowance	1,740
Transportation Allowance	1,740
Clothing and Uniform Allowance	73,968
Honoraria	72,907
Mid-Year Bonus - Civilian	226,937
Year End Bonus	226,937
Cash Gift	61,640
Productivity Enhancement Incentive	61,640
Step Increment	6,807

Total Other Compensation Common to All	1,030,188

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	9,388
Longevity Pay	15,557
Anniversary Bonus - Civilian	35,265

Total Other Compensation for Specific Groups	60,210

DECEMBER 28, 2020	OFFICIAL GAZETTE	1087
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Other Benefits
PAG-IBIG Contributions	14,794
PhilHealth Contributions	36,758
Employees Compensation Insurance Premiums	14,794
Loyalty Award - Civilian	8,810
Terminal Leave	33,678

Total Other Benefits	108,834

Military/Uniformed Personnel
Basic Pay
Base Pay	78,901,614
Creation of New Positions	147,665

Total Basic Pay	79,049,279

Other Compensation Common to All
Personnel Economic Relief Allowance	4,678,512
Clothing/ Uniform Allowance	1,862,324
Subsistence Allowance	10,672,856
Laundry Allowance	75,605
Quarters Allowance	1,043,641
Longevity Pay	16,341,844
Mid-Year Bonus - Military/Uniformed Personnel	6,575,134
Year-end Bonus	6,575,134
Cash Gift	974,690
Productivity Enhancement Incentive	974,690

Total Other Compensation Common to All	49,774,430

Other Compensation for Specific Groups
Hazardous Duty Pay	470,065
Flying Pay	11,488
Overseas Allowance	55,676
Sea Duty Pay	192,845
Combat Incentive Pay	4,787,212
Hazard Duty Pay	1,256,394
Training Subsistence Allowance	244,072
Civil Disturbance Control Subsistence Allowance	111,524
Subsistence of Detainees	125,093
Hardship Allowance	602
Combat Duty Pay	6,254,964
Incentive Pay	26,581
Instructor’s Duty Pay	108,448
Medal of Valor Award	49,500
Hospitalization Expenses	99,233
Specialist’s Pay	34,187
Lump-sum for Filling of Positions - Military/Uniformed Personnel (MUP)	15,229,003
Anniversary Bonus - Military/uniformed Personnel (MUP)	581,664

Total Other Compensation for Specific Groups	29,638,551

1088	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
Special Group Term Insurance	13,998
PAG-IBIG Contributions	233,926
PhilHealth Contributions	2,340,230
Employees Compensation Insurance Premiums	233,926
Retirement Gratuity	1,890,566
Terminal Leave	2,638,088

Total Other Benefits	7,350,734

Total Personnel Services	169,735,478

Maintenance and Other Operating Expenses
Travelling Expenses	278,906
Training and Scholarship Expenses	1,204,954
Supplies and Materials Expenses	10,181,504
Utility Expenses	1,146,136
Communication Expenses	402,954
Awards/Rewards and Prizes	5,234
Survey, Research, Exploration and Development Expenses	120
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	856,029
Professional Services	31,030
General Services	152,132
Repairs and Maintenance	1,075,987
Financial Assistance/Subsidy	1,512,327
Taxes, Insurance Premiums and Other Fees	191,965
Other Maintenance and Operating Expenses
Advertising Expenses	2,402
Printing and Publication Expenses	186,419
Representation Expenses	3,872
Transportation and Delivery Expenses	19,534
Rent/Lease Expenses	305,414
Subscription Expenses	28,443
Other Maintenance and Operating Expenses	220,508

Total Maintenance and Other Operating Expenses	17,805,870

Total Current Operating Expenditures	187,541,348

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	1,354,680
Machinery and Equipment Outlay	1,196,351
Transportation Equipment Outlay	1,046,522

Total Capital Outlays	3,597,553

TOTAL NEW APPROPRIATIONS	191,138,901

DECEMBER 28, 2020	OFFICIAL GAZETTE	1089
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

J. PHILIPPINE PUBLIC SAFETY COLLEGE

For general administration and support, and operations, as indicated hereunder	₱	641,085,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	58,821,000	₱	65,414,000	₱	7,707,000	₱	131,942,000
Operations		93,034,000		416,109,000				509,143,000

PUBLIC SAFETY EDUCATION PROGRAM		93,034,000		416,109,000				509,143,000

TOTAL NEW APPROPRIATIONS	₱	151,855,000	₱	481,523,000	₱	7,707,000	₱	641,085,000

Special Provision(s)

1. Reporting and Posting Requirements. The Philippine Public Safety College (PPSC) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PPSC’s website.

The PPSC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total

PROGRAMS General Administration and Support
General Management and Supervision	₱	54,034,000	₱	65,414,000	₱	7,707,000	₱	127,155,000
Administration of Personnel Benefits		4,787,000						4,787,000

Sub-total, General Administration and Support		58,821,000		65,414,000		7,707,000		131,942,000

Operations
Professionalized Public Safety Officers		93,034,000		416,109,000				509,143,000

1090	OFFICIAL GAZETTE	VOL. 116, NO. 52
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PUBLIC SAFETY EDUCATION PROGRAM		93,034,000		416,109,000				509,143,000

Research and development activities		26,163,000		1,137,000				27,300,000
Education and Training Program		66,871,000		414,972,000				481,843,000

Sub-total, Operations		93,034,000		416,109,000				509,143,000

TOTAL NEW APPROPRIATIONS	₱	151,855,000	₱	481,523,000	₱	7,707,000	₱	641,085,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	65,655

Total Permanent Positions	65,655

Other Compensation Common to All
Personnel Economic Relief Allowance	3,480
Representation Allowance	870
Transportation Allowance	870
Clothing and Uniform Allowance	870
Honoraria	61,727
Mid-Year Bonus - Civilian	5,471
Year End Bonus	5,471
Cash Gift	725
Productivity Enhancement Incentive	725
Step Increment	164

Total Other Compensation Common to All	80,373

Other Compensation for Specific Groups
Lump-sum for Filling of Positions - Civilians	1,915

Total Other Compensation for Specific Groups	1,915

Other Benefits
PAG-IBIG Contributions	174
PhilHealth Contributions	692
Employees Compensation Insurance Premiums	174
Terminal Leave	2,872

Total Other Benefits	3,912

Total Personnel Services	151,855

DECEMBER 28, 2020	OFFICIAL GAZETTE	1091
DEPARTMENT OF INTERIOR AND LOCAL GOVERNMENT

Maintenance and Other Operating Expenses
Travelling Expenses	36,511
Training and Scholarship Expenses	116,119
Supplies and Materials Expenses	170,317
Utility Expenses	32,447
Communication Expenses	12,080
Survey, Research, Exploration and Development Expenses	204
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	649
Professional Services	3,858
General Services	14,764
Repairs and Maintenance	65,707
Taxes, Insurance Premiums and Other Fees	532
Other Maintenance and Operating Expenses
Advertising Expenses	203
Printing and Publication Expenses	4,279
Representation Expenses	6,899
Rent/Lease Expenses	14,211
Membership Dues and Contributions to Organizations	223
Subscription Expenses	2,520

Total Maintenance and Other Operating Expenses	481,523

Total Current Operating Expenditures	633,378

Capital Outlays
Property, Plant and Equipment Outlay
Furniture, Fixtures and Books Outlay	7,707

Total Capital Outlays	7,707

TOTAL NEW APPROPRIATIONS	641,085

1092	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	3,597,806,000	₱	3,622,212,000	₱	303,086,000	₱	7,523,104,000
B. BUREAU OF FIRE PROTECTION		21,130,301,000		1,772,564,000		2,635,402,000		25,538,267,000
C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY		12,241,212,000		7,096,622,000		243,190,000		19,581,024,000
D. LOCAL GOVERNMENT ACADEMY		33,760,000		221,661,000		6,047,000		261,468,000
E. NATIONAL COMMISSION OF MUSLIM FILIPINOS		566,795,000		117,998,000		16,458,000		701,251,000
F. NATIONAL POLICE COMMISSION		1,582,810,000		244,343,000		23,955,000		1,851,108,000
G. NATIONAL YOUTH COMMISSION		58,691,000		71,611,000		2,160,000		132,462,000
H. PHILIPPINE COMMISSION OF WOMEN		45,428,000		78,297,000		13,900,000		137,625,000
I. PHILIPPINE NATIONAL POLICE		169,735,478,000		17,805,870,000		3,597,553,000		191,138,901,000
J. PHILIPPINE PUBLIC SAFETY COLLEGE		151,855,000		481,523,000		7,707,000		641,085,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	₱	209,144,136,000	₱	31,512,701,000	₱	6,849,458,000	₱	247,506,295,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1093
DEPARTMENT OF JUSTICE

XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including locally-funded project(s) as indicated hereunder	₱7,425,796,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	342,984,000	₱	285,071,000	₱	81,260,000	₱	709,315,000
Support to Operations		20,138,000		7,981,000				28.119,000
Operations		6.066.974.000		569.388.000		52,000,000		6,688,362,000

LAW ENFORCEMENT PROGRAM		5,937.621,000		491,346,000		52,000,000		6,480.967.000
CORRECTIONS PROGRAM		30,156,000		12,381,000				42,537,000
LEGAL SERVICES PROGRAM		99,197,000		65,661,000				164,858,000

TOTAL NEW APPROPRIATIONS	₱	6,430,096,000	₱	862,440,000	₱	133,260,000	₱	7,425,796,000

Special Provision (s)

1. Reporting and Posting Requirements. The DOJ shall submitted quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DOJ’s website

The DOJ shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	294,139,000	₱	285,071,000	₱	81,260,000	₱	660,470,000

National Capital Region (NCR)		294,139,000		285,071,000		81,260,000		660,470,000

1094	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Central Office	294,139,000	285,071,000	81,260,000	660,470,000
Administration of Personnel Benefits	48,845,000			48,845,000

National Capital Region (NCR)	48,845,000			48,845,000

Central Office	48,845,000			48,845,000

Sub-total, General Administration and Support	342,984,000	285,071,000	81,260,000	709,315,000

Support to Operations
Planning and Management Services	20,138,000	2,823,000		22,961,000

National Capital Region (NCR)	20,138,000	2,823,000		22,961,000

Central Office	20,138,000	2,823,000		22,961,000
Project(s)
Locally-Funded Project(s)
National Justice Information System (NJIS)		5,158.000		5.158,000

National Capital Region (NCR)		5,158,000		5,158,000

Central Office		5,158,000		5,158,000

Sub-total, Support to Operations	20,138,000	7,981,000		28,119,000

Operations
Justice effectively and efficiently administered	6,066,974,000	569,388,000	52,000,000	6,688,362,000

LAN ENFORCEMENT PROGRAM	5,937,621,000	491,346,000	52,000,000	6,480,967,000

PROSECUTION SUB-PROGRAM	5,916,263,000	151,209,000	50,000,000	6,117,472,000

Investigation and Prosecution Services	5,916,263,000	148,577,000		6,064,840,000

National Capital Region (NCR)	5,916,263,000	148,577,000		6,064,840,000

Central Office	5,916,263,000	148,577,000		6,064,840,000
Project(s)
Locally-Funded Project(s)
Construction of Office Building for the National Prosecution Service Region XI			50.000,000	50 000.000

National Capital Region			50,000,000	50,000,000

Central Office			50,000,000	50,000,000
Philippine Anti-illegal Drugs Strategy (PADS)		2,632,000		2,632,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1095
DEPARTMENT OF JUSTICE

National Capital Region		2,632,000		2,632,000

Central Office		2,632,000		2,632,000
WITNESS PROTECTION SUB-PROGRAM		223,402,000		223,402,000

Witness Protection Security and Benefit Services		223,402,000		223,402,000

National Capital Region (NCR)		223,402,000		223,402,000

Central Office		223,402,000		223,402,000
SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM	21,358,000	116,735,000	2,000,000	140,093,000

Special Protection of Children Pursuant to E.O. 53, s. 2011		1,054,000		1,054,000

National Capital Region (NCR)		1,054,000		1,054,000

Central Office		1,054,000		1,054,000
Anti-Trafficking in Persons Enforcement pursuant to R.A. No. 9208		89,546,000	2.000.000	91,546,000

National Capital Region (NCR)		89,546,000	2.000,000	91,546.000

Central Office		89,546,000	2,000,000	91,546,000
Competition Enforcement pursuant to R.A. No. 10667	8,353,000	4,845,000		13,198,000

National Capital Region (NCR)	8,353,000	4,845,000		13,198,000

Central Office	8,353,000	4,845,000		13,198,000
Anti-Cybercrime Enforcement pursuant to R.A. No. 10175	13,005,000	10,383,000		23,388,000

National Capital Region (NCR)	13,005,000	10,383,000		23,388,000

Central Office	13,005,000	10,383,000		23,388,000
Project(s)
Locally-Funded Project(s)
Implementation of Administrative Order No. 35 (Inter-Agency Committee on Extra-Legal Killings, Enforced Disappearances, Torture and Other Grave Violations of the Right to Life, Liberty and Security of Persons)		10,907.000		10.907,000

National Capital Region (NCR)		10.907,000		10,907.000

Central Office		10,907,000		10,907,000
CORRECTIONS PROGRAM	30,156,000	12,381,000		42,537,000

Evaluation of Convicted Prisoners for Grant of Parole and Recommendation for Executive Clemency	30,156,000	3,540,000		33,696,000

1096	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Capital Region (NCR)		30.156,000		3.540.000				33.696.000

Central Office		30,156,000		3.540,000				33,696,000
Victims Compensation Services pursuant to R. A. No. 7309				8,841,000				8,841,000

National Capital Region (NCR)				8,841,000				8,841,000

Central Office				8,841,000				8,841,000
LEGAL SERVICES PROGRAM		99,197,000		65,661,000				164,858,000

Rendition of Various Legal Services (with the Secretary of Justice as Attorney General)		99,197,000		10,807,000				110,004,000

National Capital Region (NCR)		99,197,000		10,807,000				110,004,000

Central Office		99,197,000		10,807,000				110,004,000
Alternative Dispute Resolution Services pursuant to R.A. No. 9285				49,873,000				49,873,000

National Capital Region (NCR)				49,873,000				49,873,000

Central Office				49,873,000				49.873.000
Attendance to the Negotiation and Implementation of Economic Agreements				3.226,000				3.226.000

National Capital Region (NCR)				3,226,000				3,226,000

Central Office				3,226,000				3,226,000
Project(s)
Locally-Funded Project(s)
Capacity Building Activities for Government Trade and Investment Negotiations				1,755,000				1,755,000

National Capital Region (NCR)				1,755,000				1,755,000

Central Office				1,755,000				1,755,000

Sub-total, Operations		6,066,974,000		569,388,000		52,000,000		6,688,362,000

TOTAL NEW APPROPRIATIONS	₱	6,430,096,000	₱	862,440,000	₱	133,260,000	₱	7,425,796,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions

DECEMBER 28, 2020	OFFICIAL GAZETTE	1097
DEPARTMENT OF JUSTICE

Basic Salary	4,733,509

Total Permanent Positions	4.733.509

Other Compensation Common to All
Personnel Economic Relief Allowance	122.160
Representation Allowance	255,528
Transportation Allowance	255,234
Clothing and Uniform Allowance	30,540
Honoraria	11,724
Mid Year Bonus - Civilian	394,459
Year End Bonus	394,459
Cash Gift	25,450
Per Diems	238
Productivity Enhancement Incentive	25,450
Step Increment	11,832

Total Other Compensation Common to All	1,527,074

Other Compensation for Specific groups
Inquest Allowance	76,296

Total Other Compensation for Specific Groups	76,296

Other Benefits
PAG-IBIG Contributions	6,108
PhilHealth Contributions	26.461
Employees Compensation Insurance Premiums	6.108
Loyalty Award - Civilian	5.695
Terminal Leave	48,845

Total Other Benefits	93,217

Total Personnel Services	6,430,096

Maintenance and Other Operating Expenses
Travelling Expenses	58,550
Training and Scholarship Expenses	69,101
Supplies and materials Expenses	98,649
Utility Expenses	45,643
Communication Expenses	49,696
Awards/Rewards and Prizes	744
Survey, Research, Exploration and Development Expenses	46
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	216,041
Extraordinary and Miscellaneous Expenses	6,797
Professional Services	163,965
General Services	32,367
Repairs and Maintenance	28,249
Taxes, Insurance Premiums and Other Fees	2.482
Other Maintenance and Operating Expenses
Advertising Expenses	10.262
Printing and Publication Expenses	8.128
Representation Expenses	22.239
Transportation and Delivery Expenses	987
Rent/Lease Expenses	26.364

1098	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Membership Dues and Contributions to Organizations	81
Subscription Expenses	22,049

Total Maintenance and Other Operating Expenses	862,440

Total Current Operating Expenditures	7,292,536

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Oulay	3,300
Buildings and Other Structures	50,000
Machinery and Equipment Outlay	60,230
Furniture, Fixtures and Books Outlay	19,730

Total Capital Outlays	133,260

TOTAL NEW APPROPRIATIONS	7,425,796

B. BUREAU OF CORRECTIONS

For general administration and support, and operations, as indicated hereunder	₱	3,590,440,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	512,148,000	₱	85,850,000	₱	57,511,000	₱	655,509,000
Operations		1,058,227,000		1,856,704,000		20,000,000		2,934,931,000

PRISONERS REHABILITATION PROGRAM				136,486,000				136,486,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		1,058,227,000		1,720,218,000		20,000,000		2,798,445,000

TOTAL NEW APPROPRIATIONS	₱	1,570,375,000	₱	1,942,554,000	₱	77,511,000	₱	3,590,440,000

Special Provision(s)

1. Revolving Fund for Agro-Industrial Products. The revolving fund constituted from the sale of agro-industrial products shall be used for: (i) payment of allowance to inmates working in agricultural or industrial projects at a rate of not less than Five Hundred Pesos (₱500) for each inmate per month; (ii) payment of additional subsistence and medicine allowances of inmates in the National Penitentiary; and (iii) purchase of additional supplies and materials, farm tools, and equipment for the construction, maintenance, repair and operations of agricultural or industrial projects and prison facilities. Any interest income earned shall be deposited with the National Treasury as income of the General Fund pursuant to Section 44, Chapter 5, Book VI of E.0. No. 292, s. 1987.

Disbursements or expenditures by the Bureau of Corrections (BuCor) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.0. No. 292, and to appropriate criminal action under existing penal laws.

2. Subsistence and Medicine Allowances of Inmates. The amounts appropriated herein, shall cover the daily subsistence and medicine allowance at Seventy Pesos (₱70) and Fifteen Pesos (₱15), respectively, for Forty Nine Thousand Four Hundred Eighty One (49,481) assumed number of inmates for the year.

3. Quarters Privileges. Employees of the BuCor. COA, Philippine Postal Corporation, and public school teachers assigned at the New Bilibid Prison and Penal Colony Reservations, authorized to occupy or use existing quarters, shall shoulder the expenses for utilities.

DECEMBER 28, 2020	OFFICIAL GAZETTE	1099
DEPARTMENT OF JUSTICE

such as water, electricity, telephone, and similar charges.

4. Reporting and Posting Requirements. The BuCor shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BuCor’s website.

The BuCor shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

5. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	42,380,000	₱	85,850,000	₱	57,511,000	₱	185,741,000

National Capital Region (NCR)		42,380,000		85,850,000		57,511,000		185,741,000

New Bilibid Prison/Correctional Institute for Women		42,380,000		85,850,000		57,511,000		185,741,000
Administration of Personnel Benefits		469,768,000						469,768,000

National Capital Region (NCR)		469,768,000						469,768,000

New Bilibid Prison/Correctional Institute for Women		469,768,000						469,768,000

Sub-total, General Administration and Support		512,148,000		85,850,000		57,511,000		655,509,000

Operations
National Prisoners Effectively and Efficiently Kept Safe and Rehabilitated		1,058,227,000		1,856,704,000		20,000,000		2,934,931,000

PRISONERS REHABILITATION PROGRAM				136,486,000				136,486,000

Implementation, Supervision and Evaluation of Rehabilitation Programs for National Prisoners				122,952,000				122,952,000

National Capital Region (NCR)				60,866,000				60,866,000

New Bilibid Prison/Correctional Institute for Women				60,866,000				60,866,000
Region IVB - MIMAROPA				24,317,000				24,317,000

Inahig Prison and Penal Farm				13,791,000				13,791,000
Sablayan Prison and Penal Farm				10,526,000				10,526,000
Region VIII - Eastern Visayas				8,856,000				8,856,000

1100	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Leyte Regional Prison				8,856,000				8,856,000
Region IX - Zamboanga Peninsula				10,711,000				10,711,000

San Ramon Prison and Penal Farm				10,711,000				10,711,000
Region XI - Davao				18,202,000				18,202,000

Davao Prison and Penal Farm				18,202,000				18,202,000
Operation and Implementation of Agro-Industries Project				13,534,000				13.534,000

National Capital Region (NCR)				5,503,000				5,503,000

New Bilibid Prison/Correctional Institute for Women				5,503,000				5,503,000
Region IVB - MIMAROPA				3,775,000				3,775,000

Iwahig Prison and Penal Farm				2,199,000				2,199,000
Sablayan Prison and Penal Farm				1,576,000				1,576,000
Region IX - Zamboanga Peninsula				1,777,000				1,777,000

San Ramon Prison and Penal Farm				1,777,000				1,777,000
Region XI - Davao				2,479,000				2,479,000

Davao Prison and Penal Farm				2,479,000				2,479,000
PRISONERS CUSTODY AND SAFEKEEPING PROGRAM		1,058,227,000		1,720,218,000		20,000,000		2,798,445,000

Supervision, Control and Management of National Prisoners		1,058,227,000		1,720,218,000		20,000,000		2,798,445,000

National Capital Region (NCR)		1,043,057,000		1,079,952,000		20,000,000		2,143,009,000

New Bilibid Prison/Correctional Institute for Women		1,043,057,000		1,079,952,000		20,000,000		2,143,009,000
Region IVB - MIMAROPA		4,613,000		218,190,000				222,803,000

Iwahig Prison and Penal Farm		4,053,000		113,679,000				117,732,000
Sablayan Prison and Penal Farm		560,000		104,511,000				105,071,000
Region VIII - Eastern Visayas		2,249,000		91,467,000				93,716,000

Leyte Regional Prison		2,249,000		91,467,000				93,716,000
Region IX - Zamboanga Peninsula		4,482,000		69,996,000				74,478,000

San Ramon Prison and Penal Farm		4,482,000		69,996,000				74,478,000
Region XI - Davao		3,826,000		260,613,000				264,439,000

Davao Prison and Penal Farm		3,826,000		260,613,000				264,439,000

Sub-Total, Operations		1,058,227,000		1,856,704,000		20,000,000		2,934,931,000

TOTAL NEW APPROPRIATIONS	₱	1,570,375,000	₱	1,942,554,000	₱	77,511,000	₱	3,590,440,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1101
DEPARTMENT OF JUSTICE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	41,340

Total Permanent Positions	41,340

Other Compensation Common to All
Personnel Economic Relief Allowance	2,880
Representation Allowance	282
Transportation Allowance	282
Clothing and Uniform Allowance	720
Mid Year Bonus - Civilian	3,446
Year End Bonus	3,446
Cash Gift	600
Productivity Enhancement Incentive	600
Step Increment	104

Total Other Compensation Common to All	12,360

Other Compensation for Specific Groups
Hazard Pay	2,146
Other Personnel Benefits	1,958

Total Other Compensation for Specific Groups	4,104

Other Benefits
PAG-IBIG Contributions	143
PhilHealth Contributions	480
Employees Compensation Insurance Premiums	143
Loyalty Award - Civilian	25
Terminal Leave	2.168

Total Other Benefits	2,959

Military/Uniformed Personnel
Basic Pay
Base Pay	674,841
Creation of New Positions	313,087

Total Basic Pay	987,928

Other Compensation Common to All
Personnel Economic Relief Allowance	43,650
Clothing/Uniform Allowance	40,740
Subsistence Allowance	99,577

1102	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Laundry Allowance	736
Quarters Allowance	10,109
Mid-Year Bonus - Military/Uniformed Personnel	64,079
Year-end Bonus	64,079
Cash Gift	9,094
Productivity Enhancement Incentive	9,094

Total Other Compensation Common to All	341,158

Other Compensation for Specific Groups
Hazard Duty Pay	11,786
Lump-sum for Filling of Positions -
Military/Uniformed Personnel (MUP)	128,393

Total Other Compensation for Specific Groups	140,179

Other Benefits
PAG-IBIG Contributions	2,182
PhilHealth Contributions	9,863
Employees Compensation Insurance Premiums	2,182
Terminal Leave	26,120

Total Other Benefits	40,347

Total Personnel Services	1,570,375

Maintenance and Other Operating Expenses
Travelling Expenses	60,243
Training and Scholarship Expenses	9,897
Supplies and Materials Expenses	1,688,572
Utility Expenses	83,278
Communication Expenses	9,809
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	279
Professional Services	5,952
General Services	1,000
Repairs and Maintenance	56,102
Financial Assistance/Subsidy	912
Taxes, Insurance Premiums and Other Fees	1,461
Other Maintenance and Operating Expenses
Advertising Expenses	899
Printing and Publication Expenses	1,267
Representation Expenses	4,562
Rent/Lease Expenses	2,646
Membership Dues and Contributions to Organizations	182
Subscription Expenses	10,109
Donations	821
Other Maintenance and Operating Expenses	4,563

Total Maintenance and Other Operating Expenses	1,942,554

Total Current Operating Expenditures	3,512,929

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	77,511

DECEMBER 28, 2020	OFFICIAL GAZETTE	1103
DEPARTMENT OF JUSTICE

Total Capital Outlays	77,511

TOTAL NEW APPROPRIATIONS	3,590,440

C. BUREAU OF IMMIGRATION

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	1,578,700,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	164,960,000	₱	163,724,000	₱	63,940,000	₱	392,624,000
Operations		817,863,000		330,078,000		38,135,000		1,186,076,000

BORDER CONTROL AND MANAGEMENT PROGRAM		817,863,000		330,078,000		38,135,000		1,186,076,000

TOTAL NEW APPROPRIATIONS	₱	982,823,000	₱	493,802,000	₱	102,075,000	₱	1,578,700,000

Special Provision(s)

1. Immigration Fees and Collections. Fees or any form of charges collected by the Bureau of Immigration (BI) shall be deposited with the National Treasury and recorded as trust receipts, subject to the provisions of the Office of the President Memorandum Order No. 24 dated July 13, 2018 or any subsequent Order for the purpose.

Failure to comply with the above requirements shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The BI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) BI’s website.

The BI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1104	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support
General Management and Supervision	₱	154,862,000	₱	163,724,000	₱	13,940,000	₱	332,526,000
Project (s)
Locally-Funded Project(s)
Enhancement of the Bureau of Immigration National Operations Center (BIMOC)						50,000,000		50,000,000

National Capital Region (NCR)						50,000,000		50,000,000

Central Office						50,000,000		50,000,000
Administration of Personnel Benefits		10,098,000						10,098,000

Sub-total, General Administration and Support		164,960,000		163,724,000		63,940,000		392,624,000

Operations
Immigration Enforcement and Border Control Effectively and Efficiently Administered		817,863,000		330,078,000		38,135,000		1,186,076,000

BORDER CONTROL AND MANAGEMENT PROGRAM		817,863,000		330,078,000		38,135,000		1,186,076,000

Registration of Aliens		44,549,000		11,529,000				56,078,000
Immigration, Deportation and Other Related Activities		741,046,000		212,602,000				953,648,000
Intelligence and Security Services		32,268,000		34,146,000				66,414,000
Project(s)
Locally-Funded Projects				71,801,000		38,135,000		109,936,000

Enhancement of Border Management Information System (BMIS)				71,801,000		38,135,000		109,936,000

Sub-total, Operations		817,863,000		330,078,000		38,135,000		1,186,076,000

TOTAL NEW APPROPRIATIONS	₱	982,823,000	₱	493,802,000	₱	102,075,000	₱	1,578,700,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	668,639

Total Permanent Positions	668,639

DECEMBER 28, 2020	OFFICIAL GAZETTE	1105
DEPARTMENT OF JUSTICE

Other Compensation Common to All
Personnel Economic Relief Allowance	49,968
Representation Allowance	672
Transportation Allowance	672
Clothing and Uniform Allowance	12,492
Honoraria	600
Mid-Year Bonus - Civilian	55,721
Year End Bonus	55,721
Cash Gift	10,410
Productivity Enhancement Incentive	10,410
Step Increment	1,671

Total Other Compensation Common to All	198,337

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	453

Total Other Compensation for Specific Groups	453

Other Benefits
PAG-IBIG Contributions	2,499
PhilHealth Contributions	8,875
Employees Compensation Insurance Premiums	2,499
Loyalty Award - Civilian	645
Terminal Leave	10,098

Total Other Benefits	24,616

Non-Permanent Positions	90,778

Total Personnel Services	982,823

Maintenance and Other Operating Expenses
Travelling Expenses	96,272
Training and Scholarship Expenses	16,000
Supplies and Materials Expenses	107,605
Utility Expenses	28,438
Communication Expenses	106,061
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	20,000
Extraordinary and Miscellaneous Expenses	324
Professional Services	1,489
General Services	61,939
Repairs and Maintenance	15,774
Taxes, Insurance Premiums and Other Fees	2,900
Other Maintenance and Operating Expenses
Advertising Expenses	1,671
Printing and Publication Expenses	5,500
Representation Expenses	6,800
Transportation and Delivery Expenses	44
Rent/Lease Expenses	19,816
Membership Dues and Contributions to Organizations	69
Subscription Expenses	3,100

Total Maintenance and Other Operating Expenses	493,802

1106	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Current Operating Expenditures	1,476,625

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	102,075

Total Capital Outlays	102,075

TOTAL NEW APPROPRIATIONS	1,578,700

D. LAND REGISTRATION AUTHORITY

For general administration and support, support to operations, and operations, as indicated hereunder	₱	1,121,611,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	86,844,000	₱			₱	86,844,000
Support to Operations		45,899,000					45,899,000
Operations		896,738,000		92,130,000			988,868,000

LAND TITLING AND REGISTRATION PROGRAM		896,738,000		92,130,000			988,868,000

TOTAL NEW APPROPRIATIONS	₱	1,029,481,000	₱	92,130,000		₱	1,121,611,000

Special Provision(s)

1. Land Registration Fees and Collections. In addition to the amounts appropriated herein, Five Hundred Fifty Two Million Nine Hundred Ninety One Thousand Pesos (₱552,991,000) and Seven Million One Hundred Ninety One Thousand Pesos (₱7,191,000) shall be used for MOOE and Capital Outlay requirements of the Land Registration Authority (LRA), respectively, sourced from twenty percent (20%) of the land registration fees or collections in accordance with Section 111 of P.D. No. 1529.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Comprehensive Agrarian Reform Program. The amount of One Hundred Seventy Nine Million Four Hundred Forty Four Thousand Pesos (₱179,444,000) appropriated herein shall be used for the registration requirements of Land Acquisition and Distribution under the Comprehensive Agrarian Reform Program.

3. Reporting and Posting Requirements. The LRA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	LRA’s website.

The LRA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

DECEMBER 28, 2020	OFFICIAL GAZETTE	1107
DEPARTMENT OF JUSTICE

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	58,256,000				₱	58,256,000
Administration of Personnel Benefits		28,588,000					28,588,000

Sub-total, General Administration and Support		86,844,000					86,844,000

Support to Operations
Statistical Services		8,075,000					8,075,000
Information Systems Development and Maintenance		14,076,000					14,076,000
Legal Services		23,748,000					23,748,000

Sub-total, Support to Operations		45,899,000					45,899,000

Operations
Land Registration Services Effectively Delivered		896,738,000		92,130,000			988,868,000

LAND TITLING AND REGISTRATION PROGRAM		896,738,000		92,130,000			988,868,000

Issuance of Registration Decrees and Certificates of Title		298,674,000					298,674,000
Registration of Voluntary and Involuntary Deeds/Instruments		510,750,000					510,750,000
Registration of CLOAS and Other Land Patents Pursuant to the Comprehensive Agrarian Reform Program		87,314,000		92,130,000			179,444,000

Sub-total, Operations		896,738,000		92,130,000			988,868,000

TOTAL NEW APPROPRIATIONS	₱	1,029,481,000	₱	92,130,000		₱	1,121,611,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	679,997

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GENERAL APPROPRIATIONS ACT, FY 2021

Total Permanent Positions	679,997

Other Compensation Common to All
Personnel Economic Relief Allowance	50,784
Representation Allowance	7,254
Transportation Allowance	7,254
Clothing and Uniform Allowance	12,696
Honoraria	4,073
Mid-Year Bonus - Civilian	56,666
Year End Bonus	56,666
Cash Gift	10,580
Productivity Enhancement Bonus	10,580
Step Increment	1,700

Total Other Compensation Common to All	218,253

Other Compensation for Specific Groups
Longevity Pay	1,189

Total Other Compensation for Specific Groups	1,189

Other Benefits
PAG-IBIG Contributions	2,539
PhilHealth Contributions	7,827
Employees Compensation Insurance Premiums	2,539
Loyalty Award - Civilian	1,235
Terminal Leave	28,588

Total Other Benefits	42,728

Non-Permanent Positions	87,314

Total Personnel Services	1,029,481

Maintenance and Other Operating Expenses
Travelling Expenses	774
Training and Scholarship Expenses	176
Supplies and Materials Expenses	2,605
Utility Expenses	1,161
Communication Expenses	1,900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	57
Professional Services	961
General Services	527
Repairs and Maintenance	384
Taxes, Insurance Premiums and Other Fees	82,015
Other Maintenance and Operating Expenses
Rent/Lease Expenses	294
Other Maintenance and Operating Expenses	1,276

Total Maintenance and Other Operating Expenses	92,130

Total Current Operating Expenditures	1,121,611

TOTAL NEW APPROPRIATIONS	1,121,611

DECEMBER 28, 2020	OFFICIAL GAZETTE	1109
DEPARTMENT OF JUSTICE

E. NATIONAL BUREAU 0F INVESTIGATION

For general administration and support, and operations, including locally-funded projects, as indicated hereunder	₱	2,283,477,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	205,592,000	₱	500,502,000	₱	85,251,000	₱	791,345,000
Operations		844,768,000		357,391,000		289,973,000		1,492,132,000

CRIME DETECTION AND INVESTIGATION PROGRAM		844,768,000		357,391,000		289,973,000		1,492,132,000

TOTAL NEW APPROPRIATIONS	₱	1,050,360,000	₱	857,893,000	₱	375,224,000	₱	2,283,477,000

Special Provision(s)

1.    Trust Receipts from Clearance and Other Fees. Thirty percent (30%) of its annual collections but not to exceed One Hundred Fifty Million Pesos (₱150,000,000) sourced from clearance and other fees collected by the National Bureau of Investigation (NBI) shall be used for its modernization and augment its MOOE and Capital Outlay requirements in accordance with Section 12 of R.A. No. 10867. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.0. No. 338, s. 1996.

2.    Hazard Duty Pay. The follouing may be granted Hazard Duty Pay pursuant to R.A. No. 10867 in an amount not exceeding Four Thousand Pesos (₱4,000) per month:

(a)

Investigation Agents and Special Investigators from the Investigation Service, Intelligence Service, Regional Operation Service, and other related units/offices of the NBI who are involved in the actual conduct of investigation of crimes and other offenses; and

(b)	NBI Directors who are involved or participating in the actual conduct of investigation operations and other related activities.

The Hazard Duty Pay may be granted only during the period of actual conduct of investigation of crimes and other offenses and assignment to investigation operations and other related activities of the foregoing qualified personnel which expose them to great dangers or risks.

3.    Reporting and Posting Requirements. The NBI shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the follouing:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	NBI’s website.

The NBI shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used snecifically for the follouing activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1110	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support
General Management and Supervision	₱	181,765,000	₱	500,502,000	₱	85,251,000	₱	767,518,000
Administration of Personnel Benefits		23,827,000						23,827,000

Sub-total, General Administration and Support		205,592,000		500,502,000		85,251,000		791,345,000

Operations
Efficient and Effective Investigation Ensured		844,768,000		357,391,000		289,973,000		1.492,132,000

CRIME DETECTION AND INVESTIGATION PROGRAM		844,768,000		357,391,000		289,973,000		1,492,132,000

Investigation and Detection of Crimes and Other Related Activities		676,049,000		150,098,000		241,485,000		1,067,632,000
Project(s)
Locally-Funded Project(s)
Lot Acquisition for MBI Regional Office IV-A						20,000,000		20,000,000

Region IV-A - CALABARZON						20,000,000		20,000,000

Regional Office - IV-A						20,000,000		20,000,000
Scientific Criminal Investigation Services		106,140,000		45,023,000		28,488,000		179,651,000
Criminal Records Management and Modernization Activities		62,579,000		162,270,000				224,849,000

Sub-total, Operations		844,768,000		357,391,000		289,973,000		1,492,132,000

TOTAL NEW APPROPRIATIONS		₱1,050,360,000		₱857,893,000		₱375,224,000		₱2,283,477,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	748,632

Total Permanent Positions	748,632

Other Compensation Common to All
Personnel Economic Relief Allowance	36,048
Representation Allowance	12,000
Transportation Allowance	11,898
Clothing and Uniform Allowance	9,012

DECEMBER 28, 2020	OFFICIAL GAZETTE	1111
DEPARTMENT OF JUSTICE

Mid-Year Bonus - Civilian	62,386
Year End Bonus	62,386
Cash Gift	7,510
Productivity Enhancement Incentive	7,510
Step Increment	1,872

Total Other Compensation Common to All	210,622

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	12,461
Hazard Duty Pay	25,968
Anniversary Bonus - Civilian	4,569

Total Other Compensation for Specific Groups	42,998

Other Benefits
PAG-IBIG Contributions	1,802
PhiIHealth Contributions	6,987
Employees Compensation Insurance Premiums	1,802
Loyalty Award - Civilian	1,000
Terminal Leave	23,827

Total Other Benefits	35,418

Non-Permanent Positions	12,690

Total Personnel Services	1,050,360

Maintenance and Other Operating Expenses
Travelling Expenses	33,025
Training and Scholarship Expenses	41,165
Supplies and Materials Expenses	144,136
Utility Expenses	47,731
Communication Expenses	28,989
Awards/Rewards and Prizes	264
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	175,400
Extraordinary and Miscellaneous Expenses	3,457
Professional Services	106,033
General Services	7,759
Repairs and Maintenance	20,968
Financial Assistance/Subsidy	176
Taxes, Insurance Premiums and Other Fees	1,197
Other Maintenance and Operating Expenses
Advertising Expenses	795
Printing and Publication Expenses	1,007
Representation Expenses	915
Transportation and Delivery Expenses	2,819
Rent/Lease Expenses	220,457
Membership Dues and Contributions to Organizations	441
Subscription Expenses	21,073
Other Maintenance and Operating Expenses	86

Total Maintenance and Other Operating Expenses	857,893

Total Current Operating Expenditures	1,908,253

1112	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Capital Outlays
Property, Plant and Equipment Outlay
Land Outlay	20,000
Machinery and Equipment Outlay	184,329
Transportation Equipment Outlay	30,000
Intangible Assets Outlay	140,895
Capital Outlays	375,224
TOTAL NEW APPROPRIATIONS	2,283,477

F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

For general administration and support, and operations, as indicated hereunder	₱	193,427,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	34,146,000	₱	15,301,000	₱	3,675,000	₱	53,122,000
Operations		127,335,000		12,970,000				140,305,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		127,335,000		12,970,000				140,305,000

TOTAL NEW APPROPRIATIONS	₱	161,481,000	₱	28,271,000	₱	3,675,000	₱	193,427,000

Special Provision(s)

1.    Assessments Levied by the Office of the Government Corporate Counsel. Fees collected by the Office of the Government Corporate Counsel (OGCC) from client GOCCs in accordance with Section 4 of P.D. No. 1415 shall be deposited with the National Treasury as income of the General Fund in accordance with Section 44, Chapter 5, Book VI of E.O. No. 292, s. 1987.

Failure to comply with the above requirement shall render any disbursement from said income void, and shall subject the erring officials and employees to disciplinary actions pursuant to Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2.    Reporting and Posting Requirements. The OGCC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    OGCC’s website.

The OGCC shall send written notice when said reports have been submitted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

DECEMBER 28, 2020	OFFICIAL GAZETTE	1113
DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	31,663,000	₱	15,301,000	₱	3,675,000	₱	50,639,000
Administration of Personnel Benefits		2,483,000						2,483,000

Sub-total, General Administration and Support		34,146,000		15,301,000		3,675,000		53,122,000

Operations
Efficient Legal Services for Government Corporations Ensured		127,335,000		12,970,000				140,305,000

LEGAL SERVICES FOR GOVERNMENT CORPORATIONS PROGRAM		127,335,000		12,970,000				140,305,000

Legal Services to GOCCs		127,335,000		12,970,000				140,305,000

Sub-total, Operations		127,335,000		12,970,000				140,305,000

TOTAL NEW APPROPRIATIONS	₱	161,481,000	₱	28,271,000	₱	3,675,000	₱	193,427,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	111,810

Total Permanent Positions	111,810

Other Compensation Common to All
Personnel Economic Relief Allowance	2,808
Representation Allowance	6,072
Transportation Allowance	6,072
Clothing and Uniform Allowance	702
Mid-Year Bonus - Civilian	9,318
Year End Bonus	9,318
Cash Gift	585
Productivity Enhancement Incentive	585
Step Increment	279

Total Other Compensation Common to All	35,739

1114	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Compensation for Specific Groups
Longevity Pay	1,960

Total Other Compensation for Specific Groups	1,960

Other Benefits
PAG-IBIG Contributions	140
PhilHealth Contributions	613
Employees Compensation Insurance Premiums	140
Loyalty Award - Civilian	90
Terminal Leave	2,483

Total Other Benefits	3,466

Non-Permanent Positions	8,506

Total Personnel Services	161,481

Maintenance and Other Operating Expenses
Travelling Expenses	543
Training and Scholarship Expenses	2,749
Supplies and Materials Expenses	4,315
Utility Expenses	2,747
Communication Expenses	3,146
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,632
Professional Services	1,450
General Services	360
Repairs and Maintenance	331
Taxes, Insurance Premiums and Other Fees	100
Other Maintenance and Operating Expenses
Printing and Publication Expenses	27
Rent/Lease Expenses	9,401
Subscription Expenses	1,470

Total Maintenance and Other Operating Expenses	28,271

Total Current Operating Expenditures	189,752

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,675

Total Capital Outlays	3,675

TOTAL NEW APPROPRIATIONS	193,427

G. OFFICE OF THE SOLICITOR GENERAL

For general administration and support, and operations, as indicated hereunder	₱1,116,424,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1115
DEPARTMENT OF JUSTICE

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	124,426,000	₱	88,776,000	₱		₱	213,202,000
Operations		742,506,000		111,568,000		49,148,000		903,222,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		742,506,000		111,568,000		49,148,000		903,222,000

TOTAL NEW APPROPRIATIONS	₱	866,932,000	₱	200,344,000	₱	49,148,000	₱	1,116,424,000

Special Provision(s)

1.    Income from Collections of the Office of the Solicitor General. In addition to the amounts appropriated herein, the following amounts from the collections of the Office of the Solicitor General (OSG), shall be constituted as Special Trust Fund pursuant to Section 11 of R.A. No. 9417:

(a)	Five percent (5%) of monetary awards by the courts to client department, agencies and instrumentalities of the government, including court-approved compromise agreements;

(b)	Fifty percent (50%) of fees collected by the Special Committee on Naturalization; and

(c)	All other income, fees and revenues earned and collected by the OSG.

Said Trust Fund shall be used for the implementation of R.A. No. 9417, including those for health care services, insurance premiums, professional, educational, registration fees, contracted transportation benefits and other benefits stated under R.A. No. 9417, and its implementing rules and regulations, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

In no case shall the trust fund be used for the payment of special allowance which had already been fully integrated in the salaries of entitled personnel.

2.    Operating Requirements of the Special Committee on Naturalization. In addition to the amounts appropriated herein, Fifty Thousand Pesos (₱50,000) shall be used to augment the operating requirements of the Special Committee on Naturalization sourced from fifty percent (50%) of the collections made in accordance with Section 1 of P.O. No. 736.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292.

3.    Reporting and Posting Requirements. The OSG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	OSG’s website.

The OSG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

1116	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PROGRAMS
General Administration and Support
General Administration and Support Services	₱	124,113,000	₱	88,776,000	₱		₱	212,889,000
Administration of Personnel Benefits		313,000						313,000

Sub-total, General Administration and Support		124,426,000		88,776,000				213,202,000

Operations
Efficient Legal Service for Government and the Public Ensured		742,506,000		111,568,000		49,148,000		903,222,000

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM		742,506,000		111,568,000		49,148,000		903,222,000

Legal Services to the Government, its Offices and Agencies		742,506,000		111,568,000		49,148,000		903,222,000

Sub-total, Operations		742,506,000		111,568,000		49,148,000		903,222,000

TOTAL NEW APPROPRIATIONS	₱	866,932,000	₱	200,344,000	₱	49,148,000	₱	1,116,424,000

New Appropriation, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	659,404

Total Permanent Positions	659,404

Other Compensation Common to All
Personnel Economic Relief Allowance	19,176
Representation Allowance	24,846
Transportation Allowance	24,846
Clothing and Uniform Allowance	4,794
Mid-Year Bonus - Civilian	54,950
Year End Bonus	54,950
Cash Gift	3,995
Productivity Enhancement Incentive	3,995
Step Increment	1,648

Total Other Compensation Common to All	193,200

Other Compensation for Specific Groups
Longevity Pay	4,803
Anniversary Bonus - Civilian	2,397

DECEMBER 28, 2020	OFFICIAL GAZETTE	1117
DEPARTMENT OF JUSTICE

Total Other Compensation for Specific Groups	7,200

Other Benefits
PAG-IBIG Contributions	959
PhilHealth Contributions	4,372
Employees Compensation Insurance Premiums	959
Loyalty Award - Civilian	525
Terminal Leave	313

Total Other Benefits	7,128

Total Personnel Services	866,932

Maintenance and Other Operating Expenses
Travelling Expenses	3,000
Training and Scholarship Expenses	15,398
Supplies and Materials Expenses	20,559
Utility Expenses	21,985
Communication Expenses	20,053
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	6,836
Professional Services	1,806
General Services	17,918
Repairs and Maintenance	18,109
Taxes, Insurance Premiums and Other Fees	1,310
Other Maintenance and Operating Expenses
Advertising Expenses	100
Printing and Publication Expenses	50
Representation Expenses	150
Transportation and Delivery Expenses	900
Rent/Lease Expenses	46,129
Subscription Expenses	14,120
Other Maintenance and Operating Expenses	11,921

Total Maintenance and Other Operating Expenses	200,344

Total Current Operating Expenditures	1,067,276

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	49,148

Total Capital Outlays	49,148

TOTAL NEW APPROPRIATIONS	1,116,424

H. PAROLE AND PROBATION ADMINISTRATION

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder.	₱	983,637,000

New Appropriations, by Program

1118	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	72,374,000	₱	20,927,000	₱	55,778,000	₱	149,079,000
Operations		679,970,000		152,531,000		2,057,000		834,558,000

PAROLE AND PROBATION PROGRAM		679,970,000		152,531,000		2,057,000		834,558,000

TOTAL NEW APPROPRIATIONS	₱	752,344,000	₱	173,458,000	₱	57,835,000	₱	983,637,000

Special Provision(s)

1. Reporting and Posting Requirements. The Parole and Probation Administration (PPA) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PPA’s website

The PPA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	57,131,000	₱	20,927,000	₱	55,778,000	₱	133,836,000

National Capital Region (NCR)		57,131,000		20,927,000		55,778,000		133,836,000

Central Office		57,131,000		20,927,000		55,778,000		133,836,000
Administration of Personnel Benefits
National Capital Region (NCR)		15,243,000						15,243,000

Central Office		15,243,000						15,243,000

Sub-total, General Administration and Support		72,374,000		20,927,000		55,778,000		149,079,000

Operations
Community-Based Rehabilitation and Re-Integration of Offenders Upgraded		679,970,000		152,531,000		2,057,000		834,558,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1119
DEPARTMENT OF JUSTICE

PAROLE AND PROBATION PROGRAM	679,970,000	152,531,000	2,057,000	834,558,000

Administration of the Parole and Probation System	679,970,000	111,216,000		791,186,000

National Capital Region (NCR)	86,486,000	11,679,000		98,165,000

Regional Office - NCR	86,486,000	11,679,000		98,165,000
Region I - Ilocos	40,880,000	6,298,000		47,178,000

Regional Office - I	40,880,000	6,298,000		47,178,000
Cordillera Administrative Region (CAR)	23,107,000	4,395,000		27,502,000

Regional Office - CAR	23,107,000	4,395,000		27,502,000
Region II - Cagayan Valley	33,911,000	4,717,000		38,628,000

Regional Office - II	33,911,000	4,717,000		38,628,000
Region III - Central Luzon	50,106,000	8,545,000		58,651,000

Regional Office - III	50,106,000	8,545,000		58,651,000
Region IVA - CALABARZON	61,197,000	8,635,000		69,832,000

Regional Office - IVA	61,197,000	8,635,000		69,832,000
Region IVB - MIMAROPA	26,576,000	5,392,000		31,968,000

Regional Office - IVB	26,576,000	5,392,000		31,968,000
Region V - Bicol	42,196,000	5,030,000		47,226,000

Regional Office - V	42,196,000	5,030,000		47,226,000
Region VI - Western Visayas	52,301,000	11,441,000		63,742,000

Regional Office - VI	52,301,000	11,441,000		63,742,000
Region VII - Central Visayas	63,353,000	11,174,000		74,527,000

Regional Office - VII	63,353,000	11,174,000		74,527,000
Region VIII - Eastern Visayas	46,318,000	5,772,000		52,090,000

Regional Office - VIII	46,318,000	5,772,000		52,090,000
Region IX - Zamboanga Peninsula	26,777,000	5,289,000		32,066,000

Regional Office - IX	26,777,000	5,289,000		32,066,000
Region X - Northern Mindanao	41,942,000	6,826,000		48,768,000

Regional Office - X	41,942,000	6,826,000		48,768,000
Region XI - Davao	41,925,000	5,450,000		47,375,000

Regional Office - XI	41,925,000	5,450,000		47,375,000

1120	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region XII - SOCCSKSARGEN		19,103,000		6,176,000		25,279,000

Regional Office - XII		19,103,000		6,176,000				25,279,000
Region XIII - CARAGA		23,792,000		4,397,000				28,189,000

Regional Office - XIII		23,792,000		4,397,000				28,189,000

Project(s)
Locally-Funded Project(s)
Automation of Parole and Probation Caseload Management Information System				18,503,000		1,966,000		20,469,000

National Capital Region (NCR)				18,503,000		1,966,000		20,469,000

Central Office				18,503,000		1,966,000		20,469,000
Automation Performance Monitoring and Evaluation System						91,000		91,000

National Capital Region (NCR)						91,000		91,000

Central Office						91,000		91,000
Philippine Anti-illegal Drugs Strategy				22,812,000				22,812,000

National Capital Region (NCR)				22,812,000				22,812,000

Central Office				22,812,000				22,812,000

Sub-total, Operations		679,970,000		152,531,000		2,057,000		834,558,000

TOTAL NEW APPROPRIATIONS	₱	752,344,000	₱	173,458,000	₱	57,835,000	₱	983,637,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	549,656

Total Permanent Positions	549,656

Other Compensation Common to All
Personnel Economic Relief Allowance	24,120
Representation Allowance	11,592
Transportation Allowance	11,592

DECEMBER 28, 2020	OFFICIAL GAZETTE	1121
DEPARTMENT OF JUSTICE

Clothing and Uniform Allowance	6,030
Honoraria	2,200
Mid-Year Bonus - Civilian	45,805
Year End Bonus	45,805
Cash Gift	5,025
Productivity Enhancement Incentive	5,025
Step Increment	1,375

Total Other Compensation Common to All	158,569

Other Compensation for Specific Groups
Magna Carta for Public Social Workers	17,582
Anniversary Bonus - Civilian	3,069

Total Other Compensation for Specific Groups	20,651

Other Benefits
PAG-IBIG Contributions	1,205
PhilHealth Contributions	5,150
Employees Compensation Insurance Premiums	1,205
Loyalty Award - Civilian	665
Terminal leave	15,243

Total Other Benefits	23,468

Total Personnel Services	752,344

Maintenance and Other Operating Expenses
Travelling Expenses	24,527
Training and Scholarship Expenses	16,768
Supplies and Materials Expenses	42,555
Utility Expenses	10,849
Communication Expenses	29,080
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,854
Professional Services	20,460
General Services	12,739
Repairs and Maintenance	3,802
Taxes, Insurance Premiums and Other Fees	703
Other Maintenance and Operating Expenses
Advertising Expenses	23
Printing and Publication Expenses	823
Representation Expenses	798
Rent/Lease Expenses	7,075
Subscription Expenses	1,402

Total Maintenance and Other Operating Expenses	173,458

Total Current Operating Expenditures	925,802

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	10,360
Machinery and Equipment Outlay	47,475

1122	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Capital Outlays	57,835

TOTAL NEW APPROPRIATIONS	983,637

I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

For general administration and support, and operations, as indicated hereunder	₱	146,969,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	56,936,000	₱	21,237,000	₱	2,297,000	₱	80,470,000
Operations		35,048,000		31,451,000				66,499,000

ILL-GOTTEN HEALTH RECOVERY AND ADMINISTRATION PROGRAM		35,048,000		31,451,000				66,499,000

TOTAL NEW APPROPRIATIONS	₱	91,984,000	₱	52,688,000	₱	2,297,000	₱	146,969,000

Special Provision(s)

1. Use and Recording of Proceeds. All proceeds realized from the sale or administration of assets by the Presidential Commission on Good Government (PCGG) shall be deposited with the National Treasury: PROVIDED, That not more than ten percent (10%) of such proceeds shall be used for the payment of lawful claims, which include recovery expenses, selling expenses, custodianship and other related costs attributable to the sold or administered assets.

In no case shall the proceeds be used for payment of salaries, allowances and other benefits of PCGG officials and employees.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The PCGG shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PCGG’s website.

The PCGG shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	1123

DEPARTMENT OF JUSTICE

PROGRAMS
General Administration and Support
General Management and Supervision	₱	56,157,000	₱	21,237,000	₱	2,297,000	₱	79,691,000
Administration of Personnel Benefits		779,000						779,000

Sub-total, General Administration and Support		56,936,000		21,237,000		2,297,000		80,470,000

Operations
Ill-Gotten Wealth Effectively and Efficiently Recovered		35,048,000		31,451,000				66,499,000

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM		35,048,000		31,451,000				66,499,000

Recovery of Ill-gotten wealth		35,048,000		31,451,000				66,499,000

Sub-total, Operations		35,048,000		31,451,000				66,499,000

TOTAL NEW APPROPRIATIONS	₱	91,984,000	₱	52,688,000	₱	2,297,000	₱	146,969,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	48,014

Total Permanent Positions	48,014

Other Compensation Common to All
Personnel Economic Relief Allowance	1,824
Representation Allowance	1,032
Transportation Allowance	1,032
Clothing and Uniform Allowance	456
Honoraria	600
Mid-Year Bonus - Civilian	4,001
Year End Bonus	4,001
Cash Gift	380
Productivity Enhancement Incentive	380
Step Increment	120

Total Other Compensation Common to All	13,826

Other Compensation for Specific Groups
Anniversary Bonus - Civilian	228

Total Other Compensation for Specific Groups	228

1124	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

PAG-IBIG Contributions	91
PhilHealth Contributions	410
Employees Compensation Insurance Premiums	91
Loyalty Award - Civilian	80
Terminal Leave	779

Total Other Benefits	1,451

Non-Permanent Positions	28,465

Total Personnel Services	91,984

Maintenance and Other Operating Expenses
Travelling Expenses	2,149
Training and Scholarship Expenses	1,541
Supplies and Materials Expenses	5,849
Utility Expenses	4,944
Communication Expenses	3,828
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	1,990
Professional Services	15,750
General Services	8,650
Repairs and Maintenance	3,960
Taxes, Insurance Premiums and Other Fees	700
Other Maintenance and Operating Expenses
Advertising Expenses	272
Printing and Publication Expenses	58
Representation Expenses	788
Transportation and Delivery Expenses	58
Rent/Lease Expenses	950
Subscription Expenses	761
Other Maintenance and Operating Expenses	440

Total Maintenance and Other Operating Expenses	52,688

Total Current Operating Expenditures	144,672

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	2,297

Total Capital Outlays	2,297

TOTAL NEW APPROPRIATIONS	146,969

J. PUBLIC ATTORNEY’S OFFICE

For general administration and support, and operations, as indicated hereunder	₱	4,657,356,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	1125

DEPARTMENT OF JUSTICE

PROGRAMS
General Administration and Support	₱	209,461,000	₱	21,323,000	₱	21,575,000	₱	252,359,000
Operations		4,283,156,000		121,841,000				4,404,997,000

PUBLIC LEGAL ASSISTANCE PROGRAM		4,283,156,000		121,841,000				4,404,997,000

TOTAL NEW APPROPRIATIONS	₱	4,492,617,000	₱	143,164,000	₱	21,575,000	₱	4,657,356,000

Special Provision(s)

[~~1.    Forensic Laboratory Division.    Nothing in the appropriation provided in this Act shall be used for the salaries or compensation of personnel, travel allowance, meetings and other maintenance and other operating expenses of the Public Attorney’s Office (PAO) Forensic Laboratory Division.~~] (DIRECT VETO-President’s Veto Message, December 28, 2020, Volume 1-B, page 844, R.A. No. 11518)

2.    Reporting and Posting Requirements. The PAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)	URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)	PAO’s website.

The PAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	204,648,000	₱	21,323,000	₱	21,575,000	₱	247,546,000
Administration of Personnel Benefits		4,813,000						4,813,000

Sub-total, General Administration and Support		209,461,000		21,323,000		21,575,000		252,359,000

Operations
Accessible, Efficient and Effective Legal Service to Indigents and Other Qualified Persons Assured		4,283,156,000		121,841,000				4,404,997,000

PUBLIC LEGAL ASSISTANCE PROGRAM		4,283,156,000		121,841,000				4,404,997,000

Provision of Free Legal Services to Indigents and Other Qualified Persons in Criminal, Civil, Labor, Administrative and Other Quasi-Judicial Cases		4,283,156,000		121,841,000				4,404,997,000

Sub-total, Operations		4,283,156,000		121,841,000				4,404,997,000

TOTAL NEW APPROPRIATIONS	₱	4,492,617,000	₱	143,164,000	₱	21,575,000	₱	4,657,356,000

1126	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	3,365,962

Total Permanent Positions	3,365,962

Other Compensation Common to All
Personnel Economic Relief Allowance	78,672
Representation Allowance	166,944
Transportation Allowance	166,944
Clothing and Uniform Allowance	19,668
Mid-Year Bonus - Civilian	280,497
Year End Bonus	280,497
Cash Gift	16,390
Productivity Enhancement Incentive	16,390
Step Increment	8,415

Total Other Compensation Common to All	1,034,417

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	1,037
Allowance of PAO Lawyers and Employees Assigned in Night Courts	576
Inquest Allowance	57,912

Total Other Compensation for Specific Groups	59,525

Other Benefits
PAG-IBIG Contributions	3,933
PhilHealth Contributions	18,289
Employees Compensation Insurance Premiums	3,933
Loyalty Award - Civilian	1,745
Terminal Leave	4,813

Total Other Benefits	32,713

Total Personnel Services	4,492,617

Maintenance and Other Operating Expenses
Travelling Expenses	7,569
Training and Scholarship Expenses	8,032
Supplies and Materials Expenses	77,904
Utility Expenses	11,805
Communication Expenses	7,019
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	4,911

DECEMBER 28, 2020	OFFICIAL GAZETTE	1127
DEPARTMENT OF JUSTICE

Professional Services	1,484
General Services	5,784
Repairs and Maintenance	1,856
Taxes, Insurance Premiums and Other Fees	650
Other Maintenance and Operating Expenses
Advertising Expenses	115
Printing and Publication Expenses	409
Representation Expenses	2,307
Transportation and Delivery Expenses	819
Rent/Lease Expenses	11,082
Membership Dues and Contributions to Organizations	355
Subscription Expenses	1,063

Total Maintenance and Other Operating Expenses	143,164

Total Current Operating Expenditures	4,635,781

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	21,575

Total Capital Outlays	21,575

TOTAL NEW APPROPRIATIONS	4,657,356

1128	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY

DEPARTMENT OF JUSTICE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	6,430,096,000	₱	862,440,000	₱	133,260,000	₱	7,425,796,000
B. BUREAU OF CORRECTIONS		1,570,375,000		1,942,554,000		77,511,000		3,590,440,000
C. BUREAU OF IMMIGRATION		982,823,000		493,802,000		102,075,000		1,578,700,000
D. LAND REGISTRATION AUTHORITY E. NATIONAL BUREAU OF INVESTIGATION		1,029,481,000 1,050,360,000		92,130,000 857,893,000		375,224,000		1,121,611,000 2,283,477,000
F. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL		161,481,000		28,271,000		3,675,000		193,427,000
G. OFFICE OF THE SOLICITOR GENERAL		866,932,000		200,344,000		49,148,000		1,116,424,000
H. PAROLE AND PROBATION ADMINISTRATION		752,344,000		173,458,000		57,835,000		983,637,000
I. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT		91,984,000		52,688,000		2,297,000		146,969,000
J. PUBLIC ATTORNEY’S OFFICE		4,492,617,000		143,164,000		21,575,000		4,657,356,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF JUSTICE	₱	17,428,493,000	₱	4,846,744,000	₱	822,600,000	₱	23,097,837,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1129
DEPARTMENT OF LABOR AND EMPLOYMENT

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

For general administration and support, support to operations, and operations, including Locally-funded projects, as indicated hereunder	₱	24,952,894,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	1,140,200,000	₱	225,591,000	₱			₱	1,365,791,000
Support to Operations		27,111,000		6,258,000					33,369,000
Operations		1,698,867,000		21,838,867,000		8,000,000	8,000,000		23,553,734,000

EMPLOYMENT FACILITATION PROGRAM		21,265,000		776,846,000			8,000,000		806,111,000
EMPLOYMENT PRESERVATION AND REGULATION PROGRAM		453,208,000		228,021,000					681,229,000
WORKERS PROTECTION AND WELFARE PROGRAM		1,224,394,000		20,834,000,000		8,000,000			22,066,394,000

TOTAL NEW APPROPRIATIONS	₱	2,866,178,000	₱	22,070,716,000	₱	8,000,000	8,000,000	₱	24,952,894,000

Special Provision(s)

1. Verification Fees. In addition to the amounts appropriated herein, One Hundred Sixty Three Million One Hundred Thirty Four Thousand Pesos (₱163,134,000) sourced from collections of verification fees earned in foreign posts shall be recorded as income under Special Account Fund 104354. Said verification fees, collected as foreign currency earnings, may be retained as a working fund for the administrative and operational expenses of DOLE’s Foreign Service Offices, subject to the guidelines issued jointly by the DBM, DOLE and BTr. The total amount of income retained as a working fund and the subsequent allotments to be released for the MODE and Capital Outlay requirements of DOLE’s foreign posts shall not exceed the amount of appropriations authorized for verification of overseas employment documents.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

~~[2. Alien Employment Permit. In addition to the amounts appropriated herein, the DOLE may use ten percent (10%) of its collection from Alien Employment Permit (AEP) and publication fees as operating funds of its regional offices. This amount may be used for the publication of the AEP application and other attendant costs in the processing, registration and issuance of permits, including the maintenance of an internet-based monitoring system, conduct of verification, monitoring and inspection as part of strengthening the implementation of the AEP Program.~~

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292. s. 1987.]~~ (DIRECT VETO - President’s Veto Message, December 28,2020, Volume 1-B, page 843, R.A. No. 11518)

3. Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program (TUPAD) and Government Internship Program (GIP). The amount of Nineteen Billion Thirty Six Million Two Hundred Forty One Thousand Pesos (₱19,036,241,000) appropriated herein under the Livelihood and Emergency Employment shall be used for the implementation of the Tulong Panghanapbuhay sa Ating Disadvantaged or Displaced Workers Program and for the payment of stipend equivalent to the minimum wage prevailing in the region of the beneficiaries who are eighteen (18) years of age and above under the Government Internship Program.

In the implementation of TUPAD, the DOLE shall be allowed to utilize up to five percent (5%) of the said amount to cover

1130	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

administrative costs of implementing the program.

In the identification of the TUPAD beneficiaries, the DOLE shall give priority to the following, in the order of preference: (i) indigent families under the National Household Targeting System for Poverty Reduction; (ii) informal sector families; and (iii) those under the next lower poverty level, as determined by the DSWD: Provided, That at least thirty percent (30%) of the total appropriations shall be used for programs whose beneficiaries are primarily those disadvantaged women and youth whose income and livelihood have been affected due to the COVID-19 pandemic and the recent typhoons that hit the country subject to the guidelines to be issued by DOLE.

4. Trust Receipts from Lien on Gross Production of Sugar. The twenty percent (20%) lien imposed on the gross production of sugar remitted to DOLE shall be used in accordance with R.A. No. 6982, as follows:

(a) Nine percent (9%) for socio-economic projects of sugar workers;

(b) Five percent (5%) for the death benefit program of sugar workers;

(c) Three percent (3%) for maternity benefits of women sugar workers, up to the first four (4) deliveries, in addition to existing benefits granted by law or collective bargaining agreements; and

(d) Three percent (3%) for administrative expenses.

Said lien shall be deposited in the National Treasury in accordance with E.O. No. 338, s. 1996 and shall be recorded as trust receipts.

5. Reporting and Posting Requirements. The DOLE shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) DOLE’s website.

The DOLE shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

6. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Program/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	1,102,232,000	₱	225,591,000	₱		₱	1,327,823,000

National Capital Region (NCR)		530,806,000		123,130,000				653,936,000

Central Office		442,132,000		97,365,000				539,497,000
Regional Office - NCR		88,674,000		25,765,000				114,439,000
Region I - Ilocos		39,323,000		6,363,000				45,686,000

Regional Office - I		39,323,000		6,363,000				45,686,000
Cordillera Administrative Region (CAR)		27,431,000		3,754,000				31,185,000

Regional Office - CAR		27,431,000		3,754,000				31,185,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1131
DEPARTMENT OF LABOR AND EMPLOYMENT

Region II - Cagayan Valley	31,862,000	3,754,000	35,616,000

Regional Office - II	31,862,000	3,754,000	35,616,000
Region III - Central Luzon	56,733,000	7,822,000	64,555,000

Regional Office - III	56,733,000	7,822,000	64,555,000
Region IVA - CALABARZON	51,841,000	11,617,000	63,458,000

Regional Office - IVA	51,841,000	11,617,000	63,458,000
Region IVB - MIMAROPA	20,671,000	5,809,000	26,480,000

Regional Office - IVB	20,671,000	5,809,000	26,480,000
Region V - Bicol	40,520,000	5,240,000	45,760,000

Regional Office - V	40,520,000	5,240,000	45,760,000
Region VI - Western Visayas	49,824,000	7,252,000	57,076,000

Regional Office - VI	49,824,000	7,252,000	57,076,000
Region VII - Central Visayas	37,434,000	9,688,000	47,122,000

Regional Office - VII	37,434,000	9,688,000	47,122,000
Region VIII - Eastern Visayas	35,664,000	7,227,000	42,891,000

Regional Office - VIII	35,664,000	7,227,000	42,891,000
Region IX - Zambaonga Peninsula	38,678,000	4,579,000	43,257,000

Regional Office - IX	38,678,000	4,579,000	43,257,000
Region X - Northern Mindanao	40,605,000	6,533,000	47,138,000

Regional Office - X	40,605,000	6,533,000	47,138,000
Region XI - Davao	41,103,000	8,947,000	50,050,000

Regional Office - XI	41,103,000	8,947,000	50,050,000
Region XII - SOCCSKSARGEN	35,005,000	5,347,000	40,352,000

Regional Office - XII	35,005,000	5,347,000	40,352,000
Region XIII - CARAGA	24,732,000	8,529,000	33,261,000

Regional Office - XIII	24,732,000	8,529,000	33,261,000
Administration of Personnel Benefits	37,968,000		37,968,000

National Capital Region (NCR)	37,968,000		37,968,000

Central Office	37,968,000		37,968,000

Sub-total, General Administration and Support	1,140,200,000	225,591,000	1,365,791,000

1132	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Support to Operations
Attendance to local, regional, international conference and participation of tripartite delegation in the International Labor Organizations in Geneva, Switzerland		3,223,000		3,223,000

National Capital Region (NCR)		3,223,000		3,223,000

Central Office		3,223,000		3,223,000
Legal Services	27,111,000	3,035,000		30,146,000

National Capital Region (NCR)	27,111,000	3,035,000		30,146,000

Central Office	27,111,000	3,035,000		30,146,000

Sub-total, Support to Operations	27,111,000	6,258,000		33,369,000

Operations
Employability of workers and competitiveness of MSMEs enhanced	21,265,000	776,846,000	8,000,000	806,111,000

EMPLOYMENT FACILITATION PROGRAM	21,265,000	776,846,000	8,000,000	806,111,000

Promotion of Local Employment	21,265,000	7,293,000		28,558,000

National Capital Region (NCR)	21,265,000	7,293,000		28,558,000

Central Office	21,265,000	7,293,000		28,558,000
Youth Employability		630,743,000		630,743,000

National Capital Region (NCR)		201,091,000		201,091,000

Central Office		116,491,000		116,491,000
Regional Office - NCR		84,600,000		84,600,000
Region I - Ilocos		13,000,000		13,000,000

Regional Office - I		13,000,000		13,000,000
Cordillera Administrative Region (CAR)		20,000,000		20,000,000

Regional Office - CAR		20,000,000		20,000,000
Region II - Cagayan Valley		26,999,000		26,999,000

Regional Office - II		26,999,000		26,999,000
Region III - Central Luzon		78,000,000		78,000,000

Regional Office - III		78,000,000		78,000,000
Region IVA - CALABARZON		39,980,000		39,980,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1133
DEPARTMENT OF LABOR AND EMPLOYMENT

Regional Office - IVA	39,980,000		39,980,000
Region IVB - MIMAROPA	10,540,000		10,540,000

Regional Office - IVB	10,540,000		10,540,000
Region V - Bicol	13,000,000		13,000,000

Regional Office - V	13,000,000		13,000,000
Region VI - Western Visayas	23,890,000		23,890,000

Regional Office - VI	23,890,000		23,890,000
Region VII - Central Visayas	58,000,000		58,000,000

Regional Office - VII	58,000,000		58,000,000
Region VIII - Eastern Visayas	15,408,000		15,408,000

Regional Office - VIII	15,408,000		15,408,000
Region IX - Zamboanga Peninsula	33,000,000		33,000,000

Regional Office - IX	33,000,000		33,000,000
Region X - Northern Mindanao	23,933,000		23,933,000

Regional Office - X	23,933,000		23,933,000
Region XI - Davao	23,442,000		23,442,000

Regional Office - XI	23,442,000		23,442,000
Region XII - SOCCSKSARGEN	34,510,000		34,510,000

Regional Office - XII	34,510,000		34,510,000
Region XIII - CARAGA	15,950,000		15,950,000

Regional Office - XIII	15,950,000		15,950,000
Job Search Assistance	118,877,000	8,000,000	126,877,000

National Capital Region (NCR)	105,778,000	8,000,000	113,778,000

Central Office	103,313,000	8,000,000	111,313,000
Regional Office - NCR	2,465,000		2,465,000
Region I - Ilocos	750,000		750,000

Regional Office - I	750,000		750,000
Cordillera Administrative Region (CAR)	830,000		830,000

Regional Office - CAR	830,000		830,000
Region II - Cagayan Valley	595,000		595,000

Regional Office - II	595,000		595,000

1134	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region III - Central Luzon		2,389,000	2,389,000

Regional Office - III		2,389,000	2,389,000
Region IVA - CALABARZON		1,937,000	1,937,000

Regional Office - IVA		1,937,000	1,937,000
Region IVB - MIMAROPA		528,000	528,000

Regional Office - IVB		528,000	528,000
Region V - Bicol		431,000	431,000

Regional Office - V		431,000	431,000
Region VI - Western Visayas		640,000	640,000

Regional Office - VI		640,000	640,000
Region VII - Central Visayas		545,000	545,000

Regional Office - VII		545,000	545,000
Region VIII - Eastern Visayas		790,000	790,000

Regional Office - VIII		790,000	790,000
Region IX - Zamboanga Peninsula		623,000	623,000

Regional Office - IX		623,000	623,000
Region X - Northern Mindanao		719,000	719,000

Regional Office - X		719,000	719,000
Region XI - Davao		1,060,000	1,060,000

Regional Office - XI		1,060,000	1,060,000
Region XII - SOCCSKSARGEN		695,000	695,000

Regional Office - XII		695,000	695,000
Region XIII - CARAGA		567,000	567,000

Regional Office - XIII		567,000	567,000
Project(s)
Locally-Funded Project(s)		19,933,000	19,933,000

Skills Registry Program		19,933,000	19,933,000
National Capital Region (NCR)		19,933,000	19,933,000

Central Office		19,933,000	19,933,000
Protection of workers’ rights and maintenance of industrial peace ensured	453,208,000	228,021,000	681,229,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1135
DEPARTMENT OF LABOR AND EMPLOYMENT

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM	453,208,000	228,021,000	681,229,000

Promotion of Good Labor-Management Relations	22,687,000	7,144,000	29,831,000

National Capital Region (NCR)	22,687,000	7,144,000	29,831,000

Central Office	22,687,000	7,144,000	29,831,000
Promotion of Rights at Work and Labor Standards	40,904,000	5,841,000	46,745,000

National Capital Region (NCR)	40,904,000	5,841,000	46,745,000

Central Office	40,904,000	5,841,000	46,745,000
Tripartism and Social Dialogue		5,426,000	5,426,000

National Capital Region (NCR)		5,426,000	5,426,000

Central Office		5,426,000	5,426,000
Workers Organizations Development and Empowerment		16,752,000	16,752,000

National Capital Region (NCR)		4,270,000	4,270,000

Central Office		3,745,000	3,745,000
Regional Office - NCR		525,000	525,000
Region I - Ilocos		133,000	133,000

Regional Office - I		133,000	133,000
Cordillera Administrative Region (CAR)		396,000	396,000

Regional Office - CAR		396,000	396,000
Region II - Cagayan Valley		1,076,000	1,076,000

Regional Office - II		1,076,000	1,076,000
Region III - Central Luzon		969,000	969,000

Regional Office - III		969,000	969,000
Region IVA - CALABARZON		2,271,000	2,271,000

Regional Office - IVA		2,271,000	2,271,000
Region IVB - MIMAROPA		843,000	843,000

Regional Office - IVB		843,000	843,000
Region V - Bicol		573,000	573,000

Regional Office - V		573,000	573,000

1136	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VI - Western Visayas		755,000	755,000

Regional Office - VI		755,000	755,000
Region VII - Central Visayas		767,000	767,000

Regional Office - VII		767,000	767,000
Region VIII - Eastern Visayas		459,000	459,000

Regional Office - VIII		459,000	459,000
Region IX - Zamboanga Peninsula		966,000	966,000

Regional Office - IX		966,000	966,000
Region X - Northern Mindanao		1,246,000	1,246,000

Regional Office - X		1,246,000	1,246,000
Region XI - Davao		821,000	821,000

Regional Office - XI		821,000	821,000
Region XII - SOCCSKSARGEN		880,000	880,000

Regional Office - XII		880,000	880,000
Region XIII - CARAGA		327,000	327,000

Regional Office - XIII		327,000	327,000
Labor Laws Compliance	389,617,000	183,616,000	573,233,000

National Capital Region (NCR)	181,296,000	117,915,000	299,211,000

Central Office	77,054,000	106,214,000	183,268,000
Regional Office - NCR	104,242,000	11,701,000	115,943,000
Region I - Ilocos	12,330,000	3,750,000	16,080,000

Regional Office - I	12,330,000	3,750,000	16,080,000
Cordillera Administrative Region (CAR)	7,467,000	2,609,000	10,076,000

Regional Office - CAR	7,467,000	2,609,000	10,076,000
Region II - Cagayan Valley	11,869,000	2,475,000	14,344,000

Regional Office - II	11,869,000	2,475,000	14,344,000
Region III - Central Luzon	31,824,000	9,885,000	41,709,000

Regional Office - III	31,824,000	9,885,000	41,709,000
Region IVA - CALABARZON	42,381,000	7,577,000	49,958,000

Regional Office - IVA	42,381,000	7,577,000	49,958,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1137
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IVB - MIMAROPA	4,190,000	2,987,000	7,177,000

Regional Office - IVB	4,190,000	2,987,000	7,177,000
Region V - Bicol	3,336,000	2,785,000	6,121,000

Regional Office - V	3,336,000	2,785,000	6,121,000
Region VI - Western Visayas	15,063,000	4,612,000	19,675,000

Regional Office - VI	15,063,000	4,612,000	19,675,000
Region VII - Central Visayas	24,030,000	5,794,000	29,824,000

Regional Office - VII	24,030,000	5,794,000	29,824,000
Region VIII - Eastern Visayas	4,569,000	2,635,000	7,204,000

Regional Office - VIII	4,569,000	2,635,000	7,204,000
Region IX - Zanboanga Peninsula	8,404,000	3,020,000	11,424,000

Regional Office - IX	8,404,000	3,020,000	11,424,000
Region X - Northern Mindanao	12,836,000	6,363,000	19,199,000

Regional Office - X	12,836,000	6,363,000	19,199,000
Region XI - Davao	17,361,000	5,191,000	22,552,000

Regional Office - XI	17,361,000	5,191,000	22,552,000
Region XII- SOCCSKSARGEN	6,755,000	3,357,000	10,112,000

Regional Office - XII	6,755,000	3,357,000	10,112,000
Region XIII - CARAGA	5,906,000	2,661,000	8,567,000

Regional Office - XIII	5,906,000	2,661,000	8,567,000
Case Management		9,242,000	9,242,000

National Capital Region ((NCR))		1,759,000	1,759,000

Central Office		1,014,000	1,014,000
Regional Office - NCR		745,000	745,000
Region I - Ilocos		414,000	414,000

Regional Office - I		414,000	414,000
Cordillera Administrative Region (CAR)		372,000	372,000

Regional Office - CAR		372,000	372,000
Region II - Cagayan Valley		329,000	329,000

Regional Office - II		329,000	329,000

1138	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region III - Central Luzon		308,000		308,000

Regional Office - III		308,000		308,000
Region IVA - CALABARZON		675,000		675,000

Regional Office - IVA		675,000		675,000
Region IVB - MIMAROPA		379,000		379,000

Regional Office - IVB		379,000		379,000
Region V - Bicol		317,000		317,000

Regional Office - V		317,000		317,000
Region VI - Western Visayas		722,000		722,000

Regional Office - VI		722,000		722,000
Region VII - Central Visayas		563,000		563,000

Regional Office - VII		563,000		563,000
Region VIII - Eastern Visayas		770,000		770,000

Regional Office - VIII		770,000		770,000
Region IX - Zamboanga Peninsula		492,000		492,000

Regional Office - IX		492,000		492,000
Region X - Northern Mindanao		620,000		620,000

Regional Office - X		620,000		620,000
Region XI - Davao		532,000		532,000

Regional Office - XI		532,000		532,000
Region XII - SOCCSKSARGEN		368,000		368,000

Regional Office - XII		368,000		368,000
Region XIII - CARAGA		622,000		622,000

Regional Office - XIII		622,000		622,000
Social protection for vulnerable workers strengthened	1,224,394,000	20,834,000,000	8,000,000	22,066,394,000

WORKERS PROTECTION AND WELFARE PROGRAM	1,224,394,000	20,834,000,000	8,000,000	22,066,394,000

Promotion of Rights and Welfare of Workers with Special Concerns	31,245,000	15,688,000		46,933,000

National Capital Region (NCR)	31,245,000	15,688,000		46,933,000

Central Office	31,245,000	15,688,000		46,933,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1139
DEPARTMENT OF LABOR AND EMPLOYMENT

Promotion of International Labor Affairs	18,595,000	12,933,000	31,528,000

National Capital Region (NCR)	18,595,000	12,933,000	31,528,000

Central Office	18,595,000	12,933,000	31,528,000
Livelihood and Emergency Employment		20,437,375,000	20,437,375,000

National Capital Region (NCR)		19,728,054,000	19,728,054,000

Central Office		19,717,377,000	19,717,377,000
Regional Office - NCR		10,677,000	10,677,000
Region I - Ilocos		17,813,000	17,813,000

Regional Office - I		17,813,000	17,813,000
Cordillera Administrative Region (CAR)		33,870,000	33,870,000

Regional Office - CAR		33,870,000	33,870,000
Region II - Cagayan Valley		12,792,000	12,792,000

Regional Office - II		12,792,000	12,792,000
Region III - Central Luzon		45,931,000	45,931,000

Regional Office - III		45,931,000	45,931,000
Region IVA - CALABARZON		42,226,000	42,226,000

Regional Office - IVA		42,226,000	42,226,000
Region IVB - MIMAROPA		19,677,000	19,677,000

Regional Office - IVB		19,677,000	19,677,000
Region V - Bicol		63,008,000	63,008,000

Regional Office - V		63,008,000	63,008,000
Region VI - Western Visayas		71,570,000	71,570,000

Regional Office - VI		71,570,000	71,570,000
Region VII - Central Visayas		83,411,000	83,411,000

Regional Office - VII		83,411,000	83,411,000
Region VIII - Eastern Visayas		72,200,000	72,200,000

Regional Office - VIII		72,200,000	72,200,000
Region IX - Zamboanga Peninsula		31,133,000	31,133,000

Regional Office - IX		31,133,000	31,133,000

1140	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao		71,175,000		71,175,000

Regional Office - X		71,175,000		71,175,000
Region XI - Davao		43,185,000		43,185,000

Regional Office - XI		43,185,000		43,185,000
Region XII - SOCCSKSARGEN		66,895,000		66,895,000

Regional Office - XII		66,895,000		66,895,000
Region XIII - CARAGA		34,435,000		34,435,000

Regional Office - XIII		34,435,000		34,435,000
Welfare Services	1,170,335,000	368,004,000	8,000,000	1,546,339,000

National Capital Region (NCR)	1,077,708,000	361,595,000	8,000,000	1,447,303,000

Central Office	1,066,152,000	360,982,000	8,000,000	1,435,134,000
Regional Office - NCR	11,556,000	613,000		12,169,000
Region I - Ilocos	5,045,000	492,000		5,537,000

Regional Office - I	5,045,000	492,000		5,537,000
Cordillera Administrative Region (CAR)	7,549,000	416,000		7,965,000

Regional Office - CAR	7,549,000	416,000		7,965,000
Region II - Cagayan Valley	5,457,000	355,000		5,812,000

Regional Office - II	5,457,000	355,000		5,812,000
Region III - Central Luzon	4,472,000	579,000		5,051,000

Regional Office - III	4,472,000	579,000		5,051,000
Region IVA - CALABARZON	4,474,000	685,000		5,159,000

Regional Office - IVA	4,474,000	685,000		5,159,000
Region IVB - MIMAROPA	8,045,000	325,000		8,370,000

Regional Office - IVB	8,045,000	325,000		8,370,000
Region V - Bicol	7,865,000	287,000		8,152,000

Regional Office - V	7,865,000	287,000		8,152,000
Region VI - Western Visayas	4,956,000	390,000		5,346,000

Regional Office - VI	4,956,000	390,000		5,346,000
Region VII - Central Visayas	6,111,000	369,000		6,480,000

Regional Office - VII	6,111,000	369,000		6,480,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1141

DEPARTMENT OF LABOR AND EMPLOYMENT

Region VIII - Eastern Visayas		5,281,000		305,000					5,586,000

Regional Office - VIII		5,281,000		305,000					5,586,000
Region IX - Zamboanga Peninsula		5,715,000		513,000					6,228,000

Regional Office - IX		5,715,000		513,000					6,228,000
Region X - Northern Mindanao		6,899,000		470,000					7,369,000

Regional Office - X		6,899,000		470,000					7,369,000
Region XI - Davao		7,407,000		650,000					8,057,000

Regional Office - XI		7,407,000		650,000					8,057,000
Region XII - SUCCSKSARGEN		6,931,000		379,000					7,310,000

Regional Office - XII		6,931,000		379,000					7,310,000
Region XIII - CARAGA		6,420,000		194,000					6,614,000

Regional Office - XIII		6,420,000		194,000					6,614,000
Reintegration Services for Overseas Filipino Workers		4,219,000							4,219,000

National Capital Region (NCR)		4,219,000							4,219,000

Central Office		4,219,000							4,219,000

Sub-total, Operations		1,698,867,000		21,838,867,000		8,000,000	8,000,000		23,553,734,000

TOTAL NEW APPROPRIATIONS	₱	2,866,178,000	₱	22,070,716,000	₱	8,000,000	8,000,000	₱	24,952,894,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	1,295,770

Total Permanent Positions	1,295,770

Other Compensation Common to All

1142	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Personnel Economic Relief Allowance	56,376
Representation Allowance	12,618
Transportation Allowance	12,618
Clothing and Uniform Allowance	14,094
Mid-Year Bonus - Civilian	107,983
Year End Bonus	107,983
Cash Gift	11,745
Productivity Incentive Allowance	11,745
Step Increment	3,240

Total Other Compensation Common to All	338,402

Other Compensation for Specific Groups
Overseas Allowance	887,288

Total Other Compensation for Specific Groups	887,288

Other Benefits
PAG-IBIG Contributions	2,817
PhilHealth Contributions	13,354
Employees Compensation Insurance Premium	2,817
Loyalty Award - Civilian	1,262
Terminal Leave	37,968

Total Other Benefits	58,218

Non-Permanent Positions	286,500

Total Personnel Services	2,866,178

Maintenance and Other Operating Expenses
Travelling Expenses	185,789
Training and Scholarship Expenses	83,659
Supplies and Materials Expenses	122,165
Utility Expenses	84,949
Communication Expenses	79,892
Awards/Rewards and Prizes	2,880
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,304
Professional Services	177,840
General Services	64,684
Repairs and Maintenance	41,712
Financial Assistance/Subsidy	20,969,515
Taxes, Insurance Premiums and Other Fees	8,583
Other Maintenance and Operating Expenses
Advertising Expenses	4,617
Printing and Publication Expenses	14,363
Representation Expenses	36,496
Transportation and Delivery Expenses	7,540
Rent/Lease Expenses	163,074
Membership Dues and Contributions to Organizations	70
Subscription Expenses	2,123
Donations	20
Other Maintenance and Operating Expenses	15,441

DECEMBER 28, 2020	OFFICIAL GAZETTE	1143
DEPARTMENT OF LABOR AND EMPLOYMENT

Total Maintenance and Other Operating Expenses	22,070,716

Financial Expenses
Bank Charges	8,000

Total Financial Expenses	8,000

Total Current Operating Expenditures	24,944,894

Capital Outlay
Machinery and Equipment Outlay	8,000

Total Capital Outlay	8,000

TOTAL NEW APPROPRIATIONS	24,952,894

B. INSTITUTE FOR LABOR STUDIES

For general administration and support, and operations, as indicated hereunder	₱48,701,000

New Appropriations, by Program

	Current Operatinq Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	14,690,000	₱	12,107,000		₱	26,797,000
Operations		19,131,000		2,773,000			21,904,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		19,131,000		2,773,000			21,904,000

TOTAL NEW APPROPRIATIONS	₱	33,821,000	₱	14,880,000		₱	48,701,000

Special Provision(s)

1.    Reporting and Posting Requirements. The Institute for Labor Studies (ILS) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for receipts not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    ILS’s website.

The ILS shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the

1144	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	14,431,000	₱	12,107,000		₱	26,538,000
Administration of Personnel Benefits		259,000					259,000

Sub-total, General Administration and Support		14,690,000		12,107,000			26,797,000

Operations
Utilization of labor and employment researches for policy development and program implementation increased		19,131,000		2,773,000			21,904,000

LABOR AND EMPLOYMENT RESEARCH PROGRAM		19,131,000		2,773,000			21,904,000

Cost-benefit evaluation of legislation, research into innovative and indigenous approaches promoting harmonious and productive labor-management relations, and publication		19,131,000		2,773,000			21,904,000

Sub-total, Operations		19,131,000		2,773,000			21,904,000

TOTAL NEW APPROPRIATIONS	₱	33,821,000	₱	14,880,000		₱	48,701,000

NEW Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	26,009

Total Permanent Positions	26,009

Other Compensation Common to All

DECEMBER 28, 2020	OFFICIAL GAZETTE	1145

DEPARTMENT OF LABOR AND EMPLOYMENT

Personnel Economic Relief Allowance	1,104
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	276
Mid-Year Bonus - Civilian	2,168
Year End Bonus	2,168
Cash Gift	230
Productivity Enhancement Incentive	230
Step Increment	65

Total Other Compensation Common to All	7,141

Other Benefits
PAG-IBIG Contributions	55
PhilHealth Contributions	252
Employees Compensation Insurance Premiums	55
Loyalty Award - Civilian	50
Terminal Leave	259

Total Other Benefits	671

Total Personnel Services	33,821

Maintenance and Other Operating Expenses
Travelling Expenses	1,504
Training and Scholarship Expenses	750
Supplies and Materials Expenses	1,636
Utility Expenses	1,600
Communication Expenses	2,014
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	136
Professional Services	85
General Services	1,866
Repairs and Maintenance	800
Taxes, Insurance Premiums and Other Fees	170
Other Maintenance and Operating Expenses
Printing and Publication Expenses	250
Representation Expenses	586
Rent/Lease Expenses	150
Subscription Expenses	2,995
Other Maintenance and Operating Expenses	338

Total Maintenance and Other Operating Expenses	14,880

Total Current Operating Expenditures	48,701

TOTAL NEW APPROPRIATIONS	48,701

C. NATIONAL CONCILIATION AND MEDIATION BOARD

For general administration and support, support to operations, and operations, as indicated hereunder	₱	263,602,000

1146	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	15,537,000	₱	44,211,000	₱	10,832,000	₱	70,580,000
Support to Operations		13,804,000		5,339,000				19,143,000
Operations		130,228,000		43,651,000				173,879,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		45,300,000		25,264,000				70,564,000
LABOR CASE MANAGEMENT PROGRAM		84,928,000		18,387,000				103,315,000

TOTAL NEW APPROPRIATIONS	₱	159,569,000	₱	93,201,000	₱	10,832,000	₱	263,602,000

Special Provision(s)

1. Special Voluntary Arbitration Fund. In addition to the amounts appropriated herein, Three Hundred Sixty One Thousand Pesos (₱361,000) sourced from registration fees collected on collective bargaining agreements, constituted into the Special Voluntary Arbitration Fund, shall be used for the effective and efficient administration of the Voluntary Arbitration Program, in accordance with Article 231 of P.D. No. 442, as amended by R.A. No. 6715.

Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, s. 1987.

2. Reporting and Posting Requirements. The National Conciliation and Mediation Board (NCMB) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NCMB’s website.

The NCMB shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	1147

DEPARTMENT OF LABOR AND EMPLOYMENT

PROGRAMS
General Administration and Support
General Management and Supervision	₱	15,193,000	₱	44,211,000	₱	10,832,000	₱	70,236,000

National Capital Region (NCR)		15,193,000		44,211,000		10,832,000		70,236,000

Central Office		15,193,000		44,211,000		10,832,000		70,236,000
Administration of Personnel Benefits		344,000						344,000

National Capital Region (NCR)		344,000						344,000

Central Office		344,000						344,000

Sub-total, General Administration and Support		15,537,000		44,211,000		10,832,000		70,580,000

Support to Operations
Policy and Program Formulation, Monitoring and Evaluation and Conciliation/Mediation, Labor Management Cooperation and Voluntary Arbitration		13,804,000		5,339,000				19,143,000

National Capital Region (NCR)		13,804,000		5,339,000				19,143,000

Central Office		13,804,000		5,339,000				19,143,000

Sub-total, Support to Operations		13,804,000		5,339,000				19,143,000

Operations
Labor-management relations improved		45,300,000		25,264,000				70,564,000

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM		45,300,000		25,264,000				70,564,000

Facilitation/Operationalization/ Institutionalization/Strengthening and Enhancement of Workplace Cooperation Partnership Mechanisms, and Workplace Dispute Prevention and Settlement Mechanisms		45,300,000		25,264,000				70,564,000

National Capital Region (NCR)		45,300,000		25,264,000				70,564,000

Central Office		45,300,000		25,264,000				70,564,000
Labor disputes effectively settled/resolved		84,928,000		18,387,000				103,315,000

LABOR CASE MANAGEMENT PROGRAM		84,928,000		18,387,000				103,315,000

Labor Conciliation-Mediation of Requests for Assistance (RFAs), Preventive Mediation (PM), Notices of Strike/ Lockout (NS/L), Actual Strike/Lockout (AS/L) and Arbitration Services		84,928,000		18,387,000				103,315,000

1148	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Capital Region (NCR)		84,928,000		18,387,000				103,315,000

Central Office		84,928,000		18,387,000				103,315,000

Sub-total, Operations		130,228,000		43,651,000				173,879,000

TOTAL NEW APPROPRIATIONS	₱	159,569,000	₱	93,201,000	₱	10,832,000	₱	263,602,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos]

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	121,898

Total Permanent Positions	121,898

Other Compensation Common to All
Personnel Economic Relief Allowance	4,704
Representation Allowance	3,690
Transportation Allowance	3,690
Clothing and Uniform Allowance	1,176
Mid-Year Bonus-Civilian	10,158
Year End Bonus	10,158
Cash Gift	980
Productivity Enhancement Incentive	980
Step Increment	305

Total Other Compensation Common to All	35,841

Other Benefits
PAG-IBIG Contributions	233
PhilHealth Contributions	1,020
Employees Compensation Insurance Premiums	233
Terminal Leave	344

Total Other Benefits	1,830

Total Personnel Services	159,569

Maintenance and Other Operating Expenses
Travelling Expenses	5,854
Training and Scholarship Expenses	9,004

DECEMBER 28, 2020	OFFICIAL GAZETTE	1149
DEPARTMENT OF LABOR AND EMPLOYMENT

Supplies and Materials Expenses	11,017
Utility Expenses	5,891
Communication Expenses	9,410
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,013
Professional Services	9,151
General Services	14,277
Repairs and Maintenance	6,091
Taxes, Insurance Premiums and Other Fees	1,063
Other Maintenance and Operating Expenses
Printing and Publication Expenses	266
Representation Expenses	2,124
Transportation and Delivery Expenses	16
Rent/Lease Expenses	12,142
Subscription Expenses	3,521
Other Maintenance and Operating Expenses	1,361

Total Maintenance and Other Operating Expenses	93,201

Total Current Operating Expenditures	252,770

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	10,832

Total Capital Outlays	10,832

TOTAL NEW APPROPRIATIONS	263,602

D.  NATIONAL LABOR RELATIONS COMMISSION

For general administration and support, and operations, as indicated hereunder	₱ 1,316,608,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	136,579,000	₱	85,982,000		₱	222,561,000
Operations		981,580,000		112,467,000			1,094,047,000

LABOR ARBITRATION PROGRAM		981,580,000		112,467,000			1,094,047,000

TOTAL NEW APPROPRIATIONS	₱	1,118,159,000	₱	198,449,000		₱	1,316,608,000

Special Provision(s)

1. Reporting and Posting Requirements. The NLRC shall submit quarterly reports on its financial and physical accomplishments,

1150	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

within thirty (30) days after the end of every quarter, through the following:

(a)     URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    NLRC’s website.

The NLRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules, and regulations. The date of notice to the said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	107,471,000	₱	85,982,000		₱	193,453,000

National Capital Region (NCR)		107,471,000		85,982,000			193,453,000

Central Office		107,471,000		85,982,000			193,453,000
Administration of Personnel Benefits		29,108,000					29,108,000

National Capital Region (NCR)		29,108,000					29,108,000

Central Office		29,108,000					29,108,000

Sub-total, General Administration and Support		136,579,000		85,982,000			222,561,000

Operations
Due process in resolving labor disputes ensured		981,580,000		112,467,000			1,094,047,000

LABOR ARBITRATION PROGRAM		981,580,000		112,467,000			1,094,047,000

Resolution of Appealed Labor Cases		290,983,000		39,134,000			330,117,000

National Capital Region (NCR)		290,983,000		39,134,000			330,117,000

Central Office		290,983,000		39,134,000			330,117,000
Arbitration of Labor Cases		690,597,000		73,333,000			763,930,000

National Capital Region (NCR)		690,597,000		73,333,000			763,930,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1151
DEPARTMENT OF LABOR AND EMPLOYMENT

Central Office		690,597,000		73,333,000		763,930,000

Sub-total, Operations		981,500,000		112,467,000		1,094,047,000

TOTAL NEW APPROPRIATIONS	₱	1,118,159,000	₱	198,449,000	₱	1,316,608,000

NEW Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	818,876

Total Permanent Positions	818,876

Other Compensation Common to All
Personnel Economic Relief Allowance	26,688
Representation Allowance	26,676
Transportation Allowance	26,676
Clothing and Uniform Allowance	6,672
Mid-Year Bonus - Civilian	68,240
Year End Bonus	68,240
Cash Gift	5,560
Productivity Enhancement Incentive	5,560
Step Increment	2,048

Total Other Compensation Common to All	236,360

Other Compensation for Specific Groups
Longevity Pay	24,973

Total Other Compensation for Specific Groups	24,973

Other Benefits
PAG-IBIG Contributions	1,332
PhilHealth Contributions	5,456
Employees Compensation Insurance Premiums	1,332
Terminal Leave	29,108

Total Other Benefits	37,228

Non-Permanent Positions	722

Total Personnel Services	1,118,159

1152	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses

Travelling Expenses	3,518
Training and Scholarship Expenses	4,365
Supplies and Materials Expenses	14,033
Utility Expenses	27,506
Communication Expenses	31,268
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	24,471
Professional Services	530
General Services	17,140
Repairs and Maintenance	2,746
Repairs and Maintenance of Leased Assets	10
Taxes, Insurance Premiums and Other Fees	2,147
Other Maintenance and Operating Expenses
Advertising Expenses	192
Printing and Publication Expenses	220
Representation Expenses	300
Transportation and Delivery Expenses	706
Rent/Lease Expenses	66,674
Subscription Expenses	2,623

Total Maintenance and Other Operating Expenses	198,449

Total Current Operating Expenditures	1,316,608

TOTAL NEW APPROPRIATIONS	1,316,608

E.    NATIONAL MARITIME POLYTECHNIC

For general administration and support, and operations, as indicated hereunder	₱	132,094,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	21,517,000	₱	25,532,000	₱	4,276,000	₱	51,325,000
Operations		27,966,000		39,583,000		13,220,000		80,769,000

MARITIME SKILLS COMPETENCY PROGRAM		17,677,000		26,617,000		12,520,000		56,814,000
MARITIME RESEARCH PROGRAM		10,289,000		12,966,000		700,000		23,955,000

TOTAL NEW APPROPRIATIONS	₱	49,483,000	₱	65,115,000	₱	17,496,000	₱	132,094,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1153
DEPARTMENT OF LABOR AND EMPLOYMENT

Special Provision(s)

1.    Reporting and Posting Requirements. The National Maritime Polytechnic (NMP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    NMP’s website.

The NMP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	20,664,000	₱	25,532,000	₱	4,276,000	₱	50,472,000
Administration of Personnel Benefits		853,000						853,000

Sub-total, General Administration and Support		21,517,000		25,532,000		4,276,000		51,325,000

Operations
Employability and competitiveness of Filipino seafarers enhanced		17,677,000		26,617,000		12,520,000		56,814,000

MARITIME SKILLS COMPETENCY PROGRAM		17,677,000		26,617,000		12,520,000		56,814,000

Maritime training and maritime assessment services		17,677,000		26,617,000		12,520,000		56,814,000
Maritime manpower sector improved through quality research		10,289,000		12,966,000		700,000		23,955,000

MARITIME RESEARCH PROGRAM		10,289,000		12,966,000		700,000		23,955,000

Maritime research services		10,289,000		12,966,000		700,000		23,955,000

Sub-total, Operations		27,966,000		39,583,000		13,220,000		80,769,000

TOTAL NEW APPROPRIATIONS	₱	49,483,000	₱	65,115,000	₱	17,496,000	₱	132,094,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

1154	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	32,674

Total Permanent Positions	32,674

Other Compensation Common to All
Personnel Economic Relief Allowance	1,752
Representation Allowance	330
Transportation Allowance	330
Clothing and Uniform Allowance	438
Honoraria	5,360
Mid-Year Bonus - Civilian	2,723
Year End Bonus	2,723
Cash Gift	365
Productivity Enhancement Incentive	365
Step Increment	81

Total Other Compensation common to All	14,467

Other Compensation for Specific Groups Magna Carta for Science and
Technology Personnel	912

Total Other Compensation for Specific Groups	912

Other Benefits
PAG-IBIG Contributions	87
PhilHealth Contributions	368
Employees Compensation Insurance Premiums	87
Loyalty Award - Civilian	35
Terminal Leave	853

Total Other Benefits	1,430

Total Personnel Services	49,483

Maintenance and Other Operating Expenses
Travelling Expenses	4,340
Training and Scholarship Expenses	1,399
Supplies and Materials Expenses	12,155
Utility Expenses	7,000
Communication Expenses	7,200
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110
Professional Services	4,065
General Services	10,567
Repairs and Maintenance	6,853
Taxes, Insurance Premiums and Other Fees	3,369
Other Maintenance and Operating Expenses

DECEMBER 28, 2020	OFFICIAL GAZETTE	1155
DEPARTMENT OF LABOR AND EMPLOYMENT

Advertising Expenses	282
Printing and Publication Expenses	400
Representation Expenses	1,750
Transportation and Delivery Expenses	150
Rent/Lease Expenses	2,913
Membership Dues and Contributions to Organizations	60
Subscription Expenses	2,502

Total Maintenance and Other Operating Expenses	65,115

Total Current Operating Expenditures	114,598

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	17,496

Total Capital Outlays	17,496

TOTAL NEW APPROPRIATIONS	132,094

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	248,021,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	31,082,000	₱	30,644,000	₱		₱	61,726,000
Operations		113,739,000		68,692,000		3,864,000		186,295,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		78,964,000		42,132,000		3,864,000		124,960,000
WAGE REGULATORY PROGRAM		34,775,000		26,560,000				61,335,000

TOTAL NEW APPROPRIATIONS	₱	144,821,000	₱	99,336,000	₱	3,864,000	₱	248,021,000

1156	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Special Provision(s)

1. Reporting and Posting Requirements. The National Wages and Productivity Commission (NWPC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NWPC’s website.

The NWPC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	30,956,000	₱	26,878,000		₱	57,834,000

National Capital Region (NCR)		30,956,000		26,878,000			57,834,000

Central Office		30,956,000		26,878,000			57,834,000
Human Resource Development				3,766,000			3,766,000

National Capital Region (NCR)				3,766,000			3,766,000

Central Office				3,766,000			3,766,000
Administration of Personnel Benefits		126,000					126,000

National Capital Region (NCR)		126,000					126,000

Central Office		126,000					126,000

Sub-total, General Administration and Support		31,082,000		30,644,000			61,726,000

Operations
Capacity of MSMEs to implement productivity improvement program enhanced		78,964,000		42,132,000	3,864,000		124,960,000

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM		78,964,000		42,132,000	3,864,000		124,960,000

Development and Implementation of Policies, Plans and Projects Related to Incomes, Productivity Improvement and Gainsharing Schemes		78,964,000		42,132,000	3,864,000		124,960,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1157
DEPARTMENT OF LABOR AND EMPLOYMENT

National Capital Region (NCR)		78,964,000		42,132,000		3,864,000		124,960,000

Central Office		78,964,000		42,132,000		3,864,000		124,960,000
Fair and reasonable minimum wages in accordance with law ensured		34,775,000		26,560,000				61,335,000

WAGE REGULATORY PROGRAM		34,775,000		26,560,000				61,335,000

Development and Implementation of Policies Plans, Programs, and Projects on Wages and Resolution of Wage Order and Exemption Cases		34,775,000		26,560,000				61,335,000

National Capital Region (NCR)		34,775,000		26,560,000				61,335,000

Central Office		34,775,000		26,560,000				61,335,000

Sub-total, Operations		113,739,000		68,692,000		3,864,000		186,295,000

TOTAL NEW APPROPRIATIONS	₱	144,821,000	₱	99,336,000	₱	3,864,000	₱	248,021,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	98,352

Total Permanent Positions	98,352

Other Compensation Common to All
Personnel Economic Relief Allowance	3,912
Representation Allowance	1,782
Transportation Allowance	1,782
Clothing and Uniform Allowance	978
Mid-Year Bonus - Civilian	8,197
Year End Bonus	8,197
Cash Gift	815
Per Diems	18,360
Productivity Enhancement Incentive	815
Step Increment	246

Total Other Compensation Common to All	45,084

Other Benefits
PAG-IBIG Contributions	196
PhilHealth Contributions	867
Employees Compensation Insurance Premiums	196

1158	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Terminal Leave	126

Total Other Benefits	1,385

Total Personnel Services	144,821

Maintenance and Other Operating Expenses
Travelling Expenses	6,178
Training and Scholarship Expenses	3,881
Supplies and Materials Expenses	14,461
Utility Expenses	4,658
Communication Expenses	5,894
Awards/Rewards and Prizes	2,100
Survey, Research, Exploration and Development Expenses	965
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	425
Professional Services	4,667
General Services	8,400
Repairs and Maintenance	5,502
Taxes, Insurance Premiums and Other Fees	699
Other Maintenance and Operating Expenses
Advertising Expenses	1,776
Printing and Publication Expenses	1,575
Representation Expenses	13,479
Transportation and Delivery Expenses	189
Rent/Lease Expenses	18,546
Subscription Expenses	4,206
Other Maintenance and Operating Expenses	1,735

Total Maintenance and Other Operating Expenses	99,336

Total Current Operating Expenditures	244,157

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	3,864

Total Capital Outlays	3,864

TOTAL NEW APPROPRIATIONS	248,021

G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	507,761,000

New Appropriations, by Program

DECEMBER 28, 2020	OFFICIAL GAZETTE	1159
DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support	₱	80,332,000	₱	92,129,000		₱	172,461,000
Operations		227,197,000		108,103,000			335,300,000

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		108,366,000		78,951,000			187,317,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		118,831,000		29,152,000			147,983,000
TOTAL, NEW APPROPRIATIONS	₱	307,529,000	₱	200,232,000		₱	507,761,000

Special Provision(s)

[~~1. Use of Income. In addition to the amounts appropriated herein, Thirty Two Million Pesos (₱32,000,000) sourced from the revenues of the Philippine Overseas Employment Administration (POEA) shall be used for the procurement of the following requirements under the Medium Term Information—and Communication Technology Harmonization Initiative (MITHI) Project: (a)—servers; (b) ICT software; (c)    computers; and (d) subscription expenses.~~

~~Release of funds shall be subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292, 3.—1987-~~.](DIRECT VETO - President’s Veto Message, December 28,2020, Volume 1-B, page 843, R.A. No. 11518)

2. Reporting and Posting Requirements. The Philippine Overseas Employment Administration (POEA) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) POEA’s website.

The POEA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	76,780,000	₱	92,129,000		₱	168,909,000

1160	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits		3,552,000				3,552,000

Sub-total, General Administration and Support		80,332,000		92,129,000		172,461,000

Operations
Empowerment and Protection of Overseas Filipino Workers ensured		227,197,000		108,103,000		335,300,000
OVERSEAS EMPLOYMENT AND WELFARE PROGRAM		108,366,000		78,951,000		187,317,000

Overseas Employment Facilitation Services		68,812,000		54,702,000		123,514,000
Worker’s Welfare and Government Placement Services		39,554,000		24,249,000		63,803,000
OVERSEAS EMPLOYMENT REGULATORY PROGRAM		118,831,000		29,152,000		147,983,000

Licensing and Regulation Services (including Anti-Illegal Recruitment Services)		57,614,000		21,809,000		79,423,000
Adjudication Service		61,217,000		7,343,000		68,560,000

Sub-total, Operations		227,197,000		108,103,000		335,300,000

TOTAL NEW APPROPRIATION	₱	307,529,000	₱	200,232,000	₱	507,761,000

New Appropriations, by Object of Expenditures
(In Thousand Pesos)
Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary						232,330

Total Permanent Positions						232,330

Other Compensation Common to All
Personnel Economic Relief Allowance						9,384
Representation Allowance						5,340
Transportation Allowance						5,238
Clothing and Uniform Allowance						2,346
Honoraria						264
Mid-Year Bonus - Civilian						19,360
Year End Bonus						19,360
Cash Gift						1,955
Productivity Enhancement Incentive						1,955

DECEMBER 28, 2020	OFFICIAL GAZETTE	1161
DEPARTMENT OF LABOR AND EMPLOYEMENT

Step Increment	581

Total Other Compensation Common to All	65,783

Other Benefits
PAG-IBIG Contributions	469
PhilHealth Contributions	2,144
Employees Compensation Insurance Premiums	469
Terminal Leave	3,552

Total Other Benefits	6,634

Non-Permanent Positions	2,782

Total Personnel Services	307,529

Maintenance and Other Operating Expenses
Travelling Expenses	9,030
Training and Scholarship Expenses	5,145
Supplies and Materials Expenses	26,190
Utility Expenses	23,970
Communication Expenses	17,300
Confidential, Intelligence and Extraordinary Expenses	1,194
Extraordinary and Miscellaneous Expenses	2,260
Professional Services	57,563
General Services	5,475
Repairs and Maintenance	4,390
Taxes, Insurance Premiums and Other Fees
Other Maintenance and Operating Expenses
Advertising Expenses	700
Printing and Publication Expenses	15,620
Representation Expenses	10,925
Rent/Lease Expenses	15,990
Subscription Expenses	4,280
Other Maintenance and Operating Expenses	200

Total Maintenance and Other Operating Expenses	200,232

Total Current Operating Expenditures	507,761

TOTAL NEW APPROPRIATIONS	507,761

H. PROFESSIONAL REGULATION COMMISSION

For general administration and support, and operations, as indicated hereunder	₱	1,538,222,000

New Appropriations, by Program

Current Operating Expenditures

1162	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	199,479,000	₱	193,145,000	₱		₱	392,624,000
Operations		565,488,000		540,130,000		39,980,000		1,145,598,000

PROFESSIONAL LICENSURE PROGRAM		408,523,000		401,497,000				810,020,000
PROFESSIONAL REGULATION PROGRAM		135,251,000		86,186,000				221,437,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM		21,714,000		52,447,000		39,980,000		114,141,000

TOTAL NEW APPROPRIATIONS	₱	764,967,000	₱	733,275,000	₱	39,980,000	₱	1,538,222,000

Special Provision(s)

1. Reporting and Posting Requirements. The Professional Regulation Commission (PRC) shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) PRC’s website.

The PRC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Capital Outlays	Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	189,574,000	₱	193,145,000	₱	₱	382,719,000
National Capital Region (NCR)		101,487,000		130,086,000			231,573,000

Central Office		85,854,000		112,736,000			198,590,000
Regional Office - NCR		15,633,000		17,350,000			32,983,000
Region I - Ilocos		6,886,000		3,224,000			10,110,000

Regional Office - I		6,886,000		3,224,000			10,110,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1163
DEPARTMENT OF LABOR AND EMPLOYMENT

Cordillera Administrative Region (CAR)	7,297,000	6,061,000	13,358,000

Regional Office - (CAR)	7,297,000	6,061,000	13,358,000
Region II - Cagayan Valley	8,191,000	2,332,000	10,523,000

Regional Office - II	8,191,000	2,332,000	10,523,000
Region III - Central Luzon	5,019,000	2,692,000	7,711,000

Regional Office - III	5,019,000	2,692,000	7,711,000
Region IVA - CALABARZON	6,374,000	2,210,000	8,584,000

Regional Office - IVA	6,374,000	2,210,000	8,584,000
Region IVB - MIMAROPA	1,708,000	3,251,000	4,959,000

Regional Office - IVB	1,708,000	3,251,000	4,959,000
Region V - Bicol	6,133,000	4,333,000	10,466,000

Regional Office - V	6,133,000	4,333,000	10,466,000
Region VI - Western Visayas	6,893,000	3,546,000	10,439,000

Regional Office - VI	6,893,000	3,546,000	10,439,000
Region VII - Central Visayas	3,139,000	7,852,000	10,991,000

Regional Office - VII	3,139,000	7,852,000	10,991,000
Region VIII - Eastern Visayas	6,283,000	3,711,000	9,994,000

Regional Office - VIII	6,283,000	3,711,000	9,994,000
Region IX - Zamboanga Peninsula	5,083,000	7,442,000	12,525,000

Regional Office - IX	5,083,000	7,442,000	12,525,000
Region X - Northern Mindanao	5,062,000	2,410,000	7,472,000

Regional Office - X	5,062,000	2,410,000	7,472,000
Region XI - Davao	5,796,000	8,817,000	14,613,000

Regional Office - XI	5,796,000	8,817,000	14,613,000
Region XII - SOCCSKSARGEN	7,949,000	2,697,000	10,646,000

Regional Office - XII	7,949,000	2,697,000	10,646,000
Region XIII - CARAGA	6,274,000	2,481,000	8,755,000

Regional Office - XIII	6,274,000	2,481,000	8,755,000
Administration of Personnel Benefits	9,905,000		9,905,000

National Capital Region	9,905,000		9,905,000

1164	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Central Office	9,905,000			9,905,000

Sub-total, General Administration and Support	199,479,000	193,145,000		392,624,000

Operations
Highly ethical, globally competitive, and recognized Filipino professionals ensured	565,488,000	540,130,000	39,980,000	1,145,598,000

PROFESSIONAL LICENSURE PROGRAM	408,523,000	401,497,000		810,020,000

Processing of applications for licensure examinations	52,874,000	124,535,000		177,409,000

National Capital Region (NCR)	7,678,000	31,526,000		39,204,000

Central Office	2,695,000			2,695,000
Regional Office - NCR	4,983,000	31,526,000		36,509,000
Region I - Ilocos	2,863,000	2,564,000		5,427,000

Regional Office - I	2,863,000	2,564,000		5,427,000
Cordillera Administrative Region (CAR)	3,380,000	11,332,000		14,712,000

Regional Office - (CAR)	3,380,000	11,332,000		14,712,000
Region II - Cagayan Valley	1,814,000	6,370,000		8,184,000

Regional Office - II	1,814,000	6,370,000		8,184,000
Region III - Central Luzon	3,681,000	3,457,000		7,138,000

Regional Office - III	3,681,000	3,457,000		7,138,000
Region IVA - CALABARZON	2,679,000	8,429,000		11,108,000

Regional Office - IVA	2,679,000	8,429,000		11,108,000
Region IVB - MIMAROPA	944,000	3,052,000		3,996,000

Regional Office - IVB	944,000	3,052,000		3,996,000
Region V - Bicol	4,810,000	5,584,000		10,394,000

Regional Office - V	4,810,000	5,584,000		10,394,000
Region VI - Western Visayas	3,381,000	8,240,000		11,621,000

Regional Office - VI	3,381,000	8,240,000		11,621,000
Region VII - Central Visayas	4,810,000	10,490,000		15,300,000

Regional Office - VII	4,810,000	10,490,000		15,300,000
Region VIII - Eastern Visayas	4,066,000	6,560,000		10,626,000

Regional Office - VIII	4,066,000	6,560,000		10,626,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1165
DEPARTMENT OF LABOR AND EMPLOYMENT

Region IX - Zamboanga Peninsula	1,957,000	7,279,000	9,236,000

Regional Office - IX	1,957,000	7,279,000	9,236,000
Region X - Northern Mindanao	3,239,000	9,276,000	12,515,000

Regional Office - X	3,239,000	9,276,000	12,515,000
Region XI - Davao	1,552,000	5,577,000	7,129,000

Regional Office - XI	1,552,000	5,577,000	7,129,000
Region XII - SOCCSKSARGEN	1,954,000	2,437,000	4,391,000

Regional Office - XII	1,954,000	2,437,000	4,391,000
Region XIII - CARAGA	4,066,000	2,362,000	6,428,000

Regional Office - XIII	4,066,000	2,362,000	6,428,000
Preparation of test questions, conduct and rating of licensure examinations	342,578,000	269,754,000	612,332,000

National Capital Region (NCR)	298,390,000	221,395,000	519,785,000

Central Office	298,390,000	178,891,000	477,281,000
Regional Office - NCR		42,504,000	42,504,000
Region I - Ilocos	2,415,000	890,000	3,305,000

Regional Office - I	2,415,000	890,000	3,305,000
Cordillera Administrative Region (CAR)	1,733,000	6,343,000	8,076,000

Regional Office - (CAR)	1,733,000	6,343,000	8,076,000
Region II - Cagayan Valley	4,815,000	3,688,000	8,503,000

Regional Office - II	4,815,000	3,688,000	8,503,000
Region III - Central Luzon	3,425,000	1,597,000	5,022,000

Regional Office - III	3,425,000	1,597,000	5,022,000
Region IVA - CALABARZON	2,980,000	3,652,000	6,632,000

Regional Office - IVA	2,980,000	3,652,000	6,632,000
Region IVB - MIMAROPA	1,954,000	633,000	2,587,000

Regional Office - IVB	1,954,000	633,000	2,587,000
Region V - Bicol	3,124,000	3,660,000	6,784,000

Regional Office - V	3,124,000	3,660,000	6,784,000
Region VI - Western Visayas	3,410,000	3,500,000	6,910,000

Regional Office - VI	3,410,000	3,500,000	6,910,000

1166	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region VII - Central Visayas	3,124,000	5,515,000	8,639,000

Regional Office - VII	3,124,000	5,515,000	8,639,000
Region VIII - Eastern Visayas	2,980,000	2,917,000	5,897,000

Regional Office - VIII	2,980,000	2,917,000	5,897,000
Region IX - Zamboanga Peninsula	3,267,000	5,198,000	8,465,000

Regional Office - IX	3,267,000	5,198,000	8,465,000
Region X - Northern Mindanao	2,743,000	4,277,000	7,020,000

Regional Office - X	2,743,000	4,277,000	7,020,000
Region XI - Davao	3,124,000	4,383,000	7,507,000

Regional Office - XI	3,124,000	4,383,000	7,507,000
Region XII - SOCCSKSARGEN	2,415,000	1,157,000	3,572,000

Regional Office - XII	2,415,000	1,157,000	3,572,000
Region XIII - CARAGA	2,679,000	949,000	3,628,000

Regional Office - XIII	2,679,000	949,000	3,628,000
Tabulation, computation, rating, release of examination results, collation and analysis of data on licensure exam	13,071,000	7,208,000	20,279,000

National Capital Region (NCR)	12,189,000	7,208,000	19,397,000

Central Office	10,875,000	7,208,000	18,083,000
Regional Office - NCR	1,314,000		1,314,000
Cordillera Administrative Region (CAR)	382,000		382,000

Regional Office - CAR	382,000		382,000
Region II - Cagayan Valley	500,000		500,000

Regional Office - II	500,000		500,000
PROFESSIONAL REGULATION PROGRAM	135,251,000	86,186,000	221,437,000

Administrative investigations, hearings and decisions on complaints against professionals and illegal practitioners	31,594,000	7,539,000	39,133,000

National Capital Region (NCR)	10,717,000	6,976,000	17,693,000

Central Office	9,483,000	6,415,000	15,898,000
Regional Office - NCR	1,234,000	561,000	1,795,000
Region I - Ilocos	1,128,000	10,000	1,138,000

Regional Office - I	1,128,000	10,000	1,138,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1167
DEPARTMENT OF LABOR AND EMPLOYMENT

Cordillera Administrative Region (CAR)	3,127,000	60,000	3,187,000

Regional Office - (CAR)	3,127,000	60,000	3,187,000
Region II - Cagayan Valley	2,031,000	25,000	2,056,000

Regional Office - II	2,031,000	25,000	2,056,000
Region III - Central Luzon	286,000	10,000	296,000

Regional Office - III	286,000	10,000	296,000
Region IVA - CALABARZON	286,000	25,000	311,000

Regional Office - IVA	286,000	25,000	311,000
Region IVB - MIMAROPA		10,000	10,000

Regional Office - IVB		10,000	10,000
Region V - Bicol	2,434,000	25,000	2,459,000

Regional Office - V	2,434,000	25,000	2,459,000
Region VI - Western Visayas	3,124,000	153,000	3,277,000

Regional Office - VI	3,124,000	153,000	3,277,000
Region VII - Central Visayas	3,268,000	39,000	3,307,000

Regional Office - VII	3,268,000	39,000	3,307,000
Region VIII - Eastern Visayas		25,000	25,000

Regional Office - VIII		25,000	25,000
Region IX - Zamboanga Peninsula		40,000	40,000

Regional Office - IX		40,000	40,000
Region X - Northern Mindanao	2,965,000	25,000	2,990,000

Regional Office - X	2,965,000	25,000	2,990,000
Region XI - Davao	1,942,000	96,000	2,038,000

Regional Office - XI	1,942,000	96,000	2,038,000
Region XII - SOCCSKSARGEN	286,000	10,000	296,000

Regional Office - XII	286,000	10,000	296,000
Region XIII - CARAGA		10,000	10,000

Regional Office - XIII		10,000	10,000
Inspection of institutions and industrial establishments, and accreditation of professional organizations, firms and partnerships for the practice of professions, specialty societies and organizations	48,660,000	18,294,000	66,954,000

1168	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

National Capital Region (NCR)	21,052,000	11,155,000	32,207,000

Central Office	19,069,000	10,060,000	29,129,000
Regional Office - NCR	1,983,000	1,095,000	3,078,000
Region I - Ilocos	3,075,000	199,000	3,274,000

Regional Office - I	3,075,000	199,000	3,274,000
Cordillera Administrative Region (CAR)	1,430,000	802,000	2,232,000

Regional Office - CAR	1,430,000	802,000	2,232,000
Region II - Cagayan Valley	1,387,000	498,000	1,885,000

Regional Office - II	1,387,000	498,000	1,885,000
Region III - Central Luzon	3,044,000	199,000	3,243,000

Regional Office - III	3,044,000	199,000	3,243,000
Region IVA - CALABARZON	4,815,000	498,000	5,313,000

Regional Office - IVA	4,815,000	498,000	5,313,000
Region IVB - MIMAROPA	1,127,000	199,000	1,326,000

Regional Office - IVB	1,127,000	199,000	1,326,000
Region V - Bicol		498,000	498,000

Regional Office - V		498,000	498,000
Region VI - Western Visayas		633,000	633,000

Regional Office - VI		633,000	633,000
Region VII - Central Visayas	1,387,000	797,000	2,184,000

Regional Office - VII	1,387,000	797,000	2,184,000
Region VIII - Eastern Visayas	2,330,000	503,000	2,833,000

Regional Office - VIII	2,330,000	503,000	2,833,000
Region IX - Zamboanga Peninsula	2,415,000	797,000	3,212,000

Regional Office - IX	2,415,000	797,000	3,212,000
Region X - Northern Mindanao		498,000	498,000

Regional Office - X		498,000	498,000
Region XI - Davao	1,387,000	612,000	1,999,000

Regional Office - XI	1,387,000	612,000	1,999,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1169
DEPARTMENT OF LABOR AND EMPLOYMENT

Region XII - SOCCSKSARGEN	2,136,000	383,000	2,519,000

Regional Office - XII	2,136,000	383,000	2,519,000
Region XIII - CARAGA	3,075,000	23,000	3,098,000

Regional Office - XIII	3,075,000	23,000	3,098,000
Issuance to initial registrants of professional identification cards and registration certificates	33,436,000	25,314,000	58,750,000

National Capital Region (NCR)	14,107,000	16,942,000	31,049,000

Central Office	8,108,000	15,766,000	23,874,000
Regional Office - NCR	5,999,000	1,176,000	7,175,000
Region I-Ilocos	1,719,000	259,000	1,978,000

Regional Office - I	1,719,000	259,000	1,978,000
Cordillera Administrative Region (CAR)	4,315,000	947,000	5,262,000

Regional Office - CAR	4,315,000	947,000	5,262,000
Region II - Cagayan Valley	2,053,000	588,000	2,641,000

Regional Office - II	2,053,000	588,000	2,641,000
Region III - Central Luzon	1,473,000	241,000	1,714,000

Regional Office - III	1,473,000	241,000	1,714,000
Region IVA - CALABARZON	1,107,000	598,000	1,705,000

Regional Office - IVA	1,107,000	598,000	1,705,000
Region IVB - MIMAROPA	382,000	236,000	618,000

Regional Office - IVB	382,000	236,000	618,000
Region V - Bicol	1,458,000	603,000	2,061,000

Regional Office - V	1,458,000	603,000	2,061,000
Region VI - Western Visayas	443,000	603,000	1,046,000

Regional Office - VI	443,000	603,000	1,046,000
Region VII-Central Visayas	1,444,000	946,000	2,390,000

Regional Office - VII	1,444,000	946,000	2,390,000
Region VIII - Eastern Visayas	1,107,000	603,000	1,710,000

Regional Office - VIII	1,107,000	603,000	1,710,000
Region IX - Zamboanga Peninsula	726,000	947,000	1,673,000

Regional Office - IX	726,000	947,000	1,673,000

1170	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region X - Northern Mindanao	443,000	603,000	1,046,000

Regional Office - X	443,000	603,000	1,046,000
Region XI - Davao	1,170,000	718,000	1,888,000

Regional Office - XI	1,170,000	718,000	1,888,000
Region XII - SOCCSKSARGEN	382,000	244,000	626,000

Regional Office - XII	382,000	244,000	626,000
Region XIII - CARAGA	1,107,000	236,000	1,343,000

Regional Office - XIII	1,107,000	236,000	1,343,000
Renewal of professional identification cards	21,118,000	27,940,000	49,058,000

National Capital Region (NCR)	235,000	17,722,000	17,957,000

Central Office		16,297,000	16,297,000
Regional Office - NCR	235,000	1,425,000	1,660,000
Region I - Ilocos	944,000	309,000	1,253,000

Regional Office - I	944,000	309,000	1,253,000
Cordillera Administrative Region (CAR)	563,000	1,146,000	1,709,000

Regional Office - CAR	563,000	1,146,000	1,709,000
Region II - Cagayan Valley	1,008,000	728,000	1,736,000

Regional Office - II	1,008,000	728,000	1,736,000
Region III - Central Luzon	1,954,000	309,000	2,263,000

Regional Office - III	1,954,000	309,000	2,263,000
Region IVA - CALABARZON	1,571,000	728,000	2,299,000

Regional Office - IVA	1,571,000	728,000	2,299,000
Region IVB - MIMAROPA	563,000	309,000	872,000

Regional Office - IVB	563,000	309,000	872,000
Region V - Bicol	1,954,000	728,000	2,682,000

Regional Office - V	1,954,000	728,000	2,682,000
Region VI - Western Visayas	563,000	728,000	1,291,000

Regional Office - VI	563,000	728,000	1,291,000
Region VII - Central Visayas	1,954,000	1,146,000	3,100,000

Regional Office - VII	1,954,000	1,146,000	3,100,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1171
DEPARTMENT OF LABOR AND EMPLOYMENT

Region VIII - Eastern Visayas	1,571,000	728,000		2,299,000

Regional Office - VIII	1,571,000	728,000		2,299,000
Region IX - Zamboanga Peninsula	1,571,000	1,146,000		2,717,000

Regional Office - IX	1,571,000	1,146,000		2,717,000
Region X - Northern Mindanao	1,954,000	728,000		2,682,000

Regional Office - X	1,954,000	728,000		2,682,000
Region XI - Davao	1,571,000	867,000		2,438,000

Regional Office - XI	1,571,000	867,000		2,438,000
Region XII - SOCCSKSARGEN	1,571,000	309,000		1,880,000

Regional Office - XII	1,571,000	309,000		1,880,000
Region XIII - CARAGA	1,571,000	309,000		1,880,000

Regional Office - XIII	1,571,000	309,000		1,880,000
Negotiation and implementation of the professional regulation aspect of all international trade agreements where the Philippines is a signatory	443,000	7,099,000		7,542,000

National Capital Region (NCR)	443,000	7,099,000		7,542,000

Central Office	443,000	7,099,000		7,542,000
PROFESSIONAL DATABASE MANAGEMENT PROGRAM	21,714,000	52,447,000	39,980,000	114,141,000

Computerization of licensure examination processes and regulation services	21,714,000	52,447,000	39,980,000	114,141,000

National Capital Region (NCR)	13,728,000	46,866,000	39,980,000	100,574,000

Central Office	12,709,000	45,673,000	39,980,000	98,362,000
Regional Office - NCR	1,019,000	1,193,000		2,212,000
Region I - Ilocos	726,000	139,000		865,000

Regional Office - I	726,000	139,000		865,000
Cordillera Administrative Region (CAR)		938,000		938,000

Regional Office - CAR		938,000		938,000
Region II - Cagayan Valley	726,000	362,000		1,088,000

Regional Office - II	726,000	362,000		1,088,000
Region III - Central Luzon	726,000	133,000		859,000

Regional Office - III	726,000	133,000		859,000

1172	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Region IVA - CALABARZON		726,000		381,000			1,107,000

Regional Office - IVA		726,000		381,000			1,107,000
Region IVB - MIMAROPA				131,000			131,000

Regional Office - IVB				131,000			131,000
Region V - Bicol		726,000		369,000			1,095,000

Regional Office - V		726,000		369,000			1,095,000
Region VI - Western Visayas		726,000		375,000			1,101,000

Regional Office - VI		726,000		375,000			1,101,000
Region VII - Central Visayas		726,000		596,000			1,322,000

Regional Office - VII		726,000		596,000			1,322,000
Region VIII - Eastern Visayas				427,000			427,000

Regional Office - VIII				427,000			427,000
Region IX - Zamboanga Peninsula		726,000		590,000			1,316,000

Regional Office - IX		726,000		590,000			1,316,000
Region X - Northern Mindanao		726,000		407,000			1,133,000

Regional Office - X		726,000		407,000			1,133,000
Region XI - Davao		726,000		455,000			1,181,000

Regional Office - XI		726,000		455,000			1,181,000
Region XII - SOCCSKSARGEN		726,000		145,000			871,000

Regional Office - XII		726,000		145,000			871,000
Region XIII - CARAGA				133,000			133,000

Regional Office - XIII				133,000			133,000

Sub-total, Operations		565,488,000		540,130,000	39,980,000		1,145,598,000

TOTAL NEW APPROPRIATIONS	₱	764,967,000	₱	733,275,000	₱39,980,000	₱	1,538,222,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel

DECEMBER 28, 2020	OFFICIAL GAZETTE	1173
DEPARTMENT OF LABOR AND EMPLOYMENT

Permanent Positions
Basic Salary	354,312

Total Permanent Positions	354,312

Other Compensation Common to All
Personnel Economic Relief Allowance	18,936
Representation Allowance	3,240
Transportation Allowance	3,240
Clothing and Uniform Allowance	4,734
Honoraria	297,090
Mid-Year Bonus - Civilian	29,525
Year End Bonus	29,525
Cash Gift	3,945
Productivity Enhancement Incentive	3,945
Step Increment	879

Total Other Compensation Common to All	395,059

Other Benefits
PAG-IBIG Contributions	939
PhilHealth Contributions	3,813
Employees Compensation Insurance Premiums	939
Terminal Leave	9,905

Total Other Benefits	15,596

Total Personnel Services	764,967

Maintenance and Other Operating Expenses
Travelling Expenses	40,115
Training and Scholarship Expenses	9,731
Supplies and Materials Expenses	199,274
Utility Expenses	35,108
Communication Expenses	53,451
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	3,560
Professional Services	4,760
General Services	198,889
Repairs and Maintenance	11,431
Taxes, Insurance Premiums and Other Fees	5,787
Other Maintenance and Operating Expenses
Advertising Expenses	3,371
Printing and Publication Expenses	628
Representation Expenses	11,066
Transportation and Delivery Expenses	1,064
Rent/Lease Expenses	145,823
Subscription Expenses	3,043
Other Maintenance and Operating Expenses	6,174

Total Maintenance and Other Operating Expenses	733,275

Total Current Operating Expenditures	1,498,242

Capital Outlays
Property, Plant and Equipment Outlay Machinery and Equipment Outlay	39,980

1174	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Total Capital Outlays	39,980

TOTAL NEW APPROPRIATIONS	1,538,222

I. OVERSEAS WORKERS WELFARE ADMINISTRATION

For general administration and support, and operations, as indicated hereunder	₱	7,599,082,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	70,795,000	₱	475,496,000	₱	1,724,000	₱	7,500,000	₱	555,515,000
Operations		698,300,000		6,345,267,000						7,043,567,000

SOCIAL PROTECTION AND WELFARE FOR OFMs PROGRAM		698,300,000		6,345,267,000						7,043,567,000

TOTAL NEW APPROPRIATIONS	₱	769,095,000	₱	6,820,763,000	₱	1,724,000	₱	7,500,000	₱	7,599,082,000

Special Provision(s)

1. Overseas Workers Welfare Administration Fund. The Overseas Workers Welfare Administration (OWWA) Fund constituted from membership contributions, investment and interest income, and income from other sources shall be used for providing social and welfare services to Filipino overseas workers such as insurance coverage, legal assistance, placement, remittance assistance and the implementation of the Emergency Repatriation Program, in accordance with Sections 35 and 38 of R.A. No. 10801.

Disbursements or expenditures by OWWA in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary action in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, and to appropriate criminal action under existing penal laws.

2. Reporting and Posting Requirements. The OWWA shall submit quarterly reports on its financial and physical accomplishments, within thirty days (30) after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) OWWA’s website.

The OWWA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

DECEMBER 28, 2020	OFFICIAL GAZETTE	1175
DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	64,477,000	₱	475,496,000	₱	1,724,000	₱	7,500,000	₱	549,197,000

National Capital Region (NCR)		64,477,000		475,496,000		1,724,000		7,500,000		549,197,000

Central Office		64,477,000		475,496,000		1,724,000		7,500,000		549,197,000
Administration of Personnel Benefits		6,318,000								6,318,000

National Capital Region (NCR)		6,318,000								6,318,000

Central Office		6,318,000								6,318,000

Sub-total, General Administration and Support		70,795,000		475,496,000		1,724,000		7,500,000		555,515,000

Operations
Social Protection for OFMs Enhanced		698,300,000		6,345,267,000						7,043,567,000

SOCIAL PROTECTION AND WELFARE FOR OFMs PROGRAM		698,300,000		6,345,267,000						7,043,567,000

Training and Scholarship Grant		29,836,000								29,836,000

National Capital Region (NCR)		29,836,000								29,836,000

Central Office		29,836,000								29,836,000
Welfare Services		604,898,000		6,345,267,000						6,950,165,000

National Capital Region (NCR)		604,898,000		6,345,267,000						6,950,165,000

Central Office		604,898,000		6,345,267,000						6,950,165,000
Membership Promotion		63,566,000								63,566,000

National Capital Region (NCR)		63,566,000								63,566,000

Central Office		63,566,000								63,566,000

Sub-total, Operations		698,300,000		6,345,267,000						7,043,567,000

TOTAL NEW APPROPRIATIONS	₱	769,095,000	₱	6,820,763,000	₱	1,724,000	₱	7,500,000	₱	7,599,082,000

New Appropriations, by Object of Expenditures

1176	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	250,343

Total Permanent Positions	250,343

Other Compensation Common to All
Personnel Economic Relief Allowance	9,672
Representation Allowance	4,290
Transportation Allowance	4,290
Clothing and Uniform Allowance	2,418
Mid-Year Bonus - Civilian	20,862
Year End Bonus	20,862
Cash Gift	2,015
Per Diems	416
Productivity Enhancement Incentive	2,015
Step Increment	626

Total Other Compensation Common to All	67,466

Other Compensation for Specific Groups
Overseas Allowance	437,201

Total Other Compensation for Specific Groups	437,201

Other Benefits
PAG-IBIG Contributions	483
PhilHealth Contributions	2,305
Employees Compensation Insurance Premiums	483
Terminal Leave	6,318

Total Other Benefits	9,589

Non-Permanent Positions	4,496

Total Personnel Services	769,095

Maintenance and Other Operating Expenses
Travelling Expenses	942,235
Training and Scholarship Expenses	12,020
Supplies and Materials Expenses	1,008,697
Utility Expenses	32,145
Communication Expenses	22,003
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	5,963
Professional Services	104,684
General Services	199,713

DECEMBER 28, 2020	OFFICIAL GAZETTE	1177
DEPARTMENT OF LABOR AND EMPLOYMENT

Repairs and Maintenance	13,645
Financial Assistance/Subsidy	2,700,100
Taxes, Insurance Premiums and Other Fees	5,235
Other Maintenance and Operating Expenses
Advertising Expenses	1,600
Printing and Publication Expenses	2,200
Representation Expenses	51,252
Transportation and Delivery Expenses	2,500
Rent/Lease Expenses	1,613,731
Other Maintenance and Operating Expenses	102,990

Total Maintenance and Other Operating Expenses	6,820,763

Financial Expenses
Bank Charges	1,724

Total Financial Expenses	1,724

Total Current Operating Expenditures	7,591,582
Capital Outlays
Property Plant and Equipment Outlay
Transportation Equipment Outlay	7,500

Total Capital Outlay	7,500

TOTAL NEW APPROPRIATIONS	7,599,082

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GENERAL APPROPRIATIONS ACT, FY 2021

GENERAL SUMMARY DEPARTMENT OF LABOR AND EMPLOYMENT

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY	₱	2,866,178,000	₱	22,070,716,000	₱	8,000,000	₱	8,000,000	₱	24,952,894,000
B. INSTITUTE FOR LABOR STUDIES		33,821,000		14,880,000						48,701,000
C. NATIONAL CONCILIATION AND MEDIATION BOARD		159,569,000		93,201,000				10,832,000		263,602,000
D. NATIONAL LABOR RELATIONS COMMISSION		1,118,159,000		198,449,000						1,316,608,000
E. NATIONAL MARITIME POLYTECHNIC		49,483,000		65,115,000				17,496,000		132,094,000
F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION		144,821,000		99,336,000				3,864,000		248,021,000
G. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION		307,529,000		200,232,000						507,761,000
H. PROFESSIONAL REGULATION COMMISSION		764,967,000		733,275,000				39,980,000		1,538,222,000
I. OVERSEAS WORKERS WELFARE ADMINISTRATION		769,095,000		6,820,763,000		1,724,000		7,500,000		7,599,082,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF LABOR AND EMPLOYMENT	₱	6,213,622,000	₱	30,295,967,000	₱	9,724,000	₱	87,672,000	₱	36,606,985,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1179
DEPARTMENT OF NATIONAL DEFENSE

XIX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY - PROPER

For general administration and support, and operations, as indicated hereunder	₱	502,368,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
General Administration and Support	₱	85,484,000	₱	149,533,000			₱	235,017,000
Operations		117,910,000		149,441,000				267,351,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		117,910,000		149,441,000				267,351,000

TOTAL NEW APPROPRIATIONS	₱	203,394,000	₱	298,974,000			₱	502,368,000

Special Provision(s)

1.    Reporting and Posting Requirements. The DHD shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    DND’s website.

The DND shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	81,754,000	149,533,000			₱	231,287,000
Administration of Personnel Benefits		3,730,000					3,730,000

Sub-total, General Administration and Support		85,484,000	149,533,000				235,017,000

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GENERAL APPROPRIATIONS ACT, FY 2021

Operations
Defense and security policy and strategy direction provided		117,910,000		149,441,000		267,351,000

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM		117,910,000		149,441,000		267,351,000

Development, implementation and monitoring of the Defense System of Management (DSOM)		117,910,000		117,507,000		235,417,000
Development, implementation and monitoring of the International Defense Engagement (IDSE)				31,934,000		31,934,000

Sub-total, Operations		117,910,000		149,441,000		267,351,000

TOTAL NEW APPROPRIATIONS	₱	203,394,000	₱	298,974,000	₱	502,368,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	153,723

Total Permanent Positions	153,723

Other Compensation Common to All
Personnel Economic Relief Allowance	6,288
Representation Allowance	3,768
Transportation Allowance	3,768
Clothing and Uniform Allowance	1,572
Mid-Year Bonus - Civilian	12,810
Year End Bonus	12,810
Cash Gift	1,310
Productivity Enhancement Incentive	1,310
Step Increment	384

Total Other Compensation Common to All	44,020

Other Benefits
PAG-IBIG Contributions	314
PhilHealth Contributions	1,293
Employees Compensation Insurance Premiums	314
Terminal Leave	3,730

Total Other Benefits	5,651

Total Personnel Services	203,394

DECEMBER 28, 2020	OFFICIAL GAZETTE	1181
DEPARTMENT OF NATIONAL DEFENSE

Maintenance and Other Operating Expenses
Travelling Expenses	27,603
Training and Scholarship Expenses	16,500
Supplies and Materials Expenses	60,529
Utility Expenses	30,404
Communication Expenses	21,923
Confidential, Intelligence and Extraordinary Expenses
Confidential Expenses	23,000
Extraordinary and Miscellaneous Expenses	3,798
Intelligence Expenses	10,000
Professional Services	17,464
General Services	14,367
Repairs and Maintenance	33,517
Taxes, Insurance Premiums and Other Fees	2,080
Other Maintenance and Operating Expenses
Advertising Expenses	374
Printing and Publication Expenses	1,420
Representation Expenses	21,007
Rent/Lease Expenses	14,128
Subscription Expenses	760
Donations	100

Total Maintenance and Other Operating Expenses	298,974

Total Current Operating Expenditures	502,368

TOTAL NEW APPROPRIATIONS	502,368

B. GOVERNMENT ARSENAL

For general administration and support, and operations, as indicated hereunder	₱	1,337,823,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	78,105,000	₱	42,660,000		₱		₱	120,765,000
Operations		203,995,000		959,563,000			53,500,000		1,217,058,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		203,995,000		959,563,000			53,500,000		1,217,058,000

TOTAL NEW APPROPRIATIONS		₱282,100,000 ₱1,002,223,000				₱	53,500,000	₱	1,337,823,000

Special Provision(s)

1. Hospital Income. In addition to the amounts appropriated herein, all income generated from the operations of the Government Arsenal (GA) infirmary shall be deposited in an authorized government depository bank and used to augment the infirmary’s MOOE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized

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to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5, and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The GA shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of GA and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the GA’s website.

2. Authority to Barter and Sell Scrap Items. The Director of GA, upon approval of the Secretary of National Defense, may barter or sell scrap items in accordance with E.O. No. 888, s. 1983, as amended. The barter and sale of scrap items shall be subject to the COA rules on the disposal of government properties and sale through public auction. The items acquired from barter shall be recorded or booked-up as government property while proceeds from the sale shall accrue to the Revised AFP Modernization Act Trust Fund pursuant to Section 6 of R.A. No. 10349.

3. Reporting and Posting Requirements. The GA shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) GA’s website.

The GA shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	67,142,000	₱	42,660,000		₱		₱	109,802,000
Administration of Personnel Benefits		10,963,000							10,963,000

Sub-total, General Administration and Support		78,105,000		42,660,000					120,765,000

Operations
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand		203,995,000		959,563,000			53,500,000		1,217,058,000

SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM		203,995,000		959,563,000			53,500,000		1,217,058,000

Planning and development of arms manufacturing processes and procedures		10,457,000		4,739,000					15,196,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1183
DEPARTMENT OF NATIONAL DEFENSE

Manufacture, storage and security of small arms ammunition		193,538,000		954,824,000		53,500,000		1,201,862,000

Sub-total, Operations		203,995,000		959,563,000		53,500,000		1,217,058,000

TOTAL NEW APPROPRIATIONS	₱	282,100,000	₱	1,002,223,000	₱	53,500,000	₱	1,337,823,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	143,544

Total Permanent Positions	143,544

Other Compensation Common to All
Personnel Economic Relief Allowance	13,968
Representation Allowance	450
Transportation Allowance	450
Clothing and Uniform Allowance	3,492
Mid-Year Bonus - Civilian	11,961
Year End Bonus	11,961
Cash Gift	2,910
Productivity Enhancement Incentive	2,910
Step Increment	359

Total Other Compensation Common to All	48,461

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	300
Magna Carta for Science & Technology Personnel	68,793
Quarters Allowance	1,347
Night Shift Differential Pay	4,804

Total Other Compensation for Specific Groups	75,244

Other Benefits
PAG-IBIG Contributions	699
PhilHealth Contributions	1,845
Employees Compensation Insurance Premiums	699
Loyalty Award-Civilian	645
Terminal Leave	10,963

Total Other Benefits	14,851

Total Personnel Services	282,100

1184	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	6,937
Training and Scholarship Expenses	4,976
Supplies and Materials Expenses	860,005
Utility Expenses	38,324
Communication Expenses	1,885
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	125
Professional Services	4,822
General Services	49,275
Repairs and Maintenance	31,581
Taxes, Insurance Premiums and Other Fees	2,013
Other Maintenance and Operating Expenses
Advertising Expenses	336
Printing and Publication Expenses	72
Representation Expenses	681
Transportation and Delivery Expenses	1,012
Subscription Expenses	179

Total Maintenance and Other Operating Expenses	1,002,223

Total Current Operating Expenditures	1,284,323

Capital Outlays
Property, Plant and Equipment Outlay
Buildings and Other Structures	10,000
Machinery and Equipment Outlay	43,500

Total Capital Outlays	53,500

TOTAL NEW APPROPRIATIONS	1,337,823

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

For general administration and support, and operations, as indicated hereunder	₱	149,751,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	20,607,000	₱	41,699,000		₱	19,163,000	₱	81,469,000
Operations		21,391,000		44,891,000			2,000,000		68,282,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		9,811,000		5,347,000					15,158,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		11,580,000		39,544,000			2,000,000		53,124,000

TOTAL NEW APPROPRIATIONS	₱	41,998,000	₱	86,590,000		₱	21,163,000	₱	149,751,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1185
DEPARTMENT OF NATIONAL DEFENSE

Special Provision(s)

1. Reporting and Posting Requirements. The National Defense College of the Philippines (NDCP) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) NDCP’s website.

The NDCP shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance , and other offices where the submissions of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

2. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	17,145,000	₱	41,699,000		₱	19,163,000	₱	78,007,000
Administration of Personnel Benefits		3,462,000							3,462,000

Sub-total, General Administration and Support		20,607,000		41,699,000			19,163,000		81,469,000

Operations
Defense and Security Leaders’ Capacity Improved		21,391,000		44,891,000			2,000,000		68,282,000

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM		9,811,000		5,347,000					15,158,000

Conduct of national defense and strategic international studies		9,811,000		5,347,000					15,158,000
NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM		11,580,000		39,544,000			2,000,000		53,124,000

Conduct of graduate level and other courses of studies		11,580,000		39,544,000			2,000,000		53,124,000

Sub-total, Operations		21,391,000		44,891,000			2,000,000		68,282,000

TOTAL NEW APPROPRIATIONS	₱	41,998,000	₱	86,590,000		₱	21,163,000	₱	149,751,000

1186	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	24,391

Total Permanent Positions	24,391

Other Compensation Common to All
Personnel Economic Relief Allowance	1,320
Representation Allowance	348
Transportation Allowance	348
Clothing and Uniform Allowance	330
Honoraria	6,743
Mid-Year Bonus - Civilian	2,033
Year End Bonus	2,033
Cash Gift	275
Productivity Enhancement Incentive	275
Step Increment	61

Total Other Compensation Common to All	13,766

Other Compensation for Specific Group
Lump-sum for filling of Positions-Civilian	3,462

Total Other Compensation for Specific Groups	3,462

Other Benefits
PAG-IBIG Contributions	67
PhilHealth Contributions	245
Employees Compensation Insurance Premiums	67

Total Other Benefits	379

Total Personnel Services	41,998

Maintenance and Other Operating Expenses
Travelling Expenses	18,414
Training and Scholarship Expenses	2,577
Supplies and Materials Expenses	15,243
Utility Expenses	233
Communication Expenses	6,720
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	108
Professional Services	21,008
General Services	7,618
Repairs and Maintenance	1,610
Taxes, Insurance Premiums and Other Fees	3,953

DECEMBER 28, 2020	OFFICIAL GAZETTE	1187
DEPARTMENT OF NATIONAL DEFENSE

Other Maintenance and Operating Expenses
Printing and Publication Expenses	1,078
Representation Expenses	2,678
Rent/Lease Expenses	1,727
Membership Dues and Contributions to Organizations	5
Subscription Expenses	2,787
Other Maintenance and Operating Expenses	831

Total Maintenance and Other Operating Expenses	86,590

Total Current Operating Expenditures	128,588

Capital Outlay
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	20,163
Intangible Asset Outlay	1,000

Total Capital Outlays	21,163

TOTAL NEW APPROPRIATIONS	149,751

D. OFFICE OF CIVIL DEFENSE

For general administration and support, and operations, as indicated hereunder	₱	1,245,171,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	59,162,000	₱	52,600,000		₱	50,500,000	₱	162,262,000
Operations		231,489,000		738,123,000			113,297,000		1,082,909,000

CIVIL PROTECTION PROGRAM		231,489,000		738,123,000			113,297,000		1,082,909,000

TOTAL NEW APPROPRIATIONS	₱	290,651,000	₱	790,723,000		₱	163,797,000	₱	1,245,171,000

Special Provision(s)

1.    Quick Response Fund. The amount of Five Hundred Million Pesos (₱500,000,000) appropriated herein for the Quick Response Fund (QRF) shall serve as a stand-by fund to be used for the rehabilitation and relief programs and projects, including pre-positioning of goods, emergency response units, activation of Incident Command System (ICS), and other allied support items and equipment to immediately address impending impacts of extreme weather events or other natural hazards, in order that the situation and living conditions of people in communities or areas affected by natural or human-induced calamities, epidemics, crises, and catastrophes, which occurred in the last quarter of the immediately preceding year and those occurring during the current year may be normalized as quickly as possible.

In no case shall the QRF be used for pre-disaster activities, such as conduct of training, insurance of assets, and public information and information initiatives, or any other purpose not authorized in this Act.

(GENERAL OBSERVATION - President’s Veto Message, December 28, 2020, Volume I-B, page 854, R.A. No. 11518)

2.    Updating of Dam Discharge Protocols. The National Disaster Risk Reduction and Management Council (NDRRMC), through the Office of Civil Defense (OCD), shall coordinate with the National Irrigation Administration, National Power Corporation, Other Dam Operators, and Philippine Atmospheric, Geophysical, and Astronomical Services Administration, in the updating of the dam discharge protocols to ensure the consideration of climate risk scenarios and the effective provision of flood mitigation function of dams aside from irrigation and power generation.

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GENERAL APPROPRIATIONS ACT, FY 2021

The NDRRMC, through the OCD, shall institute a national dam safety program, that incorporates the updating of dam discharge protocols and the review of their structural integrity to ensure better management of dams, in light of the worsening disaster risk and climate change impact.

3.    Reporting and Posting Requirements. The Office of Civil Defense (OCD) shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    OCD’s website.

The OCD shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

4.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	55,969,000	₱	52,600,000		₱	50,500,000	₱	159,069,000
Administration of Personnel Benefits		3,193,000							3,193,000

Sub-total, General Administration and Support		59,162,000		52,600,000			50,500,000		162,262,000

Operations
Resiliency of communities to disasters improved		231,489,000		738,123,000			113,297,000		1,082,909,000

CIVIL PROTECTION PROGRAM		231,489,000		738,123,000			113,297,000		1,082,909,000

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM		115,797,000		35,884,000					151,681,000

Enhancement, Capacity Development and Mobilization for Civil Defense		115,797,000		35,884,000					151,681,000
DISASTER RISK REDUCTION AND MANAGEMENT SUB-PROGRAM		115,692,000		315,536,000					431,228,000

Empowering Sectors on DRRM for Resiliency		115,692,000		315,536,000					431,228,000

DISASTER MANAGEMENT OPERATIONS SUB - PROGRAM				386,703,000			113,297,000		500,000,000

Disaster Response Operation				386,703,000			113,297,000		500,000,000

Sub-total, Operations		231,489,000		738,123,000			113,297,000		1,082,909,000

TOTAL NEW APPROPRIATIONS	₱	290,651,000	₱	790,723,000		₱	163,797,000	₱	1,245,171,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1189
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	219,945

Total Permanent Positions	219,945

Other Compensation Common to All
Personnel Economic Relief Allowance	11,832
Representation Allowance	3,462
Transportation Allowance	3,462
Clothing and Uniform Allowance	2,958
Mid-Year Bonus - Civilian	18,329
Year End Bonus	18,329
Cash Gift	2,465
Productivity Enhancement Incentive	2,465
Step Increment	550

Total Other Compensation Common to All	63,852

Other Benefits
PAG-IBIG Contributions	592
PhilHealth Contributions	2,397
Employees Compensation Insurance Premiums	592
Loyalty Award-Civilian	80
Terminal Leave	3,193

Total Other Benefits	6,854

Total Personnel Services	290,651

Maintenance and Other Operating Expenses
Travelling Expenses	46,614
Training and Scholarship Expenses	188,425
Supplies and Materials Expenses	28,245
Utility Expenses	6,840
Communication Expenses	24,215
Awards/Rewards and Prizes	8,316
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	2,642
Professional Services	2,640
General Services	6,006
Repairs and Maintenance	10,249
Financial Assistance/Subsidy	386,703
Taxes, Insurance Premiums and Other Fees	3,380
Other Maintenance and Operating Expenses
Advertising Expenses	1,564
Printing and Publication Expenses	2,388

1190	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Representation Expenses	19,975
Transportation and Delivery Expenses	1,065
Rent/Lease Expenses	8,972
Subscription Expenses	946
Donations	75
Other Maintenance and Operating Expenses	41,463

Total Maintenance and Other Operating Expenses	790,723

Total Current Operating Expenditures	1,081,374

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	113,297
Furniture, Fixtures and Books Outlay	50,500

Total Capital Outlays	163,797

TOTAL NEW APPROPRIATIONS	1,245,171

E. PHILIPPINE VETERANS AFFAIRS OFFICE - PROPER

For general administration and support, and operations, as indicated hereunder	₱	842,427,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	48,977,000	₱	60,706,000		₱	26,997,000	₱	136,680,000
Operations		101,125,000		491,822,000			112,800,000		705,747,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		84,462,000		428,468,000			85,800,000		598,730,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		2,904,000		11,442,000					14,346,000
VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		13,759,000		51,912,000			27,000,000		92,671,000

TOTAL NEW APPROPRIATIONS	₱	150,102,000	₱	552,528,000		₱	139,797,000	₱	842,427,000

Special Provision(s)

1.    Revolving Fund for Military Shrine Installation and Facilities. The revolving fund constituted from the entrance fees and rentals from military shrine installation and facilities, and board and lodging shall be used to cover the MOOE and Capital Outlay requirements of said facilities. Disbursements shall be made in accordance with guidelines issued by DND and budgeting, accounting and auditing rules and regulations.

Disbursements or expenditures by the Philippine Veterans Affairs Office (PVAO) in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

2.    Reporting and Posting Requirements. The PVAO shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    PVAO’s website.

DECEMBER 28, 2020	OFFICIAL GAZETTE	1191
DEPARTMENT OF NATIONAL DEFENSE

The PVAO shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General Management and Supervision	₱	48,374,000	₱	60,706,000		₱	26,997,000	₱	136,077,000
Administration of Personnel Benefits		603,000							603,000

Sub-total, General Administration and Support		48,977,000		60,706,000			26,997,000		136,680,000

Operations
Filipino Veterans empowered		87,366,000		439,910,000			85,800,000		613,076,000

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM		84,462,000		428,468,000			85,800,000		598,730,000

Processing of veterans’ claims		68,832,000		32,819,000			85,800,000		187,451,000
Payment of veterans’ benefits				371,598,000					371,598,000
Investigation, verification of records, strengthening of internal control system and conduct of management and system audit		15,630,000		24,051,000					39,681,000
VETERANS AFFAIRS MANAGEMENT PROGRAM		2,904,000		11,442,000					14,346,000

Provide assistance in empowering of veterans organizations		2,904,000		11,442,000					14,346,000
Filipinos’ appreciation and gratitude for veterans’ service demonstrated		13,759,000		51,912,000			27,000,000		92,671,000

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM		13,759,000		51,912,000			27,000,000		92,671,000

Administration and management of national military shrines		12,211,000		44,687,000			27,000,000		83,898,000
Historical research and preservation		1,548,000		1,356,000					2,904,000
Celebration of veteran-related events				5,869,000					5,869,000

Sub-total, Operations		101,125,000		491,822,000			112,800,000		705,747,000

TOTAL NEW APPROPRIATIONS	₱	150,102,000	₱	552,528,000		₱	139,797,000	₱	842,427,000

1192	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	108,543

Total Permanent Positions	108,543

Other Compensation Common to All
Personnel Economic Relief Allowance	8,064
Representation Allowance	828
Transportation Allowance	828
Clothing and Uniform Allowance	2,016
Mid-Year Bonus - Civilian	9,045
Year End Bonus	9,045
Cash Gift	1,680
Productivity Enhancement Incentive	1,680
Step Increment	272

Total Other Compensation Common to All	33,458

Other Compensation for Specific Groups
Overseas Allowance	5,251

Total Other Compensation for Specific Groups	5,251

Other Benefits
PAG-IBIG Contributions	403
PhilHealth Contributions	1,291
Employees Compensation Insurance Premiums	403
Loyalty Award-Civilian	150
Terminal Leave	603

Total Other Benefits	2,850

Total Personnel Services	150,102

Maintenance and Other Operating Expenses
Travelling Expenses	5,685
Training and Scholarship Expenses	2,862
Supplies and Materials Expenses	32,617
Utility Expenses	15,636
Communication Expenses	18,814
Awards/Rewards/Prizes	900
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	380
Professional Services	20,631
General Services	42,623

DECEMBER 28, 2020	OFFICIAL GAZETTE	1193
DEPARTMENT OF NATIONAL DEFENSE

Repairs and Maintenance	19,711
Taxes, Insurance Premiums and Other Fees	794
Other Maintenance and Operating Expenses
Advertising Expenses	560
Printing and Publication Expenses	4,624
Representation Expenses	11,071
Transportation and Delivery Expenses	72
Rent/Lease Expenses	6,507
Subscription Expenses	2,438
Donations	366,598
Other Maintenance and Operating Expenses	5

Total Maintenance and Other Operating Expenses	552,528

Total Current Operating Expenditures	702,630

Capital Outlays
Property, Plant and Equipment Outlay
Building and Other Structures	65,800
Infrastructure Outlay	27,000
Machinery and Equipment Outlay	46,997

Total Capital Outlays	139,797

TOTAL NEW APPROPRIATIONS	842,427

F. VETERANS MEMORIAL MEDICAL CENTER

For general administration and support, and operations, as indicated hereunder	₱	1,978,461,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	153,416,000	₱	201,556,000		₱	12,920,000	₱	367,892,000
Operations		660,291,000		950,278,000					1,610,569,000

VETERAM HEALTH CARE PROGRAM		660,291,000		950,278,000					1,610,569,000

TOTAL NEW APPROPRIATIONS	₱	813,707,000	₱	1,151,834,000		₱	12,920,000	₱	1,978,461,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Veterans Memorial Medical Center (VMMC) shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

1194	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Likewise, all revenues derived from the VMMC golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the hospital’s MODE and Capital Outlay requirements.

In no case shall income from hospital and golf course operations be used for the payment of salaries and allowances of the hospital’s permanent and regular employees.

Disbursements or expenditures by the VMMC in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The VMMC shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Director of VMMC and the hospital’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the VMMC’s website.

2 Reporting and Posting Requirements. The VMMC shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) VMMC’s website.

The VMMC shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

3. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision		₱83,842,000	₱	201,556,000		₱	12,920,000		₱298,318,000
Administration of Personnel Benefits		69,574,000							69,574,000

Sub-total, General Administration and Support		153,416,000		201,556,000			12,920,000		367,892,000

Operations
Quality Health Care Services Provided to Veterans and their Dependents		660,291,000		950,278,000					1,610,569,000

VETERAN HEALTH CARE PROGRAM		660,291,000		950,278,000					1,610,569,000

In-Patient care		619,546,000		564,083,000					1,183,629,000
Out-Patient care		40,745,000		386,195,000					426,940,000

Sub-total, Operations		660,291,000		950,278,000					1,610,569,000

TOTAL NEW APPROPRIATIONS	₱	813,707,000	₱	1,151,834,000		₱	12,920,000	₱	1,978,461,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1195
DEPARTMENT OF NATIONAL DEFENSE

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	492,210

Total Permanent Positions	492,210

Other Compensation Common to All
Personnel Economic Relief Allowance	29,880
Representation Allowance	372
Transportation Allowance	372
Clothing and Uniform Allowance	7,476
Mid-Year Bonus - Civilian	41,017
Year End Bonus	41,017
Cash Gift	6,230
Productivity Enhancement Incentive	6,230
Step Increment	1,230

Total Other Compensation Common to All	133,824

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	106,178
Night Shift Differential Pay	2,532
Lump-sum for filling of Positions-Civilian	44,986

Total Other Compensation for Specific Groups	153,696

Other Benefits
PAG-IBIG Contributions	1,495
PhilHealth Contributions	5,391
Employees Compensation Insurance Premiums	1,495
Loyalty Award-Civilian	1,008
Terminal Leave	24,588

Total Other Benefits	33,977

Total Personnel Services	813,707

Maintenance and Other Operating Expenses
Travelling Expenses	165
Training and Scholarship Expenses	2,155
Supplies and Materials Expenses	974,562
Utility Expenses	105,846
Communication Expenses	1,207
Awards/Rewards and Prizes	300
Confidential, Intelligence and Extraordinary Expenses
Extraordinary and Miscellaneous Expenses	110

1196	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Professional Services	5,560
General Services	46,011
Repairs and Maintenance	4,138
Taxes, Insurance Premiums and Other Fees	732
Other Maintenance and Operating Expenses
Advertising Expenses	123
Representation Expenses	694
Rent/Lease Expenses	7,818
Membership Dues and Contributions to Organizations	30
Subscription Expenses	2,383

Total Maintenance and Other Operating Expenses	1,151,834

Total Current Operating Expenditures	1,965,541

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	12,920

Total Capital Outlays	12,920

TOTAL NEW APPROPRIATIONS	1,978,461

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

For general administration and support, and operations, as indicated hereunder	₱	97,625,021,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	6,385,642,000	₱	1,132,667,000		₱		₱	7,518,309,000
Operations		72,787,506,000		14,655,124,000			2,664,082,000		90,106,712,000

LAND FORCES DEFENSE PROGRAM		72,787,506,000		14,655,124,000			2,664,082,000		90,106,712,000

TOTAL NEW APPROPRIATION	₱	79,173,148,000	₱	15,787,791,000		₱	2,664,082,000	₱	97,625,021,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Fort Bonifacio General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospitals for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

DECEMBER 28, 2020	OFFICIAL GAZETTE	1197
DEPARTMENT OF NATIONAL DEFENSE

Likewise, all revenues derived from the Philippine Army golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MODE and Capital Outlay requirements of PA Hospital and other PA treatment facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Army shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Army and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Army’s website. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, pages 845-846, R.A. No. 11518)

2.    Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Army shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3.    Compensation and Separation Benefits of the Citizen Armed Forces Geographical Units. The amount of Three Billion Eight Hundred Twenty Nine Million One Hundred Six Thousand Pesos (₱3,829,106,000) shall be used for the payment of compensation of Citizen Armed Forces Geographical Unit (CAFGU) members and separation benefits, not exceeding one (1) year subsistence allowance in accordance with the IRR of E.O. No. 264, s. 1987 and DND Circular No. 4 dated October 27, 2005.

4.    Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company of the Philippine Army may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

5.    Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Army.

6.    Rice Subsidy. The amount of Eight Hundred Thirteen Million Five Hundred Nine Thousand Pesos (₱813,509,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month in the form of financial assistance to the military personnel of the Philippine Army.

7.    Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Army shall be used exclusively for said purposes.

8.    Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Army in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Army upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

9.    Reporting and Posting Requirements. The Philippine Army shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a)    URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b)    Philippine Army’s website.

The Philippine Army shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

10.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	4,767,757,000	₱	1,132,667,000		₱	₱	5,900,424,000

1198	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Administration of Personnel Benefits		1,617,885,000						1,617,885,000

Sub-total, General Administration and Support		6,385,642,000		1,132,667,000				7,518,309,000

Operations
Level of mission capability of army units in ground operations attained		72,787,506,000		14,655,124,000		2,664,082,000		90,106,712,000

LAND FORCES DEFENSE PROGRAM		72,787,506,000		14,655,124,000		2,664,082,000		90,106,712,000

Force-Level Support Services		3,062,679,000		654,328,000		54,495,000		3,771,502,000
Force Development				1,168,246,000				1,168,246,000
Force Sustainment		69,724,827,000		12,832,550,000		2,609,587,000		85,166,964,000

Sub-total, Operations		72,787,506,000		14,655,124,000		2,664,082,000		90,106,712,000

TOTAL NEW APPROPRIATIONS	₱	79,173,148,000	₱	15,787,791,000	₱	2,664,082,000	₱	97,625,021,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	374,084

Total Permanent Positions	374,084

Other Compensation Common to All
Personnel Economic Relief Allowance	34,008
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	8,502
Honoraria	106
Mid-Year Bonus - Civilian	31,174
Year End Bonus	31,174
Cash Gift	7,085
Productivity Enhancement Incentive	7,085
Step Increment	935

Total Other Compensation Common to All	120,429

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	34,767
Longevity Pay	4,896
Lump-sum for filling of Positions-Civilian	15,044

Total Other Compensation for Specific Groups	54,707

DECEMBER 28, 2020	OFFICIAL GAZETTE	1199
DEPARTMENT OF NATIONAL DEFENSE

Other Benefits
PAG-IBIG Contributions	1,700
PhilHealth Contributions	4,986
Employees Compensation Insurance Premiums	1,700
Terminal Leave	7,619

Total Other Benefits	16,005

Military/Uniformed Personnel
Basic Pay
Base Pay	39,652,286

Total Basic Pay	39,652,286

Other Compensation Common to All
Personnel Economic Relief Allowance	2,476,272
Clothing/ Uniform Allowance	912,140
Subsistence Allowance	9,478,102
Laundry Allowance	40,104
Quarters Allowance	501,868
Longevity Pay	8,837,801
Mid-Year Bonus - Military/Uniformed Personnel	3,304,356
Year-end Bonus	3,304,356
Cash Gift	515,890
Productivity Enhancement Incentive	515,890

Total Other Compensation Common to All	29,886,779

Other Compensation for Specific Groups
Hazardous Duty Pay	1,509,037
Flying Pay	30,038
Hazard Duty Pay	668,594
Combat Duty Pay	3,043,008
Instructor’s Duty Pay	323,933
Reservist’s Pay	382 241
Medal of Valor Award	20,700
Parachutist Pay	310,901
Lump-sum for filling of Positions- Hilitary/Uniformed Personnel	400,000

Total Other Compensation for Specific Groups	6,688,452

Other Benefits
Special Group Term Insurance	7,429
PAG-IBIG Contributions	123,813
PhilHealth Contributions	530,129
Employees Compensation Insurance Premiums	123,813
Terminal Leave	1,595,222

Total Other Benefits	2,380,406

Total Personnel Services	79,173,148

1200	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Maintenance and Other Operating Expenses
Travelling Expenses	341,901
Training and Scholarship Expenses	384,776
Supplies and Materials Expenses	7,946,501
Utility Expenses	594,660
Communication Expenses	133,785
Awards/Rewards and Prizes	1,277
Survey, Research, Exploration and Development Expenses	5,233
Demolition/Relocation and Desilting/Dredging Expenses	1,053
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	444,000
Professional Services	76,710
General Services	7,726
Repairs and Maintenance	2,600,803
Financial Assistance/Subsidy	2,495,021
Taxes, Insurance Premiums and Other Fees	57,099
Labor and Wages	63,271
Other Maintenance and Operating Expenses
Advertising Expenses	1,643
Printing and Publication Expenses	17,942
Representation Expenses	463,695
Transportation and Delivery Expenses	78,797
Rent/Lease Expenses	22,959
Membership Dues and Contributions to Organizations	225
Subscription Expenses	19,870
Other Maintenance and Operating Expenses	28,844

Total Maintenance and Other Operating Expenses	15,787,791

Total Current Operating Expenditures	94,960,939

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	153,265
Buildings and Other Structures	288,702
Machinery and Equipment Outlay	1,121,223
Transportation Equipment Outlay	1,099,900
Furnitures, Fixtures and Books Outlay	992

Total Capital Outlays	2,664,082

TOTAL NEW APPROPRIATIONS	97,625,021

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

For general administration and support, and operation, as indicated hereunder	₱	30,203,663,000

New Appropriations, by Program

Current Operating Expenditures
Personnel Services	Maintenance and Other Operating Expenses	Financial Expenses	Capital Outlays	Total

DECEMBER 28, 2020	OFFICIAL GAZETTE	1201

PROGRAMS
General Administration and Support	₱	849,759,000	₱	550,751,000	₱		₱	1,400,510,000
Operations		14,250,745,000		14,347,985,000		204,423,000		28,803,153,000

AIR FORCES DEFENSE PROGRAM		14,250,745,000		14,347,985,000		204,423,000		28,803,153,000

TOTAL NEW APPROPRIATIONS	₱	15,100,504,000	₱	14,898,736,000	₱	204,423,000	₱	30,203,663,000

Special Provision(s)

1. Hospital Income and Other Revenues From Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Air Force General Hospital shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the PAF golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MODE and Capital Outlay requirements of PAF Hospital and other PAF treatment facilities.

In no case shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80. Chapter 7. Book VI of E.O. No. 292, s. 1987 and to appropriate criminal action under existing penal laws.

The Philippine Air Force shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Commanding General of the Philippine Air Force and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Air Force’s website.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, pages 845-846, R.A. No. 11518)

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Air Force shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each Philippine Air Force squadron may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Air Force.

5. Rice Subsidy. The amount of One Hundred Forty Eight Million Seven Hundred Fifty Four Thousand Pesos (₱148,754,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Air Force.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Air Force shall be used exclusively for said purposes.

7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Air Force in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Air Force upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

8. Reporting and Posting Requirements. The Philippine Air Force shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to the BTMS; and

(b) Philippine Air Force’s website.

The Philippine Air Force shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

1202	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	617,829,000	₱	550,751,000		₱		₱	1,168,580,000
Administration of Personnel Benefits		231,930,000							231,930,000

Sub-total, General Administration and Support		849,759,000		550,751,000					1,400,510,000

Operations
Level of mission capability of Air Force Units in air operations attained		14,250,745,000		14,347,985,000			204,423,000		28,803,153,000

AIR FORCES DEFENSE PROGRAM		14,250,745,000		14,347,985,000			204,423,000		28,803,153,000

Force-Level Support Services		2,836,182,000		289,350,000					3,125,532,000
Force Development		6,311,229,000		8,764,258,000			34,189,000		15,109,676,000
Force Sustainment		5,103,334,000		5,294,377,000			170,234,000		10,567,945,000

Sub-total, Operations		14,250,745,000		14,347,985,000			204,423,000		28,803,153,000

TOTAL NEW APPROPRIATIONS	₱	15,100,504,000		₱14,898,736,000		₱	204,423,000		₱30,203,663,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	314,136

Total Permanent Positions	314,136

Other Compensation Common to All

Personnel Economic Relief Allowance	28,992
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	7,248
Mid-Year Bonus - Civilian	26,178
Year End Bonus	26,178

DECEMBER 28, 2020	OFFICIAL GAZETTE	1203

Cash Gift	6,040
Productivity Enhancement Incentive	6,040
Step Increment	786

Total Other Compensation Common to All	101,822

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	30,066
Longevity Pay	3,908
Lump-sum for filling of Positions-Civilian	31,128

Total Other Compensation for Specific Groups	65,102

Other Benefits
PAG-IBIG Contributions	1,450
PhilHealth Contributions	4,114
Employees Compensation Insurance Premiums	1,450
Loyalty Award-Civilian	1,065
Terminal Leave	9,984

Total Other Benefits	18,063

Military/Uniformed Personnel
Basic Pay
Base Pay	7,806,971

Total Basic Pay	7,806,971

Other Compensation Common to All
Personnel Economic Relief Allowance	451,224
Clothing/ Uniform Allowance	250,285
Subsistence Allowance	1,029,355
Laundry Allowance	7,664
Quarters Allowance	104,551
Longevity Pay	1,505,889
Mid-Year Bonus - Military/Uniformed Personnel	650,581
Year-end Bonus	650,581
Cash Gift	94,005
Productivity Enhancement Incentive	94,005

Total Other Compensation Common to All	4,838,140

Other Compensation for Specific Groups
Hazardous Duty Pay	260,976
Flying Pay	724,738
Hazard Duty Pay	121,830
Hardship Allowance	23,113
Combat Duty Pay	311,364
Instructor’s Duty Pay	69,854
Reservist’s Pay	60,163
Medal of Valor Award	1,800
Specialist’s Pay	2,603

1204	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Parachutist Pay	6,651
Lump-sum for filling of Positions-Military/Uniformed Personnel (MUP)	1,061

Total Other Compensation for Specific Groups	1,584,153

Other Benefits
Special Group Term Insurance	1,174
PAG-IBIG Contributions	22,561
PhilHealth Contributions	136,064
Employees Compensation Insurance Premiums	22,561
Terminal leave	189,757

Total Other Benefits	372,117

Total Personnel Services	15,100,504

Maintenance and Other Operating Expenses
Traveling Expenses	292,274
Training and Scholarship Expenses	92,900
Supplies and Materials Expenses	3,993,056
Utility Expenses	402,689
Communication Expenses	53,898
Awards/Rewards and Prizes	1,550
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	17,000
Professional Services	11,145
General Services	4,785
Repairs and Maintenance	9,418,938
Financial Assistance/Subsidy	148,754
Taxes, Insurance Premiums and Other Fees	22,363
Other Maintenance and Operating Expenses
Advertising Expenses	2,270
Printing and Publication Expenses	2,994
Representation Expenses	305,404
Transportation and Delivery Expenses	9,783
Rent/Lease Expenses	4,231
Membership Dues and Contributions to Organizations	87
Subscription Expenses	113,015
Donations	1,600

Total Maintenance and Other Operating Expenses	14,898,736

Total Current Operating Expenditures	29,999,240

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay	47,530
Transportation Equipment Outlay	156,893

Total Capital Outlays	204,423

TOTAL NEW APPROPRIATIONS	30,203,663

DECEMBER 28, 2020	OFFICIAL GAZETTE	1205

G.3. PHILIPPINE NAVY (NAVAL FORCES)

For general administration and support, and operations, including locally funded project(s), as indicated hereunder	₱	31,552,115,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	2,365,424,000	₱	800,356,000		₱		₱	3,165,780,000
Operations		17,650,533,000		8,818,298,000			1,917,504,000		28,386,335,000

NAVAL FORCES DEFENSE PROGRAM		17,650,533,000		8,818,298,000			1,917,504,000		28,386,335,000

TOTAL NEW APPROPRIATIONS	₱	20,015,957,000	₱	9,618,654,000		₱	1,917,504,000	₱	31,552,115,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the Philippine Navy General Hospital shall be deposited in an authorized government depository bank and used to augment the hospitals MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services: and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the PN golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MODE and Capital Outlay requirements of PN Hospital and other PN treatment facilities.

In no case, shall said amount be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall he void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The Philippine Navy shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The Flag-Officer-In-Command of the Philippine Navy and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the Philippine Navy’s website.

(CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, page 845-846, R.A. No. 11518)

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the Philippine Navy shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said amount shall be deposited with the Rational Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the Philippine Navy may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

4. Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the Philippine Navy.

5. Rice Subsidy. The amount of One Hundred Ninety One Million ninety Two Thousand Pesos (₱191,092,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the Philippine Navy.

6. Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the Philippine Navy shall be used exclusively for said purposes.

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7. Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the Philippine Navy in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the Philippine Navy upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

8. Reporting and Posting Requirements. The Philippine Navy shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS or other electronic means for reports not covered by the URS until such tine that all agencies have fully migrated to the BTMS; and

(b) Philippine Navy’s website.

The Philippine Navy shall send written notice when said reports have been submitted or posted on its website to the DBM, House of Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where the submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

9. Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays		Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,593,833,000	₱	800,356,000		₱		₱	2,394,189,000
National Capital Region (NCR)		1,593,833,000		800,356,000					2,394,189,000

Philippine Navy		1,593,833,000		800,356,000					2,394,189,000
Administration of Personnel Benefits		771,591,000							771,591,000

National Capital Region (NCR)		771,591,000							771,591,000

Philippine Marine Corps		98,407,000							98,407,000
Philippine Navy		673,184,000							673,184,000

Sub-total, General Administration and Support		2,365,424,000		800,356,000					3,165,780,000

Operations
Level of mission capability of navy units in naval operations attained		17,650,533,000		8,818,298,000			1,917,504,000		28,386,335,000

NAVAL FORCES DEFENSE PROGRAM		17,650,533,000		8,818,298,000			1,917,504,000		28,386,335,000

Force-level Support Services		4,831,254,000		1,842,943,000			700,553,000		7,374,750,000

National Capital Region (NCR)		4,831,254,000		1,842,943,000			700,553,000		7,374,750,000

Philippine Navy		4,831,254,000		1,842,943,000			700,553,000		7,374,750,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1207

Force Development		11,879,009,000		6,205,594,000		900,154,000		18,984,757,000

National Capital Region (NCR)		11,879,009,000		6,205,594,000		900,154,000		18,984,757,000

Philippine Marine Corps		7,247,886,000		1,203,734,000		46,805,000		8,498,425,000
Philippine Navy		4,631,123,000		5,001,860,000		853,349,000		10,486,332,000
Force Sustainment		940,270,000		686,558,000				1,626,828,000

National Capital Region (NCR)		940,270,000		686,558,000				1,626,828,000

Philippine Navy		940,270,000		686,558,000				1,626,828,000
Project(s)
Locally-Funded Project(s)				83,203,000		316,797,000		400,000,000

1. Operational and Maintenance Requirements of the Newly-Acquired Rizal Class Frigates				83,203,000		16,797,000		100,000,000
2. Construction of Forward Operation and Maintenance Base for Multi-purpose Attack Craft						100,000,000		100,000,000
3. Procurement of 5.56 mm Squad Automatic Weapon (SAW) for Philippine Marine Corps (PMC)						100,000,000		100,000,000
4. Procurement of Night Fighting System of Philippine Marine Corps (PMC)						100,000,000		100,000,000

Sub-total, Operations		17,650,533,000		8,818,298,000		1,917,504,000		28,386,335,000

TOTAL NEW APPROPRIATIONS	₱	20,015,957,000	₱	9,618,654,000	₱	1,917,504,000	₱	31,552,115,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	254,982

Total Permanent Positions	254,982

Other Compensation Common to All
Personnel Economic Relief Allowance	23,016
Representation Allowance	180
Transportation Allowance	180
Clothing and Uniform Allowance	5,754
Mid-Year Bonus - Civilian	21,249
Year End Bonus	21,249

1208	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Cash Gift	4,795
Productivity Enhancement Incentive	4,795
Step Increment	638

Total Other Compensation Common to All	81,856

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	16,225
Longevity Pay	4,229
Lump-sum for filling of Positions-Civilian	11,936

Total Other Compensation for Specific Groups	32,390

Other Benefits
PAG-IBIG Contributions	1,151
PhilHealth Contributions	3,343
Employees Compensation Insurance Premiums	1,151
Loyalty Award-Civilian	255
Terminal Leave	5,185

Total Other Benefits	11,085

Military/Uniformed Personnel
Basic Pay
Base Pay	9,958,148

Total Basic Pay	9,958,148

Other Compensation Common to All
Personnel Economic Relief Allowance	584,784
Clothing/ Uniform Allowance	194,412
Subsistence Allowance	1,334,038
Laundry Allowance	9,737
Quarters Allowance	131,458
Longevity Pay	2,300,220
Mid-Year Bonus - Military/Uniformed Personnel	829,646
Year-end Bonus	829,646
Cash Gift	122,410
Productivity Enhancement Incentive	122,410

Total Other Compensation Common to All	6,458,761

Other Compensation for Specific Groups
Hazardous Duty Pay	546,005
Flying Pay	147,144
Overseas Allowance	15,964
Sea Duty Pay	537,793
Hazard Duty Pay	157,892
Hardship Allowance	294,101
Combat Duty Pay	346,680
Instructor’s Duty Pay	101,511
Reservist’s Pay	39,677
Medal of Valor Award	6,300
Specialist’s Pay	305

DECEMBER 28, 2020	OFFICIAL GAZETTE	1209

Parachutist Pay		36,391
Lump-sum for filling of Positions - Military/Uniformed Personnel (MUP)		469,216

Total Other Compensation for Specific Groups		2,698,979

Other Benefits
Special Group Term Insurance		1,754
PAG-IBIG Contributions		29,240
PhilHealth Contributions		174,268
Employees Compensation Insurance Premiums		29,240
Terminal Leave		285,254

Total Other Benefits		519,756

Total Personnel Services		20,015,957

Maintenance and Other Operating Expenses
Travelling Expenses		187,064
Training and Scholarship Expenses		237,790
Supplies and Materials Expenses		4,326,742
Utility Expenses		513,687
Communication Expenses		176,242
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	•	39,749
Professional Services		29,591
General Services		19,097
Repairs and Maintenance		3,314,743
Financial Assistance/Subsidy		191,092
Taxes, Insurance Premiums and Other Fees		55,777
Other Maintenance and Operating Expenses
Printing and Publication Expenses		17,089
Representation Expenses		244,770
Transportation and Delivery Expenses		5,455
Rent/Lease Expenses		25,780
Subscription Expenses		7,408
Other Maintenance and Operating Expenses		226,578

Total Maintenance and Other Operating Expenses		9,618,654

Total Current Operating Expenditures		29,634,611

Capital Outlays
Property, Plant and Equipment Outlay
Machinery and Equipment Outlay		394,386
Transportation Equipment Outlay		1,422,321
Infrastructure Outlay		100,000
Furnitures, Fixtures and Books Outlay		797

Total Capital Outlays		1,917,504

TOTAL NEW APPROPRIATIONS		31,552,115

1210	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUs)

For general administration and support, and operations, including locally-funded project(s), as indicated hereunder	₱	40,034,378,000

New Appropriations, by Program

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
PROGRAMS
General Administration and Support	₱	3,644,456,000	₱	415,329,000	₱		₱		₱	4,059,785,000
Operations		2,801,337,000		5,713,645,000		19,000		27,459,592,000		35,974,593,000

JOINT FORCE PLANNING PROGRAM		398,702,000		492,446,000		19,000				891,167,000
JOINT FORCE OPERATIONS PROGRAM		722,868,000		3,706,538,000				147,510,000		4,576,916,000
JOINT FORCE CAPABILITY PROGRAM		1,679,767,000		1,514,661,000				27,312,082,000		30,506,510,000

TOTAL NEW APPROPRIATIONS	₱	6,445,793,000	₱	6,128,974,000	₱	19,000	₱	27,459,592,000	₱	40,034,378,000

Special Provision(s)

1. Hospital Income and Other Revenues from Golf Course Operations. In addition to the amounts appropriated herein, all income generated from the operations of the AFP Medical Center shall be deposited in an authorized government depository bank and used to augment the hospital’s MODE and Capital Outlay requirements, subject to the following conditions: (i) at least twenty-five percent (25%) of said income shall be utilized to purchase and upgrade hospital equipment used directly in the delivery of health services; and (ii) income sourced from PhilHealth reimbursements from availment of medical services shall be used exclusively by said hospital for the improvement of its facilities, and the replenishment of drugs, medicines and vaccines, including medical and dental supplies used in government health care facilities.

Likewise, all revenues derived from the Camp Aguinaldo golf club membership dues, green fees, concession fees, and such other income from business-related operations of the golf course shall be deposited in an authorized government depository bank and shall be used to cover the expenses incurred in its operations. Any excess income from the operations of the golf course may be used to augment the MODE and Capital Outlay requirements of AFP Medical Center and other GHQ treatment facilities.

In no case shall said income be used for the payment of salaries, allowances and other benefits.

Disbursements or expenditures by the hospital in violation of the above requirements shall be void and shall subject the erring officials and employees to disciplinary actions in accordance with Section 43, Chapter 5 and Section 80, Chapter 7, Book VI of E.O. No. 292, s. 1987, and to appropriate criminal action under existing penal laws.

The General Headquarters of the AFP shall prepare and submit to the DBM not later than November 15 of the preceding year, the annual operating budget for the current year covering said income and the corresponding expenditures. Likewise, it shall submit to the DBM not later than March 1 of the current year its audited financial statement for the immediately preceding year. The AFP Chief of Staff and the Agency’s web administrator or his/her equivalent shall be responsible for ensuring that the foregoing documents are likewise posted on the AFP’s website. (CONDITIONAL IMPLEMENTATION - President’s Veto Message, December 28, 2020, Volume I-B, pages 845-846, R.A. No. 11518)

2. Trust Receipts from the Use of Equipment and Facilities. Fees and charges from the use of equipment and facilities collected by the AFP shall be used to augment its operating requirements in accordance with Section 1 of E.O. No. 1002, s. 1985. Said fees and charges shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338, s. 1996.

3. Trust Receipts from Firearms License Fees. Thirty percent (30%) net proceeds of the firearms license fees collected by the PNP shall be used for the scholarship privileges to surviving children of deceased or permanently incapacitated military personnel in accordance with R.A. No. 6963. Said fees shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

4. Trust Receipts for the United Nations Peacekeeping Operations. The funds provided by the United Nations for the peacekeeping operations shall be used to cover the allowance, uniform, gear and equipment, weaponry and training ammunition, pre-deployment expenses, and maintenance of the Peacekeeping Training Center subject to the condition that said funds shall first be used to reimburse any advances made by the National Government to fund the foregoing requirements. Said funds shall be deposited with the National Treasury and recorded as trust receipts in accordance with E.O. No. 338.

DECEMBER 28, 2020	OFFICIAL GAZETTE	1211

5.    Revised Armed Forces of the Philippines Modernization Program. The amount of Twenty Seven Billion Pesos (₱27,000,000,000) appropriated herein for the Revised AFP Modernization Program shall be used exclusively to support the funding requirements for the modernization projects in accordance with R.A. No. 10349.

The allotment for the purpose shall be issued only upon submission by the DND of the recommendation by the appropriate bids and awards committee for the award of contracts for the modernization projects.

6.    Intelligence and Confidential Funds. No appropriations authorized under the AFP as intelligence fund shall be released or disbursed for intelligence activities, including amounts sourced from savings, unless approved by the President of the Philippines.

The use of savings to augment intelligence funds is subject to prior approval of the President of the Philippines, upon joint recommendation by the Secretary of National Defense and the Secretary of Budget and Management.

Confidential funds authorized under the AFP shall be released or disbursed only upon approval of the Secretary of National Defense.

Implementation of this provision shall be subject to COA-DBM-DILG-GCG-DND J.C. No. 2015-01 dated January 8, 2015 and such other guidelines issued by agencies concerned.

7.    Bilateral Engagements. The amounts appropriated for bilateral engagements shall be administered by the General Headquarters of the AFP. Any materiel, supplies, equipment, facilities and other property received by the General Headquarters in connection with the activities undertaken pursuant to said bilateral engagements shall be booked-up as government property.

8.    Combat Expenses. An amount not exceeding Two Hundred Thousand Pesos (₱200,000) per quarter for each company or its equivalent in the General Headquarters of the AFP may be utilized by its tactical units for incidental and necessary expenses during operational exigencies. Such amount, chargeable against MODE for combat expenses, shall be treated as cash advance subject to disbursement and liquidation in accordance with COA Circular Nos. 97-002 and 2004-006 dated February 10, 1997 and September 9, 2004, respectively.

9.    Restriction on Use of Funds Allotted for Petroleum, Oil and Lubricants. The amounts appropriated herein for the purchase or acquisition of petroleum, oil and lubricants for the General Headquarters of the AFP shall be used exclusively for said purposes.

10.    Restriction on Armed Forces of the Philippines Expenditures. No amount appropriated herein shall be used to fund expenditures of military personnel in excess of those authorized and required based on the actual troop strength of the General Headquarters of the AFP.

11.    Reimbursement of Expenses Incurred in Anti-Smuggling and Economic Subversion Operations. Expenses incurred by the General Headquarters of the AFP in anti-smuggling, economic subversion or similar operations may be reimbursed out of the proceeds from the sale of items seized or confiscated by the AFP upon recommendation of the Secretary of National Defense and approval by the President of the Philippines, subject to the submission of a Special Budget pursuant to Section 35, Chapter 5, Book VI of E.O. No. 292 and budgeting, accounting and auditing rules and regulations.

12.    Rice Subsidy. The amount of Thirteen Million Seven Hundred Fifty Five Thousand Pesos (₱13,755,000) appropriated herein shall be used for the provision of rice subsidy, equivalent to twenty (20) kilos of rice a month, in the form of financial assistance to the military personnel of the General Headquarters of the AFP.

13.    Reporting and Posting Requirements. The AFP shall submit quarterly reports on its financial and physical accomplishments, within thirty (30) days after the end of every quarter, through the following:

(a) URS	or other electronic means for reports not covered by the URS until such time that all agencies have fully migrated to BTMS; and

(b) AFP’s	website.

The AFP shall send written notice when said reports have been submitted or posted on its website to the DBM, House Representatives, Senate of the Philippines, House Committee on Appropriations, Senate Committee on Finance, and other offices where submission of reports is required under existing laws, rules and regulations. The date of notice to said agencies shall be considered the date of compliance with this requirement.

14.    Appropriations for Activities or Projects. The amounts appropriated herein shall be used specifically for the following activities or projects in the indicated amounts and conditions:

New Appropriations, by Programs/Activities/Projects

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses	Capital Outlays	Total
PROGRAMS
General Administration and Support
General management and supervision	₱	1,703,551,000	₱	415,329,000	₱	₱	₱	2,118,880,000

National Capital Region (NCR)		1,703,551,000		415,329,000				2,118,880,000

General Headquarters - Proper		1,703,551,000		415,329,000				2,118,880,000

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Administration of Personnel Benefits	1,940,905,000				1,940,905,000

National Capital Region (NCR)	1,924,117,000				1,924,117,000

Armed Forces of the Philippines Medical Center	158,422,000				158,422,000
General Headquarters - Proper	1,755,717,000				1,755,717,000
Presidential Security Group	9,978,000				9,978,000
Cordillerra Administrative Region (CAR)	16,788,000				16,788,000

Philippine Military Academy	16,788,000				16,788,000

Sub-total, General Administration and Support	3,644,456,000	415,329,000			4,059,785,000

Operations
Sovereignty of the State and the Filipino people protected	2,801,337,000	5,713,645,000	19,000	27,459,592,000	35,974,593,000

JOINT FORCE PLANNING PROGRAM	398,702,000	492,446,000	19,000		891,167,000

Military policy and strategic formulation	398,702,000	492,446,000	19,000		891,167,000

National Capital Region (NCR)	398,702,000	492,446,000	19,000		891,167,000

General Headquarters - Proper	398,702,000	492,446,000	19,000		891,167,000
JOINT FORCE OPERATIONS PROGRAM	722,868,000	3,706,538,000		147,510,000	4,576,916,000

JOINT FORCE OPERATIONS SUB-PROGRAM		672,549,000		5,510,000	678,059,000

Joint force combatant command		471,093,000			471,093,000

National Capital Region (NCR)		471,093,000			471,093,000

General Headquarters - Proper		471,093,000			471,093,000
Multinational/Foreign Engagements and Peace Support Operations		201,456,000		5,510,000	206,966,000

National Capital Region (NCR)		201,456,000		5,510,000	206,966,006

General Headquarters - Proper		201,456,000		5,510,000	206,966,000
JOINT FORCE SUPPORT OPERATIONS SUB-PROGRAM	722,868,000	3,033,989,000		142,000,000	3,898,857,000

Presidential Security and Protection (Presidential Security Group)	174,775,000	337,356,000			512,131,000

National Capital Region (NCR)	174,775,000	337,356,000			512,131,000

Presidential Security Group	174,775,000	337,356,000			512,131,000

DECEMBER 28, 2020	OFFICIAL GAZETTE	1213

Joint force support command	548,093,000	2,696,633,000	142,800,000	3,386,726,000

National Capital Region (NCR)	548,093,000	2,696,633,000	142,000,000	3,386,726,000

General Headquarters - Proper	548,093,000	2,696,633,000	142,000,000	3,386,726,000
JOINT FORCE CAPABILITY PROGRAM	1,679,767,000	1,514,661,000	27,312,082,000	30,506,510,000

JOINT FORCE SERVICE SUPPORT OPERATIONS SUB-PROGRAM	47,933,000	226,941,000		274,874,000

Joint Force Support Units	45,820,000	92,903,000		138,723,000

National Capital Region (NCR)	45,820,000	92,903,000		138,723,000

General Headquarters - Proper	45,820,000	92,903,000		138,723,000
Reserve Force Development	2,113,000	11,147,000		13,260,000

National Capital Region (NCR)	2,113,000	11,147,000		13,260,000

General Headquarters - Proper	2,113,000	11,147,000		13,260,000
Ordnance Build-up/Strategic lift and mobility		122,891,000		122,891,000

National Capital Region (NCR)		122,891,000		122,891,000

General Headquarters - Proper		122,891,000		122,891,000
MILITARY MEDICAL AND TRAINING SUPPORT SUB-PROGRAM	1,631,834,000	1,287,720,000	312,082,000	3,231,636,000

Tertiary Health Care (AFP Medical Center)	545,331,000	1,039,153,000		1,584,484,000

National Capital Region (NCR)	545,331,000	1,039,153,000		1,584,484,000

Armed Forces of the Philippines Medical Center	545,331,000	1,039,153,000		1,584,484,000
Post-Commission training program	4,262,000	31,259,000		35,521,000

National Capital Region (NCR)	4,262,000	31,259,000		35,521,000

General Headquarters - Proper	4,262,000	31,259,000		35,521,000
Pre-Commission Officer Training (Philippine Military Academy)	1,082,241,000	215,708,000	176,973,000	1,474,922,000

Cordillera Administrative Region (CAR)	1,082,241,000	215,708,000	176,973,000	1,474,922,000

Philippine Military Academy	1,082,241,000	215,708,000	176,973,000	1,474,922,000

1214	OFFICIAL GAZETTE	VOL. 116, NO. 52
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Projects
Locally-Funded Project(s)				1,600,000				135,109,000		136,709,000

Rehabilitation/Repiping of the Water System, Philippine Military Academy (PMA)				1,600,000				58,400,000		60,000,000
Procurement of Eight (8) Fifty-Seater buses for the Cadet Corps Armed Forces of the Philippines (CCAFP), Philippine Military Academy								73,000,000		73,000,000
Purchase of Equipment, Department of Mental Health and Behavioral Science (DMHBS), AFP Medical Center, Quezon City								3,709,000		3,709,000
AFP MODERNIZATION SUB-PROGRAM								27,000,000,000		27,000,000,000

Projects
Locally-Funded Project(s)								27,000,000,000		27,000,000,000

Revised AFP Modernization Program								27,000,000,000		27,000,000,000

National Capital Region (NCR)								27,000,000,000		27,000,000,000

General Headquarters - Proper								27,000,000,000		27,000,000,000

Sub-total, Operations		2,801,337,000		5,713,645,000		19,000		27,459,592,000		35,974,593,000

TOTAL NEW APPROPRIATIONS	₱	6,445,793,000	₱	6,128,974,000	₱	19,000	₱	27,459,592,000	₱	40,034,378,000

New Appropriations, by Object of Expenditures

(In Thousand Pesos)

Current Operating Expenditures
Personnel Services
Civilian Personnel
Permanent Positions
Basic Salary	800,497

Total Permanent Positions	800,497

Other Compensation Common to All
Personnel Economic Relief Allowance	69,360
Representation Allowance	480
Transportation Allowance	480
Clothing and Uniform Allowance	17,340
Mid-Year Bonus - Civilian	66,707
Year End Bonus	66,707

DECEMBER 28, 2020	OFFICIAL GAZETTE	1215

Cash Gift	14,450
Productivity Enhancement Incentive	14,450
Step Increment	2,001

Total Other Compensation Common to All	251,975

Other Compensation for Specific Groups
Magna Carta for Public Health Workers	71,825
Longevity Pay	9,404
Lump-sum for filling of Positions-Civilian	124,548
Other Personnel Benefits	75

Total Other Compensation for Specific Groups	205,852

Other Benefits
PAG-IBIG Contributions	3,468
PhilHealth Contributions	10,440
Employees Compensation Insurance Premiums	3,468
Terminal Leave	37,283

Total Other Benefits	54,659

Military/Uniformed Personnel
Basic Pay
Base Pay	1,744,018

Total Basic Pay	1,744,018

Other Compensation Common to All
Personnel Economic Relief Allowance	70,728
Clothing/ Uniform Allowance	71,878
Subsistence Allowance	214,408
Laundry Allowance	1,157
Quarters Allowance	12,587
Longevity Pay	400,722
Mid-Year Bonus - Military/Uniformed Personnel	145,339
Year-end Bonus	145,339
Cash Gift	14,735
Productivity Enhancement Incentive	14,735

Total Other Compensation Common to All	1,091,628

Other Compensation for Specific Groups
Hazardous Duty Pay	24,743
Special Duty Allowance	78,612
Overseas Allowance	242,645
Combat Incentive Pay	10,000
Hazard Duty Pay	19,102
Combat Duty Pay	3,420
Incentive Pay	57,593
Instructor’s Duty Pay	39,437
Lump-sum for filling of Positions-Military/Uniformed Personnel (HUP)	166,532

Total Other Compensation for Specific Groups	642,084

1216	OFFICIAL GAZETTE	VOL. 116, NO. 52
GENERAL APPROPRIATIONS ACT, FY 2021

Other Benefits
Special Group Term Insurance	217
PAG-IBIG Contributions	3,539
PhilHealth Contributions	35,243
Employees Compensation Insurance Premiums	3,539
Retirement Gratuity	1,612,542

Total Other Benefits	1,655,080

Total Personnel Services	6,445,793

Maintenance and Other Operating Expenses
Travelling Expenses	294,736
Training and Scholarship Expenses	186,108
Supplies and Materials Expenses	2,268,194
Utility Expenses	628,892
Communication Expenses	125,829
Confidential, Intelligence and Extraordinary Expenses
Intelligence Expenses	1,329,674
Professional Services	77,724
General Services	69,615
Repairs and Maintenance	429,863
Financial Assistance/Subsidy	13,755
Taxes, Insurance Premiums and Other Fees	29,237
Labor and Wages	26,982
Other Maintenance and Operating Expenses
Advertising Expenses	2,217
Printing and Publication Expenses	16,092
Representation Expenses	471,974
Transportation and Delivery Expenses	9,666
Rent/Lease Expenses	57,146
Membership Dues and Contributions to Organizations	955
Subscription Expenses	31,943
Other Maintenance and Operating Expenses	58,372

Total Maintenance and Other Operating Expenses	6,128,97

Financial Expenses
Bank Charges	19

Total Financial Expenses	19

Total Current Operating Expenditures	12,574,786

Capital Outlays
Property, Plant and Equipment Outlay
Infrastructure Outlay	71,030
Buildings and Other Structures	97,000
Machinery and Equipment Outlay	27,213,052
Transportation Equipment Outlay	78,510

Total Capital Outlays	27,459,592

TOTAL NEW APPROPRIATIONS	40,034,378

DECEMBER 28, 2020	OFFICIAL GAZETTE	1217

GENERAL SUMMARY

DEPARTMENT OF NATIONAL DEFENSE

	Current Operating Expenditures
	Personnel Services		Maintenance and Other Operating Expenses		Financial Expenses		Capital Outlays		Total
A. OFFICE OF THE SECRETARY - PROPER	₱	203,394,000	₱	298,974,000	₱		₱		₱	502,368,000
B. GOVERNMENT ARSENAL		282,100,000		1,002,223,000				53,500,000		1,337,823,000
C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES		41,998,000		86,590,000				21,163,000		149,751,000
D. OFFICE OF CIVIL DEFENSE		290,651,000		790,723,000				163,797,000		1,245,171,000
E. PHILIPPINE VETERANS AFFAIRS OFFICE-PROPER		150,102,000		552,528,000				139,797,000		842,427,000
F. VETERANS MEMORIAL MEDICAL CENTER		813,707,000		1,151,834,000				12,920,000		1,978,461,000
G. ARMED FORCES OF THE PHILIPPINES		120,735,402,000		46,434,155,000		19,000		32,245,601,000		199,415,177,000

G.1. PHILIPPINE ARMY (LAND FORCES)		79,173,148,000		15,787,791,000				2,664,082,000		97,625,021,000
G.2. PHILIPPINE AIR FORCE (AIR FORCES)		15,100,504,000		14,898,736,000				204,423,000		30,203,663,000
G.3. PHILIPPINE NAVY (NAVAL FORCES)		20,015,957,000		9,618,654,000				1,917,504,000		31,552,115,000
G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORTS UNITS (AFPWSSUS)		6,445,793,000		6,128,974,000		19,000		27,459,592,000		40,034,378,000

TOTAL NEW APPROPRIATIONS, DEPARTMENT OF NATIONAL DEFENSE	₱	122,517,354,000	₱	50,317,027,000	₱	19,000	₱	32,636,778,000	₱	205,471,178,000